UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number: 811-07589
THE HARTFORD MUTUAL FUNDS, INC.
(Exact name of registrant as specified in charter)
P. O. Box 2999, Hartford, Connecticut 06104-2999
(Address of Principal Executive Offices)
Edward P. Macdonald, Esquire
Life Law Unit
The Hartford Financial Services Group, Inc.
200 Hopmeadow Street
Simsbury, Connecticut 06089
(Name and Address of Agent for Service)
Registrant’s telephone number, including area code: (860) 843-9934
Date of fiscal year end: October 31st
Date of reporting period: November 1, 2008 – April 30, 2009
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Hartford Advisers Fund

The Hartford Advisers Fund
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 4/30/99 - 4/30/09
Growth of a $10,000 investment in Class A which includes Sales Charge
Barclays Capital Government/Credit Bond Index is an unmanaged, market value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgage-backed securities) and of all publicly issued fixed-rate, nonconvertible, investment grade domestic corporate debt.
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Investment objective — Seeks maximum long-term total return.
Average Annual Total Returns(2,3,4) (as of 4/30/09)

	Inception	1	5	10	Since
	Date	Year	Year	Year	Inception

Advisers A#	7/22/96	-26.89%	-1.61%	-0.62%	4.04%
Advisers A##	7/22/96	-30.91%	-2.71%	-1.18%	3.58%
Advisers B#	7/22/96	-27.52%	-2.38%	NA *	NA *
Advisers B##	7/22/96	-31.07%	-2.71%	NA *	NA *
Advisers C#	7/22/96	-27.48%	-2.30%	-1.30%	3.33%
Advisers C##	7/22/96	-28.19%	-2.30%	-1.30%	3.33%
Advisers R3#	7/22/96	-27.07%	-1.54%	-0.32%	4.39%
Advisers R4#	7/22/96	-26.93%	-1.41%	-0.25%	4.44%
Advisers R5#	7/22/96	-26.62%	-1.25%	-0.17%	4.50%
Advisers Y#	7/22/96	-26.57%	-1.21%	-0.15%	4.52%

#	Without sales charge

##	With sales charge

NA	Not Applicable

*	10 year and inception returns are not applicable for Class B because after 8 years Class B converts to Class A.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes B, C, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Class C shares commenced operations on 7/31/98. Performance prior to 7/31/98 reflects Class B performance less Class C sales charges where applicable. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(4)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2009, which excludes investment transactions as of this date.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Portfolio Managers
Steven T. Irons, CFA	John C. Keogh	Peter I. Higgins, CFA	Christopher L. Gootkind, CFA
Senior Vice President, Partner	Senior Vice President, Partner	Senior Vice President	Vice President
How did the Fund perform?
The Class A shares of The Hartford Advisers Fund returned 1.72%, before sales charge, for the six-month period ended April 30, 2009, versus the returns of -8.53% for the S&P 500 Index, 7.96% for the Barclays Capital Government/Credit Bond Index and -1.70% for the average fund in the Lipper Mixed- Asset Target Allocation Growth Funds peer group, a group of funds that hold between 60%-80% in equity securities, with the remainder invested in bonds, cash, and cash equivalents.
Why did the Fund perform this way?
The six-month period ended April 30, 2009 was one of the most volatile in capital markets history, reflecting investors’ fluctuating reactions to economic data releases and the U.S. government’s involvement to help mitigate the financial crisis. The broad U.S. equity market registered its sixth straight quarterly decline in the first quarter of 2009 as measured by the S&P 500 Index, but ended the period with a sharp rebound from mid-March lows. During the period, the U.S. Federal Reserve cut rates from 1.0% to a target rate between 0%-0.25% and announced that low rates were likely to persist for an extended period of time. In continued efforts to

2

stabilize the economy and lower mortgage rates, the government introduced numerous stimulus and liquidity programs. In addition, the Federal Reserve established a new program to purchase $300 billion of longer-term Treasury securities. Treasury yields moved lower during the six month period and the yield curve flattened (i.e. short and long term interest rates moving closer together) modestly. Buoyed by the government’s actions and growing demand for fixed income assets, non-Treasury sectors, with the exception of commercial mortgage backed securities (CMBS), outperformed Treasuries during the period.
Equity markets, as measured by the S&P 500, returned (-9%) during the period, as seven of ten sectors within the index posted declines. Financials (-29%), Industrials (-13%), and Energy (-10%) fell the most, while Information Technology (6%), Consumer Discretionary (4%), and Telecommunication Services (3%) were the only sectors to post positive returns. The bond market, as measured by the Barclays Government/Credit Index, returned 8% during the period.
The Fund has three primary levers to generate investment performance: equity investments, fixed income investments, and asset allocation among stocks, bonds, and cash. During the period, the equity portion of the Fund outperformed its benchmark, while the fixed income portion lagged its benchmark. Asset Allocation detracted from the Fund’s performance as the Fund’s overweight (i.e. the Fund’s sector position was greater than the benchmark position) to equities and underweight (i.e. the Fund’s sector position was less than the benchmark position) to fixed income hurt relative (i.e. performance of the Fund as measured against the benchmark) returns.
The equity portion of the Fund’s outperformance versus the benchmark was driven by security selection, which was strongest in Health Care, Financials, and Energy. Sector positioning, which is a result of bottom-up (i.e. stock by stock fundamental research) security selection, was essentially neutral as overweight allocations to Information Technology, Health Care, and Consumer Discretionary sectors were offset by the Fund’s overweight exposure to Financials and underweight to Telecommunication Services.
Top contributors to absolute (i.e. total return) and benchmark relative performance in the equity portion of the Fund during the period included Goldman Sachs (Financials), Schering-Plough (Health Care), and Wyeth (Health Care). Shares of Goldman Sachs, a leading investment bank, benefited from the firm’s relatively healthy balance sheet and news that the company was exploring ways to pay back its government Troubled Assets Relief Program (TARP) loans sooner than expected. The Fund’s holding in Schering-Plough helped performance on an absolute and relative basis, as the company’s share price jumped after receiving a takeover offer by Merck. Shares of U.S.-based pharmaceutical company Wyeth moved sharply higher after Pfizer agreed to purchase the company at a significant premium.
Stocks that detracted the most from relative returns during the period were Bank of America (Financials), Delta Air Lines (Industrials), and General Electric (Industrials). Shares of diversified banking company Bank of America fell significantly on weakness in their consumer-oriented loan portfolio and due to difficulties surrounding their acquisition of Merrill Lynch. Delta Airlines’ shares fell during the period on the back of soft revenue metrics and a general contraction in demand across the travel industry, which investors feared would overshadow the benefits of industry-wide capacity reductions. General Electric, a U.S. industrial conglomerate, saw its shares fall after the company cut its dividend and investors grew increasingly concerned about the company’s finance unit. Significant detractors from absolute returns also included Wells Fargo (Financials).
The fixed income portion of the Fund underperformed its benchmark primarily due to its overweight allocation to commercial mortgage-backed securities (CMBS), exposure to non-agency mortgage-backed securities (MBS), and security selection within its allocation to corporate bonds, in particular holdings of debt issued by insurance companies. CMBS prices tumbled in the first half of the period as the weakening economic outlook for commercial real estate intensified. We exited the Fund’s CMBS holdings in the first quarter. In late 2008, there was a shift in focus for the TARP away from the purchase of illiquid mortgage assets. This, combined with continued declines in the housing market, led to significant underperformance for the nonagency MBS sector. We sold the Fund’s non-agency MBS positions on improved liquidity in January. Within the corporate bond sector, the Fund’s overweight to debt issued by insurance companies detracted from relative performance. Insurance companies have been negatively impacted by the elevated volatility in equity markets, extreme widening of credit spreads (i.e. short and long term interest rates moving farther apart) in 2008, and increase in asset impairment-related writedowns. Market illiquidity diminished our ability to transact in our corporate bond holdings. Adding to relative results were the Fund’s allocations to agency MBS and asset-backed securities (ABS), and an overweight to the corporate bond sector. Agency MBS posted positive excess returns as the initiation and expansion of the Federal Reserve’s purchase program led to material spread tightening (i.e. short and long term interest rates moving closer together). The Fund’s ABS holdings backed by auto loans and credit card receivables were also additive as Term Asset-Backed Securities Loan Facility (TALF)-related demand increased for these assets. Lastly, the Fund’s overweight to the corporate bond sector was a positive contributor as demand for corporate bonds surged in 2009. The sector posted record positive excess returns versus Treasuries in both January and April.

3

What is the outlook?
We continue to believe that government actions will further reduce systemic risk and help to stabilize markets. In recent weeks, signs of a turn in the economy have emerged, and we believe that the risks of a severe and prolonged global recession are diminishing.
The equity portion of the Fund is managed with a large cap, core approach. We apply a bottom-up investment process in constructing a diversified portfolio. We look for companies that exhibit the following qualities: industry leadership, strong balance sheets, solid management, high return on equity, accelerating earnings, and/or attractive valuation with a catalyst. At the end of the period, our bottom-up investment approach resulted in overweight exposures in Financials, Information Technology, and Industrials, as we found a number of attractive investment opportunities in these sectors. The Fund’s largest underweights relative to the S&P 500 were in Utilities, Telecommunication Services, and Health Care.
The fixed income portion of the Fund is currently positioned with a neutral duration (i.e. sensitivity to changes in interest rates) posture. We believe that U.S. economic indicators are beginning to bottom, but that the Federal Reserve is likely to keep the policy rate low. We believe that default levels implied by pricing in the corporate bond market are too high and that valuations are attractive. The Fund is positioned with an overweight to the corporate bond sector. Government initiatives continue to be focused on the mortgage sector, and the Fund maintains an allocation to agency MBS pass-throughs. Lastly, we continue to favor an allocation to the ABS sector, specifically auto and credit card deals. We believe that consumer ABS will continue to be supported by the TALF.
The equity and fixed income managers will continue to work collaboratively to make decisions regarding portfolio weights in stocks, bonds, and cash. As of April 30, 2009, the Fund’s equity exposure was at 67.4%, at the upper end of the 50-70% range.
Diversification by Industry
as of April 30, 2009

Percentage of
Industry	Net Assets
Banks	2.5%
Capital Goods	5.6
Commercial & Professional Services	0.3
Consumer Cyclical	0.4
Consumer Staples	0.8
Diversified Financials	7.2
Energy	9.6
Finance	9.3
Food & Staples Retailing	3.7
Food, Beverage & Tobacco	2.5
General Obligations	0.3
Health Care	0.5
Health Care Equipment & Services	2.5
Household & Personal Products	0.7
Insurance	0.4
Materials	1.1
Media	3.0
Pharmaceuticals, Biotechnology & Life Sciences	5.5
Real Estate	0.5
Retailing	4.0
Semiconductors & Semiconductor Equipment	3.1
Services	0.3
Software & Services	4.3
Technology	0.8
Technology Hardware & Equipment	6.7
Telecommunication Services	1.1
Transportation	3.0
U.S. Government Agencies	3.0
U.S. Government Securities	11.3
Utilities	2.1
Short-Term Investments	1.9
Other Assets and Liabilities	2.0

Total	100.0%

Distribution by Security Type
as of April 30, 2009

Percentage of
Category	Net Assets
Asset & Commercial Mortgage Backed Securities	1.8%
Common Stocks	67.4
Corporate Bonds: Investment Grade	12.3
Municipal Bonds	0.3
U.S. Government Agencies	3.0
U.S. Government Securities	11.3
Warrant	0.0
Short-Term Investments	1.9
Other Assets and Liabilities	2.0

Total	100.0%

4

The Hartford Advisers Fund
Schedule of Investments
April 30, 2009 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 67.4%
	Banks - 2.5%
65	PNC Financial Services Group, Inc.	$2,590
114	Standard Chartered plc	1,763
823	Washington Mutual, Inc. Private Placement ⌂ †	81
660	Wells Fargo & Co.	13,211

		17,645

	Capital Goods - 5.5%
98	Cummins, Inc.	3,332
41	Danaher Corp.	2,373
115	Deere & Co.	4,724
18	First Solar, Inc. •	3,409
671	General Electric Co.	8,488
129	Honeywell International, Inc.	4,017
147	Illinois Tool Works, Inc.	4,805
52	Lockheed Martin Corp.	4,075
61	Siemens AG ADR	4,056

		39,279

	Commercial & Professional Services - 0.3%
179	Monster Worldwide, Inc. •	2,474

	Diversified Financials - 7.2%
121	Ameriprise Financial, Inc.	3,178
687	Bank of America Corp.	6,139
519	Discover Financial Services, Inc.	4,222
95	Goldman Sachs Group, Inc.	12,156
259	Invesco Ltd.	3,816
436	JP Morgan Chase & Co.	14,375
563	UBS AG ADR •	7,675

		51,561

	Energy - 9.3%
116	Cameco Corp.	2,639
32	Canadian Natural Resources Ltd. ADR	1,480
26	Chevron Corp.	1,705
101	EOG Resources, Inc.	6,424
247	Exxon Mobil Corp.	16,441
137	Hess Corp.	7,523
103	Marathon Oil Corp.	3,053
253	OAO Gazprom Class S ADR	4,531
72	Occidental Petroleum Corp.	4,042
62	Petro-Canada	1,964
140	Petroleo Brasileiro S.A. ADR	4,683
138	Schlumberger Ltd.	6,761
121	Suncor Energy, Inc. ADR	3,063
81	XTO Energy, Inc.	2,794

		67,103

	Food & Staples Retailing - 3.7%
76	Costco Wholesale Corp.	3,669
104	Kroger Co.	2,248
205	Safeway, Inc.	4,039
250	Supervalu, Inc.	4,081
178	Walgreen Co.	5,595
134	Wal-Mart Stores, Inc.	6,729

		26,361

	Food, Beverage & Tobacco - 2.5%
74	General Mills, Inc.	3,741
238	PepsiCo, Inc.	11,843
116	Unilever N.V. NY Shares ADR	2,304

		17,888

	Health Care Equipment & Services - 2.5%
21	Intuitive Surgical, Inc.•	2,946
165	Medtronic, Inc.	5,280
199	UnitedHealth Group, Inc.	4,683
76	Varian Medical Systems, Inc. •	2,543
56	Zimmer Holdings, Inc. •	2,459

		17,911

	Household & Personal Products - 0.7%
101	Procter & Gamble Co.	4,998

	Insurance - 0.4%
64	ACE Ltd.	2,958

	Materials - 1.1%
169	Cliff’s Natural Resources, Inc.	3,897
52	Potash Corp. of Saskatchewan, Inc.	4,463

		8,360

	Media - 3.0%
794	Comcast Corp. Class A	12,269
200	Time Warner, Inc.	4,363
267	Viacom, Inc. Class B •	5,129

		21,761

	Pharmaceuticals, Biotechnology & Life Sciences - 5.5%
191	Daiichi Sankyo Co., Ltd.	3,189
578	Elan Corp. plc ADR •	3,418
105	Eli Lilly & Co.	3,447
141	Merck & Co., Inc.	3,425
535	Pfizer, Inc.	7,148
136	Schering-Plough Corp.	3,128
285	Shionogi & Co., Ltd.	4,898
71	UCB S.A.	1,920
112	Vertex Pharmaceuticals, Inc. •	3,458
119	Wyeth	5,033

		39,064

	Real Estate - 0.5%
64	Kimco Realty Corp.	767
53	Simon Property Group, Inc.	2,740

		3,507

	Retailing - 4.0%
73	Best Buy Co., Inc.	2,798
2,225	Buck Holdings L.P.⌂ • †	3,958
92	Kohl’s Corp. •	4,163
387	Lowe’s Co., Inc.	8,314
129	Nordstrom, Inc.	2,915
333	Staples, Inc.	6,856

		29,004

	Semiconductors & Semiconductor Equipment - 3.1%
306	Applied Materials, Inc.	3,741
108	Intel Corp.	1,708
117	Lam Research Corp.•	3,259
509	Maxim Integrated Products, Inc.	6,893
355	Texas Instruments, Inc.	6,413

		22,014

	Software & Services - 4.3%
137	Accenture Ltd. Class A	4,041
15	Google, Inc. •	5,781
652	Microsoft Corp.	13,217
116	Oracle Corp. •	2,238
311	Western Union Co.	5,206

		30,483

	Technology Hardware & Equipment - 6.7%
The accompanying notes are an integral part of these financial statements.

5

The Hartford Advisers Fund
Schedule of Investments — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 67.4% — (continued)
	Technology Hardware & Equipment - 6.7% — (continued)
70	Apple, Inc.•	$8,859
839	Cisco Systems, Inc.•	16,213
170	Corning, Inc.	2,480
585	Flextronics International Ltd. •	2,271
135	Hewlett-Packard Co.	4,868
246	NetApp, Inc.•	4,507
217	Qualcomm, Inc.	9,192

		48,390

	Telecommunication Services - 1.1%
89	AT&T, Inc.	2,290
314	MetroPCS Communications, Inc.•	5,366

		7,656

	Transportation - 2.6%
851	Delta Air Lines, Inc.•	5,249
95	FedEx Corp.	5,294
161	United Parcel Service, Inc. Class B	8,421

		18,964

	Utilities - 0.9%
136	Exelon Corp.	6,251

	Total common stocks (cost $607,722)	$483,632

WARRANTS - 0.0%
	Banks 0.0%
103	Washington Mutual, Inc. Private Placement ⌂ •†	$—

	Total warrants (cost $—)	$—

ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 1.8%
	Finance - 1.8%
	Advanta Business Card Master Trust
$5,000	5.30%, 05/21/2012	$4,945
	Citibank Credit Card Issuance Trust
2,985	5.65%, 09/20/2019	2,808
	Marriott Vacation Club Owner Trust
243	5.36%, 10/20/2028 ▪	199
	Nissan Automotive Lease Trust
5,000	5.10%, 07/16/2012	4,990

		12,942

	Total asset & commercial mortgage backed securities (cost $13,219)	$12,942

CORPORATE BONDS: INVESTMENT GRADE - 12.3%
	Capital Goods - 0.1%
	Xerox Corp.
$1,000	5.50%, 05/15/2012	$950

	Consumer Cyclical - 0.4%
	DaimlerChrysler NA Holdings Corp.
1,975	6.50%, 11/15/2013	1,919
	Federated Retail Holdings, Inc.
714	5.90%, 12/01/2016	592
	Staples, Inc.
460	9.75%, 01/15/2014	505

		3,016

	Consumer Staples - 0.8%
	PepsiAmericas, Inc.
2,435	6.38%, 05/01/2009	2,435
	Procter & Gamble Co.
2,150	9.36%, 01/01/2021	2,593
	Weyerhaeuser Co.
800	7.38%, 03/15/2032	609

		5,637

	Energy - 0.3%
	Atmos Energy Corp.
1,160	6.35%, 06/15/2017	1,072
	Weatherford International Ltd.
1,000	5.95%, 06/15/2012	1,000

		2,072

	Finance - 7.5%
	Ace INA Holdings, Inc.
125	5.88%, 06/15/2014	124
	American Express Centurion Bank
1,200	6.00%, 09/13/2017	1,021
	AXA Financial, Inc.
2,200	7.00%, 04/01/2028	1,586
	Bank of America Corp.
3,000	5.42%, 03/15/2017	2,113
	Berkshire Hathaway Finance Corp.
1,050	4.85%, 01/15/2015	1,083
	Brandywine Operating Partnership
750	5.70%, 05/01/2017	409
1,000	6.00%, 04/01/2016	586
	Capital One Bank
750	6.50%, 06/13/2013	696
	Capital One Capital IV
1,000	6.75%, 02/17/2037	425
	Capital One Financial Corp.
870	5.70%, 09/15/2011	831
	CIT Group, Inc.
1,150	7.63%, 11/30/2012	713
	Citigroup, Inc.
1,600	6.00%, 10/31/2033	878
	COX Communications, Inc.
2,000	5.45%, 12/15/2014	1,866
	Developers Diversified Realty Corp.
1,500	5.38%, 10/15/2012	678
	Discover Financial Services, Inc.
1,245	6.45%, 06/12/2017	879
	Eaton Vance Corp.
530	6.50%, 10/02/2017	462
	Everest Reinsurance Holdings, Inc.
885	5.40%, 10/15/2014	781
	Genworth Financial, Inc.
1,500	6.15%, 11/15/2066	210
	Goldman Sachs Group, Inc.
1,000	5.30%, 02/14/2012	1,014
1,200	5.63%, 01/15/2017	1,028
	Health Care Properties
2,035	6.00%, 01/30/2017	1,660
The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE - 12.3% — (continued)
	Finance - 7.5% — (continued)
	HSBC Finance Corp.
$2,000	5.50%, 01/19/2016	$1,680
	International Lease Finance Corp.
2,200	5.00%, 09/15/2012	1,344
1,200	5.63%, 09/15/2010	1,035
	Jackson National Life Insurance Co.
2,000	8.15%, 03/15/2027 ▪	1,564
	John Deere Capital Corp.
1,655	4.88%, 10/15/2010	1,704
	JP Morgan Chase & Co.
1,795	5.13%, 09/15/2014	1,663
	KeyCorp Capital II
250	6.88%, 03/17/2029	167
	Kimco Realty Corp.
1,550	5.78%, 03/15/2016	1,198
	Liberty Mutual Group, Inc.
2,335	5.75%, 03/15/2014 ▪	1,784
	Liberty Property L.P.
260	6.63%, 10/01/2017	189
	Merrill Lynch & Co., Inc.
2,000	5.00%, 02/03/2014	1,681
	Morgan Stanley
2,650	5.38%, 10/15/2015	2,385
	National City Corp.
125	6.88%, 05/15/2019	107
	New England Mutual Life Insurance Co.
3,100	7.88%, 02/15/2024 ▪	2,714
	Prologis Trust
1,500	5.63%, 11/15/2016	1,004
	Prudential Financial, Inc.
585	5.80%, 06/15/2012	535
	Prudential Funding LLC
2,000	6.75%, 09/15/2023 ▪	1,121
	Realty Income Corp.
965	6.75%, 08/15/2019	710
	Republic New York Capital I
250	7.75%, 11/15/2006	122
	Santander Central Hispano Issuances Ltd.
500	7.63%, 11/03/2009	509
	Simon Property Group L.P.
3,100	6.10%, 05/01/2016	2,680
	Sovereign Bancorp, Inc.
1,000	8.75%, 05/30/2018	880
	Sovereign Capital Trust IV
1,500	7.91%, 06/13/2036	980
	Torchmark Corp.
3,000	8.25%, 08/15/2009	2,998
	UnitedHealth Group, Inc.
500	5.50%, 11/15/2012	502
	WEA Finance LLC
1,000	7.13%, 04/15/2018 ▪	828
	Wells Fargo Bank NA
2,500	6.45%, 02/01/2011	2,549

		53,676

	Health Care - 0.5%
	CVS Corp.
1,550	6.13%, 08/15/2016	1,581
	Schering-Plough Corp.
2,000	5.55%, 12/01/2013	2,121

		3,702

	Services - 0.3%
	Comcast Corp.
1,600	5.90%, 03/15/2016	1,598
	Wyndham Worldwide Corp.
615	6.00%, 12/01/2016	406

		2,004

	Technology - 0.8%
	BellSouth Telecommunications
250	7.00%, 12/01/2095	199
	Fiserv, Inc.
1,250	6.13%, 11/20/2012	1,239
	General Electric Co.
1,225	5.00%, 02/01/2013	1,257
	Intuit, Inc.
1,500	5.40%, 03/15/2012	1,517
	Time Warner Cable, Inc.
830	5.85%, 05/01/2017	798
	Verizon Global Funding Corp.
250	7.25%, 12/01/2010	266

		5,276

	Transportation - 0.4%
	Continental Airlines, Inc.
755	5.98%, 04/19/2022	597
	Southwest Airlines Co.
1,750	5.75%, 12/15/2016	1,547
666	6.15%, 08/01/2022	599

		2,743

	Utilities - 1.2%
	Consolidated Edison Co. of NY
955	5.30%, 12/01/2016	948
	Enel Finance International
805	6.80%, 09/15/2037 ▪	662
	Indianapolis Power and Light
1,500	6.60%, 06/01/2037 ▪	1,259
	Kinder Morgan Energy Partners L.P.
1,500	6.95%, 01/15/2038	1,304
	MidAmerican Energy Co.
1,000	5.65%, 07/15/2012	1,028
	MidAmerican Energy Holdings Co.
500	6.13%, 04/01/2036	434
	Northern Border Pipeline Co.
1,150	7.75%, 09/01/2009	1,159
	Southern California Edison Co.
1,750	5.55%, 01/15/2037	1,643
	Taqa Abu Dhabi National Energy Co.
695	5.88%, 10/27/2016 ▪	638

		9,075

	Total corporate bonds: investment grade (cost $104,311)	$88,151

MUNICIPAL BONDS - 0.3%
	General Obligations - 0.3%
	Oregon School Boards Association, Taxable Pension,
$2,000	4.76%, 06/30/2028	$1,612
	State of Illinois, Taxable Pension,
650	5.10%, 06/01/2033	536

		2,148

	Total municipal bonds (cost $2,643)	$2,148

The accompanying notes are an integral part of these financial statements.

7

The Hartford Advisers Fund
Schedule of Investments — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
U.S. GOVERNMENT AGENCIES - 3.0%
	Federal Home Loan Mortgage Corporation - 1.8%
$9,050	4.50%, 01/01/2038 - 02/01/2039		$9,209

	Federal National Mortgage Association - 0.5%
3,515	4.50%, 04/01/2038 - 03/01/2039		3,581
108	5.00%, 06/01/2036		112

			3,693

	Government National Mortgage Association - 0.7%
2,229	5.50%, 02/15/2036 - 01/15/2037		2,318
2,447	6.00%, 11/20/2023 - 10/15/2034		2,568
1,734	6.50%, 04/15/2026 - 02/15/2035		1,849
1,713	7.00%, 11/15/2031 - 11/15/2033		1,827
262	8.00%, 12/15/2029 - 02/15/2031		293

			8,855

	Total U.S. government agencies (cost $21,254)		$21,757

U.S. GOVERNMENT SECURITIES - 11.3%
	Other Direct Federal Obligations - 2.8%
	Federal Financing Corporation:
$1,456	5.24%, 12/06/2013 o		$1,244
2,220	5.25%, 12/27/2013 o		1,892
10,000	9.80%, 04/06/2018		14,727

			17,863

	Federal Home Loan Bank:
2,225	4.88%, 11/18/2011		2,401

			20,264

	U.S. Treasury Bonds - 1.0%
5,775	6.25%, 08/15/2023		7,221

	U.S. Treasury Notes - 7.5%
9,500	2.38%, 08/31/2010		9,719
14,000	2.75%, 02/15/2019		13,560
10,000	3.88%, 05/15/2018		10,657
6,335	4.13%, 08/15/2010		6,622
10,200	4.50%, 05/15/2017		11,386
1,277	4.75%, 05/31/2012		1,406

			53,350

	Total U.S. government securities (cost $74,279)		$80,835

	Total long-term investments (cost $823,428)		$689,465

SHORT-TERM INVESTMENTS - 1.9%
	Repurchase Agreements - 1.9%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $3,162, collateralized by GNMA 4.50% - 6.50%, 2038 - 2039, value of $3,225)
$3,162	0.18%, 04/30/2009		$3,162

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $3,784, collateralized by FHLMC 4.50% - 6.50%, 2035 - 2039, FNMA 4.50% - 6.50%, 2034 - 2047, value of $3,860)

3,784	0.17%, 04/30/2009		3,784

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $5,287, collateralized by FHLMC 4.00% - 7.00%, 2021 - 2039, FNMA 6.00% - 7.00%, 2034 - 2038, GNMA 4.50% - 7.00%, 2024 - 2039, value of $5,393)

5,287	0.17%, 04/30/2009		5,287
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $18, collateralized by U.S. Treasury Bond 7.50%, 2024, value of $18)
18	0.14%, 04/30/2009		18

UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $1,140, collateralized by FHLMC 8.00% - 15.00%, 2009 - 2021, FNMA 3.50% - 15.50%, 2012 - 2039, value of $1,163)

1,140	0.16%, 04/30/2009		1,140

			13,391

	Total short-term investments (cost $13,391)		$13,391

	Total investments (cost $836,819)▲	98.0%	$702,856
	Other assets and liabilities	2.0%	14,442

	Total net assets	100.0%	$717,298

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 4.22% of total net assets at April 30, 2009.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

▲	At April 30, 2009, the cost of securities for federal income tax purposes was $852,585 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$28,737
Unrealized Depreciation	(178,466)

Net Unrealized Depreciation	$(149,729)

The accompanying notes are an integral part of these financial statements.

8

†	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund’s Board of Directors at April 30, 2009, was $4,039, which represents 0.56% of total net assets. This calculation excludes securities that are principally traded in certain foreign markets and whose prices were adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

•	Currently non-income producing.

▪	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at April 30, 2009, was $10,769, which represents 1.50% of total net assets.

o	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period	Shares/
Acquired	Par	Security	Cost Basis

06/2007	2,225	Buck Holdings L.P.	$2,227
04/2008	823	Washington Mutual, Inc. Private Placement	7,200
04/2008	103	Washington Mutual, Inc. Private Placement Warrants	—

The aggregate value of these securities at April 30, 2009 was $4,039 which represents 0.56% of total net assets.
Forward Foreign Currency Contracts Outstanding at April 30, 2009

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value ╪	Amount	Date	(Depreciation)
British Pound (Sell)	$74	$74	05/06/09	$—
Euro (Sell)	81	81	05/06/09	—

				$—

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.
FAS 157 Disclosure of Investment Valuation Hierarchy Levels

Assets:
Investment in securities — Level 1	$481,383
Investment in securities — Level 2	216,238
Investment in securities — Level 3	5,235

Total	$702,856

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Assets:
Securities:
Balance as of October 31, 2008	$4,478
Net realized loss	(713)
Change in unrealized appreciation ♦	2,511
Net sales	(1,041)

Balance as of April 30, 2009	$5,235

♦ Change in unrealized gains or losses relating to assets still held at April 30, 2009	$2,012

The accompanying notes are an integral part of these financial statements.

9

The Hartford Advisers Fund

Statement of Assets and Liabilities
April 30, 2009 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at fair value (cost $836,819)	$702,856
Cash	1
Unrealized appreciation on forward foreign currency contracts
Receivables:	—
Investment securities sold	21,257
Fund shares sold	11
Dividends and interest	3,259
Other assets	185

Total assets	727,569

Liabilities:
Unrealized depreciation on forward foreign currency contracts
Payables:	—
Investment securities purchased	8,455
Fund shares redeemed	1,266
Investment management fees	79
Distribution fees	50
Accrued expenses	421

Total liabilities	10,271

Net assets	$717,298

Summary of Net Assets:
Capital stock and paid-in-capital	1,123,608
Accumulated distribution in excess of net investment income	(2,310)
Accumulated net realized loss on investments and foreign currency transactions	(270,037)
Unrealized depreciation of investments and the translation of assets and liabilities denominated in foreign currency	(133,963)

Net assets	$717,298

Shares authorized	910,000

Par value	$0.001

Class A: Net asset value per share/Maximum offering price per share	$10.78/$11.40

Shares outstanding	49,515

Net assets	$533,700

Class B: Net asset value per share	$10.67

Shares outstanding	7,489

Net assets	$79,884

Class C: Net asset value per share	$10.78

Shares outstanding	8,512

Net assets	$91,753

Class R3: Net asset value per share	$10.90

Shares outstanding	1

Net assets	$11

Class R4: Net asset value per share	$10.89

Shares outstanding	72

Net assets	$779

Class R5: Net asset value per share	$10.91

Shares outstanding	1

Net assets	$8

Class Y: Net asset value per share	$10.91

Shares outstanding	1,024

Net assets	$11,163

The accompanying notes are an integral part of these financial statements.

10

The Hartford Advisers Fund
Statements of Operations
For the Six Month Period Ended April 30, 2009 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$5,936
Interest	6,362
Securities lending	143
Less: Foreign tax withheld	(93)

Total investment income	12,348

Expenses:
Investment management fees	2,372
Transfer agent fees	1,277
Distribution fees
Class A	649
Class B	428
Class C	458
Class R3	—
Class R4	—
Custodian fees	6
Accounting services	64
Registration and filing fees	58
Board of Directors’ fees	10
Audit fees	16
Other expenses	199

Total expenses (before waivers and fees paid indirectly)	5,537
Expense waivers	(500)
Transfer agent fee waivers	(243)
Commission recapture	(26)
Custodian fee offset	(5)

Total waivers and fees paid indirectly	(774)

Total expenses, net	4,763

Net investment income	7,585

Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized loss on investments in securities	(165,309)
Net realized loss on futures	(100)
Net realized gain on foreign currency transactions	3,258

Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions	(162,151)

Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	161,048
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(3,239)

Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	157,809

Net Loss on Investments, Other Financial Instruments and Foreign Currency Transactions	(4,342)

Net Increase in Net Assets Resulting from Operations	$3,243

The accompanying notes are an integral part of these financial statements.

11

The Hartford Advisers Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2009	Year Ended
	(Unaudited)	October 31, 2008
Operations:
Net investment income	$7,585	$19,469
Net realized loss on investments, other financial instruments and foreign currency transactions	(162,151)	(103,462)
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	157,809	(369,100)

Net increase (decrease) in net assets resulting from operations	3,243	(453,093)

Distributions to Shareholders:
From net investment income
Class A	(10,024)	(15,267)
Class B	(1,308)	(1,361)
Class C	(1,374)	(1,601)
Class R3	—	—
Class R4	(3)	(2)
Class R5	—	—
Class Y	(222)	(363)
From net realized gain on investments
Class A	—	(116,370)
Class B	—	(26,714)
Class C	—	(22,170)
Class R3	—	(1)
Class R4	—	(6)
Class R5	—	(1)
Class Y	—	(2,134)

Total distributions	(12,931)	(185,990)

Capital Share Transactions:
Class A	(54,023)	(39,453)
Class B	(21,605)	(52,862)
Class C	(13,622)	(15,999)
Class R3	2	4
Class R4	635	114
Class R5	—	1
Class Y	(144)	(182)

Net decrease from capital share transactions	(88,757)	(108,377)

Net decrease in net assets	(98,445)	(747,460)
Net Assets:
Beginning of period	815,743	1,563,203

End of period	$717,298	$815,743

Accumulated undistributed (distribution in excess of) net investment income (loss)	$(2,310)	$3,036

The accompanying notes are an integral part of these financial statements.

12

The Hartford Advisers Fund
Notes to Financial Statements
April 30, 2009 (Unaudited)
(000’s Omitted)
1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-two portfolios. Financial statements for The Hartford Advisers Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares are sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Classes R3, R4, R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and except that Class B shares automatically convert to Class A shares after 8 years.

Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments will be allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). After the Close Date, existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).
a)	Security Transactions and Investment Income — Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)	Security Valuation — The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary markets, but before the close of the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading

13

The Hartford Advisers Fund
Notes to Financial Statements — (continued)
 April 30, 2009 (Unaudited)
(000’s Omitted)
restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, ADR’s, exchange traded funds (“ETF’s”)) after the close of the foreign markets but before the close of the Exchange. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Debt securities (other than short-term obligations) held by the Fund are valued on the basis of valuations furnished by an independent pricing service which determines valuations for normal institutional size trading units of debt securities. Securities for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by the Fund’s Board of Directors. Generally, the Fund may use fair valuation in regard to debt securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that mature in 60 days or less are valued at amortized cost, which approximates market value.

Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Futures contracts are valued at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively. If a settlement price is not available, futures contracts will be valued at the most recent trade price as of the Valuation Time. If there were no trades, the contract shall be valued at the mean of the closing bid/ask prices as of the Valuation Time.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

A forward currency contract shall be valued based on the price of the underlying currency at the prevailing interpolated exchange rate, which is a combination of the spot currency rate and the forward currency rate. Spot currency rates and forward currency rates are obtained from an independent pricing service on a daily basis not more than one hour before the Valuation Time.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the valuation date.

c)	Foreign Currency Transactions — The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing exchange rates.

14

Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates on portfolio securities from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)	Securities Lending — The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are fully collateralized at all times with cash and/or U.S. Government Securities and/or repurchase agreements. The cash collateral is then invested in short-term money market instruments. The repurchase agreements are fully collateralized by U.S. Government Securities. The adequacy of the collateral for securities on loan is monitored on a daily basis. For instances where the market value of collateral falls below the market value of the securities out on loan, such collateral is supplemented on the following business day.

While securities are on loan, the Fund is subject to the following risks: 1) that the borrower may default on the loan and that the collateral could be inadequate in the event the borrower defaults, 2) that the earnings on the collateral invested may not be sufficient to pay fees incurred in connection with the loan, 3) that the principal value of the collateral invested may decline and may not be sufficient to pay back the borrower for the amount of the collateral posted, 4) that the borrower may use the loaned securities to cover a short sale which may place downward pressure on the market prices of the loaned securities, 5) that return of loaned securities could be delayed and could interfere with portfolio management decisions and 6) that any efforts to recall the securities for purposes of voting a proxy may not be effective. The Fund had no securities out on loan as of April 30, 2009.

e)	Joint Trading Account — Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Wellington Management Company, LLP (“Wellington”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

f)	Repurchase Agreements — A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2009.

g)	Forward Foreign Currency Contracts — The Fund may enter into forward foreign currency contracts that obligate the Fund to repurchase/replace or sell currencies at specified future dates. Forward foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

Forward foreign currency contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar.

h)	Fund Share Valuation and Dividend Distributions to Shareholders — Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the

15

The Hartford Advisers Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income are declared and paid quarterly. Dividends are paid on shares beginning on the business day after the day when the funds used to purchase the shares are collected by the transfer agent for the Fund. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences include but are not limited to foreign currency gains and losses, losses deferred due to wash sales adjustments, adjustments related to Passive Foreign Investment Companies and certain derivatives, and excise tax regulations. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

i)	Illiquid and Restricted Securities — The Fund is permitted to invest up to 15% of its net assets in illiquid securities. “Illiquid Securities” are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund, as shown in the Schedule of Investments, had illiquid or restricted securities as of April 30, 2009.

j)	Securities Purchased on a When-Issued or Delayed-Delivery Basis — Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. As of April 30, 2009, the Fund had no outstanding when-issued or forward commitments.

k)	Credit Risk — Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a Fund which holds securities with higher credit risk may fluctuate more than with less aggressive bond funds.

l)	Prepayment Risks — Most senior floating rate interests and certain debt securities allow for prepayment of principal without penalty. Senior floating rate interests and securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, with respect to securities, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities. Accordingly, the potential for the value of a senior floating rate interest or debt security to increase in response to interest rate declines is

16

limited. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

Senior floating rate interests or debt securities purchased to replace a prepaid loan or a debt security may have lower yields than the yield on the prepaid loan or debt security. Senior floating rate interests generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for the Borrower to repay, prepayments of senior floating rate interests may occur. As a result, the actual remaining maturity of senior floating rate interests held may be substantially less than the stated maturities shown in the Schedule of Investments.

m)	Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

n)	Financial Accounting Standards Board Financial Accounting Standards No. 157 — Effective November 1, 2008, the Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. Fair value is defined under FAS 157 as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Under FAS 157, a fair value measurement should reflect all of the assumptions that market participants would use in pricing the asset or liability, including assumptions about the risk inherent in a particular valuation technique, the effect of a restriction on the sale or use of an asset, and the risk of nonperformance.

Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized, per FAS 157, into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 — Quoted prices in active markets for identical securities. Level 1 includes exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•	Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 includes debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services and foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•	Level 3 — Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes and require significant management judgment or estimation. This category includes broker quoted securities, long dated OTC options and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a good representation of exit price.
Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

FAS 157 also requires that a roll forward reconciliation be shown for all Level 3 securities from the beginning of the reporting period to the end of the reporting period. Part of this reconciliation includes transfers in and/or out of Level 3. For purposes of this reconciliation, transfers in are shown at the end of period fair value and transfers out are shown at the beginning of period fair value.

17

The Hartford Advisers Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
Refer to the valuation hierarchy levels summary and the Level 3 roll forward reconciliation found following the Schedule of Investments.

FASB Staff Position No. 157-4 — In April 2009, FASB released FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP FAS 157-4”). FSP FAS 157-4 provides additional guidance on determining whether a market for a financial asset is not active and a transaction is not distressed when measuring fair value under FAS 157. The FSP also requires additional disclosure detail on debt and equity securities by major investment categories. FSP FAS 157-4 is effective for interim and annual periods ending after June 15, 2009. At this time, management is evaluating the implications of FSP FAS 157-4 and does not believe it will impact valuation but will require additional disclosure. This additional disclosure has not yet been implemented.

o)	Financial Accounting Standards Board Financial Accounting Standards No. 161 — In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires companies to disclose information detailing the objectives and strategies for using derivative instruments, the level of derivative activity entered into by the company and any credit risk-related contingent features of the agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and has not yet implemented the new disclosure standard.

p)	Indemnifications: Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
3.	Futures and Options:
Futures and Options Transactions — The Fund may invest in futures and options contracts in order to gain exposure to or protect against changes in the market. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. When the Fund enters into such futures contracts, it is required to deposit with a futures commission merchant an amount of “initial margin” of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called variation margin, to and from the broker, are made on a daily basis as the price of the underlying security fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Fund.

At any time prior to the expiration of the futures contract, the Fund may close the position by taking an opposite position, which would effectively terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a gain or loss.

The use of futures contracts involves elements of market risk, which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contracts may decrease the effectiveness of the Fund’s strategy and potentially result in loss. As of April 30, 2009, there were no outstanding futures contracts.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period.

The Fund may write (sell) covered options. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase or sell the same underlying

18

securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option securities or currencies. The Fund receives a premium for writing a call or put option, which is recorded on the Fund’s Statement of Assets and Liabilities and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options. There is a risk of loss from a change in the value of such options, which may exceed the related premiums received. As of April 30, 2009, there were no outstanding written options contracts.
4.	Federal Income Taxes:
a)	Federal Income Taxes — For federal income tax purposes, the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and the Fund intends to distribute substantially all of its income and gains during the calendar year ending December 31, 2009. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2008	October 31, 2007
Ordinary Income	$120,978	$24,582
Long-Term Capital Gains *	65,012	9,545

*	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC code Sec. 852(b)(3)(C).
As of October 31, 2008, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$6,246
Accumulated Capital Losses*	$(92,120)
Unrealized Depreciation†	$(310,748)

Total Accumulated Deficit	$(396,622)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward Note that follows.

†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable to the tax deferral of wash sales losses, the mark-to-market adjustment for certain derivatives in accordance with IRC Sec. 1256, the mark to market for Passive Foreign Investment Companies and basis differences in real estate investment trusts.
c)	Reclassification of Capital Accounts — In accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Fund has recorded reclassifications in its capital accounts. These reclassifications had no impact on the NAV of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the

19

The Hartford Advisers Fund
Notes to Financial Statements — (continued)
 April 30, 2009 (Unaudited)
(000’s Omitted)
type of book and tax differences that exist. As of October 31, 2008, the Fund recorded reclassifications to increase undistributed net investment income by $121 and decrease accumulated net realized loss by $121.

d)	Capital Loss Carryforward — At October 31, 2008 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year	Amount
2016	$92,120

Total	$92,120

e)	Financial Accounting Standards Board Interpretation No. 48 — On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. The Fund adopted FIN 48 for fiscal years beginning after December 15, 2006. Management has evaluated the implications of FIN 48 for all open tax years (tax years ended October 31, 2006 — 2008) and has determined there is no impact to the Fund’s financial statements.
5.	Expenses:
a)	Investment Management Agreements — Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with The Hartford Mutual Funds, Inc. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the six-month period ended April 30, 2009; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.6900%
On next $500 million	0.6250%
On next $4 billion	0.5750%
On next $5 billion	0.5725%
Over $10 billion	0.5700%
b)	Accounting Services Agreement — Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting service fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%
c)	Operating Expenses — Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of

20

certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the six-month period ended April 30, 2009, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class R3	Class R4	Class R5	Class Y
1.18%	NA	NA	1.43%	1.13%	0.83%	NA
d)	Fees Paid Indirectly - The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the six-month period ended April 30, 2009, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Annualized
	Six-Month
	Period	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	Ended April	October 31,	October 31,		October 31,	October 31,	October 31,
	30, 2009	2008	2007		2006	2005	2004
Class A Shares	1.12%	1.17%	1.09%		1.11%	1.18%	1.22%
Class B Shares	2.07	2.00	1.90		1.90	1.96	1.94
Class C Shares	2.03	1.86	1.78		1.81	1.88	1.86
Class R3 Shares	1.43	1.43	1.40	*
Class R4 Shares	1.13	1.11	1.05	†
Class R5 Shares	0.83	0.79	0.80	‡
Class Y Shares	0.77	0.70	0.63		0.65	0.73	0.74

*	From December 22, 2006 (commencement of operations), through October 31, 2007

†	From December 22, 2006 (commencement of operations), through October 31, 2007

‡	From December 22, 2006 (commencement of operations), through October 31, 2007
e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares - HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2009, HIFSCO received front-end load sales charges of $212 and contingent deferred sales charges of $46 from the Fund.

The Fund has adopted Distribution and Service Plans in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Funds provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of only up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the Distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the Distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the

21

The Hartford Advisers Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2009, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $25. These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions — Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2009, a portion of the Fund’s chief compliance officer’s salary was paid by the Fund in the amount of $1. Hartford Administrative Services Company (“HASCO”), a wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO was compensated $1,103 for providing such services. These fees are accrued daily and paid monthly.

g)	Payments from Affiliate:

The total return in the accompanying financial highlights includes payment from affiliates. Had the payment from affiliates been excluded, the total return for the periods listed below would have been as follows:

			Impact from Payment
			from Affiliate for
	Impact from	Total Return	Transfer Agent
	Payment from	Excluding	Allocation	Total Return
	Affiliate for SEC	Payment from	Methodology	Excluding Payment
	Settlement for the	Affiliate for the	Reimbursements for	from Affiliate for
	Year Ended	Year Ended	the Year Ended	the Year Ended
	October 31, 2007	October 31, 2007	October 31, 2004	October 31, 2004
Class A	0.07%	13.15%	0.19%	3.74%
Class B	0.08	12.24	0.26	2.95
Class C	0.07	12.36	0.21	3.06
Class Y	0.07	13.65	—	—
6.	Affiliate Holdings:

As of April 30, 2009, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R3	1
Class R5	1
7.	Investment Transactions:

For the six-month period ended April 30, 2009, the Fund’s aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$223,883
Sales Proceeds Excluding U.S. Government Obligations	341,435
Cost of Purchases for U.S. Government Obligations	13,852
Sales Proceeds for U.S. Government Obligations	8,208

22

8.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2009 and the year ended October 31, 2008:

	For the Six-Month Period Ended April 30, 2009					For the Year Ended October 31, 2008
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	2,455	959	(8,892)	—	(5,478)	4,723	8,149	(16,658)	—	(3,786)
Amount	$24,456	$9,726	$(88,205)	$—	$(54,023)	$68,922	$128,191	$(236,566)	$—	$(39,453)
Class B
Shares	146	126	(2,476)	—	(2,204)	360	1,720	(5,914)	—	(3,834)
Amount	$1,386	$1,295	$(24,286)	$—	$(21,605)	$5,188	$26,933	$(84,983)	$—	$(52,862)
Class C
Shares	312	124	(1,814)	—	(1,378)	520	1,393	(3,194)	—	(1,281)
Amount	$3,065	$1,310	$(17,997)	$—	$(13,622)	$7,233	$22,009	$(45,241)	$—	$(15,999)
Class R3
Shares	—	—	—	—	—	—	—	—	—	—
Amount	$2	$—	$—	$—	$2	$3	$1	$—	$—	$4
Class R4
Shares	70	—	(8)	—	62	14	—	(7)	—	7
Amount	$710	$4	$(79)	$—	$635	$209	$8	$(103)	$—	$114
Class R5
Shares	—	—	—	—	—	—	—	—	—	—
Amount	$—	$—	$—	$—	$—	$—	$1	$—	$—	$1
Class Y
Shares	43	22	(79)	—	(14)	120	157	(305)	—	(28)
Amount	$435	$221	$(800)	$—	$(144)	$1,836	$2,498	$(4,516)	$—	$(182)
The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued and Class B shares redeemed) for the six-month period ended April 30, 2009 and the year ended October 31, 2008:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2009	848	$8,452
For the Year Ended October 31, 2008	2,044	$30,041
9.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. During the six-month period ended April 30, 2009, the Fund did not have any borrowings under this facility.

10.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

23

The Hartford Advisers Fund
Financial Highlights — (Unaudited)

	- Selected Per-Share Data - (a)											- Ratios and Supplemental Data -
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
															Net Assets		Net Assets		Net Assets
				Net											Before		After		After
				Realized											Waivers		Waivers		Waivers
				and Un-											and		and		and
				realized			Distrib-			Net					Reimburse-		Reimburse-		Reimburse-		Ratio of
		Net	Pay-	Gain		Dividends	utions			Increase	Net				ments and		ments and		ments and		Net Invest-		Port-
	Net Asset	Invest-	ments	(Loss)		from Net	from	Distri-		(Decrease)	Asset			Net Assets	Including		Including		Excluding		ment		folio
	Value at	ment	from	on	Total from	Invest-	Realized	butions	Total	in Net	Value at			at End of	Expenses		Expenses		Expenses		Income to		Turn-
	Beginning	Income	(to)	Invest-	Investment	ment	Capital	from	Distri-	Asset	End of	Total		Period	not Subject		not Subject		not Subject		Average		over
Class	of Period	(Loss)	Affiliate	ments	Operations	Income	Gains	Capital	butions	Value	Period	Return(b)		(000's)	to Cap(c)		to Cap(c)		to Cap(c)		Net Assets		Rated(d)
For the Six-Month Period Ended April 30, 2009 (Unaudited) (e)
A	$10.80	$0.12	$—	$0.05	$0.17	$(0.19)	$—	$—	$(0.19)	$(0.02)	$10.78	1.72	%(f)	$533,700	1.37	%(g)	1.13	%(g)	1.13	%(g)	2.37	%(g)	32%
B	10.69	0.07	—	0.06	0.13	(0.15)	—	—	(0.15)	(0.02)	10.67	1.20	(f)	79,884	2.31	(g)	2.07	(g)	2.07	(g)	1.44	(g)	—
C	10.80	0.07	—	0.06	0.13	(0.15)	—	—	(0.15)	(0.02)	10.78	1.19	(f)	91,753	2.03	(g)	2.03	(g)	2.03	(g)	1.47	(g)	—
R3	10.92	0.10	—	0.06	0.16	(0.18)	—	—	(0.18)	(0.02)	10.90	1.56	(f)	11	1.74	(g)	1.43	(g)	1.43	(g)	2.02	(g)	—
R4	10.92	0.09	—	0.08	0.17	(0.20)	—	—	(0.20)	(0.03)	10.89	1.64	(f)	779	1.19	(g)	1.13	(g)	1.13	(g)	2.02	(g)	—
R5	10.93	0.13	—	0.06	0.19	(0.21)	—	—	(0.21)	(0.02)	10.91	1.88	(f)	8	0.88	(g)	0.83	(g)	0.83	(g)	2.63	(g)	—
Y	10.93	0.14	—	0.06	0.20	(0.22)	—	—	(0.22)	(0.02)	10.91	1.91	(f)	11,163	0.77	(g)	0.77	(g)	0.77	(g)	2.71	(g)	—
For the Year Ended October 31, 2008
A	18.52	0.26	—	(5.74)	(5.48)	(0.25)	(1.99)	—	(2.24)	(7.72)	10.80	(33.24)		593,816	1.18		1.18		1.18		1.75		79
B	18.34	0.15	—	(5.70)	(5.55)	(0.11)	(1.99)	—	(2.10)	(7.65)	10.69	(33.80)		103,632	2.03		2.00		2.00		0.93		—
C	18.51	0.16	—	(5.73)	(5.57)	(0.15)	(1.99)	—	(2.14)	(7.71)	10.80	(33.68)		106,819	1.87		1.87		1.87		1.06		—
R3	18.70	0.21	—	(5.78)	(5.57)	(0.22)	(1.99)	—	(2.21)	(7.78)	10.92	(33.39)		9	1.57		1.43		1.43		1.49		—
R4	18.70	0.26	—	(5.78)	(5.52)	(0.27)	(1.99)	—	(2.26)	(7.78)	10.92	(3316)		113	1.11		1.11		1.11		1.80		—
R5	18.71	0.31	—	(5.79)	(5.48)	(0.31)	(1.99)	—	(2.30)	(7.78)	10.93	(32.96)		7	0.79		0.79		0.79		2.13		—
Y	18.71	0.33	—	(5.80)	(5.47)	(0.32)	(1.99)	—	(2.31)	(7.78)	10.93	(32.91)		11,347	0.70		0.70		0.70		2.22		—
For the Year Ended October 31, 2007
A	16.74	0.30	0.01	1.87	2.18	(0.31)	(0.09)	—	(0.40)	1.78	18.52	13.23	(h)	1,088,361	1.15		1.10		1.10		1.67		84
B	16.57	0.16	0.02	1.84	2.02	(0.16)	(0.09)	—	(0.25)	1.77	18.34	12.32	(h)	248,020	1.96		1.91		1.91		0.85		—
C	16.73	0.18	0.01	1.87	2.06	(0.19)	(0.09)	—	(0.28)	1.78	18.51	12.44	(h)	206,799	1.83		1.78		1.78		0.98		—
R3(i)	17.24	0.21	—	1.44	1.65	(0.19)	—	—	(0.19)	1.46	18.70	9.62	(f)	11	1.45	(g)	1.40	(g)	1.40	(g)	1.38	(g)	—
R4(j)	17.24	0.25	—	1.44	1.69	(0.23)	—	—	(0.23)	1.46	18.70	9.88	(f)	53	1.11	(g)	1.06	(g)	1.06	(g)	1.68	(g)	—
R5(k)	17.24	0.31	—	1.43	1.74	(0.27)	—	—	(0.27)	1.47	18.71	10.17	(f)	11	0.85	(g)	0.80	(g)	0.80	(g)	1.98	(g)	—
Y	16.91	0.38	0.01	1.89	2.28	(0.39)	(0.09)	—	(0.48)	1.80	18.71	13.73	(h)	19,948	0.69		0.64		0.64		2.13		—
For the Year Ended October 31, 2006
A	15.34	0.31	—	1.38	1.69	(0.29)	—	—	(0.29)	1.40	16.74	11.16		1,110,324	1.17		1.12		1.12		1.86		99
B	15.19	0.18	—	1.37	1.55	(0.17)	—	—	(0.17)	1.38	16.57	10.25		341,772	1.96		1.91		1.91		1.07		—
C	15.34	0.19	—	1.38	1.57	(0.18)	—	—	(0.18)	1.39	16.73	10.32		219,580	1.87		1.82		1.82		1.16		—
Y	15.50	0.38	—	1.40	1.78	(0.37)	—	—	(0.37)	1.41	16.91	11.63		17,710	0.71		0.66		0.66		2.32		—
For the Year Ended October 31, 2005 (e)
A	14.57	0.26	—	0.80	1.06	(0.29)	—	—	(0.29)	0.77	15.34	7.30		1,222,944	1.21		1.19		1.19		1.73		66
B	14.43	0.14	—	0.79	0.93	(0.17)	—	—	(0.17)	0.76	15.19	6.48		437,462	1.99		1.98		1.98		0.95		—
C	14.56	0.16	—	0.80	0.96	(0.18)	—	—	(0.18)	0.78	15.34	6.63		253,605	1.91		1.89		1.89		1.06		—
Y	14.72	0.33	—	0.81	1.14	(0.36)	—	—	(0.36)	0.78	15.50	7.78		15,342	0.75		0.74		0.74		2.13		—
For the Year Ended October 31, 2004 (e)
A	14.19	0.15	0.03	0.38	0.56	(0.18)	—	—	(0.18)	0.38	14.57	3.93	(h)	1,539,264	1.22		1.22		1.22		1.23		42
B	14.05	0.03	0.04	0.38	0.45	(007)	—	—	(0.07)	0.38	14.43	3.21	(h)	550,499	1.95		1.95		1.95		0.50		—
C	14.18	0.06	0.03	0.37	0.46	(0.08)	—	—	(0.08)	0.38	14.56	3.27	(h)	355,711	1.86		1.86		1.86		0.58		—
Y	14.37	0.25	—	0.36	0.61	(0.26)	—	—	(0.26)	0.35	14.72	4.22		13,587	0.74		0.74		0.74		1.71		—

(a)	Information presented relates to a share outstanding throughout the indicated period.

(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	Per share amounts have been calculated using average shares outstanding method.

(f)	Not annualized.

(g)	Annualized.

(h)	Total return without the inclusion of the Payments from (to) Affiliate, as noted on the Statement of Operations, can be found in Expenses in the accompanying Notes to Financial Statements.

(i)	Commenced operations on December 22, 2006.

(j)	Commenced operations on December 22, 2006.

(k)	Commenced operations on December 22, 2006.

24

The Hartford Advisers Fund
Directors and Officers (Unaudited)
The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.
Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and three of the Fund’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which collectively consist of 100 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.
The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.
Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its officers or directors who are employed by The Hartford.
Non-Interested Directors
Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.
Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.
Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies.
Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee is Chairman and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions. Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm, from August 2004 to August 2005. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).
William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

25

The Hartford Advisers Fund
Directors and Officers (Unaudited) — (continued)
Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.
Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.
Interested Directors and Officers
Thomas M. Marra* (1958) Director since 2002
Mr. Marra has served as President and Chief Operating Officer of The Hartford Financial Services Group, Inc. (“The Hartford”) since 2007. Mr. Marra currently serves as Director of Hartford Life, Inc. (“HL, Inc.”). Mr. Marra served as Chief Operating Officer of Hartford Life Insurance Company, Inc. (“Hartford Life”) (2000-2008), as President of Hartford Life (2002-2008) and as Director of Hartford Life’s Investment Products Division from 1998 to 2000.

*	On February 24, 2009, The Hartford and Mr. Marra determined to enter into a mutually agreed separation whereby Mr. Marra will retire, and his role as an executive officer and employee of The Hartford will terminate, effective July 3, 2009. Mr. Marra will resign his position as a Director of the Fund effective June 25, 2009.
Lowndes A. Smith (1939) Director since 2002, Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.
John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as Chief Executive Officer, President and Director of HL, Inc. Mr. Walters previously served as President of the U.S. Wealth Management Division of Hartford Life, Inc., as Co-Chief Operating Officer of Hartford Life Insurance Company (2007-2008) and as Executive Vice President and Director of its Investment Products Division (2000-2008). Mr. Walters also serves as Chairman of the Board, Chief Executive Officer, President and Director of Hartford Life Insurance Company and as Executive Vice President of The Hartford. In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”).

* Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 — 2009).
Other Officers
Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 — 2009))
Mr. Arena serves as Executive Vice President of Hartford Life Insurance Company, (“Hartford Life”). Additionally, Mr. Arena is Director and Senior Vice President of Hartford Administrative Services Company, (“HASCO”), Manager, Chief Executive Officer and President of Hartford Investment Financial Services, LLC (“HIFSCO”) and HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division. Mr. Arena joined American Skandia in 1996.
Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.
Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006 and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury, (the “Treasury”), from 2001 to 2006 where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network, (“FinCEN”) from 2005 — 2006.

26

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life Insurance Company. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.
Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant General Counsel and Assistant Vice President of The Hartford and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, Assistant Vice President of Hartford Life, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.
Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life and as Director of its Investment Advisory Group in the Individual Markets Group segment. He also serves as Senior Vice President of HIFSCO and HL Advisors. Prior to joining The Hartford in 2004, Mr. Meyer was with MassMutual which he joined in 1987.
D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life where he serves as Director of mutual fund product management for The Hartford’s mutual funds and 529 college savings businesses. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.
Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 — 2007.
HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2008 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

27

The Hartford Advisers Fund
Expense Example (Unaudited)
Your Fund’s Expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2008 through April 30, 2009.
Actual Expenses
The first column of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	October 31, 2008	Beginning	Ending Account	October 31,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2008 through	expense	1/2	full
	October 31, 2008	April 30, 2009	April 30, 2009	October 31, 2008	April 30, 2009	April 30, 2009	ratio	year	year
Class A	$1,000.00	$1,017.19	$5.65	$1,000.00	$1,019.19	$5.65	1.13%	181	365
Class B	$1,000.00	$1,012.04	$10.32	$1,000.00	$1,014.52	$10.33	2.07	181	365
Class C	$1,000.00	$1,011.86	$10.12	$1,000.00	$1,014.72	$10.14	2.03	181	365
Class R3	$1,000.00	$1,015.64	$7.14	$1,000.00	$1,017.70	$7.15	1.43	181	365
Class R4	$1,000.00	$1,016.35	$5.64	$1,000.00	$1,019.19	$5.65	1.13	181	365
Class R5	$1,000.00	$1,018.83	$4.15	$1,000.00	$1,020.67	$4.15	0.83	181	365
Class Y	$1,000.00	$1,019.11	$3.85	$1,000.00	$1,020.97	$3.85	0.77	181	365

28

The Hartford Balanced Allocation Fund

The Hartford Balanced Allocation Fund
(subadvised by Hartford Investment Management Company)
Performance Overview(1) 5/28/04 — 4/30/09
Growth of a $10,000 investment in Class A which includes Sales Charge
Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Investment objective — Seeks long-term capital appreciation and income.
Average Annual Total Returns(2,3,4) (as of 4/30/09)

	Inception	1	Since
	Date	Year	Inception

Balanced Allocation A#	5/28/04	-25.24%	0.22%
Balanced Allocation A##	5/28/04	-29.35%	-0.92%
Balanced Allocation B#	5/28/04	-25.84%	-0.53%
Balanced Allocation B##	5/28/04	-29.48%	-0.88%
Balanced Allocation C#	5/28/04	-25.83%	-0.53%
Balanced Allocation C##	5/28/04	-26.56%	-0.53%
Balanced Allocation I#	5/28/04	-25.08%	0.38%
Balanced Allocation R3#	5/28/04	-25.65%	0.02%
Balanced Allocation R4#	5/28/04	-25.34%	0.20%
Balanced Allocation R5#	5/28/04	-25.08%	0.34%

#	Without sales charge

##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4 and R5 shares will vary from results seen above due to differences in the expenses charged to these classes.

(2)	Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class A performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(4)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2009, which excludes investment transactions as of this date.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Portfolio Managers
Hugh Whelan, CFA	Edward C. Caputo, CFA
Managing Director	Vice President
How did the Fund perform?
The Class A shares of The Hartford Balanced Allocation Fund returned 0.28%, before sales charge, for the six-month period ended April 30, 2009. In comparison, its benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, returned -8.53% and 7.74%, respectively, while the average return of the Lipper Mixed-Asset Target Allocation Moderate Funds category, a group of funds with investment strategies similar to those of the Fund, was -0.39%.
Why did the Fund perform this way?
The U.S. recession continued to deepen during the six-month period under review. Rising unemployment weighed on personal income and spending, while first quarter industrial production posted the steepest quarterly decline in more than 30 years. However, as the six-month period drew to a close, there were some signs that perhaps the rate of economic decline was beginning to slow. Financial conditions stabilized a bit, while the Fed’s purchases of long-term Treasuries and mortgage-backed securities also provided strong support for the mortgage market, driving fixed mortgage rates lower. Generally, the Fund’s target asset allocation is set at approximately 60% equities and 40% fixed-income.
This environment initially created another difficult period for stocks, with the S&P 500 Index closing at a new low of 676.53 on March 9, down -29.30% since the start of the 6-month period. However, emergent signs of a slowdown in the economy’s free-fall helped lift the index through the remainder of the period, leaving it down “only” -8.53% for the period.

2

The index was in positive territory in March and April, gaining 8.76% and 9.57%, respectively, for a gain of 29.38% from March 9 through the end of the period. Declines were widespread across most equity asset classes during the six-month period. Among the eleven equity asset classes in our investment universe, emerging market stocks, EAFE small cap stocks, and U.S. midcap growth stock indices posted positive returns over the 6-month period. U.S. Real-Estate Investment Trusts (REITS) led the way lower during the period, while growth stocks continued to outperform value stocks across all market capitalization levels. International stocks outperformed U.S. stocks.
In fixed income, five and ten year Treasury yields increased during the 6-month period. Within the major sectors of the Barclays U.S. Aggregate Index, investment grade credit was the top performer at 11.47%, while commercial mortgage-backed securities (CMBS) were the weakest performers at 1.32%. In the high yield asset classes, high yield bonds and emerging markets debt both outperformed the Barclays Capital U.S. Aggregate Index, while floating rate notes did not. In addition, Treasury Inflation-Protection Securities (TIPS) were the best performing investment grade asset class in our investment universe at 9.46%.
There are two main drivers of the Fund’s performance: asset allocation among various asset classes and performance of the underlying funds. With regard to asset allocation, the Fund maintains relatively fixed exposures to the equity and fixed income markets. Therefore, we seek to add value by strategically allocating within the equity and fixed income investment sub asset classes. Our asset allocation decisions detracted from the Fund’s overall performance during the period.
Concerning the Fund’s equity exposure, favorable allocations to emerging market stocks and international small cap stocks helped offset unfavorable allocations to U.S. stocks. By design, the Fund also maintains exposure to various fixed income asset classes to deliver a well diversified portfolio solution. Favorable allocations to TIPS failed to offset the impact of unfavorable allocations to floating rate notes. Based on the risk preferences of the Fund’s mandate, the portfolio’s duration (a measure of a bond’s sensitivity to changes in interest rates) is targeted to be less than the Barclay’s Capital U.S. Aggregate Index. The shorter duration positioning detracted from the Fund’s performance over the period.
Beyond the asset allocation decision, we also seek to add value by selecting the underlying mutual funds that will most effectively deliver the target asset class exposures. We analyze all of the funds in our investment universe, looking through each fund’s objective and stated benchmark to see what it actually holds and how it really behaves. During the period, underlying fund selection detracted from our overall performance.
During the period, the Fund continued to utilize Exchange-Traded Funds (ETFs) to obtain asset class exposures otherwise unavailable through The Hartford family of funds. Specifically, the Fund has target allocations to ETFs that provide U.S. real estate and international real estate exposure, as well as emerging market debt exposure.
Whenever possible, we rely on cash flows to execute our allocation changes. However, a hard rebalance (i.e. a fund rebalancing to move the underlying fund investments to their target allocation percentages) was required during the first quarter of 2009 to bring the fund allocations closer to their targets.
What is the outlook?
In fixed income, risk premiums (the additional compensation paid to investors to tolerate the increased level of risk in a given asset class relative to Treasuries) across most asset classes reversed course and began to contract as conditions improved and volatility declined. An onslaught of government policy, from fiscal stimulus to quantitative easing, was the primary catalyst and buyers of historically inexpensive corporate debt emerged as more market participants recognized relative value versus equities. Although risk premiums have come off their historical peak, spreads remain significantly wider (i.e. short and long term interest rates farther apart) than in prior recessions.
In equities the earnings picture is cloudy. First, earnings are falling at near record-breaking rates and all indications are that they will continue to fall. Second, the quality and reliability of the earnings reported is lower than historical standards as the gap between pro forma (“street”) earnings and GAAP (Generally Accepted Accounting Principles) earnings rose in the past several months. Third, there is little clarity in future earnings prospects as the disparity among analyst estimates for future earnings remains at elevated levels. Historically, such consensus building was a precondition to the final, sustained recovery from bear markets associated with recessions.
We believe that investors are well served by adhering to a strategic, diversified portfolio and rebalancing accordingly. We construct these portfolios based upon the long-term properties of asset classes. We look at their long-term returns, volatilities, and correlations between each other and run optimizations to build an optimal portfolio.
Composition by Underlying Fund
as of April 30, 2009

Percentage of Net
Fund Name	Assets

Powershares Emerging Markets Sovereign Debt Portfolio ETF	0.1%
SPDR DJ Wilshire International Real Estate ETF	0.6
SPDR DJ Wilshire REIT ETF	0.9
State Street Bank Money Market Fund	0.0
The Hartford Capital Appreciation Fund, Class Y	15.8
The Hartford Capital Appreciation II Fund, Class Y	5.1
The Hartford Disciplined Equity Fund, Class Y	2.9
The Hartford Dividend and Growth Fund, Class Y	1.7
The Hartford Equity Income Fund, Class Y	3.2
The Hartford Floating Rate Fund, Class Y	3.8
The Hartford Fundamental Growth Fund, Class Y	0.1
The Hartford Global Growth Fund, Class Y	5.1
The Hartford Growth Fund, Class Y	1.5
The Hartford Growth Opportunities Fund, Class Y	2.1
The Hartford High Yield Fund, Class Y	0.4
The Hartford Income Fund, Class Y	9.5
The Hartford Inflation Plus Fund, Class Y	8.0
The Hartford International Opportunities Fund, Class Y	4.0
The Hartford International Small Company Fund, Class Y	2.3
The Hartford MidCap Fund, Class Y	1.5
The Hartford Select MidCap Value Fund, Class Y	1.0
The Hartford Select SmallCap Value Fund, Class Y	1.7
The Hartford Short Duration Fund, Class Y	6.4
The Hartford Small Company Fund, Class Y	1.7
The Hartford Strategic Income Fund, Class Y	1.0
The Hartford Total Return Bond Fund, Class Y	8.2
The Hartford Value Fund, Class Y	11.3
Other Assets and Liabilities	0.1

Total	100.0%

3

The Hartford Balanced Allocation Fund
Schedule of Investments
April 30, 2009 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES — 98.3%
EQUITY FUNDS — 61.0%
4,305	The Hartford Capital Appreciation Fund, Class Y		$106,415
3,846	The Hartford Capital Appreciation II Fund, Class Y•		34,422
2,131	The Hartford Disciplined Equity Fund, Class Y		19,330
831	The Hartford Dividend and Growth Fund, Class Y		11,366
2,359	The Hartford Equity Income Fund, Class Y		21,298
103	The Hartford Fundamental Growth Fund, Class Y•		786
3,115	The Hartford Global Growth Fund, Class Y•		34,111
812	The Hartford Growth Fund, Class Y•		9,812
774	The Hartford Growth Opportunities Fund, Class Y•		13,964
2,647	The Hartford International Opportunities Fund, Class Y		26,869
2,027	The Hartford International Small Company Fund, Class Y		15,829
647	The Hartford MidCap Fund, Class Y•		10,041
1,056	The Hartford Select MidCap Value Fund, Class Y		6,643
1,737	The Hartford Select SmallCap Value Fund, Class Y		11,515
849	The Hartford Small Company Fund, Class Y		11,126
9,467	The Hartford Value Fund, Class Y		76,304

	Total equity funds (cost $569,730)		$409,831

FIXED INCOME FUNDS — 37.3%
3,552	The Hartford Floating Rate Fund, Class Y		$25,861
483	The Hartford High Yield Fund, Class Y		2,760
7,441	The Hartford Income Fund, Class Y		63,839
5,047	The Hartford Inflation Plus Fund, Class Y		54,054
4,725	The Hartford Short Duration Fund, Class Y		43,089
846	The Hartford Strategic Income Fund, Class Y		6,529
5,758	The Hartford Total Return Bond Fund, Class Y		55,337

	Total fixed income funds (cost $278,363)		$251,469

	Total investments in affiliated investment companies (cost $848,093)		$661,300

EXCHANGE TRADED FUNDS — 1.6%
20	Powershares Emerging Markets Sovereign Debt Portfolio ETF		$459
171	SPDR DJ Wilshire International Real Estate ETF		4,258
172	SPDR DJ Wilshire REIT ETF		5,963

	Total exchange traded funds (cost $12,990)		$10,680

	Total long-term investments (cost $861,083)		$671,980

SHORT-TERM INVESTMENTS — 0.0%
3	State Street Bank Money Market Fund		$3

	Total short-term investments (cost $3)		$3

	Total investments (cost $861,086) ▲	99.9%	$671,983
	Other assets and liabilities	0.1%	787

	Total net assets	100.0%	$672,770

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2009, the cost of securities for federal income tax purposes was $862,095 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$3,611
Unrealized Depreciation	(193,723)

Net Unrealized Depreciation	$(190,112)

•	Currently non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.
FAS 157 Disclosure of Investment Valuation Hierarchy Levels

Assets:
Investment in securities — Level 1	$671,983

Total	$671,983

The accompanying notes are an integral part of these financial statements.

4

The Hartford Balanced Allocation Fund
Statement of Assets and Liabilities
April 30, 2009 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at fair value (cost $12,993)	$10,683
Investments in underlying affiliated funds, at fair value (cost $848,093)	661,300
Receivables:
Fund shares sold	1,059
Dividends and interest	780
Other assets	90

Total assets	673,912

Liabilities:
Payables:
Investment securities purchased	116
Fund shares redeemed	764
Investment management fees	15
Distribution fees	55
Accrued expenses	192

Total liabilities	1,142

Net assets	$672,770

Summary of Net Assets:
Capital stock and paid-in-capital	922,259
Accumulated undistributed net investment income	382
Accumulated net realized loss on investments	(60,768)
Unrealized depreciation of investments	(189,103)

Net assets	$672,770

Shares authorized	500,000

Par value	$0.001

Class A: Net asset value per share/Maximum offering price per share	$8.36/$8.84

Shares outstanding	50,363

Net assets	$420,901

Class B: Net asset value per share	$8.34

Shares outstanding	10,148

Net assets	$84,583

Class C: Net asset value per share	$8.33

Shares outstanding	17,438

Net assets	$145,271

Class I: Net asset value per share	$8.35

Shares outstanding	145

Net assets	$1,214

Class R3: Net asset value per share	$8.33

Shares outstanding	44

Net assets	$366

Class R4: Net asset value per share	$8.35

Shares outstanding	1,302

Net assets	$10,877

Class R5: Net asset value per share	$8.36

Shares outstanding	1,144

Net assets	$9,558

The accompanying notes are an integral part of these financial statements.

5

The Hartford Balanced Allocation Fund
Statement of Operations
For the Six Month Period Ended April 30, 2009 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$197
Dividends from underlying affiliated funds	12,213

Total investment income	12,410

Expenses:
Investment management fees	447
Transfer agent fees	505
Distribution fees
Class A	504
Class B	412
Class C	710
Class R3	1
Class R4	12
Custodian fees	—
Accounting services	39
Registration and filing fees	65
Board of Directors’ fees	7
Audit fees	11
Other expenses	146

Total expenses (before waivers)	2,859
Expense waivers	(34)

Total waivers	(34)

Total expenses, net	2,825

Net investment income	9,585

Net Realized Loss on Investments:
Net realized loss on investments in underlying affiliated funds	(45,686)

Net Realized Loss on Investments	(45,686)

Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	33,384

Net Changes in Unrealized Appreciation of Investments	33,384

Net Loss on Investments	(12,302)

Net Decrease in Net Assets Resulting from Operations	$(2,717)

The accompanying notes are an integral part of these financial statements.

6

The Hartford Balanced Allocation Fund
Statement of Changes in Net Assets
(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2009	Year Ended
	(Unaudited)	October 31, 2008
Operations:
Net investment income	$9,585	$18,094
Net realized gain (loss) on investments	(45,686)	3,302
Net unrealized appreciation (depreciation) of investments	33,384	(325,274)

Net decrease in net assets resulting from operations	(2,717)	(303,878)

Distributions to Shareholders:
From net investment income
Class A	(6,997)	(24,256)
Class B	(1,094)	(4,239)
Class C	(1,904)	(7,330)
Class I	(28)	(81)
Class R3	(4)	(12)
Class R4	(165)	(198)
Class R5	(124)	(87)
From net realized gain on investments
Class A	—	(26,813)
Class B	—	(5,971)
Class C	—	(9,928)
Class I	—	(40)
Class R3	—	(5)
Class R4	—	(145)
Class R5	—	(32)

Total distributions	(10,316)	(79,137)

Capital Share Transactions:
Class A	(11,116)	70,044
Class B	(6,412)	8,431
Class C	(11,555)	22,711
Class I	(969)	2,197
Class R3	5	511
Class R4	2,486	8,935
Class R5	5,147	4,818

Net increase (decrease) from capital share transactions	(22,414)	117,647

Net decrease in net assets	(35,447)	(265,368)
Net Assets:
Beginning of period	708,217	973,585

End of period	$672,770	$708,217

Accumulated undistributed (distribution in excess of) net investment income (loss)	$382	$1,113

The accompanying notes are an integral part of these financial statements.

7

The Hartford Balanced Allocation Fund
Notes to Financial Statements
April 30, 2009 (Unaudited)
(000’s Omitted)
1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-two portfolios. Financial statements for The Hartford Balanced Allocation Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares are sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors through advisory fee-based wrap programs. Classes R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and except that Class B shares automatically convert to Class A shares after 8 years.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange-traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”).

Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments will be allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). After the Close Date, existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the applicable fund. For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The accounting policies of the affiliated underlying funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The affiliated Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).
a)	Security Transactions and Investment Income - Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

8

Dividend income is accrued as of the ex-dividend date. Income and capital gain distributions from Underlying Funds are recorded on the ex-dividend date.
b)	Security Valuation - Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the valuation date.

The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary markets, but before the close of the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, ADR’s, exchange traded funds (“ETF’s”)) after the close of the foreign markets but before the close of the Exchange. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Debt securities (other than short-term obligations and senior floating rate interests) held by the Fund are valued on the basis of valuations furnished by an independent pricing service which determines valuations for normal institutional size trading units of debt securities. Senior floating rate interests generally trade in over-the-counter markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by the Fund’s Board of Directors. Generally, the Fund may use fair valuation in regard to debt securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that mature in 60 days or less are valued at amortized cost, which approximates market value.

Exchange traded equity securities shall be valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time. If it is not possible to determine the last reported sale price or official closing price on the relevant exchange or market at the Valuation Time, the value of the security shall be taken to be the most recent mean between bid and asked prices on such exchange or market at the Valuation Time.

Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

9

The Hartford Balanced Allocation Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
Options contracts on securities, currencies, indexes, futures contracts, commodities and other instruments shall be valued at their most recent sales price at the Valuation Time on the Primary Market on which the instrument is primarily traded. If the instrument did not trade on the Primary Market, it may be valued at the most recent sales price at the Valuation Time on another exchange or market where it did trade.

Futures contracts are valued at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively. If a settlement price is not available, futures contracts will be valued at the most recent trade price as of the Valuation Time. If there were no trades, the contract shall be valued at the mean of the closing bid/ask prices as of the Valuation Time.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

A forward currency contract shall be valued based on the price of the underlying currency at the prevailing interpolated exchange rate, which is a combination of the spot currency rate and the forward currency rate. Spot currency rates and forward currency rates are obtained from an independent pricing service on a daily basis not more than one hour before the Valuation Time.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Fund’s Board of Directors.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

c)	Indexed Securities — The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund uses these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund had investments in indexed securities as of April 30, 2009, as shown on the Schedule of Investments under Exchange Traded Funds.

d)	Fund Share Valuation and Dividend Distributions to Shareholders — Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid quarterly. Dividends are paid on shares beginning on the business day after the day when the funds used to purchase the shares are collected by the transfer agent for the Fund. Long-term capital gains distributions received from underlying funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

10

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences include but are not limited to foreign currency gains and losses, losses deferred due to wash sales adjustments, adjustments related to Passive Foreign Investment Companies and certain derivatives, and excise tax regulations. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

e)	Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

f)	Financial Accounting Standards Board Financial Accounting Standards No. 157 — Effective November 1, 2008, the Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. Fair value is defined under FAS 157 as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Under FAS 157, a fair value measurement should reflect all of the assumptions that market participants would use in pricing the asset or liability, including assumptions about the risk inherent in a particular valuation technique, the effect of a restriction on the sale or use of an asset, and the risk of nonperformance.

Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized, per FAS 157, into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 — Quoted prices in active markets for identical securities. Level 1 includes exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•	Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 includes debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services and foreign equities, whose value is determined using a multi- factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•	Level 3 — Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes and require significant management judgment or estimation. This category includes broker quoted securities, long dated OTC options and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a good representation of exit price.
Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

FAS 157 also requires that a roll forward reconciliation be shown for all Level 3 securities from the beginning of the reporting period to the end of the reporting period. Part of this reconciliation includes transfers in and/or out of Level 3. For purposes of this reconciliation, transfers in are shown at the end of period fair value and transfers out are shown at the beginning of period fair value. During the six-month period ended April 30, 2009, the Fund held no Level 3 securities.

11

The Hartford Balanced Allocation Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
FASB Staff Position No. 157-4 - In April 2009, FASB released FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP FAS 157-4”). FSP FAS 157-4 provides additional guidance on determining whether a market for a financial asset is not active and a transaction is not distressed when measuring fair value under FAS 157. The FSP also requires additional disclosure detail on debt and equity securities by major investment categories. FSP FAS 157-4 is effective for interim and annual periods ending after June 15, 2009. At this time, management is evaluating the implications of FSP FAS 157-4 and does not believe it will impact valuation but will require additional disclosure. This additional disclosure has not yet been implemented.

g)	Financial Accounting Standards Board Financial Accounting Standards No. 161 - In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires companies to disclose information detailing the objectives and strategies for using derivative instruments, the level of derivative activity entered into by the company and any credit risk-related contingent features of the agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and has not yet implemented the new disclosure standard.

h)	Indemnifications: Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
3.	Federal Income Taxes:
a)	Federal Income Taxes - For federal income tax purposes, the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and the Fund intends to distribute substantially all of its income and gains during the calendar year ending December 31, 2009. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2008	October 31, 2007
Ordinary Income	$38,476	$22,740
Long-Term Capital Gains *	40,661	16,040

*	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC code Sec. 852(b)(3)(C).

12

As of October 31, 2008, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$1,113
Accumulated Capital Losses*	$(14,074)
Unrealized Depreciation†	$(223,495)

Total Accumulated Deficit	$(236,456)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable to the tax deferral of wash sales losses, the mark-to-market adjustment for certain derivatives in accordance with IRC Sec. 1256, the mark to market for Passive Foreign Investment Companies and basis differences in real estate investment trusts.
c)	Reclassification of Capital Accounts - In accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Fund has recorded reclassifications in its capital accounts. These reclassifications had no impact on the NAV of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. As of October 31, 2008, the Fund recorded reclassifications to increase undistributed net investment income by $18,029 and decrease accumulated net realized loss by $18,029.

d)	Capital Loss Carryforward - At October 31, 2008 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year	Amount
2016	$14,074

Total	$14,074

e)	Financial Accounting Standards Board Interpretation No. 48 - On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. The Fund adopted FIN 48 for fiscal years beginning after December 15, 2006. Management has evaluated the implications of FIN 48 for all open tax years (tax years ended October 31, 2006 — 2008) and has determined there is no impact to the Fund’s financial statements.
4.	Expenses:
a)	Investment Management Agreements - Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with The Hartford Mutual Funds, Inc. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

13

The Hartford Balanced Allocation Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the six-month period ended April 30, 2009; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.08%
Over $10 billion	0.07%
b)	Accounting Services Agreement — Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting service fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%
c)	Operating Expenses - Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the six-month period ended April 30, 2009, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5
1.40%	2.15%	2.15%	1.15%	1.78%	1.48%	1.18%
Voluntary limitations for total operating expenses include expenses incurred as the result of investing in other investment companies. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations.

d)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares - HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six- month period ended April 30, 2009, HIFSCO received front-end load sales charges of $1,002 and contingent deferred sales charges of $200 from the Fund.

The Fund has adopted Distribution and Service Plans in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Funds provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of only up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

14

For the six-month period ended April 30, 2009, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $36. These commissions are in turn paid to sales representatives of the broker/dealers.

e)	Other Related Party Transactions - Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2009, a portion of the Fund’s chief compliance officer’s salary was paid by the Fund in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO was compensated $507 for providing such services. These fees are accrued daily and paid monthly.
5.	Investment Transactions:
For the six-month period ended April 30, 2009, the Fund’s aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$77,495
Sales Proceeds Excluding U.S. Government Obligations	100,055
6.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2009 and the year ended October 31, 2008:

	For the Six-Month Period Ended April 30, 2009					For the Year Ended October 31, 2008
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	7,338	854	(9,735)	—	(1,543)	14,186	4,158	(12,888)	—	5,456
Amount	$58,023	$6,743	$(75,882)	$—	$(11,116)	$158,195	$49,061	$(137,212)	$—	$70,044
Class B
Shares	802	132	(1,769)	—	(835)	2,209	811	(2,413)	—	607
Amount	$6,288	$1,041	$(13,741)	$—	$(6,412)	$24,579	$9,630	$(25,778)	$—	$8,431
Class C
Shares	1,991	211	(3,724)	—	(1,522)	5,758	1,236	(5,278)	—	1,716
Amount	$15,704	$1,659	$(28,918)	$—	$(11,555)	$64,145	$14,655	$(56,089)	$—	$22,711
Class I
Shares	34	3	(156)	—	(119)	259	8	(74)	—	193
Amount	$268	$28	$(1,265)	$—	$(969)	$2,909	$96	$(808)	$—	$2,197
Class R3
Shares	24	1	(23)	—	2	160	1	(128)	—	33
Amount	$186	$4	$(185)	$—	$5	$1,774	$12	$(1,275)	$—	$511
Class R4
Shares	567	21	(293)	—	295	1,084	30	(312)	—	802
Amount	$4,541	$165	$(2,220)	$—	$2,486	$11,920	$343	$(3,328)	$—	$8,935
Class R5
Shares	832	16	(192)	—	656	552	11	(130)	—	433
Amount	$6,484	$124	$(1,461)	$—	$5,147	$6,087	$119	$(1,388)	$—	$4,818

15

The Hartford Balanced Allocation Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued and Class B shares redeemed) for the six-month period ended April 30, 2009 and the year ended October 31, 2008:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2009	91	$715
For the Year Ended October 31, 2008	182	$2,060
7.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. During the six-month period ended April 30, 2009, the Fund did not have any borrowings under this facility.

16

The Hartford Balanced Allocation Fund
Financial Highlights — (Unaudited)

	- Selected Per-Share Data - (a)											- Ratios and Supplemental Data -
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
															Net Assets		Net Assets		Net Assets
															Before		After		After
				Net											Waivers		Waivers		Waivers
				Realized											and		and		and		Ratio of
				and Un-			Distrib-			Net					Reimburse-		Reimburse-		Reimburse-		Net
		Net	Pay-	realized		Dividends	utions			Increase	Net				ments and		ments and		ments and		Invest-		Port-
	Net Asset	Invest-	ments	Gain		from Net	from	Distri-		(Decrease)	Asset			Net Assets	Including		Including		Excluding		ment		folio
	Value at	ment	from	(Loss) on	Total from	Invest-	Realized	butions	Total	in Net	Value at			at End of	Expenses		Expenses		Expenses		Income to		Turn-
	Beginning	Income	(to)	Invest-	Investment	ment	Capital	from	Distri-	Asset	End of	Total		Period	not Subject		not Subject		not Subject		Average		over
Class	of Period	(Loss)	Affiliate	ments	Operations	Income	Gains	Capital	butions	Value	Period	Return(b)		(000’s)	to Cap(c)		to Cap(c)		to Cap(c)		Net Assets		Rate(d)
For the Six-Month Period Ended April 30, 2009 (Unaudited)
A	$8 .48	$0 .13	$—	$(0.11)	$0.02	$(0.14)	$—	$—	$(0 .14)	$(0 .12)	$8 .36	0 .28	%(e)	$420,901	0 .61	%(f)	0 .61	%(f)	0 .61	%(f)	3 .22	%(f)	12%
B	8 .45	0 .10	—	(0 .11)	(0 .01)	(0 .10)	—	—	(0 .10)	(0 .11)	8 .34	(0 .01	) (e)	84,583	1 .46	(f)	1 .38	(f)	1 .38	(f)	2 .46	(f)	—
C	8 .45	0 .10	—	(0 .12)	(0 .02)	(0 .10)	—	—	(0 .10)	(0 .12)	8 .33	(0 .12	) (e)	145,271	1 .37	(f)	1 .37	(f)	1 .37	(f)	2 .48	(f)	—
I	8 .47	0 .18	—	(0 .15)	0 .03	(0 .15)	—	—	(0 .15)	(0 .12)	8 .35	0 .44	(e)	1,214	0 .29	(f)	0 .29	(f)	0 .29	(f)	4 .42	(f)	—
R3	8 .44	0 .11	—	(0 .11)	—	(0 .11)	—	—	(0 .11)	(0 .11)	8 .33	0 .12	(e)	366	1 .06	(f)	1 .01	(f)	1 .01	(f)	2 .69	(f)	—
R4	8 .47	0 .13	—	(0 .11)	0 .02	(0 .14)	—	—	(0 .14)	(0 .12)	8 .35	0 .29	(e)	10,877	0 .62	(f)	0 .62	(f)	0 .62	(f)	3 .11	(f)	—
R5	8 .48	0 .13	—	(0 .10)	0 .03	(0 .15)	—	—	(0 .15)	(0 .12)	8 .36	0 .44	(e)	9,558	0 .32	(f)	0 .32	(f)	0 .32	(f)	3 .25	(f)	—
For the Year Ended October 31, 2008
A	13 .10	0 .26	—	(3 .83)	(3 .57)	(0 .47)	(0 .58)	—	(1 .05)	(4 .62)	8 .48	(29 .35)		439,955	0 .53		0 .53		0 .53		2 .23		18
B	13 .06	0 .16	—	(3 .81)	(3 .65)	(0 .38)	(0 .58)	—	(0 .96)	(4 .61)	8 .45	(29 .95)		92,829	1 .35		1 .35		1 .35		1 .47		—
C	13 .06	0 .17	—	(3 .81)	(3 .64)	(0 .39)	(0 .58)	—	(0 .97)	(4 .61)	8 .45	(29 .91)		160,167	1 .29		1 .29		1 .29		1 .49		—
I	13 .09	0 .33	—	(3 .86)	(3 .53)	(0 .51)	(0 .58)	—	(1 .09)	(4 .62)	8 .47	(29 .15)		2,238	0 .22		0 .22		0 .22		1 .59		—
R3	13 .08	0 .26	—	(3 .88)	(3 .62)	(0 .44)	(0 .58)	—	(1 .02)	(4 .64)	8 .44	(29 .74)		358	0 .92		0 .92		0 .92		0 .86		—
R4	13 .10	0 .38	—	(3 .96)	(3 .58)	(0 .47)	(0 .58)	—	(1 .05)	(4 .63)	8 .47	(29 .44)		8,535	0 .59		0 .59		0 .59		1 .54		—
R5	13 .10	0 .41	—	(3 .95)	(3 .54)	(0 .50)	(0 .58)	—	(1 .08)	(4 .62)	8 .48	(29 .16)		4,135	0 .29		0 .29		0 .29		1 .54		—
For the Year Ended October 31, 2007
A	12 .01	0 .27	—	1 .45	1 .72	(0 .36)	(0 .27)	—	(0 .63)	1 .09	13 .10	14 .95		608,443	0 .54		0 .54		0 .54		2 .09		34
B	11 .98	0 .18	—	1 .44	1 .62	(0 .27)	(0 .27)	—	(0 .54)	1 .08	13 .06	14 .03		135,541	1 .36		1 .33		1 .33		1 .34		—
C	11 .98	0 .18	—	1 .44	1 .62	(0 .27)	(0 .27)	—	(0 .54)	1 .08	13 .06	14 .07		225,155	1 .29		1 .29		1 .29		1 .35		—
I	12 .00	0 .26	—	1 .50	1 .76	(0 .40)	(0 .27)	—	(0 .67)	1 .09	13 .09	15 .35		927	0 .22		0 .22		0 .22		1 .88		—
R3(g)	11 .89	0 .08	—	1 .25	1 .33	(0 .14)	—	—	(0 .14)	1 .19	13 .08	11 .29	(e)	115	0 .93	(f)	0 .93	(f)	0 .93	(f)	0 .94	(f)	—
R4(h)	11 .89	0 .14	—	1 .23	1 .37	(0 .16)	—	—	(0 .16)	1 .21	13 .10	11 .61	(e)	2,679	0 .66	(f)	0 .66	(f)	0 .66	(f)	1 .23	(f)	—
R5(i)	11 .89	0 .14	—	1 .25	1 .39	(0 .18)	—	—	(0 .18)	1 .21	13 .10	11 .79	(e)	725	0 .36	(f)	0 .36	(f)	0 .36	(f)	1 .54	(f)	—
For the Year Ended October 31, 2006
A	10 .95	0 .18	—	1 .12	1 .30	(0 .22)	(0 .02)	—	(0 .24)	1 .06	12 .01	11 .98		453,492	0 .62		0 .62		0 .62		1 .52		15
B	10 .92	0 .10	—	1 .11	1 .21	(0 .13)	(0 .02)	—	(0 .15)	1 .06	11 .98	11 .22		109,117	1 .44		1 .36		1 .36		0 .82		—
C	10 .92	0 .11	—	1 .11	1 .22	(0 .14)	(0 .02)	—	(0 .16)	1 .06	11 .98	11 .24		171,073	1 .38		1 .36		1 .36		0 .78		—
I(j)	11 .66	0 .05	—	0 .34	0 .39	(0 .05)	—	—	(0 .05)	0 .34	12 .00	3 .35	(e)	353	0 .39	(f)	0 .39	(f)	0 .39	(f)	1 .47	(f)	—
For the Year Ended October 31, 2005
A	10 .30	0 .13	—	0 .64	0 .77	(0 .12)	—	—	(0 .12)	0 .65	10 .95	7 .47		262,878	0 .66		0 .60		0 .60		1 .26		2
B	10 .28	0 .06	—	0 .62	0 .68	(0 .04)	—	—	(0 .04)	0 .64	10 .92	6 .66		72,619	1 .47		1 .31		1 .31		0 .55		—
C	10 .28	0 .06	—	0 .62	0 .68	(0 .04)	—	—	(0 .04)	0 .64	10 .92	6 .66		103,248	1 .41		1 .31		1 .31		0 .56		—
From (commencement of operations) May 28, 2004, through October 31, 2004
A(k)	10 .00	0 .02	—	0 .30	0 .32	(0 .02)	—	—	(0 .02)	0 .30	10 .30	3 .15	(e)	67,293	0 .62	(f)	0 .59	(f)	0 .59	(f)	0 .99	(f)	—
B(l)	10 .00	0 .01	—	0 .27	0 .28	—	—	—	—	0 .28	10 .28	2 .82	(e)	18,841	1 .45	(f)	1 .29	(f)	1 .29	(f)	0 .33	(f)	—
C(m)	10 .00	—	—	0 .28	0 .28	—	—	—	—	0 .28	10 .28	2 .82	(e)	30,414	1 .38	(f)	1 .29	(f)	1 .29	(f)	0 .30	(f)	—

(a)	Information presented relates to a share outstanding throughout the indicated period.

(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Expense ratios do not include expenses of the underlying funds.

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	Not annualized.

(f)	Annualized.

(g)	Commenced operations on December 22, 2006.

(h)	Commenced operations on December 22, 2006.

(i)	Commenced operations on December 22, 2006.

(j)	Commenced operations on August 31, 2006.

(k)	Commenced operations on May 28, 2004.

(l)	Commenced operations on May 28, 2004.

(m)	Commenced operations on May 28, 2004.

17

The Hartford Balanced Allocation Fund
Directors and Officers (Unaudited)
The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.
Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and three of the Fund’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which collectively consist of 100 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.
The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.
Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its officers or directors who are employed by The Hartford.
Non-Interested Directors
Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.
Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.
Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies.
Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee is Chairman and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions. Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm, from August 2004 to August 2005. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).
William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

18

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.
Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.
Interested Directors and Officers
Thomas M. Marra* (1958) Director since 2002
Mr. Marra has served as President and Chief Operating Officer of The Hartford Financial Services Group, Inc. (“The Hartford”) since 2007. Mr. Marra currently serves as Director of Hartford Life, Inc. (“HL, Inc.”). Mr. Marra served as Chief Operating Officer of Hartford Life Insurance Company, Inc. (“Hartford Life”) (2000—2008), as President of Hartford Life (2002—2008) and as Director of Hartford Life’s Investment Products Division from 1998 to 2000.

*   On February 24, 2009, The Hartford and Mr. Marra determined to enter into a mutually agreed separation whereby Mr. Marra will retire, and his role as an executive officer and employee of The Hartford will terminate, effective July 3, 2009. Mr. Marra will resign his position as a Director of the Fund effective June 25, 2009.
Lowndes A. Smith (1939) Director since 2002, Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.
John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as Chief Executive Officer, President and Director of HL, Inc. Mr. Walters previously served as President of the U.S. Wealth Management Division of Hartford Life, Inc., as Co-Chief Operating Officer of Hartford Life Insurance Company (2007—2008) and as Executive Vice President and Director of its Investment Products Division (2000—2008). Mr. Walters also serves as Chairman of the Board, Chief Executive Officer, President and Director of Hartford Life Insurance Company and as Executive Vice President of The Hartford. In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”).

*   Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 — 2009).
Other Officers
Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 — 2009)) Mr. Arena serves as Executive Vice President of Hartford Life Insurance Company, (“Hartford Life”). Additionally, Mr. Arena is Director and Senior Vice President of Hartford Administrative Services Company, (“HASCO”), Manager, Chief Executive Officer and President of Hartford Investment Financial Services, LLC (“HIFSCO”) and HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division. Mr. Arena joined American Skandia in 1996.
Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.
Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006 and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury, (the “Treasury”), from 2001 to 2006 where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network, (“FinCEN”) from 2005 — 2006.

19

The Hartford Balanced Allocation Fund
Directors and Officers (Unaudited) — (continued)
Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life Insurance Company. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.
Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant General Counsel and Assistant Vice President of The Hartford and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, Assistant Vice President of Hartford Life, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.
Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life and as Director of its Investment Advisory Group in the Individual Markets Group segment. He also serves as Senior Vice President of HIFSCO and HL Advisors. Prior to joining The Hartford in 2004, Mr. Meyer was with MassMutual which he joined in 1987.
D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life where he serves as Director of mutual fund product management for The Hartford’s mutual funds and 529 college savings businesses. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.
Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 — 2007.
HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2008 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

20

The Hartford Balanced Allocation Fund
Expense Example (Unaudited)
Your Fund’s Expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2008 through April 30, 2009.
Actual Expenses
The first column of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	October 31, 2008	Beginning	Ending Account	October 31,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2008 through	expense	1/2	full
	October 31, 2008	April 30, 2009	April 30, 2009	October 31, 2008	April 30, 2009	April 30, 2009	ratio	year	year
Class A	$1,000.00	$1,002.78	$3.02	$1,000.00	$1,021.76	$3.05	0.61%	181	365
Class B	$1,000.00	$999.93	$6.84	$1,000.00	$1,017.95	$6.90	1.38	181	365
Class C	$1,000.00	$998.82	$6.78	$1,000.00	$1,018.00	$6.85	1.37	181	365
Class I	$1,000.00	$1,004.35	$1.44	$1,000.00	$1,023.35	$1.45	0.29	181	365
Class R3	$1,000.00	$1,001.15	$5.01	$1,000.00	$1,019.78	$5.05	1.01	181	365
Class R4	$1,000.00	$1,002.87	$3.07	$1,000.00	$1,021.72	$3.10	0.62	181	365
Class R5	$1,000.00	$1,004.38	$1.59	$1,000.00	$1,023.20	$1.60	0.32	181	365

21

The Hartford Balanced Income Fund

The Hartford Balanced Income Fund
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 7/31/06 – 4/30/09
Growth of a $10,000 investment in Class A which includes Sales Charge
Barclays Capital Corporate Index is an unmanaged index and is the Corporate component of the U.S. Credit Index within the Barclays Capital U.S. Aggregate Bond Index.
Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.
You cannot invest directly in an index.
Investment objective — Seeks to provide current income with growth of capital as a secondary objective.
Average Annual Total Returns(2,3) (as of 4/30/09)

	Inception	1	Since
	Date	Year	Inception

Balanced Income A#	7/31/06	-19.74%	-4.24%
Balanced Income A##	7/31/06	-24.16%	-6.19%
Balanced Income B#	7/31/06	-20.23%	-4.92%
Balanced Income B##	7/31/06	-24.06%	-5.88%
Balanced Income C#	7/31/06	-20.30%	-4.95%
Balanced Income C##	7/31/06	-21.07%	-4.95%
Balanced Income Y#	7/31/06	-19.50%	-3.93%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(3)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2009, which excludes investment transactions as of this date.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Portfolio Managers
Lucius T. Hill, III	Scott I. St. John, CFA	Ian R. Link, CFA
Senior Vice President	Vice President	Vice President

W. Michael Reckmeyer, III, CFA	Karen H. Grimes, CFA
Senior Vice President	Senior Vice President
How did the Fund perform?
The Class A shares of The Hartford Balanced Income Fund returned -0.41%, before sales charge, for the six-month period ended April 30, 2009, versus the returns of -13.27% for the Russell 1000 Value Index, 12.78% for the Barclays Capital Corporate Index and -0.39% for the average fund in the Lipper Mixed-Asset Target Allocation Moderate Funds peer group, a group of funds that hold between 40-60% in equity securities and the remainder in bonds, cash and cash equivalents.
Why did the Fund perform this way?
Investors were forced to navigate widely varied markets during the period. In equities, stocks fell sharply from the beginning of November through early March, reflecting deepening economic worries and concerns over the U.S. government’s increasing involvement in the economy. From early March through the end of April stocks rallied and credit spreads tightened (i.e. short and long term interest rates moving closer together) as investors came to believe that a Depression-like scenario was less likely.
The Russell 1000 Value Index fell -13% during the period. Sector returns within the Russell 1000 Value diverged widely, with weakness in Financials (-29%), Industrials (-20%), and Energy (-10%) overshadowing relative strength in Information Technology (+10%), Consumer Discretionary (+4%), and Telecommunication Services (+3%).

Fixed income rallied during the period as all three of the components of the fund’s fixed income benchmark rose. High yield securities, as measured by the Barclays High Yield (2% issuer cap) index, gained 16%, while emerging markets bonds, as measured by the JP Morgan EMBI+ emerging markets bond index, rose 19%. Investment grade corporate securities, as measured by the Barclays Corporate index, were up 13% during the period.
The Fund had weak relative (i.e. performance of the Fund as measured against the benchmark) performance in both the equity and fixed income portions of the Fund. This was somewhat offset by the impact of being slightly underweight (i.e. the Fund’s sector position was less than the benchmark position) equities during the period.
The Fund’s equity component lagged due to both stock selection and sector allocation. Stock selection was particularly weak within Financials, Materials, and Consumer Staples. This more than offset strong stock selection in Industrials, Utilities, and Energy. Allocation among sectors, which is driven by bottom-up (i.e. stock by stock fundamental research) fundamental research, was negatively impacted by an underweight position in Health Care and underweight to Financials during the better part of the period when Financials rallied.
Among the top equity contributors to benchmark-relative returns were FPL Group (Utilities), Citigroup (Financials), and Nordstrom (Consumer Discretionary). Shares of Florida-based electricity provider FPL Group gained on strong quarterly results and reaffirmation of 2009 guidance. We did not own the downward-trending shares of Citigroup during the period, which benefited relative results as the company is a significant benchmark holding. Nordstrom, an upscale retailer, saw its shares gain on hopes that the economic downturn may be less steep than previously expected. Top absolute (i.e. total return) contributors for the period included home improvement company Home Depot.
PNC Financial (Financials), JPMorgan Chase (Financials), and Wells Fargo (Financials), detracted most from benchmark-relative and absolute returns in the equity sleeve. Shares of financial services firm PNC Financial fell on concerns regarding the value of assets held at recently-acquired National City. JPMorgan Chase saw its shares pressured by fears that the company’s exposures to consumer and large corporate credit would lead to an earnings shortfall and greater balance sheet uncertainty. Wells Fargo shares fell sharply as investors became concerned about the potential negative impact of the Wachovia acquisition to the company’s balance sheet and the possibility that Wells Fargo may have to cut its dividend. During the period all three companies were forced to announce dividend cuts, making them unsuitable holdings given the Fund’s focus on income-generating stocks. We eliminated our holdings in all three companies during the period.
Within the fixed income portion of the Fund, security selection within the investment grade corporate bond and high yield sectors were the primary detractors from relative results. In particular, the Fund had exposure to debt issued by Financial companies based on expectations of strong government support and the belief that liquidity programs would begin to unfreeze credit markets. At the epicenter of the crisis, corporate bonds issued by financial companies underperformed during the period as new fears of bank nationalization, continued and elevated asset writedowns, and greater demand for corporate debt from Industrial and Utility issuers materialized. In particular the Fund’s Insurance, REITS and Bank holdings detracted from performance. Within the high yield sector, the Fund maintained its up-in-quality bias. In March and April the lowest quality CCC-rated segment of the market materially outperformed, hurting the Fund’s relative results in this sector. Security selection within the emerging market debt allocation was additive for the six month period.
What is the outlook?
It is increasingly clear that the U.S. is in a deep recession, the recent stock market rally notwithstanding. Unemployment continues to rise, the housing market is retreating, and the consumer spending is contracting. The government is reshaping the financial playing field through actions ranging from stimulus packages to massive loans to impaired private sector companies, all taken with an eye towards thawing frozen credit markets and expanding purchasing power. These moves will help mitigate some of the negative economic pressures, and while the outlook remains uncertain, markets have begun to anticipate a recovery.
In the equity portion of the Fund we have maintained our focus on investing in companies with solid balance sheets, above-market growth rates, sustainable dividend yields, and valuations at a discount to the market. Based on bottom-up stock decisions, we ended the period most overweight (i.e. the Fund’s sector position was greater than the benchmark position) the Industrials, Consumer Staples, and Utilities sectors; our largest underweights were in Financials, Consumer Discretionary, and Materials.
In the wake of last year’s turmoil, we continue to find good value in the corporate bond market and have a constructive outlook. We believe that default levels implied by pricing in the corporate bond market are too high and that valuations are attractive. We have felt for some time that government programs to restore liquidity would work in advance of the government programs aimed at stimulating the economy, and we believe that the risks of a severe and prolonged global recession are diminishing. However, we believe that the economic recovery will likely be muted and continue to favor sectors that have been disproportionately impacted by the credit crunch. These include corporate bonds issued by financial companies, insurance companies, and REITS. We ended the period underweight sectors that are more cyclical as we find better value in other areas of the market and we believe that these sectors will continue to be negatively impacted by a protracted period of lower consumption in the U.S. Within the Fund’s allocation to high yield we are selectively reducing the Fund’s up-in-quality bias, while continuing to avoid highly cyclical issuers.
In emerging markets, we recently have adopted a more neutral stance, moving away from the cautious positioning that characterized the Fund throughout much of 2008 and the first quarter of 2009. Tentative signs that the pace of economic deterioration is slowing are clearly a positive and if global growth continues to stabilize, even at depressed levels, risky assets appear well-positioned to outperform going forward. In addition, renewed confidence in the ability of the IMF to serve as an effective lender of last resort across emerging markets remains a key positive for the asset class. Our positive outlook is tempered by expectations that fundamental credit trends will be negative across emerging markets in 2009.
The equity and fixed income managers continue to work collaboratively to make decisions regarding portfolio weights in equities and fixed income. At the end of the period, the Fund was slightly overweight towards fixed income relative to its benchmark.
Diversification by Industry
as of April 30, 2009

Percentage of
Industry	Net Assets
Banks	3.1%
Basic Materials	1.6
Capital Goods	5.5
Commercial & Professional Services	1.3
Consumer Cyclical	1.0
Consumer Durables & Apparel	1.1
Consumer Staples	2.6
Energy	10.6
Finance	19.6
Food & Staples Retailing	0.4
Food, Beverage & Tobacco	4.0
Foreign Governments	4.9
General Obligations	0.3
Health Care	2.4
Household & Personal Products	1.3
Insurance	0.7
Materials	1.5
Pharmaceuticals, Biotechnology & Life Sciences	6.2
Real Estate	0.2
Retailing	2.7
Semiconductors & Semiconductor Equipment	1.9
Services	2.8
Technology	6.8
Telecommunication Services	2.9
Transportation	0.7
Utilities	9.4
Short-Term Investments	2.7
Other Assets and Liabilities	1.8

Total	100.0%

Distribution by Security Type
as of April 30, 2009

Percentage of
Category	Net Assets
Asset & Commercial Mortgage Backed Securities	1.5%
Common Stocks	43.5
Corporate Bonds: Investment Grade	42.6
Corporate Bonds: Non-Investment Grade	7.5
Municipal Bonds	0.4
Short-Term Investments	2.7
Other Assets and Liabilities	1.8

Total	100.0%

The Hartford Balanced Income Fund
Schedule of Investments
April 30, 2009 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
COMMON STOCKS — 43.5%
	Banks — 3.1%
10	Bank of Nova Scotia	$290
46	HSBC Holding plc	330
18	Standard Chartered plc	278
11	Toronto-Dominion Bank ADR	449

		1,347

	Capital Goods — 5.1%
7	3M Co.	380
5	Caterpillar, Inc.	181
7	Eaton Corp.	316
5	Emerson Electric Co.	177
31	General Electric Co.	388
8	Illinois Tool Works, Inc.	249
8	PACCAR, Inc.	294
6	Rockwell Automation, Inc.	186
1	Schneider Electric S.A.	95

		2,266

	Commercial & Professional Services — 1.3%
10	Republic Services, Inc.	210
13	Waste Management, Inc.	344

		554

	Consumer Durables & Apparel — 1.1%
13	Mattel, Inc.	188
6	Stanley Works	221
2	V.F. Corp.	107

		516

	Energy — 7.1%
8	BP plc ADR	352
13	Chevron Corp.	853
8	ConocoPhillips Holding Co.	336
7	EnCana Corp. ADR	302
11	Marathon Oil Corp.	333
8	Royal Dutch Shell plc ADR	343
13	Total S.A. ADR	631

		3,150

	Food & Staples Retailing — 0.4%
8	Sysco Corp.	194

	Food, Beverage & Tobacco — 4.0%
22	Altria Group, Inc.	351
4	ConAgra Foods, Inc.	71
3	Diageo plc ADR	163
7	H.J. Heinz Co.	237
9	Kraft Foods, Inc.	218
2	Lorillard, Inc.	151
2	PepsiCo, Inc.	114
10	Philip Morris International, Inc.	348
8	Unilever N.V. NY Shares ADR	154

		1,807

	Household & Personal Products — 1.3%
12	Kimberly-Clark Corp.	580

	Insurance — 0.7%
6	Aflac, Inc.	159
7	Allstate Corp.	152

		311

	Materials — 1.5%
11	E.I. DuPont de Nemours & Co.	301
9	Packaging Corp. of America	140
5	PPG Industries, Inc.	216

		657

	Pharmaceuticals, Biotechnology & Life Sciences — 6.2%
5	Bristol-Myers Squibb Co.	98
2	Eli Lilly & Co.	59
7	GlaxoSmithKline plc ADR	219
12	Johnson & Johnson	628
35	Merck & Co., Inc.	836
50	Pfizer, Inc.	665
5	Wyeth	208

		2,713

	Real Estate — 0.2%
2	Regency Centers Corp.	86

	Retailing — 2.7%
12	Genuine Parts Co.	411
29	Home Depot, Inc.	769

		1,180

	Semiconductors & Semiconductor Equipment — 1.9%
22	Analog Devices, Inc.	462
24	Intel Corp.	371

		833

	Telecommunication Services — 2.9%
32	AT&T, Inc.	824
15	Verizon Communications, Inc.	443

		1,267

	Transportation — 0.4%
3	United Parcel Service, Inc. Class B	168

	Utilities — 3.6%
8	American Electric Power Co., Inc.	214
17	Dominion Resources, Inc.	519
5	Exelon Corp.	230
10	FPL Group, Inc.	549
1	SCANA Corp.	36

		1,548

	Total common stocks (cost $22,148)	$19,177

ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES — 1.5%
	Finance — 1.5%
	Banc of America Commercial Mortgage, Inc.
$85	5.45%, 01/15/2049	$66
	Carmax Automotive Owner Trust
45	4.34%, 09/15/2010	45
	Commercial Mortgage Pass-Through Certificates
100	5.96%, 06/10/2046 Δ	83
	Long Beach Automotive Receivables Trust
100	5.03%, 01/15/2014	85
	Merrill Lynch Mortgage Trust
100	5.05%, 07/12/2038	87
100	5.80%, 05/12/2039 Δ	92
	Morgan Stanley Capital I
100	5.23%, 09/15/2042	89
The accompanying notes are an integral part of these financial statements.

The Hartford Balanced Income Fund
Schedule of Investments — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES — 1.5% — (continued)
	Finance — 1.5% — (continued)
	Nissan Automotive Lease Trust
$100	5.10%, 07/16/2012	$100

		647

	Transportation — 0.0%
	Delta Air Lines
15	7.92%, 11/18/2010	12

	Total asset & commercial mortgage backed securities (cost $738)	$659

CORPORATE BONDS: INVESTMENT GRADE — 42.6%
	Basic Materials — 1.2%
	Alcan, Inc.
$50	6.13%, 12/15/2033	$34
	ArcelorMittal
100	6.13%, 06/01/2018	81
	Commercial Metals Co.
70	6.50%, 07/15/2017	51
	Cytec Industries, Inc.
50	6.00%, 10/01/2015	39
	Freeport-McMoRan Copper & Gold, Inc.
35	8.38%, 04/01/2017	34
	Inco Ltd.
30	7.20%, 09/15/2032	24
45	7.75%, 05/15/2012	46
	International Paper Co.
40	7.40%, 06/15/2014	36
	Methanex Corp.
20	8.75%, 08/15/2012	18
	Potash Corp. of Saskatchewan, Inc.
30	5.25%, 05/15/2014	31
	Rio Tinto Finance USA Ltd.
25	9.00%, 05/01/2019	26
	Temple-Inland, Inc.
40	6.63%, 01/15/2016	32
	Yara International ASA
45	5.25%, 12/15/2014 ■	38

		490

	Capital Goods — 0.4%
	Goodrich Corp.
35	6.29%, 07/01/2016	35
	Tyco International Group S.A.
25	6.75%, 02/15/2011	26
	Xerox Corp.
100	5.50%, 05/15/2012	95
60	6.40%, 03/15/2016	49

		205

	Consumer Cyclical — 0.5%
	Avnet, Inc.
50	6.63%, 09/15/2016	42
	DaimlerChrysler NA Holdings Corp.
70	6.50%, 11/15/2013	68
	Energy Transfer Partners
25	6.63%, 10/15/2036	20
	Federated Retail Holdings, Inc.
15	5.90%, 12/01/2016	12
	SABMiller plc
80	6.20%, 07/01/2011 ■	80

		222

	Consumer Staples — 2.5%
	Altria Group, Inc.
50	9.25%, 08/06/2019	57
105	9.70%, 11/10/2018	123
	Anheuser-Busch InBev N.V.
20	7.20%, 01/15/2014 ■	21
75	7.75%, 01/15/2019 ■	79
	BAT International Finance plc
20	8.13%, 11/15/2013 ■	21
35	9.50%, 11/15/2018 ■	40
	Bottling Group LLC
60	5.13%, 01/15/2019	61
	Cargill, Inc.
95	5.60%, 09/15/2012 ■	94
	Cia Brasileira de Bebidas
50	8.75%, 09/15/2013	55
	Coca-Cola Enterprises, Inc.
50	7.38%, 03/03/2014	57
	Dr. Pepper Snapple Group
75	6.82%, 05/01/2018	73
	Kraft Foods, Inc.
100	6.50%, 08/11/2017	104
130	6.75%, 02/19/2014	141
	PepsiAmericas, Inc.
35	4.88%, 01/15/2015	34
	Philip Morris International, Inc.
75	5.65%, 05/16/2018	76
55	6.38%, 05/16/2038	55
	Weyerhaeuser Co.
10	7.38%, 03/15/2032	8

		1,099

	Energy — 3.0%
	AGL Capital Corp.
35	6.38%, 07/15/2016	32
	Amerada Hess Corp.
45	7.88%, 10/01/2029	43
	Atmos Energy Corp.
40	6.35%, 06/15/2017	37
	Canadian National Resources Ltd.
30	5.70%, 05/15/2017	29
	ConocoPhillips
150	4.75%, 02/01/2014	158
	Devon Financing Corp.
75	7.88%, 09/30/2031	81
	EnCana Corp.
40	6.50%, 05/15/2019	40
	Enterprise Products Operating L.P.
90	5.65%, 04/01/2013	85
	Hess Corp.
85	7.00%, 02/15/2014	92
	Panhandle Eastern Pipeline
75	6.20%, 11/01/2017	68
	Pemex Project Funding Master Trust
50	5.75%, 03/01/2018	45
	Sempra Energy
70	8.90%, 11/15/2013	77
The accompanying notes are an integral part of these financial statements.

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE — 42.6% — (continued)
	Energy — 3.0% — (continued)
	Statoilhydro ASA
$25	5.25%, 04/15/2019	$25
	Transocean, Inc.
110	6.00%, 03/15/2018	109
	TXU Electric Delivery Co.
100	6.38%, 05/01/2012	102
	Weatherford International Ltd.
100	6.00%, 03/15/2018	84
	XTO Energy, Inc.
80	5.50%, 06/15/2018	76
50	5.75%, 12/15/2013	51
25	6.75%, 08/01/2037	24
45	7.50%, 04/15/2012	47

		1,305

	Finance — 17.5%
	Ace Capital Trust II
90	9.70%, 04/01/2030	70
	Allied World Assurance
50	7.50%, 08/01/2016	35
	AMB Property L.P.
100	5.45%, 12/01/2010	95
	Ameriprise Financial, Inc.
60	5.35%, 11/15/2010	59
20	5.65%, 11/15/2015	17
	Bank of America Corp.
50	4.90%, 05/01/2013	46
55	5.65%, 05/01/2018	45
230	6.00%, 09/01/2017	192
50	7.25%, 10/15/2025	33
	Banque Cent De Tunisie
10	7.38%, 04/25/2012	10
	Bear Stearns & Co., Inc.
90	5.35%, 02/01/2012	92
75	6.95%, 08/10/2012	79
120	7.25%, 02/01/2018	123
	Berkshire Hathaway Finance Corp.
50	5.00%, 08/15/2013	52
	Brandywine Operating Partnership
15	5.70%, 05/01/2017	8
75	5.75%, 04/01/2012	57
	Capital One Financial Corp.
200	6.75%, 09/15/2017	169
	CIT Group, Inc.
10	5.40%, 01/30/2016	5
23	5.65%, 02/13/2017	12
45	5.80%, 07/28/2011	30
31	5.85%, 09/15/2016	17
10	7.63%, 11/30/2012	6
60	12.00%, 12/18/2018 ■	25
	Citigroup, Inc.
260	5.50%, 08/27/2012 — 04/11/2013	232
85	6.00%, 10/31/2033	47
55	6.13%, 11/21/2017	45
100	6.88%, 03/05/2038	85
	Colonial Realty L.P.
95	6.05%, 09/01/2016	65
	Countrywide Financial Corp.
40	5.80%, 06/07/2012	37
	COX Communications, Inc.
70	6.45%, 12/01/2036 ■	57
90	7.13%, 10/01/2012	91
	Credit Suisse New York
100	5.00%, 05/15/2013	99
265	6.00%, 02/15/2018	236
	Developers Diversified Realty Corp.
50	5.00%, 05/03/2010	39
50	5.38%, 10/15/2012	23
	Development Bank of Kazakhstan
35	7.38%, 11/12/2013 •	26
	Discover Financial Services, Inc.
10	6.45%, 06/12/2017	7
	Duke-Weeks Realty
50	7.75%, 11/15/2009	50
	Eaton Vance Corp.
65	6.50%, 10/02/2017	57
	Equity One, Inc.
65	6.00%, 09/15/2017	45
	ERAC USA Finance Co.
75	7.00%, 10/15/2037 ■	52
	Everest Reinsurance Holdings, Inc.
70	5.40%, 10/15/2014	62
50	6.60%, 05/15/2037 Δ	25
20	8.75%, 03/15/2010	20
	Farmers Exchange Capital
100	7.05%, 07/15/2028 ■	59
	General Electric Capital Corp.
75	5.40%, 09/20/2013	74
95	5.88%, 01/14/2038	66
90	6.15%, 08/07/2037	64
205	6.75%, 03/15/2032	160
	Goldman Sachs Group, Inc.
140	5.45%, 11/01/2012	140
75	5.95%, 01/15/2027	54
180	6.25%, 09/01/2017	170
170	6.45%, 05/01/2036	124
30	6.60%, 01/15/2012	32
70	7.50%, 02/15/2019	72
	HBOS plc
50	6.00%, 11/01/2033 ■	28
	Health Care Properties
20	5.65%, 12/15/2013	17
80	6.00%, 01/30/2017	65
	Host Hotels & Resorts, Inc.
7	3.25%, 04/15/2024 ۞ ■	7
	Host Marriott L.P.
30	6.75%, 06/01/2016	26
	HSBC Finance Corp.
100	6.38%, 10/15/2011	99
95	6.75%, 05/15/2011	93
	HSBC Holdings plc
250	6.80%, 06/01/2038	220
	International Lease Finance Corp.
100	5.63%, 09/15/2010	86
	JP Morgan Chase & Co.
165	5.13%, 09/15/2014	153
170	5.38%, 10/01/2012	172
25	6.30%, 04/23/2019	25
	Keycorp
25	6.50%, 05/14/2013	24
	Kimco Realty Corp.
20	5.58%, 11/23/2015	15
30	5.78%, 03/15/2016	23
The accompanying notes are an integral part of these financial statements.

The Hartford Balanced Income Fund
Schedule of Investments — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE — 42.6% — (continued)
		Finance — 17.5% — (continued)
		Lazard Group
	$80	6.85%, 06/15/2017	$64
		Liberty Mutual Group, Inc.
	60	5.75%, 03/15/2014 ■	46
	80	7.50%, 08/15/2036 ■	50
		Liberty Property L.P.
	50	5.50%, 12/15/2016	35
	50	8.50%, 08/01/2010	48
		Lincoln National Corp.
	80	5.65%, 08/27/2012	52
	35	6.15%, 04/07/2036	19
		Merrill Lynch & Co., Inc.
	50	5.45%, 02/05/2013	44
	210	6.05%, 08/15/2012 — 05/16/2016	174
	100	6.22%, 09/15/2026	59
	20	6.40%, 08/28/2017	16
		Metlife, Inc.
	25	6.13%, 12/01/2011	25
		Mizuho Financial Group, Inc.
	100	5.79%, 04/15/2014 ■	95
		Morgan Stanley
	90	4.75%, 04/01/2014	76
	200	5.45%, 01/09/2017	179
	200	6.00%, 04/28/2015	189
		National City Corp.
	40	4.90%, 01/15/2015	36
		PNC Funding Corp.
	60	5.50%, 09/28/2012	57
		Prudential Financial, Inc.
	70	6.10%, 06/15/2017	50
		Realty Income Corp.
	85	6.75%, 08/15/2019	63
		Regency Centers L.P.
	30	5.25%, 08/01/2015	21
	15	5.88%, 06/15/2017	10
		Reinsurance Group of America, Inc.
	60	5.63%, 03/15/2017	39
		Schwab Capital Trust I
	35	7.50%, 11/15/2037 Δ	24
		Simon Property Group L.P.
	50	4.88%, 08/15/2010	49
	45	5.38%, 06/01/2011	43
	80	5.63%, 08/15/2014	69
		SLM Corp.
	50	5.00%, 04/15/2015 *	31
	30	8.45%, 06/15/2018	18
		Symetra Financial Corp.
	10	6.13%, 04/01/2016 ■	8
		Trustreet Properties, Inc.
	80	7.50%, 04/01/2015	78
		UFJ Finance Aruba AEC
	100	6.75%, 07/15/2013	102
		United Dominion Realty Trust, Inc.
	55	6.05%, 06/01/2013	45
		UnitedHealth Group, Inc.
	100	5.50%, 11/15/2012	100
		Unitrin, Inc.
	100	4.88%, 11/01/2010	82
		Ventas Realty L.P.
	10	6.50%, 06/01/2016	9
		W.R. Berkley Corp.
	90	5.13%, 09/30/2010	85
		Wachovia Corp.
	55	4.88%, 02/15/2014	48
	100	5.50%, 05/01/2013	98
	70	5.63%, 10/15/2016	57
	105	5.75%, 02/01/2018	96
		WEA Finance LLC
	100	7.13%, 04/15/2018 ■	83
		Wellpoint, Inc.
	50	6.00%, 02/15/2014	51
		Wells Fargo & Co.
	175	4.38%, 01/31/2013	168
	120	5.63%, 12/11/2017	112
		Westfield Group ADR
	60	5.40%, 10/01/2012 ■	55
		WR Berkley Corp.
	25	5.88%, 02/15/2013	22

			7,725

		Foreign Governments — 2.7%
		Brazil (Republic of)
	100	6.00%, 01/17/2017	101
BRL	54	6.00%, 08/15/2010	25
	35	7.88%, 03/07/2015	39
	46	8.00%, 01/15/2018	50
	55	8.25%, 01/20/2034	62
	70	8.75%, 02/04/2025	83
	20	8.88%, 10/14/2019	24
		Colombia (Republic of)
	100	7.38%, 03/18/2019	105
	30	10.38%, 01/28/2033	38
		El Salvador (Republic of)
	25	7.75%, 01/24/2023 §	24
		Peru (Republic of)
	14	6.55%, 03/14/2037	13
	20	7.13%, 03/30/2019	22
EUR	10	7.50%, 10/14/2014	14
	10	8.75%, 11/21/2033	12
	35	9.13%, 02/21/2012	40
		Russian Federation Government
	336	7.50%, 03/31/2030 §	327
	15	12.75%, 06/24/2028 §	21
		South Africa (Republic of)
	15	7.38%, 04/25/2012	16
		United Mexican States
	60	5.88%, 02/17/2014	62
	88	6.05%, 01/11/2040	77
MXP	175	7.75%, 12/14/2017	13
MXP	175	8.00%, 12/19/2013	13
ITL	5,000	11.00%, 05/08/2017	4

			1,185

		Health Care — 1.9%
		Amerisource Bergen Corp.
	25	5.63%, 09/15/2012	25
	101	5.88%, 09/15/2015	97
The accompanying notes are an integral part of these financial statements.

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE — 42.6% — (continued)
	Health Care — 1.9% — (continued)
	Amgen, Inc.
$20	5.70%, 02/01/2019	$20
25	6.40%, 02/01/2039	25
	Amylin Pharmaceuticals, Inc.
5	3.00%, 06/15/2014 ۞ ■	3
	AstraZeneca plc
45	6.45%, 09/15/2037	49
	CVS Caremark Corp.
39	6.94%, 01/10/2030 ■	30
	CVS Lease Pass-Through Trust
19	6.04%, 12/10/2028 ■	14
	Glaxosmithkline Capital, Inc.
50	5.65%, 05/15/2018	52
85	6.38%, 05/15/2038	88
	Laboratory Corp.
20	5.63%, 12/15/2015	17
	McKesson Corp.
5	7.50%, 02/15/2019	5
	Medco Health Solutions, Inc.
75	7.13%, 03/15/2018	74
	Pfizer, Inc.
105	6.20%, 03/15/2019	113
50	7.20%, 03/15/2039	55
	Quest Diagnostics, Inc.
115	6.95%, 07/01/2037	102
	Roche Holdings, Inc.
75	6.00%, 03/01/2019 ■	78

		847

	Services — 2.1%
	AT&T Broadband Corp.
120	8.38%, 03/15/2013	133
	CBS Corp.
145	7.70%, 07/30/2010	148
	Comcast Corp.
80	6.45%, 03/15/2037	74
110	7.05%, 03/15/2033	108
	Electronic Data Systems Corp.
40	7.45%, 10/15/2029	44
	News America, Inc.
60	6.40%, 12/15/2035	44
	Time Warner Entertainment Co., L.P.
30	8.38%, 03/15/2023	31
	Time Warner, Inc.
50	5.50%, 11/15/2011	51
85	6.75%, 04/15/2011	89
105	7.63%, 04/15/2031 ‡	95
	Viacom, Inc.
50	5.75%, 04/30/2011	50
40	6.13%, 10/05/2017	36
45	6.25%, 04/30/2016	42
	Wyndham Worldwide Corp.
10	6.00%, 12/01/2016	7

		952

	Technology — 5.6%
	AT&T, Inc.
30	5.10%, 09/15/2014	31
90	6.15%, 09/15/2034	80
250	6.30%, 01/15/2038	231
110	6.50%, 09/01/2037 ‡	104
	BellSouth Corp.
30	5.20%, 09/15/2014	31
	British Telecommunications plc
35	8.62%, 12/15/2010 Δ	37
60	9.12%, 12/15/2030 Δ	58
	Cingular Wireless Services, Inc.
120	8.75%, 03/01/2031	137
	Comcast Cable Communications, Inc.
20	6.75%, 01/30/2011	21
	Deutsche Telekom International Finance B.V.
120	8.75%, 06/15/2030	138
	General Electric Co.
90	5.25%, 12/06/2017	85
	IBM Corp.
125	8.00%, 10/15/2038	154
	Qwest Corp.
10	7.63%, 06/15/2015	10
	Rogers Communications, Inc.
100	6.80%, 08/15/2018	105
	Siemens Finance
100	6.13%, 08/17/2026 ■	96
	Sunpower Corp.
9	4.75%, 04/15/2014 ۞	11
	Telecom Italia Capital
10	5.25%, 10/01/2015	9
180	6.20%, 07/18/2011	181
	Telefonica Europe B.V.
65	8.25%, 09/15/2030	74
	Time Warner Cable, Inc.
120	5.40%, 07/02/2012	122
85	6.55%, 05/01/2037	78
50	7.30%, 07/01/2038	50
	Verizon Communications, Inc.
70	6.40%, 02/15/2038	65
30	8.75%, 11/01/2018	36
	Verizon Global Funding Corp.
310	7.75%, 12/01/2030	327
	Verizon Wireless
50	5.55%, 02/01/2014 ■	52
125	8.50%, 11/15/2018 ■	150

		2,473

	Transportation — 0.2%
	American Airlines, Inc.
27	3.86%, 07/09/2010	24
	Continental Airlines, Inc.
20	5.98%, 04/19/2022	16
10	6.90%, 04/19/2022	6
	Southwest Airlines Co.
57	6.15%, 08/01/2022	51

		97

	Utilities — 5.0%
	Aquila, Inc.
50	11.88%, 07/01/2012	52
	Carolina Power & Light Co.
15	5.30%, 01/15/2019	15
	CenterPoint Energy Houston Electric LLC
35	7.00%, 03/01/2014	37
	CenterPoint Energy Resources Corp.
25	7.75%, 02/15/2011	26
The accompanying notes are an integral part of these financial statements.

The Hartford Balanced Income Fund
Schedule of Investments — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE — 42.6% — (continued)
	Utilities — 5.0% — (continued)
	CenterPoint Energy, Inc.
$30	6.50%, 05/01/2018	$26
	Commonwealth Edison Co.
100	5.80%, 03/15/2018	95
	DCP Midstream LLC
100	6.75%, 09/15/2037 ■	66
	Dominion Resources, Inc.
181	6.25%, 06/30/2012	190
	Duke Energy Corp.
100	5.65%, 06/15/2013	103
	EDP Finance B.V.
100	6.00%, 02/02/2018 ■	97
	El Paso Natural Gas Co.
70	5.95%, 04/15/2017	64
	Electricite de France
100	5.50%, 01/26/2014 ■	107
	Entergy Texas, Inc.
50	7.13%, 02/01/2019	50
	Exelon Generation Co. LLC
45	6.95%, 06/15/2011	47
	FPL Group Capital, Inc.
50	6.00%, 03/01/2019	51
	ITC Midwest LLC
40	6.15%, 01/31/2038 ■	35
	Kansas City Power & Light Co.
50	7.15%, 04/01/2019	51
	Kinder Morgan Energy Partners L.P.
90	6.95%, 01/15/2038	78
50	7.30%, 08/15/2033	44
	MidAmerican Energy Holdings Co.
85	5.00%, 02/15/2014	85
100	5.75%, 04/01/2018	99
	Nevada Power Co.
100	6.50%, 08/01/2018	98
	NGPL Pipeco LLC
130	6.51%, 12/15/2012 ■	129
	NiSource Finance Corp.
10	5.25%, 09/15/2017	8
140	6.40%, 03/15/2018	120
	Northern States Power Co.
85	5.25%, 03/01/2018	86
	Pacific Gas and Electric
35	6.25%, 03/01/2039	36
	Pacificorp
50	6.35%, 07/15/2038	52
	Peco Energy Co.
20	5.70%, 03/15/2037	17
	Progress Energy, Inc.
50	6.85%, 04/15/2012	53
	Taqa Abu Dhabi National
100	6.50%, 10/27/2036 ■	75
	TransCanada Pipelines Ltd.
45	7.63%, 01/15/2039	49
	Union Electric Co.
45	6.40%, 06/15/2017	44

		2,185

	Total corporate bonds: investment grade (cost $20,334)	$18,785

CORPORATE BONDS: NON-INVESTMENT GRADE — 7.5%
	Basic Materials — 0.4%
	Blount, Inc.
35	8.88%, 08/01/2012	$34
	BWAY Corp.
5	10.00%, 04/15/2014 ■	5
	Cascades, Inc.
15	7.25%, 02/15/2013	12
	Hawk Corp.
15	8.75%, 11/01/2014	15
	Koppers Holdings, Inc.
30	10.92%, 11/15/2014	25
	Koppers, Inc.
10	9.88%, 10/15/2013	10
	Neenah Paper, Inc.
25	7.38%, 11/15/2014	10
	Peabody Energy Corp.
10	6.88%, 03/15/2013	10
	Rock Tenn Co.
15	9.25%, 03/15/2016	15
	Texas Industries, Inc.
25	7.25%, 07/15/2013	20
	Tube City IMS Corp.
25	9.75%, 02/01/2015	6

		162

	Capital Goods — 0.0%
	Actuant Corp.
10	6.88%, 06/15/2017	9
	L-3 Communications Corp.
15	5.88%, 01/15/2015	14
	Vought Aircraft Industries, Inc.
15	8.00%, 01/15/2011	6

		29

	Consumer Cyclical — 0.5%
	Alliance One International, Inc.
10	8.50%, 05/15/2012	9
15	11.00%, 05/15/2012	15
	Aramark Corp.
15	8.50%, 02/01/2015	14
	Dollar General Corp.
10	11.88%, 07/15/2017	10
	ESCO Corp.
30	8.63%, 12/15/2013 ■	24
	Ford Motor Co.
15	7.45%, 07/16/2031	8
	Group 1 Automotive, Inc.
20	8.25%, 08/15/2013	17
	Pulte Homes, Inc.
40	7.88%, 08/01/2011	40
	Supervalu, Inc.
15	8.00%, 05/01/2016	15
	TRW Automotive, Inc.
20	7.00%, 03/15/2014 ■	11
	United Components, Inc.
90	9.38%, 06/15/2013	49

		212

	Consumer Staples — 0.1%
	Land O’Lakes Capital Trust
15	7.45%, 03/15/2028 ■	10
	Sally Holdings LLC
10	10.50%, 11/15/2016	10
The accompanying notes are an integral part of these financial statements.

Shares or Principal Amount ╬			Market Value ╪
CORPORATE BONDS: NON-INVESTMENT GRADE — 7.5% — (continued)
		Consumer Staples — 0.1% — (continued)
		Tyson Foods, Inc.
	$25	10.50%, 03/01/2014 ■	$26

			46

		Energy — 0.5%
		Chesapeake Energy Corp.
	15	6.25%, 01/15/2018	13
	20	6.50%, 08/15/2017	17
		Encore Acquisition Co.
	15	6.00%, 07/15/2015	12
	15	9.50%, 05/01/2016	14
		Newfield Exploration Co.
	25	7.13%, 05/15/2018	23
		Petrohawk Energy Corp.
	30	9.13%, 07/15/2013	29
		Petroleos de Venezuela S.A.
	30	5.25%, 04/12/2017	14
	40	5.38%, 04/12/2027	15
		Pioneer Natural Resources Co.
	25	5.88%, 07/15/2016	21
		Range Resources Corp.
	10	6.38%, 03/15/2015	9
		Southwestern Energy Co.
	10	7.50%, 02/01/2018 ■	10
		Williams Companies, Inc.
	45	8.75%, 03/15/2032	43

			220

		Finance — 0.6%
		Capmark Financial Group
	40	7.88%, 05/10/2012	10
		Ford Motor Credit Co.
	30	7.00%, 10/01/2013	23
	65	7.38%, 10/28/2009	62
	15	8.63%, 11/01/2010	13
		Fresenius U.S. Finance II
	10	9.00%, 07/15/2015 ■	11
		General Motors Acceptance Corp.
	15	5.63%, 05/15/2009	15
	30	7.75%, 01/19/2010	27
		GMAC LLC
	15	6.00%, 12/15/2011 ■	12
		Hertz Corp.
	20	8.88%, 01/01/2014	15
		NB Capital Trust IV
	20	8.25%, 04/15/2027	12
		Nuveen Investments, Inc.
	10	5.00%, 09/15/2010	8
		Rouse Co.
	15	5.38%, 11/26/2013	8
		United Rentals North America, Inc.
	15	1.88%, 10/15/2023 ۞	13
	20	6.50%, 02/15/2012	18
		Universal Hospital Services
	15	8.50%, 06/01/2015	14

			261

		Foreign Governments — 2.2%
		Argentina (Republic of)
EUR	5	2.26%, 12/31/2038	1
	5	2.50%, 12/31/2038	1
	99	8.28%, 12/31/2033	29
		Brazil (Republic of)
BRL	72	6.00%, 05/15/2015	31
		Colombia (Republic of)
COP	35,000	9.85%, 06/28/2027	17
COP	50,000	12.00%, 10/22/2015	26
		Ecuador (Republic of)
	30	10.00%, 08/15/2030 • §	10
		Indonesia (Republic of)
	70	6.75%, 03/10/2014 ■	67
	50	6.75%, 03/10/2014 §	47
		Pakistan (Republic of)
	100	6.88%, 06/01/2017 §	53
		Panama (Republic of)
	35	7.25%, 03/15/2015	37
		Philippines (Republic of)
	115	8.38%, 06/17/2019	127
		Turkey (Republic of)
	105	6.88%, 03/17/2036	90
	105	7.25%, 03/15/2015	107
	60	7.50%, 11/07/2019	60
	20	9.50%, 01/15/2014	23
TRY	24	10.00%, 02/15/2012	15
TRY	31	12.00%, 08/14/2013	21
		Ukraine Government
EUR	50	4.95%, 10/13/2015	34
		Uruguay (Republic of)
	25	7.63%, 03/21/2036	21
		Venezuela (Republic of)
	95	7.00%, 03/31/2038	46
	55	7.65%, 04/21/2025	29
	40	9.00%, 05/07/2023 §	23
	65	9.25%, 09/15/2027 — 05/07/2028 *	39
	15	9.38%, 01/13/2034	9

			963

		Health Care — 0.5%
		Biomet, Inc.
	15	10.00%, 10/15/2017	15
	10	10.38%, 10/15/2017	10
		Community Health Systems, Inc.
	25	8.88%, 07/15/2015	25
		Cubist Pharmaceuticals, Inc.
	10	2.25%, 06/15/2013 ۞	8
		Elan Financial plc
	10	5.23%, 11/15/2011 Δ	9
	35	7.75%, 11/15/2011	31
		HCA, Inc.
	10	6.50%, 02/15/2016	8
	5	8.50%, 04/15/2019 ■	5
	70	9.63%, 11/15/2016	65
		LifePoint Hospitals, Inc.
	20	3.50%, 05/15/2014 ۞	16
		Omnicare, Inc.
	20	6.88%, 12/15/2015	19
		Rite Aid Corp.
	15	10.38%, 07/15/2016	13
		Tenet Healthcare Corp.
	15	9.00%, 05/01/2015 ■	15

			239

The accompanying notes are an integral part of these financial statements.

The Hartford Balanced Income Fund
Schedule of Investments — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS: NON-INVESTMENT GRADE — 7.5% — (continued)
	Services — 0.7%
	AMC Entertainment, Inc.
$35	8.00%, 03/01/2014	$32
	Anixter International, Inc.
15	10.00%, 03/15/2014	14
	Bonten Media Acquisition
15	9.00%, 06/01/2015 ■	2
	Canwest Media, Inc.
45	8.00%, 09/15/2012	12
	Harrah’s Operating Co., Inc.
10	5.50%, 07/01/2010	6
3	10.00%, 12/15/2018 ■	1
	HSN, Inc.
15	11.25%, 08/01/2016 ■	11
	Marquee Holdings, Inc.
20	12.00%, 08/15/2014	16
	Quebecor Media, Inc.
65	7.75%, 03/15/2016	54
	River Rock Entertainment
10	9.75%, 11/01/2011	7
	Seneca Gaming Corp.
50	7.25%, 05/01/2012	35
	Sensata Technologies
10	8.00%, 05/01/2014	4
	Service Corp. International
25	7.00%, 06/15/2017	22
	SunGard Data Systems, Inc.
30	9.13%, 08/15/2013	29
20	10.25%, 08/15/2015	17
	Unisys Corp.
15	8.00%, 10/15/2012	7
	Virgin River Casino Corp.
10	9.00%, 01/15/2012	1
	West Corp.
15	9.50%, 10/15/2014	13

		283

	Technology — 1.2%
	Bio-Rad Laboratories, Inc.
10	6.13%, 12/15/2014	9
	CCH II Holdings LLC/ CCH II Capital
20	10.25%, 10/01/2013	18
	Centennial Communications Corp.
20	10.00%, 01/01/2013	21
	Charter Communications Holdings II LLC
20	10.25%, 09/15/2010	18
	Charter Communications Operating LLC
15	8.00%, 04/30/2012 ■ Ψ	14
35	10.88%, 09/15/2014 ■ Ψ	35
	Cricket Communications, Inc.
30	10.00%, 07/15/2015 ■	30
	Crown Castle International Corp.
5	7.75%, 05/01/2017 ■	5
	CSC Holdings, Inc.
55	7.63%, 07/15/2018	53
10	8.50%, 04/15/2014 ■	10
	Deluxe Corp.
35	7.38%, 06/01/2015	26
	Flextronics International
15	1.00%, 08/01/2010 ۞	14
	Frontier Communications Corp.
10	8.25%, 05/01/2014	10
	GCI, Inc.
25	7.25%, 02/15/2014	23
	Hologic, Inc.
15	2.00%, 12/15/2037 ۞	11
	Inmarsat Finance II plc
30	10.38%, 11/15/2012	31
	Intelsat Bermuda Ltd.
15	11.25%, 06/15/2016	15
	Intelsat Jackson Holdings Ltd.
65	9.50%, 06/15/2016 ■	64
	Lender Process Services
25	8.13%, 07/01/2016	25
	Maxtor Corp.
10	2.38%, 08/15/2012 ۞	7
	Mediacom Broadband LLC
35	8.50%, 10/15/2015	33
	MetroPCS Wireless, Inc.
30	9.25%, 11/01/2014	30
	Seagate Technology International
15	10.00%, 05/01/2014 * ■	15
	Sprint Capital Corp.
10	6.90%, 05/01/2019	9
	Sprint Nextel Corp.
12	6.00%, 12/01/2016	10

		536

	Transportation — 0.0%
	American Rail Car Industries, Inc.
15	7.50%, 03/01/2014	12
	Continental Airlines, Inc.
22	9.80%, 04/01/2021	13
	Navios Maritime Holdings
20	9.50%, 12/15/2014	12

		37

	Utilities — 0.8%
	Dynegy Holdings, Inc.
40	8.38%, 05/01/2016	32
	Edison Mission Energy
15	7.20%, 05/15/2019	11
15	7.50%, 06/15/2013	13
	El Paso Corp.
25	12.00%, 12/12/2013	27
	Energy Future Holdings
45	10.88%, 11/01/2017	31
	Ipalco Enterprises, Inc.
30	7.25%, 04/01/2016 ■	28
	Kinder Morgan Finance Co.
40	5.70%, 01/05/2016	35
	National Power Corp.
55	9.63%, 05/15/2028	53
	NRG Energy, Inc.
40	7.38%, 01/15/2017	38
	Reliant Energy, Inc.
25	6.75%, 12/15/2014	24
	Sierra Pacific Resources
5	6.75%, 08/15/2017	4
The accompanying notes are an integral part of these financial statements.

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS: NON-INVESTMENT GRADE - 7.5% — (continued)
	Utilities - 0.8% — (continued)
	Tennessee Gas Pipeline Co.
$15	8.00%, 02/01/2016 ■		$15
	TXU Corp.
10	5.55%, 11/15/2014		4

			315

	Total corporate bonds: non-investment grade (cost $3,557)		$3,303

MUNICIPAL BONDS — 0.4%
	General Obligations — 0.3%
	California State GO, Taxable,
$125	7.55%, 04/01/2039		$131

	Transportation — 0.1%
	New Jersey State Turnpike Auth, Taxable,
50	7.41%, 01/01/2040		54

	Total municipal bonds (cost $179)		$185

	Total long-term investments (cost $46,956)		$42,109

SHORT-TERM INVESTMENTS — 2.7%
	Repurchase Agreements — 2.7%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $279, collateralized by GNMA 4.50% - 6.50%, 2038 - 2039, value of $284)
$279	0.18%, 04/30/2009		$279

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $333, collateralized by FHLMC 4.50% - 6.50%, 2035 - 2039, FNMA 4.50% - 6.50%, 2034 - 2047, value of $340)

333	0.17%, 04/30/2009		333

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $466, collateralized by FHLMC 4.00% - 7.00%, 2021 - 2039, FNMA 6.00% - 7.00%, 2034 - 2038, GNMA 4.50% - 7.00%, 2024 - 2039, value of $475)

466	0.17%, 04/30/2009		466
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $2, collateralized by U.S. Treasury Bond 7.50%, 2024, value of $2)
2	0.14%, 04/30/2009		2

UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $100, collateralized by FHLMC 8.00% - 15.00%, 2009 - 2021, FNMA 3.50% - 15.50%, 2012 - 2039, value of $102)

100	0.16%, 04/30/2009		100

			1,180

	Total short-term investments (cost $1,180)		$1,180

	Total investments (cost $48,136) ▲	98.2%	$43,289
	Other assets and liabilities	1.8%	812

	Total net assets	100.0%	$44,101

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 8.03% of total net assets at April 30, 2009.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

▲	At April 30, 2009, the cost of securities for federal income tax purposes was $48,357 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,050
Unrealized Depreciation	(6,118)

Net Unrealized Depreciation	$(5,068)

•	Currently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2009.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at April 30, 2009, was $2,296, which represents 5.21% of total net assets.
The accompanying notes are an integral part of these financial statements.

The Hartford Balanced Income Fund
Schedule of Investments — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)

§	Securities contain some restrictions as to public resale. These securities comply with Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, and are determined to be liquid. At April 30, 2009, the market value of these securities amounted to $505 or 1.15% of total net assets.

۞	Convertible security.

*	The cost of securities purchased on a when-issued or delayed delivery basis at April 30, 2009 was $88.

Ψ	The company is in bankruptcy. The investment held by the fund is current with respect to interest payments.
GO — General Obligations
Forward Foreign Currency Contracts Outstanding at April 30, 2009

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value ╪	Amount	Date	(Depreciation)
Brazilian Real (Sell)	$2	$2	06/17/09	$—
Brazilian Real (Sell)	54	50	06/17/09	(4)
British Pound (Buy)	107	106	05/01/09	1
British Pound (Buy)	91	91	05/05/09	—
British Pound (Buy)	138	138	05/06/09	—
Chinese Renminbi (Sell)	33	31	09/21/09	(2)
Chinese Renminbi (Buy)	32	32	09/21/09	—
Chinese Renminbi (Sell)	11	11	02/22/10	—
Colombian Peso (Sell)	41	41	05/22/09	—
Colombian Peso (Sell)	4	4	06/17/09	—
Euro (Sell)	66	65	05/04/09	(1)
Euro (Sell)	11	11	05/04/09	—
Euro (Sell)	35	34	06/17/09	(1)
Euro (Buy)	80	78	06/17/09	2
Euro (Sell)	25	26	06/17/09	1
Euro (Buy)	11	11	06/17/09	—
Euro (Sell)	88	84	06/17/09	(4)
Euro (Sell)	24	24	06/17/09	—
Hungarian Forint (Sell)	17	17	05/07/09	—
Hungarian Forint (Buy)	16	16	06/17/09	—
Hungarian Forint (Sell)	16	14	06/17/09	(2)
Indonesian Rupiah (Sell)	14	15	07/16/09	1
Indonesian Rupiah (Buy)	15	16	07/16/09	(1)
Kazakhstani Tenge (Sell)	20	24	05/15/09	4
Kazakhstani Tenge (Buy)	8	8	05/15/09	—
Mexican New Peso (Sell)	25	22	06/17/09	(3)
Mexican New Peso (Buy)	25	24	06/17/09	1
New Romanian Leu (Sell)	13	12	06/17/09	(1)
New Romanian Leu (Buy)	13	13	06/17/09	—
Nigerian Naira (Sell)	13	11	05/06/09	(2)
Peruvian New Sol (Sell)	12	11	06/05/09	(1)
Peruvian New Sol (Buy)	11	11	06/05/09	—
Polish Zloty (Buy)	26	26	06/17/09	—
Republic of Korea Won (Sell)	12	16	07/01/09	4
Republic of Korea Won (Buy)	12	14	07/01/09	(2)
Turkish New Lira (Sell)	21	21	06/17/09	—
Turkish New Lira (Sell)	15	13	06/17/09	(2)
Vietnamese Dong (Sell)	22	21	05/29/09	(1)

				$(13)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.
FAS 157 Disclosure of Investment Valuation Hierarchy Levels

Assets:
Investment in securities — Level 1	$18,475
Investment in securities — Level 2	24,674
Investment in securities — Level 3	140

Total	$43,289

Other financial instruments — Level 2 *	14

Total	$14

Liabilities:
Other financial instruments — Level 2 *	27

Total	$27

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Assets:
Securities:
Balance as of October 31, 2008	$224
Net realized loss	(72)
Change in unrealized appreciation ♦	82
Net sales	(125)
Transfers in and /or out of Level 3	31

Balance as of April 30, 2009	$140

♦ Change in unrealized gains or losses relating to assets still held at April 30, 2009	$19

The accompanying notes are an integral part of these financial statements.

The Hartford Balanced Income Fund
Statement of Assets and Liabilities
April 30, 2009 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at fair value (cost $48,136)	$43,289
Cash	24
Foreign currency on deposit with custodian (cost $—)	—
Unrealized appreciation on forward foreign currency contracts	14
Receivables:
Investment securities sold	833
Fund shares sold	618
Dividends and interest	451
Other assets	30

Total assets	45,259

Liabilities:
Unrealized depreciation on forward foreign currency contracts	27
Payables:
Investment securities purchased	978
Fund shares redeemed	123
Investment management fees	5
Distribution fees	3
Accrued expenses	16
Other liabilities	6

Total liabilities	1,158

Net assets	$44,101

Summary of Net Assets:
Capital stock and paid-in-capital	57,928
Accumulated undistributed net investment income	140
Accumulated net realized loss on investments and foreign currency transactions	(9,107)
Unrealized depreciation of investments and the translation of assets and liabilities denominated in foreign currency	(4,860)

Net assets	$44,101

Shares authorized	800,000

Par value	$0.001

Class A: Net asset value per share/Maximum offering price per share	$7.97/$8.43

Shares outstanding	4,647

Net assets	$37,048

Class B: Net asset value per share	$7.95

Shares outstanding	319

Net assets	$2,537

Class C: Net asset value per share	$7.94

Shares outstanding	558

Net assets	$4,426

Class Y: Net asset value per share	$7.98

Shares outstanding	11

Net assets	$90

The accompanying notes are an integral part of these financial statements.

The Hartford Balanced Income Fund
Statement of Operations
For the Six Month Period Ended April 30, 2009 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$445
Interest	834
Less: Foreign tax withheld	(6)

Total investment income	1,273

Expenses:
Investment management fees	147
Transfer agent fees	32
Distribution fees
Class A	43
Class B	10
Class C	20
Custodian fees	7
Accounting services	4
Registration and filing fees	20
Board of Directors’ fees	1
Audit fees	3
Other expenses	11

Total expenses (before waivers and fees paid indirectly)	298
Expense waivers	(20)
Transfer agent fee waivers	(1)
Commission recapture	(1)
Custodian fee offset	—

Total waivers and fees paid indirectly	(22)

Total expenses, net	276

Net investment income	997

Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized loss on investments in securities	(6,618)
Net realized gain on futures	73
Net realized gain on foreign currency transactions	14

Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions	(6,531)

Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	5,429
Net unrealized depreciation of futures	(3)
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(21)

Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	5,405

Net Loss on Investments, Other Financial Instruments and Foreign Currency Transactions	(1,126)

Net Decrease in Net Assets Resulting from Operations	$(129)

The accompanying notes are an integral part of these financial statements.

The Hartford Balanced Income Fund
Statement of Changes in Net Assets
(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2009	Year Ended
	(Unaudited)	October 31, 2008
Operations:
Net investment income	$997	$2,057
Net realized loss on investments, other financial instruments and foreign currency transactions	(6,531)	(2,526)
Net unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	5,405	(11,847)

Net decrease in net assets resulting from operations	(129)	(12,316)

Distributions to Shareholders:
From net investment income
Class A	(921)	(1,785)
Class B	(50)	(79)
Class C	(95)	(159)
Class Y	(3)	(5)
From net realized gain on investments
Class A	—	(167)
Class B	—	(9)
Class C	—	(18)
Class Y	—	(1)

Total distributions	(1,069)	(2,223)

Capital Share Transactions:
Class A	1,539	8,506
Class B	626	359
Class C	545	1,103
Class Y	3	5

Net increase from capital share transactions	2,713	9,973

Net increase (decrease) in net assets	1,515	(4,566)
Net Assets:
Beginning of period	42,586	47,152

End of period	$44,101	$42,586

Accumulated undistributed net investment income	$140	$212

The accompanying notes are an integral part of these financial statements.

The Hartford Balanced Income Fund
Notes to Financial Statements
April 30, 2009 (Unaudited)
(000’s Omitted)
1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-two portfolios. Financial statements for The Hartford Balanced Income Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares are sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and except that Class B shares automatically convert to Class A shares after 8 years.

Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments will be allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). After the Close Date, existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).
a)	Security Transactions and Investment Income — Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)	Security Valuation — The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary markets, but before the close of the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, ADR’s, exchange traded funds (“ETF’s”)) after the close of the foreign markets but before the close of the Exchange. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Debt securities (other than short-term obligations and senior floating rate interests) held by the Fund are valued on the basis of valuations furnished by an independent pricing service which determines valuations for normal institutional size trading units of debt securities. Senior floating rate interests generally trade in over-the-counter markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by the Fund’s Board of Directors. Generally, the Fund may use fair valuation in regard to debt securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that mature in 60 days or less are valued at amortized cost, which approximates market value.

Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Options contracts on securities, currencies, indexes, futures contracts, commodities and other instruments shall be valued at their most recent sales price at the Valuation Time on the Primary Market on which the instrument is primarily traded. If the instrument did not trade on the Primary Market, it may be valued at the most recent sales price at the Valuation Time on another exchange or market where it did trade.

Futures contracts are valued at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively. If a settlement price is not available, futures contracts will be valued at the most recent trade price as of the Valuation Time. If there were no trades, the contract shall be valued at the mean of the closing bid/ask prices as of the Valuation Time.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

A forward currency contract shall be valued based on the price of the underlying currency at the prevailing interpolated exchange rate, which is a combination of the spot currency rate and the forward currency rate. Spot currency rates and forward currency rates are obtained from an independent pricing service on a daily basis not more than one hour before the Valuation Time.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

The Hartford Balanced Income Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
c)	Foreign Currency Transactions — The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates on portfolio securities from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)	Joint Trading Account — Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Wellington Management Company, LLP (“Wellington”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

e)	Repurchase Agreements — A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2009.

f)	Forward Foreign Currency Contracts — The Fund may enter into forward foreign currency contracts that obligate the Fund to repurchase/replace or sell currencies at specified future dates. Forward foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

Forward foreign currency contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar.

g)	Fund Share Valuation and Dividend Distributions to Shareholders — Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income are declared and paid quarterly. Dividends are paid on shares beginning on the business day after the day when the funds used to purchase the shares are collected by the transfer agent for the Fund. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences include but are not limited to foreign currency gains and losses, losses deferred due to wash sales adjustments, adjustments related to Passive Foreign Investment Companies and certain derivatives, and excise tax regulations. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

h)	Illiquid and Restricted Securities — The Fund is permitted to invest up to 15% of its net assets in illiquid securities. “Illiquid Securities” are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund, as shown in the Schedule of Investments, had illiquid or restricted securities as of April 30, 2009.

i)	Securities Purchased on a When-Issued or Delayed-Delivery Basis — Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. As of April 30, 2009, the Fund had entered into outstanding when-issued or forward commitments with a cost of $88.

j)	Credit Risk — Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a Fund which holds securities with higher credit risk may fluctuate more than with less aggressive bond funds.

k)	Prepayment Risks — Most senior floating rate interests and certain debt securities allow for prepayment of principal without penalty. Senior floating rate interests and securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, with respect to securities, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities. Accordingly, the potential for the value of a senior floating rate interest or debt security to increase in response to interest rate declines is limited. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

l)	Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

m)	Financial Accounting Standards Board Financial Accounting Standards No. 157 — Effective November 1, 2008, the Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value

The Hartford Balanced Income Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
measurements. Fair value is defined under FAS 157 as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Under FAS 157, a fair value measurement should reflect all of the assumptions that market participants would use in pricing the asset or liability, including assumptions about the risk inherent in a particular valuation technique, the effect of a restriction on the sale or use of an asset, and the risk of nonperformance.

Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized, per FAS 157, into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 — Quoted prices in active markets for identical securities. Level 1 includes exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•	Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 includes debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services and foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•	Level 3 — Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes and require significant management judgment or estimation. This category includes broker quoted securities, long dated OTC options and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a good representation of exit price.
Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

FAS 157 also requires that a roll forward reconciliation be shown for all Level 3 securities from the beginning of the reporting period to the end of the reporting period. Part of this reconciliation includes transfers in and/or out of Level 3. For purposes of this reconciliation, transfers in are shown at the end of period fair value and transfers out are shown at the beginning of period fair value.

Refer to the valuation hierarchy levels summary and the Level 3 roll forward reconciliation found following the Schedule of Investments.

FASB Staff Position No. 157-4 — In April 2009, FASB released FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP FAS 157-4”). FSP FAS 157-4 provides additional guidance on determining whether a market for a financial asset is not active and a transaction is not distressed when measuring fair value under FAS 157. The FSP also requires additional disclosure detail on debt and equity securities by major investment categories. FSP FAS 157-4 is effective for interim and annual periods ending after June 15, 2009. At this time, management is evaluating the implications of FSP FAS 157-4 and does not believe it will impact valuation but will require additional disclosure. This additional disclosure has not yet been implemented.

n)	Financial Accounting Standards Board Financial Accounting Standards No. 161 — In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires companies to disclose information detailing the objectives and strategies for using derivative instruments, the level of derivative activity entered into by the company and any credit risk-related contingent features of the agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and has not yet implemented the new disclosure standard.

o)	Indemnifications: Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
3.	Futures and Options:
Futures and Options Transactions — The Fund may invest in futures and options contracts in order to gain exposure to or protect against changes in the market. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. When the Fund enters into such futures contracts, it is required to deposit with a futures commission merchant an amount of “initial margin” of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called variation margin, to and from the broker, are made on a daily basis as the price of the underlying security fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Fund.

At any time prior to the expiration of the futures contract, the Fund may close the position by taking an opposite position, which would effectively terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a gain or loss.

The use of futures contracts involves elements of market risk, which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contracts may decrease the effectiveness of the Fund’s strategy and potentially result in loss. As of April 30, 2009, there were no outstanding futures contracts.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period.

The Fund may write (sell) covered options. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase or sell the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option securities or currencies. The Fund receives a premium for writing a call or put option, which is recorded on the Fund’s Statement of Assets and Liabilities and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options. There is a risk of loss from a change in the value of such options, which may exceed the related premiums received. As of April 30, 2009, there were no outstanding written options contracts.
4.	Federal Income Taxes:
a)	Federal Income Taxes — For federal income tax purposes, the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and the Fund intends to distribute substantially all of its income and gains during the calendar year ending December 31, 2009. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

The Hartford Balanced Income Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
b)	The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2008	October 31, 2007
Ordinary Income	$2,204	$870
Long-Term Capital Gains *	19	—

*	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC code Sec. 852(b)(3)(C).
As of October 31, 2008, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$302
Accumulated Capital Losses*	$(2,352)
Unrealized Depreciation†	$(10,579)

Total Accumulated Deficit	$(12,629)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable to the tax deferral of wash sales losses, the mark-to-market adjustment for certain derivatives in accordance with IRC Sec. 1256, the mark to market for Passive Foreign Investment Companies and basis differences in real estate investment trusts.
c)	Reclassification of Capital Accounts — In accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Fund has recorded reclassifications in its capital accounts. These reclassifications had no impact on the NAV of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. As of October 31, 2008, the Fund recorded reclassifications to increase undistributed net investment income by $36 and decrease accumulated net realized loss by $36.

d)	Capital Loss Carryforward — At October 31, 2008 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year	Amount
2016	$2,352

Total	$2,352

e)	Financial Accounting Standards Board Interpretation No. 48 — On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. The Fund adopted FIN 48 for fiscal years beginning after December 15, 2006. Management has evaluated the implications of FIN 48 for all open tax years (tax years ended October 31, 2006 — 2008) and has determined there is no impact to the Fund’s financial statements.

5.	Expenses:
a)	Investment Management Agreements — Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with The Hartford Mutual Funds, Inc. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the six-month period ended April 30, 2009; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $250 million	0.7250%
On next $250 million	0.7000%
On next $500 million	0.6750%
On next $4 billion	0.6500%
On next $5 billion	0.6475%
Over $10 billion	0.6450%
b)	Accounting Services Agreement — Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting service fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%
c)	Operating Expenses — Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the six-month period ended April 30, 2009, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class Y
1.25%	2.00%	2.00%	0.90%
d)	Fees Paid Indirectly — The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the six-month period ended April 30, 2009, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

The Hartford Balanced Income Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)

	Annualized
	Six-Month
	Period	Year Ended	Year Ended	Year Ended
	Ended April	October 31,	October 31,	October 31,
	30, 2009	2008	2007	2006
Class A Shares	1.25%	1.25%	1.19%	1.25%*
Class B Shares	1.95	2.00	2.00	2.00†
Class C Shares	2.00	2.00	2.00	2.00‡
Class Y Shares	0.90	0.90	0.90	0.90§

*	From July 31, 2006 (commencement of operations), through October 31, 2006

†	From July 31, 2006 (commencement of operations), through October 31, 2006

‡	From July 31, 2006 (commencement of operations), through October 31, 2006

§	From July 31, 2006 (commencement of operations), through October 31, 2006
e)	Distribution and Service Plan for Class A, B and C Shares — HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2009, HIFSCO received front-end load sales charges of $207 and contingent deferred sales charges of $4 from the Fund.

The Fund has adopted Distribution and Service Plans in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B and C shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Funds provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of only up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the Distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2009, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $2. These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions — Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2009, a portion of the Fund’s chief compliance officer’s salary was paid by the Fund in an amount, which rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO was compensated $32 for providing such services. These fees are accrued daily and paid monthly.

6.	Affiliate Holdings:

As of April 30, 2009, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class Y	11
7.	Investment Transactions:

For the six-month period ended April 30, 2009, the Fund’s aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$18,914
Sales Proceeds Excluding U.S. Government Obligations	16,385
Cost of Purchases for U.S. Government Obligations	483
Sales Proceeds for U.S. Government Obligations	486
8.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2009 and the year ended October 31, 2008:

	For the Six-Month Period Ended April 30, 2009					For the Year Ended October 31, 2008
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	1,697	114	(1,607)	—	204	1,538	193	(964)	—	767
Amount	$13,266	$904	$(12,631)	$—	$1,539	$15,554	$1,923	$(8,971)	$—	$8,506
Class B
Shares	147	6	(71)	—	82	111	8	(90)	—	29
Amount	$1,130	$47	$(551)	$—	$626	$1,118	$83	$(842)	$—	$359
Class C
Shares	155	11	(97)	—	69	233	15	(147)	—	101
Amount	$1,211	$88	$(754)	$—	$545	$2,396	$151	$(1,444)	$—	$1,103
Class Y
Shares	—	—	—	—	—	—	1	—	—	1
Amount	$—	$3	$—	$—	$3	$—	$5	$—	$—	$5
The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued and Class B shares redeemed) for the six-month period ended April 30, 2009 and the year ended October 31, 2008:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2009	2	$13
For the Year Ended October 31, 2008	3	$33

The Hartford Balanced Income Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
9.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. During the six-month period ended April 30, 2009, the Fund did not have any borrowings under this facility.

10.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

The Hartford Balanced Income Fund
Financial Highlights — (Unaudited)

	— Selected Per-Share Data — (a)											— Ratios and Supplemental Data —
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
															Net Assets		Net Assets		Net Assets
															Before		After		After
				Net											Waivers		Waivers		Waivers
				Realized											and		and		and		Ratio of
				and Un-			Distrib-			Net					Reimburse-		Reimburse-		Reimburse-		Net
		Net	Pay-	realized		Dividends	utions			Increase	Net				ments and		ments and		ments and		Invest-		Port-
	Net Asset	Invest-	ments	Gain		from Net	from	Distri-		(Decrease)	Asset			Net Assets	Including		Including		Excluding		ment		folio
	Value at	ment	from	(Loss) on	Total from	Invest-	Realized	butions	Total	in Net	Value at			at End of	Expenses		Expenses		Expenses		Income to		Turn-
	Beginning	Income	(to)	Invest-	Investment	ment	Capital	from	Distri-	Asset	End of	Total		Period	not Subject		not Subject		not Subject		Average		over
Class	of Period	(Loss)	Affiliate	ments	Operations	Income	Gains	Capital	butions	Value	Period	Return(b)		(000’s)	to Cap(c)		to Cap(c)		to Cap(c)		Net Assets		Rate(d)
For the Six-Month Period Ended April 30, 2009 (Unaudited)
A	$8.22	$0.20	$—	$(0.24)	$(0.04)	$(0.21)	$—	$—	$(0.21)	$(0.25)	$7.97	(0.41	)%(e)	$37,048	1.34	%(f)	1.25	%(f)	1.25	%(f)	5.01	%(f)	43%
B	8.20	0.16	—	(0.22)	(0.06)	(0.19)	—	—	(0.19)	(0.25)	7.95	(0.69	) (e)	2,537	2.29	(f)	1.95	(f)	1.95	(f)	4.26	(f)	—
C	8.19	0.17	—	(0.23)	(0.06)	(0.19)	—	—	(0.19)	(0.25)	7.94	(0.73	) (e)	4,426	2.13	(f)	2.00	(f)	2.00	(f)	4.26	(f)	—
Y	8.24	0.21	—	(0.24)	(0.03)	(0.23)	—	—	(0.23)	(0.26)	7.98	(0.33	) (e)	90	0.95	(f)	0.90	(f)	0.90	(f)	5.36	(f)	—
For the Year Ended October 31, 2008
A	11.02	0.40	—	(2.75)	(2.35)	(0.41)	(0.04)	—	(0.45)	(2.80)	8.22	(22.01)		36,544	1.25		1.25		1.25		4.10		44
B	10.98	0.33	—	(2.74)	(2.41)	(0.33)	(0.04)	—	(0.37)	(2.78)	8.20	(22.53)		1,945	2.14		2.00		2.00		3.35		—
C	10.97	0.33	—	(2.74)	(2.41)	(0.33)	(0.04)	—	(0.37)	(2.78)	8.19	(22.55)		4,007	2.04		2.00		2.00		3.34		—
Y	11.03	0.44	—	(2.75)	(2.31)	(0.44)	(0.04)	—	(0.48)	(2.79)	8.24	(21.67)		90	0.91		0.90		0.90		4.43		—
For the Year Ended October 31, 2007
A	10.42	0.34	—	0.59	0.93	(0.33)	—	—	(0.33)	0.60	11.02	9.07		40,501	1.33		1.19		1.19		3.57		27
B	10.41	0.26	—	0.59	0.85	(0.28)	—	—	(0.28)	0.57	10.98	8.22		2,280	2.21		2.00		2.00		2.76		—
C	10.41	0.26	—	0.58	0.84	(0.28)	—	—	(0.28)	0.56	10.97	8.17		4,256	2.14		2.00		2.00		2.76		—
Y	10.42	0.41	—	0.56	0.97	(0.36)	—	—	(0.36)	0.61	11.03	9.43		115	1.04		0.90		0.90		3.86		—
From (commencement of operations) July 31, 2006, through October 31, 2006
A(g)	10.00	0.09	—	0.39	0.48	(0.06)	—	—	(0.06)	0.42	10.42	4.78	(e)	11,513	1.58	(f)	1.26	(f)	1.26	(f)	3.48	(f)	8
B(h)	10.00	0.07	—	0.38	0.45	(0.04)	—	—	(0.04)	0.41	10.41	4.54	(e)	304	2.34	(f)	2.00	(f)	2.00	(f)	2.73	(f)	—
C(i)	10.00	0.06	—	0.40	0.46	(0.05)	—	—	(0.05)	0.41	10.41	4.56	(e)	400	2.39	(f)	2.00	(f)	2.00	(f)	2.67	(f)	—
Y(j)	10.00	0.10	—	0.38	0.48	(0.06)	—	—	(0.06)	0.42	10.42	4.83	(e)	105	1.31	(f)	0.90	(f)	0.90	(f)	3.86	(f)	—

(a)	Information presented relates to a share outstanding throughout the indicated period.

(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	Not annualized.

(f)	Annualized.

(g)	Commenced operations on July 31, 2006.

(h)	Commenced operations on July 31, 2006.

(i)	Commenced operations on July 31, 2006.

(j)	Commenced operations on July 31, 2006.

The Hartford Balanced Income Fund
Directors and Officers (Unaudited)
The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.
Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and three of the Fund’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which collectively consist of 100 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.
The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.
Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its officers or directors who are employed by The Hartford.
Non-Interested Directors
Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.
Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.
Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies.
Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee is Chairman and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions. Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm, from August 2004 to August 2005. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).
William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.
Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.
Interested Directors and Officers
Thomas M. Marra* (1958) Director since 2002
Mr. Marra has served as President and Chief Operating Officer of The Hartford Financial Services Group, Inc. (“The Hartford”) since 2007. Mr. Marra currently serves as Director of Hartford Life, Inc. (“HL, Inc.”). Mr. Marra served as Chief Operating Officer of Hartford Life Insurance Company, Inc. (“Hartford Life”) (2000-2008), as President of Hartford Life (2002-2008) and as Director of Hartford Life’s Investment Products Division from 1998 to 2000.

*	On February 24, 2009, The Hartford and Mr. Marra determined to enter into a mutually agreed separation whereby Mr. Marra will retire, and his role as an executive officer and employee of The Hartford will terminate, effective July 3, 2009. Mr. Marra will resign his position as a Director of the Fund effective June 25, 2009.
Lowndes A. Smith (1939) Director since 2002, Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.
John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as Chief Executive Officer, President and Director of HL, Inc. Mr. Walters previously served as President of the U.S. Wealth Management Division of Hartford Life, Inc., as Co-Chief Operating Officer of Hartford Life Insurance Company (2007-2008) and as Executive Vice President and Director of its Investment Products Division (2000-2008). Mr. Walters also serves as Chairman of the Board, Chief Executive Officer, President and Director of Hartford Life Insurance Company and as Executive Vice President of The Hartford. In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”).

*	Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 – 2009).
Other Officers
Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 — 2009))
Mr. Arena serves as Executive Vice President of Hartford Life Insurance Company, (“Hartford Life”). Additionally, Mr. Arena is Director and Senior Vice President of Hartford Administrative Services Company, (“HASCO”), Manager, Chief Executive Officer and President of Hartford Investment Financial Services, LLC (“HIFSCO”) and HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division. Mr. Arena joined American Skandia in 1996.
Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.
Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006 and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury, (the “Treasury”), from 2001 to 2006 where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network, (“FinCEN”) from 2005 – 2006.

The Hartford Balanced Income Fund
Directors and Officers (Unaudited) — (continued)
Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life Insurance Company. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.
Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant General Counsel and Assistant Vice President of The Hartford and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, Assistant Vice President of Hartford Life, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.
Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life and as Director of its Investment Advisory Group in the Individual Markets Group segment. He also serves as Senior Vice President of HIFSCO and HL Advisors. Prior to joining The Hartford in 2004, Mr. Meyer was with MassMutual which he joined in 1987.
D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life where he serves as Director of mutual fund product management for The Hartford’s mutual funds and 529 college savings businesses. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.
Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 – 2007.
HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2008 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Hartford Balanced Income Fund
Expense Example (Unaudited)
Your Fund’s Expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2008 through April 30, 2009.
Actual Expenses
The first column of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	October 31, 2008	Beginning	Ending Account	October 31,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2008 through	expense	1/2	full
	October 31, 2008	April 30, 2009	April 30, 2009	October 31, 2008	April 30, 2009	April 30, 2009	ratio	year	year
Class A	$1,000.00	$995.92	$6.18	$1,000.00	$1,018.59	$6.25	1.25%	181	365
Class B	$1,000.00	$993.05	$9.63	$1,000.00	$1,015.12	$9.74	1.95	181	365
Class C	$1,000.00	$992.70	$9.88	$1,000.00	$1,014.87	$9.99	2.00	181	365
Class Y	$1,000.00	$996.70	$4.45	$1,000.00	$1,020.33	$4.50	0.90	181	365

The Hartford Capital Appreciation Fund

The Hartford Capital Appreciation Fund
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 4/30/99 — 4/30/09
Growth of a $10,000 investment in Class A which includes Sales Charge
Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Investment objective — Seeks growth of capital.

Average Annual Total Returns(2,3,4) (as of 4/30/09)

	Inception	1	5	10	Since
	Date	Year	Year	Year	Inception

Capital Appreciation A#	7/22/96	-40.10%	0.74%	5.17%	11.95%
Capital Appreciation A##	7/22/96	-43.39%	-0.40%	4.57%	11.45%
Capital Appreciation B#	7/22/96	-40.59%	-0.05%	NA *	NA *
Capital Appreciation B##	7/22/96	-43.55%	-0.35%	NA *	NA *
Capital Appreciation C#	7/22/96	-40.54%	0.03%	4.44%	11.19%
Capital Appreciation C##	7/22/96	-41.13%	0.03%	4.44%	11.19%
Capital Appreciation I#	7/22/96	-39.90%	0.90%	5.25%	12.02%
Capital Appreciation R3#	7/22/96	-40.25%	0.83%	5.49%	12.33%
Capital Appreciation R4#	7/22/96	-40.08%	0.99%	5.57%	12.40%
Capital Appreciation R5#	7/22/96	-39.89%	1.13%	5.64%	12.46%
Capital Appreciation Y#	7/22/96	-39.82%	1.19%	5.68%	12.49%

#	Without sales charge

##	With sales charge

NA	Not Applicable

*	10 year and inception returns are not applicable for Class B because after 8 years Class B converts to Class A.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Class C shares commenced operations on 7/31/98. Performance prior to 7/31/98 reflects Class B performance less Class C sales charges where applicable. Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(4)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2009, which excludes investment transactions as of this date.

Portfolio Managers
Saul J. Pannell, CFA	Frank D. Catrickes, CFA, CMT
Senior Vice President, Partner	Senior Vice President, Partner
How did the Fund perform?
The Class A shares of The Hartford Capital Appreciation Fund returned -0.48%, before sales charge, for the six-month period ended April 30, 2009, outperforming its benchmark, the Russell 3000 Index, which returned -7.46% for the same period. The Fund also outperformed the -4.83% return of the average fund in the Lipper Multi-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Broad U.S. equity markets fell during the period, but this overall decline masks two significantly different market environments. From the beginning of November through early March stocks fell sharply, reflecting deepening economic worries and concerns over the U.S. government’s increasing involvement in the economy. From early March through the end of April stocks rallied as investors came to believe that a Depression-like scenario was less likely. Sector returns diverged widely in this environment, with weakness in Financials (-26%), Industrials (-11%), and Energy (-11%) overshadowing relative strength in Information Technology (+6%), Consumer Discretionary (+6%), and Telecommunication Services (+3%).

2

The Fund outperformed its benchmark due to favorable stock selection. Fund results exceeded those of the benchmark in six of ten economic sectors, with the largest outperformance in Financials, Health Care, and Energy. Selection was weaker in the Industrials, Telecommunications Services, and Materials sectors. Allocation among sectors, a result of the bottom-up (i.e. stock by stock fundamental research) stock selection process, detracted from relative (i.e. performance of the Fund as measured against the benchmark) performance, largely due to overweight (i.e. the Fund’s sector position was greater than the benchmark position) positions in the lagging Health Care and Financials sectors. The Fund benefited from a modest cash position, which helped relative performance in a period of overall negative returns.
The largest contributors to relative and absolute (i.e. total return) returns were Ford Motor (Consumer Discretionary), Schering-Plough (Health Care), and Goldman Sachs (Financials). Shares in auto manufacturer Ford rose as the company appeared better able to weather the storm brought on by plunging new car sales than its U.S. competitors, in part due to its relatively strong financial position. Schering-Plough, a global health care company, saw its shares rise on news of a definitive merger agreement with Merck. Shares of bank holding company Goldman Sachs moved higher as the firm’s relatively clean balance sheet and stated desire to pay back its government loans attracted investors.
Bank of America (Financials), General Electric (Industrials), and ACE (Financials), detracted most from relative returns. Shares of Bank of America declined on news that the company was attempting to raise additional capital and on concerns that they may have overpaid for brokerage firm Merrill Lynch. Shares of conglomerate GE fell as the company cut its dividend and investors grew increasingly concerned about its finance segment. ACE, a global property and casualty insurance company, saw its shares trade lower on concerns about corporate bonds held in its investment portfolio. Large absolute detractors included global financial services firm Citigroup and aerospace company Boeing.
What is the outlook?
It is increasingly clear that the U.S. is in a deep recession, notwithstanding the recent stock market rally. Unemployment is rising sharply, the housing slowdown continues, and the consumer spending is contracting. The government is reshaping the financial playing field through actions ranging from stimulus packages to massive loans to impaired private sector companies, all taken with an eye towards thawing frozen credit markets and expanding purchasing power. These moves will help mitigate some of the negative economic pressures, and while the outlook remains uncertain, markets have begun to anticipate a recovery.
In this environment we continue to focus our efforts on stock-by-stock fundamental research. These bottom-up investment decisions have led to increases in exposure to Health Care, Financials, Consumer Discretionary, and Energy, all overweight positions versus the benchmark. At the end of the period the Fund was most overweight the Health Care, Financials, and Consumer Discretionary sectors and most underweight (i.e. the Fund’s sector position was less than the benchmark position) Consumer Staples, Industrials, and Utilities. The Fund’s largest absolute sector weights were in the Health Care, Information Technology, and Financials sectors.
Diversification by Industry
as of April 30, 2009

Percentage of
Industry	Net Assets
Automobiles & Components	4.1%
Banks	3.4
Capital Goods	6.7
Consumer Durables & Apparel	1.0
Consumer Services	0.3
Diversified Financials	7.8
Energy	13.0
Finance	0.4
Food, Beverage & Tobacco	0.7
Health Care Equipment & Services	7.4
Household & Personal Products	0.3
Insurance	5.5
Materials	5.1
Media	3.1
Pharmaceuticals, Biotechnology & Life Sciences	12.2
Retailing	5.0
Semiconductors & Semiconductor Equipment	1.0
Software & Services	6.6
Technology Hardware & Equipment	9.7
Telecommunication Services	2.5
Utilities	0.5
Short-Term Investments	3.5
Other Assets and Liabilities	0.2

Total	100.0%

3

The Hartford Capital Appreciation Fund
Schedule of Investments
April 30, 2009 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 95.9%
	Automobiles & Components — 4.1%
75,755	Ford Motor Co. •	$453,017
2,116	Michelin (C.G.D.E.) Class B	108,336

		561,353

	Banks — 3.4%
138,245	Industrial and Commercial Bank of China	78,645
6,668	Standard Chartered plc	103,152
14,093	Wells Fargo & Co.	282,007

		463,804

	Capital Goods — 6.7%
4,795	Boeing Co.	192,040
20,285	General Electric Co.	256,602
8,366	Hansen Transmissions •	18,218
6,878	Raytheon Co.	311,083
2,083	Siemens AG	140,079

		918,022

	Consumer Durables & Apparel — 1.0%
3,606	Liz Claiborne, Inc.	17,090
11,166	Newell Rubbermaid, Inc.	116,679

		133,769

	Consumer Services — 0.3%
31,349	Shangri-La Asia Ltd.	46,094

	Diversified Financials — 7.8%
1,199	American Capital Ltd. ∞	3,704
15,158	Bank of America Corp.	135,360
1,402	Deutsche Boerse AG	103,603
5,177	Excel Medical Fund L.P. ⌂ • †	5,219
4,345	Goldman Sachs Group, Inc.	558,390
8,321	ING Groep N.V.	75,849
5,412	Julius Baer Holding Ltd.	177,547

		1,059,672

	Energy — 13.0%
14,039	Acergy S.A.	108,434
4,487	Cameco Corp.	102,259
1,303	Dresser-Rand Group, Inc. •	32,102
14,251	Halliburton Co.	288,163
3,906	National Oilwell Varco, Inc. •	118,283
8,048	OAO Gazprom Class S ADR	143,895
1,984	Occidental Petroleum Corp.	111,668
4,855	OMV AG	150,404
1,662	Petro-Canada	52,394
3,327	Schlumberger Ltd.	162,975
5,250	Suncor Energy, Inc. ADR	133,140
11,947	Weatherford International Ltd. •	198,682
4,744	XTO Energy, Inc.	164,413

		1,766,812

	Food, Beverage & Tobacco — 0.7%
2,808	Cosan Ltd. •	9,884
2,623	Nestle S.A.	85,510

		95,394

	Health Care Equipment & Services — 7.4%
2,568	Aetna, Inc.	56,531
17,326	Boston Scientific Corp. •	145,708
2,312	Covidien Ltd.	76,251
4,252	McKesson Corp.	157,305
6,132	Medtronic, Inc.	196,237
13,670	United Health Group, Inc.	321,508
977	Zimmer Holdings, Inc. •	42,964

		996,504

	Household & Personal Products — 0.3%
3,991	Bare Escentuals, Inc. •	36,953

	Insurance — 5.5%
12,643	ACE Ltd.	585,612
5,490	Metlife, Inc.	163,322

		748,934

	Materials — 5.1%
1,147	Agnico Eagle Mines Ltd.	50,581
3,646	Aracruz Celulose S.A. ADR	43,535
4,501	Newmont Mining Corp.	181,136
1,400	Potash Corp. of Saskatchewan, Inc.	121,086
1,286	Praxair, Inc.	95,922
12,447	Vedanta Resources plc	194,692

		686,952

	Media — 3.1%
25	Harvey Weinstein Co. Holdings Class A-1 ⌂ • †	—
75	McGraw-Hill Cos., Inc.	2,261
16,000	News Corp. Class A	132,160
4,604	Viacom, Inc. Class B •	88,575
8,710	Walt Disney Co.	190,756

		413,752

	Pharmaceuticals, Biotechnology & Life Sciences — 12.2%
1,446	Amgen, Inc. •	70,107
4,240	Bristol-Myers Squibb Co.	81,415
8,714	Merck & Co., Inc.	211,220
11,370	Pfizer, Inc.	151,900
2,663	Roche Holding AG	335,832
20,716	Schering-Plough Corp.	476,880
7,531	Teva Pharmaceutical Industries Ltd. ADR	330,527

		1,657,881

	Retailing - 5.0%
36,752	Buck Holdings L.P ⌂ • †	65,392
963	Priceline.com, Inc. •	93,540
21,433	Staples, Inc.	441,939
2,724	TJX Cos., Inc.	76,185

		677,056

	Semiconductors & Semiconductor Equipment — 1.0%
4,283	Broadcom Corp. Class A •	99,314
3,795	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	40,112

		139,426

	Software & Services — 6.6%
5,449	Activision Blizzard, Inc. •	58,690
1,492	Amdocs Ltd. •	31,226
974	Check Point Software Technologies Ltd. ADR •	22,563
630	Google, Inc. •	249,540
783	Mastercard, Inc.	143,641
238	Nintendo Co., Ltd.	63,989
12,813	Oracle Corp. •	247,809
4,784	Western Union Co.	80,134

		897,592

	Technology Hardware & Equipment — 9.7%
16,157	Cisco Systems, Inc. •	312,152
3,147	Corning, Inc.	46,005
7,346	Hewlett-Packard Co.	264,323
86,284	Hon Hai Precision Industry Co., Ltd.	249,105
2,104	International Business Machines Corp.	217,175
The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount			Market Value ╪
COMMON STOCKS — 95.9% — (continued)
	Technology Hardware & Equipment - 9.7% — (continued)
3,556	Qualcomm, Inc.		$150,473
1,053	Research In Motion Ltd. •		73,197

			1,312,430

	Telecommunication Services — 2.5%
10,264	AT&T, Inc.		262,959
2,246	Mobile Telesystems OJSC ADR		74,422

			337,381

	Utilities — 0.5%
1,980	E.On AG		66,974

	Total common stocks (cost $16,136,752)		$13,016,755

CORPORATE BONDS: INVESTMENT GRADE — 0.4%
	Finance - 0.4%
	MBIA Insurance Co.
$95,840	14.00%, 01/15/2033 ■ Δ		$36,419
	UBS Luxembourg S.A.
14,420	6.23%, 02/11/2015		11,546

			47,965

	Total corporate bonds: investment grade (cost $109,920)		$47,965

	Total long-term investments (cost $16,246,672)		$13,064,720

SHORT-TERM INVESTMENTS — 3.5%
	Repurchase Agreements — 3.5%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $113,639, collateralized by GNMA 4.50% - 6.50%, 2038 - 2039, value of $115,911)
$113,639	0.18%, 04/30/2009		$113,639

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $135,994, collateralized by FHLMC 4.50% - 6.50%, 2035 - 2039, FNMA 4.50% - 6.50%, 2034 - 2047, value of $138,714)

135,994	0.17%, 04/30/2009		135,994

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $190,019, collateralized by FHLMC 4.00% - 7.00%, 2021 - 2039, FNMA 6.00% - 7.00%, 2034 - 2038, GNMA 4.50% - 7.00%, 2024 - 2039, value of $193,819)

190,019	0.17%, 04/30/2009		190,019
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $640, collateralized by U.S. Treasury Bond 7.50%, 2024, value of $656)
640	0.14%, 04/30/2009		640

UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $40,984, collateralized by FHLMC 8.00% - 15.00%, 2009 - 2021, FNMA 3.50% - 15.50%, 2012 - 2039, value of $41,805)

40,984	0.16%, 04/30/2009		40,984

			481,276

	Total short-term investments (cost $481,276)		$481,276

	Total investments (cost $16,727,948) ▲	99.8%	$13,545,996
	Other assets and liabilities	0.2%	27,439

	Total net assets	100.0%	$13,573,435

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 24.43% of total net assets at April 30, 2009.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

▲	At April 30, 2009, the cost of securities for federal income tax purposes was $16,799,711 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$320,708
Unrealized Depreciation	(3,574,423)

Net Unrealized Depreciation	$(3,253,715)

†	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund’s Board of Directors at April 30, 2009, was $70,611, which represents 0.52% of total net assets. This calculation excludes securities that are principally traded in certain foreign markets and whose prices were adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

•	Currently non-income producing.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2009.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at April 30, 2009, was $36,419, which represents 0.27% of total net assets.
The accompanying notes are an integral part of these financial statements.

5

The Hartford Capital Appreciation Fund
Schedule of Investments — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)

∞	Securities exempt from registration under Regulation D of the Securities Act of 1933. These securities are determined to be liquid. At April 30, 2009, the market value of these securities was $3,704, which represents 0.03% of total net assets.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period	Shares/
Acquired	Par	Security	Cost Basis

06/2007	36,752	Buck Holdings L.P.	$36,791
03/2008 - 04/2009	5,177	Excel Medical Fund L.P.	5,177
10/2005	25	Harvey Weinstein Co. Holdings Class A-1 — Reg D	23,636
         The aggregate value of these securities at April 30, 2009 was $70,611 which represents 0.52% of total net assets.
Forward Foreign Currency Contracts Outstanding at April 30, 2009

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value ╪	Amount	Date	(Depreciation)
British Pound (Sell)	$23,905	$23,653	05/01/09	$(252)
British Pound (Sell)	6,180	6,180	05/05/09	—
Hong Kong Dollar (Buy)	31,173	31,173	05/04/09	—
Hong Kong Dollar (Buy)	47,211	47,211	05/05/09	—

				$(252)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.
FAS 157 Disclosure of Investment Valuation Hierarchy Levels

Assets:
Investment in securities — Level 1	$10,839,683
Investment in securities — Level 2	2,635,702
Investment in securities — Level 3	70,611

Total	$13,545,996

Liabilities:
Other financial instruments — Level 2 *	252

Total	$252

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Assets:
Securities:
Balance as of October 31, 2008	$60,635
Change in unrealized appreciation ♦	23,504
Net purchases	2,452
Transfers in and /or out of Level 3	(15,980)

Balance as of April 30, 2009	$70,611

♦ Change in unrealized gains or losses relating to assets still held at April 30, 2009	$23,504

The accompanying notes are an integral part of these financial statements.

6

The Hartford Capital Appreciation Fund
Statement of Assets and Liabilities
April 30, 2009 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at fair value (cost $16,727,948)	$13,545,996
Cash	—
Foreign currency on deposit with custodian (cost $—)	—
Receivables:
Investment securities sold	91,017
Fund shares sold	57,846
Dividends and interest	25,348
Other assets	599

Total assets	13,720,806

Liabilities:
Unrealized depreciation on forward foreign currency contracts	252
Payables:
Investment securities purchased	117,722
Fund shares redeemed	21,717
Investment management fees	1,426
Distribution fees	871
Accrued expenses	5,383

Total liabilities	147,371

Net assets	$13,573,435

Summary of Net Assets:
Capital stock and paid-in-capital	20,396,612
Accumulated distribution in excess of net investment income	(57,058)
Accumulated net realized loss on investments and foreign currency transactions	(3,584,175)
Unrealized depreciation of investments and the translation of assets and liabilities denominated in foreign currency	(3,181,944)

Net assets	$13,573,435

Shares authorized	1,315,000

Par value	$0.001

Class A: Net asset value per share/Maximum offering price per share	$22.96/$24.29

Shares outstanding	361,028

Net assets	$8,287,491

Class B: Net asset value per share	$20.52

Shares outstanding	45,522

Net assets	$934,266

Class C: Net asset value per share	$20.61

Shares outstanding	115,570

Net assets	$2,382,057

Class I: Net asset value per share	$22.85

Shares outstanding	27,668

Net assets	$632,222

Class R3: Net asset value per share	$24.34

Shares outstanding	609

Net assets	$14,821

Class R4: Net asset value per share	$24.53

Shares outstanding	4,795

Net assets	$117,636

Class R5: Net asset value per share	$24.65

Shares outstanding	2,176

Net assets	$53,644

Class Y: Net asset value per share	$24.72

Shares outstanding	46,575

Net assets	$1,151,298

The accompanying notes are an integral part of these financial statements.

7

The Hartford Capital Appreciation Fund
Statement of Operations
For the Six Month Period Ended April 30, 2009 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$122,049
Interest	9,083
Securities lending	375
Less: Foreign tax withheld	(5,212)

Total investment income	126,295

Expenses:
Investment management and fees	39,958
Transfer agent fees	15,488
Distribution fees
Class A	9,374
Class B	4,411
Class C	11,031
Class R3	26
Class R4	115
Custodian fees	184
Accounting services	1,001
Registration and filing fees	486
Board of Directors’ fees	145
Audit fees	182
Other expenses	2,982

Total expenses (before waivers and fees paid indirectly)	85,383
Transfer agent fee waivers	(439)
Commission recapture	(275)
Custodian fee offset	—

Total waivers and fees paid indirectly	(714)

Total expenses, net	84,669

Net investment income	41,626

Net Realized Loss on Investments and Foreign Currency Transactions:
Net realized loss on investments in securities	(2,902,848)
Net realized gain on foreign currency transactions	6,793

Net Realized Loss on Investments and Foreign Currency Transactions	(2,896,055)

Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	2,739,822
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(98,762)

Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	2,641,060

Net Loss on Investments and Foreign Currency Transactions	(254,995)

Net Decrease in Net Assets Resulting from Operations	$(213,369)

The accompanying notes are an integral part of these financial statements.

8

The Hartford Capital Appreciation Fund
Statement of Changes in Net Assets
(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2009	Year Ended
	(Unaudited)	October 31, 2008
Operations:
Net investment income	$41,626	$69,932
Net realized loss on investments and foreign currency transactions	(2,896,055)	(775,078)
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	2,641,060	(10,190,594)

Net decrease in net assets resulting from operations	(213,369)	(10,895,740)

Distributions to Shareholders:
From net investment income
Class A	(116,532)	—
Class B	(2,415)	—
Class C	(12,453)	—
Class I	(8,419)	—
Class R3	(160)	—
Class R4	(1,508)	—
Class R5	(688)	—
Class Y	(20,113)	—
From net realized gain on investments
Class A	—	(1,110,143)
Class B	—	(197,872)
Class C	—	(395,139)
Class I	—	(13,451)
Class R3	—	(3)
Class R4	—	(1,432)
Class R5	—	(353)
Class Y	—	(79,569)

Total distributions	(162,288)	(1,797,962)

Capital Share Transactions:
Class A	(127,944)	2,958,023
Class B	(100,626)	(25,704)
Class C	(180,860)	775,400
Class I	186,977	501,432
Class R3	6,418	11,592
Class R4	41,197	99,010
Class R5	16,748	54,478
Class Y	91,445	820,275

Net increase (decrease) from capital share transactions	(66,645)	5,194,506

Net decrease in net assets	(442,302)	(7,499,196)
Net Assets:
Beginning of period	14,015,737	21,514,933

End of period	$13,573,435	$14,015,737

Accumulated undistributed (distribution in excess of) net investment income	$(57,058)	$63,604

The accompanying notes are an integral part of these financial statements.

9

The Hartford Capital Appreciation Fund
Notes to Financial Statements
April 30, 2009 (Unaudited)
(000’s Omitted)
1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-two portfolios. Financial statements for The Hartford Capital Appreciation Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares are sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors through advisory fee-based wrap programs. Classes R3, R4, R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and except that Class B shares automatically convert to Class A shares after 8 years.

Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments will be allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). After the Close Date, existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).
a)	Security Transactions and Investment Income - Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)	Security Valuation — The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary markets, but before the close of the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are

10

significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, ADR’s, exchange traded funds (“ETF’s”)) after the close of the foreign markets but before the close of the Exchange. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Debt securities (other than short-term obligations and senior floating rate interests) held by the Fund are valued on the basis of valuations furnished by an independent pricing service which determines valuations for normal institutional size trading units of debt securities. Senior floating rate interests generally trade in over-the-counter markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by the Fund’s Board of Directors. Generally, the Fund may use fair valuation in regard to debt securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that mature in 60 days or less are valued at amortized cost, which approximates market value.

Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Options contracts on securities, currencies, indexes, futures contracts, commodities and other instruments shall be valued at their most recent sales price at the Valuation Time on the Primary Market on which the instrument is primarily traded. If the instrument did not trade on the Primary Market, it may be valued at the most recent sales price at the Valuation Time on another exchange or market where it did trade.

Futures contracts are valued at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively. If a settlement price is not available, futures contracts will be valued at the most recent trade price as of the Valuation Time. If there were no trades, the contract shall be valued at the mean of the closing bid/ask prices as of the Valuation Time.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

A forward currency contract shall be valued based on the price of the underlying currency at the prevailing interpolated exchange rate, which is a combination of the spot currency rate and the forward currency rate. Spot currency rates and forward currency rates are obtained from an independent pricing service on a daily basis not more than one hour before the Valuation Time.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty

11

The Hartford Capital Appreciation Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

c)	Foreign Currency Transactions — The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates on portfolio securities from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)	Securities Lending — The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are fully collateralized at all times with cash and/or U.S. Government Securities and/or repurchase agreements. The cash collateral is then invested in short-term money market instruments. The repurchase agreements are fully collateralized by U.S. Government Securities. The adequacy of the collateral for securities on loan is monitored on a daily basis. For instances where the market value of collateral falls below the market value of the securities out on loan, such collateral is supplemented on the following business day.

While securities are on loan, the Fund is subject to the following risks: 1) that the borrower may default on the loan and that the collateral could be inadequate in the event the borrower defaults, 2) that the earnings on the collateral invested may not be sufficient to pay fees incurred in connection with the loan, 3) that the principal value of the collateral invested may decline and may not be sufficient to pay back the borrower for the amount of the collateral posted, 4) that the borrower may use the loaned securities to cover a short sale which may place downward pressure on the market prices of the loaned securities, 5) that return of loaned securities could be delayed and could interfere with portfolio management decisions and 6) that any efforts to recall the securities for purposes of voting a proxy may not be effective. The Fund had no securities out on loan as of April 30, 2009.

e)	Joint Trading Account — Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Wellington Management Company, LLP (“Wellington”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

f)	Repurchase Agreements — A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2009.

g)	Forward Foreign Currency Contracts — The Fund may enter into forward foreign currency contracts that obligate the Fund to repurchase/replace or sell currencies at specified future dates. Forward foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

12

Forward foreign currency contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar.

h)	Fund Share Valuation and Dividend Distributions to Shareholders — Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income are declared and paid annually. Dividends are paid on shares beginning on the business day after the day when the funds used to purchase the shares are collected by the transfer agent for the Fund. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences include but are not limited to foreign currency gains and losses, losses deferred due to wash sales adjustments, adjustments related to Passive Foreign Investment Companies and certain derivatives, and excise tax regulations. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

i)	Illiquid and Restricted Securities — The Fund is permitted to invest up to 15% of its net assets in illiquid securities. “Illiquid Securities” are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund, as shown in the Schedule of Investments, had illiquid or restricted securities as of April 30, 2009.

j)	Credit Risk — Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a Fund which holds securities with higher credit risk may fluctuate more than with less aggressive bond funds.

k)	Prepayment Risks — Most senior floating rate interests and certain debt securities allow for prepayment of principal without penalty. Senior floating rate interests and securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, with respect to securities, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities. Accordingly, the potential for the value of a senior floating rate interest or debt security to increase in response to interest rate declines is

13

The Hartford Capital Appreciation Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
limited. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

l)	Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

m)	Financial Accounting Standards Board Financial Accounting Standards No. 157 — Effective November 1, 2008, the Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. Fair value is defined under FAS 157 as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Under FAS 157, a fair value measurement should reflect all of the assumptions that market participants would use in pricing the asset or liability, including assumptions about the risk inherent in a particular valuation technique, the effect of a restriction on the sale or use of an asset, and the risk of nonperformance.

Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized, per FAS 157, into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 — Quoted prices in active markets for identical securities. Level 1 includes exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•	Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 includes debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services and foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•	Level 3 — Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes and require significant management judgment or estimation. This category includes broker quoted securities, long dated OTC options and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a good representation of exit price.
Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

FAS 157 also requires that a roll forward reconciliation be shown for all Level 3 securities from the beginning of the reporting period to the end of the reporting period. Part of this reconciliation includes transfers in and/or out of Level 3. For purposes of this reconciliation, transfers in are shown at the end of period fair value and transfers out are shown at the beginning of period fair value.

Refer to the valuation hierarchy levels summary and the Level 3 roll forward reconciliation found following the Schedule of Investments.

FASB Staff Position No. 157-4 — In April 2009, FASB released FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying

14

Transactions That Are Not Orderly” (“FSP FAS 157-4”). FSP FAS 157-4 provides additional guidance on determining whether a market for a financial asset is not active and a transaction is not distressed when measuring fair value under FAS 157. The FSP also requires additional disclosure detail on debt and equity securities by major investment categories. FSP FAS 157-4 is effective for interim and annual periods ending after June 15, 2009. At this time, management is evaluating the implications of FSP FAS 157-4 and does not believe it will impact valuation but will require additional disclosure. This additional disclosure has not yet been implemented.

n)	Financial Accounting Standards Board Financial Accounting Standards No. 161 — In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires companies to disclose information detailing the objectives and strategies for using derivative instruments, the level of derivative activity entered into by the company and any credit risk-related contingent features of the agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and has not yet implemented the new disclosure standard.

o)	Indemnifications: Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
3.	Futures and Options:
Futures and Options Transactions — The Fund may invest in futures and options contracts in order to gain exposure to or protect against changes in the market. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. When the Fund enters into such futures contracts, it is required to deposit with a futures commission merchant an amount of “initial margin” of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called variation margin, to and from the broker, are made on a daily basis as the price of the underlying security fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Fund.

At any time prior to the expiration of the futures contract, the Fund may close the position by taking an opposite position, which would effectively terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a gain or loss.

The use of futures contracts involves elements of market risk, which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contracts may decrease the effectiveness of the Fund’s strategy and potentially result in loss. As of April 30, 2009, there were no outstanding futures contracts.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period.

The Fund may write (sell) covered options. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase or sell the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option securities or currencies. The Fund receives a premium for writing a call or put option, which is recorded on the Fund’s Statement of Assets and Liabilities and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options. There is a risk of loss from a change in the value of such options, which may exceed the related premiums received. As of April 30, 2009, there were no outstanding written options contracts.

15

The Hartford Capital Appreciation Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
4.	Federal Income Taxes:
a)	Federal Income Taxes — For federal income tax purposes, the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and the Fund intends to distribute substantially all of its income and gains during the calendar year ending December 31, 2009. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2008	October 31, 2007
Ordinary Income	$474,292	$455,689
Long-Term Capital Gains *	1,323,670	739,935

*	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC code Sec. 852(b)(3)(C).
As of October 31, 2008, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$162,289
Accumulated Capital Losses*	$(616,357)
Unrealized Depreciation†	$(5,993,452)

Total Accumulated Deficit	$(6,447,520)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable to the tax deferral of wash sales losses, the mark-to-market adjustment for certain derivatives in accordance with IRC Sec. 1256, the mark to market for Passive Foreign Investment Companies and basis differences in real estate investment trusts.
c)	Reclassification of Capital Accounts - In accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Fund has recorded reclassifications in its capital accounts. These reclassifications had no impact on the NAV of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. As of October 31, 2008, the Fund recorded reclassifications to decrease undistributed net investment income by $87,735 and increase accumulated net realized gain by $87,735.

16

d)	Capital Loss Carryforward - At October 31, 2008 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year	Amount
2016	$616,357

Total	$616,357

e)	Financial Accounting Standards Board Interpretation No. 48 - On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. The Fund adopted FIN 48 for fiscal years beginning after December 15, 2006. Management has evaluated the implications of FIN 48 for all open tax years (tax years ended October 31,
2006 — 2008) and has determined there is no impact to the Fund’s financial statements.
5.	Expenses:
a)	Investment Management Agreements — Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with The Hartford Mutual Funds, Inc. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the six-month period ended April 30, 2009; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.8000%
On next $500 million	0.7000%
On next $4 billion	0.6500%
On next $5 billion	0.6475%
Over $10 billion	0.6450%
b)	Accounting Services Agreement — Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting service fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%
c)	Operating Expenses - Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the six-month period ended April 30, 2009, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.29%	NA	NA	1.04%	1.54%	1.24%	0.94%	NA

17

The Hartford Capital Appreciation Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
d)	Fees Paid Indirectly — The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the six-month period ended April 30, 2009, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Annualized
	Six-Month
	Period	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	Ended April	October 31,	October 31,		October 31,	October 31,	October 31,
	30, 2009	2008	2007		2006	2005	2004
Class A Shares	1.27%	1.11%	1.11%		1.17%	1.22%	1.32%
Class B Shares	2.03	1.92	1.91		1.96	1.99	2.03
Class C Shares	1.97	1.84	1.83		1.88	1.91	1.94
Class I Shares	0.91	0.81	0.78		0.88 *
Class R3 Shares	1.50	1.46	1.47	†
Class R4 Shares	1.14	1.12	1.13	‡
Class R5 Shares	0.84	0.82	0.84	§
Class Y Shares	0.74	0.72	0.71		0.73	0.75	0.76

*	From August 31, 2006 (commencement of operations), through October 31, 2006

†	From December 22, 2006 (commencement of operations), through October 31, 2007

‡	From December 22, 2006 (commencement of operations), through October 31, 2007

§	From December 22, 2006 (commencement of operations), through October 31, 2007
e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares - HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2009, HIFSCO received front-end load sales charges of $9,431 and contingent deferred sales charges of $1,448 from the Fund.

The Fund has adopted Distribution and Service Plans in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Funds provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of only up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

18

For the six-month period ended April 30, 2009, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $237. These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions — Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2009, a portion of the Fund’s chief compliance officer’s salary was paid by the Fund in the amount of $24. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO was compensated $14,981 for providing such services. These fees are accrued daily and paid monthly.

g)	Payments from Affiliate:

The total return in the accompanying financial highlights includes payment from affiliates. Had the payment from affiliates been excluded, the total return for the periods listed below would have been as follows:

	Impact from	Total Return
	Payment from	Excluding
	Affiliate for SEC	Payment from
	Settlement for the	Affiliate for the
	Year Ended	Year Ended
	October 31, 2007	October 31, 2007
Class A	0.03%	26.11%
Class B	0.04	25.10
Class C	0.04	25.23
Class I	0.03	26.45
Class Y	0.03	26.62
6.	Investment Transactions:

For the six-month period ended April 30, 2009, the Fund’s aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$4,902,380
Sales Proceeds Excluding U.S. Government Obligations	4,735,626

19

The Hartford Capital Appreciation Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
7.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2009 and the year ended October 31, 2008:

	For the Six-Month Period Ended April 30, 2009					For the Year Ended October 31, 2008
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
		Reinvested	Shares	from	(Decrease) of		Reinvested	Shares	from	(Decrease) of
	Shares Sold	Dividends	Redeemed	Merger	Shares	Shares Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	76,766	4,767	(91,125)	—	(9,592)	146,914	23,779	(97,067)	—	73,626
Amount	$1,588,622	$97,965	$(1,814,531)	$—	$(127,944)	$5,204,130	$960,180	$(3,206,287)	$—	$2,958,023
Class B
Shares	2,576	120	(8,420)	—	(5,724)	6,666	5,081	(13,630)	—	(1,883)
Amount	$47,584	$2,171	$(150,381)	$—	$(100,626)	$214,918	$183,341	$(423,963)	$—	$(25,704)
Class C
Shares	10,679	534	(21,770)	—	(10,557)	35,585	8,838	(23,786)	—	20,637
Amount	$199,115	$9,595	$(389,570)	$—	$(180,860)	$1,162,684	$320,715	$(707,999)	$—	$775,400
Class I
Shares	14,576	381	(6,022)	—	8,935	18,052	287	(3,018)	—	15,321
Amount	$299,054	$7,775	$(119,852)	$—	$186,977	$583,424	$11,558	$(93,550)	$—	$501,432
Class R3
Shares	381	5	(90)	—	296	347	—	(35)	—	312
Amount	$8,239	$112	$(1,933)	$—	$6,418	$12,781	$3	$(1,192)	$—	$11,592
Class R4
Shares	2,085	63	(349)	—	1,799	2,754	34	(110)	—	2,678
Amount	$47,317	$1,380	$(7,500)	$—	$41,197	$101,244	$1,432	$(3,666)	$—	$99,010
Class R5
Shares	815	31	(88)	—	758	1,479	8	(93)	—	1,394
Amount	$17,890	$686	$(1,828)	$—	$16,748	$57,451	$352	$(3,325)	$—	$54,478
Class Y
Shares	6,811	857	(3,602)	—	4,066	22,380	1,725	(2,635)	—	21,470
Amount	$150,408	$18,800	$(77,763)	$—	$91,445	$845,740	$74,889	$(100,354)	$—	$820,275
The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued and Class B shares redeemed) for the six-month period ended April 30, 2009 and the year ended October 31, 2008:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2009	1,562	$31,546
For the Year Ended October 31, 2008	3,051	$111,717
8.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. During the six-month period ended April 30, 2009, the Fund did not have any borrowings under this facility.

9.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

20

The Hartford Capital Appreciation Fund
Financial Highlights — (Unaudited)

	— Selected Per-Share Data — (a)											— Ratios and Supplemental Data —
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
															Net Assets		Net Assets		Net Assets
															Before		After		After
				Net											Waivers		Waivers		Waivers
				Realized											and		and		and
				and Un-			Distrib-			Net					Reimburse-		Reimburse-		Reimburse-		Ratio of
		Net	Pay-	realized		Dividends	utions			Increase	Net				ments and		ments and		ments and		Net Invest-		Port-
	Net Asset	Invest-	ments	Gain		from Net	from	Distri-		(Decrease)	Asset			Net Assets	Including		Including		Excluding		ment		folio
	Value at	ment	from	(Loss) on	Total from	Invest-	Realized	butions	Total	in Net	Value at			at End of	Expenses		Expenses		Expenses		Income to		Turn-
	Beginning	Income	(to)	Invest-	Investment	ment	Capital	from	Distri-	Asset	End of	Total		Period	not Subject		not Subject		not Subject		Average		over
Class	of Period	(Loss)	Affiliate	ments	Operations	Income	Gains	Capital	butions	Value	Period	Return(b)		(000’s )	to Cap(c)		to Cap(c)		to Cap(c)		Net Assets		Rate(d)
For the Six-Month Period Ended April 30, 2009 (Unaudited) (e)
A	$23.43	$0.08	$—	$(0.24)	$(0.16)	$(0.31)	$—	$—	$(0.31)	$(0.47)	$22.96	(0.48	)%(f)	$8,287,491	1.27	%(g)	1.27	%(g)	1.27	%(g)	0.81	%(g)	40%
B	20.77	—	—	(0.20)	(0.20)	(0.05)	—	—	(0.05)	(0.25)	20.52	(0.90	) (f)	934,266	2.13	(g)	2.03	(g)	2.03	(g)	0.04	(g)	—
C	20.91	0.01	—	(0.21)	(0.20)	(0.10)	—	—	(0.10)	(0.30)	20.61	(0.85	) (f)	2,382,057	1.98	(g)	1.98	(g)	1.98	(g)	0.10	(g)	—
I	23.41	0.12	—	(0.25)	(0.13)	(0.43)	—	—	(0.43)	(0.56)	22.85	(0.32	) (f)	632,222	0.91	(g)	0.91	(g)	0.91	(g)	1.18	(g)	—
R3	24.92	0.07	—	(0.28)	(0.21)	(0.37)	—	—	(0.37)	(0.58)	24.34	(0.63	) (f)	14,821	1.51	(g)	1.51	(g)	1.51	(g)	0.60	(g)	—
R4	25.08	0.11	—	(0.27)	(0.16)	(0.39)	—	—	(0.39)	(0.55)	24.53	(0.45	) (f)	117,636	1.14	(g)	1.14	(g)	1.14	(g)	0.95	(g)	—
R5	25.21	0.14	—	(0.27)	(0.13)	(0.43)	—	—	(0.43)	(0.56)	24.65	(0.30	) (f)	53,644	0.84	(g)	0.84	(g)	0.84	(g)	1.26	(g)	—
Y	25.28	0.15	—	(0.26)	(0.11)	(0.45)	—	—	(0.45)	(0.56)	24.72	(0.22	) (f)	1,151,298	0.74	(g)	0.74	(g)	0.74	(g)	1.35	(g)	—
For the Year Ended October 31, 2008 (e)
A	46.08	0.20	—	(19.12)	(18.92)	—	(3.73)	—	(3.73)	(22.65)	23.43	(44.46)		8,682,603	1.12		1.12		1.12		0.54		82
B	41.59	(0.09)	—	(17.00)	(17.09)	—	(3.73)	—	(3.73)	(20.82)	20.77	(44.90)		1,064,188	1.92		1.92		1.92		(0.29)		—
C	41.82	(0.06)	—	(17.12)	(17.18)	—	(3.73)	—	(3.73)	(20.91)	20.91	(44.86)		2,637,037	1.84		1.84		1.84		(0.19)		—
I	45.90	0.28	—	(19.04)	(18.76)	—	(3.73)	—	(3.73)	(22.49)	23.41	(44.27)		438,528	0.81		0.81		0.81		0.87		—
R3	48.91	0.09	—	(20.35)	(20.26)	—	(3.73)	—	(3.73)	(23.99)	24.92	(44.64)		7,809	1.46		1.46		1.46		0.28		—
R4	49.05	0.22	—	(20.46)	(20.24)	—	(3.73)	—	(3.73)	(23.97)	25.08	(44.46)		75,127	1.12		1.12		1.12		0.60		—
R5	49.15	0.34	—	(20.55)	(20.21)	—	(3.73)	—	(3.73)	(23.94)	25.21	(44.30)		35,734	0.83		0.83		0.83		0.93		—
Y	49.23	0.36	—	(20.58)	(20.22)	—	(3.73)	—	(3.73)	(23.95)	25.28	(44.24)		1,074,711	0.72		0.72		0.72		0.95		—
For the Year Ended October 31, 2007 (e)
A 39.67 0.16 — 9.42					9.58	(0.13)	(3.04)	-	(3.17)	6.41	46.08	26.15	(h)	13,684,583	1.11		1.11		1.11		0.39		72
B	36.25	(0.15)	—	8.53	8.38	—	(3.04)	—	(3.04)	5.34	41.59	25.15	(h)	2,209,870	1.92		1.92		1.92		(0.40)		—
C	36.40	(0.12)	—	8.58	8.46	—	(3.04)	—	(3.04)	5.42	41.82	25.28	(h)	4,411,286	1.83		1.83		1.83		(0.32)		—
I	39.69	0.26	—	9.39	9.65	(0.40)	(3.04)	—	(3.44)	6.21	45.90	26.49	(h)	156,616	0.79		0.79		0.79		0.65		—
R3(i)	40.22	0.01	—	8.68	8.69	—	—	—	—	8.69	48.91	21.61	(f)	41	1.47	(g)	1.47	(g)	1.47	(g)	0.04	(g)	—
R4(j)	40.22	0.02	—	8.81	8.83	—	—	—	—	8.83	49.05	21.95	(f)	15,618	1.14	(g)	1.14	(g)	1.14	(g)	0.06	(g)	—
R5(k)	40.22	0.08	—	8.85	8.93	—	—	—	—	8.93	49.15	22.20	(f)	1,165	0.85	(g)	0.85	(g)	0.85	(g)	0.25	(g)	—
Y	42.19	0.34	—	10.06	10.40	(0.32)	(3.04)	—	(3.36)	7.04	49.23	26.66	(h)	1,035,754	0.72		0.72		0.72		0.78		—
For the Year Ended October 31, 2006
A	36.51	0.15	—	6.43	6.58	—	(3.42)	—	(3.42)	3.16	39.67	19.56		9,312,766	1.18		1.18		1.18		0.47		74
B	33.90	(0.10)	—	5.87	5.77	—	(3.42)	—	(3.42)	2.35	36.25	18.59		1,868,359	1.97		1.97		1.97		(0.31)		—
C	34.00	(0.07)	—	5.89	5.82	—	(3.42)	—	(3.42)	2.40	36.40	18.69		2,968,472	1.90		1.90		1.90		(0.25)		—
I(l)	37.53	—	—	2.16	2.16	—	—	—	—	2.16	39.69	5.76	(f)	5,193	0.88	(g)	0.88	(g)	0.88	(g)	0.17	(g)	—
Y	38.47	0.30	—	6.84	7.14	—	(3.42)	—	(3.42)	3.72	42.19	20.07		414,259	0.75		0.75		0.75		0.90		—
For the Year Ended October 31, 2005
A	30.80	0.09	—	5.62	5.71	—	—	—	—	5.71	36.51	18.54		6,071,891	1.26		1.26		1.26		0.31		93
B	28.82	(0.15)	—	5.23	5.08	—	—	—	—	5.08	33.90	17.63		1,631,199	2.03		2.03		2.03		(0.45)		—
C	28.88	(0.11)	—	5.23	5.12	—	—	—	—	5.12	34.00	17.73		1,834,562	1.94		1.94		1.94		(0.37)		—
Y	32.29	0.21	—	5.97	6.18	—	—	—	—	6.18	38.47	19.14		245,163	0.78		0.78		0.78		0.76		—
For the Year Ended October 31, 2004
A	26.50	(0.01)	—	4.31	4.30	—	—	—	—	4.30	30.80	16.23		4,203,178	1.35		1.35		1.35		(0.05)		78
B	24.97	(0.21)	—	4.06	3.85	—	—	—	—	3.85	28.82	15.42		1,432,121	2.06		2.06		2.06		(0.78)		—
C	25.00	(0.18)	—	4.06	3.88	—	—	—	—	3.88	28.88	15.52		1,348,972	1.97		1.97		1.97		(0.68)		—
Y	27.64	0.11	—	4.54	4.65	—	—	—	—	4.65	32.29	16.82		116,527	0.79		0.79		0.79		0.50		—

(a)	Information presented relates to a share outstanding throughout the indicated period.

(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	Per share amounts have been calculated using average shares outstanding method.

(f)	Not annualized.

(g)	Annualized.

(h)	Total return without the inclusion of the Payments from (to) Affiliate, as noted on the Statement of Operations, can be found in Expenses in the accompanying Notes to Financial Statements.

(i)	Commenced operations on December 22, 2006.

(j)	Commenced operations on December 22, 2006.

(k)	Commenced operations on December 22, 2006.

(l)	Commenced operations on August 31, 2006.

21

The Hartford Capital Appreciation Fund
Directors and Officers (Unaudited)
The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.
Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and three of the Fund’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which collectively consist of 100 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.
The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.
Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its officers or directors who are employed by The Hartford.
Non-Interested Directors
Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.
Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.
Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies.
Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee is Chairman and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions. Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm, from August 2004 to August 2005. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).
William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

22

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.
Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.
Interested Directors and Officers
Thomas M. Marra* (1958) Director since 2002
Mr. Marra has served as President and Chief Operating Officer of The Hartford Financial Services Group, Inc. (“The Hartford”) since 2007. Mr. Marra currently serves as Director of Hartford Life, Inc. (“HL, Inc.”). Mr. Marra served as Chief Operating Officer of Hartford Life Insurance Company, Inc. (“Hartford Life”) (2000-2008), as President of Hartford Life (2002-2008) and as Director of Hartford Life’s Investment Products Division from 1998 to 2000.

•	On February 24, 2009, The Hartford and Mr. Marra determined to enter into a mutually agreed separation whereby Mr. Marra will retire, and his role as an executive officer and employee of The Hartford will terminate, effective July 3, 2009. Mr. Marra will resign his position as a Director of the Fund effective June 25, 2009.
Lowndes A. Smith (1939) Director since 2002, Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.
John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as Chief Executive Officer, President and Director of HL, Inc. Mr. Walters previously served as President of the U.S. Wealth Management Division of Hartford Life, Inc., as Co-Chief Operating Officer of Hartford Life Insurance Company (2007-2008) and as Executive Vice President and Director of its Investment Products Division (2000-2008). Mr. Walters also serves as Chairman of the Board, Chief Executive Officer, President and Director of Hartford Life Insurance Company and as Executive Vice President of The Hartford. In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”).

*	Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 — 2009).
Other Officers
Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 — 2009))
Mr. Arena serves as Executive Vice President of Hartford Life Insurance Company, (“Hartford Life”). Additionally, Mr. Arena is Director and Senior Vice President of Hartford Administrative Services Company, (“HASCO”), Manager, Chief Executive Officer and President of Hartford Investment Financial Services, LLC (“HIFSCO”) and HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division. Mr. Arena joined American Skandia in 1996.
Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.
Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006 and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury, (the “Treasury”), from 2001 to 2006 where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network, (“FinCEN”) from 2005 — 2006.

23

The Hartford Capital Appreciation Fund
Directors and Officers (Unaudited) — (continued)
Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life Insurance Company. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.
Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant General Counsel and Assistant Vice President of The Hartford and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, Assistant Vice President of Hartford Life, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.
Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life and as Director of its Investment Advisory Group in the Individual Markets Group segment. He also serves as Senior Vice President of HIFSCO and HL Advisors. Prior to joining The Hartford in 2004, Mr. Meyer was with MassMutual which he joined in 1987.
D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life where he serves as Director of mutual fund product management for The Hartford’s mutual funds and 529 college savings businesses. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.
Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 — 2007.
HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2008 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

24

The Hartford Capital Appreciation Fund
Expense Example (Unaudited)
Your Fund’s Expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2008 through April 30, 2009.
Actual Expenses
The first column of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	October 31, 2008	Beginning	Ending Account	October 31,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2008 through	expense	1/2	full
	October 31, 2008	April 30, 2009	April 30, 2009	October 31, 2008	April 30, 2009	April 30, 2009	ratio	year	year
Class A	$1,000.00	$995.18	$6.28	$1,000.00	$1,018.49	$6.35	1.27%	181	365
Class B	$1,000.00	$991.03	$10.02	$1,000.00	$1,014.72	$10.14	2.03	181	365
Class C	$1,000.00	$991.48	$9.77	$1,000.00	$1,014.97	$9.89	1.98	181	365
Class I	$1,000.00	$996.82	$4.50	$1,000.00	$1,020.28	$4.55	0.91	181	365
Class R3	$1,000.00	$993.70	$7.46	$1,000.00	$1,017.30	$7.55	1.51	181	365
Class R4	$1,000.00	$995.48	$5.64	$1,000.00	$1,019.14	$5.70	1.14	181	365
Class R5	$1,000.00	$996.98	$4.15	$1,000.00	$1,020.62	$4.20	0.84	181	365
Class Y	$1,000.00	$997.79	$3.66	$1,000.00	$1,021.12	$3.70	0.74	181	365

25

The Hartford Capital Appreciation II Fund

The Hartford Capital Appreciation II Fund
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 4/29/05 — 4/30/09
Growth of a $10,000 investment in Class A which includes Sales Charge
Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Investment objective — Seeks growth of capital.
Average Annual Total Returns(2,3,4) (as of 4/30/09)

	Inception	1	Since
	Date	Year	Inception

Capital Appreciation II A#	4/29/05	-35.42%	-0.40%
Capital Appreciation II A##	4/29/05	-38.97%	-1.80%
Capital Appreciation II B#	4/29/05	-35.82%	-1.16%
Capital Appreciation II B##	4/29/05	-39.03%	-1.60%
Capital Appreciation II C#	4/29/05	-35.86%	-1.10%
Capital Appreciation II C##	4/29/05	-36.51%	-1.10%
Capital Appreciation II I#	4/29/05	-35.14%	-0.16%
Capital Appreciation II R3#	4/29/05	-35.54%	-0.44%
Capital Appreciation II R4#	4/29/05	-35.33%	-0.22%
Capital Appreciation II R5#	4/29/05	-35.20%	-0.08%
Capital Appreciation II Y#	4/29/05	-35.05%	0.02%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(4)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2009, which excludes investment transactions as of this date.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Portfolio Managers
Michael T. Carmen, CFA, CPA	Nicholas M Choumenkovitch	Saul J. Pannell, CFA
Senior Vice President, Partner	Senior Vice President	Senior Vice President, Partner

Frank D. Catrickes, CFA, CMT	David W. Palmer, CFA
Senior Vice President, Partner	Vice President
How did the Fund perform?
The Class A shares of The Hartford Capital Appreciation Fund II returned 0.69%, before sales charge, for the six-month period ended April 30, 2009, outperforming its benchmark, the Russell 3000 Index, which returned -7.46% for the same period. The Fund also outperformed the -2.77% return of the average fund in the Lipper Multi-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Broad U.S. equity markets fell during the period, but this overall decline masks two significantly different market environments. From the beginning of November through early March stocks fell sharply, reflecting deepening economic worries and concerns over the U.S. government’s increasing involvement in the economy. From early March through the end of April stocks rallied as investors came to believe that a Depression-like scenario was less likely. Sector returns diverged widely in this environment, with weakness in Financials (-26%), Industrials (-11%), and Energy (-11%) overshadowing relative strength in Information Technology (+6%), Consumer Discretionary (+6%), and Telecommunication Services (+3%).

2

The Fund outperformed its benchmark primarily due to stock selection. Selection was positive in seven of ten economic sectors, led by Financials, Energy, Health Care, and Consumer Staples. Selection detracted from relative (i.e. performance of the Fund as measured against the benchmark) returns in the Information Technology and Industrials sectors. Allocation among sectors, a result of the bottom-up (i.e. stock by stock fundamental research) stock selection process, also was additive, largely due to overweight (i.e. the Fund’s sector position was greater than the benchmark position) positions in Health Care, Financials, and Consumer Discretionary. A modest cash position also aided relative results.
The largest contributors to relative and absolute (i.e. total return) returns were Schering-Plough (Health Care), Goldman Sachs (Financials), and Aecom Technology (Industrials). Schering-Plough, a global health care company, saw its shares rise on news of a definitive merger agreement with Merck. Shares of bank holding company Goldman Sachs moved higher as the firm’s relatively clean balance sheet and stated desire to pay back its government funding attracted investors. Aecom Technology, a global provider of professional, technical, and management support services, reported strong earnings and backlog gains supported by solid growth across segments and geographies, pushing its shares higher.
Delta Air Lines (Industrials), Marsh & McLennan (Financials), and Corinthian Colleges (Consumer Discretionary) detracted most from relative returns. Delta Air Lines, the world’s largest airline, reported a quarterly loss on merger costs and bad fuel hedges. In addition, investors were concerned that demand destruction would overshadow the benefits of industry-wide capacity reductions, contributing to a downturn in its share price. Shares of Marsh & McLennan, a global provider of insurance, reinsurance brokering, and risk consulting services, came under pressure from growing concerns that the adverse global economic and financial environment would negatively impact earnings. Corinthian Colleges, a post-secondary education services company with operations in the United States and Canada, saw its shares sink in sympathy with other for-profit education companies on concerns of the potential for greater government involvement in the industry. General Electric (Industrials) and Bank of America (Financials) were among the largest detractors in absolute terms.
What is the outlook?
It is increasingly clear that the U.S. is in a deep recession, notwithstanding the recent stock market rally. Unemployment is rising sharply, the housing slowdown continues, and the consumer spending is contracting. The government is reshaping the financial playing field through actions ranging from stimulus packages to massive loans to impaired private sector companies, all taken with an eye towards thawing frozen credit markets and expanding purchasing power. These moves will help mitigate some of the negative economic pressures, and while the outlook remains uncertain, markets have begun to anticipate a recovery.
In this environment we continue to focus our efforts on stock-by-stock fundamental research across the Fund’s opportunistic and complementary investment strategies. These bottom-up investment decisions have resulted in reductions to Health Care and Industrials exposure and increases in exposure to Consumer Discretionary and Financials. At the end of the period the Fund was most overweight in Consumer Discretionary, Financials, and Health Care and most underweight (i.e. the Fund’s sector position was less than the benchmark position) Consumer Staples, Utilities, and Energy.
Diversification by Industry
as of April 30, 2009

Percentage of
Industry	Net Assets
Automobiles & Components	1.7%
Banks	1.2
Capital Goods	7.1
Consumer Durables & Apparel	2.5
Consumer Services	2.9
Diversified Financials	7.4
Energy	9.5
Food & Staples Retailing	0.6
Food, Beverage & Tobacco	3.4
Health Care Equipment & Services	5.7
Household & Personal Products	1.0
Insurance	6.2
Materials	4.6
Media	2.7
Pharmaceuticals, Biotechnology & Life Sciences	9.1
Real Estate	1.2
Retailing	5.1
Semiconductors & Semiconductor Equipment	1.2
Software & Services	9.4
Technology Hardware & Equipment	7.9
Telecommunication Services	2.1
Transportation	3.1
Utilities	1.5
Short-Term Investments	2.3
Other Assets and Liabilities	0.6

Total	100.0%

3

The Hartford Capital Appreciation II Fund
Schedule of Investments
April 30, 2009 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
COMMON STOCKS — 97.0%
	Automobiles & Components — 1.7%
74	Daimler AG	$2,640
631	Dongfeng Motor Group Co., Ltd.	469
1,446	Ford Motor Co. •	8,650
429	TRW Automotive Holdings Corp. •	3,696

		15,455

	Banks — 1.2%
430	HSBC Holding plc	3,057
17	Standard Chartered plc	268
76	Sumitomo Mitsui Financial Group, Inc. •	2,636
417	Turkiye Garanti Bankasi A.S.	874
185	Wells Fargo & Co.	3,698

		10,533

	Capital Goods — 7.1%
244	Aecom Technology Corp. •	6,278
13	Alliant Techsystems, Inc. •	1,019
35	AMETEK, Inc.	1,118
5	Axsys Technologies, Inc. •	213
94	Beijing Enterprises Holdings, Ltd.	411
44	Boeing Co.	1,765
14	Briggs & Stratton Corp.	205
48	Caterpillar, Inc.	1,718
51	Chiyoda Corp.	306
11	Cummins, Inc.	367
33	Danaher Corp.	1,905
126	Deere & Co.	5,215
75	Dover Corp.	2,315
10	Eaton Corp.	458
10	First Solar, Inc. •	1,807
283	General Electric Co.	3,575
86	Hansen Transmissions •	188
77	Honeywell International, Inc.	2,410
196	Illinois Tool Works, Inc.	6,439
16	Ingersoll-Rand Co. Class A	346
36	Lindsay Corp.	1,409
53	Lockheed Martin Corp.	4,183
17	Pall Corp.	455
5	Parker-Hannifin Corp.	245
122	Pentair, Inc.	3,254
118	Raytheon Co.	5,315
6	Siemens AG	432
40	Siemens AG ADR	2,664
162	Sunpower Corp. •	4,444
40	Sunpower Corp. Class B •	1,025
22	Terex Corp. •	301
6	Vestas Wind Systems A/S •	382

		62,167

	Commercial & Professional Services — 0.0%
27	Monster Worldwide, Inc. •	372

	Consumer Durables & Apparel — 2.5%
947	China Dongxiang Group Co.	460
27	D.R. Horton, Inc.	346
58	Hanesbrands, Inc. •	947
620	Jarden Corp. •	12,467
29	Liz Claiborne, Inc.	137
22	NIKE, Inc. Class B	1,145
73	Pool Corp.	1,301
334	Pulte Homes, Inc.	3,850
35	Smith & Wesson Holding Corp. •	253
13	Whirlpool Corp.	571

		21,477

	Consumer Services — 2.9%
3	Apollo Group, Inc. Class A •	189
36	Burger King Holdings, Inc.	583
104	Coinstar, Inc. •	3,708
372	Corinthian Colleges, Inc. •	5,723
63	ITT Educational Services, Inc. •	6,324
87,066	Rexlot Holdings Ltd. •	5,064
2,613	Shangri-La Asia Ltd.	3,841

		25,432

	Diversified Financials — 7.4%
40	American Express Co.	1,012
160	Ameriprise Financial, Inc.	4,217
494	Bank of America Corp.	4,412
910	BM & F Bovespa S.A.	3,742
60	Capital One Financial Corp.	1,001
225	China Everbright Ltd.	435
391	CIT Group, Inc.	867
61	Deutsche Boerse AG	4,489
95	Discover Financial Services, Inc.	774
139	Goldman Sachs Group, Inc.	17,810
459	ING Groep N.V.	4,186
91	Invesco Ltd.	1,342
146	JP Morgan Chase & Co.	4,823
158	Julius Baer Holding Ltd.	5,179
170	Oaktree Capital ■ •	2,295
290	PennantPark Investment Corp.	1,594
208	TD Ameritrade Holding Corp. •	3,311
250	UBS AG •	3,436
29	UBS AG ADR •	391

		65,316

	Energy — 9.5%
49	Anadarko Petroleum Corp.	2,092
21	Apache Corp.	1,508
14	Atwood Oceanics, Inc. •	310
54	Baker Hughes, Inc.	1,932
95	BG Group plc	1,516
66	Cameco Corp.	1,508
51	Canadian Natural Resources Ltd.	2,351
85	Canadian Natural Resources Ltd. ADR	3,906
90	Consol Energy, Inc.	2,801
12	Dril-Quip, Inc. •	406
41	EOG Resources, Inc.	2,622
31	Exxon Mobil Corp.	2,047
201	Halliburton Co.	4,064
22	Helmerich & Payne, Inc.	677
42	Hess Corp.	2,320
382	Karoon Gas Australia Ltd. •	1,519
107	Lundin Petroleum Ab •	693
18	Nabors Industries Ltd. •	268
30	National Oilwell Varco, Inc. •	897
171	Newfield Exploration Co. •	5,338
77	Noble Energy, Inc.	4,381
269	OAO Gazprom Class S ADR	4,814
18	Occidental Petroleum Corp.	1,035
48	Petro-Canada	1,514
23	Petroleo Brasileiro S.A. ADR	759
93	SBM Offshore N.V.	1,503
110	Schlumberger Ltd.	5,383
The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount ╬		Market Value ╪
COMMON STOCKS — 97.0% — (continued)
	Energy — 9.5% — (continued)
53	Suncor Energy, Inc. ADR	$1,336
123	Talisman Energy, Inc.	1,543
29	Total S.A.	1,467
127	Total S.A. ADR	6,311
897	Uranium One, Inc. •	2,480
236	USEC, Inc. •	1,458
332	Weatherford International Ltd. •	5,526
158	XTO Energy, Inc.	5,462

		83,747

	Food & Staples Retailing — 0.6%
13	BJ’s Wholesale Club, Inc. •	431
140	Kroger Co.	3,024
87	Sysco Corp.	2,023

		5,478

	Food, Beverage & Tobacco — 3.4%
122	Altria Group, Inc.	1,989
23	Bunge Ltd. Finance Corp.	1,124
2,923	Chaoda Modern Agriculture	1,662
22	Dr Pepper Snapple Group •	462
7	Green Mountain Coffee Roasters •	502
42	Groupe Danone ⌂	2,013
131	Imperial Tobacco Group plc	2,978
1	Japan Tobacco, Inc.	2,671
5,089	Marine Harvest •	2,293
75	Molson Coors Brewing Co.	2,861
95	Nestle S.A.	3,094
18	Pepsi Bottling Group, Inc.	560
43	Perdigao S.A.	1,273
9	Philip Morris International, Inc.	333
52	SABMiller plc	864
99	Tsingtao Brewery Co., Ltd.	257
158	Tyson Foods, Inc. Class A	1,669
131	Unilever N.V. NY Shares ADR	2,596
1,037	Want Want China Holdings Ltd.	517

		29,718

	Health Care Equipment & Services — 5.7%
148	Aetna, Inc. ‡	3,257
136	Cardinal Health, Inc.	4,592
24	China Medical Technologies, Inc. ADR	465
97	CIGNA Corp.	1,914
328	Covidien Ltd.	10,808
14	Hologic, Inc. •	211
9	Intuitive Surgical, Inc. •	1,262
94	McKesson Corp.	3,489
228	Medtronic, Inc.	7,302
169	St. Jude Medical, Inc. •	5,661
439	UnitedHealth Group, Inc.	10,314
19	Varian Medical Systems, Inc. •	625

		49,900

	Household & Personal Products — 1.0%
279	Bare Escentuals, Inc. •	2,581
12	Clorox Co.	682
60	Energizer Holdings, Inc. •	3,409
103	Hengan International Group Co., Ltd.	428
16	L’Oreal S.A.	1,169

		8,269

	Insurance — 6.2%
428	ACE Ltd.	19,809
23	Aflac, Inc.	662
57	Everest Re Group Ltd.	4,274
44	Fidelity National Financial, Inc.	798
42	First American Financial Corp.	1,168
532	Marsh & McLennan Cos., Inc.	11,213
5	Metlife, Inc.	137
14	Muenchener Rueckversicherungs NPV	1,931
26	PartnerRe Ltd.	1,800
85	Platinum Underwriters Holdings Ltd.	2,457
43	Prudential Financial, Inc.	1,227
103	Reinsurance Group of America, Inc.	3,265
146	Scor SE	3,064
187	Unum Group	3,055

		54,860

	Materials — 4.6%
28	Agnico Eagle Mines Ltd.	1,241
15	Alcoa, Inc.	135
5	AngloGold Ltd. ADR	159
54	Anhui Conch Cement Co., Ltd.	355
13	Aracruz Celulose S.A. ADR	150
94	ArcelorMittal ADR	2,212
22	Celanese Corp.	466
60	Cemex S.A. de C.V. ADR •	448
105	Century Aluminum Co. •	425
198	China National Building Material Co., Ltd.	413
43	Cliff’s Natural Resources, Inc.	995
101	Companhia Vale do Rio Doce ADR	1,671
7	Compania De Minas Buenaventur ADR	158
162	CRH plc	4,183
11	Eagle Materials, Inc.	318
19	FMC Corp.	907
7	Franco-Nevada Corp.	159
301	Huabao International Holdings Ltd.	213
89	Impala Platinum Holdings Ltd.	1,693
25	International Paper Co.	322
111	Mining and Metallurgical Co. Norilsk Nickel ADR	914
12	Mosaic Co.	467
77	Newmont Mining Corp.	3,085
36	Osisko Mining Corp. •	169
211	Owens-Illinois, Inc. •	5,158
13	Potash Corp. of Saskatchewan, Inc.	1,156
7	Randgold Resources Ltd. ADR	326
180	Rexam plc	833
45	Rio Tinto plc	1,847
5	Royal Gold, Inc.	167
12	Scotts Miracle-Gro Co. Class A	405
47	Steel Dynamics, Inc.	584
474	Sterlite Industries Ltd.	4,023
22	Syngenta AG ADR	917
11	United States Steel Corp.	303
159	Vedanta Resources plc	2,490
20	Yamana Gold, Inc.	161

		39,628

	Media — 2.7%
137	CBS Corp. Class B	965
743	Comcast Corp. Class A	11,487
250	Comcast Corp. Special Class A	3,663
23	DreamWorks Animation SKG, Inc. •	552
12	Marvel Entertainment, Inc. •	369
16	Viacom, Inc. Class B •	302
331	Virgin Media, Inc.	2,556
The accompanying notes are an integral part of these financial statements.

5

The Hartford Capital Appreciation II Fund
Schedule of Investments — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
COMMON STOCKS — 97.0% — (continued)
	Media — 2.7% — (continued)
195	Walt Disney Co.	$4,264

		24,158

	Pharmaceuticals, Biotechnology & Life Sciences — 9.1%
41	Abbott Laboratories	1,724
168	Alkermes, Inc. •	1,285
215	Amgen, Inc. •	10,401
35	Amylin Pharmaceuticals, Inc. •	385
26	Auxilium Pharmaceuticals, Inc. •	594
55	Bristol-Myers Squibb Co.	1,063
94	Cephalon, Inc. •	6,156
16	Daiichi Sankyo Co., Ltd.	270
155	Elan Corp. plc ADR •	915
48	Eli Lilly & Co.	1,571
50	Genzyme Corp. •	2,688
232	Impax Laboratories, Inc. •	1,227
51	Johnson & Johnson	2,655
10	Life Technologies Corp. •	372
170	Merck & Co., Inc.	4,111
53	Myriad Genetics, Inc. •	2,074
142	Novavax, Inc. •	347
9	PerkinElmer, Inc.	134
649	Pfizer, Inc.	8,676
36	Roche Holding AG	4,575
280	Schering-Plough Corp.	6,441
27	Sequenom, Inc. •	99
27	Shionogi & Co., Ltd.	463
261	Teva Pharmaceutical Industries Ltd. ADR	11,439

225	Wyeth	9,538

		79,203

	Real Estate — 1.2%
61	Annaly Capital Management, Inc.	854
148	Brookfield Asset Management, Inc.	2,292
753	Chimera Investment Corp.	2,657
192	China Overseas Land & Investment Ltd.	334
249	China Resources Land Ltd.	445
27	E-House China Holdings, Ltd. •	335
—	Eurocastle Investment Ltd.	—
132	Kimco Realty Corp.	1,587
18	Mack-Cali Realty Corp.	494
9	Simon Property Group, Inc.	438
46	Ventas, Inc.	1,329
—	Vornado Realty Trust	20

		10,785

	Retailing — 5.1%
179	Advance Automotive Parts, Inc.	7,814
171	Aeropostale, Inc. •	5,824
37	Best Buy Co., Inc.	1,407
1,405	Buck Holdings L.P. ⌂•†	2,500
40	Chico’s FAS, Inc. •	305
15	Dollar Tree, Inc. •	633
28	Family Dollar Stores, Inc.	915
367	Gap, Inc.	5,702
62	Home Depot, Inc.	1,637
35	Hot Topic, Inc. •	425
41	Industria de Diseno Textil S.A.	1,737
16	JOS A. Bank Clothiers, Inc. •	649
23	PetSmart, Inc.	520
13	Ross Stores, Inc.	493
649	Staples, Inc.	13,372
13	The Buckle, Inc.	476
20	Urban Outfitters, Inc. •	395

		44,804

	Semiconductors & Semiconductor Equipment — 1.2%
63	Atheros Communications, Inc. •	1,078
20	Broadcom Corp. Class A •	457
14	Cavium Networks, Inc. •	171
61	Lam Research Corp. •	1,695
25	Maxim Integrated Products, Inc.	341
79	ON Semiconductor Corp. •	428
109	Texas Instruments, Inc.	1,967
178	Varian Semiconductor Equipment Associates, Inc. •	4,548

		10,685

	Software & Services — 9.4%
260	Accenture Ltd. Class A	7,655
389	Activision Blizzard, Inc. •	4,189
14	Adobe Systems, Inc. •	369
37	AsiaInfo Holdings, Inc. •	611
49	Automatic Data Processing, Inc.	1,728
289	BMC Software, Inc. •	10,032
28	CACI International, Inc. Class A •	1,119
44	Check Point Software Technologies Ltd. ADR •	1,028
16	Concur Technologies, Inc. •	428
99	Equinix, Inc. •	6,945
6	Google, Inc. •	2,455
9	Mastercard, Inc.	1,719
159	McAfee, Inc. •	5,974
584	Microsoft Corp.	11,824
30	Netease.com, Inc. •	894
1	Nintendo Co., Ltd.	381
18	Omniture, Inc. •	223
333	Red Hat, Inc. •	5,758
14	Shanda Interactive Entertainment Ltd. ADR •	660
203	Solera Holdings, Inc. •	4,637
120	Visa, Inc.	7,789
402	Western Union Co.	6,739

		83,157

	Technology Hardware & Equipment — 7.8%
140	3Com Corp. •	569
3	Agilent Technologies, Inc. •	59
56	Apple, Inc. •	7,028
161	Arrow Electronics, Inc. •	3,670
61	Avnet, Inc. •	1,331
1,010	Cisco Systems, Inc. •	19,517
330	Corning, Inc.	4,827
554	Flextronics International Ltd. •	2,148
14	FLIR Systems, Inc. •	310
165	Hewlett-Packard Co.	5,922
169	Hughes Telematics Inc. •	705
20	International Business Machines Corp.	2,033
6	Itron, Inc. •	289
286	JDS Uniphase Corp. •	1,320
41	Logitech International S.A. •	549
16	NCR Corp. •	157
40	NetApp, Inc. •	734
23	Nice Systems Ltd. •	602
195	Nokia Oyj	2,768
The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount ╬		Market Value ╪
COMMON STOCKS — 97.0% — (continued)
	Technology Hardware & Equipment — 7.8% — (continued)
31	Palm, Inc. •	$326
56	Qualcomm, Inc.	2,354
119	Research In Motion Ltd. •	8,271
145	Seagate Technology	1,187
59	Solar Cayman Ltd. ⌂•†	478
300	Xerox Corp.	1,831

		68,985

	Telecommunication Services — 2.1%
248	AT&T, Inc. ‡	6,346
575	MetroPCS Communications, Inc. •	9,820
1,381	Vodafone Group plc	2,538

		18,704

	Transportation — 3.1%
37	C.H. Robinson Worldwide, Inc.	1,956
1,322	Delta Air Lines, Inc. •	8,159
53	FedEx Corp.	2,972
607	JetBlue Airways Corp. •	2,990
57	Ryanair Holdings plc ADR •	1,554
376	Singapore Airlines Ltd.	2,704
103	United Parcel Service, Inc. Class B	5,373
372	US Airways Group, Inc. •	1,408

		27,116

	Utilities — 1.5%
59	Entergy Corp.	3,828
51	Exelon Corp.	2,339
20	FirstEnergy Corp.	830
190	Northeast Utilities	3,992
19	Southern Co.	560
40	Wisconsin Energy Corp.	1,594

		13,143

	Total common stocks (cost $901,640)	$853,092

PREFERRED STOCKS — 0.1%
	Technology Hardware & Equipment — 0.1%
200	Hughes Telematics ⌂†	$751

	Total preferred stocks (cost $2,000)	$751

WARRANTS — 0.0%
	Pharmaceuticals, Biotechnology & Life Sciences 0.0%
13	Novavax, Inc. ⌂•	$—

	Total warrants (cost $-)	$—

	Total long-term investments (cost $903,640)	$853,843

SHORT-TERM INVESTMENTS — 2.3%
	Repurchase Agreements — 2.3%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $4,819, collateralized by GNMA 4.50% — 6.50%, 2038 — 2039, value of $4,916)
$4,819	0.18%, 04/30/2009	$4,819

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $5,768, collateralized by FHLMC 4.50% — 6.50%, 2035 — 2039, FNMA 4.50% — 6.50%, 2034 - 2047, value of $5,883)

5,768	0.17%, 04/30/2009	5,768

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $8,059, collateralized by FHLMC 4.00% — 7.00%, 2021 — 2039, FNMA 6.00% — 7.00%, 2034 - 2038, GNMA 4.50% — 7.00%, 2024 — 2039, value of $8,220)

8,059	0.17%, 04/30/2009	8,059
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $27, collateralized by U.S. Treasury Bond 7.50%, 2024, value of $28)
27	0.14%, 04/30/2009	27

UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $1,738, collateralized by FHLMC 8.00% — 15.00%, 2009 — 2021, FNMA 3.50% — 15.50%, 2012 — 2039, value of $1,773)

1,738	0.16%, 04/30/2009	1,738

		20,411

	Total short-term investments (cost $20,411)	$20,411

Total investments (cost $924,051)▲	99.4%	$874,254
Other assets and liabilities	0.6%	5,243

Total net assets	100.0%	$879,497

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 5.70% of total net assets at April 30, 2009.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

▲	At April 30, 2009, the cost of securities for federal income tax purposes was $983,212 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$62,897
Unrealized Depreciation	(171,855)

Net Unrealized Depreciation	$(108,958)

The accompanying notes are an integral part of these financial statements.

7

The Hartford Capital Appreciation II Fund
Schedule of Investments — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)

†	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund’s Board of Directors at April 30, 2009, was $3,729, which represents 0.42% of total net assets. This calculation excludes securities that are principally traded in certain foreign markets and whose prices were adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

•	Currently non-income producing.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at April 30, 2009, was $2,295, which represents 0.26% of total net assets.

•	The cost of securities purchased on a when-issued or delayed delivery basis at April 30, 2009 was $359.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period	Shares/
Acquired	Par	Security	Cost Basis

06/2007	1,405	Buck Holdings L.P.	$1,406
09/2008 — 04/2009	42	Groupe Danone	2,760
03/2009	200	Hughes Telematics — Reg D	2,000
07/2008	13	Novavax, Inc. Warrants	—
03/2007	59	Solar Cayman Ltd. — 144A	816
The aggregate value of these securities at April 30, 2009 was $5,742 which represents 0.65% of total net assets.
Forward Foreign Currency Contracts Outstanding at April 30, 2009

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value ╪	Amount	Date	(Depreciation)

British Pound (Buy)	$50	$50	05/05/09	$—
British Pound (Sell)	33	33	05/06/09	—
Canadian Dollar (Sell)	285	283	05/04/09	(2)
Canadian Dollar (Sell)	506	506	05/05/09	—
Euro (Sell)	64	64	05/04/09	—
Japanese Yen (Sell)	3,078	3,139	05/01/09	61
Japanese Yen (Buy)	353	361	05/01/09	(8)
Japanese Yen (Buy)	359	361	05/08/09	(2)
Norwegian Krone (Sell)	100	98	05/04/09	(2)
Norwegian Krone (Sell)	271	272	05/05/09	1
Swiss Franc (Sell)	25	25	05/05/09	—
Swiss Franc (Sell)	41	41	05/06/09	—
Turkish New Lira (Sell)	414	415	05/05/09	1

				$49

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.
FAS 157 Disclosure of Investment Valuation Hierarchy Levels

Assets:
Investment in securities — Level 1	$751,186
Investment in securities — Level 2	117,044
Investment in securities — Level 3	6,024

Total	$874,254

Other financial instruments — Level 2 *	63

Total	$63

Liabilities:
Other financial instruments — Level 2 *	14

Total	$14

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Assets:
Securities:
Balance as of October 31, 2008	$8,596
Change in unrealized depreciation ♦	(1,537)
Net purchases	1,939
Transfers in and /or out of Level 3	(2,974)

Balance as of April 30, 2009	$6,024

♦ Change in unrealized gains or losses relating to assets still held at April 30, 2009	$(1,537)

The accompanying notes are an integral part of these financial statements.

8

The Hartford Capital Appreciation II Fund
Statement of Assets and Liabilities
April 30, 2009 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at fair value (cost $924,051)	$874,254
Cash	87
Foreign currency on deposit with custodian (cost $156)	156
Unrealized appreciation on forward foreign currency contracts	63
Receivables:
Investment securities sold	24,855
Fund shares sold	1,424
Dividends and interest	1,308
Other assets	158

Total assets	902,305

Liabilities:
Unrealized depreciation on forward foreign currency contracts	14
Payables:
Investment securities purchased	19,599
Fund shares redeemed	2,568
Investment management fees	134
Distribution fees	70
Accrued expenses	423

Total liabilities	22,808

Net assets	$879,497

Summary of Net Assets:
Capital stock and paid-in-capital	1,459,474
Accumulated undistributed net investment income	707
Accumulated net realized loss on investments and foreign currency transactions	(530,875)
Unrealized depreciation of investments and the translation of assets and liabilities denominated in foreign currency	(49,809)

Net assets	$879,497

Shares authorized	1,000,000

Par value	$0.001

Class A: Net asset value per share/Maximum offering price per share	$8.79/$9.30

Shares outstanding	50,214

Net assets	$441,602

Class B: Net asset value per share	$8.51

Shares outstanding	7,305

Net assets	$62,161

Class C: Net asset value per share	$8.53

Shares outstanding	30,262

Net assets	$258,286

Class I: Net asset value per share	$8.88

Shares outstanding	6,757

Net assets	$59,992

Class R3: Net asset value per share	$8.78

Shares outstanding	668

Net assets	$5,868

Class R4: Net asset value per share	$8.86

Shares outstanding	399

Net assets	$3,535

Class R5: Net asset value per share	$8.91

Shares outstanding	51

Net assets	$452

Class Y: Net asset value per share	$8.95

Shares outstanding	5,319

Net assets	$47,601

The accompanying notes are an integral part of these financial statements.

9

The Hartford Capital Appreciation II Fund
Statement of Operations
For the Six Month Period Ended April 30, 2009 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$7,898
Interest	37
Securities lending	26
Less: Foreign tax withheld	(271)

Total investment income	7,690

Expenses:
Investment management fees	3,883
Transfer agent fees	1,161
Distribution fees
Class A	526
Class B	291
Class C	1,211
Class R3	12
Class R4	3
Custodian fees	34
Accounting services	57
Registration and filing fees	92
Board of Directors’ fees	12
Audit fees	17
Other expenses	217

Total expenses (before waivers and fees paid indirectly)	7,516
Expense waivers	(62)
Transfer agent fee waivers	(62)
Commission recapture	(48)
Custodian fee offset	—

Total waivers and fees paid indirectly	(172)

Total expenses, net	7,344

Net investment income	346

Net Realized Loss on Investments and Foreign Currency Transactions:
Net realized loss on investments in securities	(302,487)
Net realized loss on foreign currency transactions	(320)

Net Realized Loss on Investments and Foreign Currency Transactions	(302,807)

Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	299,095
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	344

Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	299,439

Net Loss on Investments and Foreign Currency Transactions	(3,368)

Net Decrease in Net Assets Resulting from Operations	$(3,022)

The accompanying notes are an integral part of these financial statements.

10

The Hartford Capital Appreciation II Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2009	Year Ended
	(Unaudited)	October 31, 2008
Operations:
Net investment income (loss)	$346	$(1,777)
Net realized loss on investments and foreign currency transactions	(302,807)	(222,258)
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	299,439	(513,984)

Net decrease in net assets resulting from operations	(3,022)	(738,019)

Distributions to Shareholders:
From net realized gain on investments
Class A	—	(57,297)
Class B	—	(7,516)
Class C	—	(29,944)
Class I	—	(6,005)
Class R3	—	(33)
Class R4	—	(1)
Class R5	—	(12)
Class Y	—	(11)

Total distributions	—	(100,819)

Capital Share Transactions:
Class A	(35,518)	118,490
Class B	(3,500)	21,834
Class C	(9,576)	101,804
Class I	(17,022)	56,898
Class R3	1,596	5,886
Class R4	2,276	1,828
Class R5	221	129
Class Y	21,734	27,587

Net increase (decrease) from capital share transactions	(39,789)	334,456

Net decrease in net assets	(42,811)	(504,382)
Net Assets:
Beginning of period	922,308	1,426,690

End of period	$879,497	$922,308

Accumulated undistributed net investment income (loss)	$707	$361

The accompanying notes are an integral part of these financial statements.

11

The Hartford Capital Appreciation II Fund
Notes to Financial Statements
April 30, 2009 (Unaudited)
(000’s Omitted)
1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-two portfolios. Financial statements for The Hartford Capital Appreciation II Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50% Class B shares are sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors through advisory fee-based wrap programs. Classes R3, R4, R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and except that Class B shares automatically convert to Class A shares after 8 years.

Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments will be allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). After the Close Date, existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).
a)	Security Transactions and Investment Income — Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)	Security Valuation — The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary markets, but before the close of the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are

12

significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, ADR’s, exchange traded funds (“ETF’s”)) after the close of the foreign markets but before the close of the Exchange. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange traded equity securities shall be valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time. If it is not possible to determine the last reported sale price or official closing price on the relevant exchange or market at the Valuation Time, the value of the security shall be taken to be the most recent mean between bid and asked prices on such exchange or market at the Valuation Time.

Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

A forward currency contract shall be valued based on the price of the underlying currency at the prevailing interpolated exchange rate, which is a combination of the spot currency rate and the forward currency rate. Spot currency rates and forward currency rates are obtained from an independent pricing service on a daily basis not more than one hour before the Valuation Time.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

c)	Foreign Currency Transactions — The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates on portfolio securities from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

13

The Hartford Capital Appreciation II Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)	Securities Lending — The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are fully collateralized at all times with cash and/or U.S. Government Securities and/or repurchase agreements. The cash collateral is then invested in short-term money market instruments. The repurchase agreements are fully collateralized by U.S. Government Securities. The adequacy of the collateral for securities on loan is monitored on a daily basis. For instances where the market value of collateral falls below the market value of the securities out on loan, such collateral is supplemented on the following business day.

While securities are on loan, the Fund is subject to the following risks: 1) that the borrower may default on the loan and that the collateral could be inadequate in the event the borrower defaults, 2) that the earnings on the collateral invested may not be sufficient to pay fees incurred in connection with the loan, 3) that the principal value of the collateral invested may decline and may not be sufficient to pay back the borrower for the amount of the collateral posted, 4) that the borrower may use the loaned securities to cover a short sale which may place downward pressure on the market prices of the loaned securities, 5) that return of loaned securities could be delayed and could interfere with portfolio management decisions and 6) that any efforts to recall the securities for purposes of voting a proxy may not be effective. The Fund had no securities out on loan as of April 30, 2009.

e)	Joint Trading Account — Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Wellington Management Company, LLP (“Wellington”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

f)	Repurchase Agreements — A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2009.

g)	Forward Foreign Currency Contracts — The Fund may enter into forward foreign currency contracts that obligate the Fund to repurchase/replace or sell currencies at specified future dates. Forward foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

Forward foreign currency contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar.

h)	Indexed Securities — The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund uses these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund had no investments in indexed securities as of April 30, 2009.

i)	Fund Share Valuation and Dividend Distributions to Shareholders — Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the

14

close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income are declared and paid annually. Dividends are paid on shares beginning on the business day after the day when the funds used to purchase the shares are collected by the transfer agent for the Fund. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences include but are not limited to foreign currency gains and losses, losses deferred due to wash sales adjustments, adjustments related to Passive Foreign Investment Companies and certain derivatives, and excise tax regulations. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

j)	Illiquid and Restricted Securities — The Fund is permitted to invest up to 15% of its net assets in illiquid securities. “Illiquid Securities” are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund, as shown in the Schedule of Investments, had illiquid or restricted securities as of April 30, 2009.

k)	Securities Purchased on a When-Issued or Delayed-Delivery Basis — Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. As of April 30, 2009, the Fund had entered into outstanding when-issued or forward commitments with a cost of $359.

l)	Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

m)	Financial Accounting Standards Board Financial Accounting Standards No. 157 — Effective November 1, 2008, the Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. Fair value is defined under FAS 157 as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Under FAS 157, a fair value measurement should reflect all of the assumptions that market participants would use in pricing the asset or liability, including assumptions

15

The Hartford Capital Appreciation II Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
about the risk inherent in a particular valuation technique, the effect of a restriction on the sale or use of an asset, and the risk of nonperformance.

Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized, per FAS 157, into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 — Quoted prices in active markets for identical securities. Level 1 includes exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•	Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 includes debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services and foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•	Level 3 — Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes and require significant management judgment or estimation. This category includes broker quoted securities, long dated OTC options and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a good representation of exit price.
Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

FAS 157 also requires that a roll forward reconciliation be shown for all Level 3 securities from the beginning of the reporting period to the end of the reporting period. Part of this reconciliation includes transfers in and/or out of Level 3. For purposes of this reconciliation, transfers in are shown at the end of period fair value and transfers out are shown at the beginning of period fair value.

Refer to the valuation hierarchy levels summary and the Level 3 roll forward reconciliation found following the Schedule of Investments.

FASB Staff Position No. 157-4 — In April 2009, FASB released FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP FAS 157-4”). FSP FAS 157-4 provides additional guidance on determining whether a market for a financial asset is not active and a transaction is not distressed when measuring fair value under FAS 157. The FSP also requires additional disclosure detail on debt and equity securities by major investment categories. FSP FAS 157-4 is effective for interim and annual periods ending after June 15, 2009. At this time, management is evaluating the implications of FSP FAS 157-4 and does not believe it will impact valuation but will require additional disclosure. This additional disclosure has not yet been implemented.

n)	Financial Accounting Standards Board Financial Accounting Standards No. 161 — In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires companies to disclose information detailing the objectives and strategies for using derivative instruments, the level of derivative activity entered into by the company and any credit risk-related contingent features of the agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and has not yet implemented the new disclosure standard.

16

o)	Indemnifications: Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
3.	Federal Income Taxes:
a)	Federal Income Taxes — For federal income tax purposes, the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and the Fund intends to distribute substantially all of its income and gains during the calendar year ending December 31, 2009. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2008	October 31, 2007
Ordinary Income	$75,863	$7,427
Long-Term Capital Gains *	24,956	1,610

*	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC code Sec. 852(b)(3)(C).
As of October 31, 2008, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Accumulated Capital Losses*	$(168,861)
Unrealized Depreciation †	$(408,094)

Total Accumulated Deficit	$(576,955)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable to the tax deferral of wash sales losses, the mark-to-market adjustment for certain derivatives in accordance with IRC Sec. 1256, the mark to market for Passive Foreign Investment Companies and basis differences in real estate investment trusts.
c)	Reclassification of Capital Accounts — In accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Fund has recorded reclassifications in its capital accounts. These reclassifications had no impact on the NAV of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. As of October 31, 2008, the Fund recorded reclassifications to increase undistributed net investment income by $2,826, decrease accumulated net realized loss by $1,937, and decrease paid in capital by $889.

17

The Hartford Capital Appreciation II Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
d)	Capital Loss Carryforward — At October 31, 2008 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year	Amount
2016	$168,861

Total	$168,861

e)	Financial Accounting Standards Board Interpretation No. 48 — On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. The Fund adopted FIN 48 for fiscal years beginning after December 15, 2006. Management has evaluated the implications of FIN 48 for all open tax years (tax years ended October 31, 2006 — 2008) and has determined there is no impact to the Fund’s financial statements.
4.	Expenses:
a)	Investment Management Agreements — Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with The Hartford Mutual Funds, Inc. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington.

The schedule below reflects the rates of compensation paid to HIFSCO for investment advisory services rendered during the six-month period ended April 30, 2009; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $250 million	1.0000%
On next $250 million	0.9500%
On next $500 million	0.9000%
On next $4 billion	0.8500%
On next $5 billion	0.8475%
Over $10 billion	0.8450%
b)	Accounting Services Agreement — Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting service fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

18

c)	Operating Expenses — Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the six-month period ended April 30, 2009, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.60%	2.35%	2.35%	1.35%	1.85%	1.55%	1.25%	1.25%
d)	Fees Paid Indirectly — The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the six-month period ended April 30, 2009, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Annualized
	Six-Month
	Period	Year Ended	Year Ended		Year Ended	Year Ended
	Ended April	October 31,	October 31,		October 31,	October 31,
	30, 2009	2008	2007		2006	2005
Class A Shares	1.59%	1.40%	1.43%		1.59%	1.60	%*
Class B Shares	2.16	2.27	2.29		2.34	2.35	†
Class C Shares	2.31	2.14	2.16		2.32	2.35	‡
Class I Shares	1.19	1.08	1.10		0.80 §
Class R3 Shares	1.84	1.76	1.86	**
Class R4 Shares	1.47	1.42	1.47	††
Class R5 Shares	1.21	1.15	1.22	‡‡
Class Y Shares	1.05	1.00	1.01		1.13	1.15	§§

*	From April 29, 2005 (commencement of operations), through October 31, 2005

†	From April 29, 2005 (commencement of operations), through October 31, 2005

‡	From April 29, 2005 (commencement of operations), through October 31, 2005

§	From August 31, 2006 (commencement of operations), through October 31, 2006

**	From December 22, 2006 (commencement of operations), through October 31, 2007

††	From December 22, 2006 (commencement of operations), through October 31, 2007

‡‡	From December 22, 2006 (commencement of operations), through October 31, 2007

§§	From April 29, 2005 (commencement of operations), through October 31, 2005
e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares — HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2009, HIFSCO received front-end load sales charges of $732 and contingent deferred sales charges of $214 from the Fund.

The Fund has adopted Distribution and Service Plans in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Funds provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the

19

The Hartford Capital Appreciation II Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
Board of Directors has currently authorized 12b-1 payments of only up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2009, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $56. These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions — Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2009, a portion of the Fund’s chief compliance officer’s salary was paid by the Fund in the amount of $2. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO was compensated $1,131 for providing such services. These fees are accrued daily and paid monthly.
5.	Investment Transactions:

For the six-month period ended April 30, 2009, the Fund’s aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$712,223
Sales Proceeds Excluding U.S. Government Obligations	742,343

20

6.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2009 and the year ended October 31, 2008:

	For the Six-Month Period Ended April 30, 2009					For the Year Ended October 31, 2008
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	9,520	—	(14,251)	—	(4,731)	26,758	3,361	(23,631)	—	6,488
Amount	$76,101	$—	$(111,619)	$—	$(35,518)	$358,379	$49,988	$(289,877)	$—	$118,490
Class B
Shares	737	—	(1,228)	—	(491)	2,420	475	(1,411)	—	1,484
Amount	$5,726	$—	$(9,226)	$—	$(3,500)	$31,700	$6,911	$(16,777)	$—	$21,834
Class C
Shares	5,556	—	(7,001)	—	(1,445)	12,925	1,739	(7,915)	—	6,749
Amount	$43,538	$10	$(53,124)	$—	$(9,576)	$169,290	$25,354	$(92,840)	$—	$101,804
Class I
Shares	2,992	—	(5,263)	—	(2,271)	8,574	326	(4,802)	—	4,098
Amount	$24,370	$—	$(41,392)	$—	$(17,022)	$110,685	$4,865	$(58,652)	$—	$56,898
Class R3
Shares	307	—	(114)	—	193	517	2	(71)	—	448
Amount	$2,476	$—	$(880)	$—	$1,596	$6,719	$33	$(866)	$—	$5,886
Class R4
Shares	367	—	(108)	—	259	157	—	(18)	—	139
Amount	$3,092	$—	$(816)	$—	$2,276	$2,027	$1	$(200)	$—	$1,828
Class R5
Shares	45	—	(11)	—	34	12	1	(4)	—	9
Amount	$311	$—	$(90)	$—	$221	$169	$12	$(52)	$—	$129
Class Y
Shares	2,870	—	(14)	—	2,856	3,157	1	(704)	—	2,454
Amount	$21,856	$—	$(122)	$—	$21,734	$34,322	$11	$(6,746)	$—	$27,587
The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued and Class B shares redeemed) for the six-month period ended April 30, 2009 and the year ended October 31, 2008:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2009	41	$323
For the Year Ended October 31, 2008	83	$1,097
7.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. During the six-month period ended April 30, 2009, the Fund did not have any borrowings under this facility.

8.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

21

The Hartford Capital Appreciation II Fund
Financial Highlights — (Unaudited)

	- Selected Per-Share Data - (a)											- Ratios and Supplemental Data -
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
															Net Assets		Net Assets		Net Assets
				Net											Before		After		After
				Realized											Waivers		Waivers		Waivers
				and Un-											and		and		and		Ratio of
				realized			Distrib-			Net					Reimburse-		Reimburse-		Reimburse-		Net
		Net	Pay-	Gain		Dividends	utions			Increase	Net				ments and		ments and		ments and		Invest-		Port-
	Net Asset	Invest-	ments	(Loss)		from Net	from	Distri-		(Decrease)	Asset			Net Assets	Including		Including		Excluding		ment		folio
	Value at	ment	from	on	Total from	Invest-	Realized	butions	Total	in Net	Value at			at End of	Expenses		Expenses		Expenses		Income to		Turn-
	Beginning	Income	(to)	Invest-	Investment	ment	Capital	from	Distri-	Asset	End of	Total		Period	not Subject		not Subject		not Subject		Average		over
Class	of Period	(Loss)	Affiliate	ments	Operations	Income	Gains	Capital	butions	Value	Period	Return(b)		(000’s )	to Cap(c)		to Cap(c)		to Cap(c)		Net Assets		Rate(d)

For the Six-Month Period Ended April 30, 2009 (Unaudited)
A	$8.73	$0.01	$—	$0.05	$0.06	$—	$—	$—	$—	$0.06	$8.79	0.69	%(e)	$441,602	1.60	%(f)	1.59	%(f)	1.59	%(f)	0.29	%(f)	88%
B	8.47	(0.01)	—	0.05	0.04	—	—	—	—	0.04	8.51	0.47	(e)	62,161	2.53	(f)	2.17	(f)	2.17	(f)	(0.29	) (f)	—
C	8.50	(0.02)	—	0.05	0.03	—	—	—	—	0.03	8.53	0.24	(e)	258,286	2.31	(f)	2.31	(f)	2.31	(f)	(0.43	) (f)	—
I	8.80	0.03	—	0.05	0.08	—	—	—	—	0.08	8.88	0.91	(e)	59,992	1.20	(f)	1.20	(f)	1.20	(f)	0.67	(f)	—
R3	8.73	—	—	0.05	0.05	—	—	—	—	0.05	8.78	0.57	(e)	5,868	1.87	(f)	1.85	(f)	1.85	(f)	0.04	(f)	—
R4	8.79	0.01	—	0.06	0.07	—	—	—	—	0.07	8.86	0.80	(e)	3,535	1.48	(f)	1.48	(f)	1.48	(f)	0.41	(f)	—
R5	8.84	0.02	—	0.05	0.07	—	—	—	—	0.07	8.91	0.79	(e)	452	1.21	(f)	1.21	(f)	1.21	(f)	0.71	(f)	—
Y	8.86	0.03	—	0.06	0.09	—	—	—	—	0.09	8.95	1.02	(e)	47,601	1.06	(f)	1.06	(f)	1.06	(f)	0.87	(f)	—
For the Year Ended October 31, 2008
A	16.95	0.02	—	(7.07)	(7.05)	—	(1.17)	—	(1.17)	(8.22)	8.73	(44.43)		479,795	1.40		1.40		1.40		0.12		159
B	16.62	(0.09)	—	(6.89)	(6.98)	—	(1.17)	—	(1.17)	(8.15)	8.47	(44.92)		66,057	2.27		2.27		2.27		(0.75)		—
C	16.66	(0.07)	—	(6.92)	(6.99)	—	(1.17)	—	(1.17)	(8.16)	8.50	(44.87)		269,662	2.14		2.14		2.14		(0.62)		—
I	17.02	0.04	—	(7.09)	(7.05)	—	(1.17)	—	(1.17)	(8.22)	8.80	(44.23)		79,436	1.08		1.08		1.08		0.43		—
R3	17.00	(0.01)	—	(7.09)	(7.10)	—	(1.17)	—	(1.17)	(8.27)	8.73	(44.60)		4,148	1.77		1.77		1.77		(0.28)		—
R4	17.05	0.01	—	(7.10)	(7.09)	—	(1.17)	—	(1.17)	(8.26)	8.79	(44.40)		1,232	1.43		1.43		1.43		0.08		—
R5	17.10	0.04	—	(7.13)	(7.09)	—	(1.17)	—	(1.17)	(8.26)	8.84	(44.26)		151	1.16		1.16		1.16		0.37		—
Y	17.12	—	—	(7.09)	(7.09)	—	(1.17)	—	(1.17)	(8.26)	8.86	(44.20)		21,827	1.01		1.01		1.01		0.51		—
For the Year Ended October 31, 2007
A	13.13	—	—	4.13	4.13	—	(0.31)	—	(0.31)	3.82	16.95	32.15		821,428	1.44		1.44		1.44		—		102
B	12.99	(0.07)	—	4.01	3.94	—	(0.31)	—	(0.31)	3.63	16.62	31.01		104,908	2.29		2.29		2.29		(0.86)		—
C	13.00	(0.06)	—	4.03	3.97	—	(0.31)	—	(0.31)	3.66	16.66	31.22		415,688	2.16		2.16		2.16		(0.73)		—
I	13.14	0.02	—	4.17	4.19	—	(0.31)	—	(0.31)	3.88	17.02	32.60		83,905	1.11		1.11		1.11		0.31		—
R3(g)	13.52	(0.03)	—	3.51	3.48	—	—	—	—	3.48	17.00	25.74	(e)	452	1.85	(f)	1.85	(f)	1.85	(f)	(0.43	) (f)	—
R4(h)	13.52	(0.01)	—	3.54	3.53	—	—	—	—	3.53	17.05	26.11	(e)	14	1.47	(f)	1.47	(f)	1.47	(f)	(0.06	) (f)	—
R5(i)	13.52	—	—	3.58	3.58	—	—	—	—	3.58	17.10	26.48	(e)	136	1.22	(f)	1.22	(f)	1.22	(f)	0.03	(f)	—
Y	13.20	0.06	—	4.17	4.23	—	(0.31)	—	(0.31)	3.92	17.12	32.75		158	1.02		1.02		1.02		0.44		—
For the Year Ended October 31, 2006
A	11.07	(0.01)	—	2.22	2.21	—	(0.15)	—	(0.15)	2.06	13.13	20.21		241,238	1.66		1.60		1.60		(0.13)		113
B	11.02	(0.07)	—	2.19	2.12	—	(0.15)	—	(0.15)	1.97	12.99	19.48		29,169	2.54		2.35		2.35		(0.88)		—
C	11.04	(0.06)	—	2.17	2.11	—	(0.15)	—	(0.15)	1.96	13.00	19.35		97,678	2.37		2.33		2.33		(0.86)		—
I(j)	12.51	—	—	0.63	0.63	—	—	—	—	0.63	13.14	5.04	(e)	3,316	1.46	(f)	0.80	(f)	0.80	(f)	0.45	(f)	—
Y	11.08	0.12	—	2.15	2.27	—	(0.15)	—	(0.15)	2.12	13.20	20.74		119	1.20		1.15		1.15		0.39		—
From (commencement of operations) April 29, 2005, through October 31, 2005
A(k)	10.00	(0.01)	—	1.08	1.07	—	—	—	—	1.07	11.07	10.70	(e)	56,981	1.99	(f)	1.60	(f)	1.60	(f)	(0.30	) (f)	46
B(l)	10.00	(0.03)	—	1.05	1.02	—	—	—	—	1.02	11.02	10.20	(e)	6,343	2.97	(f)	2.35	(f)	2.35	(f)	(1.10	) (f)	—
C(m)	10.00	(0.03)	—	1.07	1.04	—	—	—	—	1.04	11.04	10.40	(e)	19,494	2.82	(f)	2.35	(f)	2.35	(f)	(1.12	) (f)	—
Y(n)	10.00	0.02	—	1.06	1.08	—	—	—	—	1.08	11.08	10.80	(e)	332	1.41	(f)	1.15	(f)	1.15	(f)	0.29	(f)	—

(a)	Information presented relates to a share outstanding throughout the indicated period.

(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	Not annualized.

(f)	Annualized.

(g)	Commenced operations on December 22, 2006.

(h)	Commenced operations on December 22, 2006.

(i)	Commenced operations on December 22, 2006.

(j)	Commenced operations on August 31, 2006.

(k)	Commenced operations on April 29, 2005.

(l)	Commenced operations on April 29, 2005.

(m)	Commenced operations on April 29, 2005.

(n)	Commenced operations on April 29, 2005.

22

The Hartford Capital Appreciation II Fund
Directors and Officers (Unaudited)
The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.
Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and three of the Fund’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which collectively consist of 100 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.
The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.
Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its officers or directors who are employed by The Hartford.
Non-Interested Directors
Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.
Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.
Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies.
Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee is Chairman and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions. Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm, from August 2004 to August 2005. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).
William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

23

The Hartford Capital Appreciation II Fund
Directors and Officers (Unaudited) — (continued)
Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.
Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.
Interested Directors and Officers
Thomas M. Marra* (1958) Director since 2002
Mr. Marra has served as President and Chief Operating Officer of The Hartford Financial Services Group, Inc. (“The Hartford”) since 2007. Mr. Marra currently serves as Director of Hartford Life, Inc. (“HL, Inc.”). Mr. Marra served as Chief Operating Officer of Hartford Life Insurance Company, Inc. (“Hartford Life”) (2000-2008), as President of Hartford Life (2002-2008) and as Director of Hartford Life’s Investment Products Division from 1998 to 2000.

* On February 24, 2009, The Hartford and Mr. Marra determined to enter into a mutually agreed separation whereby Mr. Marra will retire, and his role as an executive officer and employee of The Hartford will terminate, effective July 3, 2009. Mr. Marra will resign his position as a Director of the Fund effective June 25, 2009.
Lowndes A. Smith (1939) Director since 2002, Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.
John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as Chief Executive Officer, President and Director of HL, Inc. Mr. Walters previously served as President of the U.S. Wealth Management Division of Hartford Life, Inc., as Co-Chief Operating Officer of Hartford Life Insurance Company (2007-2008) and as Executive Vice President and Director of its Investment Products Division (2000-2008). Mr. Walters also serves as Chairman of the Board, Chief Executive Officer, President and Director of Hartford Life Insurance Company and as Executive Vice President of The Hartford. In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”).

* Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 — 2009).
Other Officers
Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 — 2009))
Mr. Arena serves as Executive Vice President of Hartford Life Insurance Company, (“Hartford Life”). Additionally, Mr. Arena is Director and Senior Vice President of Hartford Administrative Services Company, (“HASCO”), Manager, Chief Executive Officer and President of Hartford Investment Financial Services, LLC (“HIFSCO”) and HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division. Mr. Arena joined American Skandia in 1996.
Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.
Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006 and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury, (the “Treasury”), from 2001 to 2006 where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network, (“FinCEN”) from 2005 — 2006.

24

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life Insurance Company. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.
Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant General Counsel and Assistant Vice President of The Hartford and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, Assistant Vice President of Hartford Life, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.
Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life and as Director of its Investment Advisory Group in the Individual Markets Group segment. He also serves as Senior Vice President of HIFSCO and HL Advisors. Prior to joining The Hartford in 2004, Mr. Meyer was with MassMutual which he joined in 1987.
D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life where he serves as Director of mutual fund product management for The Hartford’s mutual funds and 529 college savings businesses. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.
Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 — 2007.
HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2008 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

25

The Hartford Capital Appreciation II Fund
Expense Example (Unaudited)
Your Fund’s Expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2008 through April 30, 2009.
Actual Expenses
The first column of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	October 31, 2008	Beginning	Ending Account	October 31,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2008 through	expense	1/2	full
	October 31, 2008	April 30, 2009	April 30, 2009	October 31, 2008	April 30, 2009	April 30, 2009	ratio	year	year
Class A	$1,000.00	$1,006.87	$7.91	$1,000.00	$1,016.90	$7.95	1.59%	181	365
Class B	$1,000.00	$1,004.72	$10.78	$1,000.00	$1,014.03	$10.83	2.17	181	365
Class C	$1,000.00	$1,002.35	$11.46	$1,000.00	$1,013.33	$11.53	2.31	181	365
Class I	$1,000.00	$1,009.09	$5.97	$1,000.00	$1,018.84	$6.00	1.20	181	365
Class R3	$1,000.00	$1,005.72	$9.20	$1,000.00	$1,015.62	$9.24	1.85	181	365
Class R4	$1,000.00	$1,007.96	$7.36	$1,000.00	$1,017.45	$7.40	1.48	181	365
Class R5	$1,000.00	$1,007.91	$6.02	$1,000.00	$1,018.79	$6.05	1.21	181	365
Class Y	$1,000.00	$1,010.15	$5.28	$1,000.00	$1,019.53	$5.30	1.06	181	365

26

The Hartford Checks and Balances Fund

The Hartford Checks and Balances Fund
(advised by Hartford Investment Financial Services, LLC)
Performance Overview(1) 5/31/07 — 4/30/09
Growth of a $10,000 investment in Class A which includes Sales Charge
Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.
Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Investment objective — Seeks long-term capital appreciation and income.
Average Annual Total Returns(2,3,4) (as of 4/30/09)

	Inception	1	Since
	Date	Year	Inception

Checks and Balances A#	5/31/07	-25.68%	-13.67%
Checks and Balances A##	5/31/07	-29.76%	-16.18%
Checks and Balances B#	5/31/07	-26.37%	-14.37%
Checks and Balances B##	5/31/07	-29.94%	-16.09%
Checks and Balances C#	5/31/07	-26.26%	-14.29%
Checks and Balances C##	5/31/07	-26.98%	-14.29%
Checks and Balances I#	5/31/07	-25.46%	-13.51%
Checks and Balances R3#	5/31/07	-25.76%	-13.72%
Checks and Balances R4#	5/31/07	-25.65%	-13.65%
Checks and Balances R5#	5/31/07	-25.53%	-13.58%

#	Without sales charge

##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4 and R5 shares will vary from results seen above due to differences in the expenses charged to these classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(3)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2009, which excludes investment transactions as of this date.

(4)	Class I shares commenced operations on 2/29/08. Performance prior to 2/29/08 reflects Class A performance. Class R3, R4 and R5 shares commenced operations on 8/29/08. Performance prior to 8/29/08 reflects Class A performance.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Portfolio Manager
Vernon J. Meyer, CFA
Senior Vice President
How did the Fund perform?
The Class A shares of The Hartford Checks and Balances Fund returned 0.22%, before sales charge, for the six-month period ended April 30, 2009, versus -1.70% for the Lipper Mixed-Asset Target Allocation Growth Funds average, 7.74% for the Barclays Capital U.S. Aggregate Bond Index, -8.53% for the S&P 500 Index, and -7.46% for the Russell 3000 Index.
Why did the Fund perform this way?
The Fund makes equal allocations of its assets to Class Y shares of Hartford Mutual Funds (“Underlying Funds”): The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, and The Hartford Total Return Bond Fund. The Underlying Funds may invest in a wide variety of instruments, which primarily include U.S. and foreign equity securities, fixed income and money market securities. The Fund is not actively managed,

2

and the Fund’s assets will be rebalanced back to one-third each as soon as reasonably practicable whenever the Fund’s investment in any single Underlying Fund deviates from the target allocation by more than 5%.
The Fund’s relative performance benefited most from the performance of The Hartford Total Return Bond Fund which was 6.57%. The return of The Hartford Dividend and Growth Fund of -6.07% detracted most from relative performance. The Hartford Capital Appreciation Fund returned -0.22%.
What is your outlook?
The Fund will continue to make equal allocations of its assets to the three Underlying Funds. Please refer to the Hartford Investor.com website for the shareholder report of each Underlying Fund.
Composition by Underlying Fund
as of April 30, 2009

Percentage of Net
Fund Name	Assets
The Hartford Capital Appreciation Fund, Class Y	34.0%
The Hartford Dividend and Growth Fund, Class Y	32.8
The Hartford Total Return Bond Fund, Class Y	32.8
Other Assets and Liabilities	0.4

Total	100.0%

3

The Hartford Checks and Balances Fund
Schedule of Investments
April 30, 2009 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
AFFILIATED INVESTMENT COMPANIES — 99.6%
EQUITY FUNDS — 66.8%
14,892	The Hartford Capital Appreciation Fund, Class Y		$368,126
26,007	The Hartford Dividend and Growth Fund, Class Y		355,521

	Total equity funds (cost $1,027,810)		$723,647

FIXED INCOME FUNDS — 32.8%
36,911	The Hartford Total Return Bond Fund, Class Y		$354,718

	Total fixed income funds (cost $378,297)		$354,718

	Total investments in affiliated investment companies (cost $1,406,107)		$1,078,365

	Total long-term investments (cost $1,406,107)		$1,078,365

	Total investments (cost $1,406,107) ▲	99 .6%	$1,078,365
	Other assets and liabilities	0 .4%	4,773

	Total net assets	100.0%	$1,083,138

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2009, the cost of securities for federal income tax purposes was $1,408,819 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$—
Unrealized Depreciation	(330,454)

Net Unrealized Depreciation	$(330,454)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.
FAS 157 Disclosure of Investment Valuation Hierarchy Levels

Assets:
Investment in securities — Level 1	$1,078,365

Total	$1,078,365

The accompanying notes are an integral part of these financial statements.

4

The Hartford Checks and Balances Fund
Statement of Assets and Liabilities
April 30, 2009 (Unaudited)
(000’s Omitted)

Assets:
Investments in underlying affiliated funds, at fair value (cost $1,406,107)	$1,078,365
Receivables:
Fund shares sold	6,672
Dividends and interest	1,061
Other assets	208

Total assets	1,086,306

Liabilities:
Payables:
Investment securities purchased	1,606
Fund shares redeemed	1,330
Distribution fees	83
Accrued expenses	149

Total liabilities	3,168

Net assets	$1,083,138

Summary of Net Assets:
Capital stock and paid-in-capital	1,418,396
Accumulated undistributed net investment income	616
Accumulated net realized loss on investments	(8,132)
Unrealized depreciation of investments	(327,742)

Net assets	$1,083,138

Shares authorized	1,000,000

Par value	$0.001

Class A: Net asset value per share/Maximum offering price per share	$7.13/$7.54

Shares outstanding	104,632

Net assets	$745,814

Class B: Net asset value per share	$7.10

Shares outstanding	14,643

Net assets	$103,990

Class C: Net asset value per share	$7.11

Shares outstanding	31,465

Net assets	$223,587

Class I: Net asset value per share	$7.13

Shares outstanding	1,300

Net assets	$9,273

Class R3: Net asset value per share	$7.13

Shares outstanding	44

Net assets	$312

Class R4: Net asset value per share	$7.13

Shares outstanding	12

Net assets	$83

Class R5: Net asset value per share	$7.13

Shares outstanding	11

Net assets	$79

The accompanying notes are an integral part of these financial statements.

5

The Hartford Checks and Balances Fund
Statement of Operations
For the Six Month Period Ended April 30, 2009 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends from underlying affiliated funds	$20,841

Total investment income	20,841

Expenses:
Transfer agent fees	771
Distribution fees
Class A	810
Class B	446
Class C	1,017
Class R3	—
Class R4	—
Custodian fees	—
Accounting services	57
Registration and filing fees	115
Board of Directors’ fees	3
Audit fees	18
Other expenses	67

Total expenses (before waivers)	3,304
Expense waivers	(43)

Total waivers	(43)

Total expenses, net	3,261

Net investment income	17,580

Net Realized Loss on Investments:
Net realized loss on investments in underlying affiliated funds	(5,421)

Net Realized Loss on Investments	(5,421)

Net Changes in Unrealized Depreciation of Investments:
Net unrealized depreciation of investments	(6,664)

Net Changes in Unrealized Depreciation of Investments	(6,664)

Net Loss on Investments	(12,085)

Net Increase in Net Assets Resulting from Operations	$5,495

The accompanying notes are an integral part of these financial statements.

6

The Hartford Checks and Balances Fund
Statement of Changes in Net Assets
(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2009	Year Ended
	(Unaudited)	October 31, 2008
Operations:
Net investment income	$17,580	$12,797
Net realized gain (loss) on investments	(5,421)	6,765
Net unrealized depreciation of investments	(6,664)	(329,223)

Net increase (decrease) in net assets resulting from operations	5,495	(309,661)

Distributions to Shareholders:
From net investment income
Class A	(13,292)	(10,497)
Class B	(1,500)	(874)
Class C	(3,439)	(2,405)
Class I	(192)	(47)
Class R3	(2)	—
Class R4	(1)	(1)
Class R5	(2)	(1)
From net realized gain on investments
Class A	(4,882)	—
Class B	(671)	—
Class C	(1,587)	—
Class I	(62)	—
Class R3	(1)	—
Class R4	—	—
Class R5	(1)	—

Total distributions	(25,632)	(13,825)

Capital Share Transactions:
Class A	109,430	696,123
Class B	17,207	97,717
Class C	17,428	229,519
Class I	1,288	10,092
Class R3	220	101
Class R4	6	100
Class R5	2	101

Net increase from capital share transactions	145,581	1,033,753

Net increase in net assets	125,444	710,267
Net Assets:
Beginning of period	957,694	247,427

End of period	$1,083,138	$957,694

Accumulated undistributed (distribution in excess of) net investment income (loss)	$616	$1,464

The accompanying notes are an integral part of these financial statements.

7

The Hartford Checks and Balances Fund
Notes to Financial Statements
April 30, 2009 (Unaudited)
(000’s Omitted)
1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-two portfolios. Financial statements for The Hartford Checks and Balances Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares are sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors through advisory fee-based wrap programs. Classes R3, R4, R5 shares, which are offered to employer-sponsored retirement plans, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and except that Class B shares automatically convert to Class A shares after 8 years.

The Fund seeks its investment goal through investment in Class Y shares of a combination of Hartford mutual funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund and The Hartford Total Return Bond Fund. The Fund is managed by Hartford Investment Financial Services, LLC (“HIFSCO”).

Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments will be allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). After the Close Date, existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The accounting policies of the affiliated underlying funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The affiliated Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).
a)	Security Transactions and Investment Income — Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date. Income and capital gain distributions from Underlying Funds are recorded on the ex-dividend date.

8

b)	Security Valuation — Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the valuation date.

The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary markets, but before the close of the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, ADR’s, exchange traded funds (“ETF’s”)) after the close of the foreign markets but before the close of the Exchange. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Debt securities (other than short-term obligations and senior floating rate interests) held by the Fund are valued on the basis of valuations furnished by an independent pricing service which determines valuations for normal institutional size trading units of debt securities. Senior floating rate interests generally trade in over-the-counter markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by the Fund’s Board of Directors. Generally, the Fund may use fair valuation in regard to debt securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that mature in 60 days or less are valued at amortized cost, which approximates market value.

Exchange traded equity securities shall be valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time. If it is not possible to determine the last reported sale price or official closing price on the relevant exchange or market at the Valuation Time, the value of the security shall be taken to be the most recent mean between bid and asked prices on such exchange or market at the Valuation Time.

Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Options contracts on securities, currencies, indexes, futures contracts, commodities and other instruments shall be valued at their most recent sales price at the Valuation Time on the Primary Market on which the instrument is primarily traded.

9

The Hartford Checks and Balances Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
If the instrument did not trade on the Primary Market, it may be valued at the most recent sales price at the Valuation Time on another exchange or market where it did trade.

Futures contracts are valued at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively. If a settlement price is not available, futures contracts will be valued at the most recent trade price as of the Valuation Time. If there were no trades, the contract shall be valued at the mean of the closing bid/ask prices as of the Valuation Time.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

A forward currency contract shall be valued based on the price of the underlying currency at the prevailing interpolated exchange rate, which is a combination of the spot currency rate and the forward currency rate. Spot currency rates and forward currency rates are obtained from an independent pricing service on a daily basis not more than one hour before the Valuation Time.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Fund’s Board of Directors.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

c)	Fund Share Valuation and Dividend Distributions to Shareholders — Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid quarterly. Dividends are paid on shares beginning on the business day after the day when the funds used to purchase the shares are collected by the transfer agent for the Fund. Long-term capital gains distributions received from underlying funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences include but are not limited to foreign currency gains and losses, losses deferred due to wash sales adjustments, adjustments related to Passive Foreign Investment Companies and certain derivatives, and excise tax regulations. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

10

d)	Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

e)	Financial Accounting Standards Board Financial Accounting Standards No. 157 — Effective November 1, 2008, the Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. Fair value is defined under FAS 157 as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Under FAS 157, a fair value measurement should reflect all of the assumptions that market participants would use in pricing the asset or liability, including assumptions about the risk inherent in a particular valuation technique, the effect of a restriction on the sale or use of an asset, and the risk of nonperformance.

Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized, per FAS 157, into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 — Quoted prices in active markets for identical securities. Level 1 includes exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•	Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 includes debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services and foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•	Level 3 — Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes and require significant management judgment or estimation. This category includes broker quoted securities, long dated OTC options and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a good representation of exit price.
Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

FAS 157 also requires that a roll forward reconciliation be shown for all Level 3 securities from the beginning of the reporting period to the end of the reporting period. Part of this reconciliation includes transfers in and/or out of Level 3. For purposes of this reconciliation, transfers in are shown at the end of period fair value and transfers out are shown at the beginning of period fair value. During the six-month period ended April 30, 2009, the Fund held no Level 3 securities.

FASB Staff Position No. 157-4 — In April 2009, FASB released FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP FAS 157-4”). FSP FAS 157-4 provides additional guidance on determining whether a market for a financial asset is not active and a transaction is not distressed when measuring fair value under FAS 157. The FSP also requires additional disclosure detail on debt and equity securities by major investment categories. FSP FAS 157-4 is effective for interim and annual periods ending after June 15, 2009. At this time, management is evaluating the implications of FSP FAS 157-4 and does not believe it will impact valuation but will require additional disclosure. This additional disclosure has not yet been implemented.

11

The Hartford Checks and Balances Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
f)	Financial Accounting Standards Board Financial Accounting Standards No. 161 — In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires companies to disclose information detailing the objectives and strategies for using derivative instruments, the level of derivative activity entered into by the company and any credit risk-related contingent features of the agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and has not yet implemented the new disclosure standard.

g)	Indemnifications: Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
3.	Federal Income Taxes:
a)	Federal Income Taxes — For federal income tax purposes, the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and the Fund intends to distribute substantially all of its income and gains during the calendar year ending December 31, 2009. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2008	October 31, 2007 *
Ordinary Income	$13,825	$483

*	For the period May 31, 2007 (commencement of operations) through October 31, 2007.
As of October 31, 2008, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$1,464
Undistributed Long-Term Capital Gain	$7,205
Unrealized Depreciation*	$(323,790)

Total Accumulated Deficit	$(315,121)

*	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable to the tax deferral of wash sales losses, the mark-to-market adjustment for certain derivatives in accordance with IRC Sec. 1256, the mark to market for Passive Foreign Investment Companies and basis differences in real estate investment trusts.

12

c)	Reclassification of Capital Accounts — In accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Fund has recorded reclassifications in its capital account. These reclassifications had no impact on the NAV of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. As of October 31, 2008, the Fund recorded reclassifications to increase undistributed net investment income by $2,272 and decrease accumulated net realized loss by $2,272.

d)	Financial Accounting Standards Board Interpretation No. 48 — On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. The Fund adopted FIN 48 for fiscal years beginning after December 15, 2006. Management has evaluated the implications of FIN 48 for all open tax years (tax years ended October 31, 2007 – 2008) and has determined there is no impact to the Fund’s financial statements.
4.	Expenses:
a)	Investment Management Agreements — HIFSCO serves as investment manager to the Fund pursuant to an Investment Management Agreement with The Hartford Mutual Funds, Inc. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. The Fund is managed by HIFSCO in accordance with the Fund’s investment objective and policies. The Fund does not currently pay any fees to HIFSCO for managing the Fund.

b)	Accounting Services Agreement — Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting service fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%
c)	Operating Expenses — Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the six-month period ended April 30, 2009, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5
1.15%	1.90%	1.90%	0.90%	1.45%	1.15%	0.95%
Voluntary limitations for total operating expenses include expenses incurred as the result of investing in other investment companies. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations.

d)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares — HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2009, HIFSCO received front-end load sales charges of $6,642 and contingent deferred sales charges of $396 from the Fund.

13

The Hartford Checks and Balances Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
For the six-month period ended April 30, 2009, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $153. These commissions are in turn paid to sales representatives of the broker/dealers.

e)	Other Related Party Transactions — Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2009, a portion of the Fund’s chief compliance officer’s salary was paid by the Fund in the amount of $2. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO was compensated $747 for providing such services. These fees are accrued daily and paid monthly.
5.	Affiliate Holdings:

As of April 30, 2009, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R3	11
Class R4	11
Class R5	11
6.	Investment Transactions:

For the six-month period ended April 30, 2009, the Fund’s aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$170,046
Sales Proceeds Excluding U.S. Government Obligations	31,686

14

7.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2009 and the year ended October 31, 2008:

	For the Six-Month Period Ended April 30, 2009					For the Year Ended October 31, 2008
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	29,041	2,588	(15,757)	—	15,872	82,896	1,054	(11,616)	—	72,334
Amount	$196,482	$17,419	$(104,471)	$—	$109,430	$788,469	$9,911	$(102,257)	$—	$696,123
Class B
Shares	3,808	306	(1,591)	—	2,523	11,434	86	(1,283)	—	10,237
Amount	$25,603	$2,051	$(10,447)	$—	$17,207	$108,095	$808	$(11,186)	$—	$97,717
Class C
Shares	7,069	661	(5,265)	—	2,465	27,792	217	(4,262)	—	23,747
Amount	$47,740	$4,441	$(34,753)	$—	$17,428	$264,512	$2,054	$(37,047)	$—	$229,519
Class I
Shares	645	34	(512)	—	167	1,291	4	(162)	—	1,133
Amount	$4,383	$230	$(3,325)	$—	$1,288	$11,382	$39	$(1,329)	$—	$10,092
Class R3
Shares	33	—	—	—	33	11	—	—	—	11
Amount	$218	$2	$—	$—	$220	$101	$—	$—	$—	$101
Class R4
Shares	1	—	—	—	1	11	—	—	—	11
Amount	$5	$2	$(1)	$—	$6	$100	$—	$—	$—	$100
Class R5
Shares	—	—	—	—	—	11	—	—	—	11
Amount	$—	$2	$—	$—	$2	$100	$1	$—	$—	$101
The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued and Class B shares redeemed) for the six-month period ended April 30, 2009 and the year ended October 31, 2008:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2009	44	$294
For the Year Ended October 31, 2008	51	$465
8.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. During the six-month period ended April 30, 2009, the Fund did not have any borrowings under this facility.

15

The Hartford Checks and Balances Fund
Financial Highlights — (Unaudited)

	- Selected Per-Share Data - (a)											- Ratios and Supplemental Data -
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
															Net Assets		Net Assets		Net Assets
															Before		After		After
				Net											Waivers		Waivers		Waivers
				Realized											and		and		and		Ratio of
				and Un-			Distrib-			Net					Reimburse-		Reimburse-		Reimburse-		Net
		Net	Pay-	realized		Dividends	utions			Increase	Net				ments and		ments and		ments and		Invest-		Port-
	Net Asset	Invest-	ments	Gain		from Net	from	Distri-		(Decrease)	Asset			Net Assets	Including		Including		Excluding		ment		folio
	Value at	ment	from	(Loss) on	Total from	Invest-	Realized	butions	Total	in Net	Value at			at End of	Expenses		Expenses		Expenses		Income to		Turn-
	Beginning	Income	(to)	Invest-	Investment	ment	Capital	from	Distri-	Asset	End of	Total		Period	not Subject		not Subject		not Subject		Average		over
Class	of Period	(Loss)	Affiliate	ments	Operations	Income	Gains	Capital	butions	Value	Period	Return(b)		(000’s)	to Cap(c)		to Cap(c)		to Cap(c)		Net Assets		Rate(d)
For the Six-Month Period Ended April 30, 2009 (Unaudited)
A	$7.32	$0.13	$—	$(0.13)	$—	$(0.14)	$(0.05)	$—	$(0.19)	$(0.19)	$7.13	0.22	%(e)	$745,814	0.45	%(f)	0.45	%(f)	0.45	%(f)	3.93	%(f)	3%
B	7.29	0.11	—	(0.13)	(0.02)	(0.12)	(0.05)	—	(0.17)	(0.19)	7.10	(0.14	) (e)	103,990	1.32	(f)	1.24	(f)	1.24	(f)	3.13	(f)	—
C	7.29	0.11	—	(0.12)	(0.01)	(0.12)	(0.05)	—	(0.17)	(0.18)	7.11	(0.01	) (e)	223,587	1.22	(f)	1.21	(f)	1.21	(f)	3.20	(f)	—
I	7.32	0.14	—	(0.13)	0.01	(0.15)	(0.05)	—	(0.20)	(0.19)	7.13	0.37	(e)	9,273	0.16	(f)	0.16	(f)	0.16	(f)	4.31	(f)	—
R3	7.31	0.13	—	(0.13)	—	(0.13)	(0.05)	—	(0.18)	(0.18)	7.13	0.23	(e)	312	0.82	(f)	0.77	(f)	0.77	(f)	2.67	(f)	—
R4	7.32	0.13	—	(0.13)	—	(0.14)	(0.05)	—	(0.19)	(0.19)	7.13	0.21	(e)	83	0.46	(f)	0.46	(f)	0.46	(f)	3.94	(f)	—
R5	7.32	0.14	—	(0.13)	0.01	(0.15)	(0.05)	—	(0.20)	(0.19)	7.13	0.36	(e)	79	0.15	(f)	0.15	(f)	0.15	(f)	4.27	(f)	—
For the Year Ended October 31, 2008
A	10.51	0.21	—	(3.17)	(2.96)	(0.23)	—	—	(0.23)	(3.19)	7.32	(28.70)		649,297	0.42		0.41		0.41		2.08		6
B	10.49	0.15	—	(3.19)	(3.04)	(0.16)	—	—	(0.16)	(3.20)	7.29	(29.32)		88,364	1.26		1.23		1.23		1.22		—
C	10.49	0.15	—	(3.18)	(3.03)	(0.17)	—	—	(0.17)	(3.20)	7.29	(29.29)		211,502	1.17		1.17		1.17		1.26		—
I(g)	9.89	0.14	—	(2.57)	(2.43)	(0.14)	—	—	(0.14)	(2.57)	7.32	(23.71	) (e)	8,293	0.16	(f)	0.16	(f)	0.16	(f)	2.09	(f)	—
R3(h)	9.38	0.03	—	(2.06)	(2.03)	(0.04)	—	—	(0.04)	(2.07)	7.31	(21.19	) (e)	80	0.81	(f)	0.80	(f)	0.80	(f)	1.93	(f)	—
R4(i)	9.38	0.03	—	(2.05)	(2.02)	(0.04)	—	—	(0.04)	(2.06)	7.32	(21.06	) (e)	79	0.51	(f)	0.50	(f)	0.50	(f)	2.23	(f)	—
R5(j)	9.38	0.03	—	(2.04)	(2.01)	(0.05)	—	—	(0.05)	(2.06)	7.32	(21.04	) (e)	79	0.21	(f)	0.21	(f)	0.21	(f)	2.52	(f)	—
From (commencement of operations) May 31, 2007, through October 31, 2007
A(k)	10.00	0.05	—	0.51	0.56	(0.05)	—	—	(0.05)	0.51	10.51	5.56	(e)	172,572	0.43	(f)	0.43	(f)	0.43	(f)	1.77	(f)	—
B(l)	10.00	0.03	—	0.49	0.52	(0.03)	—	—	(0.03)	0.49	10.49	5.24	(e)	19,750	1.26	(f)	1.25	(f)	1.25	(f)	0.96	(f)	—
C(m)	10.00	0.03	—	0.49	0.52	(0.03)	—	—	(0.03)	0.49	10.49	5.23	(e)	55,105	1.18	(f)	1.18	(f)	1.18	(f)	1.02	(f)	—

(a)	Information presented relates to a share outstanding throughout the indicated period.

(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Expense ratios do not include expenses of the Underlying Funds.

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	Not annualized.

(f)	Annualized.

(g)	Commenced operations on February 29, 2008.

(h)	Commenced operations on August 29, 2008.

(i)	Commenced operations on August 29, 2008.

(j)	Commenced operations on August 29, 2008.

(k)	Commenced operations on May 31, 2007.

(l)	Commenced operations on May 31, 2007.

(m)	Commenced operations on May 31, 2007.

16

The Hartford Checks and Balances Fund
Directors and Officers (Unaudited)
The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.
Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and three of the Fund’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which collectively consist of 100 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.
The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.
Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its officers or directors who are employed by The Hartford.
Non-Interested Directors
Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.
Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.
Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies.
Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee is Chairman and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions. Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm, from August 2004 to August 2005. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).
William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

17

The Hartford Checks and Balances Fund
Directors and Officers (Unaudited) — (continued)
Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.
Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.
Interested Directors and Officers
Thomas M. Marra* (1958) Director since 2002
Mr. Marra has served as President and Chief Operating Officer of The Hartford Financial Services Group, Inc. (“The Hartford”) since 2007. Mr. Marra currently serves as Director of Hartford Life, Inc. (“HL, Inc.”). Mr. Marra served as Chief Operating Officer of Hartford Life Insurance Company, Inc. (“Hartford Life”) (2000-2008), as President of Hartford Life (2002-2008) and as Director of Hartford Life’s Investment Products Division from 1998 to 2000.

*	On February 24, 2009, The Hartford and Mr. Marra determined to enter into a mutually agreed separation whereby Mr. Marra will retire, and his role as an executive officer and employee of The Hartford will terminate, effective July 3, 2009. Mr. Marra will resign his position as a Director of the Fund effective June 25, 2009.
Lowndes A. Smith (1939) Director since 2002, Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.
John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as Chief Executive Officer, President and Director of HL, Inc. Mr. Walters previously served as President of the U.S. Wealth Management Division of Hartford Life, Inc., as Co-Chief Operating Officer of Hartford Life Insurance Company (2007-2008) and as Executive Vice President and Director of its Investment Products Division (2000-2008). Mr. Walters also serves as Chairman of the Board, Chief Executive Officer, President and Director of Hartford Life Insurance Company and as Executive Vice President of The Hartford. In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”).

*	Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 - 2009).
Other Officers
Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 - 2009))
Mr. Arena serves as Executive Vice President of Hartford Life Insurance Company, (“Hartford Life”). Additionally, Mr. Arena is Director and Senior Vice President of Hartford Administrative Services Company, (“HASCO”), Manager, Chief Executive Officer and President of Hartford Investment Financial Services, LLC (“HIFSCO”) and HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division. Mr. Arena joined American Skandia in 1996.
Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

18

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006 and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury, (the “Treasury”), from 2001 to 2006 where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network, (“FinCEN”) from 2005 - 2006.
Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life Insurance Company. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.
Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant General Counsel and Assistant Vice President of The Hartford and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, Assistant Vice President of Hartford Life, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.
Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life and as Director of its Investment Advisory Group in the Individual Markets Group segment. He also serves as Senior Vice President of HIFSCO and HL Advisors. Prior to joining The Hartford in 2004, Mr. Meyer was with MassMutual which he joined in 1987.
D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life where he serves as Director of mutual fund product management for The Hartford’s mutual funds and 529 college savings businesses. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.
Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 - 2007.
HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2008 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

19

The Hartford Checks and Balances Fund
Expense Example (Unaudited)
Your Fund’s Expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2008 through April 30, 2009.
Actual Expenses
The first column of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	October 31, 2008	Beginning	Ending Account	October 31,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2008 through	expense	1/2	full
	October 31, 2008	April 30, 2009	April 30, 2009	October 31, 2008	April 30, 2009	April 30, 2009	ratio	year	year
Class A	$1,000.00	$1,002.23	$2.23	$1,000.00	$1,022.56	$2.25	0.45%	181	365
Class B	$1,000.00	$998.57	$6.14	$1,000.00	$1,018.64	$6.20	1.24	181	365
Class C	$1,000.00	$999.87	$5.99	$1,000.00	$1,018.79	$6.05	1.21	181	365
Class I	$1,000.00	$1,003.71	$0.79	$1,000.00	$1,024.00	$0.80	0.16	181	365
Class R3	$1,000.00	$1,002.26	$3.82	$1,000.00	$1,020.97	$3.85	0.77	181	365
Class R4	$1,000.00	$1,002.11	$2.28	$1,000.00	$1,022.51	$2.30	0.46	181	365
Class R5	$1,000.00	$1,003.59	$0.74	$1,000.00	$1,024.05	$0.75	0.15	181	365

20

The Hartford Conservative Allocation Fund

The Hartford Conservative Allocation Fund
(subadvised by Hartford Investment Management Company)
Performance Overview(1) 5/28/04 — 4/30/09
Growth of a $10,000 investment in Class A which includes Sales Charge
Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Investment objective — Seeks current income and long-term capital appreciation.
Average Annual Total Returns(2,3,4) (as of 4/30/09)

	Inception	1	Since
	Date	Year	Inception

Conservative Allocation A#	5/28/04	-18.67%	0.69%
Conservative Allocation A##	5/28/04	-23.15%	-0.46%
Conservative Allocation B#	5/28/04	-19.29%	0.00%
Conservative Allocation B##	5/28/04	-23.22%	-0.34%
Conservative Allocation C#	5/28/04	-19.24%	0.00%
Conservative Allocation C##	5/28/04	-20.03%	0.00%
Conservative Allocation I#	5/28/04	-18.44%	0.84%
Conservative Allocation R3#	5/28/04	-18.92%	0.49%
Conservative Allocation R4#	5/28/04	-18.73%	0.66%
Conservative Allocation R5#	5/28/04	-18.46%	0.80%

#	Without sales charge

##	With sales charge

NA	Not Applicable
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4 and R5 shares will vary from results seen above due to differences in the expenses charged to these classes.

(2)	Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class A performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(4)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2009, which excludes investment transactions as of this date.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Portfolio Managers
Hugh Whelan, CFA	Edward C. Caputo, CFA
Managing Director	Vice President
How did the Fund perform?
The Class A shares of The Hartford Conservative Allocation Fund returned 2.30%, before sales charge, for the six-month period ended April 30, 2009. In comparison, its benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, returned -8.53% and 7.74%, respectively, while the average return for the Lipper Mixed-Asset Target Allocation Conservative Funds category, a group of funds with investment strategies similar to those of the Fund, was 1.54%.
Why did the Fund perform this way?
The U.S. recession continued to deepen during the six-month period under review. Rising unemployment weighed on personal income and spending, while first quarter industrial production posted the steepest quarterly decline in more than 30 years. However, as the six-month period drew to a close, there were some signs that perhaps the rate of economic decline was beginning to slow. Financial conditions stabilized a bit, while the Fed’s purchases of long-term Treasuries and mortgage-backed securities also provided strong support for the mortgage market, driving fixed mortgage rates lower. Generally, the Fund’s target asset allocation is set at approximately 40% equities and 60% fixed-income.
This environment initially created another difficult period for stocks, with the S&P 500 Index closing at a new low of 676.53 on March 9, down -29.30% since the start of the 6-month period. However, emergent signs of a slowdown in the economy’s free-fall helped lift the index through the remainder of the period, leaving it down “only” -8.53% for the period.

2

The index was in the black in March and April, gaining 8.76% and 9.57%, respectively, for a gain of 29.38% from March 9 through the end of the period. Declines were widespread across most equity asset classes during the six-month period. Among the eleven equity asset classes in our investment universe, emerging market stocks, EAFE small cap stocks, and U.S. midcap growth stock indices posted positive returns over the 6-month period. U.S. Real-Estate Investment Trusts (REITS) led the way lower during the period, while growth stocks continued to outperform value stocks across all market capitalization levels. International stocks outperformed U.S. stocks.
In fixed income, five and ten year Treasury yields increased during the 6-month period. Within the major sectors of the Barclays Capital U.S. Aggregate Index, investment grade credit was the top performer at 11.47%, while commercial mortgage-backed securities (CMBS) were the weakest performers at 1.32%. In the high yield asset classes, high yield bonds and emerging markets debt both outperformed the Barclays Capital U.S. Aggregate Index, while floating rate notes did not. In addition, Treasury Inflation-Protection Securities (TIPS) were the best performing investment grade asset class in our investment universe, at 9.46%.
There are two main drivers of the Fund’s performance: asset allocation among various asset classes and performance of the underlying funds. With regard to asset allocation, the Fund maintains relatively fixed exposures to the equity and fixed income markets. Therefore, we seek to add value by strategically allocating within the equity and fixed income investment sub asset classes. Our asset allocation decisions detracted from the Fund’s overall performance during the period.
Concerning the Fund’s equity exposure, favorable allocations to emerging market stocks and international small cap stocks helped offset unfavorable allocations to U.S. stocks. By design, the Fund also maintains exposure to various fixed income asset classes to deliver a well diversified portfolio solution. Favorable allocations to TIPS failed to offset the impact of unfavorable allocations to floating rate notes. Based on the risk preferences of the Fund’s mandate, the portfolio’s duration (a measure of a bond’s sensitivity to changes in interest rates) is targeted to be less than the Barclay’s Capital U.S. Aggregate Index. The shorter duration positioning detracted from the Fund’s performance over the period.
Beyond the asset allocation decision, we also seek to add value by selecting the underlying mutual funds that will most effectively deliver the target asset class exposures. We analyze all of the funds in our investment universe, looking through each fund’s objective and stated benchmark to see what it actually holds and how it really behaves. During the period, underlying fund selection detracted from our overall performance.
During the period, the Fund continued to utilize Exchange-Traded Funds (ETFs) to obtain asset class exposures otherwise unavailable through The Hartford family of funds. Specifically, the Fund has target allocations to ETFs that provide U.S. real estate and international real estate exposure, as well as emerging market debt exposure.
Whenever possible, we rely on cash flows to execute our allocation changes. However, a hard rebalance (i.e. a fund rebalancing to move the underlying fund investments to their target allocation percentages) was required during the first quarter of 2009 to bring the fund allocations closer to their targets.
What is the outlook?
In fixed income, risk premiums (the additional compensation paid to investors to tolerate the increased level of risk in a given asset class relative to Treasuries) across most asset classes reversed course and began to contract as conditions improved and volatility declined. An onslaught of government policy, from fiscal stimulus to quantitative easing, was the primary catalyst and buyers of historically inexpensive corporate debt emerged as more market participants recognized relative value versus equities. Although risk premiums have come off their historical peak, spreads remain significantly wider (i.e. short and long term interest rates farther apart) than in prior recessions.
In equities the earnings picture is cloudy. First, earnings are falling at near record-breaking rates and all indications are that they will continue to fall. Second, the quality and reliability of the earnings reported is lower than historical standards as the gap between pro forma (“street”) earnings and GAAP (Generally Accepted Accounting Principles) earnings rose in the past several months. Third, there is little clarity in future earnings prospects as the disparity among analyst estimates for future earnings remains at elevated levels. Historically, such consensus building was a precondition to the final, sustained recovery from bear markets associated with recessions.
We believe that investors are well served by adhering to a strategic, diversified portfolio and rebalancing accordingly. We construct these portfolios based upon the long-term properties of asset classes. We look at their long-term returns, volatilities, and correlations between each other and run optimizations to build an optimal portfolio.
Composition by Underlying Fund
as of April 30, 2009

Percentage of Net
Fund Name	Assets
Powershares Emerging Markets Sovereign Debt Portfolio ETF	0.3%
SPDR DJ Wilshire International Real Estate ETF	0.4
SPDR DJ Wilshire REIT ETF	0.6
State Street Bank Money Market Fund	0.0
The Hartford Capital Appreciation Fund, Class Y	10.7
The Hartford Capital Appreciation II Fund, Class Y	2.9
The Hartford Disciplined Equity Fund, Class Y	5.8
The Hartford Dividend and Growth Fund, Class Y	1.7
The Hartford Equity Income Fund, Class Y	2.8
The Hartford Floating Rate Fund, Class Y	7.9
The Hartford Fundamental Growth Fund, Class Y	0.6
The Hartford Global Growth Fund, Class Y	2.9
The Hartford Growth Opportunities Fund, Class Y	2.0
The Hartford High Yield Fund, Class Y	5.1
The Hartford Income Fund, Class Y	10.0
The Hartford Inflation Plus Fund, Class Y	9.4
The Hartford International Opportunities Fund, Class Y	3.5
The Hartford International Small Company Fund, Class Y	1.9
The Hartford Select MidCap Value Fund, Class Y	0.7
The Hartford Select SmallCap Value Fund, Class Y	1.0
The Hartford Short Duration Fund, Class Y	10.2
The Hartford Strategic Income Fund, Class Y	3.6
The Hartford Total Return Bond Fund, Class Y	11.5
The Hartford Value Fund, Class Y	4.2
Other Assets and Liabilities	0.3

Total	100.0%

3

The Hartford Conservative Allocation Fund
Schedule of Investments
April 30, 2009 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES — 98.4%
EQUITY FUNDS — 40.7%
786	The Hartford Capital Appreciation Fund, Class Y		$19,424
586	The Hartford Capital Appreciation II Fund, Class Y •		5,240
1,162	The Hartford Disciplined Equity Fund, Class Y		10,541
218	The Hartford Dividend and Growth Fund, Class Y		2,984
556	The Hartford Equity Income Fund, Class Y		5,024
146	The Hartford Fundamental Growth Fund, Class Y •		1,122
477	The Hartford Global Growth Fund, Class Y •		5,223
198	The Hartford Growth Opportunities Fund, Class Y •		3,562
627	The Hartford International Opportunities Fund, Class Y		6,361
448	The Hartford International Small Company Fund, Class Y		3,503
193	The Hartford Select MidCap Value Fund, Class Y		1,213
267	The Hartford Select SmallCap Value Fund, Class Y		1,773
933	The Hartford Value Fund, Class Y		7,519

	Total equity funds (cost $94,937)		$73,489

FIXED INCOME FUNDS — 57.7%
1,964	The Hartford Floating Rate Fund, Class Y		$14,297
1,620	The Hartford High Yield Fund, Class Y		9,252
2,101	The Hartford Income Fund, Class Y		18,023
1,591	The Hartford Inflation Plus Fund, Class Y		17,036
2,019	The Hartford Short Duration Fund, Class Y		18,410
855	The Hartford Strategic Income Fund, Class Y		6,599
2,162	The Hartford Total Return Bond Fund, Class Y		20,779

	Total fixed income funds (cost $115,232)		$104,396

	Total investments in affiliated investment companies (cost $210,169)		$177,885

EXCHANGE TRADED FUNDS — 1.3%
22	Powershares Emerging Markets Sovereign Debt Portfolio ETF		$498
26	SPDR DJ Wilshire International Real Estate ETF		656
33	SPDR DJ Wilshire REIT ETF		1,150

	Total exchange traded funds (cost $2,577)		$2,304

	Total long-term investments (cost $212,746)		$180,189

SHORT-TERM INVESTMENTS — 0.0%
3	State Street Bank Money Market Fund		$3

	Total short-term investments (cost $3)		$3

	Total investments (cost $212,749) ▲	99.7%	$180,192

	Other assets and liabilities	0.3%	560

	Total net assets	100.0%	$180,752

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2009, the cost of securities for federal income tax purposes was $213,671 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,304
Unrealized Depreciation	(34,783)

Net Unrealized Depreciation	$(33,479)

•	Currently non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.
FAS 157 Disclosure of Investment Valuation Hierarchy Levels

Assets:
Investment in securities — Level 1	$180,192

Total	$180,192

The accompanying notes are an integral part of these financial statements.

4

The Hartford Conservative Allocation Fund
Statement of Assets and Liabilities
April 30, 2009 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at fair value (cost $2,580)	$2,307
Investments in underlying affiliated funds, at fair value (cost $210,169)	177,885
Receivables:
Fund shares sold	553
Dividends and interest	370
Other assets	96

Total assets	181,211

Liabilities:
Payables:
Investment securities purchased	166
Fund shares redeemed	234
Investment management fees	5
Distribution fees	14
Accrued expenses	40

Total liabilities	459

Net assets	$180,752

Summary of Net Assets:
Capital stock and paid-in-capital	231,924
Accumulated undistributed net investment income	285
Accumulated net realized loss on investments	(18,900)
Unrealized depreciation of investments	(32,557)

Net assets	$180,752

Shares authorized	400,000

Par value	$0.001

Class A: Net asset value per share/Maximum offering price per share	$8.32/$8.80

Shares outstanding	13,372

Net assets	$111,289

Class B: Net asset value per share	$8.32

Shares outstanding	2,496

Net assets	$20,771

Class C: Net asset value per share	$8.31

Shares outstanding	4,578

Net assets	$38,063

Class I: Net asset value per share	$8.31

Shares outstanding	43

Net assets	$355

Class R3: Net asset value per share	$8.37

Shares outstanding	23

Net assets	$189

Class R4: Net asset value per share	$8.31

Shares outstanding	798

Net assets	$6,630

Class R5: Net asset value per share	$8.32

Shares outstanding	415

Net assets	$3,455

The accompanying notes are an integral part of these financial statements.

5

The Hartford Conservative Allocation Fund
Statement of Operations
For the Six Month Period Ended April 30, 2009 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$42
Dividends from underlying affiliated funds	3,713

Total investment income	3,755

Expenses:
Investment management fees	126
Transfer agent fees	107
Distribution fees
Class A	129
Class B	97
Class C	182
Class R3	—
Class R4	7
Custodian fees	1
Accounting services	10
Registration and filing fees	47
Board of Directors’ fees	2
Audit fees	4
Other expenses	37

Total expenses (before waivers)	749
Expense waivers	(14)

Total waivers	(14)

Total expenses, net	735

Net investment income	3,020

Net Realized Loss on Investments:
Net realized loss on investments in underlying affiliated funds	(9,662)

Net Realized Loss on Investments	(9,662)

Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	10,269

Net Changes in Unrealized Appreciation of Investments	10,269

Net Gain on Investments	607

Net Increase in Net Assets Resulting from Operations	$3,627

The accompanying notes are an integral part of these financial statements.

6

The Hartford Conservative Allocation Fund
Statement of Changes in Net Assets
(000’s Omitted)

	For the Six-Month
	Period Ended		For the
	April 30, 2009		Year Ended
	(Unaudited)		October 31, 2008
Operations:
Net investment income	$3,020		$5,728
Net realized loss on investments	(9,662)		(5,242)
Net unrealized appreciation (depreciation) of investments	10,269		(53,423)

Net increase (decrease) in net assets resulting from operations	3,627		(52,937)

Distributions to Shareholders:
From net investment income
Class A	(2,081)		(4,987)
Class B	(315)		(812)
Class C	(603)		(1,672)
Class I	(8)		(45)
Class R3	(1)		(5)
Class R4	(116)		(153)
Class R5	(53)		(58)
From net realized gain on investments
Class A	—		(4,169)
Class B	—		(882)
Class C	—		(1,608)
Class I	—		(57)
Class R3	—		(1)
Class R4	—		(21)
Class R5	—		(21)

Total distributions	(3,177)		(14,491)

Capital Share Transactions:
Class A	3,025	*	26,954
Class B	17	†	2,936
Class C	(1,963	) ‡	9,856
Class I	(61)		(817)
Class R3	(77	) §	324
Class R4	1,713	**	6,057
Class R5	1,285	††	2,011

Net increase from capital share transactions	3,939		47,321

Net increase (decrease) in net assets	4,389		(20,107)
Net Assets:
Beginning of period	176,363		196,470

End of period	$180,752		$176,363

Accumulated undistributed (distribution in excess of) net investment income (loss)	$285		$442

*	Includes merger activity in the amount of $2,213.

†	Includes merger activity in the amount of $290.

‡	Includes merger activity in the amount of $788.

§	Includes merger activity in the amount of $38.

**	Includes merger activity in the amount of $418.

††	Includes merger activity in the amount of $91.
The accompanying notes are an integral part of these financial statements.

7

The Hartford Conservative Allocation Fund
Notes to Financial Statements
April 30, 2009 (Unaudited)
(000’s Omitted)
1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-two portfolios. Financial statements for The Hartford Conservative Allocation Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares are sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors through advisory fee-based wrap programs. Classes R3, R4, R5 shares, which are offered to employer-sponsored retirement plans, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and except that Class B shares automatically convert to Class A shares after 8 years.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange-traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”).

Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments will be allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). After the Close Date, existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The accounting policies of the affiliated underlying funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The affiliated Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).
a)	Security Transactions and Investment Income — Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

8

Dividend income is accrued as of the ex-dividend date. Income and capital gain distributions from Underlying Funds are recorded on the ex-dividend date.

b)	Security Valuation — Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the valuation date.

The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary markets, but before the close of the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, ADR’s, exchange traded funds (“ETF’s”)) after the close of the foreign markets but before the close of the Exchange. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Debt securities (other than short-term obligations and senior floating rate interests) held by the Fund are valued on the basis of valuations furnished by an independent pricing service which determines valuations for normal institutional size trading units of debt securities. Senior floating rate interests generally trade in over-the-counter markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by the Fund’s Board of Directors. Generally, the Fund may use fair valuation in regard to debt securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that mature in 60 days or less are valued at amortized cost, which approximates market value.

Exchange traded equity securities shall be valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time. If it is not possible to determine the last reported sale price or official closing price on the relevant exchange or market at the Valuation Time, the value of the security shall be taken to be the most recent mean between bid and asked prices on such exchange or market at the Valuation Time.

Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

9

The Hartford Conservative Allocation Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
Options contracts on securities, currencies, indexes, futures contracts, commodities and other instruments shall be valued at their most recent sales price at the Valuation Time on the Primary Market on which the instrument is primarily traded. If the instrument did not trade on the Primary Market, it may be valued at the most recent sales price at the Valuation Time on another exchange or market where it did trade.

Futures contracts are valued at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively. If a settlement price is not available, futures contracts will be valued at the most recent trade price as of the Valuation Time. If there were no trades, the contract shall be valued at the mean of the closing bid/ask prices as of the Valuation Time.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

A forward currency contract shall be valued based on the price of the underlying currency at the prevailing interpolated exchange rate, which is a combination of the spot currency rate and the forward currency rate. Spot currency rates and forward currency rates are obtained from an independent pricing service on a daily basis not more than one hour before the Valuation Time.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Fund’s Board of Directors.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

c)	Indexed Securities — The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund uses these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund had investments in indexed securities as of April 30, 2009, as shown on the Schedule of Investments under Exchange Traded Funds.

d)	Fund Share Valuation and Dividend Distributions to Shareholders — Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid quarterly. Dividends are paid on shares beginning on the business day after the day when the funds used to purchase the shares are collected by the transfer agent for the Fund. Long-term capital gains distributions received from underlying funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

10

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences include but are not limited to foreign currency gains and losses, losses deferred due to wash sales adjustments, adjustments related to Passive Foreign Investment Companies and certain derivatives, and excise tax regulations. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

e)	Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

f)	Financial Accounting Standards Board Financial Accounting Standards No. 157 — Effective November 1, 2008, the Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. Fair value is defined under FAS 157 as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Under FAS 157, a fair value measurement should reflect all of the assumptions that market participants would use in pricing the asset or liability, including assumptions about the risk inherent in a particular valuation technique, the effect of a restriction on the sale or use of an asset, and the risk of nonperformance.

Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized, per FAS 157, into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 — Quoted prices in active markets for identical securities. Level 1 includes exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•	Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 includes debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services and foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•	Level 3 — Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes and require significant management judgment or estimation. This category includes broker quoted securities, long dated OTC options and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a good representation of exit price.
Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

FAS 157 also requires that a roll forward reconciliation be shown for all Level 3 securities from the beginning of the reporting period to the end of the reporting period. Part of this reconciliation includes transfers in and/or out of Level 3. For purposes of this reconciliation, transfers in are shown at the end of period fair value and transfers out are shown at the beginning of period fair value. During the six-month period ended April 30, 2009, the Fund held no Level 3 securities.

11

The Hartford Conservative Allocation Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
FASB Staff Position No. 157-4 — In April 2009, FASB released FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP FAS 157-4”). FSP FAS 157-4 provides additional guidance on determining whether a market for a financial asset is not active and a transaction is not distressed when measuring fair value under FAS 157. The FSP also requires additional disclosure detail on debt and equity securities by major investment categories. FSP FAS 157-4 is effective for interim and annual periods ending after June 15, 2009. At this time, management is evaluating the implications of FSP FAS 157-4 and does not believe it will impact valuation but will require additional disclosure. This additional disclosure has not yet been implemented.

g)	Financial Accounting Standards Board Financial Accounting Standards No. 161 — In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires companies to disclose information detailing the objectives and strategies for using derivative instruments, the level of derivative activity entered into by the company and any credit risk-related contingent features of the agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and has not yet implemented the new disclosure standard.

h)	Indemnifications: Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
3.	Federal Income Taxes:
a)	Federal Income Taxes — For federal income tax purposes, the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and the Fund intends to distribute substantially all of its income and gains during the calendar year ending December 31, 2009. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2008	October 31, 2007
Ordinary Income	$8,611	$5,741
Long-Term Capital Gains *	5,880	3,535

*	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC code Sec. 852(b)(3)(C).
As of October 31, 2008, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

12

Amount
Undistributed Ordinary Income	$442
Accumulated Capital Losses*	$(6,794)
Unrealized Depreciation†	$(43,142)

Total Accumulated Deficit	$(49,494)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable to the tax deferral of wash sales losses, the mark-to-market adjustment for certain derivatives in accordance with IRC Sec. 1256, the mark to market for Passive Foreign Investment Companies and basis differences in real estate investment trusts.
c)	Reclassification of Capital Accounts — In accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Fund has recorded reclassifications in its capital accounts. These reclassifications had no impact on the NAV of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. As of October 31, 2008, the Fund recorded reclassifications to increase undistributed net investment income by $2,023 and decrease accumulated net realized loss by $2,023.

d)	Capital Loss Carryforward — At October 31, 2008 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year	Amount
2016	$6,794

Total	$6,794

e)	Financial Accounting Standards Board Interpretation No. 48 — On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. The Fund adopted FIN 48 for fiscal years beginning after December 15, 2006. Management has evaluated the implications of FIN 48 for all open tax years (tax years ended October 31, 2006 — 2008) and has determined there is no impact to the Fund’s financial statements.
4.	Expenses:
a)	Investment Management Agreements — Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with The Hartford Mutual Funds, Inc. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

13

The Hartford Conservative Allocation Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the six-month period ended April 30, 2009; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.08%
Over $10 billion	0.07%
b)	Accounting Services Agreement — Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting service fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%
c)	Operating Expenses — Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the six-month period ended April 30, 2009, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5
1.35%	2.10%	2.10%	1.10%	1.78%	1.48%	1.18%
Voluntary limitations for total operating expenses include expenses incurred as the result of investing in other investment companies. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations.

d)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares — HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2009, HIFSCO received front-end load sales charges of $444 and contingent deferred sales charges of $54 from the Fund.

The Fund has adopted Distribution and Service Plans in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Funds provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of only up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may

14

be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2009, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $14. These commissions are in turn paid to sales representatives of the broker/dealers.

e)	Other Related Party Transactions — Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2009, a portion of the Fund’s chief compliance officer’s salary was paid by the Fund in an amount, which rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO was compensated $106 for providing such services. These fees are accrued daily and paid monthly.
5.	Affiliate Holdings:

As of April 30, 2009, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R3	1
6.	Investment Transactions:

For the six-month period ended April 30, 2009, the Fund’s aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$33,262
Sales Proceeds Excluding U.S. Government Obligations	26,850

15

The Hartford Conservative Allocation Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
7.	Capital Share Transactions:
The following information is for the six-month period ended April 30, 2009 and the year ended October 31, 2008:

	For the Six-Month Period Ended April 30, 2009					For the Year Ended October 31, 2008
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	2,617	252	(2,783)	287	373	6,078	809	(4,337)	—	2,550
Amount	$20,626	$1,985	$(21,799)	$2,213	$3,025	$62,170	$8,613	$(43,829)	$—	$26,954
Class B
Shares	372	37	(445)	37	1	875	145	(754)	—	266
Amount	$2,916	$290	$(3,479)	$290	$17	$8,914	$1,556	$(7,534)	$—	$2,936
Class C
Shares	828	64	(1,247)	102	(253)	3,122	258	(2,546)	—	834
Amount	$6,509	$506	$(9,766)	$788	$(1,963)	$32,319	$2,758	$(25,221)	$—	$9,856
Class I
Shares	6	1	(14)	—	(7)	91	7	(177)	—	(79)
Amount	$44	$3	$(108)	$—	$(61)	$937	$83	$(1,837)	$—	$(817)
Class R3
Shares	16	—	(30)	5	(9)	129	—	(99)	—	30
Amount	$129	$1	$(245)	$38	$(77)	$1,324	$4	$(1,004)	$—	$324
Class R4
Shares	292	15	(154)	54	207	777	17	(240)	—	554
Amount	$2,346	$116	$(1,167)	$418	$1,713	$8,088	$174	$(2,205)	$—	$6,057
Class R5
Shares	182	6	(38)	12	162	242	8	(57)	—	193
Amount	$1,440	$53	$(299)	$91	$1,285	$2,483	$79	$(551)	$—	$2,011
The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued and Class B shares redeemed) for the six-month period ended April 30, 2009 and the year ended October 31, 2008:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2009	7	$56
For the Year Ended October 31, 2008	32	$328
8.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. During the six-month period ended April 30, 2009, the Fund did not have any borrowings under this facility.

9.	Fund Merger:

Reorganization of The Hartford Retirement Income Fund with and into The Hartford Conservative Allocation Fund: On August 6, 2008, the Board of Directors of The Hartford Mutual Funds, Inc. (“Company”) approved a Form of Agreement and Plan of Reorganization (“Reorganization Agreement”) that provides for the reorganization of a series of the Company, The Hartford Retirement Income Fund, into another series of the Company, The Hartford Conservative Allocation Fund (“Reorganization”). The reorganization did not require shareholder approval by shareholders of The Hartford Conservative Allocation Fund or The Hartford Retirement Income Fund.

16

Pursuant to the Reorganization Agreement, on February 20, 2009, each holder of Class A, Class B, Class C, Class R3, Class R4 and Class R5 shares of The Hartford Retirement Income Fund became the owner of full of factional shares of the corresponding class in The Hartford Conservative Allocation Fund having an equal aggregate value.

This merger was accomplished by tax free exchange as detailed below:

	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Total
Net assets of The Hartford Retirement Income Fund on February 20, 2009	$2,213	$290	$788	N/A	$38	$418	$91	$3,838
The Hartford Retirement Income Fund shares exchanged	305	40	108	N/A	5	58	13	529
The Hartford Conservative Allocation Fund shares issued	287	37	102	N/A	5	54	12	497
Net assets of The Hartford Conservative Allocation Fund immediately before the merger	$101,250	$18,900	$35,423	$340	$41	$6,085	$2,870	$164,909
Net assets of The Hartford Conservative Allocation Fund immediately after the merger	$103,463	$19,190	$36,211	$340	$79	$6,503	$2,961	$168,747
The Hartford Retirement Income Fund had the following unrealized depreciation, accumulated net realized losses and capital stock as of February 20, 2009.

	Unrealized	Accumulated Net
Fund	Depreciation	Realized Losses	Capital Stock

The Hartford Retirement Income Fund	$(586)	$(1,542)	$5,966

17

The Hartford Conservative Allocation Fund
Financial Highlights — (Unaudited)

	- Selected Per-Share Data - (a)											- Ratios and Supplemental Data -
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
															Net Assets		Net Assets		Net Assets
															Before		After		After
				Net											Waivers		Waivers		Waivers
				Realized											and		and		and		Ratio of
				and Un-			Distrib-			Net					Reimburse-		Reimburse-		Reimburse-		Net
		Net	Pay-	realized		Dividends	utions			Increase	Net				ments and		ments and		ments and		Invest-		Port-
	Net Asset	Invest-	ments	Gain		from Net	from	Distri-		(Decrease)	Asset			Net Assets	Including		Including		Excluding		ment		folio
	Value at	ment	from	(Loss) on	Total from	Invest-	Realized	butions	Total	in Net	Value at			at End of	Expenses		Expenses		Expenses		Income to		Turn-
	Beginning	Income	(to)	Invest-	Investment	ment	Capital	from	Distri-	Asset	End of	Total		Period	not Subject		not Subject		not Subject		Average		over
Class	of Period	(Loss)	Affiliate	ments	Operations	Income	Gains	Capital	butions	Value	Period	Return(b)		(000’s)	to Cap(c)		to Cap(c)		to Cap(c)		Net Assets		Rate(d)
For the Six-Month Period Ended April 30, 2009 (Unaudited)
A	$8.30	$0 .15	$—	$0 .03	$0.18	$(0.16)	$—	$—	$(0.16)	$0.02	$8.32	2 .30	%(e)	$111,289	0 .63	%(f)	0 .63	%(f)	0 .63	%(f)	3 .85	%(f)	16%
B	8.30	0 .12	—	0 .03	0.15	(0.13)	—	—	(0.13)	0.02	8.32	1 .89	(e)	20,771	1 .48	(f)	1 .38	(f)	1 .38	(f)	3 .11	(f)	—
C	8.29	0 .12	—	0 .03	0.15	(0.13)	—	—	(0.13)	0.02	8.31	1 .90	(e)	38,063	1 .40	(f)	1 .38	(f)	1 .38	(f)	3 .12	(f)	—
I	8.29	0 .18	—	0 .01	0.19	(0.17)	—	—	(0.17)	0.02	8.31	2 .39	(e)	355	0 .41	(f)	0 .38	(f)	0 .38	(f)	4 .12	(f)	—
R3	8.28	0 .12	—	0 .05	0.17	(0.08)	—	—	(0.08)	0.09	8.37	2 .09	(e)	189	1 .15	(f)	1 .06	(f)	1 .06	(f)	2 .90	(f)	—
R4	8.29	0 .15	—	0 .03	0.18	(0.16)	—	—	(0.16)	0.02	8.31	2 .29	(e)	6,630	0 .66	(f)	0 .66	(f)	0 .66	(f)	3 .76	(f)	—
R5	8.30	0 .16	—	0 .03	0.19	(0.17)	—	—	(0.17)	0.02	8.32	2 .44	(e)	3,455	0 .37	(f)	0 .37	(f)	0 .37	(f)	3 .90	(f)	—
For the Year Ended October 31, 2008
A	11.63	0 .33	—	(2 .84)	(2.51)	(0.42)	(0.40)	—	(0.82)	(3.33)	8.30	(22.99)		107,922	0.57		0.57		0.57		3.09		27
B	11.62	0 .24	—	(2 .82)	(2.58)	(0.34)	(0.40)	—	(0.74)	(3.32)	8.30	(23.55)		20,703	1.40		1.40		1.40		2.29		—
C	11.62	0 .23	—	(2 .81)	(2.58)	(0.35)	(0.40)	—	(0.75)	(3.33)	8.29	(23.57)		40,054	1.33		1.33		1.33		2.23		—
I	11.61	0 .39	—	(2 .86)	(2.47)	(0.45)	(0.40)	—	(0.85)	(3.32)	8.29	(22.73)		418	0.31		0.31		0.31		4.43		—
R3	11.61	0 .32	—	(2 .86)	(2.54)	(0.39)	(0.40)	—	(0.79)	(3.33)	8.28	(23.28)		269	0.97		0.97		0.97		2.01		—
R4	11.62	0 .34	—	(2 .85)	(2.51)	(0.42)	(0.40)	—	(0.82)	(3.33)	8.29	(23.01)		4,900	0.63		0.63		0.63		2.21		—
R5	11.63	0 .39	—	(2 .87)	(2.48)	(0.45)	(0.40)	—	(0.85)	(3.33)	8.30	(22.81)		2,097	0.34		0.34		0.34		2.84		—
For the Year Ended October 31, 2007
A	11.16	0 .33	—	0 .81	1.14	(0.38)	(0.29)	—	(0.67)	0.47	11.63	10.64		121,488	0.59		0.59		0.59		2.91		40
B	11.16	0 .25	—	0 .80	1.05	(0.30)	(0.29)	—	(0.59)	0.46	11.62	9.81		25,903	1.42		1.28		1.28		2.25		—
C	11.15	0 .25	—	0 .81	1.06	(0.30)	(0.29)	—	(0.59)	0.47	11.62	9.91		46,433	1.35		1.28		1.28		2.17		—
I	11.16	0 .38	—	0 .78	1.16	(0.42)	(0.29)	—	(0.71)	0.45	11.61	10.86		1,502	0.27		0.27		0.27		2.64		—
R3(g)	10.95	0 .16	—	0 .70	0.86	(0.20)	—	—	(0.20)	0.66	11.61	7 .93	(e)	20	1 .05	(f)	1 .03	(f)	1 .03	(f)	1 .87	(f)	—
R4(h)	10.95	0 .20	—	0 .70	0.90	(0.23)	—	—	(0.23)	0.67	11.62	8 .25	(e)	429	0 .75	(f)	0 .75	(f)	0 .75	(f)	2 .26	(f)	—
R5(i)	10.95	0 .24	—	0 .68	0.92	(0.24)	—	—	(0.24)	0.68	11.63	8 .53	(e)	695	0 .48	(f)	0 .46	(f)	0 .46	(f)	2 .41	(f)	—
For the Year Ended October 31, 2006
A	10.57	0 .26	—	0 .76	1.02	(0.31)	(0.12)	—	(0.43)	0.59	11.16	9.85		93,504	0.64		0.63		0.63		2.41		29
B	10.56	0 .19	—	0 .76	0.95	(0.23)	(0.12)	—	(0.35)	0.60	11.16	9.19		20,782	1.48		1.31		1.31		1.73		—
C	10.56	0 .19	—	0 .76	0.95	(0.24)	(0.12)	—	(0.36)	0.59	11.15	9.10		36,123	1.41		1.31		1.31		1.67		—
I(j)	10.94	0 .07	—	0 .22	0.29	(0.07)	—	—	(0.07)	0.22	11.16	2 .69	(e)	10	0 .72	(f)	0 .41	(f)	0 .41	(f)	2 .07	(f)	—
For the Year Ended October 31, 2005
A	10.27	0 .23	—	0 .28	0.51	(0.21)	—	—	(0.21)	0.30	10.57	4.96		70,533	0.63		0.60		0.60		2.25		23
B	10.26	0 .16	—	0 .28	0.44	(0.14)	—	—	(0.14)	0.30	10.56	4.26		14,525	1.48		1.26		1.26		1.60		—
C	10.26	0 .16	—	0 .28	0.44	(0.14)	—	—	(0.14)	0.30	10.56	4.26		27,453	1.42		1.26		1.26		1.56		—
From (commencement of operations) May 28, 2004, through October 31, 2004
A(k)	10.00	0 .03	—	0 .27	0.30	(0.03)	—	—	(0.03)	0.27	10.27	2 .96	(e)	33,921	0 .63	(f)	0 .60	(f)	0 .60	(f)	1 .70	(f)	—
B(l)	10.00	0 .02	—	0 .25	0.27	(0.01)	—	—	(0.01)	0.26	10.26	2 .70	(e)	4,993	1 .44	(f)	1 .25	(f)	1 .25	(f)	1 .05	(f)	—
C(m)	10.00	0 .02	—	0 .25	0.27	(0.01)	—	—	(0.01)	0.26	10.26	2 .70	(e)	10,807	1 .38	(f)	1 .25	(f)	1 .25	(f)	1 .17	(f)	—

(a)	Expense ratios do not include expenses of the underlying funds.

(b)	Information presented relates to a share outstanding throughout the indicated period.

(c)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(d)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).

(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(f)	Not annualized.

(g)	Annualized.

(h)	Commenced operations on December 22, 2006.

(i)	Commenced operations on December 22, 2006.

(j)	Commenced operations on December 22, 2006.

(k)	Commenced operations on August 31, 2006.

(l)	Commenced operations on May 28, 2004.

(m)	Commenced operations on May 28, 2004.

(n)	Commenced operations on May 28, 2004.

18

The Hartford Conservative Allocation Fund
Directors and Officers (Unaudited)
The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.
Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and three of the Fund’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which collectively consist of 100 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.
The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.
Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its officers or directors who are employed by The Hartford.
Non-Interested Directors
Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.
Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.
Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies.
Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee is Chairman and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions. Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm, from August 2004 to August 2005. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).
William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

19

The Hartford Conservative Allocation Fund
Directors and Officers (Unaudited) — (continued)
Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.
Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.
Interested Directors and Officers
Thomas M. Marra* (1958) Director since 2002
Mr. Marra has served as President and Chief Operating Officer of The Hartford Financial Services Group, Inc. (“The Hartford”) since 2007. Mr. Marra currently serves as Director of Hartford Life, Inc. (“HL, Inc.”). Mr. Marra served as Chief Operating Officer of Hartford Life Insurance Company, Inc. (“Hartford Life”) (2000-2008), as President of Hartford Life (2002-2008) and as Director of Hartford Life’s Investment Products Division from 1998 to 2000.

*	On February 24, 2009, The Hartford and Mr. Marra determined to enter into a mutually agreed separation whereby Mr. Marra will retire, and his role as an executive officer and employee of The Hartford will terminate, effective July 3, 2009. Mr. Marra will resign his position as a Director of the Fund effective June 25, 2009.
Lowndes A. Smith (1939) Director since 2002, Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.
John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as Chief Executive Officer, President and Director of HL, Inc. Mr. Walters previously served as President of the U.S. Wealth Management Division of Hartford Life, Inc., as Co-Chief Operating Officer of Hartford Life Insurance Company (2007-2008) and as Executive Vice President and Director of its Investment Products Division (2000-2008). Mr. Walters also serves as Chairman of the Board, Chief Executive Officer, President and Director of Hartford Life Insurance Company and as Executive Vice President of The Hartford. In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”).

*	Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 — 2009).
Other Officers
Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 — 2009))

Mr. Arena serves as Executive Vice President of Hartford Life Insurance Company, (“Hartford Life”). Additionally, Mr. Arena is Director and Senior Vice President of Hartford Administrative Services Company, (“HASCO”), Manager, Chief Executive Officer and President of Hartford Investment Financial Services, LLC (“HIFSCO”) and HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division. Mr. Arena joined American Skandia in 1996.
Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

20

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006 and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury, (the “Treasury”), from 2001 to 2006 where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network, (“FinCEN”) from 2005 — 2006.
Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life Insurance Company. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.
Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant General Counsel and Assistant Vice President of The Hartford and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, Assistant Vice President of Hartford Life, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.
Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life and as Director of its Investment Advisory Group in the Individual Markets Group segment. He also serves as Senior Vice President of HIFSCO and HL Advisors. Prior to joining The Hartford in 2004, Mr. Meyer was with MassMutual which he joined in 1987.
D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life where he serves as Director of mutual fund product management for The Hartford’s mutual funds and 529 college savings businesses. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.
Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 — 2007.
HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2008 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

21

The Hartford Conservative Allocation Fund
Expense Example (Unaudited)
Your Fund’s Expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2008 through April 30, 2009.
Actual Expenses
The first column of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	October 31, 2008	Beginning	Ending Account	October 31,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2008 through	expense	1/2	full
	October 31, 2008	April 30, 2009	April 30, 2009	October 31, 2008	April 30, 2009	April 30, 2009	ratio	year	year
Class A	$1,000.00	$1,022.95	$3.16	$1,000.00	$1,021.67	$3.15	0.63%	181	365
Class B	$1,000.00	$1,018.92	$6.90	$1,000.00	$1,017.95	$6.90	1.38	181	365
Class C	$1,000.00	$1,018.98	$6.90	$1,000.00	$1,017.95	$6.90	1.38	181	365
Class I	$1,000.00	$1,023.90	$1.90	$1,000.00	$1,022.91	$1.90	0.38	181	365
Class R3	$1,000.00	$1,020.92	$5.31	$1,000.00	$1,019.53	$5.30	1.06	181	365
Class R4	$1,000.00	$1,022.88	$3.31	$1,000.00	$1,021.52	$3.30	0.66	181	365
Class R5	$1,000.00	$1,024.38	$1.85	$1,000.00	$1,022.95	$1.85	0.37	181	365

22

The Hartford Disciplined Equity Fund

The Hartford Disciplined Equity Fund
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 4/30/99 — 4/30/09
Growth of a $10,000 investment in Class A which includes Sales Charge
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Investment objective — Seeks growth of capital.
Average Annual Total Returns(2,3,4) (as of 4/30/09)

	Inception	1	5	10	Since
	Date	Year	Year	Year	Inception

Disciplined Equity A#	4/30/98	-33.33%	-3.35%	-2.49%	-0.39%
Disciplined Equity A##	4/30/98	-37.00%	-4.44%	-3.04%	-0.90%
Disciplined Equity B#	4/30/98	-33.68%	-3.98%	NA *	NA *
Disciplined Equity B##	4/30/98	-36.99%	-4.36%	NA *	NA *
Disciplined Equity C#	4/30/98	-33.89%	-4.04%	-3.18%	-1.09%
Disciplined Equity C##	4/30/98	-34.55%	-4.04%	-3.18%	-1.09%
Disciplined Equity R3#	4/30/98	-33.60%	-3.23%	-2.18%	-0.06%
Disciplined Equity R4#	4/30/98	-33.35%	-3.06%	-2.10%	0.02%
Disciplined Equity R5#	4/30/98	-33.13%	-2.93%	-2.03%	0.08%
Disciplined Equity Y#	4/30/98	-33.10%	-2.88%	-2.01%	0.10%

#	Without sales charge

##	With sales charge

NA	Not Applicable

*	10 year and inception returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Class C shares commenced operations on 7/31/98. Performance prior to 7/31/98 reflects Class B performance less Class C sales charges where applicable. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(4)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2009, which excludes investment transactions as of this date.

Portfolio Managers
James A. Rullo, CFA	Mammen Chally, CFA
Senior Vice President, Partner	Vice President
How did the Fund perform?
The Class A shares of The Hartford Disciplined Equity Fund returned -4.68%, before sales charge, for the six-month period ended April 30, 2009, outperforming its benchmark, the S&P 500 Index, which returned -8.53% for the same period. The Fund outperformed the -7.12% return of the average fund in the Lipper Large-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Sharp increases in unemployment and uncertainty over the stimulus package got 2009 off to a weak start. However, recent signs of a bottoming in the fortunes of the financial industry coupled with aggressive intervention by the Federal Reserve in the capital markets led to increased investor risk appetite during March, despite continuing softness in demand for durable goods and a collapse in global trade. While volatility in the equity market remains high, some semblance of order may be replacing the atmosphere of complete uncertainty which prevailed last year.
Weakness was widespread during the period as seven of ten broad economic sectors in the S&P 500 fell. Financials (-29%), Industrials (-13%), and Energy (-10%) posted the largest losses. Information Technology (6%), Consumer Discretionary (4%) and Telecommunication Services (3%) performed relatively well during the period.
The Fund’s relative (i.e. performance of the Fund as measured against the benchmark) outperformance was due largely to favorable stock selection within Financials, Energy, Health Care

2

and Industrials. Our below-benchmark allocation to Financials and overweight (i.e. the Fund’s sector position was greater than the benchmark position) to Information Technology also contributed to the Fund’s relative outperformance.
The largest contributors to relative performance were Wells Fargo (Financials), Gap (Consumer Discretionary) and BMC Software (Information Technology). In a difficult period for Financial Services stocks, shares of U.S. bank Wells Fargo fell less than those of many other U.S. banks as the company benefited from industry consolidation and a “flight to quality.” Shares of U.S. specialty-retailer Gap rose due to better-than-expected sales and management’s focus on increasing profits. Shares of software developer BMC Software increased following strong quarterly results due to the company’s healthy balance sheet, robust product line and competitive position. The Fund held positions in these three stocks at the end of the period. In addition, not owning Bank of America (Financials), Citigroup (Financials) and General Electric (Industrials), which all suffered significant share price declines during the period, contributed to benchmark-relative returns.
Other notable contributors to absolute (i.e. total return) performance were global pharmaceutical companies Schering-Plough and Wyeth. Shares of Schering-Plough jumped after the company announced a definitive merger agreement with Merck. We trimmed our position following the announcement but continue to hold the stock given our favorable view of the company post-merger. Shares of Wyeth moved sharply higher after Pfizer agreed to purchase the company in a cash and stock transaction valued at approximately $68 billion.
The largest detractors on a relative basis were PNC Financial Services (Financials), Southwest Airlines (Industrials) and Apollo Group (Consumer Discretionary). Shares of PNC, a diversified banking and asset management company, fell due to capital adequacy concerns. Shares of Southwest Airlines fell as demand for air travel declined even faster than aggressive industry capacity cuts and a decline in high-fare business travel also affected revenue-per-seat metrics. For-profit education company Apollo Group’s shares increased during the period due to the company’s healthy enrollment growth and access to federal student loans; however, the Fund did not own the stock for much of the period which detracted from the Fund’s performance. Other detractors from absolute performance included Amgen (Health Care) and General Mills (Consumer Staples).
What is the outlook?
While investors have stopped worrying—for the moment—about the solvency of the banking system and the freezing of global credit, that concern has shifted to implications of government involvement in private enterprise and the troubling trajectories of unemployment and corporate profits.
The Fund focuses on stock selection as the key driver of returns and uses proprietary fundamental and quantitative research in a disciplined framework to build a portfolio of the most attractive stocks. Sector exposures are residuals from this bottom-up (i.e. stock by stock fundamental research) stock selection process and are not explicit management decisions. Based on individual stock decisions, the Fund ended the period most overweight the Health Care, Information Technology, and Utilities sectors and most underweight (i.e. the Fund’s sector position was less than the benchmark position) Energy, Consumer Discretionary and Consumer Staples relative to the S&P500 Index, the Fund’s benchmark.
Diversification by Industry
as of April 30, 2009

Percentage of
Industry	Net Assets
Automobiles & Components	0.4%
Banks	4.6
Capital Goods	7.0
Commercial & Professional Services	0.6
Consumer Services	1.1
Diversified Financials	1.6
Energy	8.4
Food & Staples Retailing	4.0
Food, Beverage & Tobacco	6.1
Health Care Equipment & Services	3.9
Insurance	4.9
Materials	1.9
Pharmaceuticals, Biotechnology & Life Sciences	15.6
Real Estate	0.8
Retailing	4.4
Semiconductors & Semiconductor Equipment	1.8
Software & Services	11.9
Technology Hardware & Equipment	7.6
Telecommunication Services	2.9
Transportation	1.7
Utilities	6.9
Short-Term Investments	1.5
Other Assets and Liabilities	0.4

Total	100.0%

3

The Hartford Disciplined Equity Fund
Schedule of Investments
April 30, 2009 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS—98.1%
	Automobiles & Components—0.4%
112	Ford Motor Co. •	$669

	Banks—4.6%
68	PNC Financial Services Group, Inc.	2,708
236	Wells Fargo & Co.	4,728

		7,436

	Capital Goods—7.0%
55	Dover Corp.	1,678
7	First Solar, Inc. •	1,236
20	Fluor Corp.	773
53	Lockheed Martin Corp.	4,138
26	Precision Castparts Corp.	1,976
14	Raytheon Co.	611
19	United Technologies Corp.	904

		11,316

	Commercial & Professional Services—0.6%
22	Manpower, Inc. Ø	957

	Consumer Services—1.1%
16	Apollo Group, Inc. Class A •	988
9	ITT Educational Services, Inc. •	867

		1,855

	Diversified Financials—1.6%
20	Goldman Sachs Group, Inc.	2,621

	Energy—8.4%
19	ConocoPhillips Holding Co.	795
9	Diamond Offshore Drilling, Inc.	673
23	Hess Corp.	1,266
91	Marathon Oil Corp.	2,703
51	Nabors Industries Ltd. •	782
24	National Oilwell Varco, Inc. •	724
68	Occidental Petroleum Corp.	3,833
34	Range Resources Corp.	1,347
36	Ultra Petroleum Corp. •	1,554

		13,677

	Food & Staples Retailing—4.0%
37	BJ’s Wholesale Club, Inc. •	1,227
77	Supervalu, Inc.	1,265
79	Wal-Mart Stores, Inc.	4,002

		6,494

	Food, Beverage & Tobacco—6.1%
156	Altria Group, Inc.	2,546
17	Archer Daniels Midland Co.	406
24	Lorillard, Inc.	1,509
36	PepsiCo, Inc.	1,801
101	Philip Morris International, Inc.	3,638

		9,900

	Health Care Equipment & Services—3.9%
10	Humana, Inc. •	273
11	McKesson Corp. Θ	403
33	Medtronic, Inc.	1,066
67	St. Jude Medical, Inc. •	2,259
62	UnitedHealth Group, Inc.	1,461
22	Wellpoint, Inc. •	945

		6,407

	Insurance—4.9%
6	Aflac, Inc.	170
72	Allied World Assurance Holdings Ltd.	2,685
78	Axis Capital Holdings Ltd.	1,917
28	Everest Re Group Ltd.	2,105
64	Unum Group	1,046

		7,923

	Materials—1.9%
58	Cliffs Natural Resources, Inc.	1,331
19	Mosaic Co.	769
25	Nucor Corp. Θ	1,017

		3,117

	Pharmaceuticals, Biotechnology & Life Sciences—15.6%
43	Abbott Laboratories	1,816
77	Amgen, Inc. •	3,708
128	Bristol-Myers Squibb Co.	2,458
104	Eli Lilly & Co.	3,407
124	Forest Laboratories, Inc. •	2,694
34	Gilead Sciences, Inc. •	1,553
57	Johnson & Johnson	2,990
69	Merck & Co., Inc.	1,670
61	Pfizer, Inc.	808
101	Schering-Plough Corp.	2,313
47	Wyeth	2,010

		25,427

	Real Estate—0.8%
97	Annaly Capital Management, Inc.	1,363

	Retailing—4.4%
4	Amazon.com, Inc. •	330
204	Gap, Inc.	3,169
24	Kohl’s Corp. •	1,079
56	Macy’s, Inc.	766
40	Staples, Inc.	821
40	TJX Cos., Inc.	1,121

		7,286

	Semiconductors & Semiconductor Equipment—1.8%
42	Intel Corp.	658
43	Maxim Integrated Products, Inc.	583
91	Texas Instruments, Inc.	1,634

		2,875

	Software & Services—11.9%
78	Accenture Ltd. Class A	2,293
78	BMC Software, Inc. •	2,690
6	Google, Inc. •	2,495
2	Mastercard, Inc.	330
200	Microsoft Corp. Θ	4,048
163	Oracle Corp. •	3,143
37	Symantec Corp. •	642
30	VeriSign, Inc. •	611
179	Western Union Co.	3,000

		19,252

	Technology Hardware & Equipment—7.6%
23	Apple, Inc. •	2,894
94	Cisco Systems, Inc. •	1,812
65	Dell, Inc. •Θ	755
84	Hewlett-Packard Co. Θ	3,012
23	International Business Machines Corp.	2,363
231	Xerox Corp.	1,413

		12,249

	Telecommunication Services—2.9%
153	AT&T, Inc.	3,908
The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount			Market Value ╪
COMMON STOCKS — 98.1%—(continued)
	Telecommunication Services—2.9%—(continued)
27	Century Tel, Inc.		$741

			4,649

	Transportation—1.7%
8	C.H. Robinson Worldwide, Inc.		415
30	FedEx Corp. Θ		1,684
24	J.B. Hunt Transport Services, Inc.		669

			2,768

	Utilities—6.9%
20	Edison International		562
43	Entergy Corp.		2,778
61	Exelon Corp. Θ		2,814
58	FirstEnergy Corp.		2,372
11	PG&E Corp.		390
101	UGI Corp.		2,306

			11,222

	Total common stocks (cost $188,960)		$159,463

	Total long-term investments (cost $188,960)		$159,463

SHORT-TERM INVESTMENTS—1.5%
	Repurchase Agreements—1.5%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $558, collateralized by GNMA 4.50%—6.50%, 2038—2039, value of $569)
$558	0.18%, 04/30/2009		$558

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $668, collateralized by FHLMC 4.50%—6.50%, 2035—2039, FNMA 4.50%—6.50%, 2034—2047, value of $681)

668	0.17%, 04/30/2009		668

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $933, collateralized by FHLMC 4.00%—7.00%, 2021—2039, FNMA 6.00%—7.00%, 2034—2038, GNMA 4.50%—7.00%, 2024—2039, value of $952)

933	0.17%, 04/30/2009		933
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $3, collateralized by U.S. Treasury Bond 7.50%, 2024, value of $3)
3	0.14%, 04/30/2009		3
	UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $201, collateralized by FHLMC 8.00%—15.00%, 2009—2021, FNMA 3.50%—15.50%, 2012— 2039, value of $205)
$201	0.16%, 04/30/2009		201

			2,363

	Total short-term investments (cost $2,363)		$2,363

	Total investments (cost $191,323) ▲	99.6%	$161,826
	Other assets and liabilities	0.4%	701

	Total net assets	100.0%	$162,527

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2009, the cost of securities for federal income tax purposes was $191,649 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$5,691
Unrealized Depreciation	(35,514)

Net Unrealized Depreciation	$(29,823)

•	Currently non-income producing.

Θ	At April 30, 2009, these securities were designated to cover open call options written as follows:

	Number of	Exercise	Exercise	Market	Premiums
Issuer	Contracts*	Price	Date	Value ╪	Received
Dell, Inc.	163	$11.00	May 2009	$14	3
Exelon Corp.	67	50.00	May 2009	—	7
FedEx Corp.	29	60.00	May 2009	2	2
Hewlett Packard Co.	45	37.50	May 2009	2	2
McKesson Corp.	27	37.50	May 2009	3	3
Microsoft Corp.	131	19.00	May 2009	19	13
Nucor Corp.	38	47.50	May 2009	1	5

				$41	$35

*	The number of contracts does not omit 000’s.
The accompanying notes are an integral part of these financial statements.

5

The Hartford Disciplined Equity Fund
Schedule of Investments—(continued)
April 30, 2009 (Unaudited)
(000’s Omitted)

Ø	At April 30, 2009, securities valued at $264 and cash of $438 were designated to cover open put options written as follows:

				Market
	Number of	Exercise	Exercise	Value	Premiums
Issuer	Contracts*	Price	Date	╪	Received
Apollo Investment Corp.	28	$55.00	May 2009	$2	$5
Cliff’s Natural Resources, Inc.	75	$17.50	May 2009	$1	$4
Dell, Inc.	163	$8.00	May 2009	$—	$4
Gilead Sciences, Inc.	34	$44.00	May 2009	$3	$4
Symantec Corp.	91	$15.00	May 2009	$2	$4

				$8	$21

*	The number of contracts does not omit 000’s.
Futures Contracts Outstanding at April 30, 2009

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)
S&P 500 Mini	56	Long	Jun 2009	$278

*	The number of contracts does not omit 000’s.
Cash of $252 was pledged as initial margin deposit for open futures contracts at April 30, 2009.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.
FAS 157 Disclosure of Investment Valuation Hierarchy Levels

Assets:
Investment in securities — Level 1	$159,463
Investment in securities — Level 2	2,363

Total	$161,826

Other financial instruments — Level 1 *	$302

Total	$302

Liabilities:
Other financial instruments — Level 1 *	$17

Total	$17

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.
The accompanying notes are an integral part of these financial statements.

6

The Hartford Disciplined Equity Fund
Statement of Assets and Liabilities
April 30, 2009 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at fair value (cost $191,323)	$161,826
Cash	690 *†
Receivables:
Investment securities sold	1,350
Fund shares sold	11
Dividends and interest	203
Variation margin	3
Other assets	78

Total assets	164,161

Liabilities:
Payables:
Investment securities purchased	1,185
Fund shares redeemed	279
Investment management fees	20
Distribution fees	7
Accrued expenses	94
Written options	49

Total liabilities	1,634

Net assets	$162,527

Summary of Net Assets:
Capital stock and paid-in-capital	255,659
Accumulated undistributed net investment income	813
Accumulated net realized loss on investments	(64,733)
Unrealized depreciation of investments	(29,212)

Net assets	$162,527

Shares authorized	450,000

Par value	$0.001

Class A: Net asset value per share/Maximum offering price per share	$8.82/$9.33

Shares outstanding	8,882

Net assets	$78,320

Class B: Net asset value per share	$8.37

Shares outstanding	1,074

Net assets	$8,992

Class C: Net asset value per share	$8.35

Shares outstanding	1,340

Net assets	$11,187

Class R3: Net asset value per share	$9.04

Shares outstanding	1

Net assets	$7

Class R4: Net asset value per share	$9.03

Shares outstanding	5

Net assets	$46

Class R5: Net asset value per share	$9.07

Shares outstanding	1

Net assets	$7

Class Y: Net asset value per share	$9.07

Shares outstanding	7,051

Net assets	$63,968

*	Cash of $438 was designated to cover open put options written.

†	Cash of $252 was designated to cover open futures contracts.
The accompanying notes are an integral part of these financial statements.

7

The Hartford Disciplined Equity Fund
Statement of Operations
For the Six Month Period Ended April 30, 2009 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$2,134
Interest	2
Securities lending	—

Total investment income	2,136

Expenses:
Investment management fees	602
Transfer agent fees	269
Distribution fees
Class A	100
Class B	49
Class C	58
Class R3	—
Class R4	—
Custodian fees	4
Accounting services	13
Registration and filing fees	37
Board of Directors’ fees	3
Audit fees	5
Other expenses	45

Total expenses (before waivers and fees paid indirectly)	1,185
Expense waivers	(158)
Transfer agent fee waivers	(114)
Commission recapture	(2)
Custodian fee offset	—

Total waivers and fees paid indirectly	(274)

Total expenses, net	911

Net investment income	1,225

Net Realized Loss on Investments and Other Financial Instruments:
Net realized loss on investments in securities	(30,748)
Net realized gain on futures and written options	105 *

Net Realized Loss on Investments and Other Financial Instruments	(30,643)

Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments:
Net unrealized appreciation of investments	19,993
Net unrealized appreciation of futures and written options	170

Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments	20,163

Net Loss on Investments and Other Financial Instruments	(10,480)

Net Decrease in Net Assets Resulting from Operations	$(9,255)

*	Realized gains on written options were $153.
The accompanying notes are an integral part of these financial statements.

8

The Hartford Disciplined Equity Fund
Statement of Changes in Net Assets
(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2009	Year Ended
	(Unaudited)	October 31, 2008
Operations:
Net investment income	$1,225	$1,270
Net realized loss on investments and other financial instruments	(30,643)	(23,436)
Net unrealized appreciation (depreciation) of investments and other financial instruments	20,163	(97,417)

Net decrease in net assets resulting from operations	(9,255)	(119,583)

Distributions to Shareholders:
From net investment income
Class A	(511)	(266)
Class R3	—	—
Class R4	(1)	—
Class R5	—	—
Class Y	(828)	(754)

Total distributions	(1,340)	(1,020)

Capital Share Transactions:
Class A	(8,612)	(24,705)
Class B	(2,245)	(9,365)
Class C	(1,701)	(3,758)
Class R3	(3)	6
Class R4	37	1
Class R5	—	—
Class Y	(444)	(234)

Net decrease from capital share transactions	(12,968)	(38,055)

Net decrease in net assets	(23,563)	(158,658)
Net Assets:
Beginning of period	186,090	344,748

End of period	$162,527	$186,090

Accumulated undistributed net investment income	$813	$928

The accompanying notes are an integral part of these financial statements.

9

The Hartford Disciplined Equity Fund
Notes to Financial Statements
April 30, 2009 (Unaudited)
(000’s Omitted)
1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-two portfolios. Financial statements for The Hartford Disciplined Equity Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares are sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Classes R3, R4, R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and except that Class B shares automatically convert to Class A shares after 8 years.

Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments will be allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). After the Close Date, existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).
a)	Security Transactions and Investment Income—Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)	Security Valuation—The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary markets, but before the close of the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading

10

restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, ADR’s, exchange traded funds (“ETF’s”)) after the close of the foreign markets but before the close of the Exchange. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Options contracts on securities, currencies, indexes, futures contracts, commodities and other instruments shall be valued at their most recent sales price at the Valuation Time on the Primary Market on which the instrument is primarily traded. If the instrument did not trade on the Primary Market, it may be valued at the most recent sales price at the Valuation Time on another exchange or market where it did trade.

Futures contracts are valued at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively. If a settlement price is not available, futures contracts will be valued at the most recent trade price as of the Valuation Time. If there were no trades, the contract shall be valued at the mean of the closing bid/ask prices as of the Valuation Time.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

A forward currency contract shall be valued based on the price of the underlying currency at the prevailing interpolated exchange rate, which is a combination of the spot currency rate and the forward currency rate. Spot currency rates and forward currency rates are obtained from an independent pricing service on a daily basis not more than one hour before the Valuation Time.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

c)	Securities Lending—The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are fully collateralized at all times with cash and/or U.S. Government Securities and/or repurchase agreements. The cash collateral is then invested in short-term money market instruments. The repurchase agreements are fully collateralized by U.S. Government Securities. The adequacy of the collateral for securities on loan is monitored on a daily basis. For instances where the market value of collateral falls below the market value of the securities out on loan, such collateral is supplemented on the following business day.

While securities are on loan, the Fund is subject to the following risks: 1) that the borrower may default on the loan and that the collateral could be inadequate in the event the borrower defaults, 2) that the earnings on the collateral invested may not be sufficient to pay fees incurred in connection with the loan, 3) that the principal value of the collateral invested may decline and may not be sufficient to pay back the borrower for the amount of the collateral posted, 4) that

11

The Hartford Disciplined Equity Fund
Notes to Financial Statements—(continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
the borrower may use the loaned securities to cover a short sale which may place downward pressure on the market prices of the loaned securities, 5) that return of loaned securities could be delayed and could interfere with portfolio management decisions and 6) that any efforts to recall the securities for purposes of voting a proxy may not be effective. The Fund had no securities out on loan as of April 30, 2009.

d)	Joint Trading Account—Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Wellington Management Company, LLP (“Wellington”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

e)	Repurchase Agreements — A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2009.

f)	Fund Share Valuation and Dividend Distributions to Shareholders—Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income are declared and paid annually. Dividends are paid on shares beginning on the business day after the day when the funds used to purchase the shares are collected by the transfer agent for the Fund. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences include but are not limited to foreign currency gains and losses, losses deferred due to wash sales adjustments, adjustments related to Passive Foreign Investment Companies and certain derivatives, and excise tax regulations. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

g)	Illiquid and Restricted Securities—The Fund is permitted to invest up to 15% of its net assets in illiquid securities. “Illiquid Securities” are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund had no illiquid or restricted securities as of April 30, 2009.

12

h)	Use of Estimates—The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

i)	Financial Accounting Standards Board Financial Accounting Standards No. 157—Effective November 1, 2008, the Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. Fair value is defined under FAS 157 as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Under FAS 157, a fair value measurement should reflect all of the assumptions that market participants would use in pricing the asset or liability, including assumptions about the risk inherent in a particular valuation technique, the effect of a restriction on the sale or use of an asset, and the risk of nonperformance.

Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized, per FAS 157, into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 — Quoted prices in active markets for identical securities. Level 1 includes exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•	Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 includes debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services and foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•	Level 3 — Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes and require significant management judgment or estimation. This category includes broker quoted securities, long dated OTC options and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a good representation of exit price.
Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

FAS 157 also requires that a roll forward reconciliation be shown for all Level 3 securities from the beginning of the reporting period to the end of the reporting period. Part of this reconciliation includes transfers in and/or out of Level 3. For purposes of this reconciliation, transfers in are shown at the end of period fair value and transfers out are shown at the beginning of period fair value. During the six-month period ended April 30, 2009, the Fund held no Level 3 securities.

Refer to the valuation hierarchy levels summary found following the Schedule of Investments.

FASB Staff Position No. 157-4—In April 2009, FASB released FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP FAS 157-4”). FSP FAS 157-4 provides additional guidance on determining whether a market for a financial asset is not active and a transaction is not distressed when measuring fair value under FAS 157. The FSP also requires additional disclosure detail on debt and equity securities by major investment categories. FSP FAS 157-4 is effective for interim and annual periods ending after June 15, 2009. At this time,

13

The Hartford Disciplined Equity Fund
Notes to Financial Statements—(continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
management is evaluating the implications of FSP FAS 157-4 and does not believe it will impact valuation but will require additional disclosure. This additional disclosure has not yet been implemented.

j)	Financial Accounting Standards Board Financial Accounting Standards No. 161—In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires companies to disclose information detailing the objectives and strategies for using derivative instruments, the level of derivative activity entered into by the company and any credit risk-related contingent features of the agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and has not yet implemented the new disclosure standard.

k)	Indemnifications: Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
3.	Futures and Options:
Futures and Options Transactions—The Fund may invest in futures and options contracts in order to gain exposure to or protect against changes in the market. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. When the Fund enters into such futures contracts, it is required to deposit with a futures commission merchant an amount of “initial margin” of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called variation margin, to and from the broker, are made on a daily basis as the price of the underlying security fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Fund.

At any time prior to the expiration of the futures contract, the Fund may close the position by taking an opposite position, which would effectively terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a gain or loss.

The use of futures contracts involves elements of market risk, which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contracts may decrease the effectiveness of the Fund’s strategy and potentially result in loss. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of April 30, 2009.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period.

The Fund may write (sell) covered options. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase or sell the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option securities or currencies. The Fund receives a premium for writing a call or put option, which is recorded on the Fund’s Statement of Assets and Liabilities and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options. There is a risk of loss from a change in the value of such options, which may exceed the related premiums received. Transactions involving written option contracts for the Fund during the six-month period ended April 30, 2009, are summarized below:

14

Options Contract Activity During the Six-Month Period Ended April 30, 2009

Call Options Written During the Period	Number of Contracts*	Premium Amounts
Beginning of the period	—	$—
Written	2,344	153
Expired	(1,559)	(101)
Closed	(285)	(17)
Exercised	—	—

End of Period	500	$35

Put Options Written During the Period	Number of Contracts*	Premium Amounts
Beginning of the period	—	$—
Written	1,924	101
Expired	(1,113)	(61)
Closed	(192)	(12)
Exercised	(228)	(7)

End of Period	391	$21

*	The number of contracts does not omit 000’s.
4.	Federal Income Taxes:
a)	Federal Income Taxes—For federal income tax purposes, the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and the Fund intends to distribute substantially all of its income and gains during the calendar year ending December 31, 2009. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2008	October 31, 2007
Ordinary Income	$1,020	$2,100
As of October 31, 2008, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$928
Accumulated Capital Losses*	$(33,649)
Unrealized Depreciation†	$(49,816)

Total Accumulated Deficit	$(82,537)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable to the tax deferral of wash sales losses, the mark-to-market adjustment for certain derivatives in accordance with IRC Sec. 1256, the mark to market for Passive Foreign Investment Companies and basis differences in real estate investment trusts.

15

The Hartford Disciplined Equity Fund
Notes to Financial Statements—(continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
c)	Reclassification of Capital Accounts—In accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Fund has recorded reclassifications in its capital accounts. These reclassifications had no impact on the NAV of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. As of October 31, 2008, the Fund recorded reclassifications to decrease undistributed net investment income by $8, increase accumulated net realized gain by $7, and increase paid in capital by $1.

d)	Capital Loss Carryforward—At October 31, 2008 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year	Amount
2011	$10,424
2016	23,225

Total	$33,649

e)	Financial Accounting Standards Board Interpretation No. 48—On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. The Fund adopted FIN 48 for fiscal years beginning after December 15, 2006. Management has evaluated the implications of FIN 48 for all open tax years (tax years ended October 31, 2006 — 2008) and has determined there is no impact to the Fund’s financial statements.
5.	Expenses:

a)	Investment Management Agreements—Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with The Hartford Mutual Funds, Inc. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the six-month period ended April 30, 2009; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.7500%
On next $500 million	0.6750%
On next $4 billion	0.6250%
On next $5 billion	0.6225%
Over $10 billion	0.6200%

16

b)	Accounting Services Agreement—Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting service fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.016%
On next $5 billion	0.014%
Over $10 billion	0.012%
c)	Operating Expenses —Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the six-month period ended April 30, 2009, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class R3	Class R4	Class R5	Class Y
1.35%	2.10%	2.10%	1.60%	1.30%	1.00%	0.95%
d)	Fees Paid Indirectly—The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the six-month period ended April 30, 2009, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Annualized
	Six-Month
	Period	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	Ended April	October 31,	October 31,		October 31,	October 31,	October 31,
	30, 2009	2008	2007		2006	2005	2004
Class A Shares	1.14%	1.40%	1.40%		1.39%	1.38%	1.44%
Class B Shares	1.54	1.94	2.08		2.07	2.13	2.14
Class C Shares	2.01	2.12	2.09		2.09	2.10	2.09
Class R3 Shares	1.53	1.65	1.65	*
Class R4 Shares	1.30	1.28	1.34	†
Class R5 Shares	0.99	0.99	1.05	‡
Class Y Shares	0.89	0.88	0.88		0.88	0.89	0.87

*	From December 22, 2006 (commencement of operations), through October 31, 2007

†	From December 22, 2006 (commencement of operations), through October 31, 2007

‡	From December 22, 2006 (commencement of operations), through October 31, 2007
e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares—HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2009, HIFSCO received front-end load sales charges of $50 and contingent deferred sales charges of $7 from the Fund.

The Fund has adopted Distribution and Service Plans in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of

17

The Hartford Disciplined Equity Fund
Notes to Financial Statements—(continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
Classes A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Funds provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of only up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2009, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $6. These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions—Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2009, a portion of the Fund’s chief compliance officer’s salary was paid by the Fund in an amount, which rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO was compensated $172 for providing such services. These fees are accrued daily and paid monthly.

g)	Payments from Affiliate:

The total return in the accompanying financial highlights includes payment from affiliates. Had the payment from affiliates been excluded, the total return for the periods listed below would have been as follows:

			Impact from Payment
			from Affiliate for
	Impact from	Total Return	Transfer Agent
	Payment from	Excluding	Allocation	Total Return
	Affiliate for SEC	Payment from	Methodology	Excluding Payment
	Settlement for the	Affiliate for the	Reimbursements for	from Affiliate for
	Year Ended	Year Ended	the Year Ended	the Year Ended
	October 31, 2007	October 31, 2007	October 31, 2004	October 31, 2004
Class A	0.08%	13.78%	—%	—%
Class B	0.08	13.05	—	—
Class C	0.08	12.98	0.01	5.24
Class Y	0.07	14.37	—	—
6.	Affiliate Holdings:

As of April 30, 2009, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R3	1
Class R4	1
Class R5	1

18

7.	Investment Transactions:

For the six-month period ended April 30, 2009, the Fund’s aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$58,832
Sales Proceeds Excluding U.S. Government Obligations	71,168
8.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2009 and the year ended October 31, 2008:

	For the Six-Month Period Ended April 30, 2009					For the Year Ended October 31, 2008
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	704	57	(1,813)	—	(1,052)	825	18	(2,793)	—	(1,950)
Amount	$6,022	$494	$(15,128)	$—	$(8,612)	$10,605	$259	$(35,569)	$—	$(24,705)
Class B
Shares	35	—	(316)	—	(281)	68	—	(830)	—	(762)
Amount	$285	$—	$(2,530)	$—	$(2,245)	$825	$—	$(10,190)	$—	$(9,365)
Class C
Shares	113	—	(329)	—	(216)	102	—	(414)	—	(312)
Amount	$920	$—	$(2,621)	$—	$(1,701)	$1,215	$—	$(4,973)	$—	$(3,758)
Class R3
Shares	—	—	—	—	—	—	—	—	—	—
Amount	$2	$—	$(5)	$—	$(3)	$6	$—	$—	$—	$6
Class R4
Shares	4	—	—	—	4	—	—	—	—	—
Amount	$36	$1	$—	$—	$37	$1	$—	$—	$—	$1
Class R5
Shares	—	—	—	—	—	—	—	—	—	—
Amount	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Class Y
Shares	710	93	(806)	—	(3)	665	51	(860)	—	(144)
Amount	$5,854	$829	$(7,127)	$—	$(444)	$8,318	$754	$(9,306)	$—	$(234)
The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued and Class B shares redeemed) for the six-month period ended April 30, 2009 and the year ended October 31, 2008:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2009	106	$895
For the Year Ended October 31, 2008	229	$3,024
9.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. During the six-month period ended April 30, 2009, the Fund did not have any borrowings under this facility.

19

The Hartford Disciplined Equity Fund
Notes to Financial Statements—(continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
10.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

20

The Hartford Disciplined Equity Fund
Financial Highlights—(Unaudited)

	- Selected Per-Share Data - (a)											- Ratios and Supplemental Data -
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
															Net Assets		Net Assets		Net Assets
															Before		After		After
				Net											Waivers		Waivers		Waivers
				Realized											and		and		and
				and Un-			Distrib-			Net					Reimburse-		Reimburse-		Reimburse-		Ratio of
		Net	Pay-	realized		Dividends	utions			Increase	Net			Net	ments and		ments and		ments and		Net Invest-		Port-
	Net Asset	Invest-	ments	Gain		from Net	from	Distri-		(Decrease)	Asset			Assets at	Including		Including		Excluding		ment		folio
	Value at	ment	from	(Loss) on	Total from	Invest-	Realized	butions	Total	in Net	Value at			End of	Expenses		Expenses		Expenses		Income to		Turn-
	Beginning	Income	(to)	Invest-	Investment	ment	Capital	from	Distri-	Asset	End of	Total		Period	not Subject		not Subject		not Subject		Average		over
Class	of Period	(Loss)	Affiliate	ments	Operations	Income	Gains	Capital	butions	Value	Period	Return(b)		(000’s)	to Cap(c)		to Cap(c)		to Cap(c)		Net Assets		Rate(d)
For the Six-Month Period Ended April 30, 2009 (Unaudited) (e)
A	$9.31	$0 .06	$—	$(0 .50)	$(0 .44)	$(0 .05)	$—	$—	$(0 .05)	$(0 .49)	$8.82	(4 .68	)%(f)	$78,320	1 .64	%(g)	1 .14	%(g)	1 .14	%(g)	1 .52	%(g)	36%
B	8.80	0 .05	—	(0 .48)	(0 .43)	—	—	—	—	(0 .43)	8.37	(4 .89	) (f)	8,992	2 .74	(g)	1 .54	(g)	1 .54	(g)	1 .13	(g)	—
C	8.80	0 .03	—	(0 .48)	(0 .45)	—	—	—	—	(0 .45)	8.35	(5 .11	) (f)	11,187	2 .27	(g)	2 .01	(g)	2 .01	(g)	0 .65	(g)	—
R3	9.56	0 .05	—	(0 .52)	(0 .47)	(0 .05)	—	—	(0 .05)	(0 .52)	9.04	(4 .91	) (f)	7	2 .03	(g)	1 .53	(g)	1 .53	(g)	1 .17	(g)	—
R4	9.60	0 .06	—	(0 .52)	(0 .46)	(0 .11)	—	—	(0 .11)	(0 .57)	9.03	(4 .75	) (f)	46	1 .34	(g)	1 .30	(g)	1 .30	(g)	1 .29	(g)	—
R5	9.62	0 .07	—	(0 .51)	(0 .44)	(0 .11)	—	—	(0 .11)	(0 .55)	9.07	(4 .56	) (f)	7	1 .00	(g)	1 .00	(g)	1 .00	(g)	1 .66	(g)	—
Y	9.64	0 .08	—	(0 .53)	(0 .45)	(0 .12)	—	—	(0 .12)	(0 .57)	9.07	(4 .54	) (f)	63,968	0 .89	(g)	0 .89	(g)	0 .89	(g)	1 .76	(g)	—
For the Year Ended October 31, 2008
A	14.91	0 .05	—	(5 .63)	(5 .58)	(0 .02)	—	—	(0 .02)	(5 .60)	9.31	(37 .46)		92,476	1 .44		1 .40		1 .40		0 .36		69
B	14.16	(0 .05)	—	(5 .31)	(5 .36)	—	—	—	—	(5 .36)	8.80	(37 .85)		11,931	2 .39		1 .95		1 .95		(0 .18)		—
C	14.17	(0 .06)	—	(5 .31)	(5 .37)	—	—	—	—	(5 .37)	8.80	(37 .90)		13,691	2 .13		2 .13		2 .13		(0 .36)		—
R3	15.33	0 .01	—	(5 .78)	(5 .77)	—	—	—	—	(5 .77)	9.56	(37 .64)		11	1 .87		1 .65		1 .65		0 .12		—
R4	15.37	0 .06	—	(5 .79)	(5 .73)	(0 .04)	—	—	(0 .04)	(5 .77)	9.60	(37 .37)		8	1 .28		1 .28		1 .28		0 .48		—
R5	15.41	0 .10	—	(5 .81)	(5 .71)	(0 .08)	—	—	(0 .08)	(5 .79)	9.62	(37 .23)		7	0 .99		0 .99		0 .99		0 .77		—
Y	15.43	0 .12	—	(5 .81)	(5 .69)	(0 .10)	—	—	(0 .10)	(5 .79)	9.64	(37 .09)		67,966	0 .89		0 .89		0 .89		0 .88		—
For the Year Ended October 31, 2007
A	13.19	0 .04	0 .01	1 .77	1 .82	(0 .10)	—	—	(0 .10)	1 .72	14.91	13 .87	(h)	177,170	1 .40		1 .40		1 .40		0 .32		72
B	12.53	(0 .07)	0 .01	1 .70	1 .64	(0 .01)	—	—	(0 .01)	1 .63	14.16	13 .14	(h)	29,968	2 .31		2 .08		2 .08		(0 .35)		—
C	12.54	(0 .07)	0 .01	1 .70	1 .64	(0 .01)	—	—	(0 .01)	1 .63	14.17	13 .07	(h)	26,479	2 .09		2 .09		2 .09		(0 .37)		—
R3(i)	13.89	—	—	1 .44	1 .44	—	—	—	—	1 .44	15.33	10 .37	(f)	11	1 .65	(g)	1 .65	(g)	1 .65	(g)	(0 .03	) (g)	—
R4(j)	13.89	0 .03	—	1 .45	1 .48	—	—	—	—	1 .48	15.37	10 .66	(f)	11	1 .34	(g)	1 .34	(g)	1 .34	(g)	0 .28	(g)	—
R5(k)	13.89	0 .07	—	1 .45	1 .52	—	—	—	—	1 .52	15.41	10 .94	(f)	11	1 .05	(g)	1 .05	(g)	1 .05	(g)	0 .57	(g)	—
Y	13.58	0 .19	0 .01	1 .75	1 .95	(0 .10)	—	—	(0 .10)	1 .85	15.43	14 .45	(h)	111,098	0 .88		0 .88		0 .88		0 .86		—
For the Year Ended October 31, 2006
A	11.78	0 .04	—	1 .39	1 .43	(0 .02)	—	—	(0 .02)	1 .41	13.19	12 .13		189,375	1 .40		1 .40		1 .40		0 .39		67
B	11.25	(0 .03)	—	1 .31	1 .28	—	—	—	—	1 .28	12.53	11 .38		35,673	2 .30		2 .07		2 .07		(0 .28)		—
C	11.26	(0 .04)	—	1 .32	1 .28	—	—	—	—	1 .28	12.54	11 .37		29,153	2 .10		2 .10		2 .10		(0 .31)		—
Y	12.12	0 .14	—	1 .40	1 .54	(0 .08)	—	—	(0 .08)	1 .46	13.58	12 .76		169,614	0 .89		0 .89		0 .89		0 .88		—
For the Year Ended October 31, 2005
A	10.67	0 .10	—	1 .09	1 .19	(0 .08)	—	—	(0 .08)	1 .11	11.78	11 .19		209,721	1 .41		1 .40		1 .40		0 .81		61
B	10.20	(0 .02)	—	1 .08	1 .06	(0 .01)	—	—	(0 .01)	1 .05	11.25	10 .35		39,806	2 .34		2 .15		2 .15		0 .06		—
C	10.22	(0 .02)	—	1 .07	1 .05	(0 .01)	—	—	(0 .01)	1 .04	11.26	10 .29		33,690	2 .11		2 .11		2 .11		0 .12		—
Y	10.99	0 .15	—	1 .12	1 .27	(0 .14)	—	—	(0 .14)	1 .13	12.12	11 .62		81,582	0 .90		0 .90		0 .90		0 .97		—
For the Year Ended October 31, 2004
A	10.08	0 .03	—	0 .57	0 .60	(0 .01)	—	—	(0 .01)	0 .59	10.67	5 .92		241,014	1 .46		1 .45		1 .45		0 .30		62
B	9.70	(0 .05)	—	0 .55	0 .50	—	—	—	—	0 .50	10.20	5 .16		44,561	2 .34		2 .15		2 .15		(0 .41)		—
C	9.71	(0 .05)	—	0 .56	0 .51	—	—	—	—	0 .51	10.22	5 .25	(h)	40,965	2 .10		2 .10		2 .10		(0 .36)		—
Y	10.36	(0 .01)	—	0 .69	0 .68	(0 .05)	—	—	(0 .05)	0 .63	10.99	6 .55		19,578	0 .88		0 .88		0 .88		0 .95		—

(a)	Information presented relates to a share outstanding throughout the indicated period.

(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	Per share amounts have been calculated using average shares outstanding method.

(f)	Not annualized.

(g)	Annualized.

(h)	Total return without the inclusion of the Payments from (to) Affiliate, as noted on the Statement of Operations, can be found in Expenses in the accompanying Notes to Financial Statements.

(i)	Commenced operations on December 22, 2006.

(j)	Commenced operations on December 22, 2006.

(k)	Commenced operations on December 22, 2006.

21

The Hartford Disciplined Equity Fund
Directors and Officers (Unaudited)
The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.
Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and three of the Fund’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which collectively consist of 100 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.
The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.
Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its officers or directors who are employed by The Hartford.
Non-Interested Directors
Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.
Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.
Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies.
Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee is Chairman and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions. Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm, from August 2004 to August 2005. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).
William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

22

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.
Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.
Interested Directors and Officers
Thomas M. Marra* (1958) Director since 2002
Mr. Marra has served as President and Chief Operating Officer of The Hartford Financial Services Group, Inc. (“The Hartford”) since 2007. Mr. Marra currently serves as Director of Hartford Life, Inc. (“HL, Inc.”). Mr. Marra served as Chief Operating Officer of Hartford Life Insurance Company, Inc. (“Hartford Life”) (2000-2008), as President of Hartford Life (2002-2008) and as Director of Hartford Life’s Investment Products Division from 1998 to 2000.

*	On February 24, 2009, The Hartford and Mr. Marra determined to enter into a mutually agreed separation whereby Mr. Marra will retire, and his role as an executive officer and employee of The Hartford will terminate, effective July 3, 2009. Mr. Marra will resign his position as a Director of the Fund effective June 25, 2009.
Lowndes A. Smith (1939) Director since 2002, Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.
John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as Chief Executive Officer, President and Director of HL, Inc. Mr. Walters previously served as President of the U.S. Wealth Management Division of Hartford Life, Inc., as Co-Chief Operating Officer of Hartford Life Insurance Company (2007—2008) and as Executive Vice President and Director of its Investment Products Division (2000—2008). Mr. Walters also serves as Chairman of the Board, Chief Executive Officer, President and Director of Hartford Life Insurance Company and as Executive Vice President of The Hartford. In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”).

*	Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007—2009).
Other Officers
Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006—2009))
Mr. Arena serves as Executive Vice President of Hartford Life Insurance Company, (“Hartford Life”). Additionally, Mr. Arena is Director and Senior Vice President of Hartford Administrative Services Company, (“HASCO”), Manager, Chief Executive Officer and President of Hartford Investment Financial Services, LLC (“HIFSCO”) and HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division. Mr. Arena joined American Skandia in 1996.
Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.
Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006 and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury, (the “Treasury”), from 2001 to 2006 where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network, (“FinCEN”) from 2005—2006.

23

The Hartford Disciplined Equity Fund
Directors and Officers (Unaudited)—(continued)
Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life Insurance Company. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.
Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant General Counsel and Assistant Vice President of The Hartford and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, Assistant Vice President of Hartford Life, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.
Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life and as Director of its Investment Advisory Group in the Individual Markets Group segment. He also serves as Senior Vice President of HIFSCO and HL Advisors. Prior to joining The Hartford in 2004, Mr. Meyer was with MassMutual which he joined in 1987.
D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life where he serves as Director of mutual fund product management for The Hartford’s mutual funds and 529 college savings businesses. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.
Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001—2007.
HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2008 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

24

The Hartford Disciplined Equity Fund
Expense Example (Unaudited)
Your Fund’s Expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2008 through April 30, 2009.
Actual Expenses
The first column of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	October 31, 2008	Beginning	Ending Account	October 31,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2008 through	expense	1/2	full
	October 31, 2008	April 30, 2009	April 30, 2009	October 31, 2008	April 30, 2009	April 30, 2009	ratio	year	year
Class A	$1,000.00	$953.17	$5.52	$1,000.00	$1,019.14	$5.70	1.14%	181	365
Class B	$1,000.00	$951.13	$7.45	$1,000.00	$1,017.15	$7.70	1.54	181	365
Class C	$1,000.00	$948.86	$9.71	$1,000.00	$1,014.82	$10.04	2.01	181	365
Class R3	$1,000.00	$950.86	$7.40	$1,000.00	$1,017.20	$7.65	1.53	181	365
Class R4	$1,000.00	$952.49	$6.29	$1,000.00	$1,018.34	$6.50	1.30	181	365
Class R5	$1,000.00	$954.40	$4.84	$1,000.00	$1,019.83	$5.00	1.00	181	365
Class Y	$1,000.00	$954.58	$4.31	$1,000.00	$1,020.38	$4.45	0.89	181	365

25

The Hartford Diversified International Fund

The Hartford Diversified International Fund
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 6/30/08 — 4/30/09
Growth of a $10,000 investment in Class A which includes Sales Charge
MSCI All Country World ex US Index is a broad based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Investment objective — Seeks long-term capital appreciation.
Average Annual Total Returns(2,3) (as of 4/30/09)

	Inception	Since
	Date	Inception

Diversified International A#	6/30/08	-42.32%
Diversified International A##	6/30/08	-45.49%
Diversified International B#	6/30/08	-42.70%
Diversified International B##	6/30/08	-45.57%
Diversified International C#	6/30/08	-42.70%
Diversified International C##	6/30/08	-43.27%
Diversified International I#	6/30/08	-42.15%
Diversified International R3#	6/30/08	-42.48%
Diversified International R4#	6/30/08	-42.38%
Diversified International R5#	6/30/08	-42.18%
Diversified International Y#	6/30/08	-42.14%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(3)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2009, which excludes investment transactions as of this date.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Portfolio Managers
Cheryl M. Duckworth, CFA	Andrew S. Offit, CPA	Vera M. Trojan, CFA
Senior Vice President	Senior Vice President	Senior Vice President

Theodore B.P. Jayne, CFA	David Elliott, CFA
Vice President	Vice President
How did the Fund perform?
The Class A shares of The Hartford Diversified International Fund returned -1.90%, before sales charge, for the six-month period ended April 30, 2009, underperforming its benchmark, the MSCI All Country World ex-U.S. Index, which returned 1.31% for the same period. The Fund also underperformed the -0.97% return of the average fund in the Lipper International Multi-Cap Core peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
The modestly positive return of the benchmark during the period masks two significantly different market environments. From the beginning of November through early March stocks fell sharply, reflecting deepening economic worries and concerns over the impact of various governments’ increasing involvement in the global economy. From early March through the end of April stocks rallied as investors came to believe that a Depression-like scenario was less likely. Sector returns within the MSCI All Country World ex-U.S. diverged widely in this environment, with weakness in traditionally defensive sectors like Health Care (-11%), Utilities (-7%), and Consumer Staples (-5%) offset by strength in economically sensitive areas like Materials (+15%), Information Technology (+10%), and Industrials (+9%).

2

The Fund’s underperformance versus the benchmark was due to weak stock selection, which was negative in seven of ten sectors. Selection was weakest within Financials, Consumer Staples, and Materials. This was partially offset by more favorable selection in Consumer Discretionary, Energy, and Health Care. Sector positioning, which is a result of individual stock decisions, was additive, largely due to underweight (i.e. the Fund’s sector position was less than the benchmark position) positions in Financials and Utilities and an overweight (i.e. the Fund’s sector position was greater than the benchmark position) position in Information Technology. The Fund also benefited from a modest cash position, which helped relative (i.e. performance of the Fund as measured against the benchmark) performance as the market trended lower from November through February.
The largest detractors from relative returns were Vimpel-Communications (Telecommunication Services), Japan Tobacco (Consumer Staples), and UBS (Financials). Russian wireless operator Vimpel-Communications saw its shares fall amid significant macroeconomic uncertainty in Russia and weakness in the ruble relative to the U.S. dollar. Shares of cigarette and tobacco products company Japan Tobacco were pressured by declining domestic tobacco sales volumes and the negative impact from a strong Japanese yen. Switzerland-based financial services provider UBS posted a larger-than-expected quarterly loss, pushing its shares lower. Food and beverage company Nestle (Consumer Staples), also based in Switzerland, was among the top detractors from absolute (i.e. total return) returns.
Top contributors to relative performance during the period included Volkswagen (Consumer Discretionary), China Communications Construction (Industrials), and Rio Tinto (Materials). German car maker Volkswagen’s shares slid during the period following sharp gyrations in the company’s stock at the end of October driven by Porsche’s move to take a controlling stake in the company. The Fund gained on a relative basis by not holding the stock, which is included in the benchmark. China infrastructure company China Communications Construction saw its shares rise on expectations that the company will benefit from the Chinese government’s stimulus spending. Shares of diversified mining company Rio Tinto benefited from rising copper prices and the company’s reduced balance sheet risk following the recently proposed funding deal with Aluminum Corporation of China (CHINALCO). Top absolute contributors included Standard Chartered (Financials) and BHP Billiton (Materials).
What is the outlook?
It is increasingly clear that the global economy is in a deep recession, notwithstanding the recent stock market rally. Governments worldwide are reshaping the financial playing field through actions ranging from stimulus packages to massive loans to impaired private sector companies, all taken with an eye towards thawing frozen credit markets and expanding purchasing power. These moves will help mitigate some of the negative economic pressures, and while the outlook remains uncertain, markets have begun to anticipate a recovery.
The Fund employs a multiple portfolio manager structure and is organized in three broad strategies. The Fund’s managers pursue diverse and complementary investment strategies, with fundamental, bottom-up (i.e. stock by stock fundamental research) research as the foundation for portfolio construction. Due to these bottom-up investment decisions we ended the period most overweight the Consumer Discretionary, Information Technology, and Health Care sectors and most underweight the Financials, Energy, and Telecommunication Services sectors.
Diversification by Industry
as of April 30, 2009

Percentage of
Industry	Net Assets
Automobiles & Components	4.2%
Banks	11.8
Capital Goods	6.4
Commercial & Professional Services	1.0
Consumer Durables & Apparel	1.8
Consumer Services	0.7
Diversified Financials	4.3
Energy	8.9
Food & Staples Retailing	2.0
Food, Beverage & Tobacco	5.9
Health Care Equipment & Services	1.3
Household & Personal Products	0.1
Insurance	3.8
Materials	9.1
Media	1.4
Pharmaceuticals, Biotechnology & Life Sciences	6.9
Real Estate	1.5
Retailing	3.8
Semiconductors & Semiconductor Equipment	2.6
Software & Services	2.0
Technology Hardware & Equipment	4.3
Telecommunication Services	5.4
Transportation	2.3
Utilities	5.2
Short-Term Investments	1.5
Other Assets and Liabilities	1.8

Total	100.0%

3

Diversification by Country
as of April 30, 2009

Percentage of
Country	Net Assets
Australia	0.8%
Austria	0.7
Belgium	0.9
Brazil	3.1
Canada	3.4
China	1.1
Denmark	0.7
Egypt	0.1
Finland	0.8
France	8.7
Germany	7.3
Greece	0.2
Hong Kong	2.1
India	1.1
Ireland	1.1
Israel	0.9
Italy	2.4
Japan	13.0
Luxembourg	0.8
Malaysia	0.2
Mauritius	0.1
Mexico	0.3
Netherlands	3.1
New Zealand	0.0
Norway	0.8
Panama	0.1
Papua New Guinea	0.1
Peru	0.1
Philippines	0.0
Portugal	0.1
Russia	1.5
Singapore	0.4
South Africa	1.4
South Korea	1.6
Spain	3.0
Sweden	1.9
Switzerland	7.9
Taiwan	2.1
Thailand	0.3
Turkey	0.4
United Kingdom	20.1
United States	2.0
Short-Term Investments	1.5
Other Assets and Liabilities	1.8

Total	100.0%

4

The Hartford Diversified International Fund
Schedule of Investments
April 30, 2009 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS—95.1%
	Australia—0.8%
5	ABC Learning Centres Ltd. ⌂ • †	$—
2	Australian Worldwide Exploration Ltd.	4
1	Avoca Resources Ltd. •	1
1	AWB Ltd.	1
—	Bradken Ltd.	1
1	Challenger Financial Services Group Ltd.	1
1	Coffey International Ltd.	2
1	CSL Ltd.	31
2	Dominion Mining Ltd.	7
6	Elders Ltd.	2
8	Emeco Holdings Ltd.	2
4	ING Office Fund	1
7	Macquarie CountryWide Trust	2
15	Macquarie Office Trust	2
2	Mount Gibson Iron Ltd. •	1
4	Pacific Brands Ltd.	2
6	Pan Pacific Petroleum •	1
4	PaperlinX Ltd.	2
4	PMP Ltd.	1
1	Rio Tinto Ltd.	41
7	Sigma Pharmaceuticals Ltd.	6
10	Virgin Blue Holdings Ltd.	2

		113

	Austria—0.7%
—	BWIN Interactive Entertainment •	7
3	OMV AG	84

		91

	Belgium—0.9%
—	Delhaize-Le Lion S.A.	20
—	D’ieteren S.A.	1
—	GIMV NPV	1
10	Hansen Transmissions •	21
—	Nyrstar N.V.	3
—	Omega Pharma S.A.	3
—	Sipef N.V.	1
—	Tessenderlo Chemie N.V.	7
2	UCB S.A.	45
—	Umicore	6
—	Wereldhave Belgium	1

		109

	Brazil—3.1%
4	Banco do Estado do Rio Grande do Sul S.A.	14
3	BM & F Bovespa S.A.	13
—	Companhai Brasileira de Distribuicao Grupo Pao de Acucar ADR	7
—	Companhia de Bebidas das Americas ADR	4
2	Companhia Energetica de Minas Gerais	29
3	Companhia Energetica de Minas Gerais ADR	45
3	Companhia Vale do Rio Doce ADR	54
1	Cyrela Brazil Realty S.A.	6
9	Itau Unibanco Banco Multiplo S.A. ADR	125
2	Petroleo Brasileiro S.A. ADR	67
1	Tele Norte Leste Participacoes S.A. ADR	19
—	Weg S.A.	3

		386

	Canada—3.4%
—	Aecon Group, Inc.	3
—	Agrium U.S., Inc.	17
1	Agrium, Inc.	22
1	Alamos Gold, Inc. •	4
—	Alimentation Couche-Tard, Inc. Class B	1
—	Altius Minerals Corp.	2
—	Atrium Innovations, Inc. •	2
1	ATS Automation Tooling Systems, Inc. •	2
1	Bank of Nova Scotia	17
1	Biovail Corp.	8
1	Cameco Corp.	32
1	Canadian Natural Resources Ltd.	28
—	Canam Group, Inc.	3
1	Cascades, Inc.	3
1	Celestica, Inc. •	6
—	Constellation Software, Inc.	3
1	EnCana Corp.	23
—	Enerflex Systems Income Fund •	2
—	Enghouse Systems Ltd.	2
—	Equitable Group, Inc.	4
—	Flint Energy Services Ltd.	2
1	Highpine Oil & Gas Ltd. •	7
—	Home Capital Group, Inc.	10
—	Laurentian Bank of Canada	8
—	Miranda Technologies, Inc. •	1
—	MOSAID Technologies, Inc.	1
1	Patheon, Inc. •	1
1	Petro Andina Resources, Inc. •	4
1	Potash Corp. of Saskatchewan, Inc.	69
—	Potash Corp. of Saskatchewan, Inc. ADR	39
1	Research In Motion Ltd. •	56
2	Semafo, Inc.	3
—	Sierra Wireless, Inc. •	1
—	The Churchill Corp. •	3
1	Thompson Creek Metals Co., Inc. •	4
1	Toronto-Dominion Bank	50
—	Transcontinental, Inc.	2
2	West Energy Ltd. •	4
—	Winpak Ltd.	2

		451

	China—1.1%
10	China Communications Construction Co., Ltd.	12
13	China Dongxiang Group Co.	6
8	China Life Insurance Co., Ltd.	28
13	China Shenhua Energy Co., Ltd.	36
18	Dongfeng Motor Group Co., Ltd.	13
22	Industrial and Commercial Bank of China	13
1	Mindray Medical International Ltd.	25
—	Sohu.com, Inc. •	4
1	Suntech Power Holdings Co., Ltd. ADR •	14

		151

	Denmark—0.7%
—	Auriga Industries	2
1	Carlsberg A/S Class B	35
1	H. Lundbeck A/S	22
—	TK Development •	1
—	Vestas Wind Systems A/S •	20

		80

	Egypt—0.1%
—	Orascom Construction	7

	Finland—0.8%
6	Nokia Oyj	83
1	Raisio plc	2
The accompanying notes are an integral part of these financial statements.

5

The Hartford Diversified International Fund
Schedule of Investments—(continued)
April 30, 2009 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS—95.1%—(continued)
	Finland—0.8%—(continued)
1	Sponda Oyj	$2
1	Tietoenator Oyj	7

		94

	France—8.7%
—	Air France	4
1	Alstom RGPT	42
—	BNP Paribas	25
—	Boiron	3
—	Cegereal	2
—	Compagnie Generale de Geophysique-Veritas •	1
—	Eiffage	4
—	Esso Ste. Anonyme Francaise	3
—	Eurazeo	11
—	Faiveley S.A.	2
—	Fonciere des Regions	4
1	France Telecom S.A.	22
1	Gaz de France	45
—	Gecina S.A.	3
1	Groupe Eurotunnel S.A. •	4
—	M6-Metropole Television	2
—	Meetic •	2
2	Michelin (C.G.D.E.) Class B	109
—	Nexans S.A.	6
—	Nexity	11
1	Peugeot S.A.	31
1	Pinault-Printemps-Redoute S.A.	64
3	Rhodia S.A.	16
1	Safran S.A.	6
2	Sanofi-Aventis S.A.	138
—	Schneider Electric S.A.	22
1	Scor SE	11
—	Societe BiC S.A.	7
—	Societe Fonciere, Financiere et de Participations	1
1	Societe Generale Class A	55
2	Technip S.A.	66
—	Teleperformance	8
—	Thermador Groupe	1
2	Thomson Multimedia S.A. •	3
2	Total S.A.	92
1	Unibail	84
—	Vallourec	41
1	Vinci S.A.	43
2	Vivendi S.A.	55
—	Zodiac Aerospace	2

		1,051

	Germany—7.3%
—	Aareal Bank AG	2
—	Allianz SE	28
—	Alstria Office REIT AG	3
—	Aurubis AG	6
1	BASF SE	47
—	Biotest AG	3
—	CeWe Color Holdings	1
3	Daimler AG	109
—	Demag Cranes AG	4
—	Deutsche Beteiligungs AG	2
2	Deutsche Boerse AG	112
1	Deutsche Lufthansa AG	15
—	Draegerwerk AG & Co.	1
5	E.On AG	175
—	Fresenius SE	10
1	GEA Group AG	8
—	Gesco AG	1
—	GFK SE	2
—	Gildemeister	2
—	Hochtief AG	13
1	Infineon Technologies AG •	3
—	Jenoptik AG •	1
—	Jungheinrich AG	1
—	K+S AG	27
—	Loewe AG	1
—	Merck KGaA	24
1	Metro AG	47
—	MTU Aero Engines Holdings AG	10
—	Muenchener Rueckversicherungs NPV	46
—	Plambeck Neue Energien AG •	1
—	Praktiker Bau-Und Heimwerkermaerkte Holding AG	2
—	Rheinmetall AG	1
—	RWE AG	20
—	Salzgitter AG	10
2	Siemens AG	110
—	Software AG	1
1	Solarworld AG	22
—	TIPP24 AG	1
—	Vossloh AG	6
1	Wirecard •	8
—	Wuestenrot & Wuerttembergische AG	5

		891

	Greece—0.2%
1	Public Power Corp.	23
—	Sarantis S.A.	1

		24

	Hong Kong—2.1%
37	Anta Sports Products Ltd.	31
5	ASM Pacific Technology	22
4	China Merchants Holdings International Co., Ltd.	10
1	China Mobile Ltd.	9
2	China Overseas Land & Investment Ltd.	4
3	Chow Sang Sang Holdings	1
—	CNOOC Ltd. ADR	17
3	Esprit Holdings Ltd.	15
32	Golden Meditech Co., Ltd.	4
2	Great Eagle Holdings Ltd.	3
4	HKR International Ltd.	1
1	Hong Kong Exchanges & Clearing Ltd.	8
30	Huabao International Holdings Ltd.	21
3	Hysan Development Co., Ltd.	5
11	Johnson Electric Holdings Ltd.	2
9	K Wah International Holdings Ltd.	2
53	Kingboard Laminates Holdings	21
12	Li & Fung Ltd.	34
6	New World China Land Ltd.	2
10	Noble Group Ltd.	9
16	Oriental Press Group	1
The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
COMMON STOCKS—95.1%—(continued)
	Hong Kong—2.1%—(continued)
19	Pacific Andes International Holdings Ltd.	$2
10	Regal Real Estate Investment	1
6	Shangri-La Asia Ltd.	9
22	Sinolink Worldwide Holdings	2
21	Skyworth Digital Holdings Ltd.	2
4	Techtronic Industries Co., Ltd.	2
3	Tian An China Investments Co., Ltd.	1

		241

	India—1.1%
1	Bharti Televentures •	10
—	Educomp Solutions Ltd.	8
1	HDFC Bank Ltd. ADR ‡	89
1	Larsen & Toubro Ltd.	9
—	Reliance Industries Ltd.	15

		131

	Ireland—1.1%
1	CRH plc	23
4	Elan Corp. plc ADR •	24
1	Genesis Lease Ltd. ADR	3
1	Greencore Group plc	1
2	Ryanair Holdings plc ADR •	60
—	SkillSoft plc ADR •	4
1	Smurfit Kappa Group plc	3
5	Total Produce plc	2
2	United Drug plc	4

		124

	Israel—0.9%
2	Bank Leumi Le-Israel	5
4	Bezeq Israeli Telecommunication Corp., Ltd.	7
2	Teva Pharmaceutical Industries Ltd. ADR	92

		104

	Italy—2.4%
—	Ansaldo STS S.p.A.	7
2	Banco di Desio e della Brianza S.A.	10
1	Buzzi Unicem S.p.A. •	9
—	Davide Campari	1
—	DiaSorin S.p.A.	1
4	Eni S.p.A.	90
—	Esprinet S.p.A.	1
—	Exor S.p.A. •	2
1	Finmeccanica S.p.A.	8
3	Geox S.p.A.	25
13	Intesa Sanpaolo	43
—	Lottomatica S.p.A.	7
1	Maire Tecnimont S.p.A.	2
1	Parmalat S.p.A.	2
—	Piccolo Credito Valtellinese	1
25	Pirelli & Co. S.p.A.	10
57	Telecom Italia S.p.A.	51
6	Unipol Gruppo Finanziario S.p.A.	8

		278

	Japan—13.0%
—	Aderans Holdings Co., Ltd.	2
—	Aichi Bank Ltd.	6
1	Aichi Machine Industry Co., Ltd.	2
—	Ain Pharmaciez, Inc.	2
—	Aoki Holdings, Inc.	2
1	Aoyama Trading Co., Ltd.	9
—	Arcs Co., Ltd.	4
1	Arisawa Manufacturing Co., Ltd.	2
1	ASKA Pharmaceutical Co., Ltd.	6
1	Astellas Pharma, Inc.	39
—	BML, Inc.	4
—	Canon Finetech, Inc.	2
2	Canon, Inc.	72
—	Cawachi Ltd.	2
1	Cedyna Financial Corp.	1
—	Central Japan Railway Co.	42
—	Century Tokyo Leasing Corp.	1
—	Chudenko Corp.	6
1	Circle K Sunkus Co., Ltd.	8
—	Coca-Cola Central Japan Co., Ltd.	1
—	DA Office Investment Corp.	4
3	Daiichi Sankyo Co., Ltd.	55
1	Daiichikosho Co., Ltd.	5
1	DCM Japan Holdings Co., Ltd.	7
1	Denso Corp.	14
—	DTS Corp.	2
—	Dydo Drinco, Inc.	3
3	Eisai Co., Ltd.	73
—	ESPEC Corp.	1
—	Fields Corp.	1
—	Fuji Machine Manufacturing Co.	2
—	Futaba Corp.	1
1	Godo Steel Ltd.	2
—	Gunze Ltd.	2
1	Heiwa Corp.	9
—	Hikari Tsushin, Inc.	2
—	Hitachi Systems & Services Ltd.	2
1	Hogy Medical Co., Ltd.	32
6	Honda Motor Co., Ltd.*	170
1	Ibiden Co., Ltd.	29
—	INES Corp.	2
—	Itoham Foods, Inc.	1
1	Izumiya Co., Ltd.	6
2	Jaccs Co., Ltd.	3
—	Japan Tobacco, Inc.	10
—	Kanto Automotive Works Ltd.	2
1	Kinden Corp.	12
—	Komori Corp.	4
—	Kyocera Corp.	23
—	Kyoei Steel Ltd.	2
—	Kyosan Electric Manufacturing Co., Ltd.	2
—	Kyoto Kimono Yuzen	1
1	Maeda Corp.	4
—	MID REIT, Inc.	2
—	Mimasu Semiconductor Industry Co., Ltd.	2
1	Mitsubishi Corp.	22
4	Mitsubishi Estate Co., Ltd.	52
30	Mitsubishi UFJ Financial Group, Inc.*	165
—	Mitsui Knowledge Industry Co., Ltd.	1
—	Mitsui Sugar Co., Ltd.	1
—	Mitsumi Electric Co., Ltd.	1
1	Nabtesco Corp.	8
—	NEC Mobiling Ltd.	1
1	Nintendo Co., Ltd.	144
1	Nippo Corp.	6
3	Nippon Electric Glass Co., Ltd.	24
—	Nippon Seiki Co., Ltd.	2
1	Nishimatsu Construction Co., Ltd.	1
1	Nissan Shatai Co., Ltd.	7
The accompanying notes are an integral part of these financial statements.

7

The Hartford Diversified International Fund
Schedule of Investments—(continued)
April 30, 2009 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS—95.1%—(continued)
	Japan—13.0%—(continued)
1	Nittetsu Mining Co., Ltd.	$2
—	Noevir	2
—	NTT DoCoMo, Inc.	20
10	Osaka Gas Co., Ltd.	32
2	Panasonic Corp.	27
—	Paramound Bed Co.	1
—	Pasona Group, Inc.	1
1	Raito Kogyo	1
—	Rakuten, Inc.	30
—	Ricoh Leasing Co., Ltd.	3
—	Right On Co., Ltd.	2
—	Round One Corp.	3
—	Ryosan Co., Ltd.	2
—	Ryoshoku Ltd.	2
—	Ryoyo Electro Corp.	2
1	Sankyo Co., Ltd.	41
—	Sanyo Denki Co., Ltd.	1
2	Seino Holdings Corp.	8
1	Shin-Etsu Chemical Co., Ltd.	59
1	Softbank Corp.	14
—	Sogo Medical Co., Ltd.	1
1	Sony Corp.	26
—	Taikisha Ltd.	2
1	Takefuji Corp.	3
—	The Daiei, Inc. •	1
1	The Eighteenth Bank Ltd.	3
1	The Kanto Tsukuba Bank Ltd.	6
—	The Kita-Nippon Bank Ltd.	3
—	The Okinawa Electric Power Co., Inc.	5
2	Toagosei Co., Ltd.	5
—	Tohokushinsha Film Corp.	3
1	Tokuyama Corp.	5
1	Tokyo Electron Ltd.	27
10	Tokyo Gas Co., Ltd.	38
1	Tokyo Steel Manufacturing Co., Ltd.	8
—	Torii Pharmaceutical Co., Ltd.	4
—	Toyo Kohan Co., Ltd.	2
1	Toyota Automotive Body Co., Ltd.	13
—	Toyota Motor Corp.	12
—	TS Technology Co., Ltd.	5
—	Tsuruha Holdings, Inc.	4
—	TV Asahi Corp.	5
—	Unipres Corp.	3
1	Uny Co., Ltd.	5
—	Yonekyu Corp.	1

		1,583

	Luxembourg—0.8%
1	ArcelorMittal	19
1	ArcelorMittal ADR	28
1	Colt Telecom Group S.A. •	2
1	Millicom International Cellular S.A.	24
2	SES Global S.A.	28

		101

	Malaysia—0.2%
30	Air Asia BHD •	10
3	Kulim Malaysia Berhad	5
21	PLUS Expressways Berhad	19

		34

	Mauritius—0.1%
40	Golden Agri Resources Ltd.	10

	Mexico—0.3%
1	America Movil S.A.B. de C.V. ADR	19
4	Cemex S.A. CPO	3
—	Desarrolladora Homex SAB de CV •	2
—	Fomento Economico Mexicano S.A.B. De C.V. ADR	6
—	Grupo Televisa S.A. ADR	6

		36

	Netherlands—3.1%
9	AerCap Holdings N.V. •	42
2	ASML Holding N.V.	36
—	Crucell N.V. •	5
—	Gemalto N.V. •	9
—	Heijmans N.V.	1
—	Imtech N.V.	3
7	Koninklijke (Royal) KPN N.V.	81
5	Koninklijke Ahold N.V.	59
—	Koninklijke Philips Electronics N.V.	6
—	Koninklijke Ten Cate N.V.	2
—	OCE N.V.	3
1	Ordina N.V.	3
3	Plaza Centers N.V.	2
2	Qiagen N.V. •	32
2	SBM Offshore N.V.	32
3	Unilever N.V. CVA	57
—	Unit 4 Agresso N.V. •	2
—	USG People N.V.	3
—	USG People N.V.—Dividend Option †	—
—	Vastned Offices	2

		380

	New Zealand—0.0%
4	New Zealand Oil & Gas Ltd.	3

	Norway—0.8%
—	Atea ASA •	1
—	Bonheur ASA	4
9	DNB Nor ASA	58
40	DNO International ASA •	34
1	Norske Skogindustrier ASA •	1
—	Pronova BioPharma A.S. •	1
—	Sparebanken Midt-Norge	2
—	TGS Nopec Geophysical Co. ASA •	2

		103

	Panama—0.1%
—	Copa Holdings S.A. Class A	12

	Papua New Guinea—0.1%
1	New Britain Palm Oil Ltd.	6

	Peru—0.1%
1	Compania De Minas Buenaventur ADR	15

	Philippines—0.0%
—	Philippine Long Distance Telephone Co. ADR	5

	Portugal—0.1%
1	Novabase SGPS S.A. •	6
The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount		Market Value ╪
COMMON STOCKS—95.1%—(continued)
	Portugal—0.1%—(continued)
1	Redes Energeticas Nacionais	$4

		10

	Russia—1.5%
—	Lukoil ADR	9
1	Mining and Metallurgical Co. Norilsk Nickel ADR	6
7	OAO Gazprom Class S ADR	118
3	OAO Rosneft Oil Co. §	17
2	Vimpel-Communications ADR	22

		172

	Singapore—0.4%
15	Chartered Semiconductor •	2
4	DBS Group Holdings Ltd.	22
11	K1 Ventures Ltd.	1
5	Oversea-Chinese Banking Corp., Ltd.	20

		45

	South Africa—1.4%
3	Adcock Ingram Holdings Ltd. •	13
12	African Bank Investments Ltd.	39
2	Aspen Pharmacare Holdings Ltd.	10
—	Gold Fields Ltd.	4
1	Impala Platinum Holdings Ltd.	16
5	MTN Group Ltd.	66
—	Sasol Ltd.	8
3	Truworths International Ltd.	13

		169

	South Korea—1.6%
—	CJ Corp.	2
—	CJ Home Shopping	3
1	Dae Duck Electronics	3
—	Global & Yuasa	2
—	Infopia Co., Ltd. •	1
—	Kolon Engineering & Construction Co., Ltd.	2
—	Kolon Industries, Inc.	4
—	Korea Kumho Petrochemical Co., Ltd.	4
—	Kumho Industrial Co., Ltd.	2
—	LG Dacom Corp.	5
—	LG Electronics, Inc. •	8
—	LG Micron Ltd. ⌂	4
—	Lotte Shopping Co. •	20
—	Meritz Fire & Marine Insurance	2
—	NHN Corp. •	5
1	ON*Media Corp. •	2
—	Pacific Corp.	2
—	Posco Ltd. •	8
—	Sambu Construction Co., Ltd.	2
—	Samsung Electronics Co., Ltd.	102
—	Samsung Securities Co., Ltd. •	7
—	Seah Besteel Corp.	2
—	Shinsegae Co., Ltd. •	6
—	STX Engine Co., Ltd.	6
—	TK Corp. •	2
—	Youngone Corp.	2

		208

	Spain—3.0%
1	Abertis Infraestructuras S.A.	14
3	Banco Bilbao Vizcaya Argentaria S.A.	37
—	Banco De Sabadell S.A.	2
—	Construcciones y Auxiliar de	9
—	Corp Financiera Alba	8
4	Iberdrola S.A.	33
1	Industria de Diseno Textil S.A.	22
—	Miquel y Costas & Miquel S.A.	2
—	Prosegur Compania de Seguridad S.A.	2
2	Red Electrica Corporacion S.A.	85
7	Telefonica S.A.	136
—	Viscofan S.A.	5

		355

	Sweden—1.9%
—	AF Ab Class B	3
—	Betsson Ab	2
1	Boliden Ab	4
1	Bure Equity Ab	4
—	Cardo Ab	3
—	Hennes & Mauritz Ab	10
—	Investment Ab Latour	3
—	Lundbergforetagen Ab	7
10	Lundin Petroleum Ab •	63
—	NCC Ab Class B	4
5	Swedish Match Ab	67
5	Telefonaktiebolaget LM Ericsson	45
2	Volvo Ab Class B	12

		227

	Switzerland—7.9%
3	ABB Ltd.	46
—	Actelion Ltd. •	10
1	Adecco S.A.	21
—	Baloise Holding AG	6
—	Basellandschaftliche Kantonalbank	2
—	Basler Kantonalbank	2
—	Bell Holding AG	2
—	Berner Kantonalbank	6
2	Clariant AG	10
2	Credit Suisse Group AG	69
1	Dufry Group	14
1	Julius Baer Holding Ltd.	43
—	Kardex •	2
—	Kuehne & Nagel International AG	18
1	Mobilezone Holdings	3
8	Nestle S.A.	268
1	Nobel Biocare Holding AG	30
—	Orascom Development Holding AG •	2
—	Pargesa Holding S.A.	2
4	Paris RE Holdings Ltd.	69
—	Roche Holding AG	56
—	Sonova Holding AG	18
—	Synthes, Inc.	24
10	UBS AG •	133
—	Valiant Holding AG	4
1	Zurich Financial Services AG	95

		955

	Taiwan—2.1%
5	Cathay Financial Holding Co., Ltd.	5
—	Chunghwa Telecom Co., Ltd. ADR	5
3	High Technology Computer Corp.	35
4	Hon Hai Precision Industry Co., Ltd.	12
12	Hon Hai Precision Industry Co., Ltd. GDR ■	69
4	Hon Hai Precision Industry Co., Ltd. GDR §	26
1	MediaTek, Inc.	7
5	Taiwan Mobile Co., Ltd.	8
The accompanying notes are an integral part of these financial statements.

9

The Hartford Diversified International Fund
Schedule of Investments—(continued)
April 30, 2009 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS—95.1%—(continued)
	Taiwan—2.1%—(continued)
8	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	$82

		249

	Thailand—0.3%
10	Bangkok Bank plc	23
44	Bank of Ayudhya plc	14

		37

	Turkey—0.4%
3	Turkcell Iletisim Hizmetleri AS ADR	39
6	Turkiye Garanti Bankasi A.S.	13

		52

	United Kingdom—20.1%
1	888 Holdings plc	1
3	Admiral Group plc	40
—	Aggreko plc	2
2	Amlin plc	8
3	Anite plc	1
15	Arm Holdings plc	26
3	Ashtead Group plc	3
1	AstraZeneca plc	34
2	AstraZeneca plc ADR	77
2	Autonomy Corp. plc •	43
11	BAE Systems plc	56
10	Barclays Bank plc	41
2	Barratt Developments plc	4
3	Beazley Group plc	4
9	BG Group plc	145
2	BHP Billiton plc	48
10	BP plc	73
2	BP plc ADR	81
1	Brit Insurance Holdings	2
5	British American Tobacco plc	119
2	Catlin Group Ltd.	8
—	Clarkson plc	1
1	Computacenter plc	3
4	Croda International plc	33
1	CSR plc •	2
2	Devro plc	3
1	Diploma plc	1
2	Drax Group plc	15
11	easyJet plc •	53
1	Emerald Energy plc •	5
2	Enterprise Inns plc	5
3	Ferrexpo plc	7
4	Galliford Try plc	3
2	GlaxoSmithKline plc	26
—	Greene King plc	2
—	Hardy Underwriting Group	1
27	Hays plc	37
2	Hiscox Ltd.	8
1	HMV Group plc	2
21	HSBC Holding plc	150
4	Imperial Tobacco Group plc	91
1	International Personal Finance	2
2	Investec plc	9
4	J. Sainsbury plc	20
—	Keller Group plc	2
23	Kingfisher plc	62
7	Lancashire Holdings Ltd. •	51
6	Logica plc	6
22	Marks & Spencer Group plc	111
1	Marston’s plc	1
2	McBride plc	3
3	Meggitt plc	9
4	Michael Page International plc	16
1	Micro Focus International	3
—	Millennium & Copthorne Hotels plc	1
1	Next plc	24
—	Ocean Wilsons Holdings Ltd.	1
3	Paragon Group Companies plc	3
2	PV Crystalox Solar plc	3
4	Reed Elsevier Capital, Inc. ⌂	30
8	Regus plc	9
8	Resolution plc •	11
—	Reuters Group plc	7
11	Rexam plc	50
5	Rio Tinto plc	193
2	ROK plc	2
5	Rolls-Royce Group plc	26
443	Rolls-Royce Group-C Share Entitlement ⌂ †	1
1	Southern Reserve, Inc.	5
12	Standard Chartered plc	192
5	Tesco plc	26
4	Thomas Cook Group plc	16
1	Tomkins plc	3
4	Tui Travel plc	15
1	UMECO plc	1
2	Vedanta Resources plc	32
50	Vodafone Group plc	93
1	WH Smith plc	9
5	Wm Morrison Supermarkets	19
4	WPP plc	31
9	Xstrata plc	80

		2,442

	United States—0.4%
1	ACE Ltd.	37
2	WSP Holdings Ltd.	6

		43

	Total common stocks (cost $12,698)	$11,578

EXCHANGE TRADED FUNDS—1.6%
	United States—1.6%
5	iShares MSCI EAFE Index Fund	$188

	Total exchange traded funds (cost $167)	$188

	Total long-term investments (cost $12,865)	$11,766

The accompanying notes are an integral part of these financial statements.

10

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS—1.5%
	Repurchase Agreements—1.5%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $43, collateralized by GNMA 4.50%—6.50%, 2038—2039, value of $44)
$43	0.18%, 04/30/2009		$43

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $52, collateralized by FHLMC 4.50%—6.50%, 2035—2039, FNMA 4.50%—6.50%, 2034 — 2047, value of $53)

52	0.17%, 04/30/2009		52

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $72, collateralized by FHLMC 4.00%—7.00%, 2021—2039, FNMA 6.00%—7.00%, 2034 — 2038, GNMA 4.50%—7.00%, 2024—2039, value of $74)

72	0.17%, 04/30/2009		72
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $-, collateralized by U.S. Treasury Bond 7.50%, 2024, value of $-)
—	0.14%, 04/30/2009		—
	UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $16, collateralized by FHLMC 8.00%—15.00%, 2009—2021, FNMA 3.50%—15.50%, 2012—2039, value of $16)
16	0.16%, 04/30/2009		16

			183

	Total short-term investments (cost $183)		$183

	Total investments (cost $13,048) ▲	98 .2%	$11,949
	Other assets and liabilities	1 .8%	222

	Total net assets	100.0%	$12,171

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 94.77% of total net assets at April 30, 2009.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

▲	At April 30, 2009, the cost of securities for federal income tax purposes was $13,981 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$848
Unrealized Depreciation	(2,880)

Net Unrealized Depreciation	$(2,032)

†	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund’s Board of Directors at April 30, 2009, was $1, which represents 0.01% of total net assets. This calculation excludes securities that are principally traded in certain foreign markets and whose prices were adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

•	Currently non-income producing.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at April 30, 2009, was $69, which represents 0.57% of total net assets.

§	Securities contain some restrictions as to public resale. These securities comply with Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, and are determined to be liquid. At April 30, 2009, the market value of these securities amounted to $43 or 0.35% of total net assets.

•	The cost of securities purchased on a when-issued or delayed delivery basis at April 30, 2009 was $45.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period	Shares/
Acquired	Par	Security	Cost Basis

06/2008	5	ABC Learning Centres Ltd.	$5
12/2008	—	LG Micron Ltd.	2
06/2008 - 11/2008	4	Reed Elsevier Capital, Inc.	43
06/2008 - 08/2008	443	Rolls-Royce Group-C Share Entitlement	—
The aggregate value of these securities at April 30, 2009 was $35 which represents 0.29% of total net assets.
The accompanying notes are an integral part of these financial statements.
11

The Hartford Diversified International Fund
Schedule of Investments—(continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
Forward Foreign Currency Contracts Outstanding at April 30, 2009

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value ╪	Amount	Date	(Depreciation)
British Pound (Sell)	$35	$35	05/01/09	$—
British Pound (Buy)	22	21	05/01/09	1
British Pound (Buy)	23	23	05/05/09	—
British Pound (Sell)	11	11	05/06/09	—
British Pound (Sell)	—	0	05/06/09	—
Danish Krone (Buy)	5	5	05/04/09	—
Euro (Sell)	35	35	05/04/09	—
Euro (Buy)	17	17	05/04/09	—
Euro (Sell)	5	5	05/05/09	—
Euro (Buy)	31	31	05/05/09	—
Euro (Sell)	11	11	05/06/09	—
Hong Kong Dollar (Sell)	6	6	05/04/09	—
Hong Kong Dollar (Buy)	17	17	05/05/09	—
Japanese Yen (Sell)	13	13	05/01/09	—
Japanese Yen (Buy)	12	12	05/01/09	—
Japanese Yen (Buy)	25	27	05/07/09	(2)
Japanese Yen (Buy)	18	18	05/08/09	—
Swedish Krona (Sell)	15	15	05/06/09	—
Swiss Franc (Sell)	6	6	05/04/09	—
Swiss Franc (Sell)	21	22	05/05/09	1

				$—

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.
Diversification by Industry
as of April 30, 2009

Percentage of
Industry	Net Assets
Automobiles & Components	4.2%
Banks	11 .8
Capital Goods	6 .4
Commercial & Professional Services	1 .0
Consumer Durables & Apparel	1 .8
Consumer Services	0 .7
Diversified Financials	4 .3
Energy	8 .9
Food & Staples Retailing	2 .0
Food, Beverage & Tobacco	5 .9
Health Care Equipment & Services	1 .3
Household & Personal Products	0 .1
Insurance	3 .8
Materials	9 .1
Media	1 .4
Pharmaceuticals, Biotechnology & Life Sciences	6 .9
Real Estate	1 .5
Retailing	3 .8
Semiconductors & Semiconductor Equipment	2 .6
Software & Services	2 .0
Technology Hardware & Equipment	4 .3
Telecommunication Services	5 .4
Transportation	2 .3
Utilities	5 .2
Short-Term Investments	1 .5
Other Assets and Liabilities	1 .8

Total	100.0%

FAS 157 Disclosure of Investment Valuation Hierarchy Levels

Assets:
Investment in securities — Level 1	$2,531
Investment in securities — Level 2	9,417
Investment in securities — Level 3	1

Total	$11,949

Other financial instruments — Level 2 *	2

Total	$2

Liabilities:
Other financial instruments — Level 2 *	2

Total	$2

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Assets:
Securities:
Balance as of October 31, 2008	$1
Change in unrealized appreciation ♦	1
Net sales	(1)

Balance as of April 30, 2009	$1

♦ Change in unrealized gains or losses relating to assets still held at April 30, 2009	$1

The accompanying notes are an integral part of these financial statements.

12

The Hartford Diversified International Fund
Statement of Assets and Liabilities
April 30, 2009 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at fair value (cost $13,048)	$11,949
Cash	19
Foreign currency on deposit with custodian (cost $19)	19
Unrealized appreciation on forward foreign currency contracts	2
Receivables:
Investment securities sold	225
Fund shares sold	4
Dividends and interest	74
Other assets	147

Total assets	12,439

Liabilities:
Unrealized depreciation on forward foreign currency contracts	2
Payables:
Investment securities purchased	254
Investment management fees	2
Distribution fees	1
Accrued expenses	9

Total liabilities	268

Net assets	$12,171

Summary of Net Assets:
Capital stock and paid-in-capital	20,711
Accumulated undistributed net investment income	67
Accumulated net realized loss on investments and foreign currency transactions	(7,509)
Unrealized depreciation of investments and the translation of assets and liabilities denominated in foreign currency	(1,098)

Net assets	$12,171

Shares authorized	525,000

Par value	$0.001

Class A: Net asset value per share/Maximum offering price per share	$5.75/$6.08

Shares outstanding	495

Net assets	$2,847

Class B: Net asset value per share	$5.73

Shares outstanding	107

Net assets	$616

Class C: Net asset value per share	$5.73

Shares outstanding	108

Net assets	$617

Class I: Net asset value per share	$5.76

Shares outstanding	100

Net assets	$578

Class R3: Net asset value per share	$5.75

Shares outstanding	100

Net assets	$575

Class R4: Net asset value per share	$5.75

Shares outstanding	100

Net assets	$577

Class R5: Net asset value per share	$5.76

Shares outstanding	100

Net assets	$578

Class Y: Net asset value per share	$5.76

Shares outstanding	1,004

Net assets	$5,783

The accompanying notes are an integral part of these financial statements.

13

The Hartford Diversified International Fund
Statement of Operations
For the Six Month Period Ended April 30, 2009 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$199
Interest	—
Less: Foreign tax withheld	(21)

Total investment income	178

Expenses:
Investment management fees	55
Transfer agent fees	1
Distribution fees
Class A	3
Class B	3
Class C	3
Class R3	1
Class R4	1
Custodian fees	26
Accounting services	1
Registration and filing fees	48
Board of Directors’ fees	—
Audit fees	3
Other expenses	10

Total expenses (before waivers and fees paid indirectly)	155
Expense waivers	(71)
Commission recapture	—
Custodian fee offset	—

Total waivers and fees paid indirectly	(71)

Total expenses, net	84

Net investment income	94

Net Realized Loss on Investments and Foreign Currency Transactions:
Net realized loss on investments in securities	(4,440)
Net realized gain on foreign currency transactions	13

Net Realized Loss on Investments and Foreign Currency Transactions	(4,427)

Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	4,137
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(15)

Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	4,122

Net Loss on Investments and Foreign Currency Transactions	(305)

Net Decrease in Net Assets Resulting from Operations	$(211)

The accompanying notes are an integral part of these financial statements.

14

The Hartford Diversified International Fund
Statement of Changes in Net Assets
(000’s Omitted)

	For the Six-Month	For the Period
	Period Ended	June 30, 2008**
	April 30, 2009	through
	(Unaudited)	October 31, 2008
Operations:
Net investment income	$94	$27
Net realized loss on investments and foreign currency transactions	(4,427)	(3,115)
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	4,122	(5,220)

Net decrease in net assets resulting from operations	(211)	(8,308)

Distributions to Shareholders:
From net investment income
Class A	(8)	—
Class I	(3)	—
Class R3	—	—
Class R4	(1)	—
Class R5	(2)	—
Class Y	(25)	—

Total distributions	(39)	—

Capital Share Transactions:
Class A	364	4,238
Class B	38	1,005
Class C	21	1,034
Class I	2	1,000
Class R3	—	1,000
Class R4	1	1,000
Class R5	2	1,000
Class Y	24	10,000

Net increase from capital share transactions	452	20,277

Net increase in net assets	202	11,969
Net Assets:
Beginning of period	11,969	—

End of period	$12,171	$11,969

Accumulated undistributed net investment income	$67	$12

**	Commencement of operations.

15

The Hartford Diversified International Fund
Notes to Financial Statements
April 30, 2009 (Unaudited)
(000’s Omitted)
1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-two portfolios. Financial statements for The Hartford Diversified International Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares are sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors through advisory fee-based wrap programs. Classes R3, R4, R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and except that Class B shares automatically convert to Class A shares after 8 years.

Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments will be allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). After the Close Date, existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).
a)	Security Transactions and Investment Income - Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)	Security Valuation - The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary markets, but before the close of the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are

16

significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, ADR’s, exchange traded funds (“ETF’s”)) after the close of the foreign markets but before the close of the Exchange. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Debt securities (other than short-term obligations and senior floating rate interests) held by the Fund are valued on the basis of valuations furnished by an independent pricing service which determines valuations for normal institutional size trading units of debt securities. Senior floating rate interests generally trade in over-the-counter markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by the Fund’s Board of Directors. Generally, the Fund may use fair valuation in regard to debt securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that mature in 60 days or less are valued at amortized cost, which approximates market value.

Exchange traded equity securities shall be valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time. If it is not possible to determine the last reported sale price or official closing price on the relevant exchange or market at the Valuation Time, the value of the security shall be taken to be the most recent mean between bid and asked prices on such exchange or market at the Valuation Time. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

A forward currency contract shall be valued based on the price of the underlying currency at the prevailing interpolated exchange rate, which is a combination of the spot currency rate and the forward currency rate. Spot currency rates and forward currency rates are obtained from an independent pricing service on a daily basis not more than one hour before the Valuation Time.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

17

The Hartford Diversified International Fund
Notes to Financial Statements—(continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
c)	Foreign Currency Transactions - The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates on portfolio securities from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)	Joint Trading Account - Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Wellington Management Company, LLP (“Wellington”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

e)	Repurchase Agreements - A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2009.

f)	Forward Foreign Currency Contracts - The Fund may enter into forward foreign currency contracts that obligate the Fund to repurchase/replace or sell currencies at specified future dates. Forward foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

Forward foreign currency contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar.

g)	Indexed Securities - The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund uses these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund had investments in indexed securities as of April 30, 2009, as shown on the Schedule of Investments under Exchange Traded Funds.

h)	Fund Share Valuation and Dividend Distributions to Shareholders — Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

18

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income are declared and paid annually. Dividends are paid on shares beginning on the business day after the day when the funds used to purchase the shares are collected by the transfer agent for the Fund. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences include but are not limited to foreign currency gains and losses, losses deferred due to wash sales adjustments, adjustments related to Passive Foreign Investment Companies and certain derivatives, and excise tax regulations. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

i)	Illiquid and Restricted Securities - The Fund is permitted to invest up to 15% of its net assets in illiquid securities. “Illiquid Securities” are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund, as shown in the Schedule of Investments, had illiquid or restricted securities as of April 30, 2009.

j)	Securities Purchased on a When-Issued or Delayed-Delivery Basis — Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. As of April 30, 2009, the Fund had entered into outstanding when-issued or forward commitments with a cost of $45.

k)	Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

l)	Financial Accounting Standards Board Financial Accounting Standards No. 157 - Effective November 1, 2008, the Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. Fair value is defined under FAS 157 as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Under FAS 157, a fair value measurement should reflect all of the assumptions that market participants would use in pricing the asset or liability, including assumptions about the risk inherent in a particular valuation technique, the effect of a restriction on the sale or use of an asset, and the risk of nonperformance.

Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized, per FAS 157, into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

19

The Hartford Diversified International Fund
Notes to Financial Statements—(continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
•	Level 1 — Quoted prices in active markets for identical securities. Level 1 includes exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•	Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 includes debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services and foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•	Level 3 — Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes and require significant management judgment or estimation. This category includes broker quoted securities, long dated OTC options and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a good representation of exit price.
Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

FAS 157 also requires that a roll forward reconciliation be shown for all Level 3 securities from the beginning of the reporting period to the end of the reporting period. Part of this reconciliation includes transfers in and/or out of Level 3. For purposes of this reconciliation, transfers in are shown at the end of period fair value and transfers out are shown at the beginning of period fair value.

Refer to the valuation hierarchy levels summary and the Level 3 roll forward reconciliation found following the Schedule of Investments.

FASB Staff Position No. 157-4 - In April 2009, FASB released FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP FAS 157-4”). FSP FAS 157-4 provides additional guidance on determining whether a market for a financial asset is not active and a transaction is not distressed when measuring fair value under FAS 157. The FSP also requires additional disclosure detail on debt and equity securities by major investment categories. FSP FAS 157-4 is effective for interim and annual periods ending after June 15, 2009. At this time, management is evaluating the implications of FSP FAS 157-4 and does not believe it will impact valuation but will require additional disclosure. This additional disclosure has not yet been implemented.

m)	Financial Accounting Standards Board Financial Accounting Standards No. 161 - In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires companies to disclose information detailing the objectives and strategies for using derivative instruments, the level of derivative activity entered into by the company and any credit risk-related contingent features of the agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and has not yet implemented the new disclosure standard.

n)	Indemnifications: Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

20

3.	Federal Income Taxes:
a)	Federal Income Taxes — For federal income tax purposes, the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and the Fund intends to distribute substantially all of its income and gains during the calendar year ending December 31, 2009. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	As of October 31, 2008, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$28
Accumulated Capital Losses*	$(2,149)
Unrealized Depreciation†	$(6,169)

Total Accumulated Deficit	$(8,290)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable to the tax deferral of wash sales losses, the mark-to-market adjustment for certain derivatives in accordance with IRC Sec. 1256, the mark to market for Passive Foreign Investment Companies and basis differences in real estate investment trusts.
c)	Reclassification of Capital Accounts — In accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Fund has recorded reclassifications in its capital accounts. These reclassifications had no impact on the NAV of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. As of October 31, 2008, the Fund recorded reclassifications to decrease undistributed net investment income by $15, increase accumulated net realized gain by $33, and decrease paid in capital by $18.

d)	Capital Loss Carryforward — At October 31, 2008 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year	Amount
2016	$2,149

Total	$2,149

e)	Financial Accounting Standards Board Interpretation No. 48 — On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. The Fund adopted FIN 48 for fiscal years beginning after December 15, 2006. Management has evaluated the implications of FIN 48 for all open tax years (tax years ended October 31, 2006 — 2008) and has determined there is no impact to the Fund’s financial statements.

21

The Hartford Diversified International Fund
Notes to Financial Statements—(continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
4.	Expenses:
a)	Investment Management Agreements — Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with The Hartford Mutual Funds, Inc. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the six-month period ended April 30, 2009; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	1.0000%
On next $500 million	0.9500%
On next $4 billion	0.9000%
On next $5 billion	0.8975%
Over $10 billion	0.8950%
b)	Accounting Services Agreement — Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting service fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%
c)	Operating Expenses — Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the six-month period ended April 30, 2009, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y

1.65%	2.40%	2.40%	1.40%	1.90%	1.65%	1.40%	1.30%
d)	Fees Paid Indirectly — The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the six-month period ended April 30, 2009, these amounts are included in the Statement of Operations.

22

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Annualized
	Six-Month
	Period	Year Ended
	Ended April	October 31,
	30, 2009	2008
Class A Shares	1.61%	1.57	%*
Class B Shares	2.34	2.30	†
Class C Shares	2.35	2.31	‡
Class I Shares	1.31	1.29	§
Class R3 Shares	1.89	1.89	**
Class R4 Shares	1.64	1.64	††
Class R5 Shares	1.39	1.39	‡‡
Class Y Shares	1.29	1.30	§§

*	From June 30, 2008 (commencement of operations), through October 31, 2008

†	From June 30, 2008 (commencement of operations), through October 31, 2008

‡	From June 30, 2008 (commencement of operations), through October 31, 2008

§	From June 30, 2008 (commencement of operations), through October 31, 2008

**	From June 30, 2008 (commencement of operations), through October 31, 2008

††	From June 30, 2008 (commencement of operations), through October 31, 2008

‡‡	From June 30, 2008 (commencement of operations), through October 31, 2008

§§	From June 30, 2008 (commencement of operations), through October 31, 2008
e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares — HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2009, HIFSCO received front-end load sales charges of $5 and contingent deferred sales charges in an amount that rounds to zero from the Fund.

The Fund has adopted Distribution and Service Plans in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Funds provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of only up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

23

The Hartford Diversified International Fund
Notes to Financial Statements—(continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
For the six-month period ended April 30, 2009, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares rounds to zero. These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions — Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2009, a portion of the Fund’s chief compliance officer’s salary was paid by the Fund in an amount, which rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO was compensated $1 for providing such services. These fees are accrued daily and paid monthly.
5.	Affiliate Holdings:
As of April 30, 2009, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class A	401
Class B	100
Class C	100
Class I	100
Class R3	100
Class R4	100
Class R5	100
Class Y	1,004
6.	Investment Transactions:
For the six-month period ended April 30, 2009, the Fund’s aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$9,898
Sales Proceeds Excluding U.S. Government Obligations	9,313

24

7.	Capital Share Transactions:
The following information is for the six-month period ended April 30, 2009 and the period June 30, 2008 through October 31, 2008:

	For the Six-Month Period Ended April 30, 2009					For the Period June 30, 2008 through October 31, 2008
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	78	1	(14)	—	65	432	—	(2)	—	430
Amount	$431	$8	$(75)	$—	$364	$4,256	$—	$(18)	$—	$4,238
Class B
Shares	6	—	—	—	6	101	—	—	—	101
Amount	$39	$—	$(1)	$—	$38	$1,005	$—	$—	$—	$1,005
Class C
Shares	12	—	(8)	—	4	105	—	(1)	—	104
Amount	$63	$—	$(42)	$—	$21	$1,038	$—	$(4)	$—	$1,034
Class I
Shares	—	—	—	—	—	100	—	—	—	100
Amount	$—	$2	$—	$—	$2	$1,000	$—	$—	$—	$1,000
Class R3
Shares	—	—	—	—	—	100	—	—	—	100
Amount	$—	$—	$—	$—	$—	$1,000	$—	$—	$—	$1,000
Class R4
Shares	—	—	—	—	—	100	—	—	—	100
Amount	$—	$1	$—	$—	$1	$1,000	$—	$—	$—	$1,000
Class R5
Shares	—	—	—	—	—	100	—	—	—	100
Amount	$—	$2	$—	$—	$2	$1,000	$—	$—	$—	$1,000
Class Y
Shares	—	4	—	—	4	1,000	—	—	—	1,000
Amount	$(1)	$25	$—	$—	$24	$10,000	$—	$—	$—	$10,000
8.	Line of Credit:
The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. During the six-month period ended April 30, 2009, the Fund did not have any borrowings under this facility.
9.	Industry Classifications:
Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

25

The Hartford Diversified International Fund
Financial Highlights—(Unaudited)

	- Selected Per-Share Data - (a)											- Ratios and Supplemental Data -
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
															Net Assets		Net Assets		Net Assets
															Before		After		After
				Net											Waivers		Waivers		Waivers
				Realized											and		and		and
				and Un-			Distrib-			Net					Reimburse-		Reimburse-		Reimburse-		Ratio of
		Net	Pay-	realized		Dividends	utions			Increase	Net			Net	ments and		ments and		ments and		Net Invest-		Port-
	Net Asset	Invest-	ments	Gain		from Net	from	Distri-		(Decrease)	Asset			Assets at	Including		Including		Excluding		ment		folio
	Value at	ment	from	(Loss) on	Total from	Invest-	Realized	butions	Total	in Net	Value at			End of	Expenses		Expenses		Expenses		Income to		Turn-
	Beginning	Income	(to)	Invest-	Investment	ment	Capital	from	Distri-	Asset	End of	Total		Period	not Subject		not Subject		not Subject		Average		over
Class	of Period	(Loss)	Affiliate	ments	Operations	Income	Gains	Capital	butions	Value	Period	Return(b)		(000’s)	to Cap(c)		to Cap(c)		to Cap(c)		Net Assets		Rate(d)
For the Six-Month Period Ended April 30, 2009 (Unaudited)
A	$5.88	$0.05	$—	$(0.16)	$(0.11)	$(0.02)	$—	$—	$(0.02)	$(0.13)	$5.75	(1.90	)%(e)	$2,847	2.89	%(f)	1.62	%(f)	1.62	%(f)	1.77	%(f)	85%
B	5.87	0.03	—	(0.17)	(0.14)	—	—	—	—	(0.14)	5.73	(2.39	) (e)	616	3.62	(f)	2.35	(f)	2.35	(f)	1.03	(f)	—
C	5.87	0.03	—	(0.17)	(0.14)	—	—	—	—	(0.14)	5.73	(2.39	) (e)	617	3.62	(f)	2.35	(f)	2.35	(f)	1.00	(f)	—
I	5.89	0.05	—	(0.16)	(0.11)	(0.02)	—	—	(0.02)	(0.13)	5.76	(1.78	) (e)	578	2.58	(f)	1.31	(f)	1.31	(f)	2.04	(f)	—
R3	5.87	0.04	—	(0.16)	(0.12)	—	—	—	—	(0.12)	5.75	(2.17	) (e)	575	3.28	(f)	1.90	(f)	1.90	(f)	1.44	(f)	—
R4	5.88	0.05	—	(0.17)	(0.12)	(0.01)	—	—	(0.01)	(0.13)	5.75	(2.01	) (e)	577	2.98	(f)	1.65	(f)	1.65	(f)	1.69	(f)	—
R5	5.88	0.05	—	(0.15)	(0.10)	(0.02)	—	—	(0.02)	(0.12)	5.76	(1.84	) (e)	578	2.68	(f)	1.40	(f)	1.40	(f)	1.94	(f)	—
Y	5.89	0.05	—	(0.16)	(0.11)	(0.02)	—	—	(0.02)	(0.13)	5.76	(1.77	) (e)	5,783	2.58	(f)	1.30	(f)	1.30	(f)	2.04	(f)	—
From (commencement of operations) June 30, 2008, through October 31, 2008
A(g)	10.00	0.01	—	(4.13)	(4.12)	—	—	—	—	(4.12)	5.88	(41.20	) (e)	2,528	2.01	(f)	1.57	(f)	1.57	(f)	0.26	(f)	67
B(h)	10.00	(0.01)	—	(4.12)	(4.13)	—	—	—	—	(4.13)	5.87	(41.30	) (e)	591	2.74	(f)	2.31	(f)	2.31	(f)	(0.48	) (f)	—
C(i)	10.00	(0.01)	—	(4.12)	(4.13)	—	—	—	—	(4.13)	5.87	(41.30	) (e)	611	2.75	(f)	2.32	(f)	2.32	(f)	(0.49	) (f)	—
I(j)	10.00	0.01	—	(4.12)	(4.11)	—	—	—	—	(4.11)	5.89	(41.10	) (e)	589	1.74	(f)	1.30	(f)	1.30	(f)	0.53	(f)	—
R3(k)	10.00	—	—	(4.13)	(4.13)	—	—	—	—	(4.13)	5.87	(41.30	) (e)	588	2.44	(f)	1.90	(f)	1.90	(f)	(0.07	) (f)	—
R4(l)	10.00	—	—	(4.12)	(4.12)	—	—	—	—	(4.12)	5.88	(41.20	) (e)	588	2.14	(f)	1.65	(f)	1.65	(f)	0.18	(f)	—
R5(m)	10.00	0.01	—	(4.13)	(4.12)	—	—	—	—	(4.12)	5.88	(41.20	) (e)	588	1.84	(f)	1.40	(f)	1.40	(f)	0.43	(f)	—
Y(n)	10.00	0.01	—	(4.12)	(4.11)	—	—	—	—	(4.11)	5.89	(41.10	) (e)	5,886	1.74	(f)	1.30	(f)	1.30	(f)	0.52	(f)	—

(a)	Information presented relates to a share outstanding throughout the indicated period.

(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	Not annualized.

(f)	Annualized.

(g)	Commenced operations on June 30, 2008.

(h)	Commenced operations on June 30, 2008.

(i)	Commenced operations on June 30, 2008.

(j)	Commenced operations on June 30, 2008.

(k)	Commenced operations on June 30, 2008.

(l)	Commenced operations on June 30, 2008.

(m)	Commenced operations on June 30, 2008.

(n)	Commenced operations on June 30, 2008.

26

The Hartford Diversified International Fund
Directors and Officers (Unaudited)
The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.
Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and three of the Fund’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which collectively consist of 100 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.
The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.
Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its officers or directors who are employed by The Hartford.
Non-Interested Directors
Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.
Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.
Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies.
Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee is Chairman and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions. Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm, from August 2004 to August 2005. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).
William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

27

The Hartford Diversified International Fund
Directors and Officers (Unaudited)—(continued)
Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.
Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.
Interested Directors and Officers
Thomas M. Marra* (1958) Director since 2002
Mr. Marra has served as President and Chief Operating Officer of The Hartford Financial Services Group, Inc. (“The Hartford”) since 2007. Mr. Marra currently serves as Director of Hartford Life, Inc. (“HL, Inc.”). Mr. Marra served as Chief Operating Officer of Hartford Life Insurance Company, Inc. (“Hartford Life”) (2000-2008), as President of Hartford Life (2002-2008) and as Director of Hartford Life’s Investment Products Division from 1998 to 2000.

*   On February 24, 2009, The Hartford and Mr. Marra determined to enter into a mutually agreed separation whereby Mr. Marra will retire, and his role as an executive officer and employee of The Hartford will terminate, effective July 3, 2009. Mr. Marra will resign his position as a Director of the Fund effective June 25, 2009.
Lowndes A. Smith (1939) Director since 2002, Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.
John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as Chief Executive Officer, President and Director of HL, Inc. Mr. Walters previously served as President of the U.S. Wealth Management Division of Hartford Life, Inc., as Co-Chief Operating Officer of Hartford Life Insurance Company (2007-2008) and as Executive Vice President and Director of its Investment Products Division (2000-2008). Mr. Walters also serves as Chairman of the Board, Chief Executive Officer, President and Director of Hartford Life Insurance Company and as Executive Vice President of The Hartford. In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”).

*   Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 — 2009).
Other Officers
Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 — 2009))
Mr. Arena serves as Executive Vice President of Hartford Life Insurance Company, (“Hartford Life”). Additionally, Mr. Arena is Director and Senior Vice President of Hartford Administrative Services Company, (“HASCO”), Manager, Chief Executive Officer and President of Hartford Investment Financial Services, LLC (“HIFSCO”) and HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division. Mr. Arena joined American Skandia in 1996.
Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.
Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006 and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury, (the “Treasury”), from 2001 to 2006 where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network, (“FinCEN”) from 2005 — 2006.

28

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life Insurance Company. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.
Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant General Counsel and Assistant Vice President of The Hartford and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, Assistant Vice President of Hartford Life, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.
Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life and as Director of its Investment Advisory Group in the Individual Markets Group segment. He also serves as Senior Vice President of HIFSCO and HL Advisors. Prior to joining The Hartford in 2004, Mr. Meyer was with MassMutual which he joined in 1987.
D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life where he serves as Director of mutual fund product management for The Hartford’s mutual funds and 529 college savings businesses. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.
Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 — 2007.
HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2008 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

29

The Hartford Diversified International Fund
Expense Example (Unaudited)
Your Fund’s Expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2008 through April 30, 2009.
Actual Expenses
The first column of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	October 31, 2008	Beginning	Ending Account	October 31,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2008 through	expense	1/2	full
	October 31, 2008	April 30, 2009	April 30, 2009	October 31, 2008	April 30, 2009	April 30, 2009	ratio	year	year
Class A	$1,000.00	$980.99	$7.95	$1,000.00	$1,016.76	$8.10	1.62%	181	365
Class B	$1,000.00	$976.14	$11.51	$1,000.00	$1,013.14	$11.73	2.35	181	365
Class C	$1,000.00	$976.14	$11.51	$1,000.00	$1,013.14	$11.73	2.35	181	365
Class I	$1,000.00	$982.15	$6.43	$1,000.00	$1,018.29	$6.55	1.31	181	365
Class R3	$1,000.00	$978.26	$9.31	$1,000.00	$1,015.37	$9.49	1.90	181	365
Class R4	$1,000.00	$979.92	$8.10	$1,000.00	$1,016.61	$8.25	1.65	181	365
Class R5	$1,000.00	$981.62	$6.87	$1,000.00	$1,017.85	$7.00	1.40	181	365
Class Y	$1,000.00	$982.28	$6.38	$1,000.00	$1,018.34	$6.50	1.30	181	365

30

The Hartford Dividend and Growth Fund

The Hartford Dividend and Growth Fund
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 4/30/99 – 4/30/09
Growth of a $10,000 investment in Class A which includes Sales Charge
Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Investment objective – Seeks a high level of current income consistent with growth of capital.
Average Annual Total Returns(2,3,4) (as of 4/30/09)

	Inception	1	5	10	Since
	Date	Year	Year	Year	Inception
Dividend & Growth A#	7/22/96	-32.18%	-0.02%	1.08%	5.74%
Dividend & Growth A##	7/22/96	-35.91%	-1.14%	0.51%	5.28%
Dividend & Growth B#	7/22/96	-32.75%	-0.88%	NA *	NA *
Dividend & Growth B##	7/22/96	-36.07%	-1.20%	NA *	NA *
Dividend & Growth C#	7/22/96	-32.66%	-0.74%	0.37%	5.01%
Dividend & Growth C##	7/22/96	-33.33%	-0.74%	0.37%	5.01%
Dividend & Growth I#	7/22/96	-31.96%	0.16%	1.16%	5.82%
Dividend & Growth R3#	7/22/96	-32.39%	0.03%	1.39%	6.09%
Dividend & Growth R4#	7/22/96	-32.14%	0.21%	1.48%	6.17%
Dividend & Growth R5#	7/22/96	-31.96%	0.35%	1.55%	6.22%
Dividend & Growth Y#	7/22/96	-31.85%	0.41%	1.58%	6.25%

#	Without sales charge

##	With sales charge

NA	Not Applicable

*	10 year and inception returns are not applicable for Class B because after 8 years Class B converts to Class A.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Class C shares commenced operations on 7/31/98. Performance prior to 7/31/98 reflects Class B performance less Class C sales charges where applicable. Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(4)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2009, which excludes investment transactions as of this date.
Portfolio Manager
Edward P. Bousa, CFA
Senior Vice President, Partner
How did the Fund perform?
The Class A shares of The Hartford Dividend and Growth Fund returned -6.38%, before sales charge, for the six month period ended April 30, 2009, outperforming its benchmark, the S&P 500 Index, which returned -8.53% for the same period. The Fund also outperformed the -8.79% return of the average fund in Lipper Equity Income Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
The six-month period ended April 30, 2009 was one of the most volatile in history, reflecting investors’ fluctuating reactions to economic data releases and the U.S. government’s involvement to help mitigate the financial crisis. The broad U.S. equity market registered its sixth straight quarterly decline in the first quarter of 2009, but ended the period with a sharp rebound from mid-March lows.

2

Overall equity market performance was weak for the period across all market capitalizations: large cap equities (-8.5%), mid caps (-0.2%), and small caps (-8.4%) declined as represented by the S&P 500, S&P 400 MidCap, and Russell 2000 indices respectively. During the six-month period seven of ten sectors within the S&P 500 Index posted negative returns, led by Financials (-29%), Industrials (-13%), and Energy (-10%). Information Technology (6%), Consumer Discretionary (4%), and Telecommunication Services (3%) were the only sectors that posted positive returns.
The Fund’s outperformance relative (i.e. performance of the Fund as measured against the benchmark) to the S&P 500 Index was due to favorable stock selection, particularly in Health Care, Energy, and Financials, which more than offset weak stock selection in the Consumer Discretionary and Information Technology sectors. Sector allocation detracted from benchmark-relative results. Specifically, our underweight (i.e. the Fund’s sector position was less than the benchmark position) allocations to strong-performing Information Technology and Consumer Discretionary more than offset positive contributions from overweight (i.e. the Fund’s sector position was greater than the benchmark position) to Telecommunication Services. The Fund benefited from a modest cash position in a declining equity market.
Detractors from benchmark-relative performance included Bank of America (Financials), Capital One (Financials), and Apple (Information Technology). Shares of diversified banking company Bank of America fell significantly on weakness in their consumer-oriented loan portfolio and due to difficulties surrounding their acquisition of Merrill Lynch. We exited our position during the period. Capital One, a diversified banking company with credit card, automobile, and commercial lending operations, announced disappointing quarterly results and forecast higher credit losses in 2009. The market for Financials has been difficult, especially for credit card stocks, which faced heightened regulatory scrutiny over rates, fees, and credit lines. We exited our position during the period. Consumer electronics company Apple performed well during the period despite slowing consumer trends. The Fund did not hold shares in the company which hurt relative performance, as did not holding shares in Cisco and Google. General Electric (Industrials), Medtronic (Health Care), and Abbott Laboratories (Health Care) were top detractors from absolute (i.e. total return) performance.
The Fund’s top contributors to benchmark-relative performance during the period were Schering-Plough (Health Care), Citigroup (Financials), and Wells Fargo (Financials). Pharmaceutical company Schering-Plough benefited from a takeover offer by Merck, driving the share price higher. Our underweight position in benchmark component Citigroup contributed to relative performance, as shares of this global financial services firm fell as fears mounted that the company would require additional capital from the government. Although we briefly owned Citigroup, we exited the position during the period. As shares of U.S. bank Wells Fargo declined throughout late 2008 and early 2009, we were able to purchase the stock at attractive prices. During the period Wells Fargo was our largest purchase and also a significant relative contributor to the Fund’s performance. IBM (Information Technology), Wyeth (Health Care), Anadarko Pete (Energy), and Corning (Information Technology) were top contributors to absolute performance.
What is the outlook?
Recent market and macroeconomic news have unfortunately not yet wiped the slate of market worries clean. While investors have stopped worrying—for the moment—about the solvency of the banking system and the freezing of global credit, that concern has shifted to worry over government involvement in private enterprise, and the troubling trajectories of unemployment and corporate profits. Our investment discipline is focused on investing in areas of strong demand and avoiding areas of oversupply. At the end of the period Energy remained our largest overweight in the Fund. The sector remains attractive based upon restricted supply at lower prices and a possible global economic rebound. Financials, still a challenging area, started to stabilize during the quarter. We increased our exposure during the period and have focused on companies that appear to be winners. We maintained our underweight to Consumer Staples, where valuations have become stretched as investors have sought defensive stocks in a down market.
At the end of the period, our largest overweights were to the Energy, Financials, and Industrials sectors, while we remain underweight the Information Technology, Consumer Discretionary, and Consumer Staples sectors.
Diversification by Industry
as of April 30, 2009

Percentage of
Industry	Net Assets
Automobiles & Components	0.4%
Banks	4.0
Capital Goods	8.9
Commercial & Professional Services	1.4
Diversified Financials	5.7
Energy	17.2
Food & Staples Retailing	2.0
Food, Beverage & Tobacco	4.5
Health Care Equipment & Services	2.3
Household & Personal Products	1.9
Insurance	5.4
Materials	3.5
Media	3.0
Pharmaceuticals, Biotechnology & Life Sciences	11.7
Real Estate	0.2
Retailing	2.0
Semiconductors & Semiconductor Equipment	1.6
Software & Services	3.2
Technology Hardware & Equipment	5.5
Telecommunication Services	5.4
Transportation	2.0
Utilities	5.7
Short-Term Investments	2.9
Other Assets and Liabilities	(0.4)

Total	100.0%

3

The Hartford Dividend and Growth Fund
Schedule of Investments
April 30, 2009 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCK — 97.5%
	Automobiles & Components — 0.4%
452	Honda Motor Co., Ltd. ADR	$13,132

	Banks — 4.0%
521	Comerica, Inc.	10,930
259	M&T Bank Corp.	13,590
632	PNC Financial Services Group, Inc.	25,078
767	US Bancorp.	13,977
949	Washington Mutual, Inc. Private Placement ⌂†	94
3,091	Wells Fargo & Co.	61,843

		125,512

	Capital Goods — 8.9%
313	Caterpillar, Inc.	11,133
1,201	Deere & Co.	49,557
410	Eaton Corp.	17,945
1,905	General Electric Co.	24,094
794	Honeywell International, Inc.	24,775
659	Illinois Tool Works, Inc.	21,618
524	Lockheed Martin Corp.	41,173
620	Parker-Hannifin Corp.	28,122
887	Pentair, Inc.	23,635
479	Siemens AG ADR	32,033
449	Spirit Aerosystems Holdings, Inc. •	5,730

		279,815

	Commercial & Professional Services — 1.4%
810	Pitney Bowes, Inc.	19,865
950	Waste Management, Inc.	25,331

		45,196

	Diversified Financials — 5.7%
778	Ameriprise Financial, Inc.	20,500
148	Goldman Sachs Group, Inc.	19,031
1,695	JP Morgan Chase & Co.	55,922
1,022	Morgan Stanley	24,157
942	State Street Corp.	32,162
2,020	UBS AG ADR •	27,547

		179,319

	Energy — 17.2%
1,426	Anadarko Petroleum Corp.	61,412
794	BP plc ADR	33,700
1,669	Chevron Corp.	110,341
494	ConocoPhillips Holding Co.	20,242
993	EnCana Corp. ADR	45,406
1,081	Exxon Mobil Corp.	72,072
1,627	Marathon Oil Corp.	48,331
652	Schlumberger Ltd.	31,961
1,466	Total S.A. ADR	72,904
1,349	XTO Energy, Inc.	46,743

		543,112

	Food & Staples Retailing — 2.0%
625	Walgreen Co.	19,644
880	Wal-Mart Stores, Inc.	44,367

		64,011

	Food, Beverage & Tobacco — 4.5%
1,255	Nestle S.A. ADR	40,718
737	PepsiCo, Inc.	36,668
1,008	Philip Morris International, Inc.	36,504
1,105	SABMiller plc ADR	18,422
524	Unilever N.V. NY Shares ADR	10,368

		142,680

	Health Care Equipment & Services — 2.3%
1,394	Medtronic, Inc.	44,611
1,181	UnitedHealth Group, Inc.	27,784

		72,395

	Household & Personal Products — 1.9%
573	Kimberly-Clark Corp.	28,162
668	Procter & Gamble Co.	33,003

		61,165

	Insurance — 5.4%
935	ACE Ltd.	43,286
881	Aflac, Inc.	25,441
750	Marsh & McLennan Cos., Inc.	15,824
1,600	Metlife, Inc.	47,612
519	Prudential Financial, Inc.	14,982
545	Travelers Cos., Inc.	22,405

		169,550

	Materials — 3.5%
676	Agrium U.S., Inc.	29,069
230	Air Products and Chemicals, Inc.	15,144
726	Barrick Gold Corp.	21,112
424	BHP Billiton Ltd. ADR	20,387
2,119	International Paper Co.	26,832

		112,544

	Media — 3.0%
1,400	Comcast Corp. Class A	21,637
631	Comcast Corp. Special Class A	9,260
610	McGraw-Hill Cos., Inc.	18,398
1,035	Time Warner, Inc.	22,593
1,053	Walt Disney Co.	23,054

		94,942

	Pharmaceuticals, Biotechnology & Life Sciences — 11.7%
826	Abbott Laboratories	34,560
996	AstraZeneca plc ADR	34,827
1,823	Bristol-Myers Squibb Co.	35,003
1,964	Eli Lilly & Co.	64,665
1,731	Merck & Co., Inc.	41,955
2,491	Pfizer, Inc.	33,282
2,852	Schering-Plough Corp.	65,653
368	Teva Pharmaceutical Industries Ltd. ADR	16,147
1,030	Wyeth	43,685

		369,777

	Real Estate — 0.2%
294	Kimco Realty Corp.	3,535
26	Vornado Realty Trust	1,281

		4,816

	Retailing — 2.0%
748	Gap, Inc.	11,627
1,062	Limited Brands, Inc.	12,129
1,974	Staples, Inc.	40,712

		64,468

	Semiconductors & Semiconductor Equipment — 1.6%
1,247	Applied Materials, Inc.	15,226
1,191	Maxim Integrated Products, Inc.	16,138
1,097	Texas Instruments, Inc.	19,806

		51,170

	Software & Services — 3.2%
1,204	Accenture Ltd. Class A	35,440
794	Automatic Data Processing, Inc.	27,952
1,882	Microsoft Corp.	38,129

		101,521

The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount			Market Value ╪
COMMON STOCK — 97.5% — (continued)
	Technology Hardware & Equipment — 5.5%
418	Avnet, Inc. •		$9,157
1,625	Corning, Inc .		23,763
537	Hewlett-Packard Co.		19,336
917	International Business Machines Corp.		94,602
3,994	Xerox Corp.		24,403

			171,261

	Telecommunication Services — 5.4%
5,276	AT&T, Inc.		135,171
1,216	Verizon Communications, Inc.		36,901

			172,072

	Transportation — 2.0%
500	FedEx Corp.		28,002
2,136	Southwest Airlines Co.		14,906
352	United Parcel Service, Inc. Class B		18,429

			61,337

	Utilities — 5.7%
1,531	Dominion Resources, Inc.		46,169
887	Exelon Corp.		40,907
953	FPL Group, Inc.		51,267
909	PG&E Corp.		33,753
307	Veolia Environment ADR		8,379

			180,475

	Total common stock (cost $3,515,039)		$3,080,270

WARRANTS — 0.0%
	Banks 0.0%
119	Washington Mutual, Inc. Private Placement ⌂•†		$—

	Total warrants (cost $–)		$—

	Total long-term investments (cost $3,515,039)		$3,080,270

SHORT-TERM INVESTMENTS — 2.9%
	Repurchase Agreements — 2.9%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $21,910, collateralized by GNMA 4.50% — 6.50%, 2038 — 2039, value of $22,348)
$21,910	0.18%, 04/30/2009		$21,910

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $26,220, collateralized by FHLMC 4.50% — 6.50%, 2035 — 2039, FNMA 4.50% — 6.50%, 2034 - 2047, value of $26,745)

26,220	0.17%, 04/30/2009		26,220

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $36,637, collateralized by FHLMC 4.00% — 7.00%, 2021 — 2039, FNMA 6.00% — 7.00%, 2034 - 2038, GNMA 4.50% — 7.00%, 2024 — 2039, value of $37,369)

36,637	0.17%, 04/30/2009		36,637
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $123, collateralized by U.S. Treasury Bond 7.50%, 2024, value of $127)
123	0.14%, 04/30/2009		123

UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $7,902, collateralized by FHLMC 8.00% — 15.00%, 2009 — 2021, FNMA 3.50% — 15.50%, 2012 - 2039, value of $8,060)

7,902	0.16%, 04/30/2009		7,902

			92,792

	Total short-term investments (cost $92,792)		$92,792

	Total investments (cost $3,607,831)▲	100.4%	$3,173,062
	Other assets and liabilities	(0.4)%	(13,016)

	Total net assets	100.0%	$3,160,046

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 13.42% of total net assets at April 30, 2009.

▲	At April 30, 2009, the cost of securities for federal income tax purposes was $3,628,583 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$154,936
Unrealized Depreciation	(610,457)

Net Unrealized Depreciation	$(455,521)

†	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund’s Board of Directors at April 30, 2009, was $94, which represents 0.00% of total net assets.

•	Currently non-income producing.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period	Shares/
Acquired	Par	Security	Cost Basis
04/2008	949	Washington Mutual, Inc. Private Placement	$8,300
The accompanying notes are an integral part of these financial statements.

5

The Hartford Dividend and Growth Fund
Schedule of Investments — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)

Period	Shares/
Acquired	Par	Security	Cost Basis
04/2008	119	Washington Mutual, Inc. Private Placement Warrants	$—
The aggregate value of these securities at April 30, 2009 was $94 which represents 0.00% of total net assets.

╪	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.
FAS 157 Disclosure of Investment Valuation Hierarchy Levels

Assets:
Investment in securities — Level 1	$3,080,176
Investment in securities — Level 2	92,792
Investment in securities — Level 3	94

Total	$3,173,062

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Assets:
Securities:
Balance as of October 31, 2008	$53
Change in unrealized appreciation ◆	41

Balance as of April 30, 2009	$94

◆ Change in unrealized gains or losses relating to assets still held at April 30, 2009	$41

The accompanying notes are an integral part of these financial statements.

6

The Hartford Dividend and Growth Fund
Statement of Assets and Liabilities
April 30, 2009 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at fair value (cost $3,607,831)	$3,173,062
Cash	1
Receivables:
Investment securities sold	115
Fund shares sold	6,747
Dividends and interest	6,465
Other assets	220

Total assets	3,186,610

Liabilities:
Payables:
Investment securities purchased	21,267
Fund shares redeemed	3,797
Investment management fees	325
Distribution fees	143
Accrued expenses	1,032

Total liabilities	26,564

Net assets	$3,160,046

Summary of Net Assets:
Capital stock and paid-in-capital	4,088,055
Accumulated undistributed net investment income	5,626
Accumulated net realized loss on investments	(498,866)
Unrealized depreciation of investments	(434,769)

Net assets	$3,160,046

Shares authorized	750,000

Par value	$0.001

Class A: Net asset value per share/Maximum offering price per share	$13.48/$14.26

Shares outstanding	148,364

Net assets	$2,000,175

Class B: Net asset value per share	$13.26

Shares outstanding	13,749

Net assets	$182,327

Class C: Net asset value per share	$13.23

Shares outstanding	14,577

Net assets	$192,822

Class I: Net asset value per share	$13.44

Shares outstanding	17,846

Net assets	$239,932

Class R3: Net asset value per share	$13.61

Shares outstanding	130

Net assets	$1,763

Class R4: Net asset value per share	$13.64

Shares outstanding	826

Net assets	$11,273

Class R5: Net asset value per share	$13.66

Shares outstanding	91

Net assets	$1,248

Class Y: Net asset value per share	$13.67

Shares outstanding	38,815

Net assets	$530,506

The accompanying notes are an integral part of these financial statements.

7

The Hartford Dividend and Growth Fund
Statement of Operations
For the Six Month Period Ended April 30, 2009 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$52,922
Interest	106
Securities lending	29
Less: Foreign tax withheld	(626)

Total investment income	52,431

Expenses:
Investment management fees	9,426
Transfer agent fees	3,191
Distribution fees
Class A	2,423
Class B	935
Class C	962
Class R3	3
Class R4	12
Custodian fees	5
Accounting services	238
Registration and filing fees	145
Board of Directors’ fees	30
Interest and dividend expense	—
Audit fees	42
Other expenses	627

Total expenses (before waivers and fees paid indirectly)	18,039
Expense waivers	(1)
Transfer agent fee waivers	(160)
Commission recapture	(18)
Custodian fee offset	—

Total waivers and fees paid indirectly	(179)

Total expenses, net	17,860

Net investment income	34,571

Net Realized Loss on Investments:
Net realized loss on investments in securities	(387,968)

Net Realized Loss on Investments	(387,968)

Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	135,388

Net Changes in Unrealized Appreciation of Investments	135,388

Net Loss on Investments	(252,580)

Net Decrease in Net Assets Resulting from Operations	$(218,009)

The accompanying notes are an integral part of these financial statements.

8

The Hartford Dividend and Growth Fund
Statement of Changes in Net Assets
(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2009	Year Ended
	(Unaudited)	October 31, 2008
Operations:
Net investment income	$34,571	$61,853
Net realized loss on investments	(387,968)	(108,309)
Net unrealized appreciation (depreciation) of investments	135,388	(1,479,942)

Net decrease in net assets resulting from operations	(218,009)	(1,526,398)

Distributions to Shareholders:
From net investment income
Class A	(22,054)	(46,956)
Class B	(1,324)	(2,208)
Class C	(1,486)	(2,645)
Class I	(2,509)	(858)
Class R3	(10)	(4)
Class R4	(114)	(101)
Class R5	(10)	(6)
Class Y	(6,269)	(8,699)
From net realized gain on investments
Class A	—	(173,549)
Class B	—	(21,507)
Class C	—	(19,864)
Class I	—	(129)
Class R3	—	(9)
Class R4	—	(106)
Class R5	—	(10)
Class Y	—	(14,212)

Total distributions	(33,776)	(290,863)

Capital Share Transactions:
Class A	(39,966)	270,480
Class B	(22,217)	(31,123)
Class C	(10,988)	(6,590)
Class I	81,610	202,564
Class R3	1,329	436
Class R4	3,376	9,375
Class R5	994	258
Class Y	67,434	444,967

Net increase from capital share transactions	81,572	890,367

Net decrease in net assets	(170,213)	(926,894)
Net Assets:
Beginning of period	3,330,259	4,257,153

End of period	$3,160,046	$3,330,259

Accumulated undistributed net investment income	$5,626	$4,831

The accompanying notes are an integral part of these financial statements.

9

The Hartford Dividend and Growth Fund
Notes to Financial Statements
April 30, 2009 (Unaudited)
(000’s Omitted)
1. Organization:
The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-two portfolios. Financial statements for The Hartford Dividend and Growth Fund (the “Fund”), a series of the Company, are included in this report.
The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.
Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares are sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors through advisory fee-based wrap programs. Classes R3, R4, R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and except that Class B shares automatically convert to Class A shares after 8 years.
Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments will be allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). After the Close Date, existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.
2. Significant Accounting Policies:
The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).
a)	Security Transactions and Investment Income — Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)	Security Valuation — The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary markets, but before the close of the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are

10

significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, ADR’s, exchange traded funds (“ETF’s”)) after the close of the foreign markets but before the close of the Exchange. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

c)	Securities Lending — The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are fully collateralized at all times with cash and/or U.S. Government Securities and/or repurchase agreements. The cash collateral is then invested in short-term money market instruments. The repurchase agreements are fully collateralized by U.S. Government Securities. The adequacy of the collateral for securities on loan is monitored on a daily basis. For instances where the market value of collateral falls below the market value of the securities out on loan, such collateral is supplemented on the following business day.

While securities are on loan, the Fund is subject to the following risks: 1) that the borrower may default on the loan and that the collateral could be inadequate in the event the borrower defaults, 2) that the earnings on the collateral invested may not be sufficient to pay fees incurred in connection with the loan, 3) that the principal value of the collateral invested may decline and may not be sufficient to pay back the borrower for the amount of the collateral posted, 4) that the borrower may use the loaned securities to cover a short sale which may place downward pressure on the market prices of the loaned securities, 5) that return of loaned securities could be delayed and could interfere with portfolio management decisions and 6) that any efforts to recall the securities for purposes of voting a proxy may not be effective. The Fund had no securities out on loan as of April 30, 2009.

d)	Joint Trading Account — Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Wellington Management Company, LLP (“Wellington”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

e)	Repurchase Agreements — A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase

11

The Hartford Dividend and Growth Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2009.

f)	Fund Share Valuation and Dividend Distributions to Shareholders — Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income are declared and paid quarterly. Dividends are paid on shares beginning on the business day after the day when the funds used to purchase the shares are collected by the transfer agent for the Fund. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences include but are not limited to foreign currency gains and losses, losses deferred due to wash sales adjustments, adjustments related to Passive Foreign Investment Companies and certain derivatives, and excise tax regulations. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

g)	Illiquid and Restricted Securities — The Fund is permitted to invest up to 15% of its net assets in illiquid securities. “Illiquid Securities” are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund, as shown in the Schedule of Investments, had illiquid or restricted securities as of April 30, 2009.

h)	Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

i)	Financial Accounting Standards Board Financial Accounting Standards No. 157 — Effective November 1, 2008, the Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. Fair value is defined under FAS 157 as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Under FAS 157, a fair value measurement should reflect all of the assumptions that market participants would use in pricing the asset or liability, including assumptions

12

about the risk inherent in a particular valuation technique, the effect of a restriction on the sale or use of an asset, and the risk of nonperformance.

Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized, per FAS 157, into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 – Quoted prices in active markets for identical securities. Level 1 includes exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 includes debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services and foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•	Level 3 – Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes and require significant management judgment or estimation. This category includes broker quoted securities, long dated OTC options and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a good representation of exit price.
Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

FAS 157 also requires that a roll forward reconciliation be shown for all Level 3 securities from the beginning of the reporting period to the end of the reporting period. Part of this reconciliation includes transfers in and/or out of Level 3. For purposes of this reconciliation, transfers in are shown at the end of period fair value and transfers out are shown at the beginning of period fair value.

Refer to the valuation hierarchy levels summary and the Level 3 roll forward reconciliation found following the Schedule of Investments.

FASB Staff Position No. 157-4 — In April 2009, FASB released FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP FAS 157-4”). FSP FAS 157-4 provides additional guidance on determining whether a market for a financial asset is not active and a transaction is not distressed when measuring fair value under FAS 157. The FSP also requires additional disclosure detail on debt and equity securities by major investment categories. FSP FAS 157-4 is effective for interim and annual periods ending after June 15, 2009. At this time, management is evaluating the implications of FSP FAS 157-4 and does not believe it will impact valuation but will require additional disclosure. This additional disclosure has not yet been implemented.

j)	Financial Accounting Standards Board Financial Accounting Standards No. 161 — In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires companies to disclose information detailing the objectives and strategies for using derivative instruments, the level of derivative activity entered into by the company and any credit risk-related contingent features of the agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and has not yet implemented the new disclosure standard.

k)	Indemnifications: Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law.

13

The Hartford Dividend and Growth Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
3. Federal Income Taxes:
a)	Federal Income Taxes — For federal income tax purposes, the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and the Fund intends to distribute substantially all of its income and gains during the calendar year ending December 31, 2009. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2008	October 31, 2007
Ordinary Income	$81,893	$57,157
Long-Term Capital Gains *	208,970	201,659

*	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC code Sec. 852(b)(3)(C).
As of October 31, 2008, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$4,831
Accumulated Capital Losses*	$(90,146)
Unrealized Depreciation†	$(590,909)

Total Accumulated Deficit	$(676,224)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable to the tax deferral of wash sales losses, the mark-to-market adjustment for certain derivatives in accordance with IRC Sec. 1256, the mark to market for Passive Foreign Investment Companies and basis differences in real estate investment trusts.
c)	Reclassification of Capital Accounts — In accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Fund has recorded reclassifications in its capital accounts. These reclassifications had no impact on the NAV of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. As of October 31, 2008, the Fund recorded reclassifications to decrease undistributed net investment income by $72 and increase accumulated net realized gain by $72.

14

d)	Capital Loss Carryforward — At October 31, 2008 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year	Amount
2016	$90,146

Total	$90,146

e)	Financial Accounting Standards Board Interpretation No. 48 — On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. The Fund adopted FIN 48 for fiscal years beginning after December 15, 2006. Management has evaluated the implications of FIN 48 for all open tax years (tax years ended October 31, 2006 – 2008) and has determined there is no impact to the Fund’s financial statements.
4. Expenses:
a)	Investment Management Agreements — Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with The Hartford Mutual Funds, Inc. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the six-month period ended April 30, 2009; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.7500%
On next $500 million	0.6500%
On next $4 billion	0.6000%
On next $5 billion	0.5975%
Over $10 billion	0.5950%
b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting service fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.016%
On next $5 billion	0.014%
Over $10 billion	0.012%

15

The Hartford Dividend and Growth Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
c)	Operating Expenses — Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the six-month period ended April 30, 2009, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.25%	NA	NA	1.00%	1.50%	1.20%	0.90%	NA
d)	Fees Paid Indirectly - The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the six-month period ended April 30, 2009, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Annualized
	Six-Month
	Period	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	Ended April	October 31,	October 31,		October 31,	October 31,	October 31,
	30, 2009	2008	2007		2006	2005	2004
Class A Shares	1.20%	1.08%	1.09%		1.13%	1.16%	1.22%
Class B Shares	2.01	1.97	1.95		1.98	2.01	2.03
Class C Shares	1.95	1.83	1.82		1.86	1.88	1.89
Class I Shares	0.87	0.81	0.76		0.98 *
Class R3 Shares	1.50	1.50	1.40	†
Class R4 Shares	1.11	1.09	1.09	‡
Class R5 Shares	0.83	0.79	0.82	§
Class Y Shares	0.71	0.68	0.68		0.70	0.72	0.74

*	From August 31, 2006 (commencement of operations), through October 31, 2006

†	From December 22, 2006 (commencement of operations), through October 31, 2007

‡	From December 22, 2006 (commencement of operations), through October 31, 2007

§	From December 22, 2006 (commencement of operations), through October 31, 2007
e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares — HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2009, HIFSCO received front-end load sales charges of $4,458 and contingent deferred sales charges of $213 from the Fund.

The Fund has adopted Distribution and Service Plans in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Funds provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized
12b-1 payments of only up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8

16

years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2009, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $66. These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions — Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2009, a portion of the Fund’s chief compliance officer’s salary was paid by the Fund in the amount of $6. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO was compensated $3,041 for providing such services. These fees are accrued daily and paid monthly.

g)	Payments from Affiliate:

The total return in the accompanying financial highlights includes payment from affiliates. Had the payment from affiliates been excluded, the total return for the periods listed below would have been as follows:

			Impact from Payment
			from Affiliate for
	Impact from	Total Return	Transfer Agent
	Payment from	Excluding	Allocation	Total Return
	Affiliate for SEC	Payment from	Methodology	Excluding Payment
	Settlement for the	Affiliate for the	Reimbursements for	from Affiliate for
	Year Ended	Year Ended	the Year Ended	the Year Ended
	October 31, 2007	October 31, 2007	October 31, 2004	October 31, 2004
Class A	0.03%	16.17%	0.06%	12.47%
Class B	0.03	15.19	—	—
Class C	0.03	15.39	0.04	11.72
Class I	0.03	16.64	—	—
Class Y	0.03	16.65	—	—
5. Investment Transactions:
For the six-month period ended April 30, 2009, the Fund’s aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$635,062
Sales Proceeds Excluding U.S. Government Obligations	504,372

17

The Hartford Dividend and Growth Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
6. Capital Share Transactions:
The following information is for the six-month period ended April 30, 2009 and the year ended October 31, 2008:

	For the Six-Month Period Ended April 30, 2009					For the Year Ended October 31, 2008
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	16,939	1,627	(22,326)	—	(3,760)	28,976	10,493	(27,322)	—	12,147
Amount	$222,548	$21,591	$(284,105)	$—	$(39,966)	$556,608	$216,318	$(502,446)	$—	$270,480
Class B
Shares	1,060	98	(2,967)	—	(1,809)	1,813	1,117	(4,749)	—	(1,819)
Amount	$13,551	$1,281	$(37,049)	$—	$(22,217)	$34,327	$22,868	$(88,318)	$—	$(31,123)
Class C
Shares	1,700	105	(2,763)	—	(958)	2,241	1,031	(3,824)	—	(552)
Amount	$22,020	$1,367	$(34,375)	$—	$(10,988)	$41,699	$21,027	$(69,316)	$—	$(6,590)
Class I
Shares	7,758	187	(1,670)	—	6,275	11,984	51	(546)	—	11,489
Amount	$99,917	$2,467	$(20,774)	$—	$81,610	$210,565	$952	$(8,953)	$—	$202,564
Class R3
Shares	109	1	(11)	—	99	30	—	(7)	—	23
Amount	$1,461	$10	$(142)	$—	$1,329	$569	$13	$(146)	$—	$436
Class R4
Shares	298	8	(51)	—	255	525	10	(49)	—	486
Amount	$3,938	$114	$(676)	$—	$3,376	$10,068	$208	$(901)	$—	$9,375
Class R5
Shares	72	1	(3)	—	70	14	1	(2)	—	13
Amount	$1,019	$10	$(35)	$—	$994	$279	$16	$(37)	$—	$258
Class Y
Shares	8,008	460	(3,142)	—	5,326	23,180	1,110	(1,697)	—	22,593
Amount	$103,716	$6,179	$(42,461)	$—	$67,434	$449,513	$22,787	$(27,333)	$—	$444,967
The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued and Class B shares redeemed) for the six-month period ended April 30, 2009 and the year ended October 31, 2008:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2009	445	$5,662
For the Year Ended October 31, 2008	654	$12,822
7. Line of Credit:
The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. During the six-month period ended April 30, 2009, the Fund did not have any borrowings under this facility.
8. Proposed Reorganization:
On May 6, 2009, the Board of Directors (“Board”) of The Hartford Mutual Funds, Inc. (“Company”) approved a Form of Agreement and Plan of Reorganization (“Reorganization Agreement”) that provides for the reorganization of a series of the Company, The Hartford Stock Fund, into the Fund (“Reorganization”). The Reorganization does not require shareholder approval by shareholders of the Fund.

18

Effective as of the close of business on July 31, 2009, in anticipation of the Reorganization, shares of Classes A, B, C, I, R3, R4, R5 and Y of The Hartford Stock Fund will no longer be sold to new investors or existing shareholders (except through reinvested dividends) or be eligible for exchanges from other Hartford Mutual Funds.
The Board, including all of the Directors who are not “interested persons” of the Company (as that term is defined in the Investment Company Act of 1940, as amended) (“Independent Directors”), carefully considered the proposed Reorganization and have determined that it (1) is in the best interests of The Hartford Stock Fund and The Hartford Dividend and Growth Fund (each, a “Fund” and collectively, the “Funds”) and (2) would not result in a dilution of the interests of shareholders of either Fund. In making these determinations, the Board considered that the Reorganization will provide shareholders of The Hartford Stock Fund with (a) a comparable investment and (b) the enhanced potential to realize economies of scale.
The Reorganization is expected to occur on or about October 2, 2009 or on such later date as the officers of the Company determine (“Closing Date”). As of the close of business on the Closing Date, pursuant to the Reorganization Agreement, each holder of Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y shares of The Hartford Stock Fund will become the owner of corresponding full and fractional shares of The Hartford Dividend and Growth Fund having an aggregate value equal to the aggregate value of his or her shares of The Hartford Stock Fund. While the net asset value per share and number of shares held in such shareholder’s account will differ following the Reorganization, the total value of such shareholder’s account will remain the same.
No sales load, commission or other transactional fee will be imposed as a result of the Reorganization. The Funds’ investment adviser, HIFSCO, has agreed to bear all of the expenses incurred in connection with the Reorganization, except for any brokerage fees and brokerage expenses associated with the Reorganization. In addition, the closing of the Reorganization is contingent upon, among other things, receiving an opinion of counsel that the proposed Reorganization will qualify as a tax-free reorganization for federal income tax purposes. As a result, it is anticipated that shareholders will not recognize any gain or loss in connection with the proposed Reorganization.
Shareholders of The Hartford Stock Fund who determine that they do not wish to become shareholders of The Hartford Dividend and Growth Fund may (1) redeem their shares of The Hartford Stock Fund before the Closing Date or (2) exchange their shares of The Hartford Stock Fund before the Closing Date for shares of another Hartford Mutual Fund by contacting the Company or their broker, financial intermediary, or other financial institution. Please note that a redemption or an exchange of shares of The Hartford Stock Fund will be a taxable event and a shareholder may recognize a gain or loss in connection with that transaction.
9. Industry Classifications:
Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

19

The Hartford Dividend and Growth Fund
Financial Highlights — (Unaudited)

	- Selected Per-Share Data - (a)													- Ratios and Supplemental Data -
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
															Net Assets		Net Assets		Net Assets
															Before		After		After
				Net											Waivers		Waivers		Waivers
				Realized											and		and		and		Ratio of
				and Un-			Distrib-			Net					Reimburse-		Reimburse-		Reimburse-		Net
		Net	Pay-	realized		Dividends	utions			Increase	Net				ments and		ments and		ments and		Invest-		Port-
	Net Asset	Invest-	ments	Gain		from Net	from	Distri-		(Decrease)	Asset			Net Assets	Including		Including		Excluding		ment		folio
	Value at	ment	from	(Loss) on	Total from	Invest-	Realized	butions	Total	in Net	Value at			at End of	Expenses		Expenses		Expenses		Income to		Turn-
	Beginning	Income	(to)	Invest-	Investment	ment	Capital	from	Distri-	Asset	End of	Total		Period	not Subject		not Subject		not Subject		Average		over
Class	of Period	(Loss)	Affiliate	ments	Operations	Income	Gains	Capital	butions	Value	Period	Return(b)		(000’s)	to Cap(c)		to Cap(c)		to Cap(c)		Net Assets		Rate(d)
For the Six-Month Period Ended April 30, 2009 (Unaudited)
A	$14.56	$0.15	$—	$(1.08)	$(0.93)	$(0.15)	$—	$—	$(0.15)	$(1.08)	$13.48	(6.38	)%(e)	$2,000,175	1.20	%(f)	1.20	%(f)	1.20	%(f)	2.33	%(f)	17%
B	14.32	0.10	—	(1.07)	(0.97)	(0.09)	—	—	(0.09)	(1.06)	13.26	(6.76	) (e)	182,327	2.18	(f)	2.01	(f)	2.01	(f)	1.54	(f)	—
C	14.28	0.10	—	(1.05)	(0.95)	(0.10)	—	—	(0.10)	(1.05)	13.23	(6.65	) (e)	192,822	1.95	(f)	1.95	(f)	1.95	(f)	1.58	(f)	—
I	14.52	0.16	—	(1.07)	(0.91)	(0.17)	—	—	(0.17)	(1.08)	13.44	(6.24	) (e)	239,932	0.87	(f)	0.87	(f)	0.87	(f)	2.58	(f)	—
R3	14.71	0.13	—	(1.09)	(0.96)	(0.14)	—	—	(0.14)	(1.10)	13.61	(6.51	) (e)	1,763	1.56	(f)	1.50	(f)	1.50	(f)	1.86	(f)	—
R4	14.73	0.15	—	(1.08)	(0.93)	(0.16)	—	—	(0.16)	(1.09)	13.64	(6.32	) (e)	11,273	1.11	(f)	1.11	(f)	1.11	(f)	2.34	(f)	—
R5	14.75	0.16	—	(1.08)	(0.92)	(0.17)	—	—	(0.17)	(1.09)	13.66	(6.19	) (e)	1,248	0.83	(f)	0.83	(f)	0.83	(f)	2.49	(f)	—
Y	14.75	0.18	—	(1.08)	(0.90)	(0.18)	—	—	(0.18)	(1.08)	13.67	(6.07	) (e)	530,506	0.71	(f)	0.71	(f)	0.71	(f)	2.79	(f)	—
For the Year Ended October 31, 2008
A	23.12	0.31	—	(7.32)	(7.01)	(0.31)	(1.24)	—	(1.55)	(8.56)	14.56	(32.24)		2,214,358	1.09		1.09		1.09		1.62		36
B	22.76	0.14	—	(7.21)	(7.07)	(0.13)	(1.24)	—	(1.37)	(8.44)	14.32	(32.85)		222,732	1.97		1.97		1.97		0.73		—
C	22.72	0.17	—	(7.21)	(7.04)	(0.16)	(1.24)	—	(1.40)	(8.44)	14.28	(32.80)		221,895	1.83		1.83		1.83		0.87		—
I	23.07	0.34	—	(7.27)	(6.93)	(0.38)	(1.24)	—	(1.62)	(8.55)	14.52	(32.02)		167,989	0.82		0.82		0.82		1.77		—
R3	23.37	0.23	—	(7.40)	(7.17)	(0.25)	(1.24)	—	(1.49)	(8.66)	14.71	(32.53)		455	1.58		1.50		1.50		1.16		—
R4	23.39	0.32	—	(7.42)	(7.10)	(0.32)	(1.24)	—	(1.56)	(8.66)	14.73	(32.25)		8,410	1.09		1.09		1.09		1.63		—
R5	23.41	0.35	—	(7.40)	(7.05)	(0.37)	(1.24)	—	(1.61)	(8.66)	14.75	(32.06)		310	0.80		0.80		0.80		1.94		—
Y	23.41	0.37	—	(7.40)	(7.03)	(0.39)	(1.24)	—	(1.63)	(8.66)	14.75	(31.99)		494,110	0.69		0.69		0.69		2.01		—
For the Year Ended October 31, 2007
A	21.48	0.29	0.01	2.95	3.25	(0.27)	(1.34)	—	(1.61)	1.64	23.12	16.20	(g)	3,236,757	1.09		1.09		1.09		1.35		24
B	21.17	0.11	0.01	2.90	3.02	(0.09)	(1.34)	—	(1.43)	1.59	22.76	15.22	(g)	395,552	1.95		1.95		1.95		0.50		—
C	21.13	0.13	0.01	2.91	3.05	(0.12)	(1.34)	—	(1.46)	1.59	22.72	15.42	(g)	365,443	1.82		1.82		1.82		0.62		—
I	21.46	0.36	—	2.98	3.34	(0.39)	(1.34)	—	(1.73)	1.61	23.07	16.67	(g)	1,899	0.77		0.77		0.77		1.50		—
R3(h)	21.14	0.15	—	2.25	2.40	(0.17)	—	—	(0.17)	2.23	23.37	11.38	(e)	177	1.40	(f)	1.40	(f)	1.40	(f)	0.63	(f)	—
R4(i)	21.14	0.21	—	2.26	2.47	(0.22)	—	—	(0.22)	2.25	23.39	11.70	(e)	1,994	1.09	(f)	1.09	(f)	1.09	(f)	0.72	(f)	—
R5(j)	21.14	0.26	—	2.26	2.52	(0.25)	—	—	(0.25)	2.27	23.41	11.99	(e)	193	0.82	(f)	0.82	(f)	0.82	(f)	0.98	(f)	—
Y	21.72	0.37	—	3.02	3.39	(0.36)	(1.34)	—	(1.70)	1.69	23.41	16.68	(g)	255,138	0.69		0.69		0.69		1.72		—
For the Year Ended October 31, 2006 (k)
A	19.10	0.26	—	3.14	3.40	(0.26)	(0.76)	—	(1.02)	2.38	21.48	18.63		2,626,634	1.14		1.14		1.14		1.32		29
B	18.84	0.09	—	3.10	3.19	(0.10)	(0.76)	—	(0.86)	2.33	21.17	17.63		365,678	1.99		1.99		1.99		0.48		—
C	18.81	0.12	—	3.08	3.20	(0.12)	(0.76)	—	(0.88)	2.32	21.13	17.75		317,139	1.87		1.87		1.87		0.60		—
I(l)	20.48	0.03	—	1.03	1.06	(0.08)	—	—	(0.08)	0.98	21.46	5.20	(e)	11	1.08	(f)	0.98	(f)	0.98	(f)	0.59	(f)	—
Y	19.30	0.35	—	3.18	3.53	(0.35)	(0.76)	—	(1.11)	2.42	21.72	19.15		133,376	0.71		0.71		0.71		1.75		—
For the Year Ended October 31, 2005
A	17.79	0.23	—	1.51	1.74	(0.24)	(0.19)	—	(0.43)	1.31	19.10	9.87		2,109,617	1.17		1.17		1.17		1.25		26
B	17.56	0.08	—	1.48	1.56	(0.09)	(0.19)	—	(0.28)	1.28	18.84	8.92		343,650	2.01		2.01		2.01		0.41		—
C	17.53	0.10	—	1.48	1.58	(0.11)	(0.19)	—	(0.30)	1.28	18.81	9.08		280,967	1.89		1.89		1.89		0.54		—
Y	17.97	0.32	—	1.53	1.85	(0.33)	(0.19)	—	(0.52)	1.33	19.30	10.36		114,777	0.73		0.73		0.73		1.64		—
For the Year Ended October 31, 2004
A	15.94	0.16	0.01	1.82	1.99	(0.14)	—	—	(0.14)	1.85	17.79	12.53	(g)	1,838,567	1.23		1.23		1.23		0.96		25
B	15.75	0.03	—	1.80	1.83	(0.02)	—	—	(0.02)	1.81	17.56	11.62		319,512	2.04		2.04		2.04		0.16		—
C	15.72	0.05	0.01	1.79	1.85	(0.04)	—	—	(0.04)	1.81	17.53	11.76	(g)	277,706	1.90		1.90		1.90		0.29		—
Y	16.11	0.24	—	1.86	2.10	(0.24)	—	—	(0.24)	1.86	17.97	13.06		69,088	0.75		0.75		0.75		1.44		—

(a)	Information presented relates to a share outstanding throughout the indicated period.

(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	Not annualized.

(f)	Annualized.

(g)	Total return without the inclusion of the Payments from (to) Affiliate, as noted on the Statement of Operations, can be found in Expenses in the accompanying Notes to Financial Statements.

(h)	Commenced operations on December 22, 2006.

(i)	Commenced operations on December 22, 2006.

(j)	Commenced operations on December 22, 2006.

(k)	Per share amounts have been calculated using average shares outstanding method.

(l)	Commenced operations on August 31, 2006.

20

The Hartford Dividend and Growth Fund
Directors and Officers (Unaudited)
The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.
Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and three of the Fund’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which collectively consist of 100 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.
The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.
Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its officers or directors who are employed by The Hartford.
Non-Interested Directors
Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.
Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.
Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies.
Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee is Chairman and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions. Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm, from August 2004 to August 2005. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).
William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

21

The Hartford Dividend and Growth Fund
Directors and Officers (Unaudited) — (continued)
Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.
Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.
Interested Directors and Officers
Thomas M. Marra* (1958) Director since 2002
Mr. Marra has served as President and Chief Operating Officer of The Hartford Financial Services Group, Inc. (“The Hartford”) since 2007. Mr. Marra currently serves as Director of Hartford Life, Inc. (“HL, Inc.”). Mr. Marra served as Chief Operating Officer of Hartford Life Insurance Company, Inc. (“Hartford Life”) (2000-2008), as President of Hartford Life (2002-2008) and as Director of Hartford Life’s Investment Products Division from 1998 to 2000.

*     On February 24, 2009, The Hartford and Mr. Marra determined to enter into a mutually agreed separation whereby Mr. Marra will retire, and his role as an executive officer and employee of The Hartford will terminate, effective July 3, 2009. Mr. Marra will resign his position as a Director of the Fund effective June 25, 2009.
Lowndes A. Smith (1939) Director since 2002, Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.
John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as Chief Executive Officer, President and Director of HL, Inc. Mr. Walters previously served as President of the U.S. Wealth Management Division of Hartford Life, Inc., as Co-Chief Operating Officer of Hartford Life Insurance Company (2007-2008) and as Executive Vice President and Director of its Investment Products Division (2000-2008). Mr. Walters also serves as Chairman of the Board, Chief Executive Officer, President and Director of Hartford Life Insurance Company and as Executive Vice President of The Hartford. In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”).

*     Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 – 2009).
Other Officers
Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 – 2009)) Mr. Arena serves as Executive Vice President of Hartford Life Insurance Company, (“Hartford Life”). Additionally, Mr. Arena is Director and Senior Vice President of Hartford Administrative Services Company, (“HASCO”), Manager, Chief Executive Officer and President of Hartford Investment Financial Services, LLC (“HIFSCO”) and HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division. Mr. Arena joined American Skandia in 1996.
Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.
Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006 and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury, (the “Treasury”), from 2001 to 2006 where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network, (“FinCEN”) from 2005 – 2006.

22

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life Insurance Company. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.
Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant General Counsel and Assistant Vice President of The Hartford and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, Assistant Vice President of Hartford Life, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.
Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life and as Director of its Investment Advisory Group in the Individual Markets Group segment. He also serves as Senior Vice President of HIFSCO and HL Advisors. Prior to joining The Hartford in 2004, Mr. Meyer was with MassMutual which he joined in 1987.
D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life where he serves as Director of mutual fund product management for The Hartford’s mutual funds and 529 college savings businesses. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.
Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 – 2007.
HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2008 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

23

The Hartford Dividend and Growth Fund
Expense Example (Unaudited)
Your Fund’s Expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2008 through April 30, 2009.
Actual Expenses
The first column of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	October 31, 2008	Beginning	Ending Account	October 31,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2008 through	expense	1/2	full
	October 31, 2008	April 30, 2009	April 30, 2009	October 31, 2008	April 30, 2009	April 30, 2009	ratio	year	year
Class A	$1,000.00	$936.20	$5.76	$1,000.00	$1,018.84	$6.00	1.20%	181	365
Class B	$1,000.00	$932.42	$9.63	$1,000.00	$1,014.82	$10.04	2.01	181	365
Class C	$1,000.00	$933.48	$9.34	$1,000.00	$1,015.12	$9.74	1.95	181	365
Class I	$1,000.00	$937.60	$4.17	$1,000.00	$1,020.48	$4.35	0.87	181	365
Class R3	$1,000.00	$934.85	$7.19	$1,000.00	$1,017.35	$7.50	1.50	181	365
Class R4	$1,000.00	$936.78	$5.33	$1,000.00	$1,019.29	$5.55	1.11	181	365
Class R5	$1,000.00	$938.11	$3.98	$1,000.00	$1,020.67	$4.15	0.83	181	365
Class Y	$1,000.00	$939.25	$3.41	$1,000.00	$1,021.27	$3.55	0.71	181	365

24

The Hartford Equity Growth Allocation Fund

The Hartford Equity Growth Allocation Fund
(subadvised by Hartford Investment Management Company)
Performance Overview(1) 5/28/04 – 4/30/09
Growth of a $10,000 investment in Class A which includes Sales Charge
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Investment objective – Seeks long-term capital appreciation.
Average Annual Total Returns(2,3,4) (as of 4/30/09)

	Inception	1	Since
	Date	Year	Inception
Equity Growth Allocation A#	5/28/04	-37.84%	-1.84%
Equity Growth Allocation A##	5/28/04	-41.26%	-2.96%
Equity Growth Allocation B#	5/28/04	-38.26%	-2.50%
Equity Growth Allocation B##	5/28/04	-41.31%	-2.85%
Equity Growth Allocation C#	5/28/04	-38.34%	-2.52%
Equity Growth Allocation C##	5/28/04	-38.94%	-2.52%
Equity Growth Allocation I#	5/28/04	-37.63%	-1.65%
Equity Growth Allocation R3#	5/28/04	-38.00%	-1.96%
Equity Growth Allocation R4#	5/28/04	-37.86%	-1.83%
Equity Growth Allocation R5#	5/28/04	-37.65%	-1.68%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4 and R5 shares will vary from results seen above due to differences in the expenses charged to these classes.

(2)	Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class A performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(4)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2009, which excludes investment transactions as of this date.

Portfolio Managers
Hugh Whelan, CFA	Edward C. Caputo, CFA
Managing Director	Vice President
How did the Fund perform?
The Class A shares of The Hartford Equity Growth Allocation Fund returned -5.37%, before sales charge, for the six-month period ended April 30, 2009, versus -8.53% for the S&P 500 Index, and -4.83% for the Lipper Multi-Cap Core Funds category, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
The U.S. recession continued to deepen during the six-month period under review. Rising unemployment weighed on personal income and spending, while first quarter industrial production posted the steepest quarterly decline in more than 30 years. However, as the six- month period drew to a close, there were some signs that perhaps the rate of economic decline was beginning to slow. Financial conditions stabilized a bit, while the Fed’s purchases of long-term Treasuries and mortgage-backed securities also provided strong support for the mortgage market, driving fixed mortgage rates lower.
This environment initially created another difficult period for stocks, with the S&P 500 Index closing at a new low of 676.53 on March 9, down -29.30% since the start of the 6-month period. However, emergent signs of a slowdown in the economy’s free-fall helped lift the index through the remainder of the period, leaving it down “only” -8.53% for the period. The index was in the black in March and April, gaining 8.76% and 9.57%, respectively, for a gain of 29.38% from March 9 through the end of the period. Declines were widespread across most equity asset classes during the six-month period. Among the eleven equity

2

asset classes in our investment universe, emerging market stocks, EAFE small cap stocks, and U.S. midcap growth stock indices posted positive returns over the 6-month period. U.S. Real-Estate Investment Trusts (REITS) led the way lower during the period, while growth stocks continued to outperform value stocks across all market capitalization levels. International stocks outperformed U.S. stocks.
There are two main drivers of the Fund’s performance: asset allocation among various asset classes and performance of the underlying funds. With regard to asset allocation, the Fund is fully invested in the equity markets. Therefore, we seek to add value by strategically allocating within the equity investment sub asset classes. Over the last six-months, the Fund benefited from our strategic asset allocation decisions within equities. Specifically, favorable allocations to emerging market stocks and international small cap stocks helped offset unfavorable allocations to domestic stocks.
Beyond the asset allocation decision, we also seek to add value by selecting the underlying mutual funds that will most effectively deliver the target asset class exposures. We analyze all of the funds in our investment universe, looking through each fund’s objective and stated benchmark to see what it actually holds and how it really behaves. During the period, underlying fund selection detracted from our overall performance.
During the period, the Fund continued to utilize Exchange-Traded Funds (ETFs) to obtain asset class exposures otherwise unavailable through The Hartford family of funds. Specifically, the Fund has target allocations to ETFs that provide U.S. real estate and international real estate exposure.
Whenever possible, we rely on cash flows to execute our allocation changes. That was the case during the six-month period ended April 30, and no hard rebalance (i.e. a fund rebalancing to move the underlying fund investments to their target allocation percentages) was required.
What is the outlook?
In equities the earnings picture is cloudy. First, earnings are falling at near record-breaking rates and all indications are that they will continue to fall. Second, the quality and reliability of the earnings reported is lower than historical standards as the gap between pro forma (“street”) earnings and GAAP (Generally Accepted Accounting Principles) earnings rose in the past several months. Third, there is little clarity in future earnings prospects as the disparity among analyst estimates for future earnings remains at elevated levels. Historically, such consensus building was a precondition to the final, sustained recovery from bear markets associated with recessions.
We believe that investors are well served by adhering to a strategic, diversified portfolio and rebalancing accordingly. We construct these portfolios based upon the long-term properties of asset classes. We look at their long-term returns, volatilities, and correlations between each other and run optimizations to build an optimal portfolio.
Composition by Underlying Fund
as of April 30, 2009

Percentage of Net
Fund Name	Assets
SPDR DJ Wilshire International Real Estate ETF	2.2%
SPDR DJ Wilshire REIT ETF	0.4
The Hartford Capital Appreciation Fund, Class Y	18.7
The Hartford Capital Appreciation II Fund, Class Y	2.1
The Hartford Disciplined Equity Fund, Class Y	6.1
The Hartford Dividend and Growth Fund, Class Y	1.3
The Hartford Equity Income Fund, Class Y	2.9
The Hartford Fundamental Growth Fund, Class Y	1.2
The Hartford Global Growth Fund, Class Y	4.9
The Hartford Growth Fund, Class Y	1.9
The Hartford Growth Opportunities Fund, Class Y	8.3
The Hartford International Opportunities Fund, Class Y	8.5
The Hartford International Small Company Fund, Class Y	5.1
The Hartford MidCap Value Fund, Class Y	0.0
The Hartford Select MidCap Growth Fund, Class Y	0.0
The Hartford Select MidCap Value Fund, Class Y	2.0
The Hartford Select SmallCap Value Fund, Class Y	7.0
The Hartford Small Company Fund, Class Y	7.6
The Hartford Value Fund, Class Y	19.8
The Hartford Value Opportunities Fund, Class Y	0.0
Other Assets and Liabilities	0.0

Total	100.0%

3

The Hartford Equity Growth Allocation Fund
Schedule of Investments
April 30, 2009 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES — 97.4%
EQUITY FUNDS — 97.4%
1,395	The Hartford Capital Appreciation Fund, Class Y		$34,475
428	The Hartford Capital Appreciation II Fund, Class Y•		3,833
1,233	The Hartford Disciplined Equity Fund, Class Y		11,186
169	The Hartford Dividend and Growth Fund, Class Y		2,309
595	The Hartford Equity Income Fund, Class Y		5,372
288	The Hartford Fundamental Growth Fund, Class Y•		2,205
827	The Hartford Global Growth Fund, Class Y•		9,056
296	The Hartford Growth Fund, Class Y•		3,574
854	The Hartford Growth Opportunities Fund, Class Y•		15,398
1,544	The Hartford International Opportunities Fund, Class Y		15,668
1,202	The Hartford International Small Company Fund, Class Y		9,391
2	The Hartford MidCap Value Fund, Class Y		14
4	The Hartford Select MidCap Growth Fund, Class Y•		28
602	The Hartford Select MidCap Value Fund, Class Y		3,785
1,961	The Hartford Select SmallCap Value Fund, Class Y		13,004
1,075	The Hartford Small Company Fund, Class Y		14,091
4,539	The Hartford Value Fund, Class Y		36,581
5	The Hartford Value Opportunities Fund, Class Y		45

	Total equity funds (cost $257,124)		$180,015

	Total investments in affiliated investment companies (cost $257,124)		$180,015

EXCHANGE TRADED FUNDS — 2.6%
160	SPDR DJ Wilshire International Real Estate ETF		$4,000
24	SPDR DJ Wilshire REIT ETF		837

	Total exchange traded funds (cost $6,404)		$4,837

	Total long-term investments (cost $263,528)		$184,852

	Total investments (cost $263,528) ▲	100.0%	$184,852
	Other assets and liabilities	—%	8

	Total net assets	100 0%	$184,860

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
▲	At April 30, 2009, the cost of securities for federal income tax purposes was $263,761 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$510
Unrealized Depreciation	(79,419)

Net Unrealized Depreciation	$(78,909)

•	Currently non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.
FAS 157 Disclosure of Investment Valuation Hierarchy Levels

Assets:
Investment in securities — Level 1	$184,852

Total	$184,852

The accompanying notes are an integral part of these financial statements.

4

The Hartford Equity Growth Allocation Fund
Statement of Assets and Liabilities
April 30, 2009 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at fair value (cost $6,404)	$4,837
Investments in underlying affiliated funds, at fair value (cost $257,124)	180,015
Receivables:
Investment securities sold	78
Fund shares sold	220
Dividends and interest	—
Other assets	112

Total assets	185,262

Liabilities:
Payables:
Fund shares redeemed	301
Investment management fees	4
Distribution fees	16
Accrued expenses	81

Total liabilities	402

Net assets	$184,860

Summary of Net Assets:
Capital stock and paid-in-capital	290,817
Accumulated undistributed net investment income	679
Accumulated net realized loss on investments	(27,960)
Unrealized depreciation of investments	(78,676)

Net assets	$184,860

Shares authorized	450,000

Par value	$0.001

Class A: Net asset value per share/Maximum offering price per share	$7.68/$8.12

Shares outstanding	13,992

Net assets	$107,430

Class B: Net asset value per share	$7.64

Shares outstanding	3,334

Net assets	$25,463

Class C: Net asset value per share	$7.61

Shares outstanding	5,663

Net assets	$43,085

Class I: Net asset value per share	$7.67

Shares outstanding	95

Net assets	$726

Class R3: Net asset value per share	$7.65

Shares outstanding	86

Net assets	$661

Class R4: Net asset value per share	$7.64

Shares outstanding	448

Net assets	$3,422

Class R5: Net asset value per share	$7.67

Shares outstanding	531

Net assets	$4,073

The accompanying notes are an integral part of these financial statements.

5

The Hartford Equity Growth Allocation Fund
Statement of Operations
For the Six Month Period Ended April 30, 2009 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$120
Dividends from underlying affiliated funds	2,975

Total investment income	3,095

Expenses:
Investment management fees	135
Transfer agent fees	291
Distribution fees
Class A	125
Class B	121
Class C	219
Class R3	2
Class R4	3
Custodian fees	1
Accounting services	11
Registration and filing fees	44
Board of Directors’ fees	2
Audit fees	5
Other expenses	46

Total expenses (before waivers)	1,005
Expense waivers	(128)
Transfer agent fee waivers	(36)

Total waivers	(164)

Total expenses, net	841

Net investment income	2,254

Net Realized Loss on Investments:
Net realized loss on investments in underlying affiliated funds	(27,714)
Net realized loss on investments in securities	(13)

Net Realized Loss on Investments	(27,727)

Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	15,300

Net Changes in Unrealized Appreciation of Investments	15,300

Net Loss on Investments	(12,427)

Net Decrease in Net Assets Resulting from Operations	$(10,173)

The accompanying notes are an integral part of these financial statements.

6

The Hartford Equity Growth Allocation Fund
Statement of Changes in Net Assets
(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2009	Year Ended
	(Unaudited)	October 31, 2008
Operations:
Net investment income (loss)	$2,254	$(667)
Net realized gain (loss) on investments	(27,727)	13,299
Net unrealized appreciation (depreciation) of investments	15,300	(145,028)

Net decrease in net assets resulting from operations	(10,173)	(132,396)

Distributions to Shareholders:
From net investment income
Class A	(1,018)	(6,892)
Class B	—	(1,544)
Class C	(149)	(2,397)
Class I	(321)	(7)
Class R3	(5)	(33)
Class R4	(31)	(40)
Class R5	(51)	(4)
From net realized gain on investments
Class A	(1,143)	(10,090)
Class B	(288)	(2,785)
Class C	(459)	(4,316)
Class I	(7)	(4)
Class R3	(7)	(55)
Class R4	(28)	(47)
Class R5	(16)	(4)

Total distributions	(3,523)	(28,218)

Capital Share Transactions:
Class A	2,978	34,133
Class B	(823)	5,149
Class C	1,885	9,733
Class I	(1,133)	901
Class R3	14	283
Class R4	1,224	3,306
Class R5	2,592	2,210

Net increase from capital share transactions	6,737	55,715

Net decrease in net assets	(6,959)	(104,899)
Net Assets:
Beginning of period	191,819	296,718

End of period	$184,860	$191,819

Accumulated undistributed (distribution in excess of) net investment income (loss)	$679	$—

The accompanying notes are an integral part of these financial statements.

7

The Hartford Equity Growth Allocation Fund
Notes to Financial Statements
April 30, 2009 (Unaudited)
(000’s Omitted)
1. Organization:
The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-two portfolios. Financial statements for The Hartford Equity Growth Allocation Fund (the “Fund”), a series of the Company, are included in this report.
The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is Falsea non-diversifieda diversified open-end management investment company.
Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares are sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors through advisory fee-based wrap programs. Classes R3, R4, R5 shares, which are offered to employer-sponsored retirement plans, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and except that Class B shares automatically convert to Class A shares after 8 years.
The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange-traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”).
Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments will be allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). After the Close Date, existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.
2. Significant Accounting Policies:
The accounting policies of the affiliated underlying funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The affiliated Underlying Funds are not covered by this report.
The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).
a)	Security Transactions and Investment Income — Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

8

Dividend income is accrued as of the ex-dividend date. Income and capital gain distributions from Underlying Funds are recorded on the ex-dividend date.

b)	Security Valuation — Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the valuation date.

The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary markets, but before the close of the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, ADR’s, exchange traded funds (“ETF’s”)) after the close of the foreign markets but before the close of the Exchange. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Debt securities (other than short-term obligations and senior floating rate interests) held by the Fund are valued on the basis of valuations furnished by an independent pricing service which determines valuations for normal institutional size trading units of debt securities. Senior floating rate interests generally trade in over-the-counter markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by the Fund’s Board of Directors. Generally, the Fund may use fair valuation in regard to debt securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that mature in 60 days or less are valued at amortized cost, which approximates market value.

Exchange traded equity securities shall be valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time. If it is not possible to determine the last reported sale price or official closing price on the relevant exchange or market at the Valuation Time, the value of the security shall be taken to be the most recent mean between bid and asked prices on such exchange or market at the Valuation Time.

Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

9

The Hartford Equity Growth Allocation Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
Options contracts on securities, currencies, indexes, futures contracts, commodities and other instruments shall be valued at their most recent sales price at the Valuation Time on the Primary Market on which the instrument is primarily traded. If the instrument did not trade on the Primary Market, it may be valued at the most recent sales price at the Valuation Time on another exchange or market where it did trade.

Futures contracts are valued at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively. If a settlement price is not available, futures contracts will be valued at the most recent trade price as of the Valuation Time. If there were no trades, the contract shall be valued at the mean of the closing bid/ask prices as of the Valuation Time.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Funds’ Board of Directors.

A forward currency contract shall be valued based on the price of the underlying currency at the prevailing interpolated exchange rate, which is a combination of the spot currency rate and the forward currency rate. Spot currency rates and forward currency rates are obtained from an independent pricing service on a daily basis not more than one hour before the Valuation Time.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Fund’s Board of Directors.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

c)	Indexed Securities — The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund uses these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund had investments in indexed securities as of April 30, 2009, as shown on the Schedule of Investments under Exchange Traded Funds.

d)	Fund Share Valuation and Dividend Distributions to Shareholders — Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid annually. Dividends are paid on shares beginning on the business day after the day when the funds used to purchase the shares are collected by the transfer agent for the Fund. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

10

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences include but are not limited to foreign currency gains and losses, losses deferred due to wash sales adjustments, adjustments related to Passive Foreign Investment Companies and certain derivatives, and excise tax regulations. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

e)	Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

f)	Financial Accounting Standards Board Financial Accounting Standards No. 157 — Effective November 1, 2008, the Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. Fair value is defined under FAS 157 as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Under FAS 157, a fair value measurement should reflect all of the assumptions that market participants would use in pricing the asset or liability, including assumptions about the risk inherent in a particular valuation technique, the effect of a restriction on the sale or use of an asset, and the risk of nonperformance.

Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized, per FAS 157, into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 — Quoted prices in active markets for identical securities. Level 1 includes exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•	Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 includes debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services and foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•	Level 3 — Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes and require significant management judgment or estimation. This category includes broker quoted securities, long dated OTC options and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a good representation of exit price.
Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.
FAS 157 also requires that a roll forward reconciliation be shown for all Level 3 securities from the beginning of the reporting period to the end of the reporting period. Part of this reconciliation includes transfers in and/or out of Level 3. For purposes of this reconciliation, transfers in are shown at the end of period fair value and transfers out are shown at the beginning of period fair value. During the six-month period ended April 30, 2009, the Fund held no Level 3 securities.

11

The Hartford Equity Growth Allocation Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
FASB Staff Position No. 157-4 — In April 2009, FASB released FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP FAS 157-4”). FSP FAS 157-4 provides additional guidance on determining whether a market for a financial asset is not active and a transaction is not distressed when measuring fair value under FAS 157. The FSP also requires additional disclosure detail on debt and equity securities by major investment categories. FSP FAS 157-4 is effective for interim and annual periods ending after June 15, 2009. At this time, management is evaluating the implications of FSP FAS 157-4 and does not believe it will impact valuation but will require additional disclosure. This additional disclosure has not yet been implemented.

g)	Financial Accounting Standards Board Financial Accounting Standards No. 161 — In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires companies to disclose information detailing the objectives and strategies for using derivative instruments, the level of derivative activity entered into by the company and any credit risk-related contingent features of the agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and has not yet implemented the new disclosure standard.

h)	Indemnifications: Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
3. Federal Income Taxes:
a)	Federal Income Taxes — For federal income tax purposes, the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and the Fund intends to distribute substantially all of its income and gains during the calendar year ending December 31, 2009. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2008	October 31, 2007
Ordinary Income	$9,945	$2,242
Long-Term Capital Gains *	18,273	5,366

*	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC code Sec. 852(b)(3)(C).

12

As of October 31, 2008, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Long-Term Capital Gain	$1,948
Unrealized Depreciation*	$(94,209)

Total Accumulated Deficit	$(92,261)

*	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable to the tax deferral of wash sales losses, the mark-to-market adjustment for certain derivatives in accordance with IRC Sec. 1256, the mark to market for Passive Foreign Investment Companies and basis differences in real estate investment trusts.
c)	Reclassification of Capital Accounts — In accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Fund has recorded reclassifications in its capital accounts. These reclassifications had no impact on the NAV of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. As of October 31, 2008, the Fund recorded reclassifications to increase undistributed net investment income by $11,584 and decrease accumulated net realized loss by $11,584.

d)	Financial Accounting Standards Board Interpretation No. 48 — On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. The Fund adopted FIN 48 for fiscal years beginning after December 15, 2006. Management has evaluated the implications of FIN 48 for all open tax years (tax years ended October 31, 2006 – 2008) and has determined there is no impact to the Fund’s financial statements.
4. Expenses:
a)	Investment Management Agreements — Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with The Hartford Mutual Funds, Inc. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the six-month period ended April 30, 2009; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.08%
Over $10 billion	0.07%

13

The Hartford Equity Growth Allocation Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
b)	Accounting Services Agreement — Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting service fees are accrued daily and paid monthly.
Fund Name

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%
c)	Operating Expenses — Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the six-month period ended April 30, 2009, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5
1.60%	2.35%	2.35%	1.35%	1.85%	1.55%	1.25%
Voluntary limitations for total operating expenses include expenses incurred as the result of investing in other investment companies. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations.

d)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares — HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2009, HIFSCO received front-end load sales charges of $344 and contingent deferred sales charges of $54 from the Fund.

The Fund has adopted Distribution and Service Plans in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Funds provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of only up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

14

For the six-month period ended April 30, 2009, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $29. These commissions are in turn paid to sales representatives of the broker/dealers.

e)	Other Related Party Transactions — Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2009, a portion of the Fund’s chief compliance officer’s salary was paid by the Fund in an amount, which rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO was compensated $274 for providing such services. These fees are accrued daily and paid monthly.
5. Investment Transactions:
For the six-month period ended April 30, 2009, the Fund’s aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$46,812
Sales Proceeds Excluding U.S. Government Obligations	41,510
6. Capital Share Transactions:
The following information is for the six-month period ended April 30, 2009 and the year ended October 31, 2008:

	For the Six-Month Period Ended April 30, 2009					For the Year Ended October 31, 2008
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	2,044	291	(1,979)	—	356	3,894	1,191	(2,598)	—	2,487
Amount	$14,844	$2,116	$(13,982)	$—	$2,978	$47,768	$16,355	$(29,990)	$—	$34,133
Class B
Shares	238	39	(401)	—	(124)	629	301	(571)	—	359
Amount	$1,715	$275	$(2,813)	$—	$(823)	$7,627	$4,107	$(6,585)	$—	$5,149
Class C
Shares	2,430	78	(2,366)	—	142	1,479	432	(1,200)	—	711
Amount	$17,824	$556	$(16,495)	$—	$1,885	$17,894	$5,883	$(14,044)	$—	$9,733
Class I
Shares	2,643	43	(2,671)	—	15	82	—	(6)	—	76
Amount	$19,120	$312	$(20,565)	$—	$(1,133)	$942	$8	$(49)	$—	$901
Class R3
Shares	10	1	(10)	—	1	29	7	(12)	—	24
Amount	$72	$12	$(70)	$—	$14	$341	$88	$(146)	$—	$283
Class R4
Shares	209	8	(58)	—	159	302	7	(49)	—	260
Amount	$1,560	$58	$(394)	$—	$1,224	$3,761	$87	$(542)	$—	$3,306
Class R5
Shares	399	9	(61)	—	347	196	1	(18)	—	179
Amount	$2,937	$66	$(411)	$—	$2,592	$2,367	$8	$(165)	$—	$2,210
The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued and Class B shares redeemed) for the six-month period ended April 30, 2009 and the year ended October 31, 2008:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2009	21	$149
For the Year Ended October 31, 2008	32	$385

15

The Hartford Equity Growth Allocation Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
7. Line of Credit:
The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. During the six-month period ended April 30, 2009, the Fund did not have any borrowings under this facility.

16

The Hartford Equity Growth Allocation Fund
Financial Highlights — (Unaudited)

	— Selected Per-Share Data — (a)													— Ratios and Supplemental Data —
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
															Net Assets		Net Assets		Net Assets
															Before		After		After
				Net											Waivers		Waivers		Waivers
				Realized											and		and		and
				and Un-			Distrib-			Net					Reimburse-		Reimburse-		Reimburse-		Ratio of
		Net	Pay-	realized		Dividends	utions			Increase	Net			Net	ments and		ments and		ments and		Net Invest-		Port-
	Net Asset	Invest-	ments	Gain		from Net	from	Distri-		(Decrease)	Asset			Assets at	Including		Including		Excluding		ment		folio
	Value at	ment	from	(Loss) on	Total from	Invest-	Realized	butions	Total	in Net	Value at			End of	Expenses		Expenses		Expenses		Income to		Turn-
	Beginning	Income	(to)	Invest-	Investment	ment	Capital	from	Distri-	Asset	End of	Total		Period	not Subject		not Subject		not Subject		Average		over
Class	of Period	(Loss)	Affiliate	ments	Operations	Income	Gains	Capital	butions	Value	Period	Return(b)		(000’s)	to Cap(c)		to Cap(c)		to Cap(c)		Net Assets		Rate(d)
For the Six-Month Period Ended April 30, 2009 (Unaudited) (e)
A	$8.29	$0.09	$—	$(0.54)	$(0.45)	$(0.08)	$(0.08)	$—	$(0.16)	$(0.61)	$7.68	(5.37	)%(f)	$107,430	0.84	%(g)	0.68	%(g)	0.68	%(g)	2.41	%(g)	23%
B	8.19	0.06	—	(0.53)	(0.47)	—	(0.08)	—	(0.08)	(0.55)	7.64	(5.62	) (f)	25,463	1.75	(g)	1.27	(g)	1.27	(g)	1.81	(g)	—
C	8.19	0.08	—	(0.56)	(0.48)	(0.02)	(0.08)	—	(0.10)	(0.58)	7.61	(5.73	) (f)	43,085	1.57	(g)	1.46	(g)	1.46	(g)	2.13	(g)	—
I	8.31	0.58	—	(1.02)	(0.44)	(0.12)	(0.08)	—	(0.20)	(0.64)	7.67	(5.13	) (f)	726	0.27	(g)	0.27	(g)	0.27	(g)	11.39	(g)	—
R3	8.25	0.08	—	(0.54)	(0.46)	(0.06)	(0.08)	—	(0.14)	(0.60)	7.65	(5.46	) (f)	661	0.98	(g)	0.96	(g)	0.96	(g)	2.09	(g)	—
R4	8.27	0.08	—	(0.54)	(0.46)	(0.09)	(0.08)	—	(0.17)	(0.63)	7.64	(5.40	) (f)	3,422	0.67	(g)	0.66	(g)	0.66	(g)	2.07	(g)	—
R5	8.31	0.10	—	(0.54)	(0.44)	(0.12)	(0.08)	—	(0.20)	(0.64)	7.67	(5.17	) (f)	4,073	0.37	(g)	0.36	(g)	0.36	(g)	2.74	(g)	—
For the Year Ended October 31, 2008 (e)
A	15.55	0.01	—	(5.82)	(5.81)	(0.55)	(0.90)	—	(1.45)	(7.26)	8.29	(40.92)		113,006	0.69		0.68		0.68		0.05		10
B	15.40	(0.09)	—	(5.76)	(5.85)	(0.46)	(0.90)	—	(1.36)	(7.21)	8.19	(41.40)		28,322	1.52		1.49		1.49		(0.72)		—
C	15.39	(0.08)	—	(5.76)	(5.84)	(0.46)	(0.90)	—	(1.36)	(7.20)	8.19	(41.35)		45,209	1.43		1.43		1.43		(0.66)		—
I	15.59	(0.03)	—	(5.75)	(5.78)	(0.60)	(0.90)	—	(1.50)	(7.28)	8.31	(40.73)		668	0.30		0.30		0.30		(0.29)		—
R3	15.52	(0.02)	—	(5.80)	(5.82)	(0.55)	(0.90)	—	(1.45)	(7.27)	8.25	(41.10)		699	0.95		0.95		0.95		(0.13)		—
R4	15.56	(0.05)	—	(5.75)	(5.79)	(0.60)	(0.90)	—	(1.50)	(7.29)	8.27	(40.92)		2,389	0.64		0.64		0.64		(0.40)		—
R5	15.60	(0.03)	—	(5.76)	(5.79)	(0.60)	(0.90)	—	(1.50)	(7.29)	8.31	(40.78)		1,526	0.34		0.34		0.34		(0.26)		—
For the Year Ended October 31, 2007
A	13.21	0.03	—	2.83	2.86	(0.24)	(0.28)	—	(0.52)	2.34	15.55	22.39		173,379	0.69		0.69		0.69		(0.06)		37
B	13.10	(0.07)	—	2.81	2.74	(0.16)	(0.28)	—	(0.44)	2.30	15.40	21.58		47,743	1.52		1.37		1.37		(0.72)		—
C	13.10	(0.07)	—	2.80	2.73	(0.16)	(0.28)	—	(0.44)	2.29	15.39	21.50		74,047	1.42		1.37		1.37		(0.72)		—
I	13.22	0.19	—	2.71	2.90	(0.25)	(0.28)	—	(0.53)	2.37	15.59	22.75		64	0.39		0.37		0.37		(0.15)		—
R3(h)	13.24	(0.05)	—	2.33	2.28	—	—	—	—	2.28	15.52	17.22	(f)	952	0.97	(g)	0.96	(g)	0.96	(g)	(0.91	) (g)	—
R4(i)	13.24	(0.02)	—	2.34	2.32	—	—	—	—	2.32	15.56	17.52	(f)	456	0.71	(g)	0.69	(g)	0.69	(g)	(0.64	) (g)	—
R5(j)	13.24	(0.01)	—	2.37	2.36	—	—	—	—	2.36	15.60	17.82	(f)	77	0.42	(g)	0.38	(g)	0.38	(g)	(0.33	) (g)	—
For the Year Ended October 31, 2006
A	11.46	0.02	—	1.83	1.85	(0.09)	(0.01)	—	(0.10)	1.75	13.21	16.18		116,198	0.79		0.72		0.72		(0.34)		14
B	11.37	(0.12)	—	1.88	1.76	(0.02)	(0.01)	—	(0.03)	1.73	13.10	15.43		33,295	1.62		1.37		1.37		(0.93)		—
C	11.37	(0.12)	—	1.88	1.76	(0.02)	(0.01)	—	(0.03)	1.73	13.10	15.43		51,936	1.51		1.37		1.37		(0.92)		—
I(k)	12.59	(0.01)	—	0.64	0.63	—	—	—	—	0.63	13.22	5.00	(f)	11	0.71	(g)	0.48	(g)	0.48	(g)	(0.45	) (g)	—
For the Year Ended October 31, 2005
A	10.38	(0.02)	—	1.12	1.10	(0.02)	—	—	(0.02)	1.08	11.46	10.60		58,087	0.85		0.68		0.68		(0.43)		9
B	10.35	(0.08)	—	1.10	1.02	—	—	—	—	1.02	11.37	9.88		20,155	1.64		1.33		1.33		(1.08)		—
C	10.35	(0.07)	—	1.09	1.02	—	—	—	—	1.02	11.37	9.88		32,718	1.53		1.34		1.34		(1.08)		—
From (commencement of operations) May 28, 2004, through October 31, 2004
A(l)	10.00	(0.01)	—	0.39	0.38	—	—	—	—	0.38	10.38	3.80	(f)	12,415	0.86	(g)	0.67	(g)	0.67	(g)	(0.58	) (g)	3
B(m)	10.00	(0.02)	—	0.37	0.35	—	—	—	—	0.35	10.35	3.50	(f)	4,532	1.69	(g)	1.32	(g)	1.32	(g)	(1.23	) (g)	—
C(n)	10.00	(0.02)	—	0.37	0.35	—	—	—	—	0.35	10.35	3.50	(f)	5,424	1.59	(g)	1.32	(g)	1.32	(g)	(1.23	) (g)	—

(a)	Information presented relates to a share outstanding throughout the indicated period.

(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Expense ratios do not include expenses of the Underlying Funds.

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	Per share amounts have been calculated using average shares outstanding method.

(f)	Not annualized.

(g)	Annualized.

(h)	Commenced operations on December 22, 2006.

(i)	Commenced operations on December 22, 2006.

(j)	Commenced operations on December 22, 2006.

(k)	Commenced operations on August 31, 2006.

(l)	Commenced operations on May 28, 2004.

(m)	Commenced operations on May 28, 2004.

(n)	Commenced operations on May 28, 2004.

17

The Hartford Equity Growth Allocation Fund
Directors and Officers (Unaudited)
The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.
Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and three of the Fund’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which collectively consist of 100 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.
The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.
Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its officers or directors who are employed by The Hartford.
Non-Interested Directors
Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.
Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.
Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies.
Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee is Chairman and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions. Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm, from August 2004 to August 2005. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995–2003).
William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

18

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.
Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998–2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.
Interested Directors and Officers
Thomas M. Marra* (1958) Director since 2002
Mr. Marra has served as President and Chief Operating Officer of The Hartford Financial Services Group, Inc. (“The Hartford”) since 2007. Mr. Marra currently serves as Director of Hartford Life, Inc. (“HL, Inc.”). Mr. Marra served as Chief Operating Officer of Hartford Life Insurance Company, Inc. (“Hartford Life”) (2000–2008), as President of Hartford Life (2002–2008) and as Director of Hartford Life’s Investment Products Division from 1998 to 2000.

*      On February 24, 2009, The Hartford and Mr. Marra determined to enter into a mutually agreed separation whereby Mr. Marra will retire, and his role as an executive officer and employee of The Hartford will terminate, effective July 3, 2009. Mr. Marra will resign his position as a Director of the Fund effective June 25, 2009.
Lowndes A. Smith (1939) Director since 2002, Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.
John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as Chief Executive Officer, President and Director of HL, Inc. Mr. Walters previously served as President of the U.S. Wealth Management Division of Hartford Life, Inc., as Co-Chief Operating Officer of Hartford Life Insurance Company (2007–2008) and as Executive Vice President and Director of its Investment Products Division (2000–2008). Mr. Walters also serves as Chairman of the Board, Chief Executive Officer, President and Director of Hartford Life Insurance Company and as Executive Vice President of The Hartford. In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”).

*      Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 – 2009).
Other Officers
Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 – 2009))
Mr. Arena serves as Executive Vice President of Hartford Life Insurance Company, (“Hartford Life”). Additionally, Mr. Arena is Director and Senior Vice President of Hartford Administrative Services Company, (“HASCO”), Manager, Chief Executive Officer and President of Hartford Investment Financial Services, LLC (“HIFSCO”) and HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division. Mr. Arena joined American Skandia in 1996.
Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.
Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006 and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury, (the “Treasury”), from 2001 to 2006 where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network, (“FinCEN”) from 2005 – 2006.

19

The Hartford Equity Growth Allocation Fund
Directors and Officers (Unaudited) — (continued)
Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life Insurance Company. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.
Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant General Counsel and Assistant Vice President of The Hartford and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, Assistant Vice President of Hartford Life, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.
Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life and as Director of its Investment Advisory Group in the Individual Markets Group segment. He also serves as Senior Vice President of HIFSCO and HL Advisors. Prior to joining The Hartford in 2004, Mr. Meyer was with MassMutual which he joined in 1987.
D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life where he serves as Director of mutual fund product management for The Hartford’s mutual funds and 529 college savings businesses. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.
Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 – 2007.
HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2008 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

20

The Hartford Equity Growth Allocation Fund
Expense Example (Unaudited)
Your Fund’s Expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2008 through April 30, 2009.
Actual Expenses
The first column of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	October 31, 2008	Beginning	Ending Account	October 31,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2008 through	expense	1/2	full
	October 31, 2008	April 30, 2009	April 30, 2009	October 31, 2008	April 30, 2009	April 30, 2009	ratio	year	year
Class A	$1,000.00	$946.26	$3.28	$1,000.00	$1,021.42	$3.40	0.68%	181	365
Class B	$1,000.00	$943.76	$6.12	$1,000.00	$1,018.49	$6.35	1.27	181	365
Class C	$1,000.00	$942.65	$7.03	$1,000.00	$1,017.55	$7.30	1.46	181	365
Class I	$1,000.00	$948.66	$1.30	$1,000.00	$1,023.45	$1.35	0.27	181	365
Class R3	$1,000.00	$945.36	$4.63	$1,000.00	$1,020.03	$4.80	0.96	181	365
Class R4	$1,000.00	$945.96	$3.18	$1,000.00	$1,021.52	$3.30	0.66	181	365
Class R5	$1,000.00	$948.31	$1.73	$1,000.00	$1,023.00	$1.80	0.36	181	365

21

The Hartford Equity Income Fund

The Hartford Equity Income Fund
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 8/28/03 — 4/30/09
Growth of a $10,000 investment in Class A which includes Sales Charge
Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Investment objective — Seeks a high level of current income consistent with growth of capital.
Average Annual Total Returns(2,3,4) (as of 4/30/09)

	Inception	1	5	Since
	Date	Year	Year	Inception

Equity Income A#	8/28/03	-31.66%	-0.27%	1.51%
Equity Income A##	8/28/03	-35.42%	-1.40%	0.50%
Equity Income B#	8/28/03	-32.10%	-1.08%	0.70%
Equity Income B##	8/28/03	-35.42%	-1.42%	0.54%
Equity Income C#	8/28/03	-32.15%	-0.97%	0.80%
Equity Income C##	8/28/03	-32.81%	-0.97%	0.80%
Equity Income I#	8/28/03	-31.44%	-0.12%	1.65%
Equity Income R3#	8/28/03	-31.79%	-0.12%	1.69%
Equity Income R4#	8/28/03	-31.66%	NA	1.80%
Equity Income R5#	8/28/03	-31.44%	0.15%	1.94%
Equity Income Y#	8/28/03	-31.31%	0.22%	2.00%

#	Without sales charge

##	With sales charge

NA Not Applicable

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(4)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2009, which excludes investment transactions as of this date.

Portfolio Managers
Karen H. Grimes, CFA	Ian R. Link, CFA	W. Michael Reckmeyer, III, CFA
Senior Vice President	Vice President	Senior Vice President
How did the Fund perform?
The Class A shares of The Hartford Equity Income Fund returned -11.81%, before sales charge, for the six-month period ended April 30, 2009, outperforming its benchmark, the Russell 1000 Value Index, which returned -13.27% for the same period. The Fund underperformed the -8.79% return of the average fund in the Lipper Equity Income Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Broad U.S. equity markets fell during the period, but this overall decline masks two significantly different market environments. From the beginning of November through early March stocks fell sharply, reflecting deepening economic worries and concerns over the U.S. government’s increasing involvement in the economy. From early March through the end of April stocks rallied as investors came to believe that a Depression-like scenario was less likely. Sector returns within the Russell 1000 Value diverged widely in this environment, with weakness in Financials (-29%), Industrials (-20%), and Energy (-10%) overshadowing relative strength in Information Technology (+10%), Consumer Discretionary (+4%), and Telecommunication Services (+3%).
The Fund outperformed its benchmark due to both stock selection and allocation among sectors, a fall-out of the bottom-up (i.e. stock by stock fundamental research) stock selection process.

2

Selection was particularly favorable within Industrials, Energy, and Utilities. In addition, an underweight (i.e. the Fund’s sector position was less than the benchmark position) position in Financials and an overweight (i.e. the Fund’s sector position was greater than the benchmark position) position in Information Technology helped relative (i.e. performance of the Fund as measured against the benchmark) performance.
Among the top contributors to benchmark-relative returns were Citigroup (Financials), FPL Group (Utilities), and Nordstrom (Consumer Discretionary). We did not own the downward-trending shares of Citigroup during the period, which benefited relative results as the company is a significant benchmark holding. Shares of Florida-based electricity provider FPL Group gained on strong quarterly results and reaffirmation of 2009 guidance. Nordstrom, an upscale retailer, saw its shares rise on hopes that the economic downturn may be less steep than previously expected. Top absolute (i.e. total return) contributors for the period included banking firm Goldman Sachs (Financials) and home improvement company Home Depot (Consumer Discretionary).
PNC Financial (Financials), U.S. Bancorp (Financials), and International Paper (Materials) detracted most from relative returns. Shares of financial services firm PNC Financial fell on concerns regarding the value of assets held at recently-acquired National City. A mixed earnings report and fears of a dividend cut pushed shares of banking and financial services company U.S. Bancorp lower. The rapid economic decline weighed on prices of white paper and boxes, dragging down results for global paper and packaging company International Paper. Stocks that detracted most from absolute returns included banking firms Bank of America (Financials) and Wells Fargo (Financials).
What is the outlook?
It is increasingly clear that the U.S. is in a deep recession, the recent stock market rally notwithstanding. Unemployment continues to rise, the housing market is retreating, and the consumer spending is contracting. The government is reshaping the financial playing field through actions ranging from stimulus packages to massive loans to impaired private sector companies, all taken with an eye towards thawing frozen credit markets and expanding purchasing power. These moves will help mitigate some of the negative economic pressures, and while the outlook remains uncertain, markets have begun to anticipate a recovery.
Throughout this period we have maintained our focus on investing in companies with solid balance sheets, above-market growth rates, sustainable dividend yields, and valuations at a discount to the market. Based on bottom-up stock decisions, we ended the period most overweight the Industrials, Information Technology, and Consumer Staples sectors; our largest underweights were in Health Care, Financials, and Telecommunications Services.
Diversification by Industry
as of April 30, 2009

Percentage of
Industry	Net Assets
Banks	5.9%
Capital Goods	8.4
Commercial & Professional Services	3.0
Consumer Durables & Apparel	2.1
Diversified Financials	6.6
Energy	15.7
Food & Staples Retailing	0.9
Food, Beverage & Tobacco	8.4
Household & Personal Products	1.8
Insurance	6.4
Materials	2.9
Pharmaceuticals, Biotechnology & Life Sciences	9.8
Real Estate	0.5
Retailing	6.7
Semiconductors & Semiconductor Equipment	2.6
Software & Services	3.1
Telecommunication Services	5.0
Transportation	0.8
Utilities	7.8
Short-Term Investments	1.0
Other Assets and Liabilities	0.6

Total	100.0%

3

The Hartford Equity Income Fund
Schedule of Investments
April 30, 2009 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCK — 98.4%
	Banks — 5.9%
184	Bank of Nova Scotia	$5,225
285	PNC Financial Services Group, Inc.	11,304
164	Toronto-Dominion Bank ADR	6,461
786	Wells Fargo & Co.	15,734

		38,724

	Capital Goods — 8.4%
182	3M Co.	10,478
71	Caterpillar, Inc.	2,512
110	Deere & Co.	4,551
153	Eaton Corp.	6,706
832	General Electric Co.	10,526
267	Illinois Tool Works, Inc.	8,754
242	PACCAR, Inc.	8,562
47	Schneider Electric S.A.	3,588

		55,677

	Commercial & Professional Services — 3.0%
387	Republic Services, Inc.	8,135
432	Waste Management, Inc.	11,519

		19,654

	Consumer Durables & Apparel — 2.1%
73	Fortune Brands, Inc.	2,882
196	Stanley Works	7,442
53	V.F. Corp.	3,129

		13,453

	Diversified Financials — 6.6%
250	Bank of New York Mellon Corp.	6,379
103	Goldman Sachs Group, Inc.	13,287
708	JP Morgan Chase & Co.	23,367

		43,033

	Energy — 15.7%
227	BP plc ADR	9,634
429	Chevron Corp.	28,384
144	ConocoPhillips Holding Co.	5,898
383	Exxon Mobil Corp.	25,529
418	Marathon Oil Corp.	12,421
118	Occidental Petroleum Corp.	6,625
85	Royal Dutch Shell plc ADR	3,850
212	Total S.A. ADR	10,556

		102,897

	Food & Staples Retailing — 0.9%
260	Sysco Corp.	6,073

	Food, Beverage & Tobacco — 8.4%
578	Altria Group, Inc.	9,434
250	ConAgra Foods, Inc.	4,420
87	Diageo plc ADR	4,182
59	Lorillard, Inc.	3,725
351	Nestle S.A. ADR	11,375
159	PepsiCo, Inc.	7,902
244	Philip Morris International, Inc.	8,825
259	Unilever N.V. NY Shares ADR	5,120

		54,983

	Household & Personal Products — 1.8%
245	Kimberly-Clark Corp.	12,060

	Insurance — 6.4%
324	ACE Ltd.	14,985
126	Aflac, Inc.	3,634
241	Allstate Corp.	5,625
272	Chubb Corp.	10,581
419	Unum Group	6,847

		41,672

	Materials — 2.9%
103	Air Products and Chemicals, Inc.	6,768
275	E.I. DuPont de Nemours & Co.	7,686
105	PPG Industries, Inc.	4,609

		19,063

	Pharmaceuticals, Biotechnology & Life Sciences — 9.8%
53	Eli Lilly & Co.	1,728
152	GlaxoSmithKline plc ADR	4,682
349	Johnson & Johnson	18,247
687	Merck & Co., Inc.	16,660
1,231	Pfizer, Inc.	16,449
145	Wyeth	6,151

		63,917

	Real Estate — 0.5%
80	Regency Centers Corp.	2,985

	Retailing — 6.7%
392	Genuine Parts Co.	13,302
714	Home Depot, Inc.	18,803
125	Nordstrom, Inc.	2,838
171	Sherwin-Williams Co.	9,668

		44,611

	Semiconductors & Semiconductor Equipment — 2.6%
647	Intel Corp.	10,206
372	Texas Instruments, Inc.	6,715

		16,921

	Software & Services — 3.1%
1,012	Microsoft Corp.	20,503

	Telecommunication Services — 5.0%
833	AT&T, Inc.	21,354
378	Verizon Communications, Inc.	11,461

		32,815

	Transportation — 0.8%
141	Norfolk Southern Corp.	5,042

	Utilities — 7.8%
240	American Electric Power Co., Inc.	6,331
337	Dominion Resources, Inc.	10,149
93	Entergy Corp.	6,011
132	Exelon Corp.	6,080
365	FPL Group, Inc.	19,646
97	SCANA Corp.	2,944

		51,161

	Total common stock (cost $789,105)	$645,244

	Total long-term investments (cost $789,105)	$645,244

The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS — 1.0%
	Repurchase Agreements — 1.0%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $1,583, collateralized by GNMA 4.50% — 6.50%, 2038 — 2039, value of $1,615)
$1,583	0.18%, 04/30/2009		$1,583

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $1,895, collateralized by FHLMC 4.50% — 6.50%, 2035 — 2039, FNMA 4.50% — 6.50%, 2034 - 2047, value of $1,933)

1,895	0.17%, 04/30/2009		1,895

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $2,647, collateralized by FHLMC 4.00% — 7.00%, 2021 — 2039, FNMA 6.00% — 7.00%, 2034 - 2038, GNMA 4.50% — 7.00%, 2024 — 2039, value of $2,700)

2,647	0.17%, 04/30/2009		2,647
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $9, collateralized by U.S. Treasury Bond 7.50%, 2024, value of $9)
9	0.14%, 04/30/2009		9

UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $571, collateralized by FHLMC 8.00% — 15.00%, 2009 — 2021, FNMA 3.50% — 15.50%, 2012 — 2039, value of $582)

571	0.16%, 04/30/2009		571

			6,705

	Total short-term investments (cost $6,705)		$6,705

	Total investments (cost $795,810) ▲	99.4%	$651,949
	Other assets and liabilities	0.6%	3,687

	Total net assets	100.0%	$655,636

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 9.86% of total net assets at April 30, 2009.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

▲	At April 30, 2009, the cost of securities for federal income tax purposes was $801,967 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$20,065
Unrealized Depreciation	(170,083)

Net Unrealized Depreciation	$(150,018)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.
FAS 157 Disclosure of Investment Valuation Hierarchy Levels

Assets:
Investment in securities — Level 1	$641,656
Investment in securities — Level 2	10,293

Total	$651,949

5

The Hartford Equity Income Fund
Statement of Assets and Liabilities
April 30, 2009 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at fair value (cost $795,810)	$651,949
Cash	39
Receivables:
Investment securities sold	5,159
Fund shares sold	2,219
Dividends and interest	1,248
Other assets	117

Total assets	660,731

Liabilities:
Payables:
Investment securities purchased	3,794
Fund shares redeemed	951
Investment management fees	79
Distribution fees	33
Accrued expenses	238

Total liabilities	5,095

Net assets	$655,636

Summary of Net Assets:
Capital stock and paid-in-capital	905,830
Accumulated undistributed net investment income	1,050
Accumulated net realized loss on investments and foreign currency transactions	(107,383)
Unrealized depreciation of investments	(143,861)

Net assets	$655,636

Shares authorized	500,000

Par value	$0.001

Class A: Net asset value per share/Maximum offering price per share	$8.98/$9.50

Shares outstanding	59,261

Net assets	$532,435

Class B: Net asset value per share	$8.97

Shares outstanding	3,259

Net assets	$29,231

Class C: Net asset value per share	$8.97

Shares outstanding	4,531

Net assets	$40,665

Class I: Net asset value per share	$8.96

Shares outstanding	178

Net assets	$1,597

Class R3: Net asset value per share	$9.02

Shares outstanding	21

Net assets	$192

Class R4: Net asset value per share	$9.01

Shares outstanding	13

Net assets	$117

Class R5: Net asset value per share	$9.02

Shares outstanding	1

Net assets	$7

Class Y: Net asset value per share	$9.03

Shares outstanding	5,691

Net assets	$51,392

The accompanying notes are an integral part of these financial statements.

6

The Hartford Equity Income Fund
Statement of Operations
For the Six Month Period Ended April 30, 2009 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$13,972
Interest	18
Securities lending	1
Less: Foreign tax withheld	(70)

Total investment income	13,921

Expenses:
Investment management fees	2,329
Transfer agent fees	647
Distribution fees
Class A	634
Class B	141
Class C	198
Class R3	—
Class R4	—
Custodian fees	5
Accounting services	44
Registration and filing fees	67
Board of Directors’ fees	7
Audit fees	11
Other expenses	150

Total expenses (before waivers and fees paid indirectly)	4,233
Expense waivers	(141)
Transfer agent fee waivers	(14)
Commission recapture	(16)
Custodian fee offset	—

Total waivers and fees paid indirectly	(171)

Total expenses, net	4,062

Net investment income	9,859

Net Realized Loss on Investments and Foreign Currency Transactions:
Net realized loss on investments in securities	(93,575)
Net realized loss on foreign currency transactions	(22)

Net Realized Loss on Investments and Foreign Currency Transactions	(93,597)

Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(2,691)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	11

Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions	(2,680)

Net Loss on Investments and Foreign Currency Transactions	(96,277)

Net Decrease in Net Assets Resulting from Operations	$(86,418)

The accompanying notes are an integral part of these financial statements.

7

The Hartford Equity Income Fund
Statement of Changes in Net Assets
(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2009	Year Ended
	(Unaudited)	October 31, 2008
Operations:
Net investment income	$9,859	$22,434
Net realized loss on investments and foreign currency transactions	(93,597)	(13,793)
Net unrealized depreciation of investments and foreign currency transactions	(2,680)	(301,519)

Net decrease in net assets resulting from operations	(86,418)	(292,878)

Distributions to Shareholders:
From net investment income
Class A	(8,520)	(17,009)
Class B	(364)	(667)
Class C	(521)	(972)
Class I	(25)	(26)
Class R3	(1)	(2)
Class R4	—	—
Class R5	—	—
Class Y	(989)	(3,366)
From net realized gain on investments
Class A	—	(19,859)
Class B	—	(1,368)
Class C	—	(1,893)
Class I	—	(24)
Class R3	—	(3)
Class Y	—	(3,379)

Total distributions	(10,420)	(48,568)

Capital Share Transactions:
Class A	46,098	62,259
Class B	1,532	(4,224)
Class C	3,482	(7,425)
Class I	409	910
Class R3	123	19
Class R4	111	—
Class R5	—	—
Class Y	(2,375)	(22,304)

Net increase from capital share transactions	49,380	29,235

Net decrease in net assets	(47,458)	(312,211)
Net Assets:
Beginning of period	703,094	1,015,305

End of period	$655,636	$703,094

Accumulated undistributed net investment income	$1,050	$1,611

The accompanying notes are an integral part of these financial statements.

8

The Hartford Equity Income Fund
Notes to Financial Statements
April 30, 2009 (Unaudited)
(000’s Omitted)
1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-two portfolios. Financial statements for The Hartford Equity Income Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares are sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors through advisory fee-based wrap programs. Classes R3, R4, R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and except that Class B shares automatically convert to Class A shares after 8 years.

Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments will be allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). After the Close Date, existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).
a)	Security Transactions and Investment Income — Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)	Security Valuation — The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary markets, but before the close of the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are

9

The Hartford Equity Income Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, ADR’s, exchange traded funds (“ETF’s”)) after the close of the foreign markets but before the close of the Exchange. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

A forward currency contract shall be valued based on the price of the underlying currency at the prevailing interpolated exchange rate, which is a combination of the spot currency rate and the forward currency rate. Spot currency rates and forward currency rates are obtained from an independent pricing service on a daily basis not more than one hour before the Valuation Time.

c)	Foreign Currency Transactions — The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates on portfolio securities from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)	Securities Lending — The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are fully collateralized at all times with cash and/or U.S. Government Securities and/or repurchase agreements. The cash collateral is then invested in short-term money market instruments. The repurchase agreements are fully collateralized by U.S. Government Securities. The adequacy of the collateral for securities on loan is monitored on a daily basis. For instances where the market value of collateral falls below the market value of the securities out on loan, such collateral is supplemented on the following business day.

While securities are on loan, the Fund is subject to the following risks: 1) that the borrower may default on the loan and that the collateral could be inadequate in the event the borrower defaults, 2) that the earnings on the collateral invested may not be sufficient to pay fees incurred in connection with the loan, 3) that the principal value of the collateral

10

invested may decline and may not be sufficient to pay back the borrower for the amount of the collateral posted, 4) that the borrower may use the loaned securities to cover a short sale which may place downward pressure on the market prices of the loaned securities, 5) that return of loaned securities could be delayed and could interfere with portfolio management decisions and 6) that any efforts to recall the securities for purposes of voting a proxy may not be effective. The Fund had no securities out on loan as of April 30, 2009.

e)	Joint Trading Account — Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Wellington Management Company, LLP (“Wellington”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

f)	Repurchase Agreements — A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2009.

g)	Forward Foreign Currency Contracts — The Fund may enter into forward foreign currency contracts that obligate the Fund to repurchase/replace or sell currencies at specified future dates. Forward foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

Forward foreign currency contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar.

h)	Fund Share Valuation and Dividend Distributions to Shareholders — Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income are declared and paid quarterly. Dividends are paid on shares beginning on the business day after the day when the funds used to purchase the shares are collected by the transfer agent for the Fund. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences include but are not limited to foreign currency gains and losses, losses deferred due to wash sales adjustments, adjustments related to Passive Foreign Investment Companies and certain derivatives, and excise tax regulations. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

i)	Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial

11

The Hartford Equity Income Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

j)	Financial Accounting Standards Board Financial Accounting Standards No. 157 — Effective November 1, 2008, the Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. Fair value is defined under FAS 157 as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Under FAS 157, a fair value measurement should reflect all of the assumptions that market participants would use in pricing the asset or liability, including assumptions about the risk inherent in a particular valuation technique, the effect of a restriction on the sale or use of an asset, and the risk of nonperformance.

Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized, per FAS 157, into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 — Quoted prices in active markets for identical securities. Level 1 includes exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•	Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 includes debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services and foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•	Level 3 — Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes and require significant management judgment or estimation. This category includes broker quoted securities, long dated OTC options and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a good representation of exit price.
Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

FAS 157 also requires that a roll forward reconciliation be shown for all Level 3 securities from the beginning of the reporting period to the end of the reporting period. Part of this reconciliation includes transfers in and/or out of Level 3. For purposes of this reconciliation, transfers in are shown at the end of period fair value and transfers out are shown at the beginning of period fair value. During the six-month period ended April 30, 2009, the Fund held no Level 3 securities.

Refer to the valuation hierarchy levels summary found following the Schedule of Investments.

FASB Staff Position No. 157-4 — In April 2009, FASB released FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP FAS 157-4”). FSP FAS 157-4 provides additional guidance on determining whether a market for a financial asset is not active and a transaction is not distressed when measuring fair value under FAS 157. The FSP also requires additional disclosure detail on debt and equity securities by major investment categories. FSP FAS 157-4 is effective for interim and annual periods ending after June 15, 2009. At this time, management is evaluating the implications of FSP FAS 157-4 and does not believe it will impact valuation but will require additional disclosure. This additional disclosure has not yet been implemented.

12

k)	Financial Accounting Standards Board Financial Accounting Standards No. 161 — In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires companies to disclose information detailing the objectives and strategies for using derivative instruments, the level of derivative activity entered into by the company and any credit risk-related contingent features of the agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and has not yet implemented the new disclosure standard.

l)	Indemnifications: Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
3.	Federal Income Taxes:
a)	Federal Income Taxes — For federal income tax purposes, the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and the Fund intends to distribute substantially all of its income and gains during the calendar year ending December 31, 2009. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2008	October 31, 2007
Ordinary Income	$26,921	$17,199
Long-Term Capital Gains *	21,647	25,507

*	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC code Sec. 852(b)(3)(C).
As of October 31, 2008, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$1,611
Accumulated Capital Losses*	$(7,629)
Unrealized Depreciation†	$(147,338)

Total Accumulated Deficit	$(153,356)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable to the tax deferral of wash sales losses, the mark-to-market adjustment for certain derivatives in accordance with IRC Sec. 1256, the mark to market for Passive Foreign Investment Companies and basis differences in real estate investment trusts.

13

The Hartford Equity Income Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
c)	Reclassification of Capital Accounts — In accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Fund has recorded reclassifications in its capital accounts. These reclassifications had no impact on the NAV of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. As of October 31, 2008, the Fund recorded reclassifications to decrease undistributed net investment income by $70 and increase accumulated net realized gain by $70.

d)	Capital Loss Carryforward — At October 31, 2008 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year	Amount
2016	$7,629

Total	$7,629

e)	Financial Accounting Standards Board Interpretation No. 48 — On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. The Fund adopted FIN 48 for fiscal years beginning after December 15, 2006. Management has evaluated the implications of FIN 48 for all open tax years (tax years ended October 31, 2006 — 2008) and has determined there is no impact to the Fund’s financial statements.
4.	Expenses:
a)	Investment Management Agreements — Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with The Hartford Mutual Funds, Inc. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the six-month period ended April 30, 2009; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.7500%
On next $500 million	0.7000%
On next $4 billion	0.6500%
On next $5 billion	0.6475%
Over $10 billion	0.6450%

14

b)	Accounting Services Agreement — Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting service fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%
c)	Operating Expenses — Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the six-month period ended April 30, 2009, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.25%	2.00%	2.00%	1.00%	1.60%	1.30%	1.00%	0.90%
d)	Fees Paid Indirectly — The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the six-month period ended April 30, 2009, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Annualized
	Six-Month
	Period	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	Ended April	October 31,	October 31,		October 31,	October 31,	October 31,
	30, 2009	2008	2007		2006	2005	2004
Class A Shares	1.25%	1.14%	1.12%		1.00%	0.50%	0.56%
Class B Shares	1.90	2.00	1.96		1.84	1.38	1.36
Class C Shares	2.00	1.87	1.83		1.70	1.22	1.19
Class I Shares	0.96	0.84	0.81		0.80 *
Class R3 Shares	1.59	1.50	1.50	†
Class R4 Shares	1.30	1.13	1.18	‡
Class R5 Shares	0.91	0.84	0.89	§
Class Y Shares	0.83	0.74	0.73		0.57	0.10	0.10

*	From August 31, 2006 (commencement of operations), through October 31, 2006

†	From December 22, 2006 (commencement of operations), through October 31, 2007

‡	From December 22, 2006 (commencement of operations), through October 31, 2007

§	From December 22, 2006 (commencement of operations), through October 31, 2007
e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares — HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2009, HIFSCO received front-end load sales charges of $2,025 and contingent deferred sales charges of $32 from the Fund.

15

The Hartford Equity Income Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
The Fund has adopted Distribution and Service Plans in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Funds provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of only up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2009, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $4. These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions — Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2009, a portion of the Fund’s chief compliance officer’s salary was paid by the Fund in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO was compensated $633 for providing such services. These fees are accrued daily and paid monthly.
5.	Affiliate Holdings:

As of April 30, 2009, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R4	1
Class R5	1
6.	Investment Transactions:

For the six-month period ended April 30, 2009, the Fund’s aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$183,381
Sales Proceeds Excluding U.S. Government Obligations	126,920

16

7.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2009 and the year ended October 31, 2008:

	For the Six-Month Period Ended April 30, 2009					For the Year Ended October 31, 2008
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	13,808	909	(9,908)	—	4,809	11,842	2,683	(10,143)	—	4,382
Amount	$124,905	$8,274	$(87,081)	$—	$46,098	$151,313	$36,274	$(125,328)	$—	$62,259
Class B
Shares	683	38	(569)	—	152	428	142	(931)	—	(361)
Amount	$6,117	$349	$(4,934)	$—	$1,532	$5,527	$1,942	$(11,693)	$—	$(4,224)
Class C
Shares	1,226	50	(951)	—	325	467	188	(1,252)	—	(597)
Amount	$11,252	$457	$(8,227)	$—	$3,482	$5,716	$2,567	$(15,708)	$—	$(7,425)
Class I
Shares	150	3	(115)	—	38	93	3	(16)	—	80
Amount	$1,318	$24	$(933)	$—	$409	$1,039	$48	$(177)	$—	$910
Class R3
Shares	13	—	—	—	13	2	—	—	—	2
Amount	$124	$1	$(2)	$—	$123	$23	$4	$(8)	$—	$19
Class R4
Shares	12	—	—	—	12	—	—	—	—	—
Amount	$111	$—	$—	$—	$111	$—	$—	$—	$—	$—
Class R5
Shares	—	—	—	—	—	—	—	—	—	—
Amount	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Class Y
Shares	209	108	(610)	—	(293)	794	498	(3,863)	—	(2,571)
Amount	$1,806	$989	$(5,170)	$—	$(2,375)	$10,513	$6,745	$(39,562)	$—	$(22,304)
The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued and Class B shares redeemed) for the six-month period ended April 30, 2009 and the year ended October 31, 2008:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2009	24	$207
For the Year Ended October 31, 2008	61	$794
8.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. During the six-month period ended April 30, 2009, the Fund did not have any borrowings under this facility.

9.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

17

The Hartford Equity Income Fund
Financial Highlights — (Unaudited)

	- Selected Per-Share Data - (a)											- Ratios and Supplemental Data -
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
															Net Assets		Net Assets		Net Assets
															Before		After		After
				Net											Waivers		Waivers		Waivers
				Realized											and		and		and		Ratio of
				and Un-			Distrib-			Net					Reimburse-		Reimburse-		Reimburse-		Net
		Net	Pay-	realized		Dividends	utions			Increase	Net			Net	ments and		ments and		ments and		Invest-		Port-
	Net Asset	Invest-	ments	Gain		from Net	from	Distri-		(Decrease)	Asset			Assets at	Including		Including		Excluding		ment		folio
	Value at	ment	from	(Loss) on	Total from	Invest-	Realized	butions	Total	in Net	Value at			End of	Expenses		Expenses		Expenses		Income to		Turn-
	Beginning	Income	(to)	Invest-	Investment	ment	Capital	from	Distri-	Asset	End of	Total		Period	not Subject		not Subject		not Subject		Average		over
Class	of Period	(Loss)	Affiliate	ments	Operations	Income	Gains	Capital	butions	Value	Period	Return(b)		(000’s)	to Cap(c)		to Cap(c)		to Cap(c)		Net Assets		Rate(d)
For the Six-Month Period Ended April 30, 2009 (Unaudited)
A	$10.35	$0.14	$—	$(1.36)	$(1.22)	$(0.15)	$—	$—	$(0.15)	$(1.37)	$8.98	(11.81	)%(e)	$532,435	1.29	%(f)	1.25	%(f)	1.25	%(f)	3.16	%(f)	20%
B	10.33	0.11	—	(1.35)	(1.24)	(0.12)	—	—	(0.12)	(1.36)	8.97	(12.06	) (e)	29,231	2.23	(f)	1.90	(f)	1.90	(f)	2.53	(f)	—
C	10.34	0.11	—	(1.36)	(1.25)	(0.12)	—	—	(0.12)	(1.37)	8.97	(12.14	) (e)	40,665	2.02	(f)	2.00	(f)	2.00	(f)	2.42	(f)	—
I	10.33	0.16	—	(1.37)	(1.21)	(0.16)	—	—	(0.16)	(1.37)	8.96	(11.69	) (e)	1,597	0.96	(f)	0.96	(f)	0.96	(f)	3.46	(f)	—
R3	10.39	0.11	—	(1.35)	(1.24)	(0.13)	—	—	(0.13)	(1.37)	9.02	(11.90	) (e)	192	1.71	(f)	1.60	(f)	1.60	(f)	2.66	(f)	—
R4	10.40	0.13	—	(1.37)	(1.24)	(0.15)	—	—	(0.15)	(1.39)	9.01	(11.91	) (e)	117	1.43	(f)	1.30	(f)	1.30	(f)	3.26	(f)	—
R5	10.40	0.16	—	(1.37)	(1.21)	(0.17)	—	—	(0.17)	(1.38)	9.02	(11.69	) (e)	7	0.91	(f)	0.91	(f)	0.91	(f)	3.51	(f)	—
Y	10.40	0.17	—	(1.37)	(1.20)	(0.17)	—	—	(0.17)	(1.37)	9.03	(11.56	) (e)	51,392	0.83	(f)	0.83	(f)	0.83	(f)	3.61	(f)	—
For the Year Ended October 31, 2008
A	15.16	0.32	—	(4.42)	(4.10)	(0.31)	(0.40)	—	(0.71)	(4.81)	10.35	(28.08)		563,703	1.19		1.14		1.14		2.49		53
B	15.12	0.21	—	(4.41)	(4.20)	(0.19)	(0.40)	—	(0.59)	(4.79)	10.33	(28.67)		32,097	2.06		2.00		2.00		1.63		—
C	15.14	0.23	—	(4.42)	(4.19)	(0.21)	(0.40)	—	(0.61)	(4.80)	10.34	(28.61)		43,493	1.92		1.87		1.87		1.76		—
I	15.12	0.35	—	(4.39)	(4.04)	(0.35)	(0.40)	—	(0.75)	(4.79)	10.33	(27.80)		1,449	0.90		0.85		0.85		2.80		—
R3	15.21	0.27	—	(4.41)	(4.14)	(0.28)	(0.40)	—	(0.68)	(4.82)	10.39	(28.26)		78	1.55		1.50		1.50		2.14		—
R4	15.22	0.32	—	(4.43)	(4.11)	(0.31)	(0.40)	—	(0.71)	(4.82)	10.40	(28.03)		8	1.18		1.13		1.13		2.50		—
R5	15.22	0.36	—	(4.43)	(4.07)	(0.35)	(0.40)	—	(0.75)	(4.82)	10.40	(27.82)		8	0.90		0.85		0.85		2.78		—
Y	15.23	0.39	—	(4.46)	(4.07)	(0.36)	(0.40)	—	(0.76)	(4.83)	10.40	(27.80)		62,258	0.80		0.75		0.75		2.90		—
For the Year Ended October 31, 2007
A	14.00	0.27	—	1.69	1.96	(0.26)	(0.54)	—	(0.80)	1.16	15.16	14.68		758,905	1.22		1.12		1.12		1.93		20
B	13.97	0.16	—	1.67	1.83	(0.14)	(0.54)	—	(0.68)	1.15	15.12	13.69		52,424	2.07		1.97		1.97		1.09		—
C	13.99	0.18	—	1.67	1.85	(0.16)	(0.54)	—	(0.70)	1.15	15.14	13.80		72,690	1.94		1.84		1.84		1.23		—
I	13.99	0.31	—	1.69	2.00	(0.33)	(0.54)	—	(0.87)	1.13	15.12	14.96		907	0.92		0.82		0.82		2.18		—
R3(g)	13.97	0.17	—	1.24	1.41	(0.17)	—	—	(0.17)	1.24	15.21	10.11	(e)	95	1.60	(f)	1.50	(f)	1.50	(f)	1.51	(f)	—
R4(h)	13.97	0.23	—	1.22	1.45	(0.20)	—	—	(0.20)	1.25	15.22	10.44	(e)	11	1.28	(f)	1.18	(f)	1.18	(f)	1.84	(f)	—
R5(i)	13.97	0.27	—	1.21	1.48	(0.23)	—	—	(0.23)	1.25	15.22	10.67	(e)	11	0.99	(f)	0.89	(f)	0.89	(f)	2.13	(f)	—
Y	14.07	0.31	—	1.72	2.03	(0.33)	(0.54)	—	(0.87)	1.16	15.23	15.12		130,262	0.83		0.73		0.73		2.30		—
For the Year Ended October 31, 2006
A	12.09	0.26	—	1.96	2.22	(0.28)	(0.03)	—	(0.31)	1.91	14.00	18.70		529,664	1.30		1.00		1.00		2.02		24
B	12.07	0.16	—	1.94	2.10	(0.17)	(0.03)	—	(0.20)	1.90	13.97	17.67		43,198	2.14		1.84		1.84		1.19		—
C	12.08	0.17	—	1.96	2.13	(0.19)	(0.03)	—	(0.22)	1.91	13.99	17.88		61,572	2.01		1.71		1.71		1.33		—
I(j)	13.52	0.08	—	0.46	0.54	(0.07)	—	—	(0.07)	0.47	13.99	4.05	(e)	106	1.37	(f)	0.80	(f)	0.80	(f)	1.32	(f)	—
Y	12.15	0.30	—	1.98	2.28	(0.33)	(0.03)	—	(0.36)	1.92	14.07	19.18		7,593	0.88		0.58		0.58		2.26		—
For the Year Ended October 31, 2005
A	11.28	0.27	—	0.82	1.09	(0.26)	(0.02)	—	(0.28)	0.81	12.09	9.74		379,604	1.34		0.51		0.51		2.41		23
B	11.26	0.17	—	0.82	0.99	(0.16)	(0.02)	—	(0.18)	0.81	12.07	8.84		33,989	2.18		1.38		1.38		1.53		—
C	11.27	0.20	—	0.81	1.01	(0.18)	(0.02)	—	(0.20)	0.81	12.08	9.00		53,435	2.03		1.23		1.23		1.70		—
Y	11.33	0.32	—	0.83	1.15	(0.31)	(0.02)	—	(0.33)	0.82	12.15	10.22		784	0.91		0.11		0.11		2.79		—
For the Year Ended October 31, 2004
A	10.37	0.21	—	0.90	1.11	(0.20)	—	—	(0.20)	0.91	11.28	10.82		211,826	1.40		0.56		0.56		2.26		22
B	10.36	0.13	—	0.89	1.02	(0.12)	—	—	(0.12)	0.90	11.26	9.93		18,438	2.20		1.37		1.37		1.46		—
C	10.36	0.15	—	0.89	1.04	(0.13)	—	—	(0.13)	0.91	11.27	10.12		44,043	2.02		1.19		1.19		1.64		—
Y	10.39	0.24	—	0.95	1.19	(0.25)	—	—	(0.25)	0.94	11.33	11.53		375	0.91		0.11		0.11		2.73		—

(a)	Information presented relates to a share outstanding throughout the indicated period.

(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	Not annualized.

(f)	Annualized.

(g)	Commenced operations on December 22, 2006.

(h)	Commenced operations on December 22, 2006.

(i)	Commenced operations on December 22, 2006.

(j)	Commenced operations on August 31, 2006.

18

The Hartford Equity Income Fund
Directors and Officers (Unaudited)
The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.
Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and three of the Fund’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which collectively consist of 100 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.
The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.
Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its officers or directors who are employed by The Hartford.
Non-Interested Directors
Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.
Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.
Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies.
Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee is Chairman and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions. Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm, from August 2004 to August 2005. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995—2003).
William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

19

The Hartford Equity Income Fund
Directors and Officers (Unaudited) — (continued)
Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.
Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998—2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.
Interested Directors and Officers
Thomas M. Marra* (1958) Director since 2002
Mr. Marra has served as President and Chief Operating Officer of The Hartford Financial Services Group, Inc. (“The Hartford”) since 2007. Mr. Marra currently serves as Director of Hartford Life, Inc. (“HL, Inc.”). Mr. Marra served as Chief Operating Officer of Hartford Life Insurance Company, Inc. (“Hartford Life”) (2000—2008), as President of Hartford Life (2002—2008) and as Director of Hartford Life’s Investment Products Division from 1998 to 2000.

*	On February 24, 2009, The Hartford and Mr. Marra determined to enter into a mutually agreed separation whereby Mr. Marra will retire, and his role as an executive officer and employee of The Hartford will terminate, effective July 3, 2009. Mr. Marra will resign his position as a Director of the Fund effective June 25, 2009.
Lowndes A. Smith (1939) Director since 2002, Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.
John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as Chief Executive Officer, President and Director of HL, Inc. Mr. Walters previously served as President of the U.S. Wealth Management Division of Hartford Life, Inc., as Co-Chief Operating Officer of Hartford Life Insurance Company (2007—2008) and as Executive Vice President and Director of its Investment Products Division (2000—2008). Mr. Walters also serves as Chairman of the Board, Chief Executive Officer, President and Director of Hartford Life Insurance Company and as Executive Vice President of The Hartford. In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”).

*	Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 — 2009).
Other Officers
Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 — 2009))
Mr. Arena serves as Executive Vice President of Hartford Life Insurance Company, (“Hartford Life”). Additionally, Mr. Arena is Director and Senior Vice President of Hartford Administrative Services Company, (“HASCO”), Manager, Chief Executive Officer and President of Hartford Investment Financial Services, LLC (“HIFSCO”) and HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division. Mr. Arena joined American Skandia in 1996.
Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.
Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006 and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury, (the “Treasury”), from 2001 to 2006 where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network, (“FinCEN”) from 2005 — 2006.

20

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life Insurance Company. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.
Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant General Counsel and Assistant Vice President of The Hartford and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, Assistant Vice President of Hartford Life, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.
Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life and as Director of its Investment Advisory Group in the Individual Markets Group segment. He also serves as Senior Vice President of HIFSCO and HL Advisors. Prior to joining The Hartford in 2004, Mr. Meyer was with MassMutual which he joined in 1987.
D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life where he serves as Director of mutual fund product management for The Hartford’s mutual funds and 529 college savings businesses. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.
Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 — 2007.
HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2008 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

21

The Hartford Equity Income Fund
Expense Example (Unaudited)
Your Fund’s Expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2008 through April 30, 2009.
Actual Expenses
The first column of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	October 31, 2008	Beginning	Ending Account	October 31,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2008 through	expense	1/2	full
	October 31, 2008	April 30, 2009	April 30, 2009	October 31, 2008	April 30, 2009	April 30, 2009	ratio	year	year
Class A	$1,000.00	$881.94	$5.83	$1,000.00	$1,018.59	$6.25	1.25%	181	365
Class B	$1,000.00	$879.40	$8.85	$1,000.00	$1,015.37	$9.49	1.90	181	365
Class C	$1,000.00	$878.61	$9.31	$1,000.00	$1,014.87	$9.99	2.00	181	365
Class I	$1,000.00	$883.14	$4.48	$1,000.00	$1,020.03	$4.80	0.96	181	365
Class R3	$1,000.00	$880.99	$7.46	$1,000.00	$1,016.86	$8.00	1.60	181	365
Class R4	$1,000.00	$880.87	$6.06	$1,000.00	$1,018.34	$6.50	1.30	181	365
Class R5	$1,000.00	$883.09	$4.24	$1,000.00	$1,020.28	$4.55	0.91	181	365
Class Y	$1,000.00	$884.36	$3.87	$1,000.00	$1,020.67	$4.15	0.83	181	365

22

The Hartford Floating Rate Fund

The Hartford Floating Rate Fund
(subadvised by Hartford Investment Management Company)
Performance Overview(1) 4/29/05 – 4/30/09
Growth of a $10,000 investment in Class A which includes Sales Charge
Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the U.S.dollar-denominated leveraged loan market.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Investment objective — Seeks a high level of current income.
Average Annual Total Returns(2,3,4) (as of 4/30/09)

	Inception	1	Since
	Date	Year	Inception

Floating Rate A#	4/29/05	-15.03%	-1.85%
Floating Rate A##	4/29/05	-17.58%	-2.60%
Floating Rate B#	4/29/05	-15.80%	-2.63%
Floating Rate B##	4/29/05	-19.80%	-3.02%
Floating Rate C#	4/29/05	-15.80%	-2.60%
Floating Rate C##	4/29/05	-16.60%	-2.60%
Floating Rate I#	4/29/05	-14.92%	-1.67%
Floating Rate R3#	4/29/05	-15.35%	-1.89%
Floating Rate R4#	4/29/05	-15.15%	-1.78%
Floating Rate R5#	4/29/05	-15.20%	-1.66%
Floating Rate Y#	4/29/05	-14.89%	-1.60%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(4)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2009, which excludes investment transactions as of this date.

Portfolio Managers
Michael Bacevich	Frank Ossino
Managing Director	Senior Vice President
How did the Fund perform?
The Class A shares of The Hartford Floating Rate Fund returned 5.58%, before sales charge, for the six-month period ended April 30, 2009, versus its benchmark, the Credit Suisse Leveraged Loan Index, which returned 2.58%, and the 5.56% average return of the Lipper Loan Participation Funds category, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
There are a number of factors that contributed to the Fund outperforming its benchmark over the period. Going into the end of 2008 we deliberately increased our cash position to 15% of the Fund. Early in 2009 we began reducing this cash position, and it currently stands at 7% as of April 2009. This reduction in cash, coupled with new inflows, was used to increase exposure to what we consider “core” credits (i.e. those credits that are typically liquid, large and seasoned issuers) and defensive sectors.
We also purchased quality high yield bonds at attractive yields, and new issue investment grade bonds to take advantage of record wide new issue spreads (i.e. short and long term interest rates farther apart) in that sector. These investment grade purchases not only enhanced current yield, but also improved the overall credit quality of the Fund.
As conditions in the bank loan market improved, allowing for greater liquidity, we continued to de-risk the portfolio, selling high risk credits and sectors that were previously much less liquid. High risk sectors included: autos, diversified media, retail, and housing. We also took this opportunity to reduce exposure to

2

second lien and unsecured loans as well as loans structured without any financial covenants.
What is the outlook?
The high yield bond and loan markets started the new year with a rally driven by retail inflows in both asset classes. While GDP (Gross Domestic Product) will likely be weak to negative for a couple of quarters, we feel that the credit markets should continue to thaw post massive government intervention. We are also seeing early signs of improvement in the economy. The lack of any supply overhang in the loan market and very limited “forced selling” should only support positive loan market technicals in the near term.
We will be watching the impact that new issuance in the loan market will have on prices as well as the continued increase in defaults.
Distribution by Credit Quality
as of April 30, 2009

Percentage of
Long-Term
Rating	Holdings
BBB	8.2%
BB	39.1
B	44.7
CCC	4.1
D	0.1
Not Rated	3.8

Total	100.0%

Diversification by Industry
as of April 30, 2009

Percentage of
Industry	Net Assets
Basic Materials	11.9%
Capital Goods	1.8
Consumer Cyclical	7.4
Consumer Staples	5.8
Energy	3.8
Finance	5.9
Health Care	12.5
Services	19.1
Technology	14.8
Transportation	2.9
Utilities	6.3
Short-Term Investments	11.2
Other Assets and Liabilities	(3.4)

Total	100.0%

3

The Hartford Floating Rate Fund
Schedule of Investments
April 30, 2009 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 0.6%
	Finance - 0.6%
	Bayview Financial Acquisition Trust
$2,600	2.59%, 05/28/2037 ⌂†Δ	$65
	Citibank Credit Card Issuance Trust
3,000	0.70%, 01/09/2012 Δ	2,766
	Goldman Sachs Mortgage Securities Corp.
16,890	1.99%, 02/01/2009 ⌂Δ	8,445
	Helios Finance L.P.
5,000	2.80%, 10/20/2014 ⌂Δ	587
	Structured Asset Securities Corp.
4,453	2.94%, 02/25/2037 ⌂Δ	82
	Wells Fargo Home Equity Trust
4,363	2.69%, 03/25/2037 ⌂Δ	51

		11,996

	Total asset & commercial mortgage backed securities (cost $35,879)	$11,996

CORPORATE BONDS: INVESTMENT GRADE - 3.9%
	Basic Materials - 1.1%
	Anglo American Capital plc
$9,970	9.38%, 04/08/2014 ▪‡	$10,346
	Rio Tinto Finance USA, Ltd.
11,660	8.95%, 05/01/2014 ‡	12,069

		22,415

	Consumer Staples - 0.8%
	Anheuser-Busch InBev N.V.
5,000	7.20%, 01/15/2014 ▪‡	5,213
10,000	7.75%, 01/15/2019 ▪‡	10,470

		15,683

	Energy - 0.2%
	Valero Energy Corp.
3,688	9.38%, 03/15/2019 ‡	4,119

	Finance - 0.0%
	Unicredito Italiano Capital Trust
2,000	9.20%, 10/05/2010 ▪‡♠	940

	Services - 0.5%
	Allied Waste North America, Inc.
10,000	7.88%, 04/15/2013 ‡	10,150
	Technology - 1.3%
	Qwest Corp.
9,945	8.88%, 03/15/2012 ‡	10,094

	Time Warner Cable, Inc.
15,000	7.50%, 04/01/2014 ‡	16,113

		26,207

	Total corporate bonds: investment grade (cost $77,725)	$79,514

CORPORATE BONDS: NON-INVESTMENT GRADE - 7.0%
	Basic Materials - 0.3%
	Georgia-Pacific Corp.
$2,000	8.13%, 05/15/2011	2,005
	Georgia-Pacific LLC
3,875	9.50%, 12/01/2011	3,943

		5,948

	Consumer Cyclical - 0.6%
	Albertson’s, Inc.
4,405	7.50%, 02/15/2011	4,394
	Dollarama Group L.P.
7,190	8.88%, 08/15/2012 ‡	6,831
	Supervalu, Inc.
1,860	8.00%, 05/01/2016	1,804

		13,029

	Consumer Staples - 0.3%
	Appleton Papers, Inc.
2,000	8.13%, 06/15/2011	1,200
	Dean Foods Co.
4,000	7.00%, 06/01/2016	3,900

		5,100

	Energy - 0.6%
	Ferrellgas L.P./Finance
1,500	6.75%, 05/01/2014	1,354
	Ferrellgas Partners L.P.
2,470	6.75%, 05/01/2014 ▪	2,229
2,575	8.75%, 06/15/2012	2,356
	Inergy L.P.
1,179	8.25%, 03/01/2016	1,170
4,835	8.75%, 03/01/2015 ▪	4,859

		11,968

	Finance - 0.4%
	LPL Holdings, Inc.
4,685	10.75%, 12/15/2015 ▪‡	4,076
	Rent-A-Center, Inc.
4,145	7.50%, 05/01/2010 ‡	4,155

		8,231

	Health Care - 0.9%
	HCA, Inc.
5,000	6.30%, 10/01/2012	4,425
3,000	7.88%, 02/01/2011	2,940
	Invacare Corp.
5,820	9.75%, 02/15/2015 ‡	5,864
	Warner Chilcott Corp.
4,510	8.75%, 02/01/2015	4,431

		17,660

	Services - 0.9%
	Affinion Group, Inc.
5,305	11.50%, 10/15/2015	3,820
	DirecTV Holdings LLC
7,000	8.38%, 03/15/2013 ‡	7,105
	Mandalay Resort Group
3,025	6.50%, 07/31/2009	2,813
	Videotron Ltee
4,500	6.88%, 01/15/2014	4,371

		18,109

	Technology - 2.8%
	CSC Holdings, Inc.
17,265	8.50%, 04/15/2014 ▪‡	17,610
	DaVita, Inc.
5,000	6.63%, 03/15/2013	4,912
	Frontier Communications Corp.
5,000	6.25%, 01/15/2013	4,750
4,000	8.25%, 05/01/2014	3,930
	Intelsat Subsidiary Holding Co.
1,000	8.50%, 01/15/2013 ▪	990
5,000	8.88%, 01/15/2015 ▪	4,925
The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS: NON-INVESTMENT GRADE - 7.0% — (continued)
	Technology - 2.8% — (continued)
	Level 3 Financing, Inc.
$2,000	5.48%, 02/15/2015 Δ	$1,220
	Mediacom LLC
4,000	9.50%, 01/15/2013	3,920
	MetroPCS Wireless, Inc.
7,300	9.25%, 11/01/2014 ▪	7,273
	Windstream Corp.
7,500	8.13%, 08/01/2013	7,462

		56,992

	Utilities - 0.2%
	Reliant Energy, Inc.
4,500	6.75%, 12/15/2014	4,343

	Total corporate bonds: non-investment grade (cost $139,928)	$141,380

SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE ♦ — 80.7%
	Basic Materials - 10.5%
	Arizona Chemical Co.
$6,488	2.43%, 02/27/2013 ±	$5,158
7,250	5.93%, 02/27/2014 ±⌂	3,897
	Boise Paper Holdings LLC
4,000	9.25%, 02/20/2015 ±⌂	1,730
	Brenntag Group
589	2.50%, 01/12/2014 ±	471
2,411	3.18%, 12/23/2013 ±	1,929
10,000	5.50%, 12/22/2012 ±	5,700
	Calumet Lubricants Co., L.P.
805	1.28%, 12/29/2014 ±	515
6,020	5.24%, 01/03/2015 ±	3,853
	Cenveo, Inc.
13,354	5.73%, 06/21/2013 ±	11,773
	Coffeyville Resources
2,439	3.15%, 12/21/2010 ±	2,014
7,837	8.75%, 12/21/2013 ±	6,470
	Cognis GMBH
11,000	3.32%, 05/04/2014 ±	7,744
	Columbian Chemicals Co.
9,854	4.47%, 03/15/2013 ±	6,011
	Georgia-Pacific Corp.
6,362	2.72%, 12/20/2013 ±	5,908
18,172	3.24%, 12/20/2012 ±	16,877
	Goodyear Engineered Products
1,111	2.97%, 07/31/2014 ±	593
7,757	3.04%, 07/31/2014 ±	4,140
4,000	6.22%, 07/31/2015 ±	700
	Goodyear Tire & Rubber Co.
5,132	2.19%, 04/30/2014 ±	4,281
	Graham Packaging Co., Inc.
22,526	2.76%, 12/31/2011 *±	20,330
	Hexion Specialty Chemicals
1,463	3.44%, 05/05/2013 ±	724
16,654	3.50%, 05/05/2013 - 05/15/2013 *±	8,261
	Hexion Specialty Chemicals, Term Loan C5
983	3.50%, 05/05/2013 ±	481
	Huntsman International LLC
18,768	2.18%, 04/19/2014 ±	15,484
	Ineos Group
7,122	7.50%, 12/16/2014 ±	3,721
7,123	8.00%, 12/16/2013 ±	3,811
	ISP Chemco LLC
6,788	2.74%, 05/31/2014 ±	6,098
	Jarden Corp.
7,201	2.97%, 01/24/2012 *±	6,899
7,837	3.72%, 01/24/2012 ±	7,571
	John Maneely Co.
8,692	4.11%, 12/08/2013 ±	6,215
	Kranson Industries
3,598	2.69%, 07/31/2013 ±	3,059
	MacDermid, Inc.
10,187	2.43%, 04/11/2014 ±	6,112
	Mega Bloks, Inc.
4,898	9.75%, 07/26/2012 ±	1,551
	Newpage Corp.
13,847	4.79%, 12/21/2014 *±	10,697
	Smurfit-Stone Container Enterprises, Inc.
1,226	2.78%, 11/01/2009 *±	932
2,068	2.82%, 11/01/2010 - 11/01/2011 *±Ψ	1,341
3,698	3.00%, 10/28/2009 *±	2,755
1,592	3.03%, 11/01/2011 *±Ψ	1,084
7,000	7.00%, 01/28/2010 *◊	7,035
	Solo Cup Co.
6,532	4.72%, 02/27/2011 ±	6,173

		210,098

	Capital Goods - 1.8%
	Ewards Ltd.
5,888	2.43%, 05/31/2014 ±⌂	3,474
	Hawker Beechcraft Acquisition Co.
270	1.12%, 03/27/2014 ±	140
4,858	2.69%, 03/27/2014 ±	2,516
	Lincoln Industries Corp.
3,440	2.97%, 07/11/2014 ±	2,752
3,500	6.20%, 01/10/2015 ±⌂	2,555
	MacAndrews Amg Holdings LLC
8,973	6.18%, 04/17/2012 ±⌂	6,102
	Nacco Material Handling Group
7,700	3.64%, 03/22/2013 ±⌂	2,926
	Vought Aircraft Industries, Inc.
5,791	2.95%, 12/22/2010 ±	4,227
	Yankee Candle Co.
13,256	3.21%, 02/06/2014 ±	10,858

		35,550

	Consumer Cyclical - 6.8%
	AM General LLC
11,791	3.84%, 09/30/2013 ±	10,730
	American General Finance Corp.
528	0.44%, 09/30/2012 ±	480
	Brand Energy & Infrastructure Services
6,218	3.50%, 02/07/2014 ±	4,508
1,970	4.49%, 02/07/2014 ±	1,556
	Contech Construction Products
3,649	2.47%, 01/31/2013 ±	1,916
	Custom Building Products
3,628	8.00%, 10/20/2011 ±	2,811
2,000	10.75%, 04/20/2012 ±	1,130
The accompanying notes are an integral part of these financial statements.

5

The Hartford Floating Rate Fund
Schedule of Investments — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE ♦ — 80.7% — (continued)
	Consumer Cyclical - 6.8% - (continued)
	David’s Bridal, Inc.
$4,364	2.88%, 01/25/2014 ±	$3,622
	Dollar General Corp.
15,210	3.18%, 07/06/2014*±	14,036
	Dollarama Group L.P.
10,369	2.79%, 11/18/2011 *±	9,877
	Easton-Bell Sports, Inc.
10,537	2.25%, 03/16/2012 ±	9,009
	Foster Wheeler LLC
5,500	1.02%, 09/12/2011 ±	5,005
	Hanesbrands, Inc.
3,500	4.84%, 03/05/2014 ±	3,095
11,000	5.80%, 09/05/2011 *±	10,734
	Lear Corp.
16,287	3.21%, 04/25/2012 ±	6,800
	Levi Strauss & Co.
16,878	2.70%, 03/09/2014 ±	11,983
	Michaels Stores, Inc.
9,261	2.70%, 10/31/2013 ±	6,483
	Roundy’s Supermarkets, Inc.
10,102	3.20%, 11/03/2011 ±	9,226
	Sports Authority, Inc.
6,240	3.20%, 04/25/2013 ±⌂	2,652
	Supervalu, Inc.
14,167	1.37%, 06/02/2011 ±	13,338
	Tensar Corp.
3,066	4.54%, 10/28/2012 ±⌂	1,840
	Toys R Us, Inc.
10,230	3.51%, 11/30/2008 ±	6,322

		137,153

	Consumer Staples - 4.7%
	American Seafoods Group
2,799	1.75%, 09/30/2011 - 09/13/2012 ±	2,567
12,906	2.18%, 09/30/2012 ±	11,874
	Dean Foods Co.
8,744	2.71%, 03/29/2014 ±	8,124
	Dole Food Co., Inc.
2,880	1.14%, 04/12/2013 *±	2,727
5,887	7.96%, 04/12/2013 *±	5,573
18,121	7.97%, 04/12/2013 *±	17,154
	Huish Detergents, Inc.
7,824	2.18%, 04/25/2014 ±	7,042
	Michael Foods, Inc.
297	3.06%, 11/21/2010 ±	296
	Van Houtte, Inc., First Lien Term Loan
3,458	3.72%, 07/09/2014 ±	2,871
	Van Houtte, Inc., Second Lien Term Loan
472	3.72%, 07/09/2014 ±	391
	WM Wrigley Jr. Co.
37,588	6.50%, 10/06/2014 ±	37,566

		96,185

	Energy - 3.0%
	Big West Oil LLC
5,482	4.50%, 02/02/2015 *±Ψ	4,386
	Big West Oil LLC, Delayed Draw Term Loan
6,892	4.50%, 02/02/2015 *±Ψ	5,513
	Lyondell Chemical Co.
18,317	5.94%, 12/15/2009 *±Ψ	14,351
17,510	9.17%, 12/15/2009 *±Ψ	17,777
	Lyondell Chemical Co., Dutch RC
149	5.75%, 12/20/2013 ±Ψ	49
	Lyondell Chemical Co., Dutch Tranche A
350	5.75%, 12/20/2013 ±Ψ	116
	Lyondell Chemical Co., German B-1
428	6.00%, 12/20/2014 ±Ψ	142
	Lyondell Chemical Co., German B-2
428	6.00%, 12/20/2014 ±Ψ	142
	Lyondell Chemical Co., German B-3
428	6.00%, 12/20/2014 ±Ψ	142
	Lyondell Chemical Co., Primary RC
560	5.75%, 12/20/2013 ±Ψ	186
	Lyondell Chemical Co., Term Loan A
1,066	5.75%, 12/20/2013 ±Ψ	354
	Lyondell Chemical Co., U.S. B-1
1,859	7.00%, 12/20/2014 ±Ψ	617
	Lyondell Chemical Co., U.S. B-2
1,859	7.00%, 12/20/2014 ±Ψ	617
	Lyondell Chemical Co., U.S. B-3
1,859	7.00%, 12/20/2014 ±Ψ	617
	Texas Petrochemicals L.P.
9,774	3.00%, 06/27/2013 ±	4,495
	Turbo Beta Ltd.
5,049	14.50%, 03/12/2018 ±⌂†	2,222
	Western Refining, Inc.
12,399	8.25%, 03/06/2014 ±	9,857

		61,583

	Finance - 4.9%
	Amerigroup Corp.
5,368	2.44%, 03/26/2012 *±	5,167
	Ashtead Group plc
6,062	3.13%, 08/21/2011 ±	5,456
	BNY Convergex Group LLC
2,192	3.43%, 09/30/2013 ±	2,011
	BNY Convergex Group LLC & EZE Castle Software
10,214	3.43%, 08/30/2013 ±	9,372
	Brickman Group Holdings, Inc.
6,818	2.43%, 01/23/2014 *±	6,067
	Buckeye Check Cashing, Inc.
8,555	3.71%, 05/01/2012 ±⌂	2,781
	Community Health Systems, Inc.
783	2.68%, 07/25/2014 *±	704
15,347	3.45%, 07/25/2014 *±	13,799
	Crescent Resources LLC
15,071	5.04%, 09/07/2012 ±•	1,959
	Dollar Financial Corp., Delayed Draw Term Loan
1,859	3.97%, 10/30/2012 ±	1,320
	Dollar Financial Corp., Term Loan
2,528	3.97%, 10/30/2012 ±	1,795
	Golden Gate National
9,164	3.18%, 03/14/2011 *±	7,881
	HMSC Corp.
3,920	2.68%, 04/03/2014 ±⌂	1,921
The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount			Market Value ╪
SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE ♦ — 80.7% — (continued)
		Finance - 4.9% - (continued)
		Hub International Holdings, Inc., Delayed Draw Term Loan
	$893	3.72%, 06/12/2014 ±	$684
		Hub International Holdings, Inc., Term Loan
	3,975	3.72%, 06/14/2014 ±	3,044
		LNR Properties Corp.
	15,720	4.00%, 06/29/2009 - 06/29/2011 ±	8,036
		LPL Holdings, Inc.
	5,990	2.25%, 06/28/2013*◊	5,061
		Realogy Corp.
	2,060	0.35%, 10/05/2013 ±	1,313
	7,651	4.18%, 10/05/2014 ±	4,878
		Rent-A-Center, Inc.
	8,492	2.22%, 10/26/2012 ±	7,982
		Sedgwick CMS Holdings, Inc.
	6,019	2.68%, 01/31/2013 ±	5,146
		TransFirst Holdings, Inc.
	4,912	3.18%, 06/12/2014 ±	2,702
	1,000	6.43%, 06/12/2015 ±	150

			99,229

		Health Care - 11.6%
		AGA Medical Corp.
	5,175	2.91%, 04/26/2013 ±	4,398
		Carestream Health, Inc.
	8,855	2.43%, 04/30/2013 - 10/12/2013 ±	7,189
		Carl Zeiss
	5,718	2.93%, 03/14/2014 ±⌂	2,058
EUR	2,500	4.94%, 03/14/2014 ±⌂	265
		Center for Diagnostic Imaging
	4,391	4.72%, 12/31/2010 ±⌂	3,952
		DJO Finance LLC
	6,913	3.77%, 04/07/2013 ±	6,077
		Fresenius SE
	18,500	6.75%, 10/01/2014*±	18,406
		Generics International, Inc.
	2,963	4.72%, 11/19/2014 ±⌂	2,222
		HCA, Inc.
	27,036	3.47%, 11/17/2013 *±	24,346
		Healthcare Partners LLC
	7,883	2.18%, 10/20/2013 ±	6,760
		HealthSouth Corp.
	11,799	2.96%, 03/10/2013 *±	10,560
		IASIS Healthcare Capital Corp.
	630	0.34%, 03/17/2014 ±	557
	5,686	6.29%, 06/13/2014 ±	2,938
		IASIS Healthcare Capital Corp., Delayed Draw Term Loan
	2,346	2.43%, 03/17/2014 ±	2,073
		IASIS Healthcare Capital Corp., Term Loan B
	6,779	2.43%, 03/17/2014 ±	5,991
		Invacare Corp.
	1,608	3.21%, 02/07/2013 ±	1,405
		Inverness Medical Innovation, Inc.
	5,895	2.78%, 06/27/2014 ±	5,353
	8,575	4.74%, 06/26/2015 *±	7,460
		Life Technologies Corp.
	19,385	5.25%, 11/23/2015 *±	19,296
		LifePoint Hospitals, Inc.
	8,726	2.89%, 04/15/2012 ±	8,220
		Multiplan Corp.
	11,132	2.94%, 04/12/2013 ±	9,704
		National Mentor
	397	0.36%, 06/27/2013 ±	273
	6,426	3.22%, 06/27/2013 ±	4,423
		National Renal Institutes, Inc.
	9,846	6.24%, 03/31/2013 ±⌂	5,317
		Orthofix Holdings, Inc.
	5,654	7.17%, 09/22/2013 ±	5,301
		Psychiatric Solutions, Inc.
	8,888	2.21%, 07/01/2012 ±	8,110
		Rite Aid Corp.
	4,194	2.20%, 06/01/2014 ±	3,418
	3,980	6.00%, 06/04/2014 ±	3,263
		Select Medical Corp.
	11,586	3.25%, 02/24/2012 ±	10,157
		Skilled Healthcare Group, Inc.
	4,864	2.67%, 06/15/2012 ±	4,118
		Surgical Care Affiliates LLC
	5,895	3.22%, 12/29/2014 ±	4,834
		United Surgical Partners International
	1,475	2.45%, 04/19/2014 ±	1,283
	7,808	2.76%, 04/19/2014 ±	6,754
		Vanguard Health Holdings Co. II LLC
	18,213	2.68%, 09/23/2011 ±	17,166
		Viant Holdings, Inc.
	7,142	3.47%, 06/25/2014 ±	5,250
		Warner Chilcott Corp.
	1,121	2.43%, 01/18/2012 ±	1,059
	4,120	2.87%, 01/18/2012 ±	3,893
		Youth & Family Centered Services, Inc.
	2,004	5.39%, 07/10/2013 ±	1,664

			235,513

		Services - 17.7%
		24 Hour Fitness Worldwide, Inc.
	5,825	3.31%, 06/08/2012 ±	3,786
		Acosta, Inc.
	11,843	2.68%, 12/06/2012 *±	10,215
		Advanstar Holdings Corp.
	7,761	3.14%, 06/01/2014 ±	3,104
	2,000	5.00%, 12/01/2014 ±⌂	180
		Advantage Sales & Marketing, Inc.
	13,740	2.48%, 03/29/2013 ±	11,862
		Affinion Group, Inc.
	17,732	3.73%, 10/17/2012 *±	15,516
		Bresnan Communications LLC
	2,000	5.00%, 03/29/2014*◊	1,580
		Cardinal Logistics Management
	5,139	4.22%, 09/23/2013 ±⌂†	2,826
		Carmike Cinemas, Inc.
	1,570	5.19%, 09/29/2011 ±	1,323
	5,375	6.13%, 05/19/2012 ±	4,528
		Cebridge Communications LLC
	4,535	2.48%, 11/05/2013 ±	4,131
	10,000	5.00%, 05/05/2014 ±	7,961
		Cedar Fair L.P.
	9,461	2.43%, 06/12/2012 - 08/30/2012 ±	8,341
		Cengage
	5,830	2.93%, 07/05/2014 ±	4,271
The accompanying notes are an integral part of these financial statements.

7

The Hartford Floating Rate Fund
Schedule of Investments — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE ♦ — 80.7% — (continued)
	Services - 17.7% - (continued)
	Centaur LLC
$2,410	9.25%, 10/30/2012 ±	$1,446
2,097	14.25%, 10/30/2013 ±⌂	315
	Clarke American Corp.
18,658	3.33%, 02/28/2014 ±	12,687
	CMP Susquehanna Corp.
8,780	2.48%, 05/06/2013 ±	3,749
	Cumulus Media, Inc.
11,543	2.08%, 06/07/2013 ±	6,580
	CW Media Holdings, Inc.
7,880	4.47%, 02/15/2015 ±	6,337
	Dex Media West LLC, Inc.
15,000	7.00%, 10/24/2014 *±	10,061
	Emdeon Business Services LLC
4,000	4.14%, 05/16/2014 ±	3,280
5,956	5.89%, 11/16/2013 ±	5,405
	Energy Solutions, LLC, Add-On Letter of Credit
1,514	0.50%, 06/07/2013 ±	1,378
	F & W Publications, Inc.
6,968	3.50%, 08/05/2012 ±⌂	1,951
4,500	5.48%, 08/05/2012 ±⌂	225
	F & W Publications, Inc., Term Loan B Add- On
1,466	3.48%, 08/05/2012 ±⌂	410
	Golden Nugget, Inc.
2,545	2.23%, 06/22/2014 ±⌂	1,213
1,452	2.40%, 06/22/2014 * ±⌂	692
3,750	3.69%, 12/31/2014 ±⌂	600
	Gray Television, Inc.
10,993	4.00%, 12/31/2014 ±	4,342
	Greektown Holdings LLC, Incremental Term Loan
2,200	0.00%, 12/03/2012 ±⌂Ω	407
	Greektown Holdings LLC, Term Loan B
2,493	0.00%, 12/03/2012 ±⌂Ω	461
	Greenwood Racing, Inc.
10,255	2.68%, 11/14/2011 ±	8,717
	Hit Entertainment, Inc.
1,475	3.49%, 08/26/2012 ±⌂	767
	Idearc, Inc.
8,563	4.25%, 11/17/2014 ±Ω	3,288
	Las Vegas Sands Corp.
1,995	2.27%, 05/23/2013 ±	1,229
	Las Vegas Sands Corp., Delayed Draw Term Loan 1
3,691	2.18%, 05/23/2014 ±	2,274
	Las Vegas Sands Corp., Term Loan B
14,430	2.18%, 05/23/2014 ±	8,889
	LBI Media, Inc.
8,932	1.93%, 05/01/2012 ±	6,252
	Nelson Education
5,910	3.72%, 07/05/2014 ±⌂	3,546
	NEP Supershooters L.P.
7,840	2.69%, 02/13/2014 ±⌂	6,625
	New World Gaming Partners Ltd.
4,000	6.71%, 03/31/2015 ±⌂	600
	New World Gaming Partners Ltd., Delayed Draw Term Loan
167	3.71%, 09/30/2014 ±	80
	New World Gaming Partners Ltd., First Lien Term Loan
823	3.71%, 09/30/2014 ±	393
	Penton Media, Inc.
6,909	3.23%, 02/06/2013 ±	4,007
4,000	6.04%, 02/06/2014 ±⌂	467
	Philosophy, Inc.
6,276	2.43%, 03/17/2014 ±	2,511
	Pinnacle Foods
11,145	3.25%, 03/30/2014 ±	9,264
	R.H. Donnelley, Inc.
11,479	6.75%, 06/30/2011 ±	7,632
	Raycom TV Broadcasting, Inc.
14,229	2.00%, 07/27/2013 ±⌂	9,960
	Readers Digest Association, Inc.
13,111	3.29%, 03/02/2014 ±	4,458
5,000	3.50%, 03/02/2013 *±⌂	1,100
	Regal Cinemas, Inc.
24,886	4.97%, 10/27/2013 ±	23,978
	Sabre, Inc.
6,951	3.07%, 09/30/2014 ±	3,835
	Sheridan Group, Inc.
8,790	2.95%, 06/15/2014 ±	6,483
2,000	6.20%, 06/15/2015 ±⌂	1,100
	Sirius Satellite Radio, Inc.
9,250	2.69%, 12/20/2012 ±	7,493
	Southern Graphic Systems
2,958	4.02%, 12/30/2011 *±	2,366
1,543	4.02%, 12/30/2011 *±⌂	1,202
	Synagro Technologies, Inc.
3,930	2.46%, 03/28/2014 ±	2,554
	Telesat Canada
5,957	3.55%, 09/01/2014 ±	5,495
454	4.22%, 09/01/2014 ±	419
	Town Sports International Holdings, Inc.
5,885	2.25%, 02/27/2014 ±⌂	3,825
	United Site Services, Inc.
1,800	4.68%, 06/29/2013 ±⌂	810
	UPC Financing Partnership
17,500	2.32%, 12/31/2014 - 12/31/2016 *±	15,862
	Venetian Macau Ltd.
10,868	2.68%, 05/25/2012 - 05/25/2013 ±	7,880
	West Corp.
24,808	2.83%, 10/24/2013* ±	21,323
	WideOpenWest Finance LLC
14,000	2.94%, 07/01/2014 *±	10,453
5,496	7.49%, 06/29/2015 ±	2,075
	Wynn Resorts Ltd.
7,500	2.18%, 06/27/2014 ±	5,062
	Yonkers Racing Corp.
12,511	10.50%, 08/12/2011 *±	12,166

		357,603

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount		Market Value ╪
SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE ♦ - 80.7% — (continued)
	Technology - 10.7%
	Alaska Communication Systems Holdings, Inc.
$181	2.97%, 02/01/2012 ±	$165
	Alaska Communication Systems Holdings, Inc., Incremental Term Loan
2,737	2.97%, 02/01/2012 *±	2,489
	Alaska Communication Systems Holdings, Inc., Term Loan
9,038	2.97%, 02/01/2012 *±	8,219
	Canwest MediaWorks L.P.
4,903	3.26%, 07/10/2014 ±	1,863
	Caribe Information Investment, Inc.
11,798	2.47%, 03/29/2013 ±⌂	5,899
	Charter Communications Operating LLC
17,000	4.69%, 03/06/2014 *±Ψ	14,389
	DaVita, Inc.
1,769	1.93%, 10/05/2011 ±	1,658
	Fleetcor Technologies Operating Co. LLC, Delayed Draw Term Loan
2,524	2.77%, 04/30/2013 *±	2,246
	Fleetcor Technologies Operating Co. LLC, Term Loan B
7,855	2.76%, 04/30/2013 *±	6,991
	Gatehouse Media Operating, Inc.
17,245	2.44%, 08/05/2014 ±	4,193
5,315	2.47%, 08/05/2014 ±	1,292
	Infor Global Solutions
983	3.27%, 07/28/2012 ±	697
2,000	6.02%, 03/02/2014 ±	635
3,000	6.68%, 03/02/2014 ±	997
	Infor Global Solutions, Delayed Draw Term Loan
1,958	4.18%, 07/28/2012 ±	1,449
	Infor Global Solutions, U.S. Term Loan
3,753	4.18%, 07/28/2012 ±	2,777
	Intelsat Bermuda Ltd.
2,000	2.99%, 07/03/2012 *±	1,847
	Intelsat Bermuda Ltd., Term Loan B 2A
7,338	2.99%, 01/03/2014 *±	6,704
	Intelsat Bermuda Ltd., Term Loan B 2B
7,332	2.99%, 01/03/2014 *±	6,698
	Intelsat Bermuda Ltd., Term Loan B 2C
7,332	2.99%, 01/03/2014 *±	6,699
	Intesat Ltd.
3,413	2.99%, 07/03/2012 ±	3,151
	IPC Systems, Inc.
3,870	3.47%, 05/31/2014 ±⌂	2,121
	Kronos, Inc.
4,774	3.47%, 06/12/2014 ±	3,541
	Leap Wireless International, Inc.
12,058	5.75%, 06/17/2013 ±	11,541
	Level 3 Communications Corp.
17,441	3.19%, 03/01/2014 *±	13,920
2,000	11.50%, 03/13/2014 ±	2,030
	Mediacom Broadband LLC
541	1.83%, 03/31/2010 ±	528
1,317	2.08%, 01/31/2015 ±	1,172
8,937	6.50%, 01/03/2016 ±	8,697
	Mediacom Broadband LLC, Term Loan D1
3,399	2.08%, 01/31/2015 ±	3,023
	Mediacom LLC
1,740	1.58%, 09/30/2012 ±	1,566
6,801	1.83%, 01/31/2015 ±	6,056
	MetroPCS Wireless, Inc.
15,038	3.17%, 11/04/2013 ±	14,016
	National Cinemedia, Inc.
9,000	3.08%, 02/13/2015 ±	7,925
	Ntelos, Inc.
11,226	2.68%, 08/24/2011 ±	10,693
	One Communications Corp.
9,460	4.53%, 06/30/2012 ±	5,865
	PAETEC Holding Corp.
5,044	2.93%, 02/28/2013 ±	4,170
	RCN Corp.
9,386	3.50%, 04/19/2014 ±	8,463
	Time Warner Telecom Holdings, Inc.
13,597	2.43%, 01/07/2013 ±	12,319
	Verint Systems, Inc.
10,388	3.70%, 05/23/2014 ±	7,609
	Virgin Media Dover LLC
6,969	4.60%, 09/03/2012 ±	6,411
	Wind Acquisitions Holdings Finance S.A.
6,481	8.36%, 12/12/2011 ±	5,184

		217,908

	Transportation - 2.9%
	Delta Air Lines, Inc.
10,880	2.36%, 04/25/2012 *±	8,712
	Jacobson Cos.
3,930	3.00%, 06/19/2014 ±⌂	2,368
	Kenan Advantage Group
5,648	3.43%, 12/16/2011 ±	4,518
	Louis US Holdco, Inc.
2,481	3.43%, 11/04/2013 ±	1,216
828	4.22%, 11/04/2013 ±⌂	406
	MacQuarie Aircraft Leasing Finance S.A.
18,291	2.00%, 11/29/2013 *±⌂	12,803
4,970	4.43%, 11/29/2013 ±⌂	1,491
	Northwest Airlines Corp.
10,153	2.46%, 12/31/2010 ±	9,284
	RailAmerica Transportation
730	5.20%, 06/30/2009 ±	679
11,270	5.44%, 06/30/2009 ±	10,481
	United Air Lines, Inc.
8,407	2.44%, 02/01/2014 *±	4,192
	US Airways Group, Inc.
9,855	2.94%, 03/23/2014 ±	4,476

		60,626

	Utilities - 6.1%
	Astoria Generating Co. Acquisitions LLC
5,695	2.20%, 02/23/2012 ±	5,232
16,500	4.20%, 08/23/2013 *±	13,461
	Calpine Corp.
33,361	4.10%, 03/29/2014 *±	28,607
	Dynegy Holdings, Inc., Letter of Credit
14,973	2.00%, 03/30/2013 ±	13,514
	Dynegy Holdings, Inc., Term Loan
1,010	1.93%, 03/30/2013 ±	911
The accompanying notes are an integral part of these financial statements.

9

The Hartford Floating Rate Fund
Schedule of Investments — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE ♦ - 80.7% — (continued)
	Utilities - 6.1% — (continued)
	Kgen LLC
$1,375	2.09%, 02/01/2014 ±		$1,169
2,241	2.19%, 02/01/2014 ±		1,904
	NRG Energy, Inc.
20,093	1.12%, 02/01/2013 ±		18,657
4,574	2.72%, 02/01/2013 ±		4,247
	Reliant Energy, Inc.
7,000	0.49%, 03/31/2014 ±		6,218
	Texas Competitive Electric Holdings Co. LLC
22,754	3.97%, 10/10/2014 - 10/12/2014 ±		15,384
	TPF Generation Holdings LLC
7,358	2.43%, 12/15/2013 ±		6,825
6,314	4.68%, 12/21/2014 ±		5,146
	TPF Generation Holdings LLC, Letter of Credit
2,516	1.12%, 12/15/2013 ±		2,333
	TPF Generation Holdings LLC, Revolver
789	1.22%, 12/15/2011 ±		732

			124,340

	Total senior floating rate interests: non-investment grade (cost $2,076,085)		$1,635,788

COMMON STOCKS - 0.0%
	Utilities - 0.0%
4	Calpine Corp. •		$31

	Total common stocks (cost $—)		$31

	Total long-term investments (cost $2,329,617)		$1,868,709

SHORT-TERM INVESTMENTS - 11.2%
	Investment Pools and Funds - 8.8%
98,992	JP Morgan U.S. Government Money Market Fund		$98,992
—	State Street Bank U.S. Government Money Market Fund		—
80,025	Wells Fargo Advantage Government Money Market Fund		80,025

			179,017

	Repurchase Agreements - 2.4%
	BNP Paribas Securities Corp. Repurchase Agreement (maturing on 05/01/2009 in the amount of $37,322, collateralized by U.S. Treasury Bond 5.38%, 2031, value of $38,024)
$37,322	0.15%, 04/30/2009		$37,322
	UBS Securities, Inc. Repurchase Agreement (maturing on 05/01/2009 in the amount of $10,439, collateralized by U.S. Treasury Bond 7.50%, 2024, value of $10,675)
10,439	0.13%, 04/30/2009		10,439

			47,761

	Total short-term investments (cost $226,778)		$226,778

	Total investments (cost $2,556,395)▲	103.4%	$2,095,487
	Other assets and liabilities	(3.4)%	(69,670)

	Total net assets	100.0%	$2,025,817

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 2.83% of total net assets at April 30, 2009.

▲	At April 30, 2009, the cost of securities for federal income tax purposes was $2,567,005 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$17,063
Unrealized Depreciation	(488,581)

Net Unrealized Depreciation	$(471,518)

†	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund’s Board of Directors at April 30, 2009, was $5,113, which represents 0.25% of total net assets.

•	Currently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2009.

▪	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at April 30, 2009, was $68,931, which represents 3.40% of total net assets.

♠	Perpetual maturity security. Maturity date shown is the first call date.

*	The cost of securities purchased on a when-issued or delayed delivery basis at April 30, 2009 was $123,141.

±	The interest rate disclosed for these securities represents the average coupon as of April 30, 2009.
The accompanying notes are an integral part of these financial statements.

10

◊	The interest rate disclosed for these securities represents an estimated average coupon as of April 30, 2009.

Ω	Debt security in default due to bankruptcy.

Ψ	The company is in bankruptcy. The investment held by the fund is current with respect to interest payments.

╬	All principal amounts are in U.S. dollars unless otherwise indicated.

EUR — EURO

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period	Shares/
Acquired	Par	Security	Cost Basis

06/2007	$2,000	Advanstar Holdings Corp., 5.00%, 12/01/2014	$2,000
02/2007 - 09/2007	$7,250	Arizona Chemical Co., 5.93%, 02/27/2014	7,175
04/2007	$2,600	Bayview Financial Acquisition Trust, 2.59%, 05/28/2037	2,600
03/2008 - 08/2008	$4,000	Boise Paper Holdings LLC, 9.25%, 02/20/2015	3,832
04/2006 - 05/2008	$8,555	Buckeye Check Cashing, Inc., 3.71%, 05/01/2012	8,272
03/2007 - 04/2008	$5,139	Cardinal Logistics Management, 4.22%, 09/23/2013	5,033
03/2006 - 06/2007	$11,798	Caribe Information Investment, Inc., 2.47%, 03/29/2013	11,816
03/2007	$5,718	Carl Zeiss, 2.93%, 03/14/2014	5,718
03/2007 - 08/2007	$2,500	Carl Zeiss, 4.94%, 03/14/2014	3,356
10/2007 - 04/2009	$2,097	Centaur LLC, 14.25%, 10/30/2013	2,067
09/2006 - 04/2008	$4,391	Center for Diagnostic Imaging, 4.72%, 12/31/2010	4,249
05/2007 - 09/2007	$5,888	Ewards Ltd., 2.43%, 05/31/2014	5,746
02/2006 - 11/2006	$6,968	F & W Publications, Inc., 3.50%, 08/05/2012	6,973
03/2007 - 08/2007	$4,500	F & W Publications, Inc., 5.48%, 08/05/2012	4,491
03/2007	$1,466	F & W Publications, Inc., Term Loan B Add-On, 3.48%, 08/05/2012	1,466
11/2007	$2,963	Generics International, Inc., 4.72%, 11/19/2014	2,933
06/2007 - 07/2007	$2,545	Golden Nugget, Inc., 2.23%, 06/22/2014	2,543
06/2008 - 07/2008	$1,452	Golden Nugget, Inc., 2.40%, 06/22/2014	1,452
06/2007	$3,750	Golden Nugget, Inc., 3.69%, 12/31/2014	3,750
03/2007	$16,890	Goldman Sachs Mortgage Securities Corp., 1.99%, 02/01/2009 — Reg D	16,890
05/2008	$2,200	Greektown Holdings LLC, Incremental Term Loan, 0.00%, 12/03/2012	1,984
06/2006 - 05/2008	$2,493	Greektown Holdings LLC, Term Loan B, 0.00%, 12/03/2012	2,421
04/2007	$5,000	Helios Finance L.P., 2.80%, 10/20/2014 — 144A	5,000
08/2005 - 04/2007	$1,475	Hit Entertainment, Inc., 3.49%, 08/26/2012	1,475
04/2007	$3,920	HMSC Corp., 2.68%, 04/03/2014	3,924
05/2007 - 06/2007	$3,870	IPC Systems, Inc., 3.47%, 05/31/2014	3,879
06/2007	$3,930	Jacobson Cos., 3.00%, 06/19/2014	3,930
07/2007 - 09/2007	$3,500	Lincoln Industries Corp., 6.20%, 01/10/2015	3,472
12/2006	$828	Louis US Holdco, Inc., 4.22%, 11/04/2013	828
04/2007 - 01/2008	$8,973	MacAndrews Amg Holdings LLC, 6.18%, 04/17/2012	8,840
03/2007 - 05/2007	$18,291	MacQuarie Aircraft Leasing Finance S.A., 2.00%, 11/29/2013	18,291
03/2007	$4,970	MacQuarie Aircraft Leasing Finance S.A., 4.43%, 11/29/2013	4,970
12/2006 - 06/2007	$7,700	Nacco Material Handling Group, 3.64%, 03/22/2013	7,713
04/2006 - 12/2008	$9,846	National Renal Institutes, Inc., 6.24%, 03/31/2013	9,690
07/2007	$5,910	Nelson Education, 3.72%, 07/05/2014	5,895
02/2007 - 04/2007	$7,840	NEP Supershooters L.P., 2.69%, 02/13/2014	7,882
07/2007	$4,000	New World Gaming Partners Ltd., 6.71%, 03/31/2015	4,000
02/2007 - 05/2007	$4,000	Penton Media, Inc., 6.04%, 02/06/2014	4,047
02/2006 - 05/2007	$14,229	Raycom TV Broadcasting, Inc., 2.00%, 07/27/2013	14,224
03/2008	$5,000	Readers Digest Association, Inc., 3.50%, 03/02/2013	5,000
06/2007	$2,000	Sheridan Group, Inc., 6.20%, 06/15/2015	2,000
03/2007 - 04/2009	$1,543	Southern Graphic Systems, 4.02%, 12/30/2011	1,413
10/2006 - 05/2007	$6,240	Sports Authority, Inc., 3.20%, 04/25/2013	6,241
03/2007	$4,453	Structured Asset Securities Corp., 2.94%, 02/25/2037	4,393
10/2005 - 06/2006	$3,066	Tensar Corp., 4.54%, 10/28/2012	3,066
06/2007 - 08/2007	$5,885	Town Sports International Holdings, Inc., 2.25%, 02/27/2014	5,766
06/2008 - 11/2008	$5,049	Turbo Beta Ltd., 14.50%, 03/12/2018	5,049
07/2006	$1,800	United Site Services, Inc., 4.68%, 06/29/2013	1,782
The accompanying notes are an integral part of these financial statements.

11

The Hartford Floating Rate Fund
Schedule of Investments — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)

Period	Shares/
Acquired	Par	Security	Cost Basis

03/2007	$4,363	Wells Fargo Home Equity Trust, 2.69%, 03/25/2037	$4,212
The aggregate value of these securities at April 30, 2009 was $119,514 which represents 5.90% of total net assets.

♦	Senior floating rate interests in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The interest rate is the rate in effect at April 30, 2009.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.
FAS 157 Disclosure of Investment Valuation Hierarchy Levels

Assets:
Investment in securities — Level 1	$179,048
Investment in securities — Level 2	1,897,618
Investment in securities — Level 3	18,821

Total	$2,095,487

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Assets:
Securities:
Balance as of October 31, 2008	$18,775
Change in unrealized depreciation ♦	(7,819)
Net purchases	2,217
Transfers in and /or out of Level 3	5,648

Balance as of April 30, 2009	$18,821

♦ Change in unrealized gains or losses relating to assets still held at April 30, 2009	$(10,617)

The accompanying notes are an integral part of these financial statements.

12

The Hartford Floating Rate Fund
Statement of Assets and Liabilities
April 30, 2009 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at fair value (cost $2,556,395)	$2,095,487
Receivables:
Investment securities sold	39,611
Fund shares sold	27,117
Dividends and interest	10,061
Other assets	163

Total assets	2,172,439

Liabilities:
Payables:
Investment securities purchased	140,175
Fund shares redeemed	2,519
Investment management fees	198
Dividends	2,697
Distribution fees	177
Accrued expenses	844
Other liabilities	12

Total liabilities	146,622

Net assets	$2,025,817

Summary of Net Assets:
Capital stock and paid-in-capital	3,039,864
Accumulated undistributed net investment income	3,439
Accumulated net realized loss on investments and foreign currency transactions	(556,578)
Unrealized depreciation of investments	(460,908)

Net assets	$2,025,817

Shares authorized	2,400,000

Par value	$0.001

Class A: Net asset value per share/Maximum offering price per share	$7.29/$7.51

Shares outstanding	116,152

Net assets	$846,236

Class B: Net asset value per share	$7.28

Shares outstanding	5,371

Net assets	$39,126

Class C: Net asset value per share	$7.28

Shares outstanding	116,716

Net assets	$849,711

Class I: Net asset value per share	$7.29

Shares outstanding	30,065

Net assets	$219,084

Class R3: Net asset value per share	$7.29

Shares outstanding	154

Net assets	$1,121

Class R4: Net asset value per share	$7.28

Shares outstanding	85

Net assets	$619

Class R5: Net asset value per share	$7.29

Shares outstanding	3

Net assets	$18

Class Y: Net asset value per share	$7.28

Shares outstanding	9,602

Net assets	$69,902

The accompanying notes are an integral part of these financial statements.

13

The Hartford Floating Rate Fund
Statement of Operations
For the Six Month Period Ended April 30, 2009 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$67
Interest	60,472

Total investment income	60,539

Expenses:
Investment management fees	5,206
Transfer agent fees	798
Distribution fees
Class A	827
Class B	176
Class C	3,808
Class R3	2
Class R4	1
Custodian fees	7
Accounting services	152
Registration and filing fees	117
Board of Directors’ fees	25
Audit fees	36
Other expenses	557

Total expenses (before waivers and fees paid indirectly)	11,712
Expense waivers	(549)
Custodian fee offset	—

Total waivers and fees paid indirectly	(549)

Total expenses, net	11,163

Net investment income	49,376

Net Realized Loss on Investments and Foreign Currency Transactions:
Net realized loss on investments in securities	(226,193)

Net realized loss on foreign currency transactions	(67)

Net Realized Loss on Investments and Foreign Currency Transactions	(226,260)

Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	266,660
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	267

Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	266,927

Net Gain on Investments and Foreign Currency Transactions	40,667

Net Increase in Net Assets Resulting from Operations	$90,043

The accompanying notes are an integral part of these financial statements.

14

The Hartford Floating Rate Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2009	Year Ended
	(Unaudited)	October 31, 2008
Operations:
Net investment income	$49,376	$177,819
Net realized loss on investments and foreign currency transactions	(226,260)	(277,685)
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	266,927	(590,548)

Net increase (decrease) in net assets resulting from operations	90,043	(690,414)

Distributions to Shareholders:
From net investment income
Class A	(21,421)	(76,620)
Class B	(1,021)	(2,991)
Class C	(22,140)	(71,154)
Class I	(5,315)	(16,773)
Class R3	(20)	(28)
Class R4	(18)	(24)
Class R5	(1)	(10)
Class Y	(2,631)	(6,697)

Total distributions	(52,567)	(174,297)

Capital Share Transactions:
Class A	98,962	(918,574)
Class B	(1,969)	(14,370)
Class C	(39,273)	(608,974)
Class I	41,822	(155,838)
Class R3	532	436
Class R4	77	657
Class R5	(68)	(76)
Class Y	(28,036)	26,618

Net increase (decrease) from capital share transactions	72,047	(1,670,121)

Net increase (decrease) in net assets	109,523	(2,534,832)
Net Assets:
Beginning of period	1,916,294	4,451,126

End of period	$2,025,817	$1,916,294

Accumulated undistributed net investment income	$3,439	$6,630

The accompanying notes are an integral part of these financial statements.

15

The Hartford Floating Rate Fund
Notes to Financial Statements
April 30, 2009 (Unaudited)
(000’s Omitted)
1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-two portfolios. Financial statements for The Hartford Floating Rate Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a non-diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 3.00%. Class B shares are sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors through advisory fee-based wrap programs. Classes R3, R4, R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and except that Class B shares automatically convert to Class A shares after 8 years.

Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments will be allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). After the Close Date, existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).
a)	Security Transactions and Investment Income — Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary market is considered the date on which the loan allocations are determined. Trade date for senior floating rate loan interests purchased in the secondary market is the date on which the transaction is entered into.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)	Security Valuation — The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the

16

security’s primary markets, but before the close of the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings.

Debt securities (other than short-term obligations and senior floating rate interests) held by the Fund are valued on the basis of valuations furnished by an independent pricing service which determines valuations for normal institutional size trading units of debt securities. Senior floating rate interests generally trade in over-the-counter markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by the Fund’s Board of Directors. Generally, the Fund may use fair valuation in regard to debt securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that mature in 60 days or less are valued at amortized cost, which approximates market value.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

A forward currency contract shall be valued based on the price of the underlying currency at the prevailing interpolated exchange rate, which is a combination of the spot currency rate and the forward currency rate. Spot currency rates and forward currency rates are obtained from an independent pricing service on a daily basis not more than one hour before the Valuation Time.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the valuation date.

c)	Joint Trading Account — Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Hartford Investment Management Company (“Hartford Investment Management”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

d)	Repurchase Agreements — A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2009.

17

The Hartford Floating Rate Fund
Notes to Financial Statements – (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
e)	Fund Share Valuation and Dividend Distributions to Shareholders — Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income are declared daily and paid monthly. Dividends are paid on shares beginning on the business day after the day when the funds used to purchase the shares are collected by the transfer agent for the Fund. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences include but are not limited to foreign currency gains and losses, losses deferred due to wash sales adjustments, adjustments related to Passive Foreign Investment Companies and certain derivatives, and excise tax regulations. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

f)	Illiquid and Restricted Securities — The Fund is permitted to invest up to 15% of its net assets in illiquid securities. “Illiquid Securities” are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund, as shown in the Schedule of Investments, had illiquid or restricted securities as of April 30, 2009.

g)	Securities Purchased on a When-Issued or Delayed-Delivery Basis — Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. As of April 30, 2009, the Fund had entered into outstanding when-issued or forward commitments with a cost of $123,141.

h)	Credit Risk — Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a Fund which holds securities with higher credit risk may fluctuate more than with less aggressive bond funds.

i)	Senior Floating Rate Interests — The Fund, as shown in the Schedule of Investments, may invest in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the

18

senior floating rate interest. Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the Fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

j)	Prepayment Risks — Most senior floating rate interests and certain debt securities allow for prepayment of principal without penalty. Senior floating rate interests and securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, with respect to securities, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities. Accordingly, the potential for the value of a senior floating rate interest or debt security to increase in response to interest rate declines is limited. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

Senior floating rate interests or debt securities purchased to replace a prepaid loan or a debt security may have lower yields than the yield on the prepaid loan or debt security. Senior floating rate interests generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for the Borrower to repay, prepayments of senior floating rate interests may occur. As a result, the actual remaining maturity of senior floating rate interests held may be substantially less than the stated maturities shown in the Schedule of Investments.

k)	Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

l)	Financial Accounting Standards Board Financial Accounting Standards No. 157 — Effective November 1, 2008, the Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. Fair value is defined under FAS 157 as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Under FAS 157, a fair value measurement should reflect all of the assumptions that market participants would use in pricing the asset or liability, including assumptions about the risk inherent in a particular valuation technique, the effect of a restriction on the sale or use of an asset, and the risk of nonperformance.

Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized, per FAS 157, into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 – Quoted prices in active markets for identical securities. Level 1 includes exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 includes debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services and foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

19

The Hartford Floating Rate Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
•	Level 3 – Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes and require significant management judgment or estimation. This category includes broker quoted securities, long dated OTC options and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a good representation of exit price.
Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

FAS 157 also requires that a roll forward reconciliation be shown for all Level 3 securities from the beginning of the reporting period to the end of the reporting period. Part of this reconciliation includes transfers in and/or out of Level 3. For purposes of this reconciliation, transfers in are shown at the end of period fair value and transfers out are shown at the beginning of period fair value.

Refer to the valuation hierarchy levels summary and the Level 3 roll forward reconciliation found following the Schedule of Investments.

FASB Staff Position No. 157-4 — In April 2009, FASB released FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP FAS 157-4”). FSP FAS 157-4 provides additional guidance on determining whether a market for a financial asset is not active and a transaction is not distressed when measuring fair value under FAS 157. The FSP also requires additional disclosure detail on debt and equity securities by major investment categories. FSP FAS 157-4 is effective for interim and annual periods ending after June 15, 2009. At this time, management is evaluating the implications of FSP FAS 157-4 and does not believe it will impact valuation but will require additional disclosure. This additional disclosure has not yet been implemented.

m)	Financial Accounting Standards Board Financial Accounting Standards No. 161 — In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires companies to disclose information detailing the objectives and strategies for using derivative instruments, the level of derivative activity entered into by the company and any credit risk-related contingent features of the agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and has not yet implemented the new disclosure standard.

n)	Indemnifications: Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
3.	Federal Income Taxes:
a)	Federal Income Taxes — For federal income tax purposes, the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and the Fund intends to distribute substantially all of its income and gains during the calendar year ending December 31, 2009. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

20

b)	The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2008	October 31, 2007
Ordinary Income	$179,028	$252,120
As of October 31, 2008, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$10,319
Accumulated Capital Losses*	$(319,708)
Unrealized Depreciation†	$(738,445)

Total Accumulated Deficit	$(1,047,834)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable to the tax deferral of wash sales losses, the mark-to-market adjustment for certain derivatives in accordance with IRC Sec. 1256, the mark to market for Passive Foreign Investment Companies and basis differences in real estate investment trusts.
c)	Reclassification of Capital Accounts — In accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Fund has recorded reclassifications in its capital accounts. These reclassifications had no impact on the NAV of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. As of October 31, 2008, the Fund recorded reclassifications to increase undistributed net investment income by $1,361 and decrease accumulated net realized loss by $1,361.

d)	Capital Loss Carryforward — At October 31, 2008 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year	Amount
2014	$1,227
2015	48,277
2016	270,204

Total	$319,708

e)	Financial Accounting Standards Board Interpretation No. 48 — On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. The Fund adopted FIN 48 for fiscal years beginning after December 15, 2006. Management has evaluated the implications of FIN 48 for all open tax years (tax years ended October 31, 2006 – 2008) and has determined there is no impact to the Fund’s financial statements.

21

The Hartford Floating Rate Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
4.	Expenses:
a)	Investment Management Agreements — Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with The Hartford Mutual Funds, Inc. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the six-month period ended April 30, 2009; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.6500%
On next $4.5 billion	0.6000%
On next $5 billion	0.5800%
Over $10 billion	0.5700%
b)	Accounting Services Agreement — Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting service fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%
c)	Operating Expenses — Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the six-month period ended April 30, 2009, HIFSCO has permanently limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.00%	1.75%	1.75%	0.75%	1.25%	1.00%	0.85%	0.75%
d)	Fees Paid Indirectly — The Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the six-month period ended April 30, 2009, this amount is included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

22

	Annualized
	Six-Month
	Period	Year Ended	Year Ended		Year Ended	Year Ended
	Ended April	October 31,	October 31,		October 31,	October 31,
	30, 2009	2008	2007		2006	2005
Class A Shares	1.00%	0.99%	0.96%		0.50%	0.29	%*
Class B Shares	1.75	1.75	1.75		1.35	1.04	†
Class C Shares	1.75	1.75	1.74		1.28	1.02	‡
Class I Shares	0.75	0.74	0.71		0.43 §
Class R3 Shares	1.25	1.25	1.24	**
Class R4 Shares	1.00	1.00	1.00	††
Class R5 Shares	0.85	0.85	0.85	‡‡
Class Y Shares	0.72	0.69	0.68		0.15	0.01	§§

*	From April 29, 2005 (commencement of operations), through October 31, 2005

†	From April 29, 2005 (commencement of operations), through October 31, 2005

‡	From April 29, 2005 (commencement of operations), through October 31, 2005

§	From August 31, 2006 (commencement of operations), through October 31, 2006

**	From December 22, 2006 (commencement of operations), through October 31, 2007

††	From December 22, 2006 (commencement of operations), through October 31, 2007

‡‡	From December 22, 2006 (commencement of operations), through October 31, 2007

§§	From April 29, 2005 (commencement of operations), through October 31, 2005
e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares — HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2009, HIFSCO received front-end load sales charges of $432 and contingent deferred sales charges of $291 from the Fund.

The Fund has adopted Distribution and Service Plans in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Funds provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of only up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2009, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $26. These commissions are in turn paid to sales representatives of the broker/dealers.

23

The Hartford Floating Rate Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
f)	Other Related Party Transactions — Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2009, a portion of the Fund’s chief compliance officer’s salary was paid by the Fund in the amount of $3. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO was compensated $846 for providing such services. These fees are accrued daily and paid monthly.
5.	Investment Transactions:

For the six-month period ended April 30, 2009, the Fund’s aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$740,303
Sales Proceeds Excluding U.S. Government Obligations	503,490
6.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2009 and the year ended October 31, 2008:

	For the Six-Month Period Ended April 30, 2009					For the Year Ended October 31, 2008
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	60,450	2,034	(48,520)	—	13,964	42,614	5,242	(149,657)	—	(101,801)
Amount	$409,361	$13,580	$(323,979)	$—	$98,962	$388,034	$47,024	$(1,353,632)	$—	$(918,574)
Class B
Shares	591	92	(982)	—	(299)	1,045	190	(2,862)	—	(1,627)
Amount	$4,002	$613	$(6,584)	$—	$(1,969)	$9,526	$1,692	$(25,588)	$—	$(14,370)
Class C
Shares	15,146	2,121	(23,505)	—	(6,238)	22,066	5,084	(95,489)	—	(68,339)
Amount	$102,668	$14,103	$(156,044)	$—	$(39,273)	$202,059	$45,465	$(856,498)	$—	$(608,974)
Class I
Shares	13,055	627	(7,590)	—	6,092	22,355	1,270	(41,211)	—	(17,586)
Amount	$88,050	$4,188	$(50,416)	$—	$41,822	$201,916	$11,319	$(369,073)	$—	$(155,838)
Class R3
Shares	99	3	(24)	—	78	49	3	(5)	—	47
Amount	$670	$20	$(158)	$—	$532	$451	$29	$(44)	$—	$436
Class R4
Shares	28	3	(18)	—	13	85	3	(17)	—	71
Amount	$182	$17	$(122)	$—	$77	$782	$25	$(150)	$—	$657
Class R5
Shares	—	—	(10)	—	(10)	1	1	(10)	—	(8)
Amount	$1	$1	$(70)	$—	$(68)	$6	$9	$(91)	$—	$(76)
Class Y
Shares	1,354	353	(5,894)	—	(4,187)	3,794	635	(1,350)	—	3,079
Amount	$9,083	$2,342	$(39,461)	$—	$(28,036)	$32,823	$5,625	$(11,830)	$—	$26,618
The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued and Class B shares redeemed) for the six-month period ended April 30, 2009 and the year ended October 31, 2008:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2009	48	$324
For the Year Ended October 31, 2008	65	$561

24

7.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. During the six-month period ended April 30, 2009, the Fund did not have any borrowings under this facility.

25

The Hartford Floating Rate Fund
Financial Highlights — (Unaudited)

	- Selected Per-Share Data - (a)													- Ratios and Supplemental Data -
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
															Net Assets		Net Assets		Net Assets
				Net											Before		After		After
				Realized											Waivers		Waivers		Waivers
				and Un-											and		and		and
				realized			Distrib-			Net					Reimburse-		Reimburse-		Reimburse-		Ratio of
		Net	Pay-	Gain		Dividends	utions			Increase	Net				ments and		ments and		ments and		Net Invest-		Port-
	Net Asset	Invest-	ments	(Loss)		from Net	from	Distri-		(Decrease)	Asset			Net Assets	Including		Including		Excluding		ment		folio
	Value at	ment	from	on	Total from	Invest-	Realized	butions	Total	in Net	Value at			at End of	Expenses		Expenses		Expenses		Income to		Turn-
	Beginning	Income	(to)	Invest-	Investment	ment	Capital	from	Distri-	Asset	End of	Total		Period	not Subject		not Subject		not Subject		Average		over
Class	of Period	(Loss)	Affiliate	ments	Operations	Income	Gains	Capital	butions	Value	Period	Return(b)		(000’s)	to Cap(c)		to Cap(c)		to Cap(c)		Net Assets		Rate(d)
For the Six-Month Period Ended April 30, 2009 (Unaudited) (e)
A	$7.13	$0.20	$—	$0.17	$0.37	$(0.21)	$—	$—	$(0.21)	$0.16	$7.29	5.58	%(f)	$846,236	1.06	%(g)	1.00	%(g)	1.00	%(g)	6.18	%(g)	33%
B	7.13	0.18	—	0.16	0.34	(0.19)	—	—	(0.19)	0.15	7.28	5.04	(f)	39,126	1.90	(g)	1.75	(g)	1.75	(g)	5.47	(g)	—
C	7.13	0.18	—	0.16	0.34	(0.19)	—	—	(0.19)	0.15	7.28	5.04	(f)	849,711	1.82	(g)	1.75	(g)	1.75	(g)	5.47	(g)	—
I	7.13	0.21	—	0.17	0.38	(0.22)	—	—	(0.22)	0.16	7.29	5.69	(f)	219,084	0.79	(g)	0.75	(g)	0.75	(g)	6.44	(g)	—
R3	7.14	0.19	—	0.17	0.36	(0.21)	—	—	(0.21)	0.15	7.29	5.29	(f)	1,121	1.52	(g)	1.25	(g)	1.25	(g)	5.88	(g)	—
R4	7.13	0.21	—	0.15	0.36	(0.21)	—	—	(0.21)	0.15	7.28	5.43	(f)	619	1.20	(g)	1.00	(g)	1.00	(g)	6.14	(g)	—
R5	7.15	0.20	—	0.16	0.36	(0.22)	—	—	(0.22)	0.14	7.29	5.36	(f)	18	0.99	(g)	0.85	(g)	0.85	(g)	6.39	(g)	—
Y	7.13	0.21	—	0.16	0.37	(0.22)	—	—	(0.22)	0.15	7.28	5.58	(f)	69,902	0.72	(g)	0.72	(g)	0.72	(g)	6.53	(g)	—
For the Year Ended October 31, 2008
A	9.79	0.55	—	(2.68)	(2.13)	(0.53)	—	—	(0.53)	(2.66)	7.13	(22.71)		728,882	0.99		0.99		0.99		6.02		18
B	9.79	0.47	—	(2.67)	(2.20)	(0.46)	—	—	(0.46)	(2.66)	7.13	(23.30)		40,440	1.81		1.75		1.75		5.23		—
C	9.78	0.47	—	(2.66)	(2.19)	(0.46)	—	—	(0.46)	(2.65)	7.13	(23.24)		876,501	1.75		1.75		1.75		5.25		—
I	9.79	0.57	—	(2.68)	(2.11)	(0.55)	—	—	(0.55)	(2.66)	7.13	(22.51)		171,007	0.74		0.74		0.74		6.28		—
R3	9.79	0.52	—	(2.66)	(2.14)	(0.51)	—	—	(0.51)	(2.65)	7.14	(22.80)		544	1.45		1.25		1.25		5.63		—
R4	9.78	0.54	—	(2.66)	(2.12)	(0.53)	—	—	(0.53)	(2.65)	7.13	(22.63)		515	1.15		1.00		1.00		5.71		—
R5	9.81	0.56	—	(2.68)	(2.12)	(0.54)	—	—	(0.54)	(2.66)	7.15	(22.55)		90	0.86		0.85		0.85		6.24		—
Y	9.78	0.57	—	(2.66)	(2.09)	(0.56)	—	—	(0.56)	(2.65)	7.13	(22.39)		98,315	0.69		0.69		0.69		6.23		—
For the Year Ended October 31, 2007
A	10.11	0.66	—	(0.31)	0.35	(0.67)	—	—	(0.67)	(0.32)	9.79	3.54		1,996,644	0.96		0.96		0.96		6.61		62
B	10.11	0.58	—	(0.31)	0.27	(0.59)	—	—	(0.59)	(0.32)	9.79	2.72		71,403	1.80		1.75		1.75		5.84		—
C	10.11	0.59	—	(0.32)	0.27	(0.60)	—	—	(0.60)	(0.33)	9.78	2.67		1,870,911	1.74		1.74		1.74		5.86		—
I	10.11	0.70	—	(0.32)	0.38	(0.70)	—	—	(0.70)	(0.32)	9.79	3.84		406,906	0.71		0.71		0.71		6.88		—
R3(h)	10.09	0.54	—	(0.31)	0.23	(0.53)	—	—	(0.53)	(0.30)	9.79	2.31	(f)	285	1.75	(g)	1.25	(g)	1.25	(g)	6.59	(g)	—
R4(i)	10.09	0.56	—	(0.32)	0.24	(0.55)	—	—	(0.55)	(0.31)	9.78	2.42	(f)	10	1.18	(g)	1.00	(g)	1.00	(g)	6.58	(g)	—
R5(j)	10.09	0.58	—	(0.29)	0.29	(0.57)	—	—	(0.57)	(0.28)	9.81	2.90	(f)	205	0.86	(g)	0.85	(g)	0.85	(g)	6.81	(g)	—
Y	10.11	0.69	—	(0.32)	0.37	(0.70)	—	—	(0.70)	(0.33)	9.78	3.73		104,762	0.68		0.68		0.68		6.92		—
For the Year Ended October 31, 2006
A	10.09	0.62	—	0.02	0.64	(0.62)	—	—	(0.62)	0.02	10.11	6.56		1,500,394	0.98		0.50		0.50		6.71		33
B	10.08	0.54	—	0.03	0.57	(0.54)	—	—	(0.54)	0.03	10.11	5.79		42,182	1.83		1.35		1.35		5.84		—
C	10.08	0.55	—	0.03	0.58	(0.55)	—	—	(0.55)	0.03	10.11	5.86		828,910	1.77		1.28		1.28		5.93		—
I(k)	10.11	0.12	—	—	0.12	(0.12)	—	—	(0.12)	—	10.11	1.21	(f)	61,805	0.74	(g)	0.43	(g)	0.43	(g)	7.99	(g)	—
Y	10.08	0.66	—	0.02	0.68	(0.65)	—	—	(0.65)	0.03	10.11	7.00		50,896	0.65		0.15		0.15		6.89		—
From (commencement of operations) April 29, 2005, through October 31, 2005
A(l)	10.00	0.22	—	0.08	0.30	(0.21)	—	—	(0.21)	0.09	10.09	3.06	(f)	169,485	1.03	(g)	0.29	(g)	0.29	(g)	5.68	(g)	15
B(m)	10.00	0.19	—	0.08	0.27	(0.19)	—	—	(0.19)	0.08	10.08	2.66	(f)	5,659	1.89	(g)	1.04	(g)	1.04	(g)	4.91	(g)	—
C(n)	10.00	0.18	—	0.09	0.27	(0.19)	—	—	(0.19)	0.08	10.08	2.67	(f)	92,710	1.79	(g)	1.02	(g)	1.02	(g)	5.03	(g)	—
Y(o)	10.00	0.23	—	0.08	0.31	(0.23)	—	—	(0.23)	0.08	10.08	3.10	(f)	10,062	0.73	(g)	0.01	(g)	0.01	(g)	6.06	(g)	—

(a)	Information presented relates to a share outstanding throughout the indicated period.

(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	Per share amounts have been calculated using average shares outstanding method.

(f)	Not annualized.

(g)	Annualized.

(h)	Commenced operations on December 22, 2006.

(i)	Commenced operations on December 22, 2006.

(j)	Commenced operations on December 22, 2006.

(k)	Commenced operations on August 31, 2006.

(l)	Commenced operations on April 29, 2005.

(m)	Commenced operations on April 29, 2005.

(n)	Commenced operations on April 29, 2005.

(o)	Commenced operations on April 29, 2005.

26

The Hartford Floating Rate Fund
Directors and Officers (Unaudited)
The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.
Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and three of the Fund’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which collectively consist of 100 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.
The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.
Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its officers or directors who are employed by The Hartford.
Non-Interested Directors
Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.
Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.
Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies.
Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee is Chairman and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions. Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm, from August 2004 to August 2005. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).
William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

27

The Hartford Floating Rate Fund
Directors and Officers (Unaudited) – (continued)
Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.
Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.
Interested Directors and Officers
Thomas M. Marra* (1958) Director since 2002
Mr. Marra has served as President and Chief Operating Officer of The Hartford Financial Services Group, Inc. (“The Hartford”) since 2007. Mr. Marra currently serves as Director of Hartford Life, Inc. (“HL, Inc.”). Mr. Marra served as Chief Operating Officer of Hartford Life Insurance Company, Inc. (“Hartford Life”) (2000-2008), as President of Hartford Life (2002-2008) and as Director of Hartford Life’s Investment Products Division from 1998 to 2000.

*	On February 24, 2009, The Hartford and Mr. Marra determined to enter into a mutually agreed separation whereby Mr. Marra will retire, and his role as an executive officer and employee of The Hartford will terminate, effective July 3, 2009. Mr. Marra will resign his position as a Director of the Fund effective June 25, 2009.
Lowndes A. Smith (1939) Director since 2002, Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.
John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as Chief Executive Officer, President and Director of HL, Inc. Mr. Walters previously served as President of the U.S. Wealth Management Division of Hartford Life, Inc., as Co-Chief Operating Officer of Hartford Life Insurance Company (2007-2008) and as Executive Vice President and Director of its Investment Products Division (2000-2008). Mr. Walters also serves as Chairman of the Board, Chief Executive Officer, President and Director of Hartford Life Insurance Company and as Executive Vice President of The Hartford. In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”).

*	Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 – 2009).
Other Officers
Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 – 2009))
Mr. Arena serves as Executive Vice President of Hartford Life Insurance Company, (“Hartford Life”). Additionally, Mr. Arena is Director and Senior Vice President of Hartford Administrative Services Company, (“HASCO”), Manager, Chief Executive Officer and President of Hartford Investment Financial Services, LLC (“HIFSCO”) and HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division. Mr. Arena joined American Skandia in 1996.
Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.
Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006 and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury, (the “Treasury”), from 2001 to 2006 where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network, (“FinCEN”) from 2005 – 2006.

28

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life Insurance Company. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.
Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant General Counsel and Assistant Vice President of The Hartford and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, Assistant Vice President of Hartford Life, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.
Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life and as Director of its Investment Advisory Group in the Individual Markets Group segment. He also serves as Senior Vice President of HIFSCO and HL Advisors. Prior to joining The Hartford in 2004, Mr. Meyer was with MassMutual which he joined in 1987.
D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life where he serves as Director of mutual fund product management for The Hartford’s mutual funds and 529 college savings businesses. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.
Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 – 2007.
HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2008 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

29

The Hartford Floating Rate Fund
Expense Example (Unaudited)
Your Fund’s Expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2008 through April 30, 2009.
Actual Expenses
The first column of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	October 31, 2008	Beginning	Ending Account	October 31,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2008 through	expense	1/2	full
	October 31, 2008	April 30, 2009	April 30, 2009	October 31, 2008	April 30, 2009	April 30, 2009	ratio	year	year
Class A	$1,000.00	$1,055.75	$5.09	$1,000.00	$1,019.83	$5.00	1.00%	181	365
Class B	$1,000.00	$1,050.39	$8.89	$1,000.00	$1,016.11	$8.74	1.75	181	365
Class C	$1,000.00	$1,050.42	$8.89	$1,000.00	$1,016.11	$8.74	1.75	181	365
Class I	$1,000.00	$1,056.89	$3.82	$1,000.00	$1,021.07	$3.75	0.75	181	365
Class R3	$1,000.00	$1,052.92	$6.36	$1,000.00	$1,018.59	$6.25	1.25	181	365
Class R4	$1,000.00	$1,054.30	$5.09	$1,000.00	$1,019.83	$5.00	1.00	181	365
Class R5	$1,000.00	$1,053.57	$4.32	$1,000.00	$1,020.57	$4.25	0.85	181	365
Class Y	$1,000.00	$1,055.84	$3.67	$1,000.00	$1,021.22	$3.60	0.72	181	365

30

The Hartford Fundamental Growth Fund

The Hartford Fundamental Growth Fund
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 5/24/01—4/30/09
Growth of a $10,000 investment in Class A which includes Sales Charge
Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Investment objective—Seeks long-term capital appreciation.
Average Annual Total Returns(2,3) (as of 4/30/09)

	Inception	1	5	Since
	Date	Year	Year	Inception

Fundamental Growth A#	5/24/01	-36.18%	-1.75%	-2.13%
Fundamental Growth A##	5/24/01	-39.69%	-2.85%	-2.82%
Fundamental Growth B#	5/24/01	-36.65%	-2.48%	-2.84%
Fundamental Growth B##	5/24/01	-39.82%	-2.83%	-2.84%
Fundamental Growth C#	5/24/01	-36.71%	-2.46%	-2.84%
Fundamental Growth C##	5/24/01	-37.34%	-2.46%	-2.84%
Fundamental Growth Y#	5/24/01	-35.85%	-1.28%	-1.67%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(3)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2009, which excludes investment transactions as of this date.
Portfolio Manager
Francis J. Boggan, CFA
Senior Vice President, Partner
How did the Fund perform?
The Class A shares of The Hartford Fundamental Growth Fund returned -2.11%, before sales charge, for the six-month period ended April 30, 2009, underperforming its benchmark, the Russell 1000 Growth Index, which returned -1.52% for the same period. The Fund also slightly underperformed the -1.99% return of the average fund in the Lipper Large Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
After posting steep losses in 2008 and the first part of 2009 amid increasing signs of a deeper and more protracted recession, U.S. equities staged a sharp rebound in March as favorable news flow from a few large financial institutions signaled to investors that the troubled Financials sector may be starting to stabilize. Adding fuel to the recovery was the U.S. Treasury Department’s updated plan to clean up bank balance sheets.
In this environment, mid cap stocks (-0.2%) outperformed small (-8.4%) and large cap stocks (-8.5%), as measured by the S&P MidCap 400, Russell 2000 and S&P 500 indices, respectively. Growth stocks (-2%) significantly outperformed Value stocks

2

(-13%), as measured by the Russell 1000 Growth and Russell 1000 Value indexes, respectively. Within the Russell 1000 Growth Index, four of the ten broad economic sectors posted positive returns. Materials (8%) and Consumer Discretionary (7%) had the strongest returns while Financials (-11%) and Energy (-9%) lagged the most.
The Fund underperformed the benchmark during the period due to weak stock selection across several sectors, particularly Health Care, Materials and Financials. Sector positioning, a result of bottom-up (i.e. stock by stock fundamental research) stock selection, contributed modestly to benchmark-relative (i.e. performance of the Fund as measured against the benchmark) returns but not enough to offset results from stock selection. Our overweight (i.e. the Fund’s sector position was greater than the benchmark position) allocations to Information Technology, Health Care and Telecommunication Services and our underweight (i.e. the Fund’s sector position was less than the benchmark position) to Consumer Staples contributed the most to relative returns.
The three largest detractors from benchmark-relative performance were AFLAC (Financials), NII Holdings (Telecommunication Services) and JPMorgan Chase (Financials). Shares of AFLAC, a supplemental health and life insurance company, declined due to continued investor concerns over the company’s investment portfolio of European financial hybrid debt securities. We eliminated our position in NII Holdings, a wireless communication services provider in Mexico, Brazil, Argentina and Peru, amid concerns over the effects of a global economic slowdown on Latin American economies. Shares of global diversified bank JPMorgan Chase declined due to the company’s exposures to consumer and large corporate credit. We eliminated our position in the stock during the period. A notable detractor from absolute (i.e. total return) returns was Genzyme (Health Care).
Top contributors to relative and absolute performance included Kohl’s (Consumer Discretionary), Flowserve (Industrials) and Petrol Brasilieros (Energy). Shares of Kohl’s, a family-focused, value-oriented specialty department store, rose following better-than-expected sales results and as investors began to anticipate a potential recovery in consumer spending. Shares of Flowserve, a manufacturer of flow control systems for the power, oil & gas, and chemical industries, rallied as investors’ concerns eased over the company’s capital expenditures across their end markets. Brazilian oil and gas exploration and producer Petrol Brasilieros benefited as oil prices rallied and investors focused on the firm’s large upstream potential.
What is the outlook?
While investors have stopped worrying—for the moment—about the solvency of the banking system and the freezing of global credit, that concern has shifted to implications of government involvement in private enterprise and the troubling trajectories of unemployment and corporate profits. The Fund seeks to add value through bottom-up security selection, with a goal of creating a diversified portfolio of high-quality growth companies with attractive valuations. Investment decisions are based primarily on independent, bottom-up, fundamental research. As of the end of the period, the Fund was most overweight Information Technology, Financials, and Energy and most underweight Consumer Staples, Industrials, and Utilities relative to the Russell 1000 Growth Index.
Diversification by Industry
as of April 30, 2009

Percentage of
Industry	Net Assets
Capital Goods	8.5%
Consumer Durables & Apparel	3.2
Consumer Services	1.2
Diversified Financials	2.1
Energy	10.0
Food & Staples Retailing	4.4
Food, Beverage & Tobacco	2.2
Health Care Equipment & Services	5.6
Household & Personal Products	1.8
Insurance	3.8
Materials	3.4
Media	1.1
Pharmaceuticals, Biotechnology & Life Sciences	7.8
Retailing	5.1
Semiconductors & Semiconductor Equipment	3.6
Software & Services	15.4
Technology Hardware & Equipment	18.1
Telecommunication Services	1.1
Transportation	1.0
Short-Term Investments	1.4
Other Assets and Liabilities	(0.8)

Total	100.0%

3

The Hartford Fundamental Growth Fund
Schedule of Investments
April 30, 2009 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS—99.4%
	Capital Goods—8.5%
23	Deere & Co.	$941
14	Flowserve Corp.	930
30	Honeywell International, Inc.	927
13	Precision Castparts Corp.	936

		3,734

	Consumer Durables & Apparel—3.2%
26	Coach, Inc. •	625
17	D.R. Horton, Inc.	219
10	NIKE, Inc. Class B	545

		1,389

	Consumer Services—1.2%
10	McDonald’s Corp.	528

	Diversified Financials—2.1%
22	Ameriprise Financial, Inc.	587
3	Goldman Sachs Group, Inc.	347

		934

	Energy—10.0%
12	Apache Corp.	896
29	Atwood Oceanics, Inc. •	654
9	Hess Corp.	504
16	Marathon Oil Corp.	472
13	Nabors Industries Ltd. •	201
18	National Oilwell Varco, Inc. •	536
14	Petroleo Brasileiro S.A. ADR	463
3	Transocean, Inc. •	189
11	Ultra Petroleum Corp. •	471

		4,386

	Food & Staples Retailing—4.4%
39	CVS/Caremark Corp.	1,236
13	Wal-Mart Stores, Inc.	676

		1,912

	Food, Beverage & Tobacco—2.2%
10	PepsiCo, Inc.	517
12	Philip Morris International, Inc.	427

		944

	Health Care Equipment & Services—5.6%
13	Covidien Ltd.	439
17	Medtronic, Inc.	531
12	St. Jude Medical, Inc. •	402
27	UnitedHealth Group, Inc.	630
11	Wellpoint, Inc. •	479

		2,481

	Household & Personal Products—1.8%
16	Procter & Gamble Co.	771

	Insurance—3.8%
36	Aflac, Inc.	1,049
64	Assured Guaranty Ltd.	622

		1,671

	Materials—3.4%
6	Freeport-McMoRan Copper & Gold, Inc.	252
7	Monsanto Co.	620
7	Potash Corp. of Saskatchewan, Inc.	614

		1,486

	Media—1.1%
21	Walt Disney Co	464

	Pharmaceuticals, Biotechnology & Life Sciences—7.8%
10	Abbott Laboratories	418
8	Amgen, Inc. •	397
25	AstraZeneca plc ADR	857
17	Celgene Corp. •	709
10	Genzyme Corp. •	507
7	Johnson & Johnson	346
4	Teva Pharmaceutical Industries Ltd. ADR	180

		3,414

	Retailing—5.1%
16	Kohl’s Corp. •	730
31	Lowe’s Co., Inc.	662
40	Staples, Inc.	815

		2,207

	Semiconductors & Semiconductor Equipment—3.6%
46	Intel Corp.	721
88	Micron Technology, Inc. •	427
23	Texas Instruments, Inc.	414

		1,562

	Software & Services—15.4%
27	Accenture Ltd. Class A	786
13	Alliance Data Systems Corp. •	532
2	Google, Inc. •	919
81	Microsoft Corp.	1,641
68	Oracle Corp. •	1,305
9	Visa, Inc.	611
57	Western Union Co.	956

		6,750

	Technology Hardware & Equipment—18.1%
8	Apple, Inc. •	1,032
69	Cisco Systems, Inc. •	1,331
54	Corning, Inc.	794
47	EMC Corp. •	593
42	Hewlett-Packard Co.	1,507
14	International Business Machines Corp.	1,435
23	NetApp, Inc. •	419
20	Qualcomm, Inc.	825

		7,936

	Telecommunication Services—1.1%
18	AT&T, Inc.	464

	Transportation—1.0%
13	Norfolk Southern Corp.	464

	Total common stocks (cost $44,656)	$43,497

	Total long-term investments (cost $44,656)	$43,497

SHORT-TERM INVESTMENTS—1.4%
	Repurchase Agreements—1.4%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $148, collateralized by GNMA 4.50% - 6.50%, 2038—2039, value of $151)
$147	0.18%, 04/30/2009	$147
The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS—1.4% — (continued)
	Repurchase Agreements—1.4% — (continued)

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $177, collateralized by FHLMC 4.50%—6.50%, 2035—2039, FNMA 4.50%—6.50%, 2034 - 2047, value of $180)

$177	0.17%, 04/30/2009		$177

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $247, collateralized by FHLMC 4.00%—7.00%, 2021—2039, FNMA 6.00%—7.00%, 2034 - 2038, GNMA 4.50%—7.00%, 2024—2039, value of $252)

247	0.17%, 04/30/2009		247
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $1, collateralized by U.S. Treasury Bond 7.50%, 2024, value of $1)
1	0.14%, 04/30/2009		1
	UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $53, collateralized by FHLMC 8.00%—15.00%, 2009—2021, FNMA 3.50%—15.50%, 2012—2039, value of $54)
53	0.16%, 04/30/2009		53

			625

	Total short-term investments (cost $625)		$625

	Total investments (cost $45,281) ▲	100.8%	$44,122
	Other assets and liabilities	(0.8)%	(367)

	Total net assets	100.0%	$43,755

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 4.83% of total net assets at April 30, 2009.

▲	At April 30, 2009, the cost of securities for federal income tax purposes was $46,761 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$2,670
Unrealized Depreciation	(5,309)

Net Unrealized Depreciation	$(2,639)

•	Currently non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.
FAS 157 Disclosure of Investment Valuation Hierarchy Levels

Assets:
Investment in securities — Level 1	$43,497
Investment in securities — Level 2	625

Total	$44,122

The accompanying notes are an integral part of these financial statements.

5

The Hartford Fundamental Growth Fund
Statement of Assets and Liabilities
April 30, 2009 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at fair value (cost $45,281)	$44,122
Cash	1
Foreign currency on deposit with custodian (cost $—)	—
Receivables:
Investment securities sold	178
Fund shares sold	87
Dividends and interest	60
Other assets	58

Total assets	44,506

Liabilities:
Payables:
Investment securities purchased	614
Fund shares redeemed	107
Investment management fees	6
Distribution fees	3
Accrued expenses	21

Total liabilities	751

Net assets	$43,755

Summary of Net Assets:
Capital stock and paid-in-capital	65,245
Accumulated undistributed net investment income	91
Accumulated net realized loss on investments	(20,422)
Unrealized depreciation of investments and the translation of assets and liabilities denominated in foreign currency	(1,159)

Net assets	$43,755

Shares authorized	300,000

Par value	$0.001

Class A: Net asset value per share/Maximum offering price per share	$7.41/$7.84

Shares outstanding	2,801

Net assets	$20,750

Class B: Net asset value per share	$7.00

Shares outstanding	783

Net assets	$5,486

Class C: Net asset value per share	$7.00

Shares outstanding	993

Net assets	$6,952

Class Y: Net asset value per share	$7.66

Shares outstanding	1,380

Net assets	$10,567

The accompanying notes are an integral part of these financial statements.

6

The Hartford Fundamental Growth Fund
Statement of Operations
For the Six Month Period Ended April 30, 2009 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$401
Interest	1
Securities lending	11
Less: Foreign tax withheld	—

Total investment income	413

Expenses:
Investment management fees	189
Transfer agent fees	67
Distribution fees
Class A	25
Class B	26
Class C	34
Custodian fees	4
Accounting services	2
Registration and filing fees	20
Board of Directors’ fees	1
Audit fees	3
Other expenses	11

Total expenses (before waivers and fees paid indirectly)	382
Expense waivers	(40)
Transfer agent fee waivers	(19)
Commission recapture	(1)
Custodian fee offset	—

Total waivers and fees paid indirectly	(60)

Total expenses, net	322

Net investment income	91

Net Realized Loss on Investments:
Net realized loss on investments in securities	(14,004)

Net Realized Loss on Investments	(14,004)

Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	11,706
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	—

Net Changes in Unrealized Appreciation of Investments	11,706

Net Loss on Investments	(2,298)

Net Decrease in Net Assets Resulting from Operations	$(2,207)

The accompanying notes are an integral part of these financial statements.

7

The Hartford Fundamental Growth Fund
Statement of Changes in Net Assets
(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2009	Year Ended
	(Unaudited)	October 31, 2008
Operations:
Net investment income (loss)	$91	$(195)
Net realized loss on investments	(14,004)	(6,345)
Net unrealized appreciation (depreciation) of investments	11,706	(20,038)

Net decrease in net assets resulting from operations	(2,207)	(26,578)

Distributions to Shareholders:
From net realized gain on investments
Class A	—	(4,325)
Class B	—	(1,393)
Class C	—	(1,555)
Class Y	—	(42)

Total distributions	—	(7,315)

Capital Share Transactions:
Class A	(2,420)	4,220
Class B	(544)	(339)
Class C	(977)	1,595
Class Y	512	11,577

Net increase (decrease) from capital share transactions	(3,429)	17,053

Net decrease in net assets	(5,636)	(16,840)
Net Assets:
Beginning of period	49,391	66,231

End of period	$43,755	$49,391

Accumulated undistributed net investment income (loss)	$91	$—

The accompanying notes are an integral part of these financial statements.

8

The Hartford Fundamental Growth Fund
Notes to Financial Statements
April 30, 2009 (Unaudited)
(000’s Omitted)
1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-two portfolios. Financial statements for The Hartford Fundamental Growth Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares are sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and except that Class B shares automatically convert to Class A shares after 8 years.

Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments will be allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). After the Close Date, existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).
a)	Security Transactions and Investment Income—Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)	Security Valuation—The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary markets, but before the close of the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market

9

The Hartford Fundamental Growth Fund
Notes to Financial Statements—(continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, ADR’s, exchange traded funds (“ETF’s”)) after the close of the foreign markets but before the close of the Exchange. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

A forward currency contract shall be valued based on the price of the underlying currency at the prevailing interpolated exchange rate, which is a combination of the spot currency rate and the forward currency rate. Spot currency rates and forward currency rates are obtained from an independent pricing service on a daily basis not more than one hour before the Valuation Time.

c)	Foreign Currency Transactions—The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates on portfolio securities from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)	Securities Lending—The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are fully collateralized at all times with cash and/or U.S. Government Securities and/or repurchase agreements. The cash collateral is then invested in short-term money market instruments. The repurchase agreements are fully collateralized by U.S. Government Securities. The adequacy of the collateral for securities on loan is monitored on a daily basis. For instances where the market value of collateral falls below the market value of the securities out on loan, such collateral is supplemented on the following business day.

While securities are on loan, the Fund is subject to the following risks: 1) that the borrower may default on the loan and that the collateral could be inadequate in the event the borrower defaults, 2) that the earnings on the collateral invested may not be sufficient to pay fees incurred in connection with the loan, 3) that the principal value of the collateral invested may decline and may not be sufficient to pay back the borrower for the amount of the collateral posted, 4) that the borrower may use the loaned securities to cover a short sale which may place downward pressure on the market

10

prices of the loaned securities, 5) that return of loaned securities could be delayed and could interfere with portfolio management decisions and 6) that any efforts to recall the securities for purposes of voting a proxy may not be effective. The Fund had no securities out on loan as of April 30, 2009.

e)	Joint Trading Account—Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Wellington Management Company, LLP (“Wellington”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

f)	Repurchase Agreements—A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2009.

g)	Forward Foreign Currency Contracts—The Fund may enter into forward foreign currency contracts that obligate the Fund to repurchase/replace or sell currencies at specified future dates. Forward foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

Forward foreign currency contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar.

h)	Fund Share Valuation and Dividend Distributions to Shareholders—Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income are declared and paid annually. Dividends are paid on shares beginning on the business day after the day when the funds used to purchase the shares are collected by the transfer agent for the Fund. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences include but are not limited to foreign currency gains and losses, losses deferred due to wash sales adjustments, adjustments related to Passive Foreign Investment Companies and certain derivatives, and excise tax regulations. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

i)	Use of Estimates—The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

11

The Hartford Fundamental Growth Fund
Notes to Financial Statements—(continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
j)	Financial Accounting Standards Board Financial Accounting Standards No. 157—Effective November 1, 2008, the Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. Fair value is defined under FAS 157 as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Under FAS 157, a fair value measurement should reflect all of the assumptions that market participants would use in pricing the asset or liability, including assumptions about the risk inherent in a particular valuation technique, the effect of a restriction on the sale or use of an asset, and the risk of nonperformance.

Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized, per FAS 157, into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 — Quoted prices in active markets for identical securities. Level 1 includes exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•	Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 includes debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services and foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•	Level 3 — Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes and require significant management judgment or estimation. This category includes broker quoted securities, long dated OTC options and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a good representation of exit price.
Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

FAS 157 also requires that a roll forward reconciliation be shown for all Level 3 securities from the beginning of the reporting period to the end of the reporting period. Part of this reconciliation includes transfers in and/or out of Level 3. For purposes of this reconciliation, transfers in are shown at the end of period fair value and transfers out are shown at the beginning of period fair value. During the six-month period ended April 30, 2009, the Fund held no Level 3 securities.

Refer to the valuation hierarchy levels summary found following the Schedule of Investments.

FASB Staff Position No. 157-4—In April 2009, FASB released FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP FAS 157-4”). FSP FAS 157-4 provides additional guidance on determining whether a market for a financial asset is not active and a transaction is not distressed when measuring fair value under FAS 157. The FSP also requires additional disclosure detail on debt and equity securities by major investment categories. FSP FAS 157-4 is effective for interim and annual periods ending after June 15, 2009. At this time, management is evaluating the implications of FSP FAS 157-4 and does not believe it will impact valuation but will require additional disclosure. This additional disclosure has not yet been implemented.

k)	Financial Accounting Standards Board Financial Accounting Standards No. 161—In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging

12

Activities” (“FAS 161”). FAS 161 requires companies to disclose information detailing the objectives and strategies for using derivative instruments, the level of derivative activity entered into by the company and any credit risk-related contingent features of the agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and has not yet implemented the new disclosure standard.

l)	Indemnifications: Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Federal Income Taxes:
a)	Federal Income Taxes—For federal income tax purposes, the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and the Fund intends to distribute substantially all of its income and gains during the calendar year ending December 31, 2009. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

For the Year Ended
October 31, 2008
Ordinary Income	$6,221
Long-Term Capital Gains *	1,094

*	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC code Sec. 852(b)(3)(C).

As of October 31, 2008, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Accumulated Capital Losses*	$(4,937)
Unrealized Depreciation†	$(14,346)

Total Accumulated Deficit	$(19,283)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable to the tax deferral of wash sales losses, the mark-to-market adjustment for certain derivatives in accordance with IRC Sec. 1256, the mark to market for Passive Foreign Investment Companies and basis differences in real estate investment trusts.
c)	Reclassification of Capital Accounts—In accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Fund has recorded reclassifications in its capital accounts. These reclassifications had no impact on the NAV of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution

13

The Hartford Fundamental Growth Fund
Notes to Financial Statements—(continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. As of October 31, 2008, the Fund recorded reclassifications to increase undistributed net investment income by $195 and decrease paid in capital by $195.

d)	Capital Loss Carryforward—At October 31, 2008 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year	Amount
2016	$4,937

Total	$4,937

e)	Financial Accounting Standards Board Interpretation No. 48—On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. The Fund adopted FIN 48 for fiscal years beginning after December 15, 2006. Management has evaluated the implications of FIN 48 for all open tax years (tax years ended October 31, 2006 — 2008) and has determined there is no impact to the Fund’s financial statements.
4.	Expenses:
a)	Investment Management Agreements—Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with The Hartford Mutual Funds, Inc. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the six-month period ended April 30, 2009; the rates are accrued daily and paid monthly:

Annual Fee
On first $500 million	0.8500%
On next $500 million	0.8000%
On next $4 billion	0.7500%
On next $5 billion	0.7475%
Over $10 billion	0.7450%
b)	Accounting Services Agreement—Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives a fee of 0.01% on the Fund’s average net assets. The Fund’s accounting service fees are accrued daily and paid monthly.

c)	Operating Expenses—Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the six-month period ended April 30, 2009, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class Y
1.45%	2.20%	2.20%	1.05%

14

d)	Fees Paid Indirectly—The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the six-month period ended April 30, 2009, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Annualized
	Six-Month
	Period	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Ended April	October 31,	October 31,	October 31,	October 31,	October 31,
	30, 2009	2008	2007	2006	2005	2004
Class A Shares	1.34%	1.45%	1.47%	1.48%	1.57%	1.59%
Class B Shares	1.95	2.18	2.22	2.23	2.32	2.32
Class C Shares	2.13	2.20	2.20	2.23	2.32	2.25
Class Y Shares	1.04	0.96	1.02	1.05	1.13	1.08
e)	Distribution and Service Plan for Class A, B and C Shares—HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2009, HIFSCO received front-end load sales charges of $13 and contingent deferred sales charges of $4 from the Fund.

The Fund has adopted Distribution and Service Plans in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B and C shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Funds provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of only up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the Distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2009, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $1. These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions—Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2009, a portion of the Fund’s chief compliance officer’s salary was paid by the Fund in an amount, which rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO was compensated $60 for providing such services. These fees are accrued daily and paid monthly.

15

The Hartford Fundamental Growth Fund
Notes to Financial Statements—(continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
g)	Payments from Affiliate:

The total return in the accompanying financial highlights includes payment from affiliates. Had the payment from affiliates been excluded, the total return for the periods listed below would have been as follows:

			Impact from Payment
			from Affiliate for
	Impact from	Total Return	Transfer Agent
	Payment from	Excluding	Allocation	Total Return
	Affiliate for SEC	Payment from	Methodology	Excluding Payment
	Settlement for the	Affiliate for the	Reimbursements for	from Affiliate for
	Year Ended	Year Ended	the Year Ended	the Year Ended
	October 31, 2007	October 31, 2007	October 31, 2004	October 31, 2004
Class A	0.28%	26.24%	0.03%	2.21%
Class B	0.29	25.34	—	1.48
Class C	0.29	25.32	0.06	1.53
Class Y	0.28	26.83	—	—
5.	Investment Transactions:

For the six-month period ended April 30, 2009, the Fund’s aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$27,873
Sales Proceeds Excluding U.S. Government Obligations	29,613
6.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2009 and the year ended October 31, 2008:

	For the Six-Month Period Ended April 30, 2009					For the Year Ended October 31, 2008
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	232	—	(600)	—	(368)	755	357	(799)	—	313
Amount	$1,568	$—	$(3,988)	$—	$(2,420)	$8,345	$4,174	$(8,299)	$—	$4,220
Class B
Shares	34	—	(122)	—	(88)	77	118	(243)	—	(48)
Amount	$218	$—	$(762)	$—	$(544)	$819	$1,320	$(2,478)	$—	$(339)
Class C
Shares	78	—	(237)	—	(159)	210	126	(206)	—	130
Amount	$494	$—	$(1,471)	$—	$(977)	$2,279	$1,405	$(2,089)	$—	$1,595
Class Y
Shares	819	—	(830)	—	(11)	1,387	4	(27)	—	1,364
Amount	$5,905	$—	$(5,393)	$—	$512	$11,816	$41	$(280)	$—	$11,577
The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued and Class B shares redeemed) for the six-month period ended April 30, 2009 and the year ended October 31, 2008:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2009	6	$41
For the Year Ended October 31, 2008	5	$58

16

7.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. During the six-month period ended April 30, 2009, the Fund did not have any borrowings under this facility.

8.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

17

The Hartford Fundamental Growth Fund
Financial Highlights—(Unaudited)

	- Selected Per-Share Data - (a)											- Ratios and Supplemental Data -
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
															Net Assets		Net Assets		Net Assets
															Before		After		After
				Net											Waivers		Waivers		Waivers
				Realized											and		and		and		Ratio of
				and Un-			Distrib-			Net					Reimburse-		Reimburse-		Reimburse-		Net
		Net	Pay-	realized		Dividends	utions			Increase	Net				ments and		ments and		ments and		Invest-		Port-
	Net Asset	Invest-	ments	Gain		from Net	from	Distri-		(Decrease)	Asset			Net Assets	Including		Including		Excluding		ment		folio
	Value at	ment	from	(Loss) on	Total from	Invest-	Realized	butions	Total	in Net	Value at			at End of	Expenses		Expenses		Expenses		Income to		Turn-
	Beginning	Income	(to)	Invest-	Investment	ment	Capital	from	Distri-	Asset	End of	Total		Period	not Subject		not Subject		not Subject		Average		over
Class	of Period	(Loss)	Affiliate	ments	Operations	Income	Gains	Capital	butions	Value	Period	Return(b)		(000’s)	to Cap(c)		to Cap(c)		to Cap(c)		Net Assets		Rate(d)
For the Six-Month Period Ended April 30, 2009 (Unaudited)
A	$7.57	$0.02	$—	$(0.18)	$(0.16)	$—	$—	$—	$—	$(0.16)	$7.41	(2.11	)%(e)	$20,750	1.69	%(f)	1.35	%(f)	1.35	%(f)	0.51	%(f)	63%
B	7.18	—	—	(0.18)	(0.18)	—	—	—	—	(0.18)	7.00	(2.51	) (e)	5,486	2.58	(f)	1.95	(f)	1.95	(f)	(0.10	) (f)	—
C	7.18	(0.01)	—	(0.17)	(0.18)	—	—	—	—	(0.18)	7.00	(2.51	) (e)	6,952	2.40	(f)	2.13	(f)	2.13	(f)	(0.28	) (f)	—
Y	7.82	0.04	—	(0.20)	(0.16)	—	—	—	—	(0.16)	7.66	(1.92	) (e)	10,567	1.04	(f)	1.04	(f)	1.04	(f)	0.84	(f)	—
For the Year Ended October 31, 2008
A	13.95	(0.01)	—	(4.85)	(4.86)	—	(1.52)	—	(1.52)	(6.38)	7.57	(38.66)		23,989	1.48		1.45		1.45		(0.06)		110
B	13.40	(0.09)	—	(4.61)	(4.70)	—	(1.52)	—	(1.52)	(6.22)	7.18	(39.11)		6,254	2.30		2.19		2.19		(0.80)		—
C	13.41	(0.09)	—	(4.62)	(4.71)	—	(1.52)	—	(1.52)	(6.23)	7.18	(39.16)		8,276	2.21		2.20		2.20		(0.81)		—
Y	14.27	—	—	(4.93)	(4.93)	—	(1.52)	—	(1.52)	(6.45)	7.82	(38.24)		10,872	0.96		0.96		0.96		0.36		—
For the Year Ended October 31, 2007
A	11.02	(0.04)	0.04	2.93	2.93	—	—	—	—	2.93	13.95	26.59	(g)	39,831	1.50		1.47		1.47		(0.30)		159
B	10.66	(0.14)	0.04	2.84	2.74	—	—	—	—	2.74	13.40	25.70	(g)	12,307	2.30		2.22		2.22		(1.04)		—
C	10.67	(0.13)	0.04	2.83	2.74	—	—	—	—	2.74	13.41	25.68	(g)	13,703	2.22		2.20		2.20		(1.04)		—
Y	11.22	0.02	0.04	2.99	3.05	—	—	—	—	3.05	14.27	27.18	(g)	390	1.02		1.02		1.02		0.17		—
For the Year Ended October 31, 2006
A	10.26	0.02	—	0.81	0.83	(0.07)	—	—	(0.07)	0.76	11.02	8.07		40,215	1.68		1.50		1.50		0.14		123
B	9.94	(0.06)	—	0.78	0.72	—	—	—	—	0.72	10.66	7.24		13,162	2.47		2.25		2.25		(0.61)		—
C	9.94	(0.07)	—	0.80	0.73	—	—	—	—	0.73	10.67	7.34		13,065	2.39		2.25		2.25		(0.61)		—
Y	10.44	0.04	—	0.85	0.89	(0.11)	—	—	(0.11)	0.78	11.22	8.57		487	1.18		1.07		1.07		0.56		—
For the Year Ended October 31, 2005
A	9.14	0.08	—	1.04	1.12	—	—	—	—	1.12	10.26	12.31		50,067	1.65		1.60		1.60		0.68		112
B	8.92	(0.01)	—	1.03	1.02	—	—	—	—	1.02	9.94	11.44		15,156	2.45		2.35		2.35		(0.09)		—
C	8.92	(0.01)	—	1.03	1.02	—	—	—	—	1.02	9.94	11.44		16,737	2.36		2.35		2.35		(0.05)		—
Y	9.28	0.13	—	1.06	1.19	(0.03)	—	—	(0.03)	1.16	10.44	12.86		473	1.16		1.16		1.16		1.27		—
For the Year Ended October 31, 2004
A	8.94	(0.02)	—	0.22	0.20	—	—	—	—	0.20	9.14	2.24	(g)	67,212	1.62		1.62		1.62		(0.25)		104
B	8.79	(0.10)	—	0.23	0.13	—	—	—	—	0.13	8.92	1.48	(g)	18,610	2.36		2.35		2.35		(0.98)		—
C	8.78	(0.10)	0.01	0.23	0.14	—	—	—	—	0.14	8.92	1.59	(g)	23,901	2.28		2.28		2.28		(0.91)		—
Y	9.04	0.03	—	0.21	0.24	—	—	—	—	0.24	9.28	2.65		815	1.11		1.11		1.11		0.27		—

(a)	Information presented relates to a share outstanding throughout the indicated period.

(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	Not annualized.

(f)	Annualized.

(g)	Total return without the inclusion of the Payments from (to) Affiliate, as noted on the Statement of Operations, can be found in Expenses in the accompanying Notes to Financial Statements.

18

The Hartford Fundamental Growth Fund
Directors and Officers (Unaudited)
The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.
Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and three of the Fund’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which collectively consist of 100 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.
The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.
Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its officers or directors who are employed by The Hartford.
Non-Interested Directors
Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.
Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.
Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies.
Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee is Chairman and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions. Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm, from August 2004 to August 2005. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).
William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

19

The Hartford Fundamental Growth Fund
Directors and Officers (Unaudited)—(continued)
Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.
Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.
Interested Directors and Officers
Thomas M. Marra* (1958) Director since 2002
Mr. Marra has served as President and Chief Operating Officer of The Hartford Financial Services Group, Inc. (“The Hartford”) since 2007. Mr. Marra currently serves as Director of Hartford Life, Inc. (“HL, Inc.”). Mr. Marra served as Chief Operating Officer of Hartford Life Insurance Company, Inc. (“Hartford Life”) (2000-2008), as President of Hartford Life (2002-2008) and as Director of Hartford Life’s Investment Products Division from 1998 to 2000.

*	On February 24, 2009, The Hartford and Mr. Marra determined to enter into a mutually agreed separation whereby Mr. Marra will retire, and his role as an executive officer and employee of The Hartford will terminate, effective July 3, 2009. Mr. Marra will resign his position as a Director of the Fund effective June 25, 2009.
Lowndes A. Smith (1939) Director since 2002, Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.
John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as Chief Executive Officer, President and Director of HL, Inc. Mr. Walters previously served as President of the U.S. Wealth Management Division of Hartford Life, Inc., as Co-Chief Operating Officer of Hartford Life Insurance Company (2007-2008) and as Executive Vice President and Director of its Investment Products Division (2000-2008). Mr. Walters also serves as Chairman of the Board, Chief Executive Officer, President and Director of Hartford Life Insurance Company and as Executive Vice President of The Hartford. In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”).

*	Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 — 2009).
Other Officers
Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 — 2009))

Mr. Arena serves as Executive Vice President of Hartford Life Insurance Company, (“Hartford Life”). Additionally, Mr. Arena is Director and Senior Vice President of Hartford Administrative Services Company, (“HASCO”), Manager, Chief Executive Officer and President of Hartford Investment Financial Services, LLC (“HIFSCO”) and HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division. Mr. Arena joined American Skandia in 1996.
Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.
Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006 and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury, (the “Treasury”), from 2001 to 2006 where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network, (“FinCEN”) from 2005 — 2006.

20

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life Insurance Company. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.
Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant General Counsel and Assistant Vice President of The Hartford and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, Assistant Vice President of Hartford Life, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.
Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life and as Director of its Investment Advisory Group in the Individual Markets Group segment. He also serves as Senior Vice President of HIFSCO and HL Advisors. Prior to joining The Hartford in 2004, Mr. Meyer was with MassMutual which he joined in 1987.
D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life where he serves as Director of mutual fund product management for The Hartford’s mutual funds and 529 college savings businesses. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.
Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 — 2007.
HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2008 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

21

The Hartford Fundamental Growth Fund
Expense Example (Unaudited)
Your Fund’s Expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2008 through April 30, 2009.
Actual Expenses
The first column of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	October 31, 2008	Beginning	Ending Account	October 31,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2008 through	expense	1/2	full
	October 31, 2008	April 30, 2009	April 30, 2009	October 31, 2008	April 30, 2009	April 30, 2009	ratio	year	year
Class A	$1,000.00	$978.86	$6.62	$1,000.00	$1,018.10	$6.75	1.35%	181	365
Class B	$1,000.00	$974.93	$9.54	$1,000.00	$1,015.12	$9.74	1.95	181	365
Class C	$1,000.00	$974.93	$10.43	$1,000.00	$1,014.23	$10.63	2.13	181	365
Class Y	$1,000.00	$980.79	$5.10	$1,000.00	$1,019.63	$5.20	1.04	181	365

22

The Hartford Global Communications Fund

The Hartford Global Communications Fund
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 10/31/00 — 4/30/09
Growth of a $10,000 investment in Class A which includes Sales Charge
MSCI AC (All Country) World Telecommunication Services Index is a free float-adjusted market capitalization index which measures the performance of companies within the telecommunications sector across both developed and emerging market countries. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners.
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Investment objective – Seeks long-term capital appreciation.
Average Annual Total Returns(2,3) (as of 4/30/09)

	Inception	1	5	Since
	Date	Year	Year	Inception

Global Communications A#	10/31/00	-45.77%	1.41%	-6.53%
Global Communications A##	10/31/00	-48.75%	0.27%	-7.15%
Global Communications B#	10/31/00	-46.18%	0.69%	NA *
Global Communications B##	10/31/00	-48.74%	0.33%	NA *
Global Communications C#	10/31/00	-46.26%	0.65%	-7.22%
Global Communications C##	10/31/00	-46.77%	0.65%	-7.22%
Global Communications Y#	10/31/00	-45.64%	1.85%	-6.11%

#	Without sales charge

##	With sales charge

NA	Not Applicable

*	Inception returns are not applicable for Class B because after 8 years Class B converts to Class A.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(3)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2009, which excludes investment transactions as of this date.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Portfolio Manager
Archana Basi, CFA
Senior Vice President, Partner
How did the Fund perform?
The Class A shares of The Hartford Global Communications Fund returned -4.21%, before sales charge, for the six-month period ended April 30, 2009, underperforming its benchmark, the MSCI All Country World Free Telecommunication Services Index, which returned 0.71% for the same period. The Fund also underperformed the 12.98% return of the average fund in the Lipper Telecommunications Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Broad U.S. equity markets fell during the period, but this overall decline masks two significantly different market environments. From the beginning of November through early March stocks fell sharply, reflecting deepening economic worries and concerns over the U.S. government’s increasing involvement in the economy. From early March through the end of April stocks rallied as investors came to believe that a Depression-like scenario was less likely. Telecommunication Services stocks outperformed the

2

broader U.S. market, which returned -8.5% during the period, as measured by the S&P 500 Index, and the world market return of -3.0%, as measured by the MSCI All Country World Index. Within the MSCI All Country World Free Telecommunication Services Index, Wireless Telecommunications (1.3%) was the stronger industry, followed by the Diversified Telecommunications industry (0.4%).
The Fund’s underperformance was driven by security selection, which was weak in both Wireless Telecommunications and Diversified Telecommunications. The largest detractors from relative (i.e. performance of the Fund as measured against the benchmark) and absolute (i.e. total return) performance were Vimpel-Communications, NII Holdings, and Mobile Telesystems. Shares of Russian mobile operator Vimpel-Communications fell amid concerns of declining local currency revenues. Shares of Latin American wireless communications provider NII Holdings fell amid concerns of increased churn and lower average revenue per user stemming from currency and economic issues in Mexico and Brazil. Despite increases in revenue over the past year, our position in Moscow-based mobile telecommunications services provider Mobile Telesystems detracted from performance as the impact of negative currency effects weighed on the stock’s price.
The Fund benefited from a number of holdings in emerging markets countries, where demand for telecommunication services continues to grow. Top contributors to relative performance during the period included Millicom International Cellular, Telekomunikasi Indo, and Equinix. Shares of mobile telephony services provider Millicom International Cellular rose after it announced that it would consider divesting its less profitable Asian operations. Telekomunikasi Indo, an Indonesian telecommunications and information network provider, performed well after signing a cooperation agreement with Telekom Malaysia Berhad. Shares of California-based data center and Internet exchange services company Equinix rose as the company announced earnings estimates above analysts’ expectations for the second quarter of 2009. The Fund continued to own positions in all three companies at the end of the period. South Africa-based telecommunications company MTN Group contributed significantly to absolute returns.
What is the outlook?
Telecommunications companies, with their strong balance sheets and seemingly secure dividend yields, should be well positioned to withstand a prolonged economic downturn relative to other companies. The negative economic environment may help reduce competition for the larger players in the sector as newcomers may struggle for funding.
We expect to see next generation network development and spectrum auctions in the next few years with mobile capital expenditures falling to offset fixed line spending. We believe merger and acquisition activity will continue, although more so in Europe than in the U.S. There is also complex regulatory uncertainty on a range of topics from termination fees for mobile contracts in Europe to subsidies for rural local exchange carriers in the U.S.

We continue to favor stocks in emerging markets given the favorable relative growth outlook in many of these countries, despite slowing global economic growth and signs of some weakening in emerging economies.
At a meeting held on February 4, 2009, the Board of Directors of The Hartford Mutual Funds, Inc. approved the reorganizations (each, a “Reorganization”) of The Hartford Global Communications Fund, The Hartford Global Financial Services Fund and The Hartford Global Technology Fund (each, an “Acquired Fund”) with and into The Hartford Global Equity Fund (the “Acquiring Fund”).

The Board of Directors has called for a Special Meeting of Shareholders of each Acquired Fund (the “Meeting”) to be held on or about August 4, 2009, for the purpose of seeking the approval of an Agreement and Plan of Reorganization (“Reorganization Agreement”) by the shareholders of the respective Acquired Fund.
Diversification by Industry
as of April 30, 2009

Percentage of
Industry	Net Assets
Alternative Carriers	2.9%
Cable & Satellite	2.1
Integrated Telecommunication Services	48.8
Internet Software & Services	6.3
Wireless Telecommunication Services	38.3
Short-Term Investments	0.8
Other Assets and Liabilities	0.8

Total	100.0%

Diversification by Country
as of April 30, 2009

Percentage of
Country	Net Assets
Brazil	11.8%
France	7.2
Germany	5.4
India	4.8
Indonesia	4.5
Israel	6.1
Italy	4.0
Luxembourg	6.9
Netherlands	1.4
Russia	5.6
South Africa	6.5
Spain	8.5
Turkey	2.1
United States	23.6
Short-Term Investments	0.8
Other Assets and Liabilities	0.8

Total	100.0%

3

The Hartford Global Communications Fund
Schedule of Investments
April 30, 2009 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
COMMON STOCKS — 89.0%
	Brazil — 7.2%
43	Brasil Telecom S.A. ADR		$804
29	Tele Norte Leste Participacoes S.A. ADR		454

			1,258

	France — 7.2%
56	France Telecom S.A.		1,253

	Germany — 5.4%
78	Deutsche Telekom AG		941

	Indonesia — 4.5%
27	P.T. Telekomunikasi Indonesia ADR		779

	Israel — 6.1%
14	Cellcom Israel Ltd.		309
46	Partner Communications Co., Ltd. ADR		749

			1,058

	Italy — 4.0%
767	Telecom Italia S.p.A.		686

	Luxembourg — 6.9%
25	Millicom International Cellular S.A.		1,197

	Netherlands — 1.4%
20	Koninklijke (Royal) KPN N.V.		245

	Russia — 5.6%
20	Mobile Telesystems OJSC ADR		665
33	Vimpel-Communications ADR		308

			973

	South Africa — 6.5%
86	MTN Group Ltd.		1,120

	Spain — 8.5%
26	Telefonica S.A. ADR		1,472

	Turkey — 2.1%
29	Turkcell Iletisim Hizmetleri AS ADR		365

	United States — 23.6%
19	American Tower Corp. Class A •		592
12	CenturyTel, Inc.		334
12	Comcast Corp. Special Class A		175
16	Equinix, Inc. •		1,092
50	NII Holdings, Inc. Class B •		815
103	Qwest Communications International, Inc.		401
6	Time Warner Cable, Inc.		185
54	TW Telecom, Inc. •		496

			4,090

	Total common stocks (cost $23,076)		$15,437

PREFERRED STOCKS — 4.6%
	Brazil — 4.6%
32	Telemar Norte Leste S.A.		$796

	Total preferred stocks (cost $907)		$796

WARRANTS-4.8%
	India 4.8%
56	Citigroup Global Certificate — Bharti Televentures ⌂•		$843

	Total warrants (cost $641)		$843

	Total long-term investments (cost $24,624)		$17,076

SHORT-TERM INVESTMENTS — 0.8%
	Repurchase Agreements — 0.8%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $35, collateralized by GNMA 4.50% - 6.50%, 2038 - 2039, value of $35)
$35	0.18%, 04/30/2009		$35

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $41, collateralized by FHLMC 4.50% - 6.50%, 2035 - 2039, FNMA 4.50% - 6.50%, 2034 - 2047, value of $42)

41	0.17%, 04/30/2009		41

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $58, collateralized by FHLMC 4.00% - 7.00%, 2021 - 2039, FNMA 6.00% - 7.00%, 2034 - 2038, GNMA 4.50% - 7.00%, 2024 - 2039, value of $59)

58	0.17%, 04/30/2009		58
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $-, collateralized by U.S. Treasury Bond 7.50%, 2024, value of $-)
—	0.14%, 04/30/2009		—

UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $12, collateralized by FHLMC 8.00% - 15.00%, 2009 - 2021, FNMA 3.50% - 15.50%, 2012 - 2039, value of $13)

12	0.16%, 04/30/2009		12

			146

	Total short-term investments (cost $146)		$146

	Total investments (cost $24,770)▲	99.2%	$17,222
	Other assets and liabilities	0.8%	131

	Total net assets	100.0%	$17,353

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 74.84% of total net assets at April 30, 2009.
The accompanying notes are an integral part of these financial statements.

4

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

▲	At April 30, 2009, the cost of securities for federal income tax purposes was $24,850 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$352
Unrealized Depreciation	(7,980)

Net Unrealized Depreciation	$(7,628)

•	Currently non-income producing.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period	Shares/
Acquired	Par	Security	Cost Basis

08/2005 - 01/2008	56	Citigroup Global Certificate Bharti Televentures - 144A Warrants	$641

The aggregate value of these securities at April 30, 2009 was $843 which represents 4.86% of total net assets.
Forward Foreign Currency Contracts Outstanding at April 30, 2009

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value ╪	Amount	Date	(Depreciation)
Euro (Sell)	$169	$170	05/05/09	$1

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.
Diversification by Industry
as of April 30, 2009

Percentage of
Industry	Net Assets
Alternative Carriers	2.9%
Cable & Satellite	2.1
Integrated Telecommunication Services	48.8
Internet Software & Services	6.3
Wireless Telecommunication Services	38.3
Short-Term Investments	0.8
Other Assets and Liabilities	0.8

Total	100.0%

FAS 157 Disclosure of Investment Valuation Hierarchy Levels

Assets:
Investment in securities — Level 1	$13,772
Investment in securities — Level 2	3,450

Total	$17,222

Other financial instruments — Level 2 *	1

Total	$1

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.
The accompanying notes are an integral part of these financial statements.

5

The Hartford Global Communications Fund
Statement of Assets and Liabilities
April 30, 2009 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at fair value (cost $24,770)	$17,222
Cash	1
Foreign currency on deposit with custodian (cost $–)	—
Unrealized appreciation on forward foreign currency contracts	1
Receivables:
Investment securities sold	254
Fund shares sold	32
Dividends and interest	106
Other assets	62

Total assets	17,678

Liabilities:
Unrealized depreciation on forward foreign currency contracts	—
Payables:
Investment securities purchased	258
Fund shares redeemed	38
Investment management fees	3
Distribution fees	1
Accrued expenses	25
Total liabilities	325

Net assets	$17,353

Summary of Net Assets:
Capital stock and paid-in-capital	31,635
Accumulated undistributed net investment income	129
Accumulated net realized loss on investments and foreign currency transactions	(6,864)
Unrealized depreciation of investments and the translation of assets and liabilities denominated in foreign currency	(7,547)

Net assets	$17,353

Shares authorized	300,000

Par value	$0.001

Class A: Net asset value per share/Maximum offering price per share	$4.89/$5.17

Shares outstanding	2,357

Net assets	$11,525

Class B: Net asset value per share	$4.70

Shares outstanding	498

Net assets	$2,343

Class C: Net asset value per share	$4.72

Shares outstanding	651

Net assets	$3,074

Class Y: Net asset value per share	$4.97

Shares outstanding	83

Net assets	$411

The accompanying notes are an integral part of these financial statements.

6

The Hartford Global Communications Fund
Statement of Operations
For the Six Month Period Ended April 30, 2009 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$345
Interest	—
Securities lending	2
Less: Foreign tax withheld	(42)

Total investment income	305

Expenses:
Investment management fees	81
Transfer agent fees	55
Distribution fees
Class A	15
Class B	12
Class C	17
Custodian fees	5
Accounting services	1
Registration and filing fees	21
Board of Directors’ fees	1
Audit fees	4
Other expenses	11

Total expenses (before waivers and fees paid indirectly)	223
Expense waivers	(56)
Transfer agent fee waivers	(28)
Commission recapture	(1)
Custodian fee offset	—

Total waivers and fees paid indirectly	(85)

Total expenses, net	138

Net investment income	167

Net Realized Loss on Investments and Foreign Currency Transactions:
Net realized loss on investments in securities	(3,832)
Net realized loss on foreign currency transactions	(8)

Net Realized Loss on Investments and Foreign Currency Transactions	(3,840)

Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	2,379
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	10

Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	2,389

Net Loss on Investments and Foreign Currency Transactions	(1,451)

Net Decrease in Net Assets Resulting from Operations	$(1,284)

The accompanying notes are an integral part of these financial statements.

7

The Hartford Global Communications Fund
Statement of Changes in Net Assets
(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2009	Year Ended
	(Unaudited)	October 31, 2008
Operations:
Net investment income	$167	$1,059
Net realized loss on investments and foreign currency transactions	(3,840)	(2,455)
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	2,389	(22,152)

Net decrease in net assets resulting from operations	(1,284)	(23,548)

Distributions to Shareholders:
From net investment income
Class A	(674)	(31)
Class B	(123)	—
Class C	(151)	—
Class Y	(26)	(9)
From net realized gain on investments
Class A	—	(1,352)
Class B	—	(282)
Class C	—	(502)
Class Y	—	(43)

Total distributions	(974)	(2,219)

Capital Share Transactions:
Class A	(1,584)	1,151
Class B	(286)	6
Class C	(745)	(1,389)
Class Y	6	83

Net decrease from capital share transactions	(2,609)	(149)

Net decrease in net assets	(4,867)	(25,916)
Net Assets:
Beginning of period	22,220	48,136

End of period	$17,353	$22,220

Accumulated undistributed net investment income	$129	$936

The accompanying notes are an integral part of these financial statements.

8

The Hartford Global Communications Fund
Notes to Financial Statements
April 30, 2009 (Unaudited)
(000’s Omitted)
1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-two portfolios. Financial statements for The Hartford Global Communications Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a non-diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares are sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and except that Class B shares automatically convert to Class A shares after 8 years.

Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments will be allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). After the Close Date, existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).
a)	Security Transactions and Investment Income — Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)	Security Valuation — The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary markets, but before the close of the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market

9

The Hartford Global Communications Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, ADR’s, exchange traded funds (“ETF’s”)) after the close of the foreign markets but before the close of the Exchange. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

A forward currency contract shall be valued based on the price of the underlying currency at the prevailing interpolated exchange rate, which is a combination of the spot currency rate and the forward currency rate. Spot currency rates and forward currency rates are obtained from an independent pricing service on a daily basis not more than one hour before the Valuation Time.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

c)	Foreign Currency Transactions — The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates on portfolio securities from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)	Securities Lending — The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are fully collateralized at all times with cash and/or U.S. Government Securities and/or repurchase agreements. The cash collateral is then invested in short-term money market instruments. The repurchase agreements are fully collateralized by U.S. Government Securities. The adequacy of the collateral for securities on loan is monitored on a daily basis. For instances where the market value of collateral falls below the market value of the securities out on loan, such collateral is supplemented on the following business day.

10

While securities are on loan, the Fund is subject to the following risks: 1) that the borrower may default on the loan and that the collateral could be inadequate in the event the borrower defaults, 2) that the earnings on the collateral invested may not be sufficient to pay fees incurred in connection with the loan, 3) that the principal value of the collateral invested may decline and may not be sufficient to pay back the borrower for the amount of the collateral posted, 4) that the borrower may use the loaned securities to cover a short sale which may place downward pressure on the market prices of the loaned securities, 5) that return of loaned securities could be delayed and could interfere with portfolio management decisions and 6) that any efforts to recall the securities for purposes of voting a proxy may not be effective. The Fund had no securities out on loan as of April 30, 2009.

e)	Joint Trading Account — Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Wellington Management Company, LLP (“Wellington”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

f)	Repurchase Agreements — A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2009.

g)	Forward Foreign Currency Contracts — The Fund may enter into forward foreign currency contracts that obligate the Fund to repurchase/replace or sell currencies at specified future dates. Forward foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

Forward foreign currency contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar.

h)	Fund Share Valuation and Dividend Distributions to Shareholders — Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income are declared and paid annually. Dividends are paid on shares beginning on the business day after the day when the funds used to purchase the shares are collected by the transfer agent for the Fund. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences include but are not limited to foreign currency gains and losses, losses deferred due to wash sales adjustments, adjustments related to Passive Foreign Investment Companies and certain derivatives, and excise tax regulations. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

11

The Hartford Global Communications Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
i)	Illiquid and Restricted Securities — The Fund is permitted to invest up to 15% of its net assets in illiquid securities. “Illiquid Securities” are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund, as shown in the Schedule of Investments, had illiquid or restricted securities as of April 30, 2009.

j)	Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

k)	Financial Accounting Standards Board Financial Accounting Standards No. 157 — Effective November 1, 2008, the Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. Fair value is defined under FAS 157 as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Under FAS 157, a fair value measurement should reflect all of the assumptions that market participants would use in pricing the asset or liability, including assumptions about the risk inherent in a particular valuation technique, the effect of a restriction on the sale or use of an asset, and the risk of nonperformance.

Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized, per FAS 157, into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 — Quoted prices in active markets for identical securities. Level 1 includes exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•	Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 includes debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services and foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•	Level 3 — Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes and require significant management judgment or estimation. This category includes broker quoted securities, long dated OTC options and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a good representation of exit price.
Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

12

FAS 157 also requires that a roll forward reconciliation be shown for all Level 3 securities from the beginning of the reporting period to the end of the reporting period. Part of this reconciliation includes transfers in and/or out of Level 3. For purposes of this reconciliation, transfers in are shown at the end of period fair value and transfers out are shown at the beginning of period fair value. During the six-month period ended April 30, 2009, the Fund held no Level 3 securities.

Refer to the valuation hierarchy levels summary found following the Schedule of Investments.

FASB Staff Position No. 157-4 — In April 2009, FASB released FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP FAS 157-4”). FSP FAS 157-4 provides additional guidance on determining whether a market for a financial asset is not active and a transaction is not distressed when measuring fair value under FAS 157. The FSP also requires additional disclosure detail on debt and equity securities by major investment categories. FSP FAS 157-4 is effective for interim and annual periods ending after June 15, 2009. At this time, management is evaluating the implications of FSP FAS 157-4 and does not believe it will impact valuation but will require additional disclosure. This additional disclosure has not yet been implemented.

l)	Financial Accounting Standards Board Financial Accounting Standards No. 161 — In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires companies to disclose information detailing the objectives and strategies for using derivative instruments, the level of derivative activity entered into by the company and any credit risk-related contingent features of the agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and has not yet implemented the new disclosure standard.

m)	Indemnifications: Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
3. Federal Income Taxes:
a)	Federal Income Taxes — For federal income tax purposes, the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and the Fund intends to distribute substantially all of its income and gains during the calendar year ending December 31, 2009. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2008	October 31, 2007
Ordinary Income	$40	$391
Long-Term Capital Gains *	2,179	153

*	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC code Sec. 852(b)(3)(C).

13

The Hartford Global Communications Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
                    As of October 31, 2008, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$933
Accumulated Capital Losses*	$(2,944)
Unrealized Depreciation†	$(10,013)

Total Accumulated Deficit	$(12,024)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable to the tax deferral of wash sales losses, the mark-to-market adjustment for certain derivatives in accordance with IRC Sec. 1256, the mark to market for Passive Foreign Investment Companies and basis differences in real estate investment trusts.
c)	Reclassification of Capital Accounts - In accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Fund has recorded reclassifications in its capital accounts. These reclassifications had no impact on the NAV of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. As of October 31, 2008, the Fund recorded reclassifications to decrease undistributed net investment income by $80 and increase accumulated net realized gain by $80.

d)	Capital Loss Carryforward — At October 31, 2008 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year	Amount
2016	$2,944

Total	$2,944

e)	Financial Accounting Standards Board Interpretation No. 48 — On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. The Fund adopted FIN 48 for fiscal years beginning after December 15, 2006. Management has evaluated the implications of FIN 48 for all open tax years (tax years ended October 31, 2006 – 2008) and has determined there is no impact to the Fund’s financial statements.
4. Expenses:
a)	Investment Management Agreements — Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with The Hartford Mutual Funds, Inc. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington.

14

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the six-month period ended April 30, 2009; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.9000%
On next $500 million	0.8500%
On next $4 billion	0.8000%
On next $5 billion	0.7975%
Over $10 billion	0.7950%
b)	Accounting Services Agreement — Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting service fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%
c)	Operating Expenses — Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the six-month period ended April 30, 2009, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class Y
1.60%	2.35%	2.35%	1.20%
d)	Fees Paid Indirectly — The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the six-month period ended April 30, 2009, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Annualized
	Six-Month
	Period	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Ended April	October 31,	October 31,	October 31,	October 31,	October 31,
	30, 2009	2008	2007	2006	2005	2004
Class A Shares	1.30%	1.60%	1.60%	1.11%	1.49%	1.63%
Class B Shares	1.90	2.24	2.30	1.73	2.24	2.33
Class C Shares	2.11	2.35	2.34	1.85	2.23	2.33
Class Y Shares	1.20	1.11	1.11	0.70	1.04	1.17
e)	Distribution and Service Plan for Class A, B and C Shares — HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2009, HIFSCO received front-end load sales charges of $11 and contingent deferred sales charges of $5 from the Fund.

15

The Hartford Global Communications Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
The Fund has adopted Distribution and Service Plans in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B and C shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Funds provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of only up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the Distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2009, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $1. These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions — Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2009, a portion of the Fund’s chief compliance officer’s salary was paid by the Fund in an amount, which rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO was compensated $39 for providing such services. These fees are accrued daily and paid monthly.

g)	Payments from Affiliate:

The total return in the accompanying financial highlights includes payment from affiliates. Had the payment from affiliates been excluded, the total return for the periods listed below would have been as follows:

	Impact from	Total Return
	Payment from	Excluding
	Affiliate for SEC	Payment from
	Settlement for the	Affiliate for the
	Year Ended	Year Ended
	October 31, 2007	October 31, 2007
Class A	0.02%	39.00%
Class B	0.02	37.99
Class C	0.02	37.94
Class Y	0.02	39.55
5.	Investment Transactions:

For the six-month period ended April 30, 2009, the Fund’s aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$2,836
Sales Proceeds Excluding U.S. Government Obligations	6,074

16

6.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2009 and the year ended October 31, 2008:

	For the Six-Month Period Ended April 30, 2009					For the Year Ended October 31, 2008
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	208	120	(674)	—	(346)	1,270	113	(1,406)	—	(23)
Amount	$986	$582	$(3,152)	$—	$(1,584)	$11,947	$1,149	$(11,945)	$—	$1,151
Class B
Shares	16	20	(104)	—	(68)	155	21	(191)	—	(15)
Amount	$73	$95	$(454)	$—	$(286)	$1,385	$210	$(1,589)	$—	$6
Class C
Shares	58	22	(258)	—	(178)	269	33	(513)	—	(211)
Amount	$279	$105	$(1,129)	$—	$(745)	$2,451	$323	$(4,163)	$—	$(1,389)
Class Y
Shares	12	5	(17)	—	—	107	5	(119)	—	(7)
Amount	$56	$26	$(76)	$—	$6	$1,142	$51	$(1,110)	$—	$83
The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued and Class B shares redeemed) for the six-month period ended April 30, 2009 and the year ended October 31, 2008:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2009	15	$69
For the Year Ended October 31, 2008	6	$53
7.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. During the six-month period ended April 30, 2009, the Fund did not have any borrowings under this facility.

8.	Proposed Reorganization:

At a meeting held on February 4, 2009, the Board of Directors of The Hartford Mutual Funds, Inc. approved the reorganizations (each, a “Reorganization”) of The Hartford Global Communications Fund, The Hartford Global Financial Services Fund and The Hartford Global Technology Fund (each, an “Acquired Fund”) with and into The Hartford Global Equity Fund (the “Acquiring Fund”).

In connection with the mergers, effective as of the close of business on or about April 30, 2009, all shares of The Hartford Global Communications Fund, The Hartford Global Financial Services Fund and The Hartford Global Technology Fund will no longer be sold to new investors or existing shareholders (except through reinvested dividends) or be eligible for exchanges from other Hartford Mutual Funds.

The Board of Directors has called for a Special Meeting of Shareholders of each Acquired Fund (the “Meeting”) to be held on or about August 4, 2009, for the purpose of seeking the approval of an Agreement and Plan of Reorganization (“Reorganization Agreement”) with respect to each Acquired Fund. If approved, each Reorganization is expected to occur on or about August 28, 2009.

17

The Hartford Global Communications Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
If each Reorganization Agreement is approved by the shareholders of the respective Acquired Fund, the Reorganization Agreement contemplates: (1) the transfer of all of the assets of the Acquired Fund with and into the Acquiring Fund in exchange for shares of the Acquiring Fund having equal net asset value of the Acquired Fund; (2) the assumption by the Acquiring Fund of all of the liabilities of each Acquired Fund; and (3) the distribution of shares of the Acquiring Fund to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund. Each shareholder of an Acquired Fund would receive shares of the Acquiring Fund equal in value to the shares of the Acquired Fund held by that shareholder as of the closing date of the respective Reorganization.

9.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

18

The Hartford Global Communications Fund
Financial Highlights — (Unaudited)

— Selected Per-Share Data — (a)											— Ratios and Supplemental Data —

															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
															Net Assets		Net Assets		Net Assets
															Before		After		After
				Net											Waivers		Waivers		Waivers
				Realized											and		and		and		Ratio of
				and Un-			Distrib-			Net					Reimburse-		Reimburse-		Reimburse-		Net
		Net	Pay-	realized		Dividends	utions			Increase	Net				ments and		ments and		ments and		Invest-		Port-
	Net Asset	Invest-	ments	Gain		from Net	from	Distri-		(Decrease)	Asset			Net Assets	Including		Including		Excluding		ment		folio
	Value at	ment	from	(Loss) on	Total from	Invest-	Realized	butions	Total	in Net	Value at			at End of	Expenses		Expenses		Expenses		Income to		Turn-
	Beginning	Income	(to)	Invest-	Investment	ment	Capital	from	Distri-	Asset	End of	Total		Period	not Subject		not Subject		not Subject		Average		over
Class	of Period	(Loss)	Affiliate	ments	Operations	Income	Gains	Capital	butions	Value	Period	Return(b)		(000’s)	to Cap(c)		to Cap(c)		to Cap(c)		Net Assets		Rate(d)
For the Six-Month Period Ended April 30, 2009 (Unaudited)
A	$5.39	$0.07	$—	$(0.30)	$(0.23)	$(0.27)	$—	$—	$(0.27)	$(0.50)	$4.89	(4.21)	%(e)	$11,525	2.23	%(f)	1.30	%(f)	1.30	%(f)	2.09	%(f)	16%
B	5.16	0.04	—	(0.28)	(0.24)	(0.22)	—	—	(0.22)	(0.46)	4.70	(4.56	) (e)	2,343	3.13	(f)	1.91	(f)	1.91	(f)	1.48	(f)	—
C	5.15	0.04	—	(0.28)	(0.24)	(0.19)	—	—	(0.19)	(0.43)	4.72	(4.62	) (e)	3,074	2.93	(f)	2.11	(f)	2.11	(f)	1.26	(f)	—
Y	5.52	0.06	—	(0.29)	(0.23)	(0.32)	—	—	(0.32)	(0.55)	4.97	(4.17	) (e)	411	1.37	(f)	1.20	(f)	1.20	(f)	2.12	(f)	—
For the Year Ended October 31, 2008
A	10.99	0.28	—	(5.39)	(5.11)	(0.01)	(0.48)	—	(0.49)	(5.60)	5.39	(48.60)		14,567	1 .66		1.60		1.60		2.75		66
B	10.61	0.20	—	(5.17)	(4.97)	—	(0.48)	—	(0.48)	(5.45)	5.16	(49.00)		2,920	2.53		2.24		2.24		2.10		—
C	10.59	0.21	—	(5.17)	(4.96)	—	(0.48)	—	(0.48)	(5.44)	5.15	(49.00)		4,274	2.37		2.35		2.35		1.90		—
Y	11.23	0.27	—	(5.45)	(5.18)	(0.05)	(0.48)	—	(0.53)	(5.71)	5.52	(48.34)		459	1.11		1.11		1.11		2.79		—
For the Year Ended October 31, 2007
A	8.05	0.02	—	3.07	3.09	(0.13)	(0.02)	—	(0.15)	2.94	10.99	39.03	(g)	29,950	1.61		1.60		1.60		0.30		102
B	7.81	(0.04)	—	2.97	2.93	(0.11)	(0.02)	—	(0.13)	2.80	10.61	38.02	(g)	6,161	2.49		2.30		2.30		(0.40)		—
C	7.80	(0.01)	—	2.93	2.92	(0.11)	(0.02)	—	(0.13)	2.79	10.59	37.97	(g)	11,019	2.34		2.34		2.34		(0.47)		—
Y	8.23	0.10	—	3.10	3.20	(0.18)	(0.02)	—	(0.20)	3.00	11.23	39.58	(g)	1,006	1.11		1.11		1.11		0.88		—
For the Year Ended October 31, 2006
A	7.12	0.15	—	0.88	1.03	(0.10)	—	—	(0.10)	0.93	8.05	14.60		17,091	1.89		1.15		1.15		1.83		104
B	6.92	0.09	—	0.87	0.96	(0.07)	—	—	(0.07)	0.89	7.81	13.93		4,124	2.87		1.78		1.78		1.18		—
C	6.91	0.06	—	0.88	0.94	(0.05)	—	—	(0.05)	0.89	7.80	13.74		5,321	2.74		1.90		1.90		1.01		—
Y	7.27	0.17	—	0.92	1.09	(0.13)	—	—	(0.13)	0.96	8.23	15.14		992	1.41		0.75		0.75		2.09		—
For the Year Ended October 31, 2005
A	5.48	0.09	—	1.60	1.69	(0.05)	—	—	(0.05)	1.64	7.12	31.01		15,986	2.01		1.51		1.51		1.75		45
B	5.34	0.05	—	1.55	1.60	(0.02)	—	—	(0.02)	1.58	6.92	29.92		2,815	3.22		2.26		2.26		1.02		—
C	5.33	0.05	—	1.55	1.60	(0.02)	—	—	(0.02)	1.58	6.91	29.97		2,765	2.94		2.25		2.25		1.08		—
Y	5.60	0.02	—	1.73	1.75	(0.08)	—	—	(0.08)	1.67	7.27	31.36		638	1.36		1.06		1.06		2.10		—
For the Year Ended October 31, 2004 (h)
A	4.67	0.06	—	0.75	0.81	—	—	—	—	0.81	5.48	17.34		8,929	1.93		1.65		1.65		1.08		85
B	4.58	0.02	—	0.74	0.76	—	—	—	—	0.76	5.34	16.59		1,482	3.32		2.35		2.35		0.37		—
C	4.57	0.02	—	0.74	0.76	—	—	—	—	0.76	5.33	16.63		1,306	2.97		2.35		2.35		0.43		—
Y	4.74	0.09	—	0.77	0.86	—	—	—	—	0.86	5.60	18.14		170	1.30		1.20		1.20		1.69		—

(a)	Information presented relates to a share outstanding throughout the indicated period.

(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	Not annualized.

(f)	Annualized.

(g)	Total return without the inclusion of the Payments from (to) Affiliate, as noted on the Statement of Operations, can be found in Expenses in the accompanying Notes to Financial Statements.

(h)	Per share amounts have been calculated using average shares outstanding method.

19

The Hartford Global Communications Fund
Directors and Officers (Unaudited)
The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and three of the Fund’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which collectively consist of 100 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its officers or directors who are employed by The Hartford.
Non-Interested Directors
Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.
Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.
Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies.
Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee is Chairman and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions. Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm, from August 2004 to August 2005. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).
William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

20

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.
Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.
Interested Directors and Officers
Thomas M. Marra* (1958) Director since 2002
Mr. Marra has served as President and Chief Operating Officer of The Hartford Financial Services Group, Inc. (“The Hartford”) since 2007. Mr. Marra currently serves as Director of Hartford Life, Inc. (“HL, Inc.”). Mr. Marra served as Chief Operating Officer of Hartford Life Insurance Company, Inc. (“Hartford Life”) (2000-2008), as President of Hartford Life (2002-2008) and as Director of Hartford Life’s Investment Products Division from 1998 to 2000.

*	On February 24, 2009, The Hartford and Mr. Marra determined to enter into a mutually agreed separation whereby Mr. Marra will retire, and his role as an executive officer and employee of The Hartford will terminate, effective July 3, 2009. Mr. Marra will resign his position as a Director of the Fund effective June 25, 2009.
Lowndes A. Smith (1939) Director since 2002, Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.
John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as Chief Executive Officer, President and Director of HL, Inc. Mr. Walters previously served as President of the U.S. Wealth Management Division of Hartford Life, Inc., as Co-Chief Operating Officer of Hartford Life Insurance Company (2007-2008) and as Executive Vice President and Director of its Investment Products Division (2000-2008). Mr. Walters also serves as Chairman of the Board, Chief Executive Officer, President and Director of Hartford Life Insurance Company and as Executive Vice President of The Hartford. In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”).

*	Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 — 2009).
Other Officers
Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 — 2009))
Mr. Arena serves as Executive Vice President of Hartford Life Insurance Company, (“Hartford Life”). Additionally, Mr. Arena is Director and Senior Vice President of Hartford Administrative Services Company, (“HASCO”), Manager, Chief Executive Officer and President of Hartford Investment Financial Services, LLC (“HIFSCO”) and HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division. Mr. Arena joined American Skandia in 1996.
Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.
Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006 and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury, (the “Treasury”), from 2001 to 2006 where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network, (“FinCEN”) from 2005 — 2006.

21

The Hartford Global Communications Fund
Directors and Officers (Unaudited) — (continued)
Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life Insurance Company. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.
Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant General Counsel and Assistant Vice President of The Hartford and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, Assistant Vice President of Hartford Life, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.
Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life and as Director of its Investment Advisory Group in the Individual Markets Group segment. He also serves as Senior Vice President of HIFSCO and HL Advisors. Prior to joining The Hartford in 2004, Mr. Meyer was with MassMutual which he joined in 1987.
D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life where he serves as Director of mutual fund product management for The Hartford’s mutual funds and 529 college savings businesses. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.
Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 – 2007.
HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2008 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

22

The Hartford Global Communications Fund
Expense Example (Unaudited)
Your Fund’s Expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2008 through April 30, 2009.
Actual Expenses
The first column of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	October 31, 2008	Beginning	Ending Account	October 31,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2008 through	expense	1/2	full
	October 31, 2008	April 30, 2009	April 30, 2009	October 31, 2008	April 30, 2009	April 30, 2009	ratio	year	year
Class A	$1,000.00	$957.88	$6.31	$1,000.00	$1,018.34	$6.50	1.30%	181	365
Class B	$1,000.00	$954.43	$9.25	$1,000.00	$1,015.32	$9.54	1.91	181	365
Class C	$1,000.00	$953.78	$10.22	$1,000.00	$1,014.33	$10.53	2.11	181	365
Class Y	$1,000.00	$958.27	$5.82	$1,000.00	$1,018.84	$6.00	1.20	181	365

23

The Hartford Global Enhanced Dividend Fund

The Hartford Global Enhanced Dividend Fund
(subadvised by Hartford Investment Management Company)
Performance Overview(1) 11/28/07 — 4/30/09
Growth of a $10,000 investment in Class A which includes Sales Charge
MSCI World Value Index is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Investment objective — Seeks a high level of current income. Capital appreciation is a secondary objective.
Average Annual Total Returns(2,3) (as of 4/30/09)

	Inception	1	Since
	Date	Year	Inception

Global Enhanced Dvd A#	11/28/07	-39.81%	-32.22%
Global Enhanced Dvd A##	11/28/07	-43.12%	-34.87%
Global Enhanced Dvd B#	11/28/07	-40.19%	-32.66%
Global Enhanced Dvd B##	11/28/07	-42.97%	-34.41%
Global Enhanced Dvd C#	11/28/07	-40.19%	-32.66%
Global Enhanced Dvd C##	11/28/07	-40.75%	-32.66%
Global Enhanced Dvd I#	11/28/07	-39.54%	-31.97%
Global Enhanced Dvd R3#	11/28/07	-40.02%	-32.49%
Global Enhanced Dvd R4#	11/28/07	-39.90%	-32.31%
Global Enhanced Dvd R5#	11/28/07	-39.72%	-32.13%
Global Enhanced Dvd Y#	11/28/07	-39.54%	-31.97%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(3)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2009, which excludes investment transactions as of this date.
Portfolio Manager
Paul Bukowski
Vice President
How did the Fund perform?
The Class A shares of The Hartford Global Enhanced Dividend Fund returned -14.85%, before sales charge, for the six-month period ended April 30, 2009, underperforming its benchmark, the MSCI World Value Index, which returned -6.41% for the same period.
Why did the Fund perform this way?
During the period, the Fund’s relative (i.e. performance of the Fund as measured against the benchmark) underperformance was driven by security selection in the Technology, Telecommunications, Consumer Discretionary and Energy sectors. Among the largest detractors to returns were an overweight (i.e. the Fund’s sector position was greater than the benchmark position) in ING Groep NV (Financial) and underweight (i.e. the Fund’s sector position was less than the benchmark position) to Sprint Nextel (Telecom). ING’s stock has fallen with worries over the company’s Variable Annuity book of business and losses in ING’s investment portfolio. Sprint’s extensive cost cutting measures and strong customer gains in its mobile unit helped the company report smaller losses than expected by Wall Street analysts.

2

This underperformance was offset by favorable security selection in the Health Care sector. From a country perspective, stock selection within the United States and Canada detracted from performance while an overweight to Brazilian stocks added to performance.
Among the largest contributors to returns relative to the benchmark were under weights in Citigroup and HSBC Holdings (Financial). Both stocks have fallen significantly with worries about the companies’ viability in the current economic landscape.
What is the outlook?
The impressive rally that began in March raises the question: has the market bottomed? It is our belief that the long-term, sustainable growth of the market comes from fundamentally sound and growing earnings. Looking first at the characteristics of the companies that led this rally and then at the aggregate earnings growth of the market, leads us to believe that the current market rally cannot be sustained and that the Fund’s relative performance will improve as the market returns to working its way through its traditional, fundamentally-based, long-term investment cycle.
In March, stocks with the lowest quality ratings, the lowest profitability, and the highest debt-to-equity ratios led the rally; and we do not believe that type of leadership is sustainable. We look for companies generating good cash flows with strong underlying fundamentals to lead us out of this recession, the same type of companies in which we invest: high dividend paying, profitable, and attractively priced with sound management discipline.
Furthermore, the earnings picture is cloudy. First, earnings are falling at near record-breaking rates and all indications are that they will continue to fall. Second, the quality and reliability of the earnings reported is lower than historical standards as the gap between pro forma (“street”) earnings and GAAP (Generally Accepted Accounting Principles) earnings rose in the past several months. Third, there is little clarity in future earnings prospects as the disparity among analyst estimates for future earnings remains at elevated levels. Historically, such consensus building was a precondition to the final, sustained recovery from bear markets associated with recessions.
The overall market environment looks very challenging. In the short term, investors should expect continued market volatility on both an absolute (i.e. total return) and relative basis. However, we believe patient investors willing to endure this short-term volatility will be rewarded in the long run from high quality, fundamentally sound companies which are providing their investors an attractive dividend — the stocks that we favor.
Diversification by Industry — Long Positions
as of April 30, 2009

Percentage of
Industry	Net Assets
Automobiles & Components	2.7%
Banks	10.3
Basic Materials	0.6
Capital Goods	10.8
Commercial & Professional Services	2.5
Consumer Durables & Apparel	3.7
Consumer Services	3.0
Diversified Financials	5.5
Energy	21.6
Food & Staples Retailing	1.2
Food, Beverage & Tobacco	6.5
Health Care Equipment & Services	1.5
Household & Personal Products	0.9
Insurance	6.9
Materials	5.8
Media	1.9
Pharmaceuticals, Biotechnology & Life Sciences	10.0
Real Estate	4.6
Retailing	2.1
Semiconductors & Semiconductor Equipment	2.3
Software & Services	3.4
Technology Hardware & Equipment	7.2
Telecommunication Services	11.6
Transportation	1.8
Utilities	10.4
Short-Term Investments	2.4

Total Long Positions	141.2
Short Positions	(40.8)
Other Assets and Liabilities	(0.4)

Total	100.0%

Diversification by Industry — Securities Sold Short
as of April 30, 2009

Percentage of
Industry	Net Assets
Automobiles & Components	0.1%
Banks	0.4
Capital Goods	3.2
Commercial & Professional Services	1.3
Consumer Durables & Apparel	1.3
Consumer Services	1.7
Consumer Staples	0.2
Diversified Financials	0.4
Energy	5.1
Food & Staples Retailing	0.5
Food, Beverage & Tobacco	1.9
Health Care Equipment & Services	0.6
Insurance	0.2
Materials	2.0
Media	1.1
Pharmaceuticals, Biotechnology & Life Sciences	2.5
Real Estate	1.0
Retailing	1.0
Semiconductors & Semiconductor Equipment	1.7
Software & Services	3.0
Technology Hardware & Equipment	3.9
Telecommunication Services	3.4
Transportation	0.6
Utilities	3.7

Total	40.8%

3

Diversification by Country — Long Positions
as of April 30, 2009

Percentage of
Country	Net Assets
Australia	1.0%
Brazil	0.3
Canada	5.8
Chile	1.1
China	1.2
Finland	1.1
France	6.0
Germany	3.1
Greece	0.2
Hong Kong	0.9
India	0.6
Italy	1.5
Japan	11.0
Luxembourg	0.5
Mexico	0.5
Netherlands	1.2
New Zealand	0.2
Norway	0.5
Philippines	0.4
Portugal	0.2
South Africa	0.6
South Korea	0.6
Spain	1.3
Sweden	1.7
Switzerland	1.6
United Kingdom	10.0
United States	85.7
Short-Term Investments	2.4

Total Long Positions	141.2
Short Positions	(40.8)
Other Assets and Liabilities	(0.4)

Total	100.0%

Diversification by Country — Securities Sold Short
as of April 30, 2009

Percentage of
Country	Net Assets
Canada	1.5%
China	0.6
India	0.5
Ireland	0.5
Japan	0.1
Mexico	0.5
United States	37.1

Total	40.8%

4

The Hartford Global Enhanced Dividend Fund
Schedule of Investments
April 30, 2009 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
LONG POSITIONS — 138.8%
COMMON STOCKS — 138.8%
	Automobiles & Components — 2.7%
2	Honda Motor Co., Ltd. ADR ‡	$61
4	Nissan Motor Co., Ltd. ADR ‡	43
1	Toyota Motor Corp ADR ‡	51

		155

	Banks — 10.3%
1	Ameris Bancorp ‡	4
5	Banco Bilboa Vizcaya — SP ADR ‡	51
—	Banco de Chile ADR ‡	17
—	Banco Santander Chili S.A. ADR ‡	17
—	Bank of Hawaii Corp. ‡	12
1	Bank of Montreal ‡	31
1	BB&T Corp. ‡	13
1	Canadian Imperial Bank of Commerce ‡	25
—	Cullen/Frost Bankers, Inc. ‡	5
1	First Niagara Financial Group, Inc. ‡	11
—	FirstMerit Corp. ‡	9
—	Hancock Holding Co. ‡	7
1	Hudson City Bancorp, Inc.	8
—	Iberiabank Corp. ‡	5
33	Mitsubishi UFJ Financial Group, Inc. ADR ‡	177
5	Mizuho Financial Group, Inc. ADR ‡	21
2	National Bank of Greece S.A. ADR ‡	9
1	Royal Bank of Canada ‡	47
1	Sterling Bancshares, Inc. ‡	5
—	SunTrust Banks, Inc. ‡	3
1	Toronto-Dominion Bank ADR ‡	53
—	Trustmark Corp. ‡	6
—	US Bancorp	2
1	Westpac Banking Corp. ADR ‡	57

		595

	Basic Materials — 0.6%
2	RPM International, Inc. ‡	33

	Capital Goods — 10.8%
1	3M Co. ‡	30
4	Aircastle Ltd. ‡	24
1	Boeing Co. ‡	38
—	Caterpillar, Inc. ‡	6
—	Crane Co. ‡	8
1	Eaton Corp.	29
1	Emerson Electric Co. ‡	51
—	Empresa Brasileira de Aeronautica S.A. ADR ‡	7
2	General Electric Co. ‡	23
—	Honeywell International, Inc. ‡	14
1	Hubbell, Inc. Class B ‡	20
—	Illinois Tool Works, Inc.	5
1	Ingersoll-Rand Co. Class A ‡	20
3	Insteel Industries, Inc. ‡	20
6	Masco Corp. ‡	52
—	Northrop Grumman Corp. ‡	18
3	Oshkosh Corp. ‡	27
3	PACCAR, Inc. ‡	100
1	Rockwell Automation, Inc. ‡	35
—	Siemens AG ADR ‡	18
1	Textron, Inc. ‡	16
7	Tomkins plc ADR ‡	66

		627

	Commercial & Professional Services — 2.5%
1	Avery Dennison Corp. ‡	25
1	Corporate Executive Board Co. ‡	21
2	Pitney Bowes, Inc. ‡	40
2	R.R. Donnelley & Sons Co. ‡	21
2	Steelcase, Inc. ‡	9
1	Waste Management, Inc. ‡	28

		144

	Consumer Durables & Apparel — 3.7%
5	Eastman Kodak Co. ‡	15
4	Jones Apparel Group, Inc. ‡	36
3	Lennar Corp. ‡	25
2	Mattel, Inc. ‡	26
—	National Presto Industries, Inc. ‡	6
2	Panasonic Corp. ‡	24
—	Polaris Industries, Inc. ‡	8
1	Sony Corp. ADR ‡	33
—	Stanley Works ‡	14
—	V.F. Corp. ‡	19

		206

	Consumer Services — 3.0%
2	International Game Technology ‡	25
2	McDonald’s Corp. ‡	129
1	Starwood Hotels & Resorts ‡	18

		172

	Diversified Financials — 5.5%
—	Ameriprise Financial, Inc. ‡	12
2	Bank of America Corp. ‡	21
1	Bank of New York Mellon Corp. ‡	15
—	BlackRock, Inc. ‡	13
3	Compass Diversified Holdings ‡	29
—	Eaton Vance Corp. ‡	13
—	Franklin Resources, Inc. ‡	6
2	Morgan Stanley ‡	43
2	NYSE Euronext ‡	53
2	Orix Corp. ADR ‡	51
1	Prospect Capital Corp. ‡	5
2	SEI Investments Co. ‡	22
1	Waddell and Reed Financial, Inc. Class A ‡	31

		314

	Energy — 21.6%
4	BP plc ADR ‡	184
1	Chevron Corp. ‡	66
—	CNOOC Ltd. ADR ‡	47
1	ConocoPhillips Holding Co. ‡	23
3	DHT Maritime, Inc. ‡	14
1	Diamond Offshore Drilling, Inc. ‡	64
—	EnCana Corp. ADR ‡	16
1	Enerplus Resources Fund ‡	14
1	Eni S.p.A. ADR	32
1	Exxon Mobil Corp. ‡	73
—	Frontline Ltd. ‡	6
3	General Maritime Corp. ‡	32
—	Knightsbridge Tankers Ltd. ADR ‡	5
2	Marathon Oil Corp.	57
1	Patterson-UTI Energy, Inc. ‡	14
4	Pengrowth Energy Trust ‡	30
—	PetroChina Co. Ltd. ADR ‡	30
6	Precision Drilling Trust ‡	26
1	Repsol-YPF S.A. ADR ‡	23
The accompanying notes are an integral part of these financial statements.

5

The Hartford Global Enhanced Dividend Fund
Schedule of Investments — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
LONG POSITIONS — 138.8% — (continued)
COMMON STOCKS — 138.8% — (continued)
	Energy — 21.6% — (continued)
2	Royal Dutch Shell plc ADR ‡	$107
1	Sasol Ltd. ADR ‡	32
4	Ship Finance International, Ltd. ‡	36
2	Spectra Energy Corp. ‡	30
1	StatoilHydro ASA-ADR ‡	25
2	Sunoco, Inc.	55
4	Total S.A. ADR ‡	192
3	Vaalco Energy, Inc. •‡	14

		1,247

	Food & Staples Retailing — 1.2%
2	Supervalu, Inc. ‡	40
1	Sysco Corp. ‡	30

		70

	Food, Beverage & Tobacco — 6.5%
1	Coca-Cola Co. ‡	43
—	Companhia de Bebidas das Americas ADR ‡	15
1	H.J. Heinz Co. ‡	24
2	Kraft Foods, Inc. ‡	46
1	Lorillard, Inc.	39
—	PepsiCo, Inc. ‡	14
2	Philip Morris International, Inc. ‡	65
2	Reynolds American, Inc. ‡	63
3	Unilever N.V. NY Shares ADR ‡	68

		377

	Health Care Equipment & Services — 1.5%
5	Brookdale Senior Living, Inc. ‡	52
1	Computer Programs and Systems, Inc. ‡	19
—	Fresenius Medical Care AG ADR	10
—	Landauer, Inc. ‡	6

		87

	Household & Personal Products — 0.9%
—	Clorox Co. ‡	15
1	Kimberly-Clark Corp. ‡	39

		54

	Insurance — 6.9%
—	Aflac, Inc. ‡	10
11	Allianz SE ADR ‡	96
2	Allstate Corp. ‡	35
1	Arthur J. Gallagher & Co. ‡	27
3	Axa ADR ‡	46
—	Axis Capital Holdings Ltd. ‡	8
1	Brown & Brown, Inc. ‡	17
1	Chubb Corp.	27
1	Cincinnati Financial Corp. ‡	19
—	Harleysville Group, Inc. ‡	6
2	Old Republic International Corp. ‡	15
3	Prudential Financial, Inc. ‡	33
1	Sun Life Financial ‡	23
—	Travelers Cos., Inc. ‡	12
1	Unitrin, Inc. ‡	23

		397

	Materials — 5.8%
1	ArcelorMittal ADR ‡	29
1	Cemex S.A. de C.V. ADR •‡	7
1	Compass Minerals Group, Inc.	33
5	Dow Chemical Co. ‡	79
1	E.I. DuPont de Nemours & Co. ‡	24
—	Lubrizol Corp. ‡	20
1	MeadWestvaco Corp. ‡	14
—	Nucor Corp. ‡	18
1	Olin Corp. ‡	15
2	Southern Copper Corp. ‡	37
1	Syngenta AG ADR ‡	28
—	Weyerhaeuser Co. ‡	11
1	Worthington Industries, Inc. ‡	21

		336

	Media — 1.9%
1	A.H. Belo Corp. Class A ‡	3
6	CBS Corp. Class B ‡	41
1	McGraw-Hill Cos., Inc.	17
—	Meredith Corp. ‡	9
1	Sham Communications, Inc. ‡	21
—	Time Warner Cable, Inc. ‡	5
1	Time Warner, Inc. ‡	13

		109

	Pharmaceuticals, Biotechnology & Life Sciences — 10.0%
5	Biovail Corp. ‡	51
4	Bristol-Myers Squibb Co. ‡	75
2	Eli Lilly & Co. ‡	70
—	Johnson & Johnson ‡	22
3	Merck & Co., Inc. ‡	66
2	Novartis AG ADR ‡	61
11	Pfizer, Inc. ‡	149
3	Sanofi-Aventis S.A. ADR ‡	84

		578

	Real Estate — 4.6%
2	Annaly Capital Management, Inc. ‡	29
1	Anworth Mortgage Asset Corp. ‡	7
3	Apartment Investment & Management Co. ‡	22
2	Duke Realty, Inc. ‡	16
—	Entertainment Properties Trust ‡	6
—	HCP, Inc. ‡	6
—	Health Care, Inc. ‡	12
1	Hospitality Properties Trust ‡	14
5	HRPT Properties Trust ‡	22
—	Inland Real Estate Corp. ‡	3
4	Lexington Realty Trust ‡	13
2	Medical Properties Trust, Inc. ‡	10
1	MFA Mortgage Investments, Inc. ‡	7
1	Nationwide Health Properties, Inc. ‡	31
3	Northstar Realty Finance Corp. ‡	9
3	Resource Capital Corp. ‡	9
5	UDR, Inc. ‡	50

		266

	Retailing — 2.1%
1	Asbury Automotive Group ‡	11
—	Barnes & Noble, Inc. ‡	8
—	Genuine Parts Co. ‡	15
—	Home Depot, Inc. ‡	7
—	J.C. Penney Co., Inc. ‡	9
1	Limited Brands, Inc. ‡	15
1	Macy’s, Inc. ‡	18
3	OfficeMax, Inc. ‡	25
1	Williams-Sonoma, Inc. ‡	11

		119

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount			Market Value ╪
LONG POSITIONS — 138.8% — (continued)
COMMON STOCKS — 138.8% — (continued)
	Semiconductors & Semiconductor Equipment — 2.3%
1	Analog Devices, Inc. ‡		$14
3	Intel Corp. ‡		52
2	Intersil Corp.		28
1	Linear Technology Corp. ‡		12
1	Microchip Technology, Inc. ‡		29

			135

	Software & Services — 3.4%
—	Automatic Data Processing, Inc. ‡		14
2	infoGROUP, Inc. ‡		7
1	Infosys Technologies Ltd. ADR ‡		32
2	Paychex, Inc. ‡		60
1	S.p.A. ADR ‡		33
8	United Online, Inc. ‡		44

			190

	Technology Hardware & Equipment — 7.2%
3	Canon, Inc. ADR ‡		102
1	Fujifilm Holdings Corp. ‡		16
—	Hitachi Ltd. ‡		16
2	Jabil Circuit, Inc. ‡		19
1	Molex, Inc. ‡		19
4	Nokia Corp. ‡		62
10	Seagate Technology ‡		83
12	Telefonaktiebolaget LM Ericsson ADR ‡		101

			418

	Telecommunication Services — 11.6%
2	Alaska Communication Systems Holdings, Inc. ‡		12
2	AT&T, Inc. ‡		54
4	BT Group plc ADR ‡		61
1	CenturyTel, Inc. ‡		26
1	China Telecom Corp. Ltd. ADR •‡		41
2	Deutsche Telekom AG ADR ‡		20
1	Embarq Corp. ‡		53
1	France Telecom S.A. ADR ‡		27
7	Frontier Communications Corp. ‡		46
1	Hutchinson Telecom Internation Ltd. ADR ‡		6
2	Nippon Telegraph & Telephone Corp. ADR ‡		41
1	Philippine Long Distance Telephone Co. ADR ‡		23
1	Portugal Telecom S.A. ADR ‡		10
2	SK Telecom Co., Ltd. ADR ‡		33
1	Telecom Corp. of New Zealand Ltd. ADR ‡		11
4	Telecom Italia S.p.A. ADR ‡		53
1	Verizon Communications, Inc. ‡		23
6	Vodafone Group plc ADR ‡		114
2	Windstream Corp. ‡		14

			668

	Transportation — 1.8%
2	Eagle Bulk Shipping Inc. ‡		10
1	Genco Shipping & Trading Ltd. ‡		26
1	Grupo Aeroportuario del Pacifico SAB de CV ADR ‡		23
2	Horizon Lines, Inc. Class A ‡		10
3	Lan Airlines S.A. ADR ‡		27
1	Pacer International, Inc. ‡		5

			101

	Utilities — 10.4%
1	AGL Resources, Inc. ‡		31
1	Allete, Inc.		20
2	Ameren Corp. ‡		35
1	American Electric Power Co., Inc. ‡		27
3	CenterPoint Energy, Inc. ‡		32
—	CIA Saneamento Basico De Estado de Sao Paulo ‡		8
1	Consolidated Edison, Inc. ‡		45
1	DTE Energy Co. ‡		29
—	National Grid plc ‡		11
4	NiSource, Inc. ‡		42
1	OGE Energy Corp. ‡		33
1	Oneok, Inc. ‡		14
2	Pepco Holdings, Inc. ‡		21
2	Pinnacle West Capital Corp. ‡		57
1	Progress Energy, Inc. ‡		42
1	SCANA Corp. ‡		27
3	Southern Co. ‡		85
2	TECO Energy, Inc. ‡		17
1	Vectren Corp. ‡		21

			597

	Total common stocks (cost $10,686)		$7,995

	Total long-term investments (cost $10,686)		$7,995

SHORT-TERM INVESTMENTS — 2.4%
	Investment Pools and Funds — 2.4%
136	State Street Bank U.S. Government Money Market Fund		$136

	Total short-term investments (cost $136)		$136

	Total long positions (cost $10,822)▲	141.2%	$8,131
	Securities sold short (proceeds $2,652)▲	(40.8)%	(2,351)
	Other assets and liabilities	(0.4)%	(21)

	Total net assets	100.0%	$5,759

Shares		Market Value ╪
SECURITIES SOLD SHORT — 40.8%
COMMON STOCK — 40.8%
	Automobiles & Components — 0.1%
1	Dana Holding Corp.•	$1
1	Tenneco Automotive, Inc.•	4

		5

	Banks — 0.4%
1	Signature Bank•	14
1	Texas Capital Bankshares, Inc.•	8

		22

	Capital Goods — 3.2%
—	Astec Industries, Inc.•	6
1	BE Aerospace, Inc.•	7
1	Colfax Corp.•	6
—	Enpro Industries, Inc.•	5
The accompanying notes are an integral part of these financial statements.

7

The Hartford Global Enhanced Dividend Fund
Schedule of Investments — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)

Shares		Market Value ╪
SECURITIES SOLD SHORT — 40.8% — (continued)
COMMON STOCK — 40.8% — (continued)
	Capital Goods — 3.2% — (continued)
—	ESCO Technologies, Inc.•	$14
1	Flow International Corp.•	2
1	General Cable Corp.•	14
1	Hexcel Corp.•	7
8	JA Solar Holdings Co. Ltd. ADR•	26
—	Kadant, Inc.•	4
2	McDermott International, Inc.•	37
—	Mitsui & Co., Ltd. ADR	8
—	Moog, Inc. Class A•	6
—	RBS Bearings, Inc.•	6
1	Spirit Aerosystems Holdings, Inc.•	6
1	Tecumseh Products Co. Class A •	7
1	Titan International, Inc.	7
—	Titan Machinery, Inc.•	5
—	TransDigm Group, Inc.•	8
1	Trimas Corp.•	3

		184

	Commercial & Professional Services — 1.3%
3	Cenveo, Inc.•	14
1	Consolidated Graphics, Inc.•	15
1	Covanta Holding Corp.•	9
1	Navigant Consulting, Inc.•	11
2	Spherion Corp.•	8
—	Stericycle, Inc.•	10
—	Waste Connections, Inc.•	5

		72

	Consumer Durables & Apparel — 1.3%
—	Coach, Inc.•	10
1	Gildan Activewear, Inc.•	7
1	Hanesbrands, Inc.•	17
—	Jakks Pacific, Inc.•	6
1	Mohawk Industries, Inc.•	26
—	Universal Electronics, Inc.•	8

		74

	Consumer Services — 1.7%
1	Cheesecake Factory, Inc.•	17
2	Gaylord Entertainment Co.•	23
1	Scientific Games Corp. Class A•	25
1	Sonic Corp.•	8
1	Starbucks Corp.•	10
1	Texas Roadhouse, Inc.•	12

		95

	Consumer Staples — 0.2%
—	Seaboard Corp.	12

	Diversified Financials — 0.4%
—	Nasdaq OMX Group, Inc.•	6
—	PHH Corp.•	6
—	Riskmetrics Group, Inc.•	8

		20

	Energy — 5.1%
—	Bill Barrett Corp.•	8
—	Bristow Group, Inc.•	4
1	Bronco Drilling Co., Inc.•	6
—	Carrizo Oil & Gas, Inc.•	4
1	CNX Gas Corp.•	15
1	Continental Resources, Inc.•	20
3	Exco Resources, Inc.•	33
1	Forest Oil Corp.•	19
—	Goodrich Petroleum Corp.•	7
4	Hercules Offshore, Inc.•	13
—	Newfield Exploration Co.•	10
4	Parker Drilling Co.•	12
1	Petrohawk Energy Corp.•	27
1	Quicksilver Resources, Inc.•	8
2	Sandridge Energy, Inc.•	14
1	Southwestern Energy Co.•	21
1	Suncor Energy, Inc. ADR	29
1	TETRA Technologies, Inc.•	6
—	Ultra Petroleum Corp.•	19
1	Williams Cos., Inc.	20

		295

	Food & Staples Retailing — 0.5%
1	United Natural Foods, Inc.•	31

	Food, Beverage & Tobacco — 1.9%
1	Chiquita Brands International, Inc.•	8
1	Dr Pepper Snapple Group•	31
1	Hain Celestial Group, Inc.•	19
—	Hansen National Corp.•	10
2	Omega Protein Corp.•	6
2	Smart Balance, Inc.•	15
2	Smithfield Foods, Inc.•	21

		110

	Health Care Equipment & Services — 0.6%
1	Boston Scientific Corp.•	8
1	Emeritus Corp.•	12
—	Hologic, Inc.•	7
—	NuVasive, Inc.•	7

		34

	Insurance — 0.2%
—	Argo Group International Holdings Ltd.•	5
3	Conseco, Inc.•	4
1	PMA Capital Corp. Class A•	5

		14

	Materials — 2.0%
—	Agnico Eagle Mines Ltd.	10
1	Buckeye Technologies, Inc.•	7
—	Haynes International, Inc.•	11
2	Headwaters, Inc.•	5
1	Intrepid Potash, Inc.•	30
1	Rockwood Holdings, Inc.•	7
1	RTI International Metals, Inc.•	12
16	Smurfit-Stone Container Corp.•	1
4	Sterlite Industries Ltd.	32

		115

	Media — 1.1%
2	CTC Media, Inc.•	16
1	DISH Network Corp.•	15
2	Lakes Entertainment, Inc.•	6
2	Liberty Media Corp. — Capital•	24
—	Scholastic Corp.	2

		63

The accompanying notes are an integral part of these financial statements.

8

Shares			Market Value ╪
SECURITIES SOLD SHORT — 40.8% — (continued)
COMMON STOCK — 40.8% — (continued)
	Pharmaceuticals, Biotechnology & Life Sciences — 2.5%
1	Auxilium Pharmaceuticals, Inc.•		$21
2	Caraco Pharmaceutical Laboratories Ltd.•		7
3	Cypress Bioscience•		19
5	DURECT Corp.•		11
5	Elan Corp. plc ADR•		29
1	Noven Pharmaceuticals, Inc.•		12
1	Questcor Pharmaceuticals•		3
2	Salix Pharmaceuticals Ltd.•		20
3	SuperGen, Inc.•		7
1	Xenoport, Inc.•		12

			141

	Real Estate — 1.0%
1	Digital Realty Trust, Inc.		27
1	Douglas Emmett, Inc.		14
—	Equity Residential Properties Trust		10
—	Essex Property Trust, Inc.		9

			60

	Retailing — 1.0%
1	AnnTaylor Stores Corp.•		6
1	Audiovox Corp. Class A•		5
2	Chico’s FAS, Inc.•		18
1	Collective Brands, Inc.•		8
1	Dress Barn, Inc.•		12
2	Sally Beauty Co., Inc.•		11

			60

	Semiconductors & Semiconductor Equipment — 1.7%
—	Atheros Communications, Inc.•		7
6	Atmel Corp.•		22
1	Diodes, Inc.•		16
3	LSI Corp.•		13
3	Micron Technology, Inc.•		16
1	Microsemi Corp.•		12
—	Rambus, Inc.•		5
—	Silicon Laboratories, Inc.•		9

			100

	Software & Services — 3.0%
—	Affiliated Computer Services, Inc. Class A•		23
1	Ariba, Inc.•		8
1	AsiaInfo Holdings, Inc.•		8
1	Computer Sciences Corp.•		33
—	IAC/Interactive Corp.•		6
2	Internet Capital•		12
2	Liquidity Services, Inc.•		16
5	LivePerson, Inc.•		12
—	Mercadolibre, Inc.•		11
1	Red Hat, Inc.•		12
1	Valueclick, Inc.•		10
3	VeriFone Holdings, Inc.•		24

			175

	Technology Hardware & Equipment — 3.9%
—	Agilent Technologies, Inc.•		5
1	Cogent, Inc.•		7
2	Cogo Group, Inc.•		14
—	Coherent, Inc.•		5
—	Hughes Communications Inc.•		8
1	Intermec, Inc.•		16
1	Juniper Networks, Inc.•		15
1	Polycom, Inc.•		27
1	Research In Motion Ltd.•		39
3	SanDisk Corp.•		49
13	Sanmina-Sci Corp.•		7
4	Sycamore Networks, Inc.•		13
1	Trimble Navigation Ltd.•		16
—	ViaSat, Inc.•		6

			227

	Telecommunication Services — 3.4%
11	Cincinnati Bell, Inc.•		30
1	Crown Castle International Corp.•		28
1	iPCS, Inc.•		19
—	Leap Wireless International, Inc.•		10
1	NII Holdings, Inc. Class B•		17
1	SBA Communications Corp.•		16
5	Sprint Nextel Corp.•		23
3	Telmex Internacional		29
1	US Cellular Corp.•		24

			196

	Transportation — 0.6%
2	American Commercial Lines, Inc.•		8
1	Atlas Air Worldwide Holdings, Inc.•		17
—	Kirby Corp.•		8

			33

	Utilities — 3.7%
3	AES Corp.•		18
1	Allegheny Energy, Inc.		13
1	Avista Corp.		13
9	Dynegy Holdings, Inc.•		16
1	El Paso Electric Co.•		17
—	EQT Corp.		10
1	ITC Holdings Corp.		23
1	MDU Resources Group, Inc.		23
—	Northwest Natural Gas Co.		18
4	Reliant Resources, Inc.•		20
—	South Jersey Industries, Inc.		11
1	Wisconsin Energy Corp.		31

			213

	Total common stock (proceeds $2,652)		$2,351

	Total securities sold short (proceeds $2,652)	40.8%	$2,351

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of long position investments in foreign securities represents 53.10% of total net assets at April 30, 2009.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.
The accompanying notes are an integral part of these financial statements.

9

The Hartford Global Enhanced Dividend Fund
Schedule of Investments — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)

▲	At April 30, 2009, the cost of securities for federal income tax purposes was $8,157 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,028
Unrealized Depreciation	(3,405)

Net Unrealized Depreciation	$(2,377)

•	Currently not paying a dividend.

‡	All or a portion of this security is held in a segregated account to cover the Fund’s short position.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.
Diversification by Country — Long Positions
as of April 30, 2009

Percentage of
Country	Net Assets
Australia	1.0%
Brazil	0.3
Canada	5.8
Chile	1.1
China	1.2
Finland	1.1
France	6.0
Germany	3.1
Greece	0.2
Hong Kong	0.9
India	0.6
Italy	1.5
Japan	11.0
Luxembourg	0.5
Mexico	0.5
Netherlands	1.2
New Zealand	0.2
Norway	0.5
Philippines	0.4
Portugal	0.2
South Africa	0.6
South Korea	0.6
Spain	1.3
Sweden	1.7
Switzerland	1.6
United Kingdom	10.0
United States	85.7
Short-Term Investments	2.4

Total Long Positions	141.2
Short Positions	(40.8)
Other Assets and Liabilities	(0.4)

Total	100.0%

Diversification by Country — Securities Sold Short
as of April 30, 2009

Percentage of
Country	Net Assets
Canada	1.5%
China	0.6
India	0.5
Ireland	0.5
Japan	0.1
Mexico	0.5
United States	37.1

Total	40.8%

FAS 157 Disclosure of Investment Valuation Hierarchy Levels

Assets:
Investment in securities — Level 1	$8,131

Total	$8,131

Liabilities:
Securities sold short — Level 1	$2,351

Total	$2,351

The accompanying notes are an integral part of these financial statements.
10

The Hartford Global Enhanced Dividend Fund
Statement of Assets and Liabilities
April 30, 2009 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at fair value (cost $10,822)	$8,131
Cash	1
Receivables:
Investment securities sold	299
Dividends and interest	40
Other assets	1

Total assets	8,472

Liabilities:
Securities sold short, at value (proceeds $2,652)	2,351
Payables:
Investment securities purchased	352
Investment management fees	1
Distribution fees	—
Dividends and interest on short positions	—
Accrued expenses	9

Total liabilities	2,713

Net assets	$5,759

Summary of Net Assets:
Capital stock and paid-in-capital	10,927
Accumulated undistributed net investment income	38
Accumulated net realized loss on investments	(2,816)
Unrealized depreciation of investments and the translation of assets and liabilities denominated in foreign currency	(2,390)

Net assets	$5,759

Shares authorized	850,000

Par value	$0.001

Class A: Net asset value per share/Maximum offering price per share	$5.21/$5.51

Shares outstanding	873

Net assets	$4,552

Class B: Net asset value per share	$5.21

Shares outstanding	33

Net assets	$171

Class C: Net asset value per share	$5.21

Shares outstanding	33

Net assets	$171

Class I: Net asset value per share	$5.22

Shares outstanding	33

Net assets	$174

Class R3: Net asset value per share	$5.21

Shares outstanding	33

Net assets	$172

Class R4: Net asset value per share	$5.21

Shares outstanding	33

Net assets	$173

Class R5: Net asset value per share	$5.21

Shares outstanding	33

Net assets	$173

Class Y: Net asset value per share	$5.22

Shares outstanding	33

Net assets	$173

The accompanying notes are an integral part of these financial statements.

11

The Hartford Global Enhanced Dividend Fund
Statement of Operations
For the Six Month Period Ended April 30, 2009 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$280
Less: Foreign tax withheld	(7)

Total investment income	273

Expenses:
Investment management fees	29
Distribution fees
Class A	6
Class B	1
Class C	1
Class R3	—
Class R4	—
Custodian fees	3
Accounting services	—
Board of Directors’ fees	1
Interest and dividend expense	6
Audit fees	3
Other expenses	14

Total expenses (before waivers and fees paid indirectly)	64
Expense waivers	(29)
Custodian fee offset	—

Total waivers and fees paid indirectly	(29)

Total expenses, net	35

Net investment income	238

Net Realized Loss on Investments:
Net realized loss on investments in securities	(3,475)
Net realized gain on securities sold short	1,109
Net realized gain on foreign currency transactions	—

Net Realized Loss on Investments	(2,366)

Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	2,279
Net unrealized depreciation of securities sold short	(1,153)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	—

Net Changes in Unrealized Appreciation of Investments	1,126

Net Loss on Investments	(1,240)

Net Decrease in Net Assets Resulting from Operations	$(1,002)

The accompanying notes are an integral part of these financial statements.

12

The Hartford Global Enhanced Dividend Fund
Statement of Changes in Net Assets
(000’s Omitted)

		For the Period
	For the Six-Month	November 28,
	Period Ended	2007**
	April 30, 2009	through
	(Unaudited)	October 31, 2008
Operations:
Net investment income	$238	$759
Net realized loss on investments	(2,366)	(482)
Net unrealized appreciation (depreciation) of investments	1,126	(3,516)

Net decrease in net assets resulting from operations	(1,002)	(3,239)

Distributions to Shareholders:
From net investment income
Class A	(167)	(454)
Class B	(6)	(16)
Class C	(6)	(16)
Class I	(6)	(18)
Class R3	(6)	(16)
Class R4	(6)	(17)
Class R5	(6)	(17)
Class Y	(7)	(18)

Total distributions	(210)	(572)

Capital Share Transactions:
Class A	167	8,354
Class B	6	316
Class C	6	316
Class I	6	318
Class R3	6	316
Class R4	6	317
Class R5	6	317
Class Y	7	318

Net increase from capital share transactions	210	10,572

Net increase (decrease) in net assets	(1,002)	6,761
Net Assets:
Beginning of period	6,761	—

End of period	$5,759	$6,761

Accumulated undistributed net investment income	$38	$10

**	Commencement of operations.
The accompanying notes are an integral part of these financial statements.

13

The Hartford Global Enhanced Dividend Fund
Notes to Financial Statements
April 30, 2009 (Unaudited)
(000’s Omitted)
1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-two portfolios. Financial statements for The Hartford Global Enhanced Dividend Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares are sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors through advisory fee-based wrap programs. Classes R3, R4, R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and except that Class B shares automatically convert to Class A shares after 8 years.

This Fund’s shares were not offered to the public for the period from November 27, 2007 through April 30, 2009.

Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments will be allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). After the Close Date, existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).
a)	Security Transactions and Investment Income — Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)	Security Valuation — The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary markets, but before the close of the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The

14

circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, ADR’s, exchange traded funds (“ETF’s”)) after the close of the foreign markets but before the close of the Exchange. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Debt securities (other than short-term obligations and senior floating rate interests) held by the Fund are valued on the basis of valuations furnished by an independent pricing service which determines valuations for normal institutional size trading units of debt securities. Senior floating rate interests generally trade in over-the-counter markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by the Fund’s Board of Directors. Generally, the Fund may use fair valuation in regard to debt securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that mature in 60 days or less are valued at amortized cost, which approximates market value.

Exchange traded equity securities shall be valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time. If it is not possible to determine the last reported sale price or official closing price on the relevant exchange or market at the Valuation Time, the value of the security shall be taken to be the most recent mean between bid and asked prices on such exchange or market at the Valuation Time.

Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

A forward currency contract shall be valued based on the price of the underlying currency at the prevailing interpolated exchange rate, which is a combination of the spot currency rate and the forward currency rate. Spot currency rates and forward currency rates are obtained from an independent pricing service on a daily basis not more than one hour before the Valuation Time.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty

15

The Hartford Global Enhanced Dividend Fund
Statement of Changes in Net Assets — (continued)
(000’s Omitted)
cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the valuation date.

c)	Foreign Currency Transactions — The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates on portfolio securities from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)	Joint Trading Account — Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Hartford Investment Management Company (“Hartford Investment Management”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

e)	Forward Foreign Currency Contracts — The Fund may enter into forward foreign currency contracts that obligate the Fund to repurchase/replace or sell currencies at specified future dates. Forward foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

Forward foreign currency contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar.

f)	Indexed Securities — The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund uses these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund had no investments in indexed securities as of April 30, 2009.

g)	Fund Share Valuation and Dividend Distributions to Shareholders — Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

16

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income are declared and paid quarterly. Dividends are paid on shares beginning on the business day after the day when the funds used to purchase the shares are collected by the transfer agent for the Fund. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences include but are not limited to foreign currency gains and losses, losses deferred due to wash sales adjustments, adjustments related to Passive Foreign Investment Companies and certain derivatives, and excise tax regulations. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

h)	Illiquid and Restricted Securities — The Fund is permitted to invest up to 15% of its net assets in illiquid securities. “Illiquid Securities” are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund had no illiquid or restricted securities as of April 30, 2009.

i)	Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

j)	Financial Accounting Standards Board Financial Accounting Standards No. 157 — Effective November 1, 2008, the Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. Fair value is defined under FAS 157 as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Under FAS 157, a fair value measurement should reflect all of the assumptions that market participants would use in pricing the asset or liability, including assumptions about the risk inherent in a particular valuation technique, the effect of a restriction on the sale or use of an asset, and the risk of nonperformance.

Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized, per FAS 157, into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 — Quoted prices in active markets for identical securities. Level 1 includes exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•	Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 includes debt securities that are traded less frequently

17

The Hartford Global Enhanced Dividend Fund
Statement of Changes in Net Assets — (continued)
(000’s Omitted)
than exchange-traded instruments and that are valued using third party pricing services and foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•	Level 3 — Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes and require significant management judgment or estimation. This category includes broker quoted securities, long dated OTC options and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a good representation of exit price.
Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

FAS 157 also requires that a roll forward reconciliation be shown for all Level 3 securities from the beginning of the reporting period to the end of the reporting period. Part of this reconciliation includes transfers in and/or out of Level 3. For purposes of this reconciliation, transfers in are shown at the end of period fair value and transfers out are shown at the beginning of period fair value. During the six-month period ended April 30, 2009, the Fund held no Level 3 securities.

Refer to the valuation hierarchy levels summary found following the Schedule of Investments.

FASB Staff Position No. 157-4 — In April 2009, FASB released FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP FAS 157-4”). FSP FAS 157-4 provides additional guidance on determining whether a market for a financial asset is not active and a transaction is not distressed when measuring fair value under FAS 157. The FSP also requires additional disclosure detail on debt and equity securities by major investment categories. FSP FAS 157-4 is effective for interim and annual periods ending after June 15, 2009. At this time, management is evaluating the implications of FSP FAS 157-4 and does not believe it will impact valuation but will require additional disclosure. This additional disclosure has not yet been implemented.

k)	Financial Accounting Standards Board Financial Accounting Standards No. 161 — In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires companies to disclose information detailing the objectives and strategies for using derivative instruments, the level of derivative activity entered into by the company and any credit risk-related contingent features of the agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and has not yet implemented the new disclosure standard.

l)	Securities Sold Short — As part of its principal investment strategy, the Fund will enter into short sales. In a short sale, the Fund sells a borrowed security (typically from a broker or other institution). The Fund may not always be able to borrow the security at a particular time or at an acceptable price. Thus, there is a risk that the fund may be unable to implement its investment strategy due to the lack of available stocks or for other reasons. After selling the borrowed security, the Fund is obligated to “cover” the short sale by purchasing the security and returning the security to the lender. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. Because the Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss.

Short sales also involve other costs. The Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. In addition, to borrow the security, the Fund may be required to pay a premium. The Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for the

18

Fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of the premiums, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets to cover the Fund’s short position. Securities held in a segregated account can not be sold while the position they are covering is outstanding, unless they are replaced with similar securities. Additionally, the Fund must maintain a sufficient liquid asset (less any additional collateral held by the broker) to cover the short sale obligation. This may limit the Fund’s investment flexibility, as well as its ability to meet redemption or other current obligations.

Dividends declared on short positions existing on the record date are recorded on the ex-dividend date as an expense on the Statement of Operations.

m)	Indemnifications: Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
3. Federal Income Taxes:
a)	Federal Income Taxes — For federal income tax purposes, the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and the Fund intends to distribute substantially all of its income and gains during the calendar year ending December 31, 2009. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

For the Year Ended
October 31, 2008 *
Ordinary Income	$572

*	Commenced operations on November 28, 2007.
As of October 31, 2008, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$10
Accumulated Capital Losses*	$(464)
Unrealized Depreciation†	$(3,502)

Total Accumulated Deficit	$(3,956)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable to the tax deferral of wash sales losses, the mark-to-market adjustment for certain derivatives in accordance with IRC Sec. 1256, the mark to market for Passive Foreign Investment Companies and basis differences in real estate investment trusts.

19

The Hartford Global Enhanced Dividend Fund
Statement of Changes in Net Assets — (continued)
(000’s Omitted)
c)	Reclassification of Capital Accounts — In accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Fund has recorded reclassifications in its capital accounts. These reclassifications had no impact on the NAV of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. As of October 31, 2008, the Fund recorded reclassifications to decrease undistributed net investment income by $177, increase accumulated net realized gain by $32, and increase paid in capital by $145.

d)	Capital Loss Carryforward — At October 31, 2008 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year	Amount
2016	$464

Total	$464

e)	Financial Accounting Standards Board Interpretation No. 48 — On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. The Fund adopted FIN 48 for fiscal years beginning after December 15, 2006. Management has evaluated the implications of FIN 48 for all open tax years (tax years ended October 31, 2006 — 2008) and has determined there is no impact to the Fund’s financial statements.
4. Expenses:
a)	Investment Management Agreements — Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with The Hartford Mutual Funds, Inc. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the six-month period ended April 30, 2009; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	1.00%
On next $500 million	0.95%
On next $4 billion	0.90%
On next $5 billion	0.88%
Over $10 billion	0.87%
HIFSCO has voluntarily agreed to waive 100% of the management fees through February 28, 2010.

20

b)	Accounting Services Agreement — Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting service fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%
c)	Operating Expenses — Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the six-month period ended April 30, 2009, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.60%	2.35%	2.35%	1.35%	1.85%	1.60%	1.35%	1.25%
d)	Fees Paid Indirectly — The Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the six-month period ended April 30, 2009, this amount is included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Annualized
	Six-Month
	Period	Year Ended
	Ended April	October 31,
	30, 2009	2008
Class A Shares	1.17%	0.58	%*
Class B Shares	1.92	1.33	†
Class C Shares	1.92	1.33	‡
Class I Shares	0.92	0.33	§
Class R3 Shares	1.62	1.03	**
Class R4 Shares	1.32	0.73	††
Class R5 Shares	1.02	0.43	‡‡
Class Y Shares	0.92	0.33	§§

*	From November 28, 2007 (commencement of operations), through October 31, 2008

†	From November 28, 2007 (commencement of operations), through October 31, 2008

‡	From November 28, 2007 (commencement of operations), through October 31, 2008

§	From November 28, 2007 (commencement of operations), through October 31, 2008

**	From November 28, 2007 (commencement of operations), through October 31, 2008

††	From November 28, 2007 (commencement of operations), through October 31, 2008

‡‡	From November 28, 2007 (commencement of operations), through October 31, 2008

§§	From November 28, 2007 (commencement of operations), through October 31, 2008
e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares — HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through

21

The Hartford Global Enhanced Dividend Fund
Statement of Changes in Net Assets — (continued)
(000’s Omitted)
broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2009, HIFSCO received front-end load sales charges in an amount that rounds to zero and contingent deferred sales charges in an amount that rounds to zero from the Fund.

The Fund has adopted Distribution and Service Plans in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Funds provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of only up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the Distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the Distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

f)	Other Related Party Transactions — Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2009, a portion of the Fund’s chief compliance officer’s salary was paid by the Fund in an amount, which rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO was compensated an amount, which rounds to zero, for providing such services. These fees are accrued daily and paid monthly.
5. Affiliate Holdings:
As of April 30, 2009, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class A	873
Class B	33
Class C	33
Class I	33
Class R3	33
Class R4	33
Class R5	33
Class Y	33

22

6. Investment Transactions:
For the six-month period ended April 30, 2009, the Fund’s aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$2,327
Sales Proceeds Excluding U.S. Government Obligations	1,936
7. Capital Share Transactions:
The following information is for the six-month period ended April 30, 2009 and the year ended October 31, 2008:

	For the Six-Month Period Ended April 30, 2009					For the Year Ended October 31, 2008
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	—	31	—	—	31	790	52	—	—	842
Amount	$—	$167	$—	$—	$167	$7,900	$454	$—	$—	$8,354
Class B
Shares	—	1	—	—	1	30	2	—	—	32
Amount	$—	$6	$—	$—	$6	$300	$16	$—	$—	$316
Class C
Shares	—	1	—	—	1	30	2	—	—	32
Amount	$—	$6	$—	$—	$6	$300	$16	$—	$—	$316
Class I
Shares	—	1	—	—	1	30	2	—	—	32
Amount	$—	$6	$—	$—	$6	$300	$18	$—	$—	$318
Class R3
Shares	—	1	—	—	1	30	2	—	—	32
Amount	$—	$6	$—	$—	$6	$300	$16	$—	$—	$316
Class R4
Shares	—	1	—	—	1	30	2	—	—	32
Amount	$—	$6	$—	$—	$6	$300	$17	$—	$—	$317
Class R5
Shares	—	1	—	—	1	30	2	—	—	32
Amount	$—	$6	$—	$—	$6	$300	$17	$—	$—	$317
Class Y
Shares	—	1	—	—	1	30	2	—	—	32
Amount	$—	$7	$—	$—	$7	$300	$18	$—	$—	$318
8. Line of Credit:
The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. During the six-month period ended April 30, 2009, the Fund did not have any borrowings under this facility.
9. Industry Classifications:
Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

23

The Hartford Global Enhanced Dividend Fund
Financial Highlights — (Unaudited)

— Selected Per-Share Data — (a)											— Ratios and Supplemental Data —

															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
															Net Assets		Net Assets		Net Assets
															Before		After		After
				Net											Waivers		Waivers		Waivers
				Realized											and		and		and		Ratio of
				and Un-			Distrib-			Net					Reimburse-		Reimburse-		Reimburse-		Net
		Net	Pay-	realized		Dividends	utions			Increase	Net			Net	ments and		ments and		ments and		Invest-		Port-
	Net Asset	Invest-	ments	Gain		from Net	from	Distri-		(Decrease)	Asset			Assets at	Including		Including		Excluding		ment		folio
	Value at	ment	from	(Loss) on	Total from	Invest-	Realized	butions	Total	in Net	Value at			End of	Expenses		Expenses		Expenses		Income to		Turn-
	Beginning	Income	(to)	Invest-	Investment	ment	Capital	from	Distri-	Asset	End of	Total		Period	not Subject		not Subject		not Subject		Average		over
Class	of Period	(Loss)	Affiliate	ments	Operations	Income	Gains	Capital	butions	Value	Period	Return(b)		(000’s)	to Cap(c)		to Cap(c)		to Cap(c)		Net Assets		Rate(d)
For the Six-Month Period Ended April 30, 2009 (Unaudited)
A	$6.34	$0.21	$—	$(1.14)	$(0.93)	$(0.20)	$—	$—	$(0.20)	$(1.13)	$5.21	(14.85)	%(e)	$4,552	2.17	%(f)	1.17	%(f)	0.68	%(f)	8.11	%(f)	34%
B	6 33	0.19	—	(1.13)	(0.94)	(0.18)	—	—	(0.18)	(1.12)	5.21	(15.03	) (e)	171	2.92	(f)	1.92	(f)	1.43	(f)	7.36	(f)	—
C	6 33	0.19	—	(1.13)	(0.94)	(0.18)	—	—	(0.18)	(1.12)	5.21	(15.03	) (e)	171	2.92	(f)	1.92	(f)	1.43	(f)	7.36	(f)	—
I	6.34	0.22	—	(1.14)	(0.92)	(0.20)	—	—	(0.20)	(1.12)	5.22	(14.58	) (e)	174	1.92	(f)	0.92	(f)	0.43	(f)	8.36	(f)	—
R3	6.34	0.20	—	(1.15)	(0.95)	(0.18)	—	—	(0.18)	(1.13)	5.21	(15.04	) (e)	172	2.62	(f)	1.62	(f)	1.13	(f)	7.66	(f)	—
R4	6.34	0.21	—	(1.15)	(0.94)	(0.19)	—	—	(0.19)	(1.13)	5.21	(14.92	) (e)	173	2.32	(f)	1.32	(f)	0.83	(f)	7.96	(f)	—
R5	6.34	0.22	—	(1.15)	(0.93)	(0.20)	—	—	(0.20)	(1.13)	5.21	(14.79	) (e)	173	2.02	(f)	1.02	(f)	0.53	(f)	8.26	(f)	—
Y	6.34	0.22	—	(1.14)	(0.92)	(0.20)	—	—	(0.20)	(1.12)	5.22	(14.58	) (e)	173	1.92	(f)	0.92	(f)	0.43	(f)	8.36	(f)	—
From (commencement of operations) November 28, 2007, through October 31, 2008
A(g)	10.00	0.74	—	(3.84)	(3.10)	(0.56)	—	—	(0.56)	(3.66)	6.34	(32.37	) (e)	5,343	2.09	(f)	1.09	(f)	0 .58	(f)	9.20	(f)	70
B(h)	10.00	0.68	—	(3.84)	(3.16)	(0.51)	—	—	(0.51)	(3.67)	6 33	(32.86	) (e)	202	2.84	(f)	1.84	(f)	1.33	(f)	8.45	(f)	—
C(i)	10.00	0.68	—	(3.84)	(3.16)	(0.51)	—	—	(0.51)	(3.67)	6 33	(32.86	) (e)	202	2.84	(f)	1.84	(f)	1.33	(f)	8.45	(f)	—
I(j)	10.00	0.76	—	(3.84)	(3.08)	(0.58)	—	—	(0.58)	(3.66)	6.34	(32.24	) (e)	203	1.84	(f)	0.84	(f)	0.33	(f)	9.45	(f)	—
R3(k)	10.00	0.71	—	(3.84)	(3.13)	(0.53)	—	—	(0.53)	(3.66)	6.34	(32.60	) (e)	202	2.54	(f)	1.54	(f)	1.03	(f)	8.75	(f)	—
R4(l)	10.00	0.73	—	(3.84)	(3.11)	(0.55)	—	—	(0.55)	(3.66)	6.34	(32.44	) (e)	203	2.24	(f)	1.24	(f)	0.73	(f)	9.05	(f)	—
R5(m)	10.00	0.75	—	(3.84)	(3.09)	(0.57)	—	—	(0.57)	(3.66)	6.34	(32.29	) (e)	203	1.94	(f)	0.94	(f)	0.43	(f)	9.35	(f)	—
Y(n)	10.00	0.76	—	(3.84)	(3.08)	(0.58)	—	—	(0.58)	(3.66)	6.34	(32.24	) (e)	203	1.84	(f)	0.84	(f)	0.33	(f)	9.45	(f)	—

(a)	Information presented relates to a share outstanding throughout the indicated period.

(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	Not annualized.

(f)	Annualized.

(g)	Commenced operations on November 28, 2007.

(h)	Commenced operations on November 28, 2007.

(i)	Commenced operations on November 28, 2007.

(j)	Commenced operations on November 28, 2007.

(k)	Commenced operations on November 28, 2007.

(l)	Commenced operations on November 28, 2007.

(m)	Commenced operations on November 28, 2007.

(n)	Commenced operations on November 28, 2007.

24

The Hartford Global Enhanced Dividend Fund
Directors and Officers (Unaudited)
The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.
Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and three of the Fund’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which collectively consist of 100 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.
The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.
Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its officers or directors who are employed by The Hartford.
Non-Interested Directors
Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.
Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.
Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies.
Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee is Chairman and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions. Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm, from August 2004 to August 2005. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).
William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

25

The Hartford Global Enhanced Dividend Fund
Directors and Officers (Unaudited) — (continued)
Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.
Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.
Interested Directors and Officers
Thomas M. Marra* (1958) Director since 2002
Mr. Marra has served as President and Chief Operating Officer of The Hartford Financial Services Group, Inc. (“The Hartford”) since 2007. Mr. Marra currently serves as Director of Hartford Life, Inc. (“HL, Inc.”). Mr. Marra served as Chief Operating Officer of Hartford Life Insurance Company, Inc. (“Hartford Life”) (2000-2008), as President of Hartford Life (2002-2008) and as Director of Hartford Life’s Investment Products Division from 1998 to 2000.

*	On February 24, 2009, The Hartford and Mr. Marra determined to enter into a mutually agreed separation whereby Mr. Marra will retire, and his role as an executive officer and employee of The Hartford will terminate, effective July 3, 2009. Mr. Marra will resign his position as a Director of the Fund effective June 25, 2009.
Lowndes A. Smith (1939) Director since 2002, Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.
John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as Chief Executive Officer, President and Director of HL, Inc. Mr. Walters previously served as President of the U.S. Wealth Management Division of Hartford Life, Inc., as Co-Chief Operating Officer of Hartford Life Insurance Company (2007-2008) and as Executive Vice President and Director of its Investment Products Division (2000-2008). Mr. Walters also serves as Chairman of the Board, Chief Executive Officer, President and Director of Hartford Life Insurance Company and as Executive Vice President of The Hartford. In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”).

*	Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 — 2009).
Other Officers
Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 — 2009))
Mr. Arena serves as Executive Vice President of Hartford Life Insurance Company, (“Hartford Life”). Additionally, Mr. Arena is Director and Senior Vice President of Hartford Administrative Services Company, (“HASCO”), Manager, Chief Executive Officer and President of Hartford Investment Financial Services, LLC (“HIFSCO”) and HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division. Mr. Arena joined American Skandia in 1996.
Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.
Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006 and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury, (the “Treasury”), from 2001 to 2006 where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network, (“FinCEN”) from 2005 — 2006.

26

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life Insurance Company. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.
Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant General Counsel and Assistant Vice President of The Hartford and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, Assistant Vice President of Hartford Life, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.
Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life and as Director of its Investment Advisory Group in the Individual Markets Group segment. He also serves as Senior Vice President of HIFSCO and HL Advisors. Prior to joining The Hartford in 2004, Mr. Meyer was with MassMutual which he joined in 1987.
D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life where he serves as Director of mutual fund product management for The Hartford’s mutual funds and 529 college savings businesses. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.
Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 — 2007.
HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2008 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

27

The Hartford Global Enhanced Dividend Fund
Expense Example (Unaudited)
Your Fund’s Expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2008 through April 30, 2009.
Actual Expenses
The first column of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	October 31, 2008	Beginning	Ending Account	October 31,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2008 through	expense	1/2	full
	October 31, 2008	April 30, 2009	April 30, 2009	October 31, 2008	April 30, 2009	April 30, 2009	ratio	year	year
Class A	$1,000.00	$851.51	$5.37	$1,000.00	$1,018.99	$5.86	1.17%	181	365
Class B	$1,000.00	$849.73	$8.81	$1,000.00	$1,015.27	$9.59	1.92	181	365
Class C	$1,000.00	$849.73	$8.81	$1,000.00	$1,015.27	$9.59	1.92	181	365
Class I	$1,000.00	$854.19	$4.23	$1,000.00	$1,020.23	$4.61	0.92	181	365
Class R3	$1,000.00	$849.56	$7.43	$1,000.00	$1,016.76	$8.10	1.62	181	365
Class R4	$1,000.00	$850.84	$6.06	$1,000.00	$1,018.25	$6.61	1.32	181	365
Class R5	$1,000.00	$852.13	$4.68	$1,000.00	$1,019.74	$5.11	1.02	181	365
Class Y	$1,000.00	$854.19	$4.23	$1,000.00	$1,020.23	$4.61	0.92	181	365

28

The Hartford Global Equity Fund

The Hartford Global Equity Fund

(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 2/29/08 — 4/30/09
Growth of a $10,000 investment in Class A which includes Sales Charge
MSCI All Country World Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets, consisting of 25 emerging market country indices.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Investment objective — Seeks long-term capital appreciation.

Average Annual Total Returns(2,3) (as of 4/30/09)

	Inception	1	Since
	Date	Year	Inception

Global Equity A#	2/29/08	-37.69%	-31.56%
Global Equity A##	2/29/08	-41.11%	-34.80%
Global Equity B#	2/29/08	-38.17%	-32.07%
Global Equity B##	2/29/08	-41.25%	-34.40%
Global Equity C#	2/29/08	-38.17%	-32.07%
Global Equity C##	2/29/08	-38.78%	-32.07%
Global Equity I#	2/29/08	-37.57%	-31.39%
Global Equity R3#	2/29/08	-37.94%	-31.80%
Global Equity R4#	2/29/08	-37.76%	-31.62%
Global Equity R5#	2/29/08	-37.57%	-31.44%
Global Equity Y#	2/29/08	-37.55%	-31.37%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(3)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2009, which excludes investment transactions as of this date.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Portfolio Managers
Cheryl M. Duckworth, CFA	Mark D. Mandel, CFA
Senior Vice President	Senior Vice President
How did the Fund perform?
The Class A shares of The Hartford Global Equity Fund returned -1.82%, before sales charge, for the six-month period ended April 30, 2009, outperforming its benchmark, the MSCI All Country World Index, which returned -3.00% for the same period. The Fund also outperformed the -3.36% return of the average fund in the Lipper Global Multi-Cap Core peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Broad U.S. equity markets fell during the period, but this overall decline masks two significantly different market environments. From the beginning of November through early March stocks fell sharply, reflecting deepening economic worries and concerns over the U.S. government’s increasing involvement in the economy. From early March through the end of April stocks rallied as investors came to believe that a Depression-like scenario was less likely. In this environment, sector returns within the MSCI All Country World Index diverged widely for the six-month period ending April 30. Weakness in Financials (-11%), Health Care (-10%), and Utilities (-8%) overshadowed relative strength in Materials (+11%), Information Technology (+7%), and Consumer Discretionary (+4%).
The Fund’s outperformance versus the benchmark was driven by security selection, which was most favorable in Health Care, Consumer Discretionary, and Financials. Offsetting this was weaker stock selection within the Industrials, Utilites, and Telecommunication Services sectors. Sector allocation was modestly additive due to our underweight (i.e. the Fund’s sector position was less than the benchmark position) exposures to the Financials, Consumer Staples, and Utilities sectors.
Top contributors to relative (i.e. performance of the Fund as measured against the benchmark) performance during the period included Schering Plough (Health Care), Vale (Materials), and DnB NOR (Financials). Schering-Plough’s share price jumped after receiving a takeover offer by Merck. Diversified Brazilian metals and mining company Vale benefited from a rebound in Brazilian iron-exports to China and optimism that recent government stimulus announcements will further boost global demand. Investors’ belief in the relative strength of DnB NOR, a Norway-based financial services company, led shares higher. Goldman Sachs

2

(Financials) was a top contributor to absolute (i.e. total return) performance.
The largest detractors from relative returns were Japan Tobacco (Consumer Discretionary), ACE (Financials), and Popular (Financials). Shares of cigarette and tobacco products company Japan Tobacco fell on pressure from declining domestic tobacco sales volumes and the negative impact from a strong Japanese yen. We eliminated our position during the period. Shares of worldwide property/casualty insurance and reinsurance provider ACE fell on concerns about the impact of various government programs and falling book value. Popular, a diversified U.S. financial services company targeting the Hispanic market, reduced its dividend by 75 percent, causing shares to decline significantly. Capital One (Financials) was among the top detractors from absolute performance as the company announced disappointing quarterly results and forecast higher losses in 2009.
What is the outlook?
It is increasingly clear that the U.S. is in a deep recession, notwithstanding the recent stock market rally. Unemployment is rising sharply, the housing slowdown continues, and the consumer spending is contracting. The government is reshaping the financial playing field through actions ranging from stimulus packages to massive loans to impaired private sector companies, all taken with an eye towards thawing frozen credit markets and expanding purchasing power. These moves will help mitigate some of the negative economic pressures, and while the outlook remains uncertain, markets have begun to anticipate a recovery.
In this environment, the Fund ended the period most overweight (i.e. the Fund’s sector position was greater than the benchmark position) the Health Care, Energy, and Materials sectors and most underweight the Consumer Staples, Industrials, and Telecommunication Services sectors. The Fund’s largest absolute weightings were in the Financials and Energy sectors.
At a meeting held on February 4, 2009, the Board of Directors of The Hartford Mutual Funds, Inc. approved the reorganizations (each, a “Reorganization”) of The Hartford Global Communications Fund, The Hartford Global Financial Services Fund and The Hartford Global Technology Fund (each, an “Acquired Fund”) with and into The Hartford Global Equity Fund (the “Acquiring Fund”).
The Board of Directors has called for a Special Meeting of Shareholders of each Acquired Fund (the “Meeting”) to be held on or about August 4, 2009, for the purpose of seeking the approval of an Agreement and Plan of Reorganization (“Reorganization Agreement”) by the shareholders of the respective Acquired Fund.
Diversification by Industry
as of April 30, 2009

Percentage of
Industry	Net Assets
Automobiles & Components	1.8%
Banks	9.2
Basic Materials	0.1
Capital Goods	5.2
Consumer Durables & Apparel	0.5
Consumer Services	0.7
Diversified Financials	4.4
Energy	11.9
Food & Staples Retailing	0.8
Food, Beverage & Tobacco	6.7
Health Care Equipment & Services	3.9
Household & Personal Products	0.1
Insurance	2.9
Materials	7.3
Media	1.6
Pharmaceuticals, Biotechnology & Life Sciences	9.7
Real Estate	1.7
Retailing	4.6
Semiconductors & Semiconductor Equipment	0.9
Software & Services	5.2
Technology Hardware & Equipment	5.4
Telecommunication Services	4.2
Transportation	3.3
Utilities	4.5
Short-Term Investments	2.0
Other Assets and Liabilities	1.4

Total	100.0%

Diversification by Country
as of April 30, 2009

Percentage of
Country	Net Assets
Australia	0.6%
Austria	0.5
Belgium	0.5
Bermuda	0.1
Brazil	3.1
Canada	4.8
China	1.6
Denmark	1.0
France	3.3
Germany	2.7
Hong Kong	1.2
India	0.5
Indonesia	0.1
Ireland	0.6
Israel	1.0
Italy	1.2
Japan	3.7
Luxembourg	0.7
Malaysia	0.4
Netherlands	0.2
Norway	1.0
Panama	0.1
Russia	1.2
Singapore	0.5
South Africa	0.4
South Korea	0.4
Spain	0.8
Sweden	1.1
Switzerland	3.2
Taiwan	0.5
Thailand	0.4
Turkey	0.4
United Kingdom	8.6
United States	50.2
Short-Term Investments	2.0
Other Assets and Liabilities	1.4

Total	100.0%

3

The Hartford Global Equity Fund
Schedule of Investments
April 30, 2009 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 95.5%
	Automobiles & Components - 1.8%
—	Daimler AG	$14
6	Ford Motor Co. •	38
4	Honda Motor Co., Ltd.	125
—	Johnson Controls, Inc.	8
1	Michelin (C.G.D.E.) Class B	45
1	Peugeot S.A.	22

		252

	Banks - 8.6%
8	Banco do Estado do Rio Grande do Sul S.A.	26
1	Banco Latinoamericano de Exportaciones S.A. ADR Class E	14
24	Bangkok Bank plc	59
3	Bank of Nova Scotia	92
—	BNP Paribas	14
13	Citizens Republic Bancorp, Inc.	22
10	DBS Group Holdings Ltd.	64
21	DNB Nor ASA	131
—	First Citizens Bancshares Class A	14
4	First National Financial, Inc.	38
—	Gronlandsbanken	22
—	HDFC Bank Ltd. ADR	33
6	HSBC Holding plc	46
7	Intesa Sanpaolo	23
7	Itau Unibanco Banco Multiplo S.A. ADR	91
4	Mitsubishi UFJ Financial Group, Inc.	23
6	Nordea Bank AB	48
3	Oversea-Chinese Banking Corp., Ltd.	12
—	PNC Financial Services Group, Inc.	7
7	Popular, Inc.	20
—	Ringkjoebing Landbobank	16
1	Societe Generale Class A	34
4	Sparebanken Midt-Norge	16
7	Standard Chartered plc	111
2	Sydbank A/S	39
1	Toronto-Dominion Bank	55
2	Toronto-Dominion Bank ADR	65
2	Webster Financial Corp.	10
4	Wells Fargo & Co.	88

		1,233

	Basic Materials - 0.1%
—	Rio Tinto plc ADR	14

	Capital Goods - 5.2%
—	Alstom RGPT	9
—	AMETEK, Inc.	9
3	BAE Systems plc	16
—	Carlisle Cos., Inc.	3
1	Danaher Corp.	43
—	Deere & Co.	10
—	Flowserve Corp	3
11	General Electric Co.	138
7	Hino Motors Ltd.	22
1	Hochtief AG	25
1	Honeywell International, Inc.	36
1	Illinois Tool Works, Inc.	33
—	Ingersoll-Rand Co. Class A	11
1	Lockheed Martin Corp.	84
1	Parker-Hannifin Corp.	28
1	Pentair, Inc.	26
—	Precision Castparts Corp.	21
—	Raytheon Co.	21
1	Rockwell Automation, Inc.	16
3	Rolls-Royce Group plc	14
234	Rolls-Royce Group-C Share Entitlement ⌂†	—
1	Siemens AG	67
—	SPX Corp.	1
1	Teledyne Technologies, Inc. •	25
1	United Technologies Corp.	64
—	Vinci S.A.	17
2	Volvo Ab Class B	12

		754

	Commercial & Professional Services - 0.0%
—	Manpower, Inc.	4

	Consumer Durables & Apparel - 0.5%
36	Anta Sports Products Ltd.	30
55	China Dongxiang Group Co.	27
16	Peace Mark Holdings Ltd. ⌂†	—
7	Ports Design Ltd.	11

		68

	Consumer Services - 0.7%
—	DineEquity, Inc.	10
104	NagaCorp Ltd.	10
7	Shangri-La Asia Ltd.	10
8	Thomas Cook Group plc	31
1	WMS Industries, Inc. •	33

		94

	Diversified Financials - 4.2%
1	African Bank Investments Ltd.	4
3	Ameriprise Financial, Inc.	72
2	Bank of America Corp.	20
4	BM & F Bovespa S.A.	17
2	Deutsche Boerse AG	113
6	Discover Financial Services, Inc.	50
1	Goldman Sachs Group, Inc.	122
—	Groupe Bruxelles Lambert S.A.	10
1	Invesco Ltd.	12
2	Julius Baer Holding Ltd.	66
—	Moody’s Corp.	4
1	MSCI, Inc. •	15
3	Nasdaq OMX Group, Inc. •	61
2	UBS AG •	29

		595

	Energy - 11.9%
1	Baker Hughes, Inc.	28
7	BG Group plc	109
9	BP plc	62
2	BP plc ADR	83
1	Cabot Oil & Gas Corp.	17
3	Canadian Natural Resources Ltd. ADR	123
1	Canadian Oil SandsTrust	18
1	Chesapeake Energy Corp.	12
1	Chevron Corp.	40
66	China Shenhua Energy Co., Ltd.	183
—	ConocoPhillips Holding Co.	20
—	Consol Energy, Inc.	13
1	Devon Energy Corp.	74
—	Enbridge Energy Management •	15
1	EnCana Corp. ADR	26
—	Eni S.p.A. ADR	19
The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 95.5% — (continued)
	Energy - 11.9% — (continued)
2	EOG Resources, Inc.	$103
1	Exxon Mobil Corp.	68
1	Halliburton Co.	26
—	Hess Corp.	15
—	Husky Energy, Inc.	9
10	Lundin Petroleum Ab •	65
1	Marathon Oil Corp.	17
—	Newfield Exploration Co. •	6
1	Noble Energy, Inc.	56
6	OAO Gazprom Class S ADR	101
1	Occidental Petroleum Corp.	37
2	OMV AG	75
—	Peabody Energy Corp.	9
—	Petro-Canada	13
1	Petroleo Brasileiro S.A. ADR	29
—	Reliance Industries GDR ▪	14
1	Royal Dutch Shell plc ADR	23
1	Schlumberger Ltd.	37
1	Suncor Energy, Inc. ADR	25
1	Talisman Energy, Inc.	7
1	Total S.A. ADR	39
—	Transocean, Inc. •	11
—	Ultra Petroleum Corp. •	4
—	Valero Energy Corp.	9
2	Weatherford International Ltd.	33
1	Williams Cos., Inc.	13
—	Woodside Petroleum Ltd.	13
—	XTO Energy, Inc.	7

		1,706

	Food & Staples Retailing - 0.8%
5	Tesco plc	23
1	Walgreen Co.	17
1	Wal-Mart Stores, Inc.	75

		115

	Food, Beverage & Tobacco - 6.7%
2	Altria Group, Inc.	41
5	British American Tobacco plc	127
1	Carlsberg A/S Class B	54
6	China Mengniu Dairy Co.	10
1	Coca-Cola Enterprises, Inc.	21
16	Cott Corp.	33
—	General Mills, Inc.	8
—	Groupe Danone ⌂	16
—	Hain Celestial Group, Inc. •	5
—	Hormel Foods Corp.	6
4	Imperial Tobacco Group plc	100
2	Kellogg Co.	84
—	Lorillard, Inc.	6
13	Marine Harvest •	6
—	Molson Coors Brewing Co.	9
5	Nestle S.A.	179
3	Pepsi Bottling Group, Inc.	85
2	Philip Morris International, Inc.	77
22	Premier Foods plc	12
—	Ralcorp Holdings, Inc. •	26
1	Smithfield Foods, Inc. •	8
2	Swedish Match Ab	25
1	Tyson Foods, Inc. Class A	7
1	Unilever N.V. CVA	25

		970

	Health Care Equipment & Services - 3.9%
—	Amerisource Bergen Corp.	10
1	Baxter International, Inc.	71
—	Beckman Coulter, Inc.	21
—	Cardinal Health, Inc.	14
—	Community Health Systems, Inc. •	9
1	Coventry Health Care, Inc. •	15
2	Covidien Ltd.	64
—	Eclipsys Corp. •	5
2	Health Management Associates, Inc. Class A •	7
2	Hospira, Inc. •	53
—	Humana, Inc. •	14
3	Medtronic, Inc.	103
2	SSL International plc	11
1	St. Jude Medical, Inc. •	27
—	Synthes, Inc.	29
5	UnitedHealth Group, Inc.	119

		572

	Household & Personal Products - 0.1%
—	Herbalife Ltd.	4
—	Reckitt Benckiser Group plc	10

		14

	Insurance - 2.9%
3	ACE Ltd.	131
1	Aflac, Inc.	18
1	Everest Re Group Ltd.	54
2	Hilltop Holdings, Inc. •	25
4	Lancashire Holdings Ltd. •	25
1	Marsh & McLennan Cos., Inc.	21
1	Paris RE Holdings Ltd.	24
—	Transatlantic Holdings, Inc.	4
1	Travelers Cos., Inc.	45
2	Unum Group	25
—	Zurich Financial Services AG	40

		412

	Materials - 7.3%
—	Agnico Eagle Mines Ltd.	13
—	Agrium, Inc.	7
—	Air Products and Chemicals, Inc.	23
1	Albemarle Corp.	19
2	Aquarius Platinum Ltd.	9
1	ArcelorMittal ADR	16
—	Barrick Gold Corp.	11
1	BASF SE	25
1	BHP Billiton Ltd. ADR	37
1	BHP Billiton plc	27
2	Celanese Corp.	37
1	Cliff’s Natural Resources, Inc.	18
8	Companhia Vale do Rio Doce ADR	127
2	CRH plc	42
1	Croda International plc	5
1	FMC Corp.	62
—	Freeport-McMoRan Copper & Gold, Inc.	9
85	Huabao International Holdings Ltd.	60
—	Monsanto Co.	26
1	Mosaic Co.	55
—	Newmont Mining Corp.	10
—	Potash Corp. of Saskatchewan, Inc.	43
1	Potash Corp. of Saskatchewan, Inc. ADR	43
1	Praxair, Inc.	42
The accompanying notes are an integral part of these financial statements.

5

The Hartford Global Equity Fund
Schedule of Investments — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 95.5% — (continued)
	Materials - 7.3% — (continued)
5	Rexam plc	$21
5	Rhodia S.A.	27
1	Rio Tinto Ltd.	28
2	Rio Tinto plc	74
1	Shin-Etsu Chemical Co., Ltd.	57
1	Umicore	26
2	Vedanta Resources plc	34
1	Xstrata plc	12

		1,045

	Media - 1.6%
—	Arbitron, Inc.	3
—	CBS Corp. Class B	3
1	Comcast Corp. Class A	18
—	Comcast Corp. Special Class A	4
—	DirecTV Group, Inc. •	6
—	Discovery Communications, Inc. •	2
—	DreamWorks Animation SKG, Inc. •	8
—	Elsevier N.V.	3
2	Informa Group plc	9
—	Marvel Entertainment, Inc. •	2
1	McGraw-Hill Cos., Inc.	32
4	Reed Elsevier Capital, Inc. ⌂	33
—	Scripps Networks Interactive Class A	2
2	SES Global S.A.	40
—	Time Warner Cable, Inc.	9
1	Time Warner, Inc.	12
—	Viacom, Inc. Class B •	2
—	Vivendi S.A.	13
1	Walt Disney Co.	15
1	WPP plc	9

		225

	Pharmaceuticals, Biotechnology & Life Sciences - 9.7%
—	Abbott Laboratories	15
1	Amgen, Inc. •	50
1	Amylin Pharmaceuticals, Inc. •	15
1	Astellas Pharma, Inc.	29
1	AstraZeneca plc	36
1	AstraZeneca plc ADR	38
—	Cephalon, Inc. •	23
3	Daiichi Sankyo Co., Ltd.	51
3	Eisai Co., Ltd.	93
6	Elan Corp. plc ADR •	33
3	Eli Lilly & Co.	83
1	Forest Laboratories, Inc. •	30
—	Genzyme Corp. •	24
1	Gilead Sciences, Inc. •	40
—	H. Lundbeck A/S	6
—	Ipsen	13
—	Johnson & Johnson	23
1	Laboratorios Almiral S.A.	6
1	Medicines Co. •	7
1	Merck & Co., Inc.	29
—	OSI Pharmaceuticals, Inc. •	10
1	PAREXEL International Corp. •	6
8	Pfizer, Inc.	100
1	Regeneron Pharmaceuticals, Inc. •	9
—	Roche Holding AG	54
1	Sanofi-Aventis S.A.	39
1	Sanofi-Aventis S.A. ADR	41
8	Schering-Plough Corp.	186
3	Shionogi & Co., Ltd.	47
3	Teva Pharmaceutical Industries Ltd. ADR	136
1	UCB S.A.	30
1	Vertex Pharmaceuticals, Inc. •	16
2	Wyeth	82

		1,400

	Real Estate - 1.7%
—	AMB Property Corp.	9
—	Boston Properties, Inc.	3
7	Brasil Brokers Participacoes •	8
—	Brookfield Asset Management, Inc.	5
2	China Resources Land Ltd.	3
6	DB Rreef Trust	3
2	Diamondrock Hospitality	14
—	Douglas Emmett, Inc.	2
—	Equity Residential Properties Trust	1
—	Forest City Enterprises, Inc. Class A	1
2	Host Hotels & Resorts, Inc.	14
1	Kerry Properties Ltd.	1
3	Kimco Realty Corp.	32
1	Link Reit	2
4	Mitsubishi Estate Co., Ltd.	52
—	Public Storage	7
—	Regency Centers Corp.	6
—	RioCan Real Estate Investment Trust	3
—	Simon Property Group, Inc.	5
2	Sino-Ocean Land Holdings Ltd.	2
—	Spazio Investment N.V.	—
—	Sun Hung Kai Properties Ltd.	3
—	Unibail	45
—	Vornado Realty Trust	20
—	Westfield Group	3

		244

	Retailing - 4.6%
—	Advance Automotive Parts, Inc.	12
2	American Eagle Outfitters, Inc.	25
—	AutoZone, Inc. •	57
2	Best Buy Co., Inc.	84
6	Gap, Inc.	87
2	Home Depot, Inc.	58
1	Hot Topic, Inc. •	14
6	Kingfisher plc	16
1	Kohl’s Corp. •	40
—	Lotte Shopping Co. •	24
10	Marks & Spencer Group plc	47
—	Next plc	7
1	Pinault-Printemps-Redoute S.A.	41
1	Ross Stores, Inc.	21
—	Sherwin-Williams Co.	11
4	Staples, Inc.	78
1	Target Corp.	28
1	TJX Cos., Inc.	16

		666

	Semiconductors & Semiconductor Equipment - 0.9%
—	Atheros Communications, Inc. •	7
1	Lam Research Corp. •	24
1	Marvell Technology Group Ltd. •	10
The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 95.5% - (continued)
	Semiconductors & Semiconductor Equipment - 0.9% - (continued)
2	Maxim Integrated Products, Inc.	$30
2	ON Semiconductor Corp. •	9
—	Samsung Electronics Co., Ltd.	37
1	Texas Instruments, Inc.	12

		129

	Software & Services - 5.2%
2	Accenture Ltd. Class A	60
1	Adobe Systems, Inc. •	18
—	Alliance Data Systems Corp. •	19
1	Automatic Data Processing, Inc.	46
1	BMC Software, Inc. •	18
1	DST Systems, Inc. •	19
3	Electronic Arts, Inc. •	57
1	Equinix, Inc. •	39
—	Google, Inc. •	35
—	Mastercard, Inc.	2
6	Microsoft Corp.	117
—	Nintendo Co., Ltd.	3
4	Oracle Corp. •	85
—	Red Hat, Inc. •	8
—	Shanda Interactive Entertainment Ltd. ADR •	9
2	Symantec Corp. •	34
1	Visa, Inc.	53
6	Western Union Co.	103
2	Yahoo!, Inc. •	22

		747

	Technology Hardware & Equipment - 5.4%
1	Apple, Inc. •	118
7	Cisco Systems, Inc. •	142
5	Corning, Inc.	67
1	Dell, Inc. •	14
3	Hewlett-Packard Co.	117
—	High Technology Computer Corp.	6
3	Hon Hai Precision Industry Co., Ltd.	10
8	Hon Hai Precision Industry Co., Ltd. GDR §	52
—	International Business Machines Corp.	17
5	Motorola, Inc.	29
—	NetApp, Inc. •	6
2	Qualcomm, Inc.	100
1	Research In Motion Ltd. •	39
4	Seagate Technology	34
1	Western Digital Corp. •	28
—	Yaskawa Electric Corp.	2

		781

	Telecommunication Services - 3.9%
—	American Tower Corp. Class A •	14
1	Brasil Telecom S.A. ADR	20
—	Cellcom Israel Ltd.	7
—	CenturyTel, Inc.	8
1	China Mobile Ltd.	8
2	Deutsche Telekom AG	23
1	France Telecom S.A.	30
1	Koninklijke (Royal) KPN N.V.	6
1	Millicom International Cellular S.A.	48
2	Mobile Telesystems OJSC ADR	74
4	MTN Group Ltd.	51
1	NII Holdings, Inc. Class B •	20
1	P.T. Telekomunikasi Indonesia ADR	19
1	Partner Communications Co., Ltd. ADR	18
2	Qwest Communications International, Inc.	10
1	Tele Norte Leste Participacoes S.A. ADR	11
75	Telecom Italia S.p.A.	67
1	Telefonica S.A.	23
1	Telefonica S.A. ADR	35
4	Turkcell Iletisim Hizmetleri AS ADR	54
1	TW Telecom, Inc. •	12
1	Vimpel-Communications ADR	8

		566

	Transportation - 3.3%
2	Abertis Infraestructuras S.A.	30
1	C.H. Robinson Worldwide, Inc.	50
9	China Merchants Holdings International Co., Ltd.	20
7	Covenant Transport •	13
2	Delta Air Lines, Inc. •	10
—	East Japan Railway Co.	6
1	easyJet plc •	5
1	Expeditors International of Washington, Inc.	21
1	FedEx Corp.	34
1	Forward Air Corp.	15
2	Hub Group, Inc. •	41
—	Iino Kaiun Kaisha Ltd.	1
2	J.B. Hunt Transport Services, Inc.	59
—	Japan Airport Terminal	2
3	JetBlue Airways Corp. •	15
1	Kuehne & Nagel International AG	57
16	PLUS Expressways Berhad	15
1	Ryanair Holdings plc ADR •	16
—	Sumitomo Warehouse	1
—	United Parcel Service, Inc. Class B	21
2	US Airways Group, Inc. •	8
9	YRC Worldwide, Inc. •	26

		466

	Utilities - 4.5%
—	American Electric Power Co., Inc.	10
—	CenterPoint Energy, Inc.	3
1	CIA Saneamento Minas Gerais	8
—	CMS Energy Corp.	3
4	Companhia Energetica de Minas Gerais ADR	58
—	DPL, Inc.	6
3	E.On AG	95
—	Electricite de France	6
2	Eni S.p.A.	50
—	EQT Corp.	14
2	Exelon Corp.	89
1	FirstEnergy Corp.	26
—	FPL Group, Inc.	6
1	Gaz de France	37
1	International Power plc	5
1	N.V. Energy, Inc.	8
2	National Grid plc	17
1	Northeast Utilities	17
1	PG&E Corp.	23
—	PPL Corp.	7
—	Questar Corp.	11
1	Red Electrica Corporacion S.A.	28
1	Severn Trent plc	8
2	Snam Rete Gas S.p.A — Rights	2
2	Snam Rete Gas S.p.A.	9
The accompanying notes are an integral part of these financial statements.

7

The Hartford Global Equity Fund
Schedule of Investments — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 95.5% - (continued)
	Utilities - 4.5% - (continued)
—	Southern Co.	$7
13	Tenaga Nasional Bhd	27
7	Tokyo Gas Co., Ltd.	28
—	UniSource Energy Corp.	13
—	Wisconsin Energy Corp.	6
1	Xcel Energy, Inc.	14
25	YTL Power International Berhad	14

		655

	Total common stocks (cost $16,059)	$13,727

PREFERRED STOCKS - 0.3%
	Diversified Financials - 0.2%
2	Banco Itau Holding	$34

	Telecommunication Services - 0.1%
1	Telemar Norte Leste S.A.	19

	Total preferred stocks (cost $77)	$53

WARRANTS - 0.2%
	Energy 0.0%
—	Deutsche — CW17 Oil & Natural Gas Corp. ⌂•	$6

	Telecommunication Services 0.2%
1	Citigroup Global Certificate — Bharti Televentures ⌂•	14
—	JP Morgan International Derivative — Bharti Airtel Ltd. ⌂•	7

		21

	Total warrants (cost $31)	$27

CORPORATE BONDS: INVESTMENT GRADE - 0.0%
	Finance - 0.0%
	Kimco Realty Corp.
$ 2	5.70%, 05/01/2017	$1
	Simon Property Group L.P.
1	6.13%, 05/30/2018	1
	Vornado Realty Trust
1	2.85%, 04/01/2027 ۞	1

		3

	Total corporate bonds: investment grade (cost $3)	$3

EXCHANGE TRADED FUNDS - 0.6%
	Banks - 0.6%
1	iShares MSCI EAFE Index Fund	59
1	SPDR S&P Retail ETF	24

		83

	Total exchange traded funds (cost $79)	$83

	Total long-term investments (cost $16,249)	$13,893

SHORT-TERM INVES TMENTS - 2.0%
	Repurchase Agreements - 2.0%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $67, collateralized by GNMA 4.50% - 6.50%, 2038 - 2039, value of $68)
$ 67	0.18%, 04/30/2009	$67

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $80, collateralized by FHLMC 4.50% - 6.50%, 2035 - 2039, FNMA 4.50% - 6.50%, 2034 - 2047, value of $82)

80	0.17%, 04/30/2009	80

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $112, collateralized by FHLMC 4.00% - 7.00%, 2021 - 2039, FNMA 6.00% - 7.00%, 2034 - 2038, GNMA 4.50% - 7.00%, 2024 - 2039, value of $114)

112	0.17%, 04/30/2009	112
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $-, collateralized by U.S. Treasury Bond 7.50%, 2024, value of $-)
—	0.14%, 04/30/2009	—

UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $24, collateralized by FHLMC 8.00% - 15.00%, 2009 - 2021, FNMA 3.50% - 15.50%, 2012 - 2039, value of $25)

24	0.16%, 04/30/2009	24

		283

	Total short-term investments (cost $283)	$283

Total investments (cost $16,532)▲	98.6%	$14,176
Other assets and liabilities	1.4%	199

Total net assets	100.0%	$14,375

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 46.41% of total net assets at April 30, 2009.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.
The accompanying notes are an integral part of these financial statements.

8

▲	At April 30, 2009, the cost of securities for federal income tax purposes was $16,737 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$817
Unrealized Depreciation	(3,378)

Net Unrealized Depreciation	$(2,561)

†	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund’s Board of Directors at April 30, 2009, was $0, which represents 0.00% of total net assets. This calculation excludes securities that are principally traded in certain foreign markets and whose prices were adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

•	Currently non-income producing.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at April 30, 2009, was $14, which represents 0.10% of total net assets.

§	Securities contain some restrictions as to public resale. These securities comply with Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, and are determined to be liquid. At April 30, 2009, the market value of these securities amounted to $52 or 0.36% of total net assets.

۞	Convertible security.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period	Shares/
Acquired	Par	Security	Cost Basis
02/2008 - 01/2009	1	Citigroup Global Certificate — Bharti Televentures — 144A Warrants	$18
06/2008 - 07/2008	—	Deutsche — CW17 Oil & Natural Gas Corp. — 144A Warrants	7
03/2009	—	Groupe Danone	16
01/2009 - 03/2009	—	JP Morgan International Derivative — Bharti Airtel Ltd. — 144A Warrants	6
02/2008 - 05/2008	16	Peace Mark Holdings Ltd.	16
07/2008 - 04/2009	4	Reed Elsevier Capital, Inc.	34
08/2008 - 02/2009	234	Rolls-Royce Group-C Share Entitlement	—
The aggregate value of these securities at April 30, 2009 was $76 which represents 0.53% of total net assets.
Forward Foreign Currency Contracts Outstanding at April 30, 2009

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value ╪	Amount	Date	(Depreciation)
Australian Dollar (Sell)	$25	$24	05/04/09	$(1)
British Pound (Sell)	27	27	05/01/09	—
British Pound (Sell)	28	28	05/05/09	—
British Pound (Buy)	5	5	05/05/09	—
Euro (Buy)	1	1	05/04/09	—
Euro (Sell)	14	14	05/05/09	—
Hong Kong Dollar (Buy)	70	70	05/04/09	—
Hong Kong Dollar (Buy)	1	1	05/05/09	—
Swiss Franc (Sell)	26	26	05/04/09	—
Swiss Franc (Buy)	3	3	05/04/09	—

				$(1)

Futures Contracts Outstanding at April 30, 2009

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)
S&P 500 Mini	1	Long	Jun 2009	$6

*	The number of contracts does not omit 000’s.

Cash of $5 was pledged as initial margin deposit for open futures contracts at April 30, 2009.
╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.
The accompanying notes are an integral part of these financial statements.

9

The Hartford Global Equity Fund
Schedule of Investments
April 30, 2009 (Unaudited)
(000’s Omitted)
Diversification by Country
as of April 30, 2009

Percentage of
Country	Net Assets
Australia	0.6%
Austria	0.5
Belgium	0.5
Bermuda	0.1
Brazil	3.1
Canada	4.8
China	1.6
Denmark	1.0
France	3.3
Germany	2.7
Hong Kong	1.2
India	0.5
Indonesia	0.1
Ireland	0.6
Israel	1.0
Italy	1.2
Japan	3.7
Luxembourg	0.7
Malaysia	0.4
Netherlands	0.2
Norway	1.0
Panama	0.1
Russia	1.2
Singapore	0.5
South Africa	0.4
South Korea	0.4
Spain	0.8
Sweden	1.1
Switzerland	3.2
Taiwan	0.5
Thailand	0.4
Turkey	0.4
United Kingdom	8.6
United States	50.2
Short-Term Investments	2.0
Other Assets and Liabilities	1.4

Total	100.0%

FAS 157 Disclosure of Investment Valuation Hierarchy Levels

Assets:
Investment in securities — Level 1	$9,436
Investment in securities — Level 2	4,740
Investment in securities — Level 3	—

Total	$14,176

Other financial instruments — Level 1 *	$6

Total	$6

Liabilities:
Other financial instruments — Level 2 *	1

Total	$1

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Assets:
Securities:
Balance as of October 31, 2008	$—
Net realized loss	(1)
Change in unrealized appreciation ♦	2
Net sales	(1)

Balance as of April 30, 2009	$—

♦ Change in unrealized gains or losses relating to assets still held at April 30, 2009	$—

The accompanying notes are an integral part of these financial statements.

10

The Hartford Global Equity Fund
Statement of Assets and Liabilities
April 30, 2009 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at fair value (cost $16,532)	$14,176
Cash	5 *
Foreign currency on deposit with custodian (cost $16)	16

Unrealized appreciation on forward foreign currency contracts	—
Receivables:
Investment securities sold	269

Fund shares sold	—
Dividends and interest	42
Variation margin	—
Other assets	102

Total assets	14,610

Liabilities:
Unrealized depreciation on forward foreign currency contracts	1
Payables:
Investment securities purchased	222
Investment management fees	2
Distribution fees	—
Accrued expenses	10

Total liabilities	235

Net assets	$14,375

Summary of Net Assets:
Capital stock and paid-in-capital	22,179
Accumulated undistributed net investment income	52
Accumulated net realized loss on investments and foreign currency transactions	(5,506)
Unrealized depreciation of investments and the translation of assets and liabilities denominated in foreign currency	(2,350)

Net assets	$14,375

Shares authorized	850,000

Par value	$0.001

Class A: Net asset value per share/Maximum offering price per share	$6.36/$6.73

Shares outstanding	2,029

Net assets	$12,907

Class B: Net asset value per share	$6.35

Shares outstanding	34

Net assets	$217

Class C: Net asset value per share	$6.35

Shares outstanding	44

Net assets	$282

Class I: Net asset value per share	$6.36

Shares outstanding	31

Net assets	$195

Class R3: Net asset value per share	$6.36

Shares outstanding	30

Net assets	$194

Class R4: Net asset value per share	$6.36

Shares outstanding	30

Net assets	$193

Class R5: Net asset value per share	$6.36

Shares outstanding	30

Net assets	$193

Class Y: Net asset value per share	$6.36

Shares outstanding	30

Net assets	$194

*	Cash of $5 was designated to cover open futures contracts.
The accompanying notes are an integral part of these financial statements.

11

The Hartford Global Equity Fund
Statement of Operations
For the Six Month Period Ended April 30, 2009 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$193
Interest	1
Less: Foreign tax withheld	(14)

Total investment income	180

Expenses:
Investment management fees	61
Transfer agent fees	2
Distribution fees
Class A	14
Class B	1
Class C	1
Class R3	—
Class R4	—
Custodian fees	12
Accounting services	1
Registration and filing fees	49
Board of Directors’ fees	1
Audit fees	3
Other expenses	10

Total expenses (before waivers and fees paid indirectly)	155
Expense waivers	(51)
Commission recapture	—
Custodian fee offset	—

Total waivers and fees paid indirectly	(51)

Total expenses, net	104

Net investment income	76

Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized loss on investments in securities	(4,188)
Net realized loss on futures	(17)
Net realized gain on foreign currency transactions	3

Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions	(4,202)

Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	3,899
Net unrealized appreciation of futures	2
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(2)

Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	3,899

Net Loss on Investments, Other Financial Instruments and Foreign Currency Transactions	(303)

Net Decrease in Net Assets Resulting from Operations	$(227)

The accompanying notes are an integral part of these financial statements.

12

The Hartford Global Equity Fund
Statement of Changes in Net Assets
(000’s Omitted)

		For the Period
	For the Six-Month	February 29,
	Period Ended	2008**
	April 30, 2009	through
	(Unaudited)	October 31, 2008
Operations:
Net investment income	$76	$99
Net realized loss on investments, other financial instruments and foreign currency transactions	(4,202)	(1,314)
Net unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	3,899	(6,249)

Net decrease in net assets resulting from operations	(227)	(7,464)

Distributions to Shareholders:
From net investment income
Class A	(131)	—
Class B	(1)	—
Class C	(1)	—
Class I	(2)	—
Class R3	(1)	—
Class R4	(2)	—
Class R5	(2)	—
Class Y	(3)	—

Total distributions	(143)	—

Capital Share Transactions:
Class A	493	19,466
Class B	1	331
Class C	60	341
Class I	3	304
Class R3	3	300
Class R4	2	300
Class R5	2	300
Class Y	3	300

Net increase from capital share transactions	567	21,642

Net increase in net assets	197	14,178
Net Assets:
Beginning of period	14,178	—

End of period	$14,375	$14,178

Accumulated undistributed net investment income	$52	$119

**	Commencement of operations.
The accompanying notes are an integral part of these financial statements.

13

The Hartford Global Equity Fund
Notes to Financial Statements
April 30, 2009 (Unaudited)
(000’s Omitted)
1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-two portfolios. Financial statements for The Hartford Global Equity Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares are sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors through advisory fee-based wrap programs. Classes R3, R4, R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and except that Class B shares automatically convert to Class A shares after 8 years.

Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments will be allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). After the Close Date, existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).
a)	Security Transactions and Investment Income — Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)	Security Valuation — The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary markets, but before the close of the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are

14

significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, ADR’s, exchange traded funds (“ETF’s”)) after the close of the foreign markets but before the close of the Exchange. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.
Debt securities (other than short-term obligations) held by the Fund are valued on the basis of valuations furnished by an independent pricing service which determines valuations for normal institutional size trading units of debt securities. Securities for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by the Fund’s Board of Directors. Generally, the Fund may use fair valuation in regard to debt securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that mature in 60 days or less are valued at amortized cost, which approximates market value.
Exchange traded equity securities shall be valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time. If it is not possible to determine the last reported sale price or official closing price on the relevant exchange or market at the Valuation Time, the value of the security shall be taken to be the most recent mean between bid and asked prices on such exchange or market at the Valuation Time.
Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.
Futures contracts are valued at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively. If a settlement price is not available, futures contracts will be valued at the most recent trade price as of the Valuation Time. If there were no trades, the contract shall be valued at the mean of the closing bid/ask prices as of the Valuation Time.
Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.
A forward currency contract shall be valued based on the price of the underlying currency at the prevailing interpolated exchange rate, which is a combination of the spot currency rate and the forward currency rate. Spot currency rates and forward currency rates are obtained from an independent pricing service on a daily basis not more than one hour before the Valuation Time.
Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a

15

The Hartford Global Equity Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.
c)	Foreign Currency Transactions — The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates on portfolio securities from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)	Joint Trading Account — Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Wellington Management Company, LLP (“Wellington”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

e)	Repurchase Agreements — A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2009.

f)	Forward Foreign Currency Contracts — The Fund may enter into forward foreign currency contracts that obligate the Fund to repurchase/replace or sell currencies at specified future dates. Forward foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

Forward foreign currency contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar.

g)	Indexed Securities — The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund uses these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund had investments in indexed securities as of April 30, 2009, as shown on the Schedule of Investments under Exchange Traded Funds.

h)	Fund Share Valuation and Dividend Distributions to Shareholders — Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the

16

Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.
The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income are declared and paid annually. Dividends are paid on shares beginning on the business day after the day when the funds used to purchase the shares are collected by the transfer agent for the Fund. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.
Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences include but are not limited to foreign currency gains and losses, losses deferred due to wash sales adjustments, adjustments related to Passive Foreign Investment Companies and certain derivatives, and excise tax regulations. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).
i)	Illiquid and Restricted Securities — The Fund is permitted to invest up to 15% of its net assets in illiquid securities. “Illiquid Securities” are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund, as shown in the Schedule of Investments, had illiquid or restricted securities as of April 30, 2009.

j)	Credit Risk — Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a Fund which holds securities with higher credit risk may fluctuate more than with less aggressive bond funds.

k)	Prepayment Risks — Certain debt securities allow for prepayment of principal without penalty. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, with respect to securities, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. The potential for the value of a debt security to increase in response to interest rate declines is limited. For certain securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

l)	Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

m)	Financial Accounting Standards Board Financial Accounting Standards No. 157 — Effective November 1, 2008, the Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157,

17

The Hartford Global Equity Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
“Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. Fair value is defined under FAS 157 as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Under FAS 157, a fair value measurement should reflect all of the assumptions that market participants would use in pricing the asset or liability, including assumptions about the risk inherent in a particular valuation technique, the effect of a restriction on the sale or use of an asset, and the risk of nonperformance.
Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized, per FAS 157, into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 — Quoted prices in active markets for identical securities. Level 1 includes exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•	Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 includes debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services and foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•	Level 3 — Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes and require significant management judgment or estimation. This category includes broker quoted securities, long dated OTC options and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a good representation of exit price.
Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.
FAS 157 also requires that a roll forward reconciliation be shown for all Level 3 securities from the beginning of the reporting period to the end of the reporting period. Part of this reconciliation includes transfers in and/or out of Level 3. For purposes of this reconciliation, transfers in are shown at the end of period fair value and transfers out are shown at the beginning of period fair value.
Refer to the valuation hierarchy levels summary and the Level 3 roll forward reconciliation found following the Schedule of Investments.
FASB Staff Position No. 157-4 — In April 2009, FASB released FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP FAS 157-4”). FSP FAS 157-4 provides additional guidance on determining whether a market for a financial asset is not active and a transaction is not distressed when measuring fair value under FAS 157. The FSP also requires additional disclosure detail on debt and equity securities by major investment categories. FSP FAS 157-4 is effective for interim and annual periods ending after June 15, 2009. At this time, management is evaluating the implications of FSP FAS 157-4 and does not believe it will impact valuation but will require additional disclosure. This additional disclosure has not yet been implemented.
n)	Financial Accounting Standards Board Financial Accounting Standards No. 161 — In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires companies to disclose information detailing the objectives and strategies for using derivative instruments, the level of derivative activity entered into by the company and any credit risk-related

18

contingent features of the agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and has not yet implemented the new disclosure standard.
o)	Indemnifications: Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
3.	Futures and Options:

Futures and Options Transactions — The Fund may invest in futures and options contracts in order to gain exposure to or protect against changes in the market. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. When the Fund enters into such futures contracts, it is required to deposit with a futures commission merchant an amount of “initial margin” of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called variation margin, to and from the broker, are made on a daily basis as the price of the underlying security fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Fund.

At any time prior to the expiration of the futures contract, the Fund may close the position by taking an opposite position, which would effectively terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a gain or loss.

The use of futures contracts involves elements of market risk, which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contracts may decrease the effectiveness of the Fund’s strategy and potentially result in loss. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of April 30, 2009.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period.

The Fund may write (sell) covered options. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase or sell the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option securities or currencies. The Fund receives a premium for writing a call or put option, which is recorded on the Fund’s Statement of Assets and Liabilities and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options. There is a risk of loss from a change in the value of such options, which may exceed the related premiums received. As of April 30, 2009, there were no outstanding written options contracts.

4.	Federal Income Taxes:
a)	Federal Income Taxes — For federal income tax purposes, the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and the Fund intends to distribute substantially all of its income and gains during the calendar year ending December 31, 2009. Accordingly, no provision for federal income or excise taxes has been made in the

19

The Hartford Global Equity Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.
b)	As of October 31, 2008, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$121
Accumulated Capital Losses*	$(1,096)
Unrealized Depreciation†	$(6,459)

Total Accumulated Deficit	$(7,434)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable to the tax deferral of wash sales losses, the mark-to-market adjustment for certain derivatives in accordance with IRC Sec. 1256, the mark to market for Passive Foreign Investment Companies and basis differences in real estate investment trusts.
c)	Reclassification of Capital Accounts — In accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Fund has recorded reclassifications in its capital accounts. These reclassifications had no impact on the NAV of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. As of October 31, 2008, the Fund recorded reclassifications to increase undistributed net investment income by $20, increase accumulated net realized gain by $10, and decrease paid in capital by $30.

d)	Capital Loss Carryforward — At October 31, 2008 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year	Amount
2016	$1,096

Total	$1,096

e)	Financial Accounting Standards Board Interpretation No. 48 — On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. The Fund adopted FIN 48 for fiscal years beginning after October 31, 2008. Management has evaluated the implications of FIN 48 for all open tax years (tax year ended October 31, 2008) and has determined there is no impact to the Fund’s financial statements.
5.	Expenses:
a)	Investment Management Agreements — Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with The Hartford Mutual Funds, Inc. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington for the provision of day-to-day investment management services to the Fund in

20

accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington.
The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the six-month period ended April 30, 2009; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.9500%
On next $500 million	0.9000%
On next $4 billion	0.8500%
On next $5 billion	0.8475%
Over $10 billion	0.8450%
b)	Accounting Services Agreement — Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting service fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.016%
On next $5 billion	0.014%
Over $10 billion	0.012%
c)	Operating Expenses — Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the six-month period ended April 30, 2009, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.65%	2.40%	2.40%	1.40%	1.90%	1.65%	1.40%	1.30%
d)	Fees Paid Indirectly — The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the six-month period ended April 30, 2009, these amounts are included in the Statement of Operations.

21

The Hartford Global Equity Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Annualized
	Six-Month
	Period	Year Ended
	Ended April	October 31,
	30, 2009	2008
Class A Shares	1.57%	1.56	%*
Class B Shares	2.40	2.33	†
Class C Shares	2.40	2.34	‡
Class I Shares	1.30	1.31	§
Class R3 Shares	1.90	1.90	**
Class R4 Shares	1.65	1.65	††
Class R5 Shares	1.40	1.40	‡‡
Class Y Shares	1.30	1.30	§§

*	From February 29, 2008 (commencement of operations), through October 31, 2008

†	From February 29, 2008 (commencement of operations), through October 31, 2008

‡	From February 29, 2008 (commencement of operations), through October 31, 2008

§	From February 29, 2008 (commencement of operations), through October 31, 2008

**	From February 29, 2008 (commencement of operations), through October 31, 2008

††	From February 29, 2008 (commencement of operations), through October 31, 2008

‡‡	From February 29, 2008 (commencement of operations), through October 31, 2008

§§	From February 29, 2008 (commencement of operations), through October 31, 2008
e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares — HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2009, HIFSCO received front-end load sales charges of $5 and contingent deferred sales charges of $1 from the Fund.

The Fund has adopted Distribution and Service Plans in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Funds provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of only up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

22

For the six-month period ended April 30, 2009, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $1. These commissions are in turn paid to sales representatives of the broker/dealers.
f)	Other Related Party Transactions — Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2009, a portion of the Fund’s chief compliance officer’s salary was paid by the Fund in an amount, which rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO was compensated $1 for providing such services. These fees are accrued daily and paid monthly.
6.	Affiliate Holdings:
As of April 30, 2009, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class A	1,810
Class B	30
Class C	30
Class I	30
Class R3	30
Class R4	30
Class R5	30
Class Y	30
7.	Investment Transactions:

For the six-month period ended April 30, 2009, the Fund’s aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$9,363
Sales Proceeds Excluding U.S. Government Obligations	8,921

23

The Hartford Global Equity Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
8.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2009 and the year ended October 31, 2008:

	For the Six-Month Period Ended April 30, 2009					Year Ended October 31, 2008
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	70	22	(10)	—	82	1,961	—	(14)	—	1,947
Amount	$420	$130	$(57)	$—	$493	$19,595	$—	$(129)	$—	$19,466
Class B
Shares	5	—	(5)	—	—	34	—	—	—	34
Amount	$31	$1	$(31)	$—	$1	$331	$—	$—	$—	$331
Class C
Shares	18	—	(9)	—	9	35	—	—	—	35
Amount	$111	$1	$(52)	$—	$60	$341	$—	$—	$—	$341
Class I
Shares	—	1	—	—	1	31	—	(1)	—	30
Amount	$—	$3	$—	$—	$3	$311	$—	$(7)	$—	$304
Class R3
Shares	—	—	—	—	—	30	—	—	—	30
Amount	$2	$1	$—	$—	$3	$300	$—	$—	$—	$300
Class R4
Shares	—	—	—	—	—	30	—	—	—	30
Amount	$—	$2	$—	$—	$2	$300	$—	$—	$—	$300
Class R5
Shares	—	—	—	—	—	30	—	—	—	30
Amount	$—	$2	$—	$—	$2	$300	$—	$—	$—	$300
Class Y
Shares	—	—	—	—	—	30	—	—	—	30
Amount	$—	$3	$—	$—	$3	$300	$—	$—	$—	$300
9.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. During the six-month period ended April 30, 2009, the Fund did not have any borrowings under this facility.

10.	Proposed Reorganization:

At a meeting held on February 4, 2009, the Board of Directors of The Hartford Mutual Funds, Inc. approved the reorganizations (each, a “Reorganization”) of The Hartford Global Communications Fund, The Hartford Global Financial Services Fund and The Hartford Global Technology Fund (each, an “Acquired Fund”) with and into The Hartford Global Equity Fund (the “Acquiring Fund”).

The Board of Directors has called for a Special Meeting of Shareholders of each Acquired Fund (the “Meeting”) to be held on or about August 4, 2009, for the purpose of seeking the approval of an Agreement and Plan of Reorganization (“Reorganization Agreement”) by the shareholders of the respective Acquired Fund.

If each Reorganization Agreement is approved by the shareholders of the respective Acquired Fund, the Reorganization Agreement contemplates: (1) the transfer of all of the assets of the Acquired Fund with and into the Acquiring Fund in exchange for shares of the Acquiring Fund having equal net asset value of the Acquired Fund; (2) the assumption by the Acquiring Fund of all of the liabilities of each Acquired Fund; and (3) the distribution of shares of the Acquiring Fund to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund. Each shareholder of an Acquired Fund

24

would receive shares of the Acquiring Fund equal in value to the shares of the Acquired Fund held by that shareholder as of the closing date of the respective Reorganization.
11.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

25

The Hartford Global Equity Fund
Financial Highlights — (Unaudited)

			- Selected Per-Share Data - (a)												- Ratios and Supplemental Data -
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
															Net Assets		Net Assets		Net Assets
															Before		After		After
				Net											Waivers		Waivers		Waivers
				Realized											and		and		and		Ratio of
				and Un-			Distrib-			Net					Reimburse-		Reimburse-		Reimburse-		Net
		Net	Pay-	realized		Dividends	utions			Increase	Net			Net	ments and		ments and		ments and		Invest-		Port-
	Net Asset	Invest-	ments	Gain		from Net	from	Distri-		(Decrease)	Asset			Assets at	Including		Including		Excluding		ment		folio
	Value at	ment	from	(Loss) on	Total from	Invest-	Realized	butions	Total	in Net	Value at			End of	Expenses		Expenses		Expenses		Income to		Turn-
	Beginning	Income	(to)	Invest-	Investment	ment	Capital	from	Distri-	Asset	End of	Total		Period	not Subject		not Subject		not Subject		Average		over
Class	of Period	(Loss)	Affiliate	ments	Operations	Income	Gains	Capital	butions	Value	Period	Return(b)		(000’s)	to Cap(c)		to Cap(c)		to Cap(c)		Net Assets		Rate(d)
For the Six-Month Period Ended April 30, 2009 (Unaudited)
A	$6.55	$0.03	$—	$(0.15)	$(0.12)	$(0.07)	$—	$—	$(0.07)	$(0.19)	$6.36	(1.82)	%(e)	$12,907	2.36	%(f)	1.57	%(f)	1.57	%(f)	1.22	%(f)	70%
B	6.51	0.01	—	(0.15)	(0.14)	(0.02)	—	—	(0.02)	(0.16)	6.35	(2.08	) (e)	217	3.21	(f)	2.40	(f)	2.40	(f)	0.37	(f)	—
C	6.51	0.01	—	(0.15)	(0.14)	(0.02)	—	—	(0.02)	(0.16)	6.35	(2.07	) (e)	282	3.25	(f)	2.40	(f)	2.40	(f)	0.38	(f)	—
I	6.56	0.04	—	(0.16)	(0.12)	(0.08)	—	—	(0.08)	(0.20)	6.36	(1.69	) (e)	195	2.09	(f)	1.30	(f)	1.30	(f)	1.48	(f)	—
R3	6.53	0.03	—	(0.16)	(0.13)	(0.04)	—	—	(0.04)	(0.17)	6.36	(1.93	) (e)	194	2.79	(f)	1.90	(f)	1.90	(f)	0.88	(f)	—
R4	6.54	0.03	—	(0.15)	(0.12)	(0.06)	—	—	(0.06)	(0.18)	6.36	(1.78	) (e)	193	2.48	(f)	1.65	(f)	1.65	(f)	1.13	(f)	—
R5	6.55	0.04	—	(0.15)	(0.11)	(0.08)	—	—	(0.08)	(0.19)	6.36	(1.63	) (e)	193	2.18	(f)	1.40	(f)	1.40	(f)	1.38	(f)	—
Y	6.56	0.04	—	(0.15)	(0.11)	(0.09)	—	—	(0.09)	(0.20)	6.36	(1.66	) (e)	194	2.09	(f)	1.30	(f)	1.30	(f)	1.48	(f)	—
From (commencement of operations) February 29, 2008, through October 31, 2008
A(g)	10.00	0.05	—	(3.50)	(3.45)	—	—	—	—	(3.45)	6.55	(34.50	) (e)	12,746	1.92	(f)	1.56	(f)	1.56	(f)	0.78	(f)	56
B(h)	10.00	—	—	(3.49)	(3.49)	—	—	—	—	(3.49)	6.51	(34.90	) (e)	223	2.70	(f)	2.34	(f)	2.34	(f)	0.03	(f)	—
C(i)	10.00	—	—	(3.49)	(3.49)	—	—	—	—	(3.49)	6.51	(34.90	) (e)	225	2.71	(f)	2.34	(f)	2.34	(f)	0.02	(f)	—
I(j)	10.00	0.07	—	(3.51)	(3.44)	—	—	—	—	(3.44)	6.56	(34.40	) (e)	199	1.67	(f)	1.31	(f)	1.31	(f)	1.06	(f)	—
R3(k)	10.00	0.03	—	(3.50)	(3.47)	—	—	—	—	(3.47)	6.53	(34.70	) (e)	196	2.36	(f)	1.90	(f)	1.90	(f)	0.47	(f)	—
R4(l)	10.00	0.04	—	(3.50)	(3.46)	—	—	—	—	(3.46)	6.54	(34.60	) (e)	196	2.06	(f)	1.65	(f)	1.65	(f)	0.72	(f)	—
R5(m)	10.00	0.06	—	(3.51)	(3.45)	—	—	—	—	(3.45)	6.55	(34.50	) (e)	196	1.76	(f)	1.40	(f)	1.40	(f)	0.97	(f)	—
Y(n)	10.00	0.07	—	(3.51)	(3.44)	—	—	—	—	(3.44)	6.56	(34.40	) (e)	197	1.66	(f)	1.30	(f)	1.30	(f)	1.07	(f)	—

(a)	Information presented relates to a share outstanding throughout the indicated period.

(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	Not annualized.

(f)	Annualized.

(g)	Commenced operations on February 29, 2008.

(h)	Commenced operations on February 29, 2008.

(i)	Commenced operations on February 29, 2008.

(j)	Commenced operations on February 29, 2008.

(k)	Commenced operations on February 29, 2008.

(l)	Commenced operations on February 29, 2008.

(m)	Commenced operations on February 29, 2008.

(n)	Commenced operations on February 29, 2008.

26

The Hartford Global Equity Fund
Directors and Officers (Unaudited)
The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.
Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and three of the Fund’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which collectively consist of 100 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.
The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.
Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its officers or directors who are employed by The Hartford.
Non-Interested Directors
Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.
Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.
Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies.
Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee is Chairman and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions. Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm, from August 2004 to August 2005. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).
William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

27

The Hartford Global Equity Fund
Directors and Officers (Unaudited) — (continued)
Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.
Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.
Interested Directors and Officers
Thomas M. Marra* (1958) Director since 2002
Mr. Marra has served as President and Chief Operating Officer of The Hartford Financial Services Group, Inc. (“The Hartford”) since 2007. Mr. Marra currently serves as Director of Hartford Life, Inc. (“HL, Inc.”). Mr. Marra served as Chief Operating Officer of Hartford Life Insurance Company, Inc. (“Hartford Life”) (2000-2008), as President of Hartford Life (2002-2008) and as Director of Hartford Life’s Investment Products Division from 1998 to 2000.

*   On February 24, 2009, The Hartford and Mr. Marra determined to enter into a mutually agreed separation whereby Mr. Marra will retire, and his role as an executive officer and employee of The Hartford will terminate, effective July 3, 2009. Mr. Marra will resign his position as a Director of the Fund effective June 25, 2009.
Lowndes A. Smith (1939) Director since 2002, Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.
John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as Chief Executive Officer, President and Director of HL, Inc. Mr. Walters previously served as President of the U.S. Wealth Management Division of Hartford Life, Inc., as Co-Chief Operating Officer of Hartford Life Insurance Company (2007-2008) and as Executive Vice President and Director of its Investment Products Division (2000-2008). Mr. Walters also serves as Chairman of the Board, Chief Executive Officer, President and Director of Hartford Life Insurance Company and as Executive Vice President of The Hartford. In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”).

*     Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 – 2009).
Other Officers
Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 – 2009)) Mr. Arena serves as Executive Vice President of Hartford Life Insurance Company, (“Hartford Life”). Additionally, Mr. Arena is Director and Senior Vice President of Hartford Administrative Services Company, (“HASCO”), Manager, Chief Executive Officer and President of Hartford Investment Financial Services, LLC (“HIFSCO”) and HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division. Mr. Arena joined American Skandia in 1996.
Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.
Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006 and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury, (the “Treasury”), from 2001 to 2006 where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network, (“FinCEN”) from 2005 – 2006.

28

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life Insurance Company. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.
Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant General Counsel and Assistant Vice President of The Hartford and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, Assistant Vice President of Hartford Life, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.
Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life and as Director of its Investment Advisory Group in the Individual Markets Group segment. He also serves as Senior Vice President of HIFSCO and HL Advisors. Prior to joining The Hartford in 2004, Mr. Meyer was with MassMutual which he joined in 1987.
D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life where he serves as Director of mutual fund product management for The Hartford’s mutual funds and 529 college savings businesses. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.
Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 – 2007.
HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2008 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

29

The Hartford Global Equity Fund
Expense Example (Unaudited)
Your Fund’s Expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2008 through April 30, 2009.
Actual Expenses
The first column of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	October 31, 2008	Beginning	Ending Account	October 31,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2008 through	expense	1/2	full
	October 31, 2008	April 30, 2009	April 30, 2009	October 31, 2008	April 30, 2009	April 30, 2009	ratio	year	year
Class A	$1,000.00	$981.80	$7.71	$1,000.00	$1,017.00	$7.85	1.57%	181	365
Class B	$1,000.00	$979.15	$11.77	$1,000.00	$1,012.89	$11.97	2.40	181	365
Class C	$1,000.00	$979.28	$11.77	$1,000.00	$1,012.89	$11.97	2.40	181	365
Class I	$1,000.00	$983.10	$6.39	$1,000.00	$1,018.34	$6.50	1.30	181	365
Class R3	$1,000.00	$980.72	$9.33	$1,000.00	$1,015.37	$9.49	1.90	181	365
Class R4	$1,000.00	$982.20	$8.10	$1,000.00	$1,016.61	$8.25	1.65	181	365
Class R5	$1,000.00	$983.70	$6.88	$1,000.00	$1,017.85	$7.00	1.40	181	365
Class Y	$1,000.00	$983.37	$6.39	$1,000.00	$1,018.34	$6.50	1.30	181	365

30

The Hartford Global Financial Services Fund

The Hartford Global Financial Services Fund
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 10/31/00 - 4/30/09
Growth of a $10,000 investment in Class A which includes Sales Charge
MSCI Finance ex Real Estate Index includes only companies in both the MSCI Developed Index and in the Banks, Diversified Financials or Insurance industry groups. The constituents of this index will represent 85% of the market capitalization of all companies in these specific countries and industry groups.
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Investment objective – Seeks long-term capital appreciation.
Average Annual Total Returns(2,3) (as of 4/30/09)

	Inception	1	5	Since
	Date	Year	Year	Inception

Global Financial Services A#	10/31/00	-39.21%	-5.01%	-2.56%
Global Financial Services A##	10/31/00	-42.55%	-6.08%	-3.21%
Global Financial Services B#	10/31/00	-39.44%	-5.55%	NA *
Global Financial Services B##	10/31/00	-42.37%	-5.84%	NA *
Global Financial Services C#	10/31/00	-39.72%	-5.73%	-3.27%
Global Financial Services C##	10/31/00	-40.30%	-5.73%	-3.27%
Global Financial Services Y#	10/31/00	-39.00%	-4.61%	-2.13%

#	Without sales charge

##	With sales charge

NA	Not Applicable

*	Inception returns are not applicable for Class B because after 8 years Class B converts to Class A.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(3)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2009, which excludes investment transactions as of this date.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Portfolio Manager
Mark T. Lynch, CFA
Senior Vice President, Partner,
Global Industry Analyst
How did the Fund perform?
The Class A shares of The Hartford Global Financial Services Fund returned -8.77%, before sales charge, for the six-month period ended April 30, 2009, outperforming its benchmark, the MSCI Finance ex-Real Estate Index, which returned -15.04% for the same period. The Fund underperformed the -7.01% return of the average fund in the Lipper Global Financial Services Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
The six-month period ending April 30, 2009 was one of the most volatile in recent history for the financial sector. Deleveraging across the financial sector accelerated into the fourth quarter of 2008, limiting the availability of credit to even the most secure corporate borrowers and exacerbating a slowdown across the broader economy. Many investors responded to the financial crisis by shedding risk broadly, increasing exposure to cash, and selling equities with little regard for the quality or valuation of their holdings. After plunging for much of the first quarter of 2009, global equities, including global financial stocks, staged a sharp

2

rebound in March and April as favorable news flow from a few global banks signaled to investors that the troubled Financials sector may start to stabilize. Further boosting stocks was the U.S. Treasury Department’s updated plan to clean up bank balance sheets and some encouraging economic data.
In this environment, all six of the industries in the MSCI Finance ex-Real Estate Index posted negative returns during the period. Diversified Financial Services (-35%), Consumer Finance (-29%), Thrifts & Mortgage Finance (-25%), and Commercial Banks (-16%) were hit the hardest. Capital Markets (-2%) and Insurance (-7%) performed better.
Outperformance against the benchmark was driven by security selection, which was strong within five of the six industries. Security selection was strongest in Commercial Banks, Capital Markets, and Insurance. Industry allocation detracted slightly from results as an underweight (i.e. the Fund’s sector position was less than the benchmark position) allocation to Captial Markets and an overweight (i.e. the Fund’s sector position was greater than the benchmark position) to Consumer Finance was only partially offset by an underweight to Diversified Financial Services.
Top contributors to benchmark-relative (i.e. performance of the Fund as measured against the benchmark) performance included Itau Unibanco Banco (Commercial Banks), Goldman Sachs (Diversified Financial Serivces), and DnB NOR (Commercial Banks). Not holding Bank of America (Diversifed Financial Services) during the period also aided relative returns. Shares of Itau Unibanco Banco rebounded in March on positive sentiment from the G-20 summit regarding efforts to revive the global economy. Shares of Goldman Sachs benefited from the firm’s relatively healthy balance sheet and news that it was exploring ways to pay back its government TARP loans sooner than had been anticipated. Norwegian-based financial services company DnB NOR performed well due to the relatively mild credit deterioration in the Norwegian market. Another top contributor to absolute (i.e. total return) performance was Sweden-based Nordea Bank (Commercial Banks).
Webster Financial (Commercial Banks), Capital One Financial (Diversified Financial Services), and Discover Financial Services (Diversified Financial Services) were among the top detractors from relative performance during the period. Shares of Connecticut-based Webster Financial declined due to significant writedowns on their investment portfolio and larger-than-expected losses on loans. Diversified banking company Capital One announced disappointing quarterly results and forecast higher credit losses in 2009. We eliminated the position. Shares of credit card issuer Discover Financial Services fell due to higher than expected delinquencies. Other top detractors from absolute performance included insurance company ACE (Insurance) and diversified financial services company JPMorgan Chase (Diversified Financial Services).
What is the outlook?
The past year has been extremely volatile and complex for the financial sector. As the Financial Industry remains under unusual stress, we believe this creates buying opportunities to purchase solid companies at attractive valuations. We continuously seek to upgrade the Fund by adding good companies on price weakness and trimming into strength.
Fund positioning is generated through a bottom-up (i.e. stock by stock fundamental research) stock selection process. At the end of the period we were overweight Commercial Banks, Thrifts & Mortgage Finance, and Consumer Finance and underweight Insurance, Capital Markets, and Diversified Financial Services.
Our holdings are geographically diverse. At the end of the period, we remained overweight to Emerging Markets, Canada, and Europe ex U.K., and underweight to Japan, the United Kingdom, and Asia Pacific ex Japan.
At a meeting held on February 4, 2009, the Board of Directors of The Hartford Mutual Funds, Inc. approved the reorganizations (each, a “Reorganization”) of The Hartford Global Communications Fund, The Hartford Global Financial Services Fund and The Hartford Global Technology Fund (each, an “Acquired Fund”) with and into The Hartford Global Equity Fund (the “Acquiring Fund”).
The Board of Directors has called for a Special Meeting of Shareholders of each Acquired Fund (the “Meeting”) to be held on or about August 4, 2009, for the purpose of seeking the approval of an Agreement and Plan of Reorganization (“Reorganization Agreement”) by the shareholders of the respective Acquired Fund.
Diversification by Country
as of April 30, 2009

Percentage of
Country	Net Assets
Brazil	7.2%
Canada	12.6
Denmark	5.1
France	2.1
Germany	5.8
Norway	7.7
Panama	0.3
Singapore	3.9
Sweden	3.5
Switzerland	5.3
Thailand	4.3
United Kingdom	5.7
United States	32.3
Short-Term Investments	4.2
Other Assets and Liabilities	—

Total	100.0%

3

The Hartford Global Financial Services Fund
Schedule of Investments
April 30, 2009 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 93.4%
	Brazil - 4.8%
105	Banco do Estado do Rio Grande do Sul S.A.	$344
36	Itau Unibanco Banco Multiplo S.A. ADR	494

		838

	Canada - 12.6%
30	Bank of Nova Scotia	853
54	First National Financial, Inc.	476
3	Gluskin Sheff Associates, Inc.	26
22	Toronto-Dominion Bank ADR	855

		2,210

	Denmark - 5.1%
5	Gronlandsbanken	282
1	Ringkjoebing Landbobank	82
31	Sydbank A/S	524

		888

	France - 2.1%
3	BNP Paribas	175
4	Societe Generale Class A	190

		365

	Germany - 5.8%
14	Deutsche Boerse AG	1,013

	Norway - 7.7%
183	DNB Nor ASA	1,142
49	Sparebanken Midt-Norge	220

		1,362

	Panama - 0.3%
4	Banco Latinoamericano de Exportaciones S.A. ADR Class E	53

	Singapore - 3.9%
107	DBS Group Holdings Ltd.	682

	Sweden - 3.5%
81	Nordea Bank AB	606

	Switzerland - 5.3%
19	Julius Baer Holding Ltd.	630
16	Paris RE Holdings Ltd.	307

		937

	Thailand - 4.3%
316	Bangkok Bank plc	763

	United Kingdom - 5.7%
46	Lancashire Holdings Ltd. •	321
44	Standard Chartered plc	685

		1,006

	United States - 32.3%
14	ACE Ltd.	634
15	Ameriprise Financial, Inc.	403
148	Citizens Republic Bancorp, Inc.	249
77	Discover Financial Services, Inc.	625
3	Everest Re Group Ltd.	258
7	Goldman Sachs Group, Inc.	841
28	Hilltop Holdings, Inc. •	314
41	Nasdaq OMX Group, Inc. •	781
43	Popular, Inc.	124
15	Travelers Cos., Inc.	609
57	Washington Mutual, Inc. Private Placement ⌂†	6
26	Webster Financial Corp.	134
34	Wells Fargo & Co.	688

		5,666

	Total common stocks (cost $20,648)	$16,389

PREFERRED STOCKS - 2.4%
	Brazil - 2.4%
30	Banco Itau Holding	$418

	Total preferred stocks (cost $611)	$418

WARRANTS - 0.0%
	United States 0.0%
7	Washington Mutual, Inc. Private Placement ⌂•†	$—

	Total warrants (cost $—)	$—

	Total long-term investments (cost $21,259)	$16,807

SHORT-TERM INVESTMENTS — 4.2%
	Repurchase Agreements - 4.2%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $174, collateralized by GNMA 4.50% - 6.50%, 2038 - 2039, value of $177)
$174	0.18%, 04/30/2009	$174

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $208, collateralized by FHLMC 4.50% - 6.50%, 2035 - 2039, FNMA 4.50% - 6.50%, 2034 - 2047, value of $212)

208	0.17%, 04/30/2009	208

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $291, collateralized by FHLMC 4.00% - 7.00%, 2021 - 2039, FNMA 6.00% - 7.00%, 2034 - 2038, GNMA 4.50% - 7.00%, 2024 - 2039, value of $296)

290	0.17%, 04/30/2009	290
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $1, collateralized by U.S. Treasury Bond 7.50%, 2024, value of $1)
1	0.14%, 04/30/2009	1
The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 4.2% - (continued)
	Repurchase Agreements - 4.2% - (continued)

UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $63, collateralized by FHLMC 8.00% - 15.00%, 2009 - 2021, FNMA 3.50% - 15.50%, 2012 - 2039, value of $64)

$63	0.16%, 04/30/2009		$63

			736

	Total short-term investments (cost $736)		$736

	Total investments (cost $21,995)▲	100.0%	$17,543
	Other assets and liabilities	—%	(9)

	Total net assets	100 .0%	$17,534

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 63.54% of total net assets at April 30, 2009.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

▲	At April 30, 2009, the cost of securities for federal income tax purposes was $22,617 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,347
Unrealized Depreciation	(6,421)

Net Unrealized Depreciation	$(5,074)

†	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund’s Board of Directors at April 30, 2009, was $6, which represents 0.03% of total net assets. This calculation excludes securities that are principally traded in certain foreign markets and whose prices were adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

•	Currently non-income producing.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period	Shares/
Acquired	Par	Security	Cost Basis

04/2008	57	Washington Mutual, Inc. Private Placement	$500
04/2008	7	Washington Mutual, Inc. Private Placement Warrants	$—
          The aggregate value of these securities at April 30, 2009 was $6 which represents 0.03% of total net assets.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.
Diversification by Industry
as of April 30, 2009

Percentage of
Industry	Net Assets
Asset Management & Custody Banks	6.0%
Consumer Finance	3.6
Diversified Banks	46.0
Investment Banking & Brokerage	4.8
Other Diversified Financial Services	2.4
Property & Casualty Insurance	8.9
Regional Banks	6.2
Reinsurance	5.0
Specialized Finance	10.2
Thrifts & Mortgage Finance	2.7
Short-Term Investments	4.2
Other Assets and Liabilities	—

Total	100.0%

FAS 157 Disclosure of Investment Valuation Hierarchy Levels

Assets:
Investment in securities — Level 1	$9,178
Investment in securities — Level 2	8,359
Investment in securities — Level 3	6

Total	$17,543

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Assets:
Securities:
Balance as of October 31, 2008	$3
Change in unrealized appreciation ♦	3

Balance as of April 30, 2009.	$6

♦ Change in unrealized gains or losses relating to asset still held at April 30, 2009	$3

The accompanying notes are an integral part of these financial statements.

5

The Hartford Global Financial Services Fund
Statement of Assets and Liabilities
April 30, 2009 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at fair value (cost $21,995)	$17,543
Cash	10
Foreign currency on deposit with custodian (cost $5)	5
Receivables:
Dividends and interest	45
Other assets	68

Total assets	17,671

Liabilities:
Payables:
Investment securities purchased	33
Fund shares redeemed	82
Investment management fees	2
Distribution fees	1
Accrued expenses	19

Total liabilities	137

Net assets	$17,534

Summary of Net Assets:
Capital stock and paid-in-capital	36,769
Accumulated undistributed net investment income	127
Accumulated net realized loss on investments and foreign currency transactions	(14,910)
Unrealized depreciation of investments and the translation of assets and liabilities denominated in foreign currency	(4,452)

Net assets	$17,534

Shares authorized	300,000

Par value	$0.001

Class A: Net asset value per share/Maximum offering price per share	$6.04/$6.39

Shares outstanding	1,804

Net assets	$10,900

Class B: Net asset value per share	$5.93

Shares outstanding	337

Net assets	$2,000

Class C: Net asset value per share	$5.90

Shares outstanding	541

Net assets	$3,196

Class Y: Net asset value per share	$6.10

Shares outstanding	236

Net assets	$1,438

The accompanying notes are an integral part of these financial statements.

6

The Hartford Global Financial Services Fund
Statement of Operations
For the Six Month Period Ended April 30, 2009 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$331
Interest	—
Securities lending	—
Less: Foreign tax withheld	(30)

Total investment income	301

Expenses:
Investment management fees	78
Transfer agent fees	48
Distribution fees
Class A	14
Class B	10
Class C	16
Custodian fees	6
Accounting services	1
Registration and filing fees	25
Board of Directors’ fees	—
Audit fees	3
Other expenses	8

Total expenses (before waivers and fees paid indirectly)	209
Expense waivers	(53)
Transfer agent fee waivers	(23)
Custodian fee offset	—

Total waivers and fees paid indirectly	(76)

Total expenses, net	133

Net investment income	168

Net Realized Loss on Investments and Foreign Currency Transactions:
Net realized loss on investments in securities	(8,470)
Net realized gain on foreign currency transactions	9

Net Realized Loss on Investments and Foreign Currency Transactions	(8,461)

Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	5,322
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	—

Net Changes in Unrealized Appreciation of Investments	5,322

Net Loss on Investments and Foreign Currency Transactions	(3,139)

Net Decrease in Net Assets Resulting from Operations	$(2,971)

The accompanying notes are an integral part of these financial statements.

7

The Hartford Global Financial Services Fund
Statement of Changes in Net Assets
(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2009	Year Ended
	(Unaudited)	October 31, 2008
Operations:
Net investment income	$168	$660
Net realized loss on investments and foreign currency transactions	(8,461)	(6,360)
Net unrealized appreciation (depreciation) of investments	5,322	(13,584)

Net decrease in net assets resulting from operations	(2,971)	(19,284)

Distributions to Shareholders:
From net investment income
Class A	(404)	(356)
Class B	(74)	(16)
Class C	(102)	(30)
Class Y	(50)	(23)
From net realized gain on investments
Class A	—	(2,764)
Class B	—	(428)
Class C	—	(593)
Class Y	—	(166)

Total distributions	(630)	(4,376)

Capital Share Transactions:
Class A	(3,616)	9,173
Class B	(286)	1,146
Class C	(486)	2,692
Class Y	405	874

Net increase (decrease) from capital share transactions	(3,983)	13,885

Net decrease in net assets	(7,584)	(9,775)
Net Assets:
Beginning of period	25,118	34,893

End of period	$17,534	$25,118

Accumulated undistributed net investment income	$127	$589

The accompanying notes are an integral part of these financial statements.

8

The Hartford Global Financial Services Fund
Notes to Financial Statements
April 30, 2009 (Unaudited)
(000’s Omitted)
1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-two portfolios. Financial statements for The Hartford Global Financial Services Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a non-diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares are sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and except that Class B shares automatically convert to Class A shares after 8 years.

Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments will be allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). After the Close Date, existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).
a)	Security Transactions and Investment Income - Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)	Security Valuation – The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary markets, but before the close of the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market

9

The Hartford Global Financial Services Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, ADR’s, exchange traded funds (“ETF’s”)) after the close of the foreign markets but before the close of the Exchange. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.
Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

A forward currency contract shall be valued based on the price of the underlying currency at the prevailing interpolated exchange rate, which is a combination of the spot currency rate and the forward currency rate. Spot currency rates and forward currency rates are obtained from an independent pricing service on a daily basis not more than one hour before the Valuation Time.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

c)	Foreign Currency Transactions - The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates on portfolio securities from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)	Joint Trading Account - Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Wellington Management Company, LLP (“Wellington”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

e)	Repurchase Agreements - A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the

10

value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2009.
f)	Forward Foreign Currency Contracts – The Fund may enter into forward foreign currency contracts that obligate the Fund to repurchase/replace or sell currencies at specified future dates. Forward foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

Forward foreign currency contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar.

g)	Fund Share Valuation and Dividend Distributions to Shareholders — Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income are declared and paid annually. Dividends are paid on shares beginning on the business day after the day when the funds used to purchase the shares are collected by the transfer agent for the Fund. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences include but are not limited to foreign currency gains and losses, losses deferred due to wash sales adjustments, adjustments related to Passive Foreign Investment Companies and certain derivatives, and excise tax regulations. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

h)	Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. “Illiquid Securities” are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund, as shown in the Schedule of Investments, had illiquid or restricted securities as of April 30, 2009.

i)	Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial

11

The Hartford Global Financial Services Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.
j)	Financial Accounting Standards Board Financial Accounting Standards No. 157 – Effective November 1, 2008, the Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. Fair value is defined under FAS 157 as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Under FAS 157, a fair value measurement should reflect all of the assumptions that market participants would use in pricing the asset or liability, including assumptions about the risk inherent in a particular valuation technique, the effect of a restriction on the sale or use of an asset, and the risk of nonperformance.

Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized, per FAS 157, into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 – Quoted prices in active markets for identical securities. Level 1 includes exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 includes debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services and foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•	Level 3 – Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes and require significant management judgment or estimation. This category includes broker quoted securities, long dated OTC options and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a good representation of exit price.
Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

FAS 157 also requires that a roll forward reconciliation be shown for all Level 3 securities from the beginning of the reporting period to the end of the reporting period. Part of this reconciliation includes transfers in and/or out of Level 3. For purposes of this reconciliation, transfers in are shown at the end of period fair value and transfers out are shown at the beginning of period fair value.

Refer to the valuation hierarchy levels summary and the Level 3 roll forward reconciliation found following the Schedule of Investments.

FASB Staff Position No. 157-4 – In April 2009, FASB released FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP FAS 157-4”). FSP FAS 157-4 provides additional guidance on determining whether a market for a financial asset is not active and a transaction is not distressed when measuring fair value under FAS 157. The FSP also requires additional disclosure detail on debt and equity securities by major investment categories. FSP FAS 157-4 is effective for interim and annual periods ending after June 15, 2009. At this time, management is evaluating the implications of FSP FAS 157-4 and does not believe it will impact valuation but will require additional disclosure. This additional disclosure has not yet been implemented.

12

k)	Financial Accounting Standards Board Financial Accounting Standards No. 161 – In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires companies to disclose information detailing the objectives and strategies for using derivative instruments, the level of derivative activity entered into by the company and any credit risk-related contingent features of the agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and has not yet implemented the new disclosure standard.

l)	Indemnifications: Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
3.	Federal Income Taxes:
a)	Federal Income Taxes - For federal income tax purposes, the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and the Fund intends to distribute substantially all of its income and gains during the calendar year ending December 31, 2009. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2008	October 31, 2007
Ordinary Income	$681	$200
Long-Term Capital Gains *	3,695	1,748

*	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC code Sec. 852(b)(3)(C).
As of October 31, 2008, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$589
Accumulated Capital Losses*	$(5,826)
Unrealized Depreciation†	$(10,397)

Total Accumulated Deficit	$(15,634)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable to the tax deferral of wash sales losses, the mark-to-market adjustment for certain derivatives in accordance with IRC Sec. 1256, the mark to market for Passive Foreign Investment Companies and basis differences in real estate investment trusts.

13

The Hartford Global Financial Services Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
c)	Reclassification of Capital Accounts - In accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Fund has recorded reclassifications in its capital accounts. These reclassifications had no impact on the NAV of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. As of October 31, 2008, the Fund recorded reclassifications to decrease undistributed net investment income by $20 and increase accumulated net realized gain by $20.

d)	Capital Loss Carryforward - At October 31, 2008 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year	Amount
2016	$5,826

Total	$5,826

e)	Financial Accounting Standards Board Interpretation No. 48 – On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. The Fund adopted FIN 48 for fiscal years beginning after December 15, 2006. Management has evaluated the implications of FIN 48 for all open tax years (tax years ended October 31, 2006 – 2008) and has determined there is no impact to the Fund’s financial statements.
4.	Expenses:
a)	Investment Management Agreements – Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with The Hartford Mutual Funds, Inc. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the six-month period ended April 30, 2009; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.9000%
On next $500 million	0.8500%
On next $4 billion	0.8000%
On next $5 billion	0.7975%
Over $10 billion	0.7950%

14

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting service fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%
c)	Operating Expenses - Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the six-month period ended April 30, 2009, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class Y
1.60%	2.35%	2.35%	1.20%
d)	Fees Paid Indirectly - The Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the six-month period ended April 30, 2009, this amount is included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Annualized
	Six-Month
	Period	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Ended April	October 31,	October 31,	October 31,	October 31,	October 31,
	30, 2009	2008	2007	2006	2005	2004
Class A Shares	1.37%	1.60%	1.60%	1.14%	1.48%	1.63%
Class B Shares	1.66	2.04	2.22	1.77	2.25	2.33
Class C Shares	2.13	2.35	2.35	1.90	2.25	2.33
Class Y Shares	1.20	1.17	1.14	0.74	1.07	1.18
e)	Distribution and Service Plan for Class A, B and C Shares - HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2009, HIFSCO received front-end load sales charges of $31 and contingent deferred sales charges of $9 from the Fund.

The Fund has adopted Distribution and Service Plans in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B and C shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Funds provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of only up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the Distributor

15

The Hartford Global Financial Services Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.
For the six-month period ended April 30, 2009, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $1. These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2009, a portion of the Fund’s chief compliance officer’s salary was paid by the Fund in an amount, which rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO was compensated $37 for providing such services. These fees are accrued daily and paid monthly.

g)	Payments from Affiliate:

The total return in the accompanying financial highlights includes payment from affiliates. Had the payment from affiliates been excluded, the total return for the periods listed below would have been as follows:

	Impact from	Total Return
	Payment from	Excluding
	Affiliate for SEC	Payment from
	Settlement for the	Affiliate for the
	Year Ended	Year Ended
	October 31, 2007	October 31, 2007
Class A	0.02%	8.40%
Class B	0.02	7.73
Class C	0.02	7.55
Class Y	0.02	8.89
5.	Investment Transactions:

For the six-month period ended April 30, 2009, the Fund’s aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases for U.S. Government Obligations	9,382
Sales Proceeds for U.S. Government Obligations	14,459

16

6.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2009 and the year ended October 31, 2008:

	For the Six-Month Period Ended April 30, 2009					For the Year Ended October 31, 2008
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Share	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	250	66	(963)	—	(647)	2,959	259	(2,492)	—	726
Amount	$1,354	$372	$(5,342)	$—	$(3,616)	$28,547	$2,953	$(22,327)	$—	$9,173
Class B
Shares	22	12	(92)	—	(58)	169	37	(85)	—	121
Amount	$118	$70	$(474)	$—	$(286)	$1,534	$417	$(805)	$—	$1,146
Class C
Shares	64	15	(176)	—	(97)	425	52	(213)	—	264
Amount	$335	$82	$(903)	$—	$(486)	$4,096	$582	$(1,986)	$—	$2,692
Class Y
Shares	188	9	(153)	—	44	94	16	(23)	—	87
Amount	$1,063	$50	$(708)	$—	$405	$911	$190	$(227)	$—	$874
The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued and Class B shares redeemed) for the six-month period ended April 30, 2009 and the year ended October 31, 2008:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2009	17	$88
For the Year Ended October 31, 2008	12	$116
7.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. During the six-month period ended April 30, 2009, the Fund did not have any borrowings under this facility.

8.	Proposed Reorganization:

At a meeting held on February 4, 2009, the Board of Directors of The Hartford Mutual Funds, Inc. approved the reorganizations (each, a “Reorganization”) of The Hartford Global Communications Fund, The Hartford Global Financial Services Fund and The Hartford Global Technology Fund (each, an “Acquired Fund”) with and into The Hartford Global Equity Fund (the “Acquiring Fund”).

In connection with the mergers, effective as of the close of business on or about April 30, 2009, all shares of The Hartford Global Communications Fund, The Hartford Global Financial Services Fund and The Hartford Global Technology Fund will no longer be sold to new investors or existing shareholders (except through reinvested dividends) or be eligible for exchanges from other Hartford Mutual Funds.

The Board of Directors has called for a Special Meeting of Shareholders of each Acquired Fund (the “Meeting”) to be held on or about August 4, 2009, for the purpose of seeking the approval of an Agreement and Plan of Reorganization (“Reorganization Agreement”) with respect to each Acquired Fund. If approved, each Reorganization is expected to occur on or about August 28, 2009.

17

The Hartford Global Financial Services Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
If each Reorganization Agreement is approved by the shareholders of the respective Acquired Fund, the Reorganization Agreement contemplates: (1) the transfer of all of the assets of the Acquired Fund with and into the Acquiring Fund in exchange for shares of the Acquiring Fund having equal net asset value of the Acquired Fund; (2) the assumption by the Acquiring Fund of all of the liabilities of each Acquired Fund; and (3) the distribution of shares of the Acquiring Fund to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund. Each shareholder of an Acquired Fund would receive shares of the Acquiring Fund equal in value to the shares of the Acquired Fund held by that shareholder as of the closing date of the respective Reorganization.

9.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

18

The Hartford Global Financial Services Fund
Financial Highlights — (Unaudited)

	— Selected Per-Share Data — (a)										— Ratios and Supplemental Data —
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
															Net Assets		Net Assets		Net Assets
															Before		After		After
				Net											Waivers		Waivers		Waivers
				Realized											and		and		and
				and Un-			Distrib-			Net					Reimburse-		Reimburse-		Reimburse-		Ratio of
		Net	Pay-	realized		Dividends	utions			Increase	Net				ments and		ments and		ments and		Net Invest-		Port-
	Net Asset	Invest-	ments	Gain		from Net	from	Distri-		(Decrease)	Asset			Net Assets	Including		Including		Excluding		ment		folio
	Value at	ment	from	(Loss) on	Total from	Invest-	Realized	butions	Total	in Net	Value at			at End of	Expenses		Expenses		Expenses		Income to		Turn-
	Beginning	Income	(to)	Invest-	Investment	ment	Capital	from	Distri-	Asset	End of	Total		Period	not Subject		not Subject		not Subject		Average		over
Class	of Period	(Loss)	Affiliate	ments	Operations	Income	Gains	Capital	butions	Value	Period	Return(b)		(000’s)	to Cap(c)		to Cap(c)		to Cap(c)		Net Assets		Rate(d)
For the Six-Month Period Ended April 30, 2009 (Unaudited) (e)
A	$6.87	$0.06	$—	$(0.68)	$(0.62)	$(0.21)	$—	$—	$(0.21)	$(0.83)	$6.04	(8.77	)%(f)	$10,900	2.18	%(g)	1.37	%(g)	1.37	%(g)	2.09	%(g)	53%
B	6.74	0.05	—	(0.66)	(0.61)	(0.20)	—	—	(0.20)	(0.81)	5.93	(8.89	) (f)	2,000	3.39	(g)	1.66	(g)	1.66	(g)	1.81	(g)	—
C	6.69	0.04	—	(0.67)	(0.63)	(0.16)	—	—	(0.16)	(0.79)	5.90	(9.17	) (f)	3,196	2.92	(g)	2.13	(g)	2.13	(g)	1.33	(g)	—
Y	6.99	0.06	—	(0.69)	(0.63)	(0.26)	—	—	(0.26)	(0.89)	6.10	(8.72	) (f)	1,438	1.42	(g)	1.20	(g)	1.20	(g)	2.17	(g)	—
For the Year Ended October 31, 2008 (e)
A	14.16	0.20	—	(5.76)	(5.56)	(0.14)	(1.59)	—	(1.73)	(7.29)	6.87	(44.03)		16,849	1.64		1.60		1.60		2.10		132
B	13.87	0.16	—	(5.65)	(5.49)	(0.05)	(1.59)	—	(1.64)	(7.13)	6.74	(44.25)		2,662	2.78		2.04		2.04		1.69		—
C	13.82	0.13	—	(5.61)	(5.48)	(0.06)	(1.59)	—	(1.65)	(7.13)	6.69	(44.39)		4,267	2.48		2.35		2.35		1.43		—
Y	14.35	0.25	—	(5.84)	(5.59)	(0.18)	(1.59)	—	(1.77)	(7.36)	6.99	(43.70)		1,340	1.17		1.17		1.17		2.59		—
For the Year Ended October 31, 2007
A	14.01	0.17	—	0.94	1.11	(0.11)	(0.85)	—	(0.96)	0.15	14.16	8.42	(h)	24,420	1.61		1.60		1.60		1.31		104
B	13.74	0.10	—	0.90	1.00	(0.02)	(0.85)	—	(0.87)	0.13	13.87	7.75	(h)	3,803	2.62		2.22		2.22		0.70		—
C	13.73	0.07	—	0.91	0.98	(0.04)	(0.85)	—	(0.89)	0.09	13.82	7.57	(h)	5,164	2.43		2.35		2.35		0.58		—
Y	14.16	0.24	—	0.95	1.19	(0.15)	(0.85)	—	(1.00)	0.19	14.35	8.91	(h)	1,506	1.14		1.14		1.14		1.85		—
For the Year Ended October 31, 2006
A	11.60	0.12	—	2.40	2.52	(0.11)	—	—	(0.11)	2.41	14.01	21.87		21,369	1.80		1.15		1.15		1.11		52
B	11.39	0.08	—	2.31	2.39	(0.04)	—	—	(0.04)	2.35	13.74	21.06		3,828	2.81		1.78		1.78		0.49		—
C	11.39	0.05	—	2.32	2.37	(0.03)	—	—	(0.03)	2.34	13.73	20.88		4,082	2.65		1.90		1.90		0.35		—
Y	11.73	0.19	—	2.40	2.59	(0.16)	—	—	(0.16)	2.43	14.16	22.24		942	1.34		0.75		0.75		1.52		—
For the Year Ended October 31, 2005
A	10.44	0.11	—	1.18	1.29	(0.13)	—	—	(0.13)	1.16	11.60	12.39		13,958	1.88		1.51		1.51		0.91		33
B	10.26	0.01	—	1.18	1.19	(0.06)	—	—	(0.06)	1.13	11.39	11.58		3,147	2.91		2.28		2.28		0.15		—
C	10.26	0.02	—	1.17	1.19	(0.06)	—	—	(0.06)	1.13	11.39	11.58		2,769	2.77		2.27		2.27		0.16		—
Y	10.55	0.12	—	1.24	1.36	(0.18)	—	—	(0.18)	1.18	11.73	12.91		773	1.36		1.09		1.09		1.30		—
For the Year Ended October 31, 2004 (e)
A	9.71	0.12	—	0.69	0.81	(0.08)	—	—	(0.08)	0.73	10.44	8.42		12,910	1.78		1.65		1.65		1.17		85
B	9.55	0.05	—	0.69	0.74	(0.03)	—	—	(0.03)	0.71	10.26	7.71		3,043	2.80		2.35		2.35		0.44		—
C	9.55	0.05	—	0.69	0.74	(0.03)	—	—	(0.03)	0.71	10.26	7.71		2,459	2.68		2.35		2.35		0.44		—
Y	9.79	0.17	—	0.71	0.88	(0.12)	—	—	(0.12)	0.76	10.55	9.06		642	1.27		1.20		1.20		1.54		—

(a)	Information presented relates to a share outstanding throughout the indicated period.

(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	Per share amounts have been calculated using average shares outstanding method.

(f)	Not annualized.

(g)	Annualized.

(h)	Total return without the inclusion of the Payments from (to) Affiliate, as noted on the Statement of Operations, can be found in Expenses in the accompanying Notes to Financial Statements.

19

The Hartford Global Financial Services Fund
Directors and Officers (Unaudited)
The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.
Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and three of the Fund’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which collectively consist of 100 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.
The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.
Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its officers or directors who are employed by The Hartford.
Non-Interested Directors
Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.
Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.
Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies.
Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee is Chairman and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions. Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm, from August 2004 to August 2005. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).
William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

20

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.
Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.
Interested Directors and Officers
Thomas M. Marra* (1958) Director since 2002
Mr. Marra has served as President and Chief Operating Officer of The Hartford Financial Services Group, Inc. (“The Hartford”) since 2007. Mr. Marra currently serves as Director of Hartford Life, Inc. (“HL, Inc.”). Mr. Marra served as Chief Operating Officer of Hartford Life Insurance Company, Inc. (“Hartford Life”) (2000-2008), as President of Hartford Life (2002-2008) and as Director of Hartford Life’s Investment Products Division from 1998 to 2000.

*	On February 24, 2009, The Hartford and Mr. Marra determined to enter into a mutually agreed separation whereby Mr. Marra will retire, and his role as an executive officer and employee of The Hartford will terminate, effective July 3, 2009. Mr. Marra will resign his position as a Director of the Fund effective June 25, 2009.
Lowndes A. Smith (1939) Director since 2002, Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.
John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as Chief Executive Officer, President and Director of HL, Inc. Mr. Walters previously served as President of the U.S. Wealth Management Division of Hartford Life, Inc., as Co-Chief Operating Officer of Hartford Life Insurance Company (2007-2008) and as Executive Vice President and Director of its Investment Products Division (2000-2008). Mr. Walters also serves as Chairman of the Board, Chief Executive Officer, President and Director of Hartford Life Insurance Company and as Executive Vice President of The Hartford. In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”).

*	Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 – 2009).
Other Officers
Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 – 2009))
Mr. Arena serves as Executive Vice President of Hartford Life Insurance Company, (“Hartford Life”). Additionally, Mr. Arena is Director and Senior Vice President of Hartford Administrative Services Company, (“HASCO”), Manager, Chief Executive Officer and President of Hartford Investment Financial Services, LLC (“HIFSCO”) and HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division. Mr. Arena joined American Skandia in 1996.
Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.
Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006 and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury, (the “Treasury”), from 2001 to 2006 where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network, (“FinCEN”) from 2005 – 2006.

21

The Hartford Global Financial Services Fund
Directors and Officers (Unaudited) — (continued)
Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life Insurance Company. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.
Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant General Counsel and Assistant Vice President of The Hartford and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, Assistant Vice President of Hartford Life, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.
Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life and as Director of its Investment Advisory Group in the Individual Markets Group segment. He also serves as Senior Vice President of HIFSCO and HL Advisors. Prior to joining The Hartford in 2004, Mr. Meyer was with MassMutual which he joined in 1987.
D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life where he serves as Director of mutual fund product management for The Hartford’s mutual funds and 529 college savings businesses. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.
Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 – 2007.
HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2008 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

22

The Hartford Global Financial Services Fund
Expense Example (Unaudited)
Your Fund’s Expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2008 through April 30, 2009.
Actual Expenses
The first column of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	October 31, 2008	Beginning	Ending Account	October 31,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2008 through	expense	1/2	full
	October 31, 2008	April 30, 2009	April 30, 2009	October 31, 2008	April 30, 2009	April 30, 2009	ratio	year	year
Class A	$1,000.00	$912.34	$6.49	$1,000.00	$1,018.00	$6.85	1.37%	181	365
Class B	$1,000.00	$911.06	$7.86	$1,000.00	$1,016.56	$8.30	1.66	181	365
Class C	$1,000.00	$908.31	$10.07	$1,000.00	$1,014.23	$10.63	2.13	181	365
Class Y	$1,000.00	$912.82	$5.69	$1,000.00	$1,018.84	$6.00	1.20	181	365

23

The Hartford Global Growth Fund

The Hartford Global Growth Fund
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 4/30/99 - 4/30/09
Growth of a $10,000 investment in Class A which includes Sales Charge
MSCI World Growth Index is a broad-based unmanaged market capitalization-weighted total return index which measures the performance of growth securities in 23 developed-country global equity markets including the U.S., Canada, Europe, Australia, New Zealand and the Far East.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Investment objective — Seeks growth of captial.
Average Annual Total Returns(2,3,4) (as of 4/30/09)

	Inception	1	5	10	Since
	Date	Year	Year	Year	Inception

Global Growth A#	9/30/98	-46.45%	-4.71%	-0.86%	2.56%
Global Growth A##	9/30/98	-49.39%	-5.78%	-1.42%	2.02%
Global Growth B#	9/30/98	-46.73%	-5.38%	NA *	NA *
Global Growth B##	9/30/98	-49.39%	-5.69%	NA *	NA *
Global Growth C#	9/30/98	-46.92%	-5.42%	-1.56%	1.85%
Global Growth C##	9/30/98	-47.45%	-5.42%	-1.56%	1.85%
Global Growth R3#	9/30/98	-46.63%	-4.55%	-0.51%	2.94%
Global Growth R4#	9/30/98	-46.59%	-4.48%	-0.48%	2.97%
Global Growth R5#	9/30/98	-46.39%	-4.29%	-0.38%	3.07%
Global Growth Y#	9/30/98	-46.30%	-4.23%	-0.34%	3.10%

#	Without sales charge

##	With sales charge

NA	Not Applicable

*	10 year and inception returns are not applicable for Class B because after 8 years Class B converts to Class A.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(4)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2009, which excludes investment transactions as of this date.

Portfolio Managers
Andrew S. Offit, CPA	Jean-Marc Berteaux	Matthew D. Hudson, CFA
Senior Vice President, Partner	Senior Vice President, Partner	Vice President
How did the Fund perform?
The Class A shares of The Hartford Global Growth Fund returned -1.71%, before sales charge, for the six-month period ended April 30, 2009, outperforming its benchmark, the MSCI World Growth Index, which returned -3.87% for the same period. The Fund also outperformed the -4.35% return of the average fund in the Lipper Global Large Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the fund.
Why did the Fund perform this way?
Over the six-month period to April 30, global equities declined amid increasing signs of a deeper and more protracted recession and then rebounded in March and April as governments around the world increased their involvement to help mitigate the financial crisis. Some encouraging economic data added fuel to the recovery. In this environment, the MSCI World Growth Index (-3.9%) outperformed the MSCI World Value Index (-6.4%). Within the MSCI World Growth Index, seven out of ten sectors posted negative returns. Utilities (-15%), Health Care (-11%), and Financials (-11%) fell the most, while Materials (10%), Information Technology (5%), and Telecommunication Services (4%) were the only sectors to post positive returns.
The Fund’s outperformance versus the MSCI World Growth Index was driven primarily by security selection, which was positive in eight of ten sectors. Selection was strongest in Health Care, Financials, and Energy. This was partially offset by weaker stock selection in Consumer Discretionary and Materials. Sector allocation,

2

which is a residual of bottom-up (i.e. stock by stock fundamental research) security selection, also contributed positively to relative (i.e. performance of the Fund as measured against the benchmark) performance. The Fund’s overweight (i.e. the Fund’s sector position was greater than the benchmark position) to Telecommunication Services and underweights (i.e. the Fund’s sector position was less than the benchmark position) to Utilities and Consumer Staples helped benchmark-relative returns.
MetroPCS (Telecommunications), Wyeth (Health Care), and Vestas Wind Systems (Industrials) were the leading contributors to benchmark-relative performance. Shares of wireless telecommunications services provider MetroPCS rose as the company benefited from consumers who are trading down to cheaper phone service amid the global recession. Shares of U.S. pharmaceutical company Wyeth rose upon the announcement of Pfizer’s agreement to purchase the company. Shares of Denmark-based wind power equipment and services company Vestas outperformed due to sustained top-line growth and solid long-term fundamentals. Top absolute (i.e. total return) contributors included diversified financial services company Goldman Sachs (Financials) and BHP Billiton (Industrials).
The top detractors from the Fund’s relative performance were Las Vegas Sands (Consumer Discretionary), Wells Fargo (Financials), and Vimpel-Communications (Telecommunication Services). Shares of Las Vegas Sands, a developer and operator of hotel, gaming, and resort businesses, fell due to disappointing earnings and concerns that the company’s balance sheet was overstretched. Diversified financial services company Wells Fargo saw its shares fall sharply as investors became concerned about the potential negative impact of the Wachovia acquisition on the company’s balance sheet. Shares of Russian wireless operator Vimpel-Communications fell amid significant economic uncertainty in Russia and weakness in the ruble relative to the U.S. dollar. Significant detractors from absolute returns included software company Electronic Arts (Information Technology) and biopharmaceutical company Celgene (Health Care). We eliminated our positions in Las Vegas Sands and Wells Fargo.
What is the outlook?
We believe that government action is, in small increments, helping to reduce the probability of a worst-case outcome for the economy. Against this backdrop, we continue to seek globally competitive growth companies within growing sectors.
Portfolio construction is a bottom-up process based on intensive company research. Allocations among sectors are the result of individual stock decisions. At the end of the period, our stock-by-stock investment process resulted in greater-than-benchmark weights in Telecommunication Services, Health Care, and Energy stocks. The Fund held below-benchmark weights in Consumer Staples, Utilities, and Consumer Discretionary names. While still underweight relative to the benchmark, exposure to Consumer Discretionary increased during the period through purchases of high quality retailers as we are beginning to see signs of an improving economy. Top retail positions at the end of April included Lowe’s and Li & Fung.
Telecommunication Services was the Fund’s largest overweight as of April 30, with significant positions in wireless communications service provider MetroPCS and wireless communication infrastructure company American Tower.
Diversification by Industry
as of April 30, 2009

Percentage of
Industry	Net Assets
Automobiles & Components	1.6%
Banks	2.0
Capital Goods	10.9
Consumer Services	0.5
Diversified Financials	4.1
Energy	9.7
Food & Staples Retailing	2.3
Food, Beverage & Tobacco	4.9
Health Care Equipment & Services	4.3
Household & Personal Products	2.6
Insurance	3.0
Materials	7.8
Media	1.5
Pharmaceuticals, Biotechnology & Life Sciences	11.2
Retailing	4.6
Semiconductors & Semiconductor Equipment	1.8
Software & Services	8.4
Technology Hardware & Equipment	8.8
Telecommunication Services	7.5
Short-Term Investments	1.9
Other Assets and Liabilities	0.6

Total	100.0%

Diversification by Country
as of April 30, 2009

Percentage of
Country	Net Assets
Australia	1.7%
Brazil	0.8
Canada	4.7
China	0.7
Denmark	2.2
France	3.2
Germany	5.7
Hong Kong	0.8
Israel	1.7
Japan	4.6
Luxembourg	0.5
Netherlands	1.2
Norway	1.0
Spain	2.2
Switzerland	4.6
Taiwan	1.1
United Kingdom	7.1
United States	53.7
Short-Term Investments	1.9
Other Assets and Liabilities	0.6

Total	100.0%

3

The Hartford Global Growth Fund
Schedule of Investments
April 30, 2009 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.5%
	Automobiles & Components - 1.6%
104	Daimler AG	$3,726
482	Nissan Motor Co., Ltd. *	2,514

		6,240

	Banks - 2.0%
217	Itau Unibanco Banco Multiplo S.A. ADR	2,978
312	Standard Chartered plc	4,819

		7,797

	Capital Goods - 10.9%
64	Alstom RGPT	3,992
65	Danaher Corp.	3,822
105	Deere & Co.	4,328
129	Illinois Tool Works, Inc.	4,221
84	Lockheed Martin Corp.	6,573
44	Parker-Hannifin Corp.	1,996
83	Siemens AG	5,576
167	Sunpower Corp. •	4,564
95	Vestas Wind Systems A/S •	6,199

		41,271

	Consumer Services - 0.5%
138	Royal Caribbean Cruises Ltd.	2,031

	Diversified Financials - 4.1%
41	Goldman Sachs Group, Inc.	5,243
166	JP Morgan Chase & Co.	5,475
149	Julius Baer Holding Ltd.	4,898

		15,616

	Energy - 9.7%
293	BG Group plc	4,676
116	Canadian Natural Resources Ltd.	5,324
81	Hess Corp.	4,460
129	National Oilwell Varco, Inc. •	3,909
133	Schlumberger Ltd.	6,501
342	Seadrill Ltd.	3,652
88	Total S.A.	4,386
113	XTO Energy, Inc.	3,924

		36,832

	Food & Staples Retailing - 2.3%
420	Koninklijke Ahold N.V.	4,600
94	Metro AG	4,014

		8,614

	Food, Beverage & Tobacco - 4.9%
246	British American Tobacco plc	5,936
46	Carlsberg A/S Class B	2,221
70	Groupe Danone ⌂	3,347
213	Nestle S.A.	6,957

		18,461

	Health Care Equipment & Services - 4.3%
97	Fresenius Medical Care AG & Co.	3,774
17	Intuitive Surgical, Inc. •	2,501
157	St. Jude Medical, Inc. •	5,259
219	UnitedHealth Group, Inc.	5,151

		16,685

	Household & Personal Products - 2.6%
80	Clorox Co.	4,473
140	Reckitt Benckiser Group plc	5,481

		9,954

	Insurance - 3.0%
30	Muenchener Rueckversicherungs NPV	4,126
425	Ping An Insurance (Group) Co.	2,622
158	Prudential Financial, Inc.	4,563

		11,311

	Materials - 7.8%
122	Barrick Gold Corp.	3,541
314	BHP Billiton plc	6,519
83	Monsanto Co.	7,063
62	Potash Corp. of Saskatchewan, Inc.	5,353
54	Praxair, Inc.	4,044
73	Shin-Etsu Chemical Co., Ltd.	3,524

		30,044

	Media - 1.5%
358	Comcast Corp. Class A	5,536

	Pharmaceuticals, Biotechnology & Life Sciences - 11.2%
108	Abbott Laboratories	4,516
78	Allergan, Inc.	3,658
114	Amgen, Inc. •	5,511
59	Celgene Corp. •	2,516
255	CSL Ltd.	6,360
218	Daiichi Sankyo Co., Ltd.	3,650
98	Gilead Sciences, Inc. •	4,470
46	Roche Holding AG	5,741
145	Teva Pharmaceutical Industries Ltd. ADR	6,342

		42,764

	Retailing - 4.6%
51	Best Buy Co., Inc.	1,965
182	Gap, Inc.	2,821
73	Industria de Diseno Textil S.A.	3,114
46	Kohl’s Corp. •	2,095
1,140	Li & Fung Ltd.	3,203
221	Lowe’s Co., Inc.	4,758

		17,956

	Semiconductors & Semiconductor Equipment - 1.8%
175	Altera Corp.	2,854
386	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	4,077

		6,931

	Software & Services - 8.4%
101	Electronic Arts, Inc. •	2,045
14	Google, Inc. •	5,631
15	Nintendo Co., Ltd.	4,006
505	Oracle Corp. •	9,773
78	Visa, Inc. ‡	5,047
338	Western Union Co.	5,665

		32,167

	Technology Hardware & Equipment - 8.8%
40	Apple, Inc. •	5,021
469	Cisco Systems, Inc.•	9,057
151	Hewlett-Packard Co.	5,436
255	NetApp, Inc. •	4,661
126	Qualcomm, Inc.	5,333
58	Research In Motion Ltd. •	4,003

		33,511

	Telecommunication Services - 7.5%
213	American Tower Corp. Class A •	6,774
608	MetroPCS Communications, Inc. •	10,391
40	Millicom International Cellular S.A.	1,929
257	Softbank Corp.	4,067
The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 97.5% - (continued)
	Telecommunication Services - 7.5% - (continued)
289	Telefonica S.A.		$5,481

			28,642

	Total common stocks (cost $400,414)		$372,363

	Total long-term investments (cost $400,414)		$372,363

SHORT-TERM INVESTMENTS - 1.9%
	Repurchase Agreements - 1.9%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $1,756, collateralized by GNMA 4.50% - 6.50%, 2038 - 2039, value of $1,791)
$1,756	0.18%, 04/30/2009		$1,756

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $2,101, collateralized by FHLMC 4.50% - 6.50%, 2035 - 2039, FNMA 4.50% - 6.50%, 2034 - 2047, value of $2,143)

2,101	0.17%, 04/30/2009		2,101

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $2,936, collateralized by FHLMC 4.00% - 7.00%, 2021 - 2039, FNMA 6.00% - 7.00%, 2034 - 2038, GNMA 4.50% - 7.00%, 2024 - 2039, value of $2,994)

2,935	0.17%, 04/30/2009		2,935
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $10, collateralized by U.S. Treasury Bond 7.50%, 2024, value of $10)
10	0.14%, 04/30/2009		10

UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $633, collateralized by FHLMC 8.00% - 15.00%, 2009 - 2021, FNMA 3.50% - 15.50%, 2012 - 2039, value of $646)

633	0.16%, 04/30/2009		633

			7,435

	Total short-term investments (cost $7,435)		$7,435

	Total investments (cost $407,849) ▲	99.4%	$379,798
	Other assets and liabilities	0.6%	2,210

	Total net assets	100.0%	$382,008

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 43.65% of total net assets at April 30, 2009.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

▲	At April 30, 2009, the cost of securities for federal income tax purposes was $413,856 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$22,779
Unrealized Depreciation	(56,837)

Net Unrealized Depreciation	$(34,058)

•	Currently non-income producing.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

*	The cost of securities purchased on a when-issued or delayed delivery basis at April 30, 2009 was $623.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period	Shares/
Acquired	Par	Security	Cost Basis

09/2008 - 12/2008	70	Groupe Danone	$4,730

The aggregate value of these securities at April 30, 2009 was $3,347 which represents 0.88% of total net assets.
Forward Foreign Currency Contracts Outstanding at April 30, 2009

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value ╪	Amount	Date	(Depreciation)
Euro (Buy)	$764	$769	05/04/09	$(5)
Japanese Yen (Sell)	119	120	05/08/09	1
Swiss Franc (Sell)	484	482	05/04/09	(2)

				$(6)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.
The accompanying notes are an integral part of these financial statements.

5

The Hartford Global Growth Fund
Schedule of Investments — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
Diversification by Country
as of April 30, 2009

Percentage of
Country	Net Assets
Australia	1.7%
Brazil	0.8
Canada	4.7
China	0.7
Denmark	2.2
France	3.2
Germany	5.7
Hong Kong	0.8
Israel	1.7
Japan	4.6
Luxembourg	0.5
Netherlands	1.2
Norway	1.0
Spain	2.2
Switzerland	4.6
Taiwan	1.1
United Kingdom	7.1
United States	53.7
Short-Term Investments	1.9
Other Assets and Liabilities	0.6

Total	100.0%

FAS 157 Disclosure of Investment Valuation Hierarchy Levels

Assets:
Investment in securities — Level 1	$244,664
Investment in securities — Level 2	135,134

Total	$379,798

Other financial instruments — Level 2 *	1

Total	$1

Liabilities:
Other financial instruments — Level 2 *	7

Total	$7

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.
The accompanying notes are an integral part of these financial statements.

6

The Hartford Global Growth Fund
Statement of Assets and Liabilities
April 30, 2009 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at fair value (cost $407,849)	$379,798
Cash	1
Foreign currency on deposit with custodian (cost $—)	—
Unrealized appreciation on forward foreign currency contracts	1
Receivables:
Investment securities sold	2,920
Fund shares sold	54
Dividends and interest	1,324
Other assets	116

Total assets	384,214

Liabilities:
Unrealized depreciation on forward foreign currency contracts	7
Payables:
Investment securities purchased	1,663
Fund shares redeemed	240
Investment management fees	53
Distribution fees	14
Accrued expenses	229

Total liabilities	2,206

Net assets	$382,008

Summary of Net Assets:
Capital stock and paid-in-capital	568,066
Accumulated undistributed net investment income	1,338
Accumulated net realized loss on investments and foreign currency transactions	(159,364)
Unrealized depreciation of investments and the translation of assets and liabilities denominated in foreign currency	(28,032)

Net assets	$382,008

Shares authorized	450,000

Par value	$0.001

Class A: Net asset value per share/Maximum offering price per share	$10.32/$10.92

Shares outstanding	18,115

Net assets	$186,916

Class B: Net asset value per share	$9.45

Shares outstanding	1,886

Net assets	$17,827

Class C: Net asset value per share	$9.47

Shares outstanding	2,602

Net assets	$24,645

Class R3: Net asset value per share	$10.76

Shares outstanding	2

Net assets	$18

Class R4: Net asset value per share	$10.80

Shares outstanding	4

Net assets	$48

Class R5: Net asset value per share	$10.91

Shares outstanding	1

Net assets	$6

Class Y: Net asset value per share	$10.95

Shares outstanding	13,930

Net assets	$152,548

The accompanying notes are an integral part of these financial statements.

7

The Hartford Global Growth Fund
Statement of Operations
For the Six Month Period Ended April 30, 2009 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$3,637
Interest	10
Securities lending	19
Less: Foreign tax withheld	(334)

Total investment income	3,332

Expenses:
Investment management fees	1,537
Transfer agent fees	816
Distribution fees
Class A	226
Class B	94
Class C	123
Class R3	—
Class R4	—
Custodian fees	17
Accounting services	29
Registration and filing fees	50
Board of Directors’ fees	7
Audit fees	10
Other expenses	100

Total expenses (before waivers and fees paid indirectly)	3,009
Expense waivers	(517)
Transfer agent fee waivers	(477)
Commission recapture	(6)
Custodian fee offset	—

Total waivers and fees paid indirectly	(1,000)

Total expenses, net	2,009

Net investment income	1,323

Net Realized Loss on Investments and Foreign Currency Transactions:
Net realized loss on investments in securities	(108,340)
Net realized gain on foreign currency transactions	14

Net Realized Loss on Investments and Foreign Currency Transactions	(108,326)

Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	98,633
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	13

Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	98,646

Net Loss on Investments and Foreign Currency Transactions	(9,680)

Net Decrease in Net Assets Resulting from Operations	$(8,357)

The accompanying notes are an integral part of these financial statements.

8

The Hartford Global Growth Fund
Statement of Changes in Net Assets
(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2009	Year Ended
	(Unaudited)	October 31, 2008
Operations:
Net investment income (loss)	$1,323	$(1,079)
Net realized loss on investments and foreign currency transactions	(108,326)	(50,551)
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	98,646	(377,759)

Net decrease in net assets resulting from operations	(8,357)	(429,389)

Distributions to Shareholders:
From net realized gain on investments
Class A	—	(52,363)
Class B	—	(8,994)
Class C	—	(8,596)
Class R3	—	(1)
Class R4	—	(1)
Class R5	—	(1)
Class Y	—	(19,921)

Total distributions	—	(89,877)

Capital Share Transactions:
Class A	(20,137)	22,809
Class B	(4,845)	(13,917)
Class C	(4,584)	235
Class R3	7	9
Class R4	37	17
Class R5	(5)	11
Class Y	17,332	69,486

Net increase (decrease) from capital share transactions	(12,195)	78,650

Net decrease in net assets	(20,552)	(440,616)
Net Assets:
Beginning of period	402,560	843,176

End of period	$382,008	$402,560

Accumulated undistributed net investment income (loss)	$1,338	$15

The accompanying notes are an integral part of these financial statements.

9

The Hartford Global Growth Fund
Notes to Financial Statements
April 30, 2009 (Unaudited)
(000’s Omitted)
1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-two portfolios. Financial statements for The Hartford Global Growth Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares are sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Classes R3, R4, R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and except that Class B shares automatically convert to Class A shares after 8 years.

Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments will be allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). After the Close Date, existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).
a)	Security Transactions and Investment Income - Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)	Security Valuation - The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary markets, but before the close of the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market

10

closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, ADR’s, exchange traded funds (“ETF’s”)) after the close of the foreign markets but before the close of the Exchange. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

A forward currency contract shall be valued based on the price of the underlying currency at the prevailing interpolated exchange rate, which is a combination of the spot currency rate and the forward currency rate. Spot currency rates and forward currency rates are obtained from an independent pricing service on a daily basis not more than one hour before the Valuation Time.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

c)	Foreign Currency Transactions - The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates on portfolio securities from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)	Securities Lending - The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are fully collateralized at all times with cash and/or U.S. Government Securities and/or repurchase agreements. The cash collateral is then invested in short-term money market instruments. The repurchase agreements are fully collateralized by U.S. Government Securities. The adequacy of the collateral for securities on loan is monitored on a daily basis. For instances where the market value of collateral falls below the market value of the securities out on loan, such collateral is supplemented on the following business day.

11

The Hartford Global Growth Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
While securities are on loan, the Fund is subject to the following risks: 1) that the borrower may default on the loan and that the collateral could be inadequate in the event the borrower defaults, 2) that the earnings on the collateral invested may not be sufficient to pay fees incurred in connection with the loan, 3) that the principal value of the collateral invested may decline and may not be sufficient to pay back the borrower for the amount of the collateral posted, 4) that the borrower may use the loaned securities to cover a short sale which may place downward pressure on the market prices of the loaned securities, 5) that return of loaned securities could be delayed and could interfere with portfolio management decisions and 6) that any efforts to recall the securities for purposes of voting a proxy may not be effective. The Fund had no securities out on loan as of April 30, 2009.

e)	Joint Trading Account - Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Wellington Management Company, LLP (“Wellington”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

f)	Repurchase Agreements - A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2009.

g)	Forward Foreign Currency Contracts - The Fund may enter into forward foreign currency contracts that obligate the Fund to repurchase/replace or sell currencies at specified future dates. Forward foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

Forward foreign currency contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar.

h)	Fund Share Valuation and Dividend Distributions to Shareholders — Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income are declared and paid annually. Dividends are paid on shares beginning on the business day after the day when the funds used to purchase the shares are collected by the transfer agent for the Fund. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences include but are not limited to foreign currency gains and losses, losses deferred due to wash sales adjustments, adjustments related to Passive Foreign Investment Companies and certain derivatives, and excise tax regulations. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

12

i)	Illiquid and Restricted Securities - The Fund is permitted to invest up to 15% of its net assets in illiquid securities. “Illiquid Securities” are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund, as shown in the Schedule of Investments, had illiquid or restricted securities as of April 30, 2009.

j)	Securities Purchased on a When-Issued or Delayed-Delivery Basis — Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. As of April 30, 2009, the Fund had entered into outstanding when-issued or forward commitments with a cost of $623.

k)	Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

l)	Financial Accounting Standards Board Financial Accounting Standards No. 157 - Effective November 1, 2008, the Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. Fair value is defined under FAS 157 as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Under FAS 157, a fair value measurement should reflect all of the assumptions that market participants would use in pricing the asset or liability, including assumptions about the risk inherent in a particular valuation technique, the effect of a restriction on the sale or use of an asset, and the risk of nonperformance.

Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized, per FAS 157, into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 — Quoted prices in active markets for identical securities. Level 1 includes exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•	Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 includes debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services and foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•	Level 3 — Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes and require significant management judgment or estimation. This category includes broker quoted securities, long dated OTC options and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a good representation of exit price.

13

The Hartford Global Growth Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

FAS 157 also requires that a roll forward reconciliation be shown for all Level 3 securities from the beginning of the reporting period to the end of the reporting period. Part of this reconciliation includes transfers in and/or out of Level 3. For purposes of this reconciliation, transfers in are shown at the end of period fair value and transfers out are shown at the beginning of period fair value. During the six-month period ended April 30, 2009, the Fund held no Level 3 securities.

Refer to the valuation hierarchy levels summary found following the Schedule of Investments.

FASB Staff Position No. 157-4 - In April 2009, FASB released FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP FAS 157-4”). FSP FAS 157-4 provides additional guidance on determining whether a market for a financial asset is not active and a transaction is not distressed when measuring fair value under FAS 157. The FSP also requires additional disclosure detail on debt and equity securities by major investment categories. FSP FAS 157-4 is effective for interim and annual periods ending after June 15, 2009. At this time, management is evaluating the implications of FSP FAS 157-4 and does not believe it will impact valuation but will require additional disclosure. This additional disclosure has not yet been implemented.

m)	Financial Accounting Standards Board Financial Accounting Standards No. 161 - In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires companies to disclose information detailing the objectives and strategies for using derivative instruments, the level of derivative activity entered into by the company and any credit risk-related contingent features of the agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and has not yet implemented the new disclosure standard.

n)	Indemnifications: Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
3.	Federal Income Taxes:
a)	Federal Income Taxes - For federal income tax purposes, the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and the Fund intends to distribute substantially all of its income and gains during the calendar year ending December 31, 2009. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

14

b)	The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2008	October 31, 2007
Ordinary Income	$18,484	$15,315
Long-Term Capital Gains *	71,393	22,227

*	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC code Sec. 852(b)(3)(C).
As of October 31, 2008, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Accumulated Capital Losses*	$(45,031)
Unrealized Depreciation†	$(132,670)

Total Accumulated Deficit	$(177,701)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable to the tax deferral of wash sales losses, the mark-to-market adjustment for certain derivatives in accordance with IRC Sec. 1256, the mark to market for Passive Foreign Investment Companies and basis differences in real estate investment trusts.
c)	Reclassification of Capital Accounts - In accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Fund has recorded reclassifications in its capital accounts. These reclassifications had no impact on the NAV of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. As of October 31, 2008, the Fund recorded reclassifications to increase undistributed net investment income by $1,095, increase accumulated net realized gain by $79, and decrease paid in capital by $1,174.

d)	Capital Loss Carryforward - At October 31, 2008 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year	Amount
2016	$45,031

Total	$45,031

e)	Financial Accounting Standards Board Interpretation No. 48 - On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. The Fund adopted FIN 48 for fiscal years beginning after December 15, 2006. Management has evaluated the implications of FIN 48 for all open tax years (tax years ended October 31, 2006 – 2008) and has determined there is no impact to the Fund’s financial statements.

15

The Hartford Global Growth Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
4.	Expenses:
a)	Investment Management Agreements - Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with The Hartford Mutual Funds, Inc. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the six-month period ended April 30, 2009; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.8500%
On next $500 million	0.7500%
On next $4 billion	0.7000%
On next $5 billion	0.6975%
Over $10 billion	0.6950%
b)	Accounting Services Agreement — Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting service fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.016%
On next $5 billion	0.014%
Over $10 billion	0.012%
c)	Operating Expenses - Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the six-month period ended April 30, 2009, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class R3	Class R4	Class R5	Class Y
1.48%	2.23%	2.23%	1.73%	1.43%	1.13%	1.13%

16

d)	Fees Paid Indirectly - The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the six-month period ended April 30, 2009, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Annualized
	Six-Month
	Period	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	Ended April	October 31,	October 31,		October 31,	October 31,	October 31,
	30, 2009	2008	2007		2006	2005	2004
Class A Shares	1.07%	1.43%	1.47%		1.45%	1.36%	1.53%
Class B Shares	1.46	2.01	2.18		2.15	2.23	2.26
Class C Shares	1.96	2.16	2.14		2.18	2.13	2.15
Class R3 Shares	1.36	1.72	1.65	*
Class R4 Shares	1.42	1.43	1.34	†
Class R5 Shares	1.08	1.05	1.05	‡
Class Y Shares	0.97	0.90	0.89		0.91	0.85	0.84

*	From December 22, 2006 (commencement of operations), through October 31, 2007

†	From December 22, 2006 (commencement of operations), through October 31, 2007

‡	From December 22, 2006 (commencement of operations), through October 31, 2007
e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares - HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2009, HIFSCO received front-end load sales charges of $136 and contingent deferred sales charges of $14 from the Fund.

The Fund has adopted Distribution and Service Plans in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Funds provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of only up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

17

The Hartford Global Growth Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
For the six-month period ended April 30, 2009, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $17. These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions - Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2009, a portion of the Fund’s chief compliance officer’s salary was paid by the Fund in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO was compensated $384 for providing such services. These fees are accrued daily and paid monthly.

g)	Payments from Affiliate:

The total return in the accompanying financial highlights includes payment from affiliates. Had the payment from affiliates been excluded, the total return for the periods listed below would have been as follows:

	Impact from	Total Return
	Payment from	Excluding
	Affiliate for SEC	Payment from
	Settlement for the	Affiliate for the
	Year Ended	Year Ended
	October 31, 2007	October 31, 2007
Class A	0.26%	35.50%
Class B	0.27	34.45
Class C	0.27	34.58
Class Y	0.25	36.28
5.	Affiliate Holdings:

As of April 30, 2009, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R3	1
Class R4	1
Class R5	1
6.	Investment Transactions:

For the six-month period ended April 30, 2009, the Fund’s aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$150,830
Sales Proceeds Excluding U.S. Government Obligations	156,153

18

7.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2009 and the year ended October 31, 2008:

	For the Six-Month Period Ended April 30, 2009					For the Year Ended October 31, 2008
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	997	—	(3,160)	—	(2,163)	2,818	2,438	(4,703)	—	553
Amount	$9,434	$—	$(29,571)	$—	$(20,137)	$51,785	$50,714	$(79,690)	$—	$22,809
Class B
Shares	64	—	(628)	—	(564)	198	457	(1,596)	—	(941)
Amount	$549	$—	$(5,394)	$—	$(4,845)	$3,339	$8,763	$(26,019)	$—	$(13,917)
Class C
Shares	162	—	(693)	—	(531)	221	419	(744)	—	(104)
Amount	$1,417	$—	$(6,001)	$—	$(4,584)	$3,869	$8,096	$(11,730)	$—	$235
Class R3
Shares	1	—	—	—	1	—	—	—	—	—
Amount	$8	$—	$(1)	$—	$7	$8	$1	$—	$—	$9
Class R4
Shares	3	—	—	—	3	27	—	(27)	—	—
Amount	$37	$—	$—	$—	$37	$516	$1	$(500)	$—	$17
Class R5
Shares	—	—	—	—	—	—	—	—	—	—
Amount	$—	$—	$(5)	$—	$(5)	$10	$1	$—	$—	$11
Class Y
Shares	2,619	—	(870)	—	1,749	4,002	907	(210)	—	4,699
Amount	$26,032	$—	$(8,700)	$—	$17,332	$53,425	$19,921	$(3,860)	$—	$69,486
The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued and Class B shares redeemed) for the six-month period ended April 30, 2009 and the year ended October 31, 2008:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2009	220	$2,064
For the Year Ended October 31, 2008	649	$11,746
8.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. During the six-month period ended April 30, 2009, the Fund did not have any borrowings under this facility.

9.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

19

The Hartford Global Growth Fund
Financial Highlights — (Unaudited)

	— Selected Per-Share Data — (a)										— Ratios and Supplemental Data —
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
															Net Assets		Net Assets		Net Assets
															Before		After		After
				Net											Waivers		Waivers		Waivers
				Realized											and		and		and
				and Un-			Distrib-			Net					Reimburse-		Reimburse-		Reimburse-		Ratio of
		Net	Pay-	realized		Dividends	utions			Increase	Net			Net	ments and		ments and		ments and		Net Invest-		Port-
	Net Asset	Invest-	ments	Gain		from Net	from	Distri-		(Decrease)	Asset			Assets at	Including		Including		Excluding		ment		folio
	Value at	ment	from	(Loss) on	Total from	Invest-	Realized	butions	Total	in Net	Value at			End of	Expenses		Expenses		Expenses		Income to		Turn-
	Beginning	Income	(to)	Invest-	Investment	ment	Capital	from	Distri-	Asset	End of	Total		Period	not Subject		not Subject		not Subject		Average		over
Class	of Period	(Loss)	Affiliate	ments	Operations	Income	Gains	Capital	butions	Value	Period	Return(b)		(000’s)	to Cap(c)		to Cap(c)		to Cap(c)		Net Assets		Rate(d)
For the Six-Month Period Ended April 30, 2009 (Unaudited) (e)
A	$10.50	$0.04	$—	$(0.22)	$(0.18)	$—	$—	$—	$—	$(0.18)	$10.32	(1.71)	%(f)	$186,916	1.93	%(g)	1.07	%(g)	1.07	%(g)	0.76	%(g)	42%
B	9.64	0.01	—	(0.20)	(0.19)	—	—	—	—	(0.19)	9.45	(1.97	) (f)	17,827	3.03	(g)	1.47	(g)	1.47	(g)	0.32	(g)	—
C	9.68	(0.01)	—	(0.20)	(0.21)	—	—	—	—	(0.21)	9.47	(2.17	) (f)	24,645	2.53	(g)	1.97	(g)	1.97	(g)	(0.16	) (g)	—
R3	10.97	0.03	—	(0.24)	(0.21)	—	—	—	—	(0.21)	10.76	(1.91	) (f)	18	2.29	(g)	1.36	(g)	1.36	(g)	0.68	(g)	—
R4	11.01	0.03	—	(0.24)	(0.21)	—	—	—	—	(0.21)	10.80	(1.91	) (f)	48	1.42	(g)	1.42	(g)	1.42	(g)	0.51	(g)	—
R5	11.10	0.04	—	(0.23)	(0.19)	—	—	—	—	(0.19)	10.91	(1.71	) (f)	6	1.08	(g)	1.08	(g)	1.08	(g)	0.73	(g)	—
Y	11.14	0.05	—	(0.24)	(0.19)	—	—	—	—	(0.19)	10.95	(1.71	) (f)	152,548	0.97	(g)	0.97	(g)	0.97	(g)	0.91	(g)	—
For the Year Ended October 31, 2008 (e)
A	24.97	(0.03)	—	(11.78)	(11.81)	—	(2.66)	—	(2.66)	(14.47)	10.50	(52.57)		212,910	1.49		1.43		1.43		(0.18)		82
B	23.27	(0.14)	—	(10.83)	(10.97)	—	(2.66)	—	(2.66)	(13.63)	9.64	(52.83)		23,614	2.42		2.01		2.01		(0.79)		—
C	23.40	(0.16)	—	(10.90)	(11.06)	—	(2.66)	—	(2.66)	(13.72)	9.68	(52.94)		30,334	2.16		2.16		2.16		(0.92)		—
R3	26.02	(0.08)	—	(12.31)	(12.39)	—	(2.66)	—	(2.66)	(15.05)	10.97	(52.69)		10	1.88		1.73		1.73		(0.42)		—
R4	26.09	(0.05)	—	(12.37)	(12.42)	—	(2.66)	—	(2.66)	(15.08)	11.01	(52.66)		7	1.58		1.43		1.43		(0.57)		—
R5	26.15	0.05	—	(12.44)	(12.39)	—	(2.66)	—	(2.66)	(15.05)	11.10	(52.40)		12	1.06		1.06		1.06		0.26		—
Y	26.19	0.07	—	(12.46)	(12.39)	—	(2.66)	—	(2.66)	(15.05)	11.14	(52.31)		135,673	0.90		0.90		0.90		0.36		—
For the Year Ended October 31, 2007
A	19.35	(0.14)	0.05	6.69	6.60	—	(0.98)	—	(0.98)	5.62	24.97	35.85	(h)	492,466	1.48		1.48		1.48		(0.62)		85
B	18.23	(0.32)	0.06	6.28	6.02	—	(0.98)	—	(0.98)	5.04	23.27	34.81	(h)	78,931	2.40		2.19		2.19		(1.33)		—
C	18.31	(0.28)	0.05	6.30	6.07	—	(0.98)	—	(0.98)	5.09	23.40	34.94	(h)	75,742	2.15		2.15		2.15		(1.29)		—
R3(i)	20.00	(0.14)	—	6.16	6.02	—	—	—	—	6.02	26.02	30.10	(f)	13	1.65	(g)	1.65	(g)	1.65	(g)	(0.78	) (g)	—
R4(j)	20.00	(0.09)	—	6.18	6.09	—	—	—	—	6.09	26.09	30.45	(f)	13	1.34	(g)	1.34	(g)	1.34	(g)	(0.47	) (g)	—
R5(k)	20.00	(0.03)	—	6.18	6.15	—	—	—	—	6.15	26.15	30.75	(f)	13	1.05	(g)	1.05	(g)	1.05	(g)	(0.17	) (g)	—
Y	20.14	—	0.06	6.97	7.03	—	(0.98)	—	(0.98)	6.05	26.19	36.61	(h)	195,998	0.89		0.89		0.89		(0.01)		—
For the Year Ended October 31, 2006 (e)
A	16.80	(0.05)	—	2.81	2.76	(0.02)	(0.19)	—	(0.21)	2.55	19.35	16.58		417,840	1.53		1.48		1.48		(0.25)		125
B	15.93	(0.17)	—	2.66	2.49	—	(0.19)	—	(0.19)	2.30	18.23	15.80		74,805	2.44		2.18		2.18		(0.95)		—
C	16.01	(0.17)	—	2.66	2.49	—	(0.19)	—	(0.19)	2.30	18.31	15.72		66,121	2.20		2.20		2.20		(0.98)		—
Y	17.46	0.06	—	2.91	2.97	(0.10)	(0.19)	—	(0.29)	2.68	20.14	17.25		169,270	0.93		0.93		0.93		0.31		—
For the Year Ended October 31, 2005
A	16.49	0.08	—	0.23	0.31	—	—	—	—	0.31	16.80	1.88		419,648	1.58		1.48		1.48		0.41		270
B	15.77	(0.08)	—	0.24	0.16	—	—	—	—	0.16	15.93	1.02		78,986	2.51		2.35		2.35		(0.45)		—
C	15.84	(0.06)	—	0.23	0.17	—	—	—	—	0.17	16.01	1.07		71,623	2.25		2.25		2.25		(0.34)		—
Y	17.06	0.13	—	0.27	0.40	—	—	—	—	0.40	17.46	2.34		83,896	0.97		0.97		0.97		0.87		—
For the Year Ended October 31, 2004
A	13.96	(0.06)	—	2.59	2.53	—	—	—	—	2.53	16.49	18.12		466,013	1.62		1.62		1.62		(0.36)		271
B	13.45	(0.17)	—	2.49	2.32	—	—	—	—	2.32	15.77	17.25		90,179	2.52		2.35		2.35		(1.09)		—
C	13.49	(0.15)	—	2.50	2.35	—	—	—	—	2.35	15.84	17.42		87,518	2.24		2.24		2.24		(0.98)		—
Y	14.34	0.03	—	2.69	2.72	—	—	—	—	2.72	17.06	18.97		58,791	0.93		0.93		0.93		0.31		—

(a)	Information presented relates to a share outstanding throughout the indicated period.

(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	Per share amounts have been calculated using average shares outstanding method.

(f)	Not annualized.

(g)	Annualized.

(h)	Total return without the inclusion of the Payments from (to) Affiliate, as noted on the Statement of Operations, can be found in Expenses in the accompanying Notes to Financial Statements.

(i)	Commenced operations on December 22, 2006.

(j)	Commenced operations on December 22, 2006.

(k)	Commenced operations on December 22, 2006.

20

The Hartford Global Growth Fund
Directors and Officers (Unaudited)
The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.
Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and three of the Fund’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which collectively consist of 100 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.
The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.
Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its officers or directors who are employed by The Hartford.
Non-Interested Directors
Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.
Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.
Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies.
Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee is Chairman and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions. Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm, from August 2004 to August 2005. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).
William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

21

The Hartford Global Growth Fund
Directors and Officers (Unaudited) — (continued)
Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.
Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.
Interested Directors and Officers
Thomas M. Marra* (1958) Director since 2002
Mr. Marra has served as President and Chief Operating Officer of The Hartford Financial Services Group, Inc. (“The Hartford”) since 2007. Mr. Marra currently serves as Director of Hartford Life, Inc. (“HL, Inc.”). Mr. Marra served as Chief Operating Officer of Hartford Life Insurance Company, Inc. (“Hartford Life”) (2000-2008), as President of Hartford Life (2002-2008) and as Director of Hartford Life’s Investment Products Division from 1998 to 2000.

*	On February 24, 2009, The Hartford and Mr. Marra determined to enter into a mutually agreed separation whereby Mr. Marra will retire, and his role as an executive officer and employee of The Hartford will terminate, effective July 3, 2009. Mr. Marra will resign his position as a Director of the Fund effective June 25, 2009.
Lowndes A. Smith (1939) Director since 2002, Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.
John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as Chief Executive Officer, President and Director of HL, Inc. Mr. Walters previously served as President of the U.S. Wealth Management Division of Hartford Life, Inc., as Co-Chief Operating Officer of Hartford Life Insurance Company (2007-2008) and as Executive Vice President and Director of its Investment Products Division (2000-2008). Mr. Walters also serves as Chairman of the Board, Chief Executive Officer, President and Director of Hartford Life Insurance Company and as Executive Vice President of The Hartford. In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”).

*	Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 – 2009).
Other Officers
Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 – 2009))

Mr. Arena serves as Executive Vice President of Hartford Life Insurance Company, (“Hartford Life”). Additionally, Mr. Arena is Director and Senior Vice President of Hartford Administrative Services Company, (“HASCO”), Manager, Chief Executive Officer and President of Hartford Investment Financial Services, LLC (“HIFSCO”) and HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division. Mr. Arena joined American Skandia in 1996.
Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.
Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006 and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury, (the “Treasury”), from 2001 to 2006 where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network, (“FinCEN”) from 2005 – 2006.

22

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life Insurance Company. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.
Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant General Counsel and Assistant Vice President of The Hartford and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, Assistant Vice President of Hartford Life, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.
Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life and as Director of its Investment Advisory Group in the Individual Markets Group segment. He also serves as Senior Vice President of HIFSCO and HL Advisors. Prior to joining The Hartford in 2004, Mr. Meyer was with MassMutual which he joined in 1987.
D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life where he serves as Director of mutual fund product management for The Hartford’s mutual funds and 529 college savings businesses. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.
Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 – 2007.
HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2008 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

23

The Hartford Global Growth Fund
Expense Example (Unaudited)
Your Fund’s Expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2008 through April 30, 2009.
Actual Expenses
The first column of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	October 31, 2008	Beginning	Ending Account	October 31,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2008 through	expense	1/2	full
	October 31, 2008	April 30, 2009	April 30, 2009	October 31, 2008	April 30, 2009	April 30, 2009	ratio	year	year
Class A	$1,000.00	$982.85	$5.26	$1,000.00	$1,019.48	$5.35	1.07%	181	365
Class B	$1,000.00	$980.29	$7.21	$1,000.00	$1,017.50	$7.35	1.47	181	365
Class C	$1,000.00	$978.30	$9.66	$1,000.00	$1,015.02	$9.84	1.97	181	365
Class R3	$1,000.00	$980.85	$6.67	$1,000.00	$1,018.05	$6.80	1.36	181	365
Class R4	$1,000.00	$980.92	$6.97	$1,000.00	$1,017.75	$7.10	1.42	181	365
Class R5	$1,000.00	$982.88	$5.30	$1,000.00	$1,019.43	$5.40	1.08	181	365
Class Y	$1,000.00	$982.94	$4.76	$1,000.00	$1,019.98	$4.85	0.97	181	365

24

The Hartford Global Health Fund

The Hartford Global Health Fund
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 5/01/00 - 4/30/09
Growth of a $10,000 investment in Class A which includes Sales Charge
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
S&P North American Health Care Sector Index is a modified capitalization-weighted index based on United States headquartered health care companies. Stocks in the index are weighted such that each stock is no more than 7.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and be traded on the American Stock Exchange, Nasdaq or the New York Stock Exchange and meet certain established market capitalization levels.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Investment objective — Seeks long-term capital appreciation.
Average Annual Total Returns(2,3,4) (as of 4/30/09)

	Inception	1	5	Since
	Date	Year	Year	Inception
Global Health A#	5/01/00	-25.34%	-0.90%	5.45%
Global Health A##	5/01/00	-29.44%	-2.02%	4.79%
Global Health B#	5/01/00	-25.91%	-1.66%	NA *
Global Health B##	5/01/00	-29.41%	-1.96%	NA *
Global Health C#	5/01/00	-25.92%	-1.65%	4.68%
Global Health C##	5/01/00	-26.62%	-1.65%	4.68%
Global Health I#	5/01/00	-25.14%	-0.71%	5.57%
Global Health R3#	5/01/00	-25.57%	-0.80%	5.78%
Global Health R4#	5/01/00	-25.29%	-0.61%	5.90%
Global Health R5#	5/01/00	-25.04%	-0.45%	5.99%
Global Health Y#	5/01/00	-25.01%	-0.42%	6.01%

#	Without sales charge

##	With sales charge

NA	Not Applicable

*	10 year and inception returns are not applicable for Class B because after 8 years Class B converts to Class A.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(4)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2009, which excludes investment transactions as of this date.

Portfolio Managers
Robert L. Deresiewicz	Ann C. Gallo	Jean M. Hynes, CFA	Kirk J. Mayer, CFA
Vice President	Senior Vice President, Partner	Senior Vice President, Partner	Senior Vice President
How did the Fund perform?
The Class A shares of The Hartford Global Health Fund returned -7.45%, before sales charge, for the six-month period ended April 30, 2009, slightly underperforming its benchmark, the S&P North American Health Care Sector Index, which returned -7.16% for the same period. The Fund also underperformed the -5.65% return of the average fund in the Lipper Global Health and Biotechnology peer group, a group of funds with investment strategies similar to those of the Fund.

2

Why did the Fund perform this way?
It has been a tough environment for investors across the board over the last six months, and health care has certainly not been spared. At the end of 2008, deleveraging across the financial sector accelerated, limiting the availability of credit and exacerbating a slowdown across the broader economy. Many investors responded to the financial crisis by shedding risk broadly, increasing exposure to cash, and selling equities with little regard for the quality or valuation of their holdings. More recently, deteriorating global growth, troubles in the U.S. automotive industry, and flu concerns were offset by renewed optimism driven by better-than-feared corporate earnings and signs that the global banking system and economy may be starting to stabilize.
Soon after taking office, the Obama administration unveiled a proposed budget, which calls for funding for a national health insurance program. Health care stocks tumbled on the heels of the news. While HMO stocks were the hardest hit, selling was indiscriminate, as industries that stand to benefit from health care reform, such as generic drug makers, were dragged down in the sell-off. Health Care stocks, as measured by the S&P North American Health Care Sector Index (“Index”), fell during the period. Health Care stocks outperformed the broader U.S. market, which returned -8.53%, as measured by the S&P 500 Index, but trailed the world market return of -5.09%, as measured by the MSCI World Index. Within the Index, the Health Care Technology industry was the best performer, while Health Care Equipment & Supplies, Biotechnology, Life Sciences Tools & Services, and Pharmaceuticals stocks lagged.
The Fund slightly underperformed the benchmark. Weak stock selection in Biotechnology and Health Care Equipment & Suppliers and overweight (i.e. the Fund’s sector position was greater than the benchmark position) positions to Health Care Providers & Services and Health Care Equipment & Suppliers more than offset strong stock selection in Pharmaceuticals and Health Care Providers & Services.
Holdings of Progenics Pharmaceuticals, Tenet Healthcare, and Celera as well as an underweight (i.e. the Fund’s sector position was less than the benchmark position) position in acquired pharmaceutical company Wyeth detracted from benchmark-relative (i.e. performance of the Fund as measured against the benchmark) performance. Shares of New York-based biopharmaceutical company Progenics Pharmaceuticals fell due to disappointing earnings and a delay in the approval process to expand usage of its drug, Relistor. Shares of hospital and health care facilities operator Tenet Healthcare declined due to weak earnings announcements and guidance below analyst estimates. Shares in molecular diagnostics company Celera fell during the period after the company announced 2009 guidance below analysts’ expectations. Top detractors from absolute (i.e. total return) performance included medical technology firm Medtronic, biotechnology company Amgen, and health care products company Covidien.
Holdings of Schering-Plough, Walgreens, and Coventry were among the top contributors to benchmark-relative performance during the period. Shares of global health care company Schering-Plough jumped after it announced a definitive merger agreement with Merck. Drugstore chain Walgreens performed well due to earnings that were slightly better than expectations. Shares of diversified managed health care company Coventry rebounded during the period after beating analysts’ first quarter earnings estimates. Opportunistic positions in Abbott Laboratories and Pfizer as well as not holding pharmaceutical giant Merck also aided relative performance. Top contributors to absolute performance included Schering-Plough, leading biotechnology company Genentech, and biopharmaceutical company Cougar Biotechnology.
What is the outlook?
In our opinion, we will need to closely watch U.S. health care reform, as well as the toll of the financial crisis on countries whose governments pay for pharmaceuticals, excluding the U.S. The Obama administration wants to expand health care coverage to all Americans and hopes to fund this plan with cuts to other parts of health care, including drugs.
Similar to 2008, we expect 2009 to be a volatile year for health care service stocks. As it was in 2008, our strategy will be to take advantage of this volatility by adding to existing or initiating new positions in stocks that are discounting a panic-driven, improbably negative outcome. Within the Pharmaceutical and Biotechnology sub-sectors we may be entering a period where strong performance is not as concentrated and is more broadly diversified across stocks. Given an extended period of underperformance, major pharmaceuticals in particular should begin to turn more positive as new product pipelines provide upside potential long term. Within the Medical Technologies sub-sector, most stocks have become attractively valued so we continue to look for companies with underappreciated franchises or promising R&D projects.
At the end of the period the Fund was most overweight Health Care Equipment & Supplies and Biotechnology and underweight Pharmaceuticals, Life Science Tools & Services, and Health Care Providers & Services names relative to the benchmark.

3

Diversification by Industry
as of April 30, 2009

Percentage of
Industry	Net Assets
Biotechnology	20.7%
Drug Retail	2.3
Health Care Distributors	2.1
Health Care Equipment	25.6
Health Care Facilities	1.4
Health Care Services	1.0
Health Care Supplies	0.7
Health Care Technology	0.4
Life Sciences Tools & Services	0.4
Managed Health Care	8.9
Pharmaceuticals	35.4
Short-Term Investments	0.6
Other Assets and Liabilities	0.5

Total	100.0%

Diversification by Country
as of April 30, 2009

Percentage of
Country	Net Assets
Belgium	1.2%
Cayman Islands	1.4
China	0.5
Denmark	0.6
France	2.7
Germany	1.0
Ireland	1.4
Israel	3.5
Italy	0.7
Japan	7.6
Spain	0.4
Switzerland	2.2
United Kingdom	1.1
United States	74.6
Short-Term Investments	0.6
Other Assets and Liabilities	0.5

Total	100.0%

4

The Hartford Global Health Fund
Schedule of Investments
April 30, 2009 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.9%
	Biotechnology - 20.7%
250	3SBio, Inc. ADR •	$1,773
411	Amgen, Inc. •	19,931
384	Amylin Pharmaceuticals, Inc. •	4,204
731	Celera Corp. •	5,912
65	Cephalon, Inc. •	4,248
155	Cougar Biotechnology, Inc. •	5,419
850	Cytokinetics, Inc. •	1,582
122	Genzyme Corp. •	6,479
122	Gilead Sciences, Inc. •	5,565
1,087	Incyte Corp. •	2,566
820	Ligand Pharmaceuticals Class B •	2,453
69	OSI Pharmaceuticals, Inc. •	2,306
495	Progenics Pharmaceuticals, Inc. •	2,715
233	Regeneron Pharmaceuticals, Inc. •	3,084
347	Seattle Genetics, Inc. •	3,202
173	Vertex Pharmaceuticals, Inc. •	5,326

		76,765

	Drug Retail - 2.3%
273	Walgreen Co.	8,587

	Health Care Distributors - 2.1%
115	Amerisource Bergen Corp.	3,858
116	Cardinal Health, Inc.	3,913

		7,771

	Health Care Equipment - 25.6%
335	Baxter International, Inc.	16,225
143	Beckman Coulter, Inc.	7,537
57	Becton, Dickinson & Co.	3,453
259	China Medical Technologies, Inc. ADR	5,067
351	Covidien Ltd.	11,560
120	DiaSorin S.p.A.	2,670
275	Hospira, Inc. •	9,052
556	Medtronic, Inc.	17,776
184	St. Jude Medical, Inc. •	6,164
272	Symmetry Medical, Inc. •	1,976
43	Synthes, Inc.	4,343
662	Volcano Corp. •	8,730

		94,553

	Health Care Facilities - 1.4%
117	Community Health Systems, Inc. •	2,679
490	Health Management Associates, Inc. Class A •	2,290

		4,969

	Health Care Services - 1.0%
100	Fresenius Medical Care AG ADR	3,840

	Health Care Supplies - 0.7%
82	Inverness Medical Innovation, Inc. •	2,661

	Health Care Technology - 0.4%
101	Eclipsys Corp. •	1,330

	Life Sciences Tools & Services - 0.4%
136	PAREXEL International Corp. •	1,351

	Managed Health Care - 8.9%
552	Coventry Health Care, Inc. •	8,781
259	Health Net, Inc. •	3,734
141	Humana, Inc. •	4,060
697	UnitedHealth Group, Inc.	16,388

		32,963

	Pharmaceuticals - 35.4%
105	Abbott Laboratories	4,382
110	Astellas Pharma, Inc.	3,564
115	AstraZeneca plc ADR	4,032
475	Daiichi Sankyo Co., Ltd.	7,941
222	Eisai Co., Ltd.	5,968
867	Elan Corp. plc ADR •	5,123
128	Eli Lilly & Co.	4,227
372	Forest Laboratories, Inc. •	8,075
132	H. Lundbeck A/S	2,393
88	Ipsen	3,605
166	Laboratorios Almiral S.A.	1,496
386	Medicines Co. •	3,851
691	Pfizer, Inc.	9,226
29	Roche Holding AG	3,607
216	Sanofi-Aventis S.A. ADR	6,209
943	Schering-Plough Corp.	21,710
637	Shionogi & Co., Ltd.	10,959
293	Teva Pharmaceutical Industries Ltd. ADR	12,844
167	UCB S.A.	4,547
175	Wyeth	7,416

		131,175

	Total common stocks (cost $464,934)	$365,965

	Total long-term investments (cost $464,934)	$365,965

SHORT-TERM INVESTMENTS - 0.6%
	Repurchase Agreements - 0.6%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $512, collateralized by GNMA 4.50% - 6.50%, 2038 - 2039, value of $522)
$512	0.18%, 04/30/2009	$512

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $613, collateralized by FHLMC 4.50% - 6.50%, 2035 - 2039, FNMA 4.50% - 6.50%, 2034 - 2047, value of $625)

613	0.17%, 04/30/2009	613

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $856, collateralized by FHLMC 4.00% - 7.00%, 2021 - 2039, FNMA 6.00% - 7.00%, 2034 - 2038, GNMA 4.50% - 7.00%, 2024 - 2039, value of $873)

856	0.17%, 04/30/2009	856
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $3, collateralized by U.S. Treasury Bond 7.50%, 2024, value of $3)
3	0.14%, 04/30/2009	3
The accompanying notes are an integral part of these financial statements.

5

The Hartford Global Health Fund
Schedule of Investments — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 0.6% - (continued)
	Repurchase Agreements - 0.6% - (continued)

UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $185, collateralized by FHLMC 8.00% - 15.00%, 2009 - 2021, FNMA 3.50% - 15.50%, 2012 - 2039, value of $188)

$185	0.16%, 04/30/2009		$185

			2,169

	Total short-term investments (cost $2,169)		$2,169

	Total investments (cost $467,103) ▲	99.5%	$368,134
	Other assets and liabilities	0.5%	1,814

	Total net assets	100.0%	$369,948

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 24.32% of total net assets at April 30, 2009.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

▲	At April 30, 2009, the cost of securities for federal income tax purposes was $475,913 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$12,529
Unrealized Depreciation	(120,308)

Net Unrealized Depreciation	$(107,779)

•	Currently non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.
Diversification by Country
as of April 30, 2009

Percentage of
Country	Net Assets
Belgium	1.2%
Cayman Islands	1.4
China	0.5
Denmark	0.6
France	2.7
Germany	1.0
Ireland	1.4
Israel	3.5
Italy	0.7
Japan	7.6
Spain	0.4
Switzerland	2.2
United Kingdom	1.1
United States	74.6
Short-Term Investments	0.6
Other Assets and Liabilities	0.5

Total	100.0%

FAS 157 Disclosure of Investment Valuation Hierarchy Levels

Assets:
Investment in securities — Level 1	$316,368
Investment in securities — Level 2	51,766

Total	$368,134

The accompanying notes are an integral part of these financial statements.

6

The Hartford Global Health Fund
Statement of Assets and Liabilities
April 30, 2009 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at fair value (cost $467,103)	$368,134
Cash	5
Receivables:
Investment securities sold	1,553
Fund shares sold	494
Dividends and interest	946
Other assets	102

Total assets	371,234

Liabilities:
Payables:
Fund shares redeemed	1,008
Investment management fees	54
Distribution fees	28
Accrued expenses	196

Total liabilities	1,286

Net assets	$369,948

Summary of Net Assets:
Capital stock and paid-in-capital	598,359
Accumulated distribution in excess of net investment income	(915)
Accumulated net realized loss on investments and foreign currency transactions	(128,527)
Unrealized depreciation of investments and the translation of assets and liabilities denominated in foreign currency	(98,969)

Net assets	$369,948

Shares authorized	500,000

Par value	$0.001

Class A: Net asset value per share/Maximum offering price per share	$11.15/$11.79

Shares outstanding	21,744

Net assets	$242,362

Class B: Net asset value per share	$10.24

Shares outstanding	3,238

Net assets	$33,158

Class C: Net asset value per share	$10.26

Shares outstanding	7,268

Net assets	$74,603

Class I: Net asset value per share	$11.27

Shares outstanding	986

Net assets	$11,111

Class R3: Net asset value per share	$11.59

Shares outstanding	65

Net assets	$750

Class R4: Net asset value per share	$11.71

Shares outstanding	422

Net assets	$4,940

Class R5: Net asset value per share	$11.81

Shares outstanding	122

Net assets	$1,442

Class Y: Net asset value per share	$11.83

Shares outstanding	134

Net assets	$1,582

The accompanying notes are an integral part of these financial statements.

7

The Hartford Global Health Fund
Statements of Operations
For the Six Month Period Ended April 30, 2009 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$3,094
Interest	4
Securities lending	147
Less: Foreign tax withheld	(63)

Total investment income	3,182

Expenses:
Investment management fees	2,340
Transfer agent fees	694
Distribution fees
Class A	328
Class B	191
Class C	406
Class R3	1
Class R4	5
Custodian fees	9
Accounting services	37
Registration and filing fees	65
Board of Directors’ fees	8
Audit fees	11
Other expenses	131

Total expenses (before waivers and fees paid indirectly)	4,226
Expense waivers	(40)
Transfer agent fee waivers	(84)
Commission recapture	(5)
Custodian fee offset	—

Total waivers and fees paid indirectly	(129)

Total expenses, net	4,097

Net investment loss	(915)

Net Realized Loss on Investments and Foreign Currency Transactions:
Net realized loss on investments in securities	(119,822)
Net realized gain on foreign currency transactions	106

Net Realized Loss on Investments and Foreign Currency Transactions	(119,716)

Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	69,831
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(79)

Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	69,752

Net Loss on Investments and Foreign Currency Transactions	(49,964)

Net Decrease in Net Assets Resulting from Operations	$(50,879)

The accompanying notes are an integral part of these financial statements.

8

The Hartford Global Health Fund
Statement of Changes in Net Assets
(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2009	Year Ended
	(Unaudited)	October 31, 2008
Operations:
Net investment loss	$(915)	$(2,072)
Net realized gain (loss) on investments and foreign currency transactions	(119,716)	23,413
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	69,752	(281,548)

Net decrease in net assets resulting from operations	(50,879)	(260,207)

Distributions to Shareholders:
Class A	—	—
Class C	—	—
Class I	—	—
From net realized gain on investments
Class A	(14,159)	(35,144)
Class B	(2,332)	(6,084)
Class C	(4,728)	(10,053)
Class I	(1,547)	(1,046)
Class R3	(23)	(7)
Class R4	(189)	(36)
Class R5	(65)	(26)
Class Y	(7,032)	(14,030)

Total distributions	(30,075)	(66,426)

Capital Share Transactions:
Class A	(20,556)	(40,482)
Class B	(6,598)	(11,375)
Class C	(6,571)	3,916
Class I	(27,760)	37,815
Class R3	307	521
Class R4	1,545	4,527
Class R5	152	1,511
Class Y	(132,012)	14,054

Net increase (decrease) from capital share transactions	(191,493)	10,487

Net decrease in net assets	(272,447)	(316,146)
Net Assets:
Beginning of period	642,395	958,541

End of period	$369,948	$642,395

Accumulated distribution in excess of net investment loss	$(915)	$—

The accompanying notes are an integral part of these financial statements.

9

The Hartford Global Health Fund
Notes to Financial Statements
April 30, 2009 (Unaudited)
(000’s Omitted)
1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-two portfolios. Financial statements for The Hartford Global Health Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a non-diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares are sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors through advisory fee-based wrap programs. Classes R3, R4, R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and except that Class B shares automatically convert to Class A shares after 8 years.

Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments will be allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). After the Close Date, existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).
a)	Security Transactions and Investment Income - Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)	Security Valuation – The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary markets, but before the close of the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are

10

significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, ADR’s, exchange traded funds (“ETF’s”)) after the close of the foreign markets but before the close of the Exchange. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

A forward currency contract shall be valued based on the price of the underlying currency at the prevailing interpolated exchange rate, which is a combination of the spot currency rate and the forward currency rate. Spot currency rates and forward currency rates are obtained from an independent pricing service on a daily basis not more than one hour before the Valuation Time.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

c)	Foreign Currency Transactions - The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates on portfolio securities from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)	Securities Lending - The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are fully collateralized at all times with cash and/or U.S. Government Securities and/or repurchase agreements. The cash collateral is then invested in short-term money market instruments. The repurchase agreements are fully collateralized by U.S. Government Securities. The adequacy of the collateral for securities on loan is monitored on

11

The Hartford Global Health Fund
Notes to Financial Statements – (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
a daily basis. For instances where the market value of collateral falls below the market value of the securities out on loan, such collateral is supplemented on the following business day.

While securities are on loan, the Fund is subject to the following risks: 1) that the borrower may default on the loan and that the collateral could be inadequate in the event the borrower defaults, 2) that the earnings on the collateral invested may not be sufficient to pay fees incurred in connection with the loan, 3) that the principal value of the collateral invested may decline and may not be sufficient to pay back the borrower for the amount of the collateral posted, 4) that the borrower may use the loaned securities to cover a short sale which may place downward pressure on the market prices of the loaned securities, 5) that return of loaned securities could be delayed and could interfere with portfolio management decisions and 6) that any efforts to recall the securities for purposes of voting a proxy may not be effective. The Fund had no securities out on loan as of April 30, 2009.

e)	Joint Trading Account - Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Wellington Management Company, LLP (“Wellington”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

f)	Repurchase Agreements - A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2009.

g)	Forward Foreign Currency Contracts – The Fund may enter into forward foreign currency contracts that obligate the Fund to repurchase/replace or sell currencies at specified future dates. Forward foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

Forward foreign currency contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar.

h)	Fund Share Valuation and Dividend Distributions to Shareholders — Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income are declared and paid annually. Dividends are paid on shares beginning on the business day after the day when the funds used to purchase the shares are collected by the transfer agent for the Fund. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences include but are not limited to foreign currency gains and losses, losses deferred due to wash sales adjustments, adjustments related to Passive Foreign Investment Companies and certain derivatives, and excise tax regulations.

12

Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

i)	Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

j)	Financial Accounting Standards Board Financial Accounting Standards No. 157 – Effective November 1, 2008, the Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. Fair value is defined under FAS 157 as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Under FAS 157, a fair value measurement should reflect all of the assumptions that market participants would use in pricing the asset or liability, including assumptions about the risk inherent in a particular valuation technique, the effect of a restriction on the sale or use of an asset, and the risk of nonperformance.

Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized, per FAS 157, into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 – Quoted prices in active markets for identical securities. Level 1 includes exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 includes debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services and foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•	Level 3 – Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes and require significant management judgment or estimation. This category includes broker quoted securities, long dated OTC options and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a good representation of exit price.
Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

FAS 157 also requires that a roll forward reconciliation be shown for all Level 3 securities from the beginning of the reporting period to the end of the reporting period. Part of this reconciliation includes transfers in and/or out of Level 3. For purposes of this reconciliation, transfers in are shown at the end of period fair value and transfers out are shown at the beginning of period fair value. During the six-month period ended April 30, 2009, the Fund held no Level 3 securities.

Refer to the valuation hierarchy levels summary found following the Schedule of Investments.

FASB Staff Position No. 157-4 – In April 2009, FASB released FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP FAS 157-4”). FSP FAS 157-4 provides additional guidance on determining

13

The Hartford Global Health Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
whether a market for a financial asset is not active and a transaction is not distressed when measuring fair value under FAS 157. The FSP also requires additional disclosure detail on debt and equity securities by major investment categories. FSP FAS 157-4 is effective for interim and annual periods ending after June 15, 2009. At this time, management is evaluating the implications of FSP FAS 157-4 and does not believe it will impact valuation but will require additional disclosure. This additional disclosure has not yet been implemented.

k)	Financial Accounting Standards Board Financial Accounting Standards No. 161 – In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires companies to disclose information detailing the objectives and strategies for using derivative instruments, the level of derivative activity entered into by the company and any credit risk-related contingent features of the agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and has not yet implemented the new disclosure standard.

l)	Indemnifications: Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
3.	Federal Income Taxes:
a)	Federal Income Taxes - For federal income tax purposes, the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and the Fund intends to distribute substantially all of its income and gains during the calendar year ending December 31, 2009. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2008	October 31, 2007
Ordinary Income	$18,256	$6,779
Long-Term Capital Gains *	48,170	21,945

*	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC code Sec. 852(b)(3)(C).
As of October 31, 2008, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Long-Term Capital Gain	$30,075
Unrealized Depreciation*	$(177,532)

Total Accumulated Deficit	$(147,457)

*	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable to the tax deferral of wash sales losses, the mark-to-market adjustment for certain derivatives in accordance with IRC Sec. 1256, the mark to market for Passive Foreign Investment Companies and basis differences in real estate investment trusts.

14

c)	Reclassification of Capital Accounts - In accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Fund has recorded reclassifications in its capital accounts. These reclassifications had no impact on the NAV of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. As of October 31, 2008, the Fund recorded reclassifications to increase undistributed net investment income by $2,063, decrease accumulated net realized loss by $706, and decrease paid in capital by $1,357.

d)	Capital Loss Carryforward - The Fund had no capital loss carryforwards for U.S. federal income tax purposes as of October 31, 2008.

e)	Financial Accounting Standards Board Interpretation No. 48 – On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. The Fund adopted FIN 48 for fiscal years beginning after December 15, 2006. Management has evaluated the implications of FIN 48 for all open tax years (tax years ended October 31, 2006 – 2008) and has determined there is no impact to the Fund’s financial statements.
4.	Expenses:
a)	Investment Management Agreements – Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with The Hartford Mutual Funds, Inc. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the six-month period ended April 30, 2009; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.9000%
On next $500 million	0.8500%
On next $4 billion	0.8000%
On next $5 billion	0.7975%
Over $10 billion	0.7950%
b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting service fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

15

The Hartford Global Health Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
c)	Operating Expenses - Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the six-month period ended April 30, 2009, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.60%	2.35%	2.35%	1.35%	1.85%	1.55%	1.25%	1.20%
d)	Fees Paid Indirectly - The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the six-month period ended April 30, 2009, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Annualized
	Six-Month
	Period	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	Ended April	October 31,	October 31,		October 31,	October 31,	October 31,
	30, 2009	2008	2007		2006	2005	2004
Class A Shares	1.55%	1.41%	1.40%		1.60%	1.58%	1.63%
Class B Shares	2.09	2.24	2.29		2.31	2.33	2.34
Class C Shares	2.29	2.14	2.14		2.31	2.33	2.34
Class I Shares	1.27	1.10	1.08		1.14 *
Class R3 Shares	1.83	1.85	1.77	†
Class R4 Shares	1.40	1.35	1.45	‡
Class R5 Shares	1.10	1.05	1.17	§
Class Y Shares	0.98	0.95	0.95		1.08	1.06	1.10

*	From August 31, 2006 (commencement of operations), through October 31, 2006

†	From December 22, 2006 (commencement of operations), through October 31, 2007

‡	From December 22, 2006 (commencement of operations), through October 31, 2007

§	From December 22, 2006 (commencement of operations), through October 31, 2007
e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares - HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2009, HIFSCO received front-end load sales charges of $160 and contingent deferred sales charges of $52 from the Fund.

The Fund has adopted Distribution and Service Plans in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Funds provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of only up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8

16

years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2009, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $8. These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2009, a portion of the Fund’s chief compliance officer’s salary was paid by the Fund in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO was compensated $642 for providing such services. These fees are accrued daily and paid monthly.

g)	Payments from Affiliate:

The total return in the accompanying financial highlights includes payment from affiliates. Had the payment from affiliates been excluded, the total return for the periods listed below would have been as follows:

	Impact from	Total Return
	Payment from	Excluding
	Affiliate for SEC	Payment from
	Settlement for the	Affiliate for the
	Year Ended	Year Ended
	October 31, 2007	October 31, 2007
Class A	0.01%	9.94%
Class B	0.01	8.90
Class C	0.01	9.09
Class I	0.01	10.46
Class Y	0.01	10.44
5.	Investment Transactions:

For the six-month period ended April 30, 2009, the Fund’s aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases for U.S. Government Obligations	247,450
Sales Proceeds for U.S. Government Obligations	477,064

17

The Hartford Global Health Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
6.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2009 and the year ended October 31, 2008:

	For the Six-Month Period Ended April 30, 2009					For the Year Ended October 31, 2008
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	1,927	1,127	(4,924)	—	(1,870)	6,482	1,678	(11,571)	—	(3,411)
Amount	$22,007	$12,851	$(55,414)	$—	$(20,556)	$104,793	$28,823	$(174,098)	$—	$(40,482)
Class B
Shares	104	203	(941)	—	(634)	338	351	(1,509)	—	(820)
Amount	$1,098	$2,130	$(9,826)	$—	$(6,598)	$5,133	$5,622	$(22,130)	$—	$(11,375)
Class C
Shares	436	363	(1,443)	—	(644)	1,437	515	(1,782)	—	170
Amount	$4,649	$3,822	$(15,042)	$—	$(6,571)	$21,700	$8,271	$(26,055)	$—	$3,916
Class I
Shares	316	131	(2,820)	—	(2,373)	4,410	49	(1,892)	—	2,567
Amount	$3,750	$1,501	$(33,011)	$—	$(27,760)	$63,808	$851	$(26,844)	$—	$37,815
Class R3
Shares	29	2	(4)	—	27	35	—	(3)	—	32
Amount	$328	$24	$(45)	$—	$307	$557	$7	$(43)	$—	$521
Class R4
Shares	144	16	(33)	—	127	294	2	(26)	—	270
Amount	$1,737	$189	$(381)	$—	$1,545	$4,897	$36	$(406)	$—	$4,527
Class R5
Shares	23	6	(15)	—	14	110	1	(25)	—	86
Amount	$271	$65	$(184)	$—	$152	$1,917	$25	$(431)	$—	$1,511
Class Y
Shares	17	583	(12,040)	—	(11,440)	29	777	(28)	—	778
Amount	$203	$7,032	$(139,247)	$—	$(132,012)	$519	$14,028	$(493)	$—	$14,054
The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued and Class B shares redeemed) for the six-month period ended April 30, 2009 and the year ended October 31, 2008:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2009	294	$3,350
For the Year Ended October 31, 2008	324	$5,117
7.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. During the six-month period ended April 30, 2009, the Fund did not have any borrowings under this facility.

8.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

18

The Hartford Global Health Fund
Financial Highlights — (Unaudited)

	— Selected Per-Share Data — (a)											— Ratios and Supplemental Data —
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
															Net Assets		Net Assets		Net Assets
															Before		After		After
				Net											Waivers		Waivers		Waivers
				Realized											and		and		and
				and Un-			Distrib-			Net					Reimburse-		Reimburse-		Reimburse-
		Net	Pay-	realized		Dividends	utions			Increase	Net			Net	ments and		ments and		ments and		Ratio of Net		Port-
	Net Asset	Invest-	ments	Gain		from Net	from	Distri-		(Decrease)	Asset			Assets at	Including		Including		Excluding		Investment		folio
	Value at	ment	from	(Loss) on	Total from	Invest-	Realized	butions	Total	in Net	Value at			End of	Expenses		Expenses		Expenses		Income to		Turn-
	Beginning	Income	(to)	Invest-	Investment	ment	Capital	from	Distri-	Asset	End of	Total		Period	not Subject		not Subject		not Subject		Average Net		over
Class	of Period	(Loss)	Affiliate	ments	Operations	Income	Gains	Capital	butions	Value	Period	Return(b)		(000’s)	to Cap(c)		to Cap(c)		to Cap(c)		Assets		Rate(d)
For the Six-Month Period Ended April 30, 2009 (Unaudited) (e)
A	$12.69	$(0.02)	$—	$(0.91)	$(0.93)	$—	$(0.61)	$—	$(0.61)	$(1.54)	$11.15	(7.45	)%(f)	$242,362	1.58	%(g)	1.55	%(g)	1.55	%(g)	(0.29	)%(g)	47%
B	11.74	(0.04)	—	(0.85)	(0.89)	—	(0.61)	—	(0.61)	(1.50)	10.24	(7.73	) (f)	33,158	2.56	(g)	2.09	(g)	2.09	(g)	(0.85	) (g)	—
C	11.78	(0.05)	—	(0.86)	(0.91)	—	(0.61)	—	(0.61)	(1.52)	10.26	(7.88	) (f)	74,603	2.29	(g)	2.29	(g)	2.29	(g)	(1.03	) (g)	—
I	12.81	—	—	(0.93)	(0.93)	—	(0.61)	—	(0.61)	(1.54)	11.27	(7.38	) (f)	11,111	1.27	(g)	1.27	(g)	1.27	(g)	(0.08	) (g)	—
R3	13.19	(0.03)	—	(0.96)	(0.99)	—	(0.61)	—	(0.61)	(1.60)	11.59	(7.63	) (f)	750	1.83	(g)	1.83	(g)	1.83	(g)	(0.46	) (g)	—
R4	13.29	(0.01)	—	(0.96)	(0.97)	—	(0.61)	—	(0.61)	(1.58)	11.71	(7.41	) (f)	4,940	1.40	(g)	1.40	(g)	1.40	(g)	(0.10	) (g)	—
R5	13.38	0.01	—	(0.97)	(0.96)	—	(0.61)	—	(0.61)	(1.57)	11.81	(7.28	) (f)	1,442	1.11	(g)	1.11	(g)	1.11	(g)	0.17	(g)	—
Y	13.40	0.01	—	(0.97)	(0.96)	—	(0.61)	—	(0.61)	(1.57)	11.83	(7.27	) (f)	1,582	0.98	(g)	0.98	(g)	0.98	(g)	0.11	(g)	—
For the Year Ended October 31, 2008
A	18.85	(0.03)	—	(4.83)	(4.86)	—	(1.30)	—	(1.30)	(6.16)	12.69	(27.59)		299,699	1.41		1.41		1.41		(0.18)		67
B	17.67	(0.18)	—	(4.45)	(4.63)	—	(1.30)	—	(1.30)	(5.93)	11.74	(28.17)		45,475	2.32		2.24		2.24		(1.02)		—
C	17.71	(0.14)	—	(4.49)	(4.63)	—	(1.30)	—	(1.30)	(5.93)	11.78	(28.10)		93,208	2.15		2.15		2.15		(0.92)		—
I	18.96	0.01	—	(4.86)	(4.85)	—	(1.30)	—	(1.30)	(6.15)	12.81	(27.36)		43,036	1.11		1.11		1.11		0.10		—
R3	19.59	(0.03)	—	(5.07)	(5.10)	—	(1.30)	—	(1.30)	(6.40)	13.19	(27.78)		503	1.91		1.85		1.85		(0.67)		—
R4	19.66	—	—	(5.07)	(5.07)	—	(1.30)	—	(1.30)	(6.37)	13.29	(27.52)		3,921	1.35		1.35		1.35		(0.02)		—
R5	19.70	0.03	—	(5.05)	(5.02)	—	(1.30)	—	(1.30)	(6.32)	13.38	(27.18)		1,449	1.05		1.05		1.05		0.27		—
Y	19.74	0.05	—	(5.09)	(5.04)	—	(1.30)	—	(1.30)	(6.34)	13.40	(27.23)		155,104	0.95		0.95		0.95		0.28		—
For the Year Ended October 31, 2007
A	17.84	(0.04)	—	1.73	1.69	—	(0.68)	—	(0.68)	1.01	18.85	9.96	(h)	509,341	1.41		1.41		1.41		(0.25)		41
B	16.92	(0.20)	—	1.63	1.43	—	(0.68)	—	(0.68)	0.75	17.67	8.92	(h)	82,932	2.30		2.29		2.29		(1.15)		—
C	16.93	(0.15)	—	1.61	1.46	—	(0.68)	—	(0.68)	0.78	17.71	9.11	(h)	137,101	2.15		2.15		2.15		(0.99)		—
I	17.86	0.01	—	1.77	1.78	—	(0.68)	—	(0.68)	1.10	18.96	10.48	(h)	15,017	1.07		1.07		1.07		0.08		—
R3(i)	18.27	(0.02)	—	1.34	1.32	—	—	—	—	1.32	19.59	7.22	(f)	112	1.75	(g)	1.75	(g)	1.75	(g)	(0.50	) (g)	—
R4(j)	18.27	—	—	1.39	1.39	—	—	—	—	1.39	19.66	7.61	(f)	494	1.41	(g)	1.41	(g)	1.41	(g)	—	(g)	—
R5(k)	18.27	—	—	1.43	1.43	—	—	—	—	1.43	19.70	7.83	(f)	434	1.14	(g)	1.14	(g)	1.14	(g)	—	(g)	—
Y	18.57	0.04	—	1.81	1.85	—	(0.68)	—	(0.68)	1.17	19.74	10.45	(h)	213,110	0.95		0.95		0.95		0.20		—
For the Year Ended October 31, 2006
A	16.50	(0.07)	—	2.41	2.34	—	(1.00)	—	(1.00)	1.34	17.84	14.96		370,285	1.61		1.60		1.60		(0.53)		30
B	15.81	(0.20)	—	2.31	2.11	—	(1.00)	—	(1.00)	1.11	16.92	14.10		80,574	2.45		2.32		2.32		(1.27)		—
C	15.81	(0.18)	—	2.30	2.12	—	(1.00)	—	(1.00)	1.12	16.93	14.17		97,956	2.31		2.31		2.31		(1.25)		—
I(l)	17.34	—	—	0.52	0.52	—	—	—	—	0.52	17.86	3.00	(f)	785	1.26	(g)	1.15	(g)	1.15	(g)	(0.20	) (g)	—
Y	17.05	(0.01)	—	2.53	2.52	—	(1.00)	—	(1.00)	1.52	18.57	15.56		192,814	1.08		1.08		1.08		(0.03)		—
For the Year Ended October 31, 2005
A	15.00	(0.08)	—	2.35	2.27	—	(0.77)	—	(0.77)	1.50	16.50	15.67		209,835	1.71		1.60		1.60		(0.55)		50
B	14.50	(0.20)	—	2.28	2.08	—	(0.77)	—	(0.77)	1.31	15.81	14.86		71,204	2.52		2.35		2.35		(1.30)		—
C	14.51	(0.19)	—	2.26	2.07	—	(0.77)	—	(0.77)	1.30	15.81	14.78		72,546	2.36		2.35		2.35		(1.30)		—
Y	15.41	(0.01)	—	2.42	2.41	—	(0.77)	—	(0.77)	1.64	17.05	16.19		169,698	1.08		1.08		1.08		(0.12)		—
For the Year Ended October 31, 2004
A	13.80	(0.10)	—	1.36	1.26	—	(0.06)	—	(0.06)	1.20	15.00	9.21		170,672	1.81		1.65		1.65		(0.68)		41
B	13.43	(0.20)	—	1.33	1.13	—	(0.06)	—	(0.06)	1.07	14.50	8.49		66,035	2.55		2.35		2.35		(1.38)		—
C	13.44	(0.20)	—	1.33	1.13	—	(0.06)	—	(0.06)	1.07	14.51	8.49		61,390	2.37		2.35		2.35		(1.38)		—
Y	14.09	(0.02)	—	1.40	1.38	—	(0.06)	—	(0.06)	1.32	15.41	9.88		1,299	1.12		1.12		1.12		(0.14)		—

(a)	Information presented relates to a share outstanding throughout the indicated period.

(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	Per share amounts have been calculated using average shares outstanding method.

(f)	Not annualized.

(g)	Annualized.

(h)	Total return without the inclusion of the Payments from (to) Affiliate, as noted on the Statement of Operations, can be found in Expenses in the accompanying Notes to Financial Statements.

(i)	Commenced operations on December 22, 2006.

(j)	Commenced operations on December 22, 2006.

(k)	Commenced operations on December 22, 2006.

(l)	Commenced operations on August 31, 2006.

19

The Hartford Global Health Fund
Directors and Officers (Unaudited)
The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.
Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and three of the Fund’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which collectively consist of 100 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.
The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.
Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its officers or directors who are employed by The Hartford.
Non-Interested Directors
Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.
Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.
Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies.
Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee is Chairman and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions. Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm, from August 2004 to August 2005. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).
William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

20

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.
Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.
Interested Directors and Officers
Thomas M. Marra* (1958) Director since 2002
Mr. Marra has served as President and Chief Operating Officer of The Hartford Financial Services Group, Inc. (“The Hartford”) since 2007. Mr. Marra currently serves as Director of Hartford Life, Inc. (“HL, Inc.”). Mr. Marra served as Chief Operating Officer of Hartford Life Insurance Company, Inc. (“Hartford Life”) (2000-2008), as President of Hartford Life (2002-2008) and as Director of Hartford Life’s Investment Products Division from 1998 to 2000.

*    On February 24, 2009, The Hartford and Mr. Marra determined to enter into a mutually agreed separation whereby Mr. Marra will retire, and his role as an executive officer and employee of The Hartford will terminate, effective July 3, 2009. Mr. Marra will resign his position as a Director of the Fund effective June 25, 2009.
Lowndes A. Smith (1939) Director since 2002, Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.
John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as Chief Executive Officer, President and Director of HL, Inc. Mr. Walters previously served as President of the U.S. Wealth Management Division of Hartford Life, Inc., as Co-Chief Operating Officer of Hartford Life Insurance Company (2007-2008) and as Executive Vice President and Director of its Investment Products Division (2000-2008). Mr. Walters also serves as Chairman of the Board, Chief Executive Officer, President and Director of Hartford Life Insurance Company and as Executive Vice President of The Hartford. In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”).

*    Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 – 2009).
Other Officers
Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 – 2009))
Mr. Arena serves as Executive Vice President of Hartford Life Insurance Company, (“Hartford Life”). Additionally, Mr. Arena is Director and Senior Vice President of Hartford Administrative Services Company, (“HASCO”), Manager, Chief Executive Officer and President of Hartford Investment Financial Services, LLC (“HIFSCO”) and HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division. Mr. Arena joined American Skandia in 1996.
Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.
Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006 and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury, (the “Treasury”), from 2001 to 2006 where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network, (“FinCEN”) from 2005 – 2006.

21

The Hartford Global Health Fund
Directors and Officers (Unaudited) — (continued)
Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life Insurance Company. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.
Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant General Counsel and Assistant Vice President of The Hartford and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, Assistant Vice President of Hartford Life, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.
Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life and as Director of its Investment Advisory Group in the Individual Markets Group segment. He also serves as Senior Vice President of HIFSCO and HL Advisors. Prior to joining The Hartford in 2004, Mr. Meyer was with MassMutual which he joined in 1987.
D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life where he serves as Director of mutual fund product management for The Hartford’s mutual funds and 529 college savings businesses. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.
Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 – 2007.
HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2008 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

22

The Hartford Global Health Fund
Expense Example (Unaudited)
Your Fund’s Expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2008 through April 30, 2009.
Actual Expenses
The first column of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	October 31, 2008	Beginning	Ending Account	October 31,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2008 through	expense	1/2	full
	October 31, 2008	April 30, 2009	April 30, 2009	October 31, 2008	April 30, 2009	April 30, 2009	ratio	year	year
Class A	$1,000.00	$925.48	$7.39	$1,000.00	$1,017.10	$7.75	1.55%	181	365
Class B	$1,000.00	$922.71	$9.96	$1,000.00	$1,014.43	$10.43	2.09	181	365
Class C	$1,000.00	$921.23	$10.90	$1,000.00	$1,013.43	$11.43	2.29	181	365
Class I	$1,000.00	$926.23	$6.06	$1,000.00	$1,018.49	$6.35	1.27	181	365
Class R3	$1,000.00	$923.72	$8.72	$1,000.00	$1,015.71	$9.14	1.83	181	365
Class R4	$1,000.00	$925.88	$6.68	$1,000.00	$1,017.85	$7.00	1.40	181	365
Class R5	$1,000.00	$927.17	$5.30	$1,000.00	$1,019.29	$5.55	1.11	181	365
Class Y	$1,000.00	$927.28	$4.68	$1,000.00	$1,019.93	$4.90	0.98	181	365

23

The Hartford Global Technology Fund

The Hartford Global Technology Fund
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 5/01/00 - 4/30/09
Growth of a $10,000 investment in Class A which includes Sales Charge
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
S&P North American Technology Sector Index is a modified capitalization-weighted index based on United States-headquartered technology companies. Stocks in the index are weighted such that each stock is no more than 8.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and traded on the American Stock Exchange, Nasdaq or the New York Stock Exchange and meet certain established market capitalization levels.
You cannot invest directly in an index.
Investment objective — Seeks long-term capital appreciation.
Average Annual Total Returns(2,3) (as of 4/30/09)

	Inception	1	5	Since
	Date	Year	Year	Inception
Global Technology A#	5/01/00	-33.66%	-1.85%	-9.55%
Global Technology A##	5/01/00	-37.31%	-2.96%	-10.12%
Global Technology B#	5/01/00	-34.08%	-2.51%	NA *
Global Technology B##	5/01/00	-37.38%	-2.91%	NA *
Global Technology C#	5/01/00	-34.32%	-2.72%	-10.29%
Global Technology C##	5/01/00	-34.97%	-2.72%	-10.29%
Global Technology Y#	5/01/00	-33.60%	-1.58%	-9.23%

#	Without sales charge

##	With sales charge

NA	Not Applicable

*	10 year and inception returns are not applicable for Class B because after 8 years Class B converts to Class A.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(3)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2009, which excludes investment transactions as of this date.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Portfolio Managers

John F. Averill, CFA	Anita M. Killian, CFA	Nicolas B. Boullet
Senior Vice President, Partner	Senior Vice President, Partner	Assistant Vice President

Bruce L. Glazer	Scott E. Simpson*
Senior Vice President, Partner	Senior Vice President, Partner
How did the Fund perform?
The Class A shares of The Hartford Global Technology Fund returned 6.25%, before sales charge, for the six-month period ended April 30, 2009, underperforming its benchmark, the S&P North American Technology Sector Index, which returned 7.36% for the same period. The Fund also underperformed the 10.44% return of the average fund in the Lipper Global Science and Technology Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Broad U.S. equity markets fell during the period, but this overall decline masks two significantly different market environments. From the beginning of November through early March stocks fell sharply, reflecting deepening economic worries and concerns over the U.S. government’s increasing involvement in the economy. From early March through the end of April stocks rallied as investors came to believe that a Depression-like scenario was less likely. Technology stocks outperformed the broader U.S. market, which returned -8.5% during the period, as measured by the S&P 500 Index, and the world market return of -5.1%, as measured by the MSCI World Index. During the period the Fund was hurt by weak security selection in the Communications Equipment, IT Services, and Software industries. However, this was somewhat offset by an overweight (i.e. the Fund’s sector position was greater than the benchmark position) to

2

Semiconductors and Semiconductor Equipment and Diversified Consumer Services.
Research In Motion, Cisco Systems, and Accenture were top detractors from benchmark-relative (i.e. performance of the Fund as measured against the benchmark) performance during the period. Shares of Canada-based wireless telecommunications manufacturer and service provider Research In Motion fell after the company lowered its forecast for quarterly revenues and earnings due to currency headwinds and economic weakness in the U.S., but shares rose in early April as the company announced earnings estimates above analyst expectations. Computer hardware maker Cisco Systems’ stock weakened after the company missed its first quarter sales estimates and lowered its profit and sales forecasts for the year. Shares of consulting and technology services firm Accenture fell after the company lowered its outlook for 2009 amid a weak macroeconomic environment and slowing demand for its management consulting and outsourcing services. Software provider Microsoft and hardware maker Hewlett-Packard were among top detractors from absolute (i.e. total return) performance.
Apple, Western Digital, and ITT Educational Services were among the top contributors to benchmark-relative performance during the period. Shares of Apple rose after the consumer electronics company posted higher-than-expected profit and revenue for the second fiscal quarter. Disk drive manufacturer Western Digital exceeded earnings expectations as the firm cut costs and aligned production in response to slowing demand. Shares of ITT Educational Services, a technology-oriented post-secondary degree programs provider, rose as the company reported higher-than-expected earnings boosted by increasing enrollment and demand. Wireless telecommunications products and services company QUALCOMM and leading glass technology company Corning contributed to absolute performance.
What is the outlook?
Many of the Fund’s top holdings are high quality, larger cap names with healthy balance sheets. We believe that such names will have a greater chance of not only withstanding the economic downturn, but taking market share as weaker competitors flounder. Our top holdings are concentrated in the U.S. as Asia has become a difficult market and demand in emerging markets is rapidly declining.
At the end of the period the Fund was most overweight the IT Services and Communications Equipment industries and most underweight (i.e. the Fund’s sector position was less than the benchmark position) Internet Software & Services names relative to the S&P North American Technology Index.
At a meeting held on February 4, 2009, the Board of Directors of The Hartford Mutual Funds, Inc. approved the reorganizations (each, a “Reorganization”) of The Hartford Global Communications Fund, The Hartford Global Financial Services Fund and The Hartford Global Technology Fund (each, an “Acquired Fund”) with and into The Hartford Global Equity Fund (the “Acquiring Fund”).
The Board of Directors has called for a Special Meeting of Shareholders of each Acquired Fund (the “Meeting”) to be held on or about August 4, 2009, for the purpose of seeking the approval of an Agreement and Plan of Reorganization (“Reorganization Agreement”) by the shareholders of the respective Acquired Fund.

*	It is anticipated that on June 30, 2009, Scott Simpson will withdraw as a partner of Wellington Management Company, LLP. Other members of the existing portfolio management team have taken over his responsibilities.
Diversification by Industry
as of April 30, 2009

Percentage of
Industry	Net Assets
Application Software	1.1%
Communications Equipment	24.2
Computer Hardware	20.3
Computer Storage & Peripherals	3.8
Data Processing & Outsourced Services	11.6
Electronic Manufacturing Services	1.2
Home Entertainment Software	2.7
Human Resource & Employment Services	0.6
Internet Software & Services	2.8
IT Consulting & Other Services	3.2
Semiconductor Equipment	1.2
Semiconductors	8.7
Systems Software	16.5
Short-Term Investments	0.5
Other Assets and Liabilities	1.6

Total	100.0%

Diversification by Country
as of April 30, 2009

Percentage of
Country	Net Assets
Canada	2.9%
China	1.0
Japan	0.2
South Korea	2.3
Taiwan	2.6
United States	88.9
Short-Term Investments	0.5
Other Assets and Liabilities	1.6

Total	100.0%

3

The Hartford Global Technology Fund
Schedule of Investments
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 97.9%
	Application Software - 1.1%
13	Adobe Systems, Inc. •		$364

	Communications Equipment -24.2%
165	Cisco Systems, Inc. •		3,190
97	Corning, Inc.		1,421
77	Motorola, Inc.		423
55	Qualcomm, Inc.		2,323
14	Research In Motion Ltd. •		980

			8,337

	Computer Hardware -20.3%
22	Apple, Inc. •		2,713
47	Dell, Inc. •		547
73	Hewlett-Packard Co.		2,609
35	High Technology Computer Corp.		477
6	International Business Machines Corp.		630

			6,976

	Computer Storage & Peripherals -3.8%
14	NetApp, Inc. •		258
61	Seagate Technology		495
24	Western Digital Corp. •		566

			1,319

	Data Processing & Outsourced Services -11.6%
18	Alliance Data Systems Corp. •		744
18	Automatic Data Processing, Inc.		619
4	DST Systems, Inc. •		162
—	Mastercard, Inc.		68
12	Visa, Inc.		767
97	Western Union Co.		1,625

			3,985

	Electronic Manufacturing Services -1.2%
147	Hon Hai Precision Industry Co., Ltd.		425

	Home Entertainment Software -2.7%
25	Electronic Arts, Inc. •		505
—	Nintendo Co., Ltd.		80
7	Shanda Interactive Entertainment Ltd. ADR •		349

			934

	Human Resource & Employment Services -0.6%
5	Manpower, Inc.		220

	Internet Software & Services - 2.8%
8	Equinix, Inc. •		544
1	Google, Inc. •		418

			962

	IT Consulting & Other Services - 3.2%
37	Accenture Ltd. Class A		1,095

	Semiconductor Equipment -1.2%
14	Lam Research Corp. •		399

	Semiconductors -8.7%
15	Atheros Communications, Inc. •		251
39	Marvell Technology Group Ltd. •		431
44	Maxim Integrated Products, Inc.		592
91	ON Semiconductor Corp. •		492
2	Samsung Electronics Co., Ltd.		787
25	Texas Instruments, Inc.		457

			3,010

	Systems Software - 16.5%
8	BMC Software, Inc. •		260
121	Microsoft Corp.		2,441
106	Oracle Corp. •		2,044
19	Red Hat, Inc. •		320
36	Symantec Corp. •		616

			5,681

	Total common stocks (cost $31,579)		$33,707

	Total long-term investments (cost $31,579)		$33,707

SHORT-TERM INVESTMENTS - 0.5%
	Repurchase Agreements -0.5%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $41, collateralized by GNMA 4.50% - 6.50%, 2038 - 2039, value of $42)
$41	0.18%, 04/30/2009		$41

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $49, collateralized by FHLMC 4.50% - 6.50%, 2035 - 2039, FNMA 4.50% - 6.50%, 2034 - 2047, value of $50)

49	0.17%, 04/30/2009		49

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $68, collateralized by FHLMC 4.00% - 7.00%, 2021 - 2039, FNMA 6.00% - 7.00%, 2034 - 2038, GNMA 4.50% - 7.00%, 2024 - 2039, value of $70)

68	0.17%, 04/30/2009		68
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $-, collateralized by U.S. Treasury Bond 7.50%, 2024, value of $-)
—	0.14%, 04/30/2009		—

UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $15, collateralized by FHLMC 8.00% - 15.00%, 2009 - 2021, FNMA 3.50% - 15.50%, 2012 - 2039, value of $15)

15	0.16%, 04/30/2009		15

			173

	Total short-term investments (cost $173)		$173

	Total investments (cost $31,752) ▲	98.4%	$33,880
	Other assets and liabilities	1.6%	565

	Total net assets	100.0%	$34,445

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 9.00% of total net assets at April 30, 2009.
The accompanying notes are an integral part of these financial statements.

4

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.
▲	At April 30, 2009, the cost of securities for federal income tax purposes was $33,738 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$3,421
Unrealized Depreciation	(3,279)

Net Unrealized Appreciation	$142

•	Currently non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.
Diversification by Country
as of April 30, 2009

Percentage of
Country	Net Assets
Canada	2.9%
China	1.0
Japan	0.2
South Korea	2.3
Taiwan	2.6
United States	88.9
Short-Term Investments	0.5
Other Assets and Liabilities	1.6

Total	100.0%

FAS 157 Disclosure of Investment Valuation Hierarchy Levels

Assets:
Investment in securities — Level 1	$31,937
Investment in securities — Level 2	1,943

Total	$33,880

5

The Hartford Global Technology Fund
Statement of Assets and Liabilities
April 30, 2009 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at fair value (cost $31,752)	$33,880
Cash	—
Foreign currency on deposit with custodian (cost $112)	112
Receivables:
Investment securities sold	674
Fund shares sold	131
Dividends and interest	11
Other assets	93

Total assets	34,901

Liabilities:
Payables:
Investment securities purchased	328
Fund shares redeemed	89
Investment management fees	5
Distribution fees	3
Accrued expenses	31

Total liabilities	456

Net assets	$34,445

Summary of Net Assets:
Capital stock and paid-in-capital	94,804
Accumulated distribution in excess of net investment income	(31)
Accumulated net realized loss on investments and foreign currency transactions	(62,456)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	2,128

Net assets	$34,445

Shares authorized	300,000

Par value	$0.001

Class A: Net asset value per share/Maximum offering price per share	$4.08/$4.31

Shares outstanding	5,129

Net assets	$20,918

Class B: Net asset value per share	$3.83

Shares outstanding	1,247

Net assets	$4,777

Class C: Net asset value per share	$3.79

Shares outstanding	1,935

Net assets	$7,339

Class Y: Net asset value per share	$4.21

Shares outstanding	335

Net assets	$1,411

The accompanying notes are an integral part of these financial statements.

6

The Hartford Global Technology Fund
Statement of Operations
For the Six Month Period Ended April 30, 2009 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$171
Interest	1
Securities lending	—
Less: Foreign tax withheld	(5)

Total investment income	167

Expenses:
Investment management fees	139
Transfer agent fees	134
Distribution fees
Class A	24
Class B	23
Class C	33
Custodian fees	8
Accounting services	2
Registration and filing fees	25
Board of Directors’ fees	1
Audit fees	3
Other expenses	11

Total expenses (before waivers and fees paid indirectly)	403
Expense waivers	(114)
Transfer agent fee waivers	(90)
Commission recapture	(1)
Custodian fee offset	—

Total waivers and fees paid indirectly	(205)

Total expenses, net	198

Net investment loss	(31)

Net Realized Loss on Investments and Foreign Currency Transactions:
Net realized loss on investments in securities	(15,504)
Net realized gain on foreign currency transactions	2

Net Realized Loss on Investments and Foreign Currency Transactions	(15,502)

Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	17,396
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	—

Net Changes in Unrealized Appreciation of Investments	17,396

Net Gain on Investments and Foreign Currency Transactions	1,894

Net Increase in Net Assets Resulting from Operations	$1,863

The accompanying notes are an integral part of these financial statements.

7

The Hartford Global Technology Fund
Statement of Changes in Net Assets
(000’s Omitted)

	For the Six-
	Month
	Period Ended	For the
	April 30, 2009	Year Ended
	(Unaudited)	October 31, 2008
Operations:
Net investment loss	$(31)	$(496)
Net realized loss on investments and foreign currency transactions	(15,502)	(6,581)
Net unrealized appreciation (depreciation) of investments	17,396	(27,536)

Net increase (decrease) in net assets resulting from operations	1,863	(34,613)

Capital Share Transactions:
Class A	(1,626)	(4,831)
Class B	(955)	(3,074)
Class C	(524)	(838)
Class Y	306	(752)

Net decrease from capital share transactions	(2,799)	(9,495)

Net decrease in net assets	(936)	(44,108)
Net Assets:
Beginning of period	35,381	79,489

End of period	$34,445	$35,381

Accumulated distribution in excess of net investment loss	$(31)	$—

The accompanying notes are an integral part of these financial statements.

8

The Hartford Global Technology Fund
Notes to Financial Statements
April 30, 2009 (Unaudited)
(000’s Omitted)
1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-two portfolios. Financial statements for The Hartford Global Technology Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a non-diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares are sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and except that Class B shares automatically convert to Class A shares after 8 years.

Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments will be allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). After the Close Date, existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).
a)	Security Transactions and Investment Income - Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)	Security Valuation - The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary markets, but before the close of the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate

9

The Hartford Global Technology Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
changes in the value of foreign market proxies (e.g., futures contracts, ADR’s, exchange traded funds (“ETF’s”)) after the close of the foreign markets but before the close of the Exchange. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

A forward currency contract shall be valued based on the price of the underlying currency at the prevailing interpolated exchange rate, which is a combination of the spot currency rate and the forward currency rate. Spot currency rates and forward currency rates are obtained from an independent pricing service on a daily basis not more than one hour before the Valuation Time.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

c)	Foreign Currency Transactions - The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates on portfolio securities from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)	Joint Trading Account - Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Wellington Management Company, LLP (“Wellington”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

e)	Repurchase Agreements - A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities that serve to collateralize the repurchase agreement are held by the Fund’s custodian in

10

book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2009.

f)	Forward Foreign Currency Contracts - The Fund may enter into forward foreign currency contracts that obligate the Fund to repurchase/replace or sell currencies at specified future dates. Forward foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

Forward foreign currency contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar.

g)	Fund Share Valuation and Dividend Distributions to Shareholders — Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income are declared and paid annually. Dividends are paid on shares beginning on the business day after the day when the funds used to purchase the shares are collected by the transfer agent for the Fund. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences include but are not limited to foreign currency gains and losses, losses deferred due to wash sales adjustments, adjustments related to Passive Foreign Investment Companies and certain derivatives, and excise tax regulations. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

h)	Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

i)	Financial Accounting Standards Board Financial Accounting Standards No. 157 - Effective November 1, 2008, the Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. Fair value is defined under FAS 157 as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Under FAS 157, a fair value measurement should reflect all of the assumptions that market participants would use in pricing the asset or liability, including assumptions about the risk inherent in a particular valuation technique, the effect of a restriction on the sale or use of an asset, and the risk of nonperformance.

11

The Hartford Global Technology Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized, per FAS 157, into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 — Quoted prices in active markets for identical securities. Level 1 includes exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•	Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 includes debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services and foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•	Level 3 — Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes and require significant management judgment or estimation. This category includes broker quoted securities, long dated OTC options and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a good representation of exit price.
Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

FAS 157 also requires that a roll forward reconciliation be shown for all Level 3 securities from the beginning of the reporting period to the end of the reporting period. Part of this reconciliation includes transfers in and/or out of Level 3. For purposes of this reconciliation, transfers in are shown at the end of period fair value and transfers out are shown at the beginning of period fair value. During the six-month period ended April 30, 2009, the Fund held no Level 3 securities.

Refer to the valuation hierarchy levels summary found following the Schedule of Investments.

FASB Staff Position No. 157-4 - In April 2009, FASB released FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP FAS 157-4”). FSP FAS 157-4 provides additional guidance on determining whether a market for a financial asset is not active and a transaction is not distressed when measuring fair value under FAS 157. The FSP also requires additional disclosure detail on debt and equity securities by major investment categories. FSP FAS 157-4 is effective for interim and annual periods ending after June 15, 2009. At this time, management is evaluating the implications of FSP FAS 157-4 and does not believe it will impact valuation but will require additional disclosure. This additional disclosure has not yet been implemented.

j)	Financial Accounting Standards Board Financial Accounting Standards No. 161 - In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires companies to disclose information detailing the objectives and strategies for using derivative instruments, the level of derivative activity entered into by the company and any credit risk-related contingent features of the agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and has not yet implemented the new disclosure standard.

k)	Indemnifications: Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

12

3.	Federal Income Taxes:
a)	Federal Income Taxes - For federal income tax purposes, the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and the Fund intends to distribute substantially all of its income and gains during the calendar year ending December 31, 2009. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	As of October 31, 2008, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Accumulated Capital Losses*	$(44,968)
Unrealized Depreciation†	$(17,254)

Total Accumulated Deficit	$(62,222)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable to the tax deferral of wash sales losses, the mark-to-market adjustment for certain derivatives in accordance with IRC Sec. 1256, the mark to market for Passive Foreign Investment Companies and basis differences in real estate investment trusts.
c)	Reclassification of Capital Accounts - In accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Fund has recorded reclassifications in its capital accounts. These reclassifications had no impact on the NAV of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. As of October 31, 2008, the Fund recorded reclassifications to increase undistributed net investment income by $496, increase accumulated net realized gain by $13, and decrease paid in capital by $509.

d)	Capital Loss Carryforward - At October 31, 2008 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year	Amount
2009	$5,132
2010	34,893
2016	4,943

Total	$44,968

e)	Financial Accounting Standards Board Interpretation No. 48 - On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. The Fund adopted FIN 48 for fiscal years beginning after December 15, 2006. Management has evaluated the implications of FIN

13

The Hartford Global Technology Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
48 for all open tax years (tax years ended October 31, 2006 – 2008) and has determined there is no impact to the Fund’s financial statements.
4. Expenses:
a)	Investment Management Agreements - Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with The Hartford Mutual Funds, Inc. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the six-month period ended April 30, 2009; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.9000%
On next $500 million	0.8500%
On next $4 billion	0.8000%
On next $5 billion	0.7975%
Over $10 billion	0.7950%
b)	Accounting Services Agreement — Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting service fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%
c)	Operating Expenses - Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the six-month period ended April 30, 2009, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class Y
1.60%	2.35%	2.35%	1.20%

14

d)	Fees Paid Indirectly - The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the six-month period ended April 30, 2009, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Annualized
	Six-Month
	Period	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Ended April	October 31,	October 31,	October 31,	October 31,	October 31,
	30, 2009	2008	2007	2006	2005	2004
Class A Shares	0.98%	1.39%	1.43%	1.32%	1.53%	1.60%
Class B Shares	1.50	1.95	2.03	1.96	2.28	2.30
Class C Shares	1.99	2.27	2.30	2.21	2.28	2.30
Class Y Shares	1.20	1.08	1.08	1.17	1.13	1.09
e)	Distribution and Service Plan for Class A, B and C Shares - HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2009, HIFSCO received front-end load sales charges of $23 and contingent deferred sales charges of $6 from the Fund.

The Fund has adopted Distribution and Service Plans in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B and C shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Funds provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of only up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the Distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2009, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $2. These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions - Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2009, a portion of the Fund’s chief compliance officer’s salary was paid by the Fund in an amount, which rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO was compensated $71 for providing such services. These fees are accrued daily and paid monthly.

15

The Hartford Global Technology Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
g)	Payments from Affiliate:

The total return in the accompanying financial highlights includes payment from affiliates. Had the payment from affiliates been excluded, the total return for the periods listed below would have been as follows:

	Impact from	Total Return
	Payment from	Excluding
	Affiliate for SEC	Payment from
	Settlement for the	Affiliate for the
	Year Ended	Year Ended
	October 31, 2007	October 31, 2007
Class A	0.04%	27.46%
Class B	0.04	26.57
Class C	0.04	26.25
Class Y	0.04	27.96
5. Investment Transactions:
For the six-month period ended April 30, 2009, the Fund’s aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$56,999
Sales Proceeds Excluding U.S. Government Obligations	59,647
6. Capital Share Transactions:
The following information is for the six-month period ended April 30, 2009 and the year ended October 31, 2008:

	For the Six-Month Period Ended April 30, 2009					For the Year Ended October 31, 2008
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	3,235	—	(3,635)	—	(400)	1,924	—	(2,860)	—	(936)
Amount	$11,783	$—	$(13,409)	$—	$(1,626)	$11,500	$—	$(16,331)	$—	$(4,831)
Class B
Shares	79	—	(380)	—	(301)	177	—	(753)	—	(576)
Amount	$268	$—	$(1,223)	$—	$(955)	$984	$—	$(4,058)	$—	$(3,074)
Class C
Shares	176	—	(339)	—	(163)	234	—	(402)	—	(168)
Amount	$598	$—	$(1,122)	$—	$(524)	$1,308	$—	$(2,146)	$—	$(838)
Class Y
Shares	166	—	(82)	—	84	120	—	(233)	—	(113)
Amount	$618	$—	$(312)	$—	$306	$694	$—	$(1,446)	$—	$(752)
The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued and Class B shares redeemed) for the six-month period ended April 30, 2009 and the year ended October 31, 2008:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2009	154	$529
For the Year Ended October 31, 2008	229	$1,331

16

7. Line of Credit:
The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. During the six-month period ended April 30, 2009, the Fund did not have any borrowings under this facility.
8. Proposed Reorganization:
At a meeting held on February 4, 2009, the Board of Directors of The Hartford Mutual Funds, Inc. approved the reorganizations (each, a “Reorganization”) of The Hartford Global Communications Fund, The Hartford Global Financial Services Fund and The Hartford Global Technology Fund (each, an “Acquired Fund”) with and into The Hartford Global Equity Fund (the “Acquiring Fund”).
In connection with the mergers, effective as of the close of business on or about April 30, 2009, all shares of The Hartford Global Communications Fund, The Hartford Global Financial Services Fund and The Hartford Global Technology Fund will no longer be sold to new investors or existing shareholders (except through reinvested dividends) or be eligible for exchanges from other Hartford Mutual Funds.
The Board of Directors has called for a Special Meeting of Shareholders of each Acquired Fund (the “Meeting”) to be held on or about August 4, 2009, for the purpose of seeking the approval of an Agreement and Plan of Reorganization (“Reorganization Agreement”) with respect to each Acquired Fund. If approved, each Reorganization is expected to occur on or about August 28, 2009.
If each Reorganization Agreement is approved by the shareholders of the respective Acquired Fund, the Reorganization Agreement contemplates: (1) the transfer of all of the assets of the Acquired Fund with and into the Acquiring Fund in exchange for shares of the Acquiring Fund having equal net asset value of the Acquired Fund; (2) the assumption by the Acquiring Fund of all of the liabilities of each Acquired Fund; and (3) the distribution of shares of the Acquiring Fund to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund. Each shareholder of an Acquired Fund would receive shares of the Acquiring Fund equal in value to the shares of the Acquired Fund held by that shareholder as of the closing date of the respective Reorganization.
9. Industry Classifications:
Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

17

The Hartford Global Technology Fund
Financial Highlights — (Unaudited)

	— Selected Per-Share Data — (a)													— Ratios and Supplemental Data —
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
															Net Assets		Net Assets		Net Assets
															Before		After		After
				Net											Waivers		Waivers		Waivers
				Realized											and		and		and		Ratio of
				and Un-			Distrib-			Net					Reimburse-		Reimburse-		Reimburse-		Net
		Net	Pay-	realized		Dividends	utions			Increase	Net				ments and		ments and		ments and		Invest-		Port-
	Net Asset	Invest-	ments	Gain		from Net	from	Distri-		(Decrease)	Asset			Net Assets	Including		Including		Excluding		ment		folio
	Value at	ment	from	(Loss) on	Total from	Invest-	Realized	butions	Total	in Net	Value at			at End of	Expenses		Expenses		Expenses		Income to		Turn-
	Beginning	Income	(to)	Invest-	Investment	ment	Capital	from	Distri-	Asset	End of	Total		Period	not Subject		not Subject		not Subject		Average		over
Class	of Period	(Loss)	Affiliate	ments	Operations	Income	Gains	Capital	butions	Value	Period	Return(b)		(000’s)	to Cap(c)		to Cap(c)		to Cap(c)		Net Assets		Rate(d)
For the Six-Month Period Ended April 30, 2009 (Unaudited)
A	$3.84	$—	$—	$0.24	$0.24	$—	$—	$—	$—	$0.24	$4.08	6.25	%(e)	$20,918	2.38	%(f)	0.98	%(f)	0.98	%(f)	0.10	%(f)	184%
B	3.62	(0.01)	—	0.22	0.21	—	—	—	—	0.21	3.83	5.80	(e)	4,777	3.37	(f)	1.50	(f)	1.50	(f)	(0.40	) (f)	—
C	3.59	(0.02)	—	0.22	0.20	—	—	—	—	0.20	3.79	5.57	(e)	7,339	2.88	(f)	1.99	(f)	1.99	(f)	(0.91	) (f)	—
Y	3.97	—	—	0.24	0.24	—	—	—	—	0.24	4.21	6.05	(e)	1,411	1.22	(f)	1.20	(f)	1.20	(f)	(0.18	) (f)	—
For the Year Ended October 31, 2008
A	7.23	(0.04)	—	(3.35)	(3.39)	—	—	—	—	(3.39)	3.84	(46.89)		21,246	1.84		1.40		1.40		(0.56)		160
B	6.85	(0.08)	—	(3.15)	(3.23)	—	—	—	—	(3.23)	3.62	(47.15)		5,603	2.78		1.96		1.96		(1.13)		—
C	6.82	(0.08)	—	(3.15)	(3.23)	—	—	—	—	(3.23)	3.59	(47.36)		7,537	2.46		2.27		2.27		(1.44)		—
Y	7.45	(0.02)	—	(3.46)	(3.48)	—	—	—	—	(3.48)	3.97	(46.71)		995	1.08		1.08		1.08		(0.26)		—
For the Year Ended October 31, 2007
A	5.67	(0.05)	—	1.61	1.56	—	—	—	—	1.56	7.23	27.51	(g)	46,765	1.84		1.44		1.44		(0.87)		146
B	5.41	(0.09)	—	1.53	1.44	—	—	—	—	1.44	6.85	26.62	(g)	14,552	2.74		2.05		2.05		(1.47)		—
C	5.40	(0.10)	—	1.52	1.42	—	—	—	—	1.42	6.82	26.30	(g)	15,462	2.47		2.31		2.31		(1.75)		—
Y	5.82	(0.03)	—	1.66	1.63	—	—	—	—	1.63	7.45	28.01	(g)	2,710	1.10		1.10		1.10		(0.53)		—
For the Year Ended October 31, 2006
A	4.97	(0.04)	—	0.74	0.70	—	—	—	—	0.70	5.67	14.08		33,424	2.10		1.36		1.36		(0.78)		144
B	4.77	(0.08)	—	0.72	0.64	—	—	—	—	0.64	5.41	13.42		12,729	2.96		1.99		1.99		(1.41)		—
C	4.77	(0.09)	—	0.72	0.63	—	—	—	—	0.63	5.40	13.21		11,521	2.71		2.24		2.24		(1.67)		—
Y	5.09	(0.03)	—	0.76	0.73	—	—	—	—	0.73	5.82	14.34		1,137	1.26		1.20		1.20		(0.62)		—
For the Year Ended October 31, 2005
A	4.42	—	—	0.55	0.55	—	—	—	—	0.55	4.97	12.44		27,620	2.22		1.60		1.60		—		132
B	4.28	(0.04)	—	0.53	0.49	—	—	—	—	0.49	4.77	11.45		12,409	3.05		2.35		2.35		(0.79)		—
C	4.28	(0.04)	—	0.53	0.49	—	—	—	—	0.49	4.77	11.45		10,712	2.75		2.35		2.35		(0.65)		—
Y	4.51	0.03	—	0.55	0.58	—	—	—	—	0.58	5.09	12.86		938	1.22		1.20		1.20		0.58		—
For the Year Ended October 31, 2004
A	4.68	(0.07)	—	(0.19)	(0.26)	—	—	—	—	(0.26)	4.42	(5.56)		31,418	2.14		1.65		1.65		(1.37)		165
B	4.56	(0.10)	—	(0.18)	(0.28)	—	—	—	—	(0.28)	4.28	(6.14)		12,978	2.96		2.35		2.35		(2.07)		—
C	4.56	(0.11)	—	(0.17)	(0.28)	—	—	—	—	(0.28)	4.28	(6.14)		13,891	2.62		2.35		2.35		(2.07)		—
Y	4.75	(0.04)	—	(0.20)	(0.24)	—	—	—	—	(0.24)	4.51	(5.05)		1,186	1.15		1.15		1.15		(0.85)		—

(a)	Information presented relates to a share outstanding throughout the indicated period.

(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	Not annualized.

(f)	Annualized.

(g)	Total return without the inclusion of the Payments from (to) Affiliate, as noted on the Statement of Operations, can be found in Expenses in the accompanying Notes to Financial Statements.

18

The Hartford Global Technology Fund
Directors and Officers (Unaudited)
The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.
Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and three of the Fund’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which collectively consist of 100 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.
The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.
Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its officers or directors who are employed by The Hartford.
Non-Interested Directors
Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.
Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.
Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies.
Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee is Chairman and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions. Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm, from August 2004 to August 2005. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).
William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

19

The Hartford Global Technology Fund
Directors and Officers (Unaudited) — (continued)
Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.
Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.
Interested Directors and Officers
Thomas M. Marra* (1958) Director since 2002
Mr. Marra has served as President and Chief Operating Officer of The Hartford Financial Services Group, Inc. (“The Hartford”) since 2007. Mr. Marra currently serves as Director of Hartford Life, Inc. (“HL, Inc.”). Mr. Marra served as Chief Operating Officer of Hartford Life Insurance Company, Inc. (“Hartford Life”) (2000-2008), as President of Hartford Life (2002-2008) and as Director of Hartford Life’s Investment Products Division from 1998 to 2000.

*	On February 24, 2009, The Hartford and Mr. Marra determined to enter into a mutually agreed separation whereby Mr. Marra will retire, and his role as an executive officer and employee of The Hartford will terminate, effective July 3, 2009. Mr. Marra will resign his position as a Director of the Fund effective June 25, 2009.
Lowndes A. Smith (1939) Director since 2002, Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.
John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as Chief Executive Officer, President and Director of HL, Inc. Mr. Walters previously served as President of the U.S. Wealth Management Division of Hartford Life, Inc., as Co-Chief Operating Officer of Hartford Life Insurance Company (2007-2008) and as Executive Vice President and Director of its Investment Products Division (2000-2008). Mr. Walters also serves as Chairman of the Board, Chief Executive Officer, President and Director of Hartford Life Insurance Company and as Executive Vice President of The Hartford. In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”).

*	Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 – 2009).
Other Officers
Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 – 2009))
Mr. Arena serves as Executive Vice President of Hartford Life Insurance Company, (“Hartford Life”). Additionally, Mr. Arena is Director and Senior Vice President of Hartford Administrative Services Company, (“HASCO”), Manager, Chief Executive Officer and President of Hartford Investment Financial Services, LLC (“HIFSCO”) and HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division. Mr. Arena joined American Skandia in 1996.
Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.
Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006 and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury, (the “Treasury”), from 2001 to 2006 where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network, (“FinCEN”) from 2005 – 2006.

20

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life Insurance Company. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.
Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant General Counsel and Assistant Vice President of The Hartford and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, Assistant Vice President of Hartford Life, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.
Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life and as Director of its Investment Advisory Group in the Individual Markets Group segment. He also serves as Senior Vice President of HIFSCO and HL Advisors. Prior to joining The Hartford in 2004, Mr. Meyer was with MassMutual which he joined in 1987.
D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life where he serves as Director of mutual fund product management for The Hartford’s mutual funds and 529 college savings businesses. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.
Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 – 2007.
HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2008 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

21

The Hartford Global Technology Fund
Expense Example (Unaudited)
Your Fund’s Expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2008 through April 30, 2009.
Actual Expenses
The first column of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	October 31, 2008	Beginning	Ending Account	October 31,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2008 through	expense	1/2	full
	October 31, 2008	April 30, 2009	April 30, 2009	October 31, 2008	April 30, 2009	April 30, 2009	ratio	year	year
Class A	$1,000.00	$1,062.50	$5.01	$1,000.00	$1,019.93	$4.90	0.98%	181	365
Class B	$1,000.00	$1,058.01	$7.65	$1,000.00	$1,017.35	$7.50	1.50	181	365
Class C	$1,000.00	$1,055.71	$10.14	$1,000.00	$1,014.92	$9.94	1.99	181	365
Class Y	$1,000.00	$1,060.45	$6.13	$1,000.00	$1,018.84	$6.01	1.20	181	365

22

The Hartford Growth Allocation Fund

The Hartford Growth Allocation Fund
(subadvised by Hartford Investment Management Company)
Performance Overview(1) 5/28/04 — 4/30/09
Growth of a $10,000 investment in Class A which includes Sales Charge
Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Investment objective — Seeks long-term capital appreciation.
Average Annual Total Returns(2,3,4) (as of 4/30/09)

	Inception	1	Since
	Date	Year	Inception

Growth Allocation A#	5/28/04	-31.13%	-0.43%
Growth Allocation A##	5/28/04	-34.92%	-1.57%
Growth Allocation B#	5/28/04	-31.66%	-1.12%
Growth Allocation B##	5/28/04	-34.95%	-1.46%
Growth Allocation C#	5/28/04	-31.63%	-1.11%
Growth Allocation C##	5/28/04	-32.29%	-1.11%
Growth Allocation I#	5/28/04	-30.93%	-0.24%
Growth Allocation R3#	5/28/04	-31.42%	-0.63%
Growth Allocation R4#	5/28/04	-31.11%	-0.43%
Growth Allocation R5#	5/28/04	-30.93%	-0.29%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4 and R5 shares will vary from results seen above due to differences in the expenses charged to these classes.

(2)	Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class A performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(4)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2009, which excludes investment transactions as of this date.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Portfolio Managers
Hugh Whelan, CFA	Edward C. Caputo, CFA
Managing Director	Vice President
How did the Fund perform?
The Class A shares of The Hartford Growth Allocation Fund returned -1.75%, before sales charge, for the six-month period ended April 30, 2009. In comparison, its benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, returned -8.53% and 7.74%, respectively, while the average return of the Lipper Mixed-Asset Target Allocation Growth Funds category, a group of funds with investment strategies similar to those of the Fund, was -1.70%.
Why did the Fund perform this way?
The U.S. recession continued to deepen during the six-month period under review. Rising unemployment weighed on personal income and spending, while first quarter industrial production posted the steepest quarterly decline in more than 30 years. However, as the six-month period drew to a close, there were some signs that perhaps the rate of economic decline was beginning to slow. Financial conditions stabilized a bit, while the Fed’s purchases of long-term Treasuries and mortgage-backed securities also provided strong support for the mortgage market, driving fixed mortgage rates lower. Generally, the Fund’s target asset allocation is set at approximately 80% equities and 20% fixed-income.
This environment initially created another difficult period for stocks, with the S&P 500 Index closing at a new low of 676.53 on March 9, down -29.30% since the start of the 6-month period. However, emergent signs of a slowdown in the economy’s free-fall helped lift the index through the remainder of the period, leaving it down “only” -8.53% for the period. The index was in the black in March and April, gaining 8.76% and 9.57%, respectively, for a gain of 29.38% from March 9 through the end of the period. Declines were widespread across most equity asset classes during the six-month period. Among the eleven equity asset classes in our

2

investment universe, emerging market stocks, EAFE small cap stocks, and U.S. midcap growth stock indices posted positive returns over the 6-month period. U.S. Real-Estate Investment Trusts (REITS) led the way lower during the period, while growth stocks continued to outperform value stocks across all market capitalization levels. International stocks outperformed U.S. stocks.
In fixed income, five and ten year Treasury yields increased during the 6-month period. Within the major sectors of the Barclays Capital U.S. Aggregate Index, investment grade credit was the top performer at 11.47%, while commercial mortgage-backed securities (CMBS) were the weakest performers at 1.32%. In the high yield asset classes, high yield bonds and emerging markets debt both outperformed the Barclays Capital U.S. Aggregate Index, while floating rate notes did not. In addition, Treasury Inflation-Protection Securities (TIPS) were the best performing investment grade asset class in our investment universe at 9.46%.
There are two main drivers of the Fund’s performance: asset allocation among various asset classes and performance of the underlying funds. With regard to asset allocation, the Fund maintains relatively fixed exposures to the equity and fixed income markets. Therefore, we seek to add value by strategically allocating within the equity and fixed income investment sub asset classes. Our asset allocation decisions over the period improved the Fund’s performance.
Concerning the Fund’s equity exposure, favorable allocations to emerging market stocks and international small cap stocks helped offset unfavorable allocations to U.S. stocks. By design, the Fund also maintains exposure to various fixed income asset classes to deliver a well diversified portfolio solution. The Fund also benefited from its allocation to TIPS.
Beyond the asset allocation decision, we also seek to add value by selecting the underlying mutual funds that will most effectively deliver the target asset class exposures. We analyze all of the funds in our investment universe, looking through each fund’s objective and stated benchmark to see what it actually holds and how it really behaves. During the period, underlying fund selection detracted from our overall performance.
During the period, the Fund continued to utilize Exchange-Traded Funds (ETFs) to obtain asset class exposures otherwise unavailable through The Hartford family of funds. Specifically, the Fund has target allocations to ETFs that provide U.S. real estate and international real estate exposure.
Whenever possible, we rely on cash flows to execute our allocation changes. That was the case during the six-month period ended April 30, and no hard rebalance (i.e. a fund rebalancing to move the underlying fund investments to their target allocation percentages) was required.
What is the outlook?
In fixed income, risk premiums (the additional compensation paid to investors to tolerate the increased level of risk in a given asset class relative to Treasuries) across most asset classes reversed course and began to contract as conditions improved and volatility declined. An onslaught of government policy, from fiscal stimulus to quantitative easing, was the primary catalyst and buyers of historically inexpensive corporate debt emerged as more market participants recognized relative value versus equities. Although risk premiums have come off their historical peak, spreads remain significantly wider (i.e. short and long term interest rates farther apart) than in prior recessions.
In equities the earnings picture is cloudy. First, earnings are falling at near record-breaking rates and all indications are that they will continue to fall. Second, the quality and reliability of the earnings reported is lower than historical standards as the gap between pro forma (“street”) earnings and GAAP (Generally Accepted Accounting Principles) earnings rose in the past several months. Third, there is little clarity in future earnings prospects as the disparity among analyst estimates for future earnings remains at elevated levels. Historically, such consensus building was a precondition to the final, sustained recovery from bear markets associated with recessions.
We believe that investors are well served by adhering to a strategic, diversified portfolio and rebalancing accordingly. We construct these portfolios based upon the long-term properties of asset classes. We look at their long-term returns, volatilities, and correlations between each other and run optimizations to build an optimal portfolio.
Composition by Underlying Fund
as of April 30, 2009

Percentage of Net
Fund Name	Assets
SPDR DJ Wilshire International Real Estate ETF	0.6%
SPDR DJ Wilshire REIT ETF	0.2
The Hartford Capital Appreciation Fund, Class Y	21.2
The Hartford Capital Appreciation II Fund, Class Y	0.2
The Hartford Disciplined Equity Fund, Class Y	3.5
The Hartford Dividend and Growth Fund, Class Y	3.3
The Hartford Equity Income Fund, Class Y	3.0
The Hartford Fundamental Growth Fund, Class Y	0.9
The Hartford Global Growth Fund, Class Y	7.1
The Hartford Growth Fund, Class Y	2.8
The Hartford Growth Opportunities Fund, Class Y	5.4
The Hartford Inflation Plus Fund, Class Y	3.8
The Hartford International Opportunities Fund, Class Y	3.9
The Hartford International Small Company Fund, Class Y	4.3
The Hartford MidCap Fund, Class Y	0.5
The Hartford Select MidCap Value Fund, Class Y	1.7
The Hartford Select SmallCap Value Fund, Class Y	4.5
The Hartford Short Duration Fund, Class Y	2.5
The Hartford Small Company Fund, Class Y	4.0
The Hartford SmallCap Growth Fund, Class Y	0.1
The Hartford Total Return Bond Fund, Class Y	11.7
The Hartford Value Fund, Class Y	14.8
Other Assets and Liabilities	0.0

Total	100.0%

3

The Hartford Growth Allocation Fund
Schedule of Investments
April 30, 2009 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES — 99.2%
EQUITY FUNDS — 81.2%
4,640	The Hartford Capital Appreciation Fund, Class Y		$114,711
97	The Hartford Capital Appreciation II Fund, Class Y •		872
2,086	The Hartford Disciplined Equity Fund, Class Y		18,924
1,328	The Hartford Dividend and Growth Fund, Class Y		18,148
1,807	The Hartford Equity Income Fund, Class Y		16,321
631	The Hartford Fundamental Growth Fund, Class Y •		4,831
3,485	The Hartford Global Growth Fund, Class Y		38,163
1,255	The Hartford Growth Fund, Class Y •		15,160
1,630	The Hartford Growth Opportunities Fund, Class Y •		29,384
2,100	The Hartford International Opportunities Fund, Class Y		21,314
2,969	The Hartford International Small Company Fund, Class Y		23,190
159	The Hartford MidCap Fund, Class Y •		2,477
1,438	The Hartford Select MidCap Value Fund, Class Y		9,042
3,697	The Hartford Select SmallCap Value Fund, Class Y		24,509
1,645	The Hartford Small Company Fund, Class Y		21,560
24	The Hartford SmallCap Growth Fund, Class Y •		434
9,967	The Hartford Value Fund, Class Y		80,331

	Total equity funds (cost $672,169)		$439,371

FIXED INCOME FUNDS — 18.0%
1,916	The Hartford Inflation Plus Fund, Class Y		$20,524
1,496	The Hartford Short Duration Fund, Class Y		13,640
6,559	The Hartford Total Return Bond Fund, Class Y		63,036

	Total fixed income funds (cost $103,624)		$97,200

	Total investments in affiliated investment companies (cost $775,793)		$536,571

EXCHANGE TRADED FUNDS — 0.8%
127	SPDR DJ Wilshire International Real Estate ETF		$3,166
30	SPDR DJ Wilshire REIT ETF		1,036

	Total exchange traded funds (cost $8,046)		$4,202

	Total long-term investments (cost $783,839)		$540,773

	Total investments (cost $783,839) ▲	100.0%	$540,773
	Other assets and liabilities	—%	(103)

	Total net assets	100.0%	$540,670

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2009, the cost of securities for federal income tax purposes was $784,390 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$710
Unrealized Depreciation	(244,327)

Net Unrealized Depreciation	$(243,617)

•	Currently non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.
FAS 157 Disclosure of Investment Valuation Hierarchy Levels

Assets:
Investment in securities — Level 1	$540,773

Total	$540,773

The accompanying notes are an integral part of these financial statements.

4

The Hartford Growth Allocation Fund
Statement of Assets and Liabilities
April 30, 2009 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at fair value (cost $8,046)	$4,202
Investments in underlying affiliated funds, at fair value (cost $775,793)	536,571
Receivables:
Investment securities sold	3
Fund shares sold	847
Dividends and interest	237
Other assets	123

Total assets	541,983

Liabilities:
Payables:
Fund shares redeemed	1,055
Investment management fees	12
Distribution fees	48
Accrued expenses	198

Total liabilities	1,313

Net assets	$540,670

Summary of Net Assets:
Capital stock and paid-in-capital	791,598
Accumulated distribution in excess of net investment income	(55)
Accumulated net realized loss on investments	(7,807)
Unrealized depreciation of investments	(243,066)

Net assets	$540,670

Shares authorized	450,000

Par value	$0.001

Class A: Net asset value per share/Maximum offering price per share	$8.04/$8.50

Shares outstanding	38,752

Net assets	$311,412

Class B: Net asset value per share	$8.01

Shares outstanding	10,378

Net assets	$83,082

Class C: Net asset value per share	$8.00

Shares outstanding	16,652

Net assets	$133,165

Class I: Net asset value per share	$8.00

Shares outstanding	178

Net assets	$1,424

Class R3: Net asset value per share	$7.98

Shares outstanding	57

Net assets	$455

Class R4: Net asset value per share	$8.00

Shares outstanding	944

Net assets	$7,547

Class R5: Net asset value per share	$8.03

Shares outstanding	447

Net assets	$3,585

The accompanying notes are an integral part of these financial statements.

5

The Hartford Growth Allocation Fund
Statement of Operations
For the Six Month Period Ended April 30, 2009 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$105
Dividends from underlying affiliated funds	8,627

Total investment income	8,732

Expenses:
Investment management fees	380
Transfer agent fees	635
Distribution fees
Class A	370
Class B	397
Class C	645
Class R3	—
Class R4	8
Custodian fees	—
Accounting services	31
Registration and filing fees	57
Board of Directors’ fees	6
Audit fees	10
Other expenses	124

Total expenses (before waivers)	2,663
Expense waivers	(138)
Transfer agent fee waivers	(12)

Total waivers	(150)

Total expenses, net	2,513

Net investment income	6,219

Net Realized Loss on Investments:
Net realized loss on investments in underlying affiliated funds	(7,231)
Net realized loss on investments in securities	(23)

Net Realized Loss on Investments	(7,254)

Net Changes in Unrealized Depreciation of Investments:
Net unrealized depreciation of investments	(13,976)

Net Changes in Unrealized Depreciation of Investments	(13,976)

Net Loss on Investments	(21,230)

Net Decrease in Net Assets Resulting from Operations	$(15,011)

The accompanying notes are an integral part of these financial statements.

6

The Hartford Growth Allocation Fund
Statement of Changes in Net Assets
(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2009	Year Ended
	(Unaudited)	October 31, 2008
Operations:
Net investment income	$6,219	$5,854
Net realized gain (loss) on investments	(7,254)	36,540
Net unrealized depreciation of investments	(13,976)	(361,257)

Net decrease in net assets resulting from operations	(15,011)	(318,863)

Distributions to Shareholders:
From net investment income
Class A	(6,850)	(17,401)
Class B	(892)	(4,046)
Class C	(1,565)	(6,814)
Class I	(34)	(31)
Class R3	(1)	(2)
Class R4	(131)	(51)
Class R5	(78)	(26)
From net realized gain on investments
Class A	(7,321)	(27,626)
Class B	(2,009)	(7,937)
Class C	(3,309)	(13,242)
Class I	(29)	(44)
Class R3	(1)	(3)
Class R4	(122)	(69)
Class R5	(66)	(38)

Total distributions	(22,408)	(77,330)

Capital Share Transactions:
Class A	4,216	50,492
Class B	(1,326)	9,391
Class C	(5,973)	14,661
Class I	199	1,089
Class R3	378	28
Class R4	3,018	6,717
Class R5	864	3,083

Net increase from capital share transactions	1,376	85,461

Net decrease in net assets	(36,043)	(310,732)
Net Assets:
Beginning of period	576,714	887,446

End of period	$540,671	$576,714

Accumulated undistributed (distribution in excess of) net investment income (loss)	$(55)	$3,277

The accompanying notes are an integral part of these financial statements.

7

The Hartford Growth Allocation Fund
Notes to Financial Statements
April 30, 2009 (Unaudited)
(000’s Omitted)
1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-two portfolios. Financial statements for The Hartford Growth Allocation Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares are sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors through advisory fee-based wrap programs. Classes R3, R4, R5 shares, which are offered to employer-sponsored retirement plans, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and except that Class B shares automatically convert to Class A shares after 8 years.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange-traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”).

Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments will be allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). After the Close Date, existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The accounting policies of the affiliated underlying funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The affiliated Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).
a)	Security Transactions and Investment Income — Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

8

Dividend income is accrued as of the ex-dividend date. Income and capital gain distributions from Underlying Funds are recorded on the ex-dividend date.

b)	Security Valuation — Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the valuation date.

The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary markets, but before the close of the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, ADR’s, exchange traded funds (“ETF’s”)) after the close of the foreign markets but before the close of the Exchange. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Debt securities (other than short-term obligations and senior floating rate interests) held by the Fund are valued on the basis of valuations furnished by an independent pricing service which determines valuations for normal institutional size trading units of debt securities. Senior floating rate interests generally trade in over-the-counter markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by the Fund’s Board of Directors. Generally, the Fund may use fair valuation in regard to debt securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that mature in 60 days or less are valued at amortized cost, which approximates market value.

Exchange traded equity securities shall be valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time. If it is not possible to determine the last reported sale price or official closing price on the relevant exchange or market at the Valuation Time, the value of the security shall be taken to be the most recent mean between bid and asked prices on such exchange or market at the Valuation Time.

Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

9

The Hartford Growth Allocation Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
Options contracts on securities, currencies, indexes, futures contracts, commodities and other instruments shall be valued at their most recent sales price at the Valuation Time on the Primary Market on which the instrument is primarily traded. If the instrument did not trade on the Primary Market, it may be valued at the most recent sales price at the Valuation Time on another exchange or market where it did trade.

Futures contracts are valued at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively. If a settlement price is not available, futures contracts will be valued at the most recent trade price as of the Valuation Time. If there were no trades, the contract shall be valued at the mean of the closing bid/ask prices as of the Valuation Time.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

A forward currency contract shall be valued based on the price of the underlying currency at the prevailing interpolated exchange rate, which is a combination of the spot currency rate and the forward currency rate. Spot currency rates and forward currency rates are obtained from an independent pricing service on a daily basis not more than one hour before the Valuation Time.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Fund’s Board of Directors.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

c)	Indexed Securities — The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund uses these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund had investments in indexed securities as of April 30, 2009, as shown on the Schedule of Investments under Exchange Traded Funds.

d)	Fund Share Valuation and Dividend Distributions to Shareholders — Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid annually. Dividends are paid on shares beginning on the business day after the day when the funds used to purchase the shares are collected by the transfer agent for the Fund. Long-term capital gains distributions received from underlying funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

10

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences include but are not limited to foreign currency gains and losses, losses deferred due to wash sales adjustments, adjustments related to Passive Foreign Investment Companies and certain derivatives, and excise tax regulations. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

e)	Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

f)	Financial Accounting Standards Board Financial Accounting Standards No. 157 — Effective November 1, 2008, the Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. Fair value is defined under FAS 157 as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Under FAS 157, a fair value measurement should reflect all of the assumptions that market participants would use in pricing the asset or liability, including assumptions about the risk inherent in a particular valuation technique, the effect of a restriction on the sale or use of an asset, and the risk of nonperformance.

Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized, per FAS 157, into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 — Quoted prices in active markets for identical securities. Level 1 includes exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•	Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 includes debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services and foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•	Level 3 — Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes and require significant management judgment or estimation. This category includes broker quoted securities, long dated OTC options and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a good representation of exit price.
Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

FAS 157 also requires that a roll forward reconciliation be shown for all Level 3 securities from the beginning of the reporting period to the end of the reporting period. Part of this reconciliation includes transfers in and/or out of Level 3. For purposes of this reconciliation, transfers in are shown at the end of period fair value and transfers out are shown at

11

The Hartford Growth Allocation Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
the beginning of period fair value. During the six-month period ended April 30, 2009, the Fund held no Level 3 securities.

FASB Staff Position No. 157-4 — In April 2009, FASB released FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP FAS 157-4”). FSP FAS 157-4 provides additional guidance on determining whether a market for a financial asset is not active and a transaction is not distressed when measuring fair value under FAS 157. The FSP also requires additional disclosure detail on debt and equity securities by major investment categories. FSP FAS 157-4 is effective for interim and annual periods ending after June 15, 2009. At this time, management is evaluating the implications of FSP FAS 157-4 and does not believe it will impact valuation but will require additional disclosure. This additional disclosure has not yet been implemented.

g)	Financial Accounting Standards Board Financial Accounting Standards No. 161 — In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires companies to disclose information detailing the objectives and strategies for using derivative instruments, the level of derivative activity entered into by the company and any credit risk-related contingent features of the agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and has not yet implemented the new disclosure standard.

h)	Indemnifications: Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
3.	Federal Income Taxes:
a)	Federal Income Taxes — For federal income tax purposes, the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and the Fund intends to distribute substantially all of its income and gains during the calendar year ending December 31, 2009. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2008	October 31, 2007
Ordinary Income	$31,057	$11,270
Long-Term Capital Gains *	46,273	14,424

*	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC code Sec. 852(b)(3)(C).

12

As of October 31, 2008, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$3,277
Undistributed Long-Term Capital Gain	$12,856
Unrealized Depreciation*	$(229,641)

Total Accumulated Deficit	$(213,508)

*	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable to the tax deferral of wash sales losses, the mark-to-market adjustment for certain derivatives in accordance with IRC Sec. 1256, the mark to market for Passive Foreign Investment Companies and basis differences in real estate investment trusts.
c)	Reclassification of Capital Accounts — In accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Fund has recorded reclassifications in its capital accounts. These reclassifications had no impact on the NAV of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. As of October 31, 2008, the Fund recorded reclassifications to increase undistributed net investment income by $24,055 and decrease accumulated net realized loss by $24,055.

d)	Financial Accounting Standards Board Interpretation No. 48 — On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. The Fund adopted FIN 48 for fiscal years beginning after December 15, 2006. Management has evaluated the implications of FIN 48 for all open tax years (tax years ended October 31, 2006 — 2008) and has determined there is no impact to the Fund’s financial statements.
4.	Expenses:
a)	Investment Management Agreements — Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with The Hartford Mutual Funds, Inc. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the six-month period ended April 30, 2009; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.08%
Over $10 billion	0.07%

13

The Hartford Growth Allocation Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
b)	Accounting Services Agreement — Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting service fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%
c)	Operating Expenses — Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the six-month period ended April 30, 2009, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5
1.50%	2.25%	2.25%	1.25%	1.81%	1.51%	1.21%
Voluntary limitations for total operating expenses include expenses incurred as the result of investing in other investment companies. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations.

d)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares — HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2009, HIFSCO received front-end load sales charges of $894 and contingent deferred sales charges of $144 from the Fund.

The Fund has adopted Distribution and Service Plans in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Funds provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized
12b-1 payments of only up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2009, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $60. These commissions are in turn paid to sales representatives of the broker/dealers.

14

e)	Other Related Party Transactions — Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2009, a portion of the Fund’s chief compliance officer’s salary was paid by the Fund in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO was compensated $633 for providing such services. These fees are accrued daily and paid monthly.
5.	Investment Transactions:

For the six-month period ended April 30, 2009, the Fund’s aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$22,894
Sales Proceeds Excluding U.S. Government Obligations	37,141
6.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2009 and the year ended October 31, 2008:

	For the Six-Month Period Ended April 30, 2009					For the Year Ended October 31, 2008
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	5,116	1,811	(6,545)	—	382	8,156	3,356	(7,836)	—	3,676
Amount	$39,217	$13,786	$(48,787)	$—	$4,216	$95,331	$43,714	$(88,553)	$—	$50,492
Class B
Shares	691	372	(1,260)	—	(197)	1,707	883	(1,974)	—	616
Amount	$5,210	$2,803	$(9,339)	$—	$(1,326)	$20,111	$11,427	$(22,147)	$—	$9,391
Class C
Shares	1,879	587	(3,329)	—	(863)	4,885	1,351	(5,357)	—	879
Amount	$14,285	$4,415	$(24,673)	$—	$(5,973)	$56,954	$17,474	$(59,767)	$—	$14,661
Class I
Shares	32	8	(15)	—	25	122	6	(30)	—	98
Amount	$249	$63	$(113)	$—	$199	$1,352	$75	$(338)	$—	$1,089
Class R3
Shares	55	—	(4)	—	51	3	—	(1)	—	2
Amount	$409	$2	$(33)	$—	$378	$30	$5	$(7)	$—	$28
Class R4
Shares	460	34	(114)	—	380	707	9	(174)	—	542
Amount	$3,567	$253	$(802)	$—	$3,018	$8,547	$120	$(1,950)	$—	$6,717
Class R5
Shares	149	19	(60)	—	108	320	5	(40)	—	285
Amount	$1,126	$144	$(406)	$—	$864	$3,486	$65	$(468)	$—	$3,083
The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued and Class B shares redeemed) for the six-month period ended April 30, 2009 and the year ended October 31, 2008:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2009	75	$562
For the Year Ended October 31, 2008	110	$1,271

15

The Hartford Growth Allocation Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
7.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. During the six-month period ended April 30, 2009, the Fund did not have any borrowings under this facility.

16

The Hartford Growth Allocation Fund
Financial Highlights — (Unaudited)

	— Selected Per-Share Data — (a)											— Ratios and Supplemental Data —
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
															Net Assets		Net Assets		Net Assets
															Before		After		After
				Net											Waivers		Waivers		Waivers
				Realized											and		and		and
				and Un-			Distrib-			Net					Reimburse-		Reimburse-		Reimburse-		Ratio of
		Net	Pay-	realized		Dividends	utions			Increase	Net			Net	ments and		ments and		ments and		Net Invest-		Port-
	Net Asset	Invest-	ments	Gain		from Net	from	Distri-		(Decrease)	Asset			Assets at	Including		Including		Excluding		ment		folio
	Value at	ment	from	(Loss) on	Total from	Invest-	Realized	butions	Total	in Net	Value at			End of	Expenses		Expenses		Expenses		Income to		Turn-
	Beginning	Income	(to)	Invest-	Investment	ment	Capital	from	Distri-	Asset	End of	Total		Period	not Subject		not Subject		not Subject		Average		over
Class	of Period	(Loss)	Affiliate	ments	Operations	Income	Gains	Capital	butions	Value	Period	Return(b)		(000's)	to Cap(c)		to Cap(c)		to Cap(c)		Net Assets		Rate(d)
For the Six-Month Period Ended April 30, 2009 (Unaudited) (e)
A	$8.58	$0.10	$—	$(0.28)	$(0.18)	$(0.17)	$(0.19)	$—	$(0.36)	$(0.54)	$8.04	(1.75)	%(f)	$311,412	0.72	%(g)	0.68	%(g)	0.68	%(g)	2.71	%(g)	4%
B	8.48	0.07	—	(0.27)	(0.20)	(0.08)	(0.19)	—	(0.27)	(0.47)	8.01	(2.08	) (f)	83,082	1.56	(g)	1.40	(g)	1.40	(g)	1.99	(g)	—
C	8.48	0.07	—	(0.27)	(0.20)	(0.09)	(0.19)	—	(0.28)	(0.48)	8.00	(2.13	) (f)	133,165	1.47	(g)	1.43	(g)	1.43	(g)	1.98	(g)	—
I	8.57	0.11	—	(0.27)	(0.16)	(0.22)	(0.19)	—	(0.41)	(0.57)	8.00	(1.60	) (f)	1,424	0.31	(g)	0.31	(g)	0.31	(g)	2.95	(g)	—
R3	8.51	0.03	—	(0.22)	(0.19)	(0.15)	(0.19)	—	(0.34)	(0.53)	7.98	(1.92	) (f)	455	1.20	(g)	0.90	(g)	0.90	(g)	0.91	(g)	—
R4	8.56	0.09	—	(0.27)	(0.18)	(0.19)	(0.19)	—	(0.38)	(0.56)	8.00	(1.82	) (f)	7,547	0.64	(g)	0.64	(g)	0.64	(g)	2.38	(g)	—
R5	8.60	0.11	—	(0.28)	(0.17)	(0.21)	(0.19)	—	(0.40)	(0.57)	8.03	(1.62	) (f)	3,585	0.34	(g)	0.34	(g)	0.34	(g)	2.85	(g)	—
For the Year Ended October 31, 2008
A	14.51	0.14	—	(4.81)	(4.67)	(0.47)	(0.79)	—	(1.26)	(5.93)	8.58	(35.00)		329,312	0.59		0.59		0.59		1.06		13
B	14.37	0.03	—	(4.74)	(4.71)	(0.39)	(0.79)	—	(1.18)	(5.89)	8.48	(35.52)		89,717	1.41		1.41		1.41		0.26		—
C	14.37	0.04	—	(4.75)	(4.71)	(0.39)	(0.79)	—	(1.18)	(5.89)	8.48	(35.50)		148,584	1.34		1.34		1.34		0.34		—
I	14.49	0.37	—	(4.98)	(4.61)	(0.52)	(0.79)	—	(1.31)	(5.92)	8.57	(34.75)		1,310	0.23		0.23		0.23		0.97		—
R3	14.46	0.18	—	(4.87)	(4.69)	(0.47)	(0.79)	—	(1.26)	(5.95)	8.51	(35.32)		49	1.06		1.06		1.06		0.34		—
R4	14.51	0.43	—	(5.08)	(4.65)	(0.51)	(0.79)	—	(1.30)	(5.95)	8.56	(34.95)		4,825	0.59		0.59		0.59		0.17		—
R5	14.54	0.46	—	(5.09)	(4.63)	(0.52)	(0.79)	—	(1.31)	(5.94)	8.60	(34.78)		2,917	0.30		0.30		0.30		0.63		—
For the Year Ended October 31, 2007
A	12.66	0.14	—	2.23	2.37	(0.24)	(0.28)	—	(0.52)	1.85	14.51	19.35		503,345	0.60		0.60		0.60		0.93		39
B	12.57	0.04	—	2.21	2.25	(0.17)	(0.28)	—	(0.45)	1.80	14.37	18.40		143,140	1.41		1.32		1.32		0.22		—
C	12.57	0.05	—	2.20	2.25	(0.17)	(0.28)	—	(0.45)	1.80	14.37	18.44		238,997	1.34		1.31		1.31		0.25		—
I	12.67	0.26	—	2.14	2.40	(0.30)	(0.28)	—	(0.58)	1.82	14.49	19.71		804	0.23		0.23		0.23		0.58		—
R3(h)	12.59	(0.02)	—	1.89	1.87	—	—	—	—	1.87	14.46	14.85	(f)	53	0.95	(g)	0.93	(g)	0.93	(g)	(0.26	) (g)	—
R4(i)	12.59	—	—	1.92	1.92	—	—	—	—	1.92	14.51	15.25	(f)	325	0.66	(g)	0.65	(g)	0.65	(g)	(0.01	) (g)	—
R5(j)	12.59	—	—	1.95	1.95	—	—	—	—	1.95	14.54	15.49	(f)	782	0.38	(g)	0.38	(g)	0.38	(g)	0.25	(g)	—
For the Year Ended October 31, 2006
A	11.27	0.07	—	1.46	1.53	(0.13)	(0.01)	—	(0.14)	1.39	12.66	13.64		370,088	0.69		0.67		0.67		0.49		13
B	11.19	0.03	—	1.42	1.45	(0.06)	(0.01)	—	(0.07)	1.38	12.57	12.96		107,818	1.51		1.32		1.32		(0.15)		—
C	11.19	0.03	—	1.42	1.45	(0.06)	(0.01)	—	(0.07)	1.38	12.57	12.96		181,434	1.44		1.32		1.32		(0.16)		—
I(k)	12.16	(0.01)	—	0.52	0.51	—	—	—	—	0.51	12.67	4.19	(f)	10	0.66	(g)	0.42	(g)	0.42	(g)	0.16	(g)	—
For the Year Ended October 31, 2005
A	10.36	0.05	—	0.89	0.94	(0.03)	—	—	(0.03)	0.91	11.27	9.12		205,331	0.72		0.64		0.64		0.42		1
B	10.34	(0.01)	—	0.87	0.86	(0.01)	—	—	(0.01)	0.85	11.19	8.37		65,739	1.53		1.29		1.29		(0.23)		—
C	10.33	(0.01)	—	0.88	0.87	(0.01)	—	—	(0.01)	0.86	11.19	8.47		100,339	1.47		1.29		1.29		(0.23)		—
From (commencement of operations) May 28, 2004, through October 31, 2004
A(l)	10.00	—	—	0.36	0.36	—	—	—	—	0.36	10.36	3.60	(f)	43,279	0.72	(g)	0.63	(g)	0.63	(g)	0.13	(g)	—
B(m)	10.00	(0.01)	—	0.35	0.34	—	—	—	—	0.34	10.34	3.40	(f)	14,177	1.52	(g)	1.28	(g)	1.28	(g)	(0.53	) (g)	—
C(n)	10.00	(0.01)	—	0.34	0.33	—	—	—	—	0.33	10.33	3.30	(f)	21,221	1.44	(g)	1.28	(g)	1.28	(g)	(0.52	) (g)	—

(a)	Information presented relates to a share outstanding throughout the indicated period.

(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Expense ratios do not include expenses of the Underlying Funds.

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	Per share amounts have been calculated using average shares outstanding method.

(f)	Not annualized.

(g)	Annualized.

(h)	Commenced operations on December 22, 2006.

(i)	Commenced operations on December 22, 2006.

(j)	Commenced operations on December 22, 2006.

(k)	Commenced operations on August 31, 2006.

(l)	Commenced operations on May 28, 2004.

(m)	Commenced operations on May 28, 2004.

(n)	Commenced operations on May 28, 2004.

17

The Hartford Growth Allocation Fund
Directors and Officers (Unaudited)
The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.
Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and three of the Fund’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which collectively consist of 100 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.
The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.
Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its officers or directors who are employed by The Hartford.
Non-Interested Directors
Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.
Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.
Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies.
Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee is Chairman and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions. Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm, from August 2004 to August 2005. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).
William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

18

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.
Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.
Interested Directors and Officers
Thomas M. Marra* (1958) Director since 2002
Mr. Marra has served as President and Chief Operating Officer of The Hartford Financial Services Group, Inc. (“The Hartford”) since 2007. Mr. Marra currently serves as Director of Hartford Life, Inc. (“HL, Inc.”). Mr. Marra served as Chief Operating Officer of Hartford Life Insurance Company, Inc. (“Hartford Life”) (2000-2008), as President of Hartford Life (2002-2008) and as Director of Hartford Life’s Investment Products Division from 1998 to 2000.

*	On February 24, 2009, The Hartford and Mr. Marra determined to enter into a mutually agreed separation whereby Mr. Marra will retire, and his role as an executive officer and employee of The Hartford will terminate, effective July 3, 2009. Mr. Marra will resign his position as a Director of the Fund effective June 25, 2009.
Lowndes A. Smith (1939) Director since 2002, Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.
John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as Chief Executive Officer, President and Director of HL, Inc. Mr. Walters previously served as President of the U.S. Wealth Management Division of Hartford Life, Inc., as Co-Chief Operating Officer of Hartford Life Insurance Company (2007-2008) and as Executive Vice President and Director of its Investment Products Division (2000-2008). Mr. Walters also serves as Chairman of the Board, Chief Executive Officer, President and Director of Hartford Life Insurance Company and as Executive Vice President of The Hartford. In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”).

*	Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 — 2009).
Other Officers
Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 — 2009))

Mr. Arena serves as Executive Vice President of Hartford Life Insurance Company, (“Hartford Life”). Additionally, Mr. Arena is Director and Senior Vice President of Hartford Administrative Services Company, (“HASCO”), Manager, Chief Executive Officer and President of Hartford Investment Financial Services, LLC (“HIFSCO”) and HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division. Mr. Arena joined American Skandia in 1996.
Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.
Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006 and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury, (the “Treasury”), from 2001 to 2006 where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network, (“FinCEN”) from 2005 — 2006.

19

The Hartford Growth Allocation Fund
Directors and Officers (Unaudited) — (continued)
Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life Insurance Company. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.
Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant General Counsel and Assistant Vice President of The Hartford and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, Assistant Vice President of Hartford Life, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.
Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life and as Director of its Investment Advisory Group in the Individual Markets Group segment. He also serves as Senior Vice President of HIFSCO and HL Advisors. Prior to joining The Hartford in 2004, Mr. Meyer was with MassMutual which he joined in 1987.
D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life where he serves as Director of mutual fund product management for The Hartford’s mutual funds and 529 college savings businesses. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.
Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 — 2007.
HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2008 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

20

The Hartford Growth Allocation Fund
Expense Example (Unaudited)
Your Fund’s Expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2008 through April 30, 2009.
Actual Expenses
The first column of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	October 31, 2008	Beginning	Ending Account	October 31,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2008 through	expense	1/2	full
	October 31, 2008	April 30, 2009	April 30, 2009	October 31, 2008	April 30, 2009	April 30, 2009	ratio	year	year
Class A	$1,000.00	$982.45	$3.34	$1,000.00	$1,021.42	$3.40	0.68%	181	365
Class B	$1,000.00	$979.19	$6.87	$1,000.00	$1,017.85	$7.00	1.40	181	365
Class C	$1,000.00	$978.72	$7.01	$1,000.00	$1,017.70	$7.15	1.43	181	365
Class I.	$1,000.00	$984.04	$1.52	$1,000.00	$1,023.25	$1.55	0.31	181	365
Class R3	$1,000.00	$980.81	$4.42	$1,000.00	$1,020.33	$4.50	0.90	181	365
Class R4	$1,000.00	$981.83	$3.14	$1,000.00	$1,021.62	$3.20	0.64	181	365
Class R5	$1,000.00	$983.84	$1.67	$1,000.00	$1,023.10	$1.70	0.34	181	365

21

The Hartford High Yield Fund

The Hartford High Yield Fund
(subadvised by Hartford Investment Management Company)
Performance Overview(1) 4/30/99 — 4/30/09
Growth of a $10,000 investment in Class A which includes Sales Charge
Barclays Capital U. S. Corporate High Yield Bond Index is an unmanaged broad-based market value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the SEC.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Investment objective — Seeks high current income. Growth of capital is a secondary objective.
Average Annual Total Returns(2,3,4) (as of 4/30/09)

	Inception	1	5	10	Since
	Date	Year	Year	Year	Inception

High Yield A#	9/30/98	-15.87%	0.68%	1.94%	2.59%
High Yield A##	9/30/98	-19.65%	-0.25%	1.47%	2.14%
High Yield B#	9/30/98	-16.36%	-0.04%	NA*	NA*
High Yield B##	9/30/98	-20.19%	-0.33%	NA*	NA*
High Yield C#	9/30/98	-16.54%	0.00%	1.24%	1.88%
High Yield C##	9/30/98	-17.31%	0.00%	1.24%	1.88%
High Yield I#	9/30/98	-15.49%	0.83%	2.02%	2.66%
High Yield R3#	9/30/98	-16.09%	0.79%	2.19%	2.86%
High Yield R4#	9/30/98	-15.84%	0.93%	2.26%	2.93%
High Yield R5#	9/30/98	-15.67%	1.03%	2.31%	2.98%
High Yield Y#	9/30/98	-15.59%	1.09%	2.34%	3.00%

#	Without sales charge

##	With sales charge

NA	Not Applicable

*	10 year and inception returns are not applicable for Class B because after 8 years Class B converts to Class A.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(3)	Class I shares commenced operations on 5/31/07. Performance prior to 5/31/07 reflects Class A performance. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class A performance.

(4)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2009, which excludes investment transactions as of this date.

Portfolio Managers
Mark Niland, CFA	James Serhant, CFA
Managing Director	Senior Vice President, Senior Investment Analyst
How did the Fund perform?
The Class A shares of The Hartford High Yield Fund returned 8.94%, before sales charge, for the six-month period ended April 30, 2009. In comparison, its benchmark, the Barclays Capital U.S. Corporate High Yield Bond Index returned 16.02% while the average return of the Lipper High Current Yield Funds category, a group of funds with investment strategies similar to those of the Fund, was 9.13%.
Why did the Fund perform this way?
The Fund underperformed its benchmark during the period due to both sector and security selection. The Fund maintained a more defensive posture with respect to both of these, favoring defensive sectors such as Healthcare, Consumer Staples and Cable at the expense of cyclical and out-of-favor sectors, and shorter-duration securities where refinancing visibility was strong. Specifically, the Fund was underweight the benchmark in the Financial Sector, which grew from just around 6% of the benchmark at the end of October 2008 to just over 11% as of April 30, 2009. This was driven primarily by fallen angels (securities that were investment-

2

grade when issued but have since been downgraded). These securities are primarily the subordinated issues of household-name banks which entered the index at depressed prices and then rallied in the beginning of 2009.
Other sector underweights that created a drag on performance were Automotive and Retail, where our defensive security selection compounded a lower overall allocation to these sectors, which also rallied from previously depressed prices. The Fund’s higher quality bias is also shown in its CCC rated (S&P) allocation, which has remained steady in the 15-18% range while the Index’s CCC-exposure has grown from 20% to 25%. This has hurt the Fund’s benchmark relative (i.e. performance of the Fund as measured against the benchmark) performance as CCC-credits have outperformed thus far in 2009, with this segment of the index up 25% vs. 16.02% in the Barclays Capital U. S. Corporate High Yield Bond Index overall.
What is the outlook?
We expect corporate credit defaults to head higher, though a re-opening of the Corporate Bond Markets to corporate issuers has allowed some companies that were on the brink of default to meet upcoming maturities through re-financing in the public debt markets, thereby forestalling some defaults that looked imminent when the markets were shut in late 2008.
While the re-opening of the Corporate Bond Markets is a welcome sign to the broader economy, we believe there is risk inherent in the over-supply of newly issued bonds in the market as nearly every company that needs to re-finance debt over the next couple of years is looking to extend the maturity profile of its debt obligations with the resurgent demand.
This risk is exemplified by the disappearance of new-issue premiums (i.e. a company’s new bonds price with a higher yield than its existing bonds), as the pendulum has swung in favor of issuers of debt rather than investors. In the absence of a company’s ability to access the new issue market, High Yield issuers will likely continue to seek to exchange near-term maturities for longer-dated debt that is placed higher in a company’s capital structure.
The financial and consumer discretionary sectors have come very far, very fast, and it seems reasonable that in the face of a still uncertain economy, there could be a pull-back. The coming second quarter 2009 earnings season will shed important light on the outlook for economic activity. In this type of environment, there will certainly be some additional volatility in the price performance of high yield bonds, but also pockets of opportunity.
Distribution by Credit Quality
as of April 30, 2009

Percentage of
Long-Term
Rating	Holdings
A	0.2%
BBB	5.5
BB	32.3
B	43.4
CCC	15.6
CC	0.1
D	2.6
Not Rated	0.3

Total	100.0%

Diversification by Industry
as of April 30, 2009

Percentage of
Industry	Net Assets
Basic Materials	6.6%
Capital Goods	1.3
Consumer Cyclical	10.4
Consumer Staples	4.7
Energy	8.9
Finance	6.1
Health Care	10.8
Services	13.5
Technology	23.4
Transportation	2.0
Utilities	6.5
Short-Term Investments	8.3
Other Assets and Liabilities	(2.5)

Total	100.0%

Distribution by Security Type
as of April 30, 2009

Percentage of
Category	Net Assets
Asset & Commercial Mortgage Backed Securities	0.2%
Common Stocks	0.0
Corporate Bonds: Investment Grade	6.4
Corporate Bonds: Non-Investment Grade	79.7
Preferred Stock	0.0
Senior Floating Rate Interests: Non-Investment Grade	7.9
Warrant	0.0
Short-Term Investments	8.3
Other Assets and Liabilities	(2.5)

Total	100.0%

3

The Hartford High Yield Fund
Schedule of Investments
April 30, 2009 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES -0.2%
	Finance - 0.2%
	CBA Commercial Small Balance Commercial Mortgage
$5,856	9.75%, 01/25/2039 ⌂►	$586
	Soundview NIM Trust
920	8.25%, 12/25/2036 ⌂•	—

		586

	Total asset & commercial mortgage backed securities (cost $1,429)	$586

CORPORATE BONDS: INVESTMENT GRADE - 6.4%
	Basic Materials - 1.1%
	Freeport-McMoRan Copper & Gold, Inc.
$850	6.88%, 02/01/2014 ‡	$841
1,020	8.25%, 04/01/2015	1,005
	Rio Tinto Finance USA, Ltd.
1,000	8.95%, 05/01/2014 ‡	1,035

		2,881

	Consumer Cyclical - 0.5%
	Phillips Van-Heusen Corp.
1,895	7.75%, 11/15/2023 ‡	1,294

	Consumer Staples - 0.5%
	Anheuser-Busch InBev N.V.
1,200	7.75%, 01/15/2019 ■‡	1,256

	Finance - 0.7%
	Goldman Sachs Capital Trust II
3,700	5.79%, 06/01/2012 ‡♠Δ	1,830

	Services - 1.6%
	Allied Waste North America, Inc.
820	6.88%, 06/01/2017 ‡	796
2,425	7.88%, 04/15/2013 ‡	2,461
	Wynn Las Vegas LLC
1,235	6.63%, 12/01/2014	1,025

		4,282

	Technology - 1.3%
	Qwest Corp.
4,980	7.25%, 10/15/2035	3,548

	Transportation - 0.4%
	American Airlines, Inc.
1,200	7.86%, 10/01/2011	996

	Utilities - 0.3%
	Williams Partners L.P.
805	7.25%, 02/01/2017	729

	Total corporate bonds: investment grade (cost $17,056)	$16,816

CORPORATE BONDS: NON-INVESTMENT GRADE - 79.7%
	Basic Materials - 5.5%
	Cenveo, Inc.
$1,000	10.50%, 08/15/2016 ■	670
	Crown Americas, Inc.
850	7.63%, 11/15/2013	859
	Georgia-Pacific Corp.
2,950	7.00%, 01/15/2015 ■	2,802
	Georgia-Pacific LLC
1,130	8.25%, 05/01/2016 ■	1,130
725	9.50%, 12/01/2011	738
	Goodyear Tire & Rubber Co.
2,000	6.32%, 12/01/2009 Δ	1,973
	Graham Packaging Co., Inc.
1,790	8.50%, 10/15/2012	1,539
	Huntsman International LLC
675	7.38%, 01/01/2015	439
520	7.88%, 11/15/2014	343
	Nalco Co.
925	7.75%, 11/15/2011	934
	Owens-Brockway Glass Container, Inc.
825	8.25%, 05/15/2013	837
	Peabody Energy Corp.
980	6.88%, 03/15/2013	960
	Potlatch Corp.
650	13.00%, 12/01/2009 ⌂Δ	675
	Valmont Industries, Inc.
725	6.88%, 05/01/2014	681

		14,580

	Capital Goods - 1.3%
	L-3 Communications Corp.
2,300	6.13%, 07/15/2013 - 01/15/2014	2,192
	Transdigm, Inc.
1,290	7.75%, 07/15/2014	1,261

		3,453

	Consumer Cyclical - 8.5%
	Albertson’s, Inc.
1,290	7.50%, 02/15/2011	1,287
	Alliance One International, Inc.
905	8.50%, 05/15/2012	805
	Amerigas Partners L.P.
650	7.13%, 05/20/2016	629
755	7.25%, 05/20/2015	738
	Aramark Corp.
2,730	5.00%, 06/01/2012	2,423
	D.R. Horton, Inc.
2,965	4.88%, 01/15/2010	2,921
	Dollarama Group L.P.
1,540	8.88%, 08/15/2012	1,463
	ESCO Corp.
2,060	8.63%, 12/15/2013 ■	1,669
	Ingles Markets, Inc.
1,100	8.88%, 05/15/2017 *	1,062
	KB Home & Broad Home Corp.
1,625	6.38%, 08/15/2011	1,552
	Pulte Homes, Inc.
1,825	7.88%, 08/01/2011	1,820
	SGS International, Inc.
1,825	12.00%, 12/15/2013	970
	Stater Brothers Holdings, Inc.
1,080	8.13%, 06/15/2012	1,066
The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS: NON-INVESTMENT GRADE — 79.7% — (continued)
	Consumer Cyclical — 8.5% — (continued)
	Supervalu, Inc.
$3,040	7.50%, 11/15/2014	$2,949
665	8.00%, 05/01/2016	645
	United Components, Inc.
985	9.38%, 06/15/2013	542

		22,541

	Consumer Staples — 3.4%
	Appleton Papers, Inc.
1,170	8.13%, 06/15/2011	702
	Constellation Brands, Inc.
1,905	8.38%, 12/15/2014	1,924
	Dean Foods Co.
1,025	7.00%, 06/01/2016	999
	Dean Holding Co.
950	6.63%, 05/15/2009	950
	Dole Food Co., Inc.
1,145	13.88%, 03/15/2014 ■	1,205
	SPX Corp.
950	7.63%, 12/15/2014	938
	Tyson Foods, Inc.
2,225	10.50%, 03/01/2014 ■	2,325

		9,043

	Energy — 8.4%
	Chesapeake Energy Corp.
2,350	7.00%, 08/15/2014	2,168
1,590	7.63%, 07/15/2013	1,518
	Encore Acquisition Co.
1,250	7.25%, 12/01/2017	1,038
	Ferrellgas Partners L.P.
1,235	6.75%, 05/01/2014 ■	1,115
1,700	8.75%, 06/15/2012	1,556
	Inergy L.P.
2,240	8.25%, 03/01/2016	2,223
810	8.75%, 03/01/2015 ■	814
	Newfield Exploration Co.
1,300	6.63%, 09/01/2014	1,196
	Petrohawk Energy Corp.
1,700	9.13%, 07/15/2013	1,666
	Plains Exploration & Production Co.
850	7.63%, 06/01/2018	737
840	7.75%, 06/15/2015	769
	Sonat, Inc.
4,340	7.63%, 07/15/2011	4,296
	Targa Resources Partners
1,300	8.25%, 07/01/2016 ■	1,027
	Tesoro Corp.
2,550	6.63%, 11/01/2015	2,142

		22,265

	Finance — 5.1%
	American Real Estate Partners L.P.
1,230	7.13%, 02/15/2013	1,033
	Ford Motor Credit Co.
4,930	5.70%, 01/15/2010	4,634
	Hub International Holdings, Inc.
1,415	9.00%, 12/15/2014 ■	984
	LPL Holdings, Inc.
4,005	10.75%, 12/15/2015 ■	3,484
	Rent-A-Center, Inc.
1,055	7.50%, 05/01/2010	1,058
	United Rentals North America, Inc.
1,150	6.50%, 02/15/2012	1,029
	Yankee Acquisition Corp.
1,500	8.50%, 02/15/2015	1,058

		13,280

	Health Care — 8.9%
	Biomet, Inc.
1,670	10.38%, 10/15/2017	1,607
	HCA, Inc.
3,864	7.88%, 02/01/2011	3,787
980	8.50%, 04/15/2019 ■	986
4,380	9.25%, 11/15/2016	4,336
	HealthSouth Corp.
1,300	10.75%, 06/15/2016	1,326
	IASIS Healthcare Capital Corp.
1,995	8.75%, 06/15/2014	1,960
	Invacare Corp.
1,820	9.75%, 02/15/2015	1,834
	Multiplan Corp.
2,005	10.38%, 04/15/2016 ■	1,764
	Psychiatric Solutions, Inc.
2,490	7.75%, 07/15/2015	2,278
	Reable Therapeutics Finance LLC
1,480	11.75%, 11/15/2014	955
	Skilled Healthcare Group, Inc.
840	11.00%, 01/15/2014	872
	Warner Chilcott Corp.
1,930	8.75%, 02/01/2015	1,896

		23,601

	Services — 10.1%
	Affinion Group, Inc.
4,510	11.50%, 10/15/2015	3,247
	AMC Entertainment, Inc.
1,235	11.00%, 02/01/2016	1,210
	Corrections Corp. of America
1,165	6.25%, 03/15/2013	1,121
	DirecTV Holdings LLC
775	7.63%, 05/15/2016	767
1,420	8.38%, 03/15/2013	1,441
	Echostar DBS Corp.
1,380	7.75%, 05/31/2015	1,311
	FireKeepers Development Authority
1,120	13.88%, 05/01/2015 ■	806
	Harland Clarke Holdings
2,020	9.50%, 05/15/2015	1,212
	Iron Mountain, Inc.
2,020	8.00%, 06/15/2020	1,949
	MGM Mirage, Inc.
2,800	6.00%, 10/01/2009	2,352
	Pinnacle Entertainment, Inc.
1,630	8.75%, 10/01/2013	1,573
	Sheridan Group, Inc.
1,600	10.25%, 08/15/2011 ⌂	992
	SunGard Data Systems, Inc.
1,213	10.25%, 08/15/2015	1,055
	TL Acquisitions, Inc.
1,780	10.50%, 01/15/2015 ■	1,211
	US Oncology, Inc.
1,035	9.00%, 08/15/2012	1,020
The accompanying notes are an integral part of these financial statements.

5

The Hartford High Yield Fund
Schedule of Investments — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS: NON-INVESTMENT GRADE — 79.7% — (continued)
	Services - 10.1% — (continued)
	Videotron Ltee
$1,735	6.88%, 01/15/2014	$1,685
900	9.13%, 04/15/2018 ■	935
	Virgin Media, Inc.
2,290	6.50%, 11/15/2016۞■	1,669
	West Corp.
1,200	9.50%, 10/15/2014	1,041

		26,597

	Technology - 20.7%
	Canwest MediaWorks L.P.
1,800	9.25%, 08/01/2015 ■	166
	Charter Communications Operating LLC
3,755	8.00%, 04/30/2012 ■Ψ	3,530
2,910	10.88%, 09/15/2014 ■Ψ	2,895
	Citizens Communications Co.
920	7.88%, 01/15/2027	717
	Cricket Communications, Inc.
2,015	9.38%, 11/01/2014	1,995
	CSC Holdings, Inc.
3,760	7.63%, 04/01/2011	3,760
2,800	8.50%, 04/15/2014 ■	2,856
	DaVita, Inc.
1,100	6.63%, 03/15/2013	1,081
	Frontier Communications Corp.
2,030	8.25%, 05/01/2014	1,994
	General Cable Corp.
1,350	7.13%, 04/01/2017	1,175
	Intelsat Jackson Holdings Ltd.
3,280	11.50%, 06/15/2016 ■	3,231
	Intelsat Subsidiary Holding Co.
3,405	8.50%, 01/15/2013 ■	3,371
3,700	8.88%, 01/15/2015 ■	3,644
	Lender Process Services
1,025	8.13%, 07/01/2016	1,015
	Level 3 Financing, Inc.
4,085	12.25%, 03/15/2013	3,687
	Mediacom LLC
3,525	7.88%, 02/15/2011	3,490
	MetroPCS Wireless, Inc.
2,060	9.25%, 11/01/2014	2,063
	Qwest Communications International, Inc.
415	7.50%, 02/15/2014	385
	Sanmina-Sci Corp.
1,430	4.07%, 06/15/2014 ■Δ	987
	Seagate Technology International
2,255	10.00%, 05/01/2014 *■	2,221
	Sprint Capital Corp.
2,985	8.38%, 03/15/2012	2,862
4,200	8.75%, 03/15/2032	3,192
	Wind Acquisition Finance S.A.
1,200	10.75%, 12/01/2015 ■	1,248
	Windstream Corp.
2,995	8.63%, 08/01/2016	2,980

		54,545

	Transportation - 1.6%
	Bristow Group, Inc.
1,290	7.50%, 09/15/2017	1,045
	Continental Airlines, Inc.
481	6.80%, 08/02/2018	327
994	7.03%, 06/15/2011	815
1,602	7.37%, 12/15/2015	993
	Kansas City Southern De Mexico S.A.
655	12.50%, 04/01/2016 ■	632
	United Air Lines, Inc.
348	7.19%, 04/01/2011	334

		4,146

	Utilities - 6.2%
	AES Corp.
1,875	8.00%, 10/15/2017	1,716
	Atlas Pipeline Partners L.P.
1,600	8.13%, 12/15/2015	968
	Copano Energy LLC
1,135	8.13%, 03/01/2016	1,033
	Kinder Morgan, Inc.
1,300	6.50%, 09/01/2012	1,254
	Mirant North America LLC
2,400	7.38%, 12/31/2013	2,310
	NRG Energy, Inc.
4,550	7.25%, 02/01/2014	4,391
	Reliant Energy, Inc.
2,700	6.75%, 12/15/2014	2,606
451	9.24%, 07/02/2017	426
	Texas Competitive Electric Co.
3,185	10.25%, 11/01/2015	1,807

		16,511

	Total corporate bonds: non-investment grade (cost $211,594)	$210,562

SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE - 7.9%
	Consumer Cyclical - 1.4%
	Hanesbrands, Inc.
$1,100	4.84%, 03/05/2014 ±	$973
1,594	5.80%, 09/05/2011 *±	1,555
	Lear Corp.
2,792	3.21%, 04/25/2012 *±	1,166

		3,694

	Consumer Staples - 0.8%
	Dole Food Co., Inc.
86	1.14%, 04/12/2013 ±	81
150	7.96%, 04/12/2013 ±	142
558	7.97%, 04/12/2013 ±	529
	WM Wrigley Jr. Co.
1,333	6.50%, 10/06/2014 *±	1,332

		2,084

	Energy - 0.5%
	Lyondell Chemical Co.
696	5.25%, 12/15/2009 *±Ψ	706
	Turbo Beta Ltd.
1,262	14.50%, 03/12/2018 ±⌂†	555

		1,261

	Finance - 0.1%
	Amerigroup Corp.
355	2.44%, 03/26/2012 ±	342

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount			Market Value ╪
SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE ♦ — 7.9% — (continued)
	Health Care - 1.9%
	Fresenius SE
$1,800	6.75%, 10/01/2014 *±		$1,791
	IASIS Healthcare Capital Corp.
2,192	6.29%, 06/13/2014 *±		1,132
	Inverness Medical Innovation, Inc.
1,291	4.74%, 06/26/2015 *±		1,123
	Life Technologies Corp.
1,107	5.25%, 11/23/2015 ±		1,102

			5,148

	Services — 1.8%
	Marquee Holdings, Inc.
2,797	6.32%, 06/13/2012 *±		1,721
	Venetian Macau Ltd.
419	2.68%, 05/25/2012 ±		304
	Venetian Macau Ltd., Incremental Term Loan B
297	2.68%, 05/25/2013 ±		215
	Venetian Macau Ltd., Term Loan
726	2.68%, 05/25/2013 ±		526
	WideOpenWest Finance LLC
1,484	7.49%, 06/29/2015 ±		560
	Yonkers Racing Corp.
1,434	10.50%, 08/12/2011 *±		1,394

			4,720

	Technology — 1.4%
	Freescale Semiconductor, Inc.
1,494	12.50%, 12/15/2014 *±		995
	Infor Lux Bond Co.
1,776	8.43%, 09/02/2014 ±⌂		169
	Level 3 Communications Corp.
700	11.50%, 03/13/2014 *±		711
	Mediacom Broadband LLC
436	1.83%, 03/31/2010 ±		425
	Wind Acquisitions Holdings Finance S.A.
1,750	8.36%, 12/12/2011 ±		1,400

			3,700

	Total senior floating rate interests: non-investment grade (cost $26,151)		$20,949

COMMON STOCKS — 0.0%
	Telecommunication Services — 0.0%
1	AboveNet, Inc. ⌂•		$37
—	XO Holdings, Inc. •		—

			37

	Total common stocks (cost $-)		$37

PREFERRED STOCKS — 0.0%
	Banks — 0.0%
52	Federal National Mortgage Association		$43

	Total preferred stocks (cost $668)		$43

WARRANTS — 0.0%
	Telecommunication Services 0.0%
—	AboveNet, Inc. ⌂•		$7
—	XO Holdings, Inc. ⌂•		—

			7

	Total warrants (cost $-)		$7

	Total long-term investments (cost $256,898)		$249,000

SHORT-TERM INVESTMENTS — 8.3%
	Investment Pools and Funds — 8.2%
10,107	JP Morgan U.S. Government Money Market Fund		$10,107
—	State Street Bank U.S. Government Money Market Fund		—
11,553	Wells Fargo Advantage Government Money Market Fund		11,553

			21,660

	U.S. Treasury Bills — 0.1%
$300	0.18%, 07/16/2009 □○		$300

	Total short-term investments (cost $21,960)		$21,960

	Total investments (cost $278,858) ▲	102.5%	$270,960
	Other assets and liabilities	(2.5)%	(6,629)

	Total net assets	100.0%	$264,331

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 5.05% of total net assets at April 30, 2009.

▲	At April 30, 2009, the cost of securities for federal income tax purposes was $279,930 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$8,656
Unrealized Depreciation	(17,626)

Net Unrealized Depreciation	$(8,970)

†	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund’s Board of Directors at April 30, 2009, was $555, which represents 0.21% of total net assets.

•	Currently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2009.
The accompanying notes are an integral part of these financial statements.

7

The Hartford High Yield Fund
Schedule of Investments — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at April 30, 2009, was $50,633, which represents 19.16% of total net assets.

♠	Perpetual maturity security. Maturity date shown is the first call date.

۞	Convertible security.

►	The interest rates disclosed for interest only strips represent effective yields based upon estimated future cash flows at April 30, 2009.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

*	The cost of securities purchased on a when-issued or delayed delivery basis at April 30, 2009 was $9,468.

±	The interest rate disclosed for these securities represents the average coupon as of April 30, 2009.

Ψ	The company is in bankruptcy. The investment held by the fund is current with respect to interest payments.

□	Security pledged as initial margin deposit for open futures contracts at April 30, 2009.
Futures Contracts Outstanding at April 30, 2009

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)
2 Year U.S. Treasury Note	1	Long	Jun 2009	$1
5 Year U.S. Treasury Note	140	Long	Jun 2009	(30)

				$(29)

*	The number of contracts does not omit 000’s.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period	Shares/
Acquired	Par	Security	Cost Basis

09/2007 - 03/2008	1	AboveNet, Inc.	$—
09/2007 - 03/2008	—	AboveNet, Inc. Warrants	—
11/2006 - 08/2007	$5,856	CBA Commercial Small Balance Commercial Mortgage, 9.75%, 01/25/2039 - 144A	515
03/2007 - 03/2009	$1,776	Infor Lux Bond Co., 8.43%, 09/02/2014	1,521
05/2001 - 11/2001	$650	Potlatch Corp., 13.00%, 12/01/2009	646
06/2005 - 04/2009	$1,600	Sheridan Group, Inc., 10.25%, 08/15/2011	1,474
02/2007	$920	Soundview NIM Trust, 8.25%, 12/25/2036 - 144A	914
06/2008 - 11/2008	$1,262	Turbo Beta Ltd., 14.50%, 03/12/2018	1,262
05/2006	—	XO Holdings, Inc. Warrants	—
The aggregate value of these securities at April 30, 2009 was $3,021 which represents 1.14% of total net assets.

♦	Senior floating rate interests in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The interest rate is the rate in effect at April 30, 2009.
Forward Foreign Currency Contracts Outstanding at April 30, 2009

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value ╪	Amount	Date	(Depreciation)
Euro (Sell)	$835	$820	05/27/09	$(15)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.
The accompanying notes are an integral part of these financial statements.

8

FAS 157 Disclosure of Investment Valuation Hierarchy Levels

Assets:
Investment in securities — Level 1	$21,740
Investment in securities — Level 2	241,129
Investment in securities — Level 3	8,091

Total	$270,960

Other financial instruments — Level 1 *	$1

Total	$1

Liabilities:
Other financial instruments — Level 1 *	$30
Other financial instruments — Level 2 *	15

Total	$45

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Assets:
Securities:
Balance as of October 31, 2008	$4,738
Net realized loss	(53)
Change in unrealized appreciation ♦	594
Net purchases	2,671
Transfers in and /or out of Level 3	141

Balance as of April 30, 2009	$8,091

♦ Change in unrealized gains or losses relating to assets still held at April 30, 2009	$(6)

The accompanying notes are an integral part of these financial statements.

9

The Hartford High Yield Fund
Statement of Assets and Liabilities
April 30, 2009 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at fair value (cost $278,858)	$270,960
Foreign currency on deposit with custodian (cost $49)	48
Receivables:
Investment securities sold	3,095
Fund shares sold	2,812
Dividends and interest	5,804
Variation margin	—
Other assets	100

Total assets	282,819

Liabilities:
Unrealized depreciation on forward foreign currency contracts	15
Bank overdraft — U.S. Dollars	1
Payables:
Investment securities purchased	17,678
Fund shares redeemed	220
Investment management fees	30
Dividends	234
Distribution fees	16
Variation margin	2
Accrued expenses	91
Other liabilities	201

Total liabilities	18,488

Net assets	$264,331

Summary of Net Assets:
Capital stock and paid-in-capital	385,931
Accumulated undistributed net investment income	407
Accumulated net realized loss on investments and foreign currency transactions	(114,065)
Unrealized depreciation of investments and the translation of assets and liabilities denominated in foreign currency	(7,942)

Net assets	$264,331

Shares authorized	500,000

Par value	$0.001

Class A: Net asset value per share/Maximum offering price per share	$5.71/$5.97

Shares outstanding	30,559

Net assets	$174,458

Class B: Net asset value per share	$5.70

Shares outstanding	3,351

Net assets	$19,086

Class C: Net asset value per share	$5.70

Shares outstanding	6,417

Net assets	$36,570

Class I: Net asset value per share	$5.72

Shares outstanding	196

Net assets	$1,122

Class R3: Net asset value per share	$5.71

Shares outstanding	10

Net assets	$57

Class R4: Net asset value per share	$5.71

Shares outstanding	2

Net assets	$14

Class R5: Net asset value per share	$5.71

Shares outstanding	2

Net assets	$8

Class Y: Net asset value per share	$5.71

Shares outstanding	5,779

Net assets	$33,016

The accompanying notes are an integral part of these financial statements.

10

The Hartford High Yield Fund
Statement of Operations
For the Six Month Period Ended April 30, 2009 (Unaudited)
(000’s Omitted)

Investment Income:
Interest	$10,684
Securities lending	24

Total investment income	10,708

Expenses:
Investment management fees	660
Transfer agent fees	249
Distribution fees
Class A	152
Class B	85
Class C	131
Class R3	—
Class R4	—
Custodian fees	4
Accounting services	17
Registration and filing fees	45
Board of Directors’ fees	3
Audit fees	4
Other expenses	34

Total expenses (before waivers and fees paid indirectly)	1,384
Expense waivers	(171)
Transfer agent fee waivers	(27)
Custodian fee offset	—

Total waivers and fees paid indirectly	(198)

Total expenses, net	1,186

Net investment income	9,522

Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized loss on investments in securities	(33,323)
Net realized gain on futures	1,435
Net realized loss on foreign currency transactions	(40)

Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions	(31,928)

Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	43,927
Net unrealized depreciation of futures	(291)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	7

Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	43,643

Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	11,715

Net Increase in Net Assets Resulting from Operations	$21,237

The accompanying notes are an integral part of these financial statements.

11

The Hartford High Yield Fund
Statement of Changes in Net Assets
(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2009	Year Ended
	(Unaudited)	October 31, 2008
Operations:
Net investment income	$9,522	$17,427
Net realized loss on investments, other financial instruments and foreign currency transactions	(31,928)	(22,497)
Net unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	43,643	(48,390)

Net increase (decrease) in net assets resulting from operations	21,237	(53,460)

Distributions to Shareholders:
From net investment income
Class A	(6,288)	(12,185)
Class B	(848)	(1,900)
Class C	(1,263)	(2,233)
Class I	(43)	(34)
Class R3	(1)	(1)
Class R4	(1)	(1)
Class R5	—	(1)
Class Y	(1,252)	(770)

Total distributions	(9,696)	(17,125)

Capital Share Transactions:
Class A	50,212	(5,268)
Class B	634	(5,433)
Class C	13,338	(3,638)
Class I	305	878
Class R3	39	8
Class R4	5	1
Class R5	—	1
Class Y	17,241	11,813

Net increase (decrease) from capital share transactions	81,774	(1,638)

Net increase (decrease) in net assets	93,315	(72,223)
Net Assets:
Beginning of period	171,016	243,239

End of period	$264,331	$171,016

Accumulated undistributed net investment income	$407	$581

The accompanying notes are an integral part of these financial statements.

12

The Hartford High Yield Fund
Notes to Financial Statements
April 30, 2009 (Unaudited)
(000’s Omitted)
1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-two portfolios. Financial statements for The Hartford High Yield Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares are sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors through advisory fee-based wrap programs. Classes R3, R4, R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and except that Class B shares automatically convert to Class A shares after 8 years.

Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments will be allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). After the Close Date, existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).
a)	Security Transactions and Investment Income — Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary market is considered the date on which the loan allocations are determined. Trade date for senior floating rate loan interests purchased in the secondary market is the date on which the transaction is entered into.

Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)	Security Valuation — The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary markets, but before the close of the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The

13

The Hartford High Yield Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings.

Debt securities (other than short-term obligations and senior floating rate interests) held by the Fund are valued on the basis of valuations furnished by an independent pricing service which determines valuations for normal institutional size trading units of debt securities. Senior floating rate interests generally trade in over-the-counter markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by the Fund’s Board of Directors. Generally, the Fund may use fair valuation in regard to debt securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that mature in 60 days or less are valued at amortized cost, which approximates market value.

Options contracts on securities, currencies, indexes, futures contracts, commodities and other instruments shall be valued at their most recent sales price at the Valuation Time on the Primary Market on which the instrument is primarily traded. If the instrument did not trade on the Primary Market, it may be valued at the most recent sales price at the Valuation Time on another exchange or market where it did trade.

Futures contracts are valued at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively. If a settlement price is not available, futures contracts will be valued at the most recent trade price as of the Valuation Time. If there were no trades, the contract shall be valued at the mean of the closing bid/ask prices as of the Valuation Time.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

A forward currency contract shall be valued based on the price of the underlying currency at the prevailing interpolated exchange rate, which is a combination of the spot currency rate and the forward currency rate. Spot currency rates and forward currency rates are obtained from an independent pricing service on a daily basis not more than one hour before the Valuation Time.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the valuation date.

c)	Foreign Currency Transactions — The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

14

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates on portfolio securities from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)	Securities Lending — The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are fully collateralized at all times with cash and/or U.S. Government Securities and/or repurchase agreements. The cash collateral is then invested in short-term money market instruments. The repurchase agreements are fully collateralized by U.S. Government Securities. The adequacy of the collateral for securities on loan is monitored on a daily basis. For instances where the market value of collateral falls below the market value of the securities out on loan, such collateral is supplemented on the following business day.

While securities are on loan, the Fund is subject to the following risks: 1) that the borrower may default on the loan and that the collateral could be inadequate in the event the borrower defaults, 2) that the earnings on the collateral invested may not be sufficient to pay fees incurred in connection with the loan, 3) that the principal value of the collateral invested may decline and may not be sufficient to pay back the borrower for the amount of the collateral posted, 4) that the borrower may use the loaned securities to cover a short sale which may place downward pressure on the market prices of the loaned securities, 5) that return of loaned securities could be delayed and could interfere with portfolio management decisions and 6) that any efforts to recall the securities for purposes of voting a proxy may not be effective. The Fund had no securities out on loan as of April 30, 2009.

e)	Joint Trading Account — Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Hartford Investment Management Company (“Hartford Investment Management”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

f)	Repurchase Agreements — A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund had no outstanding repurchase agreements as of April 30, 2009.

g)	Forward Foreign Currency Contracts — The Fund may enter into forward foreign currency contracts that obligate the Fund to repurchase/replace or sell currencies at specified future dates. Forward foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

Forward foreign currency contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar.

h)	Fund Share Valuation and Dividend Distributions to Shareholders — Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the

15

The Hartford High Yield Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income are declared daily and paid monthly. Dividends are paid on shares beginning on the business day after the day when the funds used to purchase the shares are collected by the transfer agent for the Fund. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences include but are not limited to foreign currency gains and losses, losses deferred due to wash sales adjustments, adjustments related to Passive Foreign Investment Companies and certain derivatives, and excise tax regulations. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

i)	Illiquid and Restricted Securities — The Fund is permitted to invest up to 15% of its net assets in illiquid securities. “Illiquid Securities” are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund, as shown in the Schedule of Investments, had illiquid or restricted securities as of April 30, 2009.

j)	Securities Purchased on a When-Issued or Delayed-Delivery Basis — Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. As of April 30, 2009, the Fund had entered into outstanding when-issued or forward commitments with a cost of $9,468.

k)	Credit Risk — Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a Fund which holds securities with higher credit risk may fluctuate more than with less aggressive bond funds.

l)	Senior Floating Rate Interests —The Fund, as shown in the Schedule of Investments, may invest in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the Fund and there can be no assurance that the

16

liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

m)	Prepayment Risks — Most senior floating rate interests and certain debt securities allow for prepayment of principal without penalty. Senior floating rate interests and securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, with respect to securities, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities. Accordingly, the potential for the value of a senior floating rate interest or debt security to increase in response to interest rate declines is limited. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

Senior floating rate interests or debt securities purchased to replace a prepaid loan or a debt security may have lower yields than the yield on the prepaid loan or debt security. Senior floating rate interests generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for the Borrower to repay, prepayments of senior floating rate interests may occur. As a result, the actual remaining maturity of senior floating rate interests held may be substantially less than the stated maturities shown in the Schedule of Investments.

n)	Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

o)	Financial Accounting Standards Board Financial Accounting Standards No. 157 — Effective November 1, 2008, the Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. Fair value is defined under FAS 157 as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Under FAS 157, a fair value measurement should reflect all of the assumptions that market participants would use in pricing the asset or liability, including assumptions about the risk inherent in a particular valuation technique, the effect of a restriction on the sale or use of an asset, and the risk of nonperformance.

Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized, per FAS 157, into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 — Quoted prices in active markets for identical securities. Level 1 includes exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•	Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 includes debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services and foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•	Level 3 — Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes and require significant management judgment or estimation. This category includes broker quoted securities, long dated OTC options and securities

17

The Hartford High Yield Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a good representation of exit price.
Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

FAS 157 also requires that a roll forward reconciliation be shown for all Level 3 securities from the beginning of the reporting period to the end of the reporting period. Part of this reconciliation includes transfers in and/or out of Level 3. For purposes of this reconciliation, transfers in are shown at the end of period fair value and transfers out are shown at the beginning of period fair value.

Refer to the valuation hierarchy levels summary and the Level 3 roll forward reconciliation found following the Schedule of Investments.

FASB Staff Position No. 157-4 — In April 2009, FASB released FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP FAS 157-4”). FSP FAS 157-4 provides additional guidance on determining whether a market for a financial asset is not active and a transaction is not distressed when measuring fair value under FAS 157. The FSP also requires additional disclosure detail on debt and equity securities by major investment categories. FSP FAS 157-4 is effective for interim and annual periods ending after June 15, 2009. At this time, management is evaluating the implications of FSP FAS 157-4 and does not believe it will impact valuation but will require additional disclosure. This additional disclosure has not yet been implemented.

p)	Financial Accounting Standards Board Financial Accounting Standards No. 161 — In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires companies to disclose information detailing the objectives and strategies for using derivative instruments, the level of derivative activity entered into by the company and any credit risk-related contingent features of the agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and has not yet implemented the new disclosure standard.

q)	Indemnifications: Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
3.	Futures and Options:
Futures and Options Transactions — The Fund may invest in futures and options contracts in order to gain exposure to or protect against changes in the market. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. When the Fund enters into such futures contracts, it is required to deposit with a futures commission merchant an amount of “initial margin” of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called variation margin, to and from the broker, are made on a daily basis as the price of the underlying security fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Fund.

At any time prior to the expiration of the futures contract, the Fund may close the position by taking an opposite position, which would effectively terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a gain or loss.

18

The use of futures contracts involves elements of market risk, which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contracts may decrease the effectiveness of the Fund’s strategy and potentially result in loss. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of April 30, 2009.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period.

The Fund may write (sell) covered options. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase or sell the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option securities or currencies. The Fund receives a premium for writing a call or put option, which is recorded on the Fund’s Statement of Assets and Liabilities and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options. There is a risk of loss from a change in the value of such options, which may exceed the related premiums received. As of April 30, 2009, there were no outstanding written options contracts.
4.	Federal Income Taxes:
a)	Federal Income Taxes — For federal income tax purposes, the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and the Fund intends to distribute substantially all of its income and gains during the calendar year ending December 31, 2009. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2008	October 31, 2007
Ordinary Income	$17,209	$18,374

19

The Hartford High Yield Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
As of October 31, 2008, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$805
Accumulated Capital Losses*	$(80,815)
Unrealized Depreciation†	$(52,902)

Total Accumulated Deficit	$(132,912)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable to the tax deferral of wash sales losses, the mark-to-market adjustment for certain derivatives in accordance with IRC Sec. 1256, the mark to market for Passive Foreign Investment Companies and basis differences in real estate investment trusts.
c)	Reclassification of Capital Accounts — In accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Fund has recorded reclassifications in its capital accounts. These reclassifications had no impact on the NAV of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. As of October 31, 2008, the Fund recorded reclassifications to increase undistributed net investment income by $124, increase accumulated net realized gain by $15,926, and decrease paid in capital by $16,050.

d)	Capital Loss Carryforward — At October 31, 2008 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year	Amount
2009	$1,643
2010	25,246
2011	28,570
2014	3,595
2016	21,761

Total	$80,815

Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of the Fund carryforwards may apply. As of October 31, 2008, the Fund had $16,050 in expired capital loss carryforwards.

e)	Financial Accounting Standards Board Interpretation No. 48 — On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. The Fund adopted FIN 48 for fiscal years beginning after December 15, 2006. Management has evaluated the implications of FIN 48 for all open tax years (tax years ended October 31,
2006 — 2008) and has determined there is no impact to the Fund’s financial statements.

20

5.	Expenses:
a)	Investment Management Agreements — Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with The Hartford Mutual Funds, Inc. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the six-month period ended April 30, 2009; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.70%
On next $500 million	0.65%
On next $4 billion	0.60%
On next $5 billion	0.58%
Over $10 billion	0.57%
b)	Accounting Services Agreement — Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting service fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%
c)	Operating Expenses — Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the six-month period ended April 30, 2009, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.15%	1.90%	1.90%	0.90%	1.40%	1.10%	0.90%	0.90%
d)	Fees Paid Indirectly — The Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the six-month period ended April 30, 2009, this amount is included in the Statement of Operations.

21

The Hartford High Yield Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Annualized
	Six-Month
	Period	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	Ended April	October 31,	October 31,		October 31,	October 31,	October 31,
	30, 2009	2008	2007		2006	2005	2004
Class A Shares	1.14%	1.15%	1.15%		1.20%	1.33%	1.35%
Class B Shares	1.75	1.87	1.90		1.94	2.10	2.07
Class C Shares	1.90	1.90	1.83		1.89	2.00	1.98
Class I Shares	0.89	0.82	0.75	*
Class R3 Shares	1.39	1.40	1.40	†
Class R4 Shares	1.10	1.10	1.10	‡
Class R5 Shares	0.90	0.90	0.85	§
Class Y Shares	0.82	0.79	0.67		0.73	0.87	0.84

*	From May 31, 2007 (commencement of operations), through October 31, 2007

†	From December 22, 2006 (commencement of operations), through October 31, 2007

‡	From December 22, 2006 (commencement of operations), through October 31, 2007

§	From December 22, 2006 (commencement of operations), through October 31, 2007
e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares — HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2009, HIFSCO received front-end load sales charges of $235 and contingent deferred sales charges of $23 from the Fund.

The Fund has adopted Distribution and Service Plans in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Funds provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized
12b-1 payments of only up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2009, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $11. These commissions are in turn paid to sales representatives of the broker/dealers.

22

f)	Other Related Party Transactions — Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2009, a portion of the Fund’s chief compliance officer’s salary was paid by the Fund in an amount, which rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO was compensated $235 for providing such services. These fees are accrued daily and paid monthly.

g)	Payments from Affiliate:

The total return in the accompanying financial highlights includes payment from affiliates. Had the payment from affiliates been excluded, the total return for the periods listed below would have been as follows:

	Impact from Payment
	from Affiliate for
	Transfer Agent
	Allocation	Total Return
	Methodology	Excluding Payment
	Reimbursements for	from Affiliate for
	the Year Ended	the Year Ended
	October 31, 2004	October 31, 2004
Class A	0.01%	9.25%
Class B	—	8.45
Class C	0.10	8.44
6.	Affiliate Holdings:

As of April 30, 2009, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R3	1
Class R4	2
Class R5	2
7.	Investment Transactions:

For the six-month period ended April 30, 2009, the Fund’s aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$207,041
Sales Proceeds Excluding U.S. Government Obligations	121,110

23

The Hartford High Yield Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
8.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2009 and the year ended October 31, 2008:

	For the Six-Month Period Ended April 30, 2009					For the Year Ended October 31, 2008
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	18,415	987	(10,096)	—	9,306	10,759	1,429	(12,581)	—	(393)
Amount	$98,752	$5,311	$(53,851)	$—	$50,212	$74,918	$10,120	$(90,306)	$—	$(5,268)
Class B
Shares	758	120	(763)	—	115	316	197	(1,272)	—	(759)
Amount	$4,062	$642	$(4,070)	$—	$634	$2,252	$1,397	$(9,082)	$—	$(5,433)
Class C
Shares	4,234	163	(1,904)	—	2,493	1,843	205	(2,556)	—	(508)
Amount	$22,685	$874	$(10,221)	$—	$13,338	$13,308	$1,452	$(18,398)	$—	$(3,638)
Class I
Shares	74	8	(27)	—	55	142	5	(25)	—	122
Amount	$392	$43	$(130)	$—	$305	$1,016	$31	$(169)	$—	$878
Class R3
Shares	7	—	—	—	7	2	—	—	—	2
Amount	$38	$1	$—	$—	$39	$7	$1	$—	$—	$8
Class R4
Shares	1	—	—	—	1	—	—	—	—	—
Amount	$5	$—	$—	$—	$5	$—	$1	$—	$—	$1
Class R5
Shares	—	1	—	—	1	—	—	—	—	—
Amount	$—	$—	$—	$—	$—	$—	$1	$—	$—	$1
Class Y
Shares	3,454	231	(330)	—	3,355	2,333	112	(639)	—	1,806
Amount	$17,772	$1,244	$(1,775)	$—	$17,241	$15,615	$778	$(4,580)	$—	$11,813
The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued and Class B shares redeemed) for the six-month period ended April 30, 2009 and the year ended October 31, 2008:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2009	141	$755
For the Year Ended October 31, 2008	246	$1,796
9.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. During the six-month period ended April 30, 2009, the Fund did not have any borrowings under this facility.

10.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

24

The Hartford High Yield Fund
Financial Highlights — (Unaudited)

	— Selected Per-Share Data — (a)											— Ratios and Supplemental Data —
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
															Net Assets		Net Assets		Net Assets
															Before		After		After
				Net											Waivers		Waivers		Waivers
				Realized											and		and		and
				and Un-			Distrib-			Net					Reimburse-		Reimburse-		Reimburse-		Ratio of
		Net	Pay-	realized		Dividends	utions			Increase	Net			Net	ments and		ments and		ments and		Net Invest-		Port-
	Net Asset	Invest-	ments	Gain		from Net	from	Distri-		(Decrease)	Asset			Assets at	Including		Including		Excluding		ment		folio
	Value at	ment	from	(Loss) on	Total from	Invest-	Realized	butions	Total	in Net	Value at			End of	Expenses		Expenses		Expenses		Income to		Turn-
	Beginning	Income	(to)	Invest-	Investment	ment	Capital	from	Distri-	Asset	End of	Total		Period	not Subject		not Subject		not Subject		Average		over
Class	of Period	(Loss)	Affiliate	ments	Operations	Income	Gains	Capital	butions	Value	Period	Return(b)		(000’s)	to Cap(c)		to Cap(c)		to Cap(c)		Net Assets		Rate(d)
For the Six-Month Period Ended April 30, 2009 (Unaudited)
A	$5.52	$0.27	$—	$0.20	$0.47	$(0.28)	$—	$—	$(0.28)	$0.19	$5.71	8.94	%(e)	$174,458	1.37	%(f)	1.14	%(f)	1.14	%(f)	10.22	%(f)	72%
B	5.51	0.25	—	0.20	0.45	(0.26)	—	—	(0.26)	0.19	5.70	8.63	(e)	19,086	2.26	(f)	1.75	(f)	1.75	(f)	9.67	(f)	—
C	5.51	0.25	—	0.20	0.45	(0.26)	—	—	(0.26)	0.19	5.70	8.54	(e)	36,570	2.02	(f)	1.90	(f)	1.90	(f)	9.44	(f)	—
I	5.53	0.28	—	0.20	0.48	(0.29)	—	—	(0.29)	0.19	5.72	9.05	(e)	1,122	0.89	(f)	0.89	(f)	0.89	(f)	10.50	(f)	—
R3	5.52	0.26	—	0.20	0.46	(0.27)	—	—	(0.27)	0.19	5.71	8.80	(e)	57	1.82	(f)	1.39	(f)	1.39	(f)	9.87	(f)	—
R4	5.53	0.27	—	0.19	0.46	(0.28)	—	—	(0.28)	0.18	5.71	8.76	(e)	14	1.20	(f)	1.10	(f)	1.10	(f)	10.25	(f)	—
R5	5.53	0.28	—	0.19	0.47	(0.29)	—	—	(0.29)	0.18	5.71	8.86	(e)	8	0.90	(f)	0.90	(f)	0.90	(f)	10.52	(f)	—
Y	5.53	0.28	—	0.19	0.47	(0.29)	—	—	(0.29)	0.18	5.71	8.90	(e)	33,016	0.82	(f)	0.82	(f)	0.82	(f)	10.49	(f)	—
For the Year Ended October 31, 2008 (g)
A	7.92	0.58	—	(2.40)	(1.82)	(0.58)	—	—	(0.58)	(2.40)	5.52	(24.40)		117,343	1.30		1.15		1.15		8.07		111
B	7.91	0.53	—	(2.41)	(1.88)	(0.52)	—	—	(0.52)	(2.40)	5.51	(25.00)		17,838	2.13		1.87		1.87		7.34		—
C	7.91	0.53	—	(2.41)	(1.88)	(0.52)	—	—	(0.52)	(2.40)	5.51	(25.01)		21,634	1.97		1.90		1.90		7.30		—
I	7.93	0.60	—	(2.40)	(1.80)	(0.60)	—	—	(0.60)	(2.40)	5.53	(24.11)		777	0.82		0.82		0.82		8.82		—
R3	7.93	0.56	—	(2.41)	(1.85)	(0.56)	—	—	(0.56)	(2.41)	5.52	(24.70)		14	1.63		1.40		1.40		7.93		—
R4	7.93	0.59	—	(2.41)	(1.82)	(0.58)	—	—	(0.58)	(2.40)	5.53	(24.32)		8	1.19		1.10		1.10		8.15		—
R5	7.93	0.60	—	(2.40)	(1.80)	(0.60)	—	—	(0.60)	(2.40)	5.53	(24.16)		8	0.90		0.90		0.90		8.35		—
Y	7.93	0.60	—	(2.40)	(1.80)	(0.60)	—	—	(0.60)	(2.40)	5.53	(24.09)		13,394	0.79		0.79		0.79		8.57		—
For the Year Ended October 31, 2007
A	7.93	0.58	—	(0.01)	0.57	(0.58)	—	—	(0.58)	(0.01)	7.92	7.36	(h)	171,505	1.36		1.15		1.15		7.26		145
B	7.92	0.52	—	(0.01)	0.51	(0.52)	—	—	(0.52)	(0.01)	7.91	6.56	(h)	31,591	2.17		1.90		1.90		6.51		—
C	7.92	0.53	—	(0.01)	0.52	(0.53)	—	—	(0.53)	(0.01)	7.91	6.63	(h)	35,066	2.03		1.83		1.83		6.58		—
I(i)	8.25	0.26	—	(0.33)	(0.07)	(0.25)	—	—	(0.25)	(0.32)	7.93	(0.76	) (e)	149	0.95	(f)	0.75	(f)	0.75	(f)	8.07	(f)	—
R3(j)	8.04	0.48	—	(0.13)	0.35	(0.46)	—	—	(0.46)	(0.11)	7.93	4.49	(e)	10	1.66	(f)	1.40	(f)	1.40	(f)	6.99	(f)	—
R4(k)	8.04	0.50	—	(0.13)	0.37	(0.48)	—	—	(0.48)	(0.11)	7.93	4.75	(e)	10	1.34	(f)	1.10	(f)	1.10	(f)	7.29	(f)	—
R5(l)	8.04	0.52	—	(0.13)	0.39	(0.50)	—	—	(0.50)	(0.11)	7.93	4.96	(e)	11	1.06	(f)	0.85	(f)	0.85	(f)	7.54	(f)	—
Y	7.92	0.71	—	(0.09)	0.62	(0.61)	—	—	(0.61)	0.01	7.93	7.96	(h)	4,897	0.87		0.67		0.67		7.62		—
For the Year Ended October 31, 2006
A	7.76	0.54	—	0.18	0.72	(0.55)	—	—	(0.55)	0.17	7.93	9.57		190,479	1.36		1.20		1.20		6.87		147
B	7.74	0.48	—	0.19	0.67	(0.49)	—	—	(0.49)	0.18	7.92	8.90		37,189	2.17		1.95		1.95		6.10		—
C	7.75	0.49	—	0.17	0.66	(0.49)	—	—	(0.49)	0.17	7.92	8.84		39,991	2.04		1.89		1.89		6.15		—
Y	7.75	0.58	—	0.17	0.75	(0.58)	—	—	(0.58)	0.17	7.92	10.11		24,374	0.88		0.73		0.73		7.33		—
For the Year Ended October 31, 2005
A	8.18	0.48	—	(0.40)	0.08	(0.50)	—	—	(0.50)	(0.42)	7.76	0.97		188,599	1.33		1.33		1.33		5.86		113
B	8.17	0.42	—	(0.41)	0.01	(0.44)	—	—	(0.44)	(0.43)	7.74	0.08		47,071	2.12		2.10		2.10		5.09		—
C	8.17	0.42	—	(0.39)	0.03	(0.45)	—	—	(0.45)	(0.42)	7.75	0.30		50,945	2.00		2.00		2.00		5.18		—
Y	8.17	0.52	—	(0.40)	0.12	(0.54)	—	—	(0.54)	(0.42)	7.75	1.43		25,974	0.87		0.87		0.87		6.40		—
For the Year Ended October 31, 2004 (g)
A	7.94	0.48	—	0.23	0.71	(0.47)	—	—	(0.47)	0.24	8.18	9.26	(h)	247,364	1.35		1.35		1.35		6.03		86
B	7.93	0.43	—	0.22	0.65	(0.41)	—	—	(0.41)	0.24	8.17	8.45	(h)	63,972	2.07		2.07		2.07		5.32		—
C	7.93	0.43	0.01	0.22	0.66	(0.42)	—	—	(0.42)	0.24	8.17	8.54	(h)	71,673	1.98		1.98		1.98		5.40		—
Y	7.94	0.39	—	0.36	0.75	(0.52)	—	—	(0.52)	0.23	8.17	9.72		16,410	0.84		0.84		0.84		6.13		—

(a)	Information presented relates to a share outstanding throughout the indicated period.

(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	Not annualized.

(f)	Annualized.

(g)	Per share amounts have been calculated using average shares outstanding method.

(h)	Total return without the inclusion of the Payments from (to) Affiliate, as noted on the Statement of Operations, can be found in Expenses in the accompanying Notes to Financial Statements.

(i)	Commenced operations on May 31, 2007.

(j)	Commenced operations on December 22, 2006.

(k)	Commenced operations on December 22, 2006.

(l)	Commenced operations on December 22, 2006.

25

The Hartford High Yield Fund
Directors and Officers (Unaudited)
The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.
Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and three of the Fund’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which collectively consist of 100 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.
The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.
Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its officers or directors who are employed by The Hartford.
Non-Interested Directors
Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.
Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.
Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies.
Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee is Chairman and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions. Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm, from August 2004 to August 2005. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).
William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

26

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.
Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.
Interested Directors and Officers
Thomas M. Marra* (1958) Director since 2002
Mr. Marra has served as President and Chief Operating Officer of The Hartford Financial Services Group, Inc. (“The Hartford”) since 2007. Mr. Marra currently serves as Director of Hartford Life, Inc. (“HL, Inc.”). Mr. Marra served as Chief Operating Officer of Hartford Life Insurance Company, Inc. (“Hartford Life”) (2000-2008), as President of Hartford Life (2002-2008) and as Director of Hartford Life’s Investment Products Division from 1998 to 2000.

*	On February 24, 2009, The Hartford and Mr. Marra determined to enter into a mutually agreed separation whereby Mr. Marra will retire, and his role as an executive officer and employee of The Hartford will terminate, effective July 3, 2009. Mr. Marra will resign his position as a Director of the Fund effective June 25, 2009.
Lowndes A. Smith (1939) Director since 2002, Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.
John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as Chief Executive Officer, President and Director of HL, Inc. Mr. Walters previously served as President of the U.S. Wealth Management Division of Hartford Life, Inc., as Co-Chief Operating Officer of Hartford Life Insurance Company (2007-2008) and as Executive Vice President and Director of its Investment Products Division (2000-2008). Mr. Walters also serves as Chairman of the Board, Chief Executive Officer, President and Director of Hartford Life Insurance Company and as Executive Vice President of The Hartford. In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”).

*	Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 — 2009).
Other Officers
Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 — 2009))

Mr. Arena serves as Executive Vice President of Hartford Life Insurance Company, (“Hartford Life”). Additionally, Mr. Arena is Director and Senior Vice President of Hartford Administrative Services Company, (“HASCO”), Manager, Chief Executive Officer and President of Hartford Investment Financial Services, LLC (“HIFSCO”) and HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division. Mr. Arena joined American Skandia in 1996.
Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.
Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006 and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury, (the “Treasury”), from 2001 to 2006 where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network, (“FinCEN”) from 2005 — 2006.

27

The Hartford High Yield Fund
Directors and Officers (Unaudited) — (continued)
Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life Insurance Company. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.
Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant General Counsel and Assistant Vice President of The Hartford and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, Assistant Vice President of Hartford Life, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.
Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life and as Director of its Investment Advisory Group in the Individual Markets Group segment. He also serves as Senior Vice President of HIFSCO and HL Advisors. Prior to joining The Hartford in 2004, Mr. Meyer was with MassMutual which he joined in 1987.
D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life where he serves as Director of mutual fund product management for The Hartford’s mutual funds and 529 college savings businesses. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.
Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 — 2007.
HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2008 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

28

The Hartford High Yield Fund
Expense Example (Unaudited)
Your Fund’s Expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2008 through April 30, 2009.
Actual Expenses
The first column of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	October 31, 2008	Beginning	Ending Account	October 31,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2008 through	expense	1/2	full
	October 31, 2008	April 30, 2009	April 30, 2009	October 31, 2008	April 30, 2009	April 30, 2009	ratio	year	year
Class A	$1,000.00	$1,089.40	$5.90	$1,000.00	$1,019.14	$5.70	1.14%	181	365
Class B	$1,000.00	$1,086.28	$9.05	$1,000.00	$1,016.11	$8.74	1.75	181	365
Class C	$1,000.00	$1,085.40	$9.82	$1,000.00	$1,015.37	$9.49	1.90	181	365
Class I	$1,000.00	$1,090.50	$4.61	$1,000.00	$1,020.38	$4.45	0.89	181	365
Class R3	$1,000.00	$1,088.03	$7.19	$1,000.00	$1,017.90	$6.95	1.39	181	365
Class R4	$1,000.00	$1,087.56	$5.69	$1,000.00	$1,019.33	$5.50	1.10	181	365
Class R5	$1,000.00	$1,088.63	$4.66	$1,000.00	$1,020.33	$4.50	0.90	181	365
Class Y	$1,000.00	$1,089.01	$4.24	$1,000.00	$1,020.72	$4.10	0.82	181	365

29

The Hartford High Yield Municipal Bond Fund

The Hartford High Yield Municipal Bond Fund
(subadvised by Hartford Investment Management Company)
Performance Overview(1) 5/31/07 — 4/30/09
Growth of a $10,000 investment in Class A which includes Sales Charge
Barclays Capital Municipal Non-Investment Grade Debt Index is an unmanaged index made up of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody’s Investors Service with a remaining maturity of at least one year.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Investment objective – Seeks to provide a high level of current income which is generally exempt from federal income taxes. Capital appreciation is a secondary objective.
Average Annual Total Returns(2,3) (as of 4/30/09)

	Inception	1	Since
	Date	Year	Inception

High Yield Municipal Bond A#	5/31/07	-13.31%	-11.13%
High Yield Municipal Bond A##	5/31/07	-17.21%	-13.24%
High Yield Municipal Bond B#	5/31/07	-14.02%	-11.83%
High Yield Municipal Bond B##	5/31/07	-18.10%	-13.52%
High Yield Municipal Bond C#	5/31/07	-14.09%	-11.82%
High Yield Municipal Bond C##	5/31/07	-14.91%	-11.82%
High Yield Municipal Bond I#	5/31/07	-13.12%	-10.87%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes B, C and I shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(3)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2009, which excludes investment transactions as of this date.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Portfolio Managers
Christopher Bade	Charles Grande*
Vice President	Executive Vice President
How did the Fund perform?
The Class A shares of The Hartford High Yield Municipal Bond Fund returned 1.42%, before sales charge, for the six-month period ended April 30, 2009, versus its benchmark, the Barclays Capital Municipal Non-Investment Grade Debt Index, which returned -4.20%, and the -0.25% average return of the Lipper High Yield Municipal Funds category, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
The Fund’s performance can be divided into two distinct periods. The first period, November through December 2008, was characterized by weak liquidity, and historically wide spreads (i.e. short and long term interest rates farther apart) in the municipal market, due to the general economic weakness and an investor flight to quality.
During the latter part of 2008 a large number of mutual funds were selling high yield municipal bonds at any price to raise cash to meet significant fund redemptions. This selling pressure and a severe lack of demand for lower rated bonds pushed yields significantly higher (prices lower) and credit spreads wider (the incremental yield an investor receives for taking on greater credit risk). The Fund’s underweight (i.e. the Fund’s sector position was less than the benchmark position) to lower rated credits compared to the benchmark resulted in outperformance. Towards the end of

2

2008, the Fund held 31% in non-investment grade bonds versus over 90% for the benchmark. In addition, the strategy of lowering our duration (a measure of interest-rate sensitivity) and increasing our cash position helped to limit underperformance during this time of rising yields.
The second distinct period of performance occurred from January through April 2009 as market prices rebounded off their lows in 2008. During this period the market saw a positive reversal of municipal mutual fund flows and improved liquidity in the market. A renewed appetite for riskier credits led to spread tightening (i.e. short and long term interest rates moving closer together) and better overall performance for high yield municipal bonds. Also, the greatly improved liquidity in the market allowed us to reposition the Fund for improved performance.
The Fund’s primary sources of outperformance relative (i.e. performance of the Fund as measured against the benchmark) to the benchmark over the full six-month period were security selection, curve positioning and reduced exposures to underperforming sectors. Security selection in health care, education, tobacco and industrial revenue bonds were positive contributors as spreads tightened in these sectors. Longer maturity bond exposures (18+ years) outperformed due to a flattening of the municipal curve, which was amplified with the introduction of the taxable Build America Bonds (BABs) in April that tipped the supply/demand imbalance as BABs replaced some of the tax-exempt supply.
Drags on performance relative to the benchmark over the period included holding high levels of cash later in the period as municipal bonds continued to rally in 2009, exposure to the City of Detroit Limited Tax General Obligation Bonds, which were downgraded to Non-Investment Grade in 2009, and exposure to Special Assessment Bonds that continued to be negatively impacted by the national housing slowdown and increasing delinquencies and foreclosures.
However, the Fund’s underweight to non-rated, special assessment bonds and industrial revenue bonds helped to mitigate underperformance relative to the benchmark during the period.
What is the outlook?
During this period of weak credit conditions and limited high yield municipal issuance, we continue to actively purchase high quality municipal bonds at wider spreads, which has contributed to an increase in the Fund’s overall credit rating (from Baa3 to Baa1). We still remain very cautious on high yield municipal credit given our general negative outlook on credit fundamentals. Budget challenges for state and local governments, downward ratings migration, and the ongoing “headline risk” will keep credit spreads wide and potentially cause them to widen further. However, we will selectively purchase lower rated credits and good credits in distressed sectors that we deem to be undervalued and are likely to outperform during this credit cycle. A stronger technical market going forward should allow us to trade more effectively in high yield municipal bonds.
Municipal bonds continue to present an excellent relative value versus taxable alternatives. Plus, the favorable steepness in the municipal curve coupled with wider credit spreads more fully compensates investors for the additional duration and credit risks in the market. Although we do not expect many defaults during this recession, we do expect that the weakening of credit fundamentals will certainly lead to downward ratings migration. However, we believe that the announcement of higher federal taxes under the Obama administration will make municipal bonds an even more attractive long-term investment.

*     Effective June 26, 2009, Charles Grande will no longer manage assets for the Fund.
Distribution by Credit Quality
as of April 30, 2009

Percentage of
Long-Term
Rating	Holdings
AAA	5.1%
AA	10.5
A	26.0
BBB	25.6
BB	10.6
B	5.1
CCC	0.6
Not Rated	16.5

Total	100.0%

Diversification by Industry
as of April 30, 2009

Percentage of
Industry	Net Assets
Airport Revenues	4.7%
General Obligations	10.7
Health Care/Services	21.0
Higher Education (Univ., Dorms, etc.)	16.0
Housing (HFA’S, etc.)	1.2
Industrial	7.0
Miscellaneous	10.1
Public Facilities	1.2
Refunded With U.S. Government Securities	4.5
Special Tax Assessment	5.6
Tax Allocation	2.8
Transportation	2.2
Utilities - Electric	3.7
Utilities - Water and Sewer	0.7
Short-Term Investments	7.4
Other Assets and Liabilities	1.2

Total	100.0%

3

Distribution by State
as of April 30, 2009

Percentage of
State	Net Assets
Alaska	0.3%
Arizona	2.6
California	6.6
Colorado	1.6
Delaware	0.8
District of Columbia	0.8
Florida	8.4
Georgia	2.2
Idaho	0.7
Illinois	5.0
Indiana	0.8
Kansas	0.1
Louisiana	2.5
Maryland	0.4
Massachusetts	1.8
Michigan	5.8
Minnesota	0.3
Missouri	0.4
Nebraska	0.8
Nevada	0.6
New Hampshire	0.1
New Jersey	3.1
New Mexico	1.4
New York	8.1
North Carolina	0.4
Ohio	3.4
Oklahoma	0.1
Other U.S. Territories	0.9
Pennsylvania	2.2
Rhode Island	2.6
South Carolina	0.5
South Dakota	1.9
Texas	12.0
Utah	1.6
Virginia	1.5
Washington	2.5
West Virginia	0.8
Wisconsin	5.8
Short-Term Investments	7.4
Other Assets and Liabilities	1.2

Total	100.0%

4

The Hartford High Yield Municipal Bond Fund
Schedule of Investments
April 30, 2009 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
MUNICIPAL BONDS—91.4%
	Alaska — 0.3%
	Alaska Municipal Bond Bank Auth,
$375	5.75%, 09/01/2033	$381
	Anchorage Alaska,
605	5.25%, 08/01/2028	636

		1,017

	Arizona — 2.6%
	Arizona State Transportation Board Highway Rev,
3,000	5.25%, 07/01/2025	3,221
	Estrella Mountain Ranch Community GO,
265	6.20%, 07/15/2032 ⌂	176
	Mohave County Industrial DA Correctional Fac Contract,
3,000	8.00%, 05/01/2025	3,171
	Pinal County Electric Dist #4,
1,150	6.00%, 12/01/2038	932
	Scottsdale, AZ, IDA,
1,000	5.25%, 09/01/2030	867
	Show Low Bluff, AZ, Community Fac Dist Special Assessment,
200	5.60%, 07/01/2031 ⌂	125
	Tartesso West Community Facilities Dist,
1,000	5.90%, 07/15/2032 ⌂	632

		9,124

	California — 6.6%
	California State,
4,985	6.50%, 04/01/2033	5,361
	California State Public Works Board,
2,000	6.25%, 04/01/2034	2,027
	California Statewide Community DA, California Baptist University,
2,800	5.50%, 11/01/2038	1,692
	California Statewide Community DA, Drew School,
250	5.30%, 10/01/2037	157
	California Statewide Community DA, Huntington Park Rev,
200	5.15%, 07/01/2030	134
	California Statewide Community DA, Thomas Jefferson School of Law,
4,100	7.25%, 10/01/2032	3,186
	Morongo Band of Mission Indians Enterprise Rev,
1,595	6.50%, 03/01/2028 ■	1,153
	Perris, CA, Public FA Local Agency Rev,
1,000	5.80%, 09/01/2038 ⌂	712
	Rialto, CA, Redev Agency,
2,000	5.88%, 09/01/2033	1,701
	San Jose Redev Agency,
500	6.50%, 08/01/2023	525
	Santa Cruz County Redev Agency,
1,335	6.63%, 09/01/2029	1,397
	Torrance USD,
500	5.38%, 08/01/2024	534
1,500	5.50%, 08/01/2025	1,599
	Turlock, CA, Health Facilities Rev,
2,675	5.38%, 10/15/2034	1,908

		22,086

	Colorado — 1.6%
	Baptist Road Rural Transportation Auth, Sales & Use Tax Rev,
800	5.00%, 12/01/2026	454
	Colorado E-470 Public Highway Auth Rev,
1,875	5.50%, 09/01/2024	1,652
	Colorado Educational & Cultural FA Rev, Charter School-Windsor Academy Proj,
500	5.70%, 05/01/2037 ⌂	335
	Colorado Health FA Rev,
2,500	5.50%, 05/15/2028	2,021
	Denver, CO, City & County Special Fac Airport AMT,
500	5.25%, 10/01/2032	257
	North Range, CO, Metropolitan Dist #2,
500	5.50%, 12/15/2027 ⌂	311
	Park Meadows, CO, Business Improvement Dist Shared Sales Tax Rev,
360	5.35%, 12/01/2031	222

		5,252

	Delaware — 0.8%
	Delaware Transportation Auth,
1,180	5.00%, 07/01/2025	1,274
	Millsboro, DE, Special Obligation Plantation Lakes Special Development,
500	5.45%, 07/01/2036 ⌂	284
	Sussex County, DE, Del Rev,
1,235	5.90%, 01/01/2026	883

		2,441

	District of Columbia — 0.8%
	District of Columbia Tobacco Settlement Financing Corp,
3,460	6.50%, 05/15/2033	2,571

	Florida — 8.4%
	Beeline Community Development Dist,
1,220	7.00%, 05/01/2037	902
	Colonial Country Club Community Development Dist, Capital Improvement Rev,
2,105	6.40%, 05/01/2033	2,048
	Florida Village Community Development,
1,000	6.50%, 05/01/2033	932
	Florida Village Community Development Dist No 8,
2,855	6.38%, 05/01/2038	2,087
	Highlands County, FL, Adventist Health,
125	5.25%, 11/15/2036	147
	Jacksonville, FL, Econ Development Community Health Care Facilities,
2,000	6.25%, 09/01/2027	1,626
	Lakeland Florida Retirement Community Rev,
1,750	6.38%, 01/01/2043	1,249
	Lee County, FL, Industrial Development Auth,
1,000	5.25%, 06/15/2027	610
	Magnolia Creek, FL, Community Development Dist Capital Improvement,
500	5.90%, 05/01/2039 ⌂	292
	Miami-Dade County Aviation Rev,
2,470	5.50%, 10/01/2036 *	2,375
The accompanying notes are an integral part of these financial statements.

5

The Hartford High Yield Municipal Bond Fund
Schedule of Investments — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
MUNICIPAL BONDS — 91.4% — (continued)
	Florida — 8.4% — (continued)
	Miami-Dade County, FL, Educational Facilities Auth,
$3,000	5.75%, 04/01/2028	$3,075
	Orange County, FL, Health Care FA Rev,
200	5.50%, 07/01/2038 ⌂	119
	Palm Beach County, FL, Health FA Rev Waterford Proj,
2,400	5.88%, 11/15/2037	1,627
	Parker Road, FL, Community Development Dist Cap Improvement Ser A,
200	5.60%, 05/01/2038 ⌂	106
	Putnam County, FL, DA,
3,125	5.35%, 03/15/2042	3,174
	River Bend Community Development Dist, Capital Improvement Rev,
1,990	7.13%, 11/01/2015	1,292
	Seminole Tribe of Florida,
4,500	5.25%, 10/01/2027 ■	3,151
1,000	5.50%, 10/01/2024 ■	751
	Six Mile Creek, FL, Community Development Dist,
1,525	5.88%, 05/01/2038 ⌂	715
	St. Johns County, FL, IDA,
1,765	5.00%, 02/15/2027	1,151
	Sweetwater Creek, FL, Community Development Dist Captial Improvement Rev,
1,000	5.50%, 05/01/2038 ⌂	543
	Tolomato, FL, Community Development Dist,
800	6.65%, 05/01/2040	536
	University Square Community Development,
500	5.88%, 05/01/2038	286

		28,794

	Georgia — 2.2%
	Atlanta Airport Revenues,
5,000	7.00%, 01/01/2030 Δ	5,000
	Augusta, GA, Airport Rev AMT,
165	5.35%, 01/01/2028	113
230	5.45%, 01/01/2031	153
	Dekalb County Development,
1,500	6.00%, 07/01/2034	1,496
	Marietta, GA, DA,
1,500	7.00%, 06/15/2030	1,166

		7,928

	Idaho — 0.7%
	Idaho Arts Charter School,
1,000	6.25%, 12/01/2028	768
	Idaho Board Bank Auth,
1,465	5.63%, 09/15/2026	1,619

		2,387

	Illinois — 5.0%
	Aurora Illinois Tax Increment Rev,
1,000	6.75%, 12/30/2027	749
	Belleville, IL, Tax Increment,
1,000	5.70%, 05/01/2036 ⌂	692
	Chicago, IL, O’Hare International Airport Special Fac Rev, American Airlines Inc.,
250	5.50%, 12/01/2030	94
	Chicago, IL, O’Hare Int’l Airport Rev,
2,210	6.00%, 01/01/2017	2,255
	Hampshire, IL, Special Service Area #13, Tuscany Woods Proj,
200	5.75%, 03/01/2037 ⌂	115
	Hampshire, IL, Special Service Area #16, Prairie Ridge Proj,
200	6.00%, 03/01/2046 ⌂	116
	Illinois FA Rev,
1,800	5.38%, 08/15/2039 — 11/15/2039	1,456
6,000	5.50%, 08/15/2030	5,077
	Illinois FA, Children’s Memorial Hospital Ser B,
1,500	5.50%, 08/15/2028	1,385
	Illinois Financial Auth Rev,
1,200	5.25%, 11/01/2039 *	1,154
1,070	5.38%, 07/01/2033	994
1,400	6.00%, 03/01/2038	1,422
190	6.25%, 02/01/2033	181
	Springfield, IL, Water Rev,
500	5.25%, 03/01/2026	523
	University of Illinois Rev,
1,205	5.75%, 04/01/2038	1,275

		17,488

	Indiana — 0.8%
	Indiana Municipal Power Agency,
1,000	5.75%, 01/01/2034	1,008
	University of Southern Indiana,
1,065	5.00%, 10/01/2022 — 10/01/2023.	1,105
	Vigo County, IN, Union Hospital,
500	5.70%, 09/01/2037 ■	332

		2,445

	Kansas — 0.1%
	Olathe, KS, Tax Increment Rev, West Village Center,
500	5.50%, 09/01/2026 ⌂	341

	Louisiana — 2.5%
	Colonial Pinnacle Community Development Dist,
2,655	6.75%, 05/01/2023	1,867
	Louisiana Local Government Environmental Facilities & Community Development,
6,000	6.75%, 11/01/2032	4,155
	Louisiana Public Fac Auth, Susla Fac Inc,
500	5.75%, 07/01/2039 ⌂	343
	New Orleans Aviation Board Revenues,
2,500	6.00%, 01/01/2023	2,557

		8,922

	Maryland — 0.4%
	Maryland State Community Development Admin,
605	4.38%, 09/01/2016	627
	Maryland State Health & Higher Education FA Rev,
770	6.00%, 01/01/2028	666

		1,293

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
MUNICIPAL BONDS — 91.4% — (continued)
	Massachusetts — 1.8%
	Massachusetts State Health & Education Facilities,
$1,000	5.13%, 07/01/2033	$834
3,000	5.50%, 10/01/2024	3,049
2,355	8.00%, 10/01/2039	2,434

	Michigan — 5.8%
	Detroit, MI, GO,
12,175	5.00%, 04/01/2016	9,723
	Flint Michigan International Academy,
2,500	5.75%, 10/01/2037	1,689
	Michigan Public Educational Facilities,
5,000	6.50%, 09/01/2037 ■	3,729
	Michigan State Hospital FA, McLaren Health Care,
3,000	5.63%, 05/15/2028	2,825
	Royal Oak Hospital Financial Auth,
2,000	8.25%, 09/01/2039	2,217

		20,183

	Minnesota — 0.3%
	Baytown Township, MN,
750	7.00%, 08/01/2038	587
	Falcon Heights, MN, Lease Rev,
525	6.00%, 11/01/2037	366
	Minneapolis, MN, Multifamily Housing Rev AMT,
200	5.40%, 04/01/2028	143

		1,096

	Missouri — 0.4%
	Branson Hills, MO, Infrastructure Fac,
100	5.50%, 04/01/2027 ⌂	65
	Branson, MO, Regional Airport Transportation Development AMT,
1,300	6.00%, 07/01/2025	863
	Kansas City, MO, Tax Increment Rev Maincor Proj Ser A,
500	5.25%, 03/01/2018	398

		1,326

	Nebraska — 0.8%
	Madison County Hospital Auth,
2,000	6.00%, 07/01/2033	1,760
	Omaha Public Power Dist,
1,000	5.50%, 02/01/2033	1,055

		2,815

	Nevada — 0.6%
	Las Vegas, NV, Special Improvement Dist #808 & 810, Summerlin Village,
500	6.13%, 06/01/2031 ⌂	260
	Mesquite Special Improvement Dist #07-01,
500	6.00%, 08/01/2027	334
	Sparks Tourism Improvement,
2,240	6.75%, 06/15/2028	1,544

		2,138

	New Hampshire — 0.1%
	New Hampshire State Business Fin Rev AMT,
200	5.20%, 05/01/2027	164

	New Jersey — 3.1%
	Burlington County, NJ, Bridge Commission Econ Development Rev, The Evergreen Proj,
1,500	5.63%, 01/01/2038	944
	New Jersey Econ DA,
4,800	6.25%, 09/15/2019	3,640
	New Jersey Health Care Facilities FA,
4,000	6.63%, 07/01/2038	3,098
	New Jersey Health Care Services FA,
800	5.50%, 07/01/2030	576
	New Jersey State Educational FA Rev,
2,000	7.50%, 12/01/2032	1,967

		10,225

	New Mexico — 1.4%
	Los Alamos County, NM,
3,000	5.88%, 06/01/2027	3,203
	Montecito Estates Public Improvement Rev,
1,000	7.00%, 10/01/2037 ⌂ .	687
	Otero County NM Jail Proj Rev,
1,370	6.00%, 04/01/2028	981

		4,871

	New York — 8.1%
	Erie County, NY, IDA Global Concepts Charter School Proj,
2,100	6.25%, 10/01/2037	1,521
	Genesee County, NY, IDA Civic Fac Rev, United Memorial Medical Center,
500	5.00%, 12/01/2027	330
	Long Island Power Auth,
3,000	6.25%, 04/01/2033	3,249
	Nassau County, NY, IDA Continuing Care Retirement,
2,500	6.70%, 01/01/2043	1,857
	Nassau County, NY, IDA Continuing Care Retirement, Amsterdam at Harborside, Ser A,
1,000	6.50%, 01/01/2027	793
	New York State Dormitory Auth Non State Supported Debt, NYU Hospital Center Ser B,
750	5.63%, 07/01/2037	572
	New York State Dormitory Auth Non State Supported Debt, Orange Regional Med Center,
3,125	6.13%, 12/01/2029	2,427
	New York State Dormitory Auth Rev Non St Supported Debt,
2,000	6.00%, 07/01/2033	2,097
	New York, NY, GO,
4,000	6.25%, 10/15/2028	4,379
	New York, NY, IDA American Airlines JFK International Airport AMT,
515	7.13%, 08/01/2011	480
9,000	7.63%, 08/01/2025	6,859
1,725	8.00%, 08/01/2012	1,568
	Ulster County, NY, IDA,
3,250	6.00%, 09/15/2037 — 09/15/2042	2,139

		28,271

The accompanying notes are an integral part of these financial statements.

7

The Hartford High Yield Municipal Bond Fund
Schedule of Investments — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
MUNICIPAL BONDS — 91.4% — (continued)
	North Carolina — 0.4%
	Albemarle, NC, Hospital Auth Healthcare,
$1,000	5.25%, 10/01/2038	$717
	Mecklenburg County, NC,
790	5.00%, 02/01/2024	832

		1,549

	Ohio — 3.4%
	Buckeye Tobacco Settlement FA,
5,000	5.88%, 06/01/2047	2,794
9,500	6.50%, 06/01/2047	5,860
	Ohio State Higher Educational Facilities Rev,
3,000	5.50%, 12/01/2036	3,018

		11,672

	Oklahoma — 0.1%
	Oklahoma Development FA, Hospital Rev Great Plains Regional Medical Center,
500	5.13%, 12/01/2036	348

	Other U. S. Territories — 0.9%
	Puerto Rico Commonwealth,
3,570	5.50%, 07/01/2032	3,143

	Pennsylvania — 2.2%
	Allegheny County, PA, Higher Education Building Auth,
1,150	5.00%, 03/01/2033	1,093
	Erie Higher Educational Building Auth,
1,000	5.50%, 03/15/2038	807
	Northampton County, PA,
3,000	5.50%, 08/15/2035	2,484
	Pennsylvania State Higher Educational FA Rev,
855	5.75%, 07/01/2028	697
	Pennsylvania Turnpike Commission,
1,335	6.00%, 06/01/2028	1,450
	Philadelphia GO,
1,000	7.00%, 07/15/2028	1,088
	Philadelphia, PA, IDA,
500	5.25%, 05/01/2037	313

		7,932

	Rhode Island — 2.6%
	Rhode Island Health & Educational Building Corp,
2,000	7.00%, 05/15/2039	2,026
	Rhode Island Tobacco Settlement Funding Corp,
945	6.00%, 06/01/2023	855
	Tobacco Settlement Financing Corp,
8,000	6.25%, 06/01/2042	5,902

		8,783

	South Carolina — 0.5%
	Lancaster County, SC, Sun City Assessment,
1,987	7.70%, 11/01/2017	1,640

	South Dakota — 1.9%
	South Dakota Educational Enhancement Funding Corp,
6,030	6.50%, 06/01/2032	4,502
	South Dakota Housing DA,
1,985	6.13%, 05/01/2033	2,091

		6,593

	Texas — 12.0%
	Brazos County Health Facilities Development Corp,
3,260	5.50%, 01/01/2038	2,543
	Brazos County, TX, Health Facilities Development Corp,
3,310	5.50%, 01/01/2033	2,647
	Burnet County, TX, Public Fac Proj Rev,
4,000	7.75%, 08/01/2029	3,715
	Clifton Higher Education Fin Corp,
2,000	8.75%, 02/15/2028	1,965
	Corpus Christi, TX, Independent School Dist,
2,665	5.00%, 08/15/2026	2,732
	Dallas County Utility & Reclamation Dist,
5,000	5.38%, 02/15/2029	4,532
	Dallas Fort Worth, TX, International Airport,
3,000	6.00%, 11/01/2032	2,922
	Dallas-Fort Worth, TX, International Airport AMT,
2,000	6.15%, 01/01/2016	1,731
	Garza County, TX, Public Fac Corp Rev,
350	5.75%, 10/01/2025	333
	Guadalupe County, TX, Board Managers Joint Rev ,
2,000	5.50%, 08/15/2036	1,902
	Harris County, TX, Cultural Education Fac Baylor CLG Medicine,
2,855	5.63%, 11/15/2032	2,853
	Houston, TX, Airport System Rev,
6,500	6.75%, 07/01/2021	4,929
	La Vernia Texas Higher Education,
2,105	9.00%, 08/15/2038	2,119
	Lower Colorado River Auth Rev,
3,000	7.25%, 05/15/2037	3,263
	Maverick County, TX, Public Fac Corp Proj Rev,
1,495	6.25%, 02/01/2024	1,138
	Travis County, TX, Health Fac, Querencia
	Barton Creek Project,
600	5.65%, 11/15/2035	359
	Willacy County, TX, GO,
2,500	6.88%, 09/01/2028	1,832

		41,515

	Utah — 1.6%
	Provo, UT, Lakeview Charter School,
1,300	5.63%, 07/15/2037	878
	Provo, UT, Renaissance Charter School,
200	5.63%, 07/15/2037	131
	Utah County, UT, Charter School Rev,
1,000	6.00%, 02/15/2038	705
	Utah State Charter School FA Charter School Rev,
2,000	6.75%, 08/15/2028	1,611
The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount		Market Value ╪
MUNICIPAL BONDS — 91.4% — (continued)
	Utah — 1.6% — (continued)
	Utah State Charter School Financing Auth, Channing Hall Ser A,
$750	5.88%, 07/15/2027 ■	$523
700	6.00%, 07/15/2037 ■	465
	Utah State Charter School Financing Auth, Summit Academy Ser A,
1,500	5.80%, 06/15/2038	1,019

		5,332

	Virginia — 1.5%
	James City County, VA, Econ DA Residential Care Fac,
675	5.40%, 07/01/2027	416
	Lexington, VA, IDA Residential Care Fac Rev,
1,050	5.50%, 01/01/2037	686
	Norfolk, VA, Redev & Housing Auth Rev,
2,005	6.13%, 01/01/2035	1,450
	Peninsula, VA, Turn Center Community Dev DA,
300	6.45%, 09/01/2037	200
	Virginia State Residential Auth,
500	5.00%, 11/01/2024	545
	Washington County Hospital Fac Revenues,
1,750	7.75%, 07/01/2038	1,789

		5,086

	Washington — 2.5%
	Skagit County, WA, Public Hospital Rev,
2,000	5.75%, 12/01/2032	1,531
	Washington Health Care Facilities Auth,
4,000	6.25%, 10/01/2028	4,342
	Washington State Health Care FA Rev,
3,600	6.13%, 08/15/2037	2,841

		8,714

	West Virginia — 0.8%
	West Virginia State Hospital FA Rev Thomas Health Systems,
3,500	6.50%, 10/01/2028 — 10/01/2038	2,726

	Wisconsin — 5.8%
	Badger Tobacco Asset Securitization Corp of WI,
13,565	6.13%, 06/01/2027 ‡	14,490
1,000	6.38%, 06/01/2032	1,123
	Wisconsin State General Fund,
185	5.75%, 05/01/2033	192
1,295	6.00%, 05/01/2036	1,363
	Wisconsin State Health & Educational FA Rev,
2,500	5.50%, 08/15/2023	2,270
	Wisconsin State Health & Educational Fac Auth, Wellington Homes Wis LLC,
600	6.75%, 09/01/2037	427

		19,865

	Total municipal bonds (cost $363,529)	$314,393

	Total long-term investments (cost $363,529)	$314,393

SHORT-TERM INVESTMENTS — 7.4%
	Investment Pools and Funds — 7.4%
25,427	State Street Bank Tax Free Money Market Fund		$25,427

	Total short-term investments (cost $25,427)		$25,427

	Total investments (cost $388,956) ▲	98.8%	$339,820
	Other assets and liabilities	1.2%	4,033

	Total net assets	100.0%	$343,853

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
▲	At April 30, 2009, the cost of securities for federal income tax purposes was $388,956 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$5,709
Unrealized Depreciation	(54,845)

Net Unrealized Depreciation	$(49,136)

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.
Δ	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2009.
■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at April 30, 2009, was $10,104, which represents 2.94% of total net assets.
*	The cost of securities purchased on a when-issued or delayed delivery basis at April 30, 2009 was $3,568.
⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period	Shares/
Acquired	Par	Security	Cost Basis

09/2007	$1,000	Belleville, IL, Tax Increment, 5.70%, 05/01/2036	$994
05/2007	$100	Branson Hills, MO, Infrastructure Fac, 5.50%, 04/01/2027	100
06/2007	$500	Colorado Educational & Cultural FA Rev, Charter School-Windsor Academy Proj, 5.70%, 05/01/2037 — 144A	500
The accompanying notes are an integral part of these financial statements.

9

The Hartford High Yield Municipal Bond Fund
Schedule of Investments – (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)

Period	Shares/
Acquired	Par	Security	Cost Basis

11/2007	$265	Estrella Mountain Ranch Community GO, 6.20%, 07/15/2032	$265
05/2007	$200	Hampshire, IL, Special Service Area #13, Tuscany Woods Proj, 5.75%, 03/01/2037	200
07/2007	$200	Hampshire, IL, Special Service Area #16, Prairie Ridge Proj, 6.00%, 03/01/2046	201
08/2007	$500	Las Vegas, NV, Special Improvement Dist #808 & 810, Summerlin Village, 6.13%, 06/01/2031	498
07/2007	$500	Louisiana Public Fac Auth, Susla Fac Inc, 5.75%, 07/01/2039 — 144A	503
06/2007	$500	Magnolia Creek, FL, Community Development Dist Capital Improvement, 5.90%, 05/01/2039	496
06/2007	$500	Millsboro, DE, Special Obligation Plantation Lakes Special Development, 5.45%, 07/01/2036	500
12/2007	$1,000	Montecito Estates Public Improvement Rev, 7.00%, 10/01/2037	1,000
06/2007	$500	North Range, CO, Metropolitan Dist #2, 5.50%, 12/15/2027	499
06/2007	$500	Olathe, KS, Tax Increment Rev, West Village Center, 5.50%, 09/01/2026	498
06/2007	$200	Orange County, FL, Health Care FA Rev, 5.50%, 07/01/2038	195
05/2007	$200	Parker Road, FL, Community Development Dist Cap Improvement Ser A, 5.60%, 05/01/2038	199
11/2007	$1,000	Perris, CA, Public FA Local Agency Rev, 5.80%, 09/01/2038	1,000
05/2007	$200	Show Low Bluff, AZ, Community Fac Dist Special Assessment, 5.60%, 07/01/2031 — 144A	200
06/2007 — 10/2007	$1,525	Six Mile Creek, FL, Community Development Dist, 5.88%, 05/01/2038	1,450
06/2007	$1,000	Sweetwater Creek, FL, Community Development Dist Captial Improvement Rev, 5.50%, 05/01/2038	1,000
09/2007	$1,000	Tartesso West Community Facilities Dist, 5.90%, 07/15/2032	1,000
The aggregate value of these securities at April 30, 2009 was $6,969 which represents 2.03% of total net assets.

AMT	—	Alternative Minimum Tax
DA	—	Development Authority
FA	—	Finance Authority
GO	—	General Obligations
IDA	—	Industrial Development Authority Bond
USD	—	United School District

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.
FAS 157 Disclosure of Investment Valuation Hierarchy Levels

Assets:
Investment in securities — Level 1	$25,427
Investment in securities — Level 2	314,393

Total	$339,820

The accompanying notes are an integral part of these financial statements.

10

The Hartford High Yield Municipal Bond Fund
Statement of Assets and Liabilities
April 30, 2009 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at fair value (cost $388,956)	$339,820
Cash	—
Receivables:
Investment securities sold	4,996
Fund shares sold	3,169
Dividends and interest	6,509
Other assets	80

Total assets	354,574

Liabilities:
Payables:
Investment securities purchased	9,516
Fund shares redeemed	308
Investment management fees	31
Dividends	606
Distribution fees	23
Accrued expenses	23
Other liabilities	214

Total liabilities	10,721

Net assets	$343,853

Summary of Net Assets:
Capital stock and paid-in-capital	418,608
Accumulated undistributed net investment income	93
Accumulated net realized loss on investments	(25,712)
Unrealized depreciation of investments	(49,136)

Net assets	$343,853

Shares authorized	650,000

Par value	$0.001

Class A: Net asset value per share/Maximum offering price per share	$7.15/$7.48

Shares outstanding	27,646

Net assets	$197,684

Class B: Net asset value per share	$7.15

Shares outstanding	873

Net assets	$6,241

Class C: Net asset value per share	$7.15

Shares outstanding	12,320

Net assets	$88,144

Class I: Net asset value per share	$7.16

Shares outstanding	7,233

Net assets	$51,784

The accompanying notes are an integral part of these financial statements.

11

The Hartford High Yield Municipal Bond Fund
Statement of Operations
For the Six Month Period Ended April 30, 2009 (Unaudited)
(000’s Omitted)

Investment Income:
Interest	$10,434

Total investment income	10,434

Expenses:
Investment management fees	831
Transfer agent fees	80
Distribution fees
Class A	213
Class B	25
Class C	392
Custodian fees	2
Accounting services	27
Registration and filing fees	48
Board of Directors’ fees	1
Audit fees	3
Other expenses	25

Total expenses (before waivers and fees paid indirectly)	1,647
Expense waivers	(245)
Custodian fee offset	(1)

Total waivers and fees paid indirectly	(246)

Total expenses, net	1,401

Net investment income	9,033

Net Realized Loss on Investments:
Net realized loss on investments in securities	(12,506)

Net Realized Loss on Investments	(12,506)

Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	8,194
Net Changes in Unrealized Appreciation of Investments	8,194

Net Loss on Investments	(4,312)

Net Increase in Net Assets Resulting from Operations	$4,721

The accompanying notes are an integral part of these financial statements.

12

The Hartford High Yield Municipal Bond Fund
Statement of Changes in Net Assets
(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2009	Year Ended
	(Unaudited)	October 31, 2008
Operations:
Net investment income	$9,033	$11,520
Net realized loss on investments	(12,506)	(12,685)
Net unrealized appreciation (depreciation) of investments	8,194	(56,281)

Net increase (decrease) in net assets resulting from operations	4,721	(57,446)

Distributions to Shareholders:
From net investment income
Class A	(5,322)	(6,892)
Class B	(135)	(156)
Class C	(2,142)	(2,367)
Class I	(1,564)	(2,152)

Total distributions	(9,163)	(11,567)

Capital Share Transactions:
Class A	28,715	164,319
Class B	1,607	4,369
Class C	12,587	81,960
Class I	(1,238)	59,280

Net increase from capital share transactions	41,671	309,928

Net increase in net assets	37,229	240,915
Net Assets:
Beginning of period	306,624	65,709

End of period	$343,853	$306,624

Accumulated undistributed net investment income	$93	$223

13

The Hartford High Yield Municipal Bond Fund
Notes to Financial Statements
April 30, 2009 (Unaudited)
(000’s Omitted)
1. Organization:
The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-two portfolios. Financial statements for The Hartford High Yield Municipal Bond Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a non-diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares are sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors through advisory fee-based wrap programs. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and except that Class B shares automatically convert to Class A shares after 8 years.

Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments will be allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). After the Close Date, existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.
2. Significant Accounting Policies:
The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).
a)	Security Transactions and Investment Income — Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.
b)	Security Valuation — The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary markets, but before the close of the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings.

14

Debt securities (other than short-term obligations) held by the Fund are valued on the basis of valuations furnished by an independent pricing service which determines valuations for normal institutional size trading units of debt securities. Securities for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by the Fund’s Board of Directors. Generally, the Fund may use fair valuation in regard to debt securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that mature in 60 days or less are valued at amortized cost, which approximates market value.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the valuation date.

c)	Fund Share Valuation and Dividend Distributions to Shareholders — Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income are declared daily and paid monthly. Dividends are paid on shares beginning on the business day after the day when the funds used to purchase the shares are collected by the transfer agent for the Fund. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences include but are not limited to foreign currency gains and losses, losses deferred due to wash sales adjustments, adjustments related to Passive Foreign Investment Companies and certain derivatives, and excise tax regulations. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

d)	Illiquid and Restricted Securities — The Fund is permitted to invest up to 15% of its net assets in illiquid securities. “Illiquid Securities” are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of

15

The Hartford High Yield Municipal Bond Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund, as shown in the Schedule of Investments, had illiquid or restricted securities as of April 30, 2009.

e)	Securities Purchased on a When-Issued or Delayed-Delivery Basis — Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. As of April 30, 2009, the Fund had entered into outstanding when-issued or forward commitments with a cost of $3,568.

f)	Credit Risk — Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a Fund which holds securities with higher credit risk may fluctuate more than with less aggressive bond funds.

g)	Prepayment Risks — Certain debt securities allow for prepayment of principal without penalty. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, with respect to securities, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. The potential for the value of a debt security to increase in response to interest rate declines is limited. For certain securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

h)	Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

i)	Financial Accounting Standards Board Financial Accounting Standards No. 157 — Effective November 1, 2008, the Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. Fair value is defined under FAS 157 as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Under FAS 157, a fair value measurement should reflect all of the assumptions that market participants would use in pricing the asset or liability, including assumptions about the risk inherent in a particular valuation technique, the effect of a restriction on the sale or use of an asset, and the risk of nonperformance.

Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized, per FAS 157, into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 — Quoted prices in active markets for identical securities. Level 1 includes exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

16

•	Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 includes debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services and foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•	Level 3 — Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes and require significant management judgment or estimation. This category includes broker quoted securities, long dated OTC options and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a good representation of exit price.
Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

FAS 157 also requires that a roll forward reconciliation be shown for all Level 3 securities from the beginning of the reporting period to the end of the reporting period. Part of this reconciliation includes transfers in and/or out of Level 3. For purposes of this reconciliation, transfers in are shown at the end of period fair value and transfers out are shown at the beginning of period fair value. During the six-month period ended April 30, 2009, the Fund held no Level 3 securities.

Refer to the valuation hierarchy levels summary found following the Schedule of Investments.

FASB Staff Position No. 157-4 — In April 2009, FASB released FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP FAS 157-4”). FSP FAS 157-4 provides additional guidance on determining whether a market for a financial asset is not active and a transaction is not distressed when measuring fair value under FAS 157. The FSP also requires additional disclosure detail on debt and equity securities by major investment categories. FSP FAS 157-4 is effective for interim and annual periods ending after June 15, 2009. At this time, management is evaluating the implications of FSP FAS 157-4 and does not believe it will impact valuation but will require additional disclosure. This additional disclosure has not yet been implemented.
j)	Financial Accounting Standards Board Financial Accounting Standards No. 161 — In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires companies to disclose information detailing the objectives and strategies for using derivative instruments, the level of derivative activity entered into by the company and any credit risk-related contingent features of the agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and has not yet implemented the new disclosure standard.

k)	Indemnifications: Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
3. Federal Income Taxes:
a)	Federal Income Taxes — For federal income tax purposes, the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the

17

The Hartford High Yield Municipal Bond Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and the Fund intends to distribute substantially all of its income and gains during the calendar year ending December 31, 2009. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.
b)	The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2008	October 31, 2007 *
Tax Exempt Income †	$10,972	$584

†	The Fund designates these distributions as exempt interest pursuant to IRC Sec. 852(b)(5).
As of October 31, 2008, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$917
Accumulated Capital Losses*	$(13,206)
Unrealized Depreciation†	$(57,329)

Total Accumulated Deficit	$(69,618)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable to the tax deferral of wash sales losses, the mark-to-market adjustment for certain derivatives in accordance with IRC Sec. 1256, the mark to market for Passive Foreign Investment Companies and basis differences in real estate investment trusts.
c)	Reclassification of Capital Accounts — In accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Fund has recorded reclassifications in its capital accounts. These reclassifications had no impact on the NAV of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. As of October 31, 2008, the Fund recorded reclassifications to increase undistributed net investment income by $231, decrease accumulated net realized loss by $237, and increase paid in capital by $6.

d)	Capital Loss Carryforward — At October 31, 2008 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year	Amount
2015	$284
2016	12,922

Total	$13,206

18

e)	Financial Accounting Standards Board Interpretation No. 48 — On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. The Fund adopted FIN 48 for fiscal years beginning after December 15, 2006. Management has evaluated the implications of FIN 48 for all open tax years (tax years ended October 31,
2006 – 2008) and has determined there is no impact to the Fund’s financial statements.
4. Expenses:
a)	Investment Management Agreements — Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with The Hartford Mutual Funds, Inc. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.
The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the six-month period ended April 30, 2009; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.5500%
On next $500 million	0.5000%
On next $4 billion	0.4750%
On next $5 billion	0.4550%
Over $10 billion	0.4450%
HIFSCO had voluntarily agreed to waive 0.20% of the management fees until February 28, 2009.
b)	Accounting Services Agreement — Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting service fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%
c)	Operating Expenses — Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the six-month period ended April 30, 2009, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I
1.00%	1.75%	1.75%	0.75%
d)	Fees Paid Indirectly — The Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the six-month period ended April 30, 2009, this amount is included in the Statement of Operations.

19

The Hartford High Yield Municipal Bond Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Annualized
	Six-Month
	Period	Year Ended	Year Ended
	Ended April	October 31,	October 31,
	30, 2009	2008	2007
Class A Shares	0.75%	0.40%	0.25	%*
Class B Shares	1.57	1.19	1.00	†
Class C Shares	1.52	1.17	1.01	‡
Class I Shares	0.51	0.17	0.00	§

*	From May 31, 2007 (commencement of operations), through October 31, 2007

†	From May 31, 2007 (commencement of operations), through October 31, 2007

‡	From May 31, 2007 (commencement of operations), through October 31, 2007

§	From May 31, 2007 (commencement of operations), through October 31, 2007
e)	Distribution and Service Plan for Class A, B and C Shares — HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2009, HIFSCO received front-end load sales charges of $796 and contingent deferred sales charges of $97 from the Fund.

The Fund has adopted Distribution and Service Plans in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B and C shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Funds provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of only up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the Distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2009, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $15. These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2009, a portion of the Fund’s chief compliance officer’s salary was paid by the Fund in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO was compensated $79 for providing such services. These fees are accrued daily and paid monthly.

20

5. Investment Transactions:
For the six-month period ended April 30, 2009, the Fund’s aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$91,846
Sales Proceeds Excluding U.S. Government Obligations	43,755
6. Capital Share Transactions:
     The following information is for the six-month period ended April 30, 2009 and the year ended October 31, 2008:

	For the Six-Month Period Ended April 30, 2009					For the Year Ended October 31, 2008
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	9,579	439	(5,944)	—	4,074	25,895	436	(7,649)	—	18,682
Amount	$66,559	$3,045	$(40,889)	$—	$28,715	$225,224	$3,641	$(64,546)	$—	$164,319
Class B
Shares	301	11	(81)	—	231	575	10	(84)	—	501
Amount	$2,086	$74	$(553)	$—	$1,607	$5,013	$83	$(727)	$—	$4,369
Class C
Shares	3,092	154	(1,469)	—	1,777	10,561	131	(1,336)	—	9,356
Amount	$21,635	$1,068	$(10,116)	$—	$12,587	$91,857	$1,083	$(10,980)	$—	$81,960
Class I
Shares	1,850	163	(2,208)	—	(195)	8,828	182	(2,309)	—	6,701
Amount	$12,921	$1,134	$(15,293)	$—	$(1,238)	$76,859	$1,510	$(19,089)	$—	$59,280
7. Line of Credit:
The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. During the six-month period ended April 30, 2009, the Fund did not have any borrowings under this facility.

21

The Hartford High Yield Municipal Bond Fund
Financial Highlights – (Unaudited)

	— Selected Per-Share Data — (a)									— Ratios and Supplemental Data —
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
															Net Assets		Net Assets		Net Assets
															Before		After		After
				Net											Waivers		Waivers		Waivers
				Realized											and		and		and		Ratio of
				and Un-			Distrib-			Net					Reimburse-		Reimburse-		Reimburse-		Net
		Net	Pay-	realized		Dividends	utions			Increase	Net				ments and		ments and		ments and		Invest-		Port-
	Net Asset	Invest-	ments	Gain		from Net	from	Distri-		(Decrease)	Asset			Net Assets	Including		Including		Excluding		ment		folio
	Value at	ment	from	(Loss) on	Total from	Invest-	Realized	butions	Total	in Net	Value at			at End of	Expenses		Expenses		Expenses		Income to		Turn-
	Beginning	Income	(to)	Invest-	Investment	ment	Capital	from	Distri-	Asset	End of	Total		Period	not Subject		not Subject		not Subject		Average		over
Class	of Period	(Loss)	Affiliate	ments	Operations	Income	Gains	Capital	butions	Value	Period	Return(b)		(000’s)	to Cap(c)		to Cap(c)		to Cap(c)		Net Assets		Rate(d)
For the Six-Month Period Ended April 30, 2009 (Unaudited)
A	$7.27	$0.21	$—	$(0.12)	$0.09	$(0.21)	$—	$—	$(0.21)	$(0.12)	$7.15	1 .42	%(e)	$197,684	0 .91	%(f)	0 .75	%(f)	0 .75	%(f)	6 .15	%(f)	16%
B	7.26	0.18	—	(0.10)	0.08	(0.19)	—	—	(0.19)	(0.11)	7.15	1 .15	(e)	6,241	1 .73	(f)	1 .57	(f)	1 .57	(f)	5 .33	(f)	—
C	7.27	0.18	—	(0.11)	0.07	(0.19)	—	—	(0.19)	(0.12)	7.15	1 .03	(e)	88,144	1 .68	(f)	1 .52	(f)	1 .52	(f)	5 .38	(f)	—
I	7.27	0.22	—	(0.11)	0.11	(0.22)	—	—	(0.22)	(0.11)	7.16	1 .65	(e)	51,784	0 .67	(f)	0 .51	(f)	0 .51	(f)	6 .38	(f)	—
For the Year Ended October 31, 2008
A	9.46	0.49	—	(2.19)	(1.70)	(0.49)	—	—	(0.49)	(2.19)	7.27	(18.60)		171,281	0.92		0.40		0.40		5.61		65
B	9.46	0.42	—	(2.19)	(1.77)	(0.43)	—	—	(0.43)	(2.20)	7.26	(19.36)		4,664	1.73		1.19		1.19		4.81		—
C	9.46	0.42	—	(2.18)	(1.76)	(0.43)	—	—	(0.43)	(2.19)	7.27	(19.24)		76,650	1.70		1.17		1.17		4.86		—
I	9.47	0.51	—	(2.19)	(1.68)	(0.52)	—	—	(0.52)	(2.20)	7.27	(18.50)		54,029	0.69		0.17		0.17		5.84		—
From (commencement of operations) May 31, 2007, through October 31, 2007
A(g)	10.00	0.20	—	(0.54)	(0.34)	(0.20)	—	—	(0.20)	(0.54)	9.46	(3 .41	) (e)	46,261	1 .03	(f)	0 .25	(f)	0 .25	(f)	4 .83	(f)	23
B(h)	10.00	0.17	—	(0.54)	(0.37)	(0.17)	—	—	(0.17)	(0.54)	9.46	(3 .71	) (e)	1,333	1 .82	(f)	1 .00	(f)	1 .00	(f)	4 .05	(f)	—
C(i)	10.00	0.17	—	(0.54)	(0.37)	(0.17)	—	—	(0.17)	(0.54)	9.46	(3 .71	) (e)	11,236	1 .81	(f)	1 .00	(f)	1 .00	(f)	4 .19	(f)	—
I(j)	10.00	0.21	—	(0.53)	(0.32)	(0.21)	—	—	(0.21)	(0.53)	9.47	(3 .21	) (e)	6,879	0 .80	(f)	–	(f)	–	(f)	5 .22	(f)	—

(a)	Information presented relates to a share outstanding throughout the indicated period.

(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	Not annualized.

(f)	Annualized.

(g)	Commenced operations on May 31, 2007.

(h)	Commenced operations on May 31, 2007.

(i)	Commenced operations on May 31, 2007.

(j)	Commenced operations on May 31, 2007.

22

The Hartford High Yield Municipal Bond Fund
Directors and Officers (Unaudited)
The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.
Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and three of the Fund’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which collectively consist of 100 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.
The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.
Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its officers or directors who are employed by The Hartford.
Non-Interested Directors
Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.
Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.
Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies.
Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee is Chairman and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions. Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm, from August 2004 to August 2005. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).
William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

23

The Hartford High Yield Municipal Bond Fund
Directors and Officers (Unaudited) — (continued)
Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.
Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.
Interested Directors and Officers
Thomas M. Marra* (1958) Director since 2002
Mr. Marra has served as President and Chief Operating Officer of The Hartford Financial Services Group, Inc. (“The Hartford”) since 2007. Mr. Marra currently serves as Director of Hartford Life, Inc. (“HL, Inc.”). Mr. Marra served as Chief Operating Officer of Hartford Life Insurance Company, Inc. (“Hartford Life”) (2000-2008), as President of Hartford Life (2002-2008) and as Director of Hartford Life’s Investment Products Division from 1998 to 2000.

*    On February 24, 2009, The Hartford and Mr. Marra determined to enter into a mutually agreed separation whereby Mr. Marra will retire, and his role as an executive officer and employee of The Hartford will terminate, effective July 3, 2009. Mr. Marra will resign his position as a Director of the Fund effective June 25, 2009.
Lowndes A. Smith (1939) Director since 2002, Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.
John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as Chief Executive Officer, President and Director of HL, Inc. Mr. Walters previously served as President of the U.S. Wealth Management Division of Hartford Life, Inc., as Co-Chief Operating Officer of Hartford Life Insurance Company (2007-2008) and as Executive Vice President and Director of its Investment Products Division (2000-2008). Mr. Walters also serves as Chairman of the Board, Chief Executive Officer, President and Director of Hartford Life Insurance Company and as Executive Vice President of The Hartford. In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”).

*    Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 — 2009).
Other Officers
Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 — 2009))
Mr. Arena serves as Executive Vice President of Hartford Life Insurance Company, (“Hartford Life”). Additionally, Mr. Arena is Director and Senior Vice President of Hartford Administrative Services Company, (“HASCO”), Manager, Chief Executive Officer and President of Hartford Investment Financial Services, LLC (“HIFSCO”) and HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division. Mr. Arena joined American Skandia in 1996.
Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.
Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006 and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury, (the “Treasury”), from 2001 to 2006 where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network, (“FinCEN”) from 2005 — 2006.

24

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life Insurance Company. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.
Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant General Counsel and Assistant Vice President of The Hartford and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, Assistant Vice President of Hartford Life, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.
Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life and as Director of its Investment Advisory Group in the Individual Markets Group segment. He also serves as Senior Vice President of HIFSCO and HL Advisors. Prior to joining The Hartford in 2004, Mr. Meyer was with MassMutual which he joined in 1987.
D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life where he serves as Director of mutual fund product management for The Hartford’s mutual funds and 529 college savings businesses. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.
Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 — 2007.
HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2008 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

25

The Hartford High Yield Municipal Bond Fund
Expense Example (Unaudited)
Your Fund’s Expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2008 through April 30, 2009.
Actual Expenses
The first column of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	October 31, 2008	Beginning	Ending Account	October 31,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2008 through	expense	1/2	full
	October 31, 2008	April 30, 2009	April 30, 2009	October 31, 2008	April 30, 2009	April 30, 2009	ratio	year	year
Class A	$1,000.00	$1,014.22	$3.74	$1,000.00	$1,021.07	$3.75	0.75%	181	365
Class B	$1,000.00	$1,011.53	$7.83	$1,000.00	$1,017.00	$7.85	1.57	181	365
Class C	$1,000.00	$1,010.30	$7.57	$1,000.00	$1,017.25	$7.60	1.52	181	365
Class I .	$1,000.00	$1,016.45	$2.54	$1,000.00	$1,022.26	$2.55	0.51	181	365

26

The Hartford Income Fund

The Hartford Income Fund
(subadvised by Hartford Investment Management Company)
Performance Overview(1) 10/31/02 — 4/30/09
Growth of a $10,000 investment in Class A which includes Sales Charge
Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Investment objective — Seeks to provide a high level of current income. Capital appreciation is a secondary objective.
Average Annual Total Returns (2, 3) (as of 4/30/09)

	Inception	1	5	Since
	Date	Year	Year	Inception

Income A#	10/31/02	-7.56%	1.46%	3.03%
Income A##	10/31/02	-11.72%	0.53%	2.31%
Income B#	10/31/02	-8.35%	0.67%	2.26%
Income B##	10/31/02	-12.70%	0.34%	2.26%
Income C#	10/31/02	-8.35%	0.67%	2.29%
Income C##	10/31/02	-9.22%	0.67%	2.29%
Income Y#	11/28/03	-7.31%	1.68%	1.85%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(3)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2009, which excludes investment transactions as of this date.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Portfolio Managers
William H. Davison, Jr.	Michael Gray, CFA	Christopher J. Zeppieri, CFA
Managing Director	Managing Director	Vice President
How did the Fund perform?
The Class A shares of The Hartford Income Fund returned 7.09%, before sales charge, for the six-month period ended April 30, 2009, versus its benchmark, Barclays Capital U.S. Aggregate Bond Index, which returned 7.74%, and the 5.41% average return of the Lipper Corporate Debt A-Rated Funds category, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Risk premiums (the additional compensation paid to investors to tolerate the increased level of risk in a given asset class relative to Treasuries) saw a slight recovery in the beginning of 2009 as the government announced several initiatives to support financial and consumer credit markets. Programs included the expansion of Term Asset-Backed Loan Facility (TALF) and the introduction of the Public-Private Investment Program (PPIP) which was designed to remove toxic assets from banks’ balance sheets. Highly rated securities in asset backed securities (ABS) and commercial mortgage backed securities (CMBS) sectors benefited from this government action, while investment grade financial debt continued to underperform as the fate of the banking sector remained uncertain.
The Federal Open Market Committee (the Fed) continued to target the overnight Fed funds rate at just above 0%. This accommodative policy kept short maturity Treasury yields low. Longer maturity Treasury yields declined by year end then rose over the January to April time frame. The funding requirements of the government have grown with the introduction of additional

2

stimulus programs and excess supply concerns pushed Treasury yields higher. The concern over excess supply was partially offset with the announcement that the Treasury would purchase these securities outright, but the supply/demand imbalance uncertainty remained. Moreover, concerns of current stimulus leading to future inflation left many market participants backing away from longer duration (i.e. sensitivity to changes in interest rates) securities. As a result, the curve steepened (i.e. short and long term interest rates moved farther apart).
The primary driver of the Fund’s underperformance relative (i.e. performance of the Fund as measured against the benchmark) to its benchmark for the period was security selection. Primarily these were securities within mortgage backed securities (MBS), and CMBS. Problems in the housing sector continued to prove troublesome to the mortgage market. This was despite the Fed’s efforts to keep mortgage rates low and relieve pressure in the sector.
The Fund’s performance was buoyed slightly by strong performance in out-of-benchmark bonds. Despite worsening economic data and increasing default rates, the high yield market rallied significantly in the beginning of 2009. An out-of-benchmark allocation to the high yield sector was the top contributor of performance for the period.
The Fund was also slightly overweight (i.e. the Fund’s sector position was greater than the benchmark position) in investment grade corporate bonds, with a sector bias towards Industrial bonds. This also proved to be beneficial as these bonds rallied later in the period.
What is the outlook?
Risk premiums across most asset classes reversed course and began to contract as conditions improved and volatility declined. An onslaught of government policy, from fiscal stimulus to quantitative easing, was the primary catalyst and buyers of historically inexpensive corporate debt emerged as more market participants recognized relative value versus equities. Although risk premiums have come off their historical peak, spreads remain significantly wider (i.e. short and long term interest rates farther apart) than in prior recessions.
Government actions have significantly increased the attractiveness of select ABS and CMBS. Although these asset classes still face a precarious fundamental environment, the pricing at the top of the capital structure in many of these investments is indicative of an environment far worse than what we expect. Moreover, recognizing the importance of these markets, the government has initiated policy to facilitate a broader buyer base and investor interest. The TALF and the PPIP will likely contribute to continued spread tightening (i.e. short and long term interest rates moving closer together) as these plans are further implemented.
The U.S. Treasury yield curve is expected to remain in a limited range in the near term. We expect the economy to remain weak through the rest of the year.
Distribution by Credit Quality

as of April 30, 2009

Percentage of
Long Term
Rating	Holdings

AAA	48.2%
AA	5.2
A	15.1
BBB	16.3
BB	9.1
B	5.6
CCC	0.3
D	0.2

Total	100.0%

Diversification by Industry
 as of April 30, 2009

Percentage of
Industry	Net Assets

Basic Materials	3.3%
Capital Goods	1.9
Consumer Cyclical	2.1
Consumer Staples	2.1
Energy	4.3
Finance	20.0
Foreign Governments	1.5
Health Care	4.6
Services	3.7
Technology	9.5
Transportation	0.4
U.S. Government Agencies	28.2
U.S. Government Securities	5.9
Utilities	4.8
Short-Term Investments	6.9
Other Assets and Liabilities	0.8

Total	100.0%

3

The Hartford Income Fund
Schedule of Investments
April 30, 2009 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES — 8.2%
	Finance - 8.2%
	Banc of America Commercial Mortgage, Inc.
$2,557	5.50%, 11/10/2039 ⌂►	$43
6,646	5.75%, 06/10/2039 ⌂►	31
	Bayview Commercial Asset Trust
200	0.81%, 04/25/2036 ⌂ Δ	80
5,420	7.00%, 07/25/2037 ⌂►	298
9,917	7.50%, 09/25/2037 ⌂►	883
	Bear Stearns Commercial Mortgage Securities, Inc.
540	5.12%, 02/11/2041 Δ	465
1,650	5.15%, 10/12/2042 Δ	1,437
1,700	5.33%, 02/11/2044	1,384
530	5.41%, 12/11/2040	471
600	5.72%, 09/11/2038 Δ	517
	Capital Automotive Receivables Asset Trust
50	5.77%, 05/20/2010 ⌂	49
	CBA Commercial Small Balance Commercial Mortgage
4,976	7.00%, 07/25/2035 - 06/25/2038 ⌂► †	355
6,177	9.75%, 01/25/2039 ⌂►	618
	Chase Issuance Trust
360	5.12%, 10/15/2014	366
	Citigroup Commercial Mortgage Trust
510	5.43%, 10/15/2049	419
	Citigroup Mortgage Loan Trust, Inc.
200	3.02%, 01/25/2037 ⌂ Δ	2
	Commercial Mortgage Pass-Through Certificates
4,989	5.50%, 03/10/2039 ⌂►	79
	Countrywide Asset-Backed Certificates
43	5.46%, 07/25/2035	17
	Credit-Based Asset Servicing and Securitization
197	0.71%, 05/25/2036 ⌂ Δ	86
	CS First Boston Mortgage Securities Corp.
290	5.23%, 12/15/2040	248
	Equity One ABS, Inc.
3	2.94%, 07/25/2034 ⌂ Δ	—
27	5.46%, 12/25/2033	9
	Ford Credit Automotive Owner Trust
600	4.28%, 05/15/2012	599
	GE Business Loan Trust
8,112	6.14%, 05/15/2034 ⌂►	21
	GE Capital Commercial Mortgage Corp.
330	5.05%, 07/10/2045 Δ	311
54,202	6.35%, 11/10/2045 ⌂►	45
	GMAC Commercial Mortgage Securities, Inc.
200	5.30%, 08/10/2038	179
	GMAC Mortgage Corp. Loan Trust
270	5.75%, 10/25/2036 ⌂	156
	Green Tree Financial Corp.
3	7.30%, 01/15/2026	3
8	7.35%, 05/15/2027	8
	Greenwich Capital Commercial Funding Corp.
198	1.69%, 11/05/2021 ⌂• Δ	1
189	1.89%, 11/05/2021 ⌂• Δ	1
510	4.80%, 08/10/2042	425
390	5.92%, 07/10/2038 Δ	326
	JP Morgan Automotive Receivable Trust
75	12.85%, 03/15/2012 ⌂†	21
	JP Morgan Chase Commercial Mortgage Securities Corp.
1,550	5.18%, 12/15/2044 Δ	1,337
550	5.34%, 05/15/2047	425
240	5.40%, 05/15/2045	186
502	5.47%, 04/15/2043 Δ	386
2,088	5.50%, 01/15/2038 ⌂►	41
190	6.16%, 05/12/2034	190
	LB-UBS Commercial Mortgage Trust
20,961	5.26%, 06/15/2036 ⌂►	30
	Lehman Brothers Small Balance Commercial
120	5.62%, 09/25/2036 ⌂	100
	Long Beach Asset Holdings Corp.
45	5.78%, 04/25/2046 ⌂ •	—
	Marlin Leasing Receivables LLC
440	5.33%, 09/16/2013 ■	433
	Morgan Stanley Capital I
560	4.70%, 07/15/2056	491
540	5.01%, 01/14/2042	495
700	5.65%, 12/15/2044	578
	Nationstar Home Equity Loan Trust
22	9.97%, 03/25/2037 ⌂Δ	1
	Option One Mortgage Loan Trust, Class M6
725	6.99%, 03/25/2037 ⌂	45
	Option One Mortgage Loan Trust, Class M7
500	6.99%, 03/25/2037 ⌂	25
	Option One Mortgage Loan Trust, Class M8
475	6.99%, 03/25/2037 ⌂	19
	PSE&G Transition Funding LLC
70	6.61%, 06/15/2015	77
	Renaissance Home Equity Loan Trust
80	5.75%, 05/25/2036 ⌂Δ	59
200	6.16%, 05/25/2036 ⌂	36
	Renaissance Home Equity Loan Trust, Class M5
600	7.00%, 09/25/2037 ⌂	33
	Renaissance Home Equity Loan Trust, Class M8
750	7.00%, 09/25/2037 ⌂	25
	USAA Automotive Owner Trust
845	5.36%, 06/15/2012	865
	Wachovia Automotive Loan Owner Trust
250	5.15%, 07/20/2012 ⌂	229
260	5.29%, 06/20/2012 ⌂	241
	Wachovia Bank Commercial Mortgage Trust
505	5.31%, 11/15/2048	397
6,117	5.50%, 02/15/2041 ⌂►	99
	Wamu Commercial Mortgage Securities Trust
1,220	6.31%, 03/23/2045 ⌂Δ	305
	Wells Fargo Alternative Loan Trust
942	6.25%, 11/25/2037 ⌂	508

		17,609

The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES — 8.2% — (continued)
	Utilities — 0.0%
	Detroit Edison Securitization
$52	6.19%, 03/01/2013	$54

	Total asset & commercial mortgage backed securities (cost $23,158)	$17,663

CORPORATE BONDS: INVESTMENT GRADE — 35.0%
	Basic Materials — 1.8%
	Alcan, Inc.
$240	6.13%, 12/15/2033	$163
	Anglo American Capital plc
1,138	9.38%, 04/08/2014 - 04/08/2019 ■	1,175
	Barrick Gold Corp.
170	6.95%, 04/01/2019	180
	Kimberly-Clark Corp.
925	7.50%, 11/01/2018	1,081
	Rio Tinto Finance USA Ltd.
1,115	5.88%, 07/15/2013	1,051
265	9.00%, 05/01/2019	273

		3,923

	Capital Goods — 1.6%
	Hutchison Whampoa International Ltd.
200	6.25%, 01/24/2014 ■	205
400	7.63%, 04/09/2019 ■	393
	Tyco Electronics Group S.A.
428	6.00%, 10/01/2012	390
763	6.55%, 10/01/2017	587
	Tyco International Ltd.
792	8.50%, 01/15/2019	848
	United Technologies Corp.
656	6.13%, 02/01/2019	707
	Xerox Corp.
205	6.35%, 05/15/2018	166

		3,296

	Consumer Cyclical — 0.9%
	CRH America, Inc.
1,000	5.63%, 09/30/2011	901
330	8.13%, 07/15/2018	275
	Safeway, Inc.
445	5.80%, 08/15/2012	461
270	6.25%, 03/15/2014	287

		1,924

	Consumer Staples — 1.7%
	Altria Group, Inc.
790	10.20%, 02/06/2039	870
	Anheuser-Busch Cos., Inc.
280	8.20%, 01/15/2039 ■	280
	Anheuser-Busch InBev N.V.
955	7.75%, 01/15/2019 ■	1,000
	General Mills, Inc.
1,010	5.70%, 02/15/2017	1,037
	Unilever Capital Corp.
500	4.80%, 02/15/2019	505

		3,692

	Energy — 3.9%
	Chevron Corp.
535	4.95%, 03/03/2019	546
	ConocoPhillips
875	6.50%, 02/01/2039	867
	Consumers Energy Co.
725	6.70%, 09/15/2019	765
	Diamond Offshore Drilling, Inc.
156	5.88%, 05/01/2019	156
	EnCana Corp.
110	6.50%, 05/15/2019	110
	Gazprom International S.A.
113	7.20%, 02/01/2020 §	102
	Marathon Oil Corp.
285	6.50%, 02/15/2014	296
	Nabors Industries, Inc.
537	9.25%, 01/15/2019 ■	507
	Ras Laffan Liquefied Natural Gas Co., Ltd.
1,500	5.30%, 09/30/2020 ■	1,299
	Sempra Energy
588	9.80%, 02/15/2019	671
	Shell International Finance B.V.
570	6.38%, 12/15/2038	607
	Statoilhydro ASA
998	5.25%, 04/15/2019	1,021
	TNK-BP Finance S.A.
200	7.50%, 03/13/2013 ■	166
	Valero Energy Corp.
1,120	6.63%, 06/15/2037	887
385	9.38%, 03/15/2019	430

		8,430

	Finance — 11.1%
	ABX Financing Co.
365	6.35%, 10/15/2036 ■	290
	American Real Estate Partners L.P.
390	7.13%, 02/15/2013	328
	Arden Realty L.P.
150	5.20%, 09/01/2011	149
	BAE Systems Holdings, Inc.
1,443	6.40%, 12/15/2011 ■	1,519
	Bank of America Corp.
2,000	2.10%, 04/30/2012	2,013
	BP Capital Markets plc
609	5.25%, 11/07/2013	657
	Citigroup, Inc.
550	2.13%, 04/30/2012	553
647	8.30%, 12/21/2057 Δ	394
	Comerica Capital Trust II
1,066	6.58%, 02/20/2037 ‡Δ	388
	Corpoacion Andina De Fomento
65	5.20%, 05/21/2013	62
77	5.75%, 01/12/2017	64
	COX Communications, Inc.
350	6.25%, 06/01/2018 ■	322
300	8.38%, 03/01/2039 ■	291
	Credit Agricole S.A.
1,115	6.64%, 05/31/2017 ■ª Δ	534
	Deutsche Bank Capital Funding Trust
90	5.63%, 01/19/2016 ■ª	42
	ERAC USA Finance Co.
946	5.60%, 05/01/2015 ■	730
	Goldman Sachs Capital Trust II
2,007	5.79%, 06/01/2012 ªΔ	993
The accompanying notes are an integral part of these financial statements.

5

The Hartford Income Fund
Schedule of Investments — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE — 35.0% — (continued)
	Finance — 11.1% — (continued)
	Goldman Sachs Group, Inc.
$125	5.15%, 01/15/2014	$122
238	6.00%, 05/01/2014	238
	ILFC E-Capital Trust II
4,410	6.25%, 12/21/2065■Δ	662
	International Lease Finance Corp.
669	6.38%, 03/25/2013	409
	Jackson National Life Global Funding
980	5.38%, 05/08/2013■	868
	JP Morgan Chase & Co.
850	5.13%, 09/15/2014	787
640	6.30%, 04/23/2019	630
710	7.90%, 04/30/2018ª	540
	JP Morgan Chase Capital II
210	1.67%, 02/01/2027Δ	86
	Lincoln National Corp.
530	6.05%, 04/20/2067	154
	Lloyds Banking Group plc
500	5.92%, 10/01/2015 ■ª	138
	MBNA America Bank N.A.
1,005	7.13%, 11/15/2012 ■	916
	Mellon Capital IV
764	6.24%, 06/20/2012ªΔ	424
	National City Corp.
912	12.00%, 12/10/2012 ª	789
	Northgroup Preferred Capital Corp.
638	6.38%, 10/15/2017 ⌂ª Δ	373
	PNC Preferred Funding Trust II
1,600	6.11%, 03/15/2012 ■ª Δ	531
	Pricoa Global Funding I
490	1.14%, 01/30/2012 ■Δ	367
	Progressive Corp.
225	6.70%, 06/15/2037Δ	111
	Prudential Financial, Inc.
905	8.88%, 06/15/2038 Δ	489
	Shurgard Storage Centers, Inc.
75	5.88%, 03/15/2013	68
	State Street Capital Trust III
560	8.25%, 03/15/2042 Δ	381
	State Street Capital Trust IV
735	2.32%, 06/15/2037 Δ	297
	Transcapitalinvest Ltd.
400	5.67%, 03/05/2014 §	317
	UBS Preferred Funding Trust I
1,920	8.62%, 10/01/2010ª	962
	Unicredito Italiano Capital Trust
920	9.20%, 10/05/2010 ■ª	432
	UnitedHealth Group, Inc.
1,038	4.88%, 02/15/2013	1,012
	US Bank Realty Corp.
725	6.09%, 01/15/2012 ■ªΔ	326
	USB Capital IX
1,300	6.19%, 04/15/2011 ªΔ	721
	Wells Fargo Bank NA
555	1.45%, 05/16/2016 Δ	378
	Wells Fargo Capital XIII
272	7.70%, 03/26/2013 ªΔ	174
	Westfield Group
500	5.70%, 10/01/2016 ■	403
	Westpac Capital Trust IV
100	5.26%, 03/31/2016 ª■	51
	ZFS Finance USA Trust I
721	6.50%, 05/09/2037 ■Δ	389

		23,874

	Foreign Governments — 0.8%
	Brazil (Republic of)
808	8.00%, 01/15/2018	873
	El Salvador (Republic of)
282	7.65%, 06/15/2035 §	225
	Malaysian Government
150	7.50%, 07/15/2011	164
	Russian Federation Government
271	7.50%, 03/31/2030 §	263
	United Mexican States
120	6.05%, 01/11/2040	105

		1,630

	Health Care — 2.6%
	Abbott Laboratories
494	5.13%, 04/01/2019	506
	Amgen, Inc.
236	6.40%, 02/01/2039	238
	Covidien International Finance S.A.
394	5.45%, 10/15/2012	409
	CVS Caremark Corp.
1,125	6.30%, 06/01/2037 Δ	731
207	6.60%, 03/15/2019	219
	Eli Lilly & Co.
445	4.20%, 03/06/2014	462
208	5.95%, 11/15/2037	203
	Pfizer, Inc.
560	5.35%, 03/15/2015	602
515	6.20%, 03/15/2019	553
535	7.20%, 03/15/2039	588
	Roche Holdings, Inc.
530	5.00%, 03/01/2014 ■	556
155	6.00%, 03/01/2019 ■	161
255	7.00%, 03/01/2039 ■	277

		5,505

	Services — 1.8%
	Allied Waste North America, Inc.
385	6.88%, 06/01/2017	374
	Comcast Corp.
516	6.30%, 11/15/2017	525
	President & Fellows of Harvard
368	6.00%, 01/15/2019 ■	395
	Time Warner Entertainment Co., L.P.
1,210	8.38%, 07/15/2033	1,258
	Waste Management, Inc.
1,343	6.10%, 03/15/2018	1,233

		3,785

	Technology — 4.7%
	AT&T, Inc.
1,060	6.55%, 02/15/2039	1,019
	Cingular Wireless Services, Inc.
210	8.13%, 05/01/2012	232
455	8.75%, 03/01/2031	521
	Cisco Systems, Inc.
1,010	5.90%, 02/15/2039	956
The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE — 35.0% — (continued)
	Technology — 4.7% — (continued)
	France Telecom S.A.
$150	7.75%, 03/01/2011Δ	$163
	Hanaro Telecom, Inc.
140	7.00%, 02/01/2012 ■	135
	Nokia Corp.
196	5.38%, 05/15/2019	190
178	6.63%, 05/15/2039	177
	Oracle Corp.
506	6.50%, 04/15/2038	516
	Rogers Cable, Inc.
205	8.75%, 05/01/2032	220
	Rogers Communications, Inc.
931	7.50%, 03/15/2015	984
	Telecom Italia Capital
797	7.72%, 06/04/2038	696
	Time Warner Cable, Inc.
52	8.25%, 04/01/2019	57
	Verizon Wireless
1,417	5.55%, 02/01/2014 ■	1,486
1,467	8.50%, 11/15/2018 ■	1,757
	Vodafone Group plc
1,166	6.15%, 02/27/2037	1,128

		10,237

	Transportation — 0.2%
	Canadian Pacific Railway Co.
385	5.95%, 05/15/2037	259
	Carnival Corp.
110	6.65%, 01/15/2028	89
	Continental Airlines, Inc.
100	6.56%, 02/15/2012	86
72	6.80%, 08/02/2018	49

		483

	Utilities — 3.9%
	Alabama Power Co.
342	6.00%, 03/01/2039	340
	CenterPoint Energy Resources Corp.
207	6.63%, 11/01/2037	141
	Commonwealth Edison Co.
1,405	5.80%, 03/15/2018	1,337
	Duke Energy Corp.
441	6.35%, 08/15/2038	468
250	7.00%, 11/15/2018	286
	Electricite de France
560	6.95%, 01/26/2039 ■	590
	Florida Power Corp.
296	5.80%, 09/15/2017	318
	Kinder Morgan Energy Partners L.P.
230	6.50%, 02/01/2037	189
	Northern States Power Co.
400	6.25%, 06/01/2036	413
	Pacific Gas & Electric Energy Recovery Funding LLC
701	8.25%, 10/15/2018	837
	Public Service Co. of Colorado
874	6.50%, 08/01/2038	934
	Southern California Edison Co.
964	5.75%, 03/15/2014	1,049
	Spectra Energy Corp.
915	5.90%, 09/15/2013	881
	TransCanada Pipelines Ltd.
705	7.25%, 08/15/2038	735

		8,518

	Total corporate bonds: investment grade (cost $87,228)	$75,297

CORPORATE BONDS: NON-INVESTMENT GRADE — 8.2%
	Basic Materials — 0.4%
	Georgia-Pacific LLC
$245	8.25%, 05/01/2016 ■	245
	Graham Packaging Co., Inc.
650	8.50%, 10/15/2012	559

		804

	Capital Goods — 0.2%
	L-3 Communications Corp.
340	5.88%, 01/15/2015	311

	Consumer Cyclical — 0.6%
	Desarrolladora Homes S.A.
147	7.50%, 09/28/2015	111
	KB Home & Broad Home Corp.
200	6.38%, 08/15/2011	191
	Parkson Retail Group Ltd.
460	7.88%, 11/14/2011	435
	SGS International, Inc.
150	12.00%, 12/15/2013	80
	Supervalu, Inc.
420	7.50%, 11/15/2014	407
140	8.00%, 05/01/2016	136

		1,360

	Energy — 0.4%
	Chesapeake Energy Corp.
800	7.00%, 08/15/2014	738
	Inergy L.P.
150	8.25%, 03/01/2016	149

		887

	Finance — 0.7%
	Drummond Co., Inc.
390	7.38%, 02/15/2016 ■	283
	LPL Holdings, Inc.
1,380	10.75%, 12/15/2015 ■	1,200

		1,483

	Foreign Governments — 0.7%
	Argentina (Republic of)
745	7.00%, 10/03/2015	208
	Indonesia (Republic of)
255	6.88%, 01/17/2018 §	229
	Philippines (Republic of)
300	8.38%, 06/17/2019	332
	Turkey (Republic of)
340	7.25%, 03/15/2015	347
	Venezuela (Republic of)
785	5.75%, 02/26/2016	447

		1,563

	Health Care — 0.7%
	HCA, Inc.
255	8.50%, 04/15/2019 ■	257
165	9.25%, 11/15/2016	163
	IASIS Healthcare Capital Corp.
490	8.75%, 06/15/2014	482
The accompanying notes are an integral part of these financial statements.

7

The Hartford Income Fund
Schedule of Investments — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS: NON-INVESTMENT GRADE — 8.2% — (continued)
	Health Care — 0.7% — (continued)
	Psychiatric Solutions, Inc.
$45	7.75%, 07/15/2015	$41
	Warner Chilcott Corp.
500	8.75%, 02/01/2015	491

		1,434

	Services — 0.8%
	Affinion Group, Inc.
1,200	11.50%, 10/15/2015	864
	AMC Entertainment, Inc.
500	11.00%, 02/01/2016	490
	Belo Corp.
175	7.25%, 09/15/2027	85
	Sheridan Group, Inc.
150	10.25%, 08/15/2011 ⌂	93
	Virgin Media, Inc.
340	6.50%, 11/15/2016 ۞■	248

		1,780

	Technology — 3.1%
	Canwest MediaWorks L.P.
400	9.25%, 08/01/2015 ■	37
	Charter Communications Operating LLC
415	8.00%, 04/30/2012 ■Y	390
	Citizens Communications Co.
440	9.00%, 08/15/2031	350
	Cricket Communications, Inc.
310	9.38%, 11/01/2014	307
	CSC Holdings, Inc.
320	7.63%, 04/01/2011	320
425	8.50%, 04/15/2014 ■	434
	Frontier Communications Corp.
225	8.25%, 05/01/2014	221
	Intelsat Bermuda Ltd.
730	9.25%, 06/15/2016 ⌂	642
	Intelsat Corp.
600	9.25%, 06/15/2016 ■	579
	Mediacom LLC
750	7.88%, 02/15/2011	742
	MetroPCS Wireless, Inc.
720	9.25%, 11/01/2014	721
	Qwest Communications International, Inc.
820	7.50%, 02/15/2014	760
	Seagate Technology International
345	10.00%, 05/01/2014 ■	340
	Windstream Corp.
685	8.63%, 08/01/2016	682

		6,525

	Transportation — 0.2%
	Grupo Senda Autotransporte
410	10.50%, 10/03/2015 ⌂	234
	United Air Lines, Inc.
313	7.19%, 04/01/2011	300

		534

	Utilities — 0.4%
	AES El Salvador Trust
200	6.75%, 02/01/2016 ⌂	97
	Copano Energy LLC
315	8.13%, 03/01/2016	287
	NRG Energy, Inc.
440	7.25%, 02/01/2014	424
	Tennessee Gas Pipeline Co.
100	8.38%, 06/15/2032	97

		905

	Total corporate bonds: non-investment grade (cost $18,998)	$17,586

SENIOR FLOATING RATE INTERESTS: INVESTMENT GRADE ♦ — 0.2%
	Health Care — 0.2%
	Pfizer, Inc.
$484	0.38%, 12/31/2009 ±	$479

	Total senior floating rate interests: investment grade (cost $484)	$479

SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE ♦ — 6.6%
	Basic Materials — 1.1%
	Cenveo, Inc., Delayed Draw Term Loan
$1	5.73%, 06/21/2013 ±	$1
	Cenveo, Inc., Term Loan C
51	5.73%, 06/21/2013 ±	46
	Georgia-Pacific Corp.
615	3.24%, 12/20/2012 ±	571
	Huntsman International LLC
288	2.18%, 04/19/2014 ±	238
	Jarden Corp.
404	2.97%, 01/24/2012 ±	387
1,193	3.72%, 01/24/2012 ±	1,152

		2,395

	Capital Goods — 0.1%
	Yankee Candle Co.
180	7.35%, 02/06/2014 ±	147

	Consumer Cyclical — 0.6%
	AM General LLC
65	3.84%, 09/30/2013 ±	59
	American General Finance Corp.
3	0.44%, 09/30/2012 ±	3
	Aramark Corp., Letter of Credit
29	2.03%, 01/26/2014 ±	27
	Aramark Corp., Term Loan B
460	3.10%, 01/26/2014 ±	418
	Lear Corp.
161	3.21%, 04/25/2012 ±	67
	Michaels Stores, Inc.
185	2.70%, 10/31/2013 ±	129
	Roundy’s Supermarkets, Inc.
110	3.20%, 11/03/2011 ±	100
	William Carter Co.
428	6.87%, 07/14/2012 ±	404

		1,207

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount		Market Value ╪
SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT
GRADE ♦ — 6.6% — (continued)
	Consumer Staples — 0.4%
	Dole Food Co., Inc.
$94	1.14%, 04/12/2013 ±	$89
165	7.96%, 04/12/2013 ±	156
613	7.97%, 04/12/2013 ±	580

		825

	Finance — 0.0%
	Amerigroup Corp.
50	2.44%, 03/26/2012 ±	48

	Health Care — 1.1%
	Carestream Health, Inc.
873	2.43%, 04/30/2013 ±	756
	HCA, Inc.
361	2.72%, 11/17/2012 ±	327
293	3.47%, 11/17/2013 ±	264
	HealthSouth Corp.
35	2.96%, 03/10/2013 ±	31
	Life Technologies Corp.
848	5.25%, 11/23/2015 ±	844
	Skilled Healthcare Group, Inc.
74	2.67%, 06/15/2012 ±	63
	Vanguard Health Holdings Co. II LLC
74	7.87%, 09/23/2011 ±	70

		2,355

	Services — 1.1%
	Affinion Group, Inc.
183	3.73%, 10/17/2012 ±	160
	Cedar Fair L.P.
338	2.43%, 08/30/2012 ±	308
	Las Vegas Sands Corp., Delayed Draw Term Loan 1
17	2.18%, 05/23/2014 ±	10
	Las Vegas Sands Corp., Term Loan B
82	2.18%, 05/23/2014 ±	51
	R.H. Donnelley, Inc.
659	6.75%, 06/30/2011 ±	439
	Regal Cinemas, Inc.
414	4.97%, 10/27/2013 ±	399
	UPC Financing Partnership
500	2.32%, 12/31/2014 ±	451
	West Corp.
495	8.00%, 10/24/2013 ±	468
	WideOpenWest Finance LLC
550	11.61%, 06/29/2015 ±	208

		2,494

	Technology — 1.7%
	Charter Communications Operating LLC
1,064	4.69%, 03/06/2014 * ± Y	901
	CSC Holdings, Inc.
491	2.20%, 03/29/2013 ±	453
	DaVita, Inc.
400	2.20%, 10/05/2012 ±	374
	Fleetcor Technologies Operating Co. LLC, Delayed Draw Term Loan
156	2.77%, 04/30/2013 ±	139
	Fleetcor Technologies Operating Co. LLC, Term Loan B
772	2.76%, 04/30/2013 ±	687
	Intelsat Bermuda Ltd., Term Loan B 2A
62	2.99%, 01/03/2014 ±	57
	Intelsat Bermuda Ltd., Term Loan B 2B
62	2.99%, 01/03/2014 ±	57
	Intelsat Bermuda Ltd., Term Loan B 2C
62	2.99%, 01/03/2014 ±	57
	MetroPCS Wireless, Inc.
173	3.17%, 11/04/2013 ±	161
	RCN Corp.
983	3.50%, 04/19/2014 ±	886
	Time Warner Telecom Holdings, Inc.
45	2.43%, 01/07/2013 ±	41

		3,813

	Utilities — 0.5%
	NRG Energy, Inc.
97	1.12%, 02/01/2013 ±	90
181	2.72%, 02/01/2013 ±	168
	Texas Competitive Electric Holdings Co. LLC
1,096	3.97%, 10/12/2014 ±	741

		999

	Total senior floating rate interests: non-investment grade (cost $16,019)	$14,283

U.S. GOVERNMENT AGENCIES — 28.2%
	Federal Home Loan Mortgage Corporation — 13.3%
$280	5.50%, 10/01/2032	$291
21,329	6.00%, 01/15/2032 — 11/01/2037	22,204
6,037	6.50%, 05/01/2037 — 05/01/2038 □	6,403

		28,898

	Federal National Mortgage Association — 14.5%
518	5.00%, 11/01/2017 — 01/01/2022	539
177	5.21%, 12/01/2035 Δ	183
2,467	5.50%, 12/01/2032 — 10/01/2034	2,566
705	5.96%, 01/01/2037 Δ	732
4,597	6.00%, 07/01/2036 — 07/01/2037	4,812
16,158	6.50%, 03/01/2036 — 08/01/2038	17,143
4,741	7.00%, 09/01/2038	5,077

		31,052

	Other Government Agencies — 0.4% Small Business Administration Participation Certificates:
$689	4.92%, 10/01/2023	714

	Total U.S. government agencies (cost $58,546)	$60,664

U.S. GOVERNMENT SECURITIES — 5.9%
	U.S. Treasury Bonds — 0.1%
$103	3.50%, 02/15/2039	$94
The accompanying notes are an integral part of these financial statements.

9

The Hartford Income Fund
Schedule of Investments — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
U.S. GOVERNMENT SECURITIES — 5.9% — (continued)
	U.S. Treasury Notes — 5.8%
$10,380	0.88%, 03/31/2011	$10,380
1,577	1.75%, 01/31/2014	1,562
197	1.88%, 04/30/2014	196
434	2.75%, 02/15/2019	420

		12,652

	Total U.S. government securities (cost $12,691)	$12,652

	Total long-term investments (cost $217,124)	$198,624

SHORT-TERM INVESTMENTS — 6.9%
	Investment Pools and Funds — 1.8%
4,001	JP Morgan U.S. Government Money Market Fund	$4,001
—	State Street Bank U.S. Government Money Market Fund	—
—	Wells Fargo Advantage Government Money Market Fund	—

		4,001

	Repurchase Agreements — 5.1%
	BNP Paribas Securities Corp. Repurchase Agreement (maturing on 05/01/2009 in the amount of $8,537, collateralized by U.S. Treasury Bond 5.38%, 2031, value of $8,698)
$8,537	0.15%, 04/30/2009	$8,537
	UBS Securities, Inc. Repurchase Agreement (maturing on 05/01/2009 in the amount of $2,388, collateralized by U.S. Treasury Bond 7.50%, 2024, value of $2,442)
2,388	0.13%, 04/30/2009	2,388

		10,925

	Total short-term investments (cost $14,926)	$14,926

Total investments (cost $232,050)▲	99.2%	$213,550
Other assets and liabilities	0.8%	1,796

Total net assets	100.0%	$215,346

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 8.76% of total net assets at April 30, 2009.
▲	At April 30, 2009, the cost of securities for federal income tax purposes was $232,198 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$5,990
Unrealized Depreciation	(24,638)

Net Unrealized Depreciation	$(18,648)

†	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund’s Board of Directors at April 30, 2009, was $376, which represents 0.17% of total net assets.

•	Currently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2009.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at April 30, 2009, was $23,639, which represents 10.98% of total net assets.

§	Securities contain some restrictions as to public resale. These securities comply with Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, and are determined to be liquid. At April 30, 2009, the market value of these securities amounted to $1,136 or 0.53% of total net assets.

ª	Perpetual maturity security. Maturity date shown is the first call date.

۞	Convertible security.

►	The interest rates disclosed for interest only strips represent effective yields based upon estimated future cash flows at April 30, 2009.

*	The cost of securities purchased on a when-issued or delayed delivery basis at April 30, 2009 was $838.

±	The interest rate disclosed for these securities represents the average coupon as of April 30, 2009.

Y	The company is in bankruptcy. The investment held by the fund is current with respect to interest payments.
The accompanying notes are an integral part of these financial statements.

10

☐	Security pledged as initial margin deposit for open futures contracts at April 30, 2009.
Futures Contracts Outstanding at April 30, 2009

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)

2 Year U.S. Treasury Note	46	Long	Jun 2009	$43
5 Year U.S. Treasury Note	2	Long	Jun 2009	$(3)
U.S. Long Bond	36	Long	Jun 2009	$(197)

				$(157)

*	The number of contracts does not omit 000’s.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period	Shares/
Acquired	Par	Security	Cost Basis

03/2009	$200	AES El Salvador Trust, 6.75%, 02/01/2016 - Reg S	$107
03/2004	$2,557	Banc of America Commercial Mortgage, Inc., 5.50%, 11/10/2039 - 144A	55
07/2004	$6,646	Banc of America Commercial Mortgage, Inc., 5.75%, 06/10/2039 - 144A	37
03/2006	$200	Bayview Commercial Asset Trust, 0.81%, 04/25/2036 - 144A	200
05/2007 — 02/2009	$5,420	Bayview Commercial Asset Trust, 7.00%, 07/25/2037 - 144A	761
08/2007	$9,917	Bayview Commercial Asset Trust, 7.50%, 09/25/2037 - 144A	1,369
08/2006	$50	Capital Automotive Receivables Asset Trust, 5.77%, 05/20/2010 - 144A	50
04/2006	$4,976	CBA Commercial Small Balance Commercial Mortgage, 7.00%, 07/25/2035 - 06/25/2038 - 144A	101
11/2006 — 08/2007	$6,177	CBA Commercial Small Balance Commercial Mortgage, 9.75%, 01/25/2039 - 144A	547
01/2007	$200	Citigroup Mortgage Loan Trust, Inc., 3.02%, 01/25/2037 - 144A	175
03/2004	$4,989	Commercial Mortgage Pass-Through Certificates, 5.50%, 03/10/2039 - 144A	128
07/2007	$197	Credit-Based Asset Servicing and Securitization, 0.71%, 05/25/2036 - 144A	193
07/2004	$3	Equity One ABS, Inc., 2.94%, 07/25/2034	3
06/2006	$8,112	GE Business Loan Trust, 6.14%, 05/15/2034 - 144A	22
12/2005	$54,202	GE Capital Commercial Mortgage Corp., 6.35%, 11/10/2045 - 144A	47
08/2006	$270	GMAC Mortgage Corp. Loan Trust, 5.75%, 10/25/2036	270
05/2007	$198	Greenwich Capital Commercial Funding Corp., 1.69%, 11/05/2021 - 144A	192
05/2007	$189	Greenwich Capital Commercial Funding Corp., 1.89%, 11/05/2021 - 144A	183
05/2008 — 11/2008	$410	Grupo Senda Autotransporte, 10.50%, 10/03/2015 - 144A	379
06/2006 — 06/2007	$730	Intelsat Bermuda Ltd., 9.25%, 06/15/2016	769
03/2007	$75	JP Morgan Automotive Receivable Trust, 12.85%, 03/15/2012	75
03/2004 — 08/2006	$2,088	JP Morgan Chase Commercial Mortgage Securities Corp., 5.50%, 01/15/2038 - 144A	55
04/2005 — 10/2007	$20,961	LB-UBS Commercial Mortgage Trust, 5.26%, 06/15/2036 - 144A	27
09/2006	$120	Lehman Brothers Small Balance Commercial, 5.62%, 09/25/2036 - 144A	120
03/2006	$45	Long Beach Asset Holdings Corp., 5.78%, 04/25/2046 - 144A	45
04/2007	$22	Nationstar Home Equity Loan Trust, 9.97%, 03/25/2037 - 144A	22
05/2007	$638	Northgroup Preferred Capital Corp., 6.38%, 10/15/2017 - 144A	638
03/2007	$725	Option One Mortgage Loan Trust, Class M6, 6.99%, 03/25/2037	703
03/2007	$500	Option One Mortgage Loan Trust, Class M7, 6.99%, 03/25/2037	440
03/2007	$475	Option One Mortgage Loan Trust, Class M8, 6.99%, 03/25/2037	382
03/2006	$80	Renaissance Home Equity Loan Trust, 5.75%, 05/25/2036	80
03/2006	$200	Renaissance Home Equity Loan Trust, 6.16%, 05/25/2036	200
08/2007	$600	Renaissance Home Equity Loan Trust, Class M5, 7.00%, 09/25/2037	455
08/2007	$750	Renaissance Home Equity Loan Trust, Class M8, 7.00%, 09/25/2037	420
07/2005 — 02/2006	$150	Sheridan Group, Inc., 10.25%, 08/15/2011	154
09/2006	$250	Wachovia Automotive Loan Owner Trust, 5.15%, 07/20/2012 - 144A	250
10/2006	$260	Wachovia Automotive Loan Owner Trust, 5.29%, 06/20/2012 - 144A	260
02/2004	$6,117	Wachovia Bank Commercial Mortgage Trust, 5.50%, 02/15/2041 - 144A	118
06/2007	$1,220	Wamu Commercial Mortgage Securities Trust, 6.31%, 03/23/2045 - 144A	1,215
03/2008	$942	Wells Fargo Alternative Loan Trust, 6.25%, 11/25/2037	760
The accompanying notes are an integral part of these financial statements.

11

The Hartford Income Fund
Schedule of Investments — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
The aggregate value of these securities at April 30, 2009 was $6,004 which represents 2.79% of total net assets.

♦	Senior floating rate interests in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The interest rate is the rate in effect at April 30, 2009.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.
FAS 157 Disclosure of Investment Valuation Hierarchy Levels

Assets:
Investment in securities — Level 1	$4,711
Investment in securities — Level 2	203,387
Investment in securities — Level 3	5,452

Total	$213,550

Other financial instruments — Level 1 *	$43

Total	$43

Liabilities:
Other financial instruments — Level 1 *	$200

Total	$200

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Assets:
Securities:
Balance as of October 31, 2008	$8,974
Net realized loss	(2,698)
Change in unrealized appreciation	981
Net sales	(1,135)
Transfers in and /or out of Level 3	(670)

Balance as of April 30, 2009	$5,452

♦ Change in unrealized gains or losses relating to assets still held at April 30, 2009	$(958)

The accompanying notes are an integral part of these financial statements.

12

The Hartford Income Fund
Statement of Assets and Liabilities
April 30, 2009 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at fair value (cost $232,050)	$213,550
Foreign currency on deposit with custodian (cost $1)	1
Receivables:
Investment securities sold	2,261
Fund shares sold	660
Dividends and interest	2,346
Variation margin	6
Other assets	60

Total assets	218,884

Liabilities:
Payables:
Investment securities purchased	3,091
Fund shares redeemed	279
Investment management fees	19
Dividends	51
Distribution fees	8
Variation margin	7
Accrued expenses	69
Other liabilities	14

Total liabilities	3,538

Net assets	$215,346

Summary of Net Assets:
Capital stock and paid-in-capital	276,104
Accumulated distribution in excess of net investment income	(24)
Accumulated net realized loss on investments and foreign currency transactions	(42,078)
Unrealized depreciation of investments and the translation of assets and liabilities denominated in foreign currency	(18,656)

Net assets	$215,346

Shares authorized	300,000

Par value	$0.001

Class A: Net asset value per share/Maximum offering price per share	$8.60/$9.00

Shares outstanding	10,284

Net assets	$88,392

Class B: Net asset value per share	$8.59

Shares outstanding	962

Net assets	$8,263

Class C: Net asset value per share	$8.61

Shares outstanding	1,947

Net assets	$16,771

Class Y: Net asset value per share	$8.58

Shares outstanding	11,877

Net assets	$101,920

The accompanying notes are an integral part of these financial statements.

13

The Hartford Income Fund
Statement of Operations
For the Six Month Period Ended April 30, 2009 (Unaudited)
(000’s Omitted)

Investment Income:
Interest	$7,475
Securities lending	44

Total investment income	7,519

Expenses:
Investment management fees	587
Transfer agent fees	106
Distribution fees
Class A	100
Class B	38
Class C	72
Custodian fees	5
Accounting services	19
Registration and filing fees	30
Board of Directors’ fees	3
Audit fees	6
Other expenses	53

Total expenses (before waivers and fees paid indirectly)	1,019
Expense waivers	(83)
Transfer agent fee waivers	(2)
Custodian fee offset	—

Total waivers and fees paid indirectly	(85)

Total expenses, net	934

Net investment income	6,585

Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized loss on investments in securities	(26,234)
Net realized gain on futures and swap contracts	1,752
Net realized loss on foreign currency transactions	(2)

Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions	(24,484)

Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	32,245
Net unrealized depreciation of futures	(210)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	3

Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	32,038

Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	7,554

Net Increase in Net Assets Resulting from Operations	$14,139

The accompanying notes are an integral part of these financial statements.

14

The Hartford Income Fund
Statement of Changes in Net Assets
(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2009	Year Ended
	(Unaudited)	October 31, 2008
Operations:
Net investment income	$6,585	$18,842
Net realized loss on investments, other financial instruments and foreign currency transactions	(24,484)	(16,896)
Net unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	32,038	(46,211)

Net increase (decrease) in net assets resulting from operations	14,139	(44,265)

Distributions to Shareholders:
From net investment income
Class A	(2,505)	(5,406)
Class B	(212)	(446)
Class C	(392)	(699)
Class Y	(3,672)	(11,948)

Total distributions	(6,781)	(18,499)

Capital Share Transactions:
Class A	3,648	2,065
Class B	180	(252)
Class C	3,182	1,637
Class Y	(41,312)	(33,960)

Net decrease from capital share transactions	(34,302)	(30,510)

Net decrease in net assets	(26,944)	(93,274)
Net Assets:
Beginning of period	242,290	335,564

End of period	$215,346	$242,290

Accumulated undistributed (distribution in excess of) net investment income	$(24)	$172

The accompanying notes are an integral part of these financial statements.

15

The Hartford Income Fund
Notes to Financial Statements
April 30, 2009 (Unaudited)
(000’s Omitted)
1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-two portfolios. Financial statements for The Hartford Income Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares are sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and except that Class B shares automatically convert to Class A shares after 8 years.

Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments will be allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). After the Close Date, existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).
a)	Security Transactions and Investment Income — Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary market is considered the date on which the loan allocations are determined. Trade date for senior floating rate loan interests purchased in the secondary market is the date on which the transaction is entered into.

Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)	Security Valuation — The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary markets, but before the close of the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are

16

significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings.
Debt securities (other than short-term obligations and senior floating rate interests) held by the Fund are valued on the basis of valuations furnished by an independent pricing service which determines valuations for normal institutional size trading units of debt securities. Senior floating rate interests generally trade in over-the-counter markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by the Fund’s Board of Directors. Generally, the Fund may use fair valuation in regard to debt securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that mature in 60 days or less are valued at amortized cost, which approximates market value.

Options contracts on securities, currencies, indexes, futures contracts, commodities and other instruments shall be valued at their most recent sales price at the Valuation Time on the Primary Market on which the instrument is primarily traded. If the instrument did not trade on the Primary Market, it may be valued at the most recent sales price at the Valuation Time on another exchange or market where it did trade.

Futures contracts are valued at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively. If a settlement price is not available, futures contracts will be valued at the most recent trade price as of the Valuation Time. If there were no trades, the contract shall be valued at the mean of the closing bid/ask prices as of the Valuation Time.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

A forward currency contract shall be valued based on the price of the underlying currency at the prevailing interpolated exchange rate, which is a combination of the spot currency rate and the forward currency rate. Spot currency rates and forward currency rates are obtained from an independent pricing service on a daily basis not more than one hour before the Valuation Time.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Fund’s Board of Directors.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the valuation date.

c)	Foreign Currency Transactions — The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing exchange rates.

17

The Hartford Income Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates on portfolio securities from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)	Securities Lending — The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are fully collateralized at all times with cash and/or U.S. Government Securities and/or repurchase agreements. The cash collateral is then invested in short-term money market instruments. The repurchase agreements are fully collateralized by U.S. Government Securities. The adequacy of the collateral for securities on loan is monitored on a daily basis. For instances where the market value of collateral falls below the market value of the securities out on loan, such collateral is supplemented on the following business day.

While securities are on loan, the Fund is subject to the following risks: 1) that the borrower may default on the loan and that the collateral could be inadequate in the event the borrower defaults, 2) that the earnings on the collateral invested may not be sufficient to pay fees incurred in connection with the loan, 3) that the principal value of the collateral invested may decline and may not be sufficient to pay back the borrower for the amount of the collateral posted, 4) that the borrower may use the loaned securities to cover a short sale which may place downward pressure on the market prices of the loaned securities, 5) that return of loaned securities could be delayed and could interfere with portfolio management decisions and 6) that any efforts to recall the securities for purposes of voting a proxy may not be effective. The Fund had no securities out on loan as of April 30, 2009.

e)	Joint Trading Account — Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Hartford Investment Management Company (“Hartford Investment Management”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

f)	Repurchase Agreements — A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2009.

g)	Forward Foreign Currency Contracts — The Fund may enter into forward foreign currency contracts that obligate the Fund to repurchase/replace or sell currencies at specified future dates. Forward foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

Forward foreign currency contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar.

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h)	Fund Share Valuation and Dividend Distributions to Shareholders — Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income are declared daily and paid monthly. Dividends are paid on shares beginning on the business day after the day when the funds used to purchase the shares are collected by the transfer agent for the Fund. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences include but are not limited to foreign currency gains and losses, losses deferred due to wash sales adjustments, adjustments related to Passive Foreign Investment Companies and certain derivatives, and excise tax regulations. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

i)	Illiquid and Restricted Securities — The Fund is permitted to invest up to 15% of its net assets in illiquid securities. “Illiquid Securities” are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund, as shown in the Schedule of Investments, had illiquid or restricted securities as of April 30, 2009.

j)	Securities Purchased on a When-Issued or Delayed-Delivery Basis — Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. As of April 30, 2009, the Fund had entered into outstanding when-issued or forward commitments with a cost of $838.

k)	Credit Risk — Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a Fund which holds securities with higher credit risk may fluctuate more than with less aggressive bond funds.

l)	Senior Floating Rate Interests — The Fund, as shown in the Schedule of Investments, may invest in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. Senior floating rate interests are typically rated below-investment-grade, which suggests they

19

The Hartford Income Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the Fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

m)	Prepayment Risks — Most senior floating rate interests and certain debt securities allow for prepayment of principal without penalty. Senior floating rate interests and securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, with respect to securities, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities. Accordingly, the potential for the value of a senior floating rate interest or debt security to increase in response to interest rate declines is limited. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

Senior floating rate interests or debt securities purchased to replace a prepaid loan or a debt security may have lower yields than the yield on the prepaid loan or debt security. Senior floating rate interests generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for the Borrower to repay, prepayments of senior floating rate interests may occur. As a result, the actual remaining maturity of senior floating rate interests held may be substantially less than the stated maturities shown in the Schedule of Investments.

n)	Swaps — The Fund may enter into event linked swaps, including credit default swaps. The credit default swap market allows the Fund to manage credit risk through buying and selling credit protection on a specific issuer, an index, or a basket of issuers. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. A Fund will generally not buy protection on issuers that are not currently held by such Fund.

The Fund may enter into interest rate swaps. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate multiplied by a “notional principal amount,” in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates. The Fund had no outstanding swaps as of April 30, 2009.

o)	Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

p)	Financial Accounting Standards Board Financial Accounting Standards No. 157 – Effective November 1, 2008, the Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. Fair value is defined under FAS 157 as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Under FAS 157, a fair value measurement should reflect all of the assumptions that market participants would use in pricing the asset or liability, including assumptions

20

about the risk inherent in a particular valuation technique, the effect of a restriction on the sale or use of an asset, and the risk of nonperformance.
Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized, per FAS 157, into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 — Quoted prices in active markets for identical securities. Level 1 includes exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•	Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 includes debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services and foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•	Level 3 — Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes and require significant management judgment or estimation. This category includes broker quoted securities, long dated OTC options and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a good representation of exit price.
Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

FAS 157 also requires that a roll forward reconciliation be shown for all Level 3 securities from the beginning of the reporting period to the end of the reporting period. Part of this reconciliation includes transfers in and/or out of Level 3. For purposes of this reconciliation, transfers in are shown at the end of period fair value and transfers out are shown at the beginning of period fair value.

Refer to the valuation hierarchy levels summary and the Level 3 roll forward reconciliation found following the Schedule of Investments.

FASB Staff Position No. 157-4 — In April 2009, FASB released FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP FAS 157-4”). FSP FAS 157-4 provides additional guidance on determining whether a market for a financial asset is not active and a transaction is not distressed when measuring fair value under FAS 157. The FSP also requires additional disclosure detail on debt and equity securities by major investment categories. FSP FAS 157-4 is effective for interim and annual periods ending after June 15, 2009. At this time, management is evaluating the implications of FSP FAS 157-4 and does not believe it will impact valuation but will require additional disclosure. This additional disclosure has not yet been implemented.

q)	Financial Accounting Standards Board Financial Accounting Standards No. 161 — In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires companies to disclose information detailing the objectives and strategies for using derivative instruments, the level of derivative activity entered into by the company and any credit risk-related contingent features of the agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and has not yet implemented the new disclosure standard.

r)	Indemnifications: Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law.

21

The Hartford Income Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
3.	Futures and Options:
Futures and Options Transactions — The Fund may invest in futures and options contracts in order to gain exposure to or protect against changes in the market. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. When the Fund enters into such futures contracts, it is required to deposit with a futures commission merchant an amount of “initial margin” of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called variation margin, to and from the broker, are made on a daily basis as the price of the underlying security fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Fund.

At any time prior to the expiration of the futures contract, the Fund may close the position by taking an opposite position, which would effectively terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a gain or loss.

The use of futures contracts involves elements of market risk, which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contracts may decrease the effectiveness of the Fund’s strategy and potentially result in loss. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of April 30, 2009.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period.

The Fund may write (sell) covered options. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase or sell the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option securities or currencies. The Fund receives a premium for writing a call or put option, which is recorded on the Fund’s Statement of Assets and Liabilities and subsequently “marked-to- market” through net unrealized appreciation (depreciation) of options. There is a risk of loss from a change in the value of such options, which may exceed the related premiums received. As of April 30, 2009, there were no outstanding written options contracts.
4.	Federal Income Taxes:
a)	Federal Income Taxes — For federal income tax purposes, the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and the Fund intends to distribute substantially all of its income and gains during the calendar year ending December 31, 2009. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

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b)	The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2008	October 31, 2007
Ordinary Income	$18,595	$13,076
As of October 31, 2008, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$274
Accumulated Capital Losses*	$(17,396)
Unrealized Depreciation†	$(50,899)

Total Accumulated Deficit	$(68,021)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable to the tax deferral of wash sales losses, the mark-to-market adjustment for certain derivatives in accordance with IRC Sec. 1256, the mark to market for Passive Foreign Investment Companies and basis differences in real estate investment trusts.
c)	Reclassification of Capital Accounts — In accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Fund has recorded reclassifications in its capital accounts. These reclassifications had no impact on the NAV of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. As of October 31, 2008, the Fund recorded reclassifications to decrease undistributed net investment income by $266 and increase accumulated net realized gain by $266.

d)	Capital Loss Carryforward — At October 31, 2008 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year	Amount
2013	$311
2014	262
2015	161
2016	16,662

Total	$17,396

e)	Financial Accounting Standards Board Interpretation No. 48 — On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. The Fund adopted FIN 48 for fiscal years beginning after December 15, 2006. Management has evaluated the implications of FIN 48 for all open tax years (tax years ended October 31, 2006 – 2008) and has determined there is no impact to the Fund’s financial statements.

23

The Hartford Income Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
5.	Expenses:
a)	Investment Management Agreements — Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with The Hartford Mutual Funds, Inc. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the six-month period ended April 30, 2009; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.55%
On next $4.5 billion	0.50%
On next $5 billion	0.48%
Over $10 billion	0.47%
b)	Accounting Services Agreement — Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting service fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%
c)	Operating Expenses — Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the six-month period ended April 30, 2009, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class Y
0.95%	1.70%	1.70%	0.70%
d)	Fees Paid Indirectly — The Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the six-month period ended April 30, 2009, this amount is included in the Statement of Operations.

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The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Annualized
	Six-Month
	Period	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Ended April	October 31,	October 31,	October 31,	October 31,	October 31,
	30, 2009	2008	2007	2006	2005	2004
Class A Shares	0.95%	0.95%	0.95%	0.95%	0.95%	1.00%
Class B Shares	1.65	1.70	1.70	1.70	1.70	1.70
Class C Shares	1.70	1.70	1.70	1.70	1.70	1.70
Class Y Shares	0.66	0.63	0.68	0.70	0.70	0.70 *

*	From November 28, 2003 (commencement of operations), through October 31, 2004
e)	Distribution and Service Plan for Class A, B and C Shares — HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2009, HIFSCO received front-end load sales charges of $342 and contingent deferred sales charges of $8 from the Fund.

The Fund has adopted Distribution and Service Plans in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B and C shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Funds provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of only up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the Distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2009, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $4. These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions — Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2009, a portion of the Fund’s chief compliance officer’s salary was paid by the Fund in an amount, which rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO was compensated $104 for providing such services. These fees are accrued daily and paid monthly.

25

The Hartford Income Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
6.	Investment Transactions:

For the six-month period ended April 30, 2009, the Fund’s aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$141,207
Sales Proceeds Excluding U.S. Government Obligations	186,779
7.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2009 and the year ended October 31, 2008:

	For the Six-Month Period Ended April 30, 2009					For the Year Ended October 31, 2008
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	2,985	268	(2,821)	—	432	5,059	410	(5,290)	—	179
Amount	$24,862	$2,233	$(23,447)	$—	$3,648	$49,096	$3,912	$(50,943)	$—	$2,065
Class B
Shares	228	21	(227)	—	22	343	38	(412)	—	(31)
Amount	$1,893	$176	$(1,889)	$—	$180	$3,347	$368	$(3,967)	$—	$(252)
Class C
Shares	583	27	(231)	—	379	1,001	44	(881)	—	164
Amount	$4,877	$232	$(1,927)	$—	$3,182	$9,674	$423	$(8,460)	$—	$1,637
Class Y
Shares	67	435	(5,551)	—	(5,049)	2,605	1,250	(8,011)	—	(4,156)
Amount	$559	$3,621	$(45,492)	$—	$(41,312)	$25,488	$11,985	$(71,433)	$—	$(33,960)
The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued and Class B shares redeemed) for the six-month period ended April 30, 2009 and the year ended October 31, 2008:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2009	31	$261
For the Year Ended October 31, 2008	35	$336
8.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. During the six-month period ended April 30, 2009, the Fund did not have any borrowings under this facility.

26

The Hartford Income Fund
Financial Highlights — (Unaudited)

		— Selected Per-Share Data — (a)													— Ratios and Supplemental Data —
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
															Net Assets		Net Assets		Net Assets
															Before		After		After
				Net											Waivers		Waivers		Waivers
				Realized											and		and		and		Ratio of
				and Un-			Distrib-			Net					Reimburse-		Reimburse-		Reimburse-		Net
		Net	Pay-	realized		Dividends	utions			Increase	Net				ments and		ments and		ments and		Invest-		Port-
	Net Asset	Invest-	ments	Gain		from Net	from	Distri-		(Decrease)	Asset			Net Assets	Including		Including		Excluding		ment		folio
	Value at	ment	from	(Loss) on	Total from	Invest-	Realized	butions	Total	in Net	Value at			at End of	Expenses		Expenses		Expenses		Income to		Turn-
	Beginning	Income	(to)	Invest-	Investment	ment	Capital	from	Distri-	Asset	End of	Total		Period	not Subject		not Subject		not Subject		Average		over
Class	of Period	(Loss)	Affiliate	ments	Operations	Income	Gains	Capital	butions	Value	Period	Return(b)		(000's)	to Cap(c)		to Cap(c)		to Cap(c)		Net Assets		Rate(d)
For the Six-Month Period Ended April 30, 2009 (Unaudited)
A	$8.28	$0.25	$—	$0.33	$0.58	$(0.26)	$—	$—	$(0.26)	$0.32	$8.60	7.09	%(e)	$88,392	1.11	%(f)	0.95	%(f)	0.95	%(f)	6.06	%(f)	69%
B	8.28	0.22	—	0.32	0.54	(0.23)	—	—	(0.23)	0.31	8.59	6.59	(e)	8,263	2.00	(f)	1.65	(f)	1.65	(f)	5.35	(f)	—
C	8.30	0.22	—	0.31	0.53	(0.22)	—	—	(0.22)	0.31	8.61	6.56	(e)	16,771	1.81	(f)	1.70	(f)	1.70	(f)	5.28	(f)	—
Y	8.27	0.26	—	0.32	0.58	(0.27)	—	—	(0.27)	0.31	8.58	7.12	(e)	101,920	0.66	(f)	0.66	(f)	0.66	(f)	6.41	(f)	—
For the Year Ended October 31, 2008
A	10.14	0.54	—	(1.87)	(1.33)	(0.53)	—	—	(0.53)	(1.86)	8.28	(13.71)		81,569	1.02		0.95		0.95		5.53		177
B	10.14	0.47	—	(1.87)	(1.40)	(0.46)	—	—	(0.46)	(1.86)	8.28	(14.36)		7,779	1.91		1.70		1.70		4.79		—
C	10.16	0.47	—	(1.87)	(1.40)	(0.46)	—	—	(0.46)	(1.86)	8.30	(14.34)		13,007	1.76		1.70		1.70		4.79		—
Y	10.12	0.57	—	(1.86)	(1.29)	(0.56)	—	—	(0.56)	(1.85)	8.27	(13.37)		139,935	0.63		0.63		0.63		5.85		—
For the Year Ended October 31, 2007
A	10.33	0.57	—	(0.19)	0.38	(0.57)	—	—	(0.57)	(0.19)	10.14	3.77		98,047	1.08		0.95		0.95		5.72		147
B	10.33	0.50	—	(0.20)	0.30	(0.49)	—	—	(0.49)	(0.19)	10.14	3.00		9,837	1.95		1.70		1.70		4.92		—
C	10.35	0.50	—	(0.19)	0.31	(0.50)	—	—	(0.50)	(0.19)	10.16	3.01		14,263	1.82		1.70		1.70		4.92		—
Y	10.32	0.60	—	(0.20)	0.40	(0.60)	—	—	(0.60)	(0.20)	10.12	3.97		213,417	0.68		0.68		0.68		5.95		—
For the Year Ended October 31, 2006
A	10.24	0.54	—	0.08	0.62	(0.53)	—	—	(0.53)	0.09	10.33	6.24		37,168	1.21		0.95		0.95		5.35		175
B	10.24	0.46	—	0.08	0.54	(0.45)	—	—	(0.45)	0.09	10.33	5.45		7,224	2.06		1.70		1.70		4.60		—
C	10.26	0.46	—	0.08	0.54	(0.45)	—	—	(0.45)	0.09	10.35	5.44		8,101	1.96		1.70		1.70		4.61		—
Y	10.24	0.56	—	0.08	0.64	(0.56)	—	—	(0.56)	0.08	10.32	6.41		60,690	0.78		0.70		0.70		5.63		—
For the Year Ended October 31, 2005
A	10.72	0.51	—	(0.44)	0.07	(0.51)	(0.04)	—	(0.55)	(0.48)	10.24	0.70		28,942	1.20		0.95		0.95		4.80		188
B	10.72	0.43	—	(0.43)	—	(0.44)	(0.04)	—	(0.48)	(0.48)	10.24	(0.04)		5,973	2.06		1.70		1.70		4.05		—
C	10.74	0.43	—	(0.43)	—	(0.44)	(0.04)	—	(0.48)	(0.48)	10.26	(0.03)		5,142	1.96		1.70		1.70		4.05		—
Y	10.72	0.52	—	(0.42)	0.10	(0.54)	(0.04)	—	(0.58)	(0.48)	10.24	0.98		16,431	0.79		0.70		0.70		5.16		—
For the Year Ended October 31, 2004
A	10.53	0.48	—	0.22	0.70	(0.51)	—	—	(0.51)	0.19	10.72	6.85		29,580	1.14		1.00		1.00		4.60		167
B	10.53	0.42	—	0.21	0.63	(0.44)	—	—	(0.44)	0.19	10.72	6.10		5,541	1.95		1.70		1.70		3.90		—
C	10.55	0.41	—	0.22	0.63	(0.44)	—	—	(0.44)	0.19	10.74	6.09		5,562	1.88		1.70		1.70		3.90		—
Y(g)	10.54	0.48	—	0.20	0.68	(0.50)	—	—	(0.50)	0.18	10.72	6.57	(e)	10	0.73	(f)	0.70	(f)	0.70	(f)	4.89	(f)	—

(a)	Information presented relates to a share outstanding throughout the indicated period.

(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	Not annualized.

(f)	Annualized.

(g)	Commenced operations on November 28, 2003.

27

The Hartford Income Fund
Directors and Officers (Unaudited)
The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.
Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and three of the Fund’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which collectively consist of 100 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.
The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.
Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its officers or directors who are employed by The Hartford.
Non-Interested Directors
Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.
Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.
Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies.
Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee is Chairman and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions. Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm, from August 2004 to August 2005. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).
William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

28

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.
Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.
Interested Directors and Officers
Thomas M. Marra* (1958) Director since 2002
Mr. Marra has served as President and Chief Operating Officer of The Hartford Financial Services Group, Inc. (“The Hartford”) since 2007. Mr. Marra currently serves as Director of Hartford Life, Inc. (“HL, Inc.”). Mr. Marra served as Chief Operating Officer of Hartford Life Insurance Company, Inc. (“Hartford Life”) (2000-2008), as President of Hartford Life (2002-2008) and as Director of Hartford Life’s Investment Products Division from 1998 to 2000.

*	On February 24, 2009, The Hartford and Mr. Marra determined to enter into a mutually agreed separation whereby Mr. Marra will retire, and his role as an executive officer and employee of The Hartford will terminate, effective July 3, 2009. Mr. Marra will resign his position as a Director of the Fund effective June 25, 2009.
Lowndes A. Smith (1939) Director since 2002, Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.
John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as Chief Executive Officer, President and Director of HL, Inc. Mr. Walters previously served as President of the U.S. Wealth Management Division of Hartford Life, Inc., as Co-Chief Operating Officer of Hartford Life Insurance Company (2007-2008) and as Executive Vice President and Director of its Investment Products Division (2000-2008). Mr. Walters also serves as Chairman of the Board, Chief Executive Officer, President and Director of Hartford Life Insurance Company and as Executive Vice President of The Hartford. In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”).

*	Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 — 2009).
Other Officers
Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 – 2009))

Mr. Arena serves as Executive Vice President of Hartford Life Insurance Company, (“Hartford Life”). Additionally, Mr. Arena is Director and Senior Vice President of Hartford Administrative Services Company, (“HASCO”), Manager, Chief Executive Officer and President of Hartford Investment Financial Services, LLC (“HIFSCO”) and HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division. Mr. Arena joined American Skandia in 1996.
Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.
Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006 and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury, (the “Treasury”), from 2001 to 2006 where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network, (“FinCEN”) from 2005 – 2006.

29

The Hartford Income Fund
Directors and Officers (Unaudited) — (continued)
Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life Insurance Company. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.
Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant General Counsel and Assistant Vice President of The Hartford and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, Assistant Vice President of Hartford Life, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.
Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life and as Director of its Investment Advisory Group in the Individual Markets Group segment. He also serves as Senior Vice President of HIFSCO and HL Advisors. Prior to joining The Hartford in 2004, Mr. Meyer was with MassMutual which he joined in 1987.
D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life where he serves as Director of mutual fund product management for The Hartford’s mutual funds and 529 college savings businesses. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.
Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 – 2007.
HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2008 is available (1) without charge, upon request, by calling
888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30

The Hartford Income Fund
Expense Example (Unaudited)
Your Fund’s Expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2008 through April 30, 2009.
Actual Expenses
The first column of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	October 31, 2008	Beginning	Ending Account	October 31,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2008 through	expense	1/2	full
	October 31, 2008	April 30, 2009	April 30, 2009	October 31, 2008	April 30, 2009	April 30, 2009	ratio	year	year
Class A	$1,000.00	$1,070.86	$4.87	$1,000.00	$1,020.08	$4.75	0.95%	181	365
Class B	$1,000.00	$1,065.89	$8.45	$1,000.00	$1,016.61	$8.25	1.65	181	365
Class C	$1,000.00	$1,065.57	$8.70	$1,000.00	$1,016.36	$8.49	1.70	181	365
Class Y	$1,000.00	$1,071.19	$3.39	$1,000.00	$1,021.52	$3.31	0.66	181	365

31

The Hartford Inflation Plus Fund

The Hartford Inflation Plus Fund
(subadvised by Hartford Investment Management Company)
Performance Overview(1) 10/31/02 — 4/30/09
Growth of a $10,000 investment in Class A which includes Sales Charge
Barclays Capital U.S. TIPS Index represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have more than one year to maturity.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Investment objective — Seeks a total return that exceeds the rate of inflation over an economic cycle.
Average Annual Total Returns(2,3,4) (as of 4/30/09)

	Inception	1	5	Since
	Date	Year	Year	Inception

Inflation Plus A#	10/31/02	-0.95%	4.40%	4.87%
Inflation Plus A##	10/31/02	-5.41%	3.45%	4.13%
Inflation Plus B#	10/31/02	-1.64%	3.65%	4.13%
Inflation Plus B##	10/31/02	-6.40%	3.31%	4.13%
Inflation Plus C#	10/31/02	-1.64%	3.64%	4.12%
Inflation Plus C##	10/31/02	-2.59%	3.64%	4.12%
Inflation Plus I#	10/31/02	-0.60%	4.60%	5.02%
Inflation Plus R3#	11/28/03	-1.40%	4.38%	4.20%
Inflation Plus R4#	11/28/03	-0.97%	4.53%	4.33%
Inflation Plus R5#	11/28/03	-0.76%	4.65%	4.45%
Inflation Plus Y#	11/28/03	-0.69%	4.72%	4.51%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(4)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2009, which excludes investment transactions as of this date.

Portfolio Managers
John Hendricks	Timothy Wilhide*
Senior Vice President	Senior Vice President
How did the Fund perform?
The Class A shares of The Hartford Inflation Plus Fund returned 9.61%, before sales charge, for the six-month period ended April 30, 2009, versus its benchmark, the Barclays Capital U.S. Treasury Inflation Protected Securities Index, which returned 9.46%, and the 8.09% average return of the Lipper Treasury Inflation Protected Securities peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
During the six months ended April 30, 2009 Treasury Inflation Protected Securities (TIPS) were characterized by two distinct phases. In the last two months of 2008 deflation fears and extremely poor liquidity dominated the market; the first four months of 2009 marked a substantial recovery as slowly rising oil and gasoline prices eased deflation concerns and depressed valuations attracted investor interest.
The Fund benefited relative (i.e. performance of the Fund as measured against the benchmark) to the benchmark from

2

successful interest rate positioning and positive sector allocation. Sector allocation, particularly out of benchmark positions in cash equivalents and nominal treasuries, added to performance.
Security selection over the period detracted from performance as a result of the Fund’s underweight (i.e. the Fund’s sector position was less than the benchmark position) to short maturity TIPS during the final months of 2008 and early in 2009. This underweight was based on our view that the sharp drop in oil and gasoline prices in the wake of the collapse in U.S. economic activity would be deflationary in the short term, resulting in poor relative performance for short maturity TIPS. Additionally, the Fund minimized TIPS trading as liquidity in the TIPS market was poor. Accordingly, to the extent the Fund was positioned for lower interest rates, this underweight was offset within the TIPS market to longer duration TIPS or longer maturity nominal Treasuries either in the form of cash bonds or futures.
The TIPS market rebounded faster than we expected in early 2009 and short TIPS recovered much of the underperformance of late 2008. By late January we concluded that TIPS valuations and liquidity conditions were likely to continue to improve and we reestablished positions in short TIPS. While we didn’t anticipate TIPS breakevens (i.e. the implied CPI forecast as measured by the yield difference between TIPS and similar maturity nominal Treasuries) widening to the extent they did in the new year, we did tactically position for short term breakeven moves and did position for the steeper yield curve (i.e. short and long term interest rates moving farther apart).
What is the outlook?
Since early this year TIPS breakevens have been widening as the market increasingly accepts the premise that the actions of the Federal Open Market Committee (the Fed) will eventually produce inflation. This means that from a long term, multi -year point of view, TIPS are a very attractively priced asset class now. However, given the excess productive capacity (meaning new production of goods can be added with little chance of upward pressure on inflation) in the U.S. and around the world at this point, as well as a still very weak outlook for final demand, it is difficult to make a strong case that inflation will surge anytime soon. Accordingly, the Fund may hold an underweight to TIPS from time to time over the next few months until a clearer picture emerges for the trajectory of the economy and inflation.

*	As disclosed in a supplement to the Fund’s prospectus, effective June 1, 2009, Timothy Wilhide will no longer serve as a portfolio manager of the Fund.
Distribution by Credit Quality

as of April 30, 2009

Percentage of
Long Term
Rating	Holdings

AAA	99.4%
BBB	0.3
BB	0.2
Not Rated	0.1

Total	100.0%

Diversification by Industry
as of April 30, 2009

Percentage of
Industry	Net Assets

Consumer Cyclical	0.1%
Health Care	0.1
Long Put Index Option Contract	0.1
Services	0.1
Technology	0.1
U.S. Government Securities	90.6
Short-Term Investments	3.7
Other Assets and Liabilities	5.2

Total	100.0%

3

The Hartford Inflation Plus Fund
Schedule of Investments
April 30, 2009 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT
GRADE ♦ — 0.4%
	Consumer Cyclical — 0.1%
	William Carter Co.
$1,474	2.01%, 07/14/2012 ±	$1,389

	Health Care — 0.1%
	Fresenius Medical Care AG
992	2.61%, 03/31/2013 ±	935
	Orthofix Holdings, Inc.
646	7.17%, 09/22/2013 ±	606

		1,541

	Services — 0.1%
	Regal Cinemas, Inc.
938	4.97%, 10/27/2013 ±	904

	Technology — 0.1%
	Windstream Corp.
982	2.50%, 07/17/2013 ±	913

	Total senior floating rate interests: non-investment grade (cost $4,978)	$4,747

U.S. GOVERNMENT SECURITIES — 90.6%
	U.S. Treasury Securities — 90.6%
$7,137	1.63%, 01/15/2015 ◄	$7,891
37,580	1.75%, 01/15/2028 ◄	34,246
42,575	1.88%, 07/15/2013 — 2015◄	47,727
353,204	2.00%, 04/15/2012 — 2026◄	387,675
35,000	2.38%, 03/31/2016	34,377
213,863	2.38%, 01/15/2017 — 2027 ◄	229,281
98,610	2.50%, 07/15/2016 — 2029 ◄	103,771
12,585	2.63%, 07/15/2017 ◄	13,803
61,432	3.00%, 07/15/2012 ◄	76,532
1,715	3.38%, 01/15/2012 ◄	2,172
5,000	3.63%, 04/15/2028 ◄	7,572

		945,047

	Total U.S. government securities (cost $929,590)	$945,047

Contracts		Market Value╪
PUT OPTIONS PURCHASED — 0.1%
	Long Put Future Option Contract — 0.0%
	10 Year U.S. Treasury Note
1	Expiration: May, 2009, Exercise Price:
	$117.00	$78
	U.S. Bond Future
1	Expiration: May, 2009, Exercise Price:
	$113.00 Ø	73

		151

	Long Put Index Option Contract — 0.1%
	5 Year U.S. Treasury Note
1	Expiration: June, 2009, Exercise Price:
	$116.00 Ø	497

	Total put options purchased (cost $1,649)	$648

	Total long-term investments (cost $936,217)	$950,442

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS — 3.7%
	Investment Pools and Funds — 2.1%
10,992	JP Morgan U.S. Government Money Market Fund		$10,992
—	State Street Bank U.S. Government Money Market Fund		—
11,008	Wells Fargo Advantage Government Money Market Fund		11,008

			22,000

	Repurchase Agreements — 1.2%
	BNP Paribas Securities Corp. Repurchase Agreement (maturing on 05/01/2009 in the amount of $9,443, collateralized by U.S. Treasury Bond 5.38%, 2031, value of $9,621)
$9,443	0.15%, 04/30/2009		$9,443
	UBS Securities, Inc. Repurchase Agreement (maturing on 05/01/2009 in the amount of $2,641, collateralized by U.S. Treasury Bond 7.50%, 2024, value of $2,701)
2,641	0.13%, 04/30/2009		2,641

			12,084

	U.S. Treasury Bills — 0.4%
$3,400	0.12%, 07/16/2009 □ ○		3,399
1,225	0.18%, 05/21/2009 ○ Ø		1,225

			4,624

	Total short-term investments (cost $38,708)		$38,708

	Total investments (cost $974,925) ▲	94.8%	$989,150
	Other assets and liabilities	5.2%	54,148

	Total net assets	100.0%	$1,043,298

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2009, the cost of securities for federal income tax purposes was $993,755 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$23,307
Unrealized Depreciation	(27,912)

Net Unrealized Depreciation	$(4,605)

◄	U.S. Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

±	The interest rate disclosed for these securities represents the average coupon as of April 30, 2009.

4

□	Security pledged as initial margin deposit for open futures contracts at April 30, 2009.
Futures Contracts Outstanding at April 30, 2009

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)
U.S. Long Bond	50	Short	Jun 2009	$5

*	The number of contracts does not omit 000’s.

Ø	At April 30, 2009, securities valued at $180,336 were designated to cover open put options written as follows:

				Market
	Number of	Exercise	Exercise	Value	Premiums
Issuer	Contracts*	Price	Date	╪	Received
5 Year U.S. Treasury Note	624	$115.00	Jun 2009	$297	$222
U.S. Bond Future	936	116.00	May 2009	220	1,455

				$517	$1,677

*	The number of contracts does not omit 000’s.

♦	Senior floating rate interests in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The interest rate is the rate in effect at April 30, 2009.
Forward Foreign Currency Contracts Outstanding at April 30, 2009

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value ╪	Amount	Date	(Depreciation)
Australian Dollar (Buy)	$5,071	$5,085	05/04/09	$(14)
Euro (Sell)	10,305	10,106	05/20/09	(199)
Euro (Buy)	10,305	10,171	05/20/09	134
Euro (Buy)	5,377	5,376	05/27/09	1
Japanese Yen (Sell)	4,979	5,018	05/11/09	39
Japanese Yen (Buy)	4,982	5,000	05/11/09	(18)
Japanese Yen (Buy)	2,486	2,540	05/11/09	(54)
Japanese Yen (Sell)	4,971	5,016	05/11/09	45
Japanese Yen (Sell)	7,207	7,140	05/11/09	(67)
Japanese Yen (Buy)	442	433	05/11/09	9
Japanese Yen (Buy)	5,039	4,960	05/11/09	79
Japanese Yen (Buy)	2,169	2,122	05/11/09	47
Japanese Yen (Buy)	2,493	2,540	05/11/09	(47)
Japanese Yen (Buy)	8,814	8,809	05/12/09	5
Japanese Yen (Sell)	5,022	5,054	05/12/09	32
Japanese Yen (Sell)	5,013	5,028	05/12/09	15
Japanese Yen (Buy)	5,022	4,993	05/12/09	29
Japanese Yen (Buy)	5,013	4,993	05/12/09	20
Japanese Yen (Sell)	8,813	8,693	05/12/09	(120)

				$(64)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.
FAS 157 Disclosure of Investment Valuation Hierarchy Levels

Assets:
Investment in securities — Level 1	$76,672
Investment in securities — Level 2	912,478

Total	$989,150

Other financial instruments — Level 1 *	$1,240
Other financial instruments — Level 2 *	455

Total	$1,695

Liabilities:
Other financial instruments — Level 1 *	$75
Other financial instruments — Level 2 *	519

Total	$594

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.

5

The Hartford Inflation Plus Fund
Statement of Assets and Liabilities
April 30, 2009 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at fair value (cost $974,925)	$989,150
Foreign currency on deposit with custodian (cost $14)	13
Unrealized appreciation on forward foreign currency contracts	455
Receivables:
Investment securities sold	34,211
Fund shares sold	17,130
Dividends and interest	5,511
Variation margin	74
Other assets	202

Total assets	1,046,746

Liabilities:
Unrealized depreciation on forward foreign currency contracts	519
Bank overdraft — U.S. Dollars	12
Payables:
Fund shares redeemed	2,095
Investment management fees	90
Distribution fees	85
Variation margin	4
Accrued expenses	126
Written options	517

Total liabilities	3,448

Net assets	$1,043,298

Summary of Net Assets:
Capital stock and paid-in-capital	1,075,593
Accumulated distribution in excess of net investment income	(20,979)
Accumulated net realized loss on investments and foreign currency transactions	(26,642)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	15,326

Net assets	$1,043,298

Shares authorized	600,000

Par value	$0.001

Class A: Net asset value per share/Maximum offering price per share	$10.67/$11.17

Shares outstanding	42,852

Net assets	$457,443

Class B: Net asset value per share	$10.63

Shares outstanding	8,106

Net assets	$86,139

Class C: Net asset value per share	$10.62

Shares outstanding	29,683

Net assets	$315,246

Class I: Net asset value per share	$10.72

Shares outstanding	3,944

Net assets	$42,282

Class R3: Net asset value per share	$10.66

Shares outstanding	99

Net assets	$1,059

Class R4: Net asset value per share	$10.69

Shares outstanding	119

Net assets	$1,269

Class R5: Net asset value per share	$10.70

Shares outstanding	9

Net assets	$96

Class Y: Net asset value per share	$10.71

Shares outstanding	13,052

Net assets	$139,764

6

The Hartford Inflation Plus Fund
Statement of Operations
For the Six Month Period Ended April 30, 2009 (Unaudited)
(000’s Omitted)

Investment Income:
Interest	$(15,397)

Total investment income	(15,397)

Expenses:
Investment management fees	2,299
Transfer agent fees	450
Distribution fees
Class A	446
Class B	397
Class C	1,330
Class R3	1
Class R4	1
Custodian fees	3
Accounting services	78
Registration and filing fees	74
Board of Directors’ fees	5
Audit fees	8
Other expenses	95

Total expenses (before waivers and fees paid indirectly)	5,187
Expense waivers	(406)
Custodian fee offset	—

Total waivers and fees paid indirectly	(406)

Total expenses, net	4,781

Net investment loss	(20,178)

Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized loss on investments in securities	(4,890)
Net realized loss on futures and written options	(3,375	) *
Net realized gain on foreign currency transactions	377

Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions	(7,888)

Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions
Net unrealized appreciation of investments	102,717
Net unrealized appreciation of futures and written options	1,114
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(193)

Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions.	103,638

Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	95,750

Net Increase in Net Assets Resulting from Operations	$75,572

*	Realized losses on written options were $4,584.

7

The Hartford Inflation Plus Fund
Statement of Changes in Net Assets
(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2009	Year Ended
	(Unaudited)	October 31, 2008
Operations:
Net investment income (loss)	$(20,178)	$40,628
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(7,888)	2,090
Net unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	103,638	(90,885)

Net increase (decrease) in net assets resulting from operations	75,572	(48,167)

Distributions to Shareholders:
From net investment income
Class A	(1,515)	(14,746)
Class B	(271)	(3,680)
Class C	(878)	(10,507)
Class I	(143)	(791)
Class R3	(1)	(6)
Class R4	—	(1)
Class R5	—	(1)
Class Y	(708)	(10,227)

Total distributions	(3,516)	(39,959)

Capital Share Transactions:
Class A	120,670	159,030
Class B	3,665	14,863
Class C	52,349	109,914
Class I	12,561	28,077
Class R3	818	237
Class R4	1,222	8
Class R5	64	19
Class Y	(10,752)	(13,282)

Net increase from capital share transactions	180,597	298,866

Net increase in net assets	252,653	210,740
Net Assets:
Beginning of period	790,645	579,905

End of period	$1,043,298	$790,645

Accumulated undistributed (distribution in excess of) net investment income (loss)	$(20,979)	$2,715

8

The Hartford Inflation Plus Fund
Notes to Financial Statements
April 30, 2009 (Unaudited)
(000’s Omitted)
1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-two portfolios. Financial statements for The Hartford Inflation Plus Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a non-diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares are sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors through advisory fee-based wrap programs. Classes R3, R4, R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and except that Class B shares automatically convert to Class A shares after 8 years.

Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments will be allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). After the Close Date, existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).
a)	Security Transactions and Investment Income - Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary market is considered the date on which the loan allocations are determined. Trade date for senior floating rate loan interests purchased in the secondary market is the date on which the transaction is entered into.

Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)	Security Valuation - The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the

9

The Hartford Inflation Plus Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
security’s primary markets, but before the close of the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings.

Debt securities (other than short-term obligations and senior floating rate interests) held by the Fund are valued on the basis of valuations furnished by an independent pricing service which determines valuations for normal institutional size trading units of debt securities. Senior floating rate interests generally trade in over-the-counter markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by the Fund’s Board of Directors. Generally, the Fund may use fair valuation in regard to debt securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that mature in 60 days or less are valued at amortized cost, which approximates market value.

Options contracts on securities, currencies, indexes, futures contracts, commodities and other instruments shall be valued at their most recent sales price at the Valuation Time on the Primary Market on which the instrument is primarily traded. If the instrument did not trade on the Primary Market, it may be valued at the most recent sales price at the Valuation Time on another exchange or market where it did trade.

Futures contracts are valued at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively. If a settlement price is not available, futures contracts will be valued at the most recent trade price as of the Valuation Time. If there were no trades, the contract shall be valued at the mean of the closing bid/ask prices as of the Valuation Time.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

A forward currency contract shall be valued based on the price of the underlying currency at the prevailing interpolated exchange rate, which is a combination of the spot currency rate and the forward currency rate. Spot currency rates and forward currency rates are obtained from an independent pricing service on a daily basis not more than one hour before the Valuation Time.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the valuation date.

c)	Foreign Currency Transactions - The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing exchange rates.

10

Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates on portfolio securities from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)	Joint Trading Account - Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Hartford Investment Management Company (“Hartford Investment Management”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

e)	Repurchase Agreements - A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2009.

f)	Forward Foreign Currency Contracts - The Fund may enter into forward foreign currency contracts that obligate the Fund to repurchase/replace or sell currencies at specified future dates. Forward foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

Forward foreign currency contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar.

g)	Fund Share Valuation and Dividend Distributions to Shareholders — Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared daily and paid monthly. Dividends are paid on shares beginning on the business day after the day when the funds used to purchase the shares are collected by the transfer agent for the Fund. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences include but are not limited to foreign currency gains and losses, losses deferred due to wash sales adjustments, adjustments related to Passive Foreign Investment Companies and certain derivatives, and excise tax regulations. Permanent book and federal income tax basis differences relating to shareholder distributions will result in

11

The Hartford Inflation Plus Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

h)	Securities Purchased on a When-Issued or Delayed-Delivery Basis — Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. As of April 30, 2009, the Fund had no outstanding when-issued or forward commitments.

i)	Credit Risk — Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a Fund which holds securities with higher credit risk may fluctuate more than with less aggressive bond funds.

j)	Senior Floating Rate Interests -The Fund, as shown in the Schedule of Investments, may invest in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the Fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

k)	Prepayment Risks — Most senior floating rate interests and certain debt securities allow for prepayment of principal without penalty. Senior floating rate interests and securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, with respect to securities, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities. Accordingly, the potential for the value of a senior floating rate interest or debt security to increase in response to interest rate declines is limited. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

Senior floating rate interests or debt securities purchased to replace a prepaid loan or a debt security may have lower yields than the yield on the prepaid loan or debt security. Senior floating rate interests generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for the Borrower to repay, prepayments of senior floating rate interests may occur. As a result, the actual remaining maturity of senior floating rate interests held may be substantially less than the stated maturities shown in the Schedule of Investments.

l)	Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

m)	Financial Accounting Standards Board Financial Accounting Standards No. 157 - Effective November 1, 2008, the Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting,

12

establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. Fair value is defined under FAS 157 as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Under FAS 157, a fair value measurement should reflect all of the assumptions that market participants would use in pricing the asset or liability, including assumptions about the risk inherent in a particular valuation technique, the effect of a restriction on the sale or use of an asset, and the risk of nonperformance.
Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized, per FAS 157, into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 — Quoted prices in active markets for identical securities. Level 1 includes exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•	Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 includes debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services and foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•	Level 3 — Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes and require significant management judgment or estimation. This category includes broker quoted securities, long dated OTC options and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a good representation of exit price.
Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

FAS 157 also requires that a roll forward reconciliation be shown for all Level 3 securities from the beginning of the reporting period to the end of the reporting period. Part of this reconciliation includes transfers in and/or out of Level 3. For purposes of this reconciliation, transfers in are shown at the end of period fair value and transfers out are shown at the beginning of period fair value. During the six-month period ended April 30, 2009, the Fund held no Level 3 securities.

Refer to the valuation hierarchy levels summary found following the Schedule of Investments.

FASB Staff Position No. 157-4 - In April 2009, FASB released FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP FAS 157-4”). FSP FAS 157-4 provides additional guidance on determining whether a market for a financial asset is not active and a transaction is not distressed when measuring fair value under FAS 157. The FSP also requires additional disclosure detail on debt and equity securities by major investment categories. FSP FAS 157-4 is effective for interim and annual periods ending after June 15, 2009. At this time, management is evaluating the implications of FSP FAS 157-4 and does not believe it will impact valuation but will require additional disclosure. This additional disclosure has not yet been implemented.

n)	Financial Accounting Standards Board Financial Accounting Standards No. 161 - In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires companies to disclose information detailing the objectives and strategies for using derivative instruments, the level of derivative activity entered into by the company and any credit risk-related contingent features of the agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and has not yet implemented the new disclosure standard.

13

The Hartford Inflation Plus Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
o)	Indemnifications: Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
3.	Futures and Options:
Futures and Options Transactions - The Fund may invest in futures and options contracts in order to gain exposure to or protect against changes in the market. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. When the Fund enters into such futures contracts, it is required to deposit with a futures commission merchant an amount of “initial margin” of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called variation margin, to and from the broker, are made on a daily basis as the price of the underlying security fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Fund.

At any time prior to the expiration of the futures contract, the Fund may close the position by taking an opposite position, which would effectively terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a gain or loss.

The use of futures contracts involves elements of market risk, which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contracts may decrease the effectiveness of the Fund’s strategy and potentially result in loss. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of April 30, 2009.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period.

The Fund may write (sell) covered options. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase or sell the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option securities or currencies. The Fund receives a premium for writing a call or put option, which is recorded on the Fund’s Statement of Assets and Liabilities and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options. There is a risk of loss from a change in the value of such options, which may exceed the related premiums received. Transactions involving written option contracts for the Fund during the six-month period ended April 30, 2009, are summarized below:
Options Contract Activity During the Six-Month Period Ended April 30, 2009

Call Options Written During the Period	Number of Contracts*	Premium Amounts
Beginning of the period	1,000	$216
Written	14,843	15,014
Expired	—	—
Closed	(15,843)	(15,230)
Exercised	—	—

End of Period	—	$—

Put Options Written During the Period	Number of Contracts*	Premium Amounts
Beginning of the period	—	$—
Written	20,861	18,478
Expired	(1,248)	(74)
Closed	(18,053)	(16,727)
Exercised	—	—

End of Period	1,560	$1,677

*	The number of contracts does not omit 000’s.

14

4.	Federal Income Taxes:
a)	Federal Income Taxes - For federal income tax purposes, the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and the Fund intends to distribute substantially all of its income and gains during the calendar year ending December 31, 2009. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2008	October 31, 2007
Ordinary Income	$40,029	$18,827
As of October 31, 2008, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$3,607
Unrealized Depreciation*	$(107,811)

Total Accumulated Deficit	$(104,204)

*	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable to the tax deferral of wash sales losses, the mark-to-market adjustment for certain derivatives in accordance with IRC Sec. 1256, the mark to market for Passive Foreign Investment Companies and basis differences in real estate investment trusts.
c)	Reclassification of Capital Accounts - In accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Fund has recorded reclassifications in its capital accounts. These reclassifications had no impact on the NAV of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. As of October 31, 2008, the Fund recorded reclassifications to increase undistributed net investment income by $56, decrease accumulated net realized loss by $1,644, and increase paid in capital by $1,588.

d)	Capital Loss Carryforward - The Fund had no capital loss carryforwards for U.S. federal income tax purposes as of October 31, 2008.

e)	Financial Accounting Standards Board Interpretation No. 48 - On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. The Fund adopted FIN 48 for fiscal years beginning after December 15, 2006. Management has evaluated the implications of FIN 48 for all open tax years (tax years ended October 31, 2006 — 2008) and has determined there is no impact to the Fund’s financial statements.

15

The Hartford Inflation Plus Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
5.	Expenses:
a)	Investment Management Agreements — Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with The Hartford Mutual Funds, Inc. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the six-month period ended April 30, 2009; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.55%
On next $4.5 billion	0.50%
On next $5 billion	0.48%
Over $10 billion	0.47%
b)	Accounting Services Agreement — Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting service fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%
c)	Operating Expenses — Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the six-month period ended April 30, 2009, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
0.85%	1.60%	1.60%	0.60%	1.25%	1.00%	0.76%	0.60%
d)	Fees Paid Indirectly — The Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the six-month period ended April 30, 2009, this amount is included in the Statement of Operations.

16

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Annualized
	Six-Month
	Period	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	Ended April	October 31,	October 31,		October 31,	October 31,	October 31,
	30, 2009	2008	2007		2006	2005	2004
Class A Shares	0.85%	0.85%	0.85%		0.95%	0.95%	1.00%
Class B Shares	1.60	1.60	1.60		1.70	1.70	1.70
Class C Shares	1.60	1.60	1.60		1.70	1.70	1.70
Class I Shares	0.60	0.60	0.58		0.70 *
Class R3 Shares	1.25	1.25	1.24	†
Class R4 Shares	1.00	1.00	0.99	‡
Class R5 Shares	0.76	0.70	0.75	§
Class Y Shares	0.59	0.60	0.56		0.68	0.68	0.65 **

*	From August 31, 2006 (commencement of operations), through October 31, 2006

†	From December 22, 2006 (commencement of operations), through October 31, 2007

‡	From December 22, 2006 (commencement of operations), through October 31, 2007

§	From December 22, 2006 (commencement of operations), through October 31, 2007

**	From November 28, 2003 (commencement of operations), through October 31, 2004
e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares — HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2009, HIFSCO received front-end load sales charges of $1,852 and contingent deferred sales charges of $261 from the Fund.

The Fund has adopted Distribution and Service Plans in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Funds provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of only up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2009, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $38. These commissions are in turn paid to sales representatives of the broker/dealers.

17

The Hartford Inflation Plus Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
f)	Other Related Party Transactions — Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2009, a portion of the Fund’s chief compliance officer’s salary was paid by the Fund in the amount of $2. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO was compensated $441 for providing such services. These fees are accrued daily and paid monthly.
6.	Affiliate Holdings:

As of April 30, 2009, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R4	1
Class R5	1
7.	Investment Transactions:

For the six-month period ended April 30, 2009, the Fund’s aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$935,196
Sales Proceeds Excluding U.S. Government Obligations	824,697
8.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2009 and the year ended October 31, 2008:

	For the Six-Month Period Ended April 30, 2009					For the Year Ended October 31, 2008
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	19,211	117	(7,964)	—	11,364	25,993	1,034	(12,853)	—	14,174
Amount	$202,066	$1,181	$(82,577)	$—	$120,670	$288,295	$11,450	$(140,715)	$—	$159,030
Class B
Shares	1,440	21	(1,123)	—	338	2,544	258	(1,479)	—	1,323
Amount	$15,018	$211	$(11,564)	$—	$3,665	$28,133	$2,852	$(16,122)	$—	$14,863
Class C
Shares	8,408	59	(3,529)	—	4,938	14,894	669	(5,776)	—	9,787
Amount	$88,013	$597	$(36,261)	$—	$52,349	$165,357	$7,411	$(62,854)	$—	$109,914
Class I
Shares	2,585	12	(1,419)	—	1,178	4,848	56	(2,466)	—	2,438
Amount	$27,177	$121	$(14,737)	$—	$12,561	$53,494	$615	$(26,032)	$—	$28,077
Class R3
Shares	79	—	(2)	—	77	38	1	(18)	—	21
Amount	$842	$1	$(25)	$—	$818	$424	$6	$(193)	$—	$237
Class R4
Shares	120	—	(3)	—	117	1	—	—	—	1
Amount	$1,252	$—	$(30)	$—	$1,222	$7	$1	$—	$—	$8
Class R5
Shares	6	—	—	—	6	2	—	—	—	2
Amount	$68	$—	$(4)	$—	$64	$18	$1	$—	$—	$19
Class Y
Shares	1,334	69	(2,462)	—	(1,059)	3,285	920	(5,452)	—	(1,247)
Amount	$14,028	$695	$(25,475)	$—	$(10,752)	$36,316	$10,241	$(59,839)	$—	$(13,282)

18

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued and Class B shares redeemed) for the six-month period ended April 30, 2009 and the year ended October 31, 2008:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2009	50	$530
For the Year Ended October 31, 2008	56	$621
9.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. During the six-month period ended April 30, 2009, the Fund did not have any borrowings under this facility.

19

The Hartford Inflation Plus Fund
Financial Highlights (Unaudited)

	— Selected Per-Share Data — (a)										— Ratios and Supplemental Data —
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
															Net Assets		Net Assets		Net Assets
				Net											Before		After		After
				Realized											Waivers		Waivers		Waivers
				and Un-											and		and		and
				realized			Distrib-			Net					Reimburse-		Reimburse-		Reimburse-
		Net	Pay-	Gain		Dividends	utions			Increase	Net			Net	ments and		ments and		ments and		Ratio of Net		Port-
	Net Asset	Invest-	ments	(Loss)		from Net	from	Distri-		(Decrease)	Asset			Assets at	Including		Including		Excluding		Invest-ment		folio
	Value at	ment	from	on	Total from	Invest-	Realized	butions	Total	in Net	Value at			End of	Expenses		Expenses		Expenses		Income to		Turn-
	Beginning	Income	(to)	Invest-	Investment	ment	Capital	from	Distri-	Asset	End of	Total		Period	not Subject		not Subject		not Subject		Average Net		over
Class	of Period	(Loss)	Affiliate	ments	Operations	Income	Gains	Capital	butions	Value	Period	Return(b)		(000’s)	to Cap(c)		to Cap(c)		to Cap(c)		Assets		Rate(d)
For the Six-Month Period Ended April 30, 2009 (Unaudited) (e)
A	$9.78	$(0.21)	$—	$1.15	$0.94	$(0.05)	$—	$—	$(0.05)	$0.89	$10.67	9.61	%(f)	$457,443	0.96	%(g)	0.85	%(g)	0.85	%(g)	(4.13	)%(g)	95%
B	9.76	(0.28)	—	1.19	0.91	(0.04)	—	—	(0.04)	0.87	10.63	9.30	(f)	86,139	1.75	(g)	1.60	(g)	1.60	(g)	(5.42	) (g)	—
C	9.75	(0.26)	—	1.17	0.91	(0.04)	—	—	(0.04)	0.87	10.62	9.31	(f)	315,246	1.69	(g)	1.60	(g)	1.60	(g)	(5.18	) (g)	—
I	9.81	(0.20)	—	1.16	0.96	(0.05)	—	—	(0.05)	0.91	10.72	9.83	(f)	42,282	0.70	(g)	0.60	(g)	0.60	(g)	(4.03	) (g)	—
R3	9.78	(0.06)	—	0.98	0.92	(0.04)	—	—	(0.04)	0.88	10.66	9.44	(f)	1,059	1.42	(g)	1.25	(g)	1.25	(g)	(1.31	) (g)	—
R4	9.79	(0.01)	—	0.95	0.94	(0.04)	—	—	(0.04)	0.90	10.69	9.68	(f)	1,269	1.01	(g)	1.00	(g)	1.00	(g)	(0.24	) (g)	—
R5	9.80	(0.11)	—	1.06	0.95	(0.05)	—	—	(0.05)	0.90	10.70	9.72	(f)	96	0.81	(g)	0.76	(g)	0.76	(g)	(2.09	) (g)	—
Y	9.80	(0.24)	—	1.20	0.96	(0.05)	—	—	(0.05)	0.91	10.71	9.84	(f)	139,764	0.59	(g)	0.59	(g)	0.59	(g)	(4.61	) (g)	—
For the Year Ended October 31, 2008
A	10.66	0.60	—	(0.87)	(0.27)	(0.61)	—	—	(0.61)	(0.88)	9.78	(3.08)		307,863	1.01		0.91		0.85		5.60		437
B	10.64	0.53	—	(0.88)	(0.35)	(0.53)	—	—	(0.53)	(0.88)	9.76	(3.81)		75,789	1.80		1.66		1.60		4.82		—
C	10.63	0.52	—	(0.87)	(0.35)	(0.53)	—	—	(0.53)	(0.88)	9.75	(3.82)		241,305	1.75		1.66		1.60		4.86		—
I	10.68	0.62	—	(0.85)	(0.23)	(0.64)	—	—	(0.64)	(0.87)	9.81	(2.74)		27,135	0.75		0.65		0.60		5.28		—
R3	10.67	0.53	—	(0.85)	(0.32)	(0.57)	—	—	(0.57)	(0.89)	9.78	(3.56)		216	1.43		1.30		1.25		5.63		—
R4	10.67	0.57	—	(0.86)	(0.29)	(0.59)	—	—	(0.59)	(0.88)	9.79	(3.23)		17	1.12		1.06		1.00		5.29		—
R5	10.68	0.58	—	(0.83)	(0.25)	(0.63)	—	—	(0.63)	(0.88)	9.80	(2.94)		28	0.75		0.75		0.70		4.92		—
Y	10.69	0.66	—	(0.91)	(0.25)	(0.64)	—	—	(0.64)	(0.89)	9.80	(2.90)		138,292	0.65		0.65		0.60		5.85		—
For the Year Ended October 31, 2007
A	10.44	0.39	—	0.21	0.60	(0.38)	—	—	(0.38)	0.22	10.66	5.86		184,558	1.22		1.03		0.85		3.09		608
B	10.45	0.29	—	0.23	0.52	(0.33)	—	—	(0.33)	0.19	10.64	5.05		68,593	2.01		1.78		1.60		2.51		—
C	10.44	0.29	—	0.23	0.52	(0.33)	—	—	(0.33)	0.19	10.63	5.05		159,067	1.97		1.78		1.60		2.31		—
I	10.44	0.31	—	0.32	0.63	(0.39)	—	—	(0.39)	0.24	10.68	6.22		3,501	0.71		0.61		0.58		2.85		—
R3(h)	10.41	0.39	—	0.22	0.61	(0.35)	—	—	(0.35)	0.26	10.67	5.98	(f)	10	1.59	(g)	1.40	(g)	1.23	(g)	4.36	(g)	—
R4(i)	10.41	0.41	—	0.22	0.63	(0.37)	—	—	(0.37)	0.26	10.67	6.15	(f)	10	1.28	(g)	1.15	(g)	0.99	(g)	4.61	(g)	—
R5(j)	10.41	0.43	—	0.22	0.65	(0.38)	—	—	(0.38)	0.27	10.68	6.42	(f)	11	0.99	(g)	0.89	(g)	0.72	(g)	4.86	(g)	—
Y	10.45	0.38	—	0.26	0.64	(0.40)	—	—	(0.40)	0.24	10.69	6.23		164,155	0.82		0.72		0.56		3.71		—
For the Year Ended October 31, 2006
A	10.67	0.49	—	(0.26)	0.23	(0.43)	(0.03)	—	(0.46)	(0.23)	10.44	2.29		282,362	1.02		0.95		0.95		4.50		193
B	10.68	0.40	—	(0.25)	0.15	(0.35)	(0.03)	—	(0.38)	(0.23)	10.45	1.51		92,340	1.82		1.70		1.70		3.76		—
C	10.67	0.40	—	(0.25)	0.15	(0.35)	(0.03)	—	(0.38)	(0.23)	10.44	1.51		247,091	1.78		1.70		1.70		3.72		—
I(k)	10.48	0.05	—	(0.05)	—	(0.04)	—	—	(0.04)	(0.04)	10.44	0.04	(f)	18	0.98	(g)	0.70	(g)	0.70	(g)	4.43	(g)	—
Y	10.68	0.51	—	(0.25)	0.26	(0.46)	(0.03)	—	(0.49)	(0.23)	10.45	2.58		140,796	0.68		0.68		0.68		5.05		—
For the Year Ended October 31, 2005
A	10.95	0.41	—	(0.18)	0.23	(0.42)	(0.09)	—	(0.51)	(0.28)	10.67	2.10		414,778	1.00		0.95		0.95		3.88		71
B	10.96	0.33	—	(0.18)	0.15	(0.34)	(0.09)	—	(0.43)	(0.28)	10.68	1.33		119,302	1.81		1.70		1.70		3.09		—
C	10.96	0.33	—	(0.19)	0.14	(0.34)	(0.09)	—	(0.43)	(0.29)	10.67	1.24		373,750	1.76		1.70		1.70		3.12		—
Y	10.97	0.47	—	(0.22)	0.25	(0.45)	(0.09)	—	(0.54)	(0.29)	10.68	2.29		95,947	0.68		0.68		0.68		4.42		—
For the Year Ended October 31, 2004
A	10.63	0.30	—	0.37	0.67	(0.31)	(0.04)	—	(0.35)	0.32	10.95	6.39		313,961	1.04		1.00		1.00		3.04		81
B	10.64	0.22	—	0.37	0.59	(0.23)	(0.04)	—	(0.27)	0.32	10.96	5.65		107,964	1.81		1.70		1.70		2.21		—
C	10.63	0.23	—	0.37	0.60	(0.23)	(0.04)	—	(0.27)	0.33	10.96	5.74		319,990	1.76		1.70		1.70		2.33		—
Y(l)	10.57	0.28	—	0.44	0.72	(0.32)	—	—	(0.32)	0.40	10.97	6.89	(f)	23,045	0.65	(g)	0.65	(g)	0.65	(g)	1.55	(g)	—

(a)	Information presented relates to a share outstanding throughout the indicated period.

(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	Per share amounts have been calculated using average shares outstanding method.

(f)	Not annualized.

(g)	Annualized.

(h)	Commenced operations on December 22, 2006.

(i)	Commenced operations on December 22, 2006.

(j)	Commenced operations on December 22, 2006.

(k)	Commenced operations on August 31, 2006.

(l)	Commenced operations on November 28, 2003.

20

The Hartford Inflation Plus Fund
Directors and Officers (Unaudited)
The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.
Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and three of the Fund’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which collectively consist of 100 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.
The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.
Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its officers or directors who are employed by The Hartford.
Non-Interested Directors
Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.
Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.
Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies.
Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee is Chairman and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions. Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm, from August 2004 to August 2005. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).
William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

21

The Hartford Inflation Plus Fund
Directors and Officers (Unaudited)
Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.
Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.
Interested Directors and Officers
Thomas M. Marra* (1958) Director since 2002
Mr. Marra has served as President and Chief Operating Officer of The Hartford Financial Services Group, Inc. (“The Hartford”) since 2007. Mr. Marra currently serves as Director of Hartford Life, Inc. (“HL, Inc.”). Mr. Marra served as Chief Operating Officer of Hartford Life Insurance Company, Inc. (“Hartford Life”) (2000-2008), as President of Hartford Life (2002-2008) and as Director of Hartford Life’s Investment Products Division from 1998 to 2000.

*	On February 24, 2009, The Hartford and Mr. Marra determined to enter into a mutually agreed separation whereby Mr. Marra will retire, and his role as an executive officer and employee of The Hartford will terminate, effective July 3, 2009. Mr. Marra will resign his position as a Director of the Fund effective June 25, 2009.
Lowndes A. Smith (1939) Director since 2002, Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.
John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as Chief Executive Officer, President and Director of HL, Inc. Mr. Walters previously served as President of the U.S. Wealth Management Division of Hartford Life, Inc., as Co-Chief Operating Officer of Hartford Life Insurance Company (2007-2008) and as Executive Vice President and Director of its Investment Products Division (2000-2008). Mr. Walters also serves as Chairman of the Board, Chief Executive Officer, President and Director of Hartford Life Insurance Company and as Executive Vice President of The Hartford. In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”).

*	Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 — 2009).
Other Officers
Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 — 2009))
Mr. Arena serves as Executive Vice President of Hartford Life Insurance Company, (“Hartford Life”). Additionally, Mr. Arena is Director and Senior Vice President of Hartford Administrative Services Company, (“HASCO”), Manager, Chief Executive Officer and President of Hartford Investment Financial Services, LLC (“HIFSCO”) and HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division. Mr. Arena joined American Skandia in 1996.
Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.
Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006 and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury, (the “Treasury”), from 2001 to 2006 where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network, (“FinCEN”) from 2005 — 2006.

22

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life Insurance Company. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.
Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant General Counsel and Assistant Vice President of The Hartford and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, Assistant Vice President of Hartford Life, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.
Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life and as Director of its Investment Advisory Group in the Individual Markets Group segment. He also serves as Senior Vice President of HIFSCO and HL Advisors. Prior to joining The Hartford in 2004, Mr. Meyer was with MassMutual which he joined in 1987.
D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life where he serves as Director of mutual fund product management for The Hartford’s mutual funds and 529 college savings businesses. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.
Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 — 2007.
HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2008 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

23

The Hartford Inflation Plus Fund
Expense Example (Unaudited)
Your Fund’s Expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2008 through April 30, 2009.
Actual Expenses
The first column of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	October 31, 2008	Beginning	Ending Account	October 31,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2008 through	expense	1/2	full
	October 31, 2008	April 30, 2009	April 30, 2009	October 31, 2008	April 30, 2009	April 30, 2009	ratio	year	year
Class A	$1,000.00	$1,096.13	$4.41	$1,000.00	$1,020.57	$4.25	0.85%	181	365
Class B	$1,000.00	$1,092.95	$8.30	$1,000.00	$1,016.86	$8.00	1.60	181	365
Class C	$1,000.00	$1,093.05	$8.30	$1,000.00	$1,016.86	$8.00	1.60	181	365
Class I	$1,000.00	$1,098.33	$3.12	$1,000.00	$1,021.81	$3.00	0.60	181	365
Class R3	$1,000.00	$1,094.39	$6.49	$1,000.00	$1,018.60	$6.26	1.25	181	365
Class R4	$1,000.00	$1,096.77	$5.19	$1,000.00	$1,019.83	$5.00	1.00	181	365
Class R5	$1,000.00	$1,097.18	$3.95	$1,000.00	$1,021.02	$3.80	0.76	181	365
Class Y	$1,000.00	$1,098.39	$3.06	$1,000.00	$1,021.86	$2.95	0.59	181	365

24

The Hartford International Growth Fund

The Hartford International Growth Fund
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 4/30/01 — 4/30/09
Growth of a $10,000 investment in Class A which includes Sales Charge
MSCI EAFE Growth Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance (excluding the U.S. and Canada) of the growth securities within the MSCI EAFE Index.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Investment objective — Seeks capital appreciation.
Average Annual Total Returns(2,3,4) (as of 4/30/09)

	Inception	1	5	Since
	Date	Year	Year	Inception

International Growth A#	4/30/01	-52.61%	-5.16%	-2.23%
International Growth A##	4/30/01	-55.21%	-6.22%	-2.92%
International Growth B#	4/30/01	-52.84%	-5.83%	-2.92%
International Growth B##	4/30/01	-55.20%	-6.12%	-2.92%
International Growth C#	4/30/01	-52.99%	-5.88%	-2.94%
International Growth C##	4/30/01	-53.46%	-5.88%	-2.94%
International Growth I#	4/30/01	-52.38%	-4.96%	-2.10%
International Growth R3#	4/30/01	-52.82%	-5.12%	-2.04%
International Growth R4#	4/30/01	-52.61%	-4.95%	-1.93%
International Growth R5#	4/30/01	-52.50%	-4.82%	-1.84%
International Growth Y#	4/30/01	-52.41%	-4.74%	-1.80%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class A performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(4)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2009, which excludes investment transactions as of this date.

Portfolio Managers
Andrew S. Offit, CPA	Jean-Marc Berteaux	Matthew D. Hudson, CFA
Senior Vice President, Partner	Senior Vice President, Partner	Vice President
How did the Fund perform?
The Class A shares of The Hartford International Growth Fund returned -8.77%, before sales charge, for the six-month period ended April 30, 2009, underperforming its benchmark, the MSCI EAFE Growth Index, which returned -4.96% for the same period. The Fund also underperformed the 0.65% return of the average fund in the Lipper International Multi-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Global equities declined during the first part of the period amid increasing signs of a deeper and more protracted recession and then rebounded in March and April as governments around the world increased their involvement to help mitigate the financial crisis. Growth stocks (-5.0%) trailed Value stocks (0.3%), as measured by the MSCI EAFE Growth and the MSCI EAFE Value indices, respectively. Within the MSCI EAFE Growth Index, seven out of ten sectors declined during the period. Utilities (-15%), Health Care (-13%), and Energy (-12%) fell the most during the period, while Materials (11%), Telecommunication Services (6%), and Industrials (3%) were the only sectors that posted positive returns.
The Fund’s underperformance relative (i.e. performance of the Fund as measured against the benchmark) to the MSCI EAFE Growth Index was a result of weak security selection. Stock selection detracted from results in eight of ten sectors, and was weakest in Financials, Materials, and Telecommunications Services. Stock selection in Health Care and Information Technology was positive. Sector positioning, a residual of bottom-up (i.e. stock by stock fundamental research) stock selection, contributed positively to

2

benchmark-relative results during the period primarily due to the Fund’s overweight exposure (i.e. the Fund’s sector position was greater than the benchmark position) to Telecommunication Services and underweight (i.e. the Fund’s sector position was less than the benchmark position) exposures to Utilities and Financials. The Fund also benefited from a moderate cash position, which helped relative performance in a downward-trending market.
UBS (Financials), 3i Group (Financials), and Vimpel- Communications (Telecommunication Services) were the leading detractors from benchmark-relative performance during the period. Not holding Materials company BHP Billiton, a benchmark component whose share price rose during the period, also detracted from relative performance. Shares of Switzerland-based financial services provider UBS moved lower after the firm posted a larger-than-expected quarterly loss. British private equity firm 3i Group underperformed amid asset writedowns and concerns about its debt level. Shares of Russian wireless operator Vimpel-Communications fell amid significant economic uncertainty in Russia and weakness in the ruble relative to the U.S. dollar. Other detractors from the Fund’s absolute (i.e. total return) performance were German-based insurer Allianz (Financials) and Swiss financial services company Julius Baer (Financials).
Top contributors to the Fund’s relative performance were Autonomy Group (Information Technology), Barrick Gold (Materials), and Novartis (Health Care). Not holding Volkswagen (Consumer Discretionary) also contributed positively to relative performance. Leading British software company Autonomy announced better-than-expected earnings, reflecting strong demand for its services and driving shares higher. Shares of mining company Barrick Gold rose based on strong revenue growth during the period. Swiss pharmaceuticals company Novartis contributed to performance due to its solid growth in the pharmaceutical and vaccine businesses. Standard Chartered (Financials), Baidu (Information Technology), and Samsung Electronics (Information Technology) all contributed positively to the Fund’s absolute performance.
What is the outlook?
We believe that government action is, in small increments, helping to reduce the probability of a worst-case outcome for the economy. Against this backdrop, we continue to seek globally competive growth companies within growing sectors.
Portfolio construction is a bottom-up process based on intensive company research. We select stocks individually based on their merits. During the period we increased our exposure to Information Technology and Consumer Discretionary and decreased our exposure to traditionally defensive Health Care and Consumer Staples, as we are beginning to see signs of an improving economy. As a result, Information Technology was the Fund’s largest absolute weight and largest overweight exposure relative to the benchmark at the end of the period. Other sectors where we ended the period with above benchmark weights included Consumer Discretionary and Telecommunication Services. The Fund held less-than-benchmark weights in the Utilities, Consumer Staples, and Industrials sectors.
Diversification by Industry
as of April 30, 2009

Percentage of
Industry	Net Assets
Automobiles & Components	3.1%
Banks	5.7
Capital Goods	7.9
Commercial & Professional Services	1.3
Consumer Durables & Apparel	2.3
Diversified Financials	4.3
Energy	8.7
Food & Staples Retailing	6.0
Food, Beverage & Tobacco	6.4
Health Care Equipment & Services	1.8
Insurance	1.2
Materials	10.0
Pharmaceuticals, Biotechnology & Life Sciences	9.5
Retailing	7.1
Semiconductors & Semiconductor Equipment	6.5
Software & Services	1.7
Technology Hardware & Equipment	5.4
Telecommunication Services	6.4
Transportation	1.6
Utilities	1.0
Short-Term Investments	1.6
Other Assets and Liabilities	0.5

Total	100.0%

Diversification by Country
as of April 30, 2009

Percentage of
Country	Net Assets
Australia	1.3%
Belgium	1.2
Brazil	1.6
Canada	5.5
China	1.2
Denmark	0.7
Finland	1.7
France	9.1
Germany	8.7
Hong Kong	2.1
Israel	1.9
Japan	9.9
Luxembourg	1.4
Netherlands	8.1
Russia	2.4
South Korea	1.8
Spain	1.9
Sweden	1.9
Switzerland	9.7
Taiwan	1.0
United Kingdom	24.8
Short-Term Investments	1.6
Other Assets and Liabilities	0.5

Total	100.0%

3

The Hartford International Growth Fund
Schedule of Investments
April 30, 2009 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS — 97.9%
	Australia — 1.3%
144	CSL Ltd.	$3,580

	Belgium — 1.2%
1,419	Hansen Transmissions •	3,090

	Brazil — 1.6%
148	Companhia Vale do Rio Doce ADR	2,445
55	Petroleo Brasileiro S.A. ADR	1,853

		4,298

	Canada — 5.5%
66	Canadian Natural Resources Ltd.	3,056
55	EnCana Corp.	2,530
60	Potash Corp. of Saskatchewan, Inc.	5,207
61	Research In Motion Ltd. •	4,233

		15,026

	China — 1.2%
517	China Life Insurance Co., Ltd.	1,816
85	Suntech Power Holdings Co., Ltd. ADR •	1,275

		3,091

	Denmark — 0.7%
28	Vestas Wind Systems A/S •	1,809

	Finland — 1.7%
324	Nokia Oyj	4,595

	France — 9.1%
44	Alstom RGPT	2,728
55	BNP Paribas	2,896
116	Sanofi-Aventis S.A.	6,729
88	Technip S.A.	3,772
78	Total S.A.	3,903
43	Vallourec	4,710

		24,738

	Germany — 8.7%
120	Daimler AG	4,310
53	K+S AG	3,188
28	Merck KGaA	2,508
110	Metro AG	4,696
10	Muenchener Rueckversicherungs NPV	1,362
76	Siemens AG	5,079
90	Solarworld AG	2,559

		23,702

	Hong Kong — 2.1%
320	Esprit Holdings Ltd.	1,957
1,396	Li & Fung Ltd.	3,922

		5,879

	Israel — 1.9%
118	Teva Pharmaceutical Industries Ltd. ADR	5,162

	Japan — 9.9%
68	Denso Corp.	1,600
85	Honda Motor Co., Ltd. *	2,503
698	Mitsubishi UFJ Financial Group, Inc. *	3,806
372	Nippon Electric Glass Co., Ltd.	3,027
219	Panasonic Corp.	3,204
7	Rakuten, Inc.	3,577
45	Shin-Etsu Chemical Co., Ltd.	2,192
96	Softbank Corp.	1,514
121	Sony Corp.	3,141
63	Tokyo Electron Ltd.	2,894

		27,458

	Luxembourg — 1.4%
155	ArcelorMittal ADR	3,650

	Netherlands — 8.1%
203	ASML Holding N.V.	4,259
583	Koninklijke (Royal) KPN N.V.	7,010
623	Koninklijke Ahold N.V.	6,828
230	Qiagen N.V. •	3,787

		21,884

	Russia — 2.4%
235	OAO Gazprom Class S ADR	4,196
280	Vimpel-Communications ADR ‡	2,636

		6,832

	South Korea — 1.8%
10	Samsung Electronics Co., Ltd.	4,767

	Spain — 1.9%
61	Industria de Diseno Textil S.A.	2,581
69	Red Electrica Corporacion S.A.	2,882

		5,463

	Sweden — 1.9%
182	Swedish Match Ab	2,591
337	Telefonaktiebolaget LM Ericsson	2,863

		5,454

	Switzerland — 9.7%
123	Credit Suisse Group AG	4,824
30	Julius Baer Holding Ltd.	997
195	Nestle S.A.	6,362
168	Nobel Biocare Holding AG	3,425
33	Roche Holding AG	4,216
24	Sonova Holding AG	1,568
381	UBS AG •	5,233

		26,625

	Taiwan — 1.0%
246	Taiwan Semiconductor Manufacturing Co., Ltd. ADR ‡	2,596

	United Kingdom — 24.8%
123	3I Group plc	578
1,768	Arm Holdings plc	3,104
216	Autonomy Corp. plc •	4,537
719	Barclays Bank plc	2,920
283	BG Group plc	4,512
67	BHP Billiton plc	1,391
138	British American Tobacco plc	3,324
968	easyJet plc •	4,499
235	Imperial Tobacco Group plc	5,353
495	J. Sainsbury plc	2,399
1,886	Kingfisher plc	5,135
877	Michael Page International plc	3,559
103	Next plc	2,473
143	Rio Tinto plc	5,799
379	Standard Chartered plc	5,866
3,530	Vodafone Group plc	6,488
659	Wm Morrison Supermarkets	2,387
The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount			Market Value ╪
COMMON STOCKS — 97.9% — (continued)
	United Kingdom — 24.8% — (continued)
368	Xstrata plc		$3,243

			67,567

	Total common stocks (cost $253,511)		$267,266

	Total long-term investments (cost $253,511)		$267,266

SHORT-TERM INVESTMENTS — 1.6%
	Repurchase Agreements — 1.6%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $1,035, collateralized by GNMA 4.50% — 6.50%, 2038 — 2039, value of $1,056)
$1,035	0.18%, 04/30/2009		$1,035

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $1,239, collateralized by FHLMC 4.50% — 6.50%, 2035 — 2039, FNMA 4.50% — 6.50%, 2034 — 2047, value of $1,264)

1,239	0.17%, 04/30/2009		1,239

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $1,731, collateralized by FHLMC 4.00% — 7.00%, 2021 — 2039, FNMA 6.00% — 7.00%, 2034 — 2038, GNMA 4.50% — 7.00%, 2024 — 2039, value of $1,766)

1,731	0.17%, 04/30/2009		1,731
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $6, collateralized by U.S. Treasury Bond 7.50%, 2024, value of $6)
6	0.14%, 04/30/2009		6

UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $374, collateralized by FHLMC 8.00% — 15.00%, 2009 — 2021, FNMA 3.50% — 15.50%, 2012 — 2039, value of $381)

374	0.16%, 04/30/2009		374

			4,385

	Total short-term investments (cost $4,385)		$4,385

	Total investments (cost $257,896) ▲	99.5%	$271,651
	Other assets and liabilities	0.5%	1,230

	Total net assets	100.0%	$272,881

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 96.40% of total net assets at April 30, 2009.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

▲	At April 30, 2009, the cost of securities for federal income tax purposes was $320,895 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$25,110
Unrealized Depreciation	(74,354)

Net Unrealized Depreciation	$(49,244)

•	Currently non-income producing.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

*	The cost of securities purchased on a when-issued or delayed delivery basis at April 30, 2009 was $3,728.
Forward Foreign Currency Contracts Outstanding at April 30, 2009

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value ╪	Amount	Date	(Depreciation)
British Pound (Sell)	$391	$392	05/01/09	$1
British Pound (Buy)	3,175	3,142	05/01/09	33
British Pound (Buy)	1,644	1,644	05/05/09	—
Canadian Dollar (Sell)	1,066	1,065	05/01/09	(1)
Danish Krone (Buy)	147	148	05/04/09	(1)
Euro (Sell)	3,218	3,225	05/04/09	7
Euro (Buy)	862	868	05/04/09	(6)
Euro (Sell)	589	583	05/04/09	(6)
Euro (Sell)	652	657	05/05/09	5
Euro (Buy)	1,984	1,988	05/05/09	(4)
Hong Kong Dollar (Sell)	1,039	1,039	05/04/09	—
Hong Kong Dollar (Buy)	797	797	05/05/09	—
Japanese Yen (Sell)	848	852	05/01/09	4
Japanese Yen (Buy)	1,320	1,346	05/01/09	(26)
Japanese Yen (Buy)	1,304	1,335	05/07/09	(31)
Japanese Yen (Buy)	2,424	2,437	05/08/09	(13)
Swedish Krona (Sell)	921	919	05/06/09	(2)
Swiss Franc (Sell)	814	814	05/04/09	—
Swiss Franc (Sell)	2,244	2,236	05/04/09	(8)
Swiss Franc (Sell)	291	293	05/05/09	2

				$(46)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.
The accompanying notes are an integral part of these financial statements.

5

The Hartford International Growth Fund
Schedule of Investments — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
Diversification by Industry
as of April 30, 2009

Percentage of
Industry	Net Assets
Automobiles & Components	3.1%
Banks	5.7
Capital Goods	7.9
Commercial & Professional Services	1.3
Consumer Durables & Apparel	2.3
Diversified Financials	4.3
Energy	8.7
Food & Staples Retailing	6.0
Food, Beverage & Tobacco	6.4
Health Care Equipment & Services	1.8
Insurance	1.2
Materials	10.0
Pharmaceuticals, Biotechnology & Life Sciences	9.5
Retailing	7.1
Semiconductors & Semiconductor Equipment	6.5
Software & Services	1.7
Technology Hardware & Equipment	5.4
Telecommunication Services	6.4
Transportation	1.6
Utilities	1.0
Short-Term Investments	1.6
Other Assets and Liabilities	0.5

Total	100.0%

FAS 157 Disclosure of Investment Valuation Hierarchy Levels

Assets:
Investment in securities — Level 1	$50,391
Investment in securities — Level 2	221,260

Total	$271,651

Other financial instruments — Level 2 *	52

Total	$52

Liabilities:
Other financial instruments — Level 2 *	98

Total	$98

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.
The accompanying notes are an integral part of these financial statements.

6

The Hartford International Growth Fund
Statement of Assets and Liabilities
April 30, 2009 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at fair value (cost $257,896)	$271,651
Cash	2,134
Foreign currency on deposit with custodian (cost $2)	2
Unrealized appreciation on forward foreign currency contracts	52
Receivables:
Investment securities sold	14,660
Fund shares sold	614
Dividends and interest	1,543
Other assets	257

Total assets	290,913

Liabilities:
Unrealized depreciation on forward foreign currency contracts	98
Payables:
Investment securities purchased	17,146
Fund shares redeemed	524
Investment management fees	40
Distribution fees	12
Accrued expenses	212

Total liabilities	18,032

Net assets	$272,881

Summary of Net Assets:
Capital stock and paid-in-capital	627,905
Accumulated undistributed net investment income	2,164
Accumulated net realized loss on investments and foreign currency transactions	(370,936)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	13,748

Net assets	$272,881

Shares authorized	500,000

Par value	$0.001

Class A: Net asset value per share/Maximum offering price per share	$6.45/$6.82

Shares outstanding	22,872

Net assets	$147,460

Class B: Net asset value per share	$6.06

Shares outstanding	2,603

Net assets	$15,769

Class C: Net asset value per share	$6.05

Shares outstanding	3,015

Net assets	$18,243

Class I: Net asset value per share	$6.40

Shares outstanding	12,867

Net assets	$82,355

Class R3: Net asset value per share	$6.53

Shares outstanding	36

Net assets	$236

Class R4: Net asset value per share	$6.57

Shares outstanding	31

Net assets	$202

Class R5: Net asset value per share	$6.61

Shares outstanding	1

Net assets	$6

Class Y: Net asset value per share	$6.63

Shares outstanding	1,298

Net assets	$8,610

The accompanying notes are an integral part of these financial statements.

7

The Hartford International Growth Fund
Statement of Operations
For the Six Month Period Ended April 30, 2009 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$4,447
Interest	11
Securities lending	13
Less: Foreign tax withheld	(551)

Total investment income	3,920

Expenses:
Investment management fees	1,247
Transfer agent fees	830
Distribution fees
Class A	185
Class B	79
Class C	97
Class R3	1
Class R4	—
Custodian fees	33
Accounting services	25
Registration and filing fees	55
Board of Directors’ fees	4
Audit fees	9
Other expenses	90

Total expenses (before waivers and fees paid indirectly)	2,655
Expense waivers	(439)
Transfer agent fee waivers	(437)
Commission recapture	(16)
Custodian fee offset	—

Total waivers and fees paid indirectly	(892)

Total expenses, net	1,763

Net investment income	2,157

Net Realized Loss on Investments and Foreign Currency Transactions:
Net realized loss on investments in securities	(113,653)
Net realized loss on foreign currency transactions	(103)

Net Realized Loss on Investments and Foreign Currency Transactions	(113,756)

Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	76,403
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(94)

Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	76,309

Net Loss on Investments and Foreign Currency Transactions	(37,447)

Net Decrease in Net Assets Resulting from Operations	$(35,290)

The accompanying notes are an integral part of these financial statements.

8

The Hartford International Growth Fund
Statement of Changes in Net Assets
(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2009	Year Ended
	(Unaudited)	October 31, 2008
Operations:
Net investment income	$2,157	$1,647
Net realized loss on investments and foreign currency transactions	(113,756)	(257,465)
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	76,309	(180,270)

Net decrease in net assets resulting from operations	(35,290)	(436,088)

Distributions to Shareholders:
From net investment income
Class I	(457)	—
Class R4	(1)	—
Class R5	—	—
Class Y	(47)	—
From net realized gain on investments
Class A	—	(55,090)
Class B	—	(6,887)
Class C	—	(8,792)
Class I	—	(462)
Class R3	—	(2)
Class R4	—	(2)
Class R5	—	(2)
Class Y	—	(9,495)

Total distributions	(505)	(80,732)

Capital Share Transactions:
Class A	(17,329)	60,051
Class B	(1,622)	2,861
Class C	(3,902)	4,415
Class I	3,931	141,027
Class R3	(25)	472
Class R4	79	254
Class R5	1	2
Class Y	(39,175)	45,691

Net increase (decrease) from capital share transactions	(58,042)	254,773

Net decrease in net assets	(93,837)	(262,047)
Net Assets:
Beginning of period	366,718	628,765

End of period	$272,881	$366,718

Accumulated undistributed net investment income	$2,164	$512

The accompanying notes are an integral part of these financial statements.

9

The Hartford International Growth Fund
Notes to Financial Statements
April 30, 2009 (Unaudited)
(000’s Omitted)
1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-two portfolios. Financial statements for The Hartford International Growth Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares are sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors through advisory fee-based wrap programs. Classes R3, R4, R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and except that Class B shares automatically convert to Class A shares after 8 years.

Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments will be allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). After the Close Date, existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).
a)	Security Transactions and Investment Income — Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)	Security Valuation — The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary markets, but before the close of the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are

10

significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, ADR’s, exchange traded funds (“ETF’s”)) after the close of the foreign markets but before the close of the Exchange. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.
Exchange traded equity securities shall be valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time. If it is not possible to determine the last reported sale price or official closing price on the relevant exchange or market at the Valuation Time, the value of the security shall be taken to be the most recent mean between bid and asked prices on such exchange or market at the Valuation Time.
Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.
Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.
A forward currency contract shall be valued based on the price of the underlying currency at the prevailing interpolated exchange rate, which is a combination of the spot currency rate and the forward currency rate. Spot currency rates and forward currency rates are obtained from an independent pricing service on a daily basis not more than one hour before the Valuation Time.
Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.
c)	Foreign Currency Transactions — The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates on portfolio securities from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

11

The Hartford International Growth Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.
d)	Securities Lending — The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are fully collateralized at all times with cash and/or U.S. Government Securities and/or repurchase agreements. The cash collateral is then invested in short-term money market instruments. The repurchase agreements are fully collateralized by U.S. Government Securities. The adequacy of the collateral for securities on loan is monitored on a daily basis. For instances where the market value of collateral falls below the market value of the securities out on loan, such collateral is supplemented on the following business day.

While securities are on loan, the Fund is subject to the following risks: 1) that the borrower may default on the loan and that the collateral could be inadequate in the event the borrower defaults, 2) that the earnings on the collateral invested may not be sufficient to pay fees incurred in connection with the loan, 3) that the principal value of the collateral invested may decline and may not be sufficient to pay back the borrower for the amount of the collateral posted, 4) that the borrower may use the loaned securities to cover a short sale which may place downward pressure on the market prices of the loaned securities, 5) that return of loaned securities could be delayed and could interfere with portfolio management decisions and 6) that any efforts to recall the securities for purposes of voting a proxy may not be effective. The Fund had no securities out on loan as of April 30, 2009.

e)	Joint Trading Account — Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Wellington Management Company, LLP (“Wellington”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

f)	Repurchase Agreements — A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2009.

g)	Forward Foreign Currency Contracts — The Fund may enter into forward foreign currency contracts that obligate the Fund to repurchase/replace or sell currencies at specified future dates. Forward foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

Forward foreign currency contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar.

h)	Indexed Securities — The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund uses these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund had no investments in indexed securities as of April 30, 2009.

i)	Fund Share Valuation and Dividend Distributions to Shareholders — Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the

12

close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.
The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income are declared and paid annually. Dividends are paid on shares beginning on the business day after the day when the funds used to purchase the shares are collected by the transfer agent for the Fund. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.
Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences include but are not limited to foreign currency gains and losses, losses deferred due to wash sales adjustments, adjustments related to Passive Foreign Investment Companies and certain derivatives, and excise tax regulations. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).
j)	Illiquid and Restricted Securities — The Fund is permitted to invest up to 15% of its net assets in illiquid securities. “Illiquid Securities” are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund had no illiquid or restricted securities as of April 30, 2009.

k)	Securities Purchased on a When-Issued or Delayed-Delivery Basis — Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. As of April 30, 2009, the Fund entered into outstanding when-issued or forward commitments with a cost of $3,728.

l)	Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

m)	Financial Accounting Standards Board Financial Accounting Standards No. 157 — Effective November 1, 2008, the Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. Fair value is defined under FAS 157 as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Under FAS 157, a fair value measurement should reflect all of the assumptions that market participants would use in pricing the asset or liability, including assumptions

13

The Hartford International Growth Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
about the risk inherent in a particular valuation technique, the effect of a restriction on the sale or use of an asset, and the risk of nonperformance.
Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized, per FAS 157, into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 — Quoted prices in active markets for identical securities. Level 1 includes exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•	Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 includes debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services and foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•	Level 3 — Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes and require significant management judgment or estimation. This category includes broker quoted securities, long dated OTC options and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a good representation of exit price.
Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.
FAS 157 also requires that a roll forward reconciliation be shown for all Level 3 securities from the beginning of the reporting period to the end of the reporting period. Part of this reconciliation includes transfers in and/or out of Level 3. For purposes of this reconciliation, transfers in are shown at the end of period fair value and transfers out are shown at the beginning of period fair value. During the six-month period ended April 30, 2009, the Fund held no Level 3 securities.
Refer to the valuation hierarchy levels summary found following the Schedule of Investments.
FASB Staff Position No. 157-4 — In April 2009, FASB released FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP FAS 157-4”). FSP FAS 157-4 provides additional guidance on determining whether a market for a financial asset is not active and a transaction is not distressed when measuring fair value under FAS 157. The FSP also requires additional disclosure detail on debt and equity securities by major investment categories. FSP FAS 157-4 is effective for interim and annual periods ending after June 15, 2009. At this time, management is evaluating the implications of FSP FAS 157-4 and does not believe it will impact valuation but will require additional disclosure. This additional disclosure has not yet been implemented.
n)	Financial Accounting Standards Board Financial Accounting Standards No. 161 — In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires companies to disclose information detailing the objectives and strategies for using derivative instruments, the level of derivative activity entered into by the company and any credit risk-related contingent features of the agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and has not yet implemented the new disclosure standard.

o)	Indemnifications: Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law.

14

In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
3.	Federal Income Taxes:
a)	Federal Income Taxes — For federal income tax purposes, the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and the Fund intends to distribute substantially all of its income and gains during the calendar year ending December 31, 2009. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2008	October 31, 2007
Ordinary Income	$46,092	$20,540
Long-Term Capital Gains *	34,640	10,237

*	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC code Sec. 852(b)(3)(C).
As of October 31, 2008, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$505
Accumulated Capital Losses*	$(194,181)
Unrealized Depreciation†	$(125,553)

Total Accumulated Deficit	$(319,229)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable to the tax deferral of wash sales losses, the mark-to-market adjustment for certain derivatives in accordance with IRC Sec. 1256, the mark to market for Passive Foreign Investment Companies and basis differences in real estate investment trusts.
c)	Reclassification of Capital Accounts — In accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Fund has recorded reclassifications in its capital accounts. These reclassifications had no impact on the NAV of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. As of October 31, 2008, the Fund recorded reclassifications to decrease undistributed net investment income by $1,135, increase accumulated net realized gain by $1,075, and increase paid in capital by $60.

15

The Hartford International Growth Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
d)	Capital Loss Carryforward — At October 31, 2008 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year	Amount
2016	$194,181

Total	$194,181

e)	Financial Accounting Standards Board Interpretation No. 48 — On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. The Fund adopted FIN 48 for fiscal years beginning after December 15, 2006. Management has evaluated the implications of FIN 48 for all open tax years (tax years ended October 31, 2006 — 2008) and has determined there is no impact to the Fund’s financial statements.
4.	Expenses:
a)	Investment Management Agreements — Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with The Hartford Mutual Funds, Inc. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the six-month period ended April 30, 2009; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.9000%
On next $500 million	0.8500%
On next $4 billion	0.8000%
On next $5 billion	0.7975%
Over $10 billion	0.7950%
b)	Accounting Services Agreement — Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting service fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%
c)	Operating Expenses — Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the six-month period ended April 30, 2009, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.60%	2.35%	2.35%	1.35%	1.85%	1.55%	1.25%	1.20%

16

d)	Fees Paid Indirectly — The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the six-month period ended April 30, 2009, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Annualized
	Six-Month
	Period	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	Ended April 30,	October 31,	October 31,		October 31,	October 31,	October 31,
	2009	2008	2007		2006	2005	2004
Class A Shares	1.35%	1.47%	1.48%		1.56%	1.53%	1.59%
Class B Shares	1.74	2.24	2.32		2.26	2.28	2.29
Class C Shares	2.14	2.20	2.19		2.31	2.28	2.28
Class I Shares	0.87	1.02	1.09		1.35 *
Class R3 Shares	1.78	1.85	1.83	†
Class R4 Shares	1.52	1.46	1.45	‡
Class R5 Shares	1.24	1.08	1.16	§
Class Y Shares	1.02	0.98	1.01		1.12	1.13	1.05

*	From August 31, 2006 (commencement of operations), through October 31, 2006

†	From December 22, 2006 (commencement of operations), through October 31, 2007

‡	From December 22, 2006 (commencement of operations), through October 31, 2007

§	From December 22, 2006 (commencement of operations), through October 31, 2007
e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares — HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2009, HIFSCO received front-end load sales charges of $303 and contingent deferred sales charges of $26 from the Fund.

The Fund has adopted Distribution and Service Plans in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Funds provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of only up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

17

The Hartford International Growth Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
For the six-month period ended April 30, 2009, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $12. These commissions are in turn paid to sales representatives of the broker/dealers.
f)	Other Related Party Transactions — Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2009, a portion of the Fund’s chief compliance officer’s salary was paid by the Fund in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO was compensated $448 for providing such services. These fees are accrued daily and paid monthly.

g)	Payments from Affiliate:

The total return in the accompanying financial highlights includes payment from affiliates. Had the payment from affiliates been excluded, the total return for the periods listed below would have been as follows:

Total Return
Excluding
Payment from
Affiliate for the
Year Ended
October 31, 2007
Class A	39.31%
Class B	38.11
Class C	38.27
Class I	39.73
Class Y	40.01
5.	Affiliate Holdings:

As of April 30, 2009, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R5	1
6.	Investment Transactions:

For the six-month period ended April 30, 2009, the Fund’s aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$530,704
Sales Proceeds Excluding U.S. Government Obligations	585,484

18

7.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2009 and the year ended October 31, 2008:

	For the Six-Month Period Ended April 30, 2009					For the Year Ended October 31, 2008
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	2,662	—	(5,514)	—	(2,852)	7,582	3,405	(8,039)	—	2,948
Amount	$16,461	$—	$(33,790)	$—	$(17,329)	$101,116	$53,556	$(94,621)	$—	$60,051
Class B
Shares	197	—	(481)	—	(284)	472	432	(869)	—	35
Amount	$1,135	$—	$(2,757)	$—	$(1,622)	$6,061	$6,447	$(9,647)	$—	$2,861
Class C
Shares	306	—	(994)	—	(688)	795	539	(1,277)	—	57
Amount	$1,804	$—	$(5,706)	$—	$(3,902)	$10,626	$8,047	$(14,258)	$—	$4,415
Class I
Shares	2,977	72	(2,444)	—	605	13,176	22	(1,124)	—	12,074
Amount	$18,087	$458	$(14,614)	$—	$3,931	$150,705	$344	$(10,022)	$—	$141,027
Class R3
Shares	12	—	(17)	—	(5)	45	—	(5)	—	40
Amount	$79	$—	$(104)	$—	$(25)	$526	$2	$(56)	$—	$472
Class R4
Shares	28	—	(16)	—	12	19	—	(1)	—	18
Amount	$170	$1	$(92)	$—	$79	$261	$2	$(9)	$—	$254
Class R5
Shares	—	—	—	—	—	—	—	—	—	—
Amount	$1	$—	$—	$—	$1	$—	$2	$—	$—	$2
Class Y
Shares	470	7	(6,614)	—	(6,137)	3,697	588	(794)	—	3,491
Amount	$3,047	$47	$(42,269)	$—	$(39,175)	$46,346	$9,496	$(10,151)	$—	$45,691
The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued and Class B shares redeemed) for the six-month period ended April 30, 2009 and the year ended October 31, 2008:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2009	40	$244
For the Year Ended October 31, 2008	81	$997
8.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. During the six-month period ended April 30, 2009, the Fund did not have any borrowings under this facility.

9.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

19

The Hartford International Growth Fund
Financial Highlights (Unaudited)

	- Selected Per-Share Data - (a)											- Ratios and Supplemental Data -
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
															Net Assets		Net Assets		Net Assets
															Before		After		After
				Net											Waivers		Waivers		Waivers
				Realized											and		and		and		Ratio of
				and Un-			Distrib-			Net					Reimburse-		Reimburse-		Reimburse-		Net
		Net	Pay-	realized		Dividends	utions			Increase	Net				ments and		ments and		ments and		Invest-		Port-
	Net Asset	Invest-	ments	Gain		from Net	from	Distri-		(Decrease)	Asset			Net Assets	Including		Including		Excluding		ment		folio
	Value at	ment	from	(Loss) on	Total from	Invest-	Realized	butions	Total	in Net	Value at			at End of	Expenses		Expenses		Expenses		Income to		Turn-
	Beginning	Income	(to)	Invest-	Investment	ment	Capital	from	Distri-	Asset	End of	Total		Period	not Subject		not Subject		not Subject		Average		over
Class	of Period	(Loss)	Affiliate	ments	Operations	Income	Gains	Capital	butions	Value	Period	Return(b)		(000’s)	to Cap(c)		to Cap(c)		to Cap(c)		Net Assets		Rate(d)
For the Six-Month Period Ended April 30, 2009 (Unaudited)
A	$7.07	$0.05	$—	$(0.67)	$(0.62)	$—	$—	$—	$—	$(0.62)	$6.45	(8.77	)%(e)	$147,460	1.85	%(f)	1.36	%(f)	1.36	%(f)	1.49	%(f)	190%
B	6.65	0.03	—	(0.62)	(0.59)	—	—	—	—	(0.59)	6.06	(9.01	) (e)	15,769	2.97	(f)	1.75	(f)	1.75	(f)	1.10	(f)	—
C	6.66	0.02	—	(0.63)	(0.61)	—	—	—	—	(0.61)	6.05	(9.16	) (e)	18,243	2.57	(f)	2.14	(f)	2.14	(f)	0.65	(f)	—
I	7.04	0.06	—	(0.66)	(0.60)	(0.04)	—	—	(0.04)	(0.64)	6.40	(8.69	) (e)	82,355	1.84	(f)	0.87	(f)	0.87	(f)	2.07	(f)	—
R3	7.18	0.03	—	(0.68)	(0.65)	—	—	—	—	(0.65)	6.53	(9.05	) (e)	236	2.13	(f)	1.78	(f)	1.78	(f)	0.99	(f)	—
R4	7.23	0.04	—	(0.68)	(0.64)	(0.02)	—	—	(0.02)	(0.66)	6.57	(8.83	) (e)	202	1.52	(f)	1.52	(f)	1.52	(f)	1.41	(f)	—
R5	7.28	0.05	—	(0.69)	(0.64)	(0.03)	—	—	(0.03)	(0.67)	6.61	(8.79	) (e)	6	1.45	(f)	1.25	(f)	1.25	(f)	1.66	(f)	—
Y	7.30	0.11	—	(0.74)	(0.63)	(0.04)	—	—	(0.04)	(0.67)	6.63	(8.66	) (e)	8,610	1.04	(f)	1.04	(f)	1.04	(f)	1.32	(f)	—
For the Year Ended October 31, 2008 (g)
A	18.93	0.05	—	(9.50)	(9.45)	—	(2.41)	—	(2.41)	(11.86)	7.07	(56.94)		181,826	1.48		1.48		1.48		0.36		359
B	18.08	(0.05)	—	(8.97)	(9.02)	—	(2.41)	—	(2.41)	(11.43)	6.65	(57.28)		19,208	2.39		2.25		2.25		(0.40)		—
C	18.10	(0.05)	—	(8.98)	(9.03)	—	(2.41)	—	(2.41)	(11.44)	6.66	(57.27)		24,658	2.21		2.21		2.21		(0.37)		—
I	18.79	0.01	—	(9.35)	(9.34)	—	(2.41)	—	(2.41)	(11.75)	7.04	(56.75)		86,331	1.03		1.03		1.03		0.13		—
R3	19.24	0.01	—	(9.66)	(9.65)	—	(2.41)	—	(2.41)	(12.06)	7.18	(57.08)		293	1.89		1.85		1.85		0.09		—
R4	19.30	0.02	—	(9.68)	(9.66)	—	(2.41)	—	(2.41)	(12.07)	7.23	(56.94)		139	1.47		1.47		1.47		0.15		—
R5	19.35	0.10	—	(9.76)	(9.66)	—	(2.41)	—	(2.41)	(12.07)	7.28	(56.77)		6	1.08		1.08		1.08		0.76		—
Y	19.38	0.12	—	(9.79)	(9.67)	—	(2.41)	—	(2.41)	(12.08)	7.30	(56.72)		54,257	0.99		0.99		0.99		0.92		—
For the Year Ended October 31, 2007 (g)
A	14.93	0.02	—	5.35	5.37	(0.01)	(1.36)	—	(1.37)	4.00	18.93	39.31	(h)	431,193	1.49		1.49		1.49		0.14		242
B	14.42	(0.11)	—	5.13	5.02	—	(1.36)	—	(1.36)	3.66	18.08	38.11	(h)	51,577	2.36		2.33		2.33		(0.73)		—
C	14.42	(0.09)	—	5.13	5.04	—	(1.36)	—	(1.36)	3.68	18.10	38.27	(h)	65,982	2.20		2.20		2.20		(0.61)		—
I	14.94	(0.01)	—	5.40	5.39	(0.18)	(1.36)	—	(1.54)	3.85	18.79	39.73	(h)	3,543	1.12		1.12		1.12		(0.06)		—
R3(i)	14.79	(0.02)	—	4.47	4.45	—	—	—	—	4.45	19.24	30.09	(e)	15	1.83	(f)	1.83	(f)	1.83	(f)	(0.15	) (f)	—
R4(j)	14.79	0.03	—	4.48	4.51	—	—	—	—	4.51	19.30	30.49	(e)	13	1.46	(f)	1.46	(f)	1.46	(f)	0.25	(f)	—
R5(k)	14.79	0.07	—	4.49	4.56	—	—	—	—	4.56	19.35	30.83	(e)	13	1.17	(f)	1.17	(f)	1.17	(f)	0.51	(f)	—
Y	15.17	0.02	—	5.55	5.57	—	(1.36)	—	(1.36)	4.21	19.38	40.01	(h)	76,429	1.03		1.03		1.03		0.17		—
For the Year Ended October 31, 2006 (g)
A	12.14	0.02	—	2.96	2.98	(0.05)	(0.14)	—	(0.19)	2.79	14.93	24.85		213,186	1.70		1.60		1.60		0.12		165
B	11.77	(0.08)	—	2.87	2.79	—	(0.14)	—	(0.14)	2.65	14.42	23.95		33,252	2.56		2.30		2.30		(0.59)		—
C	11.77	(0.09)	—	2.88	2.79	—	(0.14)	—	(0.14)	2.65	14.42	23.95		43,336	2.40		2.35		2.35		(0.65)		—
I(l)	14.34	(0.02)	—	0.62	0.60	—	—	—	—	0.60	14.94	4.18	(e)	10	1.53	(f)	1.35	(f)	1.35	(f)	(0.49	) (f)	—
Y	12.33	0.06	—	3.02	3.08	(0.10)	(0.14)	—	(0.24)	2.84	15.17	25.38		70,777	1.16		1.16		1.16		0.42		—
For the Year Ended October 31, 2005
A	11.59	0.07	—	0.48	0.55	—	—	—	—	0.55	12.14	4.74		131,430	1.77		1.60		1.60		0.66		183
B	11.32	(0.01)	—	0.46	0.45	—	—	—	—	0.45	11.77	3.98		22,304	2.66		2.35		2.35		(0.09)		—
C	11.32	(0.01)	—	0.46	0.45	—	—	—	—	0.45	11.77	3.98		29,486	2.49		2.35		2.35		(0.07)		—
Y	11.72	0.08	—	0.53	0.61	—	—	—	—	0.61	12.33	5.20		74,651	1.22		1.20		1.20		0.98		—
For the Year Ended October 31, 2004 (g)
A	9.62	(0.01)	—	2.03	2.02	—	(0.05)	—	(0.05)	1.97	11.59	21.14		50,051	1.91		1.65		1.65		(0.10)		200
B	9.46	(0.08)	—	1.99	1.91	—	(0.05)	—	(0.05)	1.86	11.32	20.33		8,968	2.83		2.35		2.35		(0.80)		—
C	9.46	(0.08)	—	1.99	1.91	—	(0.05)	—	(0.05)	1.86	11.32	20.33		12,906	2.63		2.35		2.35		(0.79)		—
Y	9.69	(0.01)	—	2.09	2.08	—	(0.05)	—	(0.05)	2.03	11.72	21.61		28,775	1.31		1.20		1.20		(0.09)		—

(a)	Information presented relates to a share outstanding throughout the indicated period.

(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	Not annualized.

(f)	Annualized.

(g)	Per share amounts have been calculated using average shares outstanding method.

(h)	Total return without the inclusion of the Payments from (to) Affiliate, as noted on the Statement of Operations, can be found in Expenses in the accompanying Notes to Financial Statements.

(i)	Commenced operations on December 22, 2006.

(j)	Commenced operations on December 22, 2006.

(k)	Commenced operations on December 22, 2006.

(l)	Commenced operations on August 31, 2006.

20

The Hartford International Growth Fund
Directors and Officers (Unaudited)
The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.
Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and three of the Fund’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which collectively consist of 100 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.
The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.
Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its officers or directors who are employed by The Hartford.
Non-Interested Directors
Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.
Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.
Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies.
Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee is Chairman and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions. Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm, from August 2004 to August 2005. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).
William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

21

The Hartford International Growth Fund
Directors and Officers (Unaudited)
Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.
Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.
Interested Directors and Officers
Thomas M. Marra* (1958) Director since 2002
Mr. Marra has served as President and Chief Operating Officer of The Hartford Financial Services Group, Inc. (“The Hartford”) since 2007. Mr. Marra currently serves as Director of Hartford Life, Inc. (“HL, Inc.”). Mr. Marra served as Chief Operating Officer of Hartford Life Insurance Company, Inc. (“Hartford Life”) (2000-2008), as President of Hartford Life (2002-2008) and as Director of Hartford Life’s Investment Products Division from 1998 to 2000.

*	On February 24, 2009, The Hartford and Mr. Marra determined to enter into a mutually agreed separation whereby Mr. Marra will retire, and his role as an executive officer and employee of The Hartford will terminate, effective July 3, 2009. Mr. Marra will resign his position as a Director of the Fund effective June 25, 2009.
Lowndes A. Smith (1939) Director since 2002, Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.
John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as Chief Executive Officer, President and Director of HL, Inc. Mr. Walters previously served as President of the U.S. Wealth Management Division of Hartford Life, Inc., as Co-Chief Operating Officer of Hartford Life Insurance Company (2007-2008) and as Executive Vice President and Director of its Investment Products Division (2000-2008). Mr. Walters also serves as Chairman of the Board, Chief Executive Officer, President and Director of Hartford Life Insurance Company and as Executive Vice President of The Hartford. In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”).

*	Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 — 2009).
Other Officers
Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 — 2009))
Mr. Arena serves as Executive Vice President of Hartford Life Insurance Company, (“Hartford Life”). Additionally, Mr. Arena is Director and Senior Vice President of Hartford Administrative Services Company, (“HASCO”), Manager, Chief Executive Officer and President of Hartford Investment Financial Services, LLC (“HIFSCO”) and HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division. Mr. Arena joined American Skandia in 1996.
Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.
Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006 and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury, (the “Treasury”), from 2001 to 2006 where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network, (“FinCEN”) from 2005 — 2006.

22

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life Insurance Company. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.
Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant General Counsel and Assistant Vice President of The Hartford and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, Assistant Vice President of Hartford Life, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.
Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life and as Director of its Investment Advisory Group in the Individual Markets Group segment. He also serves as Senior Vice President of HIFSCO and HL Advisors. Prior to joining The Hartford in 2004, Mr. Meyer was with MassMutual which he joined in 1987.
D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life where he serves as Director of mutual fund product management for The Hartford’s mutual funds and 529 college savings businesses. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.
Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 — 2007.
HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2008 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

23

The Hartford International Growth Fund
Expense Example (Unaudited)
Your Fund’s Expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2008 through April 30, 2009.
Actual Expenses
The first column of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	October 31,	Beginning	Ending Account	October 31,	Annualized	current	in the
	Account Value	Value	2008 through	Account Value	Value	2008 through	expense	1/2	full
	October 31, 2008	April 30, 2009	April 30, 2009	October 31, 2008	April 30, 2009	April 30, 2009	ratio	year	year
Class A	$1,000.00	$912.30	$6.44	$1,000.00	$1,018.05	$6.80	1.36%	181	365
Class B	$1,000.00	$909.90	$8.28	$1,000.00	$1,016.11	$8.74	1.75	181	365
Class C	$1,000.00	$908.40	$10.12	$1,000.00	$1,014.18	$10.68	2.14	181	365
Class I	$1,000.00	$913.13	$4.12	$1,000.00	$1,020.48	$4.35	0.87	181	365
Class R3	$1,000.00	$909.47	$8.42	$1,000.00	$1,015.96	$8.89	1.78	181	365
Class R4	$1,000.00	$911.70	$7.20	$1,000.00	$1,017.25	$7.60	1.52	181	365
Class R5	$1,000.00	$912.14	$5.93	$1,000.00	$1,018.60	$6.26	1.25	181	365
Class Y	$1,000.00	$913.36	$4.93	$1,000.00	$1,019.84	$5.21	1.04	181	365

24

The Hartford International Opportunities Fund

The Hartford International Opportunities Fund
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 4/30/99 — 4/30/09
Growth of a $10,000 investment in Class A which includes Sales Charge
MSCI AC (All Country) World Free ex U.S. Index is a broad based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Investment objective — Seeks long-term growth of capital.
Average Annual Total Returns(2,3,4) (as of 4/30/09)

	Inception	1	5	10	Since
	Date	Year	Year	Year	Inception

International Opp A#	7/22/96	-40.73%	2.86%	0.61%	2.86%
International Opp A##	7/22/96	-43.99%	1.70%	0.04%	2.40%
International Opp B#	7/22/96	-40.98%	2.22%	NA *	NA *
International Opp B##	7/22/96	-43.89%	1.89%	NA *	NA *
International Opp C#	7/22/96	-41.17%	2.08%	-0.15%	2.09%
International Opp C##	7/22/96	-41.75%	2.08%	-0.15%	2.09%
International Opp I#	5/30/08	-40.50%	2.94%	0.65%	2.89%
International Opp R3#	7/22/96	-40.94%	3.01%	0.89%	3.19%
International Opp R4#	7/22/96	-40.70%	3.22%	1.00%	3.27%
International Opp R5#	7/22/96	-40.60%	3.31%	1.04%	3.31%
International Opp Y#	7/22/96	-40.41%	3.41%	1.09%	3.35%

#	Without sales charge

##	With sales charge

NA	Not Applicable

*	10 year and inception returns are not applicable for Class B because after 8 years Class B converts to Class A.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(3)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2009, which excludes investment transactions as of this date.

(4)	Class C shares commenced operations on 7/31/98. Performance prior to 7/31/98 reflects Class B performance less Class C sales charges where applicable. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance. Class I shares commenced operations on 5/30/08. Performance prior to 5/30/08 reflects Class A performance.
Portfolio Manager
Nicolas M. Choumenkovitch
Senior Vice President, Partner
How did the Fund perform?
The Class A shares of The Hartford International Opportunities Fund returned -1.68%, before sales charge, for the six-month period ended April 30, 2009, underperforming its benchmark, the MSCI All Country World Free ex-U.S. Index, which returned 1.31% for the same period. The Fund outperformed the -4.28% return of the average fund in the Lipper International Large Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
The benchmark’s slightly positive return for the period masks two significantly different market environments. From the beginning of November through early March stocks fell sharply, reflecting deepening economic worries and concerns over the impact of various governments’ increasing involvement in the global economy. From early March through the end of April stocks rallied as investors came to believe that a Depression-like scenario was less likely. Sector returns within the MSCI All Country World Free ex-U.S. Index diverged widely in this environment, with weakness in traditionally defensive sectors like Health Care

2

(-11%), Utilities (-7%), and Consumer Staples (-5%), offset by strength in more economically sensitive areas like Materials (+15%), Information Technology (+10%), and Industrials (+9%).
The Fund’s underperformance versus its benchmark was due to weak stock selection, which was negative in seven of ten sectors. Selection was weakest within Industrials, Financials, and Energy. Materials was the only sector with strong stock selection. Allocation among sectors, a result of the bottom-up (i.e. stock by stock fundamental research) stock selection process, was slightly negative, largely due to underweight (i.e. the Fund’s sector position was less than the benchmark position) positions in Industrials and Materials. The Fund also benefited from a modest cash position, which helped relative (i.e. performance of the Fund as measured against the benchmark) performance as the market trended lower from November through February.
The largest detractors from relative returns were UBS (Financials), National Grid (Utilities), and East Japan Railway (Industrials). Shares of Swiss financial services provider UBS fell when the firm posted a larger-than-expected quarterly loss due in part to a charge related to the transfer of risky assets to a fund managed by the Swiss National Bank, which was part of a rescue package set up by the Swiss government. In addition, the firm was a target of a U.S. investigation into offshore tax havens and a related investigation regarding U.S. secrecy laws. U.K. electricity transmission and distribution company National Grid saw its stock decline due to a weak U.K. economic outlook and falling power demand expectations. Shares of East Japan Railway fell as the market sought exposure to more cyclically oriented names in Japan. Significant detractors from absolute (i.e. total return) returns included Switzerland-based pharmaceutical company Roche (Health Care).
Top contributors to relative performance during the period included Rio Tinto (Materials), CRH (Materials), and Volkswagen (Consumer Discretionary). Shares of diversified mining company Rio Tinto benefited from rising copper prices and the company’s reduced balance sheet risk following the recently proposed funding deal with Aluminum Corporation of China (CHINALCO). We added to our position in Ireland-based building materials company CRH on weakness surrounding a capital raise because of our confidence in management and their ability to add value by purchasing weaker competitors. This proved beneficial as the stock subsequently rallied as investors began to look through the current drop in volumes to a potential recovery as the global economy stabilizes. The Fund also gained on a relative basis by not holding German car maker Volkswagen, which is part of the benchmark. The stock continued to fall after the rapid appreciation seen in October 2008, which had been driven by Porsche’s move to take a controlling stake in the company. Top absolute contributors also included Impala Platinum (Materials).
What is the outlook?
We believe that government action is, in small increments, helping to reduce the probability of a worst-case outcome for the economy. Against this backdrop, we are looking to identify companies with high quality assets and strong management teams who we believe will be able to successfully take advantage of opportunities presented by weaker competitors during this period. Fund holdings do not reflect one underlying thread or investment thesis, but rather represent a diversification of ideas and opportunities across industries and geographies.
Benchmark-relative sector weights at the end of the period were modest. We were most overweight the (i.e. the Fund’s sector position was greater than the benchmark position) Consumer Discretionary, Telecommunications Services, and Consumer Staples sectors, and most underweight the Energy, Materials, and Industrials sectors. Regionally we ended the period overweight Europe and North America and underweight Emerging Markets, Japan, and Asia Pacific ex Japan.
Diversification by Industry
as of April 30, 2009

Percentage of
Industry	Net Assets
Automobiles & Components	4.0%
Banks	11.9
Capital Goods	5.0
Commercial & Professional Services	0.6
Consumer Durables & Apparel	1.6
Consumer Services	1.4
Diversified Financials	6.4
Energy	8.5
Food, Beverage & Tobacco	7.5
Health Care Equipment & Services	1.2
Household & Personal Products	1.3
Insurance	2.7
Materials	8.8
Media	1.2
Other Investment Pools and Funds	2.9
Pharmaceuticals, Biotechnology & Life Sciences	5.9
Real Estate	1.1
Retailing	3.2
Semiconductors & Semiconductor Equipment	1.0
Software & Services	1.3
Technology Hardware & Equipment	4.4
Telecommunication Services	7.4
Transportation	3.2
Utilities	4.3
Short-Term Investments	2.6
Other Assets and Liabilities	0.6

Total	100.0%

3

Diversification by Country
as of April 30, 2009

Percentage of
Country	Net Assets
Australia	1.1%
Canada	6.2
China	0.4
Finland	2.2
France	8.7
Germany	9.2
Greece	1.1
Hong Kong	3.3
Ireland	4.0
Israel	1.7
Japan	11.0
Mexico	1.7
Netherlands	1.7
Russia	1.2
South Africa	1.7
South Korea	1.0
Spain	3.8
Sweden	1.6
Switzerland	7.7
Taiwan	0.9
Turkey	0.8
United Kingdom	22.0
United States	3.8
Short-Term Investments	2.6
Other Assets and Liabilities	0.6

Total	100.0%

4

The Hartford International Opportunities Fund
Schedule of Investments
April 30, 2009 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS — 93.2%
	Australia — 1.1%
383	Westfield Group	$2,991

	Canada — 6.2%
286	Brookfield Asset Management, Inc.	4,380
99	Canadian Natural Resources Ltd.	4,559
65	EnCana Corp.	2,975
123	Toronto-Dominion Bank	4,835

		16,749

	China — 0.4%
1,784	Industrial and Commercial Bank of China	1,015

	Finland — 2.2%
414	Nokia Oyj	5,886

	France — 8.7%
30	BNP Paribas	1,566
99	France Telecom S.A.	2,197
107	Groupe Danone ⌂	5,067
48	L’Oreal S.A.	3,408
85	Michelin (C.G.D.E.) Class B	4,350
30	Sanofi-Aventis S.A.	1,721
99	Total S.A.	4,935

		23,244

	Germany — 9.2%
35	Allianz SE	3,228
153	Daimler AG	5,487
69	Deutsche Boerse AG	5,112
29	Muenchener Rueckversicherungs NPV	4,006
54	S.p.A.	2,086
74	Siemens AG	4,996

		24,915

	Greece — 1.1%
151	National Bank of Greece	3,136

	Hong Kong — 3.3%
982	Cathay Pacific Airways Ltd.	1,136
270	China Merchants Holdings International Co., Ltd.	635
568	Esprit Holdings Ltd.	3,477
2,658	Shangri-La Asia Ltd.	3,909

		9,157

	Ireland — 4.0%
293	CRH plc	7,554
144	Ryanair Holdings plc •	617
93	Ryanair Holdings plc ADR •‡	2,553

		10,724

	Israel — 1.7%
104	Teva Pharmaceutical Industries Ltd. ADR	4,564

	Japan — 11.0%
25	Astellas Pharma, Inc.	800
67	East Japan Railway Co.	3,798
72	Eisai Co., Ltd.	1,927
46	Ibiden Co., Ltd.	1,357
—	KDDI Corp. *	1,282
316	Mitsubishi Electric Corp.	1,683
791	Mitsubishi UFJ Financial Group, Inc. *	4,314
123	NGK Spark Plug Co., Ltd.	1,187
38	Nidec Corp.	2,133
5	Nintendo Co., Ltd.	1,344
212	Nippon Steel Corp.	713
42	Nippon Telegraph & Telephone Corp.	1,564
62	Olympus Corp.	1,016
44	Secom Co., Ltd. *	1,629
112	Softbank Corp.	1,777
103	Sumitomo Mitsui Financial Group, Inc. *	3,565

		30,089

	Mexico — 1.7%
98	America Movil S.A.B. de C.V. ADR	3,232
172	Cemex S.A. de C.V. ADR •‡	1,283

		4,515

	Netherlands — 1.7%
147	ING Groep N.V.	1,343
280	Koninklijke (Royal) KPN N.V.	3,367

		4,710

	Russia — 1.2%
216	Mining and Metallurgical Co. Norilsk Nickel ADR	1,779
38	Mobile Telesystems OJSC ADR	1,256

		3,035

	South Africa — 1.7%
237	Impala Platinum Holdings Ltd.	4,537

	South Korea — 1.0%
6	Samsung Electronics Co., Ltd.	2,631

	Spain — 3.8%
180	Enagas	3,133
80	Industria de Diseno Textil S.A.	3,427
87	Red Electrica Corporacion S.A.	3,629

		10,189

	Sweden — 1.6%
224	Assa Abloy Ab	2,638
38	Hennes & Mauritz Ab	1,700

		4,338

	Switzerland — 7.7%
96	Julius Baer Holding Ltd.	3,139
175	Nestle S.A.	5,702
18	Roche Holding AG	2,259
23	Synthes, Inc.	2,337
553	UBS AG •	7,595

		21,032

	Taiwan — 0.9%
878	Hon Hai Precision Industry Co., Ltd.	2,535

	Turkey — 0.8%
992	Turkiye Garanti Bankasi A.S. •	2,080

	United Kingdom — 22.0%
133	AstraZeneca plc	4,642
571	BAE Systems plc	3,001
320	BG Group plc	5,104
701	BP plc	4,953
1,392	HSBC Holding plc	9,900
211	Imperial Tobacco Group plc	4,804
584	National Grid plc	4,854
The accompanying notes are an integral part of these financial statements.

5

The Hartford International Opportunities Fund
Schedule of Investments — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
COMMON STOCKS — 93.2% — (continued)
	United Kingdom — 22.0% — (continued)
146	Rio Tinto plc		$5,923
271	SABMiller plc		4,551
3,001	Vodafone Group plc		5,515
73	Wolseley plc ⌂		1,307
458	WPP plc		3,130
222	Xstrata plc		1,955

			59,639

	United States — 0.2%
26	Frontline Ltd		515

	Total common stocks (cost $266,767)		$252,226

EXCHANGE TRADED FUNDS — 3.6%
	United States — 3.6%
688	iShares MSCI EAFE Index Fund		$9,731

	Total exchange traded funds (cost $9,578)		$9,731

	Total long-term investments (cost $276,345)		$261,957

SHORT-TERM INVESTMENTS — 2.6%
	Repurchase Agreements — 2.6%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $1,679, collateralized by GNMA 4.50% — 6.50%, 2038 — 2039, value of $1,713)
$1,679	0.18%, 04/30/2009		$1,679

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $2,010, collateralized by FHLMC 4.50% — 6.50%, 2035 — 2039, FNMA 4.50% — 6.50%, 2034 — 2047, value of $2,050)

2,010	0.17%, 04/30/2009		2,010

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $2,808, collateralized by FHLMC 4.00% — 7.00%, 2021 — 2039, FNMA 6.00% — 7.00%, 2034 — 2038, GNMA 4.50% — 7.00%, 2024-2039, value of $2,864)

2,808	0.17%, 04/30/2009		2,808
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $9, collateralized by U.S. Treasury Bond 7.50%, 2024, value of $10)
9	0.14%, 04/30/2009		9

UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $606, collateralized by FHLMC 8.00% — 15.00%, 2009 — 2021, FNMA 3.50% — 15.50%, 2012 — 2039, value of $618)

606	0.16%, 04/30/2009		$606

			7,112

	Total short-term investments (cost $7,112)		$7,112

	Total investments (cost $283,457) ▲	99.4%	$269,069
	Other assets and liabilities	0.6%	1,622

	Total net assets	100.0%	$270,691

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 92.99% of total net assets at April 30, 2009.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

▲	At April 30, 2009, the cost of securities for federal income tax purposes was $293,015 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$16,935
Unrealized Depreciation	(40,881)

Net Unrealized Depreciation	$(23,946)

•	Currently non-income producing.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

*	The cost of securities purchased on a when-issued or delayed delivery basis at April 30, 2009 was $2,899.
The accompanying notes are an integral part of these financial statements.

6

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period	Shares/
Acquired	Par	Security	Cost Basis

09/2008 — 04/2009	107	Groupe Danone	$6,280
06/2008 — 04/2009	73	Wolseley plc	1,968

The aggregate value of these securities at April 30, 2009 was $6,374 which represents 2.35% of total net assets.
Forward Foreign Currency Contracts Outstanding at April 30, 2009

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value ╪	Amount	Date	(Depreciation)
British Pound (Buy)	$2,010	$1,989	05/01/09	$21
British Pound (Buy)	378	379	05/06/09	(1)
Canadian Dollar (Sell)	316	309	05/01/09	(7)
Canadian Dollar (Sell)	651	646	05/04/09	(5)
Euro (Sell)	948	938	05/04/09	(10)
Hong Kong Dollar (Sell)	358	358	05/04/09	—
Japanese Yen (Sell)	262	267	05/01/09	5
Japanese Yen (Buy)	599	602	05/08/09	(3)
Swiss Franc (Sell)	253	252	05/04/09	(1)
Swiss Franc (Sell)	222	224	05/05/09	2
Swiss Franc (Sell)	208	208	05/06/09	—
Turkish New Lira (Sell)	532	534	05/05/09	2

				$3

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.
Diversification by Industry
as of April 30, 2009

Percentage of
Industry	Net Assets
Automobiles & Components	4.0%
Banks	11.9
Capital Goods	5.0
Commercial & Professional Services	0.6
Consumer Durables & Apparel	1.6
Consumer Services	1.4
Diversified Financials	6.4
Energy	8.5
Food, Beverage & Tobacco	7.5
Health Care Equipment & Services	1.2
Household & Personal Products	1.3
Insurance	2.7
Materials	8.8
Media	1.2
Other Investment Pools and Funds	2.9
Pharmaceuticals, Biotechnology & Life Sciences	5.9
Real Estate	1.1
Retailing	3.2
Semiconductors & Semiconductor Equipment	1.0
Software & Services	1.3
Technology Hardware & Equipment	4.4
Telecommunication Services	7.4
Transportation	3.2
Utilities	4.3
Short-Term Investments	2.6
Other Assets and Liabilities	0.6

Total	100.0%

FAS 157 Disclosure of Investment Valuation Hierarchy Levels

Assets:
Investment in securities — Level 1	$46,613

Investment in securities — Level 2	222,456

Total	$269,069

Other financial instruments — Level 2 *	30

Total	$30

Liabilities:
Other financial instruments — Level 2 *	27

Total	$27

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.
The accompanying notes are an integral part of these financial statements.

7

The Hartford International Opportunities Fund
Statement of Assets and Liabilities
April 30, 2009 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at fair value (cost $283,457)	$269,069
Cash	135
Foreign currency on deposit with custodian (cost $13)	14
Unrealized appreciation on forward foreign currency contracts	30
Receivables:
Investment securities sold	7,413
Fund shares sold	191
Dividends and interest	1,398
Other assets	112

Total assets	278,362

Liabilities:
Unrealized depreciation on forward foreign currency contracts	27
Payables:
Investment securities purchased	7,269
Fund shares redeemed	189
Investment management fees	37
Distribution fees	11
Accrued expenses	138

Total liabilities	7,671

Net assets	$270,691

Summary of Net Assets:
Capital stock and paid-in-capital	418,195
Accumulated undistributed net investment income	1,539
Accumulated net realized loss on investments and foreign currency transactions	(134,646)
Unrealized depreciation of investments and the translation of assets and liabilities denominated in foreign currency	(14,397)

Net assets	$270,691

Shares authorized	500,000

Par value	$0.001

Class A: Net asset value per share/Maximum offering price per share	$9.82/$10.39

Shares outstanding	13,533

Net assets	$132,921

Class B: Net asset value per share	$9.09

Shares outstanding	1,572

Net assets	$14,285

Class C: Net asset value per share	$8.96

Shares outstanding	2,451

Net assets	$21,954

Class I: Net asset value per share	$9.78

Shares outstanding	20

Net assets	$196

Class R3: Net asset value per share	$10.04

Shares outstanding	22

Net assets	$217

Class R4: Net asset value per share	$10.10

Shares outstanding	123

Net assets	$1,243

Class R5: Net asset value per share	$10.13

Shares outstanding	1

Net assets	$15

Class Y: Net asset value per share	$10.15

Shares outstanding	9,841

Net assets	$99,860

The accompanying notes are an integral part of these financial statements.

8

The Hartford International Opportunities Fund
Statement of Operations
For the Six Month Period Ended April 30, 2009 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$4,858
Interest	12
Securities lending	49
Less: Foreign tax withheld	(533)

Total investment income	4,386

Expenses:
Investment management fees	1,052
Transfer agent fees	440
Distribution fees
Class A	162
Class B	72
Class C	104
Class R3	—
Class R4	1
Custodian fees	22
Accounting services	22
Registration and filing fees	57
Board of Directors’ fees	4
Audit fees	9
Other expenses	70

Total expenses (before waivers and fees paid indirectly)	2,015
Expense waivers	(167)
Transfer agent fee waivers	(193)
Commission recapture	(3)
Custodian fee offset	—

Total waivers and fees paid indirectly	(363)

Total expenses, net	1,652

Net investment income	2,734

Net Realized Loss on Investments and Foreign Currency Transactions:
Net realized loss on investments in securities	(82,140)
Net realized loss on foreign currency transactions	(23)

Net Realized Loss on Investments and Foreign Currency Transactions	(82,163)

Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	75,801
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(64)

Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	75,737

Net Loss on Investments and Foreign Currency Transactions	(6,426)

Net Decrease in Net Assets Resulting from Operations	$(3,692)

The accompanying notes are an integral part of these financial statements.

9

The Hartford International Opportunities Fund
Statement of Changes in Net Assets
(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2009	Year Ended
	(Unaudited)	October 31, 2008
Operations:
Net investment income	$2,734	$5,223
Net realized loss on investments and foreign currency transactions	(82,163)	(50,877)
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	75,737	(172,731)

Net decrease in net assets resulting from operations	(3,692)	(218,385)

Distributions to Shareholders:
From net investment income
Class A	(3,361)	(816)
Class B	(240)	—
Class C	(354)	—
Class I	(6)	—
Class R3	(4)	—
Class R4	(29)	—
Class R5	—	—
Class Y	(2,686)	(994)
From net realized gain on investments
Class A	—	(35,677)
Class B	—	(5,943)
Class C	—	(4,984)
Class R3	—	(4)
Class R4	—	(2)
Class R5	—	(2)
Class Y	—	(18,133)

Total distributions	(6,680)	(66,555)

Capital Share Transactions:
Class A	(10,649)	69,602
Class B	(1,982)	987
Class C	(766)	16,805
Class I	63	207
Class R3	142	89
Class R4	299	975
Class R5	5	7
Class Y	29,208	23,783

Net increase from capital share transactions	16,320	112,455

Net increase (decrease) in net assets	5,948	(172,485)
Net Assets:
Beginning of period	264,743	437,228

End of period	$270,691	$264,743

Accumulated undistributed net investment income	$1,539	$5,485

The accompanying notes are an integral part of these financial statements.

10

The Hartford International Opportunities Fund
Notes to Financial Statements
April 30, 2009 (Unaudited)
(000’s Omitted)
1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-two portfolios. Financial statements for The Hartford International Opportunities Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares are sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors through advisory fee-based wrap programs. Classes R3, R4, R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and except that Class B shares automatically convert to Class A shares after 8 years.

Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments will be allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). After the Close Date, existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).
a)	Security Transactions and Investment Income — Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)	Security Valuation — The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary markets, but before the close of the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are

11

The Hartford International Opportunities Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, ADR’s, exchange traded funds (“ETF’s”)) after the close of the foreign markets but before the close of the Exchange. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange traded equity securities shall be valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time. If it is not possible to determine the last reported sale price or official closing price on the relevant exchange or market at the Valuation Time, the value of the security shall be taken to be the most recent mean between bid and asked prices on such exchange or market at the Valuation Time.

Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

A forward currency contract shall be valued based on the price of the underlying currency at the prevailing interpolated exchange rate, which is a combination of the spot currency rate and the forward currency rate. Spot currency rates and forward currency rates are obtained from an independent pricing service on a daily basis not more than one hour before the Valuation Time.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

c)	Foreign Currency Transactions — The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates on portfolio securities from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

12

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)	Securities Lending — The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are fully collateralized at all times with cash and/or U.S. Government Securities and/or repurchase agreements. The cash collateral is then invested in short-term money market instruments. The repurchase agreements are fully collateralized by U.S. Government Securities. The adequacy of the collateral for securities on loan is monitored on a daily basis. For instances where the market value of collateral falls below the market value of the securities out on loan, such collateral is supplemented on the following business day.

While securities are on loan, the Fund is subject to the following risks: 1) that the borrower may default on the loan and that the collateral could be inadequate in the event the borrower defaults, 2) that the earnings on the collateral invested may not be sufficient to pay fees incurred in connection with the loan, 3) that the principal value of the collateral invested may decline and may not be sufficient to pay back the borrower for the amount of the collateral posted, 4) that the borrower may use the loaned securities to cover a short sale which may place downward pressure on the market prices of the loaned securities, 5) that return of loaned securities could be delayed and could interfere with portfolio management decisions and 6) that any efforts to recall the securities for purposes of voting a proxy may not be effective. The Fund had no securities out on loan as of April 30, 2009.

e)	Joint Trading Account — Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Wellington Management Company, LLP (“Wellington”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

f)	Repurchase Agreements — A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2009.

g)	Forward Foreign Currency Contracts — The Fund may enter into forward foreign currency contracts that obligate the Fund to repurchase/replace or sell currencies at specified future dates. Forward foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

Forward foreign currency contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar.

h)	Indexed Securities — The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund uses these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund had investments in indexed securities as of April 30, 2009, as shown on the Schedule of Investments under Exchange Traded Funds.

i)	Fund Share Valuation and Dividend Distributions to Shareholders — Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the

13

The Hartford International Opportunities Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income are declared and paid annually. Dividends are paid on shares beginning on the business day after the day when the funds used to purchase the shares are collected by the transfer agent for the Fund. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences include but are not limited to foreign currency gains and losses, losses deferred due to wash sales adjustments, adjustments related to Passive Foreign Investment Companies and certain derivatives, and excise tax regulations. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

j)	Illiquid and Restricted Securities — The Fund is permitted to invest up to 15% of its net assets in illiquid securities. “Illiquid Securities” are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund, as shown in the Schedule of Investments, had illiquid or restricted securities as of April 30, 2009.

k)	Securities Purchased on a When-Issued or Delayed-Delivery Basis — Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. As of April 30, 2009, the Fund had entered into outstanding when-issued or forward commitments with a cost of $2,899.

l)	Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

m)	Financial Accounting Standards Board Financial Accounting Standards No. 157 — Effective November 1, 2008, the Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. Fair value is defined under FAS 157 as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Under FAS 157, a fair value measurement should reflect all of the assumptions that market participants would use in pricing the asset or liability, including assumptions

14

about the risk inherent in a particular valuation technique, the effect of a restriction on the sale or use of an asset, and the risk of nonperformance.

Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized, per FAS 157, into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 — Quoted prices in active markets for identical securities. Level 1 includes exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•	Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 includes debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services and foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•	Level 3 — Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes and require significant management judgment or estimation. This category includes broker quoted securities, long dated OTC options and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a good representation of exit price.
Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

FAS 157 also requires that a roll forward reconciliation be shown for all Level 3 securities from the beginning of the reporting period to the end of the reporting period. Part of this reconciliation includes transfers in and/or out of Level 3. For purposes of this reconciliation, transfers in are shown at the end of period fair value and transfers out are shown at the beginning of period fair value. During the six-month period ended April 30, 2009, the Fund held no Level 3 securities.

Refer to the valuation hierarchy levels summary found following the Schedule of Investments.

FASB Staff Position No. 157-4 — In April 2009, FASB released FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP FAS 157-4”). FSP FAS 157-4 provides additional guidance on determining whether a market for a financial asset is not active and a transaction is not distressed when measuring fair value under FAS 157. The FSP also requires additional disclosure detail on debt and equity securities by major investment categories. FSP FAS 157-4 is effective for interim and annual periods ending after June 15, 2009. At this time, management is evaluating the implications of FSP FAS 157-4 and does not believe it will impact valuation but will require additional disclosure. This additional disclosure has not yet been implemented.

n)	Financial Accounting Standards Board Financial Accounting Standards No. 161 — In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires companies to disclose information detailing the objectives and strategies for using derivative instruments, the level of derivative activity entered into by the company and any credit risk-related contingent features of the agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and has not yet implemented the new disclosure standard.

o)	Indemnifications: Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law.

15

The Hartford International Opportunities Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
3.	Federal Income Taxes:
a)	Federal Income Taxes — For federal income tax purposes, the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and the Fund intends to distribute substantially all of its income and gains during the calendar year ending December 31, 2009. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2008	October 31, 2007
Ordinary Income	$37,332	$1,675
Long-Term Capital Gains *	29,223	7,575

*	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC code Sec. 852(b)(3)(C).
As of October 31, 2008, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$5,534
Accumulated Capital Losses*	$(42,925)
Unrealized Depreciation†	$(99,741)

Total Accumulated Deficit	$(137,132)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable to the tax deferral of wash sales losses, the mark-to-market adjustment for certain derivatives in accordance with IRC Sec. 1256, the mark to market for Passive Foreign Investment Companies and basis differences in real estate investment trusts.
c)	Reclassification of Capital Accounts — In accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Fund has recorded reclassifications in its capital accounts. These reclassifications had no impact on the NAV of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. As of October 31, 2008, the Fund recorded reclassifications to increase undistributed net investment income by $754, increase accumulated net realized gain by $207, and decrease paid in capital by $961.

16

d)	Capital Loss Carryforward — At October 31, 2008 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year	Amount
2009	$511
2016	42,414

Total	$42,925

Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of the Fund carryforwards may apply. As of October 31, 2008, the Fund had $959 in expired capital loss carryforwards.

e)	Financial Accounting Standards Board Interpretation No. 48 — On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. The Fund adopted FIN 48 for fiscal years beginning after December 15, 2006. Management has evaluated the implications of FIN 48 for all open tax years (tax years ended October 31, 2006 — 2008) and has determined there is no impact to the Fund’s financial statements.
4.	Expenses:
a)	Investment Management Agreements — Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with The Hartford Mutual Funds, Inc. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the six-month period ended April 30, 2009; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.8500%
On next $500 million	0.7500%
On next $4 billion	0.7000%
On next $5 billion	0.6975%
Over $10 billion	0.6950%
b)	Accounting Services Agreement — Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting service fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

17

The Hartford International Opportunities Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
c)	Operating Expenses — Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the six-month period ended April 30, 2009, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.57%	2.32%	2.32%	1.32%	1.82%	1.52%	1.22%	1.22%
d)	Fees Paid Indirectly — The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the six-month period ended April 30, 2009, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Annualized
	Six-Month
	Period	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	Ended April 30,	October 31,	October 31,		October 31,	October 31,	October 31,
	2009	2008	2007		2006	2005	2004
Class A Shares	1.36%	1.47%	1.49%		1.54%	1.52%	1.60%
Class B Shares	1.72	2.11	2.18		2.12	2.30	2.30
Class C Shares	2.18	2.20	2.21		2.30	2.30	2.30
Class I Shares	1.11	1.00 *
Class R3 Shares	1.82	1.79	1.71	†
Class R4 Shares	1.41	1.51	1.40	‡
Class R5 Shares	1.22	1.10	1.11	§
Class Y Shares	1.00	0.94	0.95		0.99	1.01	1.03

*	From May 30, 2008 (commencement of operations), through October 31, 2008

†	From December 22, 2006 (commencement of operations), through October 31, 2007

‡	From December 22, 2006 (commencement of operations), through October 31, 2007

§	From December 22, 2006 (commencement of operations), through October 31, 2007
e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares — HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2009, HIFSCO received front-end load sales charges of $191 and contingent deferred sales charges of $29 from the Fund.

The Fund has adopted Distribution and Service Plans in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Funds provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of only up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B

18

Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2009, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $18. These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions — Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2009, a portion of the Fund’s chief compliance officer’s salary was paid by the Fund in an amount, which rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO was compensated $280 for providing such services. These fees are accrued daily and paid monthly.

g)	Payments from Affiliate:

The total return in the accompanying financial highlights includes payment from affiliates. Had the payment from affiliates been excluded, the total return for the periods listed below would have been as follows:

	Impact from	Total Return
	Payment from	Excluding
	Affiliate for SEC	Payment from
	Settlement for the	Affiliate for the
	Year Ended	Year Ended
	October 31, 2007	October 31, 2007
Class A	0.01%	39.14%
Class B	0.01	38.16
Class C	0.01	38.16
Class Y	0.01	39.90
5.	Affiliate Holdings:

As of April 30, 2009, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class I	6
Class R3	1
Class R5	1

19

The Hartford International Opportunities Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
6.	Investment Transactions:

For the six-month period ended April 30, 2009, the Fund’s aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$242,900
Sales Proceeds Excluding U.S. Government Obligations	223,963
7.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2009 and the year ended October 31, 2008:

	For the Six-Month Period Ended April 30, 2009					For the Year Ended October 31, 2008
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	1,604	330	(3,182)	—	(1,248)	6,013	1,986	(4,290)	—	3,709
Amount	$15,072	$3,193	$(28,914)	$—	$(10,649)	$95,937	$35,697	$(62,032)	$—	$69,602
Class B
Shares	134	26	(404)	—	(244)	565	345	(940)	—	(30)
Amount	$1,143	$232	$(3,357)	$—	$(1,982)	$8,474	$5,720	$(13,207)	$—	$987
Class C
Shares	398	37	(540)	—	(105)	1,390	283	(658)	—	1,015
Amount	$3,374	$326	$(4,466)	$—	$(766)	$20,809	$4,645	$(8,649)	$—	$16,805
Class I
Shares	8	1	(3)	—	6	14	—	—	—	14
Amount	$81	$6	$(24)	$—	$63	$207	$—	$—	$—	$207
Class R3
Shares	16	1	(2)	—	15	6	—	—	—	6
Amount	$160	$4	$(22)	$—	$142	$85	$4	$—	$—	$89
Class R4
Shares	40	3	(15)	—	28	96	—	(2)	—	94
Amount	$401	$29	$(131)	$—	$299	$994	$2	$(21)	$—	$975
Class R5
Shares	—	—	—	—	—	—	—	—	—	—
Amount	$5	$—	$—	$—	$5	$5	$2	$—	$—	$7
Class Y
Shares	2,994	269	(160)	—	3,103	1,549	1,024	(1,498)	—	1,075
Amount	$28,112	$2,686	$(1,590)	$—	$29,208	$23,674	$19,072	$(18,963)	$—	$23,783
The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued and Class B shares redeemed) for the six-month period ended April 30, 2009 and the year ended October 31, 2008:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2009	98	$886
For the Year Ended October 31, 2008	327	$5,270

20

8.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. During the six-month period ended April 30, 2009, the Fund did not have any borrowings under this facility.

9.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

21

The Hartford International Opportunities Fund
Financial Highlights — (Unaudited)

	- Selected Per-Share Data - (a)											- Ratios and Supplemental Data -
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
															Net Assets		Net Assets		Net Assets
															Before		After		After
				Net											Waivers		Waivers		Waivers
				Realized											and		and		and
				and Un-			Distrib-			Net					Reimburse-		Reimburse-		Reimburse-		Ratio of
		Net	Pay-	realized		Dividends	utions			Increase	Net				ments and		ments and		ments and		Net Invest-		Port-
	Net Asset	Invest-	ments	Gain		from Net	from	Distri-		(Decrease)	Asset			Net Assets	Including		Including		Excluding		ment		folio
	Value at	ment	from	(Loss) on	Total from	Invest-	Realized	butions	Total	in Net	Value at			at End of	Expenses		Expenses		Expenses		Income to		Turn-
	Beginning	Income	(to)	Invest-	Investment	ment	Capital	from	Distri-	Asset	End of	Total		Period	not Subject		not Subject		not Subject		Average		over
Class	of Period	(Loss)	Affiliate	ments	Operations	Income	Gains	Capital	butions	Value	Period	Return(b)		(000’s)	to Cap(c)		to Cap(c)		to Cap(c)		Net Assets		Rate(d)
For the Six-Month Period Ended April 30, 2009 (Unaudited) (e)
A	$10.23	$0.10	$—	$(0.27)	$(0.17)	$(0.24)	$—	$—	$(0.24)	$(0.41)	$9.82	(1.68)	%(f)	$132,921	1.75	%(g)	1.37	%(g)	1.37	%(g)	2.11	%(g)	93%
B	9.40	0.07	—	(0.24)	(0.17)	(0.14)	—	—	(0.14)	(0.31)	9.09	(1.81	) (f)	14,285	2.88	(g)	1.72	(g)	1.72	(g)	1.71	(g)	—
C	9.29	0.06	—	(0.24)	(0.18)	(0.15)	—	—	(0.15)	(0.33)	8.96	(1.97	) (f)	21,954	2.43	(g)	2.18	(g)	2.18	(g)	1.33	(g)	—
I	10.25	0.12	—	(0.28)	(0.16)	(0.31)	—	—	(0.31)	(0.47)	9.78	(1.49	) (f)	196	1.11	(g)	1.11	(g)	1.11	(g)	2.54	(g)	—
R3	10.51	0.10	—	(0.30)	(0.20)	(0.27)	—	—	(0.27)	(0.47)	10.04	(1.83	) (f)	217	2.00	(g)	1.82	(g)	1.82	(g)	2.16	(g)	—
R4	10.58	0.11	—	(0.29)	(0.18)	(0.30)	—	—	(0.30)	(0.48)	10.10	(1.63	) (f)	1,243	1.41	(g)	1.41	(g)	1.41	(g)	2.22	(g)	—
R5	10.60	0.12	—	(0.29)	(0.17)	(0.30)	—	—	(0.30)	(0.47)	10.13	(1.60	) (f)	15	1.39	(g)	1.23	(g)	1.23	(g)	2.57	(g)	—
Y	10.62	0.13	—	(0.29)	(0.16)	(0.31)	—	—	(0.31)	(0.47)	10.15	(1.42	) (f)	99,860	1.00	(g)	1.00	(g)	1.00	(g)	2.68	(g)	—
For the Year Ended October 31, 2008 (e)
A	21.79	0.19	—	(8.49)	(8.30)	(0.06)	(3.20)	—	(3.26)	(11.56)	10.23	(44.50)		151,147	1.47		1.47		1.47		1.23		150
B	20.34	0.07	—	(7.81)	(7.74)	—	(3.20)	—	(3.20)	(10.94)	9.40	(44.86)		17,068	2.45		2.11		2.11		0.50		—
C	20.16	0.08	—	(7.75)	(7.67)	—	(3.20)	—	(3.20)	(10.87)	9.29	(44.92)		23,743	2.20		2.20		2.20		0.54		—
I(h)	17.53	0.06	—	(7.34)	(7.28)	—	—	—	—	(7.28)	10.25	(41.53	) (f)	143	1.00	(g)	1.00	(g)	1.00	(g)	1.19	(g)	—
R3	22.33	0.18	—	(8.77)	(8.59)	(0.03)	(3.20)	—	(3.23)	(11.82)	10.51	(44.70)		74	1.99		1.79		1.79		1.13		—
R4	22.39	0.05	—	(8.59)	(8.54)	(0.07)	(3.20)	—	(3.27)	(11.81)	10.58	(44.39)		1,003	1.52		1.52		1.52		0.54		—
R5	22.45	0.25	—	(8.78)	(8.53)	(0.12)	(3.20)	—	(3.32)	(11.85)	10.60	(44.32)		10	1.10		1.10		1.10		1.57		—
Y	22.48	0.29	—	(8.81)	(8.52)	(0.14)	(3.20)	—	(3.34)	(11.86)	10.62	(44.22)		71,555	0.94		0.94		0.94		1.74		—
For the Year Ended October 31, 2007
A	16.13	0.05	—	6.10	6.15	(0.06)	(0.43)	—	(0.49)	5.66	21.79	39.15	(i)	241,239	1.49		1.49		1.49		0.31		147
B	15.14	(0.07)	—	5.70	5.63	—	(0.43)	—	(0.43)	5.20	20.34	38.17	(i)	37,545	2.46		2.18		2.18		(0.39)		—
C	15.01	(0.07)	—	5.65	5.58	—	(0.43)	—	(0.43)	5.15	20.16	38.17	(i)	31,076	2.21		2.21		2.21		(0.42)		—
R3(j)	17.07	0.06	—	5.20	5.26	—	—	—	—	5.26	22.33	30.81	(f)	28	1.71	(g)	1.71	(g)	1.71	(g)	0.40	(g)	—
R4(k)	17.07	0.09	—	5.23	5.32	—	—	—	—	5.32	22.39	31.17	(f)	13	1.41	(g)	1.41	(g)	1.41	(g)	0.53	(g)	—
R5(l)	17.07	0.13	—	5.25	5.38	—	—	—	—	5.38	22.45	31.52	(f)	13	1.11	(g)	1.11	(g)	1.11	(g)	0.83	(g)	—
Y	16.67	0.05	—	6.39	6.44	(0.20)	(0.43)	—	(0.63)	5.81	22.48	39.91	(i)	127,314	0.95		0.95		0.95		0.84		—
For the Year Ended October 31, 2006 (e)
A	13.13	0.13	—	2.92	3.05	(0.05)	—	—	(0.05)	3.00	16.13	23.25		159,087	1.61		1.57		1.57		0.84		102
B	12.35	0.03	—	2.76	2.79	—	—	—	—	2.79	15.14	22.59		29,125	2.56		2.15		2.15		0.24		—
C	12.27	0.01	—	2.73	2.74	—	—	—	—	2.74	15.01	22.33		20,782	2.33		2.33		2.33		0.06		—
Y	13.55	0.25	—	2.98	3.23	(0.11)	—	—	(0.11)	3.12	16.67	24.00		43,994	1.02		1.02		1.02		1.56		—
For the Year Ended October 31, 2005
A	11.22	0.05	—	1.86	1.91	—	—	—	—	1.91	13.13	17.02		102,393	1.72		1.57		1.57		0.42		119
B	10.64	(0.04)	—	1.75	1.71	—	—	—	—	1.71	12.35	16.07		23,940	2.68		2.35		2.35		(0.36)		—
C	10.57	(0.04)	—	1.74	1.70	—	—	—	—	1.70	12.27	16.08		16,896	2.42		2.35		2.35		(0.37)		—
Y	11.53	0.12	—	1.90	2.02	—	—	—	—	2.02	13.55	17.52		5,612	1.05		1.05		1.05		0.94		—
For the Year Ended October 31, 2004
A	9.66	0.03	—	1.54	1.57	(0.01)	—	—	(0.01)	1.56	11.22	16.20		87,348	1.83		1.65		1.65		0.33		143
B	9.22	(0.05)	—	1.47	1.42	—	—	—	—	1.42	10.64	15.40		23,301	2.77		2.35		2.35		(0.39)		—
C	9.16	(0.05)	—	1.46	1.41	—	—	—	—	1.41	10.57	15.39		15,749	2.48		2.35		2.35		(0.38)		—
Y	9.91	0.11	—	1.56	1.67	(0.05)	—	—	(0.05)	1.62	11.53	16.87		4,288	1.09		1.08		1.08		0.82		—

(a)	Information presented relates to a share outstanding throughout the indicated period.

(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	Per share amounts have been calculated using average shares outstanding method.

(f)	Not annualized.

(g)	Annualized.

(h)	Commenced operations on May 30, 2008.

(i)	Total return without the inclusion of the Payments from (to) Affiliate, as noted on the Statement of Operations, can be found in Expenses in the accompanying Notes to Financial Statements.

(j)	Commenced operations on December 22, 2006.

(k)	Commenced operations on December 22, 2006.

(l)	Commenced operations on December 22, 2006.

22

The Hartford International Opportunities Fund
Directors and Officers (Unaudited)
The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.
Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and three of the Fund’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which collectively consist of 100 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.
The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.
Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its officers or directors who are employed by The Hartford.
Non-Interested Directors
Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.
Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.
Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies.
Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee is Chairman and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions. Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm, from August 2004 to August 2005. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).
William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

23

The Hartford International Opportunities Fund
Directors and Officers (Unaudited) — (continued)
Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.
Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.
Interested Directors and Officers
Thomas M. Marra* (1958) Director since 2002
Mr. Marra has served as President and Chief Operating Officer of The Hartford Financial Services Group, Inc. (“The Hartford”) since 2007. Mr. Marra currently serves as Director of Hartford Life, Inc. (“HL, Inc.”). Mr. Marra served as Chief Operating Officer of Hartford Life Insurance Company, Inc. (“Hartford Life”) (2000-2008), as President of Hartford Life (2002-2008) and as Director of Hartford Life’s Investment Products Division from 1998 to 2000.

*	On February 24, 2009, The Hartford and Mr. Marra determined to enter into a mutually agreed separation whereby Mr. Marra will retire, and his role as an executive officer and employee of The Hartford will terminate, effective July 3, 2009. Mr. Marra will resign his position as a Director of the Fund effective June 25, 2009.
Lowndes A. Smith (1939) Director since 2002, Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.
John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as Chief Executive Officer, President and Director of HL, Inc. Mr. Walters previously served as President of the U.S. Wealth Management Division of Hartford Life, Inc., as Co-Chief Operating Officer of Hartford Life Insurance Company (2007-2008) and as Executive Vice President and Director of its Investment Products Division (2000-2008). Mr. Walters also serves as Chairman of the Board, Chief Executive Officer, President and Director of Hartford Life Insurance Company and as Executive Vice President of The Hartford. In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”).

*	Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 — 2009).
Other Officers
Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 — 2009)) Mr. Arena serves as Executive Vice President of Hartford Life Insurance Company, (“Hartford Life”). Additionally, Mr. Arena is Director and Senior Vice President of Hartford Administrative Services Company, (“HASCO”), Manager, Chief Executive Officer and President of Hartford Investment Financial Services, LLC (“HIFSCO”) and HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division. Mr. Arena joined American Skandia in 1996.
Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.
Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006 and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury, (the “Treasury”), from 2001 to 2006 where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network, (“FinCEN”) from 2005 — 2006.

24

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life Insurance Company. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.
Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant General Counsel and Assistant Vice President of The Hartford and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, Assistant Vice President of Hartford Life, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.
Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life and as Director of its Investment Advisory Group in the Individual Markets Group segment. He also serves as Senior Vice President of HIFSCO and HL Advisors. Prior to joining The Hartford in 2004, Mr. Meyer was with MassMutual which he joined in 1987.
D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life where he serves as Director of mutual fund product management for The Hartford’s mutual funds and 529 college savings businesses. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.
Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 — 2007.
HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2008 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

25

The Hartford International Opportunities Fund
Expense Example (Unaudited)
Your Fund’s Expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2008 through April 30, 2009.
Actual Expenses
The first column of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	October 31,	Beginning	Ending Account	October 31,	Annualized	current	in the
	Account Value	Value	2008 through	Account Value	Value	2008 through	expense	1/2	full
	October 31, 2008	April 30, 2009	April 30, 2009	October 31, 2008	April 30, 2009	April 30, 2009	ratio	year	year
Class A	$1,000.00	$983.23	$6.73	$1,000.00	$1,018.00	$6.85	1.37%	181	365
Class B	$1,000.00	$981.93	$8.45	$1,000.00	$1,016.26	$8.59	1.72	181	365
Class C	$1,000.00	$980.25	$10.70	$1,000.00	$1,013.98	$10.88	2.18	181	365
Class I	$1,000.00	$985.09	$5.46	$1,000.00	$1,019.29	$5.55	1.11	181	365
Class R3	$1,000.00	$981.67	$8.94	$1,000.00	$1,015.76	$9.09	1.82	181	365
Class R4	$1,000.00	$983.66	$6.93	$1,000.00	$1,017.80	$7.05	1.41	181	365
Class R5	$1,000.00	$983.99	$6.05	$1,000.00	$1,018.69	$6.15	1.23	181	365
Class Y	$1,000.00	$985.80	$4.92	$1,000.00	$1,019.83	$5.00	1.00	181	365

26

The Hartford International Small Company Fund

The Hartford International Small Company Fund
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 4/30/01 — 4/30/09
Growth of a $10,000 investment in Class A which includes Sales Charge
S&P EPAC SmallCap Index, formerly S&P/Citigroup Europe Pacific Asia Composite (EPAC) Extended Market Index (EMI), is a developed-market equity index representing the bottom 15% of the cumulative available capital, by country, of the S&P EPAC Broad Market Index (BMI). The S&P EPAC BMI captures all companies in developed market countries, as defined by Standard & Poor’s, within Europe and the Asia Pacific region. To meet the eligibility criteria, companies must have float-adjusted market capitalizations of at least US$100 million and a trailing 12 month trading volume of at least US$50 million. Companies are removed if their float-adjusted market capitalization falls below US$75 million or if their trailing 12 month trading volume falls below US$35 million during the annual index reconstitution.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Investment objective — Seeks capital appreciation.
Average Annual Total Returns(2,3,4) (as of 4/30/09)

	Inception	1	5	Since
	Date	Year	Year	Inception

International Small Co. A#	4/30/01	-44.38%	-0.89%	4.22%
International Small Co. A##	4/30/01	-47.44%	-2.01%	3.48%
International Small Co. B#	4/30/01	-44.58%	-1.54%	3.62%
International Small Co. B##	4/30/01	-47.35%	-1.78%	3.62%
International Small Co. C#	4/30/01	-44.77%	-1.62%	3.46%
International Small Co. C##	4/30/01	-45.33%	-1.62%	3.46%
International Small Co. I#	4/30/01	-44.21%	-0.76%	4.30%
International Small Co. Y#	4/30/01	-44.11%	-0.46%	4.68%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, I and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(3)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2009, which excludes investment transactions as of this date.

(4)	Class I shares commenced operations on 5/31/07. Performance prior to 5/31/07 reflects Class A performance.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Portfolio Managers
Simon H. Thomas	Daniel Maguire, CFA
Vice President	Vice President
How did the Fund perform?
The Class A shares of The Hartford International Small Company Fund returned 3.49%, before sales charge, for the six-month period ended April 30, 2009, underperforming its benchmark, the S&P EPAC SmallCap Index, which returned 5.90% for the same period. The Fund outperformed the 1.86% return of the average fund in the Lipper International Small/Mid Cap Core peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
The benchmark’s positive return for the period masks two significantly different market environments. From the beginning of November through early March stocks fell sharply, reflecting deepening economic worries and concerns over the impact of various governments’ increasing involvement in the global economy. From early March through the end of April stocks staged an historic rally as investors came to believe that a Depression-like scenario was less likely. Sector returns within the S&P EPAC SmallCap Index were generally positive over the period, with particular strength in more economically-sensitive areas like Telecommunication Services (16%), Energy (+15%), and Materials (+13%). Traditionally defensive sectors Consumer Staples (-4%) and Utilities (-3%) fell during the period.
The Fund trailed its benchmark primarily due to weak stock selection in the Industrials, Materials, and Financials sectors. These sectors have some of the most levered, most cyclically-exposed stocks in our investment

2

universe. Selection was stronger in Consumer Staples, Energy, and Consumer Discretionary. Allocation among sectors, which is largely a result of the bottom-up (i.e. stock by stock fundamental research) stock selection process, was additive due to an overweight (i.e. the Fund’s sector position was greater than the benchmark position) position in Health Care and an underweight (i.e. the Fund’s sector position was less than the benchmark position) in Financials.
The largest detractors from relative (i.e. performance of the Fund as measured against the benchmark) performance during the period were Spazio Investment (Financials), Aeon Delight (Industrials), and Antichi Pellettieri (Consumer Discretionary). Shares of Spazio Investment, a Dutch-based real estate company focused on Italy’s industrial real estate market, fell as it appeared that demand for their properties would remain muted. Aeon Delight, a provider of real estate maintenance services in Japan, saw its shares fall on concerns over the strength of its parent company’s balance sheet. Italian leather goods provider Antichi Pellettieri was negatively impacted by slumping global consumer demand, pushing its shares lower. Significant absolute (i.e. total return) detractors also included German pharmaceutical company Stada Arzneimittel (Health Care).
Top contributors to relative returns were Karoon Gas Australia (Energy), Shandong Weigao (Health Care), and ElringKlinger (Consumer Discretionary). Shares of Australian energy exploration company Karoon Gas Australia leapt higher on news of a successful gas find off Australia’s west coast. Hong Kong based medical device company Shandong Weigao benefited from a minority investment from Medtronic, boosting its share price. Shares of German automotive component supplier ElringKlinger rose on a stabilization in the company’s business. Top absolute contributors also included Hochtief (Industrials), a Germany-based global construction company.
What is the outlook?
Looking ahead, we see a period of continued heightened volatility across broader markets. Nevertheless, we are seeing a number of attractive opportunities. In some cases, companies that we have found compelling in the past have fallen back into our size universe and are beginning to meet our valuation criteria.
We select stocks in the Fund one at a time based on their individual merits. At the end of the period we were most overweight Health Care and Energy stocks and most underweight Financials and Consumer Discretionary. Within Health Care, we have been focused on the high margin and recurring revenue potential of equipment & service companies, as well as providers of supplies and consumables, and niche, private sector hospital providers. Our Energy overweight is based on the belief that the sector is well positioned to outperform due to compelling supply and demand fundamentals. We continue to be underweight Financials, where we have avoided exposure to European banks. We remain underweight Consumer Discretionary stocks as we believe many are now expensive after significant share price appreciation.
On a regional basis, our greatest underweight position relative to the benchmark at the end of the period was in the U.K. This was offset by overweight positions in Japan and select Emerging Markets.
Diversification by Industry
as of April 30, 2009

Percentage of
Industry	Net Assets
Automobiles & Components	2.4%
Banks	1.9
Capital Goods	14.7
Commercial & Professional Services	8.7
Consumer Durables & Apparel	2.4
Consumer Services	2.3
Diversified Financials	3.2
Energy	7.9
Food & Staples Retailing	1.5
Food, Beverage & Tobacco	4.0
Health Care Equipment & Services	6.5
Household & Personal Products	1.8
Insurance	3.8
Materials	6.6
Media	1.8
Pharmaceuticals, Biotechnology & Life Sciences	7.1
Real Estate	0.9
Retailing	6.6
Semiconductors & Semiconductor Equipment	3.1
Software & Services	5.0
Technology Hardware & Equipment	2.3
Transportation	3.3
Utilities	2.2
Short-Term Investments	0.4
Other Assets and Liabilities	(0.4)

Total	100.0%

Diversification by Country
as of April 30, 2009

Percentage of
Country	Net Assets
Australia	6.4%
Belgium	1.0
Brazil	1.5
Cayman Islands	1.1
China	1.3
Denmark	1.4
Finland	1.0
France	14.5
Germany	5.1
Guernsey Channel Isle	0.4
Hong Kong	2.2
Italy	3.0
Japan	26.2
Luxembourg	0.3
Netherlands	0.6
Norway	2.6
Singapore	1.3
South Korea	2.6
Spain	0.9
Sweden	3.1
Switzerland	8.7
United Kingdom	14.3
United States	0.5
Short-Term Investments	0.4
Other Assets and Liabilities	(0.4)

Total	100.0%

3

The Hartford International Small Company Fund
Schedule of Investments
April 30, 2009 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 100.0%
	Australia - 6.4%
305	AJ Lucas Group Ltd.	$570
198	Ausenco Ltd.	502
237	Brambles Ltd.	1,015
63	Campbell Brothers	726
621	Incitec Pivot Ltd.	944
245	Karoon Gas Australia Ltd. •	977
76	Sims Metal Management Ltd.	1,099
582	Whitehaven Coal Ltd.	840
89	Worleyparsons Ltd.	1,177

		7,850

	Belgium - 1.0%
4	D’ieteren S.A.	762
24	Umicore	463

		1,225

	Brazil - 1.5%
72	Hypermarcas S.A. •	612
88	Lojas Americanas S.A.	367
63	Lupatech S.A. •	791

		1,770

	Cayman Islands - 1.1%
187	China High Speed Transmission	338
477	Li Ning Co., Ltd.	976

		1,314

	China - 1.3%
24	Mindray Medical International Ltd.	552
25	Perfect World Co., Ltd. ADR •	447
304	Shandong Weigao Group Medical Polymer Co., Ltd.	572

		1,571

	Denmark - 1.4%
22	Carlsberg A/S Class B	1,045
30	H. Lundbeck A/S	549

		1,594

	Finland - 1.0%
20	Kone Oyj Class B	541
41	Nokian Rendaat Oyj	648

		1,189

	France - 14.5%
18	April Group	545
22	BioMerieux S.A.	1,667
32	Bureau Veritas S.A.	1,286
26	Eurofins Scientific	1,454
15	Imerys S.A.	641
58	Korian	1,319
55	Maurel ET Prom	810
17	Orpea •	679
88	Rhodia S.A.	504
51	Scor SE	1,069
21	Seche Environment	1,234
55	Sechilienne S.A.	1,881
15	Vallourec	1,633
18	Vilmorin & Cie	1,717
13	Virbac S.A.	871

		17,310

	Germany - 5.1%
87	ElringKlinger AG	1,266
14	Hochtief AG	675
161	Kontron AG	1,762
124	Praktiker Bau-Und Heimwerkermaerkte Holding AG	897
13	Salzgitter AG	928
5	Vossloh AG	549

		6,077

	Guernsey Channel Isle - 0.4%
259	London & Stamford Property Ltd.	463

	Hong Kong - 2.2%
273	ASM Pacific Technology	1,219
905	Huabao International Holdings Ltd.	640
931	Noble Group Ltd.	807

		2,666

	Italy - 3.0%
155	Antichi Pellettieri S.p.A.	288
87	DiaSorin S.p.A.	1,923
96	Geox S.p.A. •	808
441	Immobiliare Grande Distribuzione •	589

		3,608

	Japan - 26.2%
69	Aeon Delight Co., Ltd.	877
131	Asics Corp.	851
19	Benesse Corp.	719
48	Capcom Co., Ltd.	841
78	Chiyoda Corp.	469
—	EPS Co., Ltd.	1,286
20	FamilyMart Co., Ltd. *	539
35	Ibiden Co., Ltd.	1,035
2	Jupiter Telecommunications Co., Ltd.	1,645
29	Kobayashi Pharmaceutical Co., Ltd.	953
37	Mandom Corp. *	666
161	Mitsui O.S.K. Lines Ltd.	920
36	Miura Co., Ltd.	781
65	Modec, Inc.	937
41	Moshi Moshi Hotline, Inc.	706
118	Nabtesco Corp.	959
8	Nidec Corp.	433
134	Nippon Carbon Co., Ltd.	319
72	Nippon Denko Co., Ltd.	307
108	Nippon Electric Glass Co., Ltd.	879
6	OBIC Co., Ltd.	850
—	Osaka Securities Exchange Co., Ltd.	950
22	Point, Inc.	988
2	Rakuten, Inc.	1,125
133	Securities Carbon Ltd.	482
—	Seven Bank Ltd.	439
252	Shinko Plantech Co., Ltd.	1,677
152	Shionogi & Co., Ltd.	2,617
86	Square Enix Holdings Co., Ltd. *	1,538
33	Sugi Holdings Co., Ltd.	620
51	Sumco Corp.	749
38	Sundrug Co., Ltd.	588
60	Taiyo Nippon Sanso Corp.	420
50	Tokyo Ohka Kogyo Co., Ltd. *	849
198	Toyo Engineering Corp.	630
73	Toyota Boshoku Corp.	928

		31,572

	Luxembourg - 0.3%
45	Acergy S.A.	344

The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 100.0% — (continued)
	Netherlands - 0.6%
14	Smit International N.V.		$774

	Norway - 2.6%
966	DNO International ASA •		816
50	Kongsberg Gruppen ASA •		2,318

			3,134

	Singapore - 1.3%
1,473	Goodpack Ltd.		806
575	Hyflux Ltd.		702

			1,508

	South Korea - 2.6%
39	Korea Plant Service & Engineering Co., Ltd. •		983
5	Megastudy Co., Ltd.		783
10	Mirae Asset Securities Co., Ltd. •		608
5	OCI Co., Ltd.		805

			3,179

	Spain - 0.9%
62	Grifols S.A.		1,082

	Sweden - 3.1%
169	Lundin Petroleum Ab •		1,096
122	Sweco Ab		561
143	Swedish Match Ab		2,040

			3,697

	Switzerland - 8.7%
10	Bachem Holding AG Class B		592
113	Dufry Group		3,022
12	Kuehne & Nagel International AG	.	886
12	Panalpina Welttransport Holding AG		641
93	Paris RE Holdings Ltd.		1,776
130	Temenos Group AG •		1,805
10	Valiant Holding AG		1,803

			10,525

	United Kingdom - 14.3%
217	Babcock International Group plc		1,393
218	Brown (N) Group plc		755
126	Catlin Group Ltd.		650
34	Chemring Group plc		1,066
321	Clapham House Group plc •		352
47	Close Brothers Group plc		430
166	Connaught plc		874
308	Domino’s Pizza UK & IRL plc		928
831	Hampson Industries plc		1,211
246	ICAP plc		1,347
151	IG Group Holdings plc		488
60	James Fisher & Sons plc		397
23	Johnson Matthey plc		409
68	Lancashire Holdings Ltd. •		480
351	Mears Group plc		1,348
120	Rightmove		572
38	Rotork plc		457
143	SSL International plc		1,006
87	Ultra Electronics Holdings plc ‡		1,531
145	VT Group plc		987
60	Wellstream Holdings plc		458

			17,139

	United States - 0.5%
20	Netease.com, Inc. •		588

	Total common stocks (cost $135,810)		$120,179

	Total long-term investments (cost $135,810)		$120,179

SHORT-TERM INVESTMENTS - 0.4%
	Repurchase Agreements - 0.4%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $99, collateralized by GNMA 4.50% - 6.50%, 2038 - 2039, value of $101)
$99	0.18%, 04/30/2009		$99

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $119, collateralized by FHLMC 4.50% - 6.50%, 2035 - 2039, FNMA 4.50% - 6.50%, 2034 - 2047, value of $121)

119	0.17%, 04/30/2009		119

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $166, collateralized by FHLMC 4.00% - 7.00%, 2021 - 2039, FNMA 6.00% - 7.00%, 2034 - 2038, GNMA 4.50% - 7.00%, 2024 - 2039, value of $170)

166	0.17%, 04/30/2009		166
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $1, collateralized by U.S. Treasury Bond 7.50%, 2024, value of $1)
1	0.14%, 04/30/2009		1

UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $36, collateralized by FHLMC 8.00% - 15.00%, 2009 - 2021, FNMA 3.50% - 15.50%, 2012 - 2039, value of $37)

36	0.16%, 04/30/2009		36

			421

	Total short-term investments (cost $421)		$421

	Total investments (cost $136,231) ▲	100.4%	$120,600
	Other assets and liabilities	(0.4)%	(431)

	Total net assets	100.0%	$120,169

The accompanying notes are an integral part of these financial statements.

5

The Hartford International Small Company Fund
Schedule of Investments — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 99.52% of total net assets at April 30, 2009.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

▲	At April 30, 2009, the cost of securities for federal income tax purposes was $152,277 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$7,501
Unrealized Depreciation	(39,178)

Net Unrealized Depreciation	$(31,677)

•	Currently non-income producing.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

*	The cost of securities purchased on a when-issued or delayed delivery basis at April 30, 2009 was $340.
Forward Foreign Currency Contracts Outstanding at April 30, 2009

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value ╪	Amount	Date	(Depreciation)
Australian Dollar (Buy)	$120	$116	05/01/09	$4
British Pound (Buy)	215	213	05/01/09	2
British Pound (Buy)	207	207	05/05/09	—
Danish Krone (Sell)	396	392	05/01/09	(4)
Euro (Sell)	481	476	05/04/09	(5)
Hong Kong Dollar (Buy)	327	327	05/05/09	—
Japanese Yen (Buy)	680	693	05/01/09	(13)
Japanese Yen (Buy)	340	348	05/07/09	(8)
Swiss Franc (Sell)	223	222	05/04/09	(1)

				$(25)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.
Diversification by Industry
as of April 30, 2009

Percentage of
Industry	Net Assets
Automobiles & Components	2.4%
Banks	1.9
Capital Goods	14.7
Commercial & Professional Services	8.7
Consumer Durables & Apparel	2.4
Consumer Services	2.3
Diversified Financials	3.2
Energy	7.9
Food & Staples Retailing	1.5
Food, Beverage & Tobacco	4.0
Health Care Equipment & Services	6.5
Household & Personal Products	1.8
Insurance	3.8
Materials	6.6
Media	1.8
Pharmaceuticals, Biotechnology & Life Sciences	7.1
Real Estate	0.9
Retailing	6.6
Semiconductors & Semiconductor Equipment	3.1
Software & Services	5.0
Technology Hardware & Equipment	2.3
Transportation	3.3
Utilities	2.2
Short-Term Investments	0.4
Other Assets and Liabilities	(0.4)

Total	100.0%

FAS 157 Disclosure of Investment Valuation Hierarchy Levels

Assets:
Investment in securities — Level 1	$3,694
Investment in securities — Level 2	116,906

Total	$120,600

Other financial instruments — Level 2 *	6

Total	$6

Liabilities:
Other financial instruments — Level 2 *	31

Total	$31

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.
The accompanying notes are an integral part of these financial statements.

6

The Hartford International Small Company Fund
Statement of Assets and Liabilities
April 30, 2009 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at fair value (cost $136,231)	$120,600
Cash	344
Foreign currency on deposit with custodian (cost $71)	72
Unrealized appreciation on forward foreign currency contracts	6
Receivables:
Investment securities sold	1,666
Fund shares sold	18
Dividends and interest	555
Other assets	103

Total assets	123,364

Liabilities:
Unrealized depreciation on forward foreign currency contracts	31
Payables:
Investment securities purchased	2,852
Fund shares redeemed	204
Investment management fees	18
Distribution fees	4
Accrued expenses	86

Total liabilities	3,195

Net assets	$120,169

Summary of Net Assets:
Capital stock and paid-in-capital	242,523
Accumulated undistributed net investment income	704
Accumulated net realized loss on investments and foreign currency transactions	(107,421)
Unrealized depreciation of investments and the translation of assets and liabilities denominated in foreign currency	(15,637)

Net assets	$120,169

Shares authorized	350,000

Par value	$0.001

Class A: Net asset value per share/Maximum offering price per share	$7.72/$8.16

Shares outstanding	5,345

Net assets	$41,279

Class B: Net asset value per share	$7.41

Shares outstanding	912

Net assets	$6,754

Class C: Net asset value per share	$7.29

Shares outstanding	1,215

Net assets	$8,854

Class I: Net asset value per share	$7.68

Shares outstanding	149

Net assets	$1,146

Class Y: Net asset value per share	$7.81

Shares outstanding	7,955

Net assets	$62,136

The accompanying notes are an integral part of these financial statements.

7

The Hartford International Small Company Fund
Statement of Operations
For the Six Month Period Ended April 30, 2009 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$1,053
Interest	5
Securities lending	56
Less: Foreign tax withheld	(99)

Total investment income	1,015

Expenses:
Investment management fees	521
Transfer agent fees	187
Distribution fees
Class A	54
Class B	34
Class C	45
Custodian fees	30
Accounting services	10
Registration and filing fees	35
Board of Directors’ fees	2
Audit fees	7
Other expenses	48

Total expenses (before waivers and fees paid indirectly)	973
Expense waivers	(118)
Transfer agent fee waivers	(94)
Commission recapture	(3)
Custodian fee offset	—

Total waivers and fees paid indirectly	(215)

Total expenses, net	758

Net investment income	257

Net Realized Loss on Investments and Foreign Currency Transactions:
Net realized loss on investments in securities	(42,862)
Net realized loss on foreign currency transactions	(569)

Net Realized Loss on Investments and Foreign Currency Transactions	(43,431)

Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	46,950
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	441

Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	47,391

Net Gain on Investments and Foreign Currency Transactions	3,960

Net Increase in Net Assets Resulting from Operations	$4,217

The accompanying notes are an integral part of these financial statements.

8

The Hartford International Small Company Fund
Statement of Changes in Net Assets
(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2009	Year Ended
	(Unaudited)	October 31, 2008
Operations:
Net investment income	$257	$2,445
Net realized loss on investments and foreign currency transactions	(43,431)	(63,277)
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	47,391	(104,723)

Net increase (decrease) in net assets resulting from operations	4,217	(165,555)

Distributions to Shareholders:
From net investment income
Class A	—	(1,501)
Class B	—	(75)
Class C	—	(139)
Class I	(11)	(5)
Class Y	(479)	(1,960)
From net realized gain on investments
Class A	—	(16,627)
Class B	—	(2,221)
Class C	—	(3,750)
Class I	—	(26)
Class Y	—	(14,283)

Total distributions	(490)	(40,587)

Capital Share Transactions:
Class A	(8,596)	(17,854)
Class B	(823)	(505)
Class C	(1,918)	(4,298)
Class I	(370)	2,136
Class Y	4,938	11,404

Net decrease from capital share transactions	(6,769)	(9,117)

Net decrease in net assets	(3,042)	(215,259)
Net Assets:
Beginning of period	123,211	338,470

End of period	$120,169	$123,211

Accumulated undistributed net investment income	$704	$937

The accompanying notes are an integral part of these financial statements.

9

The Hartford International Small Company Fund
Financial Highlights — (Unaudited)
1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-two portfolios. Financial statements for The Hartford International Small Company Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares are sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors through advisory fee-based wrap programs. Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and except that Class B shares automatically convert to Class A shares after 8 years.

Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments will be allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). After the Close Date, existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).
a)	Security Transactions and Investment Income - Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)	Security Valuation - The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary markets, but before the close of the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, ADR’s, exchange traded funds (“ETF’s”)) after the close of the foreign markets but before the close of the Exchange. Securities that are primarily traded on foreign markets may trade on

10

days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange traded equity securities shall be valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time. If it is not possible to determine the last reported sale price or official closing price on the relevant exchange or market at the Valuation Time, the value of the security shall be taken to be the most recent mean between bid and asked prices on such exchange or market at the Valuation Time.

Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

A forward currency contract shall be valued based on the price of the underlying currency at the prevailing interpolated exchange rate, which is a combination of the spot currency rate and the forward currency rate. Spot currency rates and forward currency rates are obtained from an independent pricing service on a daily basis not more than one hour before the Valuation Time.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

c)	Foreign Currency Transactions — The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates on portfolio securities from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)	Securities Lending — The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are fully collateralized at all times with cash and/or U.S. Government Securities and/or repurchase agreements. The cash collateral is then invested in short-term money market instruments. The repurchase agreements are fully collateralized by U.S. Government Securities. The adequacy of the collateral for securities on loan is monitored on a daily basis. For instances where the

11

The Hartford International Small Company Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
market value of collateral falls below the market value of the securities out on loan, such collateral is supplemented on the following business day.

While securities are on loan, the Fund is subject to the following risks: 1) that the borrower may default on the loan and that the collateral could be inadequate in the event the borrower defaults, 2) that the earnings on the collateral invested may not be sufficient to pay fees incurred in connection with the loan, 3) that the principal value of the collateral invested may decline and may not be sufficient to pay back the borrower for the amount of the collateral posted, 4) that the borrower may use the loaned securities to cover a short sale which may place downward pressure on the market prices of the loaned securities, 5) that return of loaned securities could be delayed and could interfere with portfolio management decisions and 6) that any efforts to recall the securities for purposes of voting a proxy may not be effective. The Fund had no securities out on loan as of April 30, 2009.

e)	Joint Trading Account — Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Wellington Management Company, LLP (“Wellington”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

f)	Repurchase Agreements — A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2009.

g)	Forward Foreign Currency Contracts — The Fund may enter into forward foreign currency contracts that obligate the Fund to repurchase/replace or sell currencies at specified future dates. Forward foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

Forward foreign currency contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar.

h)	Indexed Securities — The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund uses these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund had no investments in indexed securities as of April 30, 2009.

i)	Fund Share Valuation and Dividend Distributions to Shareholders — Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income are declared and paid annually. Dividends are paid on shares beginning on the business day after the day when the funds used to purchase the shares are collected by the transfer agent for the Fund. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

12

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences include but are not limited to foreign currency gains and losses, losses deferred due to wash sales adjustments, adjustments related to Passive Foreign Investment Companies and certain derivatives, and excise tax regulations. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

j)	Illiquid and Restricted Securities — The Fund is permitted to invest up to 15% of its net assets in illiquid securities. “Illiquid Securities” are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund had no illiquid or restricted securities as of April 30, 2009.

k)	Securities Purchased on a When-Issued or Delayed-Delivery Basis — Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. As of April 30, 2009, the Fund had entered into outstanding when-issued or forward commitments with a cost of $340.

l)	Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

m)	Financial Accounting Standards Board Financial Accounting Standards No. 157 — Effective November 1, 2008, the Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. Fair value is defined under FAS 157 as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Under FAS 157, a fair value measurement should reflect all of the assumptions that market participants would use in pricing the asset or liability, including assumptions about the risk inherent in a particular valuation technique, the effect of a restriction on the sale or use of an asset, and the risk of nonperformance.

Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized, per FAS 157, into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 — Quoted prices in active markets for identical securities. Level 1 includes exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•	Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 includes debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services and foreign equities, whose value is determined

13

The Hartford International Small Company Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•	Level 3 — Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes and require significant management judgment or estimation. This category includes broker quoted securities, long dated OTC options and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a good representation of exit price.
Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

FAS 157 also requires that a roll forward reconciliation be shown for all Level 3 securities from the beginning of the reporting period to the end of the reporting period. Part of this reconciliation includes transfers in and/or out of Level 3. For purposes of this reconciliation, transfers in are shown at the end of period fair value and transfers out are shown at the beginning of period fair value. During the six-month period ended April 30, 2009, the Fund held no Level 3 securities.

Refer to the valuation hierarchy levels summary found following the Schedule of Investments.

FASB Staff Position No. 157-4 — In April 2009, FASB released FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP FAS 157-4”). FSP FAS 157-4 provides additional guidance on determining whether a market for a financial asset is not active and a transaction is not distressed when measuring fair value under FAS 157. The FSP also requires additional disclosure detail on debt and equity securities by major investment categories. FSP FAS 157-4 is effective for interim and annual periods ending after June 15, 2009. At this time, management is evaluating the implications of FSP FAS 157-4 and does not believe it will impact valuation but will require additional disclosure. This additional disclosure has not yet been implemented.

n)	Financial Accounting Standards Board Financial Accounting Standards No. 161 — In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires companies to disclose information detailing the objectives and strategies for using derivative instruments, the level of derivative activity entered into by the company and any credit risk-related contingent features of the agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and has not yet implemented the new disclosure standard.

o)	Indemnifications: Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
3.	Federal Income Taxes:
a)	Federal Income Taxes — For federal income tax purposes, the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and the Fund intends to distribute substantially all of its income and gains during the calendar year ending December 31, 2009. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

14

b)	The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2008	October 31, 2007
Ordinary Income	$25,072	$16,470
Long-Term Capital Gains *	15,515	9,615

*	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC code Sec. 852(b)(3)(C).
As of October 31, 2008, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$479
Accumulated Capital Losses*	$(47,944)
Unrealized Depreciation†	$(78,616)

Total Accumulated Deficit	$(126,081)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable to the tax deferral of wash sales losses, the mark-to-market adjustment for certain derivatives in accordance with IRC Sec. 1256, the mark to market for Passive Foreign Investment Companies and basis differences in real estate investment trusts.
c)	Reclassification of Capital Accounts — In accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Fund has recorded reclassifications in its capital accounts. These reclassifications had no impact on the NAV of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. As of October 31, 2008, the Fund recorded reclassifications to increase undistributed net investment income by $265, decrease accumulated net realized loss by $241, and decrease paid in capital by $24.

d)	Capital Loss Carryforward — At October 31, 2008 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year	Amount
2016	$47,944

Total	$47,944

e)	Financial Accounting Standards Board Interpretation No. 48 — On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. The Fund adopted FIN 48 for fiscal years beginning after December 15, 2006. Management has evaluated the implications of FIN 48 for all open tax years (tax years ended October 31, 2006 — 2008) and has determined there is no impact to the Fund’s financial statements.
4.	Expenses:

15

The Hartford International Small Company Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
a)	Investment Management Agreements — Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with The Hartford Mutual Funds, Inc. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the six-month period ended April 30, 2009; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.9000%
On next $500 million	0.8500%
On next $4 billion	0.8000%
On next $5 billion	0.7975%
Over $10 billion	0.7950%
b)	Accounting Services Agreement — Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting service fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%
c)	Operating Expenses — Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the six-month period ended April 30, 2009, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class Y
1.60%	2.35%	2.35%	1.35%	1.20%
d)	Fees Paid Indirectly — The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the six-month period ended April 30, 2009, these amounts are included in the Statement of Operations.

16

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Annualized
	Six-Month
	Period	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Ended April	October 31,	October 31,	October 31,	October 31,	October 31,
	30, 2009	2008	2007	2006	2005	2004
Class A Shares	1.32%	1.52%	1.49%	1.58%	1.55%	1.60%
Class B Shares	1.68	2.13	2.25	2.22	2.30	2.30
Class C Shares	2.07	2.28	2.23	2.33	2.30	2.29
Class I Shares	1.31	1.16	1.18 *
Class Y Shares	1.13	1.01	1.01	1.18	1.15	1.15

*	From May 31, 2007 (commencement of operations), through October 31, 2007
e)	Distribution and Service Plan for Class A, B and C Shares — HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2009, HIFSCO received front-end load sales charges of $40 and contingent deferred sales charges of $15 from the Fund.

The Fund has adopted Distribution and Service Plans in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B and C shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Funds provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of only up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the Distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2009, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $12. These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions — Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2009, a portion of the Fund’s chief compliance officer’s salary was paid by the Fund in an amount, which rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO was compensated $122 for providing such services. These fees are accrued daily and paid monthly.

17

The Hartford International Small Company Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
5.	Investment Transactions:

For the six-month period ended April 30, 2009, the Fund’s aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$80,742
Sales Proceeds Excluding U.S. Government Obligations	87,579
6.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2009 and the year ended October 31, 2008:

	For the Six-Month Period Ended April 30, 2009					For the Year Ended October 31, 2008
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	403	—	(1,596)	—	(1,193)	2,993	1,057	(6,034)	—	(1,984)
Amount	$2,992	$—	$(11,588)	$—	$(8,596)	$39,053	$15,812	$(72,719)	$—	$(17,854)
Class B
Shares	37	—	(157)	—	(120)	156	150	(402)	—	(96)
Amount	$259	$—	$(1,082)	$—	$(823)	$2,020	$2,156	$(4,681)	$—	$(505)
Class C
Shares	141	—	(422)	—	(281)	304	230	(963)	—	(429)
Amount	$994	$—	$(2,912)	$—	$(1,918)	$3,886	$3,279	$(11,463)	$—	$(4,298)
Class I
Shares	3	1	(56)	—	(52)	265	2	(76)	—	191
Amount	$22	$10	$(402)	$—	$(370)	$2,796	$29	$(689)	$—	$2,136
Class Y
Shares	1,028	61	(378)	—	711	1,470	1,072	(2,550)	—	(8)
Amount	$7,194	$479	$(2,735)	$—	$4,938	$19,741	$16,242	$(24,579)	$—	$11,404
The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued and Class B shares redeemed) for the six-month period ended April 30, 2009 and the year ended October 31, 2008:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2009	9	$66
For the Year Ended October 31, 2008	31	$393
7.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. During the six-month period ended April 30, 2009, the Fund did not have any borrowings under this facility.

8.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

18

The Hartford International Small Company Fund
Financial Highlights — (Unaudited)

	- Selected Per-Share Data - (a)											- Ratios and Supplemental Data -
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
															Net Assets		Net Assets		Net Assets
															Before		After		After
				Net											Waivers		Waivers		Waivers
				Realized											and		and		and
				and Un-			Distrib-			Net					Reimburse-		Reimburse-		Reimburse-		Ratio of
		Net	Pay-	realized		Dividends	utions			Increase	Net				ments and		ments and		ments and		Net Invest-		Port-
	Net Asset	Invest-	ments	Gain		from Net	from	Distri-		(Decrease)	Asset			Net Assets	Including		Including		Excluding		ment		folio
	Value at	ment	from	(Loss) on	Total from	Invest-	Realized	butions	Total	in Net	Value at			at End of	Expenses		Expenses		Expenses		Income to		Turn-
	Beginning	Income	(to)	Invest-	Investment	ment	Capital	from	Distri-	Asset	End of	Total		Period	not Subject		not Subject		not Subject		Average		over
Class	of Period	(Loss)	Affiliate	ments	Operations	Income	Gains	Capital	butions	Value	Period	Return(b)		(000’s)	to Cap(c)		to Cap(c)		to Cap(c)		Net Assets		Rate(d)
For the Six-Month Period Ended April 30, 2009 (Unaudited) (e)
A	$7.45	$0.01	$—	$0.26	$0.27	$—	$—	$—	$—	$0.27	$7.72	3.49	%(f)	$41,279	1.96	%(g)	1.33	%(g)	1.33	%(g)	0.36	%(g)	70%
B	7.16	—	—	0.25	0.25	—	—	—	—	0.25	7.41	3.35	(f)	6,754	3.10	(g)	1.68	(g)	1.68	(g)	0.04	(g)	—
C	7.06	(0.01)	—	0.24	0.23	—	—	—	—	0.23	7.29	3.11	(f)	8,854	2.70	(g)	2.08	(g)	2.08	(g)	(0.37	) (g)	—
I	7.47	0.01	—	0.26	0.27	(0.06)	—	—	(0.06)	0.21	7.68	3.59	(f)	1,146	1.31	(g)	1.31	(g)	1.31	(g)	0.35	(g)	—
Y	7.60	0.03	—	0.25	0.28	(0.07)	—	—	(0.07)	0.21	7.81	3.62	(f)	62,136	1.13	(g)	1.13	(g)	1.13	(g)	0.69	(g)	—
For the Year Ended October 31, 2008 (e)
A	17.99	0.10	—	(8.53)	(8.43)	(0.16)	(1.95)	—	(2.11)	(10.54)	7.45	(52.67)		48,739	1.52		1.52		1.52		0.79		121
B	17.35	0.02	—	(8.20)	(8.18)	(0.06)	(1.95)	—	(2.01)	(10.19)	7.16	(52.96)		7,392	2.53		2.13		2.13		0.18		—
C	17.16	—	—	(8.08)	(8.08)	(0.07)	(1.95)	—	(2.02)	(10.10)	7.06	(53.00)		10,563	2.28		2.28		2.28		0.02		—
I	18.02	0.11	—	(8.48)	(8.37)	(0.23)	(1.95)	—	(2.18)	(10.55)	7.47	(52.43)		1,497	1.16		1.16		1.16		1.23		—
Y	18.26	0.18	—	(8.66)	(8.48)	(0.23)	(1.95)	—	(2.18)	(10.66)	7.60	(52.32)		55,020	1.01		1.01		1.01		1.36		—
For the Year Ended October 31, 2007
A	16.19	0.03	—	3.92	3.95	(0.15)	(2.00)	—	(2.15)	1.80	17.99	27.90		153,290	1.49		1.49		1.49		0.33		96
B	15.72	(0.05)	—	3.76	3.71	(0.08)	(2.00)	—	(2.08)	1.63	17.35	26.97		19,562	2.44		2.26		2.26		(0.47)		—
C	15.55	(0.02)	—	3.69	3.67	(0.06)	(2.00)	—	(2.06)	1.61	17.16	26.98		33,033	2.23		2.23		2.23		(0.43)		—
I(h)	17.10	0.02	—	0.90	0.92	—	—	—	—	0.92	18.02	5.38	(f)	174	1.19	(g)	1.19	(g)	1.19	(g)	0.77	(g)	—
Y	16.37	0.02	—	4.06	4.08	(0.19)	(2.00)	—	(2.19)	1.89	18.26	28.48		132,411	1.01		1.01		1.01		0.75		—
For the Year Ended October 31, 2006 (e)
A	14.27	0.08	—	3.62	3.70	(0.25)	(1.53)	—	(1.78)	1.92	16.19	29.36		69,998	1.74		1.60		1.60		0.56		107
B	13.91	(0.01)	—	3.51	3.50	(0.16)	(1.53)	—	(1.69)	1.81	15.72	28.51		11,960	2.66		2.24		2.24		(0.08)		—
C	13.78	(0.03)	—	3.48	3.45	(0.15)	(1.53)	—	(1.68)	1.77	15.55	28.35		18,486	2.43		2.35		2.35		(0.22)		—
Y	14.41	0.15	—	3.64	3.79	(0.30)	(1.53)	—	(1.83)	1.96	16.37	29.89		86,707	1.20		1.20		1.20		0.97		—
For the Year Ended October 31, 2005
A	13.44	0.06	—	2.25	2.31	—	(1.48)	—	(1.48)	0.83	14.27	18.90		34,896	1.82		1.60		1.60		0.71		112
B	13.23	—	—	2.16	2.16	—	(1.48)	—	(1.48)	0.68	13.91	17.96		6,101	2.78		2.35		2.35		(0.02)		—
C	13.12	(0.01)	—	2.15	2.14	—	(1.48)	—	(1.48)	0.66	13.78	17.96		12,614	2.46		2.35		2.35		(0.06)		—
Y	13.54	0.12	—	2.27	2.39	(0.04)	(1.48)	—	(1.52)	0.87	14.41	19.40		65,828	1.28		1.20		1.20		1.13		—
For the Year Ended October 31, 2004
A	12.93	0.07	—	1.31	1.38	—	(0.87)	—	(0.87)	0.51	13.44	11.39		23,934	1.99		1.65		1.65		0.90		119
B	12.82	0.02	—	1.26	1.28	—	(0.87)	—	(0.87)	0.41	13.23	10.62		3,726	2.89		2.35		2.35		0.15		—
C	12.72	0.03	—	1.24	1.27	—	(0.87)	—	(0.87)	0.40	13.12	10.63		10,072	2.60		2.35		2.35		0.27		—
Y	13.02	0.14	—	1.30	1.44	(0.05)	(0.87)	—	(0.92)	0.52	13.54	11.80		42,449	1.41		1.20		1.20		1.26		—

(a)	Information presented relates to a share outstanding throughout the indicated period.

(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	Per share amounts have been calculated using average shares outstanding method.

(f)	Not annualized.

(g)	Annualized.

(h)	Commenced operations on May 31, 2007.

19

The Hartford International Small Company Fund
Directors and Officers (Unaudited)
The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.
Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and three of the Fund’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which collectively consist of 100 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.
The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.
Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its officers or directors who are employed by The Hartford.
Non-Interested Directors
Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.
Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.
Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies.
Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee is Chairman and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions. Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm, from August 2004 to August 2005. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).
William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

20

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.
Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.
Interested Directors and Officers
Thomas M. Marra* (1958) Director since 2002
Mr. Marra has served as President and Chief Operating Officer of The Hartford Financial Services Group, Inc. (“The Hartford”) since 2007. Mr. Marra currently serves as Director of Hartford Life, Inc. (“HL, Inc.”). Mr. Marra served as Chief Operating Officer of Hartford Life Insurance Company, Inc. (“Hartford Life”) (2000-2008), as President of Hartford Life (2002-2008) and as Director of Hartford Life’s Investment Products Division from 1998 to 2000.

*	On February 24, 2009, The Hartford and Mr. Marra determined to enter into a mutually agreed separation whereby Mr. Marra will retire, and his role as an executive officer and employee of The Hartford will terminate, effective July 3, 2009. Mr. Marra will resign his position as a Director of the Fund effective June 25, 2009.
Lowndes A. Smith (1939) Director since 2002, Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.
John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as Chief Executive Officer, President and Director of HL, Inc. Mr. Walters previously served as President of the U.S. Wealth Management Division of Hartford Life, Inc., as Co-Chief Operating Officer of Hartford Life Insurance Company (2007-2008) and as Executive Vice President and Director of its Investment Products Division (2000-2008). Mr. Walters also serves as Chairman of the Board, Chief Executive Officer, President and Director of Hartford Life Insurance Company and as Executive Vice President of The Hartford. In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”).

* Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 – 2009).
Other Officers
Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 – 2009))
Mr. Arena serves as Executive Vice President of Hartford Life Insurance Company, (“Hartford Life”). Additionally, Mr. Arena is Director and Senior Vice President of Hartford Administrative Services Company, (“HASCO”), Manager, Chief Executive Officer and President of Hartford Investment Financial Services, LLC (“HIFSCO”) and HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division. Mr. Arena joined American Skandia in 1996.
Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.
Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006 and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury, (the “Treasury”), from 2001 to 2006 where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network, (“FinCEN”) from 2005 – 2006.

21

The Hartford International Small Company Fund
Directors and Officers (Unaudited) — (continued)
Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life Insurance Company. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.
Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant General Counsel and Assistant Vice President of The Hartford and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, Assistant Vice President of Hartford Life, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.
Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life and as Director of its Investment Advisory Group in the Individual Markets Group segment. He also serves as Senior Vice President of HIFSCO and HL Advisors. Prior to joining The Hartford in 2004, Mr. Meyer was with MassMutual which he joined in 1987.
D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life where he serves as Director of mutual fund product management for The Hartford’s mutual funds and 529 college savings businesses. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.
Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 – 2007.
HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2008 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

22

The Hartford International Small Company Fund
Expense Example (Unaudited)
Your Fund’s Expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2008 through April 30, 2009.
Actual Expenses
The first column of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	October 31, 2008	Beginning	Ending Account	October 31,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2008 through	expense	1/2	full
	October 31, 2008	April 30, 2009	April 30, 2009	October 31, 2008	April 30, 2009	April 30, 2009	ratio	year	year
Class A	$1,000.00	$1,034.85	$6.71	$1,000.00	$1,018.19	$6.65	1.33%	181	365
Class B	$1,000.00	$1,033.47	$8.47	$1,000.00	$1,016.46	$8.39	1.68	181	365
Class C	$1,000.00	$1,031.11	$10.47	$1,000.00	$1,014.48	$10.38	2.08	181	365
Class I	$1,000.00	$1,035.89	$6.61	$1,000.00	$1,018.29	$6.55	1.31	181	365
Class Y	$1,000.00	$1,036.17	$5.70	$1,000.00	$1,019.19	$5.65	1.13	181	365

23

The Hartford MidCap Fund

The Hartford MidCap Fund
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 4/30/99 — 4/30/09
Growth of a $10,000 investment in Class A which includes Sales Charge
S&P 400 MidCap Index is an unmanaged index of common stocks of companies chosen by S&P designed to represent price movements in the midcap U.S. equity market.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Investment objective — Seeks long-term growth of capital.
Average Annual Total Returns(2,3,4) (as of 4/30/09)

	Inception	1	5	10	Since
	Date	Year	Year	Year	Inception
MidCap A#	12/31/97	-31.95%	2.77%	7.53%	9.87%
MidCap A##	12/31/97	-35.70%	1.61%	6.92%	9.33%
MidCap B#	12/31/97	-32.49%	1.98%	NA*	NA*
MidCap B##	12/31/97	-35.87%	1.75%	NA*	NA*
MidCap C#	12/31/97	-32.43%	2.06%	6.81%	9.13%
MidCap C##	12/31/97	-33.10%	2.06%	6.81%	9.13%
MidCap I#	12/31/97	-31.86%	2.80%	7.54%	9.89%
MidCap Y#	12/31/97	-31.65%	3.23%	8.05%	10.39%

#	Without sales charge

##	With sales charge

NA	Not Applicable

*	10 year and inception returns are not applicable for Class B because after 8 years Class B converts to Class A.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(3)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2009, which excludes investment transactions as of this date.

(4)	Class C shares commenced operations on 7/31/98. Performance prior to 7/31/98 reflects Class B performance less Class C sales charges where applicable. Class I shares commenced operations on 2/27/09. Performance prior to 2/27/09 reflects Class A performance.
Portfolio Manager
Phillip H. Perelmuter
Senior Vice President, Partner
How did the Fund perform?
The Class A shares of The Hartford MidCap Fund returned -1.65%, before sales charge, for the six-month period ended April 30, 2009, underperforming its benchmark, the S&P MidCap 400 Index, which returned -0.18% for the same period. The Fund outperformed the -1.75% return of the average fund in the Lipper Mid-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
The global equity markets were volatile during the period, reflecting investors’ fluctuating reactions to economic data and the U.S. government’s involvement to help mitigate the financial crisis. The broad U.S. equity market posted negative returns for the period, despite rallying significantly post mid-March lows. Mid cap stocks (-0.2%) outperformed small (-8.4%) and large cap stocks (-8.5%) during the period, as measured by the S&P MidCap 400, Russell 2000 and S&P 500 indices, respectively. Growth stocks (0.7%) significantly out-paced Value (-8.1%) during the period, as measured by the Russell 2500 Growth and Russell 2500 Value indices. Within the S&P MidCap 400 Index, five out of ten sectors posted negative returns. Financials (-14%) and Energy (-7%) lagged the most while Consumer Discretionary (13%) and Information Technology (11%) were the best performers.
Overall underperformance versus the benchmark was driven by weak security selection, primarily within Information Technology, Consumer Discretionary and Energy. This did not offset stronger

2

positive stock selection within Industrials and Financials. Sector allocations, driven by our bottom-up (i.e. stock by stock fundamental research) stock selection process, contributed to relative (i.e. performance of the Fund as measured against the benchmark) returns during the period, primarily due to an underweight (i.e. the Fund’s sector position was less than the benchmark position) position in the weaker-performing Financials sector and overweight (i.e. the Fund’s sector position was greater than the benchmark position) positions in Information Technology and Health Care.
Top detractors from relative performance included M & T Bank (Financials), NCR (Information Technology), and Marsh & McLennan (Financials). Shares of U.S. mid-Atlantic regional bank M&T Bank fell during the period as investors worried about uncertain future loan losses, potential government ownership and regulatory changes. Shares of NCR, an ATM and point-of-sale equipment and services company, declined following the company’s reported drop in quarterly profits and lower-than-expected management guidance. Shares of global reinsurance broker Marsh & McLennan declined as the company faced growing concerns that the adverse global economic and financial environment would pressure results in the firm’s consulting and risk technology divisions.
Top contributors to relative and absolute (i.e. total return) returns included Life Technologies (Health Care), Best Buy (Consumer Discretionary) and O’Reilly Automotive (Consumer Discretionary). Life Technologies, created through the recent merger of Invitrogen and Applied Biosystems, is a provider of tools and cultures used in genetic research and drug development. The company’s shares rose during the period due to Wall Street’s expectations that the company would benefit from strong synergies after the merger. Consumer electronics specialty retailer Best Buy benefited from management’s above-consensus earnings report and increased guidance due to better-than-expected consumer demand and strong sales of notebook computers and mobile phone devices. The company also benefited from the demise of competitor Circuit City, which liquidated their stores earlier in the year. Shares of specialty automotive aftermarket parts retailer O’Reilly Automotive benefited from strong comparable store sales and growing confidence in the synergies from the company’s recent acquisition of CSK Auto.
What is the outlook?
The “leading indicator” we rely on most heavily in selecting stocks for the portfolio is the mosaic of information we are able to glean through our many meetings with company management teams. Right now we are paying particularly close attention to the tone of these meetings to help us divine whether things are getting better or worse. Signs of improvement — or even lessening deterioration — can have a powerful influence on sentiment and stock prices. Broadly speaking, at this point it sounds as though business activity is flattening as opposed to declining: operations have been streamlined, inventories slashed, and expectations reined in. Stabilization alone could lead to some upside surprises. At the same time stimulus programs are rapidly advancing from the idea stage to actual funding. And while credit markets remain tight, they are beginning to show signs of healing.
Our efforts are focused on picking stocks based on a bottom-up review of their fundamentals. As a result of these individual stock decisions, we ended the period with our most significant overweight positions relative to the benchmark in the Information Technology, Consumer Discretionary, and Consumer Staples sectors. Our largest underweights relative to the benchmark were in Industrials, Materials, and Financials.
Diversification by Industry
as of April 30, 2009

Percentage of
Industry	Net Assets

Banks	2.6%
Capital Goods	7.5
Commercial & Professional Services	2.5
Consumer Durables & Apparel	2.2
Consumer Services	4.2
Diversified Financials	0.7
Energy	7.4
Food & Staples Retailing	2.4
Food, Beverage & Tobacco	2.1
Health Care Equipment & Services	8.4
Household & Personal Products	0.9
Insurance	8.1
Materials	3.9
Media	2.3
Pharmaceuticals, Biotechnology & Life Sciences	4.3
Real Estate	3.8
Retailing	8.6
Semiconductors & Semiconductor Equipment	2.2
Software & Services	8.4
Technology Hardware & Equipment	5.7
Telecommunication Services	1.0
Transportation	1.1
Utilities	5.1
Short-Term Investments	5.1
Other Assets and Liabilities	(0.5)

Total	100.0%

3

The Hartford MidCap Fund
Schedule of Investments
April 30, 2009 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 95.4%
	Banks - 2.6%
280	M&T Bank Corp.	$14,679
270	People’s United Financial, Inc.	4,224
861	PNC Financial Services Group, Inc.	34,178

		53,081

	Capital Goods - 7.5%
687	AMETEK, Inc.	22,119
440	Illinois Tool Works, Inc.	14,443
493	Kennametal, Inc.	10,076
971	Lennox International, Inc.	30,978
1,094	PACCAR, Inc.	38,778
387	Parker-Hannifin Corp.	17,555
243	Precision Castparts Corp.	18,153

		152,102

	Commercial & Professional Services - 2.5%
200	Dun & Bradstreet Corp.	16,296
577	Equifax, Inc.•	16,817
901	Republic Services, Inc.	18,928

		52,041

	Consumer Durables & Apparel - 2.2%
1,817	Mattel, Inc.	27,181
37	NVR, Inc. •	18,547

		45,728

	Consumer Services - 4.2%
324	Apollo Group, Inc. Class A •	20,369
647	Corinthian Colleges, Inc. •	9,961
256	DeVry, Inc.	10,878
205	ITT Educational Services, Inc. •	20,617
649	Scientific Games Corp. Class A •	11,358
56	Strayer Education, Inc.	10,645

		83,828

	Diversified Financials - 0.7%
56	BlackRock, Inc.	8,176
325	Jefferies Group, Inc.	6,356

		14,532

	Energy - 7.4%
1,064	Denbury Resources, Inc. •	17,328
740	Forest Oil Corp. •	11,840
319	Helmerich & Payne, Inc.	9,844
699	Nabors Industries Ltd. •	10,626
608	Noble Energy, Inc.	34,510
833	Smith International, Inc.	21,533
717	St. Mary Land & Exploration Co.	12,809
711	Ultra Petroleum Corp.•	30,414

		148,904

	Food & Staples Retailing - 2.4%
125	BJ’s Wholesale Club, Inc. •	4,158
978	Kroger Co.	21,153
1,404	Supervalu, Inc.	22,947

		48,258

	Food, Beverage & Tobacco - 2.1%
1,529	Coca-Cola Enterprises, Inc.	26,086
517	Pepsi Bottling Group, Inc.	16,156

		42,242

	Health Care Equipment & Services - 8.4%
658	Beckman Coulter, Inc.	34,579
249	Cerner Corp. •	13,391
141	Edwards Lifesciences Corp. •	8,905
283	Humana, Inc. •	8,136
424	Omnicare, Inc.	10,896
1,437	Patterson Cos., Inc. •	29,409
857	St. Jude Medical, Inc. •	28,720
279	Universal Health Services, Inc. Class B	14,062
209	Varian Medical Systems, Inc. •	6,964
323	Zimmer Holdings, Inc. •	14,205

		169,267

	Household & Personal Products - 0.9%
332	Clorox Co.	18,586

	Insurance - 8.1%
460	Aflac, Inc.	13,290
556	AON Corp.	23,463
264	Axis Capital Holdings Ltd.	6,515
340	Everest Re Group Ltd.	25,340
449	Fidelity National Financial, Inc.	8,140
163	First American Financial Corp.	4,574
523	Marsh & McLennan Cos., Inc.	11,033
143	PartnerRe Ltd.	9,772
2,016	Unum Group	32,943
1,164	W.R. Berkley Corp.	27,839
6	White Mountains Insurance Group Ltd.	1,210

		164,119

	Materials - 3.9%
621	Ball Corp.	23,428
308	Cliff’s Natural Resources, Inc.	7,111
286	FMC Corp.	13,912
278	Mosaic Co.	11,241
577	Nucor Corp.	23,458

		79,150

	Media - 2.3%
1,350	DreamWorks Animation SKG, Inc. •	32,405
530	Scripps Networks Interactive Class A	14,551

		46,956

	Pharmaceuticals, Biotechnology & Life Sciences - 4.3%
1,310	Amylin Pharmaceuticals, Inc. •	14,336
646	Life Technologies Corp. •	24,096
251	Myriad Genetics, Inc. •	9,755
184	OSI Pharmaceuticals, Inc. •	6,170
275	Perrigo Co.	7,125
500	Pharmaceutical Product Development, Inc.	9,795
555	Regeneron Pharmaceuticals, Inc. •	7,358
290	Vertex Pharmaceuticals, Inc. •	8,938

		87,573

	Real Estate - 3.8%
251	CB Richard Ellis Group, Inc. Class A •	1,884
1,181	Host Hotels & Resorts, Inc.	9,083
844	Kimco Realty Corp.	10,145
356	Liberty Property Trust	8,658
109	Mack-Cali Realty Corp.	2,936
189	Public Storage	12,659
116	Regency Centers Corp.	4,361
547	Simon Property Group, Inc.	28,230

		77,956

	Retailing - 8.6%
632	Advance Automotive Parts, Inc.	27,628
148	AutoZone, Inc. •	24,593
715	Best Buy Co., Inc.	27,453
1,008	O’Reilly Automotive, Inc. •	39,161
365	Sherwin-Williams Co.	20,668
The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 95.4% — (continued)
	Retailing - 8.6% — (continued)
1,652	Staples, Inc.	$34,066

		173,569

	Semiconductors & Semiconductor Equipment - 2.2%
778	Altera Corp.	12,683
1,125	Lam Research Corp. •	31,371

		44,054

	Software & Services - 8.4%
544	Adobe Systems, Inc. •	14,886
419	BMC Software, Inc. •	14,520
238	Factset Research Systems, Inc.	12,733
329	Global Payments, Inc.	10,541
835	Micros Systems. •	17,508
1,670	Red Hat, Inc. •	28,832
1,011	VeriSign, Inc. •	20,798
2,997	Western Union Co.	50,192

		170,010

	Technology Hardware & Equipment - 5.7%
827	Diebold, Inc.	21,858
148	Itron, Inc. •	6,790
526	Juniper Networks, Inc. •	11,390
1,647	NCR Corp. •	16,714
2,012	NetApp, Inc. •	36,825
1,318	Teradata Corp. •	22,032

		115,609

	Telecommunication Services - 1.0%
637	American Tower Corp. Class A •	20,225

	Transportation - 1.1%
465	J.B. Hunt Transport Services, Inc.	13,075
288	Landstar System, Inc.	10,252

		23,327

	Utilities - 5.1%
1,508	Northeast Utilities	31,692
1,479	UGI Corp.	33,917
460	Wisconsin Energy Corp.	18,394
952	Xcel Energy, Inc.	17,558

		101,561

	Total common stocks (cost $2,087,136)	$1,932,678

	Total long-term investments (cost $2,087,136)	$1,932,678

SHORT-TERM INVESTMENTS - 5.1%
	Repurchase Agreements - 5.1%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $24,362, collateralized by GNMA 4.50% - 6.50%, 2038 - 2039, value of $24,849)
$24,362	0.18%, 04/30/2009	$24,362

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $29,154, collateralized by FHLMC 4.50% - 6.50%, 2035 - 2039, FNMA 4.50% - 6.50%, 2034 - 2047, value of $29,737)

29,154	0.17%, 04/30/2009	29,154

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $40,736, collateralized by FHLMC 4.00% - 7.00%, 2021 - 2039, FNMA 6.00% - 7.00%, 2034 - 2038, GNMA 4.50% - 7.00%, 2024 - 2039, value of $41,551)

40,736	0.17%, 04/30/2009	40,736
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $137, collateralized by U.S. Treasury Bond 7.50%, 2024, value of $141)
137	0.14%, 04/30/2009	137

UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $8,786, collateralized by FHLMC 8.00% - 15.00%, 2009 - 2021, FNMA 3.50% - 15.50%, 2012 - 2039, value of $8,962)

8,786	0.16%, 04/30/2009	8,786

		103,175

	Total short-term investments (cost $103,175)	$103,175

Total investments (cost $2,190,311) ▲	100.5%	$2,035,853
Other assets and liabilities	(0 .5)%	(9,477)

Total net assets	100.0%	$2,026,376

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2009, the cost of securities for federal income tax purposes was $2,202,918 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$138,629
Unrealized Depreciation	(305,694)

Net Unrealized Depreciation	$(167,065)

•	Currently non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.
FAS 157 Disclosure of Investment Valuation Hierarchy Levels

Assets:
Investment in securities — Level 1	$1,932,678
Investment in securities — Level 2	103,175

Total	$2,035,853

The accompanying notes are an integral part of these financial statements.

5

The Hartford MidCap Fund
Statement of Assets and Liabilities
April 30, 2009 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at fair value (cost $2,190,311)	$2,035,853
Cash	1
Receivables:
Investment securities sold	15,929
Fund shares sold	11,810
Dividends and interest	832
Other assets	308

Total assets	2,064,733

Liabilities:
Payables:
Investment securities purchased	33,630
Fund shares redeemed	3,527
Investment management fees	245
Distribution fees	126
Accrued expenses	829

Total liabilities	38,357

Net assets	$2,026,376

Summary of Net Assets:
Capital stock and paid-in-capital	2,609,764
Accumulated distribution in excess of net investment income	(834)
Accumulated net realized loss on investments	(428,096)
Unrealized depreciation of investments	(154,458)

Net assets	$2,026,376

Shares authorized	510,000

Par value	$0.001

Class A: Net asset value per share/Maximum offering price per share	$14.31/$15.14

Shares outstanding	97,798

Net assets	$1,399,350

Class B: Net asset value per share	$12.55

Shares outstanding	11,560

Net assets	$145,070

Class C: Net asset value per share	$12.67

Shares outstanding	22,361

Net assets	$283,420

Class I: Net asset value per share	$14.33

Shares outstanding	997

Net assets	$14,290

Class Y: Net asset value per share	$15.53

Shares outstanding	11,863

Net assets	$184,246

The accompanying notes are an integral part of these financial statements.

6

The Hartford MidCap Fund
Statement of Operations
For the Six Month Period Ended April 30, 2009 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$11,798
Interest	81
Securities lending	114

Total investment income	11,993

Expenses:
Investment management fees	6,620
Transfer agent fees	2,479
Distribution fees
Class A	1,504
Class B	766
Class C	1,227
Custodian fees	13
Accounting services	122
Registration and filing fees	67
Board of Directors’ fees	21
Audit fees	29
Other expenses	480

Total expenses (before waivers and fees paid indirectly)	13,328
Expense waivers	(209)
Transfer agent fee waivers	(199)
Commission recapture	(92)
Custodian fee offset	(1)

Total waivers and fees paid indirectly	(501)

Total expenses, net	12,827

Net investment loss	(834)

Net Realized Loss on Investments:
Net realized loss on investments in securities	(370,859)

Net Realized Loss on Investments	(370,859)

Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	338,571

Net Changes in Unrealized Appreciation of Investments	338,571

Net Loss on Investments	(32,288)

Net Decrease in Net Assets Resulting from Operations	$(33,122)

The accompanying notes are an integral part of these financial statements.

7

The Hartford MidCap Fund
Statement of Changes in Net Assets
(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2009	Year Ended
	(Unaudited)	October 31, 2008
Operations:
Net investment loss	$(834)	$(7,180)
Net realized loss on investments	(370,859)	(56,994)
Net unrealized appreciation (depreciation) of investments	338,571	(1,062,998)

Net decrease in net assets resulting from operations	(33,122)	(1,127,172)

Distributions to Shareholders:
Class A	—	(10,673)
Class Y	—	(1,203)
From net realized gain on investments
Class A	—	(324,294)
Class B	—	(73,929)
Class C	—	(85,395)
Class Y	—	(18,628)

Total distributions	—	(514,122)

Capital Share Transactions:
Class A	109,063	193,914
Class B	(42,285)	(54,633)
Class C	14,616	412
Class I	12,822	—
Class Y	21,537	122,137

Net increase from capital share transactions	115,753	261,830

Net increase (decrease) in net assets	82,631	(1,379,464)
Net Assets:
Beginning of period	1,943,745	3,323,209

End of period	$2,026,376	$1,943,745

Accumulated distribution in excess of net investment loss	$(834)	$—

The accompanying notes are an integral part of these financial statements.

8

The Hartford MidCap Fund
Notes to Financial Statements
April 30, 2009 (Unaudited)
(000’s Omitted)
1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-two portfolios. Financial statements for The Hartford MidCap Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares are sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors through advisory fee-based wrap programs. Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and except that Class B shares automatically convert to Class A shares after 8 years.

Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments will be allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). After the Close Date, existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).
a)	Security Transactions and Investment Income - Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)	Security Valuation - The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary markets, but before the close of the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading

9

The Hartford MidCap Fund
Notes to Financial Statements - (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, ADR’s, exchange traded funds (“ETF’s”)) after the close of the foreign markets but before the close of the Exchange. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange traded equity securities shall be valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time. If it is not possible to determine the last reported sale price or official closing price on the relevant exchange or market at the Valuation Time, the value of the security shall be taken to be the most recent mean between bid and asked prices on such exchange or market at the Valuation Time.

Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

A forward currency contract shall be valued based on the price of the underlying currency at the prevailing interpolated exchange rate, which is a combination of the spot currency rate and the forward currency rate. Spot currency rates and forward currency rates are obtained from an independent pricing service on a daily basis not more than one hour before the Valuation Time.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

c)	Foreign Currency Transactions - The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates on portfolio securities from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

10

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)	Securities Lending - The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are fully collateralized at all times with cash and/or U.S. Government Securities and/or repurchase agreements. The cash collateral is then invested in short-term money market instruments. The repurchase agreements are fully collateralized by U.S. Government Securities. The adequacy of the collateral for securities on loan is monitored on a daily basis. For instances where the market value of collateral falls below the market value of the securities out on loan, such collateral is supplemented on the following business day.

While securities are on loan, the Fund is subject to the following risks: 1) that the borrower may default on the loan and that the collateral could be inadequate in the event the borrower defaults, 2) that the earnings on the collateral invested may not be sufficient to pay fees incurred in connection with the loan, 3) that the principal value of the collateral invested may decline and may not be sufficient to pay back the borrower for the amount of the collateral posted, 4) that the borrower may use the loaned securities to cover a short sale which may place downward pressure on the market prices of the loaned securities, 5) that return of loaned securities could be delayed and could interfere with portfolio management decisions and 6) that any efforts to recall the securities for purposes of voting a proxy may not be effective. The Fund had no securities out on loan as of April 30, 2009.

e)	Joint Trading Account - Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Wellington Management Company, LLP (“Wellington”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

f)	Repurchase Agreements - A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2009.

g)	Forward Foreign Currency Contracts - The Fund may enter into forward foreign currency contracts that obligate the Fund to repurchase/replace or sell currencies at specified future dates. Forward foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

Forward foreign currency contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar.

h)	Indexed Securities - The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund uses these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund had no investments in indexed securities as of April 30, 2009.

i)	Fund Share Valuation and Dividend Distributions to Shareholders - Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the

11

The Hartford MidCap Fund
Notes to Financial Statements - (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income are declared and paid annually. Dividends are paid on shares beginning on the business day after the day when the funds used to purchase the shares are collected by the transfer agent for the Fund. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences include but are not limited to foreign currency gains and losses, losses deferred due to wash sales adjustments, adjustments related to Passive Foreign Investment Companies and certain derivatives, and excise tax regulations. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

j)	Illiquid and Restricted Securities — The Fund is permitted to invest up to 15% of its net assets in illiquid securities. “Illiquid Securities” are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund had no illiquid or restricted securities as of April 30, 2009.

k)	Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

l)	Financial Accounting Standards Board Financial Accounting Standards No. 157 — Effective November 1, 2008, the Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. Fair value is defined under FAS 157 as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Under FAS 157, a fair value measurement should reflect all of the assumptions that market participants would use in pricing the asset or liability, including assumptions about the risk inherent in a particular valuation technique, the effect of a restriction on the sale or use of an asset, and the risk of nonperformance.

Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized, per FAS 157, into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

12

•	Level 1 — Quoted prices in active markets for identical securities. Level 1 includes exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•	Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 includes debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services and foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•	Level 3 — Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes and require significant management judgment or estimation. This category includes broker quoted securities, long dated OTC options and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a good representation of exit price.
Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

FAS 157 also requires that a roll forward reconciliation be shown for all Level 3 securities from the beginning of the reporting period to the end of the reporting period. Part of this reconciliation includes transfers in and/or out of Level 3. For purposes of this reconciliation, transfers in are shown at the end of period fair value and transfers out are shown at the beginning of period fair value. During the six-month period ended April 30, 2009, the Fund held no Level 3 securities.

Refer to the valuation hierarchy levels summary found following the Schedule of Investments.

FASB Staff Position No. 157-4 — In April 2009, FASB released FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP FAS 157-4”). FSP FAS 157-4 provides additional guidance on determining whether a market for a financial asset is not active and a transaction is not distressed when measuring fair value under FAS 157. The FSP also requires additional disclosure detail on debt and equity securities by major investment categories. FSP FAS 157-4 is effective for interim and annual periods ending after June 15, 2009. At this time, management is evaluating the implications of FSP FAS 157-4 and does not believe it will impact valuation but will require additional disclosure. This additional disclosure has not yet been implemented.

m)	Financial Accounting Standards Board Financial Accounting Standards No. 161 — In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires companies to disclose information detailing the objectives and strategies for using derivative instruments, the level of derivative activity entered into by the company and any credit risk-related contingent features of the agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and has not yet implemented the new disclosure standard.

n)	Indemnifications: Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

13

The Hartford MidCap Fund
Notes to Financial Statements - (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
3.	Federal Income Taxes:
a)	Federal Income Taxes - For federal income tax purposes, the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and the Fund intends to distribute substantially all of its income and gains during the calendar year ending December 31, 2009. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2008	October 31, 2007
Ordinary Income	$151,000	$42,383
Long-Term Capital Gains *	363,122	439,002

*	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC code Sec. 852(b)(3)(C).
As of October 31, 2008, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Accumulated Capital Losses*	$(44,630)
Unrealized Depreciation†	$(505,636)

Total Accumulated Deficit	$(550,266)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable to the tax deferral of wash sales losses, the mark-to-market adjustment for certain derivatives in accordance with IRC Sec. 1256, the mark to market for Passive Foreign Investment Companies and basis differences in real estate investment trusts.
c)	Reclassification of Capital Accounts - In accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Fund has recorded reclassifications in its capital accounts. These reclassifications had no impact on the NAV of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. As of October 31, 2008, the Fund recorded reclassifications to increase undistributed net investment income by $7,193, increase accumulated net realized gain by $662, and decrease paid in capital by $7,855.

d)	Capital Loss Carryforward - At October 31, 2008 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

14

Year	Amount
2016	$44,630

Total	$44,630

e)	Financial Accounting Standards Board Interpretation No. 48 — On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. The Fund adopted FIN 48 for fiscal years beginning after December 15, 2006. Management has evaluated the implications of FIN 48 for all open tax years (tax years ended October 31, 2006 — 2008) and has determined there is no impact to the Fund’s financial statements.
4.	Expenses:
a)	Investment Management Agreements — Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with The Hartford Mutual Funds, Inc. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the six-month period ended April 30, 2009; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.8500%
On next $500 million	0.7500%
On next $4 billion	0.7000%
On next $5 billion	0.6975%
Over $10 billion	0.6950%
b)	Accounting Services Agreement — Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting service fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%
c)	Operating Expenses - Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the six-month period ended April 30, 2009, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class Y
1.37%	NA	NA	1.12%	NA
d)	Fees Paid Indirectly - The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund

15

The Hartford MidCap Fund
Notes to Financial Statements - (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
maintains cash on deposit in the non-interest-bearing custody account. For the six-month period ended April 30, 2009, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Annualized
	Six-Month
	Period	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Ended April	October 31,	October 31,	October 31,	October 31,	October 31,
	30, 2009	2008	2007	2006	2005	2004
Class A Shares	1.34%	1.23%	1.21%	1.25%	1.28%	1.36%
Class B Shares	2.14	2.00	1.98	2.01	2.06	2.10
Class C Shares	2.05	1.91	1.90	1.93	1.97	2.00
Class I Shares	1.09 *
Class Y Shares	0.84	0.79	0.78	0.78	0.81	0.84

*	From February 27, 2009 (commencement of operations), through April 30, 2009
e)	Distribution and Service Plan for Class A, B and C Shares - HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2009, HIFSCO received front-end load sales charges of $3,270 and contingent deferred sales charges of $47 from the Fund.

The Fund has adopted Distribution and Service Plans in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B and C shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Funds provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of only up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the Distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2009, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $55. These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions — Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2009, a portion of the Fund’s chief compliance officer’s salary was paid by the Fund in the amount of $3. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO was compensated $2,318 for providing such services. These fees are accrued daily and paid monthly.

16

g)	Payments from Affiliate:

The total return in the accompanying financial highlights includes payment from affiliates. Had the payment from affiliates been excluded, the total return for the periods listed below would have been as follows:

	Impact from	Total Return
	Payment from	Excluding
	Affiliate for SEC	Payment from
	Settlement for the	Affiliate for the
	Year Ended	Year Ended
	October 31, 2007	October 31, 2007
Class A	0.08%	25.86%
Class B	0.09	24.87
Class C	0.09	24.97
Class Y	0.08	26.40
5.	Affiliate Holdings:

As of April 30, 2009, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class I	8
6.	Investment Transactions:

For the six-month period ended April 30, 2009, the Fund’s aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$942,271
Sales Proceeds Excluding U.S. Government Obligations	891,615

17

The Hartford MidCap Fund
Notes to Financial Statements - (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
7.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2009 and the year ended October 31, 2008:

	For the Six-Month Period Ended April 30, 2009					For the Year Ended October 31, 2008
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	23,719	—	(15,964)	—	7,755	11,241	15,211	(18,426)	—	8,026
Amount	$312,963	$—	$(203,900)	$—	$109,063	$222,250	$326,053	$(354,389)	$—	$193,914
Class B
Shares	1,002	—	(4,720)	—	(3,718)	174	3,713	(7,388)	—	(3,501)
Amount	$11,658	$—	$(53,943)	$—	$(42,285)	$3,113	$70,283	$(128,029)	$—	$(54,633)
Class C
Shares	4,416	—	(3,286)	—	1,130	258	4,118	(4,803)	—	(427)
Amount	$52,050	$—	$(37,434)	$—	$14,616	$4,710	$78,620	$(82,918)	$—	$412
Class I
Shares	1,047	—	(50)	—	997	—	—	—	—	—
Amount	$13,512	$—	$(690)	$—	$12,822	$—	$—	$—	$—	$—
Class Y
Shares	4,224	—	(2,730)	—	1,494	6,624	845	(1,795)	—	5,674
Amount	$59,789	$—	$(38,252)	$—	$21,537	$140,256	$19,580	$(37,699)	$—	$122,137
The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued and Class B shares redeemed) for the six-month period ended April 30, 2009 and the year ended October 31, 2008:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2009	1,791	$23,406
For the Year Ended October 31, 2008	2,209	$43,482
8.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. During the six-month period ended April 30, 2009, the Fund did not have any borrowings under this facility.

9.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

18

The Hartford MidCap Fund
Financial Highlights — (Unaudited)

	- Selected Per-Share Data - (a)									- Ratios and Supplemental Data -
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
															Net Assets		Net Assets		Net Assets
															Before		After		After
				Net											Waivers		Waivers		Waivers
				Realized											and		and		and		Ratio of
				and Un-			Distrib-			Net					Reimburse-		Reimburse-		Reimburse-		Net
		Net	Pay-	realized		Dividends	utions			Increase	Net				ments and		ments and		ments and		Invest-		Port-
	Net Asset	Invest-	ments	Gain		from Net	from	Distri-		(Decrease)	Asset			Net Assets	Including		Including		Excluding		ment		folio
	Value at	ment	from	(Loss) on	Total from	Invest-	Realized	butions	Total	in Net	Value at			at End of	Expenses		Expenses		Expenses		Income to		Turn-
	Beginning	Income	(to)	Invest-	Investment	ment	Capital	from	Distri-	Asset	End of	Total		Period	not Subject		not Subject		not Subject		Average		over
Class	of Period	(Loss)	Affiliate	ments	Operations	Income	Gains	Capital	butions	Value	Period	Return(b)		(000’s)	to Cap(c)		to Cap(c)		to Cap(c)		Net Assets		Rate(d)
For the Six-Month Period Ended April 30, 2009 (Unaudited)
A	$14.55	$—	$—	$(0.24)	$(0.24)	$—	$—	$—	$—	$(0.24)	$14.31	(1.65)	%(e)	$1,399,350	1.41	%(f)	1.35	%(f)	1.35	%(f)	0.03	%(f)	51%
B	12.81	(0.04)	—	(0.22)	(0.26)	—	—	—	—	(0.26)	12.55	(2.03	) (e)	145,070	2.21	(f)	2.14	(f)	2.14	(f)	(0.74	) (f)	—
C	12.93	(0.04)	—	(0.22)	(0.26)	—	—	—	—	(0.26)	12.67	(2.01	) (e)	283,420	2.05	(f)	2.05	(f)	2.05	(f)	(0.67	) (f)	—
I(g)	12.12	—	—	2.21	2.21	—	—	—	—	2.21	14.33	18.23	(e)	14,290	1.09	(f)	1.09	(f)	1.09	(f)	(0.19	) (f)	—
Y	15.75	0.03	—	(0.25)	(0.22)	—	—	—	—	(0.22)	15.53	(1.40	) (e)	184,246	0.84	(f)	0.84	(f)	0.84	(f)	0.53	(f)	—
For the Year Ended October 31, 2008 (h)
A	26.89	(0.02)	—	(8.25)	(8.27)	(0.11)	(3.96)	—	(4.07)	(12.34)	14.55	(35.56)		1,310,085	1.23		1.23		1.23		(0.09)		94
B	24.23	(0.16)	—	(7.30)	(7.46)	—	(3.96)	—	(3.96)	(11.42)	12.81	(36.07)		195,738	2.01		2.01		2.01		(0.86)		—
C	24.40	(0.14)	—	(7.37)	(7.51)	—	(3.96)	—	(3.96)	(11.47)	12.93	(36.01)		274,583	1.92		1.92		1.92		(0.77)		—
Y	28.74	0.08	—	(8.91)	(8.83)	(0.20)	(3.96)	—	(4.16)	(12.99)	15.75	(35.28)		163,339	0.79		0.79		0.79		0.36		—
For the Year Ended October 31, 2007
A	25.31	0.05	0.02	5.53	5.60	—	(4.02)	—	(4.02)	1.58	26.89	25.96	(i)	2,205,026	1.22		1.22		1.22		0.20		76
B	23.35	(0.13)	0.02	5.01	4.90	—	(4.02)	—	(4.02)	0.88	24.23	24.98	(i)	454,927	1.99		1.99		1.99		(0.52)		—
C	23.47	(0.11)	0.02	5.04	4.95	—	(4.02)	—	(4.02)	0.93	24.40	25.08	(i)	528,342	1.91		1.91		1.91		(0.44)		—
Y	26.68	0.28	0.03	5.77	6.08	—	(4.02)	—	(4.02)	2.06	28.74	26.50	(i)	134,914	0.79		0.79		0.79		0.73		—
For the Year Ended October 31, 2006
A	26.32	(0.03)	—	3.44	3.41	—	(4.42)	—	(4.42)	(1.01)	25.31	14.84		1,837,361	1.27		1.27		1.27		(0.13)		84
B	24.77	(0.22)	—	3.22	3.00	—	(4.42)	—	(4.42)	(1.42)	23.35	13.97		449,488	2.04		2.04		2.04		(0.90)		—
C	24.86	(0.20)	—	3.23	3.03	—	(4.42)	—	(4.42)	(1.39)	23.47	14.06		499,039	1.96		1.96		1.96		(0.82)		—
Y	27.42	0.08	—	3.60	3.68	—	(4.42)	—	(4.42)	(0.74)	26.68	15.31		184,149	0.81		0.81		0.81		0.33		—
For the Year Ended October 31, 2005
A	22.61	(0.05)	—	4.24	4.19	—	(0.48)	—	(0.48)	3.71	26.32	18.85		1,677,327	1.30		1.30		1.30		(0.20)		74
B	21.47	(0.24)	—	4.02	3.78	—	(0.48)	—	(0.48)	3.30	24.77	17.92		464,175	2.08		2.08		2.08		(0.98)		—
C	21.52	(0.22)	—	4.04	3.82	—	(0.48)	—	(0.48)	3.34	24.86	18.07		499,502	1.99		1.99		1.99		(0.89)		—
Y	23.43	0.07	—	4.40	4.47	—	(0.48)	—	(0.48)	3.99	27.42	19.40		139,273	0.83		0.83		0.83		0.26		—
For the Year Ended October 31, 2004
A	20.58	(0.09)	—	2.12	2.03	—	—	—	—	2.03	22.61	9.86		1,544,968	1.37		1.37		1.37		(0.41)		52
B	19.68	(0.25)	—	2.04	1.79	—	—	—	—	1.79	21.47	9.10		438,658	2.11		2.11		2.11		(1.15)		—
C	19.71	(0.23)	—	2.04	1.81	—	—	—	—	1.81	21.52	9.18		484,268	2.02		2.02		2.02		(1.06)		—
Y	21.21	0.02	—	2.20	2.22	—	—	—	—	2.22	23.43	10.47		104,534	0.85		0.85		0.85		0.11		—

(a)	Information presented relates to a share outstanding throughout the indicated period.

(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	Not annualized.

(f)	Annualized.

(g)	Commenced operations on February 27, 2009.

(h)	Per share amounts have been calculated using average shares outstanding method.

(i)	Total return without the inclusion of the Payments from (to) Affiliate, as noted on the Statement of Operations, can be found in Expenses in the accompanying Notes to Financial Statements.

19

The Hartford MidCap Fund
Directors and Officers (Unaudited)
The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.
Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and three of the Fund’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which collectively consist of 100 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.
The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.
Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its officers or directors who are employed by The Hartford.
Non-Interested Directors
Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.
Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.
Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies.
Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee is Chairman and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions. Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm, from August 2004 to August 2005. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).
William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

20

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.
Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.
Interested Directors and Officers
Thomas M. Marra* (1958) Director since 2002
Mr. Marra has served as President and Chief Operating Officer of The Hartford Financial Services Group, Inc. (“The Hartford”) since 2007. Mr. Marra currently serves as Director of Hartford Life, Inc. (“HL, Inc.”). Mr. Marra served as Chief Operating Officer of Hartford Life Insurance Company, Inc. (“Hartford Life”) (2000-2008), as President of Hartford Life (2002-2008) and as Director of Hartford Life’s Investment Products Division from 1998 to 2000.

* On February 24, 2009, The Hartford and Mr. Marra determined to enter into a mutually agreed separation whereby Mr. Marra will retire, and his role as an executive officer and employee of The Hartford will terminate, effective July 3, 2009. Mr. Marra will resign his position as a Director of the Fund effective June 25, 2009.
Lowndes A. Smith (1939) Director since 2002, Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.
John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as Chief Executive Officer, President and Director of HL, Inc. Mr. Walters previously served as President of the U.S. Wealth Management Division of Hartford Life, Inc., as Co-Chief Operating Officer of Hartford Life Insurance Company (2007-2008) and as Executive Vice President and Director of its Investment Products Division (2000-2008). Mr. Walters also serves as Chairman of the Board, Chief Executive Officer, President and Director of Hartford Life Insurance Company and as Executive Vice President of The Hartford. In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”).

* Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 — 2009).
Other Officers
Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 — 2009))
Mr. Arena serves as Executive Vice President of Hartford Life Insurance Company, (“Hartford Life”). Additionally, Mr. Arena is Director and Senior Vice President of Hartford Administrative Services Company, (“HASCO”), Manager, Chief Executive Officer and President of Hartford Investment Financial Services, LLC (“HIFSCO”) and HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division. Mr. Arena joined American Skandia in 1996.
Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.
Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006 and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury, (the “Treasury”), from 2001 to 2006 where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network, (“FinCEN”) from 2005 — 2006.

21

The Hartford MidCap Fund
Directors and Officers (Unaudited) — (continued)
Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life Insurance Company. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.
Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant General Counsel and Assistant Vice President of The Hartford and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, Assistant Vice President of Hartford Life, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.
Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life and as Director of its Investment Advisory Group in the Individual Markets Group segment. He also serves as Senior Vice President of HIFSCO and HL Advisors. Prior to joining The Hartford in 2004, Mr. Meyer was with MassMutual which he joined in 1987.
D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life where he serves as Director of mutual fund product management for The Hartford’s mutual funds and 529 college savings businesses. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.
Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 — 2007.
HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2008 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

22

The Hartford MidCap Fund
Expense Example (Unaudited)
Your Fund’s Expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2008 through April 30, 2009.
Actual Expenses
The first column of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	October 31, 2008	Beginning	Ending Account	October 31,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2008 through	expense	1/2	full
	October 31, 2008	April 30, 2009	April 30, 2009	October 31, 2008	April 30, 2009	April 30, 2009	ratio	year	year
Class A	$1,000.00	$983.50	$6.63	$1,000.00	$1,018.10	$6.75	1.35%	181	365
Class B	$1,000.00	$979.70	$10.50	$1,000.00	$1,014.18	$10.68	2.14	181	365
Class C	$1,000.00	$979.89	$10.06	$1,000.00	$1,014.62	$10.24	2.05	181	365
Class I	$1,000.00	$984.87	$1.83	$1,000.00	$1,006.64	$1.85	1.09	62	365
Class Y	$1,000.00	$986.03	$4.13	$1,000.00	$1,020.62	$4.20	0.84	181	365

23

The Hartford MidCap Fund
Approval of Amended Investment Sub-Advisory Agreement (Unaudited)
At a meeting held on February 4, 2009, the Board of Directors, including each of the Independent Directors, unanimously voted to approve an amendment to the investment sub-advisory agreement between Hartford Investment Financial Services Company (“HIFSCO”) and Wellington Management Company LLP (“Wellington”) (“Amended Agreement”). The amendment related to the sub-advisory fees HIFSCO pays Wellington with respect to The Hartford MidCap Fund (the “Fund”). In considering the approval of the Amended Agreement, the Board took into account the fact that it had approved the renewal of the investment sub-advisory agreement between HIFSCO and Wellington at the August 5-6, 2008 Board meeting with respect to the Fund and other funds sub-advised by Wellington. A discussion of the basis for the Board’s approval of the investment sub-advisory agreement is available in the Hartford Mutual Funds Annual Report to shareholders for the fiscal year ended October 31, 2008. Apart from the sub-advisory fees, the material terms of the investment sub-advisory agreement did not change. The amendment took effect on February 4, 2009.
In approving the Amended Agreement, the Board reviewed materials provided by HIFSCO relating to the Amended Agreement. In addition, the Board received an in-person presentation by personnel of HIFSCO and Wellington concerning the Amended Agreement. The Board also took into account written responses and supporting materials provided by HIFSCO and Wellington. The Board further considered information it received at the Board’s meeting on December 2, 2008. The Board also took into account information provided to the Board at its meetings throughout the year, including reports on Fund performance, compliance, shareholder services and the other services provided to the Fund by HIFSCO and Wellington.
In connection with their consideration of the annual renewal of the investment sub-advisory agreement, the Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the investment sub-advisory agreement with respect to the Fund. Lipper, Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s management and sub-advisory fees, overall expense ratios and investment performance compared to those of funds with similar investment objectives in various peer groups. The Independent Directors also engaged an independent financial services consulting firm (“Consultant”) to assist them in evaluating the Fund’s management and sub-advisory fees, overall expense ratios and investment performance. The Board considered the information provided to them from Lipper and the Consultant in determining to approve the Amended Agreement.
In determining to approve the Amended Agreement, the Board determined that the proposed sub-advisory fee structure for the Fund was fair and reasonable and that the amendment was in the best interests of the Fund and its shareholders. The Board considered the representations from HIFSCO that shareholders will not pay increased management fees or other fees as a result of the Amended Agreement. In determining to approve the Amended Agreement, the Board considered the following categories of material factors, among others, relating to the Amended Agreement.
Nature, Extent And Quality Of Services
The Board considered information concerning the nature, extent and quality of the services provided to the Fund by Wellington. The Board considered, among other things, the range of services provided by Wellington and Wellington’s organizational structure and regulatory/compliance history. The Board considered the quality of Wellington’s investment personnel, its ability to attract and retain qualified investment professionals, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. In addition, the Board considered the quality of Wellington’s communications with the Board and responsiveness to Board inquiries. The Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by Wellington.
Investment Performance
The Board considered the investment performance of the Fund. In this regard, the Board considered the information and materials provided to the Board from HIFSCO and Lipper comparing the Fund’s short-term and long-term and recent investment performance over various periods of time with appropriate benchmark indices and with a performance universe of funds selected by Lipper. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record. The Board concluded that the Fund’s performance over time has been satisfactory and that it had continued confidence in Wellington’s overall capabilities to provide day-to-day portfolio management to the Fund.

24

Costs of the Services and Profitability
The Board reviewed information regarding HIFSCO’s and Wellington’s cost to provide investment management and related services to the Fund and the profitability to them from managing the Fund. In this regard, the Board noted that the Amended Agreement increases the sub-advisory fee rate to be paid to Wellington by HIFSCO and decreases the profitability of HIFSCO. The Board also considered the representation of HIFSCO that the proposed sub-advisory fees would not impact the level and quality of services HIFSCO provides to the Fund and its shareholders. The Board concluded that the profitability realized on the proposed sub-advisory fees on a per Fund basis was reasonable given that the management fee and related expenses continue to be in line with comparable peers.
Comparison of Fees and Services Provided
The Board reviewed the investment sub-advisory fees to be paid by HIFSCO to Wellington under the Amended Agreement. The Board considered HIFSCO and Wellington’s representations that they had negotiated the proposed sub-advisory fees at arm’s length and Wellington’s representations that the fees charged to HIFSCO were comparable to fees charged by Wellington to similar clients. The Board concluded that the sub-advisory fees, in conjunction with the information about quality of services, profitability and other matters discussed, support the conclusion that the proposed sub-advisory fees are reasonable.
Economies of Scale
The Board considered the extent to which economies of scale would be realized by the Fund and whether fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the proposed sub-advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that funds with assets beyond the last breakpoint level continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s investors.
* * * *
Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Amended Agreement. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors and the full Board met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

25

The Hartford MidCap Growth Fund

The Hartford MidCap Growth Fund
(subadvised by Hartford Investment Management Company)
Performance Overview(1) 1/01/05 — 4/30/09
Growth of a $10,000 investment in Class A which includes Sales Charge
Russell MidCap Growth Index is an unmanaged index measuring the performance of the mid-cap growth segment of the U.S. equity universe.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Investment objective — Seeks long-term capital appreciation.
Average Annual Total Returns(2,3) (as of 4/30/09)

	Inception	1	Since
	Date	Year	Inception

MidCap Gro A#	1/01/05	-35.49%	-6.26%
MidCap Gro A##	1/01/05	-39.04%	-7.48%
MidCap Gro B#	1/01/05	-35.72%	-6.78%
MidCap Gro B##	1/01/05	-38.94%	-7.13%
MidCap Gro C#	1/01/05	-35.81%	-6.90%
MidCap Gro C##	1/01/05	-36.45%	-6.90%
MidCap Gro Y#	1/01/05	-35.29%	-5.93%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(3)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2009, which excludes investment transactions as of this date.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Portfolio Managers
Hugh Whelan, CFA	Paul Bukowski, CFA
Managing Director	Vice President
How did the Fund perform?
The Class A shares of The Hartford MidCap Growth Fund returned 3.81%, before sales charge, for the six-month period ended April 30, 2009, versus 2.71% for its benchmark, the Russell MidCap Growth Index, and the -0.54% average return of the Lipper Mid-Cap Growth Funds category, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Over the past 6 months, the Fund’s relative outperformance (i.e. performance of the fund as measured against the benchmark) for the period was primarily due to superior security selection in the Information Technology, Industrials, and Materials sectors. This was partially offset by adverse security selection in the Consumer Discretionary, Energy and Consumer Staples sectors.
Among the largest contributors to relative returns were Ashland, Inc. (Materials) and Commscope (Information Technology). Ashland, a global chemical company, easily beat analyst estimates amid an expectation of rising margins. Commscope is a technology company engaged in the wireless networking arena. It reported better-than-expected earnings for the first quarter and provided positive guidance for the second quarter.
The primary detractors from relative return were an overweight (i.e. the Funds sector position was greater than the benchmark) in aluminum producer, Century Aluminum (Materials), whose stock suffered in the face of plummeting aluminum prices, and an overweight in Massey Energy (Energy), where declining coal demand weighed on the company’s stock price.
The Fund’s current top holdings relative to the benchmark include Autodesk (Information Technology), and Ashland, Inc. Autodesk is a top holding due to management’s commitment to R&D as well as strong analyst estimated future earnings. Ashland is a top holding because of attractive valuations and strong investor sentiment. Overall, the Fund tends to invest in financially efficient companies with attractive valuations and higher margins.

2

Our team invests in companies that we believe have compelling stock characteristics versus the Russell MidCap Growth Index. The Team’s systematic approach weighs 30 fundamental characteristics across four broad categories, including business behavior, management behavior, valuation and investor behavior. This analysis is used to build a broadly diversified portfolio of companies, with sector weightings determined largely by the attractiveness of specific stocks within the Fund’s investment universe.
We believe this approach will yield attractive risk-adjusted returns relative to the Russell MidCap Growth Index over the long term.
What is the outlook?
The impressive rally that began in March raises the question: has the market bottomed? It is our belief that the long term, sustainable growth of the market comes from fundamentally sound and growing earnings. Looking first at the characteristics of the companies that led this rally and then the aggregate earnings growth of the market leads us to believe that the current market rally cannot be sustained and that our Fund’s relative performance will improve as the market returns to working its way through its traditional, fundamentally-based, long-term investment cycle.
In March, stocks with the lowest quality ratings, the lowest profitability, and the highest debt-to-equity ratios led the rally; and we do not believe that type of leadership is sustainable. We look for companies with stronger fundamentals to lead us out of this recession, the same type of companies in which we invest: profitable, growing, and attractively priced with sound management discipline.
Furthermore, the earnings picture is cloudy. First, earnings are falling at near record-breaking rates and all indications are that they will continue to fall. Second, the quality and reliability of the earnings reported is lower than historical standards as the gap between pro forma (“Street”) earnings and GAAP (Generally Accepted Accounting Principles) earnings rose in the past several months. Third, there is little clarity in future earnings prospects as the disparity among analyst estimates for future earnings remains at elevated levels. Historically, such consensus building was a precondition to the final, sustained recovery from bear markets associated with recessions.
The overall market environment looks very challenging. In the short term, investors should expect continued market volatility on both an absolute (i.e. total return) and relative basis. However, we believe patient investors willing to endure this short-term volatility will be rewarded in the long run from the high quality, fundamentally sound stocks that we favor.
Diversification by Industry
as of April 30, 2009

Percentage of
Industry	Net Assets
Capital Goods	12.7%
Commercial & Professional Services	2.0
Consumer Durables & Apparel	2.6
Consumer Services	7.1
Diversified Financials	4.7
Energy	9.7
Food, Beverage & Tobacco	3.3
Health Care Equipment & Services	8.2
Household & Personal Products	1.1
Insurance	1.1
Materials	5.3
Media	2.4
Other Investment Pools and Funds	0.3
Pharmaceuticals, Biotechnology & Life Sciences	2.5
Real Estate	0.6
Retailing	6.6
Semiconductors & Semiconductor Equipment	8.3
Software & Services	8.5
Technology Hardware & Equipment	6.7
Telecommunication Services	2.3
Transportation	1.4
Utilities	1.7
Short-Term Investments	0.7
Other Assets and Liabilities	0.2

Total	100.0%

3

The Hartford MidCap Growth Fund
Schedule of Investments
April 30, 2009 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.8%
	Capital Goods - 12.7%
1	Alliant Techsystems, Inc. •	$100
2	AMETEK, Inc.	71
5	Carlisle Cos., Inc.	106
3	Cooper Industries Ltd.	87
3	Donaldson Co., Inc.	112
2	Flowserve Corp.	132
5	Fluor Corp.	203
6	General Cable Corp. •	161
2	Goodrich Corp.	79
3	Graco, Inc.	76
2	Hubbell, Inc. Class B	71
4	IDEX Corp.	105
5	Jacobs Engineering Group, Inc. •	184
6	Joy Global, Inc.	160
4	KBR, Inc.	61
4	Kennametal, Inc.	80
1	L-3 Communications Holdings, Inc.	68
2	Lincoln Electric Holdings, Inc.	98
12	McDermott International, Inc. •	194
3	Precision Castparts Corp.	192
4	Quanta Services, Inc. •	80
6	Shaw Group, Inc. •	184
3	Sunpower Corp. •	81
3	Toro Co.	91
3	URS Corp. •	123
1	W. W. Grainger, Inc.	70

		2,969

	Commercial & Professional Services - 2.0%
2	Dun & Bradstreet Corp.	151
1	FTI Consulting, Inc. •	54
4	Iron Mountain, Inc. •	111
3	Pitney Bowes, Inc.	81
1	Stericycle, Inc. •	56

		453

	Consumer Durables & Apparel - 2.6%
9	Coach, Inc. •	223
3	Hasbro, Inc.	71
2	Polo Ralph Lauren Corp.	101
18	Pulte Homes, Inc.	211

		606

	Consumer Services - 7.1%
3	Apollo Group, Inc. Class A •	217
2	Burger King Holdings, Inc.	37
2	Choice Hotels International, Inc.	63
3	Darden Restaurants, Inc.	94
2	DeVry, Inc.	90
8	H & R Block, Inc.	118
1	ITT Educational Services, Inc. •	145
4	Marriott International, Inc. Class A	104
1	Panera Bread Co. Class A •	82
12	Starbucks Corp. •	178
1	Strayer Education, Inc.	129
4	Tim Hortons, Inc.	104
9	Yum! Brands, Inc.	305

		1,666

	Diversified Financials - 4.7%
5	Eaton Vance Corp.	130
1	IntercontinentalExchange, Inc. •	127
2	Lazard Ltd.	57
3	MSCI, Inc. •	61
4	Nasdaq OMX Group, Inc. •	74
4	Northern Trust Corp.	232
10	SEI Investments Co.	146
4	T. Rowe Price Group, Inc.	154
6	Waddell and Reed Financial, Inc. Class A	125

		1,106

	Energy - 9.7%
7	Arch Coal, Inc.	95
6	Cameron International Corp. •	151
8	Denbury Resources, Inc. •	135
1	Diamond Offshore Drilling, Inc.	84
7	El Paso Corp.	46
3	ENSCO International, Inc.	77
4	Frontier Oil Corp.	52
16	Helix Energy Solutions Group, Inc. •	144
3	Murphy Oil Corp.	132
5	Noble Corp.	146
2	Noble Energy, Inc.	102
2	Oceaneering International, Inc. •	108
7	Patterson-UTI Energy, Inc.	86
5	Pride International, Inc. •	108
14	Quicksilver Resources, Inc.	113
2	Range Resources Corp.	92
4	Smith International, Inc.	104
5	Southwestern Energy Co. •	172
3	Sunoco, Inc.	71
12	Tesoro Corp.	178
9	W&T Offshore, Inc.	86

		2,282

	Food, Beverage & Tobacco - 3.3%
1	Brown-Forman Corp.	62
3	Campbell Soup Co.	79
5	Dean Foods Co. •	98
6	H. J. Heinz Co.	223
2	Hansen National Corp. •	81
3	Hershey Co.	98
2	Lorillard, Inc.	148

		789

	Health Care Equipment & Services - 8.2%
2	Bard (C. R.), Inc.	123
1	Cerner Corp. •	56
5	Cigna Corp.	93
8	Coventry Health Care, Inc. •	132
4	Dentsply International, Inc.	106
6	Express Scripts, Inc. •	361
2	Gen-Probe, Inc. •	82
3	Henry Schein, Inc. •	111
6	Hlth Corp. •	65
5	IMS Health, Inc.	59
3	Laboratory Corp. of America Holdings •	214
3	Lincare Holdings, Inc. •	68
2	Omnicare, Inc.	50
2	Quest Diagnostics, Inc.	127
5	St. Jude Medical, Inc. •	173
3	Varian Medical Systems, Inc. •	92

		1,912

The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.8% - (continued)
Household & Personal Products - 1.1%
2	Alberto-Culver Co.	$50
7	Avon Products, Inc.	160
1	Church & Dwight Co., Inc.	56

		266

	Insurance - 1.1%
3	Axis Capital Holdings Ltd.	74
5	Brown & Brown, Inc.	92
4	W. R. Berkley Corp.	100

		266

	Materials - 5.3%
15	AK Steel Holding Corp.	200
10	Ashland, Inc.	228
2	CF Industries Holdings, Inc.	144
8	Cliff’s Natural Resources, Inc.	180
2	Crown Holdings, Inc. •	51
4	Owens-Illinois, Inc. •	102
2	Schnitzer Steel Industries, Inc.	93
9	Steel Dynamics, Inc.	114
4	Terra Industries, Inc.	117

		1,229

	Media - 2.4%
3	DreamWorks Animation SKG, Inc. •	66
19	Interpublic Group of Cos., Inc. •	116
5	Liberty Media Corp. — Entertainment •	133
4	McGraw-Hill Cos., Inc.	132
3	Morningstar, Inc. •	110

		557

	Pharmaceuticals, Biotechnology & Life Sciences - 2.5%
4	Allergan, Inc.	185
4	Forest Laboratories, Inc. •	77
2	Life Technologies Corp. •	58
1	Millipore Corp. •	63
2	Vertex Pharmaceuticals, Inc. •	70
3	Waters Corp. •	141

		594

	Real Estate - 0.6%
4	Plum Creek Timber Co., Inc.	134

	Retailing - 6.6%
2	Abercrombie & Fitch Co. Class A	62
1	Advance Automotive Parts, Inc.	47
1	AutoZone, Inc. •	173
2	Bed Bath & Beyond, Inc. •	70
2	Dollar Tree, Inc. •	87
7	Gap, Inc.	115
4	Kohl’s Corp. •	197
18	Limited Brands, Inc.	208
2	Priceline.com, Inc. •	155
4	Ross Stores, Inc.	160
1	Sherwin-Williams Co.	83
4	TJX Cos., Inc.	122
4	Urban Outfitters, Inc. •	72

		1,551

	Semiconductors & Semiconductor Equipment - 8.3%
10	Altera Corp.	157
10	Analog Devices, Inc.	203
15	Broadcom Corp. Class A •	347
5	Intersil Corp.	58
7	Linear Technology Corp.	151
26	Marvell Technology Group Ltd. •	282
3	Microchip Technology, Inc.	71
17	National Semiconductor Corp.	215
9	NVIDIA Corp. •	102
3	Silicon Laboratories, Inc. •	103
3	Varian Semiconductor Equipment Associates, Inc. •	74
9	Xilinx, Inc.	181

		1,944

	Software & Services - 8.5%
8	Activision Blizzard, Inc. •	90
3	Alliance Data Systems Corp. •	144
18	Autodesk, Inc. •	351
3	BMC Software, Inc. •	90
6	Broadridge Financial Solutions, Inc.	116
4	Citrix Systems, Inc. •	111
9	Electronic Arts, Inc. •	179
2	Factset Research Systems, Inc.	117
2	Fiserv, Inc. •	69
10	Paychex, Inc.	259
10	Red Hat, Inc. •	168
3	Salesforce.com, Inc. •	127
2	Sohu.com, Inc. •	82
4	VeriSign, Inc. •	81

		1,984

	Technology Hardware & Equipment - 6.7%
7	AVX Corp.	66
9	CommScope, Inc. •	216
2	Dolby Laboratories, Inc. Class A •	86
2	F5 Networks, Inc. •	62
13	Juniper Networks, Inc. •	273
3	National Instruments Corp.	64
6	NCR Corp. •	63
9	NetApp, Inc. •	169
13	Seagate Technology	106
5	Teradata Corp. •	78
8	Trimble Navigation Ltd. •	161
10	Western Digital Corp. •	246

		1,590

	Telecommunication Services - 2.3%
4	American Tower Corp. Class A •	134
2	Leap Wireless International, Inc. •	67
10	SBA Communications Corp. •	257
2	Telephone and Data Systems, Inc.	71

		529

	Transportation - 1.4%
3	C. H. Robinson Worldwide, Inc.	175
4	Expeditors International of Washington, Inc.	155

		330

	Utilities - 1.7%
11	AES Corp. •	76
9	CenterPoint Energy, Inc.	92
7	NRG Energy, Inc. •	120
4	Questar Corp.	120

		408

	Total common stocks (cost $23,071)	$23,165

The accompanying notes are an integral part of these financial statements.

5

The Hartford MidCap Growth Fund
Schedule of Investments — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
EXCHANGE TRADED FUNDS - 0.3%
	Other Investment Pools and Funds - 0.3%
2	iShares Russell Midcap Growth		$55

	Total Exchange Traded Funds (cost $48)		$55

	Total long-term investments (cost $23,119)		$23,220

SHORT-TERM INVESTMENTS - 0.7%
	Repurchase Agreements - 0.2%
	BNP Paribas Securities Corp. Repurchase
	Agreement (maturing on 05/01/2009 in the amount of $44, collateralized by U.S. Treasury Bond 5.38%, 2031, value of $45)
$44	0.15%, 04/30/2009		$44
	UBS Securities, Inc. Repurchase Agreement (maturing on 05/01/2009 in the amount of $12, collateralized by U.S. Treasury Bond 7.50%, 2024, value of $13)
12	0.13%, 04/30/2009		12

			56

	U.S. Treasury Bills - 0.5%
85	0.06%, 05/21/2009 o		85
25	0.09%, 07/16/2009 □ o		25

			110

	Total short-term investments (cost $166)		$166

	Total investments (cost $23,285)▲	99 .8%	$23,386
	Other assets and liabilities	0 .2%	56

	Total net assets	100.0%	$23,442

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 0.79% of total net assets at April 30, 2009.
▲	At April 30, 2009, the cost of securities for federal income tax purposes was $25,165 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$2,417
Unrealized Depreciation	(4,196)

Net Unrealized Depreciation	$(1,779)

•	Currently non-income producing.

o	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

□	Security pledged as initial margin deposit for open futures contracts at April 30, 2009.

Futures Contracts Outstanding at April 30, 2009

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)
S&P Mid 400 Mini	3	Long	Jun 2009	$4

*	The number of contracts does not omit 000’s.
╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.
FAS 157 Disclosure of Investment Valuation Hierarchy Levels

Assets:
Investment in securities — Level 1	$23,220
Investment in securities — Level 2	166

Total	$23,386

Other financial instruments — Level 1 *	$4

Total	$4

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.
The accompanying notes are an integral part of these financial statements.

6

The Hartford MidCap Growth Fund
Statement of Assets and Liabilities
April 30, 2009 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at fair value (cost $23,285)	$23,386
Cash	4
Receivables:
Fund shares sold	174
Dividends and interest	12
Variation margin	—
Other assets	47

Total assets	23,623

Liabilities:
Payables:
Investment securities purchased	3
Fund shares redeemed	154
Investment management fees	3
Distribution fees	2
Variation margin	1
Accrued expenses	18

Total liabilities	181

Net assets	$23,442

Summary of Net Assets:
Capital stock and paid-in-capital	42,013
Accumulated undistributed net investment income	14
Accumulated net realized loss on investments	(18,690)
Unrealized appreciation of investments	105

Net assets	$23,442

Shares authorized	800,000

Par value	$0.001

Class A: Net asset value per share/Maximum offering price per share	$6.27/$6.63

Shares outstanding	2,636

Net assets	$16,520

Class B: Net asset value per share	$6.10

Shares outstanding	440

Net assets	$2,685

Class C: Net asset value per share	$6.06

Shares outstanding	671

Net assets	$4,067

Class Y: Net asset value per share	$6.38

Shares outstanding	27

Net assets	$170

The accompanying notes are an integral part of these financial statements.

7

The Hartford MidCap Growth Fund
Statement of Operations
For the Six Month Period Ended April 30, 2009 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$135
Interest	—
Securities lending	9

Total investment income	144

Expenses:
Investment management fees	76
Transfer agent fees	58
Distribution fees
Class A	19
Class B	12
Class C	15
Custodian fees	6
Accounting services	1
Registration and filing fees	25
Board of Directors’ fees	1
Audit fees	3
Other expenses	6

Total expenses (before waivers and fees paid indirectly)	222
Expense waivers	(64)
Transfer agent fee waivers	(28)
Custodian fee offset	—

Total waivers and fees paid indirectly	(92)

Total expenses, net	130

Net investment income	14

Net Realized Loss on Investments and Other Financial Instruments:
Net realized loss on investments in securities	(12,950)
Net realized gain on futures	669

Net Realized Loss on Investments and Other Financial Instruments	(12,281)

Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments:
Net unrealized appreciation of investments	12,609
Net unrealized depreciation of futures	(14)

Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments	12,595

Net Gain on Investments and Other Finanical Instruments	314

Net Increase in Net Assets Resulting from Operations	$328

The accompanying notes are an integral part of these financial statements.

8

The Hartford MidCap Growth Fund
Statement of Changes in Net Assets
(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2009	Year Ended
	(Unaudited)	October 31, 2008
Operations:
Net investment income (loss)	$14	$(50)
Net realized loss on investments and other financial instruments	(12,281)	(6,355)
Net unrealized appreciation (depreciation) of investments and other financial instruments	12,595	(14,001)

Net increase (decrease) in net assets resulting from operations	328	(20,406)

Distributions to Shareholders:
From net realized gain on investments
Class A	—	(2,740)
Class B	—	(571)
Class C	—	(598)
Class Y	—	(14)

Total distributions	—	(3,923)

Capital Share Transactions:
Class A	(4,833)	17,642 *
Class B	20	767 †
Class C	874	1,344 ‡
Class Y	27	132 §

Net increase (decrease) from capital share transactions	(3,912)	19,885

Net decrease in net assets	(3,584)	(4,444)
Net Assets:
Beginning of period	27,026	31,470

End of period	$23,442	$27,026

Accumulated undistributed net investment income (loss)	$14	$—

*	Includes merger activity in the amount of $13,927.

†	Includes merger activity in the amount of $592.

‡	Includes merger activity in the amount of $1,147.

§	Includes merger activity in the amount of $118.
The accompanying notes are an integral part of these financial statements.

9

The Hartford MidCap Growth Fund
Notes to Financial Statements
April 30, 2009 (Unaudited)
(000’s Omitted)
1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-two portfolios. Financial statements for The Hartford MidCap Growth Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares are sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and except that Class B shares automatically convert to Class A shares after 8 years.

Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments will be allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). After the Close Date, existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).
a)	Security Transactions and Investment Income — Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)	Security Valuation — The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary markets, but before the close of the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market

10

closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, ADR’s, exchange traded funds (“ETF’s”)) after the close of the foreign markets but before the close of the Exchange. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange traded equity securities shall be valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time. If it is not possible to determine the last reported sale price or official closing price on the relevant exchange or market at the Valuation Time, the value of the security shall be taken to be the most recent mean between bid and asked prices on such exchange or market at the Valuation Time.

Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Options contracts on securities, currencies, indexes, futures contracts, commodities and other instruments shall be valued at their most recent sales price at the Valuation Time on the Primary Market on which the instrument is primarily traded. If the instrument did not trade on the Primary Market, it may be valued at the most recent sales price at the Valuation Time on another exchange or market where it did trade.

Futures contracts are valued at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively. If a settlement price is not available, futures contracts will be valued at the most recent trade price as of the Valuation Time. If there were no trades, the contract shall be valued at the mean of the closing bid/ask prices as of the Valuation Time.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

c)	Securities Lending - The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are fully collateralized at all times with cash and/or U.S. Government Securities and/or repurchase agreements. The cash collateral is then invested in short-term money market instruments. The repurchase agreements are fully collateralized by U.S. Government Securities. The adequacy of the collateral for securities on loan is monitored on a daily basis. For instances where the market value of collateral falls below the market value of the securities out on loan, such collateral is supplemented on the following business day.

11

The Hartford MidCap Growth Fund
Notes to Financial Statements
April 30, 2009 (Unaudited)
(000’s Omitted)
While securities are on loan, the Fund is subject to the following risks: 1) that the borrower may default on the loan and that the collateral could be inadequate in the event the borrower defaults, 2) that the earnings on the collateral invested may not be sufficient to pay fees incurred in connection with the loan, 3) that the principal value of the collateral invested may decline and may not be sufficient to pay back the borrower for the amount of the collateral posted, 4) that the borrower may use the loaned securities to cover a short sale which may place downward pressure on the market prices of the loaned securities, 5) that return of loaned securities could be delayed and could interfere with portfolio management decisions and 6) that any efforts to recall the securities for purposes of voting a proxy may not be effective. The Fund had no securities out on loan as of April 30, 2009.

d)	Joint Trading Account — Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Hartford Investment Management Company (“Hartford Investment Management”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

e)	Repurchase Agreements — A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2009.

f)	Indexed Securities — The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund uses these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund had investments in indexed securities as of April 30, 2009, as shown on the Schedule of Investments under Exchange Traded Funds.

g)	Fund Share Valuation and Dividend Distributions to Shareholders — Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income are declared and paid annually. Dividends are paid on shares beginning on the business day after the day when the funds used to purchase the shares are collected by the transfer agent for the Fund. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences include but are not limited to foreign currency gains and losses, losses deferred due to wash sales adjustments, adjustments related to Passive Foreign Investment Companies and certain derivatives, and excise tax regulations. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

12

h)	Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

i)	Financial Accounting Standards Board Financial Accounting Standards No. 157 — Effective November 1, 2008, the Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. Fair value is defined under FAS 157 as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Under FAS 157, a fair value measurement should reflect all of the assumptions that market participants would use in pricing the asset or liability, including assumptions about the risk inherent in a particular valuation technique, the effect of a restriction on the sale or use of an asset, and the risk of nonperformance.

Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized, per FAS 157, into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 — Quoted prices in active markets for identical securities. Level 1 includes exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•	Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 includes debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services and foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•	Level 3 — Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes and require significant management judgment or estimation. This category includes broker quoted securities, long dated OTC options and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a good representation of exit price.
Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

FAS 157 also requires that a roll forward reconciliation be shown for all Level 3 securities from the beginning of the reporting period to the end of the reporting period. Part of this reconciliation includes transfers in and/or out of Level 3. For purposes of this reconciliation, transfers in are shown at the end of period fair value and transfers out are shown at the beginning of period fair value. During the six-month period ended April 30, 2009, the Fund held no Level 3 securities.

Refer to the valuation hierarchy levels summary found following the Schedule of Investments.

FASB Staff Position No. 157-4 — In April 2009, FASB released FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP FAS 157-4”). FSP FAS 157-4 provides additional guidance on determining whether a market for a financial asset is not active and a transaction is not distressed when measuring fair value under FAS 157. The FSP also requires additional disclosure detail on debt and equity securities by major investment categories. FSP FAS 157-4 is effective for interim and annual periods ending after June 15, 2009. At this time,

13

The Hartford MidCap Growth Fund
Notes to Financial Statements
April 30, 2009 (Unaudited)
(000’s Omitted)
management is evaluating the implications of FSP FAS 157-4 and does not believe it will impact valuation but will require additional disclosure. This additional disclosure has not yet been implemented.

j)	Financial Accounting Standards Board Financial Accounting Standards No. 161 — In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires companies to disclose information detailing the objectives and strategies for using derivative instruments, the level of derivative activity entered into by the company and any credit risk-related contingent features of the agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and has not yet implemented the new disclosure standard.

k)	Indemnifications: Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
3.	Futures and Options:
Futures and Options Transactions — The Fund may invest in futures and options contracts in order to gain exposure to or protect against changes in the market. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. When the Fund enters into such futures contracts, it is required to deposit with a futures commission merchant an amount of “initial margin” of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called variation margin, to and from the broker, are made on a daily basis as the price of the underlying security fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Fund.

At any time prior to the expiration of the futures contract, the Fund may close the position by taking an opposite position, which would effectively terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a gain or loss.

The use of futures contracts involves elements of market risk, which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contracts may decrease the effectiveness of the Fund’s strategy and potentially result in loss. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of April 30, 2009.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period.

The Fund may write (sell) covered options. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase or sell the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option securities or currencies. The Fund receives a premium for writing a call or put option, which is recorded on the Fund’s Statement of Assets and Liabilities and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options. There is a risk of loss from a change in the value of such options, which may exceed the related premiums received. As of April 30, 2009, there were no outstanding written options contracts.

14

4.	Federal Income Taxes:
a)	Federal Income Taxes - For federal income tax purposes, the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and the Fund intends to distribute substantially all of its income and gains during the calendar year ending December 31, 2009. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2008	October 31, 2007
Ordinary Income	$3,444	$1,264
Long-Term Capital Gains *	479	682

*	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC code Sec. 852(b)(3)(C).
As of October 31, 2008, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Accumulated Capital Losses*	$(4,510)

Unrealized Depreciation†	$(14,389)

Total Accumulated Deficit	$(18,899)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable to the tax deferral of wash sales losses, the mark-to-market adjustment for certain derivatives in accordance with IRC Sec. 1256, the mark to market for Passive Foreign Investment Companies and basis differences in real estate investment trusts.
c)	Reclassification of Capital Accounts - In accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Fund has recorded reclassifications in its capital accounts. These reclassifications had no impact on the NAV of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. As of October 31, 2008, the Fund recorded reclassifications to increase undistributed net investment income by $50, increase accumulated net realized gain by $17, and decrease paid in capital by $67.

15

The Hartford MidCap Growth Fund
Notes to Financial Statements
April 30, 2009 (Unaudited)
(000’s Omitted)
d)	Capital Loss Carryforward - At October 31, 2008 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year	Amount
2016	$4,510

Total	$4,510

e)	Financial Accounting Standards Board Interpretation No. 48 — On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. The Fund adopted FIN 48 for fiscal years beginning after December 15, 2006. Management has evaluated the implications of FIN 48 for all open tax years (tax years ended October 31, 2006 — 2008) and has determined there is no impact to the Fund’s financial statements.
5.	Expenses:
a)	Investment Management Agreements — Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with The Hartford Mutual Funds, Inc. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the six-month period ended April 30, 2009; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.75%
On next $500 million	0.70%
On next $4 billion	0.65%
On next $5 billion	0.63%
Over $10 billion	0.62%
b)	Accounting Services Agreement — Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting service fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%
c)	Operating Expenses - Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the six-month period ended April 30, 2009, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class Y
1.35%	2.10%	2.10%	0.95%

16

d)	Fees Paid Indirectly - The Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the six-month period ended April 30, 2009, this amount is included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Annualized
	Six-Month
	Period	Year Ended	Year Ended	Year Ended	Year Ended
	Ended April	October 31,	October 31,	October 31,	October 31,
	30, 2009	2008	2007	2006	2005
Class A Shares	1.15%	1.35%	1.36%	1.48%	1.49	%*
Class B Shares	1.44	1.82	1.95	2.09	2.24	†
Class C Shares	1.78	1.99	2.11	2.23	2.24	‡
Class Y Shares	0.95	0.95	1.01	1.08	1.09	§

*	From January 1, 2005 (commencement of operations), through October 31, 2005

†	From January 1, 2005 (commencement of operations), through October 31, 2005

‡	From January 1, 2005 (commencement of operations), through October 31, 2005

§	From January 1, 2005 (commencement of operations), through October 31, 2005
e)	Distribution and Service Plan for Class A, B and C Shares - HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2009, HIFSCO received front-end load sales charges of $55 and contingent deferred sales charges of $4 from the Fund.

The Fund has adopted Distribution and Service Plans in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B and C shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Funds provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of only up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the Distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2009, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $4. These commissions are in turn paid to sales representatives of the broker/dealers.

17

The Hartford MidCap Growth Fund
Notes to Financial Statements
April 30, 2009 (Unaudited)
(000’s Omitted)
f)	Other Related Party Transactions — Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2009, a portion of the Fund’s chief compliance officer’s salary was paid by the Fund in an amount, which rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO was compensated $45 for providing such services. These fees are accrued daily and paid monthly.

g)	Payments from Affiliate:

The total return in the accompanying financial highlights includes payment from affiliates. Had the payment from affiliates been excluded, the total return for the periods listed below would have been as follows:

	Impact from
	Payment from
	Affiliate for	Total Return
	Trading	Excluding
	Reimbursements	Payment from
	for the	Affiliate for the
	Year Ended	Year Ended
	October 31, 2007	October 31, 2007
Class A	0.13%	25.00%
Class B	0.13	23.67
Class C	0.13	23.77
Class Y	0.13	23.35
6.	Affiliate Holdings:

As of April 30, 2009, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class Y	22
7.	Investment Transactions:

For the six-month period ended April 30, 2009, the Fund’s aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$19,264
Sales Proceeds Excluding U.S. Government Obligations	22,424

18

8.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2009 and the year ended October 31, 2008:

	For the Six-Month Period Ended April 30, 2009					For the Year Ended October 31, 2008
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	802	—	(1,692)	—	(890)	808	248	(687)	1,423	1,792
Amount	$4,436	$—	$(9,269)	$—	$(4,833)	$7,212	$2,583	$(6,080)	$13,927	$17,642
Class B
Shares	89	—	(88)	—	1	112	53	(149)	62	78
Amount	$481	$—	$(461)	$—	$20	$984	$542	$(1,351)	$592	$767
Class C
Shares	306	—	(148)	—	158	173	52	(215)	120	130
Amount	$1,632	$—	$(758)	$—	$874	$1,566	$522	$(1,891)	$1,147	$1,344
Class Y
Shares	5	—	—	—	5	—	1	—	12	13
Amount	$27	$—	$—	$—	$27	$—	$14	$—	$118	$132
The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued and Class B shares redeemed) for the six-month period ended April 30, 2009 and the year ended October 31, 2008:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2009	9	$50
For the Year Ended October 31, 2008	11	$100
9.	Line of Credit:
The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. During the six-month period ended April 30, 2009, the Fund did not have any borrowings under this facility.
10.	Industry Classifications:
Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

19

The Hartford MidCap Growth Fund
Financial Highlights —(Unaudited)

– Selected Per-Share Data – (a)												– Ratios and Supplemental Data –
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
															Net Assets		Net Assets		Net Assets
															Before		After		After
				Net											Waivers		Waivers		Waivers
				Realized											and		and		and		Ratio of
				and Un-			Distrib-			Net					Reimburse-		Reimburse-		Reimburse-		Net
		Net	Pay-	realized		Dividends	utions			Increase	Net				ments and		ments and		ments and		Invest-		Port-
	Net Asset	Invest-	ments	Gain		from Net	from	Distri-		(Decrease)	Asset			Net Assets	Including		Including		Excluding		ment		folio
	Value at	ment	from	(Loss) on	Total from	Invest-	Realized	butions	Total	in Net	Value at			at End of	Expenses		Expenses		Expenses		Income to		Turn-
	Beginning	Income	(to)	Invest-	Investment	ment	Capital	from	Distri-	Asset	End of	Total		Period	not Subject		not Subject		not Subject		Average		over
Class	of Period	(Loss)	Affiliate	ments	Operations	Income	Gains	Capital	butions	Value	Period	Return(b)		(000’s)	to Cap(c)		to Cap(c)		to Cap(c)		Net Assets		Rate(d)
For the Six-Month Period Ended April 30, 2009 (Unaudited)
A	$6.04	$0.01	$—	$0.22	$0.23	$—	$—	$—	$—	$0.23	$6.27	3.81	%(e)	$16,520	1.92	%(f)	1.15	%(f)	1.15	%(f)	0.28	%(f)	90%
B	5.89	—	—	0.21	0.21	—	—	—	—	0.21	6.10	3.57	(e)	2,685	3.12	(f)	1.44	(f)	1.44	(f)	(0.07	) (f)	—
C	5.86	(0.01)	—	0.21	0.20	—	—	—	—	0.20	6.06	3.41	(e)	4,067	2.78	(f)	1.78	(f)	1.78	(f)	(0.42	) (f)	—
Y	6.15	0.01	—	0.22	0.23	—	—	—	—	0.23	6.38	3.74	(e)	170	1.17	(f)	0.95	(f)	0.95	(f)	0.43	(f)	—
For the Year Ended October 31, 2008
A	12.73	—	—	(5.11)	(5.11)	—	(1.58)	—	(1.58)	(6.69)	6.04	(45.38)		21,304	1.50		1.35		1.35		0.05		292
B	12.50	(0.06)	—	(4.97)	(5.03)	—	(1.58)	—	(1.58)	(6.61)	5.89	(45.59)		2,584	2.56		1.82		1.82		(0.63)		—
C	12.46	(0.08)	—	(4.94)	(5.02)	—	(1.58)	—	(1.58)	(6.60)	5.86	(45.67)		3,002	2.39		1.99		1.99		(0.89)		—
Y	12.88	0.05	—	(5.20)	(5.15)	—	(1.58)	—	(1.58)	(6.73)	6.15	(45.12)		136	0.98		0.95		0.95		0.67		—
For the Year Ended October 31, 2007
A	11.28	(0.05)	—	1.98	1.93	—	(0.48)	—	(0.48)	1.45	12.73	17.76		22,074	1.60		1.37		1.37		(0.43)		186
B	11.14	(0.11)	—	1.95	1.84	—	(0.48)	—	(0.48)	1.36	12.50	17.15		4,509	2.55		1.96		1.96		(1.01)		—
C	11.13	(0.13)	—	1.94	1.81	—	(0.48)	—	(0.48)	1.33	12.46	16.89		4,772	2.40		2.12		2.12		(1.17)		—
Y	11.36	(0.57)	—	2.57	2.00	—	(0.48)	—	(0.48)	1.52	12.88	18.28		115	1.11		1.03		1.03		(0.44)		—
For the Year Ended October 31, 2006
A	10.14	(0.08)	—	1.32	1.24	—	(0.10)	—	(0.10)	1.14	11.28	12.31		23,542	1.69		1.50		1.50		(0.85)		99
B	10.08	(0.15)	—	1.31	1.16	—	(0.10)	—	(0.10)	1.06	11.14	11.58		3,725	2.67		2.11		2.11		(1.46)		—
C	10.08	(0.15)	—	1.30	1.15	—	(0.10)	—	(0.10)	1.05	11.13	11.48		3,861	2.52		2.26		2.26		(1.60)		—
Y	10.17	(0.04)	—	1.33	1.29	—	(0.10)	—	(0.10)	1.19	11.36	12.77		28,868	1.13		1.11		1.11		(0.45)		—
From (commencement of operations) January 1, 2005, through October 31, 2005
A(g)	10.06	(0.06)	—	0.14	0.08	—	—	—	—	0.08	10.14	0.80	(e)	14,995	2.22	(f)	1.50	(f)	1.50	(f)	(0.95	) (f)	97
B(h)	10.06	(0.09)	—	0.11	0.02	—	—	—	—	0.02	10.08	0.20	(e)	2,354	3.35	(f)	2.25	(f)	2.25	(f)	(1.70	) (f)	—
C(i)	10.06	(0.09)	—	0.11	0.02	—	—	—	—	0.02	10.08	0.20	(e)	1,741	3.26	(f)	2.25	(f)	2.25	(f)	(1.70	) (f)	—
Y(j)	10.06	(0.05)	—	0.16	0.11	—	—	—	—	0.11	10.17	1.09	(e)	210	1.66	(f)	1.10	(f)	1.10	(f)	(0.55	) (f)	—

(a)	Information presented relates to a share outstanding throughout the indicated period.

(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	Not annualized.

(f)	Annualized.

(g)	Commenced operations on January 1, 2005.

(h)	Commenced operations on January 1, 2005.

(i)	Commenced operations on January 1, 2005.

(j)	Commenced operations on January 1, 2005.

20

The Hartford MidCap Growth Fund
Directors and Officers (Unaudited)
The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.
Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and three of the Fund’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which collectively consist of 100 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.
The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.
Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its officers or directors who are employed by The Hartford.
Non-Interested Directors
Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.
Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.
Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies.
Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee is Chairman and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions. Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm, from August 2004 to August 2005. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).
William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

21

The Hartford MidCap Growth Fund
Directors and Officers (Unaudited) — (continued)
Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.
Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.
Interested Directors and Officers
Thomas M. Marra* (1958) Director since 2002
Mr. Marra has served as President and Chief Operating Officer of The Hartford Financial Services Group, Inc. (“The Hartford”) since 2007. Mr. Marra currently serves as Director of Hartford Life, Inc. (“HL, Inc.”). Mr. Marra served as Chief Operating Officer of Hartford Life Insurance Company, Inc. (“Hartford Life”) (2000-2008), as President of Hartford Life (2002-2008) and as Director of Hartford Life’s Investment Products Division from 1998 to 2000.

*  On February 24, 2009, The Hartford and Mr. Marra determined to enter into a mutually agreed separation whereby Mr. Marra will retire, and his role as an executive officer and employee of The Hartford will terminate, effective July 3, 2009. Mr. Marra will resign his position as a Director of the Fund effective June 25, 2009.
Lowndes A. Smith (1939) Director since 2002, Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.
John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as Chief Executive Officer, President and Director of HL, Inc. Mr. Walters previously served as President of the U.S. Wealth Management Division of Hartford Life, Inc., as Co-Chief Operating Officer of Hartford Life Insurance Company (2007-2008) and as Executive Vice President and Director of its Investment Products Division (2000-2008). Mr. Walters also serves as Chairman of the Board, Chief Executive Officer, President and Director of Hartford Life Insurance Company and as Executive Vice President of The Hartford. In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”).

*  Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 — 2009).
Other Officers
Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 — 2009))
Mr. Arena serves as Executive Vice President of Hartford Life Insurance Company, (“Hartford Life”). Additionally, Mr. Arena is Director and Senior Vice President of Hartford Administrative Services Company, (“HASCO”), Manager, Chief Executive Officer and President of Hartford Investment Financial Services, LLC (“HIFSCO”) and HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division. Mr. Arena joined American Skandia in 1996.
Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.
Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006 and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury, (the “Treasury”), from 2001 to 2006 where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network, (“FinCEN”) from 2005 — 2006.

22

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life Insurance Company. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.
Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant General Counsel and Assistant Vice President of The Hartford and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, Assistant Vice President of Hartford Life, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.
Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life and as Director of its Investment Advisory Group in the Individual Markets Group segment. He also serves as Senior Vice President of HIFSCO and HL Advisors. Prior to joining The Hartford in 2004, Mr. Meyer was with MassMutual which he joined in 1987.
D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life where he serves as Director of mutual fund product management for The Hartford’s mutual funds and 529 college savings businesses. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.
Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 – 2007.
HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2008 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

23

The Hartford MidCap Growth Fund
Expense Example (Unaudited)
Your Fund’s Expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2008 through April 30, 2009.
Actual Expenses
The first column of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	October 31, 2008	Beginning	Ending Account	October 31,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2008 through	expense	1/2	full
	October 31, 2008	April 30, 2009	April 30, 2009	October 31, 2008	April 30, 2009	April 30, 2009	ratio	year	year
Class A	$1,000.00	$1,038.07	$5.81	$1,000.00	$1,019.09	$5.75	1.15%	181	365
Class B	$1,000.00	$1,035.65	$7.26	$1,000.00	$1,017.65	$7.20	1.44	181	365
Class C	$1,000.00	$1,034.12	$8.97	$1,000.00	$1,015.96	$8.89	1.78	181	365
Class Y	$1,000.00	$1,037.39	$4.79	$1,000.00	$1,020.08	$4.75	0.95	181	365

24

The Hartford MidCap Value Fund

The Hartford MidCap Value Fund*
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 4/30/01 — 4/30/09
Growth of a $10,000 investment in Class A which includes Sales Charge
Russell 2500 Value Index is an unmanaged index measuring the performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Investment objective – Seeks long-term capital appreciation.
Average Annual Total Returns(2,3) (as of 4/30/09)

	Inception	1	5	Since
	Date	Year	Year	Inception

MidCap Value A#	4/30/01	-30.76%	-1.05%	1.85%
MidCap Value A##	4/30/01	-34.56%	-2.16%	1.14%
MidCap Value B#	4/30/01	-31.18%	-1.74%	1.14%
MidCap Value B##	4/30/01	-34.62%	-1.97%	1.14%
MidCap Value C#	4/30/01	-31.28%	-1.80%	1.12%
MidCap Value C##	4/30/01	-31.97%	-1.80%	1.12%
MidCap Value Y#	4/30/01	-30.47%	-0.63%	2.32%

#	Without sales charge

##	With sales charge

*	As of August 16, 2004, the Fund no longer offers Class A, B and C shares except as follows. The Fund will continue to offer and sell shares: (1) through ACH and other similar systematic investment facilities to investors who established plans to invest through such facilities prior to August 16, 2004 and (2) for reinvestment of capital gains distributions and income dividends.

As of March 1, 2008, the Fund no longer offers Class Y shares to new investments except as follows. The Fund will continue to offer and sell shares: (1) for accounts established prior to March 1, 2008; (2) for reinvestment of capital gains distributions and income dividends; (3) as an underlying investment of the Smart529 College Savings Plan; and (4) as an underlying investment of a Hartford sponsored mutual fund-of-funds.

The Fund continues to pay 12b-1 fees. These fees are paid for ongoing shareholder services, to compensate brokers for past sales and to reimburse the Fund’s distributor for commissions paid in connection with past sales.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(3)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2009, which excludes investment transactions as of this date.
Portfolio Manager
James N. Mordy
Senior Vice President, Partner
How did the Fund perform?
The Class A shares of The Hartford MidCap Value Fund returned 6.04%, before sales charge, for the six-month period ended April 30, 2009, outperforming its benchmark, the Russell 2500 Value Index, which returned -8.12% for the same period. The Fund also outperformed the -1.96% return of the average fund in the Lipper Mid-Cap Value Fund peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Following the steep global markets sell off in 2008, equities continued to decline sharply early in 2009, reaching a 12-year bottom during the month of March. Strong government intervention, coupled with a sequential improvement in economic indicators and consumer sentiment, led to a significant market rally off the March lows. Recent signs of a bottoming in the fortunes of the financial industry, coupled with aggressive intervention by the Federal Reserve in the capital markets appear

2

to have increased investor risk appetite, despite continuing softness in demand and high unemployment.
During the period, mid cap stocks (-0.2%) outperformed small (-8.4%) and large cap stocks (-8.5%), as measured by the S&P MidCap 400, Russell 2000 and S&P 500 indices, respectively. Growth stocks (0.7%) significantly out-paced Value stocks (-8.1%) during the period, as measured by the Russell 2500 Growth and Russell 2500 Value indices, respectively. Within the Russell 2500 Value benchmark, only four of ten sectors posted positive returns. Consumer Discretionary and Information Technology were the strongest positive performers while Energy and Financials lagged the most, on a relative basis.
The Fund’s relative (i.e. performance of the Fund as measured against the benchmark) outperformance was primarily driven by strong stock selection in nine of the ten broad economic sectors. Stock selection was strongest within Financials, Energy, Consumer Staples and Materials. Overall sector allocation, a result of bottom-up (i.e. stock by stock fundamental research) security selection, contributed positively to relative performance, particularly our underweight (i.e. the Fund’s sector position was less than the benchmark position) position in Financials and overweight (i.e. the Fund’s sector position was greater than the benchmark position) positions in Information Technology, Health Care and Consumer Discretionary.
The largest contributors to absolute (i.e. total return) and benchmark-relative performance included PHH (Financials), Buck Holdings (Consumer Discretionary) and Marine Harvest (Consumer Staples). Shares of PHH, a leading provider of private label mortgage services and commercial fleet vehicle management, rose during the period due to robust profit margins from both of the company’s business lines. Buck Holdings is a holding company for retailer Dollar General. According to Wellington Management’s peer-based valuation methodology, this non-tradable security rose during the period as the “dollar store” model is performing well in this economy, as consumers seek to stretch their budgets. Salmon farming company Marine Harvest’s shares moved significantly higher as the global supply-demand balance tightened and fish prices increased. In addition, Wall Street’s concerns that the company would need to raise equity to repay debt abated as interest coverage metrics improved with rising product prices. The Fund held positions in these three stocks at the end of the period.
The largest detractors from absolute and relative returns included Delta Air Lines (Industrials), Popular (Financials) and Impax Labs (Health Care). Shares of Delta fell as demand for air travel declined even faster than aggressive industry capacity cuts, while a decline in high-fare business travel also affected revenue-per-seat metrics. Shares of Popular, a diversified financial services company targeting the Hispanic market, declined due to the company’s exposure to the ailing U.S. economy and worsening prospects for Puerto Rico. Shares of drug maker Impax Labs resumed trading following a prolonged suspension. Despite positive fundamentals, the stock has encountered what we believe to be mostly technical selling pressure. We held positions in all of these stocks at the end of the period.
What is the outlook?
The U.S. economy appears to be bottoming out and hinting at a potential positive GDP (Gross Domestic Product) during the third quarter of this year. While consumer sentiment, demand, and industrial production are still running at depressed levels, recent unemployment and production metrics point at early signs of an inflection point. That said, we are unlikely to see more conclusive indicators until lending activity comes back and the large fiscal stimulus fully hits the economy later this year and in 2010.
We have positioned the Fund a bit more aggressively toward the early cyclicals. During the period, we reduced our underweight position to Financials, as government action has provided some level of support to valuations. We also went from overweight to underweight in Industrials, a particularly vulnerable group given the sharp GDP contraction, and trimmed our overweight in Health Care, a sector that has worked well through the downturn but now faces, at a minimum, increased headline risk. On the consumer front, we went from underweight to overweight in Consumer Discretionary, a sector that seemed oversold to us, particularly as we anticipated some stabilization in retail and housing. At the end of the period, we remained overweight in Information Technology, where we think valuations have been excessively discounted.
Diversification by Industry
 as of April 30, 2009

Percentage of
Industry	Net Assets
Automobiles & Components	1.1%
Banks	1.9
Capital Goods	5.7
Commercial & Professional Services	0.8
Consumer Durables & Apparel	6.2
Diversified Financials	8.9
Energy	5.7
Food, Beverage & Tobacco	5.2
Health Care Equipment & Services	4.6
Insurance	9.6
Materials	9.0
Media	1.8
Pharmaceuticals, Biotechnology & Life Sciences	3.9
Real Estate	5.0
Retailing	5.9
Semiconductors & Semiconductor Equipment	3.6
Software & Services	2.7
Technology Hardware & Equipment	7.5
Transportation	2.9
Utilities	7.1
Short-Term Investments	0.6
Other Assets and Liabilities	0.3

Total	100.0%

3

The Hartford MidCap Value Fund
Schedule of Investments
April 30, 2009 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
COMMON STOCKS - 99.1%
	Automobiles & Components - 1.1%
209	TRW Automotive Holdings Corp. •	$1,805

	Banks - 1.9%
37	Beneficial Mutual Bancorp, Inc. •	369
58	Comerica, Inc.	1,209
12	M&T Bank Corp.	635
12	PNC Financial Services Group, Inc.	468
140	Popular, Inc.	401
2	Signature Bank •	41

		3,123

	Capital Goods - 5.7%
14	AGCO Corp. •	347
13	Alliant Techsystems, Inc. •	1,036
30	AMETEK, Inc.	966
16	Dover Corp.	505
107	Pentair, Inc.	2,837
42	Teledyne Technologies, Inc. •	1,347
47	URS Corp. •	2,071

		9,109

	Commercial & Professional Services - 0.8%
116	R.R. Donnelley & Sons Co.	1,356

	Consumer Durables & Apparel - 6.2%
72	Mattel, Inc.	1,083
123	MDC Holdings, Inc.	4,201
104	Toll Brothers, Inc. •	2,105
42	V.F. Corp.	2,483

		9,872

	Diversified Financials - 8.9%
33	Affiliated Managers Group, Inc. •	1,859
106	Ameriprise Financial, Inc.	2,796
265	CIT Group, Inc.	588
112	Invesco Ltd.	1,644
296	PHH Corp. •	4,960
144	TD Ameritrade Holding Corp. •	2,297

		14,144

	Energy - 5.7%
82	Cie Gen Geophysique ADR •	1,175
93	Newfield Exploration Co. •	2,897
25	Noble Energy, Inc.	1,390
43	SBM Offshore N.V.	700
343	Uranium One, Inc. •	947
120	Weatherford International Ltd. •	1,999

		9,108

	Food, Beverage & Tobacco - 5.2%
6	Bunge Ltd. Finance Corp.	307
2,145	Chaoda Modern Agriculture	1,220
47	Dean Foods Co. •	969
3,038	First Pacific Co., Ltd.	1,387
172	Marfig Frigorificos E Comer •	858
4,079	Marine Harvest •	1,838
57	Perdigao S.A.	834
97	Smithfield Foods, Inc. •	839

		8,252

	Health Care Equipment & Services - 4.6%
53	Amerisource Bergen Corp.	1,786
142	CIGNA Corp.	2,803
24	Laboratory Corp. of America Holdings •	1,508
40	West Pharmaceutical Services	1,316

		7,413

	Insurance - 9.6%
42	Everest Re Group Ltd.	3,165
55	Fidelity National Financial, Inc.	994
33	First American Financial Corp.	929
24	PartnerRe Ltd.	1,637
85	Platinum Underwriters Holdings Ltd.	2,448
99	Reinsurance Group of America, Inc.	3,152
187	Unum Group	3,057

		15,382

	Materials - 9.0%
43	Agrium U.S., Inc.	1,841
82	Celanese Corp.	1,698
66	Cliff’s Natural Resources, Inc.	1,510
58	FMC Corp.	2,841
55	Greif, Inc.	2,476
26	JSR Corp.	317
87	Owens-Illinois, Inc. •	2,129
78	Pactiv Corp. •	1,710

		14,522

	Media - 1.8%
369	Virgin Media, Inc.	2,849

	Pharmaceuticals, Biotechnology & Life Sciences - 3.9%
49	Endo Pharmaceuticals Holdings, Inc. •	816
26	H. Lundbeck A/S	464
427	Impax Laboratories, Inc. •	2,256
127	King Pharmaceuticals, Inc. •	1,004
124	Theravance, Inc. •	1,778

		6,318

	Real Estate - 5.0%
95	Annaly Capital Management, Inc.	1,338
915	Chimera Investment Corp.	3,230
113	Kimco Realty Corp.	1,352
9	Mack-Cali Realty Corp.	231
312	MFA Mortgage Investments, Inc.	1,836

		7,987

	Retailing - 5.9%
187	American Eagle Outfitters, Inc.	2,777
2,375	Buck Holdings L.P. ⌂ • †	4,226
10	Genuine Parts Co.	323
77	TJX Cos., Inc.	2,143

		9,469

	Semiconductors & Semiconductor Equipment - 3.6%
200	Teradyne, Inc. •	1,188
176	Varian Semiconductor Equipment Associates, Inc. •	4,494

		5,682

	Software & Services - 2.7%
15	CACI International, Inc. Class A •	597
69	McAfee, Inc. •	2,586
71	Western Union Co.	1,184

		4,367

	Technology Hardware & Equipment - 7.5%
194	Arrow Electronics, Inc. •	4,407
447	Flextronics International Ltd. •	1,732
182	JDS Uniphase Corp. •	839
The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount ╬		Market Value ╪
COMMON STOCKS - 99.1% — (continued)
	Technology Hardware & Equipment - 7.5% — (continued)
4,105	Kingboard Laminates Holdings	$1,625
107	NetApp, Inc. •	1,954
182	Solar Cayman Ltd. ⌂ • †	1,489

		12,046

	Transportation - 2.9%
64	Con-way, Inc.	1,581
486	Delta Air Lines, Inc. •	2,998

		4,579

	Utilities - 7.1%
313	N.V. Energy, Inc.	3,206
149	Northeast Utilities	3,136
31	TECO Energy, Inc.	328
98	UGI Corp.	2,244
59	Wisconsin Energy Corp.	2,350

		11,264

	Total common stocks (cost $195,370)	$158,647

	Total long-term investments (cost $195,370)	$158,647

SHORT-TERM INVESTMENTS - 0.6%
	Repurchase Agreements - 0.6%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $217, collateralized by GNMA 4.50% - 6.50%, 2038 - 2039, value of $221)
$217	0.18%, 04/30/2009	$217

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $260, collateralized by FHLMC 4.50% - 6.50%, 2035 - 2039, FNMA 4.50% - 6.50%, 2034 - 2047, value of $265)

260	0.17%, 04/30/2009	260

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $363, collateralized by FHLMC 4.00% - 7.00%, 2021 - 2039, FNMA 6.00% - 7.00%, 2034 - 2038, GNMA 4.50% - 7.00%, 2024 - 2039, value of $370)

363	0.17%, 04/30/2009	363
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $1, collateralized by U.S. Treasury Bond 7.50%, 2024, value of$1)
1	0.14%, 04/30/2009	1

UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $78, collateralized by FHLMC 8.00% - 15.00%, 2009 - 2021, FNMA 3.50% - 15.50%, 2012 - 2039, value of $80)

78	0.16%, 04/30/2009	78

		919

	Total short-term investments (cost $919)	$919

Total investments (cost $196,289) ▲	99.7%	$159,566
Other assets and liabilities	0.3%	498

Total net assets	100.0%	$160,064

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 7.33% of total net assets at April 30, 2009.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

▲	At April 30, 2009, the cost of securities for federal income tax purposes was $198,738 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$8,569
Unrealized Depreciation	(47,741)

Net Unrealized Depreciation	$(39,172)

†	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund’s Board of Directors at April 30, 2009 was $5,715, which represents 3.57% of total net assets. This calculation excludes securities that are principally traded in certain foreign markets and whose prices were adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

•	Currently non-income producing.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period	Shares/
Acquired	Par	Security	Cost Basis
06/2007	2,375	Buck Holdings L.P.	$2,378
03/2007	182	Solar Cayman Ltd. - 144A	2,543
The aggregate value of these securities at April 30, 2009 was $5,715 which represents 3.57% of total net assets.
The accompanying notes are an integral part of these financial statements.

5

The Hartford MidCap Value Fund
Schedule of Investments – (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
Forward Foreign Currency Contracts Outstanding at April 30, 2009

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value ╪	Amount	Date	(Depreciation)
Norwegian Krone (Sell)	$27	$26	05/04/09	$(1)
Norwegian Krone (Sell)	72	72	05/05/09	—

				$(1)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.
FAS 157 Disclosure of Investment Valuation Hierarchy Levels

Assets:
Investment in securities — Level 1	$145,382
Investment in securities — Level 2	8,469
Investment in securities — Level 3	5,715

Total	$159,566

Liabilities:
Other financial instruments — Level 2 *	1

Total	$1

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Assets:
Securities:
Balance as of October 31, 2008	$8,200
Change in unrealized appreciation ♦	1,291
Net sales	(190)
Transfers in and /or out of Level 3	(3,586)

Balance as of April 30, 2009	$5,715

♦ Change in unrealized gains or losses relating to assets still held at April 30, 2009	$1,291

The accompanying notes are an integral part of these financial statements.

6

The Hartford MidCap Value Fund
Statement of Assets and Liabilities
April 30, 2009
(Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at fair value (cost $196,289)	$159,566
Cash	1
Unrealized appreciation on forward foreign currency contracts	—
Receivables:
Investment securities sold	2,139
Fund shares sold	7
Dividends and interest	98
Other assets	138

Total assets	161,949

Liabilities:
Unrealized depreciation on forward foreign currency contracts	1
Payables:
Investment securities purchased	1,500
Fund shares redeemed	224
Investment management fees	21
Distribution fees	11
Accrued expenses	128

Total liabilities	1,885

Net assets	$160,064

Summary of Net Assets:
Capital stock and paid-in-capital	268,729
Accumulated undistributed net investment income	117
Accumulated net realized loss on investments and foreign currency transactions	(72,059)
Unrealized depreciation of investments and the translation of assets and liabilities denominated in foreign currency	(36,723)

Net assets	$160,064

Shares authorized	300,000

Par value	$0.001

Class A: Net asset value per share/Maximum offering price per share	$6.90/$7.30

Shares outstanding	16,309

Net assets	$112,552

Class B: Net asset value per share	$6.38

Shares outstanding	3,480

Net assets	$22,207

Class C: Net asset value per share	$6.37

Shares outstanding	3,248

Net assets	$20,701

Class Y: Net asset value per share	$7.22

Shares outstanding	638

Net assets	$4,604

The accompanying notes are an integral part of these financial statements.

7

The Hartford MidCap Value Fund
Statements of Operations
For the Six Month Period Ended April 30, 2009 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$1,627
Interest	1
Securities lending	7
Less: Foreign tax withheld	(9)

Total investment income	1,626

Expenses:
Investment management fees	614
Transfer agent fees	383
Distribution fees
Class A	134
Class B	104
Class C	100
Custodian fees	8
Accounting services	11
Registration and filing fees	24
Board of Directors’ fees	3
Audit fees	6
Other expenses	58

Total expenses (before waivers and fees paid indirectly)	1,445
Expense waivers	(261)
Transfer agent fee waivers	(161)
Commission recapture	(4)
Custodian fee offset	—

Total waivers and fees paid indirectly	(426)

Total expenses, net	1,019

Net investment income	607

Net Realized Loss on Investments and Foreign Currency Transactions:
Net realized loss on investments in securities	(38,196)
Net realized loss on foreign currency transactions	(1)

Net Realized Loss on Investments and Foreign Currency Transactions	(38,197)

Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	43,424
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	—

Net Changes in Unrealized Appreciation of Investments	43,424

Net Gain on Investments and Foreign Currency Transactions	5,227

Net Increase in Net Assets Resulting from Operations	$5,834

The accompanying notes are an integral part of these financial statements.

8

The Hartford MidCap Value Fund
Statement of Changes in Net Assets
(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2009	Year Ended
	(Unaudited)	October 31, 2008
Operations:
Net investment income (loss)	$607	$(78)
Net realized loss on investments and foreign currency transactions	(38,197)	(33,349)
Net unrealized appreciation (depreciation) of investments	43,424	(146,998)

Net increase (decrease) in net assets resulting from operations	5,834	(180,425)

Distributions to Shareholders:
From net investment income
Class A	(406)	—
Class Y	(84)	—
From net realized gain on investments
Class A	—	(51,758)
Class B	—	(10,795)
Class C	—	(11,178)
Class Y	—	(318)

Total distributions	(490)	(74,049)

Capital Share Transactions:
Class A	(19,352)	(5,633)
Class B	(3,003)	(1,329)
Class C	(4,364)	(2,633)
Class Y	(3,290)	11,361

Net increase (decrease) from capital share transactions	(30,009)	1,766

Net decrease in net assets	(24,665)	(252,708)
Net Assets:
Beginning of period	184,729	437,437

End of period	$160,064	$184,729

Accumulated undistributed net investment income (loss)	$117	$—

The accompanying notes are an integral part of these financial statements.

9

The Hartford MidCap Value Fund
Notes to Financial Statements
April 30, 2009 (Unaudited)
(000’s Omitted)
1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-two portfolios. Financial statements for The Hartford MidCap Value Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares are sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and except that Class B shares automatically convert to Class A shares after 8 years.

Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments will be allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). After the Close Date, existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).
a)	Security Transactions and Investment Income - Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)	Security Valuation – The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary markets, but before the close of the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading

10

restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, ADR’s, exchange traded funds (“ETF’s”)) after the close of the foreign markets but before the close of the Exchange. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange traded equity securities shall be valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time. If it is not possible to determine the last reported sale price or official closing price on the relevant exchange or market at the Valuation Time, the value of the security shall be taken to be the most recent mean between bid and asked prices on such exchange or market at the Valuation Time.

Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

A forward currency contract shall be valued based on the price of the underlying currency at the prevailing interpolated exchange rate, which is a combination of the spot currency rate and the forward currency rate. Spot currency rates and forward currency rates are obtained from an independent pricing service on a daily basis not more than one hour before the Valuation Time.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

c)	Foreign Currency Transactions — The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates on portfolio securities from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid.

11

The Hartford MidCap Value Fund
Notes to Financial Statements – (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)	Securities Lending - The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are fully collateralized at all times with cash and/or U.S. Government Securities and/or repurchase agreements. The cash collateral is then invested in short-term money market instruments. The repurchase agreements are fully collateralized by U.S. Government Securities. The adequacy of the collateral for securities on loan is monitored on a daily basis. For instances where the market value of collateral falls below the market value of the securities out on loan, such collateral is supplemented on the following business day.

While securities are on loan, the Fund is subject to the following risks: 1) that the borrower may default on the loan and that the collateral could be inadequate in the event the borrower defaults, 2) that the earnings on the collateral invested may not be sufficient to pay fees incurred in connection with the loan, 3) that the principal value of the collateral invested may decline and may not be sufficient to pay back the borrower for the amount of the collateral posted, 4) that the borrower may use the loaned securities to cover a short sale which may place downward pressure on the market prices of the loaned securities, 5) that return of loaned securities could be delayed and could interfere with portfolio management decisions and 6) that any efforts to recall the securities for purposes of voting a proxy may not be effective. The Fund had no securities out on loan as of April 30, 2009.

e)	Joint Trading Account - Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Wellington Management Company, LLP (“Wellington”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

f)	Repurchase Agreements - A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2009.

g)	Forward Foreign Currency Contracts – The Fund may enter into forward foreign currency contracts that obligate the Fund to repurchase/replace or sell currencies at specified future dates. Forward foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

Forward foreign currency contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar.

h)	Fund Share Valuation and Dividend Distributions to Shareholders — Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid

12

annually. Dividends are paid on shares beginning on the business day after the day when the funds used to purchase the shares are collected by the transfer agent for the Fund. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences include but are not limited to foreign currency gains and losses, losses deferred due to wash sales adjustments, adjustments related to Passive Foreign Investment Companies and certain derivatives, and excise tax regulations. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

i)	Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. “Illiquid Securities” are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund, as shown in the Schedule of Investments, had illiquid or restricted securities as of April 30, 2009.

j)	Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

k)	Financial Accounting Standards Board Financial Accounting Standards No. 157 – Effective November 1, 2008, the Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. Fair value is defined under FAS 157 as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Under FAS 157, a fair value measurement should reflect all of the assumptions that market participants would use in pricing the asset or liability, including assumptions about the risk inherent in a particular valuation technique, the effect of a restriction on the sale or use of an asset, and the risk of nonperformance.

Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized, per FAS 157, into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 – Quoted prices in active markets for identical securities. Level 1 includes exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 includes debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services and foreign equities,

13

The Hartford MidCap Value Fund
Notes to Financial Statements – (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•	Level 3 – Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes and require significant management judgment or estimation. This category includes broker quoted securities, long dated OTC options and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a good representation of exit price.
Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

FAS 157 also requires that a roll forward reconciliation be shown for all Level 3 securities from the beginning of the reporting period to the end of the reporting period. Part of this reconciliation includes transfers in and/or out of Level 3. For purposes of this reconciliation, transfers in are shown at the end of period fair value and transfers out are shown at the beginning of period fair value.

Refer to the valuation hierarchy levels summary and the Level 3 roll forward reconciliation found following the Schedule of Investments.

FASB Staff Position No. 157-4 – In April 2009, FASB released FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP FAS 157-4”). FSP FAS 157-4 provides additional guidance on determining whether a market for a financial asset is not active and a transaction is not distressed when measuring fair value under FAS 157. The FSP also requires additional disclosure detail on debt and equity securities by major investment categories. FSP FAS 157-4 is effective for interim and annual periods ending after June 15, 2009. At this time, management is evaluating the implications of FSP FAS 157-4 and does not believe it will impact valuation but will require additional disclosure. This additional disclosure has not yet been implemented.

l)	Financial Accounting Standards Board Financial Accounting Standards No. 161 – In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires companies to disclose information detailing the objectives and strategies for using derivative instruments, the level of derivative activity entered into by the company and any credit risk-related contingent features of the agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and has not yet implemented the new disclosure standard.

m)	Indemnifications: Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
3.	Federal Income Taxes:
a)	Federal Income Taxes - For federal income tax purposes, the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and the Fund intends to distribute substantially all of its income and gains during the calendar year ending December 31, 2009. Accordingly, no provision for federal income or excise taxes has been made in the

14

accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.
b)	The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2008	October 31, 2007
Ordinary Income	$10,962	$14,105
Long-Term Capital Gains *	63,087	44,861

*	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC code Sec. 852(b)(3)(C).
As of October 31, 2008, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Accumulated Capital Losses*	$(31,413)
Unrealized Depreciation†	$(82,596)

Total Accumulated Deficit	$(114,009)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable to the tax deferral of wash sales losses, the mark-to-market adjustment for certain derivatives in accordance with IRC Sec. 1256, the mark to market for Passive Foreign Investment Companies and basis differences in real estate investment trusts.
c)	Reclassification of Capital Accounts - In accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Fund has recorded reclassifications in its capital accounts. These reclassifications had no impact on the NAV of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. As of October 31, 2008, the Fund recorded reclassifications to increase undistributed net investment income by $82, increase accumulated net realized gain by $137, and decrease paid in capital by $219.

d)	Capital Loss Carryforward - At October 31, 2008 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year	Amount
2016	$31,413

Total	$31,413

e)	Financial Accounting Standards Board Interpretation No. 48 – On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. The Fund adopted FIN 48 for fiscal years beginning after December 15, 2006. Management has evaluated the implications of FIN

15

The Hartford MidCap Value Fund
Notes to Financial Statements – (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
48 for all open tax years (tax years ended October 31, 2006 – 2008) and has determined there is no impact to the Fund’s financial statements.
4.	Expenses:
a)	Investment Management Agreements – Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with The Hartford Mutual Funds, Inc. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the six-month period ended April 30, 2009; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.8000%
On next $500 million	0.7250%
On next $4 billion	0.6750%
On next $5 billion	0.6725%
Over $10 billion	0.6700%
b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting service fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%
c)	Operating Expenses - Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the six-month period ended April 30, 2009, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class Y
1.35%	2.10%	2.10%	0.95%
d)	Fees Paid Indirectly - The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the six-month period ended April 30, 2009, these amounts are included in the Statement of Operations.

16

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Annualized
	Six-Month
	Period	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Ended April	October 31,	October 31,	October 31,	October 31,	October 31,
	30,2009	2008	2007	2006	2005	2004
Class A Shares	1.16%	1.39%	1.39%	1.39%	1.38%	1.43%
Class B Shares	1.70	2.05	2.15	2.14	2.13	2.13
Class C Shares	1.98	2.14	2.09	2.14	2.13	2.13
Class Y Shares	0.94	0.91	0.89	0.93	0.94	0.88
e)	Distribution and Service Plan for Class A, B and C Shares - HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2009, HIFSCO received front-end load sales charges of $23 and contingent deferred sales charges of $8 from the Fund.

The Fund has adopted Distribution and Service Plans in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B and C shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Funds provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of only up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the Distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2009, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $2. These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2009, a portion of the Fund’s chief compliance officer’s salary was paid by the Fund in an amount, which rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO was compensated $269 for providing such services. These fees are accrued daily and paid monthly.

17

The Hartford MidCap Value Fund
Notes to Financial Statements – (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
g)	Payments from Affiliate:

The total return in the accompanying financial highlights includes payment from affiliates. Had the payment from affiliates been excluded, the total return for the periods listed below would have been as follows:

	Impact from	Total Return
	Payment from	Excluding
	Affiliate for SEC	Payment from
	Settlement for the	Affiliate for the
	Year Ended	Year Ended
	October 31, 2007	October 31, 2007
Class A	0.01%	16.71%
Class B	0.01	15.85
Class C	0.01	15.93
Class Y	0.01	17.37
5.	Investment Transactions:

For the six-month period ended April 30, 2009, the Fund’s aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$37,751
Sales Proceeds Excluding U.S. Government Obligations	67,586
6.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2009 and the year ended October 31, 2008:

	For the Six-Month Period Ended April 30, 2009					For the Year Ended October 31, 2008
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	182	64	(3,542)	—	(3,296)	386	4,447	(6,258)	—	(1,425)
Amount	$1,076	$396	$(20,824)	$—	$(19,352)	$3,761	$50,611	$(60,005)	$—	$(5,633)
Class B
Shares	17	—	(570)	—	(553)	58	975	(1,371)	—	(338)
Amount	$92	$—	$(3,095)	$—	$(3,003)	$559	$10,316	$(12,204)	$—	$(1,329)
Class C
Shares	17	—	(817)	—	(800)	54	979	(1,519)	—	(486)
Amount	$95	$—	$(4,459)	$—	$(4,364)	$525	$10,367	$(13,525)	$—	$(2,633)
Class Y
Shares	101	13	(637)	—	(523)	1,236	27	(229)	—	1,034
Amount	$632	$85	$(4,007)	$—	$(3,290)	$13,312	$318	$(2,269)	$—	$11,361
The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued and Class B shares redeemed) for the six-month period ended April 30, 2009 and the year ended October 31, 2008:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2009	36	$209
For the Year Ended October 31, 2008	108	$1,071

18

7.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. During the six-month period ended April 30, 2009, the Fund did not have any borrowings under this facility.

8.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

19

The Hartford MidCap Value Fund
Financial Highlights – (Unaudited)

– Selected Per-Share Data – (a)												– Ratios and Supplemental Data –
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
															Net Assets		Net Assets		Net Assets
															Before		After		After
				Net											Waivers		Waivers		Waivers
				Realized											and		and		and
				and Un-			Distrib-			Net					Reimburse-		Reimburse-		Reimburse-		Ratio of
		Net	Pay-	realized		Dividends	utions			Increase	Net				ments and		ments and		ments and		Net Invest-		Port-
	Net Asset	Invest-	ments	Gain		from Net	from	Distri-		(Decrease)	Asset			Net Assets	Including		Including		Excluding		ment		folio
	Value at	ment	from	(Loss) on	Total from	Invest-	Realized	butions	Total	in Net	Value at			at End of	Expenses		Expenses		Expenses		Income to		Turn-
	Beginning	Income	(to)	Invest-	Investment	ment	Capital	from	Distri-	Asset	End of	Total		Period	not Subject		not Subject		not Subject		Average		over
Class	of Period	(Loss)	Affiliate	ments	Operations	Income	Gains	Capital	butions	Value	Period	Return(b)		(000’s)	to Cap(c)		to Cap(c)		to Cap(c)		Net Assets		Rate(d)
For the Six-Month Period Ended April 30, 2009 (Unaudited) (e)
A	$6.53	$0.03	$—	$0.36	$0.39	$(0.02)	$—	$—	$(0.02)	$0.37	$6.90	6.04	%(f)	$112,552	1.69	%(g)	1.16	%(g)	1.16	%(g)	0.96	%(g)	24%
B	6.03	0.01	—	0.34	0.35	—	—	—	—	0.35	6.38	5.80	(f)	22,207	2.65	(g)	1.70	(g)	1.70	(g)	0.42	(g)	—
C	6.03	—	—	0.34	0.34	—	—	—	—	0.34	6.37	5.64	(f)	20,701	2.37	(g)	1.98	(g)	1.98	(g)	0.14	(g)	—
Y	6.88	0.04	—	0.37	0.41	(0.07)	—	—	(0.07)	0.34	7.22	6.27	(f)	4,604	0.94	(g)	0.94	(g)	0.94	(g)	1.19	(g)	—
For the Year Ended October 31, 2008
A	14.80	0.02	—	(5.81)	(5.79)	—	(2.48)	—	(2.48)	(8.27)	6.53	(46.26)		127,999	1.44		1.40		1.40		0.15		52
B	13.95	(0.05)	—	(5.39)	(5.44)	—	(2.48)	—	(2.48)	(7.92)	6.03	(46.64)		24,329	2.31		2.06		2.06		(0.50)		—
C	13.96	(0.06)	—	(5.39)	(5.45)	—	(2.48)	—	(2.48)	(7.93)	6.03	(46.68)		24,418	2.15		2.15		2.15		(0.59)		—
Y	15.39	0.05	—	(6.08)	(6.03)	—	(2.48)	—	(2.48)	(8.51)	6.88	(46.00)		7,983	0.92		0.92		0.92		0.64		—
For the Year Ended October 31, 2007
A	14.57	—	—	2.14	2.14	—	(1.91)	—	(1.91)	0.23	14.80	16.72	(h)	311,227	1.39		1.39		1.39		—		46
B	13.93	(0.11)	—	2.04	1.93	—	(1.91)	—	(1.91)	0.02	13.95	15.86	(h)	60,957	2.23		2.15		2.15		(0.75)		—
C	13.93	(0.10)	—	2.04	1.94	—	(1.91)	—	(1.91)	0.03	13.96	15.94	(h)	63,292	2.10		2.10		2.10		(0.70)		—
Y	15.00	0.14	0.02	2.14	2.30	—	(1.91)	—	(1.91)	0.39	15.39	17.38	(h)	1,961	0.89		0.89		0.89		0.70		—
For the Year Ended October 31, 2006
A	13.29	0.01	—	2.59	2.60	—	(1.32)	—	(1.32)	1.28	14.57	21.37		305,002	1.45		1.40		1.40		0.06		40
B	12.85	(0.10)	—	2.50	2.40	—	(1.32)	—	(1.32)	1.08	13.93	20.46		62,580	2.28		2.15		2.15		(0.69)		—
C	12.85	(0.10)	—	2.50	2.40	—	(1.32)	—	(1.32)	1.08	13.93	20.45		63,302	2.16		2.15		2.15		(0.69)		—
Y	13.59	0.08	—	2.65	2.73	—	(1.32)	—	(1.32)	1.41	15.00	21.90		31,100	0.94		0.94		0.94		0.48		—
For the Year Ended October 31, 2005
A	12.89	(0.04)	—	1.41	1.37	—	(0.97)	—	(0.97)	0.40	13.29	11.31		280,662	1.49		1.40		1.40		(0.31)		49
B	12.59	(0.14)	—	1.37	1.23	—	(0.97)	—	(0.97)	0.26	12.85	10.40		59,350	2.33		2.15		2.15		(1.06)		—
C	12.59	(0.15)	—	1.38	1.23	—	(0.97)	—	(0.97)	0.26	12.85	10.40		61,194	2.19		2.15		2.15		(1.06)		—
Y	13.11	0.01	—	1.44	1.45	—	(0.97)	—	(0.97)	0.48	13.59	11.76		39,965	0.96		0.96		0.96		0.13		—
For the Year Ended October 31, 2004
A	11.32	(0.04)	—	1.61	1.57	—	—	—	—	1.57	12.89	13.87		280,173	1.56		1.45		1.45		(0.03)		46
B	11.12	(0.13)	—	1.60	1.47	—	—	—	—	1.47	12.59	13.22		60,558	2.36		2.15		2.15		(1.04)		—
C	11.13	(0.13)	—	1.59	1.46	—	—	—	—	1.46	12.59	13.12		67,132	2.20		2.15		2.15		(1.04)		—
Y	11.46	(0.01)	—	1.66	1.65	—	—	—	—	1.65	13.11	14.40		2,474	0.90		0.90		0.90		(0.12)		—

(a)	Information presented relates to a share outstanding throughout the indicated period.

(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	Per share amounts have been calculated using average shares outstanding method.

(f)	Not annualized.

(g)	Annualized.

(h)	Total return without the inclusion of the Payments from (to) Affiliate, as noted on the Statement of Operations, can be found in Expenses in the accompanying Notes to Financial Statements.

20

The Hartford MidCap Value Fund
Directors and Officers (Unaudited)
The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.
Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and three of the Fund’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which collectively consist of 100 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.
The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.
Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its officers or directors who are employed by The Hartford.
Non-Interested Directors
Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.
Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.
Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies.
Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee is Chairman and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions. Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm, from August 2004 to August 2005. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).
William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

21

The Hartford MidCap Value Fund
Directors and Officers (Unaudited) – (continued)
Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.
Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.
Interested Directors and Officers
Thomas M. Marra* (1958) Director since 2002
Mr. Marra has served as President and Chief Operating Officer of The Hartford Financial Services Group, Inc. (“The Hartford”) since 2007. Mr. Marra currently serves as Director of Hartford Life, Inc. (“HL, Inc.”). Mr. Marra served as Chief Operating Officer of Hartford Life Insurance Company, Inc. (“Hartford Life”) (2000-2008), as President of Hartford Life (2002-2008) and as Director of Hartford Life’s Investment Products Division from 1998 to 2000.

*	On February 24, 2009, The Hartford and Mr. Marra determined to enter into a mutually agreed separation whereby Mr. Marra will retire, and his role as an executive officer and employee of The Hartford will terminate, effective July 3, 2009. Mr. Marra will resign his position as a Director of the Fund effective June 25, 2009.
Lowndes A. Smith (1939) Director since 2002, Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.
John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as Chief Executive Officer, President and Director of HL, Inc. Mr. Walters previously served as President of the U.S. Wealth Management Division of Hartford Life, Inc., as Co-Chief Operating Officer of Hartford Life Insurance Company (2007-2008) and as Executive Vice President and Director of its Investment Products Division (2000-2008). Mr. Walters also serves as Chairman of the Board, Chief Executive Officer, President and Director of Hartford Life Insurance Company and as Executive Vice President of The Hartford. In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”).

*	Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 – 2009).
Other Officers
Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 – 2009)) Mr. Arena serves as Executive Vice President of Hartford Life Insurance Company, (“Hartford Life”). Additionally, Mr. Arena is Director and Senior Vice President of Hartford Administrative Services Company, (“HASCO”), Manager, Chief Executive Officer and President of Hartford Investment Financial Services, LLC (“HIFSCO”) and HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division. Mr. Arena joined American Skandia in 1996.
Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.
Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006 and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury, (the “Treasury”), from 2001 to 2006 where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network, (“FinCEN”) from 2005 – 2006.

22

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life Insurance Company. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.
Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant General Counsel and Assistant Vice President of The Hartford and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, Assistant Vice President of Hartford Life, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.
Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life and as Director of its Investment Advisory Group in the Individual Markets Group segment. He also serves as Senior Vice President of HIFSCO and HL Advisors. Prior to joining The Hartford in 2004, Mr. Meyer was with MassMutual which he joined in 1987.
D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life where he serves as Director of mutual fund product management for The Hartford’s mutual funds and 529 college savings businesses. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.
Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 – 2007.
HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2008 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

23

The Hartford MidCap Value Fund
Expense Example (Unaudited)
Your Fund’s Expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2008 through April 30, 2009.
Actual Expenses
The first column of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	October 31, 2008	Beginning	Ending Account	October 31,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2008 through	expense	1/2	full
	October 31, 2008	April 30, 2009	April 30, 2009	October 31, 2008	April 30, 2009	April 30, 2009	ratio	year	year
Class A	$1,000.00	$1,060.39	$5.92	$1,000.00	$1,019.04	$5.80	1.16%	181	365
Class B	$1,000.00	$1,058.04	$8.67	$1,000.00	$1,016.36	$8.49	1.70	181	365
Class C	$1,000.00	$1,056.38	$10.09	$1,000.00	$1,014.97	$9.89	1.98	181	365
Class Y	$1,000.00	$1,062.66	$4.80	$1,000.00	$1,020.13	$4.70	0.94	181	365

24

The Hartford Money Market Fund

The Hartford Money Market Fund
Schedule of Investments
April 30, 2009 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
CERTIFICATES OF DEPOSIT- 2.7%
	Finance - 2.7%
	Bank of America Corp.
$5,000	0.32%, 06/30/2009	$5,000
7,000	0.42%, 05/06/2009	7,000
	BNP Paribas Finance
4,500	0.71% 07/13/2009	4,500
6,000	0.85% 06/17/2009	6,000
	Toronto-Dominion Holdings
5,500	0.50%, 05/27/2009	5,500

		28,000

	Total certificates of deposit (cost $28,000)	$28,000

COMMERCIAL PAPER - 28.3%
	Basic Materials - 1.9%
	Export Development Canada
$5,000	0.49%, 06/25/2009	$4,996
5,000	1.12%, 05/07/2009	4,999
	Praxair, Inc.
3,200	0.15%, 05/20/2009	3,200
3,032	0.20%, 05/19/2009	3,032
3,500	0.35%, 07/16/2009	3,497

		19,724

	Consumer Staples - 2.8%
	Coca Cola Co.
5,250	0.22%, 06/02/2009	5,249
5,500	0.35%, 05/05/2009	5,500
	Colgate-Palmolive Co.
6,750	0.14%, 05/29/2009 ■	6,749
	Procter & Gamble
3,750	0.18%, 05/08/2009 ■	3,750
7,000	0.38%, 06/12/2009 ■	6,997

		28,245

	Energy - 0.6%
	ConocoPhillips
6,400	0.57%, 05/04/2009 ■	6,400

	Finance - 13.1%
	Citigroup Funding, Inc.
11,000	0.40%, 05/12/2009	10,999
11,000	0.45%, 06/15/2009	10,994
	European Investment Bank
7,500	0.26%, 06/23/2009	7,497
7,000	0.35%, 05/08/2009	7,000
5,500	0.36%, 05/11/2009	5,499
	General Electric Capital Corp.
6,750	0.23%, 07/30/2009	6,746
11,000	0.30%, 05/26/2009	10,998
	JP Morgan Chase Funding, Inc.
5,500	0.25%, 06/05/2009	5,499
5,000	0.45%, 05/15/2009	4,999
	Kreditanstalt fuer Wiederaufbau
3,500	0.33%, 08/12/2009 ■	3,497
12,250	0.41%, 05/04/2009 - 06/30/2009 ■	12,247
4,500	0.43%, 05/22/2009 ■	4,499
5,750	0.45%, 06/19/2009 ■	5,746
	Queensland Treasury Corp.
8,750	0.56%, 05/04/2009	8,750
6,250	0.58%, 06/17/2009	6,245
6,250	0.62%. 07/20/2009	6,241
	Rabobank USA
3,750	0.64%, 07/06/2009	3,746
4,750	0.69%, 05/28/2009	4,747
2,000	0.74%, 05/19/2009	1,999
	Royal Bank of Canada
5,750	0.42%, 05/18/2009	5,749

		133,697

	Foreign Governments - 7.4%
	British Columbia (Province of)
4,000	0.29%, 08/20/2009	3,996
4,000	0.40%, 06/10/2009	3,998
3,750	0.42%, 07/14/2009	3,747
	British Columbia (Province Of)
8,700	1.50%, 05/26/2009 - 05/27/2009	8,693
	Canada (Government of)
4,750	0.29%, 06/05/2009	4,749
6,000	0.38%, 05/05/2009	6,000
6,250	0.45%, 06/10/2009	6,247
5,750	0.58%, 08/07/2009	5,741
	Ontario (Province of)
10,060	0.38%, 05/05/2009 - 05/22/2009	10,059
	Quebec (Province of)
4,000	0.24%, 05/19/2009 ■	3,999
8,750	0.35%, 05/01/2009	8,750
3,250	0.45%, 06/22/2009 ■	3,248
5,250	0.45%, 07/20/2009	5,245

		74,472

	Health Care - 0.5%
	Abbott Laboratories
5,250	0.18%, 06/29/2009 ■	5,248

	Technology - 1.0%
	Microsoft Corp.
6,400	0.23%, 07/07/2009	6,397
3,250	0.30%, 05/14/2009 ■	3,250

		9,647

	Utilities - 1.0%
	Florida Power And Light Co.
10,250	0.15%, 05/13/2009 - 05/15/2009	10,249

	Total commercial paper (cost $287,682)	$287,682

CORPORATE NOTES - 6.9%
	Finance - 6.9%
	American Honda Finance Corp.
$4,250	1.46%, 09/18/2009 ■ Δ	$4,250
	Australia & New Zealand Banking Group Ltd.
3,750	1.67%, 10/02/2009 ■ Δ Ω	3,750
	Bank of Nova Scotia
4,750	1.42%, 08/10/2009 ■ Δ	4,750
	Caterpillar Financial Services Corp.
6,000	1.24%, 05/15/2009 Δ	6,000
	General Electric Capital Corp.
2,600	0.48%, 06/24/2009 Δ Ω	2,600
	International Bank for Reconstruction & Development
21,750	0.35%, 06/22/2009 ○	21,739
The accompanying notes are an integral part of these financial statements.

2

Shares or Principal Amount		Market Value ╪
CORPORATE NOTES - 6.9% - (continued)
	Finance - 6.9% - (continued)
	John Deere Capital Corp.
$3,877	1.30%, 09/01/2009 Δ	$3,876
	Royal Bank of Canada
3,750	0.85%, 10/15/2009 ■ Δ	3,750
	Royal Bank of Scotland Group plc
4,250	1.72%, 10/09/2009 ■ Δ Ω	4,250
	Svenska Handelsbanken Ab
3,600	1.40%, 05/06/2009 ■ Δ Ω	3,600
	Wachovia Bank NA
6,000	1.59%, 08/04/2009 Δ Ω	6,000
	Wells Fargo & Co.
3,000	0.60%, 06/18/2009 Δ	3,000

		67,565

	Total corporate notes (cost $67,565)	$67,565

REPURCHASE AGREEMENTS - 1.2%
	BNP Paribas Securities Corp. Repurchase Agreement (maturing on 05/01/2009 in the amount of $9,097, collateralized by U.S. Treasury Bond 5.38%, 2031, value of $9,268)
$9,097	0.15% dated 04/30/2009	$9,097
	UBS Securities, Inc. Repurchase Agreement (maturing on 05/01/2009 in the amount of $2,544, collateralized by U.S. Treasury Bond 7.50%, 2024, value of $2,602)
2,544	0.13% dated 04/30/2009	2,544

	Total repurchase agreements (cost $11,641)	$11,641

TIME DEPOSITS - 6.4%
32,486	JP Morgan U.S. Government Money Market Fund	$32,486
—	State Street Bank U.S. Government Money Market Fund	—
32,515	Wells Fargo Advantage Government Money Market Fund	32,515

	Total time deposits (cost $65,001)	$65,001

U.S. GOVERNMENT AGENCIES - 18.8%
	Federal Home Loan Bank - 5.0%
$4,500	0.22%, 07/10/2009	$4,498
8,230	0.28%, 07/22/2009	8,225
6,000	0.32%, 06/09/2009	5,998
6,750	0.33%, 06/18/2009	6,747
7,250	0.34%, 10/21/2009 ○	7,238
9,577	0.36%, 05/20/2009 - 06/29/2009	9,574
4,500	0.39%, 05/11/2009	4,499
4,100	1.04%, 05/20/2009 Δ	4,100

		50,879

	Federal Home Loan Mortgage Corp. - 7.1%
4,000	0.24%, 07/06/2009 ○	3,998
7,040	0.26%, 09/21/2009	7,033
14,750	0.27%, 06/15/2009 - 07/29/2009	14,744
8,000	0.28%, 08/24/2009	7,993
6,750	0.34%, 10/13/2009	6,740
3,500	0.34%, 10/26/2009 ○	3,494
13,750	0.35%, 05/29/2009 - 08/03/2009	13,741
9,000	0.39%, 05/11/2009	8,999
4,500	0.43%, 06/01/2009	4,498

		71,240

	Federal National Mortgage Association - 6.7%
7,000	0.22%, 05/28/2009	6,999
4,500	0.23%, 07/06/2009 ○	4,498
6,195	0.26%, 07/01/2009	6,192
18,500	0.33%, 06/16/2009 - 07/27/2009	18,489
8,250	0.34%, 10/21/2009	8,237
2,855	0.36%, 08/31/2009 ○	2,851
3,750	0.37%, 05/11/2009 ○	3,750
13,000	0.39%, 05/19/2009 - 05/27/2009 ○	12,997
4,500	0.44%, 06/08/2009	4,498

		68,511

	Total U.S. government agencies (cost $190,630)	$190,630

U.S. TREASURY BILLS - 36.0%
$31,000	0.14%, 07/23/2009 ○	$30,991
88,500	0.18%, 05/28/2009 - 06/04/2009 ○	88,483
55,000	0.23%, 06/25/2009 - 12/29/2009 ○	54,948
33,000	0.24%, 06/11/2009 ○	32,991
30,000	0.26%, 10/15/2009 ○	29,964
37,000	0.27%, 05/07/2009 ○	36,998
30,000	0.30%, 05/21/2009 ○	29,995
33,000	0.31%, 07/02/2009 ○	32,983
27,000	0.35%, 05/14/2009 ○	26,997

		364,350

	Total U.S. treasury bills (cost $364,350)	$364,350

CAPITAL SUPPORT AGREEMENT - 0.0%
—	Hartford Life, Inc. Capital Support Agreement Ω	—

Total investments (cost $1,014,869) ▲	100.3%	$1,014,869
Other assets and liabilities	(0.3)%	(3,354)

Total net assets	100.0%	$1,011,515

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 14.83% of total net assets at April 30, 2009.
▲	Also represents cost for tax purposes.
Δ	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2009.
The accompanying notes are an integral part of these financial statements.

3

The Hartford Money Market Fund
Schedule of Investments — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at April 30, 2009, was $89,980, which represents 8.90% of total net assets.
○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.
Ω	The Fund has entered into a Capital Support Agreement with Hartford Life, Inc. which provides that Hartford Life, Inc. will contribute capital to the Fund, up to a specified maximum amount, in the event that the Fund realizes a loss on any of these securities and such realized loss causes the Fund’s net asset value as calculated using fair values to drop below $0.9950. These securities are valued at amortized cost, which approximates fair value.
╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.
     FAS 157 Disclosure of Investment Valuation Hierarchy Levels

Assets:
Investment in securities — Level 1	$65,001
Investment in securities — Level 2	949,868

Total	$1,014,869

The accompanying notes are an integral part of these financial statements.

4

The Hartford Money Market Fund
Statement of Assets and Liabilities
April 30, 2009 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at fair value (cost $1,014,869)	$1,014,869
Receivables:
Fund shares sold	1,309
Dividends and interest	111
Other assets	445

Total assets	1,016,734

Liabilities:
Payables:
Fund shares redeemed	4,899
Investment management fees	75
Distribution fees	66
Accrued expenses	179

Total liabilities	5,219

Net assets	$1,011,515

Summary of Net Assets:
Capital stock and paid-in-capital	1,012,997
Accumulated undistributed net investment income	267
Accumulated net realized loss on investments	(1,749)
Unrealized appreciation of investments	—

Net assets	$1,011,515

Shares authorized	4,400,000

Par value	$0.001

Class A: Net asset value per share/Maximum offering price per share	$1.00/$1.00

Shares outstanding	481,479

Net assets	$480,583

Class B: Net asset value per share	$1.00

Shares outstanding	74,189

Net assets	$74,097

Class C: Net asset value per share	$1.00

Shares outstanding	122,886

Net assets	$122,659

Class R3: Net asset value per share	$1.00

Shares outstanding	1,020

Net assets	$1,019

Class R4: Net asset value per share	$1.00

Shares outstanding	321,047

Net assets	$320,804

Class R5: Net asset value per share	$1.00

Shares outstanding	10,775

Net assets	$10,757

Class Y: Net asset value per share	$1.00

Shares outstanding	1,602

Net assets	$1,596

The accompanying notes are an integral part of these financial statements.

5

The Hartford Money Market Fund
Statement of Operations
For the Six Month Period Ended April 30, 2009 (Unaudited)
(000’s Omitted)

Investment Income:
Interest	$3,097

Total investment income	3,097

Expenses:
Investment management fees	2,103
Transfer agent fees	651
Distribution fees
Class A	384
Class B	228
Class C	440
Class R3	1
Class R4	148
Custodian fees	3
Accounting services	75
Registration and filing fees	101
Board of Directors’ fees	10
Audit fees	18
Other expenses	552

Total expenses (before waivers and fees paid indirectly)	4,714
Expense waivers	(1,632)
Transfer agent fee waivers	(190)
Custodian fee offset	(1)

Total waivers and fees paid indirectly	(1,823)

Total expenses, net	2,891

Net investment income	206

Net Realized Gain on Investments:
Net realized gain on investments in securities	102

Net Realized Gain on Investments	102

Net Gain on Investments	102

Net Increase in Net Assets Resulting from Operations	$308

The accompanying notes are an integral part of these financial statements.

6

The Hartford Money Market Fund
Statement of Changes in Net Assets
(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2009	Year Ended
	(Unaudited)	October 31, 2008
Operations:
Net investment income	$206	$12,312
Net realized gain (loss) on investments	102	(1,852)

Net increase in net assets resulting from operations	308	10,460

Distributions to Shareholders:
From net investment income
Class A	(138)	(8,540)
Class B	(2)	(536)
Class C	(4)	(1,498)
Class R3	—	(1)
Class R4	(52)	(1,267)
Class R5	(9)	(119)
Class Y	(1)	(84)

Total distributions	(206)	(12,045)

Capital Share Transactions:
Class A	(6,070)	172,677
Class B	7,508	37,462
Class C	(17,532)	80,843
Class R3	490	520
Class R4	172,321	131,487
Class R5	1,929	7,617
Class Y	1	(1,106)

Net increase from capital share transactions	158,647	429,500

Net increase in net assets	158,749	427,915
Net Assets:
Beginning of period	852,766	424,851

End of period	$1,011,515	$852,766

Accumulated undistributed net investment income	$267	$267

The accompanying notes are an integral part of these financial statements.

7

The Hartford Money Market Fund
Notes to Financial Statements
April 30, 2009 (Unaudited)
(000’s Omitted)
1.	Organization:
The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-two portfolios. Financial statements for The Hartford Money Market Fund (the “Fund”), a series of the Company, are included in this report.
The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.
Class A shares are sold without a front-end sales charge. Class B shares are sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Classes R3, R4, R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and except that Class B shares automatically convert to Class A shares after 8 years.
Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments will be allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). After the Close Date, existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.
2.	Significant Accounting Policies:
The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).
a)	Security Transactions and Investment Income - Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.
Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.
b)	Security Valuation - The Fund’s investments are valued using the amortized cost method, which approximates market value. Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the valuation date.

c)	Joint Trading Account - Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Hartford Investment Management Company (“Hartford Investment Management”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

8

d)	Repurchase Agreements - A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2009.
e)	Fund Share Valuation and Dividend Distributions to Shareholders — Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.
The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income are declared daily and paid monthly. Dividends are paid on shares beginning on the business day after the day when the funds used to purchase the shares are collected by the transfer agent for the Fund. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.
f)	Illiquid and Restricted Securities - The Fund is permitted to invest up to 10% of its net assets in illiquid securities. “Illiquid Securities” are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund, as shown in the Schedule of Investments, had illiquid or restricted securities as of April 30, 2009.
g)	Credit Risk — Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a Fund which holds securities with higher credit risk may fluctuate more than with less aggressive bond funds.
h)	Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.
i)	Financial Accounting Standards Board Financial Accounting Standards No. 157 - Effective November 1, 2008, the Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. Fair value is defined under FAS 157 as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Under FAS 157, a fair value measurement should

9

The Hartford Money Market Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
reflect all of the assumptions that market participants would use in pricing the asset or liability, including assumptions about the risk inherent in a particular valuation technique, the effect of a restriction on the sale or use of an asset, and the risk of nonperformance.

Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized, per FAS 157, into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 — Quoted prices in active markets for identical securities. Level 1 includes exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•	Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 includes debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services and foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•	Level 3 — Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes and require significant management judgment or estimation. This category includes broker quoted securities, long dated OTC options and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a good representation of exit price.
Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

FAS 157 also requires that a roll forward reconciliation be shown for all Level 3 securities from the beginning of the reporting period to the end of the reporting period. Part of this reconciliation includes transfers in and/or out of Level 3. For purposes of this reconciliation, transfers in are shown at the end of period fair value and transfers out are shown at the beginning of period fair value. During the six-month period ended April 30, 2009, the Fund held no Level 3 securities.

FASB Staff Position No. 157-4 - In April 2009, FASB released FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP FAS 157-4”). FSP FAS 157-4 provides additional guidance on determining whether a market for a financial asset is not active and a transaction is not distressed when measuring fair value under FAS 157. The FSP also requires additional disclosure detail on debt and equity securities by major investment categories. FSP FAS 157-4 is effective for interim and annual periods ending after June 15, 2009. At this time, management is evaluating the implications of FSP FAS 157-4 and does not believe it will impact valuation but will require additional disclosure. This additional disclosure has not yet been implemented.

j)	Financial Accounting Standards Board Financial Accounting Standards No. 161 - In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires companies to disclose information detailing the objectives and strategies for using derivative instruments, the level of derivative activity entered into by the company and any credit risk-related contingent features of the agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and has not yet implemented the new disclosure standard.

k)	Indemnifications: Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The

10

Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
3.	Federal Income Taxes:
a)	Federal Income Taxes - For federal income tax purposes, the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and the Fund intends to distribute substantially all of its income and gains during the calendar year ending December 31, 2009. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2008	October 31, 2007
Ordinary Income	$12,123	$13,462
As of October 31, 2008, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$280
Accumulated Capital Losses*	$(1,851)

Total Accumulated Deficit	$(1,571)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
c)	Reclassification of Capital Accounts - In accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Fund has recorded reclassifications in its capital accounts. These reclassifications had no impact on the NAV of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. As of October 31, 2008, the Fund recorded reclassifications to increase accumulated realized gain by $1 and decrease paid in capital by $1.

d)	Capital Loss Carryforward - At October 31, 2008 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year	Amount
2016	$1,851

Total	$1,851

11

The Hartford Money Market Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
e)	Financial Accounting Standards Board Interpretation No. 48 — On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. The Fund adopted FIN 48 for fiscal years beginning after December 15, 2006. Management has evaluated the implications of FIN 48 for all open tax years (tax years ended October 31, 2006 — 2008) and has determined there is no impact to the Fund’s financial statements.
4.	Expenses:
a)	Investment Management Agreements — Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with The Hartford Mutual Funds, Inc. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the six-month period ended April 30, 2009; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $1 billion	0.45%
On next $4 billion	0.40%
On next $5 billion	0.38%
Over $10 billion	0.37%
b)	Accounting Services Agreement — Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting service fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.016%
On next $5 billion	0.014%
Over $10 billion	0.012%
c)	Operating Expenses — Allocable expenses incurred by the Fund are allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the six-month period ended April 30, 2009, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class R3	Class R4	Class R5	Class Y
0.90%	1.65%	1.65%	1.15%	0.85%	0.65%	0.65%
d)	Fees Paid Indirectly - The Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the six-month period ended April 30, 2009, this amount is included in the Statement of Operations.

12

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Annualized
	Six-Month
	Period	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	Ended April	October 31,	October 31,		October 31,	October 31,	October 31,
	30, 2009 §	2008	2007		2006	2005	2004
Class A Shares	0.62%	0.90%	0.95%		0.95%	0.95%	1.00%
Class B Shares	0.67	1.65	1.70		1.70	1.70	1.25
Class C Shares	0.68	1.59	1.69		1.70	1.70	1.27
Class R3 Shares	0.62	1.15	1.20	*
Class R4 Shares	0.56	0.85	0.90	†
Class R5 Shares	0.55	0.63	0.60	‡
Class Y Shares	0.50	0.52	0.55		0.55	0.55	0.55

§	Includes expenses not subject to cap

*	From December 22, 2006 (commencement of operations), through October 31, 2007

†	From December 22, 2006 (commencement of operations), through October 31, 2007

‡	From December 22, 2006 (commencement of operations), through October 31, 2007
e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares - HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2009, HIFSCO received front-end load sales charges in an amount that rounds to zero and contingent deferred sales charges of $380 from the Fund.

The Fund has adopted Distribution and Service Plans in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Funds provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of only up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2009, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $14. These commissions are in turn paid to sales representatives of the broker/dealers.

At a meeting held on February 4, 2009, the Board of Directors approved the temporary reduction of payment of distribution and service fees under the Fund’s 12b-1 Plan of Distribution to zero for Classes A, B, C, R3 and R4 for a

13

The Hartford Money Market Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
period of six months, effective March 1, 2009. The Fund’s actions will result in a corresponding temporary reduction of 12b-1 payments of amounts paid to financial intermediaries by the Fund’s distributor to zero for Classes A, B, C, R3 and R4 during this time period. The Board’s action can be changed at any time.

The Hartford may be required to pay, out of its own resources, the equivalent of 12b-1 fees to financial intermediaries notwithstanding the reduction of 12b-1 fees. Since October 2008, the Fund’s distributor has made payments out of its own resources to financial intermediaries equal to the amount of 12b-1 fees that would have been paid notwithstanding waivers of 12b-1 fees.

f)	Other Related Party Transactions — Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2009, a portion of the Fund’s chief compliance officer’s salary was paid by the Fund in the amount of $2. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO was compensated $633 for providing such services. These fees are accrued daily and paid monthly.
5.	Affiliate Holdings:
As of April 30, 2009, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class Y	1,602
6.	Investment Transactions:
For the six-month period ended April 30, 2009, the cost of purchases and sales of securities for the Fund were $6,767,082 and $6,608,141, respectively.

14

7.	Capital Share Transactions:
The following information is for the six-month period ended April 30, 2009 and the year ended October 31, 2008:

	For the Six-Month Period Ended April 30, 2009					For the Year Ended October 31, 2008
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	279,640	114	(285,824)	—	(6,070)	630,595	7,915	(465,833)	—	172,677
Amount	$279,640	$114	$(285,824)	$—	$(6,070)	$630,595	$7,915	$(465,833)	$—	$172,677
Class B
Shares	37,505	2	(29,999)	—	7,508	76,206	496	(39,240)	—	37,462
Amount	$37,505	$2	$(29,999)	$—	$7,508	$76,206	$496	$(39,240)	$—	$37,462
Class C
Shares	80,738	4	(98,274)	—	(17,532)	238,390	1,260	(158,807)	—	80,843
Amount	$80,738	$4	$(98,274)	$—	$(17,532)	$238,390	$1,260	$(158,807)	$—	$80,843
Class R3
Shares	1,136	—	(646)	—	490	554	1	(35)	—	520
Amount	$1,136	$—	$(646)	$—	$490	$554	$1	$(35)	$—	$520
Class R4
Shares	206,058	47	(33,784)	—	172,321	140,651	1,288	(10,452)	—	131,487
Amount	$206,058	$47	$(33,784)	$—	$172,321	$140,651	$1,288	$(10,452)	$—	$131,487
Class R5
Shares	21,080	9	(19,160)	—	1,929	9,570	120	(2,073)	—	7,617
Amount	$21,080	$9	$(19,160)	$—	$1,929	$9,570	$120	$(2,073)	$—	$7,617
Class Y
Shares	—	1	—	—	1	4,020	83	(5,209)	—	(1,106)
Amount	$—	$1	$—	$—	$1	$4,020	$83	$(5,209)	$—	$(1,106)
The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued and Class B shares redeemed) for the six-month period ended April 30, 2009 and the year ended October 31, 2008:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2009	2,235	$2,235
For the Year Ended October 31, 2008	3,962	$3,962
8.	Participation in the U.S. Department of Treasury Guarantee Program for Money Market Funds:

The Board of Directors (“Board”) of The Hartford Mutual Funds, Inc. has approved the participation of Hartford Money Market Fund in the U.S. Treasury Department’s Temporary Guarantee Program (the “Program”) for money market funds.

Subject to certain conditions and limitations, the Program provides that investors in the Fund will receive $1.00 for each Fund share held as of the close of business on September 19, 2008 in the event that the Fund closes at a NAV below $1.00 per share (a “guarantee event”). The Program only covers the amount an investor held in the Fund as of the close of business on September 19, 2008 or the amount an investor holds if and when a guarantee event occurs, whichever is less. Participation in the Program is expected to provide direct benefits to current shareholders that were shareholders as of September 19, 2008 and indirect benefits to all current shareholders by supporting the stability of the Fund’s asset level.

Accordingly, any purchase of shares of the Fund for a new account after the close of business on September 19, 2008 and any increase in the number of shares of the Fund held in an account after the close of business on September 19, 2008 will not be covered by the Program. In the event that shares held as of the close of business on September 19, 2008 are sold prior to the date of a guarantee event, the shares covered by the guarantee will be the lesser of (i) the amounts held in the Fund as of the close of business on September 19, 2008 or (ii) the amounts held in the Fund on the date of a guarantee event.

15

The Hartford Money Market Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
The cost to participate in the Program will be borne by the Fund without regard to any fee waiver and/or any expense limitation or reimbursement currently in effect for the Fund and is, therefore, borne by all shareholders of the Fund whether or not their shares are covered by the Program. Currently, assets available to the Program to support all participating money market funds do not exceed $50 billion and the Secretary of the Treasury extended the Program up through the close of business on September 18, 2009.

On November 24, 2008, the U.S. Treasury Department extended the Program until April 30, 2009 and again on March 31, 2009 extended the Program until September 18, 2009. The Program still continues to cover only the amount an investor held in the Fund as of the close of business on September 19, 2008 or the amount an investor holds if and when a guarantee event occurs, whichever is less. The Board has approved the continued participation of the Fund in the Program. The cost to participate in the Program will continue to be borne by the Fund.
9.	Capital Support Agreement:
The Money Market Fund has entered into a Capital Support Agreement, dated September 26, 2008, and amended October 8, 2008 (the “CSA”) with HIFSCO and its affiliate Hartford Life, Inc. (“Hartford Life”). Under the terms of the CSA, Hartford Life has agreed to provide support of up to a maximum aggregate amount of $6.4 million for the Money Market Fund’s holdings of certain securities specified in the CSA (the “Notes”). The Notes are identified in the Schedule of Investments.

The CSA provides that Hartford Life will pay a capital contribution to the Money Market Fund if a “Contribution Event” occurs prior to an event terminating the CSA. The contribution amount would be the lesser of: (1) the amount sufficient for the Money Market Fund to maintain its market-based calculation of net asset value (“NAV”) per share at $0.9950 (which rounds to an NAV of $1.00), after giving effect to the contribution and payments received by the Money Market Fund in respect of the Notes; (2) the amount of the loss on the Notes, which is the excess of the amortized cost of the Notes, less deduction of any commissions or similar transaction cost, and any amount received by the Money Market Fund in connection with the Contribution Event; and (3) the maximum contribution amount under the CSA, which is $6.4 million for any and all contributions under the CSA.

The CSA defines a “Contribution Event” as any of the following occurrences: (1) any sale of the Note for cash in an amount, after deduction of any commissions or similar transaction costs, less than the amortized cost value of the Note sold as of the date of the settlement; (2) the receipt of final payment on the Note in an amount less than the amortized cost value of the Note as of the date such payment is received; (3) the issuance of orders by a court having jurisdiction over the matter discharging the issuer from liability for the Note and providing for payments on that Note in an amount less than the amortized cost value of the Note as of the date such payment is received; or (4) the receipt of any security or other instruments in exchange for, or as replacement of, the Note as a result of an exchange offer, debt restructuring, reorganization or similar transaction pursuant to which the Note is exchanged for, or replaced with, new securities of the issuer or third party and such new securities are or become “Eligible Securities,” as defined under Rule 2a-7 under the 1940 Act, and have a value that is less than the amortized cost of the Note on the date that the Money Market Fund receives such new securities.

On February 24, 2009, after the receipt of verbal “no-action” assurance provided by the staff of the SEC, the parties to the CSA have entered into an amendment that permits the CSA to continue despite the fact that Hartford Life’s obligations, effective February 9, 2009, no longer qualify as “First Tier” securities, as defined under Rule 2a-7 under the 1940 Act. The amendment requires that Hartford Life establish an escrow account to support its potential future obligations under the CSA. The minimum balance of the escrow account is $125,000 (which was set equal to the aggregate unrealized loss on the Notes as of February 23, 2009), and the balance may periodically be adjusted based on the fair value of the Notes and the NAV of the Money Market Fund.

The CSA will terminate (unless the parties agree to an extension) on the earliest of the following dates: (1) September 26, 2009; (2) if and when all of the Notes are repaid in full; and (3) if and when Hartford Life has made capital contributions, in the aggregate, equal to the maximum aggregate amount of $6.4 million. Any extension would require approval of the SEC staff. In light of the terms of the CSA, the current and historical market value of the Notes and the net asset value of the Money Market Fund, it is possible that no capital contribution would be required even if the Money Market Fund were to

16

realize a loss with respect to the Notes. The CSA applies only with respect to the Notes and does not guarantee that the Money Market Fund will maintain a stable NAV under all conditions. Apart from the CSA, Hartford Life has not undertaken nor is it obligated to provide support with respect to the Money Market Fund’s NAV.

During the six-month period ended April 30, 2009, the Fund did not receive a capital contribution under the terms of the CSA and the Fund did not rely on the CSA to maintain a $1.00 NAV per share.

17

The Hartford Money Market Fund
Financial Highlights — (Unaudited)

	- Selected Per-Share Data - (a)												- Ratios and Supplemental Data -
														Ratio of		Ratio of		Ratio of
														Expenses		Expenses		Expenses
														to Average		to Average		to Average
														Net Assets		Net Assets		Net Assets
			Net											Before		After		After
			Realized											Waivers		Waivers		Waivers
			and Un-											and		and		and		Ratio of
			realized			Distrib-			Net	Net				Reimburse-		Reimburse-		Reimburse-		Net
		Net	Gain			utions			Increase	Asset			Net	ments and		ments and		ments and		Invest-		Port-
	Net Asset	Invest-	(Loss)		Dividends	from	Distri-		(Decrease)	Value			Assets at	Including		Including		Excluding		ment		folio
	Value at	ment	on	Total from	from Net	Realized	butions		in Net	at End			End of	Expenses		Expenses		Expenses		Income to		Turn-
	Beginning	Income	Invest-	Investment	Investment	Capital	from	Total Distri-	Asset	of	Total		Period	not Subject		not Subject		not Subject		Average		over
Class	of Period	(Loss)	ments	Operations	Income	Gains	Capital	butions	Value	Period	Return(b)		(000’s)	to Cap(c)		to Cap(c)		to Cap(c)		Net Assets		Rate(d)
For the Six-Month Period Ended April 30, 2009 (Unaudited)
A	$1.00	$0.0003	$—	$0.0003	$(0.0003)	$—	$—	$(0.0003)	$—	$1.00	0.03	%(e)	$480,583	0.94	%(f)	0.62	%(f)	0.57	%(f)	0.06	%(f)	N/A
B	1.00	—	—	—	—	—	—	—	—	1.00	—	(e)	74,097	1.39	(f)	0.67	(f)	0.62	(f)	—	(f)	—
C	1.00	—	—	—	—	—	—	—	—	1.00	—	(e)	122,659	1.32	(f)	0.68	(f)	0.63	(f)	0.01	(f)	—
R3	1.00	0.0001	—	0.0001	(0.0001)	—	—	(0.0001)	—	1.00	0.01	(e)	1,019	1.11	(f)	0.62	(f)	0.59	(f)	0.02	(f)	—
R4	1.00	0.0003	—	0.0003	(0.0003)	—	—	(0.0003)	—	1.00	0.03	(e)	320,804	0.85	(f)	0.56	(f)	0.52	(f)	0.05	(f)	—
R5	1.00	0.0007	—	0.0007	(0.0007)	—	—	(0.0007)	—	1.00	0.07	(e)	10,757	0.67	(f)	0.55	(f)	0.49	(f)	0.16	(f)	—
Y	1.00	0.0008	—	0.0008	(0.0008)	—	—	(0.0008)	—	1.00	0.08	(e)	1,596	0.60	(f)	0.50	(f)	0.43	(f)	0.18	(f)	—
For the Year Ended October 31, 2008
A	1.00	0.02	—	0.02	(0.02)	—	—	(0.02)	—	1.00	2.31		486,596	0.99		0.90		0.90		2.23		N/A
B	1.00	0.02	—	0.02	(0.02)	—	—	(0.02)	—	1.00	1.54		66,581	1.71		1.65		1.65		1.40		—
C	1.00	0.02	—	0.02	(0.02)	—	—	(0.02)	—	1.00	1.60		140,174	1.60		1.60		1.60		1.49		—
R3	1.00	0.02	—	0.02	(0.02)	—	—	(0.02)	—	1.00	2.07		529	1.35		1.15		1.15		1.33		—
R4	1.00	0.02	—	0.02	(0.02)	—	—	(0.02)	—	1.00	2.37		148,465	0.94		0.85		0.85		1.91		—
R5	1.00	0.03	—	0.03	(0.03)	—	—	(0.03)	—	1.00	2.60		8,826	0.63		0.63		0.63		2.09		—
Y	1.00	0.03	—	0.03	(0.03)	—	—	(0.03)	—	1.00	2.69		1,595	0.52		0.52		0.52		2.77		—
For the Year Ended October 31, 2007
A	1.00	0.04	—	0.04	(0.04)	—	—	(0.04)	—	1.00	4.49		314,872	1.13		0.95		0.95		4.40		N/A
B	1.00	0.04	—	0.04	(0.04)	—	—	(0.04)	—	1.00	3.71		29,219	1.82		1.70		1.70		3.65		—
C	1.00	0.04	—	0.04	(0.04)	—	—	(0.04)	—	1.00	3.72		59,575	1.72		1.69		1.69		3.66		—
R3(g)	1.00	0.04	—	0.04	(0.04)	—	—	(0.04)	—	1.00	3.63	(e)	10	1.36	(f)	1.20	(f)	1.20	(f)	4.16	(f)	—
R4(h)	1.00	0.04	—	0.04	(0.04)	—	—	(0.04)	—	1.00	3.95	(e)	17,239	1.01	(f)	0.90	(f)	0.90	(f)	4.49	(f)	—
R5(i)	1.00	0.04	—	0.04	(0.04)	—	—	(0.04)	—	1.00	4.18	(e)	1,229	0.72	(f)	0.60	(f)	0.60	(f)	4.79	(f)	—
Y	1.00	0.05	—	0.05	(0.05)	—	—	(0.05)	—	1.00	4.90		2,707	0.58		0.55		0.55		4.77		—
For the Year Ended October 31, 2006
A	1.00	0.04	—	0.04	(0.04)	—	—	(0.04)	—	1.00	4.00		207,592	1.14		0.95		0.95		3.95		N/A
B	1.00	0.03	—	0.03	(0.03)	—	—	(0.03)	—	1.00	3.22		27,995	1.79		1.70		1.70		3.18		—
C	1.00	0.03	—	0.03	(0.03)	—	—	(0.03)	—	1.00	3.22		16,997	1.76		1.70		1.70		3.20		—
Y	1.00	0.04	—	0.04	(0.04)	—	—	(0.04)	—	1.00	4.34		13,628	0.61		0.55		0.55		4.29		—
For the Year Ended October 31, 2005
A	1.00	0.02	—	0.02	(0.02)	—	—	(0.02)	—	1.00	1.99		182,308	1.22		0.95		0.95		1.96		N/A
B	1.00	0.01	—	0.01	(0.01)	—	—	(0.01)	—	1.00	1.23		30,716	1.88		1.70		1.70		1.16		—
C	1.00	0.01	—	0.01	(0.01)	—	—	(0.01)	—	1.00	1.23		18,790	1.80		1.70		1.70		1.19		—
Y	1.00	0.02	—	0.02	(0.02)	—	—	(0.02)	—	1.00	2.40		16,114	0.61		0.55		0.55		2.47		—
For the Year Ended October 31, 2004
A	1.00	0.0030	—	0.0030	(0.0030)	—	—	(0.0030)	—	1.00	0.28		205,442	1.22		1.00		1.00		0.27		N/A
B	1.00	0.0001	—	0.0001	(0.0001)	—	—	(0.0001)	—	1.00	0.01		45,836	1.82		1.25		1.25		0.01		—
C	1.00	0.0001	—	0.0001	(0.0001)	—	—	(0.0001)	—	1.00	0.01		26,626	1.77		1.27		1.27		0.01		—
Y	1.00	0.0070	—	0.0070	(0.0070)	—	—	(0.0070)	—	1.00	0.72		9,698	0.56		0.55		0.55		0.96		—

(a)	Information presented relates to a share outstanding throughout the indicated period.

(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	Not annualized.

(f)	Annualized.

(g)	Commenced operations on December 22, 2006.

(h)	Commenced operations on December 22, 2006.

(i)	Commenced operations on December 22, 2006.

18

The Hartford Money Market Fund
Directors and Officers (Unaudited)
The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.
Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and three of the Fund’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which collectively consist of 100 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.
The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.
Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its officers or directors who are employed by The Hartford.
Non-Interested Directors
Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.
Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.
Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies.
Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee is Chairman and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions. Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm, from August 2004 to August 2005. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).
William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

19

The Hartford Money Market Fund
Directors and Officers (Unaudited) — (continued)
Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.
Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.
Interested Directors and Officers
Thomas M. Marra* (1958) Director since 2002
Mr. Marra has served as President and Chief Operating Officer of The Hartford Financial Services Group, Inc. (“The Hartford”) since 2007. Mr. Marra currently serves as Director of Hartford Life, Inc. (“HL, Inc.”). Mr. Marra served as Chief Operating Officer of Hartford Life Insurance Company, Inc. (“Hartford Life”) (2000-2008), as President of Hartford Life (2002-2008) and as Director of Hartford Life’s Investment Products Division from 1998 to 2000.

*	On February 24, 2009, The Hartford and Mr. Marra determined to enter into a mutually agreed separation whereby Mr. Marra will retire, and his role as an executive officer and employee of The Hartford will terminate, effective July 3, 2009. Mr. Marra will resign his position as a Director of the Fund effective June 25, 2009.
Lowndes A. Smith (1939) Director since 2002, Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.
John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as Chief Executive Officer, President and Director of HL, Inc. Mr. Walters previously served as President of the U.S. Wealth Management Division of Hartford Life, Inc., as Co-Chief Operating Officer of Hartford Life Insurance Company (2007-2008) and as Executive Vice President and Director of its Investment Products Division (2000-2008). Mr. Walters also serves as Chairman of the Board, Chief Executive Officer, President and Director of Hartford Life Insurance Company and as Executive Vice President of The Hartford. In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”).

*	Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 — 2009).
Other Officers
Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 — 2009))
Mr. Arena serves as Executive Vice President of Hartford Life Insurance Company, (“Hartford Life”). Additionally, Mr. Arena is Director and Senior Vice President of Hartford Administrative Services Company, (“HASCO”), Manager, Chief Executive Officer and President of Hartford Investment Financial Services, LLC (“HIFSCO”) and HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division. Mr. Arena joined American Skandia in 1996.
Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.
Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006 and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury, (the “Treasury”), from 2001 to 2006 where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network, (“FinCEN”) from 2005 — 2006.

20

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life Insurance Company. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.
Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant General Counsel and Assistant Vice President of The Hartford and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, Assistant Vice President of Hartford Life, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.
Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life and as Director of its Investment Advisory Group in the Individual Markets Group segment. He also serves as Senior Vice President of HIFSCO and HL Advisors. Prior to joining The Hartford in 2004, Mr. Meyer was with MassMutual which he joined in 1987.
D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life where he serves as Director of mutual fund product management for The Hartford’s mutual funds and 529 college savings businesses. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.
Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 — 2007.
HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2008 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

21

The Hartford Money Market Fund
Expense Example (Unaudited)
Your Fund’s Expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2008 through April 30, 2009.
Actual Expenses
The first column of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	October 31, 2008	Beginning	Ending Account	October 31,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2008 through	expense	1/2	full
	October 31, 2008	April 30, 2009	April 30, 2009	October 31, 2008	April 30, 2009	April 30, 2009	ratio	year	year
Class A	$1,000.00	$1,000.25	$3.07	$1,000.00	$1,021.72	$3.11	0.62%	181	365
Class B	$1,000.00	$1,000.04	$3.32	$1,000.00	$1,021.47	$3.36	0.67	181	365
Class C	$1,000.00	$1,000.04	$3.37	$1,000.00	$1,021.42	$3.41	0.68	181	365
Class R3	$1,000.00	$1,000.11	$3.07	$1,000.00	$1,021.72	$3.11	0.62	181	365
Class R4	$1,000.00	$1,000.30	$2.78	$1,000.00	$1,022.02	$2.81	0.56	181	365
Class R5	$1,000.00	$1,000.67	$2.73	$1,000.00	$1,022.07	$2.76	0.55	181	365
Class Y	$1,000.00	$1,000.83	$2.48	$1,000.00	$1,022.32	$2.51	0.50	181	365

22

The Hartford Select MidCap Value Fund

The Hartford Select MidCap Value Fund
(subadvised by Hartford Investment Management Company)
Performance Overview(1) 4/29/05 - 4/30/09
Growth of a $10,000 investment in Class A which includes Sales Charge
Russell MidCap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth rate. These stocks are also members of the Russell 1000 Value Index.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Investment objective – Seeks long-term capital appreciation.
Average Annual Total Returns(2,3) (as of 4/30/09)

	Inception	1	Since
	Date	Year	Inception
Select MidCap Value A#	4/29/05	-33.02%	-6.45%
Select MidCap Value A##	4/29/05	-36.70%	-7.76%
Select MidCap Value B#	4/29/05	-33.37%	-7.04%
Select MidCap Value B##	4/29/05	-36.67%	-7.43%
Select MidCap Value C#	4/29/05	-33.39%	-7.10%
Select MidCap Value C##	4/29/05	-34.05%	-7.10%
Select MidCap Value Y#	4/29/05	-32.90%	-6.19%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.
(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
(3)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2009, which excludes investment transactions as of this date.
     Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Portfolio Managers
Hugh Whelan, CFA	Kurt Cubbage, CFA
Managing Director	Vice President
How did the Fund perform?
The Class A shares of The Hartford Select MidCap Value Fund returned -4.33%, before sales charge, for the six-month period ended April 30, 2009, versus -6.14% for its benchmark, the Russell MidCap Value Index, and the -1.96% average return of the Lipper Mid-Cap Value Funds category, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Over the past 6 months, the Fund’s relative outperformance (i.e. performance of the fund as measured against the benchmark) for the period was primarily due to security selection and sector allocation. Security selection was especially strong in the Materials sector. Our underweight (i.e. the Fund’s sector position was less than the benchmark) to Financial Services and overweight (i.e. the Fund’s sector position was greater than the benchmark) to Health Care aided performance due to sector allocation.
Among the largest contributors to relative performance were an overweight in Rohm & Haas (Materials) and in Schnitzer Steel Industries (Materials). Rohm & Haas rose after Dow acquired the company, and Wall Street rewarded Schnitzer’s cost cutting measures and ability to take advantage of infrastructure projects.
Among the largest detractors to relative performance were overweight Huntington Bancshares (Financial Services) and CapitalSource (Financial Services). Huntington Bancshares dropped as investors continued to be concerned about issues related to Franklin Credit, a subprime mortgage lender the company acquired in 2007. CapitalSource fell as rating agencies downgraded the company and expressed concern about further meaningful investment losses.
The portfolio’s current top holdings include over weight Bunge Limited (Consumer Staples) and Progressive Corporation

2

(Financial Services). Our model considers four categories of characteristics when evaluating a stock’s attractiveness: business behavior, management behavior, valuation, and investor behavior. Both are top holdings primarily because of their combination of attractive management and investor behavior characteristics.
Our team invests in companies that we believe have compelling stock characteristics versus the Russell Mid Cap Value Index. The Team’s systematic approach weighs more than 80 fundamental characteristics across four broad categories, including business behavior, management behavior, valuation and investor behavior. This analysis is used to build a broadly diversified portfolio of companies, with sector weightings determined largely by the attractiveness of specific stocks within the Fund’s investment universe.
We are committed to our belief that, for long-term success, that the best approach is to remain fully invested and build the portfolio from the bottom-up based on company-specific fundamentals.
What is the outlook?
The impressive rally that began in March raises the question: has the market bottomed? It is our belief that the long term, sustainable growth of the market comes from fundamentally sound and growing earnings. Looking first at the characteristics of the companies that led this rally and then the aggregate earnings growth of the market, leads us to believe that the current market rally cannot be sustained and that the Fund’s relative performance will improve as the market returns to working its way through its traditional, fundamentally-based, long term investment cycle.
In March and April, stocks with the lowest quality ratings, the lowest profitability, and the highest debt-to-equity ratios led the rally; and we do not believe that type of leadership is sustainable. We look for companies with stronger fundamentals to lead us out of this recession, the same type of companies in which we invest: profitable, growing, and attractively priced with sound management discipline.
Furthermore, the earnings picture is cloudy. First, earnings are falling at near record-breaking rates and all indications are that they will continue to fall. Second, the quality and reliability of the earnings reported is lower than historical standards as the gap between pro forma (“street”) earnings and GAAP (Generally Accepted Accounting Principles) earnings rose in the past several months. Third, there is little clarity in future earnings prospects as the disparity among analyst estimates for future earnings remains at elevated levels. Historically, such consensus building was a precondition to the final, sustained recovery from bear markets associated with recessions.
The overall market environment looks very challenging. In the short term, investors should expect continued market volatility on both an absolute (i.e. total return) and relative basis. However, we believe patient investors willing to endure this short-term volatility will be rewarded in the long run from the high quality, fundamentally sound stocks that we favor.
Diversification by Industry
as of April 30, 2009

Percentage of
Industry	Net Assets
Automobiles & Components	0.3%
Banks	3.1
Capital Goods	4.7
Commercial & Professional Services	1.0
Consumer Durables & Apparel	3.7
Consumer Services	0.4
Diversified Financials	2.3
Energy	4.9
Food & Staples Retailing	0.3
Food, Beverage & Tobacco	7.6
Health Care Equipment & Services	5.2
Insurance	11.2
Materials	9.3
Media	2.2
Pharmaceuticals, Biotechnology & Life Sciences	2.0
Real Estate	10.5
Retailing	8.2
Semiconductors & Semiconductor Equipment	1.3
Software & Services	2.6
Technology Hardware & Equipment	4.3
Telecommunication Services	2.8
Transportation	0.6
Utilities	9.4
Short-Term Investments	2.1
Other Assets and Liabilities	—

Total	100.0%

3

The Hartford Select MidCap Value Fund
Schedule of Investments
April 30, 2009 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.9%
	Automobiles & Components - 0.3%
5	Autoliv, Inc.	$133

	Banks - 3.1%
4	Bank of Hawaii Corp.	137
3	BOK Financial Corp.	117
2	First Citizens Bancshares Class A	190
12	First Horizon National Corp.	139
11	Hudson City Bancorp, Inc.	143
11	Keycorp	65
29	Regions Financial Corp.	132
10	Wilmington Trust Corp.	148
11	Zion Bancorp	120

		1,191

	Capital Goods - 4.7%
4	Aecom Technology Corp. •	106
6	AGCO Corp. •	141
4	Cooper Industries Ltd.	125
6	Eaton Corp.	261
2	Flowserve Corp.	149
6	Gardner Denver Machinery, Inc. •	154
14	Ingersoll-Rand Co. Class A	296
4	ITT Corp.	154
1	L-3 Communications Holdings, Inc.	99
4	Quanta Services, Inc. •	95
8	Thomas & Betts Corp. •	258

		1,838

	Commercial & Professional Services - 1.0%
6	Manpower, Inc.	237
12	R.R. Donnelley & Sons Co.	143

		380

	Consumer Durables & Apparel - 3.7%
4	Black & Decker Corp.	173
7	Harman International Industries, Inc.	128
28	Jones Apparel Group, Inc.	262
13	Mattel, Inc.	197
—	NVR, Inc. •	240
3	Stanley Works	110
4	V.F. Corp.	228
2	Whirlpool Corp.	111

		1,449

	Consumer Services - 0.4%
8	Career Education Corp. •	170

	Diversified Financials - 2.3%
25	Discover Financial Services, Inc.	202
6	Invesco Ltd.	85
10	Leucadia National Corp.	217
3	Northern Trust Corp.	163
15	Raymond James Financial, Inc.	231

		898

	Energy - 4.9%
7	Cimarex Energy Co.	175
7	Forest Oil Corp. •	109
4	Helmerich & Payne, Inc.	117
13	Nabors Industries Ltd. •	198
2	Noble Energy, Inc.	116
10	Oil States International, Inc. •	183
5	Plains Exploration & Production Co. •	89
7	Southern Union Co.	110
17	Spectra Energy Corp.	252
8	Sunoco, Inc.	207
17	Tesoro Corp.	256
2	Tidewater, Inc.	100

		1,912

	Food & Staples Retailing - 0.3%
6	Safeway, Inc.	126

	Food, Beverage & Tobacco - 7.6%
7	Brown-Forman Corp.	338
7	Bunge Ltd. Finance Corp.	343
4	Campbell Soup Co.	111
11	Coca-Cola Enterprises, Inc.	193
13	Constellation Brands, Inc. Class A •	148
4	Corn Products International, Inc.	96
9	Dean Foods Co. •	192
14	Del Monte Foods Co.	109
12	Dr Pepper Snapple Group •	244
7	H.J. Heinz Co.	232
8	Hershey Co.	304
4	Hormel Foods Corp.	125
4	Lorillard, Inc.	268
5	McCormick & Co., Inc.	144
15	Sara Lee Corp.	121

		2,968

	Health Care Equipment & Services - 5.2%
18	Cigna Corp.	353
4	Henry Schein, Inc. •	166
18	Hill-Rom Holdings, Inc.	234
35	Hlth Corp. •	382
7	Hologic, Inc. •	104
3	Hospira, Inc. •	92
5	Humana, Inc. •	142
10	IMS Health, Inc.	129
5	Lincare Holdings, Inc. •	111
3	MEDNAX, Inc. •	115
8	Omnicare, Inc.	193

		2,021

	Insurance - 11.2%
—	Alleghany Corp. •	111
4	Allied World Assurance Holdings Ltd.	130
5	AON Corp.	203
2	Arch Capital Group Ltd. •	136
4	Assurant, Inc.	108
6	Axis Capital Holdings Ltd.	135
7	Cincinnati Financial Corp.	168
30	CNA Financial Corp.	359
4	Endurance Specialty Holdings Ltd.	110
4	Everest Re Group Ltd.	329
5	Fidelity National Financial, Inc.	91
5	Hanover Insurance Group, Inc.	135
6	HCC Insurance Holdings, Inc.	148
—	Markel Corp. •	126
21	MBIA, Inc. •	101
4	PartnerRe Ltd.	256
15	Principal Financial Group, Inc.	250
37	Progressive Corp.	561
6	Transatlantic Holdings, Inc.	231
10	W.R. Berkley Corp.	229
1	White Mountains Insurance Group Ltd.	159
The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.9% — (continued)
	Insurance - 11.2% — (continued)
34	XL Capital Ltd. Class A	$322

		4,398

	Materials - 9.3%
2	Ball Corp.	85
5	FMC Corp.	241
34	International Paper Co.	427
11	Intrepid Potash, Inc. •	274
3	Lubrizol Corp.	138
7	Nalco Holding Co.	113
12	Owens-Illinois, Inc. •	290
9	Pactiv Corp. •	188
6	PPG Industries, Inc.	258
4	Reliance Steel & Aluminum	145
5	Schnitzer Steel Industries, Inc.	235
9	Scotts Miracle-Gro Co. Class A	291
6	Sealed Air Corp.	115
6	Sigma-Aldrich Corp.	265
7	Sonoco Products Co.	173
32	Steel Dynamics, Inc.	395

		3,633

	Media -2.2%
35	CBS Corp. Class B	249
12	Liberty Global, Inc. •	205
9	McGraw-Hill Cos., Inc.	256
—	Washington Post Co. Class B	136

		846

	Pharmaceuticals, Biotechnology & Life Sciences - 2.0%
9	Endo Pharmaceuticals Holdings, Inc. •	154
18	Forest Laboratories, Inc. •	384
11	Mylan, Inc. •	145
9	PerkinElmer, Inc.	127

		810

	Real Estate - 10.5%
4	Alexandria Real Estate Equities, Inc.	155
34	Annaly Capital Management, Inc.	476
5	Boston Properties, Inc.	235
5	BRE Properties	118
8	Digital Realty Trust, Inc.	292
35	Duke Realty, Inc.	343
2	Essex Property Trust, Inc.	115
8	Federal Realty Investment Trust	450
7	HCP, Inc.	160
7	Health Care, Inc.	250
56	Host Hotels & Resorts, Inc.	428
11	Kimco Realty Corp.	128
9	Plum Creek Timber Co., Inc.	321
6	Public Storage	424
5	Rayonier, Inc.	205

		4,100

	Retailing -8.2%
17	American Eagle Outfitters, Inc.	258
10	AutoNation, Inc. •	173
4	Barnes & Noble, Inc.	105
10	Bed Bath & Beyond, Inc. •	304
7	Family Dollar Stores, Inc.	232
17	Foot Locker, Inc.	196
13	Gap, Inc.	200
3	Genuine Parts Co.	105
10	J.C. Penney Co., Inc.	310
7	Kohl’s Corp. •	334
20	Limited Brands, Inc.	233
31	Macy’s, Inc.	417
4	O’Reilly Automotive, Inc. •	150
3	Sears Holdings Corp. •	184

		3,201

	Semiconductors & Semiconductor Equipment - 1.3%
41	Atmel Corp. •	159
5	Cree, Inc. •	145
41	Micron Technology, Inc. •	199

		503

	Software & Services - 2.6%
17	CA, Inc.	292
35	Cadence Design Systems, Inc. •	197
8	IAC/Interactive Corp. •	134
5	McAfee, Inc. •	180
10	Synopsys, Inc. •	222

		1,025

	Technology Hardware & Equipment - 4.3%
69	JDS Uniphase Corp. •	319
18	Lexmark International, Inc. ADR •	344
19	QLogic Corp. •	270
10	SanDisk Corp. •	159
30	Sun Microsystems, Inc. •	275
27	Tellabs, Inc. •	142
24	Xerox Corp.	148

		1,657

	Telecommunication Services - 2.8%
14	Century Tel, Inc.	385
3	Embarq Corp.	119
4	Leap Wireless International, Inc. •	148
26	Qwest Communications International, Inc.	101
7	Telephone and Data Systems, Inc.	189
19	Windstream Corp.	159

		1,101

	Transportation - 0.6%
15	Delta Air Lines, Inc. •	90
12	UTI Worldwide, Inc.	164

		254

	Utilities - 9.4%
10	American Electric Power Co., Inc.	253
5	American Water Works Co., Inc.	86
13	CenterPoint Energy, Inc.	138
14	CMS Energy Corp.	171
6	Consolidated Edison, Inc.	206
5	Edison International	154
17	N.V. Energy, Inc.	177
7	National Fuel Gas Co.	226
7	Northeast Utilities	147
7	NRG Energy, Inc. •	126
5	Oneok, Inc.	136
9	PG&E Corp.	315
8	Progress Energy, Inc.	277
6	Questar Corp.	163
3	SCANA Corp.	85
8	Sempra Energy	377
15	TECO Energy, Inc.	154
6	UGI Corp.	147
3	Wisconsin Energy Corp.	114
The accompanying notes are an integral part of these financial statements.

5

The Hartford Select MidCap Value Fund
Schedule of Investments — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 97.9% — (continued)
	Utilities - 9.4% — (continued)
13	Xcel Energy, Inc.		$242

			3,694

	Total common stocks (cost $45,107)		$38,308

	Total long-term investments (cost $45,107)		$38,308

SHORT-TERM INVESTMENTS - 2.1%
	Repurchase Agreements - 1.6%
	BNP Paribas Securities Corp. Repurchase Agreement (maturing on 05/01/2009 in the amount of $477, collateralized by U.S. Treasury Bond 5.38%, 2031, value of $486)
$477	0.15%, 04/30/2009		$477
	UBS Securities, Inc. Repurchase Agreement (maturing on 05/01/2009 in the amount of $133, collateralized by U.S. Treasury Bond 7.50%, 2024, value of $136)
133	0.13%, 04/30/2009		133

			610

	U.S. Treasury Bills - 0.5%
$220	0.18%, 07/16/2009 •		$220

	Total short-term investments (cost $830)		$830

	Total investments (cost $45,937)▲	100.0%	$39,138
	Other assets and liabilities	—%	17

	Total net assets	100.0%	$39,155

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2009, the cost of securities for federal income tax purposes was $47,311 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,983
Unrealized Depreciation	(10,156)

Net Unrealized Depreciation	$(8,173)

•	Currently non-income producing.

o	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

□	Security pledged as initial margin deposit for open futures contracts at April 30, 2009.
     Futures Contracts Outstanding at April 30, 2009

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)
S&P Mid 400 Mini	13	Long	Jun 2009	$68

*	The number of contracts does not omit 000’s.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.
FAS 157 Disclosure of Investment Valuation Hierarchy Levels

Assets:
Investment in securities — Level 1	$38,308
Investment in securities — Level 2	830

Total	$39,138

Other financial instruments — Level 1 *	$68

Total	$68

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.
The accompanying notes are an integral part of these financial statements.

6

The Hartford Select MidCap Value Fund
Statement of Assets and Liabilities
April 30, 2009 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at fair value (cost $45,937)	$39,138
Cash	—
Receivables:
Fund shares sold	32
Dividends and interest	24
Variation margin	1
Other assets	58

Total assets	39,253

Liabilities:
Payables:
Fund shares redeemed	65
Investment management fees	5
Distribution fees	1
Accrued expenses	27

Total liabilities	98

Net assets	$39,155

Summary of Net Assets:
Capital stock and paid-in-capital	83,958
Accumulated undistributed net investment income	183
Accumulated net realized loss on investments	(38,255)
Unrealized depreciation of investments	(6,731)

Net assets	$39,155

Shares authorized	800,000

Par value	$0.001

Class A: Net asset value per share/Maximum offering price per share	$6.31/$6.67

Shares outstanding	2,134

Net assets	$13,458

Class B: Net asset value per share	$6.19

Shares outstanding	291

Net assets	$1,803

Class C: Net asset value per share	$6.20

Shares outstanding	390

Net assets	$2,415

Class Y: Net asset value per share	$6.29

Shares outstanding	3,412

Net assets	$21,479

The accompanying notes are an integral part of these financial statements.

7

The Hartford Select MidCap Value Fund
Statement of Operations
For the Six Month Period Ended April 30, 2009 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$634
Interest	1
Securities lending	17
Less: Foreign tax withheld	—

Total investment income	652

Expenses:
Investment management fees	146
Transfer agent fees	53
Distribution fees
Class A	17
Class B	9
Class C	12
Custodian fees	5
Accounting services	2
Registration and filing fees	23
Board of Directors’ fees	1
Audit fees	3
Other expenses	15

Total expenses (before waivers and fees paid indirectly)	286
Expense waivers	(60)
Transfer agent fee waivers	(26)
Custodian fee offset	—

Total waivers and fees paid indirectly	(86)

Total expenses, net	200

Net investment income	452

Net Realized Loss on Investments and Other Financial Instruments:

Net realized loss on investments in securities	(15,740)
Net realized loss on futures	(230)

Net Realized Loss on Investments and Other Financial Instruments	(15,970)

Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments:
Net unrealized appreciation of investments	12,603
Net unrealized appreciation of futures	133

Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments	12,736

Net Loss on Investments and Other Financial Instruments	(3,234)

Net Decrease in Net Assets Resulting from Operations	$(2,782)

The accompanying notes are an integral part of these financial statements.

8

The Hartford Select MidCap Value Fund
Statement of Changes in Net Assets
(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2009	Year Ended
	(Unaudited)	October 31, 2008
Operations:
Net investment income	$452	$907
Net realized loss on investments and other financial instruments	(15,970)	(21,827)
Net unrealized appreciation (depreciation) of investments and other financial instruments	12,736	(15,059)

Net decrease in net assets resulting from operations	(2,782)	(35,979)

Distributions to Shareholders:
From net investment income
Class A	(228)	(34)
Class B	(17)	—
Class C	(11)	—
Class Y	(524)	(316)
From net realized gain on investments
Class A	—	(3,926)
Class B	—	(445)
Class C	—	(831)
Class Y	—	(5,606)

Total distributions	(780)	(11,158)

Capital Share Transactions:
Class A	(1,424)	(7,322)
Class B	(198)	(200)
Class C	(143)	(2,568)
Class Y	(3,210)	(814)

Net decrease from capital share transactions	(4,975)	(10,904)

Net decrease in net assets	(8,537)	(58,041)
Net Assets:
Beginning of period	47,692	105,733

End of period	$39,155	$47,692

Accumulated undistributed net investment income	$183	$511

The accompanying notes are an integral part of these financial statements.

9

The Hartford Select MidCap Value Fund
Notes to Financial Statements
April 30, 2009 (Unaudited)
(000’s Omitted)
1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-two portfolios. Financial statements for The Hartford Select MidCap Value Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares are sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and except that Class B shares automatically convert to Class A shares after 8 years.

Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments will be allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). After the Close Date, existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).
a)	Security Transactions and Investment Income - Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)	Security Valuation – The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary markets, but before the close of the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market

10

closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, ADR’s, exchange traded funds (“ETF’s”)) after the close of the foreign markets but before the close of the Exchange. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Debt securities (other than short-term obligations and senior floating rate interests) held by the Fund are valued on the basis of valuations furnished by an independent pricing service which determines valuations for normal institutional size trading units of debt securities. Senior floating rate interests generally trade in over-the-counter markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by the Fund’s Board of Directors. Generally, the Fund may use fair valuation in regard to debt securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that mature in 60 days or less are valued at amortized cost, which approximates market value.

Exchange traded equity securities shall be valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time. If it is not possible to determine the last reported sale price or official closing price on the relevant exchange or market at the Valuation Time, the value of the security shall be taken to be the most recent mean between bid and asked prices on such exchange or market at the Valuation Time.

Options contracts on securities, currencies, indexes, futures contracts, commodities and other instruments shall be valued at their most recent sales price at the Valuation Time on the Primary Market on which the instrument is primarily traded. If the instrument did not trade on the Primary Market, it may be valued at the most recent sales price at the Valuation Time on another exchange or market where it did trade.

Futures contracts are valued at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively. If a settlement price is not available, futures contracts will be valued at the most recent trade price as of the Valuation Time. If there were no trades, the contract shall be valued at the mean of the closing bid/ask prices as of the Valuation Time.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

11

The Hartford Select MidCap Value Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
c)	Securities Lending — The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are fully collateralized at all times with cash and/or U.S. Government Securities and/or repurchase agreements. The cash collateral is then invested in short-term money market instruments. The repurchase agreements are fully collateralized by U.S. Government Securities. The adequacy of the collateral for securities on loan is monitored on a daily basis. For instances where the market value of collateral falls below the market value of the securities out on loan, such collateral is supplemented on the following business day.

While securities are on loan, the Fund is subject to the following risks: 1) that the borrower may default on the loan and that the collateral could be inadequate in the event the borrower defaults, 2) that the earnings on the collateral invested may not be sufficient to pay fees incurred in connection with the loan, 3) that the principal value of the collateral invested may decline and may not be sufficient to pay back the borrower for the amount of the collateral posted, 4) that the borrower may use the loaned securities to cover a short sale which may place downward pressure on the market prices of the loaned securities, 5) that return of loaned securities could be delayed and could interfere with portfolio management decisions and 6) that any efforts to recall the securities for purposes of voting a proxy may not be effective. The Fund had no securities out on loan as of April 30, 2009.

d)	Joint Trading Account — Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Hartford Investment Management Company (“Hartford Investment Management”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

e)	Repurchase Agreements — A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2009.

f)	Indexed Securities — The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund uses these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund had no investments in indexed securities as of April 30, 2009.

g)	Fund Share Valuation and Dividend Distributions to Shareholders — Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income are declared and paid annually. Dividends are paid on shares beginning on the business day after the day when the funds used to purchase the shares are collected by the transfer agent for the Fund. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

12

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences include but are not limited to foreign currency gains and losses, losses deferred due to wash sales adjustments, adjustments related to Passive Foreign Investment Companies and certain derivatives, and excise tax regulations. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

h)	Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

i)	Financial Accounting Standards Board Financial Accounting Standards No. 157 – Effective November 1, 2008, the Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. Fair value is defined under FAS 157 as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Under FAS 157, a fair value measurement should reflect all of the assumptions that market participants would use in pricing the asset or liability, including assumptions about the risk inherent in a particular valuation technique, the effect of a restriction on the sale or use of an asset, and the risk of nonperformance.

Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized, per FAS 157, into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 – Quoted prices in active markets for identical securities. Level 1 includes exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 includes debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services and foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•	Level 3 – Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes and require significant management judgment or estimation. This category includes broker quoted securities, long dated OTC options and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a good representation of exit price.
Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

FAS 157 also requires that a roll forward reconciliation be shown for all Level 3 securities from the beginning of the reporting period to the end of the reporting period. Part of this reconciliation includes transfers in and/or out of Level 3. For purposes of this reconciliation, transfers in are shown at the end of period fair value and transfers out are shown at the beginning of period fair value. During the six-month period ended April 30, 2009, the Fund held no Level 3 securities.

Refer to the valuation hierarchy levels summary found following the Schedule of Investments.

13

The Hartford Select MidCap Value Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
FASB Staff Position No. 157-4 – In April 2009, FASB released FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP FAS 157-4”). FSP FAS 157-4 provides additional guidance on determining whether a market for a financial asset is not active and a transaction is not distressed when measuring fair value under FAS 157. The FSP also requires additional disclosure detail on debt and equity securities by major investment categories. FSP FAS 157-4 is effective for interim and annual periods ending after June 15, 2009. At this time, management is evaluating the implications of FSP FAS 157-4 and does not believe it will impact valuation but will require additional disclosure. This additional disclosure has not yet been implemented.

j)	Financial Accounting Standards Board Financial Accounting Standards No. 161 – In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires companies to disclose information detailing the objectives and strategies for using derivative instruments, the level of derivative activity entered into by the company and any credit risk-related contingent features of the agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and has not yet implemented the new disclosure standard.

k)	Indemnifications: Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
3.	Futures and Options:
Futures and Options Transactions – The Fund may invest in futures and options contracts in order to gain exposure to or protect against changes in the market. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. When the Fund enters into such futures contracts, it is required to deposit with a futures commission merchant an amount of “initial margin” of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called variation margin, to and from the broker, are made on a daily basis as the price of the underlying security fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Fund.

At any time prior to the expiration of the futures contract, the Fund may close the position by taking an opposite position, which would effectively terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a gain or loss.

The use of futures contracts involves elements of market risk, which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contracts may decrease the effectiveness of the Fund’s strategy and potentially result in loss. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of April 30, 2009.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period.

The Fund may write (sell) covered options. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase or sell the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option securities or currencies. The Fund receives a premium for writing a call or put

14

option, which is recorded on the Fund’s Statement of Assets and Liabilities and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options. There is a risk of loss from a change in the value of such options, which may exceed the related premiums received. As of April 30, 2009, there were no outstanding written options contracts.
4.	Federal Income Taxes:
a)	Federal Income Taxes - For federal income tax purposes, the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and the Fund intends to distribute substantially all of its income and gains during the calendar year ending December 31, 2009. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2008	October 31, 2007
Ordinary Income	$6,729	$2,388
Long-Term Capital Gains *	4,429	539

*	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC code Sec. 852(b)(3)(C).
As of October 31, 2008, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$511
Accumulated Capital Losses*	$(20,977)
Unrealized Depreciation†	$(20,775)

Total Accumulated Deficit	$(41,241)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable to the tax deferral of wash sales losses, the mark-to-market adjustment for certain derivatives in accordance with IRC Sec. 1256, the mark to market for Passive Foreign Investment Companies and basis differences in real estate investment trusts.
c)	Reclassification of Capital Accounts - In accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Fund has recorded reclassifications in its capital accounts. These reclassifications had no impact on the NAV of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. As of October 31, 2008, the Fund recorded reclassifications to decrease undistributed net investment income by $209 and increase accumulated net realized gain by $209.

15

The Hartford Select MidCap Value Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
d)	Capital Loss Carryforward - At October 31, 2008 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year	Amount
2016	$20,977

Total	$20,977

e)	Financial Accounting Standards Board Interpretation No. 48 – On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. The Fund adopted FIN 48 for fiscal years beginning after December 15, 2006. Management has evaluated the implications of FIN 48 for all open tax years (tax years ended October 31, 2006 – 2008) and has determined there is no impact to the Fund’s financial statements.
5.	Expenses:
a)	Investment Management Agreements – Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with The Hartford Mutual Funds, Inc. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the six-month period ended April 30, 2009; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.75%
On next $500 million	0.70%
On next $4 billion	0.65%
On next $5 billion	0.63%
Over $10 billion	0.62%
b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting service fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%
c)	Operating Expenses - Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the six-month period ended April 30, 2009, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class Y
1.30%	2.05%	2.05%	0.90%

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d)	Fees Paid Indirectly — The Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the six-month period ended April 30, 2009, this amount is included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Annualized
	Six-Month
	Period	Year Ended	Year Ended	Year Ended	Year Ended
	Ended April	October 31,	October 31,	October 31,	October 31,
	30, 2009	2008	2007	2006	2005
Class A Shares	1.07%	1.28%	1.32%	1.50%	1.54	%*
Class B Shares	1.44	1.79	2.00	2.25	2.29	†
Class C Shares	1.62	1.97	2.07	2.25	2.29	‡
Class Y Shares	0.90	0.88	0.83	1.11	1.14	§

*	From April 29, 2005 (commencement of operations), through October 31, 2005

†	From April 29, 2005 (commencement of operations), through October 31, 2005

‡	From April 29, 2005 (commencement of operations), through October 31, 2005

§	From April 29, 2005 (commencement of operations), through October 31, 2005
e)	Distribution and Service Plan for Class A, B and C Shares — HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2009, HIFSCO received front-end load sales charges of $22 and contingent deferred sales charges of $3 from the Fund.

The Fund has adopted Distribution and Service Plans in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B and C shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Funds provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of only up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the Distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2009, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $3. These commissions are in turn paid to sales representatives of the broker/dealers.

17

The Hartford Select MidCap Value Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2009, a portion of the Fund’s chief compliance officer’s salary was paid by the Fund in an amount, which rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO was compensated $41 for providing such services. These fees are accrued daily and paid monthly.
6.	Investment Transactions:

For the six-month period ended April 30, 2009, the Fund’s aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$20,244
Sales Proceeds Excluding U.S. Government Obligations	25,420
7.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2009 and the year ended October 31, 2008:

	For the Six-Month Period Ended April 30, 2009					For the Year Ended October 31, 2008
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	263	37	(565)	—	(265)	673	369	(1,867)	—	(825)
Amount	$1,546	$223	$(3,193)	$—	$(1,424)	$6,335	$3,806	$(17,463)	$—	$(7,322)
Class B
Shares	30	3	(70)	—	(37)	64	42	(139)	—	(33)
Amount	$177	$16	$(391)	$—	$(198)	$589	$424	$(1,213)	$—	$(200)
Class C
Shares	66	2	(91)	—	(23)	82	80	(443)	—	(281)
Amount	$371	$11	$(525)	$—	$(143)	$751	$805	$(4,124)	$—	$(2,568)
Class Y
Shares	—	88	(662)	—	(574)	431	573	(1,429)	—	(425)
Amount	$—	$524	$(3,734)	$—	$(3,210)	$4,412	$5,922	$(11,148)	$—	$(814)
The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued and Class B shares redeemed) for the six-month period ended April 30, 2009 and the year ended October 31, 2008:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2009	3	$19
For the Year Ended October 31, 2008	3	$25
8.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. During the six-month period ended April 30, 2009, the Fund did not have any borrowings under this facility.

18

9.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

19

The Hartford Select MidCap Value Fund
Financial Highlights — (Unaudited)

	- Selected Per-Share Data - (a)											- Ratios and Supplemental Data -
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
															Net Assets		Net Assets		Net Assets
															Before		After		After
				Net											Waivers		Waivers		Waivers
				Realized											and		and		and
				and Un-			Distrib-			Net					Reimburse-		Reimburse-		Reimburse-		Ratio of
		Net	Pay-	realized		Dividends	utions			Increase	Net				ments and		ments and		ments and		Net Invest-		Port-
	Net Asset	Invest-	ments	Gain		from Net	from	Distri-		(Decrease)	Asset			Net Assets	Including		Including		Excluding		ment		folio
	Value at	ment	from	(Loss) on	Total from	Invest-	Realized	butions	Total	in Net	Value at			at End of	Expenses		Expenses		Expenses		Income to		Turn-
	Beginning	Income	(to)	Invest-	Investment	ment	Capital	from	Distri-	Asset	End of	Total		Period	not Subject		not Subject		not Subject		Average		over
Class	of Period	(Loss)	Affiliate	ments	Operations	Income	Gains	Capital	butions	Value	Period	Return(b)		(000’s )	to Cap(c)		to Cap(c)		to Cap(c)		Net Assets		Rate(d)
For the Six-Month Period Ended April 30, 2009 (Unaudited)
A	$6.70	$0.07	$—	$(0.36)	$(0.29)	$(0.10)	$—	$—	$(0.10)	$(0.39)	$6.31	(4 .33	)%(e)	$13,458	1.79	%(f)	1 .07	%(f)	1 .07	%(f)	2 .26	%(f)	52%
B	6.54	0.05	—	(0.35)	(0.30)	(0.05)	—	—	(0.05)	(0.35)	6.19	(4 .54	) (e)	1,803	2 .91	(f)	1 .44	(f)	1 .44	(f)	1 .89	(f)	—
C	6.53	0.05	—	(0.35)	(0.30)	(0.03)	—	—	(0.03)	(0.33)	6.20	(4 .62	) (e)	2,415	2 .75	(f)	1 .62	(f)	1 .62	(f)	1 .70	(f)	—
Y	6.72	0.07	—	(0.37)	(0.30)	(0.13)	—	—	(0.13)	(0.43)	6.29	(4 .34	) (e)	21,479	1 .01	(f)	0 .90	(f)	0 .90	(f)	2 .44	(f)	—
For the Year Ended October 31, 2008
A	12.17	0.11	—	(4.34)	(4.23)	(0.01)	(1.23)	—	(1.24)	(5.47)	6.70	(38.30)		16,071	1.44		1.28		1.28		0.95		194
B	11.96	0.04	—	(4.23)	(4.19)	—	(1.23)	—	(1.23)	(5.42)	6.54	(38.65)		2,147	2.43		1.79		1.79		0.43		—
C	11.95	0.01	—	(4.20)	(4.19)	—	(1.23)	—	(1.23)	(5.42)	6.53	(38.68)		2,695	2.25		1.97		1.97		0.26		—
Y	12.21	0.14	—	(4.34)	(4.20)	(0.06)	(1.23)	—	(1.29)	(5.49)	6.72	(38.03)		26,779	0.88		0.88		0.88		1.34		—
For the Year Ended October 31, 2007
A	12.41	0.05	—	0.21	0.26	—	(0.50)	—	(0.50)	(0.24)	12.17	2.16		39,238	1.42		1.33		1.33		0.38		209
B	12.28	(0.04)	—	0.22	0.18	—	(0.50)	—	(0.50)	(0.32)	11.96	1.51		4,322	2.35		2.01		2.01		(0.29)		—
C	12.28	(0.04)	—	0.21	0.17	—	(0.50)	—	(0.50)	(0.33)	11.95	1.42		8,300	2.17		2.07		2.07		(0.36)		—
Y	12.40	0.03	—	0.28	0.31	—	(0.50)	—	(0.50)	(0.19)	12.21	2.58		53,873	0.84		0.83		0.83		0.83		—
For the Year Ended October 31, 2006
A	10.79	—	—	1.87	1.87	(0.01)	(0.24)	—	(0.25)	1.62	12.41	17.66		47,937	1.69		1.55		1.55		(0.10)		63
B	10.75	(0.10)	—	1.87	1.77	—	(0.24)	—	(0.24)	1.53	12.28	16.79		4,137	2.67		2.30		2.30		(0.84)		—
C	10.75	(0.09)	—	1.86	1.77	—	(0.24)	—	(0.24)	1.53	12.28	16.79		7,417	2.53		2.30		2.30		(0.84)		—
Y	10.81	0.07	—	1.81	1.88	(0.05)	(0.24)	—	(0.29)	1.59	12.40	17.79		20,025	1.33		1.15		1.15		0.26		—
From (commencement of operations) April 29, 2005, through October 31, 2005
A(g)	10.00	—	—	0.79	0.79	—	—	—	—	0.79	10.79	7 .90	(e)	22,423	1 .67	(f)	1 .55	(f)	1 .55	(f)	(0 .08	) (f)	30
B(h)	10.00	(0.03)	—	0.78	0.75	—	—	—	—	0.75	10.75	7 .50	(e)	1,714	2 .64	(f)	2 .30	(f)	2 .30	(f)	(0 .92	) (f)	—
C(i)	10.00	(0.03)	—	0.78	0.75	—	—	—	—	0.75	10.75	7 .50	(e)	2,885	2 .53	(f)	2 .30	(f)	2 .30	(f)	(0 .96	) (f)	—
Y(j)	10.00	0.02	—	0.79	0.81	—	—	—	—	0.81	10.81	8 .10	(e)	541	1 .36	(f)	1 .15	(f)	1 .15	(f)	0 .37	(f)	—

(a)	Information presented relates to a share outstanding throughout the indicated period.

(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	Not annualized.

(f)	Annualized.

(g)	Commenced operations on April 29, 2005.

(h)	Commenced operations on April 29, 2005.

(i)	Commenced operations on April 29, 2005.

(j)	Commenced operations on April 29, 2005.

20

The Hartford Select MidCap Value Fund
Directors and Officers (Unaudited)
The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.
Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and three of the Fund’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which collectively consist of 100 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.
The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.
Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its officers or directors who are employed by The Hartford.
Non-Interested Directors
Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.
Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.
Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies.
Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee is Chairman and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions. Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm, from August 2004 to August 2005. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).
William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

21

The Hartford Select MidCap Value Fund
Directors and Officers (Unaudited) — (continued)
Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.
Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.
Interested Directors and Officers
Thomas M. Marra* (1958) Director since 2002
Mr. Marra has served as President and Chief Operating Officer of The Hartford Financial Services Group, Inc. (“The Hartford”) since 2007. Mr. Marra currently serves as Director of Hartford Life, Inc. (“HL, Inc.”). Mr. Marra served as Chief Operating Officer of Hartford Life Insurance Company, Inc. (“Hartford Life”) (2000-2008), as President of Hartford Life (2002-2008) and as Director of Hartford Life’s Investment Products Division from 1998 to 2000.

*	On February 24, 2009, The Hartford and Mr. Marra determined to enter into a mutually agreed separation whereby Mr. Marra will retire, and his role as an executive officer and employee of The Hartford will terminate, effective July 3, 2009. Mr. Marra will resign his position as a Director of the Fund effective June 25, 2009.
Lowndes A. Smith (1939) Director since 2002, Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.
John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as Chief Executive Officer, President and Director of HL, Inc. Mr. Walters previously served as President of the U.S. Wealth Management Division of Hartford Life, Inc., as Co-Chief Operating Officer of Hartford Life Insurance Company (2007-2008) and as Executive Vice President and Director of its Investment Products Division (2000-2008). Mr. Walters also serves as Chairman of the Board, Chief Executive Officer, President and Director of Hartford Life Insurance Company and as Executive Vice President of The Hartford. In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”).

*	Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 – 2009).
Other Officers
Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 – 2009))

Mr. Arena serves as Executive Vice President of Hartford Life Insurance Company, (“Hartford Life”). Additionally, Mr. Arena is Director and Senior Vice President of Hartford Administrative Services Company, (“HASCO”), Manager, Chief Executive Officer and President of Hartford Investment Financial Services, LLC (“HIFSCO”) and HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division. Mr. Arena joined American Skandia in 1996.
Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.
Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006 and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury, (the “Treasury”), from 2001 to 2006 where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network, (“FinCEN”) from 2005 – 2006.

22

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life Insurance Company. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.
Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant General Counsel and Assistant Vice President of The Hartford and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, Assistant Vice President of Hartford Life, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.
Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life and as Director of its Investment Advisory Group in the Individual Markets Group segment. He also serves as Senior Vice President of HIFSCO and HL Advisors. Prior to joining The Hartford in 2004, Mr. Meyer was with MassMutual which he joined in 1987.
D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life where he serves as Director of mutual fund product management for The Hartford’s mutual funds and 529 college savings businesses. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.
Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 – 2007.
HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2008 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

23

The Hartford Select MidCap Value Fund
Expense Example (Unaudited)
Your Fund’s Expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2008 through April 30, 2009.
Actual Expenses
The first column of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	October 31, 2008	Beginning	Ending Account	October 31,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2008 through	expense	1/2	full
	October 31, 2008	April 30, 2009	April 30, 2009	October 31, 2008	April 30, 2009	April 30, 2009	ratio	year	year
Class A	$1,000.00	$956.74	$5.19	$1,000.00	$1,019.48	$5.35	1.07%	181	365
Class B	$1,000.00	$954.64	$6.97	$1,000.00	$1,017.65	$7.20	1.44	181	365
Class C	$1,000.00	$953.81	$7.84	$1,000.00	$1,016.76	$8.10	1.62	181	365
Class Y	$1,000.00	$956.58	$4.36	$1,000.00	$1,020.33	$4.50	0.90	181	365

24

The Hartford Select SmallCap Value Fund

The Hartford Select SmallCap Value Fund

(subadvised by:	Kayne Anderson Rudnick Investment Management, LLC
Metropolitan West Capital Management, LLC
SSgA Funds Management, Inc.
Performance Overview(1) 7/31/06 — 4/30/09
Growth of a $10,000 investment in Class A which includes Sales Charge
Russell 2000 Value Index is an unmanaged index measuring the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Investment objective – Seeks capital appreciation.
Average Annual Total Returns(2,3) (as of 4/30/09)

	Inception	1	Since
	Date	Year	Inception

Select SmallCap Value A#	7/31/06	-27.31%	-11.04%
Select SmallCap Value A##	7/31/06	-31.31%	-12.86%
Select SmallCap Value B#	7/31/06	-27.69%	-11.73%
Select SmallCap Value B##	7/31/06	-31.29%	-12.63%
Select SmallCap Value C#	7/31/06	-27.68%	-11.69%
Select SmallCap Value C##	7/31/06	-28.40%	-11.69%
Select SmallCap Value Y#	7/31/06	-27.02%	-10.73%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(3)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2009, which excludes investment transactions as of this date.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Portfolio Managers
Kayne Anderson Rudnick Investment Management, LLC	Metropolitan West Capital Management, LLC	SSgA Funds Management, Inc.
Robert A. Schwarzkopf	Samir Sikka	William H. DeRoche, CFA
Chief Investment Officer	Senior Vice President	Principal

Craig Stone		Chuck Martin
Senior Research Analyst		Principal
Julie Kutasov
Senior Research Analyst
How did the Fund perform?
The Class A shares of The Hartford Select SmallCap Value Fund returned -9.70%, before sales charge, for the six-month period ended April 30, 2009, versus the -12.60% return of the Russell 2000 Value Index and -7.38% return of the average fund in the Lipper Small-Cap Value peer group.
Why did the Fund perform this way?
During the first quarter of 2009, we saw a continuation of the market trends and sentiment from the fourth quarter of last year. The focus was on “return of capital” rather than “return on capital,” as the equity markets were being driven by governmental policies and not by fundamentals. Investors’ concerns over persistent economic weakness, plunging corporate profits, and the federal response to the financial crisis drove equity prices lower during the period. Within the Russell 2000 Value Index, eight out of ten sectors posted negative returns for the period led by Energy (-30%) and Financials (-21%). Consumer Discretionary (+3%) and Information Technology (+3%) were the only positive performing sectors for the period.

2

Stock selection was the primary driver of our performance during the period. Detractors from performance included Cathay General Bancorp (Financials) and Zions Bancorp (Financials). Regional banks Cathay General and Zions both decreased on concerns over commercial real estate losses. The extreme volatility in Financials substantiates the belief that many stock prices have become completely divorced from fundamentals, as Cathay was the top performer in the second half of 2008 and Zions was in the top ten. Despite what their stock prices appear to convey, these businesses clearly haven’t changed drastically in the last few months.
World Fuel Services Corporation (Energy), Tempur-Pedic International (Consumer Discretionary) and Advanced Medical Optics (Health Care) were top relative (i.e. performance of the Fund as measured against the benchmark) performers. World Fuel Services, a company involved in the marketing and sale of marine, aviation, and land fuel products, reported record earnings in the fourth quarter 2008 and an additional 63% earnings increase in the first quarter 2009. This was largely driven by its acquisitions of Texor Petroleum Company last June and two fuel distribution businesses, Henty Oil Group and TGS Petroleum, Inc., during the past few months. Tempur-Pedic, which was one of our worst performers in 2008, boosted its gross margin and beat analysts expectations during the period due to lower costs and declining selling and marketing expenses, this in response to reduced consumer discretionary spending. Shares of eye care firm Advanced Medical Optics, the market leader in LASIK surgical devices, more than tripled during the quarter on news of a takeover bid from Abbott Laboratories.
What is the outlook?
The Federal Reserve (i.e. the “Fed”) is not yet out of tools to fight the economic slump. While short-term interest rate policy seems to be played out with the fed funds rate now targeted at 0 to 0.25 percent, there are many new levers that may be pulled. New programs aimed at unclogging credit, combined with innovative monetary and fiscal policy measures, may result in signs of improved demand as the year progresses. From the purchase of agency mortgage-backed securities to the purchase of longer-dated Treasury bonds to the offer of guarantees on credit receivables, the Fed is working diligently and rapidly to restore confidence to the financial markets.
Stock prices in relation to intrinsic value estimates remain attractive for the portfolio’s holdings. The sharp decline in equity prices during the period also created some new opportunities for the Fund.
As sufficient details emerge on the public-private partnership to remove distressed assets from banks’ balance sheets, investors’ demand for risk-taking may increase, thus setting the stage for an economic recovery, increased corporate profits and higher share prices. However, the economy is going to take time to recover from the excesses incurred during 2003 – 2007.
Currently, the Fund’s overweight (i.e. the Fund’s sector position was greater than the benchmark position) positions relative to the benchmark are in Industrials and Health Care. Conversely, the Fund’s largest underweight (i.e. the Fund’s sector position was less than the benchmark position) position relative to the benchmark continues to be in Financials. We believe that the complementary style of the three sub-advisers provides the Fund with a well positioned portfolio in this environment to add value relative to the market and its peers.
At April 30, 2009, 34% of the Fund’s assets were managed by Kayne Anderson Rudnick Investment Management, 36% were managed by Metropolitan West Capital Management and 30% were managed by SSgA Funds Management.
Diversification by Industry
as of April 30, 2009

Percentage of
Industry	Net Assets
Automobiles & Components	0.6%
Banks	8.0
Capital Goods	9.5
Commercial & Professional Services	7.6
Consumer Durables & Apparel	4.4
Consumer Services	3.6
Diversified Financials	4.7
Energy	5.3
Food & Staples Retailing	0.5
Food, Beverage & Tobacco	2.6
Health Care Equipment & Services	7.7
Household & Personal Products	2.9
Insurance	3.2
Materials	2.9
Media	0.6
Pharmaceuticals, Biotechnology & Life Sciences	1.0
Real Estate	4.7
Retailing	3.8
Semiconductors & Semiconductor Equipment	2.0
Software & Services	8.0
Technology Hardware & Equipment	4.3
Telecommunication Services	1.5
Transportation	3.7
Utilities	2.4
Short-Term Investments	3.8
Other Assets and Liabilities	0.7

Total	100.0%

3

The Hartford Select SmallCap Value Fund
Schedule of Investments
April 30, 2009 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCK – 95.2%
	Automobiles & Components - 0.6%
14	Dana Holding Corp. •	$11
9	Hayes Lemmerz International	2
3	Modine Manufacturing Co.	10
2	Spartan Motors, Inc	19
2	Tenneco Automotive, Inc. •	6
17	Thor Industries, Inc.	379

		427

	Banks - 7.7%
—	Ames National Corp.	7
2	Arrow Financial Corp.	55
5	Banco Latinoamericano de Exportaciones S.A. ADR Class E	59
1	Bank of the Ozarks, Inc.	17
5	Bankfinancial Corp.	49
2	Berkshire Hills Bancorp, Inc.	42
84	Boston Private Financial Holdings, Inc.	386
—	Brooklyn Federal Bancorp, Inc.	5
1	Bryn Mawr Bank Corp.	20
1	Camden National Corp.	42
77	Cathay General Bancorp	863
6	Central Pacific Financial Corp.	33
2	Citizens & Northern Corp.	47
2	City Holding Co.	59
1	Clifton Savings Bancorp, Inc.	14
5	Colonial BancGroup, Inc.	4
—	Community Bank System, Inc.	5
36	CVB Financial Corp.	213
4	Dime Community Bancshares	31
6	East West Bancorp, Inc.	44
3	First Bancorp North Carolina	39
8	First BanCorp Puerto Rico	43
2	First Bancorp, Inc.	34
7	First Commonwealth Financial Corp.	63
—	First Financial Bankshares, Inc.	10
—	First Financial Corp.	11
5	First Financial Northwest	40
2	First Merchants Corp.	19
1	First Midwest Bancorp, Inc.	6
9	First Niagara Financial Group, Inc.	126
1	First Place Financial Corp.	4
—	First Source Corp.	4
5	FirstMerit Corp.	107
6	FNB Corp.	42
4	Fox Chase Bancorp, Inc. •	36
1	Glacier BanCorp.	20
6	Guaranty Bancorp •	13
1	Hancock Holding Co.	51
9	Hanmi Financial Corp.	15
—	Harleysville National Corp.	2
—	Iberiabank Corp.	5
3	Integra Bank Corp.	6
29	International Bancshares Corp.	388
4	Kearny Financial Corp.	45
3	Lakeland Bancorp, Inc.	21
1	Lakeland Financial Corp.	15
—	MainSource Financial Group, Inc.	3
1	MB Financial, Inc.	7
—	NASB Financial, Inc.	4
5	National Penn Bancshares, Inc.	40
3	NBT Bancorp	78
5	Newalliance Bancs	65
1	Oceanfirst Financial Corp.	17
1	Ocwen Financial Corp. •	16
6	Old National Bankcorp	83
3	Oriental Financial Group, Inc.	25
3	Pacific Capital Bancorp	19
—	Pacific Continental Corp.	1
2	PacWest Bancorp	33
—	Park National Corp.	27
1	Peapack-Gladstone Financial	24
1	Pennsylvania Commerce Bancorp, Inc. •	15
1	Peoples Bancorp, Inc.	17
1	Prosperity Bancshares, Inc.	22
4	Provident Bankshares Corp.	35
6	Provident Financial Services, Inc.	69
1	Radian Group, Inc.	2
2	Renasant Corp.	23
2	Republic Bancorp, Inc.	41
2	Rockville Financial, Inc.	16
2	S&T Bancorp, Inc.	39
—	S.Y. Bancorp, Inc.	3
—	Sandy Spring Bancorp, Inc.	5
4	Santander Bancorp.	24
2	Simmons First National Corp.	57
3	South Financial Group, Inc.	5
3	Southside Bancshares, Inc.	55
2	Southwest Bancorp	12
1	Sterling Bancshares, Inc.	4
3	Sterling Financial Corp.	10
1	Suffolk Bancorp	37
1	Sun Bancorp, Inc. •	8
7	Susquehanna Bancshares, Inc.	58
58	Synovus Financial Corp.	187
3	Towne Bank	53
4	Trustco Bank Corp.	23
2	Trustmark Corp.	53
1	UMB Financial Corp.	38
6	Umpqua Holdings Corp.	61
1	United Bankshares, Inc.	19
1	United Community Banks, Inc.	9
3	United Community Financial Corp.	7
1	Univest Corp.	17
1	W Holding Co, Inc.	23
3	WesBanco, Inc.	61
—	Westamerica Banco	5
2	Wilshire Bancorp, Inc.	10
1	Wintrust Financial Corp.	24
48	Zion Bancorp	525

		5,274

	Capital Goods - 9.5%
1	A.O. Smith Corp.	30
—	American Rail Car Industries, Inc.	2
1	American Woodmark Corp.	10
—	Ameron International Corp.	6
17	AMETEK, Inc.	532
1	Ampco-Pittsburgh Corp.	17
3	Apogee Enterprises	44
1	Applied Signal Technology	29
The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 95.2% - (continued)
	Capital Goods - 9.5% - (continued)
1	Arfon, Inc. •	$19
1	Baldor Electric Co.	30
—	Beacon Roofing Supply, Inc. •	3
3	Brady Corp. Class A	54
3	Briggs & Stratton Corp.	39
1	Cascade Bancorp	20
3	Ceradyne, Inc. •	46
1	CIRCOR International, Inc.	23
30	Clarcor, Inc.	945
3	Columbus McKinnon Corp. •	32
2	Commercial Vehicles Group, Inc. •	2
1	Cubic Corp.	17
1	Ducommun, Inc.	17
3	Dycom Industries, Inc. •	24
3	DynCorp International, Inc. •	52
7	EMCOR Group, Inc. •	139
1	Encore Wire Corp.	15
1	EnerSys •	17
5	Enpro Industries, Inc. •	75
6	Federal Signal Corp.	44
2	Force Protection, Inc. •	12
3	Gibralter Industries, Inc.	19
22	Graco, Inc.	524
5	GrafTech International Ltd. •	45
3	Granite Construction, Inc.	117
1	Griffon Corp. •	10
4	GT Solar International, Inc. •	25
4	H & E Equipment Services, Inc. •	29
38	Hexcel Corp. •	365
35	Huttig Building Products, Inc. ⌂•	23
—	Insituform Technologies, Inc. •	1
1	Insteel Industries, Inc.	7
—	Integrated Electrical Services, Inc. •	2
4	Kadant, Inc. •	50
—	L.B. Foster Co. Class A•	3
1	Layne Christensen Co. •	15
23	Lincoln Electric Holdings, Inc.	1,038
9	Lydall, Inc. •	39
—	Michael Baker Corp. •	3
2	Mueller Industries, Inc.	41
6	Mueller Water Products, Inc.	24
2	NCI Building Systems, Inc. •	8
6	NN, Inc.	7
—	Perini Corp. •	7
36	Pike Electric Corp. •	374
—	Preformed Line Products Co.	7
2	Quanex Building Products Corp.	21
1	Regal-Beloit Corp.	41
1	Robbins & Myers, Inc.	17
20	Roper Industries, Inc.	894
3	Rush Enterprises, Inc. •	33
4	SauerDanfoss, Inc.	17
1	Standex International	11
—	TAL International Group, Inc.	3
2	Tecumseh Products Co. Class A •	22
1	Thermadyne Holdings Corp. •	2
5	Tredegar Corp.	89
—	Trex Co. Inc. •	4
2	Trimas Corp. •	4
—	Triumph Group, Inc.	4
2	Twin Disc, Inc.	10
5	Wabash National Corp.	6
14	Watts Water Technologies, Inc.	307

		6,563

	Commercial & Professional Services - 7.6%
66	ABM Industries, Inc.	1,156
21	ATC Technology Corp. •	339
—	CDI Corp.	2
9	Comfort Systems USA, Inc.	102
1	Consolidated Graphics, Inc. •	16
9	Copart, Inc. •	289
3	Courier Corp.	42
2	Deluxe Corp.	31
3	G & K Services, Inc. Class A	82
2	Heidrick & Struggles International, Inc.	28
3	Herman Miller, Inc.	39
3	HNI Corp.	39
8	Hudson Highland Group, Inc. •	12
4	Kelly Services, Inc.	51
—	Kforce, Inc. •	1
4	Knoll, Inc.	25
1	Korn/Ferry International •	6
2	M & F Worldwide Corp. •	30
56	McGrath RentCorp	1,178
1	MPS Group, Inc. •	11
3	On Assignment, Inc. •	10
25	Resources Connection, Inc. •	479
17	School Specialty, Inc. •	327
33	Schwak, Inc.	238
9	Spherion Corp. •	34
3	Standard Register Co.	15
2	TrueBlue, Inc. •	15
17	United Stationers, Inc. •	544
2	Viad Corp.	45
8	Waste Services, Inc. •	43

		5,229

	Consumer Durables & Apparel - 4.4%
5	American Greetings Corp. Class A	37
—	Blyth, Inc.	9
1	Brunswick Corp.	7
4	Callaway Golf Co.	33
6	Carter’s, Inc. •	134
4	Champion Enterprises, Inc. •	2
31	Cherokee, Inc.	565
—	CSS Industries, Inc.	2
2	Hooker Furniture Corp.	28
1	Jakks Pacific, Inc. •	15
—	M/I Schottenstein Homes, Inc.	2
2	Maidenform Brands, Inc. •	23
3	Meritage Homes Corp. •	56
—	National Presto Industries, Inc.	14
3	Palm Harbor Holmes, Inc. •	9
38	RC2 Corp. •	431
3	Ryland Group, Inc.	57
1	Steven Madden Ltd. •	41
81	Tempur-Pedic International, Inc.	1,038
5	Timberland Co. Class A•	74
4	Unifirst Corp.	144
25	Volcom, Inc. •	330

		3,051

The accompanying notes are an integral part of these financial statements.

5

The Hartford Select SmallCap Value Fund
Schedule of Investments — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 95.2% - (continued)
	Consumer Services - 3.6%
1	Ameristar Casinos, Inc.	$10
3	Bob Evans Farms, Inc.	72
22	Burger King Holdings, Inc.	359
2	California Pizza Kitchen, Inc. •	25
2	CEC Entertainment, Inc. •	70
—	Churchill Downs, Inc.	14
2	Gaylord Entertainment Co. •	33
1	Great Wolf Resorts, Inc. •	3
4	Isle of Capri Casinos, Inc. •	39
2	Jack in the Box, Inc. •	38
4	Jackson Hewitt Tax Service, Inc.	20
1	Lincoln Educational Services Corp. •	16
1	Marcus Corp.	18
31	Matthews International Corp. Class A	959
—	Monarch Casino & Resort, Inc. •	1
2	O’Charley’s, Inc.	15
2	P. F. Chang’s China Bistro, Inc. •	66
20	Papa John’s International, Inc. •	518
3	Pinnacle Entertainment, Inc. •	35
1	Red Robin Gourmet Burgers, Inc. •	12
1	Regis Corp.	27
2	Steiner Leisure Ltd. •	77
9	Stewart Enterprises, Inc.	32
1	Vail Resorts, Inc. •	23

		2,482

	Diversified Financials - 4.7%
13	Advance America Cash Advance Centers, Inc.	51
10	Apollo Investment Corp.	47
142	Ares Capital Corp.	833
1	Blackrock Kelso Capital Corp.	8
5	Broadpoint Securities Group •	20
1	Calamos Asset Management, Inc.	15
—	Capital Southwest Corp.	15
2	Cash America International, Inc.	36
6	Compass Diversified Holdings	55
4	Encore Capital Group, Inc. •	30
—	Evercore Partners, Inc.	4
42	Federated Investors, Inc.	961
3	Fifth Street Finance Corp.	19
29	Financial Federal Corp.	709
4	Hercules Technology Growth	27
7	Knight Capital Group, Inc. •	110
1	Kohlberg Capital Corp.	2
5	LaBranche & Co, Inc. •	20
3	MCG Capital Corp.	6
7	Nelnet, Inc.	41
7	Newstar Financial, Inc. •	16
4	NGP Capital Resources Co.	25
6	PennantPark Investment Corp.	32
3	Penson Worldwide, Inc. •	29
3	PHH Corp. •	42
1	Pico Holdings, Inc. •	23
—	Piper Jaffray Cos •	4
—	Prospect Capital Corp.	1
1	Stifel Financial •	36
1	SWS Group, Inc.	7
—	Virtus Investment Partners, Inc. •	5

		3,229

	Energy - 5.3%
3	Bill Barrett Corp. •	67
2	Brigham Exploration Co. •	4
1	Bristow Group, Inc. •	23
2	Cal Dive International, Inc. •	14
3	Callon Petroleum Corp. •	5
21	Carbo Ceramics, Inc.	648
4	Complete Production Services, Inc. •	25
—	Harvest Natural Resources, Inc. •	2
1	Hornbeck Offshore Services, Inc. •	23
1	Lufkin Industries, Inc.	31
11	Meridian Resource Corp. •	3
6	Newpark Resources, Inc. •	18
8	Oceaneering International, Inc. •	378
6	Pioneer Drilling Co •	29
47	Quicksilver Resources, Inc. •	378
7	Rosetta Resources, Inc. •	48
2	Superior Well Services, Inc. •	25
41	TETRA Technologies, Inc. •	235
1	Union Drilling, Inc. •	4
4	Vaalco Energy, Inc. •	18
43	World Fuel Services Corp.	1,647

		3,625

	Food & Staples Retailing - 0.5%
5	Casey’s General Stores, Inc.	123
—	Ingles Markets, Inc.	3
2	Nash Finch Co	47
4	Pantry, Inc. •	96
1	Spartan Stores, Inc.	13
1	Susser Holdings •	12
1	Village Super Market, Inc.	32
2	Winn-Dixie Stores, Inc. •	19

		345

	Food, Beverage & Tobacco - 2.6%
1	Cal-Maine Foods, Inc.	16
4	Chiquita Brands International, Inc. •	32
18	Flowers Foods, Inc.	412
—	Hain Celestial Group, Inc. •	7
16	J&J Snack Foods Corp.	609
—	Lance, Inc.	5
1	National Beverage Co. •	13
12	Ralcorp Holdings, Inc. •	664
1	TreeHouse Foods, Inc. •	29
—	Universal Corp.	9

		1,796

	Health Care Equipment & Services - 7.7%
—	Alliance Healthcare Services, Inc. •	4
9	Amedisys, Inc. •	295
4	Amerigroup Corp. •	133
56	AMN Healthcare Services, Inc. •	385
2	AmSurg Corp. •	43
1	Assisted Living Concepts I-A •	10
2	Cardiac Science Corp. •	4
6	Centene Corp. •	104
12	Chemed Corp.	500
11	Cooper Co., Inc.	302
12	Emergency Medical Services •	418
1	Gentiva Health Services, Inc. •	11
2	Greatbatch, Inc. •	37
1	HealthSouth Corp. •	10
     The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 95.2% - (continued)
	Health Care Equipment & Services - 7.7% - (continued)
7	Healthspring, Inc. •	$61
9	ICU Medical, Inc. •	331
7	Invacare Corp.	103
4	Kindred Healthcare, Inc. •	57
18	Landauer, Inc.	959
—	Magellan Health Services, Inc. •	12
2	Molina Healthcare, Inc. •	47
4	NightHawk Radiology Holdings, Inc. •	15
30	Owens & Minor, Inc.	1,044
3	Rehabcare Group, Inc. •	52
2	Skilled Healthcare Group •	14
4	Universal American Financial Corp. •	36
21	Young Innovations, Inc.	321

		5,308

	Household & Personal Products - 2.9%
10	Central Garden & Pet Co. Class A •	94
16	Chattem, Inc. •	889
3	Nu Skin Enterprises, Inc. Class A	35
10	Prestige Brands Holdings, Inc. •	63
34	WD40 Co	914

		1,995

	Insurance - 3.2%
11	AMBAC Financial Group, Inc.	10
9	American Equity Investment Life Holding Co.	49
1	American Physicians Capital, Inc.	34
1	Amerisafe, Inc. •	14
3	Amtrust Financial Services	29
2	Argo Group International Holdings Ltd. •	58
6	Aspen Insurance Holdings Ltd.	150
3	CNA Surety Corp. •	55
5	Delphi Financial Group Class A	79
5	Employers Holdings, Inc.	40
3	FBL Financial Group Class A	16
6	Flagstone Reinsurance Holdings	54
—	FPIC Insurance Group, Inc. •	3
1	Greenlight Capital Re Ltd. Class A •	9
1	Harleysville Group, Inc.	32
46	Horace Mann Educators Corp.	401
2	Infinity Property & Casualty Corp.	62
4	IPC Holdings Ltd.	103
3	Max Capital Group Ltd.	45
8	Montpelier Re Holdings Ltd.	103
3	National Financial Partners Corp.	19
1	Odyssey Re Holdings Corp.	19
7	Phoenix Cos.	11
4	Platinum Underwriters Holdings Ltd.	114
3	PMA Capital Corp. Class A •	11
3	ProAssurance Corp. •	111
1	RLI Corp.	30
1	Safety Insurance Group, Inc.	38
3	Seabright Insurance Holdings •	28
26	Selective Insurance Group	384
—	Tower Group, Inc.	8
2	Validus Holdings Ltd.	48
—	Zenith National Insurance Corp.	7

		2,174

	Materials - 2.9%
4	A. Schulman, Inc.	57
1	Allied Nevada Gold Corp. •	7
17	Balchem Corp.	423
9	Buckeye Technologies, Inc. •	45
6	BWAY Holding Co. •	57
53	Glatfelter	470
5	Headwaters, Inc. •	12
7	Hecla Mining Co. •	17
2	Horsehead Holding Corp. •	12
3	Innophos Holdings, Inc.	37
1	LSB Industries, Inc. •	17
2	Minerals Technologies, Inc.	90
23	Neenah Paper, Inc.	113
7	Olin Corp.	87
2	OM Group, Inc. •	69
2	Rock Tenn Co. Class A	65
1	Rockwood Holdings, Inc. •	13
1	Royal Gold, Inc.	48
1	RTI International Metals, Inc. •	9
1	Schweitzer-Mauduit International, Inc.	14
4	Sensient Technologies Corp.	96
—	Silgan Holdings, Inc.	6
2	Solutia, Inc. •	8
8	Spartech Corp.	33
3	Stillwater Mining Co. •	14
1	Universal Stainless & Alloy Products •	14
1	W.R. Grace & Co. •	6
2	Wausau Paper Corp.	19
6	Worthington Industries, Inc.	82

		1,940

	Media - 0.6%
3	A.H. Belo Corp. Class A	5
3	Belo Corp. Class A	6
18	Central European Media Enterprises Ltd. •	295
3	Crown Media Holdings, Inc. •	9
2	Harte-Hanks, Inc.	14
5	Journal Communications, Inc.	7
12	Mediacom Communications Corp. •	69
10	RCN Corp. •	40
1	RHI Entertainment, Inc. •	4

		449

	Pharmaceuticals, Biotechnology & Life Sciences - 1.0%
—	Affymetrix, Inc. •	1
3	Albany Molecular Research, Inc. •	30
5	Bio-Rad Laboratories, Inc. Class A •	373
6	Covance, Inc. •	244
3	Maxygen, Inc. •	18
1	Valeant Pharmaceuticals International •	23
8	ViroPharma, Inc. •	44

		733

	Real Estate - 4.7%
—	Alexander’s, Inc.	22
—	American Campus Communities, Inc.	9
11	Anworth Mortgage Asset Corp.	72
14	Ashford Hospitality	43
2	Associated Estates Realty	12
3	Biomed Realty Trust, Inc.	30
9	CapLease, Inc.	28
3	Capstead Mortgage Corp.	32
5	Cedar Shopping Court	18
1	Chimera Investment Corp.	4
4	Cogdell Spencer, Inc.	24
2	Colonial Properties Trust	12
The accompanying notes are an integral part of these financial statements.

7

The Hartford Select SmallCap Value Fund
Schedule of Investments — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 95.2% - (continued)
	Real Estate - 4.7% - (continued)
2	Corporate Office Properties	$50
3	Cousins Properties, Inc.	26
4	DCT Industrial Trust, Inc.	19
3	Diamondrock Hospitality	18
1	DuPont Fabros Technology, Inc.	5
7	Education Realty Trust, Inc.	32
56	Entertainment Properties Trust	1,283
1	Equity Lifestyle Properties, Inc.	20
6	Extra Space Storage, Inc.	44
6	Felcor Lodging Trust, Inc.	13
1	First Industrial Realty Trust, Inc.	3
6	First Potomac Realty Trust	57
—	Franklin Street Properties Corp.	4
27	Friedman Billings Ramsey Group, Inc. •	7
3	Getty Realty Corp.	62
1	Gramercy Capital Corp.	3
1	Hatteras Financial Corp.	17
6	Healthcare Realty Trust, Inc.	98
5	Highwoods Properties, Inc.	117
2	Home Properties of New York, Inc.	72
3	LaSalle Hotel Properties	39
14	Lexington Realty Trust	53
1	Maguire Properties, Inc.	1
8	Medical Properties Trust, Inc.	41
18	MFA Mortgage Investments, Inc.	103
1	Mid-America Apartment Communities, Inc.	24
1	National Health Investors, Inc.	16
7	National Retail Properties, Inc.	117
1	Omega Healthcare Investors	22
3	Parkway Properties, Inc.	42
3	Penn Real Estate Investment Trust	22
—	Potlatch Corp.	6
2	PS Business Parks, Inc.	68
9	RAIT Financial Trust	13
5	Realty Income Corp.	112
3	Redwood Trust, Inc.	52
7	Senior Housing Properties Trust	116
13	Strategic Hotels & Resorts, Inc.	11
1	Sun Communities, Inc.	19
11	Sunstone Hotel Investors, Inc.	58
6	U-Store-It	19

		3,210

	Retailing - 3.8%
3	Aaron Rents, Inc.	103
7	Blockbuster, Inc. Class A •	6
231	Borders Group, Inc. •	632
2	Brown Shoe Co., Inc.	10
5	Build-A-Bear Workshop, Inc. •	25
1	Cabela’s, Inc. •	6
1	Cato Corp.	27
2	Charming Shoppes, Inc. •	6
11	Chico’s FAS, Inc. •	82
1	Children’s Place Retail Stores, Inc. •	31
5	Collective Brands, Inc. •	71
2	Core-Mark Holding Co, Inc. •	31
4	Dillard’s, Inc.	30
3	Dress Barn, Inc. •	50
2	Genesco, Inc. •	54
21	Group 1 Automotive, Inc.	447
16	Gymboree Corp. •	533
6	Hot Topic, Inc. •	69
1	Jo-Ann Stores, Inc. •	11
1	JOS A. Bank Clothiers, Inc. •	40
5	Marinemax, Inc. •	24
3	Men’s Wearhouse, Inc.	52
1	Monroe Muffler, Inc.	13
10	New York & Co., Inc. •	59
8	Rent-A-Center, Inc. •	154
9	Retail Ventures, Inc. •	24
1	Shoe Carnival, Inc. •	16
1	Tractor Supply Co. •	32

		2,638

	Semiconductors & Semiconductor Equipment - 2.0%
1	Actel Corp. •	9
8	Applied Micro Circuits Corp. •	43
3	Brooks Automation, Inc. •	16
2	Cirrus Logic, Inc. •	11
2	Cymer, Inc. •	44
2	DSP Group, Inc. •	14
364	Entegris, Inc. •	538
—	IXYS Corp.	1
5	MKS Instruments, Inc. •	81
1	Photronics, Inc. •	1
2	PMC - Sierra, Inc. •	13
4	RF Micro Devices, Inc. •	8
1	Sigma Designs, Inc. •	15
36	Silicon Storage Technology, Inc. •	66
5	Skyworks Solutions, Inc. •	41
1	Standard Microsystems Corp. •	13
2	TriQuint Semiconductor, Inc. •	9
18	Varian Semiconductor Equipment Associates, Inc. •	461
1	Veeco Instruments, Inc. •	4
3	Zoran Corp. •	24

		1,412

	Software & Services - 8.0%
12	Acxiom Corp.	118
1	CACI International, Inc. Class A •	45
8	Cass Information Systems, Inc.	277
2	CIBER, Inc. •	7
23	Computer Services, Inc.	587
5	CSG Systems International, Inc. •	67
39	DealerTrack Holdings, Inc. •	594
3	Fair Isaac, Inc.	43
3	Global Cash Access, Inc. •	18
4	Infospace, Inc. •	27
3	Internap Network Services Corp. •	9
4	JDA Software Group, Inc. •	58
2	Limelight Networks, Inc. •	8
—	MAXIMUS, Inc.	16
47	MSC.Software Corp. •	289
2	Ness Technologies, Inc. •	8
8	OpenTV Corp. •	12
1	Parametric Technology Corp. •	14
—	Perficient, Inc. •	1
7	Perot Systems Corp. Class A •	100
3	Progress Software Corp. •	63
6	Quest Software, Inc. •	93
The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 95.2% - (continued)
	Software & Services - 8.0% - (continued)
—	Rackspace Hosting, Inc. •	$2
14	Solera Holdings, Inc. •	308
3	Sybase, Inc. •	111
52	Syntel, Inc.	1,433
20	Tibco Software, Inc. •	129
157	Unisys Corp. •	191
5	United Online, Inc. •	26
109	VeriFone Holdings, Inc. •	815
1	Vignette Corp. •	5
1	Websense, Inc. •	16
2	Wright Express Corp. •	37

		5,527

	Technology Hardware & Equipment - 4.3%
44	3Com Corp. •	179
1	Adaptec, Inc. •	3
1	ADTRAN, Inc.	23
1	Anaren Microwave, Inc. •	8
10	Arris Group, Inc. •	111
40	Avid Technology, Inc. •	438
3	Avocent Corp. •	45
11	Benchmark Electronics, Inc. •	129
2	Black Box Corp.	54
1	Cogent, Inc. •	12
4	Coherent, Inc. •	82
3	CTS Corp.	18
—	Digi International, Inc. •	4
41	Electronics for Imaging, Inc. •	402
—	EMS Technologies, Inc. •	6
1	Emulex Corp.•	8
2	Harmonic, Inc. •	12
8	Harris Stratex Networks Class A •	31
1	Hutchinson Technology, Inc. •	3
1	Hypercom Corp. •	1
6	Insight Enterprises, Inc. •	35
47	Jabil Circuit, Inc.	377
6	Methode Electronics, Inc.	37
—	MTS Systems Corp.	4
2	Netgear, Inc. •	38
9	PC-Tel, Inc.	42
23	Plexus Corp. •	510
2	Polycom, Inc. •	41
2	Quantum Corp. •	2
1	Rackable Systems, Inc. •	2
—	Rimage Corp. •	4
4	Rogers Corp. •	89
58	Sanmina-Sci Corp. •	32
1	Scansource, Inc. •	22
2	Symmetricom, Inc. •	7
3	SYNNEX Corp. •	69
6	Tekelec •	88
1	TTM Technologies, Inc. •	6

		2,974

	Telecommunication Services - 1.5%
14	Cincinnati Bell, Inc. •	38
58	General Communication, Inc. Class A •	444
2	Global Crossing Ltd •	16
17	iPCS, Inc. •	247
2	Premiere Global Services, Inc. •	25
—	Shenandoah Telecommunications Co.	4
3	Syniverse Holdings, Inc. •	42
9	TW Telecom, Inc. •	82
9	USA Mobility, Inc.	99

		997

	Transportation - 3.7%
3	Alaska Air Group, Inc. •	45
2	Arkansas Best Corp.	41
2	Atlas Air Worldwide Holdings, Inc. •	40
1	Celadon Group, Inc. •	7
24	Forward Air Corp.	392
—	Genesee & Wyoming, Inc. Class A •	9
4	Hawaiian Holdings, Inc. •	19
3	Heartland Express, Inc. •	40
9	JetBlue Airways Corp. •	46
44	Landstar System, Inc.	1,570
1	Marten Transport Ltd. •	29
6	Pacer International, Inc.	23
1	Republic Airways Holdings, Inc. •	9
4	Saia, Inc. •	59
8	SkyWest, Inc.	93
—	UAL Corp. •	1
5	US Airways Group, Inc. •	18
6	Werner Enterprises, Inc.	93
2	YRC Worldwide, Inc. •	6

		2,540

	Utilities - 2.4%
—	American States Water	10
8	Avista Corp.	117
1	California Water Service Group	56
1	CH Energy Group	22
1	Chesapeake Utilities Corp.	33
1	Cleco Corp.	27
29	El Paso Electric Co. •	402
2	Empire District Electric Co.	24
4	IDACORP, Inc.	107
1	Laclede Group, Inc.	21
—	MGE Energy, Inc.	12
—	New Jersey Resources Corp.	7
—	Nicor, Inc.	7
3	Northwest Natural Gas Co.	104
5	NorthWestern Corp.	105
1	Piedmont Natural Gas	27
8	Portland General Electric Co.	141
2	South Jersey Industries, Inc.	64
6	Southwest Gas Corp.	123
1	UIL Holdings Corp.	23
2	UniSource Energy Corp.	60
3	Westar Energy, Inc.	49
4	WGL Holdings, Inc.	125

		1,666

	Total common stocks (cost $89,415)	$65,584

The accompanying notes are an integral part of these financial statements.

9

The Hartford Select SmallCap Value Fund
Schedule of Investments — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
PREFERRED STOCKS - 0.3%
	Banks - 0.3%
—	East West Bancorp, Inc., 8.00%۞ ⌂		$217

	Total preferred stocks (cost $482)		$217

	Total long-term investments (cost $89,897)		$65,801

SHORT-TERM INVESTMENTS - 3.8%
	Investment Pools and Funds - 3.8%
868	Federated Investors Prime Obligations Fund		$868
1,731	State Street Bank Money Market Fund		1,731

			2,599

	Total short-term investments (cost $2,599)		$2,599

	Total investments (cost $92,496)▲	99.3%	$68,400

	Other assets and liabilities	0.7%	468

	Total net assets	100.0%	$68,868

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2009, the cost of securities for federal income tax purposes was $93,263 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$2,342
Unrealized Depreciation	(27,205)

Net Unrealized Depreciation	$(24,863)

•	Currently non-income producing.

۞	Convertible security.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period	Shares/
Acquired	Par	Security	Cost Basis

04/2008	–	East West Bancorp, Inc. , 8.00%	$482
08/2006 - 05/2007	35	Huttig Building Products, Inc.	200
The aggregate value of these securities at April 30, 2009 was $240 which represents 0.35% of total net assets.
Futures Contracts Outstanding at April 30, 2009

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)
Russell 2000 Mini	10	Long	Jun 2009	$57

*	The number of contracts does not omit 000’s. Cash of $40 was pledged as initial margin deposit for open futures contracts at April 30, 2009.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.
FAS 157 Disclosure of Investment Valuation Hierarchy Levels

Assets:
Investment in securities — Level 1	$68,183
Investment in securities — Level 2	217

Total	$68,400

Other financial instruments — Level 1 *	$57

Total	$57

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.
The accompanying notes are an integral part of these financial statements.

10

The Hartford Select SmallCap Value Fund
Statement of Assets and Liabilities
April 30, 2009 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at fair value (cost $92,496)	$68,400
Cash	46 *
Receivables:
Investment securities sold	1,746
Fund shares sold	16
Dividends and interest	69
Variation margin	3
Other assets	24

Total assets	70,304

Liabilities:
Payables:
Investment securities purchased	1,400
Investment management fees	11
Distribution fees	1
Variation margin	5
Accrued expenses	19

Total liabilities	1,436

Net assets	$68,868

Summary of Net Assets:
Capital stock and paid-in-capital	116,486
Accumulated undistributed net investment income	196
Accumulated net realized loss on investments	(23,775)
Unrealized depreciation of investments	(24,039)

Net assets	$68,868

Shares authorized	800,000

Par value	$0.001

Class A: Net asset value per share/Maximum offering price per share	$6.63/$7.01

Shares outstanding	2,106

Net assets	$13,976

Class B: Net asset value per share	$6.58

Shares outstanding	70

Net assets	$462

Class C: Net asset value per share	$6.60

Shares outstanding	100

Net assets	$660

Class Y: Net asset value per share	$6.63

Shares outstanding	8,110

Net assets	$53,770

*	Cash of $40 was designated to cover open futures contracts.
The accompanying notes are an integral part of these financial statements.

11

The Hartford Select SmallCap Value Fund
Statement of Operations
For the Six Month Period Ended April 30, 2009 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$818
Interest	12
Less: Foreign tax withheld	—

Total investment income	830

Expenses:
Investment management fees	321
Transfer agent fees	11
Distribution fees
Class A	15
Class B	2
Class C	3
Custodian fees	6
Accounting services	4
Registration and filing fees	17
Board of Directors’ fees	1
Audit fees	4
Other expenses	18

Total expenses (before waivers and fees paid indirectly)	402
Expense waivers	(2)
Transfer agent fee waivers	(1)
Custodian fee offset	—

Total waivers and fees paid indirectly	(3)

Total expenses, net	399

Net investment income	431

Net Realized Loss on Investments and Other Financial Instruments:
Net realized loss on investments in securities	(11,064)
Net realized loss on futures	(208)

Net Realized Loss on Investments and Other Financial Instruments	(11,272)

Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments:
Net unrealized appreciation of investments	3,018
Net unrealized appreciation of futures	210

Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments	3,228

Net Loss on Investments and Other Finanical Instruments	(8,044)

Net Decrease in Net Assets Resulting from Operations	$(7,613)

The accompanying notes are an integral part of these financial statements.

12

The Hartford Select SmallCap Value Fund
Statement of Changes in Net Assets
(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2009	Year Ended
	(Unaudited)	October 31, 2008
Operations:
Net investment income	$431	$1,103
Net realized loss on investments and other financial instruments	(11,272)	(12,620)
Net unrealized appreciation (depreciation) of investments and other financial instruments	3,228	(27,686)

Net decrease in net assets resulting from operations	(7,613)	(39,203)

Distributions to Shareholders:
From net investment income
Class A	(150)	(105)
Class B	(1)	—
Class C	(1)	—
Class Y	(888)	(775)
From net realized gain on investments
Class A	—	(1,215)
Class B	—	(38)
Class C	—	(49)
Class Y	—	(6,095)

Total distributions	(1,040)	(8,277)

Capital Share Transactions:
Class A	977	2,992
Class B	36	134
Class C	46	330
Class Y	(2,825)	11,680

Net increase (decrease) from capital share transactions	(1,766)	15,136

Net decrease in net assets	(10,419)	(32,344)
Net Assets:
Beginning of period	79,287	111,631

End of period	$68,868	$79,287

Accumulated undistributed net investment income	$196	$805

The accompanying notes are an integral part of these financial statements.

13

The Hartford Select SmallCap Value Fund
Notes to Financial Statements
April 30, 2009 (Unaudited)
(000’s Omitted)
1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-two portfolios. Financial statements for The Hartford Select SmallCap Value Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares are sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and except that Class B shares automatically convert to Class A shares after 8 years.

Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments will be allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). After the Close Date, existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.
2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).
a)	Security Transactions and Investment Income — Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)	Security Valuation — The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary markets, but before the close of the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market

14

closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, ADR’s, exchange traded funds (“ETF’s”)) after the close of the foreign markets but before the close of the Exchange. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange traded equity securities shall be valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time. If it is not possible to determine the last reported sale price or official closing price on the relevant exchange or market at the Valuation Time, the value of the security shall be taken to be the most recent mean between bid and asked prices on such exchange or market at the Valuation Time.

Options contracts on securities, currencies, indexes, futures contracts, commodities and other instruments shall be valued at their most recent sales price at the Valuation Time on the Primary Market on which the instrument is primarily traded. If the instrument did not trade on the Primary Market, it may be valued at the most recent sales price at the Valuation Time on another exchange or market where it did trade.

Futures contracts are valued at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively. If a settlement price is not available, futures contracts will be valued at the most recent trade price as of the Valuation Time. If there were no trades, the contract shall be valued at the mean of the closing bid/ask prices as of the Valuation Time.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the valuation date.

c)	Indexed Securities — The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund uses these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund had no investments in indexed securities as of April 30, 2009.

15

The Hartford Select SmallCap Value Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
d)	Fund Share Valuation and Dividend Distributions to Shareholders — Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income are declared and paid annually. Dividends are paid on shares beginning on the business day after the day when the funds used to purchase the shares are collected by the transfer agent for the Fund. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences include but are not limited to foreign currency gains and losses, losses deferred due to wash sales adjustments, adjustments related to Passive Foreign Investment Companies and certain derivatives, and excise tax regulations. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

e)	Illiquid and Restricted Securities — The Fund is permitted to invest up to 15% of its net assets in illiquid securities. “Illiquid Securities” are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund, as shown in the Schedule of Investments, had illiquid or restricted securities as of April 30, 2009.

f)	Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

g)	Financial Accounting Standards Board Financial Accounting Standards No. 157 — Effective November 1, 2008, the Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. Fair value is defined under FAS 157 as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Under FAS 157, a fair value measurement should reflect all of the assumptions that market participants would use in pricing the asset or liability, including assumptions about the risk inherent in a particular valuation technique, the effect of a restriction on the sale or use of an asset, and the risk of nonperformance.

16

Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized, per FAS 157, into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 — Quoted prices in active markets for identical securities. Level 1 includes exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•	Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 includes debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services and foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•	Level 3 — Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes and require significant management judgment or estimation. This category includes broker quoted securities, long dated OTC options and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a good representation of exit price.
Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

FAS 157 also requires that a roll forward reconciliation be shown for all Level 3 securities from the beginning of the reporting period to the end of the reporting period. Part of this reconciliation includes transfers in and/or out of Level 3. For purposes of this reconciliation, transfers in are shown at the end of period fair value and transfers out are shown at the beginning of period fair value. During the six-month period ended April 30, 2009, the Fund held no Level 3 securities.

Refer to the valuation hierarchy levels summary found following the Schedule of Investments.

FASB Staff Position No. 157-4 — In April 2009, FASB released FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP FAS 157-4”). FSP FAS 157-4 provides additional guidance on determining whether a market for a financial asset is not active and a transaction is not distressed when measuring fair value under FAS 157. The FSP also requires additional disclosure detail on debt and equity securities by major investment categories. FSP FAS 157-4 is effective for interim and annual periods ending after June 15, 2009. At this time, management is evaluating the implications of FSP FAS 157-4 and does not believe it will impact valuation but will require additional disclosure. This additional disclosure has not yet been implemented.

h)	Financial Accounting Standards Board Financial Accounting Standards No. 161 — In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires companies to disclose information detailing the objectives and strategies for using derivative instruments, the level of derivative activity entered into by the company and any credit risk-related contingent features of the agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and has not yet implemented the new disclosure standard.

i)	Indemnifications: Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The

17

The Hartford Select SmallCap Value Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
3.	Futures and Options:
Futures and Options Transactions — The Fund may invest in futures and options contracts in order to gain exposure to or protect against changes in the market. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. When the Fund enters into such futures contracts, it is required to deposit with a futures commission merchant an amount of “initial margin” of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called variation margin, to and from the broker, are made on a daily basis as the price of the underlying security fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Fund.

At any time prior to the expiration of the futures contract, the Fund may close the position by taking an opposite position, which would effectively terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a gain or loss.

The use of futures contracts involves elements of market risk, which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contracts may decrease the effectiveness of the Fund’s strategy and potentially result in loss. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of April 30, 2009.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period.

The Fund may write (sell) covered options. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase or sell the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option securities or currencies. The Fund receives a premium for writing a call or put option, which is recorded on the Fund’s Statement of Assets and Liabilities and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options. There is a risk of loss from a change in the value of such options, which may exceed the related premiums received. As of April 30, 2009, there were no outstanding written options contracts.
4.	Federal Income Taxes:
a)	Federal Income Taxes — For federal income tax purposes, the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and the Fund intends to distribute substantially all of its income and gains during the calendar year ending December 31, 2009. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

18

b)	The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2008	October 31, 2007
Ordinary Income	$7,663	$361
Long-Term Capital Gains *	614	12

*	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC code Sec. 852(b)(3)(C).
As of October 31, 2008, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$805
Accumulated Capital Losses*	$(11,889)
Unrealized Depreciation†	$(27,881)

Total Accumulated Deficit	$(38,965)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable to the tax deferral of wash sales losses, the mark-to-market adjustment for certain derivatives in accordance with IRC Sec. 1256, the mark to market for Passive Foreign Investment Companies and basis differences in real estate investment trusts.
c)	Reclassification of Capital Accounts — In accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Fund has recorded reclassifications in its capital accounts. These reclassifications had no impact on the NAV of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. As of October 31, 2008, the Fund recorded reclassifications to decrease undistributed net investment income by $106 and increase accumulated net realized gain by $106.

d)	Capital Loss Carryforward — At October 31, 2008 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year	Amount
2016	$11,889

Total	$11,889

e)	Financial Accounting Standards Board Interpretation No. 48 — On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. The Fund adopted FIN 48 for fiscal years beginning after December 15, 2006. Management has evaluated the implications of FIN 48 for all open tax years (tax years ended October 31, 2006 — 2008) and has determined there is no impact to the Fund’s financial statements.

19

The Hartford Select SmallCap Value Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
5.	Expenses:
a)	Investment Management Agreements — Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with The Hartford Mutual Funds, Inc. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Kayne Anderson Rudnick Investment Management, LLC (“KAR”), Metropolitan West Capital Management, LLC (“MetWest Capital”) and SSgA Funds Management, Inc. (“SSgA FM”) for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate KAR, MetWest Capital and SSgA FM.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the six-month period ended April 30, 2009; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	1.0000%
On next $500 million	0.9500%
On next $4 billion	0.9000%
On next $5 billion	0.8975%
Over $10 billion	0.8950%
b)	Accounting Services Agreement — Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting service fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%
c)	Operating Expenses — Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the six-month period ended April 30, 2009, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class Y
1.60%	2.35%	2.35%	1.20%

20

d)	Fees Paid Indirectly — The Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the six-month period ended April 30, 2009, this amount is included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Annualized
	Six-Month
	Period	Year Ended	Year Ended	Year Ended
	Ended April	October 31,	October 31,	October 31,
	30, 2009	2008	2007	2006
Class A Shares	1.52%	1.41%	1.40%	1.60	%*
Class B Shares	2.00	2.24	2.35	2.35	†
Class C Shares	2.05	2.26	2.32	2.35	‡
Class Y Shares	1.16	1.10	1.13	1.20	§

*	From July 31, 2006 (commencement of operations), through October 31, 2006

†	From July 31, 2006 (commencement of operations), through October 31, 2006

‡	From July 31, 2006 (commencement of operations), through October 31, 2006

§	From July 31, 2006 (commencement of operations), through October 31, 2006
e)	Distribution and Service Plan for Class A, B and C Shares — HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2009, HIFSCO received front-end load sales charges of $15 and contingent deferred sales charges of $1 from the Fund.

The Fund has adopted Distribution and Service Plans in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B and C shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Funds provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of only up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the Distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2009, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $3. These commissions are in turn paid to sales representatives of the broker/dealers.

21

The Hartford Select SmallCap Value Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
f)	Other Related Party Transactions — Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2009, a portion of the Fund’s chief compliance officer’s salary was paid by the Fund in an amount, which rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO was compensated $10 for providing such services. These fees are accrued daily and paid monthly.
6.	Affiliate Holdings:

As of April 30, 2009, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class A	1,574
Class B	27
Class C	27
7.	Investment Transactions:

For the six-month period ended April 30, 2009, the Fund’s aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$15,354
Sales Proceeds Excluding U.S. Government Obligations	17,527
8.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2009 and the year ended October 31, 2008:

	For the Six-Month Period Ended April 30, 2009					For the Year Ended October 31, 2008
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	262	23	(123)	—	162	293	127	(97)	—	323
Amount	$1,558	$155	$(736)	$—	$977	$2,539	$1,316	$(863)	$—	$2,992
Class B
Shares	13	—	(8)	—	5	19	4	(8)	—	15
Amount	$78	$1	$(43)	$—	$36	$175	$36	$(77)	$—	$134
Class C
Shares	19	—	(13)	—	6	67	5	(42)	—	30
Amount	$124	$1	$(79)	$—	$46	$610	$49	$(329)	$—	$330
Class Y
Shares	137	137	(734)	—	(460)	1,452	663	(1,273)	—	842
Amount	$757	$888	$(4,470)	$—	$(2,825)	$14,128	$6,870	$(9,318)	$—	$11,680
The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued and Class B shares redeemed) for the six-month period ended April 30, 2009 and the year ended October 31, 2008:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2009	—	$1
For the Year Ended October 31, 2008	1	$9

22

9.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. During the six-month period ended April 30, 2009, the Fund did not have any borrowings under this facility.

10.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

23

The Hartford Select SmallCap Value Fund
Financial Highlights — (Unaudited)

	- Selected Per-Share Data - (a)									- Ratios and Supplemental Data -
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
															Net Assets		Net Assets		Net Assets
															Before		After		After
				Net											Waivers		Waivers		Waivers
				Realized											and		and		and		Ratio of
				and Un-			Distrib-			Net					Reimburse-		Reimburse-		Reimburse-		Net
		Net	Pay-	realized		Dividends	utions			Increase	Net			Net	ments and		ments and		ments and		Invest-		Port-
	Net Asset	Invest-	ments	Gain		from Net	from	Distri-		(Decrease)	Asset			Assets at	Including		Including		Excluding		ment		folio
	Value at	ment	from	(Loss) on	Total from	Invest-	Realized	butions	Total	in Net	Value at			End of	Expenses		Expenses		Expenses		Income to		Turn-
	Beginning	Income	(to)	Invest-	Investment	ment	Capital	from	Distri-	Asset	End of	Total		Period	not Subject		not Subject		not Subject		Average		over
Class	of Period	(Loss)	Affiliate	ments	Operations	Income	Gains	Capital	butions	Value	Period	Return(b)		(000’s)	to Cap(c)		to Cap(c)		to Cap(c)		Net Assets		Rate(d)
For the Six-Month Period Ended April 30, 2009 (Unaudited)
A	$7.42	$0.03	$—	$(0.74)	$(0.71)	$(0.08)	$—	$—	$(0.08)	$(0.79)	$6.63	(9.70	)%(e)	$13,976	1.52	%(f)	1.52	%(f)	1.52	%(f)	1.04	%(f)	24%
B	7.31	0.02	—	(0.73)	(0.71)	(0.02)	—	—	(0.02)	(0.73)	6.58	(9.81	) (e)	462	2.80	(f)	2.00	(f)	2.00	(f)	0.57	(f)	—
C	7.32	0.02	—	(0.73)	(0.71)	(0.01)	—	—	(0.01)	(0.72)	6.60	(9.82	) (e)	660	2.76	(f)	2.05	(f)	2.05	(f)	0.52	(f)	—
Y	7.43	0.04	—	(0.74)	(0.70)	(0.10)	—	—	(0.10)	(0.80)	6.63	(9.33	) (e)	53,770	1.16	(f)	1.16	(f)	1.16	(f)	1.43	(f)	—
For the Year Ended October 31, 2008
A	11.79	0.07	—	(3.63)	(3.56)	(0.06)	(0.75)	—	(0.81)	(4.37)	7.42	(32.15)		14,428	1.41		1.41		1.41		0.81		51
B	11.65	—	—	(3.59)	(3.59)	—	(0.75)	—	(0.75)	(4.34)	7.31	(32.69)		476	2.51		2.24		2.24		(0.02)		—
C	11.66	—	—	(3.59)	(3.59)	—	(0.75)	—	(0.75)	(4.34)	7.32	(32.66)		685	2.48		2.26		2.26		(0.04)		—
Y	11.80	0.10	—	(3.64)	(3.54)	(0.08)	(0.75)	—	(0.83)	(4.37)	7.43	(31.93)		63,698	1.10		1.10		1.10		1.11		—
For the Year Ended October 31, 2007
A	10.96	0.07	—	0.78	0.85	—	(0.02)	—	(0.02)	0.83	11.79	7.78		19,106	1.40		1.40		1.40		0.67		58
B	10.93	(0.02)	—	0.76	0.74	—	(0.02)	—	(0.02)	0.72	11.65	6.79		587	2.38		2.35		2.35		(0.25)		—
C	10.93	(0.02)	—	0.77	0.75	—	(0.02)	—	(0.02)	0.73	11.66	6.88		749	2.33		2.33		2.33		(0.27)		—
Y	10.97	0.10	—	0.78	0.88	(0.03)	(0.02)	—	(0.05)	0.83	11.80	8.09		91,189	1.13		1.13		1.13		0.97		—
From (commencement of operations) July 31, 2006, through October 31, 2006 (g)
A(h)	10.00	0.02	—	0.94	0.96	—	—	—	—	0.96	10.96	9.60	(e)	15,872	1.73	(f)	1.60	(f)	1.60	(f)	0.78	(f)	10
B(i)	10.00	—	—	0.93	0.93	—	—	—	—	0.93	10.93	9.30	(e)	308	2.53	(f)	2.35	(f)	2.35	(f)	0.03	(f)	—
C(j)	10.00	—	—	0.93	0.93	—	—	—	—	0.93	10.93	9.30	(e)	280	2.51	(f)	2.35	(f)	2.35	(f)	0.03	(f)	—
Y(k)	10.00	0.01	—	0.96	0.97	—	—	—	—	0.97	10.97	9.70	(e)	1,538	1.71	(f)	1.20	(f)	1.20	(f)	0.79	(f)	—

(a)	Information presented relates to a share outstanding throughout the indicated period.

(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	Not annualized.

(f)	Annualized.

(g)	Per share amounts have been calculated using average shares outstanding method.

(h)	Commenced operations on July 31, 2006.

(i)	Commenced operations on July 31, 2006.

(j)	Commenced operations on July 31, 2006.

(k)	Commenced operations on July 31, 2006.

24

The Hartford Select SmallCap Value Fund
Directors and Officers (Unaudited)
The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.
Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and three of the Fund’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which collectively consist of 100 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.
The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.
Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its officers or directors who are employed by The Hartford.
Non-Interested Directors
Lynn S. Birdsong* (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.

*	Prior to May 8, 2009, Mr. Birdsong held a beneficial ownership interest in the common stock of Wells Fargo & Company (“Wells Fargo”). On October 3, 2008, Wells Fargo agreed to acquire Wachovia Corporation, a majority shareholder of Metropolitan West Capital Management, LLC (“MetWest Capital”), a sub-adviser to The Hartford Select SmallCap Value Fund. On October 20, 2008, Wells Fargo purchased preferred stock of Wachovia Corporation with a voting interest greater than 25%. On December 31, 2008, the merger was completed. As a result of these transactions, Wells Fargo may be deemed to control MetWest Capital as of October 20, 2008. Because of his prior beneficial ownership interest in Wells Fargo common stock, Mr. Birdsong was not considered to be an independent director with respect to The Hartford Select SmallCap Value Fund from October 20, 2008 to May 8, 2009.
Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.
Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies.
Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is Chairman and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions. Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm, from August 2004 to August 2005. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).

25

The Hartford Select SmallCap Value Fund
Directors and Officers (Unaudited) — (continued)
William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.
Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.
Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.
Interested Directors and Officers
Thomas M. Marra* (1958) Director since 2002
Mr. Marra has served as President and Chief Operating Officer of The Hartford Financial Services Group, Inc. (“The Hartford”) since 2007. Mr. Marra currently serves as Director of Hartford Life, Inc. (“HL, Inc.”). Mr. Marra served as Chief Operating Officer of Hartford Life Insurance Company, Inc. (“Hartford Life”) (2000-2008), as President of Hartford Life (2002-2008) and as Director of Hartford Life’s Investment Products Division from 1998 to 2000.

*	On February 24, 2009, The Hartford and Mr. Marra determined to enter into a mutually agreed separation whereby Mr. Marra will retire, and his role as an executive officer and employee of The Hartford will terminate, effective July 3, 2009. Mr. Marra will resign his position as a Director of the Fund effective June 25, 2009.
Lowndes A. Smith (1939) Director since 2002, Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.
John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as Chief Executive Officer, President and Director of HL, Inc. Mr. Walters previously served as President of the U.S. Wealth Management Division of Hartford Life, Inc., as Co-Chief Operating Officer of Hartford Life Insurance Company (2007-2008) and as Executive Vice President and Director of its Investment Products Division (2000-2008). Mr. Walters also serves as Chairman of the Board, Chief Executive Officer, President and Director of Hartford Life Insurance Company and as Executive Vice President of The Hartford. In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”).

*	Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 — 2009).
Other Officers
Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 — 2009)) Mr. Arena serves as Executive Vice President of Hartford Life Insurance Company, (“Hartford Life”). Additionally, Mr. Arena is Director and Senior Vice President of Hartford Administrative Services Company, (“HASCO”), Manager, Chief Executive Officer and President of Hartford Investment Financial Services, LLC (“HIFSCO”) and HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division. Mr. Arena joined American Skandia in 1996.

26

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.
Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006 and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury, (the “Treasury”), from 2001 to 2006 where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network, (“FinCEN”) from 2005 — 2006.
Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life Insurance Company. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.
Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant General Counsel and Assistant Vice President of The Hartford and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, Assistant Vice President of Hartford Life, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.
Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life and as Director of its Investment Advisory Group in the Individual Markets Group segment. He also serves as Senior Vice President of HIFSCO and HL Advisors. Prior to joining The Hartford in 2004, Mr. Meyer was with MassMutual which he joined in 1987.
D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life where he serves as Director of mutual fund product management for The Hartford’s mutual funds and 529 college savings businesses. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.
Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 — 2007.
HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2008 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

27

The Hartford Select SmallCap Value Fund
Expense Example (Unaudited)
Your Fund’s Expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2008 through April 30, 2009.
Actual Expenses
The first column of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	October 31, 2008	Beginning	Ending Account	October 31,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2008 through	expense	1/2	full
	October 31, 2008	April 30, 2009	April 30, 2009	October 31, 2008	April 30, 2009	April 30, 2009	ratio	year	year
Class A	$1,000.00	$903.01	$7.17	$1,000.00	$1,017.25	$7.60	1.52%	181	365
Class B	$1,000.00	$901.93	$9.43	$1,000.00	$1,014.87	$9.99	2.00	181	365
Class C	$1,000.00	$901.75	$9.66	$1,000.00	$1,014.62	$10.24	2.05	181	365
Class Y	$1,000.00	$906.66	$5.48	$1,000.00	$1,019.04	$5.80	1.16	181	365

28

The Hartford Select SmallCap Value Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)
On October 3, 2008, Wachovia Corporation (“Wachovia”), the indirect parent company of Metropolitan West Capital Management, LLC (“MetWest Capital”) and Wells Fargo & Company (“Wells Fargo”) announced that Wells Fargo had agreed to purchase Wachovia. MetWest Capital is a sub-adviser to The Hartford Select SmallCap Value Fund (the “Fund”). Wachovia and Wells Fargo entered into an Agreement and Plan of Merger on October 3, 2008 that provides for Wachovia to merge into Wells Fargo, with Wells Fargo as the surviving corporation (the “Merger”). In connection with the Merger, Wachovia and Wells Fargo entered into a Share Exchange Agreement on October 3, 2008. Under the Share Exchange Agreement, Wachovia agreed to issue preferred shares to Wells Fargo representing a 39.9% voting interest in Wachovia. Wachovia issued the preferred shares to Wells Fargo after the close of business on October 20, 2008.
Due to its ownership of preferred shares, Wells Fargo may be deemed to control MetWest Capital. If Wells Fargo is deemed to control MetWest Capital, then the existing investment sub-advisory agreement between Hartford Investment Financial Services, LLC (“HIFSCO”) and MetWest Capital (the “Original Agreement”) with respect to the Fund would have terminated automatically in connection with the issuance of preferred shares. To address this possibility, at a special telephonic meeting held on October 20, 2008, the Board of Directors (the “Board”), including each of the Independent Directors, unanimously voted to terminate the Original Agreement and approve an interim investment sub-advisory agreement between HIFSCO and MetWest Capital (the “Interim Agreement”) with respect to the Fund in reliance on Rule 15a-4 under the Investment Company Act of 1940, as amended. The Interim Agreement became effective upon the issuance of the preferred shares and was in effect until the Board formally approved a new investment sub-advisory agreement at an in-person meeting held on November 6, 2008 (the “New Agreement”).
In approving both the Interim Agreement and the New Agreement, the Board relied on information previously provided by HIFSCO and MetWest Capital in connection with the annual contract review on August 5-6, 2008, and the information provided to the Board at the October 20, 2008 and November 6, 2008 meetings, including information relating to the nature, extent, and quality of the services to be provided by HIFSCO and MetWest Capital; the investment performance of the Fund and MetWest Capital; the costs of the services to be provided and profitability of HIFSCO and MetWest Capital; comparisons of fees and services provided by HIFSCO and MetWest Capital; and the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors. The Board noted that the Interim Agreement and the New Agreement were substantially identical to the Original Agreement, including in each case with respect to fees payable to MetWest Capital. In addition, at the October 20, 2008 and November 6, 2008 meetings, the Board received information concerning both the issuance of the preferred shares and the Merger. In this regard, the Board noted the assurances by MetWest Capital to HIFSCO that neither the issuance of preferred shares nor the Merger would affect the day-to-day management of the Fund or the personnel responsible for the management of the Fund, and that the sub-advisory services provided by MetWest Capital will not change in any material way as a result of the change of control.
Based on these considerations, the Board concluded that it is in the best interests of the Fund and its shareholders to approve the Interim Agreement and the New Agreement. The Board based its decisions to approve the Interim Agreement and the New Agreement on the totality of the circumstances and other relevant factors. In connection with their deliberations, the Independent Directors were advised by independent legal counsel, and considered their responsibilities under relevant laws and regulations.

29

The Hartford Short Duration Fund

The Hartford Short Duration Fund
(subadvised by Hartford Investment Management Company)
Performance Overview(1) 10/31/02 — 4/30/09
Growth of a $10,000 investment in Class A which includes Sales Charge
Barclays Capital 1-3 Year U.S. Government/Credit Index is an unmanaged index comprised of the U.S. Government/Credit component of the U.S. Aggregate Index. The 1-3 Year Government/Credit Index includes securities in the 1-3 year maturity range in the Government/Credit Index.
You cannot invest directly in an index.
Investment objective — Seeks to provide a high level of income.
Average Annual Total Returns(2,3) (as of 4/30/09)

	Inception	1	5	Since
	Date	Year	Year	Inception

Short Duration A#	10/31/02	-0.98%	1.65%	2.12%
Short Duration A##	10/31/02	-3.95%	1.03%	1.64%
Short Duration B#	10/31/02	-1.72%	0.89%	1.37%
Short Duration B##	10/31/02	-6.50%	0.54%	1.37%
Short Duration C#	10/31/02	-1.72%	0.91%	1.39%
Short Duration C##	10/31/02	-2.67%	0.91%	1.39%
Short Duration Y#	11/28/03	-0.65%	1.92%	2.00%

#	Without sales charge

##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(3)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2009, which excludes investment transactions as of this date.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Portfolio Managers
Robert Crusha, CFA	Brian Dirgins, CFA
Vice President	Senior Vice President
How did the Fund perform?
The Class A shares of The Hartford Short Duration Fund returned 0.94%, before sales charge, for the six-month period ended April 30, 2009, versus the 4.65% return of its benchmark, the Barclays Capital 1-3 Year U.S. Government/Credit Index, and the 0.76% average return of the Lipper Short Investment Grade Debt Funds category, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
The primary drivers of the Fund’s underperformance, relative (i.e. performance of the Fund as measured against the benchmark) to the benchmark, were duration (a measure of interest-rate sensitivity) positioning and sector allocations. The duration of the Fund was shorter than the benchmark, and declines in the yields of the 2 year Treasury and the 5 year Treasury negatively impacted performance over the period.
Out of benchmark sector allocations to asset backed securities (ABS) and commercial mortgage backed securities (CMBS) were a drag on returns for the period as investors grew more pessimistic regarding the outlook for the consumer. Concerns regarding commercial property valuations also drove spread in these sectors wider (i.e. short and long term interest rates farther apart). The ongoing concerns regarding the outlook for the global economy also weighed heavily on spread sectors in general. However, in the latter part of the period the CMBS position recovered somewhat and we began to see some improvement in performance.
A significant overweight (i.e. the Fund’s sector position was greater than the benchmark position) to investment grade corporates was additive to performance relative to the benchmark for the period. Although an underweight (i.e. the Fund’s sector position was less than the benchmark position) to U.S. agencies

2

detracted from performance, this was more than offset by the aforementioned allocation to investment grade corporates. Our underweight to U.S. treasuries also added to performance.
Our positions in ABS, investment grade corporates and CMBS remain the primary drivers of portfolio yield. The underweight to U.S. treasuries and agencies in favor of the aforementioned sectors, have resulted in significant enhanced yield relative to the benchmark.
What is the outlook?
We will continue to actively manage the interest rate duration of the Fund in line with market pricing as the market begins to look for further signs of life in the economy. It will be paramount that we look for signals from the Federal Open Market Committee (The Fed) as to the timing of future increases in interest rates though it is clear that this will not occur until the Fed is comfortable that any economic recovery is truly sustainable. With respect to the individual sectors, we will continue to be judicious in adding further to risk. We believe that the Investment Grade Sector provides good relative value and we expect to continue to add, selectively, to this sector. Our focus will remain on those issuers whose balance sheets and cash flow best protect bondholder interest. Diversification will also remain an important theme.
Distribution by Credit Quality
as of April 30, 2009

Percentage of
Long Term
Rating	Holdings
AAA	31.4%
AA	15.5
A	28.8
BBB	22.6
BB	0.7
B	0.3
CCC	0.4
Not Rated	0.3

Total	100.0%

Diversification by Industry
as of April 30, 2009

Percentage of
Industry	Net Assets
Basic Materials	1.9%
Capital Goods	2.5
Consumer Cyclical	2.0
Consumer Staples	3.2
Energy	3.5
Finance	47.8
Foreign Governments	0.5
Health Care	5.2
Services	4.2
Technology	8.3
Transportation	1.5
U.S. Government Agencies	3.4
U.S. Government Securities	7.6
Utilities	0.8
Short-Term Investments	6.8
Other Assets and Liabilities	0.8

Total	100.0%

3

The Hartford Short Duration Fund
Schedule of Investments
April 30, 2009 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 26.5%
	Finance - 26.5%
	American Express Credit Account Master Trust
$32	0.95%, 02/15/2012 ■Δ	$31
	AmeriCredit Automobile Receivables Trust
829	4.47%, 01/12/2012	832
600	5.04%, 05/06/2011	584
210	5.21%, 10/06/2011 ⌂	208
575	5.42%, 08/08/2011	565
	Banc of America Securities Automotive Trust
1,500	4.49%, 02/18/2013 ⌂	1,478
	Bayview Commercial Asset Trust
363	1.44%, 01/25/2035 ⌂Δ	178
6,021	7.00%, 07/25/2037 ⌂►	331
10,963	7.18%, 01/25/2037 ⌂►†	926
10,106	7.50%, 09/25/2037 ⌂►	899
	Bayview Financial Acquisition Trust
987	4.91%, 02/25/2033 ⌂	925
2,000	5.64%, 11/28/2036 ⌂	730
	Bear Stearns Asset Backed Securities, Inc.
622	5.16%, 09/25/2033 ⌂	354
	Bear Stearns Commercial Mortgage Securities, Inc.
18,959	4.12%, 11/11/2041 ⌂►	340
48,676	4.65%, 02/11/2041 ⌂►	361
105,630	6.25%, 12/11/2040 ⌂►	265
	Capital Automotive Receivables Asset Trust
800	5.55%, 01/18/2011	777
200	5.77%, 05/20/2010 ⌂	197
225	6.15%, 04/20/2011 ⌂	219
1,000	6.35%, 03/17/2014 ⌂	657
	Capital One Multi-Asset Execution Trust
1,000	1.75%, 03/15/2013 Δ	989
	Capital One Prime Automotive Receivables Trust
1,000	5.68%, 06/10/2011 ⌂	618
	Carmax Automotive Owner Trust
1,000	6.12%, 07/15/2013 ⌂	738
	CBA Commercial Small Balance Commercial Mortgage
18,977	5.69%, 12/25/2036 ⌂►†	741
18,476	7.00%, 07/25/2035 - 06/25/2038 ⌂►†	1,231
10,027	9.75%, 01/25/2039 ⌂ ►	1,003
	Chase Commercial Mortgage Securities Corp.
2,105	7.63%, 07/15/2032 Δ	2,146
	Citibank Credit Card Issuance Trust
2,000	0.70%, 01/09/2012 Δ	1,844
	Citicorp Residential Mortgage Securities
100	6.27%, 06/25/2037 Δ	70
	CNH Equipment Trust
750	4.93%, 12/17/2012 ⌂	656
	Commercial Mortgage Pass-Through Certificates
1,500	1.01%, 12/15/2020 ⌂Δ	226
2,352	3.59%, 03/10/2039 ⌂►	33
	Countrywide Asset-Backed Certificates
1,500	5.57%, 11/25/2035 †	377
1,000	5.71%, 11/25/2035	145
	CS First Boston Mortgage Securities Corp.
9,826	4.17%, 07/15/2036 ⌂►	127
	DaimlerChrysler Automotive Trust
800	4.48%, 08/08/2014	636
800	5.14%, 09/08/2012	756
	Equity One ABS, Inc.
20	2.94%, 07/25/2034 ⌂Δ	1
	Ford Credit Automotive Owner Trust
657	5.07%, 12/15/2010	663
2,924	5.29%, 04/15/2011 ⌂	2,863
750	5.48%, 09/15/2011 ⌂	727
500	5.68%, 06/15/2012 ⌂	396
1,000	5.69%, 11/15/2012 ⌂	777
	GE Capital Commercial Mortgage Corp.
6,573	3.76%, 03/10/2040 ■►	71
	GMAC Mortgage Corp. Loan Trust
954	4.59%, 04/25/2033 ⌂	670
195	5.12%, 04/25/2033 ⌂	78
715	5.75%, 10/25/2036 ⌂	413
	Goldman Sachs Automotive Loan Trust
4	4.98%, 11/15/2013 ⌂	3
	Goldman Sachs Mortgage Securities Corp. II
1,748	4.32%, 10/10/2028	1,735
14,833	4.38%, 08/10/2038 ⌂►	92
	Green Tree Financial Corp.
3	7.30%, 01/15/2026	3
	Hasco NIM Trust
35	6.25%, 12/26/2035 ⌂•	—
	Hyundai Automotive Receivables Trust
224	4.45%, 02/15/2012 ⌂	223
	JP Morgan Chase Commercial Mortgage Securities Corp.
1,181	1.20%, 02/15/2020 ⌂Δ	293
2,000	3.84%, 01/12/2039	1,827
11,463	4.65%, 10/15/2037 ■►	99
32,691	4.82%, 08/12/2037 ►	75
939	5.34%, 05/12/2045	935
	LaSalle Commercial Mortgage Securities
15,983	6.20%, 09/20/2043 ⌂►	280
	LB-UBS Commercial Mortgage Trust
79	3.63%, 10/15/2029	79
1,419	4.25%, 12/15/2036 ■►	16
	Lehman Brothers Small Balance Commercial
1,014	6.77%, 09/27/2036 ⌂†	234
	Long Beach Asset Holdings Corp.
180	5.78%, 04/25/2046 ⌂•	—
	Marlin Leasing Receivables LLC
233	5.09%, 08/15/2012 ⌂	233
1,600	5.33%, 09/16/2013 ■	1,575
235	5.63%, 09/16/2013 ⌂	212
	MBNA Credit Card Master Note Trust
550	6.80%, 07/15/2014 ⌂	419
	Merrill Lynch Mortgage Trust
13,344	3.81%, 08/12/2039 ⌂►	215
16,394	3.96%, 10/12/2041 ⌂►	265
22,718	4.67%, 09/12/2042 ⌂►	150
1,470	5.53%, 05/12/2039 Δ	1,469
	Morgan Stanley Capital I
1	3.96%, 06/15/2040	1
	Morgan Stanley Dean Witter Capital I
79	5.38%, 01/15/2039	79
	Nationstar Home Equity Loan Trust
13	9.97%, 03/25/2037 ⌂Δ	—
	North Street Referenced Linked Notes
1,000	1.74%, 07/27/2010 ⌂Δ	500
500	2.09%, 04/28/2011 ⌂†Δ	234
The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount		Market Value ╪
	Ocwen Advance Receivables Backed Notes
1,500	5.34%, 11/24/2015 ⌂	960
	Renaissance Home Equity Loan Trust
675	7.00%, 09/25/2037 ⌂	31
405	7.50%, 04/25/2037 ⌂	16
108	9.79%, 04/25/2037 ⌂•	1
	Structured Asset Investment Loan Trust
254	3.06%, 11/25/2033 ⌂Δ	77
	Structured Asset Securities Corp.
450	2.94%, 02/25/2037 ⌂Δ	8
400	2.94%, 01/25/2037 ⌂†Δ	11
	Swift Master Automotive Receivables Trust
1,000	1.90%, 10/15/2012 ⌂Δ	400
	USAA Automotive Owner Trust
1,560	4.16%, 04/16/2012	1,582
860	5.07%, 06/15/2013	892
1,000	5.66%, 03/15/2013 ⌂	780
	Wachovia Automotive Loan Owner Trust
1,700	5.42%, 04/21/2014 ⌂	957
1,000	5.54%, 12/20/2012 ⌂	726
	Wachovia Bank Commercial Mortgage Trust
17	3.48%, 08/15/2041	17
	Washington Mutual Master Note Trust
1,500	0.83%, 10/15/2013 ⌂Δ	1,287
	Washington Mutual, Inc.
17,125	7.00%, 11/23/2043 ⌂►	497
	Wells Fargo Home Equity Trust
1,856	0.74%, 04/25/2034 Δ	946
	WFS Financial Owner Trust
1,091	4.76%, 05/17/2013 ⌂	806

		51,092

	Total asset & commercial mortgage backed securities (cost $67,296)	$51,092

CERTIFICATES OF DEPOSIT - 0.7%
	Finance - 0.7%
	Comerica Bank,
$1,350	0.53%, 8/7/2009Δ	$1,344

	Total certificates of deposit (cost $1,348,000)	$1,344

CORPORATE BONDS: INVESTMENT GRADE - 54.2%
	Basic Materials - 1.9%
	Alcan, Inc.
$750	6.45%, 03/15/2011	$730
	BHP Billiton Finance USA Ltd.
500	5.50%, 04/01/2014	527
	Xstrata Finance Dubai Ltd.
2,500	1.58%, 11/13/2009 ■Δ	2,453

		3,710

	Capital Goods - 2.5%
	Deere & Co.
534	7.85%, 05/15/2010	553
	Honeywell International, Inc.
1,092	4.25%, 03/01/2013	1,134
	Northrop Grumman Corp.
1,000	7.13%, 02/15/2011	1,064
	United Technologies Corp.
987	6.10%, 05/15/2012	1,054
	Xerox Corp.
1,000	7.13%, 06/15/2010	1,010

		4,815

	Consumer Cyclical - 2.0%
	DaimlerChrysler NA Holdings Corp.
600	5.88%, 03/15/2011	593
	Kroger Co.
750	7.25%, 06/01/2009	752
750	8.05%, 02/01/2010	774
	SABMiller plc
510	1.51%, 07/01/2009 ■Δ	510
	Safeway, Inc.
700	4.95%, 08/16/2010	717
500	7.50%, 09/15/2009	509

		3,855

	Consumer Staples - 3.2%
	Altria Group, Inc.
500	7.75%, 02/06/2014	536
	Clorox Co.
1,000	6.13%, 02/01/2011	1,044
	Coca-Cola Co.
1,000	3.63%, 03/15/2014	1,021
	Diageo Capital plc
1,460	7.25%, 11/01/2009	1,486
	PepsiCo, Inc.
1,000	3.75%, 03/01/2014	1,020
	Unilever Capital Corp.
1,000	7.13%, 11/01/2010	1,074

		6,181

	Energy - 3.5%
	Anadarko Petroleum Corp.
500	1.72%, 09/15/2009 Δ	499
	Chevron Corp.
1,000	3.45%, 03/03/2012	1,029
	Devon Energy Corp.
1,100	6.88%, 09/30/2011	1,170
	Enterprise Products Operating L.P.
1,275	7.50%, 02/01/2011	1,310
	Hess Corp.
500	7.00%, 02/15/2014	542
	Marathon Oil Corp.
267	6.50%, 02/15/2014	277
	Shell International Finance B.V.
1,000	4.00%, 03/21/2014	1,031
500	5.63%, 06/27/2011	537
	Statoilhydro ASA
391	3.88%, 04/15/2014	396

		6,791

	Finance - 20.6%
	Aetna, Inc.
890	7.88%, 03/01/2011	942
	American Express Credit Corp.
1,700	0.53%, 11/09/2009 Δ	1,657
	BAE Systems Holdings, Inc.
1,000	6.40%, 12/15/2011 ■	1,053
	BB&T Corp.
500	5.70%, 04/30/2014	492
	Berkshire Hathaway Finance Corp.
1,000	4.00%, 04/15/2012 ■	1,016
	BP Capital Markets plc
1,000	3.13%, 03/10/2012	1,015
	Capital One Financial Corp.
1,000	1.57%, 09/10/2009 Δ	974
	Caterpillar Financial Services Corp.
900	1.34%, 08/20/2010 Δ	871
1,000	4.15%, 01/15/2010	1,014
	CIT Group, Inc.
750	1.36%, 08/17/2009 Δ	683
The accompanying notes are an integral part of these financial statements.

5

The Hartford Short Duration Fund
Schedule of Investments — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
	Countrywide Financial Corp.
2,000	1.68%, 05/07/2012 Δ	1,651
79	4.50%, 06/15/2010	76
162	5.80%, 06/07/2012	149
	Countrywide Home Loans, Inc.
98	4.00%, 03/22/2011	92
	Credit Suisse First Boston USA, Inc.
2,000	4.13%, 01/15/2010	2,019
	First Union National Bank Commercial Mortgage
1,500	7.80%, 08/18/2010	1,534
	FleetBoston Financial Corp.
1,500	7.38%, 12/01/2009	1,515
	General Electric Capital Corp.
1,500	6.13%, 02/22/2011	1,557
	Goldman Sachs Group, Inc.
200	1.31%, 12/23/2009 Δ	197
1,270	1.32%, 11/16/2009 Δ	1,253
500	1.70%, 03/15/2011	504
243	6.00%, 05/01/2014	243
	HSBC Bank USA
2,000	3.88%, 09/15/2009	1,982
	John Deere Capital Corp.
600	1.41%, 10/16/2009 Δ	599
	JP Morgan Chase & Co.
810	6.75%, 02/01/2011	840
	Key Bank NA
250	1.33%, 11/03/2009 Δ	247
	Merrill Lynch & Co., Inc.
2,000	1.33%, 03/23/2010 Δ	1,900
720	1.35%, 12/04/2009 Δ	698
	Morgan Stanley
1,200	0.59%, 05/07/2010 Δ	1,127
375	1.34%, 05/07/2010 Δ	352
	National City Bank of Ohio
1,000	1.21%, 01/21/2010 Δ	979
500	4.50%, 03/15/2010	501
	National Westminster Bank
1,130	7.38%, 10/01/2009	1,106
	Prudential Financial, Inc.
1,000	5.10%, 12/14/2011	874
	Sovereign Bancorp, Inc.
2,000	1.46%, 03/23/2010 Δ	1,859
	State Street Bank & Trust Co.
500	1.85%, 03/15/2011	502
	SunTrust Banks, Inc.
500	7.75%, 05/01/2010	505
	UnitedHealth Group, Inc.
1,000	1.41%, 06/21/2010 Δ	980
	Wellpoint, Inc.
500	4.25%, 12/15/2009	503
525	5.00%, 01/15/2011	532
	Wells Fargo & Co.
500	2.13%, 06/15/2012	504
2,673	7.55%, 06/21/2010	2,758

		39,855

	Foreign Governments - 0.5%
	Quebec (Province of)
1,000	6.13%, 01/22/2011	1,062

	Health Care - 5.2%
	AstraZeneca plc
1,000	5.40%, 09/15/2012	1,074
	Cardinal Health, Inc.
2,000	1.46%, 10/02/2009 Δ	1,970
	CVS Caremark Corp.
2,685	1.56%, 06/01/2010 Δ	2,634
	Eli Lilly & Co.
1,164	3.55%, 03/06/2012	1,195
	Pfizer, Inc.
1,000	4.45%, 03/15/2012	1,051
	Roche Holdings, Inc.
1,000	4.50%, 03/01/2012 ■	1,049
	Wyeth
1,000	6.95%, 03/15/2011	1,073

		10,046

	Services - 4.2%
	Allied Waste North America, Inc.
1,000	5.75%, 02/15/2011	1,005
	Comcast Corp.
1,490	1.44%, 07/14/2009 Δ	1,489
	Time Warner, Inc.
2,520	1.46%, 11/13/2009 Δ	2,503
	United Parcel Service, Inc.
1,000	3.88%, 04/01/2014	1,031
	Walt Disney Co.
1,120	1.19%, 07/16/2010 Δ	1,120
	Waste Management, Inc.
1,000	6.88%, 05/15/2009	1,001

		8,149

	Technology - 8.3%
	AT&T, Inc.
684	4.13%, 09/15/2009	691
1,000	5.88%, 02/01/2012	1,055
	Cisco Systems, Inc.
1,000	5.25%, 02/22/2011	1,063
	Comcast Cable Communications, Inc.
1,000	6.75%, 01/30/2011	1,053
	Deutsche Telekom International Finance B.V.
1,000	8.50%, 06/15/2010 Δ	1,051
	Embarq Corp.
1,000	6.74%, 06/01/2013	965
	France Telecom S.A.
1,000	7.75%, 03/01/2011 Δ	1,083
	IBM Corp.
1,000	4.95%, 03/22/2011	1,056
	Lockheed Martin Corp.
1,500	8.20%, 12/01/2009	1,530
	Oracle Corp.
1,000	5.00%, 01/15/2011	1,054
	Raytheon Co.
1,000	4.85%, 01/15/2011	1,034
	Telecom Italia Capital
750	4.00%, 01/15/2010	745
	Telefonica Europe B.V.
1,000	7.75%, 09/15/2010	1,050
	Verizon Wireless
1,500	5.25%, 02/01/2012 ■	1,553
	Vodafone Group plc
1,000	7.75%, 02/15/2010	1,037

		16,020

	Transportation - 1.5%
	Canadian National Railway Co.
1,379	4.25%, 08/01/2009	1,379
	Norfolk Southern Corp.
365	8.63%, 05/15/2010	381
The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount			Market Value ╪
	Union Pacific Corp.
500	6.65%, 01/15/2011		527
540	7.38%, 09/15/2009		549

			2,836

	Utilities - 0.8%
	Ohio Power Co.
1,500	1.35%, 04/05/2010 Δ		1,478

	Total corporate bonds: investment grade (cost $105,134)		$104,798

U.S. GOVERNMENT AGENCIES - 3.4%
	Federal Home Loan Mortgage Corporation - 1.3%
$2,500	6.00%, 09/15/2032		$2,553

	Federal National Mortgage Association - 1.2%
2,288	5.50%, 05/25/2014		2,357

	Government National Mortgage Association - 0.9%
1,610	6.50%, 05/16/2031		1,734

	Total U.S. government agencies (cost$6,490)		$6,644

U.S. GOVERNMENT SECURITIES - 7.6%
	U.S. Treasury Notes - 7.6%
$5,450	1.50%, 10/31/2010		$5,512
5,235	1.75%, 03/31/2014		5,176
317	1.88%, 02/28/2014		316
3,555	2.00%, 09/30/2010		3,622

			14,626

	Total U.S. government securities (cost $14,572)		$14,626

	Total long-term investments (cost $194,840)		$178,504

SHORT-TERM INVESTMENTS - 6.8%
	Consumer Cyclical - 0.5%
	Staples, Inc.
$851	0.83%, 5/27/2009		$850

	Repurchase Agreements - 6.3%
	BNP Paribas Securities Corp. Repurchase Agreement (maturing on 05/01/2009 in the amount of $9,571, collateralized by U.S. Treasury Bond 5.38%, 2031, value of $9,751)
$9,571	0.15%, 04/30/2009		$9,571
	UBS Securities, Inc. Repurchase Agreement (maturing on 05/01/2009 in the amount of $2,677, collateralized by U.S. Treasury Bond 7.50%, 2024, value of $2,738)
2,677	0.13%, 04/30/2009		2,677

			12,248

	Total short-term investments (cost $13,098)		$13,098

	Total investments (cost $207,938)▲	99.2%	$191,602
	Other assets and liabilities	0.8%	1,634

	Total net assets	100 .0%	$193,236

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 9.46% of total net assets at April 30, 2009.

▲	At April 30, 2009, the cost of securities for federal income tax purposes was $207,950 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$3,249
Unrealized Depreciation	(19,597)

Net Unrealized Depreciation	$(16,348)

†	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund’s Board of Directors at April 30, 2009, was $3,754, which represents 1.94% of total net assets.

•	Currently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2009.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at April 30, 2009, was $9,426, which represents 4.88% of total net assets.

►	The interest rates disclosed for interest only strips represent effective yields based upon estimated future cash flows at April 30, 2009.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period	Shares/
Acquired	Par	Security	Cost Basis

04/2008	$210	AmeriCredit Automobile Receivables Trust, 5.21%, 10/06/2011	$209
06/2005	$1,500	Banc of America Securities Automotive Trust, 4.49%, 02/18/2013	1,500
12/2004	$363	Bayview Commercial Asset Trust, 1.44%, 01/25/2035 - 144A	363
05/2007 - 02/2009	$6,021	Bayview Commercial Asset Trust, 7.00%, 07/25/2037 - 144A	846
12/2006	$10,963	Bayview Commercial Asset Trust, 7.18%, 01/25/2037 - 144A	1,085
08/2007	$10,106	Bayview Commercial Asset Trust, 7.50%, 09/25/2037 - 144A	1,394
11/2006	$987	Bayview Financial Acquisition Trust, 4.91%, 02/25/2033 - 144A	968
11/2006	$2,000	Bayview Financial Acquisition Trust, 5.64%, 11/28/2036	2,000
The accompanying notes are an integral part of these financial statements.

7

The Hartford Short Duration Fund
Schedule of Investments — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)

Period	Shares/
Acquired	Par	Security	Cost Basis

08/2006	$622	Bear Stearns Asset Backed Securities, Inc., 5.16%, 09/25/2033	610
12/2004	$18,959	Bear Stearns Commercial Mortgage Securities, Inc., 4.12%, 11/11/2041	352
03/2005 - 08/2007	$48,676	Bear Stearns Commercial Mortgage Securities, Inc., 4.65%, 02/11/2041	386
12/2005	$105,630	Bear Stearns Commercial Mortgage Securities, Inc., 6.25%, 12/11/2040 - 144A	386
08/2006	$200	Capital Automotive Receivables Asset Trust, 5.77%, 05/20/2010 - 144A	200
08/2006	$225	Capital Automotive Receivables Asset Trust, 6.15%, 04/20/2011 - 144A	225
09/2007	$1,000	Capital Automotive Receivables Asset Trust, 6.35%, 03/17/2014 - 144A	1,000
09/2007	$1,000	Capital One Prime Automotive Receivables Trust, 5.68%, 06/10/2011	1,000
09/2007	$1,000	Carmax Automotive Owner Trust, 6.12%, 07/15/2013	1,000
10/2007 - 11/2007	$18,977	CBA Commercial Small Balance Commercial Mortgage, 5.69%, 12/25/2036	—
04/2006	$18,476	CBA Commercial Small Balance Commercial Mortgage, 7.00%, 07/25/2035 - 06/25/2038 - 144A	377
11/2006 - 08/2007	$10,027	CBA Commercial Small Balance Commercial Mortgage, 9.75%, 01/25/2039 - 144A	882
09/2005	$750	CNH Equipment Trust, 4.93%, 12/17/2012	750
10/2006	$1,500	Commercial Mortgage Pass-Through Certificates, 1.01%, 12/15/2020 - 144A	1,500
03/2004 - 08/2006	$2,352	Commercial Mortgage Pass-Through Certificates, 3.59%, 03/10/2039 - 144A	38
08/2004 - 08/2006	$9,826	CS First Boston Mortgage Securities Corp., 4.17%, 07/15/2036 - 144A	139
07/2004	$20	Equity One ABS, Inc., 2.94%, 07/25/2034	20
02/2006 - 05/2007	$2,924	Ford Credit Automotive Owner Trust, 5.29%, 04/15/2011	2,925
02/2006	$750	Ford Credit Automotive Owner Trust, 5.48%, 09/15/2011	750
08/2006	$500	Ford Credit Automotive Owner Trust, 5.68%, 06/15/2012	500
10/2007	$1,000	Ford Credit Automotive Owner Trust, 5.69%, 11/15/2012	1,000
10/2006	$954	GMAC Mortgage Corp. Loan Trust, 4.59%, 04/25/2033	941
03/2007	$195	GMAC Mortgage Corp. Loan Trust, 5.12%, 04/25/2033	193
09/2007	$715	GMAC Mortgage Corp. Loan Trust, 5.75%, 10/25/2036	679
08/2005	$4	Goldman Sachs Automotive Loan Trust, 4.98%, 11/15/2013	3
07/2004	$14,833	Goldman Sachs Mortgage Securities Corp. II, 4.38%, 08/10/2038 - 144A	99
03/2006 - 03/2009	$35	Hasco NIM Trust, 6.25%, 12/26/2035 - 144A	35
06/2005	$224	Hyundai Automotive Receivables Trust, 4.45%, 02/15/2012	224
03/2006	$1,181	JP Morgan Chase Commercial Mortgage Securities Corp., 1.20%, 02/15/2020 - 144A	1,180
12/2006 - 08/2007	$15,983	LaSalle Commercial Mortgage Securities, 6.20%, 09/20/2043 - 144A	467
09/2006 - 07/2007	$1,014	Lehman Brothers Small Balance Commercial, 6.77%, 09/27/2036 - 144A	1,013
03/2006	$180	Long Beach Asset Holdings Corp., 5.78%, 04/25/2046 - 144A	181
08/2005 - 12/2006	$233	Marlin Leasing Receivables LLC, 5.09%, 08/15/2012 - 144A	233
09/2006	$235	Marlin Leasing Receivables LLC, 5.63%, 09/16/2013 - 144A	235
08/2007	$550	MBNA Credit Card Master Note Trust, 6.80%, 07/15/2014	555
09/2004	$13,344	Merrill Lynch Mortgage Trust, 3.81%, 08/12/2039 - 144A	231
11/2004 - 08/2006	$16,394	Merrill Lynch Mortgage Trust, 3.96%, 10/12/2041 - 144A	304
03/2005	$22,718	Merrill Lynch Mortgage Trust, 4.67%, 09/12/2042	134
04/2007	$13	Nationstar Home Equity Loan Trust, 9.97%, 03/25/2037 - 144A	13
10/2006 - 11/2006	$1,000	North Street Referenced Linked Notes, 1.74%, 07/27/2010 - 144A	978
11/2006	$500	North Street Referenced Linked Notes, 2.09%, 04/28/2011 - 144A	472
11/2006	$1,500	Ocwen Advance Receivables Backed Notes, 5.34%, 11/24/2015 - 144A	1,500
08/2007	$675	Renaissance Home Equity Loan Trust, 7.00%, 09/25/2037	479
03/2007	$405	Renaissance Home Equity Loan Trust, 7.50%, 04/25/2037	354
03/2007	$108	Renaissance Home Equity Loan Trust, 9.79%, 04/25/2037 - 144A	108
06/2005	$254	Structured Asset Investment Loan Trust, 3.06%, 11/25/2033	257
03/2007	$400	Structured Asset Securities Corp., 2.94%, 01/25/2037 - 144A	396
03/2007	$450	Structured Asset Securities Corp., 2.94%, 02/25/2037	444
10/2007	$1,000	Swift Master Automotive Receivables Trust, 1.90%, 10/15/2012	1,000
08/2006	$1,000	USAA Automotive Owner Trust, 5.66%, 03/15/2013	1,000
The accompanying notes are an integral part of these financial statements.

8

Period	Shares/
Acquired	Par	Security	Cost Basis
09/2006	$1,700	Wachovia Automotive Loan Owner Trust, 5.42%, 04/21/2014 - 144A	1,700
10/2006	$1,000	Wachovia Automotive Loan Owner Trust, 5.54%, 12/20/2012 - 144A	1,000
11/2006	$1,500	Washington Mutual Master Note Trust, 0.83%, 10/15/2013 - 144A	1,500
11/2006	$17,125	Washington Mutual, Inc., 7.00%, 11/23/2043 - 144A	717
07/2005 - 09/2007	$1,091	WFS Financial Owner Trust, 4.76%, 05/17/2013	1,090

The aggregate value of these securities at April 30, 2009 was $29,276 which represents 15.15% of total net assets. As a result of securities being reclassified from liquid to illiquid, the Fund exceeded its 15% illiquid security limitation. Consequently, the Fund is temporarily restricted from purchasing additional illiquid securities.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.
FAS 157 Disclosure of Investment Valuation Hierarchy Levels

Assets:
Investment in securities — Level 2	179,062
Investment in securities — Level 3	12,540

Total	$191,602

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Assets:
Securities:
Balance as of October 31, 2008	$19,239
Net realized loss	(1,584)
Change in unrealized depreciation ♦	(4,106)
Net sales	(255)
Transfers in and /or out of Level 3	(754)

Balance as of April 30, 2009	$12,540

♦	Change in unrealized gains or losses relating to assets still held at April 30, 2009	$(3,742)

The accompanying notes are an integral part of these financial statements.

9

The Hartford Short Duration Fund
Statement of Assets and Liabilities
April 30, 2009 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at fair value (cost $207,938)	$191,602
Cash	1
Receivables:
Investment securities sold	202
Fund shares sold	1,375
Dividends and interest	1,638
Other assets	44

Total assets	194,862

Liabilities:
Payables:
Investment securities purchased	943
Fund shares redeemed	580
Investment management fees	14
Dividends	44
Distribution fees	9
Accrued expenses	36

Total liabilities	1,626

Net assets	$193,236

Summary of Net Assets:
Capital stock and paid-in-capital	213,216
Accumulated undistributed net investment income	61
Accumulated net realized loss on investments	(3,705)
Unrealized depreciation of investments	(16,336)

Net assets	$193,236

Shares authorized	300,000

Par value	$0.001

Class A: Net asset value per share/Maximum offering price per share	$9.13/$9.41

Shares outstanding	7,151

Net assets	$65,314

Class B: Net asset value per share	$9.13

Shares outstanding	858

Net assets	$7,838

Class C: Net asset value per share	$9.14

Shares outstanding	3,352

Net assets	$30,625

Class Y: Net asset value per share	$9.12

Shares outstanding	9,810

Net assets	$89,459

The accompanying notes are an integral part of these financial statements.

10

The Hartford Short Duration Fund
Statement of Operations
For the Six Month Period Ended April 30, 2009 (Unaudited)
(000’s Omitted)

Investment Income:
Interest	$4,141

Total investment income	4,141

Expenses:
Investment management fees	411
Transfer agent fees	65
Distribution fees
Class A	66
Class B	33
Class C	136
Custodian fees	2
Accounting services	16
Registration and filing fees	28
Board of Directors’ fees	2
Audit fees	4
Other expenses	31

Total expenses (before waivers and fees paid indirectly)	794
Expense waivers	(17)
Custodian fee offset	—

Total waivers and fees paid indirectly	(17)

Total expenses, net	777

Net investment income	3,364

Net Realized Loss on Investments:
Net realized loss on investments in securities	(563)

Net Realized Loss on Investments	(563)

Net Changes in Unrealized Depreciation of Investments:
Net unrealized depreciation of investments	(910)

Net Changes in Unrealized Depreciation of Investments	(910)

Net Loss on Investments	(1,473)

Net Increase in Net Assets Resulting from Operations	$1,891

The accompanying notes are an integral part of these financial statements.

11

The Hartford Short Duration Fund
Statement of Changes in Net Assets
(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2009	Year Ended
	(Unaudited)	October 31, 2008
Operations:
Net investment income	$3,364	$8,317
Net realized loss on investments	(563)	(750)
Net unrealized depreciation of investments	(910)	(13,330)

Net increase (decrease) in net assets resulting from operations	1,891	(5,763)

Distributions to Shareholders:
From net investment income
Class A	(962)	(1,537)
Class B	(95)	(173)
Class C	(398)	(771)
Class Y	(1,953)	(5,747)

Total distributions	(3,408)	(8,228)

Capital Share Transactions:
Class A	19,030	14,905
Class B	2,034	(131)
Class C	4,101	6,112
Class Y	(17,285)	(25,523)

Net increase (decrease) from capital share transactions	7,880	(4,637)

Net increase (decrease) in net assets	6,363	(18,628)
Net Assets:
Beginning of period	186,873	205,501

End of period	$193,236	$186,873

Accumulated undistributed net investment income	$61	$105

The accompanying notes are an integral part of these financial statements.

12

The Hartford Short Duration Fund
Notes to Financial Statements
April 30, 2009 (Unaudited)
(000’s Omitted)
1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-two portfolios. Financial statements for The Hartford Short Duration Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares are sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and except that Class B shares automatically convert to Class A shares after 8 years.

Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments will be allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). After the Close Date, existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.
2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).
a)	Security Transactions and Investment Income — Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)	Security Valuation — The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary markets, but before the close of the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings.

13

The Hartford Short Duration Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
Debt securities (other than short-term obligations) held by the Fund are valued on the basis of valuations furnished by an independent pricing service which determines valuations for normal institutional size trading units of debt securities. Securities for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by the Fund’s Board of Directors. Generally, the Fund may use fair valuation in regard to debt securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that mature in 60 days or less are valued at amortized cost, which approximates market value.

Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

c)	Joint Trading Account — Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Hartford Investment Management Company (“Hartford Investment Management”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

d)	Repurchase Agreements — A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2009.

e)	Fund Share Valuation and Dividend Distributions to Shareholders — Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income are declared daily and paid monthly. Dividends are paid on shares beginning on the business day after the day when the funds used to purchase the shares are collected by the transfer agent for the Fund. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

14

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences include but are not limited to foreign currency gains and losses, losses deferred due to wash sales adjustments, adjustments related to Passive Foreign Investment Companies and certain derivatives, and excise tax regulations. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

f)	Illiquid and Restricted Securities — The Fund is permitted to invest up to 15% of its net assets in illiquid securities. “Illiquid Securities” are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund, as shown in the Schedule of Investments, had illiquid or restricted securities as of April 30, 2009.

g)	Securities Purchased on a When-Issued or Delayed-Delivery Basis — Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. As of April 30, 2009, the Fund had no outstanding when-issued or forward commitments.

h)	Credit Risk — Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a Fund which holds securities with higher credit risk may fluctuate more than with less aggressive bond funds.

i)	Prepayment Risks — Most senior floating rate interests and certain debt securities allow for prepayment of principal without penalty. Senior floating rate interests and securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, with respect to securities, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities. Accordingly, the potential for the value of a senior floating rate interest or debt security to increase in response to interest rate declines is limited. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

j)	Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

k)	Financial Accounting Standards Board Financial Accounting Standards No. 157 — Effective November 1, 2008, the Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value

15

The Hartford Short Duration Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
measurements. Fair value is defined under FAS 157 as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Under FAS 157, a fair value measurement should reflect all of the assumptions that market participants would use in pricing the asset or liability, including assumptions about the risk inherent in a particular valuation technique, the effect of a restriction on the sale or use of an asset, and the risk of nonperformance.

Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized, per FAS 157, into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 — Quoted prices in active markets for identical securities. Level 1 includes exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•	Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 includes debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services and foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•	Level 3 — Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes and require significant management judgment or estimation. This category includes broker quoted securities, long dated OTC options and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a good representation of exit price.
Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

FAS 157 also requires that a roll forward reconciliation be shown for all Level 3 securities from the beginning of the reporting period to the end of the reporting period. Part of this reconciliation includes transfers in and/or out of Level 3. For purposes of this reconciliation, transfers in are shown at the end of period fair value and transfers out are shown at the beginning of period fair value.

Refer to the valuation hierarchy levels summary and the Level 3 roll forward reconciliation found following the Schedule of Investments.

FASB Staff Position No. 157-4 — In April 2009, FASB released FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP FAS 157-4”). FSP FAS 157-4 provides additional guidance on determining whether a market for a financial asset is not active and a transaction is not distressed when measuring fair value under FAS 157. The FSP also requires additional disclosure detail on debt and equity securities by major investment categories. FSP FAS 157-4 is effective for interim and annual periods ending after June 15, 2009. At this time, management is evaluating the implications of FSP FAS 157-4 and does not believe it will impact valuation but will require additional disclosure. This additional disclosure has not yet been implemented.

l)	Financial Accounting Standards Board Financial Accounting Standards No. 161 — In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires companies to disclose information detailing the objectives and strategies for using derivative instruments, the level of derivative activity entered into by the company and any credit risk-related contingent features of the agreements. The application of FAS 161 is required for fiscal years and interim periods

16

beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and has not yet implemented the new disclosure standard.
m)	Indemnifications: Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
3.	Federal Income Taxes:
a)	Federal Income Taxes — For federal income tax purposes, the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and the Fund intends to distribute substantially all of its income and gains during the calendar year ending December 31, 2009. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2008	October 31, 2007
Ordinary Income	$8,250	$8,826
As of October 31, 2008, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$148
Accumulated Capital Losses*	$(3,138)
Unrealized Depreciation†	$(15,438)

Total Accumulated Deficit	$(18,428)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable to the tax deferral of wash sales losses, the mark-to-market adjustment for certain derivatives in accordance with IRC Sec. 1256, the mark to market for Passive Foreign Investment Companies and basis differences in real estate investment trusts.
c)	Reclassification of Capital Accounts — In accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Fund has recorded reclassifications in its capital accounts. These reclassifications had no impact on the NAV of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. As of October 31, 2008, the Fund recorded reclassifications to decrease undistributed net investment income by $2 and increase accumulated net realized gain by $2.

17

The Hartford Short Duration Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
d)	Capital Loss Carryforward - At October 31, 2008 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year	Amount
2011	$221
2012	295
2013	977
2014	732
2015	162
2016	751

Total	$3,138

e)	Financial Accounting Standards Board Interpretation No. 48 — On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. The Fund adopted FIN 48 for fiscal years beginning after December 15, 2006. Management has evaluated the implications of FIN 48 for all open tax years (tax years ended October 31, 2006 – 2008) and has determined there is no impact to the Fund’s financial statements.
4.	Expenses:
a)	Investment Management Agreements — Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with The Hartford Mutual Funds, Inc. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the six-month period ended April 30, 2009; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.45%
On next $4.5 billion	0.40%
On next $5 billion	0.38%
Over $10 billion	0.37%
b)	Accounting Services Agreement — Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting service fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

18

c)	Operating Expenses — Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the six-month period ended April 30, 2009, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class Y
0.90%	1.65%	1.65%	0.65%
d)	Fees Paid Indirectly — The Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the six-month period ended April 30, 2009, this amount is included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Annualized
	Six-Month
	Period	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Ended April	October 31,	October 31,	October 31,	October 31,	October 31,
	30, 2009	2008	2007	2006	2005	2004
Class A Shares	0.90%	0.90%	0.90%	0.90%	0.90%	0.95%
Class B Shares	1.65	1.65	1.65	1.65	1.65	1.65
Class C Shares	1.65	1.65	1.65	1.65	1.65	1.65
Class Y Shares	0.54	0.58	0.64	0.65	0.65	0.60 *

*	From November 28, 2003 (commencement of operations), through October 31, 2004
e)	Distribution and Service Plan for Class A, B and C Shares — HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2009, HIFSCO received front-end load sales charges of $194 and contingent deferred sales charges of $20 from the Fund.

The Fund has adopted Distribution and Service Plans in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B and C shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Funds provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of only up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the Distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

19

The Hartford Short Duration Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
For the six-month period ended April 30, 2009, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $7. These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions — Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2009, a portion of the Fund’s chief compliance officer’s salary was paid by the Fund in an amount, which rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO was compensated $62 for providing such services. These fees are accrued daily and paid monthly.
5.	Investment Transactions:

For the six-month period ended April 30, 2009, the Fund’s aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$29,373
Sales Proceeds Excluding U.S. Government Obligations	36,052
Cost of Purchases for U.S. Government Obligations	15,799
Sales Proceeds for U.S. Government Obligations	12,411
6.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2009 and the year ended October 31, 2008:

	For the Six-Month Period Ended April 30, 2009					For the Year Ended October 31, 2008
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	4,348	90	(2,350)	—	2,088	5,432	124	(4,017)	—	1,539
Amount	$39,608	$824	$(21,402)	$—	$19,030	$52,093	$1,186	$(38,374)	$—	$14,905
Class B
Shares	407	9	(193)	—	223	328	15	(354)	—	(11)
Amount	$3,712	$83	$(1,761)	$—	$2,034	$3,124	$145	$(3,400)	$—	$(131)
Class C
Shares	1,464	30	(1,045)	—	449	2,886	49	(2,304)	—	631
Amount	$13,349	$273	$(9,521)	$—	$4,101	$27,690	$470	$(22,048)	$—	$6,112
Class Y
Shares	215	212	(2,329)	—	(1,902)	2,212	603	(5,607)	—	(2,792)
Amount	$1,952	$1,931	$(21,168)	$—	$(17,285)	$21,156	$5,768	$(52,447)	$—	$(25,523)
The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued and Class B shares redeemed) for the six-month period ended April 30, 2009 and the year ended October 31, 2008:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2009	26	$233
For the Year Ended October 31, 2008	49	$471

20

7.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. During the six-month period ended April 30, 2009, the Fund did not have any borrowings under this facility.

21

The Hartford Short Duration Fund
Financial Highlights — (Unaudited)

	- Selected Per-Share Data - (a)													- Ratios and Supplemental Data -
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
															Net Assets		Net Assets		Net Assets
															Before		After		After
				Net											Waivers		Waivers		Waivers
				Realized											and		and		and		Ratio of
				and Un-			Distrib-			Net					Reimburse-		Reimburse-		Reimburse-		Net
		Net	Pay-	realized		Dividends	utions			Increase	Net				ments and		ments and		ments and		Invest-		Port-
	Net Asset	Invest-	ments	Gain		from Net	from	Distri-		(Decrease)	Asset			Net Assets	Including		Including		Excluding		ment		folio
	Value at	ment	from	(Loss) on	Total from	Invest-	Realized	butions	Total	in Net	Value at			at End of	Expenses		Expenses		Expenses		Income to		Turn-
	Beginning	Income	(to)	Invest-	Investment	ment	Capital	from	Distri-	Asset	End of	Total		Period	not Subject		not Subject		not Subject		Average		over
Class	of Period	(Loss)	Affiliate	ments	Operations	Income	Gains	Capital	butions	Value	Period	Return(b)		(000’s)	to Cap(c)		to Cap(c)		to Cap(c)		Net Assets		Rate(d)
For the Six-Month Period Ended April 30, 2009 (Unaudited)
A	$9.21	$0.16	$–	$(0.07)	$0.09	$(0.17)	$–	$–	$(0 .17)	$(0 .08)	$9 .13	0 .94	%(e)	$65,314	0 .93	%(f)	0 .90	%(f)	0 .90	%(f)	3 .62	%(f)	27%
B	9 .21	0.13	–	(0.08)	0.05	(0.13)	–	–	(0.13)	(0.08)	9.13	0.57	(e)	7,838	1 .81	(f)	1 .65	(f)	1 .65	(f)	2 .87	(f)	–
C	9 .21	0.13	–	(0.07)	0.06	(0.13)	–	–	(0.13)	(0.07)	9.14	0.68	(e)	30,625	1 .67	(f)	1 .65	(f)	1 .65	(f)	2 .88	(f)	–
Y	9 .19	0.18	–	(0.07)	0.11	(0.18)	–	–	(0.18)	(0.07)	9.12	1.22	(e)	89,459	0 .54	(f)	0 .54	(f)	0 .54	(f)	3 .99	(f)	–
For the Year Ended October 31, 2008
A	9.82	0.37	–	(0.62)	(0.25)	(0.36)	–	–	(0.36)	(0.61)	9.21	(2.60)		46,620	0.95		0.90		0.90		3.78		73
B	9.82	0.29	–	(0.61)	(0.32)	(0.29)	–	–	(0.29)	(0.61)	9.21	(3.33)		5,846	1.84		1.65		1.65		3.06		–
C	9.82	0.29	–	(0.61)	(0.32)	(0.29)	–	–	(0.29)	(0.61)	9.21	(3.33)		26,738	1.69		1.65		1.65		3.03		–
Y	9.81	0.40	–	(0.63)	(0.23)	(0.39)	–	–	(0.39)	(0.62)	9.19	(2.40)		107,669	0.58		0.58		0.58		4.11		–
For the Year Ended October 31, 2007
A	9.89	0.44	–	(0.07)	0.37	(0.44)	–	–	(0.44)	(0.07)	9.82	3.80		34,606	1.04		0.90		0.90		4.49		68
B	9.90	0.37	–	(0.09)	0.28	(0.36)	–	–	(0.36)	(0.08)	9.82	2.91		6,349	1.90		1.65		1.65		3.73		–
C	9.90	0.37	–	(0.09)	0.28	(0.36)	–	–	(0.36)	(0.08)	9.82	2.91		22,322	1.77		1.65		1.65		3.74		–
Y	9.88	0.47	–	(0.08)	0.39	(0.46)	–	–	(0.46)	(0.07)	9.81	4.08		142,224	0.64		0.64		0.64		4.75		–
For the Year Ended October 31, 2006
A	9.85	0.35	–	0.04	0.39	(0.35)	–	–	(0.35)	0.04	9.89	4.02		26,726	1.10		0.90		0.90		3.53		119
B	9.85	0.27	–	0.05	0.32	(0.27)	–	–	(0.27)	0.05	9.90	3.33		6,760	1.92		1.65		1.65		2.77		–
C	9.85	0.27	–	0.05	0.32	(0.27)	–	–	(0.27)	0.05	9.90	3.33		14,382	1.83		1.65		1.65		2.76		–
Y	9.84	0.37	–	0.04	0.41	(0.37)	–	–	(0.37)	0.04	9.88	4.28		102,198	0.68		0.65		0.65		3.78		–
For the Year Ended October 31, 2005
A	10.08	0.33	–	(0.24)	0.09	(0.32)	–	–	(0.32)	(0.23)	9.85	0.92		29,212	1.05		0.90		0.90		3.23		123
B	10.08	0.25	–	(0.23)	0.02	(0.25)	–	–	(0.25)	(0.23)	9.85	0.17		8,814	1.89		1.65		1.65		2.47		–
C	10.08	0.25	–	(0.23)	0.02	(0.25)	–	–	(0.25)	(0.23)	9.85	0.17		22,973	1.78		1.65		1.65		2.47		–
Y	10.07	0.35	–	(0.23)	0.12	(0.35)	–	–	(0.35)	(0.23)	9.84	1.18		82,439	0.67		0.65		0.65		3.53		–
For the Year Ended October 31, 2004
A	10.14	0.30	–	(0.06)	0.24	(0.30)	–	–	(0.30)	(0.06)	10.08	2.40		39,148	1.06		0.95		0.95		2.95		108
B	10.14	0.23	–	(0.06)	0.17	(0.23)	–	–	(0.23)	(0.06)	10.08	1.68		12,267	1.84		1.65		1.65		2.26		–
C	10.14	0.23	–	(0.06)	0.17	(0.23)	–	–	(0.23)	(0.06)	10.08	1.68		34,949	1.76		1.65		1.65		2.26		–
Y(g)	10.11	0.30	–	(0.04)	0.26	(0.30)	–	–	(0.30)	(0.04)	10.07	2.62	(e)	31,429	0.61	(f)	0.60	(f)	0.60	(f)	3.03	(f)	–

(a)	Information presented relates to a share outstanding throughout the indicated period.

(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	Not annualized.

(f)	Annualized.

(g)	Commenced operations on November 28, 2003.

22

The Hartford Short Duration Fund
Directors and Officers (Unaudited)
The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.
Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and three of the Fund’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which collectively consist of 100 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.
The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.
Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its officers or directors who are employed by The Hartford.
Non-Interested Directors
Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.
Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.
Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies.
Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee is Chairman and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions. Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm, from August 2004 to August 2005. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).
William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

23

The Hartford Short Duration Fund
Directors and Officers (Unaudited) — (continued)
Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.
Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.
Interested Directors and Officers
Thomas M. Marra* (1958) Director since 2002
Mr. Marra has served as President and Chief Operating Officer of The Hartford Financial Services Group, Inc. (“The Hartford”) since 2007. Mr. Marra currently serves as Director of Hartford Life, Inc. (“HL, Inc.”). Mr. Marra served as Chief Operating Officer of Hartford Life Insurance Company, Inc. (“Hartford Life”) (2000-2008), as President of Hartford Life (2002-2008) and as Director of Hartford Life’s Investment Products Division from 1998 to 2000.

* On February 24, 2009, The Hartford and Mr. Marra determined to enter into a mutually agreed separation whereby Mr. Marra will retire, and his role as an executive officer and employee of The Hartford will terminate, effective July 3, 2009. Mr. Marra will resign his position as a Director of the Fund effective June 25, 2009.
Lowndes A. Smith (1939) Director since 2002, Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.
John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as Chief Executive Officer, President and Director of HL, Inc. Mr. Walters previously served as President of the U.S. Wealth Management Division of Hartford Life, Inc., as Co-Chief Operating Officer of Hartford Life Insurance Company (2007-2008) and as Executive Vice President and Director of its Investment Products Division (2000-2008). Mr. Walters also serves as Chairman of the Board, Chief Executive Officer, President and Director of Hartford Life Insurance Company and as Executive Vice President of The Hartford. In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”).

* Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 – 2009).
Other Officers
Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 – 2009)) Mr. Arena serves as Executive Vice President of Hartford Life Insurance Company, (“Hartford Life”). Additionally, Mr. Arena is Director and Senior Vice President of Hartford Administrative Services Company, (“HASCO”), Manager, Chief Executive Officer and President of Hartford Investment Financial Services, LLC (“HIFSCO”) and HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division. Mr. Arena joined American Skandia in 1996.
Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.
Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006 and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury, (the “Treasury”), from 2001 to 2006 where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network, (“FinCEN”) from 2005 – 2006.

24

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life Insurance Company. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.
Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant General Counsel and Assistant Vice President of The Hartford and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, Assistant Vice President of Hartford Life, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.
Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life and as Director of its Investment Advisory Group in the Individual Markets Group segment. He also serves as Senior Vice President of HIFSCO and HL Advisors. Prior to joining The Hartford in 2004, Mr. Meyer was with MassMutual which he joined in 1987.
D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life where he serves as Director of mutual fund product management for The Hartford’s mutual funds and 529 college savings businesses. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.
Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 – 2007.
HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2008 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

25

The Hartford Short Duration Fund
Expense Example (Unaudited)
Your Fund’s Expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2008 through April 30, 2009.
Actual Expenses
The first column of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	October 31, 2008	Beginning	Ending Account	October 31,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2008 through	expense	1/2	full
	October 31, 2008	April 30, 2009	April 30, 2009	October 31, 2008	April 30, 2009	April 30, 2009	ratio	year	year
Class A	$1,000.00	$1,009.42	$4.48	$1,000.00	$1,020.33	$4.50	0.90%	181	365
Class B	$1,000.00	$1,005.66	$8.20	$1,000.00	$1,016.61	$8.25	1.65	181	365
Class C	$1,000.00	$1,006.76	$8.20	$1,000.00	$1,016.61	$8.25	1.65	181	365
Class Y	$1,000.00	$1,012.22	$2.69	$1,000.00	$1,022.11	$2.70	0.54	181	365

26

The Hartford Small Company Fund

The Hartford Small Company Fund
(subadvised by Wellington Management Company, LLP Hartford Investment Management Company)
Performance Overview(1) 4/30/99 — 4/30/09
Growth of a $10,000 investment in Class A which includes Sales Charge
Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Investment objective — Seeks growth of capital.
Average Annual Total Returns(2,3,4) (as of 4/30/09)

	Inception	1	5	10	Since
	Date	Year	Year	Year	Inception
Small Company A#	7/22/96	-35.10%	-0.07%	1.76%	5.46%
Small Company A##	7/22/96	-38.67%	-1.20%	1.19%	4.99%
Small Company B#	7/22/96	-35.42%	-0.75%	NA*	NA*
Small Company B##	7/22/96	-38.65%	-1.07%	NA*	NA*
Small Company C#	7/22/96	-35.54%	-0.81%	1.04%	4.72%
Small Company C##	7/22/96	-36.18%	-0.81%	1.04%	4.72%
Small Company I#	7/22/96	-35.00%	0.06%	1.83%	5.51%
Small Company R3#	7/22/96	-35.31%	0.03%	2.05%	5.80%
Small Company R4#	7/22/96	-35.09%	0.19%	2.14%	5.87%
Small Company R5#	7/22/96	-34.90%	0.32%	2.20%	5.92%
Small Company Y#	7/22/96	-34.78%	0.40%	2.24%	5.96%

#	Without sales charge

##	With sales charge

NA	Not Applicable

*	10 year and inception returns are not applicable for Class B because after 8 years Class B converts to Class A.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Class C shares commenced operations on 7/31/98. Performance prior to 7/31/98 reflects Class B performance less Class C sales charges where applicable. Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(4)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2009, which excludes investment transactions as of this date.

Portfolio Managers
Wellington Management Company, LLP

Steven C. Angeli, CFA	Mario E. Abularach, CFA, CMT
Senior Vice President, Partner	Vice President

Stephen C. Mortimer
Senior Vice President

Hartford Investment Management Company

Hugh Whelan, CFA
Managing Director

Kurt Cubbage, CFA
Vice President
How did the Fund perform?
The Class A shares of The Hartford Small Company Fund returned -7.18% before sales charges for the six month period ended April 30, 2009, underperforming its benchmark, the Russell 2000 Growth Index which returned -3.77% for the same period. The Fund underperformed the
-2.75% return of the average fund in the Lipper Small Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
The six-month period ended April 30, 2009 was one of the most volatile in history, reflecting investors’ fluctuating reactions to economic data releases and the US government’s involvement to help mitigate the financial crisis. The broad US equity market registered its sixth straight quarterly decline in the first quarter of 2009, but ended the period with a sharp rebound from mid-March lows. In this environment, small cap, mid cap and large cap stocks all declined during the period, as measured by the Russell 2000

2

(-8.4%), S&P MidCap 400 (-0.2%) and S&P 500 (-8.5%) indices, respectively. Six of ten sectors within the Russell 2000 Growth index declined during the period. Energy (-25%), Industrials (-11%), and Health Care (-11%) declined the most while Consumer Discretionary (11%), Telecommunication Services (11%), and Utilities (9%) were the strongest-performing sectors.
The Fund underperformed its benchmark during the period primarily due to weak stock selection within Consumer Discretionary, Information Technology, and Health Care. Sector allocation helped performance due to an overweight (i.e. the Fund’s sector position was greater than the benchmark position) position in Consumer Discretionary. Stock selection in Industrials helped relative (i.e. performance of the Fund as measured against the benchmark) performance during the period, as did a moderate allocation to cash.
Stocks that detracted the most from relative returns during the period were Solutia (Materials) and Ubisoft Entertainment (Information Technology). A specialty chemical producer, Solutia’s shares declined amid concerns about the company’s debt levels and exposure to automotive- and construction-related end markets. We eliminated the position during the period. Shares of French computer and video game publisher Ubisoft Entertainment fell as the company issued earnings guidance below analysts’ expectations. We exited the position during the period. Significant detractors from absolute (i.e. total return) returns also included Penn Virginia (Energy), ICON (Health Care), and HealthSouth (Health Care).
Top contributors to relative performance during the period included Aecom Technology (Industrials) and Advance Auto Parts (Consumer Discretionary). Shares of Aecom Technology, which provides infrastructure planning, consulting, design, and program and construction management services, rose as the company’s earnings exceeded expectations. Strong growth in demand for replacement auto parts drove shares of Advance Auto Parts higher. The company benefited from the weak economy as consumers favored replacing existing autos rather than purchasing new vehicles. Significant contributors to absolute returns also included MetroPCS Communications (Information Technology), Western Digital (Information Technology), and Allegiant Travel (Industrials).
What is the outlook?
We are in a period of tremendous uncertainty, which has undermined confidence and with it, stock prices. Furthermore, the earnings picture is cloudy. First, earnings are falling at near record-breaking rates and all indications are that they will continue to fall. Second, the quality and reliability of the earnings reported is lower than historical standards as the gap between pro forma (“street”) earnings and GAAP (Generally Accepted Accounting Principles) earnings rose in the past several months. Third, there is little clarity in future earnings prospects as the disparity among analyst estimates for future earnings remains at elevated levels. Historically, such consensus building was a precondition to the final, sustained recovery from bear markets associated with recessions. Signs of improvement — or even lessening deterioration — can have a powerful influence on sentiment and stock prices. At the same time stimulus programs are rapidly advancing from the idea stage to actual funding. And while credit markets remain tight, they are beginning to show signs of healing.
Despite the uncertainty, the Fund continues to focus on stocks of companies that have unique business models or special market opportunities that should allow them to deliver superior growth. The Fund remains well diversified, with holdings across all major market sectors. At the end of the period, the Fund had overweights in Consumer Discretionary and Telecommunication Services relative to the Russell 2000 Growth Index. The Fund ended the period most underweight (i.e. the Fund’s sector position was less than the benchmark position) Health Care, Information Technology, and Industrials.
At April 30, 2009, 57% of the Fund’s assets were managed by Wellington and 43% of the assets were managed by Hartford Investment Management.
Diversification by Industry
as of April 30, 2009

Percentage of
Industry	Net Assets

Automobiles & Components	0.1%
Banks	0.7
Capital Goods	10.5
Commercial & Professional Services	2.8
Consumer Durables & Apparel	5.2
Consumer Services	6.7
Diversified Financials	1.2
Energy	6.2
Food & Staples Retailing	1.3
Food, Beverage & Tobacco	2.0
Health Care Equipment & Services	9.7
Household & Personal Products	0.4
Insurance	1.9
Materials	2.1
Media	2.5
Pharmaceuticals, Biotechnology & Life Sciences	9.1
Real Estate	1.9
Retailing	5.0
Semiconductors & Semiconductor Equipment	3.4
Software & Services	12.2
Technology Hardware & Equipment	7.5
Telecommunication Services	2.4
Transportation	3.0
Utilities	0.2
Short-Term Investments	2.1
Other Assets and Liabilities	(0.1)

Total	100.0%

3

The Hartford Small Company Fund
Schedule of Investments
April 30, 2009 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.0%
	Automobiles & Components - 0.1%
41	Exide Technologies •	$224
24	Fuel Systems Solutions, Inc. •	371

		595

	Banks - 0.7%
38	Pinnacle Financial Partners, Inc. •	673
122	Signature Bank •	3,325

		3,998

	Capital Goods - 10.5%
25	Acuity Brands, Inc.	716
119	Aecom Technology Corp. •	3,073
29	American Superconductor Corp. •	745
115	AMETEK, Inc.	3,712
41	Apogee Enterprises	555
28	Applied Signal Technology	553
74	Beacon Roofing Supply, Inc. •	1,183
88	Briggs & Stratton Corp.	1,304
59	Chart Industries, Inc. •	813
25	Clarcor, Inc.	766
24	Curtis-Wright Corp.	767
3	Dynamic Materials Corp.	51
62	EMCOR Group, Inc. •	1,298
38	Energy Conversion Devices, Inc. •	699
55	EnerSys•	940
19	ESCO Technologies, Inc. •	796
144	Force Protection, Inc. •	1,094
142	GrafTech International Ltd. •	1,252
26	Graham Corp.	328
126	GT Solar International, Inc. •	893
28	Heico Corp.	807
34	II-VI, Inc. •	808
19	Kaydon Corp.	620
140	Lennox International, Inc.	4,456
75	MasTec, Inc. •	938
23	Michael Baker Corp. •	782
13	Middleby Corp. •	564
21	Nordson Corp.	758
84	Orbital Sciences Corp. •	1,294
28	Orion Marine Group, Inc. •	423
168	Pall Corp.	4,433
133	Pentair, Inc.	3,548
17	Perini Corp. •	300
49	Regal-Beloit Corp.	2,009
90	Sterling Construction Co., Inc. •	1,681
104	Sunpower Corp. Class B •	2,627
114	Taser International, Inc. •	549
155	Teledyne Technologies, Inc. •	4,936
20	Titan Machinery, Inc. •	205
31	TransDigm Group, Inc. •	1,078
15	Trex Co., Inc. •	168
30	Wabtec Corp.	1,146
23	Watsco, Inc.	973
64	WESCO International, Inc. •	1,668

		58,309

	Commercial & Professional Services - 2.8%
16	Administaff, Inc.	430
67	CBIZ, Inc. •	525
—	CoStar Group, Inc. •	10
37	Geo Group, Inc. •	618
43	Healthcare Services Group, Inc.	768
32	Herman Miller, Inc.	483
—	Huron Consulting Group, Inc. •	2
88	Knoll, Inc.	626
10	McGrath RentCorp.	209
35	Rollins, Inc.	638
206	Sykes Enterprises, Inc. •	4,051
48	Tetra Tech, Inc. •	1,177
165	Waste Connections, Inc. •	4,266
31	Watson Wyatt Worldwide, Inc.	1,619

		15,422

	Consumer Durables & Apparel - 5.2%
11	Deckers Outdoor Corp. •	611
230	Gildan Activewear, Inc. •	2,638
308	Hanesbrands, Inc. •	5,070
130	Iconix Brand Group, Inc. •	1,847
321	Jarden Corp. •	6,444
18	Polaris Industries, Inc.	591
87	Pool Corp.	1,552
80	Smith & Wesson Holding Corp. •	573
129	Snap-On, Inc.	4,359
55	Tempur-Pedic International, Inc.	705
36	True Religion Apparel, Inc. •	568
51	Tupperware Brands Corp.	1,286
47	Warnaco Group, Inc. •	1,355
40	Wolverine World Wide, Inc.	835

		28,434

	Consumer Services - 6.7%
23	American Public Education, Inc. •	838
114	Bally Technologies, Inc. •	2,994
31	BJ’s Restaurants, Inc. •	519
25	Buffalo Wild Wings, Inc. •	980
157	Burger King Holdings, Inc.	2,568
53	California Pizza Kitchen, Inc. •	829
18	Capella Education Co. •	949
18	CEC Entertainment, Inc. •	553
69	Cheesecake Factory, Inc. •	1,195
68	CKE Restaurants, Inc.	647
122	Coinstar, Inc. •	4,326
447	Corinthian Colleges, Inc. •	6,880
24	Cracker Barrel Old Country Store, Inc.	777
11	DineEquity, Inc.	337
37	Jack in the Box, Inc. •	921
97	Life Time Fitness, Inc. •	1,812
24	Lincoln Educational Services Corp. •	402
—	Matthews International Corp. Class A	8
31	P. F. Chang’s China Bistro, Inc. •	930
26	Papa John’s International, Inc. •	688
98	Red Robin Gourmet Burgers, Inc. •	2,414
8	Steiner Leisure Ltd. •	242
75	Texas Roadhouse, Inc. •	850
23	Vail Resorts, Inc. •	671
192	Wendy’s/Arby’s Group, Inc.	958
81	WMS Industries, Inc. •	2,593

		36,881

	Diversified Financials - 1.2%
73	Ezcorp, Inc. •	906
34	First Cash Financial Services, Inc. •	559
1	Greenhill & Co., Inc.	91
89	Knight Capital Group, Inc. •	1,373
45	Life Partners Holdings, Inc.	850
35	optionsXpress Holdings, Inc.	581
The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.0% — (continued)
	Diversified Financials - 1.2% - (continued)
26	Riskmetrics Group, Inc. •	$447
71	Thinkorswim Group, Inc. •	675
16	World Acceptance Corp. •	484

		5,966

	Energy - 6.2%
121	Arena Resources, Inc. •	3,483
4	ATP Oil & Gas Corp. •	30
138	Atwood Oceanics, Inc. •	3,075
59	Basic Energy Services, Inc. •	601
77	Cabot Oil & Gas Corp.	2,328
36	Carbo Ceramics, Inc.	1,108
24	Clayton Williams Energy, Inc. •	718
318	Complete Production Services, Inc. •	2,125
40	Comstock Resources, Inc. •	1,392
44	Concho Resources, Inc. •	1,214
17	Contango Oil & Gas Co. •	648
33	Dresser-Rand Group, Inc. •	804
30	Dril-Quip, Inc. •	1,025
90	Exco Resources, Inc. •	1,066
30	Goodrich Petroleum Corp. •	684
74	Helmerich & Payne, Inc.	2,267
18	Lufkin Industries, Inc.	637
277	Lundin Petroleum Ab. •	1,799
67	Matrix Service Co. •	640
36	NATCO Group, Inc. •	871
20	Nordic American Tanker Shipping	660
8	Penn Virginia Corp.	106
30	RPC, Inc.	323
103	St. Mary Land & Exploration Co.	1,845
48	T-3 Energy Services, Inc. •	645
122	USEC, Inc. •	755
152	Vaalco Energy, Inc. •	723
179	Wellstream Holdings plc	1,363
110	Willbros Group, Inc. •	1,258

		34,193

	Food & Staples Retailing - 1.3%
149	BJ’s Wholesale Club, Inc. •	4,974
20	Pantry, Inc. •	474
52	Spartan Stores, Inc.	840
76	Winn-Dixie Stores, Inc. •	870

		7,158

	Food, Beverage & Tobacco - 2.0%
26	Cal-Maine Foods, Inc.	681
120	Darling International, Inc. •	688
24	Diamond Foods, Inc.	639
46	Flowers Foods, Inc.	1,056
24	Green Mountain Coffee Roasters •	1,718
29	Lancaster Colony Corp.	1,254
109	Pepsi Bottling Group, Inc. •	3,416
15	Ralcorp Holdings, Inc. •	873
48	Vector Group Ltd.	641

		10,966

	Health Care Equipment & Services - 9.7%
84	Align Technology, Inc. •	1,041
160	Allscripts Misys Healthcare Solution	1,983
25	Amedisys, Inc. •	829
85	American Medical Systems Holdings •	1,055
24	Athenahealth, Inc. •	763
35	Beckman Coulter, Inc.	1,861
28	Catalyst Health Solutions •	641
37	Centene Corp. •	678
35	Cerner Corp. •	1,878
18	Chemed Corp.	757
1	Computer Programs and Systems, Inc.	31
79	CryoLife, Inc. •	428
58	Cyberonics, Inc. •	763
210	Eclipsys Corp. •	2,778
22	Emergency Medical Services •	771
23	Genoptix, Inc. •	671
21	Haemonetics Corp. •	1,102
174	Health Net, Inc. •	2,517
317	HealthSouth Corp. •	2,970
39	HMS Holdings Corp. •	1,166
23	ICU Medical, Inc. •	865
47	Immucor, Inc. •	772
158	Inverness Medical Innovation, Inc. •	5,106
4	Landauer, Inc.	194
38	LHC Group, Inc. •	859
55	Masimo Corp. •	1,595
54	MedAssets, Inc. •	929
34	NuVasive, Inc. •	1,290
61	Omnicare, Inc.	1,557
3	Owens & Minor, Inc.	89
47	Phase Forward, Inc. •	676
178	SSL International plc	1,251
57	STERIS Corp.	1,371
64	Thoratec Corp. •	1,873
102	Varian Medical Systems, Inc. •	3,396
30	Vnus Medical Technologies •	667
331	Volcano Corp. •	4,372
135	Zoll Medical Corp. •	2,169

		53,714

	Household & Personal Products - 0.4%
225	American Oriental Bioengineering, Inc. •	953
15	Chattem, Inc. •	824
26	China Sky One Medical, Inc. •	363

		2,140

	Insurance - 1.9%
85	Allied World Assurance Holdings Ltd.	3,148
59	Arch Capital Group Ltd. •	3,411
39	eHealth, Inc. •	747
5	Employers Holdings, Inc.	44
311	Lancashire Holdings Ltd. •	2,190
36	Tower Group, Inc.	975

		10,515

	Materials - 2.1%
14	Albemarle Corp.	376
15	Arch Chemicals, Inc.	371
54	Calgon Carbon Corp. •	911
13	Compass Minerals Group, Inc.	620
71	Eagle Materials, Inc.	1,984
42	FMC Corp.	2,027
69	Innophos Holdings, Inc.	1,023
8	Newmarket Corp.	513
18	Rock Tenn Co. Class A	688
59	Scotts Miracle-Gro Co. Class A	1,996
19	Silgan Holdings, Inc.	874

		11,383

	Media - 2.5%
128	Discovery Communications, Inc. •	2,426
The accompanying notes are an integral part of these financial statements.

5

The Hartford Small Company Fund
Schedule of Investments — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.0% — (continued)
	Media - 2.5% — (continued)
20	Dolan Media Co. •	$240
83	DreamWorks Animation SKG, Inc. •	1,987
142	Interactive Data Corp.	3,197
166	Marvel Entertainment, Inc. •	4,954
52	National Cinemedia, Inc.	753

		13,557

	Pharmaceuticals, Biotechnology & Life Sciences - 9.1%
32	Albany Molecular Research, Inc. •	313
53	Alexion Pharmaceuticals, Inc. •	1,774
242	Alkermes, Inc. •	1,849
61	Auxilium Pharmaceuticals, Inc. •	1,407
14	Bio-Rad Laboratories, Inc. Class A •	991
343	Celera Corp. •	2,772
46	Cephalon, Inc. •	3,003
83	Cougar Biotechnology, Inc. •	2,891
176	Cubist Pharmaceuticals, Inc. •	2,916
37	Dendreon Corp. •	792
14	Dionex Corp. •	894
3	Emergent Biosolutions, Inc. •	35
91	Enzon, Inc. •	522
121	eResearch Technology, Inc. •	614
100	Icon plc ADR •	1,581
66	Isis Pharmaceuticals, Inc. •	1,036
108	Life Technologies Corp. •	4,010
1	Luminex Corp. •	17
74	Martek Biosciences Corp.	1,339
23	Maxygen, Inc. •	135
172	Medicines Co. •	1,713
83	Medicis Pharmaceutical Corp. Class A	1,334
86	Myriad Genetics, Inc. •	3,353
60	NPS Pharmaceuticals, Inc. •	209
98	Onyx Pharmaceuticals, Inc. •	2,532
114	OSI Pharmaceuticals, Inc. •	3,841
129	PAREXEL International Corp. •	1,279
120	PDL Biopharma, Inc.	855
179	Questcor Pharmaceuticals •	804
136	Regeneron Pharmaceuticals, Inc. •	1,802
13	United Therapeutics Corp. •	839
40	Valeant Pharmaceuticals International. •	670
58	Vertex Pharmaceuticals, Inc. •	1,791
49	VIVUS, Inc. •	197

		50,110

	Real Estate - 1.9%
54	AMB Property Corp.	1,028
311	Diamondrock Hospitality	2,016
17	Equity Lifestyle Properties, Inc.	684
75	LaSalle Hotel Properties	893
73	Regency Centers Corp.	2,751
29	Tanger Factory Outlet Center	975
31	Washington Real Estate Investment Trust	652
81	Weingarten Realty Investments	1,263

		10,262

	Retailing - 5.0%
113	Advance Automotive Parts, Inc.	4,956
232	Aeropostale, Inc. •	7,888
189	American Eagle Outfitters, Inc.	2,796
—	Cato Corp.	8
1	Christopher & Banks Corp.	6
124	Gymboree Corp. •	4,272
105	Lumber Liquidators, Inc. •	1,576
33	Netflix, Inc. •	1,488
92	OfficeMax, Inc.	687
59	PetMed Express, Inc. •	958
24	Tractor Supply Co. •	973
109	Urban Outfitters, Inc. •	2,123
47	Wet Seal, Inc. Class A •	179

		27,910

	Semiconductors & Semiconductor Equipment - 3.4%
219	Atheros Communications, Inc. •	3,776
15	Cymer, Inc. •	429
28	Hittite Microwave Corp. •	1,032
39	Micrel, Inc.	292
78	Microsemi Corp. •	1,044
29	Netlogic Microsystems, Inc. •	932
9	NVE Corp. •	355
901	ON Semiconductor Corp. •	4,882
155	PMC — Sierra, Inc. •	1,226
3	Power Integrations, Inc.	62
767	RF Micro Devices, Inc. •	1,618
57	Semtech Corp. •	828
164	Skyworks Solutions, Inc. •	1,453
37	Ultratech Stepper, Inc. •	506

		18,435

	Software & Services - 12.2%
59	ACI Worldwide, Inc. •	1,021
34	Advent Software, Inc. •	1,117
83	AsiaInfo Holdings, Inc. •	1,392
28	Blackbaud, Inc.	430
32	Blackboard, Inc. •	1,097
39	Concur Technologies, Inc. •	1,066
42	CSG Systems International, Inc. •	606
48	CyberSource Corp. •	697
51	DealerTrack Holdings, Inc. •	773
26	Digital River, Inc. •	980
106	Earthlink, Inc. •	806
1	EPIQ Systems, Inc. •	16
75	Equinix, Inc. •	5,284
42	Factset Research Systems, Inc.	2,276
8	Forrester Research, Inc. •	203
76	Gartner, Inc. Class A •	1,027
98	Informatica Corp. •	1,555
58	j2 Global Communications, Inc. •	1,389
78	Jack Henry & Associates, Inc.	1,399
36	Macrovision Solutions Corp. •	737
41	Manhattan Associates, Inc. •	674
67	McAfee, Inc. •	2,517
38	Mercadolibre, Inc. •	1,048
195	Micros Systems. •	4,083
59	Net 1 UEPS Technologies, Inc. •	981
86	Netscout Systems, Inc. •	773
138	Omniture, Inc. •	1,696
86	Parametric Technology Corp. •	959
38	Pegasystems, Inc.	658
26	Quality Systems	1,380
266	Red Hat, Inc. •	4,590
75	S1 Corp. •	464
158	Sapient Corp. •	808
216	Solera Holdings, Inc. •	4,940
The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.0% — (continued)
	Software & Services - 12.2% — (continued)
1	SonicWALL, Inc. •	$8
22	SPSS, Inc. •	688
59	Sybase, Inc. •	2,020
34	Syntel, Inc.	955
45	Taleo Corp. Class A •	545
137	TiVo, Inc. •	1,031
41	Tyler Corp. •	681
128	VistaPrint Ltd. •	4,382
89	Vocus, Inc. •	1,516
79	Websense, Inc. •	1,406
87	Wind River Systems, Inc. •	640
164	Wright Express Corp. •	3,744

		67,058

	Technology Hardware & Equipment - 7.5%
35	ADTRAN, Inc.	742
61	Bigband Networks, Inc. •	356
84	Cogent, Inc. •	956
56	Cognex Corp.	785
51	Cogo Group, Inc. •	420
25	Comtech Telecommunications Corp. •	847
60	Data Domain, Inc. •	991
21	DG Fastchannel, Inc. •	498
128	Harmonic, Inc. •	940
6	Interdigital, Inc. •	164
559	Jabil Circuit, Inc.	4,524
199	Logitech International S.A. •	2,646
29	Netezza Corp. •	235
163	Nice Systems Ltd. •	4,187
41	Novatel Wireless, Inc. •	284
18	Osi Systems, Inc. •	339
233	Plexus Corp. •	5,163
283	Polycom, Inc. •	5,267
64	Riverbed Technology, Inc. •	1,178
31	Scansource, Inc. •	772
599	Seagate Technology	4,886
68	Starent Networks Corp. •	1,336
40	Synaptics, Inc. •	1,301
90	Western Digital Corp. •	2,123

		40,940

	Telecommunication Services - 2.4%
39	Alaska Communication Systems Holdings, Inc.	237
28	Cbeyond, Inc. •	565
158	Centennial Cellular Corp. Class A •	1,306
13	Consolidated Communications Holdings, Inc.	151
69	Iowa Telecommunications Services, Inc.	903
288	MetroPCS Communications, Inc. •	4,924
40	Neutral Tandem, Inc. •	1,131
50	NTELOS Holdings Corp.	806
60	Premiere Global Services, Inc. •	628
25	Shenandoah Telecommunications Co.	490
69	Syniverse Holdings, Inc. •	868
132	TW Telecom, Inc. •	1,213

		13,222

	Transportation - 3.0%
68	Allegiant Travel Co. •	3,540
186	Heartland Express, Inc.	2,777
181	Hub Group, Inc. •	4,157
145	J.B. Hunt Transport Services, Inc.	4,065
49	Knight Transportation, Inc.	865
33	Localiza Rent a Car S.A.	171
3	Old Dominion Freight Line, Inc. •	94
58	Werner Enterprises, Inc.	945

		16,614

	Utilities - 0.2%
22	ITC Holdings Corp.	974

	Total common stocks (cost $537,097)	$538,756

	Total long-term investments (cost $537,097)	$538,756

SHORT-TERM INVESTMENTS - 2.1%
	Repurchase Agreements - 2.0%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $1,165, collateralized by GNMA 4.50% — 6.50%, 2038 — 2039, value of $1,189)
$1,165	0.18%, 04/30/2009	$1,165
	BNP Paribas Securities Corp. Repurchase Agreement (maturing on 05/01/2009 in the amount of $4,693, collateralized by U.S. Treasury Bond 5.38%, 2031, value of $4,782)
4,693	0.15%, 04/30/2009	4,693

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $1,395, collateralized by FHLMC 4.50% — 6.50%, 2035 — 2039, FNMA 4.50% — 6.50%, 2034 — 2047, value of $1,423)

1,395	0.17%, 04/30/2009	1,395

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $1,949, collateralized by FHLMC 4.00% — 7.00%, 2021 — 2039, FNMA 6.00% — 7.00%, 2034 — 2038, GNMA 4.50% — 7.00%, 2024 — 2039, value of $1,988)

1,949	0.17%, 04/30/2009	1,949
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $7, collateralized by U.S. Treasury Bond 7.50%, 2024, value of $7)
7	0.14%, 04/30/2009	7
	UBS Securities, Inc. Repurchase Agreement (maturing on 05/01/2009 in the amount of $1,313, collateralized by U.S. Treasury Bond 7.50%, 2024, value of $1,342)
1,313	0.13%, 04/30/2009	1,313
The accompanying notes are an integral part of these financial statements.

7

The Hartford Small Company Fund
Schedule of Investments — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 2.1% — (continued)
	Repurchase Agreements - 2.0% — (continued)

UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $420, collateralized by FHLMC 8.00% — 15.00%, 2009 — 2021, FNMA 3.50% — 15.50%, 2012 — 2039, value of $429)

$420	0.16%, 04/30/2009		$420

			10,942

	U.S. Treasury Bills - 0.1%
750	0.18%, 07/16/2009 ▢o		750

	Total short-term investments (cost $11,692)		$11,692

	Total investments (cost $548,789)▲	100.1%	$550,448

	Other assets and liabilities	(0.1)%	(718)

	Total net assets	100.0%	$549,730

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 3.67% of total net assets at April 30, 2009.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.
▲	At April 30, 2009, the cost of securities for federal income tax purposes was $557,844 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$51,195
Unrealized Depreciation	(58,591)

Net Unrealized Depreciation	$(7,396)

•	Currently non-income producing.

o	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

▢	Security pledged as initial margin deposit for open futures contracts at April 30, 2009.
Futures Contracts Outstanding at April 30, 2009

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)
Russell 2000 Mini	78	Long	Jun 2009	$393

*	The number of contracts does not omit 000’s.
╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.
FAS 157 Disclosure of Investment Valuation Hierarchy Levels

Assets:
Investment in securities — Level 1	$532,153
Investment in securities — Level 2	18,295

Total	$550,448

Other financial instruments — Level 1 *	$393

Total	$393

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.
The accompanying notes are an integral part of these financial statements.

8

The Hartford Small Company Fund
Statement of Assets and Liabilities
April 30, 2009 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at fair value (cost $548,789)	$550,448
Cash	2,928
Receivables:
Investment securities sold	32,921
Fund shares sold	988
Dividends and interest	144
Variation margin	24
Other assets	189

Total assets	587,642

Liabilities:
Payables:
Investment securities purchased	36,997
Fund shares redeemed	588
Investment management fees	72
Distribution fees	20
Variation margin	43
Accrued expenses	192

Total liabilities	37,912

Net assets	$549,730

Summary of Net Assets:
Capital stock and paid-in-capital	824,414
Accumulated net investment loss	(1,161)
Accumulated net realized loss on investments and foreign currency transactions	(275,574)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	2,051

Net assets	$549,730

Shares authorized	500,000

Par value	$0.001

Class A: Net asset value per share/Maximum offering price per share	$12.15/$12.85

Shares outstanding	20,226

Net assets	$245,664

Class B: Net asset value per share	$10.85

Shares outstanding	1,535

Net assets	$16,648

Class C: Net asset value per share	$10.83

Shares outstanding	3,310

Net assets	$35,835

Class I: Net asset value per share	$12.24

Shares outstanding	880

Net assets	$10,778

Class R3: Net asset value per share	$12.86

Shares outstanding	655

Net assets	$8,421

Class R4: Net asset value per share	$12.97

Shares outstanding	2,016

Net assets	$26,154

Class R5: Net asset value per share	$13.06

Shares outstanding	647

Net assets	$8,449

Class Y: Net asset value per share	$13.11

Shares outstanding	15,089

Net assets	$197,781

The accompanying notes are an integral part of these financial statements.

9

The Hartford Small Company Fund
Statement of Operations
For the Six Month Period Ended April 30, 2009 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$1,815
Interest	12
Securities lending	49
Less: Foreign tax withheld	(32)

Total investment income	1,844

Expenses:
Investment management fees	2,052
Transfer agent fees	647
Distribution fees
Class A	287
Class B	84
Class C	173
Class R3	12
Class R4	26
Custodian fees	22
Accounting services	40
Registration and filing fees	58
Board of Directors’ fees	4
Audit fees	8
Other expenses	119

Total expenses (before waivers and fees paid indirectly)	3,532
Expense waivers	(287)
Transfer agent fee waivers	(199)
Commission recapture	(41)
Custodian fee offset	—

Total waivers and fees paid indirectly	(527)

Total expenses, net	3,005

Net investment loss	(1,161)

Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized loss on investments in securities	(178,369)
Net realized loss on futures	(227)
Net realized loss on foreign currency transactions	(4)

Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions	(178,600)

Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments:
Net unrealized appreciation of investments	140,757
Net unrealized appreciation of futures	199
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	—

Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments	140,956

Net Loss on Investments, Other Financial Instruments and Foreign Currency Transactions	(37,644)

Net Decrease in Net Assets Resulting from Operations	$(38,805)

The accompanying notes are an integral part of these financial statements.

10

The Hartford Small Company Fund
Statement of Changes in Net Assets
(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2009	Year Ended
	(Unaudited)	October 31, 2008
Operations:
Net investment loss	$(1,161)	$(2,066)
Net realized loss on investments, other financial instruments and foreign currency transactions	(178,600)	(94,199)
Net unrealized appreciation (depreciation) of investments and other financial instruments	140,956	(215,903)

Net decrease in net assets resulting from operations	(38,805)	(312,168)

Distributions to Shareholders:
From net realized gain on investments
Class A	—	(32,052)
Class B	—	(6,169)
Class C	—	(7,503)
Class I	—	(439)
Class R3	—	(20)
Class R4	—	(1,013)
Class R5	—	(56)
Class Y	—	(19,626)

Total distributions	—	(66,878)

Capital Share Transactions:
Class A	(7,307)	159,043
Class B	(2,551)	(8,767)
Class C	(1,940)	12,119
Class I	(11)	13,691
Class R3	5,269	4,087
Class R4	8,497	18,065
Class R5	1,379	10,131
Class Y	41,558	89,740

Net increase from capital share transactions	44,894	298,109

Net increase (decrease) in net assets	6,089	(80,937)
Net Assets:
Beginning of period	543,641	624,578

End of period	$549,730	$543,641

Accumulated undistributed (distribution in excess of) net investment income (loss)	$(1,161)	$—

The accompanying notes are an integral part of these financial statements.

11

The Hartford Small Company Fund
Notes to Financial Statements — (Unaudited)
April 30, 2009
(000’s Omitted)
1. Organization:
The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-two portfolios. Financial statements for The Hartford Small Company Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares are sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors through advisory fee-based wrap programs. Classes R3, R4, R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and except that Class B shares automatically convert to Class A shares after 8 years.

Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments will be allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). After the Close Date, existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.
2. Significant Accounting Policies:
The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).
a)	Security Transactions and Investment Income - Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)	Security Valuation - The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary markets, but before the close of the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are

12

significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, ADR’s, exchange traded funds (“ETF’s”)) after the close of the foreign markets but before the close of the Exchange. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Debt securities (other than short-term obligations) held by the Fund are valued on the basis of valuations furnished by an independent pricing service which determines valuations for normal institutional size trading units of debt securities. Securities for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by the Fund’s Board of Directors. Generally, the Fund may use fair valuation in regard to debt securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that mature in 60 days or less are valued at amortized cost, which approximates market value.

Exchange traded equity securities shall be valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time. If it is not possible to determine the last reported sale price or official closing price on the relevant exchange or market at the Valuation Time, the value of the security shall be taken to be the most recent mean between bid and asked prices on such exchange or market at the Valuation Time.

Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

A forward currency contract shall be valued based on the price of the underlying currency at the prevailing interpolated exchange rate, which is a combination of the spot currency rate and the forward currency rate. Spot currency rates and forward currency rates are obtained from an independent pricing service on a daily basis not more than one hour before the Valuation Time.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

13

The Hartford Small Company Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
c)	Foreign Currency Transactions - The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates on portfolio securities from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)	Securities Lending - The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are fully collateralized at all times with cash and/or U.S. Government Securities and/or repurchase agreements. The cash collateral is then invested in short-term money market instruments. The repurchase agreements are fully collateralized by U.S. Government Securities. The adequacy of the collateral for securities on loan is monitored on a daily basis. For instances where the market value of collateral falls below the market value of the securities out on loan, such collateral is supplemented on the following business day.

While securities are on loan, the Fund is subject to the following risks: 1) that the borrower may default on the loan and that the collateral could be inadequate in the event the borrower defaults, 2) that the earnings on the collateral invested may not be sufficient to pay fees incurred in connection with the loan, 3) that the principal value of the collateral invested may decline and may not be sufficient to pay back the borrower for the amount of the collateral posted, 4) that the borrower may use the loaned securities to cover a short sale which may place downward pressure on the market prices of the loaned securities, 5) that return of loaned securities could be delayed and could interfere with portfolio management decisions and 6) that any efforts to recall the securities for purposes of voting a proxy may not be effective. The Fund had no securities out on loan as of April 30, 2009.

e)	Joint Trading Account - Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Hartford Investment Management Company (“Hartford Investment Management”) or Wellington Management Company, LLP (“Wellington”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

f)	Repurchase Agreements - A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2009.

g)	Forward Foreign Currency Contracts - The Fund may enter into forward foreign currency contracts that obligate the Fund to repurchase/replace or sell currencies at specified future dates. Forward foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

Forward foreign currency contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the

14

counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar.

h)	Indexed Securities - The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund uses these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund had no investments in indexed securities as of April 30, 2009.

i)	Fund Share Valuation and Dividend Distributions to Shareholders - Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income are declared and paid annually. Dividends are paid on shares beginning on the business day after the day when the funds used to purchase the shares are collected by the transfer agent for the Fund. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences include but are not limited to foreign currency gains and losses, losses deferred due to wash sales adjustments, adjustments related to Passive Foreign Investment Companies and certain derivatives, and excise tax regulations. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

j)	Use of Estimates - The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

k)	Financial Accounting Standards Board Financial Accounting Standards No. 157 - Effective November 1, 2008, the Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. Fair value is defined under FAS 157 as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Under FAS 157, a fair value measurement should reflect all of the assumptions that market participants would use in pricing the asset or liability, including assumptions about the risk inherent in a particular valuation technique, the effect of a restriction on the sale or use of an asset, and the risk of nonperformance.

Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized, per FAS 157, into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

15

The Hartford Small Company Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
•	Level 1 — Quoted prices in active markets for identical securities. Level 1 includes exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•	Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 includes debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services and foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•	Level 3 — Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes and require significant management judgment or estimation. This category includes broker quoted securities, long dated OTC options and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a good representation of exit price.
Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

FAS 157 also requires that a roll forward reconciliation be shown for all Level 3 securities from the beginning of the reporting period to the end of the reporting period. Part of this reconciliation includes transfers in and/or out of Level 3. For purposes of this reconciliation, transfers in are shown at the end of period fair value and transfers out are shown at the beginning of period fair value. During the six-month period ended April 30, 2009, the Fund held no Level 3 securities.

Refer to the valuation hierarchy levels summary found following the Schedule of Investments.

FASB Staff Position No. 157-4 - In April 2009, FASB released FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP FAS 157-4”). FSP FAS 157-4 provides additional guidance on determining whether a market for a financial asset is not active and a transaction is not distressed when measuring fair value under FAS 157. The FSP also requires additional disclosure detail on debt and equity securities by major investment categories. FSP FAS 157-4 is effective for interim and annual periods ending after June 15, 2009. At this time, management is evaluating the implications of FSP FAS 157-4 and does not believe it will impact valuation but will require additional disclosure. This additional disclosure has not yet been implemented.

l)	Financial Accounting Standards Board Financial Accounting Standards No. 161 - In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires companies to disclose information detailing the objectives and strategies for using derivative instruments, the level of derivative activity entered into by the company and any credit risk-related contingent features of the agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and has not yet implemented the new disclosure standard.

m)	Indemnifications: Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

16

3. Futures and Options:
Futures and Options Transactions - The Fund may invest in futures and options contracts in order to gain exposure to or protect against changes in the market. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. When the Fund enters into such futures contracts, it is required to deposit with a futures commission merchant an amount of “initial margin” of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called variation margin, to and from the broker, are made on a daily basis as the price of the underlying security fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Fund.

At any time prior to the expiration of the futures contract, the Fund may close the position by taking an opposite position, which would effectively terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a gain or loss.

The use of futures contracts involves elements of market risk, which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contracts may decrease the effectiveness of the Fund’s strategy and potentially result in loss. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of April 30, 2009.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period.

The Fund may write (sell) covered options. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase or sell the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option securities or currencies. The Fund receives a premium for writing a call or put option, which is recorded on the Fund’s Statement of Assets and Liabilities and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options. There is a risk of loss from a change in the value of such options, which may exceed the related premiums received. As of April 30, 2009, there were no outstanding written options contracts.
4. Federal Income Taxes:
a)	Federal Income Taxes - For federal income tax purposes, the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and the Fund intends to distribute substantially all of its income and gains during the calendar year ending December 31, 2009. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

17

The Hartford Small Company Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
b)	The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2008	October 31, 2007
Ordinary Income	$43,260	$—
Long-Term Capital Gains *	23,618	34,670

*	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC code Sec. 852(b)(3)(C).
As of October 31, 2008, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Accumulated Capital Losses*	$(87,726)
Unrealized Depreciation†	$(148,153)

Total Accumulated Deficit	$(235,879)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable to the tax deferral of wash sales losses, the mark-to-market adjustment for certain derivatives in accordance with IRC Sec. 1256, the mark to market for Passive Foreign Investment Companies and basis differences in real estate investment trusts.
c)	Reclassification of Capital Accounts - In accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Fund has recorded reclassifications in its capital accounts. These reclassifications had no impact on the NAV of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. As of October 31, 2008, the Fund recorded reclassifications to increase undistributed net investment income by $2,066, increase accumulated net realized gain by $50, and decrease paid in capital by $2,116.

d)	Capital Loss Carryforward - At October 31, 2008 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year	Amount
2016	$87,726

Total	$87,726

e)	Financial Accounting Standards Board Interpretation No. 48 - On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. The Fund adopted FIN 48 for fiscal years beginning after December 15, 2006. Management has evaluated the implications of FIN 48 for all open tax years (tax years ended October 31, 2006 — 2008) and has determined there is no impact to the Fund’s financial statements.

18

5. Expenses:
a)	Investment Management Agreements - Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with The Hartford Mutual Funds, Inc. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management and Wellington for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management and Wellington.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the six-month period ended April 30, 2009; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $250 million	0.8500%
On next $250 million	0.8000%
On next $500 million	0.7500%
On next $500 million	0.7000%
On next $3.5 billion	0.6500%
On next $5 billion	0.6300%
Over $10 billion	0.6200%
b)	Accounting Services Agreement - Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting service fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.016%
On next $5 billion	0.014%
Over $10 billion	0.012%
c)	Operating Expenses - Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the six-month period ended April 30, 2009, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.40%	2.15%	2.15%	1.15%	1.65%	1.35%	1.05%	1.00%
d)	Fees Paid Indirectly - The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the six-month period ended April 30, 2009, these amounts are included in the Statement of Operations.

19

The Hartford Small Company Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Annualized
	Six-Month
	Period	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	Ended April	October 31,	October 31,		October 31,	October 31,	October 31,
	30, 2009	2008	2007		2006	2005	2004
Class A Shares	1.28%	1.38%	1.39%		1.37%	1.35%	1.40%
Class B Shares	1.69	2.01	2.11		2.12	2.10	2.10
Class C Shares	2.00	2.14	2.14		2.11	2.10	2.10
Class I Shares	1.07	1.15	1.12		1.10 *
Class R3 Shares	1.65	1.65	1.65	†
Class R4 Shares	1.31	1.28	1.36	‡
Class R5 Shares	1.05	0.99	1.10	§
Class Y Shares	0.91	0.88	0.90		0.91	0.92	0.94

*	From August 31, 2006 (commencement of operations), through October 31, 2006

†	From December 22, 2006 (commencement of operations), through October 31, 2007

‡	From December 22, 2006 (commencement of operations), through October 31, 2007

§	From December 22, 2006 (commencement of operations), through October 31, 2007
e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares - HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2009, HIFSCO received front-end load sales charges of $182 and contingent deferred sales charges of $18 from the Fund.

The Fund has adopted Distribution and Service Plans in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Funds provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of only up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2009, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $10. These commissions are in turn paid to sales representatives of the broker/dealers.

20

f)	Other Related Party Transactions - Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2009, a portion of the Fund’s chief compliance officer’s salary was paid by the Fund in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO was compensated $499 for providing such services. These fees are accrued daily and paid monthly.
g)	Payments from Affiliate:

The total return in the accompanying financial highlights includes payment from affiliates. Had the payment from affiliates been excluded, the total return for the periods listed below would have been as follows:

		Impact from
		Payment from
	Impact from	Affiliate for	Total Return
	Payment from	Trading	Excluding
	Affiliate for SEC	Reimbursements	Payment from
	Settlement for the	for the	Affiliate for the
	Year Ended	Year Ended	Year Ended
	October 31, 2007	October 31, 2007	October 31, 2007
Class A	0.16%	0.22%	23.41%
Class B	0.18	0.24	22.46
Class C	0.18	0.24	22.37
Class I	0.16	0.22	23.81
Class R3	—	0.20	17.44
Class R4	—	0.20	17.80
Class R5	—	0.20	18.07
Class Y	0.16	0.20	23.99
6.	Investment Transactions:

For the six-month period ended April 30, 2009, the Fund’s aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$522,579
Sales Proceeds Excluding U.S. Government Obligations	478,751

21

The Hartford Small Company Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
7.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2009 and the year ended October 31, 2008:

	For the Six-Month Period Ended April 30, 2009					For the Year Ended October 31, 2008
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	4,513	—	(5,254)	—	(741)	11,324	1,490	(4,107)	—	8,707
Amount	$51,251	$—	$(58,558)	$—	$(7,307)	$201,298	$30,285	$(72,540)	$—	$159,043
Class B
Shares	82	—	(341)	—	(259)	203	317	(1,083)	—	(563)
Amount	$831	$—	$(3,382)	$—	$(2,551)	$3,295	$5,795	$(17,857)	$—	$(8,767)
Class C
Shares	434	—	(652)	—	(218)	1,097	366	(787)	—	676
Amount	$4,474	$—	$(6,414)	$—	$(1,940)	$17,871	$6,702	$(12,454)	$—	$12,119
Class I
Shares	329	—	(353)	—	(24)	1,008	20	(282)	—	746
Amount	$3,822	$—	$(3,833)	$—	$(11)	$17,944	$406	$(4,659)	$—	$13,691
Class R3
Shares	592	—	(152)	—	440	273	1	(66)	—	208
Amount	$7,084	$—	$(1,815)	$—	$5,269	$5,284	$20	$(1,217)	$—	$4,087
Class R4
Shares	910	—	(205)	—	705	1,119	47	(234)	—	932
Amount	$11,003	$—	$(2,506)	$—	$8,497	$21,464	$1,013	$(4,412)	$—	$18,065
Class R5
Shares	216	—	(103)	—	113	595	3	(87)	—	511
Amount	$2,617	$—	$(1,238)	$—	$1,379	$11,698	$57	$(1,624)	$—	$10,131
Class Y
Shares	5,029	—	(1,729)	—	3,300	4,810	901	(1,388)	—	4,323
Amount	$61,795	$(19)	$(20,218)	$—	$41,558	$93,771	$19,626	$(23,657)	$—	$89,740
The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued and Class B shares redeemed) for the six-month period ended April 30, 2009 and the year ended October 31, 2008:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2009	116	$1,297
For the Year Ended October 31, 2008	456	$8,432
8.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. During the six-month period ended April 30, 2009, the Fund did not have any borrowings under this facility.

9.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

22

The Hartford Small Company Fund
Financial Highlights — (Unaudited)

- Selected Per-Share Data - (a)											- Ratios and Supplemental Data -
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
															Net Assets		Net Assets		Net Assets
															Before		After		After
				Net											Waivers		Waivers		Waivers
				Realized											and		and		and
				and Un-			Distrib-			Net					Reimburse-		Reimburse-		Reimburse-
		Net	Pay-	realized		Dividends	utions			Increase	Net			Net	ments and		ments and		ments and		Ratio of Net		Port-
	Net Asset	Invest-	ments	Gain		from Net	from	Distri-		(Decrease)	Asset			Assets at	Including		Including		Excluding		Investment		folio
	Value at	ment	from	(Loss) on	Total from	Invest-	Realized	butions	Total	in Net	Value at			End of	Expenses		Expenses		Expenses		Income to		Turn-
	Beginning	Income	(to)	Invest-	Investment	ment	Capital	from	Distri-	Asset	End of	Total		Period	not Subject		not Subject		not Subject		Average		over
Class	of Period	(Loss)	Affiliate	ments	Operations	Income	Gains	Capital	butions	Value	Period	Return(b)		(000’s)	to Cap(c)		to Cap(c)		to Cap(c)		Net Assets		Rate(d)
For the Six-Month Period Ended April 30, 2009 (Unaudited)
A	$13.09	$(0.03)	$—	$(0.91)	$(0.94)	$—	$—	$—	$—	$(0.94)	$12.15	(7.18	)%(e)	$245,664	1.58	%(f)	1.29	%(f)	1.29	%(f)	(0.53	)%(f)	95%
B	11.71	(0.05)	—	(0.81)	(0.86)	—	—	—	—	(0.86)	10.85	(7.34	) (e)	16,648	2.67	(f)	1.70	(f)	1.70	(f)	(0.94	) (f)	—
C	11.71	(0.07)	—	(0.81)	(0.88)	—	—	—	—	(0.88)	10.83	(7.51	) (e)	35,835	2.36	(f)	2.01	(f)	2.01	(f)	(1.25	) (f)	—
I	13.18	(0.02)	—	(0.92)	(0.94)	—	—	—	—	(0.94)	12.24	(7.13	) (e)	10,778	1.30	(f)	1.08	(f)	1.08	(f)	(0.32	) (f)	—
R3	13.89	(0.03)	—	(1.00)	(1.03)	—	—	—	—	(1.03)	12.86	(7.42	) (e)	8,421	1.71	(f)	1.66	(f)	1.66	(f)	(0.90	) (f)	—
R4	13.98	(0.03)	—	(0.98)	(1.01)	—	—	—	—	(1.01)	12.97	(7.22	) (e)	26,154	1.32	(f)	1.32	(f)	1.32	(f)	(0.56	) (f)	—
R5	14.06	(0.02)	—	(0.98)	(1.00)	—	—	—	—	(1.00)	13.06	(7.11	) (e)	8,449	1.09	(f)	1.06	(f)	1.06	(f)	(0.30	) (f)	—
Y	14.10	(0.01)	—	(0.98)	(0.99)	—	—	—	—	(0.99)	13.11	(6.96	) (e)	197,781	0.92	(f)	0.92	(f)	0.92	(f)	(0.17	) (f)	—
For the Year Ended October 31, 2008
A	24.46	(0.06)	—	(8.68)	(8.74)	—	(2.63)	—	(2.63)	(11.37)	13.09	(39.57)		274,412	1.39		1.39		1.39		(0.39)		183
B	22.30	(0.20)	—	(7.76)	(7.96)	—	(2.63)	—	(2.63)	(10.59)	11.71	(39.95)		21,008	2.31		2.02		2.02		(1.01)		—
C	22.32	(0.18)	—	(7.80)	(7.98)	—	(2.63)	—	(2.63)	(10.61)	11.71	(40.01)		41,294	2.15		2.15		2.15		(1.14)		—
I	24.55	(0.02)	—	(8.72)	(8.74)	—	(2.63)	—	(2.63)	(11.37)	13.18	(39.41)		11,912	1.19		1.15		1.15		(0.15)		—
R3	25.83	(0.07)	—	(9.24)	(9.31)	—	(2.63)	—	(2.63)	(11.94)	13.89	(39.69)		2,990	1.66		1.65		1.65		(0.68)		—
R4	25.91	(0.03)	—	(9.27)	(9.30)	—	(2.63)	—	(2.63)	(11.93)	13.98	(39.51)		18,332	1.29		1.29		1.29		(0.29)		—
R5	25.97	—	—	(9.28)	(9.28)	—	(2.63)	—	(2.63)	(11.91)	14.06	(39.32)		7,510	1.00		1.00		1.00		(0.01)		—
Y	26.00	0.02	—	(9.29)	(9.27)	—	(2.63)	—	(2.63)	(11.90)	14.10	(39.23)		166,183	0.89		0.89		0.89		0.12		—
For the Year Ended October 31, 2007
A	21.58	(0.09)	0.07	4.77	4.75	—	(1.87)	—	(1.87)	2.88	24.46	23.88	(g)	299,819	1.41		1.40		1.40		(0.44)		186
B	19.97	(0.26)	0.10	4.36	4.20	—	(1.87)	—	(1.87)	2.33	22.30	22.97	(g)	52,549	2.28		2.12		2.12		(1.16)		—
C	20.00	(0.23)	0.08	4.34	4.19	—	(1.87)	—	(1.87)	2.32	22.32	22.88	(g)	63,650	2.15		2.15		2.15		(1.19)		—
I	21.59	(0.01)	—	4.84	4.83	—	(1.87)	—	(1.87)	2.96	24.55	24.28	(g)	3,886	1.12		1.12		1.12		(0.16)		—
R3(h)	21.95	(0.07)	—	3.95	3.88	—	—	—	—	3.88	25.83	17.68	(e)	181	1.84	(f)	1.65	(f)	1.65	(f)	(0.69	) (f)	—
R4(i)	21.95	(0.03)	—	3.99	3.96	—	—	—	—	3.96	25.91	18.04	(e)	9,809	1.34	(f)	1.34	(f)	1.34	(f)	(0.54	) (f)	—
R5(j)	21.95	(0.01)	—	4.03	4.02	—	—	—	—	4.02	25.97	18.31	(e)	588	1.07	(f)	1.05	(f)	1.05	(f)	(0.38	) (f)	—
Y	22.73	0.02	0.06	5.06	5.14	—	(1.87)	—	(1.87)	3.27	26.00	24.44	(g)	194,096	0.91		0.91		0.91		0.09		—
For the Year Ended October 31, 2006
A	18.45	(0.18)	—	3.31	3.13	—	—	—	—	3.13	21.58	16.96		194,656	1.48		1.40		1.40		(0.87)		170
B	17.20	(0.36)	—	3.13	2.77	—	—	—	—	2.77	19.97	16.10		52,036	2.32		2.15		2.15		(1.62)		—
C	17.22	(0.32)	—	3.10	2.78	—	—	—	—	2.78	20.00	16.14		47,744	2.23		2.15		2.15		(1.62)		—
I(k)	20.70	(0.01)	—	0.90	0.89	—	—	—	—	0.89	21.59	4.30	(e)	69	1.38	(f)	1.15	(f)	1.15	(f)	(0.58	) (f)	—
Y	19.33	(0.06)	—	3.46	3.40	—	—	—	—	3.40	22.73	17.59		108,770	0.95		0.95		0.95		(0.39)		—
For the Year Ended October 31, 2005
A	15.09	(0.16)	—	3.52	3.36	—	—	—	—	3.36	18.45	22.27		159,577	1.57		1.40		1.40		(0.88)		104
B	14.17	(0.29)	—	3.32	3.03	—	—	—	—	3.03	17.20	21.38		56,664	2.39		2.15		2.15		(1.63)		—
C	14.19	(0.29)	—	3.32	3.03	—	—	—	—	3.03	17.22	21.35		44,564	2.30		2.15		2.15		(1.63)		—
Y	15.74	(0.07)	—	3.66	3.59	—	—	—	—	3.59	19.33	22.81		43,274	0.97		0.97		0.97		(0.43)		—
For the Year Ended October 31, 2004
A	14.28	(0.18)	—	0.99	0.81	—	—	—	—	0.81	15.09	5.67		156,278	1.62		1.45		1.45		(1.15)		142
B	13.51	(0.27)	—	0.93	0.66	—	—	—	—	0.66	14.17	4.88		58,438	2.40		2.15		2.15		(1.85)		—
C	13.52	(0.28)	—	0.95	0.67	—	—	—	—	0.67	14.19	4.96		49,327	2.30		2.15		2.15		(1.85)		—
Y	14.83	(0.06)	—	0.97	0.91	—	—	—	—	0.91	15.74	6.14		15,731	0.99		0.99		0.99		(0.71)		—
Footnotes to Financial Highlight are on the next page.

23

The Hartford Small Company Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)

(a)	Information presented relates to a share outstanding throughout the indicated period.

(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	Not annualized.

(f)	Annualized.

(g)	Total return without the inclusion of the Payments from (to) Affiliate, as noted on the Statement of Operations, can be found in Expenses in the accompanying Notes to Financial Statements.

(h)	Commenced operations on December 22, 2006.

(i)	Commenced operations on December 22, 2006.

(j)	Commenced operations on December 22, 2006.

(k)	Commenced operations on August 31, 2006.

24

The Hartford Small Company Fund
Directors and Officers (Unaudited)
The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.
Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and three of the Fund’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which collectively consist of 100 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.
The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.
Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its officers or directors who are employed by The Hartford.
Non-Interested Directors
Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.
Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.
Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies.
Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee is Chairman and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions. Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm, from August 2004 to August 2005. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).
William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

25

The Hartford Small Company Fund
Directors and Officers (Unaudited) — (continued)
Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.
Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.
Interested Directors and Officers
Thomas M. Marra* (1958) Director since 2002
Mr. Marra has served as President and Chief Operating Officer of The Hartford Financial Services Group, Inc. (“The Hartford”) since 2007. Mr. Marra currently serves as Director of Hartford Life, Inc. (“HL, Inc.”). Mr. Marra served as Chief Operating Officer of Hartford Life Insurance Company, Inc. (“Hartford Life”) (2000-2008), as President of Hartford Life (2002-2008) and as Director of Hartford Life’s Investment Products Division from 1998 to 2000.

*	On February 24, 2009, The Hartford and Mr. Marra determined to enter into a mutually agreed separation whereby Mr. Marra will retire, and his role as an executive officer and employee of The Hartford will terminate, effective July 3, 2009. Mr. Marra will resign his position as a Director of the Fund effective June 25, 2009.
Lowndes A. Smith (1939) Director since 2002, Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.
John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as Chief Executive Officer, President and Director of HL, Inc. Mr. Walters previously served as President of the U.S. Wealth Management Division of Hartford Life, Inc., as Co-Chief Operating Officer of Hartford Life Insurance Company (2007-2008) and as Executive Vice President and Director of its Investment Products Division (2000-2008). Mr. Walters also serves as Chairman of the Board, Chief Executive Officer, President and Director of Hartford Life Insurance Company and as Executive Vice President of The Hartford. In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”).

*	Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 — 2009).
Other Officers
Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 — 2009))
Mr. Arena serves as Executive Vice President of Hartford Life Insurance Company, (“Hartford Life”). Additionally, Mr. Arena is Director and Senior Vice President of Hartford Administrative Services Company, (“HASCO”), Manager, Chief Executive Officer and President of Hartford Investment Financial Services, LLC (“HIFSCO”) and HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division. Mr. Arena joined American Skandia in 1996.
Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.
Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006 and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury, (the “Treasury”), from 2001 to 2006 where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network, (“FinCEN”) from 2005 — 2006.

26

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life Insurance Company. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.
Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant General Counsel and Assistant Vice President of The Hartford and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, Assistant Vice President of Hartford Life, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.
Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life and as Director of its Investment Advisory Group in the Individual Markets Group segment. He also serves as Senior Vice President of HIFSCO and HL Advisors. Prior to joining The Hartford in 2004, Mr. Meyer was with MassMutual which he joined in 1987.
D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life where he serves as Director of mutual fund product management for The Hartford’s mutual funds and 529 college savings businesses. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.
Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 — 2007.
HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2008 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

27

The Hartford Small Company Fund
Expense Example (Unaudited)
Your Fund’s Expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2008 through April 30, 2009.
Actual Expenses
The first column of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	October 31, 2008	Beginning	Ending Account	October 31,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2008 through	expense	1/2	full
	October 31, 2008	April 30, 2009	April 30, 2009	October 31, 2008	April 30, 2009	April 30, 2009	ratio	year	year
Class A	$1,000.00	$928.18	$6.16	$1,000.00	$1,018.39	$6.45	1.29%	181	365
Class B	$1,000.00	$926.55	$8.12	$1,000.00	$1,016.36	$8.49	1.70	181	365
Class C	$1,000.00	$924.85	$9.59	$1,000.00	$1,014.82	$10.04	2.01	181	365
Class I	$1,000.00	$928.67	$5.16	$1,000.00	$1,019.43	$5.40	1.08	181	365
Class R3	$1,000.00	$925.84	$7.92	$1,000.00	$1,016.56	$8.30	1.66	181	365
Class R4	$1,000.00	$927.75	$6.30	$1,000.00	$1,018.24	$6.60	1.32	181	365
Class R5	$1,000.00	$928.87	$5.06	$1,000.00	$1,019.53	$5.30	1.06	181	365
Class Y	$1,000.00	$930.44	$4.40	$1,000.00	$1,020.23	$4.60	0.92	181	365

28

The Hartford Stock Fund

The Hartford Stock Fund
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 4/30/99 — 4/30/09
Growth of a $10,000 investment in Class A which includes Sales Charge
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Investment objective — Seeks long-term growth of capital.
Average Annual Total Returns(2,3,4) (as of 4/30/09)

	Inception	1	5	10	Since
	Date	Year	Year	Year	Inception

Stock A#	7/22/96	-36.65%	-4.03%	-3.78%	3.27%
Stock A##	7/22/96	-40.13%	-5.11%	-4.32%	2.82%
Stock B#	7/22/96	-37.31%	-4.90%	NA*	NA*
Stock B##	7/22/96	-40.44%	-5.28%	NA*	NA*
Stock C#	7/22/96	-37.34%	-4.82%	-4.48%	2.53%
Stock C##	7/22/96	-37.96%	-4.82%	-4.48%	2.53%
Stock I#	7/22/96	-36.58%	-4.01%	-3.77%	3.28%
Stock R3#	7/22/96	-36.99%	-3.94%	-3.48%	3.63%
Stock R4#	7/22/96	-36.79%	-3.80%	-3.41%	3.69%
Stock R5#	7/22/96	-36.59%	-3.66%	-3.34%	3.74%
Stock Y#	7/22/96	-36.57%	-3.62%	-3.32%	3.76%

#	Without sales charge

##	With sales charge

NA	Not Applicable

*	10 year and inception returns are not applicable for Class B because after 8 years Class B converts to Class A.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(3)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2009, which excludes investment transactions as of this date.

(4)	Class C shares commenced operations on 7/31/98. Performance prior to 7/31/98 reflects Class B performance less Class C sales charges where applicable. Class I shares commenced operations on 5/30/08. Performance prior to 5/30/08 reflects Class A performance. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

Portfolio Managers
Steven T. Irons, CFA	Peter I. Higgins, CFA
Senior Vice President, Partner	Senior Vice President, Partner
How did the Fund perform?
The Class A shares of The Hartford Stock Fund returned -1.15%, before sales charge, for the six-month period ended April 30, 2009, outperforming its benchmark, the S&P 500 Index which returned -8.53% for the same period. The Fund also outperformed the -7.12% return of the average fund in the Lipper Large Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
The six-month period ended April 30, 2009 was one of the most volatile in history, reflecting investors’ fluctuating reactions to economic data releases and the U.S. government’s involvement to help mitigate the financial crisis. The broad U.S. equity market registered its sixth straight quarterly decline in the first quarter of 2009, but ended the period with a sharp rebound from mid-March lows.
Large cap stocks (-8.5%) trailed mid (-0.2%) and small (-8.4%) cap stocks during the period, as measured by the S&P 500 , S&P MidCap 400, and Russell 2000 indices, respectively. Growth stocks (-2%) significantly outperformed Value stocks (-13%), as measured by the Russell 1000 Growth and Russell 1000 Value indices, respectively. Seven of ten sectors within the S&P 500 Index posted negative returns. Financials (-29%), Industrials (-13%), and Energy (-10%) were the biggest laggards, while Information Technology (6%), Consumer Discretionary (4%), and

2

Telecommunication Services (3%) were the only sectors to post positive returns.
The Fund’s outperformance versus the benchmark was driven by security selection, which was strongest in Health Care, Financials, and Consumer Discretionary. Sector positioning, which is a result of bottom-up (i.e. stock by stock fundamental research) security selection, contributed modestly to performance as overweight (i.e. the Fund’s sector position was greater than the benchmark position) allocations to the Information Technology, Health Care, and Consumer Discretionary sectors benefited relative results.
Top contributors to relative (i.e. performance of the Fund as measured against the benchmark) and absolute (i.e. total return) performance during the period included Schering-Plough (Health Care), Goldman Sachs (Financials), and Wyeth (Health Care). Schering-Plough’s share price jumped after receiving a takeover offer by Merck. Shares of Goldman Sachs, a leading investment bank, benefited from the firm’s relatively healthy balance sheet and news that the company was exploring ways to pay back its government TARP loans sooner than had been expected. Shares of U.S.-based pharmaceutical company Wyeth moved sharply higher after Pfizer agreed to purchase the company at a significant premium.
Stocks that detracted the most from relative returns during the period were Bank of America (Financials), Delta Air Lines (Industrials), and General Electric (Industrials). Shares of diversified banking company Bank of America fell sharply on weakness in their consumer-oriented loan portfolio and concerns surrounding their acquisition of Merrill Lynch. Delta Airlines’ shares fell during the period on news of soft revenue metrics and a general contraction in demand across the travel industry, which investors feared would overshadow the benefits of industry-wide capacity reductions. General Electric, a U.S. conglomerate, saw its shares fall after the company cut its dividend and investors grew increasingly concerned about its finance unit. Significant detractors from absolute returns also included Wells Fargo (Financials) and JP Morgan Chase (Financials).
What is the outlook?
While investors have stopped worrying—for the moment—about the solvency of the banking system and the freezing of global credit, that concern has shifted to implications of government involvement in private enterprise and the troubling trends in unemployment and corporate profits. In the midst of this uncertainty we continue to focus our efforts on stock-by-stock fundamental research to construct a diversified large-cap core portfolio. We look for companies that exhibit the following qualities: industry leadership, strong balance sheets, solid management, high return on equity, accelerating earnings, and/or attractive valuation with a catalyst. At the end of the period, our bottom-up investment approach resulted in overweight exposures in Financials, Information Technology, and Industrials, as we found a number of attractive investment opportunities in these sectors. The Fund’s largest underweights (i.e. the Fund’s sector position was less than the benchmark position) relative to the S&P 500 were in Utilities, Telecommunication Services, and Consumer Staples.
Diversification by Industry
as of April 30, 2009

Percentage of
Industry	Net Assets
Banks	3.6%
Capital Goods	7.9
Commercial & Professional Services	0.5
Diversified Financials	10.5
Energy	13.9
Food & Staples Retailing	5.2
Food, Beverage & Tobacco	3.6
Health Care Equipment & Services	3.4
Household & Personal Products	1.0
Insurance	0.6
Materials	1.8
Media	4.6
Pharmaceuticals, Biotechnology & Life Sciences	8.4
Real Estate	0.7
Retailing	5.7
Semiconductors & Semiconductor Equipment	4.3
Software & Services	6.4
Technology Hardware & Equipment	9.9
Telecommunication Services	1.5
Transportation	3.5
Utilities	1.3
Short-Term Investments	0.2
Other Assets and Liabilities	1.5

Total	100.0%

3

The Hartford Stock Fund
Schedule of Investments
April 30, 2009 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS — 98.3%
	Banks — 3.6%
49	PNC Financial Services Group, Inc.	$1,961
100	Standard Chartered plc	1,543
766	Washington Mutual, Inc. private placement ⌂ †	76
525	Wells Fargo & Co.	10,505

		14,085

	Capital Goods — 7.9%
83	Cummins, Inc.	2,815
32	Danaher Corp.	1,870
92	Deere & Co.	3,812
15	First Solar, Inc.•	2,809
513	General Electric Co.	6,487
96	Honeywell International, Inc.	2,984
113	Illinois Tool Works, Inc.	3,697
40	Lockheed Martin Corp.	3,149
49	Siemens AG ADR	3,286

		30,909

	Commercial & Professional Services — 0.5%
139	Monster Worldwide, Inc.•	1,913
	Diversified Financials — 10.5%
110	Ameriprise Financial, Inc.	2,893
543	Bank of America Corp.	4,852
412	Discover Financial Services, Inc.	3,353
71	Goldman Sachs Group, Inc.	9,098
185	Invesco Ltd.	2,730
363	JP Morgan Chase & Co.	11,989
428	UBS AG ADR •	5,832

		40,747

	Energy — 13.9%
94	Cameco Corp.	2,142
25	Canadian Natural Resources Ltd. ADR	1,130
20	Chevron Corp.	1,348
81	EOG Resources, Inc.	5,135
197	Exxon Mobil Corp.	13,114
109	Hess Corp.	5,950
73	Marathon Oil Corp.	2,171
242	OAO Gazprom Class S ADR	4,326
58	Occidental Petroleum Corp.	3,242
49	Petro-Canada	1,536
111	Petroleo Brasileiro S.A. ADR	3,709
110	Schlumberger Ltd.	5,399
96	Suncor Energy, Inc. ADR	2,435
63	XTO Energy, Inc.	2,184

		53,821

	Food & Staples Retailing — 5.2%
61	Costco Wholesale Corp.	2,940
81	Kroger Co.	1,743
147	Safeway, Inc.	2,897
184	Supervalu, Inc.	3,015
141	Walgreen Co.	4,425
102	Wal-Mart Stores, Inc.	5,141

		20,161

	Food, Beverage & Tobacco — 3.6%
58	General Mills, Inc.	2,950
191	PepsiCo, Inc.	9,499
92	Unilever N.V. NY Shares ADR	1,815

		14,264

	Health Care Equipment & Services — 3.4%
18	Intuitive Surgical, Inc.•	2,558
121	Medtronic, Inc.	3,878
108	UnitedHealth Group, Inc.	2,535
61	Varian Medical Systems, Inc.•	2,019
44	Zimmer Holdings, Inc.•	1,936

		12,926

	Household & Personal Products — 1.0%
76	Procter & Gamble Co.	3,738

	Insurance — 0.6%
55	ACE Ltd.	2,531

	Materials — 1.8%
138	Cliff’s Natural Resources, Inc.	3,171
47	Potash Corp. of Saskatchewan, Inc.	4,039

		7,210

	Media — 4.6%
633	Comcast Corp. Class A	9,783
175	Time Warner, Inc.	3,814
222	Viacom, Inc. Class B•	4,278

		17,875

	Pharmaceuticals, Biotechnology & Life Sciences — 8.4%
181	Daiichi Sankyo Co., Ltd.	3,023
465	Elan Corp. plc ADR •	2,746
84	Eli Lilly & Co.	2,765
108	Merck & Co., Inc.	2,613
436	Pfizer, Inc.	5,820
179	Schering-Plough Corp.	4,128
239	Shionogi & Co., Ltd.	4,114
66	UCB S.A.	1,802
107	Vertex Pharmaceuticals, Inc.•	3,310
58	Wyeth	2,459

		32,780

	Real Estate — 0.7%
49	Kimco Realty Corp.	584
40	Simon Property Group, Inc.	2,085

		2,669

	Retailing — 5.7%
64	Best Buy Co., Inc.	2,472
2,495	Buck Holdings L.P.⌂•†	4,439
55	Kohl’s Corp.•	2,490
241	Lowe’s Co., Inc.	5,171
107	Nordstrom, Inc.	2,430
256	Staples, Inc.	5,274

		22,276

	Semiconductors & Semiconductor Equipment — 4.3%
216	Applied Materials, Inc.	2,636
84	Intel Corp.	1,331
89	Lam Research Corp.•	2,473
396	Maxim Integrated Products, Inc.	5,367
271	Texas Instruments, Inc.	4,896

		16,703

	Software & Services — 6.4%
101	Accenture Ltd. Class A	2,972
12	Google, Inc.•	4,791
544	Microsoft Corp.	11,029
90	Oracle Corp.•	1,735
The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 98.3% — (continued)
	Software & Services - 6.4% — (continued)
253	Western Union Co.		$4,238

			24,765

	Technology Hardware & Equipment — 9.9%
57	Apple, Inc.•		7,109
651	Cisco Systems, Inc.•		12,570
130	Corning, Inc.		1,899
464	Flextronics International Ltd.•		1,800
104	Hewlett-Packard Co.		3,749
145	NetApp, Inc.•		2,650
196	Qualcomm, Inc.		8,303

			38,080

	Telecommunication Services — 1.5%
69	AT&T, Inc.		1,755
245	MetroPCS Communications, Inc.•		4,192

			5,947

	Transportation — 3.5%
652	Delta Air Lines, Inc.•		4,023
76	FedEx Corp.		4,253
104	United Parcel Service, Inc. Class B		5,438

			13,714

	Utilities — 1.3%
106	Exelon Corp.		4,881

	Total common stocks (cost $484,210)		$381,995

WARRANTS - 0.0%
	Banks 0.0%
96	Washington Mutual, Inc. Private Placement ⌂• †		$—

	Total warrants (cost $—)		$—

	Total long-term investments (cost $484,210)		$381,995

SHORT-TERM INVESTMENTS — 0.2%
	Repurchase Agreements — 0.2%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $158, collateralized by GNMA 4.50% - 6.50%, 2038 - 2039, value of $161)
$157	0.18%, 04/30/2009		$157

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $189, collateralized by FHLMC 4.50% - 6.50%, 2035 - 2039, FNMA 4.50% - 6.50%,
2034 - 2047, value of $193)

189	0.17%, 04/30/2009		189

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $264, collateralized by FHLMC 4.00% - 7.00%, 2021 - 2039, FNMA 6.00% - 7.00%, 2034 - 2038, GNMA 4.50% - 7.00%, 2024 - 2039, value of $269)

264	0.17%, 04/30/2009		264
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $1, collateralized by U.S. Treasury Bond 7.50%, 2024, value of $1)
1	0.14%, 04/30/2009		1

UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $57, collateralized by FHLMC 8.00% - 15.00%, 2009 - 2021, FNMA 3.50% - 15.50%, 2012 - 2039, value of $58)

57	0.16%, 04/30/2009		57

			668

	Total short-term investments (cost $668)		$668

	Total investments (cost $484,878) ▲	98 .5%	$382,663
	Other assets and liabilities	1.5%	5,958

	Total net assets	100.0%	$388,621

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 11.19% of total net assets at April 30, 2009.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

▲	At April 30, 2009, the cost of securities for federal income tax purposes was $505,728 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$17,288
Unrealized Depreciation	(140,353)

Net Unrealized Depreciation	$(123,065)

†	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund’s Board of Directors at April 30, 2009, was $4,515, which represents 1.16% of total net assets. This calculation excludes securities that are principally traded in certain foreign markets and whose prices were adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.
•	Currently non-income producing.
The accompanying notes are an integral part of these financial statements.

5

The Hartford Stock Fund
Schedule of Investments — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period	Shares/
Acquired	Par	Security	Cost Basis

06/2007	2,495	Buck Holdings L.P.	$2,497
04/2008	766	Washington Mutual, Inc. Private Placement	6,700
04/2008	96	Washington Mutual, Inc. Private Placement Warrants	—
The aggregate value of these securities at April 30, 2009 was $4,515 which represents 1.16% of total net assets.
Forward Foreign Currency Contracts Outstanding at April 30, 2009

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value ╪	Amount	Date	(Depreciation)
British Pound (Sell)	$44	$44	05/06/09	$—
Euro (Sell)	51	51	05/06/09	—

				$—

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.
FAS 157 Disclosure of Investment Valuation Hierarchy Levels

Assets:
Investment in securities — Level 1	$366,998
Investment in securities — Level 2	11,150
Investment in securities — Level 3	4,515

Total	$382,663

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Assets:
Securities:
Balance as of October 31, 2008	$2,423

Change in unrealized appreciation w	2,092

Balance as of April 30, 2009	$4,515

w Change in unrealized gains or losses relating to assets still held at April 30, 2009	$2,092

The accompanying notes are an integral part of these financial statements.

6

The Hartford Stock Fund
Statement of Assets and Liabilities
April 30, 2009
(Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at fair value (cost $484,878)	$382,663
Cash	1
Unrealized appreciation on forward foreign currency contracts	—
Receivables:
Investment securities sold	12,949
Dividends and interest	504
Other assets	223

Total assets	396,340

Liabilities:
Unrealized depreciation on forward foreign currency contracts	—
Bank overdraft — foreign cash	—
Payables:
Investment securities purchased	6,643
Fund shares redeemed	648
Investment management fees	47
Distribution fees	27
Accrued expenses	354

Total liabilities	7,719

Net assets	$388,621

Summary of Net Assets:
Capital stock and paid-in-capital	896,854
Accumulated distribution in excess of net investment income	(1,293)
Accumulated net realized loss on investments and foreign currency transactions	(404,725)
Unrealized depreciation of investments	(102,215)

Net assets	$388,621

Shares authorized	500,000

Par value	$0.001

Class A: Net asset value per share/Maximum offering price per share	$13.32/$14.09

Shares outstanding	20,371

Net assets	$271,325

Class B: Net asset value per share	$12.40

Shares outstanding	3,455

Net assets	$42,831

Class C: Net asset value per share	$12.46

Shares outstanding	4,544

Net assets	$56,615

Class I: Net asset value per share	$13.25

Shares outstanding	10

Net assets	$131

Class R3: Net asset value per share	$13.77

Shares outstanding	2

Net assets	$27

Class R4: Net asset value per share	$13.81

Shares outstanding	1

Net assets	$15

Class R5: Net asset value per share	$13.82

Shares outstanding	—

Net assets	$6

Class Y: Net asset value per share	$13.82

Shares outstanding	1,279

Net assets	$17,671

The accompanying notes are an integral part of these financial statements.

7

The Hartford Stock Fund
Statement of Operations
For the Six Month Period Ended April 30, 2009 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$4,709
Interest	1
Securities lending	62
Less: Foreign tax withheld	(89)

Total investment income	4,683

Expenses:
Investment management fees	1,418
Transfer agent fees	1,203
Distribution fees
Class A	320
Class B	224
Class C	274
Class R3	—
Class R4	—
Custodian fees	11
Accounting services	27
Registration and filing fees	54
Board of Directors’ fees	7
Audit fees	13
Other expenses	123

Total expenses (before waivers and fees paid indirectly)	3,674
Expense waivers	(701)
Transfer agent fee waivers	(672)
Commission recapture	(14)
Custodian fee offset	—

Total waivers and fees paid indirectly	(1,387)

Total expenses, net	2,287

Net investment income	2,396

Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized loss on investments in securities	(152,816)
Net realized gain on futures	463
Net realized gain on foreign currency transactions	3,311

Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions	(149,042)

Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	134,651
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(3,293)

Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	131,358

Net Loss on Investments, Other Financial Instruments and Foreign Currency Transactions	(17,684)

Net Decrease in Net Assets Resulting from Operations	$(15,288)

The accompanying notes are an integral part of these financial statements.

8

The Hartford Stock Fund
Statement of Changes in Net Assets
(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2009	Year Ended
	(Unaudited)	October 31, 2008
Operations:
Net investment income	$2,396	$2,741
Net realized loss on investments, other financial instruments and foreign currency transactions	(149,042)	(106,097)
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	131,358	(311,566)

Net decrease in net assets resulting from operations	(15,288)	(414,922)

Distributions to Shareholders:
From net investment income
Class A	(5,545)	(726)
Class B	(142)	—
Class C	(396)	—
Class I	(4)	—
Class R3	—	—
Class R4	(1)	—
Class R5	—	—
Class Y	(412)	(469)

Total distributions	(6,500)	(1,195)

Capital Share Transactions:
Class A	(23,705)	(95,535)
Class B	(12,101)	(55,794)
Class C	(7,557)	(24,459)
Class I	85	100
Class R3	6	(4)
Class R4	(14)	10
Class Y	(27,846)	13,830

Net decrease from capital share transactions	(71,132)	(161,852)

Net decrease in net assets	(92,920)	(577,969)
Net Assets:
Beginning of period	481,541	1,059,510

End of period	$388,621	$481,541

Accumulated undistributed (distribution in excess of) net investment income	$(1,293)	$2,811

The accompanying notes are an integral part of these financial statements.

9

The Hartford Stock Fund
Notes to Financial Statements
April 30, 2009 (Unaudited)
(000’s Omitted)
1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-two portfolios. Financial statements for The Hartford Stock Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares are sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors through advisory fee-based wrap programs. Classes R3, R4, R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and except that Class B shares automatically convert to Class A shares after 8 years.

Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments will be allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). After the Close Date, existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.
2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).
a)	Security Transactions and Investment Income — Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)	Security Valuation — The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary markets, but before the close of the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The

10

circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, ADR’s, exchange traded funds (“ETF’s”)) after the close of the foreign markets but before the close of the Exchange. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange traded equity securities shall be valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time. If it is not possible to determine the last reported sale price or official closing price on the relevant exchange or market at the Valuation Time, the value of the security shall be taken to be the most recent mean between bid and asked prices on such exchange or market at the Valuation Time.

Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

A forward currency contract shall be valued based on the price of the underlying currency at the prevailing interpolated exchange rate, which is a combination of the spot currency rate and the forward currency rate. Spot currency rates and forward currency rates are obtained from an independent pricing service on a daily basis not more than one hour before the Valuation Time.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.
c)	Foreign Currency Transactions — The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates on portfolio securities from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

11

The Hartford Stock Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.
d)	Securities Lending — The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are fully collateralized at all times with cash and/or U.S. Government Securities and/or repurchase agreements. The cash collateral is then invested in short-term money market instruments. The repurchase agreements are fully collateralized by U.S. Government Securities. The adequacy of the collateral for securities on loan is monitored on a daily basis. For instances where the market value of collateral falls below the market value of the securities out on loan, such collateral is supplemented on the following business day.

While securities are on loan, the Fund is subject to the following risks: 1) that the borrower may default on the loan and that the collateral could be inadequate in the event the borrower defaults, 2) that the earnings on the collateral invested may not be sufficient to pay fees incurred in connection with the loan, 3) that the principal value of the collateral invested may decline and may not be sufficient to pay back the borrower for the amount of the collateral posted, 4) that the borrower may use the loaned securities to cover a short sale which may place downward pressure on the market prices of the loaned securities, 5) that return of loaned securities could be delayed and could interfere with portfolio management decisions and 6) that any efforts to recall the securities for purposes of voting a proxy may not be effective. The Fund had no securities out on loan as of April 30, 2009.

e)	Joint Trading Account — Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Wellington Management Company, LLP (“Wellington”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

f)	Repurchase Agreements — A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2009.

g)	Forward Foreign Currency Contracts — The Fund may enter into forward foreign currency contracts that obligate the Fund to repurchase/replace or sell currencies at specified future dates. Forward foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

Forward foreign currency contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar.

h)	Indexed Securities — The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund uses these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund had no investments in indexed securities as of April 30, 2009.

12

i)	Fund Share Valuation and Dividend Distributions to Shareholders — Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income are declared and paid annually. Dividends are paid on shares beginning on the business day after the day when the funds used to purchase the shares are collected by the transfer agent for the Fund. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences include but are not limited to foreign currency gains and losses, losses deferred due to wash sales adjustments, adjustments related to Passive Foreign Investment Companies and certain derivatives, and excise tax regulations. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

j)	Illiquid and Restricted Securities — The Fund is permitted to invest up to 15% of its net assets in illiquid securities. “Illiquid Securities” are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund, as shown in the Schedule of Investments, had illiquid or restricted securities as of April 30, 2009.

k)	Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

l)	Financial Accounting Standards Board Financial Accounting Standards No. 157 — Effective November 1, 2008, the Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. Fair value is defined under FAS 157 as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Under FAS 157, a fair value measurement should reflect all of the assumptions that market participants would use in pricing the asset or liability, including assumptions about the risk inherent in a particular valuation technique, the effect of a restriction on the sale or use of an asset, and the risk of nonperformance.

13

The Hartford Stock Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized, per FAS 157, into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 — Quoted prices in active markets for identical securities. Level 1 includes exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•	Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 includes debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services and foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•	Level 3 — Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes and require significant management judgment or estimation. This category includes broker quoted securities, long dated OTC options and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a good representation of exit price.
Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.
FAS 157 also requires that a roll forward reconciliation be shown for all Level 3 securities from the beginning of the reporting period to the end of the reporting period. Part of this reconciliation includes transfers in and/or out of Level 3. For purposes of this reconciliation, transfers in are shown at the end of period fair value and transfers out are shown at the beginning of period fair value.
Refer to the valuation hierarchy levels summary and the Level 3 roll forward reconciliation found following the Schedule of Investments.
FASB Staff Position No. 157-4 — In April 2009, FASB released FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP FAS 157-4”). FSP FAS 157-4 provides additional guidance on determining whether a market for a financial asset is not active and a transaction is not distressed when measuring fair value under FAS 157. The FSP also requires additional disclosure detail on debt and equity securities by major investment categories. FSP FAS 157-4 is effective for interim and annual periods ending after June 15, 2009. At this time, management is evaluating the implications of FSP FAS 157-4 and does not believe it will impact valuation but will require additional disclosure. This additional disclosure has not yet been implemented.
m)	Financial Accounting Standards Board Financial Accounting Standards No. 161 — In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires companies to disclose information detailing the objectives and strategies for using derivative instruments, the level of derivative activity entered into by the company and any credit risk-related contingent features of the agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and has not yet implemented the new disclosure standard.

n)	Indemnifications: Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The

14

Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
3.	Federal Income Taxes:
a)	Federal Income Taxes — For federal income tax purposes, the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and the Fund intends to distribute substantially all of its income and gains during the calendar year ending December 31, 2009. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2008	October 31, 2007
Ordinary Income	$1,195	$4,121
As of October 31, 2008, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$6,075
Accumulated Capital Losses*	$(234,833)
Unrealized Depreciation†	$(257,687)

Total Accumulated Deficit	$(486,445)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable to the tax deferral of wash sales losses, the mark-to-market adjustment for certain derivatives in accordance with IRC Sec. 1256, the mark to market for Passive Foreign Investment Companies and basis differences in real estate investment trusts.
c)	Reclassification of Capital Accounts — In accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Fund has recorded reclassifications in its capital accounts. These reclassifications had no impact on the NAV of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. As of October 31, 2008, the Fund recorded reclassifications to increase undistributed net investment income by $86 and decrease accumulated net realized loss by $86.

15

The Hartford Stock Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
d)	Capital Loss Carryforward — At October 31, 2008 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year	Amount
2011	$138,221
2016	96,612

Total	$234,833

e)	Financial Accounting Standards Board Interpretation No. 48 — On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. The Fund adopted FIN 48 for fiscal years beginning after December 15, 2006. Management has evaluated the implications of FIN 48 for all open tax years (tax years ended October 31, 2006 — 2008) and has determined there is no impact to the Fund’s financial statements.
4.	Expenses:
a)	Investment Management Agreements — Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with The Hartford Mutual Funds, Inc. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington.

The schedule below reflects the rates of compensation paid to HIFSCO for investment advisory services rendered during the six-month period ended April 30, 2009; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.7500%
On next $500 million	0.7000%
On next $4 billion	0.6500%
On next $5 billion	0.6475%
Over $10 billion	0.6450%
b)	Accounting Services Agreement — Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting service fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

16

c)	Operating Expenses — Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the six-month period ended April 30, 2009, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.25%	NA	NA	1.00%	1.50%	1.20%	0.90%	NA
d)	Fees Paid Indirectly — The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the six-month period ended April 30, 2009, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Annualized
	Six-Month
	Period	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Ended April	October 31,	October 31,	October 31,	October 31,	October 31,
	30, 2009	2008	2007	2006	2005	2004
Class A Shares	0.87%	1.17%	1.27%	1.26%	1.31%	1.42%
Class B Shares	2.17	2.08	2.10	2.10	2.21	2.18
Class C Shares	2.17	2.05	1.97	2.01	2.07	2.03
Class I Shares	0.91	0.76 *
Class R3 Shares	1.50	1.50	1.51 †
Class R4 Shares	1.20	1.20	1.19‡
Class R5 Shares	0.90	0.88	0.92§
Class Y Shares	0.86	0.78	0.75	0.76	0.82	0.80

*	From May 30, 2008 (commencement of operations), through October 31, 2008

†	From December 22, 2006 (commencement of operations), through October 31, 2007

‡	From December 22, 2006 (commencement of operations), through October 31, 2007

§	From December 22, 2006 (commencement of operations), through October 31, 2007
e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares — HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2009, HIFSCO received front-end load sales charges of $136 and contingent deferred sales charges of $32 from the Fund.

The Fund has adopted Distribution and Service Plans in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Funds provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of only up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8

17

The Hartford Stock Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2009, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $10. These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions — Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2009, a portion of the Fund’s chief compliance officer’s salary was paid by the Fund in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO was compensated $655 for providing such services. These fees are accrued daily and paid monthly.

g)	Payments from Affiliate:

The total return in the accompanying financial highlights includes payment from affiliates. Had the payment from affiliates been excluded, the total return for the periods listed below would have been as follows:

	Impact from	Total Return
	Payment from	Excluding
	Affiliate for SEC	Payment from
	Settlement for the	Affiliate for the
	Year Ended	Year Ended
	October 31, 2007	October 31, 2007
Class A	0.13%	16.67%
Class B	0.14	15.72
Class C	0.14	15.86
Class Y	0.12	17.31
5.	Affiliate Holdings:
As of April 30, 2009, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class I	5
Class R3	—	*
Class R4	—	*
Class R5	—	*

*	Due to the presentation of the financial statements in thousands, the number of shares held round to zero.

18

6.	Investment Transactions:

For the six-month period ended April 30, 2009, the Fund’s aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$158,242
Sales Proceeds Excluding U.S. Government Obligations	236,082
7.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2009 and the year ended October 31, 2008:

	For the Six-Month Period Ended April 30, 2009					For the Year Ended October 31, 2008
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	1,264	445	(3,719)	—	(2,010)	2,665	31	(7,525)	—	(4,829)
Amount	$15,051	$5,393	$(44,149)	$—	$(23,705)	$54,575	$705	$(150,815)	$—	$(95,535)
Class B
Shares	101	12	(1,214)	—	(1,101)	158	—	(3,108)	—	(2,950)
Amount	$1,111	$138	$(13,350)	$—	$(12,101)	$2,991	$—	$(58,785)	$—	$(55,794)
Class C
Shares	154	32	(870)	—	(684)	195	—	(1,503)	—	(1,308)
Amount	$1,738	$366	$(9,661)	$—	$(7,557)	$3,508	$—	$(27,967)	$—	$(24,459)
Class I
Shares	13	—	(8)	—	5	5	—	—	—	5
Amount	$160	$4	$(79)	$—	$85	$100	$—	$—	$—	$100
Class R3
Shares	1	—	—	—	1	—	—	(1)	—	(1)
Amount	$6	$—	$—	$—	$6	$11	$—	$(15)	$—	$(4)
Class R4
Shares	—	—	(1)	—	(1)	—	—	—	—	—
Amount	$—	$1	$(15)	$—	$(14)	$10	$—	$—	$—	$10
Class R5
Shares	—	—	—	—	—	—	—	—	—	—
Amount	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Class Y
Shares	152	33	(2,348)	—	(2,163)	903	20	(358)	—	565
Amount	$1,980	$412	$(30,238)	$—	$(27,846)	$19,420	$469	$(6,059)	$—	$13,830
The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued and Class B shares redeemed) for the six-month period ended April 30, 2009 and the year ended October 31, 2008:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2009	436	$5,168
For the Year Ended October 31, 2008	1,152	$23,840
8.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. During the six-month period ended April 30, 2009, the Fund did not have any borrowings under this facility.

19

The Hartford Stock Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
9.	Proposed Reorganization:

On May 6, 2009, the Board of Directors (“Board”) of The Hartford Mutual Funds, Inc. (“Company”) approved a Form of Agreement and Plan of Reorganization (“Reorganization Agreement”) that provides for the reorganization of a series of the Company, The Hartford Stock Fund, into another series of the Company, The Hartford Dividend and Growth Fund (“Reorganization”). The Reorganization does not require shareholder approval.

Effective as of the close of business on July 31, 2009, in anticipation of the Reorganization, shares of Classes A, B, C, I, R3, R4, R5 and Y of The Hartford Stock Fund will no longer be sold to new investors or existing shareholders (except through reinvested dividends) or be eligible for exchanges from other Hartford Mutual Funds.

The Board, including all of the Directors who are not “interested persons” of the Company (as that term is defined in the Investment Company Act of 1940, as amended) (“Independent Directors”), carefully considered the proposed Reorganization and have determined that it (1) is in the best interests of The Hartford Stock Fund and The Hartford Dividend and Growth Fund (each, a “Fund” and collectively, the “Funds”) and (2) would not result in a dilution of the interests of shareholders of either Fund. In making these determinations, the Board considered that the Reorganization will provide shareholders of The Hartford Stock Fund with (a) a comparable investment and (b) the enhanced potential to realize economies of scale.

The Reorganization is expected to occur on or about October 2, 2009 or on such later date as the officers of the Company determine (“Closing Date”). As of the close of business on the Closing Date, pursuant to the Reorganization Agreement, each holder of Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y shares of The Hartford Stock Fund will become the owner of corresponding full and fractional shares of The Hartford Dividend and Growth Fund having an aggregate value equal to the aggregate value of his or her shares of The Hartford Stock Fund. While the net asset value per share and number of shares held in such shareholder’s account will differ following the Reorganization, the total value of such shareholder’s account will remain the same.

No sales load, commission or other transactional fee will be imposed as a result of the Reorganization. The Funds’ investment adviser, HIFSCO, has agreed to bear all of the expenses incurred in connection with the Reorganization, except for any brokerage fees and brokerage expenses associated with the Reorganization. In addition, the closing of the Reorganization is contingent upon, among other things, receiving an opinion of counsel that the proposed Reorganization will qualify as a tax-free reorganization for federal income tax purposes. As a result, it is anticipated that shareholders will not recognize any gain or loss in connection with the proposed Reorganization.

Shareholders of The Hartford Stock Fund who determine that they do not wish to become shareholders of The Hartford Dividend and Growth Fund may (1) redeem their shares of The Hartford Stock Fund before the Closing Date or (2) exchange their shares of The Hartford Stock Fund before the Closing Date for shares of another Hartford Mutual Fund by contacting the Company or their broker, financial intermediary, or other financial institution. Please note that a redemption or an exchange of shares of The Hartford Stock Fund will be a taxable event and a shareholder may recognize a gain or loss in connection with that transaction.

10.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

20

The Hartford Stock Fund
Financial Highlights — (Unaudited)

	— Selected Per-Share Data — (a)										— Ratios and Supplemental Data —
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
															Net Assets		Net Assets		Net Assets
															Before		After		After
				Net											Waivers		Waivers		Waivers
				Realized											and		and		and
				and Un-			Distrib-			Net					Reimburse-		Reimburse-		Reimburse-		Ratio of
		Net	Pay-	realized		Dividends	utions			Increase	Net			Net	ments and		ments and		ments and		Net Invest-		Port-
	Net Assets	Invest-	ments	Gain		from Net	from	Distri-		(Decrease)	Asset			Asset at	Including		Including		Excluding		ment		folio
	Value at	ment	from	(Loss) on	Total from	Invest-	Realized	butions	Total	in Net	Value at			End of	Expenses		Expenses		Expenses		Income to		Turn-
	Beginning	Income	(to)	Invest-	Investment	ment	Capital	from	Distri-	Asset	End of	Total		Period	not Subject		not Subject		not Subject		Average		over
Class	of Period	(Loss)	Affiliate	ments	Operations	Income	Gains	Capital	butions	Value	Period	Return(b)		(000’s)	to Cap(c)		to Cap(c)		to Cap(c)		Net Assets		Rate(d)
For the Six-Month Period Ended April 30, 2009 (Unaudited)(e)
A	$13.75	$0.10	$—	$(0.27)	$(0.17)	$(0.26)	$—	$—	$(0.26)	$(0.43)	$13.32	(1.15)	%(f)	$271,325	1.80	%(g)	0.88	%(g)	0.88	%(g)	1.59	%(g)	41%
B	12.65	0.02	—	(0.24)	(0.22)	(0.03)	—	—	(0.03)	(0.25)	12.40	(1.76	) (f)	42,831	2.77	(g)	2.17	(g)	2.17	(g)	0.31	(g)	—
C	12.76	0.02	—	(0.24)	(0.22)	(0.08)	—	—	(0.08)	(0.30)	12.46	(1.76	) (f)	56,615	2.36	(g)	2.17	(g)	2.17	(g)	0.30	(g)	—
I	13.77	0.10	—	(0.29)	(0.19)	(0.33)	—	—	(0.33)	(0.52)	13.25	(1.18	) (f)	131	0.91	(g)	0.91	(g)	0.91	(g)	1.68	(g)	—
R3	14.19	0.06	—	(0.28)	(0.22)	(0.20)	—	—	(0.20)	(0.42)	13.77	(1.48	) (f)	27	1.79	(g)	1.50	(g)	1.50	(g)	0.91	(g)	—
R4	14.29	0.09	—	(0.30)	(0.21)	(0.27)	—	—	(0.27)	(0.48)	13.81	(1.34	) (f)	15	1.44	(g)	1.20	(g)	1.20	(g)	1.47	(g)	—
R5	14.32	0.10	—	(0.28)	(0.18)	(0.32)	—	—	(0.32)	(0.50)	13.82	(1.15	) (f)	6	1.00	(g)	0.90	(g)	0.90	(g)	1.54	(g)	—
Y	14.34	0.11	—	(0.30)	(0.19)	(0.33)	—	—	(0.33)	(0.52)	13.82	(1.21	) (f)	17,671	0.87	(g)	0.87	(g)	0.87	(g)	1.86	(g)	—
For the Year Ended October 31, 2008
A	24.47	0.14	—	(10.83)	(10.69)	(0.03)	—	—	(0.03)	(10.72)	13.75	(43.74)		307,712	1.41		1.18		1.18		0.56		90
B	22.69	(0.21)	—	(9.83)	(10.04)	—	—	—	—	(10.04)	12.65	(44.24)		57,627	2.27		2.09		2.09		(0.36)		—
C	22.89	(0.10)	—	(10.03)	(10.13)	—	—	—	—	(10.13)	12.76	(44.25)		66,725	2.05		2.05		2.05		(0.32)		—
I(h)	21.54	0.07	—	(7.84)	(7.77)	—	—	—	—	(7.77)	13.77	(36.08	) (f)	64	0.76	(g)	0.76	(g)	0.76	(g)	0.91	(g)	—
R3	25.40	0.03	—	(11.16)	(11.13)	(0.08)	—	—	(0.08)	(11.21)	14.19	(43.95)		20	1.65		1.50		1.50		0.21		—
R4	25.47	0.08	—	(11.21)	(11.13)	(0.05)	—	—	(0.05)	(11.18)	14.29	(43.78)		34	1.22		1.20		1.20		0.52		—
R5	25.53	0.18	—	(11.27)	(11.09)	(0.12)	—	—	(0.12)	(11.21)	14.32	(43.62)		6	0.89		0.89		0.89		0.85		—
Y	25.56	0.14	—	(11.20)	(11.06)	(0.16)	—	—	(0.16)	(11.22)	14.34	(43.53)		49,353	0.79		0.79		0.79		0.95		—
For the Year Ended October 31, 2007
A	21.04	0.07	0.03	3.43	3.53	(0.10)	—	—	(0.10)	3.43	24.47	16.82	(i)	665,897	1.37		1.28		1.28		0.26		96
B	19.58	(0.19)	0.04	3.26	3.11	—	—	—	—	3.11	22.69	15.88	(i)	170,341	2.20		2.11		2.11		(0.57)		—
C	19.73	(0.12)	0.03	3.25	3.16	—	—	—	—	3.16	22.89	16.02	(i)	149,640	2.03		1.98		1.98		(0.44)		—
R3(j)	22.66	(0.01)	—	2.75	2.74	—	—	—	—	2.74	25.40	12.09	(f)	42	1.56	(g)	1.51	(g)	1.51	(g)	(0.18	) (g)	—
R4(k)	22.66	0.06	—	2.75	2.81	—	—	—	—	2.81	25.47	12.40	(f)	44	1.25	(g)	1.20	(g)	1.20	(g)	0.29	(g)	—
R5(l)	22.66	0.12	—	2.75	2.87	—	—	—	—	2.87	25.53	12.67	(f)	11	0.97	(g)	0.92	(g)	0.92	(g)	0.57	(g)	—
Y	21.95	0.43	0.06	3.32	3.81	(0.20)	—	—	(0.20)	3.61	25.56	17.45	(i)	73,535	0.81		0.76		0.76		0.82		—
For the Year Ended October 31, 2006 (e)
A	18.39	0.11	—	2.58	2.69	(0.04)	—	—	(0.04)	2.65	21.04	14.65		684,726	1.41		1.28		1.28		0.53		110
B	17.23	(0.05)	—	2.40	2.35	—	—	—	—	2.35	19.58	13.64		223,639	2.23		2.12		2.12		(0.30)		—
C	17.35	(0.04)	—	2.42	2.38	—	—	—	—	2.38	19.73	13.72		161,554	2.08		2.03		2.03		(0.21)		—
Y	19.18	0.21	—	2.70	2.91	(0.14)	—	—	(0.14)	2.77	21.95	15.21		131,759	0.83		0.78		0.78		1.03		—
For the Year Ended October 31, 2005
A	16.76	0.16	—	1.57	1.73	(0.10)	—	—	(0.10)	1.63	18.39	10.36		727,492	1.42		1.33		1.33		0.89		62
B	15.76	—	—	1.47	1.47	—	—	—	—	1.47	17.23	9.33		278,445	2.23		2.23		2.23		(0.02)		—
C	15.84	0.04	—	1.47	1.51	—	—	—	—	1.51	17.35	9.53		182,587	2.09		2.09		2.09		0.17		—
Y	17.49	0.24	—	1.66	1.90	(0.21)	—	—	(0.21)	1.69	19.18	10.91		107,578	0.83		0.83		0.83		1.24		—
For the Year Ended October 31, 2004
A	16.21	0.03	—	0.52	0.55	—	—	—	—	0.55	16.76	3.39		952,606	1.42		1.42		1.42		0.18		29
B	15.35	(0.10)	—	0.51	0.41	—	—	—	—	0.41	15.76	2.67		343,148	2.18		2.18		2.18		(0.59)		—
C	15.41	(0.08)	—	0.51	0.43	—	—	—	—	0.43	15.84	2.79		256,271	2.03		2.03		2.03		(0.44)		—
Y	16.81	0.10	—	0.58	0.68	—	—	—	—	0.68	17.49	4.04		80,932	0.80		0.80		0.80		0.80		—

(a)	Information presented relates to a share outstanding throughout the indicated period.

(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	Per share amounts have been calculated using average shares outstanding method.

(f)	Not annualized.

(g)	Annualized.

(h)	Commenced operations on May 30, 2008.

(i)	Total return without the inclusion of the Payments from (to) Affiliate, as noted on the Statement of Operations, can be found in Expenses in the accompanying Notes to Financial Statements.

(j)	Commenced operations on December 22, 2006.

(k)	Commenced operations on December 22, 2006.

(l)	Commenced operations on December 22, 2006.

21

The Hartford Stock Fund
Directors and Officers (Unaudited)
The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.
Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and three of the Fund’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which collectively consist of 100 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.
The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.
Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its officers or directors who are employed by The Hartford.
Non-Interested Directors
Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.
Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.
Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies.
Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is Chairman and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions. Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm, from August 2004 to August 2005. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).
William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

22

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.
Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.
Interested Directors and Officers
Thomas M. Marra* (1958) Director since 2002

Mr. Marra has served as President and Chief Operating Officer of The Hartford Financial Services Group, Inc. (“The Hartford”) since 2007. Mr. Marra currently serves as Director of Hartford Life, Inc. (“HL, Inc.”). Mr. Marra served as Chief Operating Officer of Hartford Life Insurance Company, Inc. (“Hartford Life”) (2000-2008), as President of Hartford Life (2002-2008) and as Director of Hartford Life’s Investment Products Division from 1998 to 2000.

*	On February 24, 2009, The Hartford and Mr. Marra determined to enter into a mutually agreed separation whereby Mr. Marra will retire, and his role as an executive officer and employee of The Hartford will terminate, effective July 3, 2009. Mr. Marra will resign his position as a Director of the Fund effective June 25, 2009.
Lowndes A. Smith (1939) Director since 2002, Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.
John C. Walters* (1962) Director since 2008

Mr. Walters currently serves as Chief Executive Officer, President and Director of HL, Inc. Mr. Walters previously served as President of the U.S. Wealth Management Division of Hartford Life, Inc., as Co-Chief Operating Officer of Hartford Life Insurance Company (2007-2008) and as Executive Vice President and Director of its Investment Products Division (2000-2008). Mr. Walters also serves as Chairman of the Board, Chief Executive Officer, President and Director of Hartford Life Insurance Company and as Executive Vice President of The Hartford. In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”).

*	Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 – 2009).
Other Officers
Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 – 2009)) Mr. Arena serves as Executive Vice President of Hartford Life Insurance Company, (“Hartford Life”). Additionally, Mr. Arena is Director and Senior Vice President of Hartford Administrative Services Company, (“HASCO”), Manager, Chief Executive Officer and President of Hartford Investment Financial Services, LLC (“HIFSCO”) and HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division. Mr. Arena joined American Skandia in 1996.
Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.
Brian Ferrell (1962) AML Compliance Officer since 2008

Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006 and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury, (the “Treasury”), from 2001 to 2006 where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network, (“FinCEN”) from 2005 — 2006.

23

The Hartford Stock Fund
Directors and Officers (Unaudited) — (continued)
Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006

Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life Insurance Company. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.
Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Assistant General Counsel and Assistant Vice President of The Hartford and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, Assistant Vice President of Hartford Life, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.
Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of Hartford Life and as Director of its Investment Advisory Group in the Individual Markets Group segment. He also serves as Senior Vice President of HIFSCO and HL Advisors. Prior to joining The Hartford in 2004, Mr. Meyer was with MassMutual which he joined in 1987.
D. Keith Sloane (1960) Vice President since 2009

Mr. Sloane is a Senior Vice President of Hartford Life where he serves as Director of mutual fund product management for The Hartford’s mutual funds and 529 college savings businesses. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.
Jane Wolak (1961) Vice President since 2009

Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 – 2007.
HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2008 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

24

The Hartford Stock Fund
Expense Example (Unaudited)
Your Fund’s Expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2008 through April 30, 2009.
Actual Expenses
The first column of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	October 31, 2008	Beginning	Ending Account	October 31,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2008 through	expense	1/2	full
	October 31, 2008	April 30, 2009	April 30, 2009	October 31, 2008	April 30, 2009	April 30, 2009	ratio	year	year
Class A	$1,000.00	$988.46	$4.33	$1,000.00	$1,020.43	$4.40	0.88%	181	365
Class B	$1,000.00	$982.38	$10.66	$1,000.00	$1,014.03	$10.83	2.17	181	365
Class C	$1,000.00	$982.41	$10.66	$1,000.00	$1,014.03	$10.83	2.17	181	365
Class I	$1,000.00	$988.18	$4.48	$1,000.00	$1,020.28	$4.55	0.91	181	365
Class R3	$1,000.00	$985.15	$7.38	$1,000.00	$1,017.35	$7.50	1.50	181	365
Class R4	$1,000.00	$986.56	$5.91	$1,000.00	$1,018.84	$6.00	1.20	181	365
Class R5	$1,000.00	$988.52	$4.43	$1,000.00	$1,020.33	$4.50	0.90	181	365
Class Y	$1,000.00	$987.93	$4.28	$1,000.00	$1,020.48	$4.35	0.87	181	365

25

The Hartford Strategic Income Fund

The Hartford Strategic Income Fund
(subadvised by Hartford Investment Management Company)
Performance Overview(1) 5/31/07 - 4/30/09
Growth of a $10,000 investment in Class A which includes Sales Charge
Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Investment objective — Seeks a high level of current income. Capital appreciation is a secondary objective.
Average Annual Total Returns(2,3) (as of 4/30/09)

	Inception	1	Since
	Date	Year	Inception
Strategic Income A#	5/31/07	-12.87%	-5.76%
Strategic Income A##	5/31/07	-16.79%	-8.00%
Strategic Income B#	5/31/07	-13.69%	-6.52%
Strategic Income B##	5/31/07	-17.75%	-8.26%
Strategic Income C#	5/31/07	-13.49%	-6.35%
Strategic Income C##	5/31/07	-14.31%	-6.35%
Strategic Income I#	5/31/07	-12.72%	-5.42%
Strategic Income Y#	8/31/07	-12.67%	-5.43%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, I and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(3)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2009, which excludes investment transactions as of this date.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Portfolio Managers
Michael Bacevich	Mark Niland, CFA	Nasri Toutoungi
Managing Director	Managing Director	Managing Director

Michael Gray, CFA	Peter Perrotti, CFA*	Edward Vaimberg*
Managing Director	Executive Vice President	Senior Vice President
How did the Fund perform?
The Class A shares of The Hartford Strategic Income Fund returned 8.54%, before sales charge, for the six-month period ended April 30, 2009, versus the return of 7.74% for the Barclays Capital U.S. Aggregate Bond Index, and the 7.69% return of the Lipper Multi-Sector Income Funds category, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Risk premiums (the additional compensation paid to investors to tolerate the increased level of risk in a given asset class relative to Treasuries) saw a slight recovery in the beginning of 2009 as the government announced several initiatives to support financial and consumer credit markets. Programs included the expansion of Term Asset-Backed Loan Facility (TALF) and the introduction of the Public-Private Investment Program (PPIP) which was designed to remove toxic assets from banks’ balance sheets. Highly rated securities in asset backed securities (ABS) and commercial mortgage backed securities (CMBS) sectors benefited from this government action, while investment grade financial debt continued to underperform as the fate of the banking sector remained uncertain.
The Federal Open Market Committee (the Fed) continued to target the overnight Fed funds rate at just above 0%. This accommodative policy kept short maturity Treasury yields low.

2

Longer maturity Treasury yields declined by year end then rose over the January to April time frame. The funding requirements of the government have grown with the introduction of additional stimulus programs and excess supply concerns pushed Treasury yields higher. The concern over excess supply was partially offset with the announcement that the Treasury would purchase these securities outright, but the supply/demand imbalance uncertainty remained. Moreover, concerns of current stimulus leading to future inflation left many market participants backing away from longer duration (i.e. sensitivity to changes in interest rates) securities. As a result, the curve steepened (i.e. short and long term interest rates moved farther apart).
The primary driver of the Fund’s outperformance relative (i.e. performance of the Fund as measured against the benchmark) to the benchmark was strong performance in out-of-benchmark spread (the incremental yield an investor receives for taking on greater credit risk) sectors. Despite worsening economic data and increasing default rates, the high yield market rallied significantly in the beginning of 2009. An out-of-benchmark allocation to the high yield sector was the top contributor of performance for the period.
The continued economic downturn also proved challenging for emerging markets debt, however spreads in this sector eventually retreated from their peak, which proved beneficial to the Fund’s performance.
The Fund was also slightly overweight (i.e. the Fund’s sector position was greater than the benchmark position) in investment grade corporate bonds, with a sector bias towards Industrials. This proved beneficial to Fund performance as these bonds rallied later in the period.
Problems in the housing sector continued to prove troublesome to the mortgage market. This was despite the Fed’s efforts to keep mortgage rates low and relieve pressure in the sector. The Fund holds an allocation to mortgage backed securities (MBS) and the challenges in this market created a drag on Fund performance.
What is the outlook?
Risk premiums across most asset classes reversed course and began to contract as conditions improved and volatility declined. An onslaught of government policy, from fiscal stimulus to quantitative easing, was the primary catalyst and buyers of historically inexpensive corporate debt emerged as more market participants recognized relative value versus equities. Although risk premiums have come off their historical peak, spreads remain significantly wider than in prior recessions.
Government actions have significantly increased the attractiveness of select asset backed securities (ABS) and commercial mortgage backed securities (CMBS). Although these asset classes still face a precarious fundamental environment, the pricing at the top of the capital structure in many of these investments is indicative of an environment far worse than what we expect. Moreover, recognizing the importance of these markets, the government has initiated policy to facilitate a broader buyer base and investor interest. The Term Asset Backed Loan Facility and the Public-Private Investment Plan will likely continue to tighten spreads (i.e. short and long term interest rates moving closer together) as these plans are further implemented.
The U.S. Treasury yield curve is expected to remain in a limited range in the near term. We expect the economy to remain weak through the rest of the year.

*	Effective June 1, 2009, Peter Perrotti and Edward Vaimberg will no longer be involved in the portfolio management of the Fund.
Distribution by Credit Quality

as of April 30, 2009

Percentage of
Long Term
Rating	Holdings
AAA	40.7%
AA	3.7
A	11.8
BBB	14.6
BB	14.4
B	12.0
CCC	1.7
D	0.4
Not Rated	0.7

Total	100.0%

Diversification by Industry
as of April 30, 2009

Percentage of
Industry	Net Assets
Basic Materials	4.0%
Capital Goods	1.4
Consumer Cyclical	3.7
Consumer Staples	2.2
Energy	5.8
Finance	14.3
Foreign Governments	6.3
Health Care	5.2
Services	3.7
Technology	9.2
Transportation	0.7
U.S. Government Agencies	14.4
U.S. Government Securities	16.2
Utilities	4.3
Short-Term Investments	5.9
Other Assets and Liabilities	2.7

Total	100.0%

3

The Hartford Strategic Income Fund
Schedule of Investments
April 30, 2009 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 4.6%
	Finance - 4.6%
	Bank of America Credit Card Trust
$500	5.17%, 06/15/2019	$467
	Bayview Commercial Asset Trust
1,228	7.50%, 09/25/2037 ⌂►	109
	Bayview Financial Acquisition Trust
250	8.05%, 08/28/2047 ⌂	67
	Bear Stearns Commercial Mortgage Securities, Inc.
940	5.12%, 02/11/2041 Δ	809
570	5.41%, 12/11/2040	506
700	5.72%, 09/11/2038 Δ	603
	CBA Commercial Small Balance Commercial Mortgage
4,575	7.25%, 07/25/2039 ⌂►	389
	Citigroup Commercial Mortgage Trust
480	5.43%, 10/15/2049	394
	Credit-Based Asset Servicing and Securitization
86	0.71%, 05/25/2036 ⌂Δ	37
	CS First Boston Mortgage Securities Corp.
270	5.23%, 12/15/2040	231
	GE Capital Commercial Mortgage Corp.
580	5.05%, 07/10/2045 Δ	546
	GMAC Mortgage Corp. Loan Trust
555	6.05%, 12/25/2037 ⌂Δ	178
	Greenwich Capital Commercial Funding Corp.
299	1.69%, 11/05/2021 ⌂•Δ	2
323	1.89%, 11/05/2021 ⌂•Δ	2
470	4.80%, 08/10/2042	392
3,500	5.74%, 12/10/2049 Δ	2,751
360	6.11%, 07/10/2038 Δ	301
	Honda Automotive Receivables Owner Trust
450	5.28%, 01/23/2012	459
	IMPAC Commercial Mortgage Backed Trust
282	1.94%, 02/25/2036 ⌂Δ	68
	JP Morgan Chase Commercial Mortgage Securities Corp.
510	5.34%, 05/15/2047	394
280	5.40%, 05/15/2045	217
	Lehman Brothers Small Balance Commercial
621	5.91%, 06/25/2037 ⌂†	466
	MBNA Credit Card Master Note Trust
300	6.80%, 07/15/2014 ⌂	229
	Morgan Stanley Capital I
960	4.70%, 07/15/2056	841
930	5.01%, 01/14/2042	853
	Renaissance Home Equity Loan Trust, Class M5
100	7.00%, 09/25/2037 ⌂	6
	Renaissance Home Equity Loan Trust, Class M8
125	7.00%, 09/25/2037 ⌂	4
	USAA Automotive Owner Trust
312	4.63%, 05/15/2012	315
	Wachovia Bank Commercial Mortgage Trust
585	5.31%, 11/15/2048	460
	Wells Fargo Alternative Loan Trust
597	6.25%, 11/25/2037 ⌂	322

		12,418

	Total asset & commercial mortgage backed securities (cost $14,043)	$12,418

CORPORATE BONDS: INVESTMENT GRADE - 29.1%
	Basic Materials - 2.3%
	Alcan, Inc.
$255	6.13%, 12/15/2033	$174
	Anglo American Capital plc
1,324	9.38%, 04/08/2014 - 04/08/2019 ■	1,367
	Barrick Gold Corp.
200	6.95%, 04/01/2019	212
	Consol Energy, Inc.
430	7.88%, 03/01/2012	432
	Kimberly-Clark Corp.
1,620	7.50%, 11/01/2018	1,894
	Rio Tinto Finance USA Ltd.
1,175	5.88%, 07/15/2013	1,108
320	9.00%, 05/01/2019	329
	Vale Overseas Ltd.
750	6.88%, 11/21/2036	611

		6,127

	Capital Goods - 0.8%
	Hutchison Whampoa International Ltd.
400	7.63%, 04/09/2019 ■	393
	Tyco International Ltd.
837	8.50%, 01/15/2019	896
	United Technologies Corp.
647	6.13%, 02/01/2019	697
	Xerox Corp.
170	6.35%, 05/15/2018	138

		2,124

	Consumer Cyclical - 0.6%
	CRH America, Inc.
1,340	8.13%, 07/15/2018	1,117
	Safeway, Inc.
470	6.25%, 03/15/2014	499

		1,616

	Consumer Staples - 1.3%
	Altria Group, Inc.
931	10.20%, 02/06/2039	1,025
	Anheuser-Busch InBev
1,005	7.75%, 01/15/2019 ■	1,052
300	8.20%, 01/15/2039 ■	301
	General Mills, Inc.
454	5.65%, 02/15/2019	463
	Unilever Capital Corp.
500	4.80%, 02/15/2019	505

		3,346

	Energy - 3.0%
	Chevron Corp.
600	4.95%, 03/03/2019	613
	ConocoPhillips
946	6.50%, 02/01/2039	937
The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE - 29.1% - (continued)
	Energy - 3.0% - (continued)
	Consumers Energy Co.
$820	6.70%, 09/15/2019	$865
	Diamond Offshore Drilling, Inc.
191	5.88%, 05/01/2019	191
	EnCana Corp.
136	6.50%, 05/15/2019	136
	Gazprom International S.A.
421	7.20%, 02/01/2020 §	379
	Marathon Oil Corp.
307	6.50%, 02/15/2014	319
	Nabors Industries, Inc.
634	9.25%, 01/15/2019 ■	598
	Sempra Energy
523	9.80%, 02/15/2019	597
	Shell International Finance B.V.
520	6.38%, 12/15/2038	553
	Statoilhydro ASA
1,208	5.25%, 04/15/2019	1,236
	TNK-BP Finance S.A.
300	7.50%, 07/18/2016 ■	221
	Valero Energy Corp.
1,320	6.63%, 06/15/2037	1,045
441	9.38%, 03/15/2019	492

		8,182

	Finance - 7.9%
	American Real Estate Partners L.P.
445	7.13%, 02/15/2013	374
	Bank of America Corp.
2,200	2.10%, 04/30/2012	2,214
565	5.65%, 05/01/2018	460
	BP Capital Markets plc
532	5.25%, 11/07/2013	574
	Citigroup, Inc.
595	2.13%, 04/30/2012	598
647	8.30%, 12/21/2057 Δ	394
	Corpoacion Andina De Fomento
204	5.20%, 05/21/2013	193
241	5.75%, 01/12/2017	201
	COX Communications, Inc.
371	6.25%, 06/01/2018 ■	342
325	8.38%, 03/01/2039 ■	315
	ERAC USA Finance Co.
1,176	5.60%, 05/01/2015 ■	907
	Goldman Sachs Capital Trust II
2,077	5.79%, 06/01/2012 ♠Δ	1,027
	Goldman Sachs Group, Inc.
476	6.00%, 05/01/2014	476
	International Lease Finance Corp.
1,500	6.63%, 11/15/2013	937
	Jackson National Life Global Funding
975	5.38%, 05/08/2013 ■	863
	JP Morgan Chase & Co.
1,050	5.13%, 09/15/2014	972
775	6.30%, 04/23/2019	763
605	7.90%, 04/30/2018 ♠	460
	JP Morgan Chase Capital II
230	1.67%, 02/01/2027 Δ	94
	MBNA America Bank N.A.
995	7.13%, 11/15/2012 ■	907
	National City Bank of Ohio
600	4.50%, 03/15/2010	602
	National City Corp.
884	12.00%, 12/10/2012 ♠	765
	Pricoa Global Funding I
500	1.14%, 01/30/2012 ■Δ	375
	Progressive Corp.
241	6.70%, 06/15/2037 Δ	119
	Prudential Financial, Inc.
424	8.88%, 06/15/2038 Δ	229
	State Street Capital Trust III
1,235	8.25%, 03/15/2042 Δ	840
	Transcapitalinvest Ltd.
1,200	5.67%, 03/05/2014 §	951
	UBS Preferred Funding Trust I
1,250	8.62%, 10/01/2010 ♠	626
	Unicredito Italiano Capital Trust
2,000	9.20%, 10/05/2010 ■♠	940
	UnitedHealth Group, Inc.
1,500	6.88%, 02/15/2038	1,304
	USB Capital IX
1,830	6.19%, 04/15/2011 ♠Δ	1,016
	Wells Fargo Bank NA
600	1.45%, 05/16/2016 Δ	408
	Wells Fargo Capital XIII
303	7.70%, 03/26/2013 ♠Δ	194

		21,440

	Foreign Governments - 3.6%
	Brazil (Republic of)
2,150	8.00%, 01/15/2018	2,322
1,130	8.25%, 01/20/2034	1,285
	Colombia (Republic of)
600	7.38%, 03/18/2019	631
	El Salvador (Republic of)
991	7.65%, 06/15/2035 §	793
	Hungary (Republic of)
150	4.75%, 02/03/2015	130
	Malaysian Government
1,360	7.50%, 07/15/2011	1,483
	Peru (Republic of)
800	6.55%, 03/14/2037	774
	Russian Federation Government
732	7.50%, 03/31/2030 §	712
	South Africa (Republic of)
300	5.88%, 05/30/2022	274
	United Mexican States
1,256	5.95%, 03/19/2019	1,250

		9,654

	Health Care - 2.6%
	Abbott Laboratories
557	5.13%, 04/01/2019	570
	Amgen, Inc.
252	6.40%, 02/01/2039	254
	Covidien International
1,500	6.55%, 10/15/2037	1,480
	CVS Caremark Corp.
1,125	6.30%, 06/01/2037 Δ	731
237	6.60%, 03/15/2019	251
	Eli Lilly & Co.
502	4.20%, 03/06/2014	521
236	5.95%, 11/15/2037	230
The accompanying notes are an integral part of these financial statements.

5

The Hartford Strategic Income Fund
Schedule of Investments — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE - 29.1% - (continued)
	Health Care - 2.6% - (continued)
	Pfizer, Inc.
$640	5.35%, 03/15/2015	$688
590	6.20%, 03/15/2019	634
615	7.20%, 03/15/2039	676
	Roche Holdings, Inc.
575	5.00%, 03/01/2014 ■	603
169	6.00%, 03/01/2019 ■	176
279	7.00%, 03/01/2039 ■	303

		7,117

	Services - 0.5%
	Allied Waste North America, Inc.
500	7.13%, 05/15/2016	490
	Comcast Corp.
620	6.30%, 11/15/2017	631
	President & Fellows of Harvard
336	6.00%, 01/15/2019 ■	360

		1,481

	Technology - 4.5%
	AT&T, Inc.
1,150	6.55%, 02/15/2039	1,106
	Cisco Systems, Inc.
1,085	5.90%, 02/15/2039	1,027
	Embarq Corp.
2,700	8.00%, 06/01/2036 ‡	2,241
	Hanaro Telecom, Inc.
460	7.00%, 02/01/2012 ■	444
	Nokia Corp.
242	5.38%, 05/15/2019	235
222	6.63%, 05/15/2039	221
	Qwest Corp.
500	7.25%, 10/15/2035	356
	Rogers Cable, Inc.
390	8.75%, 05/01/2032	418
	Rogers Communications, Inc.
733	7.50%, 03/15/2015	775
	Telecom Italia Capital
1,104	7.72%, 06/04/2038	964
	Time Warner Cable, Inc.
900	8.25%, 04/01/2019	995
	Verizon Wireless
1,524	5.55%, 02/01/2014 ■	1,599
1,312	8.50%, 11/15/2018 ■	1,571

		11,952

	Transportation - 0.2%
	Canadian Pacific Railway Co.
675	5.95%, 05/15/2037	453

	Utilities - 1.8%
	Alabama Power Co.
384	6.00%, 03/01/2039	381
	Duke Energy Corp.
355	6.35%, 08/15/2038	377
222	7.00%, 11/15/2018	254
	Electricite de France
605	6.95%, 01/26/2039 ■	638
	Pacific Gas & Electric Energy Recovery Funding LLC
629	8.25%, 10/15/2018	751
	Public Service Co. of Colorado
860	6.50%, 08/01/2038	919
	Southern California Edison Co.
665	5.75%, 03/15/2014	724
	TransCanada Pipelines Ltd.
814	7.25%, 08/15/2038	849

		4,893

	Total corporate bonds: investment grade (cost $81,760)	$78,385

CORPORATE BONDS: NON-INVESTMENT GRADE - 20.5%
	Basic Materials - 0.7%
	Cenveo, Inc.
$300	10.50%, 08/15/2016 ■	201
	Georgia-Pacific LLC
540	8.25%, 05/01/2016 ■	540
	Goodyear Tire & Rubber Co.
750	6.32%, 12/01/2009 Δ	740
	Graham Packaging Co., Inc.
500	8.50%, 10/15/2012	430

		1,911

	Capital Goods - 0.1%
	L-3 Communications Corp.
410	5.88%, 01/15/2015	375

	Consumer Cyclical - 2.7%
	Aramark Corp.
940	5.00%, 06/01/2012	834
	D.R. Horton, Inc.
945	4.88%, 01/15/2010	931
	Desarrolladora Homes S.A.
521	7.50%, 09/28/2015	393
	Dollarama Group L.P.
700	8.88%, 08/15/2012	665
	ESCO Corp.
640	8.63%, 12/15/2013 ■	519
	KB Home & Broad Home Corp.
450	6.38%, 08/15/2011	430
	Parkson Retail Group Ltd.
1,050	7.88%, 11/14/2011	992
	Pulte Homes, Inc.
850	7.88%, 08/01/2011	848
	SGS International, Inc.
450	12.00%, 12/15/2013	239
	Supervalu, Inc.
900	7.50%, 11/15/2014	873
170	8.00%, 05/01/2016	165
	United Components, Inc.
425	9.38%, 06/15/2013	234

		7,123

	Consumer Staples - 0.4%
	Appleton Papers, Inc.
400	8.13%, 06/15/2011	240
	Constellation Brands, Inc.
905	8.38%, 12/15/2014	914

		1,154

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS: NON-INVESTMENT GRADE - 20.5% - (continued)
	Energy - 1.8%
	Chesapeake Energy Corp.
$375	7.00%, 08/15/2014	$346
775	7.63%, 07/15/2013	740
	Ferrellgas Partners L.P.
870	6.75%, 05/01/2014 ■	785
450	8.75%, 06/15/2012	412
	Inergy L.P.
1,000	8.25%, 03/01/2016	992
	Petrohawk Energy Corp.
725	9.13%, 07/15/2013	711
	Plains Exploration & Production Co.
450	7.63%, 06/01/2018	390
	Sonat, Inc.
500	7.63%, 07/15/2011	495

		4,871

	Finance - 1.2%
	Drummond Co., Inc.
1,410	7.38%, 02/15/2016 ■	1,022
	Ford Motor Credit Co.
750	5.70%, 01/15/2010	705
	LPL Holdings, Inc.
1,070	10.75%, 12/15/2015 ■	931
	Yankee Acquisition Corp.
725	8.50%, 02/15/2015	511

		3,169

	Foreign Governments - 2.7%
	Argentina (Republic of)
1,855	7.00%, 10/03/2015	517
	Indonesia (Republic of)
380	6.88%, 01/17/2018 §	342
1,400	7.25%, 04/20/2015 §	1,326
	Islamic Republic of Pakistan
400	6.88%, 06/01/2017 §	212
	Panama (Republic of)
800	7.13%, 01/29/2026	800
	Philippines (Republic of)
1,100	8.38%, 06/17/2019	1,216
	Turkey (Republic of)
1,180	7.25%, 03/15/2015	1,204
	Venezuela (Republic of)
2,810	5.75%, 02/26/2016	1,602

		7,219

	Health Care - 2.0%
	Biomet, Inc.
700	10.38%, 10/15/2017	674
	HCA, Inc.
500	7.88%, 02/01/2011	490
305	8.50%, 04/15/2019 ■	307
750	9.25%, 11/15/2016	742
	IASIS Healthcare Capital Corp.
700	8.75%, 06/15/2014	688
	Invacare Corp.
100	9.75%, 02/15/2015	101
	Multiplan Corp.
375	10.38%, 04/15/2016 ■	330
	Psychiatric Solutions, Inc.
850	7.75%, 07/15/2015	778
	Skilled Healthcare Group, Inc.
600	11.00%, 01/15/2014	622
	Warner Chilcott Corp.
550	8.75%, 02/01/2015	540

		5,272

	Services - 2.0%
	Affinion Group, Inc.
1,500	11.50%, 10/15/2015	1,080
	AMC Entertainment, Inc.
500	11.00%, 02/01/2016	490
	DirecTV Holdings LLC
475	8.38%, 03/15/2013	482
	Echostar DBS Corp.
550	7.75%, 05/31/2015	523
	FireKeepers Development Authority
500	13.88%, 05/01/2015 ■	360
	Harland Clarke Holdings
455	9.50%, 05/15/2015	273
	Iron Mountain, Inc.
685	8.00%, 06/15/2020	661
	Pinnacle Entertainment, Inc.
380	8.75%, 10/01/2013	366
	TL Acquisitions, Inc.
485	10.50%, 01/15/2015 ■	330
	Videotron Ltee
625	6.88%, 01/15/2014	607
	Virgin Media, Inc.
390	6.50%, 11/15/2016 ۞ ■	284

		5,456

	Technology - 4.4%
	Canwest MediaWorks L.P.
535	9.25%, 08/01/2015 ■	50
	Charter Communications Operating LLC
925	10.88%, 09/15/2014 ■ψ	920
	Cricket Communications, Inc.
370	9.38%, 11/01/2014	366
	CSC Holdings, Inc.
1,250	7.63%, 04/01/2011	1,250
	Frontier Communications Corp.
270	8.25%, 05/01/2014	265
	Intelsat Corp.
400	9.25%, 06/15/2016 ■	386
	Intelsat Jackson Holdings Ltd.
370	11.50%, 06/15/2016 ■	364
	Level 3 Financing, Inc.
1,550	12.25%, 03/15/2013	1,399
	Mediacom LLC
1,550	7.88%, 02/15/2011	1,535
	MetroPCS Wireless, Inc.
1,300	9.25%, 11/01/2014	1,302
	Qwest Communications International, Inc.
1,000	7.50%, 02/15/2014	927
	Seagate Technology International
410	10.00%, 05/01/2014 ■	404
	Sprint Capital Corp.
1,400	7.63%, 01/30/2011	1,349
350	8.75%, 03/15/2032	266
	Windstream Corp.
1,250	8.63%, 08/01/2016	1,244

		12,027

The accompanying notes are an integral part of these financial statements.

7

The Hartford Strategic Income Fund
Schedule of Investments — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS: NON-INVESTMENT GRADE - 20.5% - (continued)
	Transportation - 0.5%
	Continental Airlines, Inc.
$414	7.03%, 06/15/2011	$340
	Grupo Senda Autotransporte
1,195	10.50%, 10/03/2015 ⌂	681
	United Air Lines, Inc.
330	7.19%, 04/01/2011	317

		1,338

	Utilities - 2.0%
	AES Corp.
725	8.00%, 10/15/2017	663
	AES El Salvador Trust
700	6.75%, 02/01/2016 ⌂	338
	Copano Energy LLC
600	8.13%, 03/01/2016	546
	Kinder Morgan, Inc.
550	5.15%, 03/01/2015	473
	Mirant Mid-Atlantic LLC
626	9.13%, 06/30/2017	582
	NRG Energy, Inc.
1,275	7.25%, 02/01/2014	1,231
	Reliant Energy, Inc.
1,300	6.75%, 12/15/2014	1,255
	Texas Competitive Electric Co.
315	10.25%, 11/01/2015	179

		5,267

	Total corporate bonds: non-investment grade (cost $57,758)	$55,182

SENIOR FLOATING RATE INTERESTS: INVESTMENT GRADE ♦ - 0.2%
	Health Care - 0.2%
	Pfizer, Inc.
$565	0.38%, 12/31/2009 ±	$559

	Total senior floating rate interests: investment grade (cost $565)	$559

SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE ♦ - 6.4%
	Basic Materials - 1.0%
	Arizona Chemical Co.
$250	5.93%, 02/27/2014 ± ⌂	$134
	Calumet Lubricants Co., L.P.
115	1.28%, 12/29/2014 ±	74
860	5.24%, 01/03/2015 ±	550
	Coffeyville Resources
235	3.15%, 12/21/2010 ±	194
755	8.75%, 12/21/2013 ±	624
	John Maneely Co.
445	4.11%, 12/08/2013 ±	318
	Newpage Corp.
977	4.79%, 12/21/2014 ±	755

		2,649

	Capital Goods - 0.5%
	MacAndrews Amg Holdings LLC
388	6.18%, 04/17/2012 ± ⌂	263
	WESCO Aircraft Hardware Corp.
500	6.18%, 03/28/2014 ±	348
	Yankee Candle Co.
947	3.21%, 02/06/2014 ±	776

		1,387

	Consumer Cyclical - 0.4%
	Brand Energy & Infrastructure Services
493	4.49%, 02/07/2014 ±	389
	Lear Corp.
994	3.21%, 04/25/2012 ±	415

		804

	Consumer Staples - 0.5%
	Dole Food Co., Inc.
98	1.14%, 04/12/2013 ±	93
173	7.96%, 04/12/2013 ±	163
643	7.97%, 04/12/2013 ±	609
	WM Wrigley Jr. Co.
597	6.50%, 10/06/2014 ±	597

		1,462

	Energy - 1.0%
	Lyondell Chemical Co.
334	5.94%, 12/15/2009 ±ψ	262
1,741	9.17%, 12/15/2009 *±ψ	1,768
	Lyondell Chemical Co., Dutch RC
15	5.75%, 12/20/2013 ±ψ	5
	Lyondell Chemical Co., Dutch Tranche A
35	5.75%, 12/20/2013 ±ψ	12
	Lyondell Chemical Co., German B-1
43	6.00%, 12/20/2014 ±ψ	14
	Lyondell Chemical Co., German B-2
43	6.00%, 12/20/2014 ±ψ	14
	Lyondell Chemical Co., German B-3
43	6.00%, 12/20/2014 ±ψ	14
	Lyondell Chemical Co., Primary RC
56	5.75%, 12/20/2013 ±ψ	19
	Lyondell Chemical Co., Term Loan A
107	5.75%, 12/20/2013 ±ψ	36
	Lyondell Chemical Co., U.S. B-1
187	7.00%, 12/20/2014 ±ψ	62
	Lyondell Chemical Co., U.S. B-2
187	7.00%, 12/20/2014 ±ψ	62
	Lyondell Chemical Co., U.S. B-3
187	7.00%, 12/20/2014 ±ψ	62
	Turbo Beta Ltd.
1,010	14.50%, 03/12/2018 ±⌂†	444

		2,774

	Finance - 0.6%
	BNY Convergex Group LLC & EZE Castle Software
1,500	3.43%, 08/30/2013 ±	1,376
	Realogy Corp.
104	0.35%, 10/05/2013 ±	66
387	4.18%, 10/05/2014 ±	247

		1,689

	Health Care - 0.4%
	Generics International, Inc.
988	4.72%, 11/19/2014 ±⌂	740
The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount			Market Value ╪
SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE ♦ - 6.4% — (continued)
	Health Care - 0.4% — (continued)
	Inverness Medical Innovation, Inc.
$438	4.74%, 06/26/2015 ±		$381

			1,121

	Services - 1.2%
	Centaur LLC
277	9.25%, 10/30/2012 ±		166
	Emdeon Business Services LLC
500	5.89%, 05/16/2014 ±		410
	Golden Nugget, Inc.
250	3.69%, 12/31/2014 ±⌂		40
	Greenwood Racing, Inc.
1,455	2.68%, 11/14/2011 ±		1,237
	New World Gaming Partners Ltd.
500	6.71%, 03/31/2015 ±⌂		75
	Philosophy, Inc.
239	2.43%, 03/17/2014 ±		96
	Telesat Canada
455	3.55%, 09/01/2014 ±		420
39	4.22%, 09/01/2014 ±		36
	WideOpenWest Finance LLC
275	7.49%, 06/29/2015 ±		104
	Yonkers Racing Corp.
723	10.50%, 08/12/2011 ±		703

			3,287

	Technology - 0.3%
	Infor Global Solutions, Delayed Draw Term Loan
257	4.18%, 07/28/2012 ±		190
	Infor Global Solutions, U.S. Term Loan
493	4.18%, 07/28/2012 ±		365
	One Communications Corp.
459	4.53%, 06/30/2012 ±		285

			840

	Utilities - 0.5%
	Astoria Generating Co. Acquisitions LLC
500	4.20%, 08/23/2013 ±		408
	Texas Competitive Electric Holdings Co. LLC
493	3.97%, 10/12/2014 ±		333
	Texas Competitive Electric Holdings Co., LLC
493	3.97%, 10/10/2014 ±		335
	TPF Generation Holdings LLC
375	4.68%, 12/21/2014 ±		305

			1,381

	Total senior floating rate interests: non-investment grade (cost $22,705)		$17,394

U.S. GOVERNMENT AGENCIES - 14.4%
	Federal Home Loan Mortgage Corporation - 4.5%
$1,300	4.13%, 09/27/2013		$1,397
3,000	4.88%, 11/15/2013		3,322
5,554	6.50%, 10/01/2037 - 01/01/2038		5,890
1,398	7.00%, 10/01/2037		1,491

			12,100

	Federal National Mortgage Association - 7.7%
14,456	6.50%, 04/01/2037 - 02/01/2038		15,337
5,201	7.00%, 11/01/2037 - 05/01/2038		5,570

			20,907

	Other Government Agencies - 2.2%
	Small Business Administration Participation Certificates:
2,829	5.16%, 02/01/2028		2,951
2,810	5.31%, 05/01/2027		2,969

			5,920

	Total U.S. government agencies (cost $37,601)		$38,927

U.S. GOVERNMENT SECURITIES - 16.2%
	U.S. Treasury Bonds - 0.9%
$2,594	3.50%, 02/15/2039		$2,350
	U.S. Treasury Notes - 15.3%
8,173	0.88%, 03/31/2011		8,173
9,670	1.50%, 10/31/2010		9,780
14,328	1.75%, 03/31/2014		14,167
241	1.88%, 04/30/2014		240
9,266	2.75%, 02/15/2019		8,975

			43,685

	Total U.S. government securities (cost $44,260)		$43,685

	Total long-term investments (cost $258,692)		$246,550

SHORT-TERM INVESTMENTS - 5.9%
	Investment Pools and Funds - 3.4%
4,530	JP Morgan U.S. Government Money Market Fund	.	$4,530
—	State Street Bank U.S. Government Money Market Fund		—
4,501	Wells Fargo Advantage Government Money Market Fund		4,501

			9,031

	Repurchase Agreements - 2.2%
	BNP Paribas Securities Corp. Repurchase Agreement (maturing on 05/01/2009 in the amount of $4,659, collateralized by U.S. Treasury Bond 5.38%, 2031, value of $4,747)
$4,659	0.15%, 04/30/2009		4,659
	UBS Securities, Inc. Repurchase Agreement (maturing on 05/01/2009 in the amount of $1,303, collateralized by U.S. Treasury Bond 7.50%, 2024, value of $1,333)
1,303	0.13%, 04/30/2009		1,303

			5,962

	U.S. Treasury Bills - 0.3%
800	0.20%, 05/21/2009 □○		800

	Total short-term investments (cost $15,793)		$15,793

	Total investments (cost $274,485) ▲	97.3%	$262,343
	Other assets and liabilities	2.7%	7,224

	Total net assets	100.0%	$269,567

The accompanying notes are an integral part of these financial statements.

9

The Hartford Strategic Income Fund
Schedule of Investments — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 13.20% of total net assets at April 30, 2009.

▲	At April 30, 2009, the cost of securities for federal income tax purposes was $274,524 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$6,586
Unrealized Depreciation	(18,767)

Net Unrealized Depreciation	$(12,181)

†	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund’s Board of Directors at April 30, 2009, was $910, which represents 0.34% of total net assets. This calculation excludes securities that are principally traded in certain foreign markets and whose prices were adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

•	Currently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2009.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at April 30, 2009, was $22,008, which represents 8.16% of total net assets.

§	Securities contain some restrictions as to public resale. These securities comply with Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, and are determined to be liquid. At April 30, 2009, the market value of these securities amounted to $4,715 or 1.75% of total net assets.

♠	Perpetual maturity security. Maturity date shown is the first call date.

۞	Convertible security.

►	The interest rates disclosed for interest only strips represent effective yields based upon estimated future cash flows at April 30, 2009.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

*	The cost of securities purchased on a when-issued or delayed delivery basis at April 30, 2009 was $111.

±	The interest rate disclosed for these securities represents the average coupon as of April 30, 2009.

ψ	The company is in bankruptcy. The investment held by the fund is current with respect to interest payments.

□	Security pledged as initial margin deposit for open futures contracts at April 30, 2009.
Futures Contracts Outstanding at April 30, 2009

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)
2 Year U.S. Treasury Note	33	Long	Jun 2009	$21
5 Year U.S. Treasury Note	121	Long	Jun 2009	$(93)
10 Year U.S. Treasury Note	9	Long	Jun 2009	$(24)
U.S. Long Bond	47	Long	Jun 2009	$(309)

				$(405)

*	The number of contracts does not omit 000’s.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period	Shares/
Acquired	Par	Security	Cost Basis

04/2008	$700	AES El Salvador Trust, 6.75%, 02/01/2016 - Reg S	$653
09/2007	$250	Arizona Chemical Co., 5.93%, 02/27/2014	232
08/2007	$1,228	Bayview Commercial Asset Trust, 7.50%, 09/25/2037 - 144A	171
07/2007	$250	Bayview Financial Acquisition Trust, 8.05%, 08/28/2047	250
05/2007	$4,575	CBA Commercial Small Balance Commercial Mortgage, 7.25%, 07/25/2039 - 144A	376
07/2007	$86	Credit-Based Asset Servicing and Securitization, 0.71%, 05/25/2036 - 144A	84
11/2007	$988	Generics International, Inc., 4.72%, 11/19/2014	978
09/2007	$555	GMAC Mortgage Corp. Loan Trust, 6.05%, 12/25/2037	531
06/2007	$250	Golden Nugget, Inc., 3.69%, 12/31/2014	250
05/2007	$299	Greenwich Capital Commercial Funding Corp., 1.69%, 11/05/2021 - 144A	290
05/2007	$323	Greenwich Capital Commercial Funding Corp., 1.89%, 11/05/2021 - 144A	313
10/2007 - 11/2008	$1,195	Grupo Senda Autotransporte, 10.50%, 10/03/2015 - 144A	1,092
05/2007	$282	IMPAC Commercial Mortgage Backed Trust, 1.94%, 02/25/2036	270
The accompanying notes are an integral part of these financial statements.

10

Period	Shares/
Acquired	Par	Security	Cost Basis

12/2007	$621	Lehman Brothers Small Balance Commercial, 5.91%, 06/25/2037 - 144A	$621
09/2007	$388	MacAndrews Amg Holdings LLC, 6.18%, 04/17/2012	379
08/2007	$300	MBNA Credit Card Master Note Trust, 6.80%, 07/15/2014	303
07/2007	$500	New World Gaming Partners Ltd., 6.71%, 03/31/2015	500
08/2007	$100	Renaissance Home Equity Loan Trust, Class M5, 7.00%, 09/25/2037	76
08/2007	$125	Renaissance Home Equity Loan Trust, Class M8, 7.00%, 09/25/2037	70
06/2008-11/2008	$1,010	Turbo Beta Ltd., 14.50%, 03/12/2018	1,010
03/2008	$597	Wells Fargo Alternative Loan Trust, 6.25%, 11/25/2037	482
The aggregate value of these securities at April 30, 2009 was $4,594 which represents 1.70% of total net assets.

♦	Senior floating rate interests in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The interest rate is the rate in effect at April 30, 2009.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.
FAS 157 Disclosure of Investment Valuation Hierarchy Levels

Assets:
Investment in securities — Level 1	$20,596
Investment in securities — Level 2	236,433
Investment in securities — Level 3	5,314

Total	$262,343

Other financial instruments — Level 1 *	$21

Total	$21

Liabilities:
Other financial instruments — Level 1 *	$426

Total	$426

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Assets:
	Securities:
	Balance as of October 31, 2008	$4,392
	Net realized loss	(1,514)
	Change in unrealized appreciation ♦	794
	Net purchases	105
	Transfers in and /or out of Level 3	1,537

	Balance as of April 30, 2009	$5,314

♦	Change in unrealized gains or losses relating to assets still held at April 30, 2009	$(299)

The accompanying notes are an integral part of these financial statements.

11

The Hartford Strategic Income Fund
Statement of Assets and Liabilities
April 30, 2009 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at fair value (cost $274,485)	$262,343
Cash	134
Foreign currency on deposit with custodian (cost $390)	343
Receivables:
Investment securities sold	2,986
Fund shares sold	4,976
Dividends and interest	3,461
Variation margin	4
Other assets	66

Total assets	274,313

Liabilities:
Payables:
Investment securities purchased	4,006
Fund shares redeemed	335
Investment management fees	24
Dividends	289
Distribution fees	21
Variation margin	12
Accrued expenses	39
Other liabilities	20

Total liabilities	4,746

Net assets	$269,567

Summary of Net Assets:
Capital stock and paid-in-capital	321,347
Accumulated undistributed net investment income	280
Accumulated net realized loss on investments and foreign currency transactions	(39,466)
Unrealized depreciation of investments and the translation of assets and liabilities denominated in foreign currency	(12,594)

Net assets	$269,567

Shares authorized	750,000

Par value	$0.001

Class A: Net asset value per share/Maximum offering price per share	$7.72/$8.08

Shares outstanding	15,567

Net assets	$120,234

Class B: Net asset value per share	$7.72

Shares outstanding	1,318

Net assets	$10,179

Class C: Net asset value per share	$7.74

Shares outstanding	11,712

Net assets	$90,617

Class I: Net asset value per share	$7.74

Shares outstanding	3,716

Net assets	$28,763

Class Y: Net asset value per share	$7.72

Shares outstanding	2,560

Net assets	$19,774

The accompanying notes are an integral part of these financial statements.

12

The Hartford Strategic Income Fund
Statement of Operations
For the Six Month Period Ended April 30, 2009 (Unaudited)
(000’s Omitted)

Investment Income:
Interest	$8,735

Total investment income	8,735

Expenses:
Investment management fees	621
Transfer agent fees	110
Distribution fees
Class A	114
Class B	38
Class C	369
Custodian fees	7
Accounting services	20
Registration and filing fees	43
Board of Directors’ fees	2
Audit fees	5
Other expenses	35

Total expenses (before fees paid indirectly)	1,364
Custodian fee offset	—

Total fees paid indirectly	—

Total expenses, net	1,364

Net investment income	7,371

Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized loss on investments in securities	(30,564)
Net realized gain on futures and swap contracts	3,124
Net realized loss on foreign currency transactions	(441)

Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions	(27,881)

Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	39,186
Net unrealized appreciation of futures	147
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	363

Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	39,696

Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	11,815

Net Increase in Net Assets Resulting from Operations	$19,186

The accompanying notes are an integral part of these financial statements.

13

The Hartford Strategic Income Fund
Statement of Changes in Net Assets
(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2009	Year Ended
	(Unaudited)	October 31, 2008
Operations:
Net investment income	$7,371	$14,226
Net realized loss on investments, other financial instruments and foreign currency transactions	(27,881)	(11,916)
Net unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	39,696	(52,134)

Net increase (decrease) in net assets resulting from operations	19,186	(49,824)

Distributions to Shareholders:
From net investment income
Class A	(2,998)	(5,814)
Class B	(216)	(337)
Class C	(2,169)	(3,800)
Class I	(811)	(1,913)
Class Y	(1,079)	(1,949)

Total distributions	(7,273)	(13,813)

Capital Share Transactions:
Class A	35,844	61,055
Class B	3,432	5,497
Class C	18,758	70,941
Class I	3,052	21,383
Class Y	(18,104)	34,722

Net increase from capital share transactions	42,982	193,598

Net increase in net assets	54,895	129,961
Net Assets:
Beginning of period	214,672	84,711

End of period	$269,567	$214,672

Accumulated undistributed net investment income	$280	$182

The accompanying notes are an integral part of these financial statements.

14

The Hartford Strategic Income Fund
Notes to Financial Statements
April 30, 2009 (Unaudited)
(000’s Omitted)
1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-two portfolios. Financial statements for The Hartford Strategic Income Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares are sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors through advisory fee-based wrap programs. Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and except that Class B shares automatically convert to Class A shares after 8 years.

Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments will be allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). After the Close Date, existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).
a)	Security Transactions and Investment Income - Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary market is considered the date on which the loan allocations are determined. Trade date for senior floating rate loan interests purchased in the secondary market is the date on which the transaction is entered into.

Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)	Security Valuation — The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary markets, but before the close of the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are

15

The Hartford Strategic Income Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings.

Debt securities (other than short-term obligations and senior floating rate interests) held by the Fund are valued on the basis of valuations furnished by an independent pricing service which determines valuations for normal institutional size trading units of debt securities. Senior floating rate interests generally trade in over-the-counter markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by the Fund’s Board of Directors. Generally, the Fund may use fair valuation in regard to debt securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that mature in 60 days or less are valued at amortized cost, which approximates market value.

Options contracts on securities, currencies, indexes, futures contracts, commodities and other instruments shall be valued at their most recent sales price at the Valuation Time on the Primary Market on which the instrument is primarily traded. If the instrument did not trade on the Primary Market, it may be valued at the most recent sales price at the Valuation Time on another exchange or market where it did trade.

Futures contracts are valued at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively. If a settlement price is not available, futures contracts will be valued at the most recent trade price as of the Valuation Time. If there were no trades, the contract shall be valued at the mean of the closing bid/ask prices as of the Valuation Time.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

A forward currency contract shall be valued based on the price of the underlying currency at the prevailing interpolated exchange rate, which is a combination of the spot currency rate and the forward currency rate. Spot currency rates and forward currency rates are obtained from an independent pricing service on a daily basis not more than one hour before the Valuation Time.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Fund’s Board of Directors.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the valuation date.

16

c)	Foreign Currency Transactions - The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates on portfolio securities from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)	Joint Trading Account - Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Hartford Investment Management Company (“Hartford Investment Management”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

e)	Repurchase Agreements - A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2009.

f)	Forward Foreign Currency Contracts — The Fund may enter into forward foreign currency contracts that obligate the Fund to repurchase/replace or sell currencies at specified future dates. Forward foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

Forward foreign currency contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar.

g)	Fund Share Valuation and Dividend Distributions to Shareholders — Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income are declared daily and paid monthly. Dividends are paid on shares beginning on the business day after the day when the funds used to purchase the shares are collected by the transfer agent for the Fund. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

17

The Hartford Strategic Income Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences include but are not limited to foreign currency gains and losses, losses deferred due to wash sales adjustments, adjustments related to Passive Foreign Investment Companies and certain derivatives, and excise tax regulations. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

h)	Illiquid and Restricted Securities — The Fund is permitted to invest up to 15% of its net assets in illiquid securities. “Illiquid Securities” are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund, as shown in the Schedule of Investments, had illiquid or restricted securities as of April 30, 2009.

i)	Securities Purchased on a When-Issued or Delayed-Delivery Basis — Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. As of April 30, 2009, the Fund had entered into outstanding when-issued or forward commitments with a cost of $111.

j)	Credit Risk — Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a Fund which holds securities with higher credit risk may fluctuate more than with less aggressive bond funds.

k)	Senior Floating Rate Interests —The Fund, as shown in the Schedule of Investments, may invest in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the Fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

l)	Prepayment Risks — Most senior floating rate interests and certain debt securities allow for prepayment of principal without penalty. Senior floating rate interests and securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, with respect to securities, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities. Accordingly, the potential for the value of a senior floating rate interest or debt security to increase in response to interest rate declines is limited. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the

18

Schedule of Investments. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

Senior floating rate interests or debt securities purchased to replace a prepaid loan or a debt security may have lower yields than the yield on the prepaid loan or debt security. Senior floating rate interests generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for the Borrower to repay, prepayments of senior floating rate interests may occur. As a result, the actual remaining maturity of senior floating rate interests held may be substantially less than the stated maturities shown in the Schedule of Investments.

m)	Swaps — The Fund may enter into event linked swaps, including credit default swaps. The credit default swap market allows the Fund to manage credit risk through buying and selling credit protection on a specific issuer, an index, or a basket of issuers. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. A Fund will generally not buy protection on issuers that are not currently held by such Fund.

The Fund may enter into interest rate swaps. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate multiplied by a “notional principal amount,” in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates. The Fund had no outstanding swaps as of April 30, 2009.

n)	Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

o)	Financial Accounting Standards Board Financial Accounting Standards No. 157 — Effective November 1, 2008, the Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. Fair value is defined under FAS 157 as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Under FAS 157, a fair value measurement should reflect all of the assumptions that market participants would use in pricing the asset or liability, including assumptions about the risk inherent in a particular valuation technique, the effect of a restriction on the sale or use of an asset, and the risk of nonperformance.

Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized, per FAS 157, into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 — Quoted prices in active markets for identical securities. Level 1 includes exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•	Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 includes debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services and foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

19

The Hartford Strategic Income Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
•	Level 3 — Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes and require significant management judgment or estimation. This category includes broker quoted securities, long dated OTC options and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a good representation of exit price.
Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

FAS 157 also requires that a roll forward reconciliation be shown for all Level 3 securities from the beginning of the reporting period to the end of the reporting period. Part of this reconciliation includes transfers in and/or out of Level 3. For purposes of this reconciliation, transfers in are shown at the end of period fair value and transfers out are shown at the beginning of period fair value.

Refer to the valuation hierarchy levels summary and the Level 3 roll forward reconciliation found following the Schedule of Investments.

FASB Staff Position No. 157-4 — In April 2009, FASB released FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP FAS 157-4”). FSP FAS 157-4 provides additional guidance on determining whether a market for a financial asset is not active and a transaction is not distressed when measuring fair value under FAS 157. The FSP also requires additional disclosure detail on debt and equity securities by major investment categories. FSP FAS 157-4 is effective for interim and annual periods ending after June 15, 2009. At this time, management is evaluating the implications of FSP FAS 157-4 and does not believe it will impact valuation but will require additional disclosure. This additional disclosure has not yet been implemented.

p)	Financial Accounting Standards Board Financial Accounting Standards No. 161 — In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires companies to disclose information detailing the objectives and strategies for using derivative instruments, the level of derivative activity entered into by the company and any credit risk-related contingent features of the agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and has not yet implemented the new disclosure standard.

q)	Indemnifications: Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
3.	Futures and Options:
Futures and Options Transactions — The Fund may invest in futures and options contracts in order to gain exposure to or protect against changes in the market. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. When the Fund enters into such futures contracts, it is required to deposit with a futures commission merchant an amount of “initial margin” of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called variation margin, to and from the broker, are made on a daily basis as the price of the underlying security fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Fund.

20

At any time prior to the expiration of the futures contract, the Fund may close the position by taking an opposite position, which would effectively terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a gain or loss.

The use of futures contracts involves elements of market risk, which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contracts may decrease the effectiveness of the Fund’s strategy and potentially result in loss. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of April 30, 2009.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period.

The Fund may write (sell) covered options. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase or sell the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option securities or currencies. The Fund receives a premium for writing a call or put option, which is recorded on the Fund’s Statement of Assets and Liabilities and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options. There is a risk of loss from a change in the value of such options, which may exceed the related premiums received. As of April 30, 2009, there were no outstanding written options contracts.
4.	Federal Income Taxes:
a)	Federal Income Taxes - For federal income tax purposes, the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and the Fund intends to distribute substantially all of its income and gains during the calendar year ending December 31, 2009. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2008	October 31, 2007 @
Ordinary Income	$13,558	$1,168
Long-Term Capital Gains *	—	1

*	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC code Sec. 852(b)(3)(C).

@	For the period May 15, 2007 (commencement of operations) through October 31, 2007.

21

The Hartford Strategic Income Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
As of October 31, 2008, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$528
Accumulated Capital Losses*	$(12,098)
Unrealized Depreciation†	$(51,777)

Total Accumulated Deficit	$(63,347)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable to the tax deferral of wash sales losses, the mark-to-market adjustment for certain derivatives in accordance with IRC Sec. 1256, the mark to market for Passive Foreign Investment Companies and basis differences in real estate investment trusts.
c)	Reclassification of Capital Accounts - In accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Fund has recorded reclassifications in its capital accounts. These reclassifications had no impact on the NAV of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. As of October 31, 2008, the Fund recorded reclassifications to decrease undistributed net investment income by $412 and increase accumulated net realized gain by $412.

d)	Capital Loss Carryforward - At October 31, 2008 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year	Amount
2016	$12,098

Total	$12,098

e)	Financial Accounting Standards Board Interpretation No. 48 — On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. The Fund adopted FIN 48 for fiscal years beginning after December 15, 2006. Management has evaluated the implications of FIN 48 for all open tax years (tax years ended October 31, 2006 – 2008) and has determined there is no impact to the Fund’s financial statements.
5.	Expenses:
a)	Investment Management Agreements — Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with The Hartford Mutual Funds, Inc. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

22

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the six-month period ended April 30, 2009; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.550%
On next $500 million	0.500%
On next $4 billion	0.475%
On next $5 billion	0.455%
Over $10 billion	0.445%
b)	Accounting Services Agreement — Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting service fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%
c)	Operating Expenses - Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the six-month period ended April 30, 2009, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class Y
1.15%	1.90%	1.90%	0.90%	0.90%
d)	Fees Paid Indirectly - The Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the six-month period ended April 30, 2009, this amount is included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Annualized
	Six-Month
	Period	Year Ended	Year Ended
	Ended April	October 31,	October 31,
	30, 2009	2008	2007
Class A Shares	1.01%	0.61%	0.46	%*
Class B Shares	1.85	1.45	1.25	†
Class C Shares	1.75	1.38	1.26	‡
Class I Shares	0.76	0.38	0.27	§
Class Y Shares	0.65	0.30	0.24	**

*	From May 31, 2007 (commencement of operations), through October 31, 2007

†	From May 31, 2007 (commencement of operations), through October 31, 2007

‡	From May 31, 2007 (commencement of operations), through October 31, 2007

§	From May 31, 2007 (commencement of operations), through October 31, 2007

**	From August 31, 2007 (commencement of operations), through October 31, 2007

23

The Hartford Strategic Income Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
e)	Distribution and Service Plan for Class A, B and C Shares - HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2009, HIFSCO received front-end load sales charges of $707 and contingent deferred sales charges of $50 from the Fund.

The Fund has adopted Distribution and Service Plans in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B and C shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Funds provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of only up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the Distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2009, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $25. These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions — Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2009, a portion of the Fund’s chief compliance officer’s salary was paid by the Fund in an amount, which rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO was compensated $108 for providing such services. These fees are accrued daily and paid monthly.
6.	Investment Transactions:

For the six-month period ended April 30, 2009, the Fund’s aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$94,508
Sales Proceeds Excluding U.S. Government Obligations	107,008
Cost of Purchases for U.S. Government Obligations	126,083
Sales Proceeds for U.S. Government Obligations	87,567

24

7.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2009 and the year ended October 31, 2008:

	For the Six-Month Period Ended April 30, 2009					For the Year Ended October 31, 2008
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	7,282	272	(2,767)	—	4,787	12,059	415	(6,100)	—	6,374
Amount	$54,274	$2,025	$(20,455)	$—	$35,844	$111,930	$3,769	$(54,644)	$—	$61,055
Class B
Shares	582	20	(142)	—	460	816	24	(253)	—	587
Amount	$4,343	$146	$(1,057)	$—	$3,432	$7,570	$214	$(2,287)	$—	$5,497
Class C
Shares	3,784	177	(1,464)	—	2,497	9,710	244	(2,509)	—	7,445
Amount	$28,263	$1,318	$(10,823)	$—	$18,758	$90,974	$2,188	$(22,221)	$—	$70,941
Class I
Shares	1,345	82	(1,038)	—	389	4,628	156	(2,605)	—	2,179
Amount	$10,079	$612	$(7,639)	$—	$3,052	$43,202	$1,415	$(23,234)	$—	$21,383
Class Y
Shares	85	144	(2,667)	—	(2,438)	3,946	218	(256)	—	3,908
Amount	$632	$1,064	$(19,800)	$—	$(18,104)	$34,952	$1,964	$(2,194)	$—	$34,722
The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued and Class B shares redeemed) for the six-month period ended April 30, 2009 and the year ended October 31, 2008:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2009	6	$49
For the Year Ended October 31, 2008	5	$45
8.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. During the six-month period ended April 30, 2009, the Fund did not have any borrowings under this facility.

25

The Hartford Strategic Income Fund
Financial Highlights — (Unaudited)

	— Selected Per-Share Data — (a)											— Ratios and Supplemental Data —
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
															Net Assets		Net Assets		Net Assets
															Before		After		After
				Net											Waivers		Waivers		Waivers
				Realized											and		and		and		Ratio of
				and Un-			Distrib-			Net					Reimburse-		Reimburse-		Reimburse-		Net
		Net	Pay-	realized		Dividends	utions			Increase	Net				ments and		ments and		ments and		Invest-		Port-
	Net Asset	Invest-	ments	Gain		from Net	from	Distri-		(Decrease)	Asset			Net Assets	Including		Including		Excluding		ment		folio
	Value at	ment	from	(Loss) on	Total from	Invest-	Realized	butions	Total	in Net	Value at			at End of	Expenses		Expenses		Expenses		Income to		Turn-
	Beginning	Income	(to)	Invest-	Investment	ment	Capital	from	Distri-	Asset	End of	Total		Period	not Subject		not Subject		not Subject		Average		over
Class	of Period	(Loss)	Affiliate	ments	Operations	Income	Gains	Capital	butions	Value	Period	Return(b)		(000’s)	to Cap(c)		to Cap(c)		to Cap(c)		Net Assets		Rate(d)
For the Six-Month Period Ended April 30, 2009 (Unaudited)
A	$7.35	$0.24	$—	$0.37	$0.61	$(0.24)	$—	$—	$(0.24)	$0.37	$7.72	8.54	%(e)	$120,234	1.01	%(f)	1.01	%(f)	1.01	%(f)	6.66	%(f)	92%
B	7.35	0.21	—	0.37	0.58	(0.21)	—	—	(0.21)	0.37	7.72	8.08	(e)	10,179	1.85	(f)	1.85	(f)	1.85	(f)	5.80	(f)	—
C	7.36	0.22	—	0.38	0.60	(0.22)	—	—	(0.22)	0.38	7.74	8.28	(e)	90,617	1.75	(f)	1.75	(f)	1.75	(f)	5.96	(f)	—
I	7.37	0.26	—	0.36	0.62	(0.25)	—	—	(0.25)	0.37	7.74	8.79	(e)	28,763	0.76	(f)	0.76	(f)	0.76	(f)	6.98	(f)	—
Y	7.35	0.26	—	0.37	0.63	(0.26)	—	—	(0.26)	0.37	7.72	8.73	(e)	19,774	0.65	(f)	0.65	(f)	0.65	(f)	7.32	(f)	—
For the Year Ended October 31, 2008
A	9.75	0.65	—	(2.39)	(1.74)	(0.66)	—	—	(0.66)	(2.40)	7.35	(19.02)		79,242	0.97		0.61		0.61		7.14		132
B	9.75	0.58	—	(2.40)	(1.82)	(0.58)	—	—	(0.58)	(2.40)	7.35	(19.66)		6,308	1.81		1.45		1.45		6.33		—
C	9.76	0.59	—	(2.40)	(1.81)	(0.59)	—	—	(0.59)	(2.40)	7.36	(19.62)		67,863	1.75		1.38		1.38		6.40		—
I	9.77	0.69	—	(2.41)	(1.72)	(0.68)	—	—	(0.68)	(2.40)	7.37	(18.77)		24,508	0.75		0.38		0.38		7.37		—
Y	9.76	0.69	—	(2.41)	(1.72)	(0.69)	—	—	(0.69)	(2.41)	7.35	(18.85)		36,751	0.67		0.30		0.30		7.49		—
From (date shares became available to public) May 31, 2007, through October 31, 2007
A(g)	9.90	0.29	—	(0.14)	0.15	(0.30)	—	—	(0.30)	(0.15)	9.75	1.53	(e)	42,949	1.01	(f)	0.46	(f)	0.46	(f)	7.15	(f)	40
B(h)	9.90	0.26	—	(0.15)	0.11	(0.26)	—	—	(0.26)	(0.15)	9.75	1.21	(e)	2,644	1.80	(f)	1.25	(f)	1.25	(f)	6.42	(f)	—
C(i)	9.90	0.27	—	(0.15)	0.12	(0.26)	—	—	(0.26)	(0.14)	9.76	1.31	(e)	17,275	1.81	(f)	1.26	(f)	1.26	(f)	6.47	(f)	—
I(j)	9.90	0.31	—	(0.13)	0.18	(0.31)	—	—	(0.31)	(0.13)	9.77	1.84	(e)	11,212	0.82	(f)	0.27	(f)	0.27	(f)	7.49	(f)	—
Y(k)	9.57	0.12	—	0.19	0.31	(0.12)	—	—	(0.12)	0.19	9.76	3.28	(e)	10,631	0.80	(f)	0.25	(f)	0.25	(f)	7.73	(f)	—

(a)	Information presented relates to a share outstanding throughout the indicated period.

(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	Not annualized.

(f)	Annualized.

(g)	Commenced operations on May 31, 2007.

(h)	Commenced operations on May 31, 2007.

(i)	Commenced operations on May 31, 2007.

(j)	Commenced operations on May 31, 2007.

(k)	Commenced operations on August 31, 2007.

26

The Hartford Strategic Income Fund
Directors and Officers (Unaudited)
The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.
Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and three of the Fund’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which collectively consist of 100 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.
The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.
Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its officers or directors who are employed by The Hartford.
Non-Interested Directors
Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.
Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.
Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies.
Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee is Chairman and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions. Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm, from August 2004 to August 2005. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).
William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

27

The Hartford Strategic Income Fund
Directors and Officers (Unaudited) — (continued)
Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.
Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.
Interested Directors and Officers
Thomas M. Marra* (1958) Director since 2002
Mr. Marra has served as President and Chief Operating Officer of The Hartford Financial Services Group, Inc. (“The Hartford”) since 2007. Mr. Marra currently serves as Director of Hartford Life, Inc. (“HL, Inc.”). Mr. Marra served as Chief Operating Officer of Hartford Life Insurance Company, Inc. (“Hartford Life”) (2000-2008), as President of Hartford Life (2002-2008) and as Director of Hartford Life’s Investment Products Division from 1998 to 2000.

*	On February 24, 2009, The Hartford and Mr. Marra determined to enter into a mutually agreed separation whereby Mr. Marra will retire, and his role as an executive officer and employee of The Hartford will terminate, effective July 3, 2009. Mr. Marra will resign his position as a Director of the Fund effective June 25, 2009.
Lowndes A. Smith (1939) Director since 2002, Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.
John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as Chief Executive Officer, President and Director of HL, Inc. Mr. Walters previously served as President of the U.S. Wealth Management Division of Hartford Life, Inc., as Co-Chief Operating Officer of Hartford Life Insurance Company (2007-2008) and as Executive Vice President and Director of its Investment Products Division (2000-2008). Mr. Walters also serves as Chairman of the Board, Chief Executive Officer, President and Director of Hartford Life Insurance Company and as Executive Vice President of The Hartford. In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”).

*	Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 – 2009).
Other Officers
Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 – 2009))
Mr. Arena serves as Executive Vice President of Hartford Life Insurance Company, (“Hartford Life”). Additionally, Mr. Arena is Director and Senior Vice President of Hartford Administrative Services Company, (“HASCO”), Manager, Chief Executive Officer and President of Hartford Investment Financial Services, LLC (“HIFSCO”) and HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division. Mr. Arena joined American Skandia in 1996.
Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.
Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006 and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury, (the “Treasury”), from 2001 to 2006 where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network, (“FinCEN”) from 2005 – 2006.

28

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life Insurance Company. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.
Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant General Counsel and Assistant Vice President of The Hartford and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, Assistant Vice President of Hartford Life, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.
Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life and as Director of its Investment Advisory Group in the Individual Markets Group segment. He also serves as Senior Vice President of HIFSCO and HL Advisors. Prior to joining The Hartford in 2004, Mr. Meyer was with MassMutual which he joined in 1987.
D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life where he serves as Director of mutual fund product management for The Hartford’s mutual funds and 529 college savings businesses. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.
Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 – 2007.
HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2008 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

29

The Hartford Strategic Income Fund
Expense Example (Unaudited)
Your Fund’s Expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2008 through April 30, 2009.
Actual Expenses
The first column of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	October 31, 2008	Beginning	Ending Account	October 31,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2008 through	expense	1/2	full
	October 31, 2008	April 30, 2009	April 30, 2009	October 31, 2008	April 30, 2009	April 30, 2009	ratio	year	year
Class A	$1,000.00	$1,085.41	$5.22	$1,000.00	$1,019.78	$5.05	1.01%	181	365
Class B	$1,000.00	$1,080.83	$9.54	$1,000.00	$1,015.62	$9.24	1.85	181	365
Class C	$1,000.00	$1,082.75	$9.03	$1,000.00	$1,016.11	$8.74	1.75	181	365
Class I	$1,000.00	$1,087.91	$3.93	$1,000.00	$1,021.02	$3.80	0.76	181	365
Class Y	$1,000.00	$1,087.27	$3.36	$1,000.00	$1,021.57	$3.25	0.65	181	365

30

The Hartford Target Retirement 2010 Fund

The Hartford Target Retirement 2010 Fund
(subadvised by Hartford Investment Management Company)
Performance Overview(1) 9/30/05 — 4/30/09
Growth of a $10,000 investment in Class A which includes Sales Charge
Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Investment objective — Seeks to maximize total return and secondarily, to seek capital preservation.
Average Annual Total Returns(2,3,4) (as of 4/30/09)

	Inception	1	Since
	Date	Year	Inception

Target Retirement 2010 A#	9/30/05	-24.90%	-3.67%
Target Retirement 2010 A##	9/30/05	-29.03%	-5.18%
Target Retirement 2010 B#	9/30/05	-25.59%	-4.43%
Target Retirement 2010 B##	9/30/05	-29.24%	-5.11%
Target Retirement 2010 C#	9/30/05	-25.53%	-4.43%
Target Retirement 2010 C##	9/30/05	-26.26%	-4.43%
Target Retirement 2010 R3#	9/30/05	-25.21%	-3.83%
Target Retirement 2010 R4#	9/30/05	-24.91%	-3.59%
Target Retirement 2010 R5#	9/30/05	-24.77%	-3.47%
Target Retirement 2010 Y#	9/30/05	-24.87%	-3.45%

#	Without sales charge

##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes B, C, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Class R3, R4 and R5 shares commenced operations on 12/22/06.

Performance prior to 12/22/06 reflects Class Y performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(4)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2009, which excludes investment transactions as of this date.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Portfolio Managers
Hugh Whelan, CFA	Edward C. Caputo, CFA
Managing Director	Vice President
How did the Fund perform?
The Class A shares of The Hartford Target Retirement 2010 Fund returned 1.18%, before sales charge, for the six-month period ended April 30, 2009. In comparison, its benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, returned -8.53% and 7.74%, respectively, while the average return of the Lipper Mixed-Asset Target 2010 Funds category, a group of funds with investment strategies similar to those of the Fund, was -0.11%.
Why did the Fund perform this way?
The U.S. recession continued to deepen during the six-month period under review. Rising unemployment weighed on personal income and spending, while first quarter industrial production posted the steepest quarterly decline in more than 30 years. However, as the six-month period drew to a close, there were some signs that perhaps the rate of economic decline was beginning to slow. Financial conditions stabilized a bit, while the Federal Reserve’s purchases of long-term Treasuries and mortgage-backed securities also provided strong support for the mortgage market, driving fixed mortgage rates lower. Generally, the Fund’s target asset allocation is set at approximately 56% equities and 44% fixed-income.
This environment initially created another difficult period for stocks, with the S&P 500 Index closing at a new low of 676.53 on March 9, down -29.30% since the start of the 6-month period. However, emergent signs of a slowdown in the economy’s free-fall helped lift the index through the remainder of the period, leaving it down -8.53% for the period. The index

2

was in the black in March and April, gaining 8.76% and 9.57%, respectively, for a gain of 29.38% from March 9 through the end of the period. Declines were widespread across most equity asset classes during the six-month period. Among the eleven equity asset classes in our investment universe, emerging market stocks, EAFE small cap stocks, and U.S. midcap growth stock indices posted positive returns over the 6-month period. U.S. Real-Estate Investment Trusts (REITS) led the way lower during the period, while growth stocks continued to outperform value stocks across all market capitalization levels. International stocks outperformed U.S. stocks.
In fixed income, five and ten year Treasury yields increased during the 6-month period. Within the major sectors of the Barclays Capital U.S. Aggregate Bond Index, investment grade credit was the top performer at 11.47%, while commercial mortgage backed securities (CMBS) were the weakest performer at 1.32%. In the high yield asset classes, high yield bonds and emerging markets debt both outperformed the Barclays Capital U.S. Aggregate Bond Index, while floating rate notes did not. In addition, Treasury Inflation-Protection Securities (TIPS) were the best performing investment grade asset class in our investment universe at 9.46%.
There are two main drivers of the Fund’s performance: asset allocation among various asset classes and performance of the underlying funds. With regard to asset allocation, the Fund maintains relatively fixed exposures to the equity and fixed income markets. Therefore, we seek to add value by strategically allocating within the equity and fixed income investment sub asset classes. Our asset allocation decisions over the period improved the Fund’s performance.
Concerning the Fund’s equity exposure, favorable allocations to emerging market stocks and international small cap stocks helped offset unfavorable allocations to U.S. stocks. By design, the Fund also maintains exposure to various fixed income asset classes to deliver a well diversified portfolio solution. Favorable allocations to TIPS failed to offset the impact of unfavorable allocations to floating rate notes.
Beyond the asset allocation decision, we also seek to add value by selecting the underlying mutual funds that will most effectively deliver the target asset class exposures. We analyze all of the funds in our investment universe, looking through each fund’s objectives and stated benchmark to see what it actually holds and how it behaves. During the period, underlying fund selection detracted from our overall performance.
During the period, the Fund continued to utilize Exchange-Traded Funds (ETFs) to obtain asset class exposures otherwise unavailable through The Hartford family of funds. Specifically, the Fund has target allocations to ETFs that provide U.S. real estate and international real estate exposure, as well as emerging market debt exposure.
Whenever possible, we rely on cash flows to execute our allocation changes. During the period, a hard rebalance (i.e. a fund rebalancing to move the underlying fund investments to their target allocation percentages) was executed to bring the fund allocations closer to their targets. In addition, we have changed the target allocation to stocks and bonds from 58% stock and 42% bond to 56% stock and 44% bond.
What is the outlook?
In fixed income, risk premiums (the additional compensation paid to investors to tolerate the increased level of risk in a given asset class relative to Treasuries) across most asset classes reversed course and began to contract as conditions improved and volatility declined. An onslaught of government policy, from fiscal stimulus to quantitative easing, was the primary catalyst and buyers of historically inexpensive corporate debt emerged as more market participants recognized relative value versus equities. Although risk premiums have come off their historical peak, spreads remain significantly wider (i.e. short and long term interest rates farther apart) than in prior recessions.
In equities the earnings picture is cloudy. First, earnings are falling at near record-breaking rates and all indications are that they will continue to fall. Second, the quality and reliability of the earnings reported is lower than historical standards as the gap between pro forma (“street”) earnings and GAAP (Generally Accepted Accounting Principles) earnings rose in the past several months. Third, there is little clarity in future earnings prospects as the disparity among analyst estimates for future earnings remains at elevated levels. Historically, such consensus building was a precondition to the final, sustained recovery from bear markets associated with recessions.
That said, we believe that investors are well served by adhering to a strategic, diversified portfolio and rebalancing accordingly. We construct these portfolios based upon the long-term properties of asset classes. We look at their long-term returns, volatilities, and correlations between each other and run optimizations to build an optimal portfolio.
Composition by Underlying Fund
as of April 30, 2009

Percentage of Net
Fund Name	Assets
Powershares Emerging Markets Sovereign Debt Portfolio ETF	0.7%
SPDR DJ Wilshire International Real Estate ETF	0.7
SPDR DJ Wilshire REIT ETF	0.9
State Street Bank Money Market Fund	0.0
The Hartford Capital Appreciation Fund, Class Y	8.4
The Hartford Capital Appreciation II Fund, Class Y	2.7
The Hartford Disciplined Equity Fund, Class Y	2.6
The Hartford Dividend and Growth Fund, Class Y	4.4
The Hartford Equity Income Fund, Class Y	2.6
The Hartford Floating Rate Fund, Class Y	3.6
The Hartford Fundamental Growth Fund, Class Y	0.8
The Hartford Global Growth Fund, Class Y	1.8
The Hartford Growth Fund, Class Y	3.4
The Hartford Growth Opportunities Fund, Class Y	2.0
The Hartford High Yield Fund, Class Y	4.1
The Hartford Income Fund, Class Y	5.5
The Hartford Inflation Plus Fund, Class Y	9.2
The Hartford International Opportunities Fund, Class Y	5.7
The Hartford International Small Company Fund, Class Y	3.1
The Hartford MidCap Fund, Class Y	2.6
The Hartford Select SmallCap Value Fund, Class Y	0.5
The Hartford Short Duration Fund, Class Y	2.7
The Hartford Small Company Fund, Class Y	2.6
The Hartford Strategic Income Fund, Class Y	4.9
The Hartford Total Return Bond Fund, Class Y	11.8
The Hartford Value Fund, Class Y	12.3
Other Assets and Liabilities	0.4

Total	100.0%

3

The Hartford Target Retirement 2010 Fund
Schedule of Investments
April 30, 2009 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES — 97.3%
EQUITY FUNDS — 55.5%
53	The Hartford Capital Appreciation Fund, Class Y		$1,311
47	The Hartford Capital Appreciation II Fund, Class Y •		420
44	The Hartford Disciplined Equity Fund, Class Y		401
50	The Hartford Dividend and Growth Fund, Class Y		684
44	The Hartford Equity Income Fund, Class Y		400
16	The Hartford Fundamental Growth Fund, Class Y •		120
26	The Hartford Global Growth Fund, Class Y •		281
44	The Hartford Growth Fund, Class Y •		528
17	The Hartford Growth Opportunities Fund, Class Y •		309
88	The Hartford International Opportunities Fund, Class Y		891
62	The Hartford International Small Company Fund, Class Y		481
26	The Hartford MidCap Fund, Class Y •		409
12	The Hartford Select SmallCap Value Fund, Class Y		80
31	The Hartford Small Company Fund, Class Y •		412
239	The Hartford Value Fund, Class Y		1,924

	Total equity funds (cost $10,686)		$8,651

FIXED INCOME FUNDS — 41.8%
77	The Hartford Floating Rate Fund, Class Y		$559
113	The Hartford High Yield Fund, Class Y		645
100	The Hartford Income Fund, Class Y		859
134	The Hartford Inflation Plus Fund, Class Y		1,433
47	The Hartford Short Duration Fund, Class Y		427
99	The Hartford Strategic Income Fund, Class Y		764
192	The Hartford Total Return Bond Fund, Class Y		1,845

	Total fixed income funds (cost $6,867)		$6,532

	Total investments in affiliated investment companies (cost $17,553)		$15,183

EXCHANGE TRADED FUNDS — 2.3%
4	Powershares Emerging Markets Sovereign Debt Portfolio ETF		$102
4	SPDR DJ Wilshire International Real Estate ETF		111
4	SPDR DJ Wilshire REIT ETF		142

	Total exchange traded funds (cost $549)		$355

	Total long-term investments (cost $18,102)		$15,538

SHORT-TERM INVESTMENTS — 0.0%
1	State Street Bank Money Market Fund		$1

	Total short-term investments (cost $1)		$1

	Total investments (cost $18,103) ▲	99 .6%	$15,539
	Other assets and liabilities	0 .4%	63

	Total net assets	100.0%	$15,602

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2009, the cost of securities for federal income tax purposes was $18,302 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$174
Unrealized Depreciation	(2,937)

Net Unrealized Depreciation	$(2,763)

•	Currently non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.
FAS 157 Disclosure of Investment Valuation Hierarchy Levels

Assets:
Investment in securities — Level 1	$15,539

Total	$15,539

The accompanying notes are an integral part of these financial statements.

4

The Hartford Target Retirement 2010 Fund
Statement of Assets and Liabilities
April 30, 2009 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at fair value (cost $550)	$356
Investments in underlying affiliated funds, at fair value (cost $17,553)	15,183
Receivables:
Investment securities sold	9
Fund shares sold	4
Dividends and interest	21
Other assets	48

Total assets	15,621

Liabilities:
Payables:
Fund shares redeemed	14
Investment management fees	—
Distribution fees	1
Accrued expenses	4

Total liabilities	19

Net assets	$15,602

Summary of Net Assets:
Capital stock and paid-in-capital	20,736
Accumulated undistributed net investment income	93
Accumulated net realized loss on investments	(2,663)
Unrealized depreciation of investments	(2,564)

Net assets	$15,602

Shares authorized	950,000

Par value	$0.001

Class A: Net asset value per share/Maximum offering price per share	$7.20/$7.61

Shares outstanding	919

Net assets	$6,614

Class B: Net asset value per share	$7.17

Shares outstanding	55

Net assets	$392

Class C: Net asset value per share	$7.17

Shares outstanding	74

Net assets	$532

Class R3: Net asset value per share	$7.18

Shares outstanding	17

Net assets	$125

Class R4: Net asset value per share	$7.20

Shares outstanding	904

Net assets	$6,510

Class R5: Net asset value per share	$7.20

Shares outstanding	183

Net assets	$1,317

Class Y: Net asset value per share	$7.19

Shares outstanding	16

Net assets	$112

The accompanying notes are an integral part of these financial statements.

5

The Hartford Target Retirement 2010 Fund
Statement of Operations
For the Six Month Period Ended April 30, 2009 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$6
Dividends from underlying affiliated funds	271

Total investment income	277

Expenses:
Investment management fees	11
Transfer agent fees	3
Distribution fees
Class A	8
Class B	2
Class C	3
Class R3	—
Class R4	6
Custodian fees	—
Accounting services	1
Registration and filing fees	32
Board of Directors’ fees	1
Audit fees	3
Other expenses	9

Total expenses (before waivers)	79
Expense waivers	(64)

Total waivers	(64)

Total expenses, net	15

Net investment income	262

Net Realized Loss on Investments:
Net realized loss on investments in underlying affiliated funds	(1,546)

Net Realized Loss on Investments	(1,546)

Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	1,496

Net Changes in Unrealized Appreciation of Investments	1,496

Net Loss on Investments	(50)

Net Increase in Net Assets Resulting from Operations	$212

The accompanying notes are an integral part of these financial statements.

6

The Hartford Target Retirement 2010 Fund
Statement of Changes in Net Assets
(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2009	Year Ended
	(Unaudited)	October 31, 2008
Operations:
Net investment income	$262	$358
Net realized loss on investments	(1,546)	(946)
Net unrealized appreciation (depreciation) of investments	1,496	(4,566)

Net increase (decrease) in net assets resulting from operations	212	(5,154)

Distributions to Shareholders:
From net investment income
Class A	(101)	(343)
Class B	(5)	(20)
Class C	(9)	(18)
Class R3	(2)	—
Class R4	(81)	(89)
Class R5	(17)	(22)
Class Y	(2)	(6)
From net realized gain on investments
Class A	—	(154)
Class B	—	(10)
Class C	—	(15)
Class R4	—	(9)
Class Y	—	(3)

Total distributions	(217)	(689)

Capital Share Transactions:
Class A	204	2,108
Class B	(12)	95
Class C	(49)	82
Class R3	111	1
Class R4	1,584	6,073
Class R5	175	1,626
Class Y	2	10

Net increase from capital share transactions	2,015	9,995

Net increase in net assets	2,010	4,152
Net Assets:
Beginning of period	13,592	9,440

End of period	$15,602	$13,592

Accumulated undistributed net investment income	$93	$48

The accompanying notes are an integral part of these financial statements.

7

The Hartford Target Retirement 2010 Fund
Notes to Financial Statements
April 30, 2009 (Unaudited)
(000’s Omitted)
1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-two portfolios. Financial statements for The Hartford Target Retirement 2010 Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares are sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Classes R3, R4, R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and except that Class B shares automatically convert to Class A shares after 8 years.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange-traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”).

2.	Significant Accounting Policies:

The accounting policies of the affiliated underlying funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The affiliated Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).
a)	Security Transactions and Investment Income - Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date. Income and capital gain distributions from Underlying Funds are recorded on the ex-dividend date.

b)	Security Valuation - Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the valuation date.

The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary

8

markets, but before the close of the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, ADR’s, exchange traded funds (“ETF’s”)) after the close of the foreign markets but before the close of the Exchange. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Debt securities (other than short-term obligations and senior floating rate interests) held by the Fund are valued on the basis of valuations furnished by an independent pricing service which determines valuations for normal institutional size trading units of debt securities. Senior floating rate interests generally trade in over-the-counter markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by the Fund’s Board of Directors. Generally, the Fund may use fair valuation in regard to debt securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that mature in 60 days or less are valued at amortized cost, which approximates market value.

Exchange traded equity securities shall be valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time. If it is not possible to determine the last reported sale price or official closing price on the relevant exchange or market at the Valuation Time, the value of the security shall be taken to be the most recent mean between bid and asked prices on such exchange or market at the Valuation Time.

Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Options contracts on securities, currencies, indexes, futures contracts, commodities and other instruments shall be valued at their most recent sales price at the Valuation Time on the Primary Market on which the instrument is primarily traded. If the instrument did not trade on the Primary Market, it may be valued at the most recent sales price at the Valuation Time on another exchange or market where it did trade.

Futures contracts are valued at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively. If a settlement price is not available, futures contracts will be valued at the most recent trade price as of the Valuation Time. If there were no trades, the contract shall be valued at the mean of the closing bid/ask prices as of the Valuation Time.

9

The Hartford Target Retirement 2010 Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

A forward currency contract shall be valued based on the price of the underlying currency at the prevailing interpolated exchange rate, which is a combination of the spot currency rate and the forward currency rate. Spot currency rates and forward currency rates are obtained from an independent pricing service on a daily basis not more than one hour before the Valuation Time.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Fund’s Board of Directors.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

c)	Indexed Securities - The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund uses these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund had investments in indexed securities as of April 30, 2009, as shown on the Schedule of Investments under Exchange Traded Funds.

d)	Fund Share Valuation and Dividend Distributions to Shareholders — Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid annually. Dividends are paid on shares beginning on the business day after the day when the funds used to purchase the shares are collected by the transfer agent for the Fund. Long-term capital gains distributions received from underlying funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences include but are not limited to foreign currency gains and losses, losses deferred due to wash sales adjustments, adjustments related to Passive Foreign Investment Companies and certain derivatives, and excise tax regulations. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

e)	Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial

10

statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

f)	Financial Accounting Standards Board Financial Accounting Standards No. 157 - Effective November 1, 2008, the Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. Fair value is defined under FAS 157 as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Under FAS 157, a fair value measurement should reflect all of the assumptions that market participants would use in pricing the asset or liability, including assumptions about the risk inherent in a particular valuation technique, the effect of a restriction on the sale or use of an asset, and the risk of nonperformance.

Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized, per FAS 157, into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 — Quoted prices in active markets for identical securities. Level 1 includes exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•	Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 includes debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services and foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•	Level 3 — Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes and require significant management judgment or estimation. This category includes broker quoted securities, long dated OTC options and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a good representation of exit price.
Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

FAS 157 also requires that a roll forward reconciliation be shown for all Level 3 securities from the beginning of the reporting period to the end of the reporting period. Part of this reconciliation includes transfers in and/or out of Level 3. For purposes of this reconciliation, transfers in are shown at the end of period fair value and transfers out are shown at the beginning of period fair value. During the six-month period ended April 30, 2009, the Fund held no Level 3 securities.

FASB Staff Position No. 157-4 - In April 2009, FASB released FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP FAS 157-4”). FSP FAS 157-4 provides additional guidance on determining whether a market for a financial asset is not active and a transaction is not distressed when measuring fair value under FAS 157. The FSP also requires additional disclosure detail on debt and equity securities by major investment categories. FSP FAS 157-4 is effective for interim and annual periods ending after June 15, 2009. At this time, management is evaluating the implications of FSP FAS 157-4 and does not believe it will impact valuation but will require additional disclosure. This additional disclosure has not yet been implemented.

g)	Financial Accounting Standards Board Financial Accounting Standards No. 161 - In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging

11

The Hartford Target Retirement 2010 Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
Activities” (“FAS 161”). FAS 161 requires companies to disclose information detailing the objectives and strategies for using derivative instruments, the level of derivative activity entered into by the company and any credit risk-related contingent features of the agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and has not yet implemented the new disclosure standard.

h)	Indemnifications: Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
3.	Federal Income Taxes:
a)	Federal Income Taxes - For federal income tax purposes, the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and the Fund intends to distribute substantially all of its income and gains during the calendar year ending December 31, 2009. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2008	October 31, 2007
Ordinary Income	$607	$148
Long-Term Capital Gains *	82	—

*	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC code Sec. 852(b)(3)(C).
As of October 31, 2008, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$47
Accumulated Capital Losses*	$(918)
Unrealized Depreciation†	$(4,258)

Total Accumulated Deficit	$(5,129)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable to the tax deferral of wash sales losses, the mark-to-market adjustment for certain derivatives in accordance with IRC Sec. 1256, the mark to market for Passive Foreign Investment Companies and basis differences in real estate investment trusts.
c)	Reclassification of Capital Accounts - In accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Fund has recorded reclassifications in its capital

12

accounts. These reclassifications had no impact on the NAV of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. As of October 31, 2008, the Fund recorded reclassifications to increase undistributed net investment income by $168 and decrease accumulated net realized loss by $168.
d)	Capital Loss Carryforward - At October 31, 2008 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year	Amount
2016	$918

Total	$918

e)	Financial Accounting Standards Board Interpretation No. 48 - On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. The Fund adopted FIN 48 for fiscal years beginning after December 15, 2006. Management has evaluated the implications of FIN 48 for all open tax years (tax years ended October 31, 2006 — 2008) and has determined there is no impact to the Fund’s financial statements.
4.	Expenses:
a)	Investment Management Agreements - Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with The Hartford Mutual Funds, Inc. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the six-month period ended April 30, 2009; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.08%
Over $10 billion	0.07%
b)	Accounting Services Agreement - Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting service fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%
c)	Operating Expenses - Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the six-month

13

The Hartford Target Retirement 2010 Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
period ended April 30, 2009, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class R3	Class R4	Class R5	Class Y
1.00%	1.75%	1.75%	1.15%	0.85%	0.80%	0.80%
Voluntary limitations for total operating expenses include expenses incurred as the result of investing in other investment companies. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations.

d)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares - HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2009, HIFSCO received front-end load sales charges of $8 and contingent deferred sales charges of $2 from the Fund.

The Fund has adopted Distribution and Service Plans in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Funds provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of only up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the Distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the Distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2009, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares rounds to zero. These commissions are in turn paid to sales representatives of the broker/dealers.

e)	Other Related Party Transactions - Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2009, a portion of the Fund’s chief compliance officer’s salary was paid by the Fund in an amount, which rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO was compensated $3 for providing such services. These fees are accrued daily and paid monthly.
5.	Affiliate Holdings:
As of April 30, 2009, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class B	15
Class C	15
Class R3	1
Class Y	16

14

6.	Investment Transactions:

For the six-month period ended April 30, 2009, the Fund’s aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$5,441
Sales Proceeds Excluding U.S. Government Obligations	3,364
7.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2009 and the year ended October 31, 2008:

	For the Six-Month Period Ended April 30, 2009					For the Year Ended October 31, 2008
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	311	15	(308)	—	18	544	50	(401)	—	193
Amount	$2,112	$100	$(2,008)	$—	$204	$5,204	$496	$(3,592)	$—	$2,108
Class B
Shares	2	1	(4)	—	(1)	24	3	(21)	—	6
Amount	$13	$3	$(28)	$—	$(12)	$235	$31	$(171)	$—	$95
Class C
Shares	23	1	(32)	—	(8)	47	3	(38)	—	12
Amount	$153	$8	$(210)	$—	$(49)	$420	$32	$(370)	$—	$82
Class R3
Shares	16	—	—	—	16	—	—	—	—	—
Amount	$110	$2	$(1)	$—	$111	$—	$1	$—	$—	$1
Class R4
Shares	303	12	(78)	—	237	780	11	(165)	—	626
Amount	$2,038	$81	$(535)	$—	$1,584	$7,414	$98	$(1,439)	$—	$6,073
Class R5
Shares	62	3	(38)	—	27	232	2	(79)	—	155
Amount	$416	$17	$(258)	$—	$175	$2,189	$23	$(586)	$—	$1,626
Class Y
Shares	—	1	—	—	1	—	1	—	—	1
Amount	$—	$2	$—	$—	$2	$—	$10	$—	$—	$10
The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued and Class B shares redeemed) for the six-month period ended April 30, 2009 and the year ended October 31, 2008:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2009	—	$1
For the Year Ended October 31, 2008	—	$5
8.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. During the six-month period ended April 30, 2009, the Fund did not have any borrowings under this facility.

15

The Hartford Target Retirement 2010 Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
9.	Proposed Reclassifications:

At a meeting held on February 4, 2009, the Board of Directors of the Fund approved a transaction under which Class B shares and Class C shares of the Fund would become Class A shares of the Fund. Following the transaction, each shareholder owning Class B shares will own Class A shares equal to the aggregate value of their Class B shares and each shareholder owning Class C shares will own Class A shares equal to the aggregate value of their Class C shares (the “Reclassification”).

Effective February 13, 2009, Class B shares and Class C shares of the Fund are no longer sold to new investors or existing shareholders (except through reinvested dividends) nor are they eligible for exchanges from other Hartford Mutual Funds.

Shareholders of Class B and Class C shares are required to approve the Reclassifications. The Board of Directors of the Fund has called for a Special Joint Meeting of Shareholders of the Funds to be held on or about July 16, 2009, for the purpose of seeking the approval of the Reclassifications by the Class B and Class C shareholders of the Fund.

If the Reclassifications are approved, sales charges will not be charged shareholders of Class B and Class C shares; contingent deferred sales charges for Class B and Class C shares will be waived; and distribution and service (12b-1) fees on shares classified as Class B and Class C shares before the Reclassifications will be reduced from 1.00% to 0.25% after the Reclassifications.

16

The Hartford Target Retirement 2010 Fund
Financial Highlights — (Unaudited)

	— Selected Per-Share Data — (a)											— Ratios and Supplemental Data —
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
															Net Assets		Net Assets		Net Assets
															Before		After		After
				Net											Waivers		Waivers		Waivers
				Realized											and		and		and		Ratio of
				and Un-			Distrib-			Net					Reimburse-		Reimburse-		Reimburse-		Net
		Net	Pay-	realized		Dividends	utions			Increase	Net			Net	ments and		ments and		ments and		Invest-		Port-
	Net Asset	Invest-	ments	Gain		from Net	from	Distri-		(Decrease)	Asset			Assets at	Including		Including		Excluding		ment		folio
	Value at	ment	from	(Loss) on	Total from	Invest-	Realized	butions	Total	in Net	Value at			End of	Expenses		Expenses		Expenses		Income to		Turn-
	Beginning	Income	(to)	Invest-	Investment	ment	Capital	from	Distri-	Asset	End of	Total		Period	not Subject		not Subject		not Subject		Average		over
Class	of Period	(Loss)	Affiliate	ments	Operations	Income	Gains	Capital	butions	Value	Period	Return(b)		(000’s)	to Cap(c)		to Cap(c)		to Cap(c)		Net Assets		Rate(d)
For the Six-Month Period Ended April 30, 2009 (Unaudited)
A	$7.24	$0.13	$—	$(0.06)	$0.07	$(0.11)	$—	$—	$(0.11)	$(0.04)	$7.20	1 .18	%(e)	$6,614	1 .04	%(f)	0 .23	%(f)	0 .23	%(f)	3 .73	%(f)	24%
B	7.22	0.10	—	(0.06)	0.04	(0.09)	—	—	(0.09)	(0.05)	7.17	0 .70	(e)	392	1 .97	(f)	0 .98	(f)	0 .98	(f)	3 .08	(f)	—
C	7.23	0.10	—	(0.06)	0.04	(0.10)	—	—	(0.10)	(0.06)	7.17	0 .74	(e)	532	1 .96	(f)	0 .98	(f)	0 .98	(f)	3 .19	(f)	—
R3	7.23	0.08	—	(0.02)	0.06	(0.11)	—	—	(0.11)	(0.05)	7.18	0 .96	(e)	125	1 .51	(f)	0 .38	(f)	0 .38	(f)	3 .93	(f)	—
R4	7.23	0.13	—	(0.05)	0.08	(0.11)	—	—	(0.11)	(0.03)	7.20	1 .17	(e)	6,510	1 .14	(f)	0 .08	(f)	0 .08	(f)	3 .92	(f)	—
R5	7.24	0.14	—	(0.07)	0.07	(0.11)	—	—	(0.11)	(0.04)	7.20	1 .23	(e)	1,317	0 .85	(f)	0 .03	(f)	0 .03	(f)	3 .84	(f)	—
Y	7.23	0.13	—	(0.06)	0.07	(0.11)	—	—	(0.11)	(0.04)	7.19	1 .13	(e)	112	0 .75	(f)	0 .03	(f)	0 .03	(f)	3 .98	(f)	—
For the Year Ended October 31, 2008
A	10.66	0.30	—	(3.10)	(2.80)	(0.41)	(0.21)	—	(0.62)	(3.42)	7.24	(27.74)		6,520	1.02		0.42		0.42		2.87		68
B	10.64	0.18	—	(3.06)	(2.88)	(0.33)	(0.21)	—	(0.54)	(3.42)	7.22	(28.36)		406	1.88		1.25		1.25		1.83		—
C	10.64	0.28	—	(3.16)	(2.88)	(0.32)	(0.21)	—	(0.53)	(3.41)	7.23	(28.31)		593	1.93		1.25		1.25		2.39		—
R3	10.66	0.26	—	(3.11)	(2.85)	(0.37)	(0.21)	—	(0.58)	(3.43)	7.23	(28.14)		8	1.47		0.87		0.87		2.70		—
R4	10.66	0.36	—	(3.17)	(2.81)	(0.41)	(0.21)	—	(0.62)	(3.43)	7.23	(27.84)		4,823	1.04		0.45		0.45		1.67		—
R5	10.67	0.37	—	(3.16)	(2.79)	(0.43)	(0.21)	—	(0.64)	(3.43)	7.24	(27.64)		1,131	0.71		0.11		0.11		1.86		—
Y	10.66	0.33	—	(3.11)	(2.78)	(0.44)	(0.21)	—	(0.65)	(3.43)	7.23	(27.60)		111	0.76		0.16		0.16		3.40		—
For the Year Ended October 31, 2007
A	9.65	0.28	—	1.01	1.29	(0.28)	—	—	(0.28)	1.01	10.66	13.55		7,547	1.81		0.50		0.50		2.46		56
B	9.65	0.21	—	0.99	1.20	(0.21)	—	—	(0.21)	0.99	10.64	12.61		533	2.66		1.25		1.25		1.91		—
C	9.64	0.21	—	1.00	1.21	(0.21)	—	—	(0.21)	1.00	10.64	12.68		743	2.59		1.25		1.25		2.08		—
R3(g)	9.76	0.14	—	0.89	1.03	(0.13)	—	—	(0.13)	0.90	10.66	10 .56	(e)	11	2 .32	(f)	0 .90	(f)	0 .90	(f)	1 .62	(f)	—
R4(h)	9.76	0.16	—	0.89	1.05	(0.15)	—	—	(0.15)	0.90	10.66	10 .88	(e)	442	1 .97	(f)	0 .60	(f)	0 .60	(f)	2 .03	(f)	—
R5(i)	9.76	0.19	—	0.89	1.08	(0.17)	—	—	(0.17)	0.91	10.67	11 .15	(e)	11	1 .72	(f)	0 .30	(f)	0 .30	(f)	2 .23	(f)	—
Y	9.65	0.32	—	0.99	1.31	(0.30)	—	—	(0.30)	1.01	10.66	13.83		153	1.54		0.20		0.20		3.21		—
For the Year Ended October 31, 2006
A	9.82	0.47	—	0.22	0.69	(0.50)	—	(0.36)	(0.86)	(0.17)	9.65	7.43		1,618	8.32		0.54		0.54		2.01		10
B	9.82	0.34	—	0.27	0.61	(0.42)	—	(0.36)	(0.78)	(0.17)	9.65	6.58		226	9.17		1.29		1.29		1.24		—
C	9.82	0.40	—	0.21	0.61	(0.43)	—	(0.36)	(0.79)	(0.18)	9.64	6.53		475	9.13		1.30		1.30		1.63		—
Y	9.83	0.50	—	0.21	0.71	(0.53)	—	(0.36)	(0.89)	(0.18)	9.65	7.62		135	8.02		0.23		0.23		2.31		—
From (commencement of operations) September 30, 2005, through October 31, 2005
A(j)	10.00	0.02	—	(0.20)	(0.18)	—	—	—	—	(0.18)	9.82	(1 .80	) (e)	11	0 .65	(f)	0 .49	(f)	0 .49	(f)	2 .53	(f)	12
B(k)	10.00	0.01	—	(0.19)	(0.18)	—	—	—	—	(0.18)	9.82	(1 .80	) (e)	10	1 .41	(f)	1 .26	(f)	1 .26	(f)	1 .61	(f)	—
C(l)	10.00	0.01	—	(0.19)	(0.18)	—	—	—	—	(0.18)	9.82	(1 .80	) (e)	10	1 .41	(f)	1 .27	(f)	1 .27	(f)	1 .60	(f)	—
Y(m)	10.00	0.02	—	(0.19)	(0.17)	—	—	—	—	(0.17)	9.83	(1 .70	) (e)	10	0 .32	(f)	0 .21	(f)	0 .21	(f)	2 .65	(f)	—

(a)	Information presented relates to a share outstanding throughout the indicated period.

(b)	Expense ratios do not include expenses of the underlying funds.

(c)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(d)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).

(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(f)	Not annualized.

(g)	Annualized.

(h)	Commenced operations on December 22, 2006.

(i)	Commenced operations on December 22, 2006.

(j)	Commenced operations on December 22, 2006.

(k)	Commenced operations on September 30, 2005.

(l)	Commenced operations on September 30, 2005.

(m)	Commenced operations on September 30, 2005.

(n)	Commenced operations on September 30, 2005.

17

The Hartford Target Retirement 2010 Fund
Directors and Officers (Unaudited)
The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.
Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and three of the Fund’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which collectively consist of 100 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.
The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.
Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its officers or directors who are employed by The Hartford.
Non-Interested Directors
Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.
Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.
Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies.
Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee is Chairman and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions. Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm, from August 2004 to August 2005. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).
William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

18

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.
Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.
Interested Directors and Officers
Thomas M. Marra* (1958) Director since 2002
Mr. Marra has served as President and Chief Operating Officer of The Hartford Financial Services Group, Inc. (“The Hartford”) since 2007. Mr. Marra currently serves as Director of Hartford Life, Inc. (“HL, Inc.”). Mr. Marra served as Chief Operating Officer of Hartford Life Insurance Company, Inc. (“Hartford Life”) (2000-2008), as President of Hartford Life (2002-2008) and as Director of Hartford Life’s Investment Products Division from 1998 to 2000.

*	On February 24, 2009, The Hartford and Mr. Marra determined to enter into a mutually agreed separation whereby Mr. Marra will retire, and his role as an executive officer and employee of The Hartford will terminate, effective July 3, 2009. Mr. Marra will resign his position as a Director of the Fund effective June 25, 2009.
Lowndes A. Smith (1939) Director since 2002, Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.
John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as Chief Executive Officer, President and Director of HL, Inc. Mr. Walters previously served as President of the U.S. Wealth Management Division of Hartford Life, Inc., as Co-Chief Operating Officer of Hartford Life Insurance Company (2007-2008) and as Executive Vice President and Director of its Investment Products Division (2000-2008). Mr. Walters also serves as Chairman of the Board, Chief Executive Officer, President and Director of Hartford Life Insurance Company and as Executive Vice President of The Hartford. In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”).

*	Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 — 2009).
Other Officers
Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 — 2009))

Mr. Arena serves as Executive Vice President of Hartford Life Insurance Company, (“Hartford Life”). Additionally, Mr. Arena is Director and Senior Vice President of Hartford Administrative Services Company, (“HASCO”), Manager, Chief Executive Officer and President of Hartford Investment Financial Services, LLC (“HIFSCO”) and HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division. Mr. Arena joined American Skandia in 1996.
Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.
Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006 and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury, (the “Treasury”), from 2001 to 2006 where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network, (“FinCEN”) from 2005 — 2006.

19

The Hartford Target Retirement 2010 Fund
Directors and Officers (Unaudited) — (continued)
Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life Insurance Company. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.
Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant General Counsel and Assistant Vice President of The Hartford and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, Assistant Vice President of Hartford Life, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.
Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life and as Director of its Investment Advisory Group in the Individual Markets Group segment. He also serves as Senior Vice President of HIFSCO and HL Advisors. Prior to joining The Hartford in 2004, Mr. Meyer was with MassMutual which he joined in 1987.
D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life where he serves as Director of mutual fund product management for The Hartford’s mutual funds and 529 college savings businesses. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.
Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 — 2007.
HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2008 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

20

The Hartford Target Retirement 2010 Fund
Expense Example (Unaudited)
Your Fund’s Expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2008 through April 30, 2009.
Actual Expenses
The first column of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	October 31, 2008	Beginning	Ending Account	October 31,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2008 through	expense	1/2	full
	October 31, 2008	April 30, 2009	April 30, 2009	October 31, 2008	April 30, 2009	April 30, 2009	ratio	year	year
Class A	$1,000.00	$1,011.82	$1.14	$1,000.00	$1,023.65	$1.15	0.23%	181	365
Class B	$1,000.00	$1,006.96	$4.87	$1,000.00	$1,019.93	$4.90	0.98	181	365
Class C	$1,000.00	$1,007.42	$4.87	$1,000.00	$1,019.93	$4.90	0.98	181	365
Class R3	$1,000.00	$1,009.63	$1.89	$1,000.00	$1,022.91	$1.90	0.38	181	365
Class R4	$1,000.00	$1,011.68	$0.39	$1,000.00	$1,024.39	$0.40	0.08	181	365
Class R5	$1,000.00	$1,012.31	$0.14	$1,000.00	$1,024.64	$0.15	0.03	181	365
Class Y	$1,000.00	$1,011.33	$0.14	$1,000.00	$1,024.64	$0.15	0.03	181	365

21

The Hartford Target Retirement 2015 Fund

The Hartford Target Retirement 2015 Fund
(subadvised by Hartford Investment Management Company)
Performance Overview(1) 10/31/08 — 4/30/09
Growth of a $10,000 investment in Class R3
Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
You cannot invest directly in an index.
Investment objective — Seeks to maximize total return and secondarily, to seek capital preservation.
Average Annual Total Returns(2) (as of 4/30/09)

	Inception	Since
	Date	Inception

Target Retirement 2015 R3	10/31/08	0.01%
Target Retirement 2015 R4	10/31/08	0.16%
Target Retirement 2015 R5	10/31/08	0.17%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes R4 and R5 shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2009, which excludes investment transactions as of this date.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Portfolio Managers
Hugh Whelan, CFA	Edward C. Caputo, CFA
Managing Director	Vice President
How did the Fund perform?
The Class R3 shares of The Hartford Target Retirement 2015 Fund returned 0.01% for the six-month period ended April 30, 2009. In comparison, its benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, returned -8.53% and 7.74%, respectively, while the average return of the Lipper Mixed-Asset Target 2015 Funds category, a group of funds with investment strategies similar to those of the Fund, was -1.22%.
Why did the Fund perform this way?
The U.S. recession continued to deepen during the six-month period under review. Rising unemployment weighed on personal income and spending, while first quarter industrial production posted the steepest quarterly decline in more than 30 years. However, as the six-month period drew to a close, there were some signs that perhaps the rate of economic decline was beginning to slow. Financial conditions stabilized a bit, while the Federal Reserve’s purchases of long-term Treasuries and mortgage-backed securities also provided strong support for the mortgage market, driving fixed mortgage rates lower. Generally, the Fund’s target asset allocation is set at approximately 64% equities and 36% fixed-income.
This environment initially created another difficult period for stocks, with the S&P 500 Index closing at a new low of 676.53 on March 9, down -29.30% since the start of the 6-month period. However, emergent signs of a slowdown in the economy’s free-fall helped lift the index through the remainder of the period, leaving it down -8.53% for the period. The index was in the black in March and April, gaining 8.76% and 9.57%, respectively, for a gain of 29.38% from March 9 through the end of the period. Declines were widespread across most equity asset classes during the six-month period. Among the eleven equity asset classes in our investment universe, emerging market stocks, EAFE small cap stocks, and U.S. midcap growth stock indices posted positive returns over the 6-month period. U.S. Real-Estate Investment Trusts (REITS) led the way lower during the period, while growth stocks continued to outperform

2

value stocks across all market capitalization levels. International stocks outperformed U.S. stocks.
In fixed income, five and ten year Treasury yields increased during the 6-month period. Within the major sectors of the Barclays Capital U.S. Aggregate Bond Index, investment grade credit was the top performer at 11.47%, while commercial mortgage backed securities (CMBS) were the weakest performer at 1.32%. In the high yield asset classes, high yield bonds and emerging markets debt both outperformed the Barclays Capital U.S. Aggregate Bond Index, while floating rate notes did not. In addition, Treasury Inflation-Protection Securities (TIPS) were the best performing investment grade asset class in our investment universe at 9.46%.
There are two main drivers of the Fund’s performance: asset allocation among various asset classes and performance of the underlying funds. With regard to asset allocation, the Fund maintains relatively fixed exposures to the equity and fixed income markets. Therefore, we seek to add value by strategically allocating within the equity and fixed income investment sub asset classes. Our asset allocation decisions over the period improved the Fund’s performance.
Concerning the Fund’s equity exposure, favorable allocations to emerging market stocks and international small cap stocks helped offset unfavorable allocations to U.S. stocks. By design, the Fund also maintains exposure to various fixed income asset classes to deliver a well diversified portfolio solution. Favorable allocations to TIPS failed to offset the impact of unfavorable allocations to floating rate notes.
Beyond the asset allocation decision, we also seek to add value by selecting the underlying mutual funds that will most effectively deliver the target asset class exposures. We analyze all of the funds in our investment universe, looking through each fund’s objectives and stated benchmark to see what it actually holds and how it behaves. During the period, the Fund benefited from underlying fund selection.
During the period, the Fund continued to utilize Exchange-Traded Funds (ETFs) to obtain asset class exposures otherwise unavailable through The Hartford family of funds. Specifically, the Fund has target allocations to ETFs that provide U.S. real estate and international real estate exposure, as well as emerging market debt exposure.
Whenever possible, we rely on cash flows to execute our allocation changes. During the period, a hard rebalance (i.e. a fund rebalancing to move the underlying fund investments to their target allocation percentages) was executed to bring the fund allocations closer to their targets. In addition, we have changed the target allocation to stocks and bonds from 65% stock and 35% bond to 64% stock and 36% bond.
What is the outlook?
In fixed income, risk premiums (the additional compensation paid to investors to tolerate the increased level of risk in a given asset class relative to Treasuries) across most asset classes reversed course and began to contract as conditions improved and volatility declined. An onslaught of government policy, from fiscal stimulus to quantitative easing, was the primary catalyst and buyers of historically inexpensive corporate debt emerged as more market participants recognized relative value versus equities. Although risk premiums have come off their historical peak, spreads remain significantly wider (i.e. short and long term interest rates farther apart) than in prior recessions.
In equities the earnings picture is cloudy. First, earnings are falling at near record-breaking rates and all indications are that they will continue to fall. Second, the quality and reliability of the earnings reported is lower than historical standards as the gap between pro forma (“street”) earnings and GAAP (Generally Accepted Accounting Principles) earnings rose in the past several months. Third, there is little clarity in future earnings prospects as the disparity among analyst estimates for future earnings remains at elevated levels. Historically, such consensus building was a precondition to the final, sustained recovery from bear markets associated with recessions.
That said, we believe that investors are well served by adhering to a strategic, diversified portfolio and rebalancing accordingly. We construct these portfolios based upon the long-term properties of asset classes. We look at their long-term returns, volatilities, and correlations between each other and run optimizations to build an optimal portfolio.
Composition by Underlying Fund
as of April 30, 2009

Percentage of Net
Fund Name	Assets

Powershares Emerging Markets Sovereign Debt Portfolio ETF	0.0%
SPDR DJ Wilshire International Real Estate ETF	1.5
SPDR DJ Wilshire REIT ETF	1.4
State Street Bank Money Market Fund	0.0
The Hartford Capital Appreciation Fund, Class Y	10.6
The Hartford Capital Appreciation II Fund, Class Y	5.8
The Hartford Disciplined Equity Fund, Class Y	4.3
The Hartford Dividend and Growth Fund, Class Y	4.1
The Hartford Floating Rate Fund, Class Y	3.3
The Hartford Fundamental Growth Fund, Class Y	3.9
The Hartford Global Growth Fund, Class Y	2.0
The Hartford Growth Fund, Class Y	1.5
The Hartford High Yield Fund, Class Y	0.8
The Hartford Inflation Plus Fund, Class Y	6.7
The Hartford International Opportunities Fund, Class Y	5.3
The Hartford International Small Company Fund, Class Y	3.3
The Hartford MidCap Fund, Class Y	2.3
The Hartford Select SmallCap Value Fund, Class Y	0.0
The Hartford Short Duration Fund, Class Y	5.2
The Hartford Small Company Fund, Class Y	3.3
The Hartford Strategic Income Fund, Class Y	7.2
The Hartford Total Return Bond Fund, Class Y	10.9
The Hartford Value Fund, Class Y	15.6
Other Assets and Liabilities	1.0

Total	100.0%

3

The Hartford Target Retirement 2015 Fund
Schedule of Investments
April 30, 2009 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 96.1%
EQUITY FUNDS - 62.0%
14	The Hartford Capital Appreciation Fund, Class Y		$337
21	The Hartford Capital Appreciation II Fund, Class Y•		185
15	The Hartford Disciplined Equity Fund, Class Y		136
10	The Hartford Dividend and Growth Fund, Class Y		132
16	The Hartford Fundamental Growth Fund, Class Y•		125
6	The Hartford Global Growth Fund, Class Y•		64
4	The Hartford Growth Fund, Class Y•		49
17	The Hartford International Opportunities Fund, Class Y		168
14	The Hartford International Small Company Fund, Class Y		107
5	The Hartford MidCap Fund, Class Y•		73
—	The Hartford Select SmallCap Value Fund, Class Y		1
8	The Hartford Small Company Fund, Class Y•		106
62	The Hartford Value Fund, Class Y		499

	Total equity funds (cost $1,987)		$1,982

FIXED INCOME FUNDS - 34.1%
14	The Hartford Floating Rate Fund, Class Y		$105
5	The Hartford High Yield Fund, Class Y		26
20	The Hartford Inflation Plus Fund, Class Y		215
18	The Hartford Short Duration Fund, Class Y		165
30	The Hartford Strategic Income Fund, Class Y		229
36	The Hartford Total Return Bond Fund, Class Y		347

	Total fixed income funds (cost $1,047)		$1,087

	Total investments in affiliated investment companies (cost $3,034)		$3,069

EXCHANGE TRADED FUNDS - 2.9%
—	Powershares Emerging Markets Sovereign Debt Portfolio ETF		$1
2	SPDR DJ Wilshire International Real Estate ETF		46
1	SPDR DJ Wilshire REIT ETF		44

	Total exchange traded funds (cost $103)		$91

	Total long-term investments (cost $3,137)		$3,160

SHORT-TERM INVESTMENTS - —%
—	State Street Bank Money Market Fund		$—

	Total short-term investments (cost $—)		$—

	Total investments (cost $3,137) ▲	99.0%	$3,160
	Other assets and liabilities	1.0%	32

	Total net assets	100.0%	$3,192

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2009, the cost of securities for federal income tax purposes was $3,137 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$70
Unrealized Depreciation	(47)

Net Unrealized Appreciation	$23

•	Currently non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.
FAS 157 Disclosure of Investment Valuation Hierarchy Levels

Assets:
Investment in securities — Level 1	$3,160

Total	$3,160

4

The Hartford Target Retirement 2015 Fund
Statement of Assets and Liabilities
April 30, 2009 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at fair value (cost $103)	$91
Investments in underlying affiliated funds, at fair value (cost $3,034)	3,069
Receivables:
Fund shares sold	—
Dividends and interest	3
Other assets	32

Total assets	3,195

Liabilities:
Payables:
Investment management fees	—
Distribution fees	—
Accrued expenses	3

Total liabilities	3

Net assets	$3,192

Summary of Net Assets:
Capital stock and paid-in-capital	3,198
Accumulated undistributed net investment income	15
Accumulated net realized loss on investments	(44)
Unrealized appreciation of investments	23

Net assets	$3,192

Shares authorized	150,000

Par value	$0.001

Class R3: Net asset value per share	$9.88

Shares outstanding	120

Net assets	$1,189

Class R4: Net asset value per share	$9.89

Shares outstanding	101

Net assets	$1,001

Class R5: Net asset value per share	$9.89

Shares outstanding	101

Net assets	$1,002

5

The Hartford Target Retirement 2015 Fund
Statement of Operations
From (commencement of operations) October 31, 2008 through April 30, 2009 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$2
Dividends from underlying affiliated funds	50

Total investment income	52

Expenses:
Investment management fees	2
Transfer agent fees	—
Distribution fees
Class R3	2
Class R4	1
Custodian fees	—
Accounting services	—
Registration and filing fees	17
Board of Directors’ fees	—
Audit fees	3
Other expenses	4

Total expenses (before waivers)	29
Expense waivers	(27)

Total waivers	(27)

Total expenses, net	2

Net investment income	50

Net Realized Loss on Investments:
Net realized loss on investments in underlying affiliated funds	(44)

Net Realized Loss on Investments	(44)

Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	23

Net Changes in Unrealized Appreciation of Investments	23

Net Loss on Investments	(21)

Net Increase in Net Assets Resulting from Operations	$29

6

The Hartford Target Retirement 2015 Fund
Statement of Changes in Net Assets
(000’s Omitted)

For the Period
October 31, 2008**
through
April 30, 2009
Operations:
Net investment income	$50
Net realized loss on investments	(44)
Net unrealized appreciation of investments	23

Net increase in net assets resulting from operations	29

Distributions to Shareholders:
From net investment income
Class R3	(11)
Class R4	(12)
Class R5	(12)

Total distributions	(35)

Capital Share Transactions:
Class R3	1,174
Class R4	1,012
Class R5	1,012

Net increase from capital share transactions	3,198

Net increase in net assets	3,192
Net Assets:
Beginning of period	—

End of period	$3,192

Accumulated undistributed net investment income	$15

**	Commencement of operations.

7

The Hartford Target Retirement 2015 Fund
Notes to Financial Statements
April 30, 2009 (Unaudited)
(000’s Omitted)
1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-two portfolios. Financial statements for The Hartford Target Retirement 2015 Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Classes R3, R4, R5 shares, which are offered to employer-sponsored retirement plans, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange-traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”).

2.	Significant Accounting Policies:

The accounting policies of the affiliated underlying funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The affiliated Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).
a)	Security Transactions and Investment Income — Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date. Income and capital gain distributions from Underlying Funds are recorded on the ex-dividend date.

b)	Security Valuation — Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the valuation date.

The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary markets, but before the close of the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to

8

the valuation of stocks primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, ADR’s, exchange traded funds (“ETF’s”)) after the close of the foreign markets but before the close of the Exchange. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Debt securities (other than short-term obligations and senior floating rate interests) held by the Fund are valued on the basis of valuations furnished by an independent pricing service which determines valuations for normal institutional size trading units of debt securities. Senior floating rate interests generally trade in over-the-counter markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by the Fund’s Board of Directors. Generally, the Fund may use fair valuation in regard to debt securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that mature in 60 days or less are valued at amortized cost, which approximates market value.

Exchange traded equity securities shall be valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time. If it is not possible to determine the last reported sale price or official closing price on the relevant exchange or market at the Valuation Time, the value of the security shall be taken to be the most recent mean between bid and asked prices on such exchange or market at the Valuation Time.

Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Options contracts on securities, currencies, indexes, futures contracts, commodities and other instruments shall be valued at their most recent sales price at the Valuation Time on the Primary Market on which the instrument is primarily traded. If the instrument did not trade on the Primary Market, it may be valued at the most recent sales price at the Valuation Time on another exchange or market where it did trade.

Futures contracts are valued at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively. If a settlement price is not available, futures contracts will be valued at the most recent trade price as of the Valuation Time. If there were no trades, the contract shall be valued at the mean of the closing bid/ask prices as of the Valuation Time.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

A forward currency contract shall be valued based on the price of the underlying currency at the prevailing interpolated exchange rate, which is a combination of the spot currency rate and the forward currency rate. Spot currency rates and

9

The Hartford Target Retirement 2015 Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
forward currency rates are obtained from an independent pricing service on a daily basis not more than one hour before the Valuation Time.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Fund’s Board of Directors.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

c)	Indexed Securities — The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund uses these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund had investments in indexed securities as of April 30, 2009, as shown on the Schedule of Investments under Exchange Traded Funds.

d)	Fund Share Valuation and Dividend Distributions to Shareholders — Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid annually. Dividends are paid on shares beginning on the business day after the day when the funds used to purchase the shares are collected by the transfer agent for the Fund. Long-term capital gains distributions received from underlying funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences include but are not limited to foreign currency gains and losses, losses deferred due to wash sales adjustments, adjustments related to Passive Foreign Investment Companies and certain derivatives, and excise tax regulations. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

e)	Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

f)	Financial Accounting Standards Board Financial Accounting Standards No. 157 — Effective November 1, 2008, the Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157,

10

“Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. Fair value is defined under FAS 157 as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Under FAS 157, a fair value measurement should reflect all of the assumptions that market participants would use in pricing the asset or liability, including assumptions about the risk inherent in a particular valuation technique, the effect of a restriction on the sale or use of an asset, and the risk of nonperformance.

Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized, per FAS 157, into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 — Quoted prices in active markets for identical securities. Level 1 includes exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•	Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 includes debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services and foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•	Level 3 — Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes and require significant management judgment or estimation. This category includes broker quoted securities, long dated OTC options and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a good representation of exit price.
Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

FAS 157 also requires that a roll forward reconciliation be shown for all Level 3 securities from the beginning of the reporting period to the end of the reporting period. Part of this reconciliation includes transfers in and/or out of Level 3. For purposes of this reconciliation, transfers in are shown at the end of period fair value and transfers out are shown at the beginning of period fair value. During the six-month period ended April 30, 2009, the Fund held no Level 3 securities.

FASB Staff Position No. 157-4 — In April 2009, FASB released FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP FAS 157-4”). FSP FAS 157-4 provides additional guidance on determining whether a market for a financial asset is not active and a transaction is not distressed when measuring fair value under FAS 157. The FSP also requires additional disclosure detail on debt and equity securities by major investment categories. FSP FAS 157-4 is effective for interim and annual periods ending after June 15, 2009. At this time, management is evaluating the implications of FSP FAS 157-4 and does not believe it will impact valuation but will require additional disclosure. This additional disclosure has not yet been implemented.

g)	Financial Accounting Standards Board Financial Accounting Standards No. 161 — In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires companies to disclose information detailing the objectives and strategies for using derivative instruments, the level of derivative activity entered into by the company and any credit risk-related contingent features of the agreements. The application of FAS 161 is required for fiscal years and interim periods

11

The Hartford Target Retirement 2015 Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and has not yet implemented the new disclosure standard.

h)	Indemnifications: Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
3.	Federal Income Taxes:
a)	Federal Income Taxes — For federal income tax purposes, the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and the Fund intends to distribute substantially all of its income and gains during the calendar year ending December 31, 2009. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Reclassification of Capital Accounts — In accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the NAV of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. Reclassifications are made at fiscal year end and therefore, no reclassifications were made during the six-month period ended April 30, 2009.

c)	Financial Accounting Standards Board Interpretation No. 48 — On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. The Fund has adopted FIN 48. Management has evaluated the implications of FIN 48 for the Fund and has determined there is no impact to the Fund’s financial statements.
4.	Expenses:
a)	Investment Management Agreements — Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with The Hartford Mutual Funds, Inc. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

12

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the six-month period ended April 30, 2009; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.08%
Over $10 billion	0.07%
b)	Accounting Services Agreement — Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting service fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%
c)	Operating Expenses — Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the six-month period ended April 30, 2009, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class R3	Class R4	Class R5
1.15%	0.85%	0.80%
Voluntary limitations for total operating expenses include expenses incurred as the result of investing in other investment companies. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations.

d)	Distribution and Service Plan for Class R3 and R4 Shares — HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records.

The Fund has adopted Distribution and Service Plans in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class R3 shares provides for a distribution fee of 0.50%. The Rule 12b-1 plan applicable to Class R4 shares provides for a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2009, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares rounds to zero. These commissions are in turn paid to sales representatives of the broker/dealers.

e)	Other Related Party Transactions — Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2009, a portion of the Fund’s chief compliance officer’s salary was paid by the Fund in an amount, which rounds to zero. Hartford Administrative Services Company

13

The Hartford Target Retirement 2015 Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
(“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO was compensated an amount, which rounds to zero, for providing such services. These fees are accrued daily and paid monthly.
5.	Affiliate Holdings:

As of April 30, 2009, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R3	101
Class R4	101
Class R5	101
6.	Investment Transactions:

For the six-month period ended April 30, 2009, the Fund’s aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$3,630
Sales Proceeds Excluding U.S. Government Obligations	449
7.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2009.

	For the Six-Month Period Ended 4/30/2009
		Shares		Shares
		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares
Class R3
Shares	129	1	(10)	—	120
Amount	$1,260	$11	$(97)	$—	$1,174
Class R4
Shares	100	1	—	—	101
Amount	$1,000	$12	$—	$—	$1,012
Class R5
Shares	100	1	—	—	101
Amount	$1,000	$12	$—	$—	$1,012
8.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. During the six-month period ended April 30, 2009, the Fund did not have any borrowings under this facility.

14

The Hartford Target Retirement 2015 Fund
Financial Highlights — (Unaudited)

	- Selected Per-Share Data - (a)											- Ratios and Supplemental Data -
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
															Net Assets		Net Assets		Net Assets
															Before		After		After
				Net											Waivers		Waivers		Waivers
				Realized											and		and		and		Ratio of
				and Un-			Distrib-			Net					Reimburse-		Reimburse-		Reimburse-		Net
		Net	Pay-	realized		Dividends	utions			Increase	Net				ments and		ments and		ments and		Invest-		Port-
	Net Asset	Invest-	ments	Gain		from Net	from	Distri-		(Decrease)	Asset			Net Assets	Including		Including		Excluding		ment		folio
	Value at	ment	from	(Loss) on	Total from	Invest-	Realized	butions	Total	in Net	Value at			at End of	Expenses		Expenses		Expenses		Income to		Turn-
	Beginning	Income	(to)	Invest-	Investment	ment	Capital	from	Distri-	Asset	End of	Total		Period	not Subject		not Subject		not Subject		Average		over
Class	of Period	(Loss)	Affiliate	ments	Operations	Income	Gains	Capital	butions	Value	Period	Return(b)		(000’s)	to Cap(c)		to Cap(c)		to Cap(c)		Net Assets		Rate(d)
From (commencement of operations) October 31, 2008, through April 30, 2009 (Unaudited)
R3	$10.00	$0.15	$—	$(0.16)	$(0.01)	$(0.11)	$—	$—	$(0.11)	$(0.12)	$9.88	0.01	%(e)	$1,189	2.41	%(f)	0.38	%(f)	0.38	%(f)	3.27	%(f)	18%
R4	10.00	0.17	—	(0.16)	0.01	(0.12)	—	—	(0.12)	(0.11)	9.89	0.16	(e)	1,001	2.09	(f)	0.08	(f)	0.08	(f)	3.68	(f)	—
R5	10.00	0.17	—	(0.16)	0.01	(0.12)	—	—	(0.12)	(0.11)	9.89	0.17	(e)	1,002	1.79	(f)	0.03	(f)	0.03	(f)	3.73	(f)	—

(a)	Information presented relates to a share outstanding throughout the indicated period.

(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Expense ratios do not include expenses of the underlying funds.

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	Not annualized.

(f)	Annualized.

15

The Hartford Target Retirement 2015 Fund
Directors and Officers (Unaudited)
The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.
Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and three of the Fund’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which collectively consist of 100 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.
The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.
Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its officers or directors who are employed by The Hartford.
Non-Interested Directors
Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.
Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.
Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies.
Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee is Chairman and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions. Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm, from August 2004 to August 2005. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).
William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

16

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.
Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.
Interested Directors and Officers
Thomas M. Marra* (1958) Director since 2002
Mr. Marra has served as President and Chief Operating Officer of The Hartford Financial Services Group, Inc. (“The Hartford”) since 2007. Mr. Marra currently serves as Director of Hartford Life, Inc. (“HL, Inc.”). Mr. Marra served as Chief Operating Officer of Hartford Life Insurance Company, Inc. (“Hartford Life”) (2000-2008), as President of Hartford Life (2002-2008) and as Director of Hartford Life’s Investment Products Division from 1998 to 2000.

*	On February 24, 2009, The Hartford and Mr. Marra determined to enter into a mutually agreed separation whereby Mr. Marra will retire, and his role as an executive officer and employee of The Hartford will terminate, effective July 3, 2009. Mr. Marra will resign his position as a Director of the Fund effective June 25, 2009.
Lowndes A. Smith (1939) Director since 2002, Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.
John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as Chief Executive Officer, President and Director of HL, Inc. Mr. Walters previously served as President of the U.S. Wealth Management Division of Hartford Life, Inc., as Co-Chief Operating Officer of Hartford Life Insurance Company (2007-2008) and as Executive Vice President and Director of its Investment Products Division (2000-2008). Mr. Walters also serves as Chairman of the Board, Chief Executive Officer, President and Director of Hartford Life Insurance Company and as Executive Vice President of The Hartford. In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”).

*	Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 — 2009).
Other Officers
Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 — 2009))

Mr. Arena serves as Executive Vice President of Hartford Life Insurance Company, (“Hartford Life”). Additionally, Mr. Arena is Director and Senior Vice President of Hartford Administrative Services Company, (“HASCO”), Manager, Chief Executive Officer and President of Hartford Investment Financial Services, LLC (“HIFSCO”) and HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division. Mr. Arena joined American Skandia in 1996.
Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.
Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006 and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury, (the “Treasury”), from 2001 to 2006 where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network, (“FinCEN”) from 2005 — 2006.

17

The Hartford Target Retirement 2015 Fund
Directors and Officers (Unaudited) — (continued)
Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life Insurance Company. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.
Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant General Counsel and Assistant Vice President of The Hartford and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, Assistant Vice President of Hartford Life, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.
Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life and as Director of its Investment Advisory Group in the Individual Markets Group segment. He also serves as Senior Vice President of HIFSCO and HL Advisors. Prior to joining The Hartford in 2004, Mr. Meyer was with MassMutual which he joined in 1987.
D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life where he serves as Director of mutual fund product management for The Hartford’s mutual funds and 529 college savings businesses. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.
Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 — 2007.
HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2008 is available (1) without charge, upon request, by calling
888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

18

The Hartford Target Retirement 2015 Fund
Expense Example (Unaudited)
Your Fund’s Expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2008 through April 30, 2009.
Actual Expenses
The first column of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	October 31, 2008	Beginning	Ending Account	October 31,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2008 through	expense	1/2	full
	October 31, 2008	April 30, 2009	April 30, 2009	October 31, 2008	April 30, 2009	April 30, 2009	ratio	year	year
Class R3	$1,000.00	$1,000.06	$1.88	$1,000.00	$1,022.91	$1.90	0.38%	181	365
Class R4	$1,000.00	$1,001.62	$0.39	$1,000.00	$1,024.39	$0.40	0.08	181	365
Class R5	$1,000.00	$1,001.70	$0.14	$1,000.00	$1,024.64	$0.15	0.03	181	365

19

The Hartford Target Retirement 2020 Fund

The Hartford Target Retirement 2020 Fund
(subadvised by Hartford Investment Management Company)
Performance Overview(1) 9/30/05 — 4/30/09
Growth of a $10,000 investment in Class A which includes Sales Charge
Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Investment objective — Seeks to maximize total return and secondarily, to seek capital preservation.
Average Annual Total Returns(2,3,4) (as of 4/30/09)

	Inception	1	Since
	Date	Year	Inception
Target Retirement 2020 A#	9/30/05	-28.45%	-4.64%
Target Retirement 2020 A##	9/30/05	-32.39%	-6.14%
Target Retirement 2020 B#	9/30/05	-28.96%	-5.35%
Target Retirement 2020 B##	9/30/05	-32.46%	-6.07%
Target Retirement 2020 C#	9/30/05	-29.05%	-5.38%
Target Retirement 2020 C##	9/30/05	-29.75%	-5.38%
Target Retirement 2020 R3#	9/30/05	-28.77%	-4.81%
Target Retirement 2020 R4#	9/30/05	-28.50%	-4.61%
Target Retirement 2020 R5#	9/30/05	-28.33%	-4.45%
Target Retirement 2020 Y#	9/30/05	-28.31%	-4.38%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes B, C, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(4)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2009, which excludes investment transactions as of this date.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Portfolio Managers
Hugh Whelan, CFA	Edward C. Caputo, CFA
Managing Director	Vice President
How did the Fund perform?
The Class A shares of The Hartford Target Retirement 2020 Fund returned 0.04%, before sales charge, for the six-month period ended April 30, 2009. In comparison, its benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, returned -8.53% and 7.74%, respectively, while the average return of the Lipper Mixed-Asset Target 2020 Funds category, a group of funds with investment strategies similar to those of the Fund, was -1.19%.
Why did the Fund perform this way?
The U.S. recession continued to deepen during the six-month period under review. Rising unemployment weighed on personal income and spending, while first quarter industrial production posted the steepest quarterly decline in more than 30 years. However, as the six-month period drew to a close, there were some signs that perhaps the rate of economic decline was beginning to slow. Financial conditions stabilized a bit, while the Federal Reserve’s purchases of long-term Treasuries and mortgage-backed securities also provided strong support for the mortgage market, driving fixed mortgage rates lower. Generally, the Fund’s target asset allocation is set at approximately 69% equities and 31% fixed-income.
This environment initially created another difficult period for stocks, with the S&P 500 Index closing at a new low of 676.53 on March 9, down -29.30% since the start of the 6-month period. However, emergent signs of a slowdown in the economy’s free-fall helped lift the index through the remainder of the period, leaving it down -8.53% for the period. The index

2

was in the black in March and April, gaining 8.76% and 9.57%, respectively, for a gain of 29.38% from March 9 through the end of the period. Declines were widespread across most equity asset classes during the six-month period. Among the eleven equity asset classes in our investment universe, emerging market stocks, EAFE small cap stocks, and U.S. midcap growth stock indices posted positive returns over the
6-month period. U.S. Real-Estate Investment Trusts (REITS) led the way lower during the period, while growth stocks continued to outperform value stocks across all market capitalization levels. International stocks outperformed U.S. stocks.
In fixed income, five and ten year Treasury yields increased during the 6-month period. Within the major sectors of the Barclays Capital U.S. Aggregate Bond Index, investment grade credit was the top performer at 11.47%, while commercial mortgage backed securities (CMBS) were the weakest performer at 1.32%. In the high yield asset classes, high yield bonds and emerging markets debt both outperformed the Barclays Capital U.S. Aggregate Bond Index, while floating rate notes did not. In addition, Treasury Inflation-Protection Securities (TIPS) were the best performing investment grade asset class in our investment universe at 9.46%.
There are two main drivers of the Fund’s performance: asset allocation among various asset classes and performance of the underlying funds. With regard to asset allocation, the Fund maintains relatively fixed exposures to the equity and fixed income markets. Therefore, we seek to add value by strategically allocating within the equity and fixed income investment sub asset classes. Our asset allocation decisions over the period improved the Fund’s performance.
Concerning the Fund’s equity exposure, favorable allocations to emerging market stocks and international small cap stocks helped offset unfavorable allocations to U.S. stocks. By design, the Fund also maintains exposure to various fixed income asset classes to deliver a well diversified portfolio solution. Favorable allocations to TIPS failed to offset the impact of unfavorable allocations to floating rate notes.
Beyond the asset allocation decision, we also seek to add value by selecting the underlying mutual funds that will most effectively deliver the target asset class exposures. We analyze all of the funds in our investment universe, looking through each fund’s objectives and stated benchmark to see what it actually holds and how it really behaves. During the period, the Fund benefited from underlying fund selection.
During the period, the Fund continued to utilize Exchange-Traded Funds (ETFs) to obtain asset class exposures otherwise unavailable through The Hartford family of funds. Specifically, the Fund has target allocations to ETFs that provide U.S. real estate and international real estate exposure, as well as emerging market debt exposure.
Whenever possible, we rely on cash flows to execute our allocation changes. During the period, a hard rebalance (i.e. a fund rebalancing to move the underlying fund investments to their target allocation percentages) was executed to bring the fund allocations closer to their targets. In addition, we have changed the target allocation to stocks and bonds from 71% stock and 29% bond to 69% stock and 31% bond.
What is the outlook?
In fixed income, risk premiums (the additional compensation paid to investors to tolerate the increased level of risk in a given asset class relative to Treasuries) across most asset classes reversed course and began to contract as conditions improved and volatility declined. An onslaught of government policy, from fiscal stimulus to quantitative easing, was the primary catalyst and buyers of historically inexpensive corporate debt emerged as more market participants recognized relative value versus equities. Although risk premiums have come off their historical peak, spreads remain significantly wider (i.e. short and long term interest rates farther apart) than in prior recessions.
In equities the earnings picture is cloudy. First, earnings are falling at near record-breaking rates and all indications are that they will continue to fall. Second, the quality and reliability of the earnings reported is lower than historical standards as the gap between pro forma (“street”) earnings and GAAP (Generally Accepted Accounting Principles) earnings rose in the past several months. Third, there is little clarity in future earnings prospects as the disparity among analyst estimates for future earnings remains at elevated levels. Historically, such consensus building was a precondition to the final, sustained recovery from bear markets associated with recessions.
That said, we believe that investors are well served by adhering to a strategic, diversified portfolio and rebalancing accordingly. We construct these portfolios based upon the long-term properties of asset classes. We look at their long-term returns, volatilities, and correlations between each other and run optimizations to build an optimal portfolio.
Composition by Underlying Fund
as of April 30, 2009

Percentage of Net
Fund Name	Assets
Powershares Emerging Markets Sovereign Debt Portfolio ETF	0.0%
SPDR DJ Wilshire International Real Estate ETF	0.7
SPDR DJ Wilshire REIT ETF	1.0
State Street Bank Money Market Fund	0.0
The Hartford Capital Appreciation Fund, Class Y	14.8
The Hartford Capital Appreciation II Fund, Class Y	3.0
The Hartford Disciplined Equity Fund, Class Y	2.8
The Hartford Dividend and Growth Fund, Class Y	3.0
The Hartford Equity Income Fund, Class Y	2.9
The Hartford Floating Rate Fund, Class Y	0.6
The Hartford Fundamental Growth Fund, Class Y	0.6
The Hartford Global Growth Fund, Class Y	2.4
The Hartford Growth Fund, Class Y	4.7
The Hartford Growth Opportunities Fund, Class Y	3.3
The Hartford High Yield Fund, Class Y	3.6
The Hartford Income Fund, Class Y	0.3
The Hartford Inflation Plus Fund, Class Y	7.3
The Hartford International Opportunities Fund, Class Y	4.5
The Hartford International Small Company Fund, Class Y	4.7
The Hartford MidCap Fund, Class Y	0.9
The Hartford Select MidCap Value Fund, Class Y	1.2
The Hartford Select SmallCap Value Fund, Class Y	3.6
The Hartford Short Duration Fund, Class Y	2.9
The Hartford Small Company Fund, Class Y	1.9
The Hartford Strategic Income Fund, Class Y	7.6
The Hartford Total Return Bond Fund, Class Y	7.4
The Hartford Value Fund, Class Y	14.1
Other Assets and Liabilities	0.2

Total	100.0%

3

The Hartford Target Retirement 2020 Fund
Schedule of Investments
April 30, 2009 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 98.1%
EQUITY FUNDS - 68.4%
198	The Hartford Capital Appreciation Fund, Class Y		$4,896
112	The Hartford Capital Appreciation II Fund, Class Y •		999
102	The Hartford Disciplined Equity Fund, Class Y		926
71	The Hartford Dividend and Growth Fund, Class Y		973
105	The Hartford Equity Income Fund, Class Y		945
27	The Hartford Fundamental Growth Fund, Class Y •		203
72	The Hartford Global Growth Fund, Class Y •		787
129	The Hartford Growth Fund, Class Y		1,559
61	The Hartford Growth Opportunities Fund, Class Y •		1,094
147	The Hartford International Opportunities Fund, Class Y		1,491
196	The Hartford International Small Company Fund, Class Y		1,532
19	The Hartford MidCap Fund, Class Y •		290
61	The Hartford Select MidCap Value Fund, Class Y		386
180	The Hartford Select SmallCap Value Fund, Class Y		1,193
47	The Hartford Small Company Fund, Class Y •		611
578	The Hartford Value Fund, Class Y		4,656

	Total equity funds (cost $30,392)		$22,541

FIXED INCOME FUNDS - 29.7%
27	The Hartford Floating Rate Fund, Class Y		$199
208	The Hartford High Yield Fund, Class Y		1,188
12	The Hartford Income Fund, Class Y		101
225	The Hartford Inflation Plus Fund, Class Y		2,414
106	The Hartford Short Duration Fund, Class Y		963
326	The Hartford Strategic Income Fund, Class Y		2,517
252	The Hartford Total Return Bond Fund, Class Y		2,424

	Total fixed income funds (cost $10,299)		$9,806

	Total investments in affiliated investment companies (cost $40,691)		$32,347

EXCHANGE TRADED FUNDS - 1.7%
1	Powershares Emerging Markets Sovereign Debt Portfolio ETF		$12
9	SPDR DJ Wilshire International Real Estate ETF		219
9	SPDR DJ Wilshire REIT ETF		330

	Total exchange traded funds (cost $648)		$561

	Total long-term investments (cost $41,339)		$32,908

SHORT - TERM INVESTMENT - —%
—	State Street Bank Money Market Fund		$—

	Total short-term investments (cost $—)		$—

	Total investments (cost $41,339) ▲	99.8%	$32,908
	Other assets and liabilities	0.2%	76

	Total net assets	100.0%	$32,984

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2009, the cost of securities for federal income tax purposes was $41,564 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$372
Unrealized Depreciation	(9,028)

Net Unrealized Depreciation	$(8,656)

•	Currently non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.
FAS 157 Disclosure of Investment Valuation Hierarchy Levels

Assets:
Investment in securities — Level 1	$32,908

Total	$32,908

The accompanying notes are an integral part of these financial statements.

4

The Hartford Target Retirement 2020 Fund
Statement of Assets and Liabilities
April 30, 2009 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at fair value (cost $648)	$561
Investments in underlying affiliated funds, at fair value (cost $40,691)	32,347
Receivables:
Fund shares sold	50
Dividends and interest	31
Other assets	54

Total assets	33,043

Liabilities:
Payables:
Investment securities purchased	47
Fund shares redeemed	4
Investment management fees	1
Distribution fees	1
Accrued expenses	6

Total liabilities	59

Net assets	$32,984

Summary of Net Assets:
Capital stock and paid-in-capital	45,130
Accumulated undistributed net investment income	131
Accumulated net realized loss on investments	(3,846)
Unrealized depreciation of investments	(8,431)

Net assets	$32,984

Shares authorized	950,000

Par value	$0.001

Class A: Net asset value per share/Maximum offering price per share	$7.45/$7.88

Shares outstanding	1,724

Net assets	$12,839

Class B: Net asset value per share	$7.44

Shares outstanding	87

Net assets	$648

Class C: Net asset value per share	$7.42

Shares outstanding	133

Net assets	$989

Class R3: Net asset value per share	$7.43

Shares outstanding	61

Net assets	$450

Class R4: Net asset value per share	$7.44

Shares outstanding	1,506

Net assets	$11,208

Class R5: Net asset value per share	$7.45

Shares outstanding	918

Net assets	$6,841

Class Y: Net asset value per share	$7.45

Shares outstanding	1

Net assets	$9

The accompanying notes are an integral part of these financial statements.

5

The Hartford Target Retirement 2020 Fund
Statement of Operations
For the Six Month Period Ended April 30, 2009 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$11
Dividends from underlying affiliated funds	507

Total investment income	518

Expenses:
Investment management fees	22
Transfer agent fees	8
Distribution fees
Class A	15
Class B	3
Class C	5
Class R3	—
Class R4	11
Custodian fees	—
Accounting services	2
Registration and filing fees	33
Board of Directors’ fees	1
Audit fees	3
Other expenses	16

Total expenses (before waivers)	119
Expense waivers	(90)
Transfer agent fee waivers	—

Total waivers	(90)

Total expenses, net	29

Net investment income	489

Net Realized Loss on Investments:
Net realized loss on investments in underlying affiliated funds	(2,106)

Net Realized Loss on Investments	(2,106)

Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	1,879

Net Changes in Unrealized Appreciation of Investments	1,879

Net Loss on Investments	(227)

Net Increase in Net Assets Resulting from Operations	$262

The accompanying notes are an integral part of these financial statements.

6

The Hartford Target Retirement 2020 Fund
Statement of Changes in Net Assets
(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2009	Year Ended
	(Unaudited)	October 31, 2008
Operations:
Net investment income	$489	$536
Net realized loss on investments	(2,106)	(1,289)
Net unrealized appreciation (depreciation) of investments	1,879	(11,548)

Net increase (decrease) in net assets resulting from operations	262	(12,301)

Distributions to Shareholders:
From net investment income
Class A	(184)	(697)
Class B	(8)	(25)
Class C	(12)	(21)
Class R3	(1)	(1)
Class R4	(125)	(124)
Class R5	(92)	(76)
Class Y	—	(1)
From net realized gain on investments
Class A	—	(138)
Class B	—	(6)
Class C	—	(5)
Class R4	—	(13)

Total distributions	(422)	(1,107)

Capital Share Transactions:
Class A	(393)	2,912
Class B	50	209
Class C	169	561
Class R3	344	73
Class R4	2,801	10,259
Class R5	712	8,615
Class Y	—	1

Net increase from capital share transactions	3,683	22,630

Net increase in net assets	3,523	9,222
Net Assets:
Beginning of period	29,461	20,239

End of period	$32,984	$29,461

Accumulated undistributed net investment income	$131	$64

The accompanying notes are an integral part of these financial statements.

7

The Hartford Target Retirement 2020 Fund
Notes to Financial Statements
April 30, 2009 (Unaudited)
(000’s Omitted)
1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-two portfolios. Financial statements for The Hartford Target Retirement 2020 Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares are sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Classes R3, R4, R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and except that Class B shares automatically convert to Class A shares after 8 years.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange-traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”).

2.	Significant Accounting Policies:

The accounting policies of the affiliated underlying funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The affiliated Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).
a)	Security Transactions and Investment Income — Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date. Income and capital gain distributions from Underlying Funds are recorded on the ex-dividend date.

b)	Security Valuation — Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the valuation date.

The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary

8

markets, but before the close of the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, ADR’s, exchange traded funds (“ETF’s”)) after the close of the foreign markets but before the close of the Exchange. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Debt securities (other than short-term obligations and senior floating rate interests) held by the Fund are valued on the basis of valuations furnished by an independent pricing service which determines valuations for normal institutional size trading units of debt securities. Senior floating rate interests generally trade in over-the-counter markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by the Fund’s Board of Directors. Generally, the Fund may use fair valuation in regard to debt securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that mature in 60 days or less are valued at amortized cost, which approximates market value.

Exchange traded equity securities shall be valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time. If it is not possible to determine the last reported sale price or official closing price on the relevant exchange or market at the Valuation Time, the value of the security shall be taken to be the most recent mean between bid and asked prices on such exchange or market at the Valuation Time.

Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Options contracts on securities, currencies, indexes, futures contracts, commodities and other instruments shall be valued at their most recent sales price at the Valuation Time on the Primary Market on which the instrument is primarily traded. If the instrument did not trade on the Primary Market, it may be valued at the most recent sales price at the Valuation Time on another exchange or market where it did trade.

Futures contracts are valued at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively. If a settlement price is not available, futures contracts will be valued at the most recent trade price as of the Valuation Time. If there were no trades, the contract shall be valued at the mean of the closing bid/ask prices as of the Valuation Time.

9

The Hartford Target Retirement 2020 Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

A forward currency contract shall be valued based on the price of the underlying currency at the prevailing interpolated exchange rate, which is a combination of the spot currency rate and the forward currency rate. Spot currency rates and forward currency rates are obtained from an independent pricing service on a daily basis not more than one hour before the Valuation Time.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Fund’s Board of Directors.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

c)	Indexed Securities — The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund uses these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund had investments in indexed securities as of April 30, 2009, as shown on the Schedule of Investments under Exchange Traded Funds.

d)	Fund Share Valuation and Dividend Distributions to Shareholders — Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid annually. Dividends are paid on shares beginning on the business day after the day when the funds used to purchase the shares are collected by the transfer agent for the Fund. Long-term capital gains distributions received from underlying funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences include but are not limited to foreign currency gains and losses, losses deferred due to wash sales adjustments, adjustments related to Passive Foreign Investment Companies and certain derivatives, and excise tax regulations. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

e)	Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial

10

statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

f)	Financial Accounting Standards Board Financial Accounting Standards No. 157 — Effective November 1, 2008, the Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. Fair value is defined under FAS 157 as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Under FAS 157, a fair value measurement should reflect all of the assumptions that market participants would use in pricing the asset or liability, including assumptions about the risk inherent in a particular valuation technique, the effect of a restriction on the sale or use of an asset, and the risk of nonperformance.

Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized, per FAS 157, into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 — Quoted prices in active markets for identical securities. Level 1 includes exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•	Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 includes debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services and foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•	Level 3 — Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes and require significant management judgment or estimation. This category includes broker quoted securities, long dated OTC options and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a good representation of exit price.
Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

FAS 157 also requires that a roll forward reconciliation be shown for all Level 3 securities from the beginning of the reporting period to the end of the reporting period. Part of this reconciliation includes transfers in and/or out of Level 3. For purposes of this reconciliation, transfers in are shown at the end of period fair value and transfers out are shown at the beginning of period fair value. During the six-month period ended April 30, 2009, the Fund held no Level 3 securities.

FASB Staff Position No. 157-4 — In April 2009, FASB released FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP FAS 157-4”). FSP FAS 157-4 provides additional guidance on determining whether a market for a financial asset is not active and a transaction is not distressed when measuring fair value under FAS 157. The FSP also requires additional disclosure detail on debt and equity securities by major investment categories. FSP FAS 157-4 is effective for interim and annual periods ending after June 15, 2009. At this time, management is evaluating the implications of FSP FAS 157-4 and does not believe it will impact valuation but will require additional disclosure. This additional disclosure has not yet been implemented.

g)	Financial Accounting Standards Board Financial Accounting Standards No. 161 — In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging

11

The Hartford Target Retirement 2020 Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
Activities” (“FAS 161”). FAS 161 requires companies to disclose information detailing the objectives and strategies for using derivative instruments, the level of derivative activity entered into by the company and any credit risk-related contingent features of the agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and has not yet implemented the new disclosure standard.

h)	Indemnifications: Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
3.	Federal Income Taxes:
a)	Federal Income Taxes — For federal income tax purposes, the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and the Fund intends to distribute substantially all of its income and gains during the calendar year ending December 31, 2009. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2008	October 31, 2007
Ordinary Income	$1,016	$188
Long-Term Capital Gains *	91	3

*	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC code Sec. 852(b)(3)(C).
As of October 31, 2008, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$64
Accumulated Capital Losses*	$(1,515)
Unrealized Depreciation†	$(10,535)

Total Accumulated Deficit	$(11,986)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable to the tax deferral of wash sales losses, the mark-to-market adjustment for certain derivatives in accordance with IRC Sec. 1256, the mark to market for Passive Foreign Investment Companies and basis differences in real estate investment trusts.
c)	Reclassification of Capital Accounts — In accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Fund has recorded reclassifications in its capital

12

accounts. These reclassifications had no impact on the NAV of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. As of October 31, 2008, the Fund recorded reclassifications to increase undistributed net investment income by $448 and decrease accumulated net realized loss by $448.

d)	Capital Loss Carryforward — At October 31, 2008 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year	Amount
2016	$1,515

Total	$1,515

e)	Financial Accounting Standards Board Interpretation No. 48 — On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. The Fund adopted FIN 48 for fiscal years beginning after December 15, 2006. Management has evaluated the implications of FIN 48 for all open tax years (tax years ended October 31, 2006 — 2008) and has determined there is no impact to the Fund’s financial statements.
4.	Expenses:
a)	Investment Management Agreements — Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with The Hartford Mutual Funds, Inc. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the six-month period ended April 30, 2009; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.08%
Over $10 billion	0.07%
b)	Accounting Services Agreement — Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting service fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

13

The Hartford Target Retirement 2020 Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
c)	Operating Expenses — Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the six-month period ended April 30, 2009, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class R3	Class R4	Class R5	Class Y
1.05%	1.80%	1.80%	1.20%	0.90%	0.85%	0.85%
Voluntary limitations for total operating expenses include expenses incurred as the result of investing in other investment companies. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations.

d)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares — HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2009, HIFSCO received front-end load sales charges of $17 and contingent deferred sales charges of $1 from the Fund.

The Fund has adopted Distribution and Service Plans in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Funds provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of only up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2009, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $2. These commissions are in turn paid to sales representatives of the broker/dealers.

e)	Other Related Party Transactions — Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2009, a portion of the Fund’s chief compliance officer’s salary was paid by the Fund in an amount, which rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO was compensated $8 for providing such services. These fees are accrued daily and paid monthly.

14

5.	Affiliate Holdings:

As of April 30, 2009, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class Y	1
6.	Investment Transactions:

For the six-month period ended April 30, 2009, the Fund’s aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$8,738
Sales Proceeds Excluding U.S. Government Obligations	4,968
7.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2009 and the year ended October 31, 2008:

	For the Six-Month Period Ended April 30, 2009					For the Year Ended October 31, 2008
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	245	26	(331)	—	(60)	689	78	(499)	—	268
Amount	$1,707	$184	$(2,284)	$—	$(393)	$7,073	$834	$(4,995)	$—	$2,912
Class B
Shares	17	1	(11)	—	7	50	3	(34)	—	19
Amount	$114	$8	$(72)	$—	$50	$511	$29	$(331)	$—	$209
Class C
Shares	39	1	(18)	—	22	73	2	(20)	—	55
Amount	$278	$12	$(121)	$—	$169	$708	$26	$(173)	$—	$561
Class R3
Shares	55	—	(3)	—	52	8	—	—	—	8
Amount	$365	$1	$(22)	$—	$344	$72	$1	$—	$—	$73
Class R4
Shares	491	18	(100)	—	409	1,212	14	(226)	—	1,000
Amount	$3,362	$125	$(686)	$—	$2,801	$12,434	$137	$(2,312)	$—	$10,259
Class R5
Shares	193	13	(103)	—	103	964	8	(158)	—	814
Amount	$1,335	$92	$(715)	$—	$712	$10,004	$76	$(1,465)	$—	$8,615
Class Y
Shares	—	—	—	—	—	—	—	—	—	—
Amount	$—	$—	$—	$—	$—	$—	$1	$—	$—	$1
The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued and Class B shares redeemed) for the six-month period ended April 30, 2009 and the year ended October 31, 2008:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2009	7	$49
For the Year Ended October 31, 2008	2	$20

15

The Hartford Target Retirement 2020 Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
8.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. During the six-month period ended April 30, 2009, the Fund did not have any borrowings under this facility.

9.	Proposed Reclassifications:

At a meeting held on February 4, 2009, the Board of Directors of the Fund approved a transaction under which Class B shares and Class C shares of the Fund would become Class A shares of the Fund. Following the transaction, each shareholder owning Class B shares will own Class A shares equal to the aggregate value of their Class B shares and each shareholder owning Class C shares will own Class A shares equal to the aggregate value of their Class C shares (the “Reclassification”).

Effective February 13, 2009, Class B shares and Class C shares of the Fund are no longer sold to new investors or existing shareholders (except through reinvested dividends) nor are they eligible for exchanges from other Hartford Mutual Funds.

Shareholders of Class B and Class C shares are required to approve the Reclassifications. The Board of Directors of the Fund has called for a Special Joint Meeting of Shareholders of the Funds to be held on or about July 16, 2009, for the purpose of seeking the approval of the Reclassifications by the Class B and Class C shareholders of the Fund.

If the Reclassifications are approved, sales charges will not be charged shareholders of Class B and Class C shares; contingent deferred sales charges for Class B and Class C shares will be waived; and distribution and service (12b-1) fees on shares classified as Class B and Class C shares before the Reclassifications will be reduced from 1.00% to 0.25% after the Reclassifications.

16

2

The Hartford Target Retirement 2020 Fund
Financial Highlights — (Unaudited)

	- Selected Per-Share Data - (a)											- Ratios and Supplemental Data -
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
															Net Assets		Net Assets		Net Assets
															Before		After		After
				Net											Waivers		Waivers		Waivers
				Realized											and		and		and		Ratio of
				and Un-			Distrib-			Net					Reimburse-		Reimburse-		Reimburse-		Net
		Net	Pay-	realized		Dividends	utions			Increase	Net				ments and		ments and		ments and		Invest-		Port-
	Net Asset	Invest-	ments	Gain		from Net	from	Distri-		(Decrease)	Asset			Net Assets	Including		Including		Excluding		ment		folio
	Value at	ment	from	(Loss) on	Total from	Invest-	Realized	butions	Total	in Net	Value at			at End of	Expenses		Expenses		Expenses		Income to		Turn-
	Beginning	Income	(to)	Invest-	Investment	ment	Capital	from	Distri-	Asset	End of	Total		Period	not Subject		not Subject		not Subject		Average		over
Class	of Period	(Loss)	Affiliate	ments	Operations	Income	Gains	Capital	butions	Value	Period	Return(b)		(000’s)	to Cap(c)		to Cap(c)		to Cap(c)		Net Assets		Rate(d)
For the Six-Month Period Ended April 30, 2009 (Unaudited)
A	$7.56	$0.12	$—	$(0.12)	$—	$(0.11)	$—	$—	$(0.11)	$(0.11)	$7.45	0.04%	(e)	$12,839	0.80	%(f)	0.25	%(f)	0.25	%(f)	3.42	%(f)	17%
B	7.56	0.10	—	(0.13)	(0.03)	(0.09)	—	—	(0.09)	(0.12)	7.44	(0.27	) (e)	648	1.88	(f)	0.88	(f)	0.88	(f)	2.80	(f)	—
C	7.55	0.09	—	(0.13)	(0.04)	(0.09)	—	—	(0.09)	(0.13)	7.42	(0.40	) (e)	989	1.77	(f)	0.99	(f)	0.99	(f)	2.60	(f)	—
R3	7.55	0.11	—	(0.13)	(0.02)	(0.10)	—	—	(0.10)	(0.12)	7.43	(0.03	) (e)	450	1.28	(f)	0.40	(f)	0.40	(f)	2.11	(f)	—
R4	7.55	0.12	—	(0.12)	—	(0.11)	—	—	(0.11)	(0.11)	7.44	0.03	(e)	11,208	0.86	(f)	0.10	(f)	0.10	(f)	3.43	(f)	—
R5	7.56	0.13	—	(0.13)	—	(0.11)	—	—	(0.11)	(0.11)	7.45	0.10	(e)	6,841	0.56	(f)	0.05	(f)	0.05	(f)	3.57	(f)	—
Y	7.56	0.13	—	(0.13)	—	(0.11)	—	—	(0.11)	(0.11)	7.45	0.14	(e)	9	0.48	(f)	0.05	(f)	0.05	(f)	3.63	(f)	—
For the Year Ended October 31, 2008
A	11.68	0.26	—	(3.86)	(3.60)	(0.43)	(0.09)	—	(0.52)	(4.12)	7.56	(32.13)		13,495	0.77		0.48		0.48		2.30		51
B	11.68	0.16	—	(3.84)	(3.68)	(0.35)	(0.09)	—	(0.44)	(4.12)	7.56	(32.64)		604	1.76		1.26		1.26		1.34		—
C	11.67	0.24	—	(3.92)	(3.68)	(0.35)	(0.09)	—	(0.44)	(4.12)	7.55	(32.64)		837	1.71		1.25		1.25		1.20		—
R3	11.67	0.35	—	(3.99)	(3.64)	(0.39)	(0.09)	—	(0.48)	(4.12)	7.55	(32.37)		70	1.21		0.91		0.91		1.00		—
R4	11.67	0.37	—	(3.98)	(3.61)	(0.42)	(0.09)	—	(0.51)	(4.12)	7.55	(32.18)		8,281	0.83		0.55		0.55		1.12		—
R5	11.68	0.39	—	(3.97)	(3.58)	(0.45)	(0.09)	—	(0.54)	(4.12)	7.56	(31.98)		6,165	0.53		0.23		0.23		0.96		—
Y	11.68	0.29	—	(3.86)	(3.57)	(0.46)	(0.09)	—	(0.55)	(4.12)	7.56	(31.89)		9	0.46		0.17		0.17		2.74		—
For the Year Ended October 31, 2007
A	10.43	0.24	—	1.29	1.53	(0.24)	(0.04)	—	(0.28)	1.25	11.68	14.95		17,710	1.25		0.51		0.51		1.64		16
B	10.42	0.18	—	1.27	1.45	(0.15)	(0.04)	—	(0.19)	1.26	11.68	14.09		717	2.25		1.26		1.26		1.38		—
C	10.42	0.17	—	1.28	1.45	(0.16)	(0.04)	—	(0.20)	1.25	11.67	14.10		649	2.07		1.26		1.26		1.47		—
R3(g)	10.55	0.08	—	1.11	1.19	(0.07)	—	—	(0.07)	1.12	11.67	11.32	(e)	11	1.72	(f)	0.91	(f)	0.91	(f)	0.86	(f)	—
R4(h)	10.55	0.10	—	1.12	1.22	(0.10)	—	—	(0.10)	1.12	11.67	11.64	(e)	1,129	1.35	(f)	0.61	(f)	0.61	(f)	1.23	(f)	—
R5(i)	10.55	0.14	—	1.11	1.25	(0.12)	—	—	(0.12)	1.13	11.68	11.91	(e)	11	1.12	(f)	0.31	(f)	0.31	(f)	1.46	(f)	—
Y	10.43	0.30	—	1.25	1.55	(0.26)	(0.04)	—	(0.30)	1.25	11.68	15.20		12	0.94		0.21		0.21		2.71		—
For the Year Ended October 31, 2006 (j)
A	9.79	0.13	—	0.86	0.99	(0.35)	—	—	(0.35)	0.64	10.43	10.37		2,125	9.85		0.53		0.53		1.35		19
B	9.78	0.04	—	0.88	0.92	(0.28)	—	—	(0.28)	0.64	10.42	9.56		291	10.69		1.29		1.29		0.39		—
C	9.78	0.04	—	0.88	0.92	(0.28)	—	—	(0.28)	0.64	10.42	9.58		337	10.62		1.30		1.30		0.41		—
Y	9.79	0.27	—	0.75	1.02	(0.38)	—	—	(0.38)	0.64	10.43	10.70		11	9.41		0.22		0.22		2.73		—
From (commencement of operations) September 30, 2005, through October 31, 2005
A(k)	10.00	0.01	—	(0.22)	(0.21)	—	—	—	—	(0.21)	9.79	(2.10	) (e)	144	0.66	(f)	0.51	(f)	0.51	(f)	2.77	(f)	28
B(l)	10.00	0.01	—	(0.23)	(0.22)	—	—	—	—	(0.22)	9.78	(2.20	) (e)	10	1.37	(f)	1.25	(f)	1.25	(f)	0.86	(f)	—
C(m)	10.00	0.01	—	(0.23)	(0.22)	—	—	—	—	(0.22)	9.78	(2.20	) (e)	10	1.37	(f)	1.26	(f)	1.26	(f)	0.85	(f)	—
Y(n)	10.00	0.01	—	(0.22)	(0.21)	—	—	—	—	(0.21)	9.79	(2.10	) (e)	10	0.29	(f)	0.20	(f)	0.20	(f)	1.91	(f)	—

(a)	Information presented relates to a share outstanding throughout the indicated period.

(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Expense ratios do not include expenses of the underlying funds.

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	Not annualized.

(f)	Annualized.

(g)	Commenced operations on December 22, 2006.

(h)	Commenced operations on December 22, 2006.

(i)	Commenced operations on December 22, 2006.

(j)	Per share amounts have been calculated using average shares outstanding method.

(k)	Commenced operations on September 30, 2005.

(l)	Commenced operations on September 30, 2005.

(m)	Commenced operations on September 30, 2005.

(n)	Commenced operations on September 30, 2005.

17

The Hartford Target Retirement 2020 Fund
Directors and Officers (Unaudited)
The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.
Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and three of the Fund’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which collectively consist of 100 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.
The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.
Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its officers or directors who are employed by The Hartford.
Non-Interested Directors
Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.
Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.
Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies.
Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee is Chairman and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions. Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm, from August 2004 to August 2005. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).
William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

18

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.
Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.
Interested Directors and Officers
Thomas M. Marra* (1958) Director since 2002
Mr. Marra has served as President and Chief Operating Officer of The Hartford Financial Services Group, Inc. (“The Hartford”) since 2007. Mr. Marra currently serves as Director of Hartford Life, Inc. (“HL, Inc.”). Mr. Marra served as Chief Operating Officer of Hartford Life Insurance Company, Inc. (“Hartford Life”) (2000-2008), as President of Hartford Life (2002-2008) and as Director of Hartford Life’s Investment Products Division from 1998 to 2000.

*	On February 24, 2009, The Hartford and Mr. Marra determined to enter into a mutually agreed separation whereby Mr. Marra will retire, and his role as an executive officer and employee of The Hartford will terminate, effective July 3, 2009. Mr. Marra will resign his position as a Director of the Fund effective June 25, 2009.
Lowndes A. Smith (1939) Director since 2002, Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.
John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as Chief Executive Officer, President and Director of HL, Inc. Mr. Walters previously served as President of the U.S. Wealth Management Division of Hartford Life, Inc., as Co-Chief Operating Officer of Hartford Life Insurance Company (2007-2008) and as Executive Vice President and Director of its Investment Products Division (2000-2008). Mr. Walters also serves as Chairman of the Board, Chief Executive Officer, President and Director of Hartford Life Insurance Company and as Executive Vice President of The Hartford. In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”).

*	Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 — 2009).
Other Officers
Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 — 2009))

Mr. Arena serves as Executive Vice President of Hartford Life Insurance Company, (“Hartford Life”). Additionally, Mr. Arena is Director and Senior Vice President of Hartford Administrative Services Company, (“HASCO”), Manager, Chief Executive Officer and President of Hartford Investment Financial Services, LLC (“HIFSCO”) and HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division. Mr. Arena joined American Skandia in 1996.
Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.
Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006 and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury, (the “Treasury”), from 2001 to 2006 where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network, (“FinCEN”) from 2005 — 2006.

19

The Hartford Target Retirement 2020 Fund
Directors and Officers (Unaudited) — (continued)
Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life Insurance Company. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.
Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant General Counsel and Assistant Vice President of The Hartford and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, Assistant Vice President of Hartford Life, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.
Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life and as Director of its Investment Advisory Group in the Individual Markets Group segment. He also serves as Senior Vice President of HIFSCO and HL Advisors. Prior to joining The Hartford in 2004, Mr. Meyer was with MassMutual which he joined in 1987.
D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life where he serves as Director of mutual fund product management for The Hartford’s mutual funds and 529 college savings businesses. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.
Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 — 2007.
HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2008 is available (1) without charge, upon request, by calling
888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

20

The Hartford Target Retirement 2020 Fund
Expense Example (Unaudited)
Your Fund’s Expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2008 through April 30, 2009.
Actual Expenses
The first column of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	October 31, 2008	Beginning	Ending Account	October 31,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2008 through	expense	1/2	full
	October 31, 2008	April 30, 2009	April 30, 2009	October 31, 2008	April 30, 2009	April 30, 2009	ratio	year	year
Class A	$1,000.00	$1,000.43	$1.24	$1,000.00	$1,023.55	$1.25	0.25%	181	365
Class B	$1,000.00	$997.27	$4.35	$1,000.00	$1,020.43	$4.40	0.88	181	365
Class C	$1,000.00	$995.98	$4.89	$1,000.00	$1,019.88	$4.95	0.99	181	365
Class R3	$1,000.00	$999.71	$1.98	$1,000.00	$1,022.81	$2.00	0.40	181	365
Class R4	$1,000.00	$1,000.30	$0.49	$1,000.00	$1,024.29	$0.50	0.10	181	365
Class R5	$1,000.00	$1,001.02	$0.24	$1,000.00	$1,024.54	$0.25	0.05	181	365
Class Y	$1,000.00	$1,001.43	$0.24	$1,000.00	$1,024.54	$0.25	0.05	181	365

21

The Hartford Target Retirement 2025 Fund

The Hartford Target Retirement 2025 Fund
(subadvised by Hartford Investment Management Company)
Performance Overview(1) 10/31/08 — 4/30/09
Growth of a $10,000 investment in Class R3
Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.
Investment objective — Seeks to maximize total return and secondarily, to seek capital preservation.
Average Annual Total Returns(2) (as of 4/30/09)

	Inception	Since
	Date	Inception

The Hartford Target Retirement 2025 Fund R3	10/31/08	-1.29%
The Hartford Target Retirement 2025 Fund R4	10/31/08	-1.24%
The Hartford Target Retirement 2025 Fund R5	10/31/08	-1.13%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes R4 and R5 shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2009, which excludes investment transactions as of this date.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Portfolio Managers
Hugh Whelan, CFA	Edward C. Caputo, CFA
Managing Director	Vice President
How did the Fund perform?
The Class R3 shares of The Hartford Target Retirement 2025 Fund returned -1.29% for the six-month period ended April 30, 2009. In comparison, its benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, returned -8.53% and 7.74%, respectively, while the average return of the Lipper Mixed-Asset Target 2025 Funds category, a group of funds with investment strategies similar to those of the Fund, was -2.74%.
Why did the Fund perform this way?
The U.S. recession continued to deepen during the six-month period under review. Rising unemployment weighed on personal income and spending, while first quarter industrial production posted the steepest quarterly decline in more than 30 years. However, as the six-month period drew to a close, there were some signs that perhaps the rate of economic decline was beginning to slow. Financial conditions stabilized a bit, while the Federal Reserve’s purchases of long-term Treasuries and mortgage-backed securities also provided strong support for the mortgage market, driving fixed mortgage rates lower. Generally, the Fund’s target asset allocation is set at approximately 76% equities and 24% fixed-income.
This environment initially created another difficult period for stocks, with the S&P 500 Index closing at a new low of 676.53 on March 9, down -29.30% since the start of the 6-month period. However, emergent signs of a slowdown in the economy’s free-fall helped lift the index through the remainder of the period, leaving it down -8.53% for the period. The index was in the black in March and April, gaining 8.76% and 9.57%, respectively, for a gain of 29.38% from March 9 through the end of the

2

period. Declines were widespread across most equity asset classes during the six-month period. Among the eleven equity asset classes in our investment universe, emerging market stocks, EAFE small cap stocks, and U.S. midcap growth stock indices posted positive returns over the
6-month period. U.S. Real-Estate Investment Trusts (REITS) led the way lower during the period, while growth stocks continued to outperform value stocks across all market capitalization levels. International stocks outperformed U.S. stocks.
In fixed income, five and ten year Treasury yields increased during the 6-month period. Within the major sectors of the Barclays Capital U.S. Aggregate Bond Index, investment grade credit was the top performer at 11.47%, while commercial mortgage backed securities (CMBS) were the weakest performer at 1.32%. In the high yield asset classes, high yield bonds and emerging markets debt both outperformed the Barclays Capital U.S. Aggregate Bond Index, while floating rate notes did not. In addition, Treasury Inflation-Protection Securities (TIPS) were the best performing investment grade asset class in our investment universe at 9.46%.
There are two main drivers of the Fund’s performance: asset allocation among various asset classes and performance of the underlying funds. With regard to asset allocation, the Fund maintains relatively fixed exposures to the equity and fixed income markets. Therefore, we seek to add value by strategically allocating within the equity and fixed income investment sub asset classes. Our asset allocation decisions over the period improved the Fund’s performance.
Concerning the Fund’s equity exposure, favorable allocations to emerging market stocks and international small cap stocks helped offset unfavorable allocations to U.S. stocks. By design, the Fund also maintains exposure to various fixed income asset classes to deliver a well diversified portfolio solution. The Fund also benefited from its allocation to TIPS. Based on the risk preferences of the Fund’s mandate, the portfolio’s duration (a measure of a bond’s sensitivity to changes in interest rates) is targeted to be greater than the Barclay’s Capital U.S. Aggregate Bond Index. The Fund benefited from the longer duration positioning.
Beyond the asset allocation decision, we also seek to add value by selecting the underlying mutual funds that will most effectively deliver the target asset class exposures. We analyze all of the funds in our investment universe, looking through each fund’s objectives and stated benchmark to see what it actually holds and how it behaves. During the period, the Fund benefited from underlying fund selection.
During the period, the Fund continued to utilize Exchange-Traded Funds (ETFs) to obtain asset class exposures otherwise unavailable through The Hartford family of funds. Specifically, the Fund has target allocations to ETFs that provide U.S. real estate and international real estate exposure, as well as emerging market debt exposure.
Whenever possible, we rely on cash flows to execute our allocation changes. During the period, a hard rebalance (i.e. a fund rebalancing to move the underlying fund investments to their target allocation percentages) was executed to bring the fund allocations closer to their targets. In addition, we have changed the target allocation to stocks and bonds from 77% stock and 23% bond to 76% stock and 24% bond.
What is the outlook?
In fixed income, risk premiums (the additional compensation paid to investors to tolerate the increased level of risk in a given asset class relative to Treasuries) across most asset classes reversed course and began to contract as conditions improved and volatility declined. An onslaught of government policy, from fiscal stimulus to quantitative easing, was the primary catalyst and buyers of historically inexpensive corporate debt emerged as more market participants recognized relative value versus equities. Although risk premiums have come off their historical peak, spreads remain significantly wider (i.e. short and long term interest rates farther apart) than in prior recessions.
In equities the earnings picture is cloudy. First, earnings are falling at near record-breaking rates and all indications are that they will continue to fall. Second, the quality and reliability of the earnings reported is lower than historical standards as the gap between pro forma (“street”) earnings and GAAP (Generally Accepted Accounting Principles) earnings rose in the past several months. Third, there is little clarity in future earnings prospects as the disparity among analyst estimates for future earnings remains at elevated levels. Historically, such consensus building was a precondition to the final, sustained recovery from bear markets associated with recessions.
That said, we believe that investors are well served by adhering to a strategic, diversified portfolio and rebalancing accordingly. We construct these portfolios based upon the long-term properties of asset classes. We look at their long-term returns, volatilities, and correlations between each other and run optimizations to build an optimal portfolio.
Composition by Underlying Fund
as of April 30, 2009

Percentage of Net
Fund Name	Assets
SPDR DJ Wilshire International Real Estate ETF	1.7%
SPDR DJ Wilshire REIT ETF	1.5
The Hartford Capital Appreciation Fund, Class Y	18.7
The Hartford Capital Appreciation II Fund, Class Y	3.5
The Hartford Dividend and Growth Fund, Class Y	5.4
The Hartford Fundamental Growth Fund, Class Y	3.6
The Hartford Global Growth Fund, Class Y	3.2
The Hartford Growth Fund, Class Y	3.8
The Hartford Growth Opportunities Fund, Class Y	2.4
The Hartford Inflation Plus Fund, Class Y	5.4
The Hartford International Opportunities Fund, Class Y	6.2
The Hartford International Small Company Fund, Class Y	3.7
The Hartford Short Duration Fund, Class Y	3.6
The Hartford Small Company Fund, Class Y	4.4
The Hartford Total Return Bond Fund, Class Y	13.1
The Hartford Value Fund, Class Y	18.8
Other Assets and Liabilities	1.0

Total	100.0%

3

The Hartford Target Retirement 2025 Fund
Schedule of Investments
April 30, 2009 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 95.8%
EQUITY FUNDS - 73.7%
23	The Hartford Capital Appreciation Fund, Class Y		$558
11	The Hartford Capital Appreciation II Fund, Class Y•		103
12	The Hartford Dividend and Growth Fund, Class Y		162
14	The Hartford Fundamental Growth Fund, Class Y•		107
9	The Hartford Global Growth Fund, Class Y•		95
9	The Hartford Growth Fund, Class Y•		114
4	The Hartford Growth Opportunities Fund, Class Y•		71
18	The Hartford International Opportunities Fund, Class Y		186
14	The Hartford International Small Company Fund, Class Y		110
10	The Hartford Small Company Fund, Class Y •		131
69	The Hartford Value Fund, Class Y		560

	Total equity funds (cost $2,243)		$2,197

FIXED INCOME FUNDS - 22.1%
15	The Hartford Inflation Plus Fund, Class Y		$161
12	The Hartford Short Duration Fund, Class Y		108
40	The Hartford Total Return Bond Fund, Class Y		389

	Total fixed income funds (cost $637)		$658

	Total investments in affiliated investment companies (cost $2,880)		$2,855

EXCHANGE TRADED FUNDS - 3.2%
2	SPDR DJ Wilshire International Real Estate ETF		$52
1	SPDR DJ Wilshire REIT ETF		44

	Total exchange traded funds (cost $113)		$96

	Total long-term investments (cost $2,993)		$2,951

	Total investments (cost $2,993) ▲	99.0%	$2,951
	Other assets and liabilities	1.0%	30

	Total net assets	100.0%	$2,981

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2009, the cost of securities for federal income tax purposes was $2,993 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$43
Unrealized Depreciation	(85)

Net Unrealized Depreciation	$(42)

•	Currently non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.
FAS 157 Disclosure of Investment Valuation Hierarchy Levels

Assets:
Investment in securities — Level 1	$2,951
Total	$2,951
The accompanying notes are an integral part of these financial statements.

4

The Hartford Target Retirement 2025 Fund
Statement of Assets and Liabilities
April 30, 2009 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at fair value (cost $113)	$96
Investments in underlying affiliated funds, at fair value (cost $2,880)	2,855
Receivables:
Fund shares sold	—
Dividends and interest	1
Other assets	32

Total assets	2,984

Liabilities:
Payables:
Investment management fees	—
Distribution fees	—
Accrued expenses	3

Total liabilities	3

Net assets	$2,981

Summary of Net Assets:
Capital stock and paid-in-capital	3,052
Accumulated undistributed net investment income	7
Accumulated net realized loss on investments	(36)
Unrealized depreciation of investments	(42)

Net assets	$2,981

Shares authorized	150,000

Par value	$0.001

Class R3: Net asset value per share	$9.75

Shares outstanding	103

Net assets	$1,005

Class R4: Net asset value per share	$9.75

Shares outstanding	101

Net assets	$988

Class R5: Net asset value per share	$9.76

Shares outstanding	101

Net assets	$988

The accompanying notes are an integral part of these financial statements.

5

The Hartford Target Retirement 2025 Fund
Statement of Operations
From (commencement of operations) October 31, 2008 through April 30, 2009 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$2
Dividends from underlying affiliated funds	44

Total investment income	46

Expenses:
Investment management fees	2
Transfer agent fees	—
Distribution fees
Class R3	2
Class R4	1
Custodian fees	—
Accounting services	—
Registration and filing fees	18
Board of Directors’ fees	—
Audit fees	3
Other expenses	3

Total expenses (before waivers)	29
Expense waivers	(26)

Total waivers	(26)

Total expenses, net	3

Net investment income	43

Net Realized Loss on Investments:
Net realized loss on investments in underlying affiliated funds	(36)
Net realized gain on investments in securities	—

Net Realized Loss on Investments	(36)

Net Changes in Unrealized Depreciation of Investments:
Net unrealized depreciation of investments	(42)

Net Changes in Unrealized Depreciation of Investments	(42)

Net Loss on Investments	(78)

Net Decrease in Net Assets Resulting from Operations	$(35)

The accompanying notes are an integral part of these financial statements.

6

The Hartford Target Retirement 2025 Fund
Statement of Changes in Net Assets
(000’s Omitted)

For the Period
October 31, 2008**
through
April 30, 2009
Operations:
Net investment income	$43
Net realized loss on investments	(36)
Net unrealized depreciation of investments	(42)

Net decrease in net assets resulting from operations	(35)

Distributions to Shareholders:
From net investment income
Class R3	(12)
Class R4	(12)
Class R5	(12)

Total distributions	(36)

Capital Share Transactions:
Class R3	1,028
Class R4	1,012
Class R5	1,012

Net increase from capital share transactions	3,052

Net increase in net assets	2,981
Net Assets:
Beginning of period	—

End of period	$2,981

Accumulated undistributed net investment income	$7

**	Commencement of operations.
The accompanying notes are an integral part of these financial statements.

7

The Hartford Target Retirement 2025 Fund
Notes to Financial Statements
April 30, 2009 (Unaudited)
(000’s Omitted)
1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-two portfolios. Financial statements for The Hartford Target Retirement 2025 Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Classes R3, R4, R5 shares, which are offered to employer-sponsored retirement plans, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange-traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”).

2.	Significant Accounting Policies:

The accounting policies of the affiliated underlying funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The affiliated Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).
a)	Security Transactions and Investment Income - Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date. Income and capital gain distributions from Underlying Funds are recorded on the ex-dividend date.

b)	Security Valuation - Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the valuation date.

The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary markets, but before the close of the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the

8

Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, ADR’s, exchange traded funds (“ETF’s”)) after the close of the foreign markets but before the close of the Exchange. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Debt securities (other than short-term obligations and senior floating rate interests) held by the Fund are valued on the basis of valuations furnished by an independent pricing service which determines valuations for normal institutional size trading units of debt securities. Senior floating rate interests generally trade in over-the-counter markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by the Fund’s Board of Directors. Generally, the Fund may use fair valuation in regard to debt securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that mature in 60 days or less are valued at amortized cost, which approximates market value.

Exchange traded equity securities shall be valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time. If it is not possible to determine the last reported sale price or official closing price on the relevant exchange or market at the Valuation Time, the value of the security shall be taken to be the most recent mean between bid and asked prices on such exchange or market at the Valuation Time.

Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Options contracts on securities, currencies, indexes, futures contracts, commodities and other instruments shall be valued at their most recent sales price at the Valuation Time on the Primary Market on which the instrument is primarily traded. If the instrument did not trade on the Primary Market, it may be valued at the most recent sales price at the Valuation Time on another exchange or market where it did trade.

Futures contracts are valued at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively. If a settlement price is not available, futures contracts will be valued at the most recent trade price as of the Valuation Time. If there were no trades, the contract shall be valued at the mean of the closing bid/ask prices as of the Valuation Time.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

A forward currency contract shall be valued based on the price of the underlying currency at the prevailing interpolated exchange rate, which is a combination of the spot currency rate and the forward currency rate. Spot currency rates and forward currency rates are obtained from an independent pricing service on a daily basis not more than one hour before the Valuation Time.

9

The Hartford Target Retirement 2025 Fund
Notes to Financial Statements -(continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Fund’s Board of Directors.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

c)	Indexed Securities - The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund uses these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund had investments in indexed securities as of April 30, 2009, as shown on the Schedule of Investments under Exchange Traded Funds.

d)	Fund Share Valuation and Dividend Distributions to Shareholders — Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid annually. Dividends are paid on shares beginning on the business day after the day when the funds used to purchase the shares are collected by the transfer agent for the Fund. Long-term capital gains distributions received from underlying funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences include but are not limited to foreign currency gains and losses, losses deferred due to wash sales adjustments, adjustments related to Passive Foreign Investment Companies and certain derivatives, and excise tax regulations. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

e)	Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

f)	Financial Accounting Standards Board Financial Accounting Standards No. 157 - Effective November 1, 2008, the Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. Fair value is defined under FAS 157 as the exchange price that would be received for an asset or paid to

10

transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Under FAS 157, a fair value measurement should reflect all of the assumptions that market participants would use in pricing the asset or liability, including assumptions about the risk inherent in a particular valuation technique, the effect of a restriction on the sale or use of an asset, and the risk of nonperformance.

Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized, per FAS 157, into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 — Quoted prices in active markets for identical securities. Level 1 includes exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•	Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 includes debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services and foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•	Level 3 — Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes and require significant management judgment or estimation. This category includes broker quoted securities, long dated OTC options and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a good representation of exit price.
Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

FAS 157 also requires that a roll forward reconciliation be shown for all Level 3 securities from the beginning of the reporting period to the end of the reporting period. Part of this reconciliation includes transfers in and/or out of Level 3. For purposes of this reconciliation, transfers in are shown at the end of period fair value and transfers out are shown at the beginning of period fair value. During the six-month period ended April 30, 2009, the Fund held no Level 3 securities.

FASB Staff Position No. 157-4 - In April 2009, FASB released FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP FAS 157-4”). FSP FAS 157-4 provides additional guidance on determining whether a market for a financial asset is not active and a transaction is not distressed when measuring fair value under FAS 157. The FSP also requires additional disclosure detail on debt and equity securities by major investment categories. FSP FAS 157-4 is effective for interim and annual periods ending after June 15, 2009. At this time, management is evaluating the implications of FSP FAS 157-4 and does not believe it will impact valuation but will require additional disclosure. This additional disclosure has not yet been implemented.

g)	Financial Accounting Standards Board Financial Accounting Standards No. 161 - In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires companies to disclose information detailing the objectives and strategies for using derivative instruments, the level of derivative activity entered into by the company and any credit risk-related contingent features of the agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and has not yet implemented the new disclosure standard.

11

The Hartford Target Retirement 2025 Fund
Notes to Financial Statements —(continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
h)	Indemnifications: Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
3.	Federal Income Taxes:
a)	Federal Income Taxes - For federal income tax purposes, the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and the Fund intends to distribute substantially all of its income and gains during the calendar year ending December 31, 2009. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Reclassification of Capital Accounts - In accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the NAV of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. Reclassifications are made at fiscal year end and therefore, no reclassifications were made during the six-month period ended April 30, 2009.

c)	Financial Accounting Standards Board Interpretation No. 48 - On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. The Fund has adopted FIN 48. Management has evaluated the implications of FIN 48 for the Fund and has determined there is no impact to the Fund’s financial statements.
4. Expenses:
a)	Investment Management Agreements - Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with The Hartford Mutual Funds, Inc. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

12

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the six-month period ended April 30, 2009; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.08%
Over $10 billion	0.07%
b)	Accounting Services Agreement — Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting service fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%
c)	Operating Expenses - Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the six-month period ended April 30, 2009, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class R3	Class R4	Class R5
1.20%	0.90%	0.85%
Voluntary limitations for total operating expenses include expenses incurred as the result of investing in other investment companies. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations.

d)	Distribution and Service Plan for Class R3 and R4 Shares - HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records.

The Fund has adopted Distribution and Service Plans in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class R3 shares provides for a distribution fee of 0.50%. The Rule 12b-1 plan applicable to Class R4 shares provides for a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2009, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares rounds to zero. These commissions are in turn paid to sales representatives of the broker/dealers.

e)	Other Related Party Transactions - Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2009, a portion of the Fund’s chief compliance officer’s salary was paid by the Fund in an amount, which rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO was compensated an amount, which rounds to zero, for providing such services. These fees are accrued daily and paid monthly.

13

The Hartford Target Retirement 2025 Fund
Notes to Financial Statements —(continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
5.	Affiliate Holdings:

As of April 30, 2009, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R3	101
Class R4	101
Class R5	101
6.	Investment Transactions:

For the six-month period ended April 30, 2009, the Fund’s aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$3,365
Sales Proceeds Excluding U.S. Government Obligations	336
7.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2009.

	For the Six-Month Period Ended 4/30/2009
		Shares		Shares
		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares
Class R3
Shares	104	1	(2)	—	103
Amount	$1,033	$12	$(17)	$—	$1,028
Class R4
Shares	100	1	—	—	101
Amount	$1,000	$12	$—	$—	$1,012
Class R5
Shares	100	1	—	—	101
Amount	$1,000	$12	$—	$—	$1,012
8.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. During the six-month period ended April 30, 2009, the Fund did not have any borrowings under this facility.

14

The Hartford Target Retirement 2025 Fund
Financial Highlights — (Unaudited)

	- Selected Per-Share Data - (a)									- Ratios and Supplemental Data -
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
															Net Assets		Net Assets		Net Assets
															Before		After		After
				Net											Waivers		Waivers		Waivers
				Realized											and		and		and		Ratio of
				and Un-			Distrib-			Net					Reimburse-		Reimburse-		Reimburse-		Net
		Net	Pay-	realized		Dividends	utions			Increase	Net				ments and		ments and		ments and		Invest-		Port-
	Net Asset	Invest-	ments	Gain		from Net	from	Distri-		(Decrease)	Asset			Net Assets	Including		Including		Excluding		ment		folio
	Value at	ment	from	(Loss) on	Total from	Invest-	Realized	butions	Total	in Net	Value at			at End of	Expenses		Expenses		Expenses		Income to		Turn-
	Beginning	Income	(to)	Invest-	Investment	ment	Capital	from	Distri-	Asset	End of	Total		Period	not Subject		not Subject		not Subject		Average		over
Class	of Period	(Loss)	Affiliate	ments	Operations	Income	Gains	Capital	butions	Value	Period	Return(b)		(000’s)	to Cap(c)		to Cap(c)		to Cap(c)		Net Assets		Rate(d)
From (commencement of operations) October 31, 2008, through April 30, 2009 (Unaudited)
R3	$10.00	$0.13	$—	$(0.26)	$(0.13)	$(0.12)	$—	$—	$(0.12)	$(0.25)	$9.75	(1.29)	%(e)	$1,005	2.46	%(f)	0.42	%(f)	0.42	%(f)	2.97	%(f)	14%
R4	10.00	0.15	—	(0.28)	(0.13)	(0.12)	—	—	(0.12)	(0.25)	9.75	(1.24	) (e)	988	2.16	(f)	0.12	(f)	0.12	(f)	3.28	(f)	—
R5	10.00	0.15	—	(0.27)	(0.12)	(0.12)	—	—	(0.12)	(0.24)	9.76	(1.13	) (e)	988	1.86	(f)	0.07	(f)	0.07	(f)	3.33	(f)	—

(a)	Information presented relates to a share outstanding throughout the indicated period.

(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Expense ratios do not include expenses of the underlying funds.

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	Not annualized.

(f)	Annualized.

15

The Hartford Target Retirement 2025 Fund
Directors and Officers (Unaudited)
The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.
Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and three of the Fund’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which collectively consist of 100 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.
The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.
Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its officers or directors who are employed by The Hartford.
Non-Interested Directors
Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.
Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.
Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies.
Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee is Chairman and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions. Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm, from August 2004 to August 2005. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).
William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

16

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.
Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.
Interested Directors and Officers
Thomas M. Marra* (1958) Director since 2002
Mr. Marra has served as President and Chief Operating Officer of The Hartford Financial Services Group, Inc. (“The Hartford”) since 2007. Mr. Marra currently serves as Director of Hartford Life, Inc. (“HL, Inc.”). Mr. Marra served as Chief Operating Officer of Hartford Life Insurance Company, Inc. (“Hartford Life”) (2000-2008), as President of Hartford Life (2002-2008) and as Director of Hartford Life’s Investment Products Division from 1998 to 2000.

*	On February 24, 2009, The Hartford and Mr. Marra determined to enter into a mutually agreed separation whereby Mr. Marra will retire, and his role as an executive officer and employee of The Hartford will terminate, effective July 3, 2009. Mr. Marra will resign his position as a Director of the Fund effective June 25, 2009.
Lowndes A. Smith (1939) Director since 2002, Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.
John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as Chief Executive Officer, President and Director of HL, Inc. Mr. Walters previously served as President of the U.S. Wealth Management Division of Hartford Life, Inc., as Co-Chief Operating Officer of Hartford Life Insurance Company (2007-2008) and as Executive Vice President and Director of its Investment Products Division (2000-2008). Mr. Walters also serves as Chairman of the Board, Chief Executive Officer, President and Director of Hartford Life Insurance Company and as Executive Vice President of The Hartford. In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”).

*	Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 — 2009).
Other Officers
Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 — 2009))
Mr. Arena serves as Executive Vice President of Hartford Life Insurance Company, (“Hartford Life”). Additionally, Mr. Arena is Director and Senior Vice President of Hartford Administrative Services Company, (“HASCO”), Manager, Chief Executive Officer and President of Hartford Investment Financial Services, LLC (“HIFSCO”) and HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division. Mr. Arena joined American Skandia in 1996.
Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.
Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006 and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury, (the “Treasury”), from 2001 to 2006 where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network, (“FinCEN”) from 2005 — 2006.

17

The Hartford Target Retirement 2025 Fund
Directors and Officers (Unaudited) — (continued)
Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life Insurance Company. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.
Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant General Counsel and Assistant Vice President of The Hartford and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, Assistant Vice President of Hartford Life, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.
Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life and as Director of its Investment Advisory Group in the Individual Markets Group segment. He also serves as Senior Vice President of HIFSCO and HL Advisors. Prior to joining The Hartford in 2004, Mr. Meyer was with MassMutual which he joined in 1987.
D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life where he serves as Director of mutual fund product management for The Hartford’s mutual funds and 529 college savings businesses. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.
Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 — 2007.
HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2008 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

18

The Hartford Target Retirement 2025 Fund
Expense Example (Unaudited)
Your Fund’s Expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2008 through April 30, 2009.
Actual Expenses
The first column of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	October 31, 2008	Beginning	Ending Account	October 31,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2008 through	expense	1/2	full
	October 31, 2008	April 30, 2009	April 30, 2009	October 31, 2008	April 30, 2009	April 30, 2009	ratio	year	year
Class R3	$1,000.00	$987.09	$2.06	$1,000.00	$1,022.71	$2.10	0.42%	181	365
Class R4	$1,000.00	$987.63	$0.59	$1,000.00	$1,024.19	$0.60	0.12	181	365
Class R5	$1,000.00	$988.72	$0.34	$1,000.00	$1,024.44	$0.35	0.07	181	365

19

The Hartford Target Retirement 2030 Fund

The Hartford Target Retirement 2030 Fund
(subadvised by Hartford Investment Management Company)
Performance Overview(1) 9/30/05 — 4/30/09
Growth of a $10,000 investment in Class A which includes Sales Charge
Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Investment objective – Seeks to maximize total return and secondarily, to seek capital preservation.
Average Annual Total Returns(2,3,4) (as of 4/30/09)

	Inception	1	Since
	Date	Year	Inception

Target Retirement 2030 A#	9/30/05	-31.25%	-5.62%
Target Retirement 2030 A##	9/30/05	-35.03%	-7.10%
Target Retirement 2030 B#	9/30/05	-31.60%	-6.20%
Target Retirement 2030 B##	9/30/05	-34.97%	-6.86%
Target Retirement 2030 C#	9/30/05	-31.67%	-6.25%
Target Retirement 2030 C##	9/30/05	-32.34%	-6.25%
Target Retirement 2030 R3#	9/30/05	-31.44%	-5.76%
Target Retirement 2030 R4#	9/30/05	-31.24%	-5.58%
Target Retirement 2030 R5#	9/30/05	-31.15%	-5.49%
Target Retirement 2030 Y#	9/30/05	-31.10%	-5.35%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(4)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2009, which excludes investment transactions as of this date.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Portfolio Managers
Hugh Whelan, CFA	Edward C. Caputo, CFA
Managing Director	Vice President
How did the Fund perform?
The Class A shares of The Hartford Target Retirement 2030 Fund returned -1.59%, before sales charge, for the six-month period ended April 30, 2009. In comparison, its benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, returned -8.53% and 7.74%, respectively, while the average return of the Lipper Mixed-Asset Target 2030 Funds category, a group of funds with investment strategies similar to those of the Fund, was -3.48%.
Why did the Fund perform this way?
The U.S. recession continued to deepen during the six-month period under review. Rising unemployment weighed on personal income and spending, while first quarter industrial production posted the steepest quarterly decline in more than 30 years. However, as the six-month period drew to a close, there were some signs that perhaps the rate of economic decline was beginning to slow. Financial conditions stabilized a bit, while the Federal Reserve’s purchases of long-term Treasuries and mortgage-backed securities also provided strong support for the mortgage market, driving fixed mortgage rates lower. Generally, the Fund’s target asset allocation is set at approximately 81% equities and 19% fixed-income.
This environment initially created another difficult period for stocks, with the S&P 500 Index closing at a new low of 676.53 on March 9, down

2

-29.30% since the start of the 6-month period. However, emergent signs of a slowdown in the economy’s free-fall helped lift the index through the remainder of the period, leaving it down -8.53% for the period. The index was in the black in March and April, gaining 8.76% and 9.57%, respectively, for a gain of 29.38% from March 9 through the end of the period. Declines were widespread across equity asset classes during the six-month period. Among the eleven equity asset classes in our investment universe, emerging market stocks, EAFE small cap stocks, and U.S. midcap growth stock indices posted positive returns over the 6-month period. U.S. Real-Estate Investment Trusts (REITS) led the way lower during the period, while growth stocks continued to outperform value stocks across all market capitalization levels. International stocks outperformed U.S. stocks.
In fixed income, five and ten year Treasury yields increased during the 6-month period. Within the major sectors of the Barclays Capital U.S. Aggregate Bond Index, investment grade credit was the top performer at 11.47%, while commercial mortgage backed securities (CMBS) were the weakest performer at 1.32%. In the high yield asset classes, high yield bonds and emerging markets debt both outperformed the Barclays Capital U.S. Aggregate Bond Index, while floating rate notes did not. In addition, Treasury Inflation-Protection Securities (TIPS) were the best performing investment grade asset class in our investment universe at 9.46%.
There are two main drivers of the Fund’s performance: asset allocation among various asset classes and performance of the underlying funds. With regard to asset allocation, the Fund maintains relatively fixed exposures to the equity and fixed income markets. Therefore, we seek to add value by strategically allocating within the equity and fixed income investment sub asset classes. Our asset allocation decisions over the period improved the Fund’s performance.
Concerning the Fund’s equity exposure, favorable allocations to emerging market stocks and international small cap stocks helped offset unfavorable allocations to U.S. stocks. By design, the Fund also maintains exposure to various fixed income asset classes to deliver a well diversified portfolio solution. The Fund also benefited from its allocation to TIPS. Based on the risk preferences of the Fund’s mandate, the portfolio’s duration (a measure of a bond’s sensitivity to changes in interest rates) is targeted to be greater than the Barclay’s Capital U.S. Aggregate Bond Index. The Fund benefited from the longer duration positioning.
Beyond the asset allocation decision, we also seek to add value by selecting the underlying mutual funds that will most effectively deliver the target asset class exposures. We analyze all of the funds in our investment universe, looking through each fund’s objectives and stated benchmark to see what it actually holds and how it behaves. During the period, the Fund benefited from underlying fund selection.
During the period, the Fund continued to utilize Exchange-Traded Funds (ETFs) to obtain asset class exposures otherwise unavailable through The Hartford family of funds. Specifically, the Fund has target allocations to ETFs that provide U.S. real estate and international real estate exposure, as well as emerging market debt exposure.
Whenever possible, we rely on cash flows to execute our allocation changes. During the period, a hard rebalance (i.e. a fund rebalancing to move the underlying fund investments to their target allocation percentages) was executed to bring the fund allocations closer to their targets. In addition, we have changed the target allocation to stocks and bonds from 82% stock and 18% bond to 81% stock and 19% bond.
What is the outlook?
In fixed income, risk premiums (the additional compensation paid to investors to tolerate the increased level of risk in a given asset class relative to Treasuries) across most asset classes reversed course and began to contract as conditions improved and volatility declined. An onslaught of government policy, from fiscal stimulus to quantitative easing, was the primary catalyst and buyers of historically inexpensive corporate debt emerged as more market participants recognized relative value versus equities. Although risk premiums have come off their historical peak, spreads remain significantly wider (i.e. short and long term interest rates farther apart) than in prior recessions.
In equities the earnings picture is cloudy. First, earnings are falling at near record-breaking rates and all indications are that they will continue to fall. Second, the quality and reliability of the earnings reported is lower than historical standards as the gap between pro forma (“street”) earnings and GAAP (Generally Accepted Accounting Principles) earnings rose in the past several months. Third, there is little clarity in future earnings prospects as the disparity among analyst estimates for future earnings remains at elevated levels. Historically, such consensus building was a precondition to the final, sustained recovery from bear markets associated with recessions.
That said, we believe that investors are well served by adhering to a strategic, diversified portfolio and rebalancing accordingly. We construct these portfolios based upon the long-term properties of asset classes. We look at their long-term returns, volatilities, and correlations between each other and run optimizations to build an optimal portfolio.
Composition by Underlying Fund
as of April 30, 2009

Percentage of Net
Fund Name	Assets
SPDR DJ Wilshire International Real Estate ETF	1.1%
SPDR DJ Wilshire REIT ETF	1.2
The Hartford Capital Appreciation Fund, Class Y	15.4
The Hartford Capital Appreciation II Fund, Class Y	3.2
The Hartford Disciplined Equity Fund, Class Y	5.2
The Hartford Dividend and Growth Fund, Class Y	4.5
The Hartford Equity Income Fund, Class Y	3.0
The Hartford Fundamental Growth Fund, Class Y	0.5
The Hartford Global Growth Fund, Class Y	3.5
The Hartford Growth Fund, Class Y	4.8
The Hartford Growth Opportunities Fund, Class Y	3.5
The Hartford Inflation Plus Fund, Class Y	4.9
The Hartford International Opportunities Fund, Class Y	4.6
The Hartford International Small Company Fund, Class Y	4.6
The Hartford MidCap Fund, Class Y	1.3
The Hartford MidCap Value Fund, Class Y	0.1
The Hartford Select MidCap Value Fund, Class Y	1.2
The Hartford Select SmallCap Value Fund, Class Y	4.1
The Hartford Small Company Fund, Class Y	3.3
The Hartford Total Return Bond Fund, Class Y	14.1
The Hartford Value Fund, Class Y	15.7
Other Assets and Liabilities	0.2

Total	100.0%

3

The Hartford Target Retirement 2030 Fund
Schedule of Investments
April 30, 2009 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 97.5%
EQUITY FUNDS - 78.5%
196	The Hartford Capital Appreciation Fund, Class Y		$4,853
113	The Hartford Capital Appreciation II Fund, Class Y •		1,011
182	The Hartford Disciplined Equity Fund, Class Y		1,647
105	The Hartford Dividend and Growth Fund, Class Y		1,431
104	The Hartford Equity Income Fund, Class Y		940
20	The Hartford Fundamental Growth Fund, Class Y •		155
101	The Hartford Global Growth Fund, Class Y •		1,104
125	The Hartford Growth Fund, Class Y •		1,506
62	The Hartford Growth Opportunities Fund, Class Y		1,110
144	The Hartford International Opportunities Fund, Class Y		1,459
185	The Hartford International Small Company Fund, Class Y		1,441
26	The Hartford MidCap Fund, Class Y •		411
3	The Hartford MidCap Value Fund, Class Y		24
63	The Hartford Select MidCap Value Fund, Class Y		394
196	The Hartford Select SmallCap Value Fund, Class Y		1,300
80	The Hartford Small Company Fund, Class Y •		1,048
615	The Hartford Value Fund, Class Y		4,959

	Total equity funds (cost $33,403)		$24,793

FIXED INCOME FUNDS - 19.0%
146	The Hartford Inflation Plus Fund, Class Y		$1,563
464	The Hartford Total Return Bond Fund, Class Y		4,457

	Total fixed income funds (cost $6,205)		$6,020

	Total investments in affiliated investment companies (cost $39,608)		$30,813

EXCHANGE TRADED FUNDS - 2.3%
14	SPDR DJ Wilshire International Real Estate ETF		$337
11	SPDR DJ Wilshire REIT ETF		383

	Total exchange traded funds (cost $949)		$720

	Total long-term investments (cost $40,557)		$31,533

	Total investments (cost $40,557) ▲	99.8%	$31,533
	Other assets and liabilities	0.2%	58

	Total net assets	100.0%	$31,591

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2009, the cost of securities for federal income tax purposes was $40,720 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$190
Unrealized Depreciation	(9,377)

Net Unrealized Depreciation	$(9,187)

•	Currently non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.
FAS 157 Disclosure of Investment Valuation Hierarchy Levels

Assets:
Investment in securities — Level 1	$31,533

Total	$31,533

The accompanying notes are an integral part of these financial statements.

4

The Hartford Target Retirement 2030 Fund
Statement of Assets and Liabilities
April 30, 2009 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at fair value (cost $949)	$720
Investments in underlying affiliated funds, at fair value (cost $39,608)	30,813
Receivables:
Fund shares sold	40
Dividends and interest	13
Other assets	54

Total assets	31,640

Liabilities:
Payables:
Investment securities purchased	40
Fund shares redeemed	1
Investment management fees	1
Distribution fees	1
Accrued expenses	6

Total liabilities	49

Net assets	$31,591

Summary of Net Assets:
Capital stock and paid-in-capital	42,338
Accumulated undistributed net investment income	69
Accumulated net realized loss on investments	(1,792)
Unrealized depreciation of investments	(9,024)

Net assets	$31,591

Shares authorized	950,000

Par value	$0.001

Class A: Net asset value per share/Maximum offering price per share	$6.56/$6.94

Shares outstanding	1,939

Net assets	$12,711

Class B: Net asset value per share	$6.56

Shares outstanding	103

Net assets	$673

Class C: Net asset value per share	$6.55

Shares outstanding	119

Net assets	$778

Class R3: Net asset value per share	$6.51

Shares outstanding	181

Net assets	$1,178

Class R4: Net asset value per share	$6.54

Shares outstanding	1,861

Net assets	$12,176

Class R5: Net asset value per share	$6.55

Shares outstanding	618

Net assets	$4,051

Class Y: Net asset value per share	$6.57

Shares outstanding	4

Net assets	$24

The accompanying notes are an integral part of these financial statements.

5

The Hartford Target Retirement 2030 Fund
Statement of Operations
For the Six Month Period Ended April 30, 2009 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$14
Dividends from underlying affiliated funds	392

Total investment income	406

Expenses:
Investment management fees	20
Transfer agent fees	12
Distribution fees
Class A	14
Class B	3
Class C	4
Class R3	3
Class R4	11
Custodian fees	—
Accounting services	2
Registration and filing fees	33
Board of Directors’ fees	1
Audit fees	3
Other expenses	15

Total expenses (before waivers)	121
Expense waivers	(94)
Transfer agent fee waivers	(2)

Total waivers	(96)

Total expenses, net	25

Net investment income	381

Net Realized Loss on Investments:
Net realized loss on investments in underlying affiliated funds	(1,251)

Net Realized Loss on Investments	(1,251)

Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	765

Net Changes in Unrealized Appreciation of Investments	765

Net Loss on Investments	(486)

Net Decrease in Net Assets Resulting from Operations	$(105)

The accompanying notes are an integral part of these financial statements.

6

The Hartford Target Retirement 2030 Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2009	Year Ended
	(Unaudited)	October 31, 2008
Operations:
Net investment income	$381	$238
Net realized loss on investments	(1,251)	(69)
Net unrealized appreciation (depreciation) of investments	765	(11,227)

Net decrease in net assets resulting from operations	(105)	(11,058)

Distributions to Shareholders:
From net investment income
Class A	(211)	(531)
Class B	(9)	(17)
Class C	(11)	(15)
Class R3	(22)	—
Class R4	(157)	(34)
Class R5	(60)	—
Class Y	—	(1)
From net realized gain on investments
Class A	—	(147)
Class B	—	(5)
Class C	—	(4)
Class R4	—	(7)

Total distributions	(470)	(761)

Capital Share Transactions:
Class A	535	4,442
Class B	89	392
Class C	50	727
Class R3	135	1,285
Class R4	4,599	9,923
Class R5	1,507	3,411
Class Y	1	2

Net increase from capital share transactions	6,916	20,182

Net increase in net assets	6,341	8,363
Net Assets:
Beginning of period	25,250	16,887

End of period	$31,591	$25,250

Accumulated undistributed net investment income	$69	$158

The accompanying notes are an integral part of these financial statements.

7

The Hartford Target Retirement 2030 Fund
Notes to Financial Statements
April 30, 2009 (Unaudited)
(000’s Omitted)
1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-two portfolios. Financial statements for The Hartford Target Retirement 2030 Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares are sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Classes R3, R4, R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and except that Class B shares automatically convert to Class A shares after 8 years.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange-traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”).

2.	Significant Accounting Policies:

The accounting policies of the affiliated underlying funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The affiliated Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).
a)	Security Transactions and Investment Income - Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date. Income and capital gain distributions from Underlying Funds are recorded on the ex-dividend date.

b)	Security Valuation – Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the valuation date.

The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary

8

markets, but before the close of the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, ADR’s, exchange traded funds (“ETF’s”)) after the close of the foreign markets but before the close of the Exchange. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Debt securities (other than short-term obligations and senior floating rate interests) held by the Fund are valued on the basis of valuations furnished by an independent pricing service which determines valuations for normal institutional size trading units of debt securities. Senior floating rate interests generally trade in over-the-counter markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by the Fund’s Board of Directors. Generally, the Fund may use fair valuation in regard to debt securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that mature in 60 days or less are valued at amortized cost, which approximates market value.

Exchange traded equity securities shall be valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time. If it is not possible to determine the last reported sale price or official closing price on the relevant exchange or market at the Valuation Time, the value of the security shall be taken to be the most recent mean between bid and asked prices on such exchange or market at the Valuation Time.

Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Options contracts on securities, currencies, indexes, futures contracts, commodities and other instruments shall be valued at their most recent sales price at the Valuation Time on the Primary Market on which the instrument is primarily traded. If the instrument did not trade on the Primary Market, it may be valued at the most recent sales price at the Valuation Time on another exchange or market where it did trade.

Futures contracts are valued at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively. If a settlement price is not available, futures contracts will be valued at the most recent trade price as of the Valuation Time. If there were no trades, the contract shall be valued at the mean of the closing bid/ask prices as of the Valuation Time.

9

The Hartford Target Retirement 2030 Fund
Notes to Financial Statements — (continued)
 April 30, 2009 (Unaudited)
(000’s Omitted)
Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

A forward currency contract shall be valued based on the price of the underlying currency at the prevailing interpolated exchange rate, which is a combination of the spot currency rate and the forward currency rate. Spot currency rates and forward currency rates are obtained from an independent pricing service on a daily basis not more than one hour before the Valuation Time.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Fund’s Board of Directors.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

c)	Indexed Securities — The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund uses these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund had investments in indexed securities as of April 30, 2009, as shown on the Schedule of Investments under Exchange Traded Funds.

d)	Fund Share Valuation and Dividend Distributions to Shareholders — Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid annually. Dividends are paid on shares beginning on the business day after the day when the funds used to purchase the shares are collected by the transfer agent for the Fund. Long-term capital gains distributions received from underlying funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences include but are not limited to foreign currency gains and losses, losses deferred due to wash sales adjustments, adjustments related to Passive Foreign Investment Companies and certain derivatives, and excise tax regulations. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

e)	Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial

10

statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

f)	Financial Accounting Standards Board Financial Accounting Standards No. 157 – Effective November 1, 2008, the Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. Fair value is defined under FAS 157 as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Under FAS 157, a fair value measurement should reflect all of the assumptions that market participants would use in pricing the asset or liability, including assumptions about the risk inherent in a particular valuation technique, the effect of a restriction on the sale or use of an asset, and the risk of nonperformance.

Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized, per FAS 157, into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 – Quoted prices in active markets for identical securities. Level 1 includes exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 includes debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services and foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•	Level 3 – Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes and require significant management judgment or estimation. This category includes broker quoted securities, long dated OTC options and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a good representation of exit price.
Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

FAS 157 also requires that a roll forward reconciliation be shown for all Level 3 securities from the beginning of the reporting period to the end of the reporting period. Part of this reconciliation includes transfers in and/or out of Level 3. For purposes of this reconciliation, transfers in are shown at the end of period fair value and transfers out are shown at the beginning of period fair value. During the six-month period ended April 30, 2009, the Fund held no Level 3 securities.

FASB Staff Position No. 157-4 – In April 2009, FASB released FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP FAS 157-4”). FSP FAS 157-4 provides additional guidance on determining whether a market for a financial asset is not active and a transaction is not distressed when measuring fair value under FAS 157. The FSP also requires additional disclosure detail on debt and equity securities by major investment categories. FSP FAS 157-4 is effective for interim and annual periods ending after June 15, 2009. At this time, management is evaluating the implications of FSP FAS 157-4 and does not believe it will impact valuation but will require additional disclosure. This additional disclosure has not yet been implemented.

g)	Financial Accounting Standards Board Financial Accounting Standards No. 161 – In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging

11

The Hartford Target Retirement 2030 Fund
Notes to Financial Statements – (continued)
 April 30, 2009 (Unaudited)
(000’s Omitted)
Activities” (“FAS 161”). FAS 161 requires companies to disclose information detailing the objectives and strategies for using derivative instruments, the level of derivative activity entered into by the company and any credit risk-related contingent features of the agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and has not yet implemented the new disclosure standard.

h)	Indemnifications: Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
3.	Federal Income Taxes:
a)	Federal Income Taxes - For federal income tax purposes, the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and the Fund intends to distribute substantially all of its income and gains during the calendar year ending December 31, 2009. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2008	October 31, 2007
Ordinary Income	$684	$44
Long-Term Capital Gains *	77	1

*	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC code Sec. 852(b)(3)(C).
As of October 31, 2008, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$158
Accumulated Capital Losses*	$(378)
Unrealized Depreciation†	$(9,952)

Total Accumulated Deficit	$(10,172)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable to the tax deferral of wash sales losses, the mark-to-market adjustment for certain derivatives in accordance with IRC Sec. 1256, the mark to market for Passive Foreign Investment Companies and basis differences in real estate investment trusts.
c)	Reclassification of Capital Accounts - In accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Fund has recorded reclassifications in its capital

12

accounts. These reclassifications had no impact on the NAV of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. As of October 31, 2008, the Fund recorded reclassifications to increase undistributed net investment income by $470 and decrease accumulated net realized loss by $470.

d)	Capital Loss Carryforward - At October 31, 2008 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year	Amount
2016	$378

Total	$378

e)	Financial Accounting Standards Board Interpretation No. 48 – On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. The Fund adopted FIN 48 for fiscal years beginning after December 15, 2006. Management has evaluated the implications of FIN 48 for all open tax years (tax years ended October 31, 2006 – 2008) and has determined there is no impact to the Fund’s financial statements.
4.	Expenses:
a)	Investment Management Agreements – Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with The Hartford Mutual Funds, Inc. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the six-month period ended April 30, 2009; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.08%
Over $10 billion	0.07%
b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting service fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

13

The Hartford Target Retirement 2030 Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
c)	Operating Expenses - Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the six-month period ended April 30, 2009, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class R3	Class R4	Class R5	Class Y
1.05%	1.80%	1.80%	1.20%	0.90%	0.85%	0.85%
Voluntary limitations for total operating expenses include expenses incurred as the result of investing in other investment companies. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations.

d)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares - HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2009, HIFSCO received front-end load sales charges of $41 and contingent deferred sales charges of $1 from the Fund.

The Fund has adopted Distribution and Service Plans in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Funds provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of only up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2009, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $5. These commissions are in turn paid to sales representatives of the broker/dealers.

e)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2009, a portion of the Fund’s chief compliance officer’s salary was paid by the Fund in an amount, which rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO was compensated $12 for providing such services. These fees are accrued daily and paid monthly.

14

5.	Affiliate Holdings:

As of April 30, 2009, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class Y	4
6.	Investment Transactions:

For the six-month period ended April 30, 2009, the Fund’s aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$10,701
Sales Proceeds Excluding U.S. Government Obligations	3,864
7.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2009 and the year ended October 31, 2008:

	For the Six-Month Period Ended April 30, 2009					For the Year Ended October 31, 2008
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	365	34	(326)	—	73	722	67	(321)	—	468
Amount	$2,245	$211	$(1,921)	$—	$535	$6,668	$677	$(2,903)	$—	$4,442
Class B
Shares	22	1	(9)	—	14	52	2	(13)	—	41
Amount	$139	$9	$(59)	$—	$89	$482	$22	$(112)	$—	$392
Class C
Shares	53	2	(48)	—	7	94	2	(21)	—	75
Amount	$334	$11	$(295)	$—	$50	$883	$19	$(175)	$—	$727
Class R3
Shares	29	3	(9)	—	23	158	—	(1)	—	157
Amount	$173	$22	$(60)	$—	$135	$1,297	$—	$(12)	$—	$1,285
Class R4
Shares	750	25	(32)	—	743	1,267	4	(212)	—	1,059
Amount	$4,642	$157	$(200)	$—	$4,599	$11,848	$41	$(1,966)	$—	$9,923
Class R5
Shares	252	9	(15)	—	246	401	—	(30)	—	371
Amount	$1,542	$59	$(94)	$—	$1,507	$3,674	$1	$(264)	$—	$3,411
Class Y
Shares	—	—	—	—	—	—	1	—	—	1
Amount	$—	$1	$—	$—	$1	$—	$2	$—	$—	$2
The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued and Class B shares redeemed) for the six-month period ended April 30, 2009 and the year ended October 31, 2008:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2009	1	$9
For the Year Ended October 31, 2008	–	$–

15

The Hartford Target Retirement 2030 Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
8.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. During the six-month period ended April 30, 2009, the Fund did not have any borrowings under this facility.

9.	Proposed Reclassifications:

At a meeting held on February 4, 2009, the Board of Directors of the Fund approved a transaction under which Class B shares and Class C shares of the Fund would become Class A shares of the Fund. Following the transaction, each shareholder owning Class B shares will own Class A shares equal to the aggregate value of their Class B shares and each shareholder owning Class C shares will own Class A shares equal to the aggregate value of their Class C shares (the “Reclassification”).

Effective February 13, 2009, Class B shares and Class C shares of the Fund are no longer sold to new investors or existing shareholders (except through reinvested dividends) nor are they eligible for exchanges from other Hartford Mutual Funds.

Shareholders of Class B and Class C shares are required to approve the Reclassifications. The Board of Directors of the Fund has called for a Special Joint Meeting of Shareholders of the Funds to be held on or about July 16, 2009, for the purpose of seeking the approval of the Reclassifications by the Class B and Class C shareholders of the Fund.

If the Reclassifications are approved, sales charges will not be charged shareholders of Class B and Class C shares; contingent deferred sales charges for Class B and Class C shares will be waived; and distribution and service (12b-1) fees on shares classified as Class B and Class C shares before the Reclassifications will be reduced from 1.00% to 0.25% after the Reclassifications.

16

The Hartford Target Retirement 2030 Fund
Financial Highlights – (Unaudited)

	- Selected Per-Share Data - (a)										- Ratios and Supplemental Data -
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
															Net Assets		Net Assets		Net Assets
															Before		After		After
				Net											Waivers		Waivers		Waivers
				Realized											and		and		and
				and Un-			Distrib-			Net					Reimburse-		Reimburse-		Reimburse-		Ratio of
		Net	Pay-	realized		Dividends	utions			Increase	Net			Net	ments and		ments and		ments and		Net Invest-		Port-
	Net Asset	Invest-	ments	Gain		from Net	from	Distri-		(Decrease)	Asset			Assets at	Including		Including		Excluding		ment		folio
	Value at	ment	from	(Loss) on	Total from	Invest-	Realized	butions	Total	in Net	Value at			End of	Expenses		Expenses		Expenses		Income to		Turn-
	Beginning	Income	(to)	Invest-	Investment	ment	Capital	from	Distri-	Asset	End of	Total		Period	not Subject		not Subject		not Subject		Average		over
Class	of Period	(Loss)	Affiliate	ments	Operations	Income	Gains	Capital	butions	Value	Period	Return(b)		(000’s)	to Cap(c)		to Cap(c)		to Cap(c)		Net Assets		Rate(d)
For the Six-Month Period Ended April 30, 2009 (Unaudited) (e)
A	$6.80	$0.09	$—	$(0.21)	$(0.12)	$(0.12)	$—	$—	$(0.12)	$(0.24)	$6.56	(1.59)	%(f)	$12,711	0.88	%(g)	0.23	%(g)	0.23	%(g)	2.94	%(g)	14%
B	6.78	0.08	—	(0.21)	(0.13)	(0.09)	—	—	(0.09)	(0.22)	6.56	(1.84	) (f)	673	2.15	(g)	0.61	(g)	0.61	(g)	2.59	(g)	—
C	6.78	0.08	—	(0.23)	(0.15)	(0.08)	—	—	(0.08)	(0.23)	6.55	(2.14	) (f)	778	1.92	(g)	0.84	(g)	0.84	(g)	2.52	(g)	—
R3	6.77	0.08	—	(0.20)	(0.12)	(0.14)	—	—	(0.14)	(0.26)	6.51	(1.67	) (f)	1,178	1.20	(g)	0.38	(g)	0.38	(g)	2.77	(g)	—
R4	6.78	0.09	—	(0.21)	(0.12)	(0.12)	—	—	(0.12)	(0.24)	6.54	(1.58	) (f)	12,176	0.88	(g)	0.08	(g)	0.08	(g)	2.89	(g)	—
R5	6.80	0.09	—	(0.21)	(0.12)	(0.13)	—	—	(0.13)	(0.25)	6.55	(1.68	) (f)	4,051	0.58	(g)	0.03	(g)	0.03	(g)	3.04	(g)	—
Y	6.82	0.10	—	(0.21)	(0.11)	(0.14)	—	—	(0.14)	(0.25)	6.57	(1.51	) (f)	24	0.49	(g)	0.03	(g)	0.03	(g)	3.21	(g)	—
For the Year Ended October 31, 2008 (e)
A	10.92	0.13	—	(3.78)	(3.65)	(0.37)	(0.10)	—	(0.47)	(4.12)	6.80	(34.83)		12,679	0.86		0.51		0.51		1.43		35
B	10.90	0.01	—	(3.71)	(3.70)	(0.32)	(0.10)	—	(0.42)	(4.12)	6.78	(35.23)		607	2.07		1.01		1.01		0.62		—
C	10.89	0.01	—	(3.70)	(3.69)	(0.32)	(0.10)	—	(0.42)	(4.11)	6.78	(35.17)		761	1.86		1.22		1.22		0.12		—
R3	10.88	(0.01)	—	(3.68)	(3.69)	(0.32)	(0.10)	—	(0.42)	(4.11)	6.77	(35.18)		1,070	1.25		0.86		0.86		(0.10)		—
R4	10.91	0.02	—	(3.67)	(3.65)	(0.38)	(0.10)	—	(0.48)	(4.13)	6.78	(34.87)		7,578	0.89		0.54		0.54		0.17		—
R5	10.93	0.03	—	(3.68)	(3.65)	(0.38)	(0.10)	—	(0.48)	(4.13)	6.80	(34.82)		2,530	0.58		0.22		0.22		0.33		—
Y	10.95	0.18	—	(3.82)	(3.64)	(0.39)	(0.10)	—	(0.49)	(4.13)	6.82	(34.69)		25	0.54		0.19		0.19		1.89		—
For the Year Ended October 31, 2007
A	9.36	0.15	—	1.55	1.70	(0.13)	(0.01)	—	(0.14)	1.56	10.92	18.34		15,260	1.45		0.54		0.54		0.75		23
B	9.36	0.08	—	1.55	1.63	(0.08)	(0.01)	—	(0.09)	1.54	10.90	17.53		522	2.58		1.17		1.17		0.83		—
C	9.37	0.07	—	1.55	1.62	(0.09)	(0.01)	—	(0.10)	1.52	10.89	17.44		405	2.48		1.26		1.26		0.21		—
R3(h)	9.53	(0.01)	—	1.36	1.35	—	—	—	—	1.35	10.88	14.17	(f)	11	1.90	(g)	0.94	(g)	0.94	(g)	(0.06	) (g)	—
R4(i)	9.53	—	—	1.38	1.38	—	—	—	—	1.38	10.91	14.48	(f)	640	1.54	(g)	0.64	(g)	0.64	(g)	0.29	(g)	—
R5(j)	9.53	0.05	—	1.35	1.40	—	—	—	—	1.40	10.93	14.69	(f)	11	1.30	(g)	0.34	(g)	0.34	(g)	0.54	(g)	—
Y	9.36	0.19	—	1.54	1.73	(0.13)	(0.01)	—	(0.14)	1.59	10.95	18.60		38	1.12		0.24		0.24		1.90		—
For the Year Ended October 31, 2006 (e)
A	9.75	0.03	—	0.87	0.90	(0.49)	—	(0.80)	(1.29)	(0.39)	9.36	10.00		1,857	14.20		0.53		0.53		0.37		19
B	9.74	(0.02)	—	0.86	0.84	(0.42)	—	(0.80)	(1.22)	(0.38)	9.36	9.22		305	15.05		1.24		1.24		(0.28)		—
C	9.74	—	—	0.85	0.85	(0.42)	—	(0.80)	(1.22)	(0.37)	9.37	9.35		81	15.18		1.10		1.10		—		—
Y	9.75	0.10	—	0.84	0.94	(0.53)	—	(0.80)	(1.33)	(0.39)	9.36	10.40		32	13.67		0.21		0.21		1.10		—
From (commencement of operations) September 30, 2005, through October 31, 2005
A(k)	10.00	0.01	—	(0.26)	(0.25)	—	—	—	—	(0.25)	9.75	(2.50	) (f)	10	0.69	(g)	0.48	(g)	0.48	(g)	0.76	(g)	14
B(l)	10.00	—	—	(0.26)	(0.26)	—	—	—	—	(0.26)	9.74	(2.60	) (f)	10	1.39	(g)	1.24	(g)	1.24	(g)	—	(g)	—
C(m)	10.00	—	—	(0.26)	(0.26)	—	—	—	—	(0.26)	9.74	(2.60	) (f)	9	1.39	(g)	1.24	(g)	1.24	(g)	—	(g)	—
Y(n)	10.00	0.01	—	(0.26)	(0.25)	—	—	—	—	(0.25)	9.75	(2.50	) (f)	10	0.34	(g)	0.19	(g)	0.19	(g)	1.05	(g)	—

(a)	Expense ratios do not include expenses of the underlying funds.

(b)	Information presented relates to a share outstanding throughout the indicated period.

(c)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(d)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).

(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(f)	Per share amounts have been calculated using average shares outstanding method.

(g)	Not annualized.

(h)	Annualized.

(i)	Commenced operations on December 22, 2006.

(j)	Commenced operations on December 22, 2006.

(k)	Commenced operations on December 22, 2006.

(l)	Commenced operations on September 30, 2005.

(m)	Commenced operations on September 30, 2005.

(n)	Commenced operations on September 30, 2005.

(o)	Commenced operations on September 30, 2005.

17

The Hartford Target Retirement 2030 Fund
Directors and Officers (Unaudited)
The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.
Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and three of the Fund’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which collectively consist of 100 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.
The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.
Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its officers or directors who are employed by The Hartford.
Non-Interested Directors
Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.
Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.
Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies.
Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee is Chairman and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions. Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm, from August 2004 to August 2005. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).
William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

18

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.
Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.
Interested Directors and Officers
Thomas M. Marra* (1958) Director since 2002
Mr. Marra has served as President and Chief Operating Officer of The Hartford Financial Services Group, Inc. (“The Hartford”) since 2007. Mr. Marra currently serves as Director of Hartford Life, Inc. (“HL, Inc.”). Mr. Marra served as Chief Operating Officer of Hartford Life Insurance Company, Inc. (“Hartford Life”) (2000-2008), as President of Hartford Life (2002-2008) and as Director of Hartford Life’s Investment Products Division from 1998 to 2000.

*	On February 24, 2009, The Hartford and Mr. Marra determined to enter into a mutually agreed separation whereby Mr. Marra will retire, and his role as an executive officer and employee of The Hartford will terminate, effective July 3, 2009. Mr. Marra will resign his position as a Director of the Fund effective June 25, 2009.
Lowndes A. Smith (1939) Director since 2002, Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.
John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as Chief Executive Officer, President and Director of HL, Inc. Mr. Walters previously served as President of the U.S. Wealth Management Division of Hartford Life, Inc., as Co-Chief Operating Officer of Hartford Life Insurance Company (2007-2008) and as Executive Vice President and Director of its Investment Products Division (2000-2008). Mr. Walters also serves as Chairman of the Board, Chief Executive Officer, President and Director of Hartford Life Insurance Company and as Executive Vice President of The Hartford. In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”).

*	Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 – 2009).
Other Officers
Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 – 2009))
Mr. Arena serves as Executive Vice President of Hartford Life Insurance Company, (“Hartford Life”). Additionally, Mr. Arena is Director and Senior Vice President of Hartford Administrative Services Company, (“HASCO”), Manager, Chief Executive Officer and President of Hartford Investment Financial Services, LLC (“HIFSCO”) and HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division. Mr. Arena joined American Skandia in 1996.
Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.
Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006 and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury, (the “Treasury”), from 2001 to 2006 where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network, (“FinCEN”) from 2005 – 2006.

19

The Hartford Target Retirement 2030 Fund
Directors and Officers (Unaudited) – (continued)
Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life Insurance Company. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.
Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant General Counsel and Assistant Vice President of The Hartford and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, Assistant Vice President of Hartford Life, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.
Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life and as Director of its Investment Advisory Group in the Individual Markets Group segment. He also serves as Senior Vice President of HIFSCO and HL Advisors. Prior to joining The Hartford in 2004, Mr. Meyer was with MassMutual which he joined in 1987.
D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life where he serves as Director of mutual fund product management for The Hartford’s mutual funds and 529 college savings businesses. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.
Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 – 2007.
HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2008 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

20

The Hartford Target Retirement 2030 Fund
Expense Example (Unaudited)
Your Fund’s Expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2008 through April 30, 2009.
Actual Expenses
The first column of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	October 31, 2008	Beginning	Ending Account	October 31,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2008 through	expense	1/2	full
	October 31, 2008	April 30, 2009	April 30, 2009	October 31, 2008	April 30, 2009	April 30, 2009	ratio	year	year
Class A	$1,000.00	$984.14	$1.13	$1,000.00	$1,023.65	$1.15	0.23%	181	365
Class B	$1,000.00	$981.62	$2.99	$1,000.00	$1,021.76	$3.05	0.61	181	365
Class C	$1,000.00	$978.63	$4.12	$1,000.00	$1,020.62	$4.20	0.84	181	365
Class R3	$1,000.00	$983.32	$1.86	$1,000.00	$1,022.91	$1.90	0.38	181	365
Class R4	$1,000.00	$984.16	$0.39	$1,000.00	$1,024.39	$0.40	0.08	181	365
Class R5	$1,000.00	$983.20	$0.14	$1,000.00	$1,024.64	$0.15	0.03	181	365
Class Y	$1,000.00	$984.94	$0.14	$1,000.00	$1,024.64	$0.15	0.03	181	365

21

The Hartford Target Retirement 2035 Fund

The Hartford Target Retirement 2035 Fund
(subadvised by Hartford Investment Management Company)
Performance Overview (1) 10/31/08 — 4/30/09
Growth of a $10,000 investment in Class R3
Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
You cannot invest directly in an index.
Investment objective — Seeks to maximize total return and secondarily, to seek capital preservation.
Average Annual Total Returns(2) (as of 4/30/09)

	Inception	Since
	Date	Inception

Target Retirement 2035 R3	10/31/08	-2.42%
Target Retirement 2035 R4	10/31/08	-2.27%
Target Retirement 2035 R5	10/31/08	-2.26%
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes R4 and R5 shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2009, which excludes investment transactions as of this date.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Portfolio Managers
Hugh Whelan, CFA	Edward C. Caputo, CFA
Managing Director	Vice President
How did the Fund perform?
The Class R3 shares of The Hartford Target Retirement 2035 Fund returned -2.42% for the six-month period ended April 30, 2009. In comparison, its benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, returned -8.53% and 7.74%, respectively, while the average return of the Lipper Mixed-Asset Target 2035 Funds category, a group of funds with investment strategies similar to those of the Fund, was -3.60%.
Why did the Fund perform this way?
The U.S. recession continued to deepen during the six-month period under review. Rising unemployment weighed on personal income and spending, while first quarter industrial production posted the steepest quarterly decline in more than 30 years. However, as the six-month period drew to a close, there were some signs that perhaps the rate of economic decline was beginning to slow. Financial conditions stabilized a bit, while the Federal Reserve’s purchases of long term Treasuries and mortgage-backed securities also provided strong support for the mortgage market, driving fixed mortgage rates lower. Generally, the Fund’s target asset allocation is set at approximately 87% equities and 13% fixed-income.
This environment initially created another difficult period for stocks, with the S&P 500 Index closing at a new low of 676.53 on March 9, down -29.30% since the start of the 6-month period. However, emergent signs of a slowdown in the economy’s free-fall helped lift the index through the remainder of the period, leaving it down -8.53% for the period. The index was in the black in March and April, gaining

2

8.76% and 9.57%, respectively, for a gain of 29.38% from March 9 through the end of the period. Declines were widespread across most equity asset classes during the six-month period. Among the eleven equity asset classes in our investment universe, emerging market stocks, EAFE small cap stocks, and U.S. midcap growth stock indices posted positive returns over the 6-month period. U.S. Real-Estate Investment Trusts (REITS) led the way lower during the period, while growth stocks continued to outperform value stocks across all market capitalization levels. International stocks outperformed U.S. stocks.
In fixed income, five and ten year Treasury yields increased during the 6-month period. Within the major sectors of the Barclays Capital U.S. Aggregate Bond Index, investment grade credit was the top performer at 11.47%, while commercial mortgage backed securities (CMBS) were the weakest performer at 1.32%. In the high yield asset classes, high yield bonds and emerging markets debt both outperformed the Barclays Capital U.S. Aggregate Bond Index, while floating rate notes did not. In addition, Treasury Inflation-Protection Securities (TIPS) were the best performing investment grade asset class in our investment universe at 9.46%.
There are two main drivers of the Fund’s performance: asset allocation among various asset classes and performance of the underlying funds. With regard to asset allocation, the Fund maintains relatively fixed exposures to the equity and fixed income markets. Therefore, we seek to add value by strategically allocating within the equity and fixed income investment sub asset classes. Our asset allocation decisions over the period improved the Fund’s performance.
Concerning the Fund’s equity exposure, favorable allocations to emerging market stocks and international small cap stocks helped offset unfavorable allocations to U.S. stocks. By design, the Fund also maintains exposure to various fixed income asset classes to deliver a well diversified portfolio solution. The Fund also benefited from its allocation to TIPS. Based on the risk preferences of the Fund’s mandate, the portfolio’s duration (a measure of a bond’s sensitivity to changes in interest rates) is targeted to be greater than the Barclays Capital U.S. Aggregate Bond Index. The Fund benefited from the longer duration positioning.
Beyond the asset allocation decision, we also seek to add value by selecting the underlying mutual funds that will most effectively deliver the target asset class exposures. We analyze all of the funds in our investment universe, looking through each fund’s objectives and stated benchmark to see what it actually holds and how it behaves. During the period, the Fund benefited from underlying fund selection.
During the period, the Fund continued to utilize Exchange-Traded Funds (ETFs) to obtain asset class exposures otherwise unavailable through The Hartford family of funds. Specifically, the Fund has target allocations to ETFs that provide U.S. real estate and international real estate exposure, as well as emerging market debt exposure.
Whenever possible, we rely on cash flows to execute our allocation changes. During the period, a hard rebalance (i.e. a fund rebalancing to move the underlying fund investments to their target allocation percentages) was executed to bring the fund allocations closer to their targets.
What is the outlook?
In fixed income, risk premiums (the additional compensation paid to investors to tolerate the increased level of risk in a given asset class relative to Treasuries) across most asset classes reversed course and began to contract as conditions improved and volatility declined. An onslaught of government policy, from fiscal stimulus to quantitative easing, was the primary catalyst and buyers of historically inexpensive corporate debt emerged as more market participants recognized relative value versus equities. Although risk premiums have come off their historical peak, spreads remain significantly wider (i.e. short and long term interest rates farther apart) than in prior recessions.
In equities the earnings picture is cloudy. First, earnings are falling at near record-breaking rates and all indications are that they will continue to fall. Second, the quality and reliability of the earnings reported is lower than historical standards as the gap between pro forma (“street”) earnings and GAAP (Generally Accepted Accounting Principles) earnings rose in the past several months. Third, there is little clarity in future earnings prospects as the disparity among analyst estimates for future earnings remains at elevated levels. Historically, such consensus building was a precondition to the final, sustained recovery from bear markets associated with recessions.
That said, we believe that investors are well served by adhering to a strategic, diversified portfolio and rebalancing accordingly. We construct these portfolios based upon the long-term properties of asset classes. We look at their long-term returns, volatilities, and correlations between each other and run optimizations to build an optimal portfolio.
Composition by Underlying Fund
as of April 30, 2009

Percentage of Net
Fund Name	Assets
SPDR DJ Wilshire International Real Estate ETF	2.0%
SPDR DJ Wilshire REIT ETF	1.6
The Hartford Capital Appreciation Fund, Class Y	18.0
The Hartford Capital Appreciation II Fund, Class Y	5.5
The Hartford Disciplined Equity Fund, Class Y	3.4
The Hartford Dividend and Growth Fund, Class Y	1.5
The Hartford Equity Income Fund, Class Y	3.1
The Hartford Fundamental Growth Fund, Class Y	3.9
The Hartford Global Growth Fund, Class Y	3.1
The Hartford Growth Fund, Class Y	3.8
The Hartford Growth Opportunities Fund, Class Y	2.2
The Hartford Inflation Plus Fund, Class Y	5.4
The Hartford International Opportunities Fund, Class Y	6.9
The Hartford International Small Company Fund, Class Y	4.5
The Hartford Select SmallCap Value Fund, Class Y	3.1
The Hartford Small Company Fund, Class Y	5.5
The Hartford Total Return Bond Fund, Class Y	7.0
The Hartford Value Fund, Class Y	18.5
Other Assets and Liabilities	1.0

Total	100.0%

3

The Hartford Target Retirement 2035 Fund
Schedule of Investments
April 30, 2009 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 95.4%
EQUITY FUNDS - 83.0%
22	The Hartford Capital Appreciation Fund, Class Y		$532
18	The Hartford Capital Appreciation II Fund, Class Y•		163
11	The Hartford Disciplined Equity Fund, Class Y		101
3	The Hartford Dividend and Growth Fund, Class Y		45
10	The Hartford Equity Income Fund, Class Y.		90
15	The Hartford Fundamental Growth Fund, Class Y•		116
8	The Hartford Global Growth Fund, Class Y•		90
9	The Hartford Growth Fund, Class Y•		112
4	The Hartford Growth Opportunities Fund, Class Y•		65
20	The Hartford International Opportunities Fund, Class Y		205
17	The Hartford International Small Company Fund, Class Y		132
14	The Hartford Select SmallCap Value Fund, Class Y		92
12	The Hartford Small Company Fund, Class Y•		163
68	The Hartford Value Fund, Class Y		548

	Total equity funds (cost $2,512)		$2,454

FIXED INCOME FUNDS - 12.4%
15	The Hartford Inflation Plus Fund, Class Y		$160
21	The Hartford Total Return Bond Fund, Class Y		206

	Total fixed income funds (cost $349)		$366

	Total investments in affiliated investment companies (cost $2,861)		$2,820

EXCHANGE TRADED FUNDS - 3.6%
2	SPDR DJ Wilshire International Real Estate ETF		$57
1	SPDR DJ Wilshire REIT ETF		48

	Total exchange traded funds (cost $124)		$105

	Total long-term investments (cost $2,985)		$2,925

	Total investments (cost $2,985)▲	99.0%	$2,925
	Other assets and liabilities	1.0%	31

	Total net assets	100.0%	$2,956

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2009, the cost of securities for federal income tax purposes was $2,985 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$49
Unrealized Depreciation	(109)

Net Unrealized Depreciation	$(60)

•	Currently non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.
FAS 157 Disclosure of Investment Valuation Hierarchy Levels

Assets:
Investment in securities — Level 1	$2,925

Total	$2,925

The accompanying notes are an integral part of these financial statements.

4

The Hartford Target Retirement 2035 Fund
Statement of Assets and Liabilities
April 30, 2009 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at fair value (cost $124)	$105
Investments in underlying affiliated funds, at fair value (cost $2,861)	2,820
Receivables:
Fund shares sold	—
Dividends and interest	1
Other assets	33

Total assets	2,959

Liabilities:
Payables:
Investment management fees	—
Distribution fees	—
Accrued expenses	3

Total liabilities	3

Net assets	$2,956

Summary of Net Assets:
Capital stock and paid-in-capital	3,056
Accumulated undistributed net investment income	5
Accumulated net realized loss on investments	(45)
Unrealized depreciation of investments	(60)

Net assets	$2,956

Shares authorized	150,000

Par value	$0.001

Class R3: Net asset value per share	$9.64

Shares outstanding	104

Net assets	$1,000

Class R4: Net asset value per share	$9.65

Shares outstanding	101

Net assets	$978

Class R5: Net asset value per share	$9.65

Shares outstanding	101

Net assets	$978

The accompanying notes are an integral part of these financial statements.

5

The Hartford Target Retirement 2035 Fund
Statement of Operations
From (commencement of operations) October 31, 2008 through April 30, 2009 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$3
Dividends from underlying affiliated funds	39

Total investment income	42

Expenses:
Investment management fees	2
Transfer agent fees	—
Distribution fees
Class R3	2
Class R4	1
Custodian fees	—
Accounting services	—
Registration and filing fees	18
Board of Directors’ fees	—
Audit fees	3
Other expenses	3

Total expenses (before waivers)	29
Expense waivers	(27)

Total waivers	(27)

Total expenses, net	2

Net investment income	40

Net Realized Loss on Investments:
Net realized loss on investments in underlying affiliated funds	(45)
Net realized gain on investments in securities	—

Net Realized Loss on Investments	(45)

Net Changes in Unrealized Depreciation of Investments:
Net unrealized depreciation of investments	(60)

Net Changes in Unrealized Depreciation of Investments	(60)

Net Loss on Investments	(105)

Net Decrease in Net Assets Resulting from Operations	$(65)

The accompanying notes are an integral part of these financial statements.

6

The Hartford Target Retirement 2035 Fund
Statement of Changes in Net Assets
(000’s Omitted)

For the Period
October 31, 2008**
through
April 30, 2009
Operations:
Net investment income	$40
Net realized loss on investments	(45)
Net unrealized depreciation of investments	(60)

Net decrease in net assets resulting from operations	(65)

Distributions to Shareholders:
From net investment income	(11)
Class R3	(11)
Class R4	(12)
Class R5	(12)

Total distributions	(35)

Capital Share Transactions:
Class R3	1,032
Class R4	1,012
Class R5	1,012

Net increase from capital share transactions	3,056

Net increase in net assets	2,956
Net Assets:
Beginning of period	—

End of period	$2,956

Accumulated undistributed (distribution in excess of) net investment income (loss)	$5

**	Commencement of operations.
The accompanying notes are an integral part of these financial statements.

7

The Hartford Target Retirement 2035 Fund
Notes to Financial Statements
April 30, 2009 (Unaudited)
(000’s Omitted)
1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-two portfolios. Financial statements for The Hartford Target Retirement 2035 Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Classes R3, R4, R5 shares, which are offered to employer-sponsored retirement plans, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange-traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”).

2.	Significant Accounting Policies:

The accounting policies of the affiliated underlying funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The affiliated Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).
a)	Security Transactions and Investment Income - Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date. Income and capital gain distributions from Underlying Funds are recorded on the ex-dividend date.

b)	Security Valuation - Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the valuation date.

The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary markets, but before the close of the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to

8

the valuation of stocks primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, ADR’s, exchange traded funds (“ETF’s”)) after the close of the foreign markets but before the close of the Exchange. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Debt securities (other than short-term obligations and senior floating rate interests) held by the Fund are valued on the basis of valuations furnished by an independent pricing service which determines valuations for normal institutional size trading units of debt securities. Senior floating rate interests generally trade in over-the-counter markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by the Fund’s Board of Directors. Generally, the Fund may use fair valuation in regard to debt securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that mature in 60 days or less are valued at amortized cost, which approximates market value.

Exchange traded equity securities shall be valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time. If it is not possible to determine the last reported sale price or official closing price on the relevant exchange or market at the Valuation Time, the value of the security shall be taken to be the most recent mean between bid and asked prices on such exchange or market at the Valuation Time.

Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Options contracts on securities, currencies, indexes, futures contracts, commodities and other instruments shall be valued at their most recent sales price at the Valuation Time on the Primary Market on which the instrument is primarily traded. If the instrument did not trade on the Primary Market, it may be valued at the most recent sales price at the Valuation Time on another exchange or market where it did trade.

Futures contracts are valued at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively. If a settlement price is not available, futures contracts will be valued at the most recent trade price as of the Valuation Time. If there were no trades, the contract shall be valued at the mean of the closing bid/ask prices as of the Valuation Time.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

A forward currency contract shall be valued based on the price of the underlying currency at the prevailing interpolated exchange rate, which is a combination of the spot currency rate and the forward currency rate. Spot currency rates and

9

The Hartford Target Retirement 2035 Fund
Notes to Financial Statements -(continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
forward currency rates are obtained from an independent pricing service on a daily basis not more than one hour before the Valuation Time.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Fund’s Board of Directors.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

c)	Indexed Securities - The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund uses these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund had investments in indexed securities as of April 30, 2009, as shown on the Schedule of Investments under Exchange Traded Funds.

d)	Fund Share Valuation and Dividend Distributions to Shareholders — Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid annually. Dividends are paid on shares beginning on the business day after the day when the funds used to purchase the shares are collected by the transfer agent for the Fund. Long-term capital gains distributions received from underlying funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences include but are not limited to foreign currency gains and losses, losses deferred due to wash sales adjustments, adjustments related to Passive Foreign Investment Companies and certain derivatives, and excise tax regulations. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).
e)	Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

f)	Financial Accounting Standards Board Financial Accounting Standards No. 157 - Effective November 1, 2008, the Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting,

10

establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. Fair value is defined under FAS 157 as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Under FAS 157, a fair value measurement should reflect all of the assumptions that market participants would use in pricing the asset or liability, including assumptions about the risk inherent in a particular valuation technique, the effect of a restriction on the sale or use of an asset, and the risk of nonperformance.

Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized, per FAS 157, into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 — Quoted prices in active markets for identical securities. Level 1 includes exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•	Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 includes debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services and foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•	Level 3 — Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes and require significant management judgment or estimation. This category includes broker quoted securities, long dated OTC options and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a good representation of exit price.
Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

FAS 157 also requires that a roll forward reconciliation be shown for all Level 3 securities from the beginning of the reporting period to the end of the reporting period. Part of this reconciliation includes transfers in and/or out of Level 3. For purposes of this reconciliation, transfers in are shown at the end of period fair value and transfers out are shown at the beginning of period fair value. During the six-month period ended April 30, 2009, the Fund held no Level 3 securities.

FASB Staff Position No. 157-4 - In April 2009, FASB released FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP FAS 157-4”). FSP FAS 157-4 provides additional guidance on determining whether a market for a financial asset is not active and a transaction is not distressed when measuring fair value under FAS 157. The FSP also requires additional disclosure detail on debt and equity securities by major investment categories. FSP FAS 157-4 is effective for interim and annual periods ending after June 15, 2009. At this time, management is evaluating the implications of FSP FAS 157-4 and does not believe it will impact valuation but will require additional disclosure. This additional disclosure has not yet been implemented.

g)	Financial Accounting Standards Board Financial Accounting Standards No. 161 - In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires companies to disclose information detailing the objectives and strategies for using derivative instruments, the level of derivative activity entered into by the company and any credit risk-related contingent features of the agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and has not yet implemented the new disclosure standard.

11

The Hartford Target Retirement 2035 Fund
Notes to Financial Statements - (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
h)	Indemnifications: Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
3.	Federal Income Taxes:
a)	Federal Income Taxes - For federal income tax purposes, the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and the Fund intends to distribute substantially all of its income and gains during the calendar year ending December 31, 2009. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Reclassification of Capital Accounts - In accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the NAV of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. Reclassifications are made at fiscal year end and therefore, no reclassifications were made during the six-month period ended April 30, 2009.

c)	Financial Accounting Standards Board Interpretation No. 48 - On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. The Fund has adopted FIN 48. Management has evaluated the implications of FIN 48 for the Fund and has determined there is no impact to the Fund’s financial statements.
4.	Expenses:
a)	Investment Management Agreements - Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with The Hartford Mutual Funds, Inc. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the six-month period ended April 30, 2009; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.08%
Over $10 billion	0.07%

12

b)	Accounting Services Agreement — Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting service fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%
c)	Operating Expenses - Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the six-month period ended April 30, 2009, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class R3	Class R4	Class R5
1.20%	0.90%	0.85%
Voluntary limitations for total operating expenses include expenses incurred as the result of investing in other investment companies. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations.

d)	Distribution and Service Plan for Class R3 and R4 Shares - HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records.

The Fund has adopted Distribution and Service Plans in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class R3 shares provides for a distribution fee of 0.50%. The Rule 12b-1 plan applicable to Class R4 shares provides for a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2009, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares rounds to zero. These commissions are in turn paid to sales representatives of the broker/dealers.

e)	Other Related Party Transactions - Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2009, a portion of the Fund’s chief compliance officer’s salary was paid by the Fund in an amount, which rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO was compensated an amount, which rounds to zero, for providing such services. These fees are accrued daily and paid monthly.
5.	Affiliate Holdings:

As of April 30, 2009, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R3	101
Class R4	101
Class R5	101

13

The Hartford Target Retirement 2035 Fund
Notes to Financial Statements -(continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
6.	Investment Transactions:

For the six-month period ended April 30, 2009, the Fund’s aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$3,397
Sales Proceeds Excluding U.S. Government Obligations	367
7.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2009.

	For the Six-Month Period Ended 4/30/2009
		Shares		Shares
		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares
Class R3
Shares	103	1	—	—	104
Amount	$1,021	$11	$—	$—	$1,032
Class R4
Shares	100	1	—	—	101
Amount	$1,000	$12	$—	$—	$1,012
Class R5
Shares	100	1	—	—	101
Amount	$1,000	$12	$—	$—	$1,012
8.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. During the six-month period ended April 30, 2009, the Fund did not have any borrowings under this facility.

14

The Hartford Target Retirement 2035 Fund
Financial Highlights — (Unaudited)

	— Selected Per-Share Data — (a)											— Ratios and Supplemental Data —
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
															Net Assets		Net Assets		Net Assets
															Before		After		After
				Net											Waivers		Waivers		Waivers
				Realized											and		and		and		Ratio of
				and Un-			Distrib-			Net					Reimburse-		Reimburse-		Reimburse-		Net
		Net	Pay-	realized		Dividends	utions			Increase	Net				ments and		ments and		ments and		Invest-		Port-
	Net Asset	Invest-	ments	Gain		from Net	from	Distri-		(Decrease)	Asset			Net Assets	Including		Including		Excluding		ment		folio
	Value at	ment	from	(Loss) on	Total from	Invest-	Realized	butions	Total	in Net	Value at			at End of	Expenses		Expenses		Expenses		Income to		Turn-
	Beginning	Income	(to)	Invest-	Investment	ment	Capital	from	Distri-	Asset	End of	Total		Period	not Subject		not Subject		not Subject		Average		over
Class	of Period	(Loss)	Affiliate	ments	Operations	Income	Gains	Capital	butions	Value	Period	Return(b)		(000’s)	to Cap(c)		to Cap(c)		to Cap(c)		Net Assets		Rate(d)
From (commencement of operations) October 31, 2008, through April 30, 2009 (Unaudited)
R3	$10.00	$0.12	$—	$(0.37)	$(0.25)	$(0.11)	$—	$—	$(0.11)	$(0.36)	$9.64	(2.42)	%(e)	$1,000	2.48	%(f)	0.36	%(f)	0.36	%(f)	2.72	%(f)	16%
R4	10.00	0.14	—	(0.37)	(0.23)	(0.12)	—	—	(0.12)	(0.35)	9.65	(2.27	) (e)	978	2.18	(f)	0.06	(f)	0.06	(f)	3.03	(f)	—
R5	10.00	0.14	—	(0.37)	(0.23)	(0.12)	—	—	(0.12)	(0.35)	9.65	(2.26	) (e)	978	1.88	(f)	0.01	(f)	0.01	(f)	3.08	(f)	—

(a)	Information presented relates to a share outstanding throughout the indicated period.

(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Expense ratios do not include expenses of the underlying funds.

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	Not annualized.

(f)	Annualized.

15

The Hartford Target Retirement 2035 Fund
Directors and Officers (Unaudited)
The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.
Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and three of the Fund’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which collectively consist of 100 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.
The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.
Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its officers or directors who are employed by The Hartford.
Non-Interested Directors
Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.
Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.
Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies.
Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee is Chairman and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions. Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm, from August 2004 to August 2005. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).
William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

16

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.
Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.
Interested Directors and Officers
Thomas M. Marra* (1958) Director since 2002
Mr. Marra has served as President and Chief Operating Officer of The Hartford Financial Services Group, Inc. (“The Hartford”) since 2007. Mr. Marra currently serves as Director of Hartford Life, Inc. (“HL, Inc.”). Mr. Marra served as Chief Operating Officer of Hartford Life Insurance Company, Inc. (“Hartford Life”) (2000-2008), as President of Hartford Life (2002-2008) and as Director of Hartford Life’s Investment Products Division from 1998 to 2000.

*	On February 24, 2009, The Hartford and Mr. Marra determined to enter into a mutually agreed separation whereby Mr. Marra will retire, and his role as an executive officer and employee of The Hartford will terminate, effective July 3, 2009. Mr. Marra will resign his position as a Director of the Fund effective June 25, 2009.
Lowndes A. Smith (1939) Director since 2002, Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.
John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as Chief Executive Officer, President and Director of HL, Inc. Mr. Walters previously served as President of the U.S. Wealth Management Division of Hartford Life, Inc., as Co-Chief Operating Officer of Hartford Life Insurance Company (2007-2008) and as Executive Vice President and Director of its Investment Products Division (2000-2008). Mr. Walters also serves as Chairman of the Board, Chief Executive Officer, President and Director of Hartford Life Insurance Company and as Executive Vice President of The Hartford. In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”).

*	Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 — 2009).
Other Officers
Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 — 2009))
Mr. Arena serves as Executive Vice President of Hartford Life Insurance Company, (“Hartford Life”). Additionally, Mr. Arena is Director and Senior Vice President of Hartford Administrative Services Company, (“HASCO”), Manager, Chief Executive Officer and President of Hartford Investment Financial Services, LLC (“HIFSCO”) and HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division. Mr. Arena joined American Skandia in 1996.
Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.
Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006 and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury, (the “Treasury”), from 2001 to 2006 where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network, (“FinCEN”) from 2005 — 2006.

17

The Hartford Target Retirement 2035 Fund
Directors and Officers (Unaudited) — (continued)
Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life Insurance Company. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.
Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant General Counsel and Assistant Vice President of The Hartford and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, Assistant Vice President of Hartford Life, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.
Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life and as Director of its Investment Advisory Group in the Individual Markets Group segment. He also serves as Senior Vice President of HIFSCO and HL Advisors. Prior to joining The Hartford in 2004, Mr. Meyer was with MassMutual which he joined in 1987.
D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life where he serves as Director of mutual fund product management for The Hartford’s mutual funds and 529 college savings businesses. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.
Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 — 2007.
HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2008 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

18

The Hartford Target Retirement 2035 Fund
Expense Example (Unaudited)
Your Fund’s Expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2008 through April 30, 2009.
Actual Expenses
The first column of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	October 31, 2008	Beginning	Ending Account	October 31,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2008 through	expense	1/2	full
	October 31, 2008	April 30, 2009	April 30, 2009	October 31, 2008	April 30, 2009	April 30, 2009	ratio	year	year
Class R3	$1,000.00	$975.78	$1.76	$1,000.00	$1,023.00	$1.80	0.36%	181	365
Class R4	$1,000.00	$977.32	$0.29	$1,000.00	$1,024.49	$0.30	0.06	181	365
Class R5	$1,000.00	$977.40	$0.04	$1,000.00	$1,024.74	$0.05	0.01	181	365

19

The Hartford Target Retirement 2040 Fund

The Hartford Target Retirement 2040 Fund
(subadvised by Hartford Investment Management Company)
Performance Overview(1) 10/31/08 — 4/30/09
Growth of a $10,000 investment in Class R3
Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
You cannot invest directly in an index.
Investment objective – Seeks to maximize total return and secondarily, to seek capital preservation.
Average Annual Total Returns(2) (as of 4/30/09)

	Inception	Since
	Date	Inception

Target Retirement 2040 R3	10/31/08	-2.91%
Target Retirement 2040 R4	10/31/08	-2.87%
Target Retirement 2040 R5	10/31/08	-2.76%
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes R4 and R5 shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2009, which excludes investment transactions as of this date.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Portfolio Managers
Hugh Whelan, CFA	Edward C. Caputo, CFA
Managing Director	Vice President
How did the Fund perform?
The Class R3 shares of The Hartford Target Retirement 2040 Fund returned -2.91% for the six-month period ended April 30, 2009. In comparison, its benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, returned -8.53% and 7.74%, respectively, while the average return of the Lipper Mixed-Asset Target 2040 Funds category, a group of funds with investment strategies similar to those of the Fund, was -3.91%.
Why did the Fund perform this way?
The U.S. recession continued to deepen during the six-month period under review. Rising unemployment weighed on personal income and spending, while first quarter industrial production posted the steepest quarterly decline in more than 30 years. However, as the six-month period drew to a close, there were some signs that perhaps the rate of economic decline was beginning to slow. Financial conditions stabilized a bit, while the Federal Reserve’s purchases of long-term Treasuries and mortgage-backed securities also provided strong support for the mortgage market, driving fixed mortgage rates lower. Generally, the Fund’s target asset allocation is set at approximately 91% equities and 9% fixed-income.
This environment initially created another difficult period for stocks, with the S&P 500 Index closing at a new low of 676.53 on March 9, down -29.30% since the start of the 6-month period. However, emergent signs of a slowdown in the economy’s free-fall helped lift the index through the remainder of the period, leaving it down -8.53% for the period. The index was in the black in March and April, gaining 8.76% and 9.57%, respectively, for a gain of 29.38% from March 9 through the end of the period. Declines were widespread across most equity asset classes during the six-month period. Among the eleven equity asset classes in our

2

investment universe, emerging market stocks, EAFE small cap stocks, and U.S. midcap growth stock indices posted positive returns over the 6-month period. U.S. Real-Estate Investment Trusts (REITS) led the way lower during the period, while growth stocks continued to outperform value stocks across all market capitalization levels. International stocks outperformed U.S. stocks.
In fixed income, five and ten year Treasury yields increased during the 6-month period. Within the major sectors of the Barclays Capital U.S. Aggregate Bond Index, investment grade credit was the top performer at 11.47%, while commercial mortgage backed securities (CMBS) were the weakest performer at 1.32%. In the high yield asset classes, high yield bonds and emerging markets debt both outperformed the Barclays Capital U.S. Aggregate Bond Index, while floating rate notes did not. In addition, Treasury Inflation-Protection Securities (TIPS) were the best performing investment grade asset class in our investment universe at 9.46%.
There are two main drivers of the Fund’s performance: asset allocation among various asset classes and performance of the underlying funds. With regard to asset allocation, the Fund maintains relatively fixed exposures to the equity and fixed income markets. Therefore, we seek to add value by strategically allocating within the equity and fixed income investment sub asset classes. Our asset allocation decisions over the period improved the Fund’s performance.
Concerning the Fund’s equity exposure, favorable allocations to emerging market stocks and international small cap stocks helped offset unfavorable allocations to U.S. stocks. By design, the Fund also maintains exposure to various fixed income asset classes to deliver a well diversified portfolio solution. The Fund also benefited from its allocation to TIPS. Based on the risk preferences of the Fund’s mandate, the portfolio’s duration (a measure of a bond’s sensitivity to changes in interest rates) is targeted to be greater than the Barclays Capital U.S. Aggregate Bond Index. The Fund benefited from the longer duration positioning.
Beyond the asset allocation decision, we also seek to add value by selecting the underlying mutual funds that will most effectively deliver the target asset class exposures. We analyze all of the funds in our investment universe, looking through each fund’s objectives and stated benchmark to see what it actually holds and how it behaves. During the period, the Fund benefited from underlying fund selection.
During the period, the Fund continued to utilize Exchange-Traded Funds (ETFs) to obtain asset class exposures otherwise unavailable through The Hartford family of funds. Specifically, the Fund has target allocations to ETFs that provide U.S. real estate and international real estate exposure, as well as emerging market debt exposure.
Whenever possible, we rely on cash flows to execute our allocation changes. During the period, a hard rebalance (i.e. a fund rebalancing to move the underlying fund investments to their target allocation percentages) was executed to bring the fund allocations closer to their targets. In addition, we have changed the target allocation to stocks and bonds from 92% stock and 8% bond to 91% stock and 9% bond.
What is the outlook?
In fixed income, risk premiums (the additional compensation paid to investors to tolerate the increased level of risk in a given asset class relative to Treasuries) across most asset classes reversed course and began to contract as conditions improved and volatility declined. An onslaught of government policy, from fiscal stimulus to quantitative easing, was the primary catalyst and buyers of historically inexpensive corporate debt emerged as more market participants recognized relative value versus equities. Although risk premiums have come off their historical peak, spreads remain significantly wider (i.e. short and long term interest rates farther apart) than in prior recessions.
In equities the earnings picture is cloudy. First, earnings are falling at near record-breaking rates and all indications are that they will continue to fall. Second, the quality and reliability of the earnings reported is lower than historical standards as the gap between pro forma (“street”) earnings and GAAP (Generally Accepted Accounting Principles) earnings rose in the past several months. Third, there is little clarity in future earnings prospects as the disparity among analyst estimates for future earnings remains at elevated levels. Historically, such consensus building was a precondition to the final, sustained recovery from bear markets associated with recessions.
That said, we believe that investors are well served by adhering to a strategic, diversified portfolio and rebalancing accordingly. We construct these portfolios based upon the long-term properties of asset classes. We look at their long-term returns, volatilities, and correlations between each other and run optimizations to build an optimal portfolio.
Composition by Underlying Fund
as of April 30, 2009

Percentage of Net
Fund Name	Assets
SPDR DJ Wilshire International Real Estate ETF	2.1%
SPDR DJ Wilshire REIT ETF	1.6
The Hartford Capital Appreciation Fund, Class Y	17.7
The Hartford Capital Appreciation II Fund, Class Y	5.5
The Hartford Dividend and Growth Fund, Class Y	1.5
The Hartford Equity Income Fund, Class Y	3.0
The Hartford Fundamental Growth Fund, Class Y	3.9
The Hartford Global Growth Fund, Class Y	3.1
The Hartford Growth Fund, Class Y	6.6
The Hartford Growth Opportunities Fund, Class Y	2.5
The Hartford Inflation Plus Fund, Class Y	3.3
The Hartford International Opportunities Fund, Class Y	7.6
The Hartford International Small Company Fund, Class Y	4.6
The Hartford Select SmallCap Value Fund, Class Y	3.3
The Hartford Small Company Fund, Class Y	6.3
The Hartford Total Return Bond Fund, Class Y	4.6
The Hartford Value Fund, Class Y	21.8
Other Assets and Liabilities	1.0

Total	100.0%

3

The Hartford Target Retirement 2040 Fund
Schedule of Investments
April 30, 2009 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 95.3%
EQUITY FUNDS - 87.4%
21	The Hartford Capital Appreciation Fund, Class Y		$516
18	The Hartford Capital Appreciation II Fund, Class Y•		159
3	The Hartford Dividend and Growth Fund, Class Y		44
10	The Hartford Equity Income Fund, Class Y		88
15	The Hartford Fundamental Growth Fund, Class Y•		114
8	The Hartford Global Growth Fund, Class Y•		90
16	The Hartford Growth Fund, Class Y•		193
4	The Hartford Growth Opportunities Fund, Class Y•		72
22	The Hartford International Opportunities Fund, Class Y		222
17	The Hartford International Small Company Fund, Class Y		135
15	The Hartford Select SmallCap Value Fund, Class Y		97
14	The Hartford Small Company Fund, Class Y•		185
79	The Hartford Value Fund, Class Y		636

	Total equity funds (cost $2,618)		$2,551

FIXED INCOME FUNDS - 7.9%
9	The Hartford Inflation Plus Fund, Class Y		$96
14	The Hartford Total Return Bond Fund, Class Y		133

	Total fixed income funds (cost $218)		$229

	Total investments in affiliated investment companies (cost $2,836)		$2,780

EXCHANGE TRADED FUNDS - 3.7%
2	SPDR DJ Wilshire International Real Estate ETF		$60
1	SPDR DJ Wilshire REIT ETF		48

	Total exchange traded funds (cost $129)		$108

	Total long-term investments (cost $2,965)		$2,888

	Total investments (cost $2,965) ▲	99.0%	$2,888
	Other assets and liabilities	1.0%	30

	Total net assets	100.0%	$2,918

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2009, the cost of securities for federal income tax purposes was $2,965 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$42
Unrealized Depreciation	(119)

Net Unrealized Depreciation	$(77)

•	Currently non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.
FAS 157 Disclosure of Investment Valuation Hierarchy Levels

Assets:
Investment in securities — Level 1	$2,888

Total	$2,888

The accompanying notes are an integral part of these financial statements.

4

The Hartford Target Retirement 2040 Fund
Statement of Assets and Liabilities
April 30, 2009 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at fair value (cost $129)	$108
Investments in underlying affiliated funds, at fair value (cost $2,836)	2,780
Receivables:
Fund shares sold	—
Dividends and interest	—
Other assets	33

Total assets	2,921

Liabilities:
Payables:
Investment management fees	—
Distribution fees	—
Accrued expenses	3

Total liabilities	3

Net assets	$2,918

Summary of Net Assets:
Capital stock and paid-in-capital	3,039
Accumulated undistributed net investment income	3
Accumulated net realized loss on investments	(47)
Unrealized depreciation of investments	(77)

Net assets	$2,918

Shares authorized	150,000

Par value	$0.001

Class R3: Net asset value per share	$9.59

Shares outstanding	102

Net assets	$974

Class R4: Net asset value per share	$9.59

Shares outstanding	101

Net assets	$972

Class R5: Net asset value per share	$9.60

Shares outstanding	101

Net assets	$972

The accompanying notes are an integral part of these financial statements.

5

The Hartford Target Retirement 2040 Fund
Statement of Operations
From (commencement of operations) October 31, 2008 through April 30, 2009 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$3
Dividends from underlying affiliated funds	37

Total investment income	40

Expenses:
Investment management fees	2
Transfer agent fees	—
Distribution fees
Class R3	2
Class R4	1
Custodian fees	—
Accounting services	—
Registration and filing fees	18
Board of Directors’ fees	—
Audit fees	3
Other expenses	3

Total expenses (before waivers)	29
Expense waivers	(27)

Total waivers	(27)

Total expenses, net	2

Net investment income	38

Net Realized Loss on Investments:
Net realized loss on investments in underlying affiliated funds	(47)
Net realized gain on investments in securities	—

Net Realized Loss on Investments	(47)

Net Changes in Unrealized Depreciation of Investments:
Net unrealized depreciation of investments	(77)

Net Changes in Unrealized Depreciation of Investments	(77)

Net Loss on Investments	(124)

Net Decrease in Net Assets Resulting from Operations	$(86)

The accompanying notes are an integral part of these financial statements.

6

The Hartford Target Retirement 2040 Fund
Statement of Changes in Net Assets
(000’s Omitted)

For the Period
October 31, 2008**
through
April 30, 2009
Operations:
Net investment income	$38
Net realized loss on investments	(47)
Net unrealized depreciation of investments	(77)

Net decrease in net assets resulting from operations	(86)

Distributions to Shareholders:
From net investment income
Class R3	(11)
Class R4	(12)
Class R5	(12)

Total distributions	(35)

Capital Share Transactions:
Class R3	1,015
Class R4	1,012
Class R5	1,012

Net increase from capital share transactions	3,039

Net increase in net assets	2,918
Net Assets:
Beginning of period	—

End of period	$2,918

Accumulated undistributed (distribution in excess of) net investment income (loss)	$3

**	Commencement of operations.
The accompanying notes are an integral part of these financial statements.

7

The Hartford Target Retirement 2040 Fund
Notes to Financial Statements
April 30, 2009 (Unaudited)
(000’s Omitted)
1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-two portfolios. Financial statements for The Hartford Target Retirement 2040 Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Classes R3, R4, R5 shares, which are offered to employer-sponsored retirement plans, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange-traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”).

2.	Significant Accounting Policies:

The accounting policies of the affiliated underlying funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The affiliated underlying funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).
a)	Security Transactions and Investment Income - Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date. Income and capital gain distributions from Underlying Funds are recorded on the ex-dividend date.

b)	Security Valuation – Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the valuation date.

The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary markets, but before the close of the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to

8

the valuation of stocks primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, ADR’s, exchange traded funds (“ETF’s”)) after the close of the foreign markets but before the close of the Exchange. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Debt securities (other than short-term obligations and senior floating rate interests) held by the Fund are valued on the basis of valuations furnished by an independent pricing service which determines valuations for normal institutional size trading units of debt securities. Senior floating rate interests generally trade in over-the-counter markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by the Fund’s Board of Directors. Generally, the Fund may use fair valuation in regard to debt securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that mature in 60 days or less are valued at amortized cost, which approximates market value.

Exchange traded equity securities shall be valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time. If it is not possible to determine the last reported sale price or official closing price on the relevant exchange or market at the Valuation Time, the value of the security shall be taken to be the most recent mean between bid and asked prices on such exchange or market at the Valuation Time.

Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Options contracts on securities, currencies, indexes, futures contracts, commodities and other instruments shall be valued at their most recent sales price at the Valuation Time on the Primary Market on which the instrument is primarily traded. If the instrument did not trade on the Primary Market, it may be valued at the most recent sales price at the Valuation Time on another exchange or market where it did trade.

Futures contracts are valued at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively. If a settlement price is not available, futures contracts will be valued at the most recent trade price as of the Valuation Time. If there were no trades, the contract shall be valued at the mean of the closing bid/ask prices as of the Valuation Time.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

A forward currency contract shall be valued based on the price of the underlying currency at the prevailing interpolated exchange rate, which is a combination of the spot currency rate and the forward currency rate. Spot currency rates and

9

The Hartford Target Retirement 2040 Fund
Notes to Financial Statements – (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
forward currency rates are obtained from an independent pricing service on a daily basis not more than one hour before the Valuation Time.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Fund’s Board of Directors.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

c)	Indexed Securities – The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund uses these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund had investments in indexed securities as of April 30, 2009, as shown on the Schedule of Investments under Exchange Traded Funds.

d)	Fund Share Valuation and Dividend Distributions to Shareholders — Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid annually. Dividends are paid on shares beginning on the business day after the day when the funds used to purchase the shares are collected by the transfer agent for the Fund. Long-term capital gains distributions received from underlying funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences include but are not limited to foreign currency gains and losses, losses deferred due to wash sales adjustments, adjustments related to Passive Foreign Investment Companies and certain derivatives, and excise tax regulations. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

e)	Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

f)	Financial Accounting Standards Board Financial Accounting Standards No. 157 – Effective November 1, 2008, the Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting,

10

establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. Fair value is defined under FAS 157 as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Under FAS 157, a fair value measurement should reflect all of the assumptions that market participants would use in pricing the asset or liability, including assumptions about the risk inherent in a particular valuation technique, the effect of a restriction on the sale or use of an asset, and the risk of nonperformance.

Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized, per FAS 157, into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 – Quoted prices in active markets for identical securities. Level 1 includes exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 includes debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services and foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•	Level 3 – Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes and require significant management judgment or estimation. This category includes broker quoted securities, long dated OTC options and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a good representation of exit price.
Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

FAS 157 also requires that a roll forward reconciliation be shown for all Level 3 securities from the beginning of the reporting period to the end of the reporting period. Part of this reconciliation includes transfers in and/or out of Level 3. For purposes of this reconciliation, transfers in are shown at the end of period fair value and transfers out are shown at the beginning of period fair value. During the six-month period ended April 30, 2009, the Fund held no Level 3 securities.

FASB Staff Position No. 157-4 – In April 2009, FASB released FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP FAS 157-4”). FSP FAS 157-4 provides additional guidance on determining whether a market for a financial asset is not active and a transaction is not distressed when measuring fair value under FAS 157. The FSP also requires additional disclosure detail on debt and equity securities by major investment categories. FSP FAS 157-4 is effective for interim and annual periods ending after June 15, 2009. At this time, management is evaluating the implications of FSP FAS 157-4 and does not believe it will impact valuation but will require additional disclosure. This additional disclosure has not yet been implemented.

g)	Financial Accounting Standards Board Financial Accounting Standards No. 161 – In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires companies to disclose information detailing the objectives and strategies for using derivative instruments, the level of derivative activity entered into by the company and any credit risk-related contingent features of the agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and has not yet implemented the new disclosure standard.

11

The Hartford Target Retirement 2040 Fund
Notes to Financial Statements – (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
h)	Indemnifications: Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
3.	Federal Income Taxes:
a)	Federal Income Taxes - For federal income tax purposes, the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and the Fund intends to distribute substantially all of its income and gains during the calendar year ending December 31, 2009. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Reclassification of Capital Accounts - In accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the NAV of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. Reclassifications are made at fiscal year end and therefore, no reclassifications were made during the six-month period ended April 30, 2009.

c)	Financial Accounting Standards Board Interpretation No. 48 – On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. The Fund has adopted FIN 48. Management has evaluated the implications of FIN 48 for the Fund and has determined there is no impact to the Fund’s financial statements.
4.	Expenses:
a)	Investment Management Agreements – Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with The Hartford Mutual Funds, Inc. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

12

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the six-month period ended April 30, 2009; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.08%
Over $10 billion	0.07%
b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting service fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%
c)	Operating Expenses - Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the six-month period ended April 30, 2009, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class R3	Class R4	Class R5
1.20%	0.90%	0.85%
Voluntary limitations for total operating expenses include expenses incurred as the result of investing in other investment companies. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations.

d)	Distribution and Service Plan for Class R3 and R4 Shares - HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records.

The Fund has adopted Distribution and Service Plans in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class R3 shares provides for a distribution fee of 0.50%. The Rule 12b-1 plan applicable to Class R4 shares provides for a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2009, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares rounds to zero. These commissions are in turn paid to sales representatives of the broker/dealers.

e)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO, and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2009, a portion of the Fund’s chief compliance officer’s salary was paid by the Fund in an amount, which rounds to zero. Hartford Administrative Services Company (“HASCO”), a wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO was compensated an amount, which rounds to zero, for providing such services. These fees are accrued daily and paid monthly.

13

The Hartford Target Retirement 2040 Fund
Notes to Financial Statements – (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
5.	Affiliate Holdings:

As of April 30, 2009, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R3	101
Class R4	101
Class R5	101
6.	Investment Transactions:

For the six-month period ended April 30, 2009, the Fund’s aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$3,328
Sales Proceeds Excluding U.S. Government Obligations	316
7.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2009.

	For the Six-Month Period Ended 4/30/2009
		Shares		Shares
		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares
Class R3
Shares	101	1	—	—	102
Amount	$1,004	$11	$—	$—	$1,015
Class R4
Shares	100	1	—	—	101
Amount	$1,000	$12	$—	$—	$1,012
Class R5
Shares	100	1	—	—	101
Amount	$1,000	$12	$—	$—	$1,012
8.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. During the six-month period ended April 30, 2009, the Fund did not have any borrowings under this facility.

14

The Hartford Target Retirement 2040 Fund
Financial Highlights – (Unaudited)

	— Selected Per-Share Data — (a)											— Ratios and Supplemental Data —
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
															Net Assets		Net Assets		Net Assets
															Before		After		After
				Net											Waivers		Waivers		Waivers
				Realized											and		and		and		Ratio of
				and Un-			Distrib-			Net					Reimburse-		Reimburse-		Reimburse-		Net
		Net	Pay-	realized		Dividends	utions			Increase	Net			Net	ments and		ments and		ments and		Invest-		Port-
	Net Asset	Invest-	ments	Gain		from Net	from	Distri-		(Decrease)	Asset			Assets at	Including		Including		Excluding		ment		folio
	Value at	ment	from	(Loss) on	Total from	Invest-	Realized	butions	Total	in Net	Value at			End of	Expenses		Expenses		Expenses		Income to		Turn-
	Beginning	Income	(to)	Invest-	Investment	ment	Capital	from	Distri-	Asset	End of	Total		Period	not Subject		not Subject		not Subject		Average		over
Class	of Period	(Loss)	Affiliate	ments	Operations	Income	Gains	Capital	butions	Value	Period	Return(b)		(000's)	to Cap(c)		to Cap(c)		to Cap(c)		Net Assets		Rate(d)
From (commencement of operations) October 31, 2008, through April 30, 2009 (Unaudited)
R3	$10.00	$0.12	$—	$(0.42)	$(0.30)	$(0.11)	$—	$—	$(0.11)	$(0.41)	$9.59	(2.91)	%(e)	$974	2.50	%(f)	0.34	%(f)	0.34	%(f)	2.67	%(f)	14%
R4	10.00	0.13	—	(0.42)	(0.29)	(0.12)	—	—	(0.12)	(0.41)	9.59	(2.87	) (e)	972	2.20	(f)	0.04	(f)	0.04	(f)	2.97	(f)	—
R5	10.00	0.13	—	(0.41)	(0.28)	(0.12)	—	—	(0.12)	(0.40)	9.60	(2.76	) (e)	972	1.90	(f)	0.00	(f)	0.00	(f)	3.01	(f)	—

(a)	Information presented relates to a share outstanding throughout the indicated period.

(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Expense ratios do not include expenses of the underlying funds.

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	Not annualized.

(f)	Annualized.

15

The Hartford Target Retirement 2040 Fund
Directors and Officers (Unaudited)
The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.
Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and three of the Fund’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which collectively consist of 100 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.
The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.
Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its officers or directors who are employed by The Hartford.
Non-Interested Directors
Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.
Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.
Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies.
Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee is Chairman and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions. Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm, from August 2004 to August 2005. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).
William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

16

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.
Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.
Interested Directors and Officers
Thomas M. Marra* (1958) Director since 2002
Mr. Marra has served as President and Chief Operating Officer of The Hartford Financial Services Group, Inc. (“The Hartford”) since 2007. Mr. Marra currently serves as Director of Hartford Life, Inc. (“HL, Inc.”). Mr. Marra served as Chief Operating Officer of Hartford Life Insurance Company, Inc. (“Hartford Life”) (2000-2008), as President of Hartford Life (2002-2008) and as Director of Hartford Life’s Investment Products Division from 1998 to 2000.

*	On February 24, 2009, The Hartford and Mr. Marra determined to enter into a mutually agreed separation whereby Mr. Marra will retire, and his role as an executive officer and employee of The Hartford will terminate, effective July 3, 2009. Mr. Marra will resign his position as a Director of the Fund effective June 25, 2009.
Lowndes A. Smith (1939) Director since 2002, Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.
John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as Chief Executive Officer, President and Director of HL, Inc. Mr. Walters previously served as President of the U.S. Wealth Management Division of Hartford Life, Inc., as Co-Chief Operating Officer of Hartford Life Insurance Company (2007-2008) and as Executive Vice President and Director of its Investment Products Division (2000-2008). Mr. Walters also serves as Chairman of the Board, Chief Executive Officer, President and Director of Hartford Life Insurance Company and as Executive Vice President of The Hartford. In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”).

*	Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 – 2009).
Other Officers
Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 – 2009))

Mr. Arena serves as Executive Vice President of Hartford Life Insurance Company, (“Hartford Life”). Additionally, Mr. Arena is Director and Senior Vice President of Hartford Administrative Services Company, (“HASCO”), Manager, Chief Executive Officer and President of Hartford Investment Financial Services, LLC (“HIFSCO”) and HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division. Mr. Arena joined American Skandia in 1996.
Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.
Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006 and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury, (the “Treasury”), from 2001 to 2006 where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network, (“FinCEN”) from 2005 – 2006.

17

The Hartford Target Retirement 2040 Fund
Directors and Officers (Unaudited) – (continued)
Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life Insurance Company. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.
Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant General Counsel and Assistant Vice President of The Hartford and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, Assistant Vice President of Hartford Life, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.
Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life and as Director of its Investment Advisory Group in the Individual Markets Group segment. He also serves as Senior Vice President of HIFSCO and HL Advisors. Prior to joining The Hartford in 2004, Mr. Meyer was with MassMutual which he joined in 1987.
D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life where he serves as Director of mutual fund product management for The Hartford’s mutual funds and 529 college savings businesses. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.
Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 – 2007.
HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2008 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

18

The Hartford Target Retirement 2040 Fund
Expense Example (Unaudited)
Your Fund’s Expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2008 through April 30, 2009.
Actual Expenses
The first column of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	October 31, 2008	Beginning	Ending Account	October 31,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2008 through	expense	1/2	full
	October 31, 2008	April 30, 2009	April 30, 2009	October 31, 2008	April 30, 2009	April 30, 2009	ratio	year	year
Class R3	$1,000.00	$970.87	$1.66	$1,000.00	$1,023.10	$1.70	0.34%	181	365
Class R4	$1,000.00	$971.34	$0.19	$1,000.00	$1,024.59	$0.20	0.04	181	365
Class R5	$1,000.00	$972.43	$—	$1,000.00	$1,024.79	$—	—	181	365

19

The Hartford Target Retirement 2045 Fund

The Hartford Target Retirement 2045 Fund
(subadvised by Hartford Investment Management Company)
Performance Overview(1) 10/31/08 — 4/30/09
Growth of a $10,000 investment in Class R3
Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
You cannot invest directly in an index.
Investment objective — Seeks to maximize total return and secondarily, to seek capital preservation.
Average Annual Total Returns(2) (as of 4/30/09)

	Inception	Since
	Date	Inception
Target Retirement 2045 R3	10/31/08	-3.26%
Target Retirement 2045 R4	10/31/08	-3.11%
Target Retirement 2045 R5	10/31/08	-3.10%
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes R4 and R5 shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2009, which excludes investment transactions as of this date.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Portfolio Managers
Hugh Whelan, CFA	Edward C. Caputo, CFA
Managing Director	Vice President
How did the Fund perform?
The Class R3 shares of The Hartford Target Retirement 2045 Fund returned -3.26% for the six-month period ended April 30, 2009. In comparison, its benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, returned -8.53% and 7.74%, respectively, while the average return of the Lipper Mixed-Asset Target 2045 Funds category, a group of funds with investment strategies similar to those of the Fund, was -3.78%.
Why did the Fund perform this way?
The U.S. recession continued to deepen during the six-month period under review. Rising unemployment weighed on personal income and spending, while first quarter industrial production posted the steepest quarterly decline in more than 30 years. However, as the six-month period drew to a close, there were some signs that perhaps the rate of economic decline was beginning to slow. Financial conditions stabilized a bit, while the Federal Reserve’s purchases of long-term Treasuries and mortgage-backed securities also provided strong support for the mortgage market, driving fixed mortgage rates lower. Generally, the Fund’s target asset allocation is set at approximately 95% equities and 5% fixed-income.
This environment initially created another difficult period for stocks, with the S&P 500 Index closing at a new low of 676.53 on March 9, down -29.30% since the start of the 6-month period. However, emergent signs of a slowdown in the economy’s free-fall helped lift the index through the remainder of the period, leaving it down -8.53% for the period. The index was in the black in March and April, gaining

2

8.76% and 9.57%, respectively, for a gain of 29.38% from March 9 through the end of the period. Declines were widespread across most equity asset classes during the six-month period. Among the eleven equity asset classes in our investment universe, emerging market stocks, EAFE small cap stocks, and U.S. midcap growth stock indices posted positive returns over the 6-month period. U.S. Real-Estate Investment Trusts (REITS) led the way lower during the period, while growth stocks continued to outperform value stocks across all market capitalization levels. International stocks outperformed U.S. stocks.
In fixed income, five and ten year Treasury yields increased during the 6-month period. Within the major sectors of the Barclays Capital U.S. Aggregate Bond Index, investment grade credit was the top performer at 11.47%, while commercial mortgage backed securities (CMBS) were the weakest performer at 1.32%. In the high yield asset classes, high yield bonds and emerging markets debt both outperformed the Barclays Capital U.S. Aggregate Bond Index, while floating rate notes did not. In addition, Treasury Inflation-Protection Securities (TIPS) were the best performing investment grade asset class in our investment universe at 9.46%.
There are two main drivers of the Fund’s performance: asset allocation among various asset classes and performance of the underlying funds. With regard to asset allocation, the Fund maintains relatively fixed exposures to the equity and fixed income markets. Therefore, we seek to add value by strategically allocating within the equity and fixed income investment sub asset classes. Our asset allocation decisions over the period improved the Fund’s performance.
Concerning the Fund’s equity exposure, favorable allocations to emerging market stocks and international small cap stocks helped offset unfavorable allocations to U.S. stocks. By design, the Fund also maintains exposure to various fixed income asset classes to deliver a well diversified portfolio solution. The Fund also benefited from its allocation to TIPS. Based on the risk preferences of the Fund’s mandate, the portfolio’s duration (a measure of a bond’s sensitivity to changes in interest rates) is targeted to be greater than the Barclays Capital U.S. Aggregate Bond Index. The Fund benefited from the longer duration positioning.
Beyond the asset allocation decision, we also seek to add value by selecting the underlying mutual funds that will most effectively deliver the target asset class exposures. We analyze all of the funds in our investment universe, looking through each fund’s objectives and stated benchmark to see what it actually holds and how it behaves. During the period, underlying fund selection detracted from our overall performance.
During the period, the Fund continued to utilize Exchange-Traded Funds (ETFs) to obtain asset class exposures otherwise unavailable through The Hartford family of funds. Specifically, the Fund has target allocations to ETFs that provide U.S. real estate and international real estate exposure, as well as emerging market debt exposure.
Whenever possible, we rely on cash flows to execute our allocation changes. That was the case during the six-month period ended April 30th, and no hard rebalance (i.e. a fund rebalancing to move the underlying fund investments to their target allocation percentages) was required.
What is the outlook?
In fixed income, risk premiums (the additional compensation paid to investors to tolerate the increased level of risk in a given asset class relative to Treasuries) across most asset classes reversed course and began to contract as conditions improved and volatility declined. An onslaught of government policy, from fiscal stimulus to quantitative easing, was the primary catalyst and buyers of historically inexpensive corporate debt emerged as more market participants recognized relative value versus equities. Although risk premiums have come off their historical peak, spreads remain significantly wider (i.e. short and long term interest rates farther apart) than in prior recessions.
In equities the earnings picture is cloudy. First, earnings are falling at near record-breaking rates and all indications are that they will continue to fall. Second, the quality and reliability of the earnings reported is lower than historical standards as the gap between pro forma (“street”) earnings and GAAP (Generally Accepted Accounting Principles) earnings rose in the past several months. Third, there is little clarity in future earnings prospects as the disparity among analyst estimates for future earnings remains at elevated levels. Historically, such consensus building was a precondition to the final, sustained recovery from bear markets associated with recessions.
That said, we believe that investors are well served by adhering to a strategic, diversified portfolio and rebalancing accordingly. We construct these portfolios based upon the long-term properties of asset classes. We look at their long-term returns, volatilities, and correlations between each other and run optimizations to build an optimal portfolio.
Composition by Underlying Fund
as of April 30, 2009

Percentage of Net
Fund Name	Assets
SPDR DJ Wilshire International Real Estate ETF	2.2%
SPDR DJ Wilshire REIT ETF	1.5
The Hartford Capital Appreciation Fund, Class Y	20.6
The Hartford Capital Appreciation II Fund, Class Y	3.4
The Hartford Fundamental Growth Fund, Class Y	5.5
The Hartford Global Growth Fund, Class Y	3.3
The Hartford Growth Fund, Class Y	9.1
The Hartford Growth Opportunities Fund, Class Y	3.1
The Hartford Inflation Plus Fund, Class Y	4.3
The Hartford International Opportunities Fund, Class Y	7.5
The Hartford International Small Company Fund, Class Y	5.2
The Hartford Select SmallCap Value Fund, Class Y	3.5
The Hartford Small Company Fund, Class Y	8.1
The Hartford Total Return Bond Fund, Class Y	0.8
The Hartford Value Fund, Class Y	20.9
Other Assets and Liabilities	1.0

Total	100.0%

3

The Hartford Target Retirement 2045 Fund
Schedule of Investments
April 30, 2009 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 95.3%
EQUITY FUNDS - 90.2%
24	The Hartford Capital Appreciation Fund, Class Y		$598
11	The Hartford Capital Appreciation II Fund, Class Y •		99
21	The Hartford Fundamental Growth Fund, Class Y •		160
9	The Hartford Global Growth Fund, Class Y •		95
22	The Hartford Growth Fund, Class Y •		263
5	The Hartford Growth Opportunities Fund, Class Y •		90
22	The Hartford International Opportunities Fund, Class Y		219
19	The Hartford International Small Company Fund, Class Y		151
15	The Hartford Select SmallCap Value Fund, Class Y		102
18	The Hartford Small Company Fund, Class Y •		235
75	The Hartford Value Fund, Class Y		608

	Total equity funds (cost $2,731)		$2,620

FIXED INCOME FUNDS - 5.1%
12	The Hartford Inflation Plus Fund, Class Y		$124
2	The Hartford Total Return Bond Fund, Class Y		24

	Total fixed income funds (cost $137)		$148

	Total investments in affiliated investment companies (cost $2,868)		$2,768

EXCHANGE TRADED FUNDS - 3.7%
3	SPDR DJ Wilshire International Real Estate ETF		$65
1	SPDR DJ Wilshire REIT ETF		43

	Total exchange traded funds (cost $131)		$108

	Total long-term investments (cost $2,999)		$2,876

	Total investments (cost $2,999) ▲	99.0%	$2,876
	Other assets and liabilities	1.0%	29

	Total net assets	100.0%	$2,905

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2009, the cost of securities for federal income tax purposes was $2,999 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$17
Unrealized Depreciation	(140)

Net Unrealized Depreciation	$(123)

•	Currently non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.
FAS 157 Disclosure of Investment Valuation Hierarchy Levels

Assets:
Investment in securities — Level 1	$2,876

Total	$2,876

The accompanying notes are an integral part of these financial statements.

4

The Hartford Target Retirement 2045 Fund
Statement of Assets and Liabilities
April 30, 2009 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at fair value (cost $131)	$108
Investments in underlying affiliated funds, at fair value (cost $2,868)	2,768
Receivables:
Fund shares sold	—
Dividends and interest	—
Other assets	32

Total assets	2,908

Liabilities:
Payables:
Investment management fees	—
Distribution fees	—
Accrued expenses	3

Total liabilities	3

Net assets	$2,905

Summary of Net Assets:
Capital stock and paid-in-capital	3,033
Accumulated undistributed net investment income	—
Accumulated net realized loss on investments	(5)
Unrealized depreciation of investments	(123)

Net assets	$2,905

Shares authorized	150,000

Par value	$0.001

Class R3: Net asset value per share	$9.56

Shares outstanding	101

Net assets	$967

Class R4: Net asset value per share	$9.57

Shares outstanding	101

Net assets	$969

Class R5: Net asset value per share	$9.57

Shares outstanding	101

Net assets	$969

The accompanying notes are an integral part of these financial statements.

5

The Hartford Target Retirement 2045 Fund
Statement of Operations
From (commencement of operations) October 31, 2008 through April 30, 2009 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$3
Dividends from underlying affiliated funds	33

Total investment income	36

Expenses:
Investment management fees	2
Transfer agent fees	—
Distribution fees
Class R3	2
Class R4	1
Custodian fees	—
Accounting services	—
Registration and filing fees	18
Board of Directors’ fees	—
Audit fees	3
Other expenses	4

Total expenses (before waivers)	30
Expense waivers	(27)

Total waivers	(27)

Total expenses, net	3

Net investment income	33

Net Realized Loss on Investments:
Net realized loss on investments in underlying affiliated funds	(5)
Net realized gain on investments in securities	—

Net Realized Loss on Investments	(5)

Net Changes in Unrealized Depreciation of Investments:
Net unrealized depreciation of investments	(123)

Net Changes in Unrealized Depreciation of Investments	(123)

Net Loss on Investments	(128)

Net Decrease in Net Assets Resulting from Operations	$(95)

The accompanying notes are an integral part of these financial statements.

6

The Hartford Target Retirement 2045 Fund
Statement of Changes in Net Assets
(000’s Omitted)

For the Period
October 31, 2008**
through
April 30, 2009
Operations:
Net investment income	$33
Net realized loss on investments	(5)
Net unrealized depreciation of investments	(123)

Net decrease in net assets resulting from operations	(95)

Distributions to Shareholders:
From net investment income
Class R3	(11)
Class R4	(11)
Class R5	(11)

Total distributions	(33)

Capital Share Transactions:
Class R3	1,011
Class R4	1,011
Class R5	1,011

Net increase from capital share transactions	3,033

Net increase in net assets	2,905
Net Assets:
Beginning of period	—

End of period	$2,905

Accumulated undistributed net investment income	$—

**	Commencement of operations.
The accompanying notes are an integral part of these financial statements.

7

The Hartford Target Retirement 2045 Fund
Notes to Financial Statements
April 30, 2009 (Unaudited)
(000’s Omitted)
1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-two portfolios. Financial statements for The Hartford Target Retirement 2045 Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Classes R3, R4, R5 shares, which are offered to employer-sponsored retirement plans, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange-traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”).
2.	Significant Accounting Policies:

The accounting policies of the affiliated underlying funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The affiliated underlying funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).
a)	Security Transactions and Investment Income - Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date. Income and capital gain distributions from Underlying Funds are recorded on the ex-dividend date.

b)	Security Valuation - Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the valuation date.

The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary markets, but before the close of the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to

8

the valuation of stocks primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, ADR’s, exchange traded funds (“ETF’s”)) after the close of the foreign markets but before the close of the Exchange. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.
Debt securities (other than short-term obligations and senior floating rate interests) held by the Fund are valued on the basis of valuations furnished by an independent pricing service which determines valuations for normal institutional size trading units of debt securities. Senior floating rate interests generally trade in over-the-counter markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by the Fund’s Board of Directors. Generally, the Fund may use fair valuation in regard to debt securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that mature in 60 days or less are valued at amortized cost, which approximates market value.

Exchange traded equity securities shall be valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time. If it is not possible to determine the last reported sale price or official closing price on the relevant exchange or market at the Valuation Time, the value of the security shall be taken to be the most recent mean between bid and asked prices on such exchange or market at the Valuation Time.

Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Options contracts on securities, currencies, indexes, futures contracts, commodities and other instruments shall be valued at their most recent sales price at the Valuation Time on the Primary Market on which the instrument is primarily traded. If the instrument did not trade on the Primary Market, it may be valued at the most recent sales price at the Valuation Time on another exchange or market where it did trade.

Futures contracts are valued at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively. If a settlement price is not available, futures contracts will be valued at the most recent trade price as of the Valuation Time. If there were no trades, the contract shall be valued at the mean of the closing bid/ask prices as of the Valuation Time.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

A forward currency contract shall be valued based on the price of the underlying currency at the prevailing interpolated exchange rate, which is a combination of the spot currency rate and the forward currency rate. Spot currency rates and

9

The Hartford Target Retirement 2045 Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
forward currency rates are obtained from an independent pricing service on a daily basis not more than one hour before the Valuation Time.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Fund’s Board of Directors.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

c)	Indexed Securities - The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund uses these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund had investments in indexed securities as of April 30, 2009, as shown on the Schedule of Investments under Exchange Traded Funds.

d)	Fund Share Valuation and Dividend Distributions to Shareholders — Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid annually. Dividends are paid on shares beginning on the business day after the day when the funds used to purchase the shares are collected by the transfer agent for the Fund. Long-term capital gains distributions received from underlying funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences include but are not limited to foreign currency gains and losses, losses deferred due to wash sales adjustments, adjustments related to Passive Foreign Investment Companies and certain derivatives, and excise tax regulations. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

e)	Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

10

f)	Financial Accounting Standards Board Financial Accounting Standards No. 157 - Effective November 1, 2008, the Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. Fair value is defined under FAS 157 as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Under FAS 157, a fair value measurement should reflect all of the assumptions that market participants would use in pricing the asset or liability, including assumptions about the risk inherent in a particular valuation technique, the effect of a restriction on the sale or use of an asset, and the risk of nonperformance.

Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized, per FAS 157, into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 — Quoted prices in active markets for identical securities. Level 1 includes exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•	Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 includes debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services and foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•	Level 3 — Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes and require significant management judgment or estimation. This category includes broker quoted securities, long dated OTC options and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a good representation of exit price.
Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

FAS 157 also requires that a roll forward reconciliation be shown for all Level 3 securities from the beginning of the reporting period to the end of the reporting period. Part of this reconciliation includes transfers in and/or out of Level 3. For purposes of this reconciliation, transfers in are shown at the end of period fair value and transfers out are shown at the beginning of period fair value. During the six-month period ended April 30, 2009, the Fund held no Level 3 securities.

FASB Staff Position No. 157-4 - In April 2009, FASB released FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP FAS 157-4”). FSP FAS 157-4 provides additional guidance on determining whether a market for a financial asset is not active and a transaction is not distressed when measuring fair value under FAS 157. The FSP also requires additional disclosure detail on debt and equity securities by major investment categories. FSP FAS 157-4 is effective for interim and annual periods ending after June 15, 2009. At this time, management is evaluating the implications of FSP FAS 157-4 and does not believe it will impact valuation but will require additional disclosure. This additional disclosure has not yet been implemented.

g)	Financial Accounting Standards Board Financial Accounting Standards No. 161 - In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires companies to disclose information detailing the objectives and strategies for using derivative instruments, the level of derivative activity entered into by the company and any credit risk-related contingent features of the agreements. The application of FAS 161 is required for fiscal years and interim periods

11

The Hartford Target Retirement 2045 Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and has not yet implemented the new disclosure standard.

h)	Indemnifications: Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
3.	Federal Income Taxes:
a)	Federal Income Taxes - For federal income tax purposes, the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and the Fund intends to distribute substantially all of its income and gains during the calendar year ending December 31, 2009. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Reclassification of Capital Accounts - In accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the NAV of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. Reclassifications are made at fiscal year end and therefore, no reclassifications were made during the six-month period ended April 30, 2009.

c)	Financial Accounting Standards Board Interpretation No. 48 - On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. The Fund has adopted FIN 48. Management has evaluated the implications of FIN 48 for the Fund and has determined there is no impact to the Fund’s financial statements.
4.	Expenses:
a)	Investment Management Agreements - Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with The Hartford Mutual Funds, Inc. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

12

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the six-month period ended April 30, 2009; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.08%
Over $10 billion	0.07%
b)	Accounting Services Agreement — Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting service fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%
c)	Operating Expenses - Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the six-month period ended April 30, 2009, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class R3	Class R4	Class R5
1.25%	0.95%	0.90%
Voluntary limitations for total operating expenses include expenses incurred as the result of investing in other investment companies. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations.

d)	Distribution and Service Plan for Class R3 and R4 Shares - HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records.

The Fund has adopted Distribution and Service Plans in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class R3 shares provides for a distribution fee of 0.50%. The Rule 12b-1 plan applicable to Class R4 shares provides for a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2009, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares rounds to zero. These commissions are in turn paid to sales representatives of the broker/dealers.

e)	Other Related Party Transactions - Certain officers of the Fund are directors and/or officers of HIFSCO, and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2009, a portion of the Fund’s chief compliance officer’s salary was paid by the Fund in an amount, which rounds to zero. Hartford Administrative Services Company (“HASCO”), a wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO was compensated an amount, which rounds to zero, for providing such services. These fees are accrued daily and paid monthly.

13

The Hartford Target Retirement 2045 Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
5.	Affiliate Holdings:

As of April 30, 2009, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R3	101
Class R4	101
Class R5	101
6.	Investment Transactions:

For the six-month period ended April 30, 2009, the Fund’s aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$3,199
Sales Proceeds Excluding U.S. Government Obligations	195
7.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2009.

	For the Six-Month Period Ended 4/30/2009
		Shares		Shares
		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares
Class R3
Shares	100	1	—	—	101
Amount	$1,000	$11	$—	$—	$1,011
Class R4
Shares	100	1	—	—	101
Amount	$1,000	$11	$—	$—	$1,011
Class R5
Shares	100	1	—	—	101
Amount	$1,000	$11	$—	$—	$1,011
8.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. During the six-month period ended April 30, 2009, the Fund did not have any borrowings under this facility.

14

The Hartford Target Retirement 2045 Fund
Financial Highlights — (Unaudited)

	- Selected Per-Share Data - (a)											- Ratios and Supplemental Data -
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
															Net Assets		Net Assets		Net Assets
															Before		After		After
				Net											Waivers		Waivers		Waivers
				Realized											and		and		and		Ratio of
				and Un-			Distrib-			Net					Reimburse-		Reimburse-		Reimburse-		Net
		Net	Pay-	realized		Dividends	utions			Increase	Net			Net	ments and		ments and		ments and		Invest-		Port-
	Net Asset	Invest-	ments	Gain		from Net	from	Distri-		(Decrease)	Asset			Assets at	Including		Including		Excluding		ment		folio
	Value at	ment	from	(Loss) on	Total from	Invest-	Realized	butions	Total	in Net	Value at			End of	Expenses		Expenses		Expenses		Income to		Turn-
	Beginning	Income	(to)	Invest-	Investment	ment	Capital	from	Distri-	Asset	End of	Total		Period	not Subject		not Subject		not Subject		Average		over
Class	of Period	(Loss)	Affiliate	ments	Operations	Income	Gains	Capital	butions	Value	Period	Return(b)		(000’s)	to Cap(c)		to Cap(c)		to Cap(c)		Net Assets		Rate(d)
From (commencement of operations) October 31, 2008, through April 30, 2009 (Unaudited)
R3	$10.00	$0.10	$—	$(0.43)	$(0.33)	$(0.11)	$—	$—	$(0.11)	$(0.44)	$9.56	(3.26	)%(e)	$967	2.50	%(f)	0.38	%(f)	0.38	%(f)	2.37	%(f)	9%
R4	10.00	0.12	—	(0.44)	(0.32)	(0.11)	—	—	(0.11)	(0.43)	9.57	(3.11	) (e)	969	2.20	(f)	0.08	(f)	0.08	(f)	2.67	(f)	—
R5	10.00	0.12	—	(0.44)	(0.32)	(0.11)	—	—	(0.11)	(0.43)	9.57	(3.10	) (e)	969	1.91	(f)	0.03	(f)	0.03	(f)	2.72	(f)	—

(a)	Information presented relates to a share outstanding throughout the indicated period.

(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Expense ratios do not include expenses of the underlying funds.

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	Not annualized.

(f)	Annualized.

15

The Hartford Target Retirement 2045 Fund
Directors and Officers (Unaudited)
The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.
Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and three of the Fund’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which collectively consist of 100 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.
The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.
Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its officers or directors who are employed by The Hartford.
Non-Interested Directors
Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.
Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.
Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies.
Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee is Chairman and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions. Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm, from August 2004 to August 2005. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).
William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

16

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.
Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.
Interested Directors and Officers
Thomas M. Marra* (1958) Director since 2002
Mr. Marra has served as President and Chief Operating Officer of The Hartford Financial Services Group, Inc. (“The Hartford”) since 2007. Mr. Marra currently serves as Director of Hartford Life, Inc. (“HL, Inc.”). Mr. Marra served as Chief Operating Officer of Hartford Life Insurance Company, Inc. (“Hartford Life”) (2000-2008), as President of Hartford Life (2002-2008) and as Director of Hartford Life’s Investment Products Division from 1998 to 2000.

*	On February 24, 2009, The Hartford and Mr. Marra determined to enter into a mutually agreed separation whereby Mr. Marra will retire, and his role as an executive officer and employee of The Hartford will terminate, effective July 3, 2009. Mr. Marra will resign his position as a Director of the Fund effective June 25, 2009.
Lowndes A. Smith (1939) Director since 2002, Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.
John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as Chief Executive Officer, President and Director of HL, Inc. Mr. Walters previously served as President of the U.S. Wealth Management Division of Hartford Life, Inc., as Co-Chief Operating Officer of Hartford Life Insurance Company (2007-2008) and as Executive Vice President and Director of its Investment Products Division (2000-2008). Mr. Walters also serves as Chairman of the Board, Chief Executive Officer, President and Director of Hartford Life Insurance Company and as Executive Vice President of The Hartford. In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”).

*	Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 — 2009).
Other Officers
Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 — 2009))
Mr. Arena serves as Executive Vice President of Hartford Life Insurance Company, (“Hartford Life”). Additionally, Mr. Arena is Director and Senior Vice President of Hartford Administrative Services Company, (“HASCO”), Manager, Chief Executive Officer and President of Hartford Investment Financial Services, LLC (“HIFSCO”) and HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division. Mr. Arena joined American Skandia in 1996.
Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.
Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006 and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury, (the “Treasury”), from 2001 to 2006 where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network, (“FinCEN”) from 2005 — 2006.

17

The Hartford Target Retirement 2045 Fund
Directors and Officers (Unaudited) — (continued)
Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life Insurance Company. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.
Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant General Counsel and Assistant Vice President of The Hartford and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, Assistant Vice President of Hartford Life, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.
Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life and as Director of its Investment Advisory Group in the Individual Markets Group segment. He also serves as Senior Vice President of HIFSCO and HL Advisors. Prior to joining The Hartford in 2004, Mr. Meyer was with MassMutual which he joined in 1987.
D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life where he serves as Director of mutual fund product management for The Hartford’s mutual funds and 529 college savings businesses. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.
Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 — 2007.
HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2008 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

18

The Hartford Target Retirement 2045 Fund
Expense Example (Unaudited)
Your Fund’s Expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2008 through April 30, 2009.
Actual Expenses
The first column of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	October 31, 2008	Beginning	Ending Account	October 31,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2008 through	expense	1/2	full
	October 31, 2008	April 30, 2009	April 30, 2009	October 31, 2008	April 30, 2009	April 30, 2009	ratio	year	year
Class R3	$1,000.00	$967.42	$1.85	$1,000.00	$1,022.91	$1.90	0.38%	181	365
Class R4	$1,000.00	$968.90	$0.39	$1,000.00	$1,024.39	$0.40	0.08	181	365
Class R5	$1,000.00	$968.98	$0.14	$1,000.00	$1,024.64	$0.15	0.03	181	365

19

The Hartford Target Retirement 2050 Fund

The Hartford Target Retirement 2050 Fund
(subadvised by Hartford Investment Management Company)
Performance Overview(1) 10/31/08 — 4/30/09
Growth of a $10,000 investment in Class R3
Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
You cannot invest directly in an index.
Investment objective — Seeks to maximize total return and secondarily, to seek capital preservation.
Average Annual Total Returns(2) (as of 4/30/09)

	Inception	Since
	Date	Inception
Target Retirement 2050 R3	10/31/08	-3.26%
Target Retirement 2050 R4	10/31/08	-3.11%
Target Retirement 2050 R5	10/31/08	-3.10%
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes R4 and R5 shares will vary from results seen above due to differences in the expenses charged to these classes.

(2)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2009, which excludes investment transactions as of this date.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Portfolio Managers
Hugh Whelan, CFA	Edward C. Caputo, CFA
Managing Director	Vice President
How did the Fund perform?
The Class R3 shares of The Hartford Target Retirement 2050 Fund returned -3.26%, before sales charge, for the six-month period ended April 30, 2009. In comparison, its benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, returned -8.53% and 7.74%, respectively, while the average return of the Lipper Mixed-Asset Target 2050+ Funds category, a group of funds with investment strategies similar to those of the Fund, was -3.82%.
Why did the Fund perform this way?
The U.S. recession continued to deepen during the six-month period under review. Rising unemployment weighed on personal income and spending, while first quarter industrial production posted the steepest quarterly decline in more than 30 years. However, as the six-month period drew to a close, there were some signs that perhaps the rate of economic decline was beginning to slow. Financial conditions stabilized a bit, while the Federal Reserve’s purchases of long-term Treasuries and mortgage-backed securities also provided strong support for the mortgage market, driving fixed mortgage rates lower. Generally, the Fund’s target asset allocation is set at approximately 95% equities and 5% fixed-income.
This environment initially created another difficult period for stocks, with the S&P 500 Index closing at a new low of 676.53 on March 9, down -29.30% since the start of the 6-month period. However, emergent signs of a slowdown in the economy’s free-fall helped lift the index through the remainder of the period, leaving it down -8.53% for the period. The index was in the black in March and April, gaining 8.76% and 9.57%, respectively, for a gain of 29.38% from March 9 through the end of the period. Declines were widespread across most

2

asset classes during the six-month period. Among the eleven equity asset classes in our investment universe, emerging market stocks, EAFE small cap stocks, and U.S. midcap growth stock indices posted positive returns over the 6-month period. U.S. Real-Estate Investment Trusts (REITS) led the way lower during the period, while growth stocks continued to outperform value stocks across all market capitalization levels. International stocks outperformed U.S. stocks.
In fixed income, five and ten year Treasury yields increased during the 6-month period. Within the major sectors of the Barclays Capital U.S. Aggregate Bond Index, investment grade credit was the top performer at 11.47%, while commercial mortgage backed securities (CMBS) were the weakest performer at 1.32%. In the high yield asset classes, high yield bonds and emerging markets debt both outperformed the Barclays Capital U.S. Aggregate Bond Index, while floating rate notes did not. In addition, Treasury Inflation-Protection Securities (TIPS) were the best performing investment grade asset class in our investment universe at 9.46%.
There are two main drivers of the Fund’s performance: asset allocation among various asset classes and performance of the underlying funds. With regard to asset allocation, the Fund maintains relatively fixed exposures to the equity and fixed income markets. Therefore, we seek to add value by strategically allocating within the equity and fixed income investment sub asset classes. Our asset allocation decisions over the period improved the Fund’s performance.
Concerning the Fund’s equity exposure, favorable allocations to emerging market stocks and international small cap stocks helped offset unfavorable allocations to U.S. stocks. By design, the Fund also maintains exposure to various fixed income asset classes to deliver a well diversified portfolio solution. The Fund also benefited from its allocation to TIPS. Based on the risk preferences of the Fund’s mandate, the portfolio’s duration (a measure of a bond’s sensitivity to changes in interest rates) is targeted to be greater than the Barclays Capital U.S. Aggregate Bond Index. The Fund benefited from the longer duration positioning.
Beyond the asset allocation decision, we also seek to add value by selecting the underlying mutual funds that will most effectively deliver the target asset class exposures. We analyze all of the funds in our investment universe, looking through each fund’s objectives and stated benchmark to see what it actually holds and how it behaves. During the period, underlying fund selection detracted from our overall performance.
During the period, the Fund continued to utilize Exchange-Traded Funds (ETFs) to obtain asset class exposures otherwise unavailable through The Hartford family of funds. Specifically, the Fund has target allocations to ETFs that provide U.S. real estate and international real estate exposure, as well as emerging market debt exposure.
Whenever possible, we rely on cash flows to execute our allocation changes. That was the case during the six-month period ended April 30th, and no hard rebalance (i.e. a fund rebalancing to move the underlying fund investments to their target allocation percentages) was required.
What is the outlook?
In fixed income, risk premiums (the additional compensation paid to investors to tolerate the increased level of risk in a given asset class relative to Treasuries) across most asset classes reversed course and began to contract as conditions improved and volatility declined. An onslaught of government policy, from fiscal stimulus to quantitative easing, was the primary catalyst and buyers of historically inexpensive corporate debt emerged as more market participants recognized relative value versus equities. Although risk premiums have come off their historical peak, spreads remain significantly wider (i.e. short and long term interest rates farther apart) than in prior recessions.
In equities the earnings picture is cloudy. First, earnings are falling at near record-breaking rates and all indications are that they will continue to fall. Second, the quality and reliability of the earnings reported is lower than historical standards as the gap between pro forma (“street”) earnings and GAAP (Generally Accepted Accounting Principles) earnings rose in the past several months. Third, there is little clarity in future earnings prospects as the disparity among analyst estimates for future earnings remains at elevated levels. Historically, such consensus building was a precondition to the final, sustained recovery from bear markets associated with recessions.
That said, we believe that investors are well served by adhering to a strategic, diversified portfolio and rebalancing accordingly. We construct these portfolios based upon the long-term properties of asset classes. We look at their long-term returns, volatilities, and correlations between each other and run optimizations to build an optimal portfolio.
Composition by Underlying Fund
as of April 30, 2009

Percentage of Net
Fund Name	Assets
SPDR DJ Wilshire International Real Estate ETF	2.2%
SPDR DJ Wilshire REIT ETF	1.5
The Hartford Capital Appreciation Fund, Class Y	20.6
The Hartford Capital Appreciation II Fund, Class Y	3.4
The Hartford Fundamental Growth Fund, Class Y	5.5
The Hartford Global Growth Fund, Class Y	3.3
The Hartford Growth Fund, Class Y	9.1
The Hartford Growth Opportunities Fund, Class Y	3.1
The Hartford Inflation Plus Fund, Class Y	4.3
The Hartford International Opportunities Fund, Class Y	7.5
The Hartford International Small Company Fund, Class Y	5.2
The Hartford Select SmallCap Value Fund, Class Y	3.5
The Hartford Small Company Fund, Class Y	8.1
The Hartford Total Return Bond Fund, Class Y	0.8
The Hartford Value Fund, Class Y	20.9
Other Assets and Liabilities	1.0

Total	100.0%

3

The Hartford Target Retirement 2050 Fund
Schedule of Investments
April 30, 2009 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 95.3%
EQUITY FUNDS - 90.2%
24	The Hartford Capital Appreciation Fund, Class Y		$598
11	The Hartford Capital Appreciation II Fund, Class Y •		99
21	The Hartford Fundamental Growth Fund, Class Y •		160
9	The Hartford Global Growth Fund, Class Y •		95
22	The Hartford Growth Fund, Class Y •		263
5	The Hartford Growth Opportunities Fund, Class Y •		90
22	The Hartford International Opportunities Fund, Class Y		219
19	The Hartford International Small Company Fund, Class Y		151
15	The Hartford Select SmallCap Value Fund, Class Y		102
18	The Hartford Small Company Fund, Class Y •		235
75	The Hartford Value Fund, Class Y		608

	Total equity funds (cost$2,731)		$2,620

FIXED INCOME FUNDS - 5.1%
12	The Hartford Inflation Plus Fund, Class Y		$124
2	The Hartford Total Return Bond Fund, Class Y		24

	Total fixed income funds (cost$137)		$148

	Total investments in affiliated investment companies (cost$2,868)		$2,768

EXCHANGE TRADED FUNDS - 3.7%
3	SPDR DJ Wilshire International Real Estate ETF		$65
1	SPDR DJ Wilshire REIT ETF		43

	Total exchange traded funds (cost$131)		$108

	Total long-term investments (cost$2,999		$2,876

	Total investments (cost$2,999)▲	99.0%	$2,876
	Other assets and liabilities	1.0%	29

	Total net assets	100.0%	$2,905

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2009, the cost of securities for federal income tax purposes was $2,999 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$17
Unrealized Depreciation	(140)

Net Unrealized Depreciation	$(123)

•	Currently non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.
FAS 157 Disclosure of Investment Valuation Hierarchy Levels

Assets:
Investment in securities — Level 1	$2,876

Total	$2,876

The accompanying notes are an integral part of these financial statements.

4

The Hartford Target Retirement 2050 Fund
Statement of Assets and Liabilities
April 30, 2009 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at fair value (cost $131)	$108
Investments in underlying affiliated funds, at fair value (cost $2,868)	2,768
Receivables:
Fund shares sold	—
Dividends and interest	—
Other assets	32

Total assets	2,908

Liabilities:
Payables:
Investment management fees	—
Distribution fees	—
Accrued expenses	3

Total liabilities	3

Net assets	$2,905

Summary of Net Assets:
Capital stock and paid-in-capital	3,033
Accumulated undistributed net investment income	—
Accumulated net realized loss on investments	(5)
Unrealized depreciation of investments	(123)

Net assets	$2,905

Shares authorized	150,000

Par value	$0.001

Class R3: Net asset value per share	$9.56

Shares outstanding	101

Net assets	$967

Class R4: Net asset value per share	$9.57

Shares outstanding	101

Net assets	$969

Class R5: Net asset value per share	$9.57

Shares outstanding	101

Net assets	$969

The accompanying notes are an integral part of these financial statements.

5

The Hartford Target Retirement 2050 Fund
Statement of Operations
From (commemcement of operations) October 31, 2008 through April 30, 2009 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$3
Dividends from underlying affiliated funds	33

Total investment income	36

Expenses:
Investment management fees	2
Transfer agent fees	—
Distribution fees
Class R3	2
Class R4	1
Custodian fees	1
Accounting services	—
Registration and filing fees	17
Board of Directors’ fees	—
Audit fees	3
Other expenses	4

Total expenses (before waivers)	30
Expense waivers	(27)

Total waivers	(27)

Total expenses, net	3

Net investment income	33

Net Realized Loss on Investments:
Net realized loss on investments in underlying affiliated funds	(5)
Net realized gain on investments in securities	—

Net Realized Loss on Investments	(5)

Net Changes in Unrealized Depreciation of Investments:
Net unrealized depreciation of investments	(123)

Net Changes in Unrealized Depreciation of Investments	(123)

Net Loss on Investments	(128)

Net Decrease in Net Assets Resulting from Operations	$(95)

The accompanying notes are an integral part of these financial statements.

6

The Hartford Target Retirement 2050 Fund
Statement of Changes in Net Assets
(000’s Omitted)

For the Period
October 31, 2008**
through
April 30, 2009
Operations:
Net investment income	$33
Net realized loss on investments	(5)
Net unrealized depreciation of investments	(123)

Net decrease in net assets resulting from operations	(95)

Distributions to Shareholders:
From net investment income
Class R3	(11)
Class R4	(11)
Class R5	(11)

Total distributions	(33)

Capital Share Transactions:
Class R3	1,011
Class R4	1,011
Class R5	1,011

Net increase from capital share transactions	3,033

Net increase in net assets	2,905
Net Assets:
Beginning of period	—

End of period	$2,905

Accumulated undistributed net investment income	$—

**	Commencement of operations.
The accompanying notes are an integral part of these financial statements.

7

The Hartford Target Retirement 2050 Fund
Notes to Financial Statements
April 30, 2009 (Unaudited)
(000’s Omitted)
1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-two portfolios. Financial statements for The Hartford Target Retirement 2050 Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Classes R3, R4, R5 shares, which are offered to employer-sponsored retirement plans, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange-traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”).

2.	Significant Accounting Policies:

The accounting policies of the affiliated underlying funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The affiliated underlying funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).
a)	Security Transactions and Investment Income - Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date. Income and capital gain distributions from Underlying Funds are recorded on the ex-dividend date.

b)	Security Valuation - Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the valuation date.

The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary markets, but before the close of the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to

8

the valuation of stocks primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, ADR’s, exchange traded funds (“ETF’s”)) after the close of the foreign markets but before the close of the Exchange. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Debt securities (other than short-term obligations and senior floating rate interests) held by the Fund are valued on the basis of valuations furnished by an independent pricing service which determines valuations for normal institutional size trading units of debt securities. Senior floating rate interests generally trade in over-the-counter markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by the Fund’s Board of Directors. Generally, the Fund may use fair valuation in regard to debt securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that mature in 60 days or less are valued at amortized cost, which approximates market value.

Exchange traded equity securities shall be valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another OTC market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time. If it is not possible to determine the last reported sale price or official closing price on the relevant exchange or market at the Valuation Time, the value of the security shall be taken to be the most recent mean between bid and asked prices on such exchange or market at the Valuation Time.

Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Options contracts on securities, currencies, indexes, futures contracts, commodities and other instruments shall be valued at their most recent sales price at the Valuation Time on the Primary Market on which the instrument is primarily traded. If the instrument did not trade on the Primary Market, it may be valued at the most recent sales price at the Valuation Time on another exchange or market where it did trade.

Futures contracts are valued at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively. If a settlement price is not available, futures contracts will be valued at the most recent trade price as of the Valuation Time. If there were no trades, the contract shall be valued at the mean of the closing bid/ask prices as of the Valuation Time.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

A forward currency contract shall be valued based on the price of the underlying currency at the prevailing interpolated exchange rate, which is a combination of the spot currency rate and the forward currency rate. Spot currency rates and

9

The Hartford Target Retirement 2050 Fund
Notes to Financial Statements - (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
forward currency rates are obtained from an independent pricing service on a daily basis not more than one hour before the Valuation Time.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Fund’s Board of Directors.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

c)	Indexed Securities - The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund uses these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund had investments in indexed securities as of April 30, 2009, as shown on the Schedule of Investments under Exchange Traded Funds.

d)	Fund Share Valuation and Dividend Distributions to Shareholders — Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid annually. Dividends are paid on shares beginning on the business day after the day when the funds used to purchase the shares are collected by the transfer agent for the Fund. Long-term capital gains distributions received from underlying funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences include but are not limited to foreign currency gains and losses, losses deferred due to wash sales adjustments, adjustments related to Passive Foreign Investment Companies and certain derivatives, and excise tax regulations. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

e)	Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

f)	Financial Accounting Standards Board Financial Accounting Standards No. 157 - Effective November 1, 2008, the Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting,

10

establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. Fair value is defined under FAS 157 as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Under FAS 157, a fair value measurement should reflect all of the assumptions that market participants would use in pricing the asset or liability, including assumptions about the risk inherent in a particular valuation technique, the effect of a restriction on the sale or use of an asset, and the risk of nonperformance.

Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized, per FAS 157, into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 — Quoted prices in active markets for identical securities. Level 1 includes exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•	Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 includes debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services and foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•	Level 3 — Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes and require significant management judgment or estimation. This category includes broker quoted securities, long dated OTC options and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a good representation of exit price.
Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

FAS 157 also requires that a roll forward reconciliation be shown for all Level 3 securities from the beginning of the reporting period to the end of the reporting period. Part of this reconciliation includes transfers in and/or out of Level 3. For purposes of this reconciliation, transfers in are shown at the end of period fair value and transfers out are shown at the beginning of period fair value. During the six-month period ended April 30, 2009, the Fund held no Level 3 securities.

FASB Staff Position No. 157-4 - In April 2009, FASB released FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP FAS 157-4”). FSP FAS 157-4 provides additional guidance on determining whether a market for a financial asset is not active and a transaction is not distressed when measuring fair value under FAS 157. The FSP also requires additional disclosure detail on debt and equity securities by major investment categories. FSP FAS 157-4 is effective for interim and annual periods ending after June 15, 2009. At this time, management is evaluating the implications of FSP FAS 157-4 and does not believe it will impact valuation but will require additional disclosure. This additional disclosure has not yet been implemented.

g)	Financial Accounting Standards Board Financial Accounting Standards No. 161 - In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires companies to disclose information detailing the objectives and strategies for using derivative instruments, the level of derivative activity entered into by the company and any credit risk-related contingent features of the agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and has not yet implemented the new disclosure standard.

11

The Hartford Target Retirement 2050 Fund
Notes to Financial Statements - (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
h)	Indemnifications: Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
3.	Federal Income Taxes:
a)	Federal Income Taxes - For federal income tax purposes, the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and the Fund intends to distribute substantially all of its income and gains during the calendar year ending December 31, 2009. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Reclassification of Capital Accounts - In accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the NAV of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. Reclassifications are made at fiscal year end and therefore, no reclassifications were made during the six-month period ended April 30, 2009.

c)	Financial Accounting Standards Board Interpretation No. 48 - On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. The Fund has adopted FIN 48. Management has evaluated the implications of FIN 48 for the Fund and has determined there is no impact to the Fund’s financial statements.
4.	Expenses:
a)	Investment Management Agreements - Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with The Hartford Mutual Funds, Inc. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the six-month period ended April 30, 2009; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.08%
Over $10 billion	0.07%

12

b)	Accounting Services Agreement — Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting service fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%
c)	Operating Expenses - Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the six-month period ended April 30, 2009, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class R3	Class R4	Class R5
1.25%	0.95%	0.90%
Voluntary limitations for total operating expenses include expenses incurred as the result of investing in other investment companies. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations.

d)	Distribution and Service Plan for Class R3 and R4 Shares - HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records.

The Fund has adopted Distribution and Service Plans in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class R3 shares provides for a distribution fee of 0.50%. The Rule 12b-1 plan applicable to Class R4 shares provides for a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2009, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares rounds to zero. These commissions are in turn paid to sales representatives of the broker/dealers.

e)	Other Related Party Transactions - Certain officers of the Fund are directors and/or officers of HIFSCO, and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2009, a portion of the Fund’s chief compliance officer’s salary was paid by the Fund in an amount, which rounds to zero. Hartford Administrative Services Company (“HASCO”), a wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO was compensated an amount, which rounds to zero, for providing such services. These fees are accrued daily and paid monthly.
5.	Affiliate Holdings:

As of April 30, 2009, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R3	101
Class R4	101
Class R5	101

13

The Hartford Target Retirement 2050 Fund
Notes to Financial Statements - (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
6.	Investment Transactions:

For the six-month period ended April 30, 2009, the Fund’s aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$3,199
Sales Proceeds Excluding U.S. Government Obligations	195
7.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2009.

	For the Six-Month Period Ended 4/30/2009
		Shares		Shares
		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares
Class R3
Shares	100	1	—	—	101
Amount	$1,000	$11	$—	$—	$1,011
Class R4
Shares	100	1	—	—	101
Amount	$1,000	$11	$—	$—	$1,011
Class R5
Shares	100	1	—	—	101
Amount	$1,000	$11	$—	$—	$1,011
8.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. During the six-month period ended April 30, 2009, the Fund did not have any borrowings under this facility.

14

The Hartford Target Retirement 2050 Fund
Financial Highlights — (Unaudited)

	- Selected Per-Share Data - (a)								- Ratios and Supplemental Data -
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
															Net Assets		Net Assets		Net Assets
															Before		After		After
				Net											Waivers		Waivers		Waivers
				Realized											and		and		and
				and Un-			Distrib-			Net					Reimburse-		Reimburse-		Reimburse-		Ratio of
		Net	Pay-	realized		Dividends	utions			Increase	Net			Net	ments and		ments and		ments and		Net Invest-		Port-
	Net Asset	Invest-	ments	Gain		from Net	from	Distri-		(Decrease)	Asset			Assets at	Including		Including		Excluding		ment		folio
	Value at	ment	from	(Loss) on	Total from	Invest-	Realized	butions	Total	in Net	Value at			End of	Expenses		Expenses		Expenses		Income to		Turn-
	Beginning	Income	(to)	Invest-	Investment	ment	Capital	from	Distri-	Asset	End of	Total		Period	not Subject		not Subject		not Subject		Average		over
Class	of Period	(Loss)	Affiliate	ments	Operations	Income	Gains	Capital	butions	Value	Period	Return(b)		(000’s)	to Cap(c)		to Cap(c)		to Cap(c)		Net Assets		Rate(d)
From (commencement of operations) October 31, 2008, through April 30, 2009 (Unaudited) (e)
R3	$10.00	$0.12	$—	$(0.45)	$(0.33)	$(0.11)	$—	$—	$(0.11)	$(0.44)	$9.56	(3.26)	%(f)	$967	2.49	%(g)	0.38	%(g)	0.38	%(g)	2.37	%(g)	9%
R4	10.00	0.13	—	(0.45)	(0.32)	(0.11)	—	—	(0.11)	(0.43)	9.57	(3.11	) (f)	969	2.19	(g)	0.08	(g)	0.08	(g)	2.67	(g)	—
R5	10.00	0.14	—	(0.46)	(0.32)	(0.11)	—	—	(0.11)	(0.43)	9.57	(3.10	) (f)	969	1.89	(g)	0.03	(g)	0.03	(g)	2.72	(g)	—

(a)	Information presented relates to a share outstanding throughout the indicated period.

(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Expense ratios do not include expenses of the underlying funds.

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	Per share amounts have been calculated using average shares outstanding method.

(f)	Not annualized.

(g)	Annualized.

15

The Hartford Target Retirement 2050 Fund
Directors and Officers (Unaudited)
The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.
Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and three of the Fund’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which collectively consist of 100 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.
The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.
Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its officers or directors who are employed by The Hartford.
Non-Interested Directors
Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.
Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.
Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies.
Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee is Chairman and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions. Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm, from August 2004 to August 2005. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).
William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

16

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.
Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.
Interested Directors and Officers
Thomas M. Marra* (1958) Director since 2002
Mr. Marra has served as President and Chief Operating Officer of The Hartford Financial Services Group, Inc. (“The Hartford”) since 2007. Mr. Marra currently serves as Director of Hartford Life, Inc. (“HL, Inc.”). Mr. Marra served as Chief Operating Officer of Hartford Life Insurance Company, Inc. (“Hartford Life”) (2000-2008), as President of Hartford Life (2002-2008) and as Director of Hartford Life’s Investment Products Division from 1998 to 2000.

*	On February 24, 2009, The Hartford and Mr. Marra determined to enter into a mutually agreed separation whereby Mr. Marra will retire, and his role as an executive officer and employee of The Hartford will terminate, effective July 3, 2009. Mr. Marra will resign his position as a Director of the Fund effective June 25, 2009.
Lowndes A. Smith (1939) Director since 2002, Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.
John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as Chief Executive Officer, President and Director of HL, Inc. Mr. Walters previously served as President of the U.S. Wealth Management Division of Hartford Life, Inc., as Co-Chief Operating Officer of Hartford Life Insurance Company (2007-2008) and as Executive Vice President and Director of its Investment Products Division (2000-2008). Mr. Walters also serves as Chairman of the Board, Chief Executive Officer, President and Director of Hartford Life Insurance Company and as Executive Vice President of The Hartford. In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”).

*	Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 — 2009).
Other Officers
Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 — 2009))
Mr. Arena serves as Executive Vice President of Hartford Life Insurance Company, (“Hartford Life”). Additionally, Mr. Arena is Director and Senior Vice President of Hartford Administrative Services Company, (“HASCO”), Manager, Chief Executive Officer and President of Hartford Investment Financial Services, LLC (“HIFSCO”) and HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division. Mr. Arena joined American Skandia in 1996.
Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.
Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006 and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury, (the “Treasury”), from 2001 to 2006 where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network, (“FinCEN”) from 2005 — 2006.

17

The Hartford Target Retirement 2050 Fund
Directors and Officers (Unaudited) — (continued)
Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life Insurance Company. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.
Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant General Counsel and Assistant Vice President of The Hartford and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, Assistant Vice President of Hartford Life, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.
Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life and as Director of its Investment Advisory Group in the Individual Markets Group segment. He also serves as Senior Vice President of HIFSCO and HL Advisors. Prior to joining The Hartford in 2004, Mr. Meyer was with MassMutual which he joined in 1987.
D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life where he serves as Director of mutual fund product management for The Hartford’s mutual funds and 529 college savings businesses. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.
Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 — 2007.
HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2008 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

18

The Hartford Target Retirement 2050 Fund
Expense Example (Unaudited)
Your Fund’s Expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2008 through April 30, 2009.
Actual Expenses
The first column of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	October 31, 2008	Beginning	Ending Account	October 31,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2008 through	expense	1/2	full
	October 31, 2008	April 30, 2009	April 30, 2009	October 31, 2008	April 30, 2009	April 30, 2009	ratio	year	year
Class R3	$1,000.00	$967.42	$1.85	$1,000.00	$1,022.91	$1.90	0.38%	181	365
Class R4	$1,000.00	$968.90	$0.39	$1,000.00	$1,024.39	$0.40	0.08	181	365
Class R5	$1,000.00	$968.98	$0.14	$1,000.00	$1,024.64	$0.15	0.03	181	365

19

The Hartford Tax-Free California Fund

The Hartford Tax-Free California Fund
(subadvised by Hartford Investment Management Company)
Performance Overview(1) 10/31/02 — 4/30/09
Growth of a $10,000 investment in Class A which includes Sales Charge
Barclays Capital California Municipal Bond Index is an unmanaged index of municipal bonds issued by the State of California with maturities greater than two years.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Investment objective — Seeks to provide current income exempt from both federal and California income tax.
Average Annual Total Returns(2,3) (as of 4/30/09)

	Inception	1	5	Since
	Date	Year	Year	Inception

Tax-Free California A#	10/31/02	-11.27%	0.03%	0.76%
Tax-Free California A##	10/31/02	-15.26%	-0.89%	0.05%
Tax-Free California B#	10/31/02	-11.86%	-0.72%	0.00%
Tax-Free California B##	10/31/02	-16.09%	-1.06%	0.00%
Tax-Free California C#	10/31/02	-11.93%	-0.74%	0.03%
Tax-Free California C##	10/31/02	-12.77%	-0.74%	0.03%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B and C shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(3)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2009, which excludes investment transactions as of this date.

Portfolio Managers
Charles Grande*	Christopher Bade
Executive Vice President	Vice President
How did the Fund perform?
The Class A shares of The Hartford Tax-Free California Fund returned 1.52%, before sales charge, for the six-month period ended April 30, 2009, versus its benchmark, the Barclays Capital California Municipal Bond Index, which returned 7.13% and the 5.06% average return of the Lipper California Municipal Debt Funds category, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
The Fund’s performance can be divided into two distinct periods. The first period, November through mid-December 2008, was characterized by weak liquidity and increasingly wider credit spreads (the incremental yield an investor receives for taking on greater credit risk) in the municipal market due to the continued credit crisis, general economic weakness, and an investor flight to quality.
During the latter part of 2008 a large number of mutual funds were selling high yield municipal bonds at any price to raise cash to meet significant fund redemptions. This selling pressure and a severe lack of demand for lower rated bonds pushed yields significantly higher (prices lower) and credit spreads significantly wider for all but the highest quality municipal bonds. During this time, the Fund’s significant overweight (i.e. the Fund’s sector position was greater than the benchmark position) to lower rated credits compared to the benchmark resulted in severe underperformance. The Fund held on average 40% to triple-B and non-investment grade bonds versus only 6% for the benchmark. Duration (i.e. sensitivity to

2

changes in interest rates) positioning also dampened performance as the curve steepened affecting longer maturity bond exposures (22+ years).
The second distinct period of performance began in late December (when the municipal market appeared to be oversold and pricing became extremely attractive) and continued through April 2009. During this period, the market saw a positive reversal of municipal mutual fund flows and improved liquidity in the market. In addition, a renewed appetite for riskier credits led to spread tightening (i.e. short and long term interest rates moving closer together) and better overall performance for lower rated municipals. During this time, the Fund outperformed its benchmark, however this performance was not enough to offset the losses earlier in the fiscal year.
The Fund’s primary drivers of underperformance relative (i.e. performance of the Fund as measured against the benchmark) to the benchmark over the full six-month period were security selection, sector concentration and curve positioning. Security selection in and a relative overweight to tobacco and non-rated special assessment bonds dragged down performance especially in November and December of 2008. A significant underweight (i.e. the Fund’s sector position was less than the benchmark position) to the state sector also hurt performance during this period of technical improvement, even though California remains under severe financial pressure in this current economic environment. On a security level our exposure to special assessment bonds in California also hindered performance. The national housing slowdown hit California particularly hard, and the state has seen unprecedented levels of delinquencies and foreclosures. Longer duration and longer maturity bond exposures also hurt performance earlier in the period.
What is the outlook?
During this period of weak credit and economic conditions, we continue to actively purchase high quality municipal bonds at wider spreads, which has contributed to an increase in the Fund’s overall credit rating (from Baa1 to A3). We still remain very cautious on lower rated bonds given our general negative outlook on credit fundamentals. Budget challenges for state and local governments, downward ratings migration, and the ongoing “headline risk” could potentially cause credit spreads to widen again.
Municipals continue to represent excellent relative value versus taxable alternatives. The favorable steepness in the municipal curve will provide the opportunity to extend out longer on the curve (effectively purchase longer duration municipal bonds) for additional yield, and the wider credit spreads continue to fully compensate investors for the additional risks in the market. Although we do not expect many defaults during this recession, we do expect that the weakening of credit fundamentals will lead to downward ratings migration. However, we believe that the announcement of higher federal taxes under the Obama administration will make municipals an even more attractive long-term investment.
At a meeting held on February 4, 2009, the Board of Directors of The Hartford Mutual Funds, Inc. approved on behalf of The Hartford Tax-Free California Fund (the “Acquired Fund”) and the Board of Directors of The Hartford Mutual Funds II, Inc. approved on behalf of The Hartford Tax-Free National Fund (the “Acquiring Fund”), the reorganization of the Acquired Fund with and into the Acquiring Fund (the “Reorganization”).
Since the close of business on February 13, 2009, shares of the Acquired Fund are no longer being sold to new investors or existing shareholders (except through reinvested dividends) nor are they eligible for exchanges from other Hartford Mutual Funds.
The Board of Directors of The Hartford Mutual Funds has called for a Special Meeting of Shareholders of the Acquired Fund (the “Meeting”) to be held on or about July 16, 2009, for the purpose of seeking the approval of the Agreement and Plan of Reorganization (the “Reorganization Agreement”) by the shareholders of the Acquired Fund.

*	Effective June 26, 2009, Charles Grande will no longer manage assets for the Fund.
Distribution by Credit Quality
as of April 30, 2009

Percentage of
Long Term
Rating	Holdings
AAA	3.1%
AA	30.3
A	29.2
BBB	16.3
BB	1.2
Not Rated	19.9

Total	100.0%

Diversification by Industry
as of April 30, 2009

Percentage of
Industry	Net Assets
Airport Revenues	2.3%
General Obligations	11.6
Health Care/Services	16.0
Higher Education (Univ., Dorms, etc.)	13.6
Housing (HFA’S, etc.)	3.2
Industrial	3.6
Miscellaneous	2.2
Public Facilities	2.2
Refunded With U.S. Government Securities	3.3
Special Tax Assessment	11.0
Tax Allocation	9.2
Utilities — Electric	7.0
Utilities — Water and Sewer	6.6
Short-Term Investments	7.2
Other Assets and Liabilities	1.0

Total	100.0%

3

The Hartford Tax-Free California Fund
Schedule of Investments
April 30, 2009 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
MUNICIPAL BONDS - 91.8%
	Airport Revenues - 2.3%
	San Jose, CA, Airport Rev AMT,
$1,000	5.00%, 03/01/2037	$800

	General Obligations - 11.6%
	California State,
525	6.50%, 04/01/2033	565
	Chabot-Las Positas, CA, Community College Dist,
1,895	5.05%, 08/01/2033 o	378
	Los Alamitos California University,
500	5.50%, 08/01/2033	517
	Los Angeles, CA, Community College Dist,
1,000	5.00%, 08/01/2033	981
	Puerto Rico Commonwealth,
500	5.50%, 07/01/2032	440
	San Bernardino Community College Dist,
500	6.38%, 08/01/2026	564
	Torrance USD,
500	5.50%, 08/01/2025	533

		3,978

	Health Care/Services - 16.0%
	California ABAG FA for Non-Profit Corps, San Diego Hospital Assoc,
200	5.38%, 03/01/2021	182
	California Health Fac FA, Catholic Healthcare West,
250	5.25%, 07/01/2023	238
1,000	5.63%, 07/01/2032	952
	California Statewide Community DA, Enloe Medical Center,
500	5.50%, 08/15/2023	500
	California Statewide Community DA, Health Services Rev,
250	6.00%, 10/01/2023	254
	California Statewide Community DA, St. Joseph Health System,
1,500	5.13%, 07/01/2024	1,462
	Rancho Mirage, CA, Joint Powers FA Rev, Eisenhower Medical Center,
500	5.00%, 07/01/2038	400
	Sierra View, CA, Local Health Care Dist,
1,000	5.25%, 07/01/2032	805
	Turlock, CA, Health Fac Rev, Emanuel Medical Center,
500	5.13%, 10/15/2037	337
	Washington Township, CA, Health Care Dist Rev,
500	5.00%, 07/01/2037	391

		5,521

	Higher Education (Univ., Dorms, etc.) - 13.6%
	California Educational Fac Auth, Dominican University,
300	5.00%, 12/01/2025	236
	California Educational Fac Auth, Golden Gate University,
455	5.00%, 10/01/2025	321
	California Educational Fac Auth, La Verne University,
180	5.00%, 06/01/2031	126
	California Educational Fac Auth, Pitzer College,
630	5.00%, 04/01/2030	559
	California Educational Fac Auth, University of Southern California,
500	5.25%, 10/01/2038	513
	California Educational Fac Auth, Woodbury University,
200	5.00%, 01/01/2025	143
	California Municipal FA, University Students Coop Assoc,
250	4.75%, 04/01/2027	174
	California Statewide Community DA, California Baptist University,
1,000	5.50%, 11/01/2038	604
	California Statewide Community DA, CHF- Irvine, LLC,
700	5.75%, 05/15/2032	565
	California Statewide Community DA, Drew School,
750	5.30%, 10/01/2037	470
	California Statewide Community DA, Huntington Park Rev,
600	5.15%, 07/01/2030	401
	California Statewide Community DA, Thomas Jefferson School of Law,
500	7.25%, 10/01/2032	389
	California Statewide Community DA, Windrush School,
250	5.50%, 07/01/2037	166

		4,667

	Housing (HFA’S, etc.) - 3.2%
	Monterey County, CA, Certificate of Participation,
500	4.50%, 08/01/2037	421
	Puerto Rico Housing FA,
665	5.13%, 12/01/2027	680

		1,101

	Industrial - 3.6%
	California State Enterprise Auth, Sewer FA Rev AMT,
500	5.30%, 09/01/2047	351
	Chula Vista, CA, IDR Daily San Diego Gas,
300	5.30%, 07/01/2021	290
	Sacramento, CA, Pollution Control FA AMT,
500	4.75%, 12/01/2023	460
	Virgin Islands Public FA Rev AMT,
250	4.70%, 07/01/2022	154

		1,255

	Miscellaneous - 2.2%
	Kern County, CA, Tobacco Securitization Agency,
1,000	6.00%, 06/01/2029	756

	Public Facilities - 2.2%
	California Public Works Board, Dept of Health Services Richmond Lab,
300	5.00%, 11/01/2030	261
The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount		Market Value ╪
MUNICIPAL BONDS - 91.8% — (continued)
	Public Facilities - 2.2% — (continued)
	California Public Works Board, Dept of Mental Health Patton,
$200	5.38%, 04/01/2028	$188
	Sacramento, CA, FA Lease Rev MBIA AMT,
345	0.97%, 07/15/2027 Δ	300

		749

	Refunded With U.S. Government Securities - 3.3%
	Beaumont, CA, FA Local Agency Rev Ser A,
50	7.25%, 09/01/2020	55
	California Statewide Community DA, Thomas Jefferson School of Law,
175	4.88%, 10/01/2035	194
	Contra Costa County, CA, Public FA Tax Allocation,
330	5.63%, 08/01/2033	383
	Oakland, CA, Redev Agency Tax Allocation, Colliseum Area Redev,
250	5.25%, 09/01/2033	285
	Santa Margarita, CA, Water Dist Special Tax Community Fac Dist,
200	6.00%, 09/01/2030	234

		1,151

	Special Tax Assessment - 11.0%
	Aliso Viejo, CA, Community Fac Dist Special Tax,
500	6.00%, 09/01/2038	361
	Beaumont, CA, FA Improvement Area #8,
250	5.05%, 09/01/2037 ⌂	155
	Carlsbad, CA, Special Tax,
260	6.05%, 09/01/2028	210
	Hemet, CA, USD Community Fac Dist Special Tax #2005-1,
250	5.13%, 09/01/2036	176
	Hemet, CA, USD Community Fac Dist Special Tax #2005-3,
500	5.75%, 09/01/2039	317
	Imperial, CA, Special Tax Community Fac,
325	5.00%, 09/01/2026 ⌂	220
	Indio, CA, Public Improvement Act Special Assessment #2002-3 GO,
57	6.35%, 09/02/2027	47
	Irvine, CA, Improvement Bond Act 1915,
300	5.00%, 09/02/2030 ⌂	206
	Lake Elsinore, CA, Special Tax Community Fac Dist #2005-1A,
200	5.35%, 09/01/2036 ⌂	132
	Lake Elsinore, CA, Special Tax Community Fac Dist #2005-6,
150	5.00%, 09/01/2030 ⌂	100
	Lake Elsinore, CA, Special Tax Community Fac Dist #2-A,
100	5.85%, 09/01/2024 ⌂	80
	Lee Lake, CA, Water Dist Community Fac Dist #3 Special Tax Retreat,
150	5.75%, 09/01/2023 ⌂	121
	Perris, CA, Public FA Local Agency Rev,
1,000	5.80%, 09/01/2038 ⌂	712
	Roseville, CA, FA Special Tax Rev,
500	5.00%, 09/01/2033	326
	Roseville, CA, Special Tax Dist Westpark,
200	5.25%, 09/01/2025	142
	Val Verde, CA, USD FA Special Tax Rev Jr Lien,
200	6.00%, 10/01/2021	172
	William S Hart USD Special Tax,
300	5.25%, 09/01/2026	207
125	5.85%, 09/01/2022	104

		3,788

	Tax Allocation - 9.2%
	Burbank, CA, FA Rev South San Fernando Redev Proj,
350	5.50%, 12/01/2023	287
	Contra Costa County, CA, Public FA Tax Allocation,
70	5.63%, 08/01/2033	56
	Corona, CA, Redev Agency Tax Allocation,
300	4.50%, 11/01/2032	243
	Fontana, CA, Redev Agency Tax Allocation Ref, Jurupa Hills Redev Proj,
400	5.50%, 10/01/2027	390
	Huntington Park, CA, Public FA Rev Ref,
400	5.25%, 09/01/2019	417
	Madera, CA, Redev Agency Tax Rev,
750	5.25%, 09/01/2030	635
	Oceanside, CA, Community Development Committee, Downtown Redev Proj,
300	5.70%, 09/01/2025	261
	Riverside County, CA, Public FA Tax Allocation, Jurupa Desert & Interstate 215,
200	4.50%, 10/01/2037	135
	San Diego, CA, Redev Agency Tax Allocation, North Park Redev Proj,
175	5.30%, 09/01/2016	176
	San Diego, CA, Redev Agency, Centre City Sub Pkg,
200	5.25%, 09/01/2026	173
	Temecula, CA, Redev Agency Tax Allocation Rev,
250	5.63%, 12/15/2038	189
	Virgin Islands Public FA Rev,
300	4.25%, 10/01/2029	221

		3,183

	Utilities — Electric - 7.0%
	California State Dept of Water Resources Supply Rev,
500	5.00%, 05/01/2022	526
	Imperial, CA, Irrigation Dist Electric Rev,
900	5.00%, 11/01/2033	871
	Modesto, CA, Irrigation Dist,
500	5.50%, 07/01/2035	475
	Southern California Public Power Auth,
500	5.00%, 07/01/2023	521

		2,393

	Utilities — Water and Sewer - 6.6%
	Big Bear Municipal Water Dist, Ref Lake Improvements,
250	5.00%, 11/01/2024	211
	California State Public Works Board,
170	6.13%, 04/01/2029	172
The accompanying notes are an integral part of these financial statements.

5

The Hartford Tax-Free California Fund
Schedule of Investments — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
MUNICIPAL BONDS - 91.8% — (continued)
	Utilities — Water and Sewer - 6.6% — (continued)
	El Dorado Irrigation Dist,
$300	5.38%, 08/01/2024		$306
	Lathrop, CA, FA Rev Water Supply Proj,
250	6.00%, 06/01/2035		191
	Los Angeles Dept of Water & Power Waterworks,
500	5.00%, 07/01/2025		518
	San Diego Public Fac FA Water Rev,
500	5.25%, 08/01/2038		496
	Stockton, CA, Wastewater System Proj MBIA,
375	5.20%, 09/01/2029		361

			2,255

	Total municipal bonds (cost $36,889)		$31,597

	Total long-term investments (cost $36,889)		$31,597

SHORT-TERM INVESTMENTS - 7.2%
	Investment Pools and Funds - 7.2%
2,486	Dreyfus Basic California Municipal Money Market Fund		$2,486

	Total short-term investments (cost $2,486)		$2,486

	Total investments (cost $39,375) ▲	99.0%	$34,083
	Other assets and liabilities	1.0%	348

	Total net assets	100.0%	$34,431

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2009, the cost of securities for federal income tax purposes was $39,375 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$355
Unrealized Depreciation	(5,647)

Net Unrealized Depreciation	$(5,292)

Δ	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2009.

o	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period	Shares/		Cost
Acquired	Par	Security	Basis

11/2006	$250	Beaumont, CA, FA Improvement Area #8, 5.05%, 09/01/2037	$250
11/2006	$325	Imperial, CA, Special Tax Community Fac, 5.00%, 09/01/2026	325
06/2007	$300	Irvine, CA, Improvement Bond Act 1915, 5.00%, 09/02/2030	296
01/2006	$200	Lake Elsinore, CA, Special Tax Community Fac Dist #2005-1A, 5.35%, 09/01/2036	200
04/2007	$150	Lake Elsinore, CA, Special Tax Community Fac Dist #2005-6, 5.00%, 09/01/2030	150
02/2004	$100	Lake Elsinore, CA, Special Tax Community Fac Dist #2-A, 5.85%, 09/01/2024	100
02/2004	$150	Lee Lake, CA, Water Dist Community Fac Dist #3 Special Tax Retreat, 5.75%, 09/01/2023	150
11/2007	$1,000	Perris, CA, Public FA Local Agency Rev, 5.80%, 09/01/2038	1,000
The aggregate value of these securities at April 30, 2009 was $1,726 which represents 5.01% of total net assets.

AMT	-	Alternative Minimum Tax
DA	-	Development Authority
FA	-	Finance Authority
GO	-	General Obligations
IDR	-	Industrial Development Revenue Bond
MBIA	-	Municipal Bond Insurance Association
USD	-	United School District

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.
FAS 157 Disclosure of Investment Valuation Hierarchy Levels

Assets:
Investment in securities — Level 1	$2,486
Investment in securities — Level 2	31,597

Total	$34,083

The accompanying notes are an integral part of these financial statements.

6

The Hartford Tax-Free California Fund
Statement of Assets and Liabilities
April 30, 2009 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at fair value (cost $39,375)	$34,083
Receivables:
Fund shares sold	2
Dividends and interest	492
Other asset	7

Total assets	34,584

Liabilities:
Payables:
Fund shares redeemed	98
Investment management fees	3
Dividends	41
Distribution fees	3
Accrued expenses	8

Total liabilities	153

Net assets	$34,431

Summary of Net Assets:
Capital stock and paid-in-capital	44,945
Accumulated undistributed net investment income	23
Accumulated net realized loss on investments	(5,245)
Unrealized depreciation of investments	(5,292)

Net assets	$34,431

Shares authorized	250,000

Par value	$0.001

Class A: Net asset value per share/Maximum offering price per share	$8.09/$8.47

Shares outstanding	3,322

Net assets	$26,877

Class B: Net asset value per share	$8.08

Shares outstanding	134

Net assets	$1,081

Class C: Net asset value per share	$8.10

Shares outstanding	799

Net assets	$6,473

The accompanying notes are an integral part of these financial statements.

7

The Hartford Tax-Free California Fund
Statement of Operations
For the Six Month Period Ended April 30, 2009 (Unaudited)
(000’s Omitted)

Investment Income:
Interest	$1,040

Total investment income	1,040

Expenses:
Investment management fees	88
Transfer agent fees	6
Distribution fees
Class A	35
Class B	6
Class C	31
Custodian fees	2
Accounting services	2
Registration and filing fees	3
Board of Directors’ fees	1
Audit fees	3
Other expenses	7

Total expenses (before waivers and fees paid indirectly)	184
Expense waivers	(6)
Custodian fee offset	—

Total waivers and fees paid indirectly	(6)

Total expenses, net	178

Net investment income	862

Net Realized Loss on Investments:
Net realized loss on investments in securities	(3,216)

Net Realized Loss on Investments	(3,216)

Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	2,744

Net Changes in Unrealized Appreciation of Investments	2,744

Net Loss on Investments	(472)

Net Increase in Net Assets Resulting from Operations	$390

The accompanying notes are an integral part of these financial statements.

8

The Hartford Tax-Free California Fund
Statement of Changes in Net Assets
(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2009	Year Ended
	(Unaudited)	October 31, 2008
Operations:
Net investment income	$862	$1,913
Net realized loss on investments	(3,216)	(1,757)
Net unrealized appreciation (depreciation) of investments	2,744	(7,734)

Net increase (decrease) in net assets resulting from operations	390	(7,578)

Distributions to Shareholders:
From net investment income
Class A	(712)	(1,620)
Class B	(25)	(64)
Class C	(134)	(211)

Total distributions	(871)	(1,895)

Capital Share Transactions:
Class A	(3,235)	754
Class B	(238)	(253)
Class C	778	1,848

Net increase (decrease) from capital share transactions	(2,695)	2,349

Net decrease in net assets	(3,176)	(7,124)
Net Assets:
Beginning of period	37,607	44,731

End of period	$34,431	$37,607

Accumulated undistributed net investment income	$23	$32

The accompanying notes are an integral part of these financial statements.

9

The Hartford Tax-Free California Fund
Notes to Financial Statements
April 30, 2009 (Unaudited)
(000’s Omitted)
1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-two portfolios. Financial statements for The Hartford Tax-Free California Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a non-diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares are sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and except that Class B shares automatically convert to Class A shares after 8 years.

Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments will be allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). After the Close Date, existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).
a)	Security Transactions and Investment Income - Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)	Security Valuation — The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary markets, but before the close of the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings.

10

Debt securities (other than short-term obligations) held by the Fund are valued on the basis of valuations furnished by an independent pricing service which determines valuations for normal institutional size trading units of debt securities. Securities for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by the Fund’s Board of Directors. Generally, the Fund may use fair valuation in regard to debt securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that mature in 60 days or less are valued at amortized cost, which approximates market value.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the valuation date.

c)	Joint Trading Account - Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Hartford Investment Management Company (“Hartford Investment Management”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

d)	Fund Share Valuation and Dividend Distributions to Shareholders — Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income are declared daily and paid monthly. Dividends are paid on shares beginning on the business day after the day when the funds used to purchase the shares are collected by the transfer agent for the Fund. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences include but are not limited to foreign currency gains and losses, losses deferred due to wash sales adjustments, adjustments related to Passive Foreign Investment Companies and certain derivatives, and excise tax regulations. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

11

The Hartford Tax-Free California Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
e)	Illiquid and Restricted Securities — The Fund is permitted to invest up to 15% of its net assets in illiquid securities. “Illiquid Securities” are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund, as shown in the Schedule of Investments, had illiquid or restricted securities as of April 30, 2009.

f)	Securities Purchased on a When-Issued or Delayed-Delivery Basis — Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. As of April 30, 2009, the Fund had no outstanding when-issued or forward commitments.

g)	Credit Risk — Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a Fund which holds securities with higher credit risk may fluctuate more than with less aggressive bond funds.

h)	Prepayment Risks — Most senior floating rate interests and certain debt securities allow for prepayment of principal without penalty. Senior floating rate interests and securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, with respect to securities, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities. Accordingly, the potential for the value of a senior floating rate interest or debt security to increase in response to interest rate declines is limited. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

i)	Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

j)	Financial Accounting Standards Board Financial Accounting Standards No. 157 — Effective November 1, 2008, the Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. Fair value is defined under FAS 157 as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Under FAS 157, a fair value measurement should reflect all of the assumptions that market participants would use in pricing the asset or liability, including assumptions about the risk inherent in a particular valuation technique, the effect of a restriction on the sale or use of an asset, and the risk of nonperformance.

12

Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized, per FAS 157, into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 — Quoted prices in active markets for identical securities. Level 1 includes exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•	Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 includes debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services and foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•	Level 3 — Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes and require significant management judgment or estimation. This category includes broker quoted securities, long dated OTC options and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a good representation of exit price.
Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

FAS 157 also requires that a roll forward reconciliation be shown for all Level 3 securities from the beginning of the reporting period to the end of the reporting period. Part of this reconciliation includes transfers in and/or out of Level 3. For purposes of this reconciliation, transfers in are shown at the end of period fair value and transfers out are shown at the beginning of period fair value. During the six-month period ended April 30, 2009, the Fund held no Level 3 securities.

Refer to the valuation hierarchy levels summary found following the Schedule of Investments.

FASB Staff Position No. 157-4 — In April 2009, FASB released FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP FAS 157-4”). FSP FAS 157-4 provides additional guidance on determining whether a market for a financial asset is not active and a transaction is not distressed when measuring fair value under FAS 157. The FSP also requires additional disclosure detail on debt and equity securities by major investment categories. FSP FAS 157-4 is effective for interim and annual periods ending after June 15, 2009. At this time, management is evaluating the implications of FSP FAS 157-4 and does not believe it will impact valuation but will require additional disclosure. This additional disclosure has not yet been implemented.

k)	Financial Accounting Standards Board Financial Accounting Standards No. 161 — In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires companies to disclose information detailing the objectives and strategies for using derivative instruments, the level of derivative activity entered into by the company and any credit risk-related contingent features of the agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and has not yet implemented the new disclosure standard.

l)	Indemnifications: Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

13

The Hartford Tax-Free California Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
3. Federal Income Taxes:
a)	Federal Income Taxes - For federal income tax purposes, the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and the Fund intends to distribute substantially all of its income and gains during the calendar year ending December 31, 2009. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2008	October 31, 2007
Tax Exempt Income †	$1,845	$1,337
Ordinary Income	14	—

†	The Fund designates these distributions as exempt interest pursuant to IRC Sec. 852(b)(5).
     As of October 31, 2008, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$98
Accumulated Capital Losses*	$(2,029)
Unrealized Depreciation†	$(8,036)

Total Accumulated Deficit	$(9,967)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable to the tax deferral of wash sales losses, the mark-to-market adjustment for certain derivatives in accordance with IRC Sec. 1256, the mark to market for Passive Foreign Investment Companies and basis differences in real estate investment trusts.
c)	Reclassification of Capital Accounts - In accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Fund has recorded reclassifications in its capital accounts. These reclassifications had no impact on the NAV of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. As of October 31, 2008, the Fund had no reclassifications.

14

d)	Capital Loss Carryforward - At October 31, 2008 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year	Amount
2014	$5
2015	267
2016	1,757

Total	$2,029

e)	Financial Accounting Standards Board Interpretation No. 48 — On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. The Fund adopted FIN 48 for fiscal years beginning after December 15, 2006. Management has evaluated the implications of FIN 48 for all open tax years (tax years ended October 31, 2006 — 2008) and has determined there is no impact to the Fund’s financial statements.
4. Expenses:
a)	Investment Management Agreements — Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with The Hartford Mutual Funds, Inc. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the six-month period ended April 30, 2009; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.50%
On next $4.5 billion	0.45%
On next $5 billion	0.43%
Over $10 billion	0.42%
b)	Accounting Services Agreement — Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting service fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

15

The Hartford Tax-Free California Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
c)	Operating Expenses - Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the six-month period ended April 30, 2009, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C
0.85%	1.60%	1.60%
d)	Fees Paid Indirectly - The Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the six-month period ended April 30, 2009, this amount is included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Annualized
	Six-Month
	Period	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Ended April	October 31,	October 31,	October 31,	October 31,	October 31,
	30, 2009	2008	2007	2006	2005	2004
Class A Shares	0.85%	0.85%	0.85%	0.89%	0.89%	0.95%
Class B Shares	1.60	1.60	1.60	1.64	1.64	1.65
Class C Shares	1.60	1.60	1.60	1.64	1.64	1.65
e)	Distribution and Service Plan for Class A, B and C Shares - HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2009, HIFSCO received front-end load sales charges of $70 and contingent deferred sales charges of $82 from the Fund.

The Fund has adopted Distribution and Service Plans in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B and C shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Funds provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of only up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the Distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2009, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $1. These commissions are in turn paid to sales representatives of the broker/dealers.

16

f)	Other Related Party Transactions — Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2009, a portion of the Fund’s chief compliance officer’s salary was paid by the Fund in an amount, which rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO was compensated $6 for providing such services. These fees are accrued daily and paid monthly.
5. Affiliate Holdings:
As of April 30, 2009, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class A	540
6. Investment Transactions:
For the six-month period ended April 30, 2009, the Fund’s aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$6,086
Sales Proceeds Excluding U.S. Government Obligations	8,349
7. Capital Share Transactions:
The following information is for the six-month period ended April 30, 2009 and the year ended October 31, 2008:

	For the Six-Month Period Ended April 30, 2009					For the Year Ended October 31, 2008
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	399	64	(881)	—	(418)	2,757	127	(2,849)	—	35
Amount	$3,107	$506	$(6,848)	$—	$(3,235)	$25,926	$1,192	$(26,364)	$—	$754
Class B
Shares	1	2	(33)	—	(30)	38	5	(69)	—	(26)
Amount	$3	$19	$(260)	$—	$(238)	$357	$46	$(656)	$—	$(253)
Class C
Shares	141	10	(53)	—	98	443	14	(262)	—	195
Amount	$1,117	$78	$(417)	$—	$778	$4,219	$133	$(2,504)	$—	$1,848
The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued and Class B shares redeemed) for the six-month period ended April 30, 2009 and the year ended October 31, 2008:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2009	—	$—
For the Year Ended October 31, 2008	6	$60

17

The Hartford Tax-Free California Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
8.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. During the six-month period ended April 30, 2009, the Fund did not have any borrowings under this facility.

9.	Proposed Reorganization:

At a meeting held on February 4, 2009, the Board of Directors of The Hartford Mutual Funds, Inc. approved on behalf of The Hartford Tax-Free California Fund (the “Acquired Fund”) and the Board of Directors of The Hartford Mutual Funds II, Inc. approved on behalf of The Hartford Tax-Free National Fund (the “Acquiring Fund”), the reorganization of the Acquired Fund with and into the Acquiring Fund (the “Reorganization”).

Since the close of business on February 13, 2009, shares of the Acquired Fund are no longer being sold to new investors or existing shareholders (except through reinvested dividends) nor are they eligible for exchanges from other Hartford Mutual Funds.

The Board of Directors of The Hartford Mutual Funds has called for a Special Meeting of Shareholders of the Acquired Fund (the “Meeting”) to be held on or about July 16, 2009, for the purpose of seeking the approval of the Agreement and Plan of Reorganization (the “Reorganization Agreement”) by the shareholders of the Acquired Fund.

If the Reorganization Agreement is approved by the shareholders of the Acquired Fund, the Reorganization Agreement contemplates: (1) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund having an aggregate value equal to the net assets of the Acquired Fund; (2) the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; and (3) the distribution of shares of the Acquiring Fund to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund. Each shareholder of the Acquired Fund would receive shares of the Acquiring Fund equal in value to the shares of the Acquired Fund held by that shareholder as of the closing date of the Reorganization.

18

The Hartford Tax-Free California Fund
Financial Highlights — (Unaudited)

— Selected Per-Share Data — (a)											— Ratios and Supplemental Data —
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
															Net Assets		Net Assets		Net Assets
															Before		After		After
				Net											Waivers		Waivers		Waivers
				Realized											and		and		and		Ratio of
				and Un-			Distrib-			Net					Reimburse-		Reimburse-		Reimburse-		Net
		Net	Pay-	realized		Dividends	utions			Increase	Net				ments and		ments and		ments and		Invest-		Port-
	Net Asset	Invest-	ments	Gain		from Net	from	Distri-		(Decrease)	Asset			Net Assets	Including		Including		Excluding		ment		folio
	Value at	ment	from	(Loss) on	Total from	Invest-	Realized	butions	Total	in Net	Value at			at End of	Expenses		Expenses		Expenses		Income to		Turn-
	Beginning	Income	(to)	Invest-	Investment	ment	Capital	from	Distri-	Asset	End of	Total		Period	not Subject		not Subject		not Subject		Average		over
Class	of Period	(Loss)	Affiliate	ments	Operations	Income	Gains	Capital	butions	Value	Period	Return(b)		(000’s)	to Cap(c)		to Cap(c)		to Cap(c)		Net Assets		Rate(d)
For the Six-Month Period Ended April 30, 2009 (Unaudited)
A	$8.17	$0.20	$—	$(0.08)	$0.12	$(0.20)	$—	$—	$(0.20)	$(0.08)	$8.09	1.52	%(e)	$26,877	0.88	%(f)	0.85	%(f)	0.85	%(f)	5.03	%(f)	19%
B	8.15	0.17	—	(0.07)	0.10	(0.17)	—	—	(0.17)	(0.07)	8.08	1.27	(e)	1,081	1.68	(f)	1.60	(f)	1.60	(f)	4.28	(f)	—
C	8.18	0.17	—	(0.08)	0.09	(0.17)	—	—	(0.17)	(0.08)	8.10	1.14	(e)	6,473	1.65	(f)	1.60	(f)	1.60	(f)	4.28	(f)	—
For the Year Ended October 31, 2008
A	10.16	0.44	—	(1.99)	(1.55)	(0.44)	—	—	(0.44)	(1.99)	8.17	(15.78)		30,538	0.91		0.85		0.85		4.59		71
B	10.15	0.37	—	(2.01)	(1.64)	(0.36)	—	—	(0.36)	(2.00)	8.15	(16.54)		1,338	1.70		1.60		1.60		3.81		—
C	10.17	0.37	—	(2.00)	(1.63)	(0.36)	—	—	(0.36)	(1.99)	8.18	(16.41)		5,731	1.69		1.60		1.60		3.86		—
For the Year Ended October 31, 2007
A	10.55	0.41	—	(0.39)	0.02	(0.41)	—	—	(0.41)	(0.39)	10.16	0.16		37,646	0.92		0.85		0.85		3.96		35
B	10.54	0.33	—	(0.39)	(0.06)	(0.33)	—	—	(0.33)	(0.39)	10.15	(0.58)		1,932	1.70		1.60		1.60		3.20		—
C	10.56	0.33	—	(0.39)	(0.06)	(0.33)	—	—	(0.33)	(0.39)	10.17	(0.58)		5,153	1.70		1.60		1.60		3.21		—
For the Year Ended October 31, 2006
A	10.32	0.38	—	0.24	0.62	(0.38)	(0.01)	—	(0.39)	0.23	10.55	6.13		24,796	0.99		0.90		0.90		3.71		2
B	10.31	0.30	—	0.24	0.54	(0.30)	(0.01)	—	(0.31)	0.23	10.54	5.34		1,571	1.77		1.65		1.65		2.96		—
C	10.33	0.30	—	0.24	0.54	(0.30)	(0.01)	—	(0.31)	0.23	10.56	5.33		3,435	1.78		1.65		1.65		2.95		—
For the Year Ended October 31, 2005
A	10.32	0.38	—	—	0.38	(0.38)	—	—	(0.38)	—	10.32	3.69		15,601	1.02		0.90		0.90		3.64		31
B	10.31	0.29	—	0.01	0.30	(0.30)	—	—	(0.30)	—	10.31	2.92		1,305	1.80		1.65		1.65		2.90		—
C	10.33	0.29	—	0.01	0.30	(0.30)	—	—	(0.30)	—	10.33	2.91		1,937	1.80		1.65		1.65		2.90		—
For the Year Ended October 31, 2004
A	9.93	0.38	—	0.41	0.79	(0.40)	—	—	(0.40)	0.39	10.32	8.15		14,846	1.03		0.95		0.95		3.85		41
B	9.92	0.34	—	0.38	0.72	(0.33)	—	—	(0.33)	0.39	10.31	7.40		1,017	1.84		1.65		1.65		3.12		—
C	9.93	0.32	—	0.41	0.73	(0.33)	—	—	(0.33)	0.40	10.33	7.49		1,448	1.85		1.65		1.65		3.06		—

(a)	Information presented relates to a share outstanding throughout the indicated period.

(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	Not annualized.

(f)	Annualized.

19

The Hartford Tax-Free California Fund
Directors and Officers (Unaudited)
The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.
Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and three of the Fund’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which collectively consist of 100 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.
The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.
Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its officers or directors who are employed by The Hartford.
Non-Interested Directors
Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.
Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.
Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies.
Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee is Chairman and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions. Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm, from August 2004 to August 2005. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).
William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

20

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.
Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.
Interested Directors and Officers
Thomas M. Marra* (1958) Director since 2002
Mr. Marra has served as President and Chief Operating Officer of The Hartford Financial Services Group, Inc. (“The Hartford”) since 2007. Mr. Marra currently serves as Director of Hartford Life, Inc. (“HL, Inc.”). Mr. Marra served as Chief Operating Officer of Hartford Life Insurance Company, Inc. (“Hartford Life”) (2000-2008), as President of Hartford Life (2002-2008) and as Director of Hartford Life’s Investment Products Division from 1998 to 2000.

*	On February 24, 2009, The Hartford and Mr. Marra determined to enter into a mutually agreed separation whereby Mr. Marra will retire, and his role as an executive officer and employee of The Hartford will terminate, effective July 3, 2009. Mr. Marra will resign his position as a Director of the Fund effective June 25, 2009.
Lowndes A. Smith (1939) Director since 2002, Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.
John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as Chief Executive Officer, President and Director of HL, Inc. Mr. Walters previously served as President of the U.S. Wealth Management Division of Hartford Life, Inc., as Co-Chief Operating Officer of Hartford Life Insurance Company (2007-2008) and as Executive Vice President and Director of its Investment Products Division (2000-2008). Mr. Walters also serves as Chairman of the Board, Chief Executive Officer, President and Director of Hartford Life Insurance Company and as Executive Vice President of The Hartford. In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”).

*	Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 — 2009).
Other Officers
Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 — 2009))

Mr. Arena serves as Executive Vice President of Hartford Life Insurance Company, (“Hartford Life”). Additionally, Mr. Arena is Director and Senior Vice President of Hartford Administrative Services Company, (“HASCO”), Manager, Chief Executive Officer and President of Hartford Investment Financial Services, LLC (“HIFSCO”) and HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division. Mr. Arena joined American Skandia in 1996.
Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.
Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006 and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury, (the “Treasury”), from 2001 to 2006 where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network, (“FinCEN”) from 2005 — 2006.

21

The Hartford Tax-Free California Fund
Directors and Officers (Unaudited) — (continued)
Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life Insurance Company. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.
Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant General Counsel and Assistant Vice President of The Hartford and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, Assistant Vice President of Hartford Life, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.
Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life and as Director of its Investment Advisory Group in the Individual Markets Group segment. He also serves as Senior Vice President of HIFSCO and HL Advisors. Prior to joining The Hartford in 2004, Mr. Meyer was with MassMutual which he joined in 1987.
D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life where he serves as Director of mutual fund product management for The Hartford’s mutual funds and 529 college savings businesses. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.
Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 — 2007.
HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2008 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

22

The Hartford Tax-Free California Fund
Expense Example (Unaudited)
Your Fund’s Expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2008 through April 30, 2009.
Actual Expenses
The first column of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	October 31, 2008	Beginning	Ending Account	October 31,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2008 through	expense	1/2	full
	October 31, 2008	April 30, 2009	April 30, 2009	October 31, 2008	April 30, 2009	April 30, 2009	ratio	year	year
Class A	$1,000.00	$1,015.15	$4.24	$1,000.00	$1,020.57	$4.25	0.85%	181	365
Class B	$1,000.00	$1,012.65	$7.98	$1,000.00	$1,016.86	$8.00	1.60	181	365
Class C	$1,000.00	$1,011.36	$7.97	$1,000.00	$1,016.86	$8.00	1.60	181	365

23

The Hartford Value Fund

The Hartford Value Fund
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 4/30/01 — 4/30/09
Growth of a $10,000 investment in Class A which includes Sales Charge
Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Investment objective — Seeks long-term total return.
Average Annual Total Returns(2,3,4) (as of 4/30/09)

	Inception	1	5	Since
	Date	Year	Year	Inception

Value A#	4/30/01	-33.76%	-0.04%	-0.51%
Value A##	4/30/01	-37.40%	-1.16%	-1.21%
Value B#	4/30/01	-34.02%	-0.73%	-1.21%
Value B##	4/30/01	-37.30%	-1.08%	-1.21%
Value C#	4/30/01	-34.21%	-0.76%	-1.24%
Value C##	4/30/01	-34.86%	-0.76%	-1.24%
Value I#	4/30/01	-33.46%	0.13%	-0.41%
Value R3#	4/30/01	-33.94%	0.00%	-0.36%
Value R4#	4/30/01	-33.74%	0.15%	-0.27%
Value R5#	4/30/01	-33.48%	0.31%	-0.17%
Value Y#	4/30/01	-33.44%	0.36%	-0.14%

#	Without sales charge

##	With sales charge

NA	Not Applicable
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(3)	Class I shares commenced operations on 5/31/07. Performance prior to 5/31/07 reflects Class A performance. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class A performance.

(4)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2009, which excludes investment transactions as of this date.

Portfolio Managers
Karen H. Grimes, CFA	Ian R. Link, CFA	W. Michael Reckmeyer, III, CFA
Senior Vice President	Vice President	Senior Vice President
How did the Fund perform?
The Class A shares of The Hartford Value Fund returned -7.78%, before sales charge, for the six-month period ended April 30, 2009, outperforming its benchmark, the Russell 1000 Value Index, which returned -13.27% for the same period. The Fund also outperformed the -10.16% return of the average fund in the Lipper Large-Cap Value Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Broad U.S. equity markets fell during the period, but this overall decline masks two significantly different market environments. From the beginning of November through early March stocks fell sharply, reflecting deepening economic worries and concerns over the U.S. government’s increasing involvement in the economy.
From early March through the end of April stocks rallied as investors came to believe that a Depression-like scenario was less likely. Sector returns within the Russell 1000 Value diverged widely in this environment, with weakness in Financials (-29%), Industrials (-20%), and Energy (-10%) overshadowing relative strength in Information Technology (+10%), Consumer Discretionary (+4%), and Telecommunication Services (+3%).
The primary driver of the Fund’s outperformance relative (i.e. performance of the Fund as measured against the benchmark) to the benchmark was favorable stock selection, particularly within Energy, Industrials, and Health Care. While these stock-by-stock decisions drive the Fund’s investment process, they often result in sector weights that vary from those of the benchmark. During the period these residual sector weights were additive to results due to

2

overweight (i.e. the Fund’s sector position was greater than the benchmark position) positions in Information Technology and Consumer Staples and an underweight (i.e. the Fund’s sector position was less than the benchmark position) position in Financials.
Among the top contributors to benchmark-relative returns were Citigroup (Financials), Schering-Plough (Health Care), and Bristol-Myers Squibb (Health Care). We eliminated our position in Citigroup early in the period, prior to a continued drop in the company’s stock price. Not owning Citigroup throughout most of this period benefited relative results as the company is a significant benchmark holding. Shares of pharmaceutical company Schering-Plough jumped after the company announced a definitive merger agreement with Merck. Another pharmaceutical firm, Bristol-Myers Squibb, saw its shares rise when the company reported strong quarterly results and a positive outlook for 2009. Top absolute (i.e. total return) contributors for the period included banking firm Goldman Sachs (Financials) and industrial chemicals company Celanese (Materials).
International Paper (Materials), Host Hotels & Resorts (Financials), and PNC Financial (Financials) detracted most from relative returns. The rapid economic decline weighed on prices of white paper and boxes, dragging down results for global paper and packaging company International Paper. Host Hotels & Resorts, a lodging firm operating luxury and upscale premium brand hotel properties, saw its shares decline on concerns over a sharp drop in revenue as global travel weakened. Shares of financial services firm PNC Financial fell on concerns regarding the value of assets held at recently-acquired National City. Stocks that detracted most from absolute returns included banking firms Bank of America (Financials) and Wells Fargo (Financials) and industrial and financial conglomerate General Electric (Industrials).
What is the outlook?
It is increasingly clear that the U.S. is in a deep recession, the recent stock market rally notwithstanding. Unemployment continues to rise, the housing market is retreating, and the consumer spending is contracting. The government is reshaping the financial playing field through actions ranging from stimulus packages to massive loans to impaired private sector companies, all taken with an eye towards thawing frozen credit markets and expanding purchasing power. These moves will help mitigate some of the negative economic pressures, and while the outlook remains uncertain, markets have begun to anticipate a recovery.
Throughout this period we have maintained our focus on investing in companies with solid balance sheets, above-market growth rates, sustainable dividend yields, and valuations at a discount to the market. Based on bottom-up (i.e. stock by stock fundamental research) stock decisions, we ended the period most overweight the Information Technology, Industrials, and Materials sectors; our largest underweights were in Telecommunications Services, Financials, and Utilities.
Diversification by Industry
as of April 30, 2009

Percentage of
Industry	Net Assets
Banks	3.9%
Capital Goods	8.3
Commercial & Professional Services	1.1
Consumer Durables & Apparel	2.2
Diversified Financials	8.5
Energy	16.7
Food & Staples Retailing	3.9
Food, Beverage & Tobacco	4.2
Health Care Equipment & Services	4.7
Household & Personal Products	0.8
Insurance	6.2
Materials	5.6
Media	2.3
Pharmaceuticals, Biotechnology & Life Sciences	6.3
Real Estate	1.0
Retailing	4.0
Semiconductors & Semiconductor Equipment	2.6
Software & Services	1.6
Technology Hardware & Equipment	4.7
Telecommunication Services	4.1
Transportation	0.8
Utilities	4.6
Short-Term Investments	1.9
Other Assets and Liabilities	—

Total	100.0%

3

The Hartford Value Fund
Schedule of Investments
April 30, 2009 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS — 98.1%
	Banks — 3.9%
115	PNC Financial Services Group, Inc.	$4,581
389	Wells Fargo & Co.	7,774

		12,355

	Capital Goods — 8.3%
138	Cummins, Inc.	4,685
38	Deere & Co.	1,584
449	General Electric Co.	5,681
74	Illinois Tool Works, Inc.	2,437
80	Ingersoll-Rand Co. Class A	1,742
41	Lockheed Martin Corp.	3,181
84	PACCAR, Inc.	2,970
57	Precision Castparts Corp.	4,252

		26,532

	Commercial & Professional Services — 1.1%
127	Waste Management, Inc.	3,379

	Consumer Durables & Apparel — 2.2%
83	Coach, Inc. •	2,024
107	Mattel, Inc.	1,595
91	Stanley Works	3,442

		7,061

	Diversified Financials — 8.5%
339	Bank of America Corp.	3,031
132	Bank of New York Mellon Corp.	3,352
71	Goldman Sachs Group, Inc.	9,110
351	JP Morgan Chase & Co.	11,587

		27,080

	Energy — 16.7%
47	Apache Corp.	3,410
128	Chevron Corp.	8,487
23	EOG Resources, Inc.	1,473
225	Exxon Mobil Corp.	15,021
189	Marathon Oil Corp.	5,625
114	Newfield Exploration Co. •	3,554
111	Occidental Petroleum Corp.	6,265
101	Total S.A. ADR	5,022
120	XTO Energy, Inc.	4,160

		53,017

	Food & Staples Retailing — 3.9%
135	CVS/Caremark Corp.	4,287
122	Kroger Co.	2,629
130	Safeway, Inc.	2,571
124	Sysco Corp.	2,884

		12,371

	Food, Beverage & Tobacco — 4.2%
187	Altria Group, Inc.	3,047
109	Nestle S.A. ADR	3,548
73	PepsiCo, Inc.	3,628
89	Philip Morris International, Inc.	3,229

		13,452

	Health Care Equipment & Services — 4.7%
117	Aetna, Inc.	2,579
83	Baxter International, Inc.	4,040
92	Cardinal Health, Inc.	3,095
124	UnitedHealth Group, Inc.	2,905
51	Zimmer Holdings, Inc. •	2,261

		14,880

	Household & Personal Products — 0.8%
53	Kimberly-Clark Corp.	2,619

	Insurance — 6.2%
176	ACE Ltd.	8,162
95	AON Corp.	4,009
108	Chubb Corp.	4,195
197	Unum Group	3,217

		19,583

	Materials — 5.6%
89	Agrium U.S., Inc.	3,833
62	ArcelorMittal ADR	1,450
178	Celanese Corp.	3,718
109	Cliff’s Natural Resources, Inc.	2,504
116	E.I. DuPont de Nemours & Co.	3,231
71	Mosaic Co.	2,872

		17,608

	Media — 2.3%
363	Comcast Corp. Class A	5,608
82	Viacom, Inc. Class B •	1,572

		7,180

	Pharmaceuticals, Biotechnology & Life Sciences — 6.3%
82	Abbott Laboratories	3,432
59	Johnson & Johnson	3,084
485	Pfizer, Inc.	6,473
176	Schering-Plough Corp.	4,054
33	Teva Pharmaceutical Industries Ltd. ADR	1,461
37	Wyeth	1,548

		20,052

	Real Estate — 1.0%
52	Host Hotels & Resorts, Inc.	401
116	Kimco Realty Corp.	1,398
38	Regency Centers Corp.	1,431

		3,230

	Retailing — 4.0%
86	Gap, Inc.	1,336
75	Home Depot, Inc.	1,977
73	Kohl’s Corp. •	3,329
98	Nordstrom, Inc.	2,213
172	Staples, Inc.	3,538

		12,393

	Semiconductors & Semiconductor Equipment — 2.6%
323	Intel Corp.	5,099
176	Texas Instruments, Inc.	3,173

		8,272

	Software & Services — 1.6%
248	Microsoft Corp.	5,024

	Technology Hardware & Equipment — 4.7%
266	Cisco Systems, Inc. •	5,147
238	Dell, Inc. •	2,769
97	Hewlett-Packard Co.	3,487
233	Ingram Micro, Inc.•	3,379

		14,782

	Telecommunication Services — 4.1%
370	AT&T, Inc.	9,486
114	Verizon Communications, Inc.	3,471

		12,957

The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount			Market Value ╪
COMMON STOCKS — 98.1% — (continued)
	Transportation — 0.8%
51	United Parcel Service, Inc. Class B		$2,685

	Utilities — 4.6%
76	Edison International		2,152
55	Entergy Corp.		3,530
42	Exelon Corp.		1,947
74	FPL Group, Inc.		3,991
45	NRG Energy, Inc. •		800
63	SCANA Corp.		1,901

			14,321

	Total common stocks (cost $363,843)		$310,833

	Total long-term investments (cost $363,843)		$310,833

SHORT-TERM INVESTMENTS — 1.9%
	Repurchase Agreements — 1.9%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $1,446, collateralized by GNMA 4.50% - 6.50%, 2038 - 2039, value of $1,475)
$1,446	0.18%, 04/30/2009		$1,446

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $1,730, collateralized by FHLMC 4.50% - 6.50%, 2035 - 2039, FNMA 4.50% - 6.50%, 2034 - 2047, value of $1,765)

1,730	0.17%, 04/30/2009		1,730

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $2,418, collateralized by FHLMC 4.00% - 7.00%, 2021 - 2039, FNMA 6.00% - 7.00%, 2034 - 2038, GNMA 4.50% - 7.00%, 2024 - 2039, value of $2,466)

2,418	0.17%, 04/30/2009		2,418
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $8, collateralized by U.S. Treasury Bond 7.50%, 2024, value of $8)
8	0.14%, 04/30/2009		8

UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $521, collateralized by FHLMC 8.00% - 15.00%, 2009 - 2021, FNMA 3.50% - 15.50%, 2012 - 2039, value of $532)

521	0.16%, 04/30/2009		521

			6,123

	Total short-term investments (cost $6,123)		$6,123

	Total investments (cost $369,966) ▲	100.0%	$316,956
	Other assets and liabilities.	—%	16

	Total net assets	100.0%	$316,972

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 4.83% of total net assets at April 30, 2009.

▲	At April 30, 2009, the cost of securities for federal income tax purposes was $373,394 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$9,398
Unrealized Depreciation	(65,836)

Net Unrealized Depreciation	$(56,438)

•	Currently non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.
FAS 157 Disclosure of Investment Valuation Hierarchy Levels

Assets:
Investment in securities — Level 1	$310,833
Investment in securities — Level 2	6,123

Total	$316,956

The accompanying notes are an integral part of these financial statements.

5

The Hartford Value Fund
Statement of Assets and Liabilities
April 30, 2009 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at fair value (cost $369,966)	$316,956
Cash	1
Receivables:
Investment securities sold	969
Fund shares sold	23
Dividends and interest	506
Other assets	72

Total assets	318,527

Liabilities:
Payables:
Investment securities purchased	1,401
Fund shares redeemed	31
Investment management fees	41
Distribution fees	5
Accrued expenses	77

Total liabilities	1,555

Net assets	$316,972

Summary of Net Assets:
Capital stock and paid-in-capital	430,312
Accumulated undistributed net investment income	1,874
Accumulated net realized loss on investments	(62,204)
Unrealized depreciation of investments	(53,010)

Net assets	$316,972

Shares authorized	500,000

Par value	$0.001

Class A: Net asset value per share/Maximum offering price per share	$8.11/$8.58

Shares outstanding	5,996

Net assets	$48,655

Class B: Net asset value per share	$7.98

Shares outstanding	837

Net assets	$6,680

Class C: Net asset value per share	$7.96

Shares outstanding	1,032

Net assets	$8,214

Class I: Net asset value per share	$8.10

Shares outstanding	80

Net assets	$649

Class R3: Net asset value per share	$7.99

Shares outstanding	15

Net assets	$116

Class R4: Net asset value per share	$8.03

Shares outstanding	18

Net assets	$143

Class R5: Net asset value per share	$8.06

Shares outstanding	1

Net assets	$7

Class Y: Net asset value per share	$8.06

Shares outstanding	31,310

Net assets	$252,508

The accompanying notes are an integral part of these financial statements.

6

The Hartford Value Fund
Statement of Operations
For the Six Month Period Ended April 30, 2009 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$4,535
Interest	7
Securities lending	—
Less: Foreign tax withheld	(13)

Total investment income	4,529

Expenses:
Investment management fees	1,134
Transfer agent fees	113
Distribution fees
Class A	61
Class B	32
Class C	40
Class R3	—
Class R4	—
Custodian fees	4
Accounting services	20
Registration and filing fees	43
Board of Directors’ fees	4
Audit fees	6
Other expenses	67

Total expenses (before waivers and fees paid indirectly)	1,524
Expense waivers	(29)
Transfer agent fee waivers	(13)
Commission recapture	(7)
Custodian fee offset	—

Total waivers and fees paid indirectly	(49)

Total expenses, net	1,475

Net investment income	3,054

Net Realized Loss on Investments:
Net realized loss on investments in securities	(41,057)

Net Realized Loss on Investments	(41,057)

Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	17,982

Net Changes in Unrealized Appreciation of Investments	17,982

Net Loss on Investments	(23,075)

Net Decrease in Net Assets Resulting from Operations	$(20,021)

The accompanying notes are an integral part of these financial statements.

7

The Hartford Value Fund
Statement of Changes in Net Assets
(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2009	Year Ended
	(Unaudited)	October 31, 2008
Operations:
Net investment income	$3,054	$6,268
Net realized loss on investments	(41,057)	(21,083)
Net unrealized appreciation (depreciation) of investments	17,982	(132,595)

Net decrease in net assets resulting from operations	(20,021)	(147,410)

Distributions to Shareholders:
From net investment income
Class A	(934)	(680)
Class B	(46)	—
Class C	(62)	(2)
Class I	(12)	(1)
Class R3	(2)	—
Class R4	(3)	—
Class R5	—	—
Class Y	(5,541)	(3,717)
From net realized gain on investments
Class A	—	(4,006)
Class B	—	(600)
Class C	—	(630)
Class I	—	(2)
Class R3	—	—
Class R4	—	—
Class R5	—	(1)
Class Y	—	(13,683)

Total distributions	(6,600)	(23,322)

Capital Share Transactions:
Class A	(2,137)	1,477
Class B	136	(1,181)
Class C	(88)	728
Class I	85	678
Class R3	5	123
Class R4	(5)	205
Class R5	—	1
Class Y	60,102	36,595

Net increase from capital share transactions	58,098	38,626

Net increase (decrease) in net assets	31,477	(132,106)
Net Assets:
Beginning of period	285,495	417,601

End of period	$316,972	$285,495

Accumulated undistributed net investment income	$1,874	$5,420

The accompanying notes are an integral part of these financial statements.

8

The Hartford Value Fund
Notes to Financial Statements
April 30, 2009 (Unaudited)
(000’s Omitted)
1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-two portfolios. Financial statements for The Hartford Value Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50% Class B shares are sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors through advisory fee-based wrap programs. Classes R3, R4, R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and except that Class B shares automatically convert to Class A shares after 8 years.

Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments will be allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). After the Close Date, existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).
a)	Security Transactions and Investment Income — Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)	Security Valuation — The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary markets, but before the close of the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are

9

The Hartford Value Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, ADR’s, exchange traded funds (“ETF’s”)) after the close of the foreign markets but before the close of the Exchange. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

c)	Foreign Currency Transactions - The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates on portfolio securities from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)	Securities Lending - The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are fully collateralized at all times with cash and/or U.S. Government Securities and/or repurchase agreements. The cash collateral is then invested in short-term money market instruments. The repurchase agreements are fully collateralized by U.S. Government Securities. The adequacy of the collateral for securities on loan is monitored on a daily basis. For instances where the market value of collateral falls below the market value of the securities out on loan, such collateral is supplemented on the following business day.

While securities are on loan, the Fund is subject to the following risks: 1) that the borrower may default on the loan and that the collateral could be inadequate in the event the borrower defaults, 2) that the earnings on the collateral invested

10

may not be sufficient to pay fees incurred in connection with the loan, 3) that the principal value of the collateral invested may decline and may not be sufficient to pay back the borrower for the amount of the collateral posted, 4) that the borrower may use the loaned securities to cover a short sale which may place downward pressure on the market prices of the loaned securities, 5) that return of loaned securities could be delayed and could interfere with portfolio management decisions and 6) that any efforts to recall the securities for purposes of voting a proxy may not be effective. The Fund had no securities out on loan as of April 30, 2009.

e)	Joint Trading Account — Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Wellington Management Company, LLP (“Wellington”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

f)	Repurchase Agreements — A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2009.

g)	Forward Foreign Currency Contracts — The Fund may enter into forward foreign currency contracts that obligate the Fund to repurchase/replace or sell currencies at specified future dates. Forward foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

Forward foreign currency contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar.

h)	Indexed Securities — The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund uses these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund had no investments in indexed securities as of April 30, 2009.

i)	Fund Share Valuation and Dividend Distributions to Shareholders — Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income are declared and paid annually. Dividends are paid on shares beginning on the business day after the day when the funds used to purchase the shares are collected by the transfer agent for the Fund. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences include but are not limited to foreign currency gains and losses, losses deferred due to wash sales adjustments,

11

The Hartford Value Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
adjustments related to Passive Foreign Investment Companies and certain derivatives, and excise tax regulations. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

j)	Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

k)	Financial Accounting Standards Board Financial Accounting Standards No. 157 — Effective November 1, 2008, the Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. Fair value is defined under FAS 157 as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Under FAS 157, a fair value measurement should reflect all of the assumptions that market participants would use in pricing the asset or liability, including assumptions about the risk inherent in a particular valuation technique, the effect of a restriction on the sale or use of an asset, and the risk of nonperformance.

Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized, per FAS 157, into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 — Quoted prices in active markets for identical securities. Level 1 includes exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•	Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 includes debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services and foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•	Level 3 — Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes and require significant management judgment or estimation. This category includes broker quoted securities, long dated OTC options and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a good representation of exit price.
Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.
FAS 157 also requires that a roll forward reconciliation be shown for all Level 3 securities from the beginning of the reporting period to the end of the reporting period. Part of this reconciliation includes transfers in and/or out of Level 3. For purposes of this reconciliation, transfers in are shown at the end of period fair value and transfers out are shown at the beginning of period fair value. During the six-month period ended April 30, 2009, the Fund held no Level 3 securities.
Refer to the valuation hierarchy levels summary found following the Schedule of Investments.

12

FASB Staff Position No. 157-4 — In April 2009, FASB released FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP FAS 157-4”). FSP FAS 157-4 provides additional guidance on determining whether a market for a financial asset is not active and a transaction is not distressed when measuring fair value under FAS 157. The FSP also requires additional disclosure detail on debt and equity securities by major investment categories. FSP FAS 157-4 is effective for interim and annual periods ending after June 15, 2009. At this time, management is evaluating the implications of FSP FAS 157-4 and does not believe it will impact valuation but will require additional disclosure. This additional disclosure has not yet been implemented.

l)	Financial Accounting Standards Board Financial Accounting Standards No. 161 — In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires companies to disclose information detailing the objectives and strategies for using derivative instruments, the level of derivative activity entered into by the company and any credit risk-related contingent features of the agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and has not yet implemented the new disclosure standard.

m)	Indemnifications: Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
3. Federal Income Taxes:
a)	Federal Income Taxes — For federal income tax purposes, the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and the Fund intends to distribute substantially all of its income and gains during the calendar year ending December 31, 2009. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2008	October 31, 2007
Ordinary Income	$13,907	$2,008
Long-Term Capital Gains *	9,415	15,191

*	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC code Sec. 852(b)(3)(C).

13

The Hartford Value Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
As of October 31, 2008, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$5,420
Accumulated Capital Losses*	$(17,720)
Unrealized Depreciation†	$(74,419)

Total Accumulated Deficit	$(86,719)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable to the tax deferral of wash sales losses, the mark-to-market adjustment for certain derivatives in accordance with IRC Sec. 1256, the mark to market for Passive Foreign Investment Companies and basis differences in real estate investment trusts.
c)	Reclassification of Capital Accounts — In accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Fund has recorded reclassifications in its capital accounts. These reclassifications had no impact on the NAV of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. As of October 31, 2008, the Fund recorded reclassifications to decrease undistributed net investment income by $19 and increase accumulated net realized gain by $21.

d)	Capital Loss Carryforward — At October 31, 2008 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year	Amount
2016	$17,720

Total	$17,720

e)	Financial Accounting Standards Board Interpretation No. 48 — On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. The Fund adopted FIN 48 for fiscal years beginning after December 15, 2006. Management has evaluated the implications of FIN 48 for all open tax years (tax years ended October 31, 2006 — 2008) and has determined there is no impact to the Fund’s financial statements.
4. Expenses:
a)	Investment Management Agreements — Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with The Hartford Mutual Funds, Inc. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington.

14

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the six-month period ended April 30, 2009; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.8000%
On next $500 million	0.7000%
On next $4 billion	0.6500%
On next $5 billion	0.6475%
Over $10 billion	0.6450%
b)	Accounting Services Agreement — Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting service fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%
c)	Operating Expenses — Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the six-month period ended April 30, 2009, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.40%	2.15%	2.15%	1.15%	1.65%	1.35%	1.05%	1.00%
d)	Fees Paid Indirectly — The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the six-month period ended April 30, 2009, these amounts are included in the Statement of Operations.

15

The Hartford Value Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Annualized
	Six-Month
	Period	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	Ended April	October 31,	October 31,		October 31,	October 31,	October 31,
	30, 2009	2008	2007		2006	2005	2004
Class A Shares	1.39%	1.32%	1.32%		1.37%	1.39%	1.44%
Class B Shares	1.82	2.06	2.15		2.12	2.14	2.14
Class C Shares	2.11	2.09	2.09		2.14	2.14	2.14
Class I Shares	0.99	0.95	1.00	*
Class R3 Shares	1.65	1.65	1.65	†
Class R4 Shares	1.31	1.30	1.35	‡
Class R5 Shares	1.02	0.98	1.05	§
Class Y Shares	0.90	0.87	0.88		0.91	0.92	0.90

*	From May 31, 2007 (commencement of operations), through October 31, 2007

†	From December 22, 2006 (commencement of operations), through October 31, 2007

‡	From December 22, 2006 (commencement of operations), through October 31, 2007

§	From December 22, 2006 (commencement of operations), through October 31, 2007
e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares — HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2009, HIFSCO received front-end load sales charges of $80 and contingent deferred sales charges of $9 from the Fund.

The Fund has adopted Distribution and Service Plans in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Funds provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of only up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2009, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $3. These commissions are in turn paid to sales representatives of the broker/dealers.

16

f)	Other Related Party Transactions — Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2009, a portion of the Fund’s chief compliance officer’s salary was paid by the Fund in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO was compensated $103 for providing such services. These fees are accrued daily and paid monthly.

g)	Payments from Affiliate:

The total return in the accompanying financial highlights includes payment from affiliates. Had the payment from affiliates been excluded, the total return for the periods listed below would have been as follows:

Total Return
Excluding
Payment from
Affiliate for the
Year Ended
October 31, 2007
Class A	16.60%
Class B	15.62
Class C	15.62
Class Y	17.06
5.	Affiliate Holdings:

As of April 30, 2009, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R5	1
6.	Investment Transactions:

For the six-month period ended April 30, 2009, the Fund’s aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$142,707
Sales Proceeds Excluding U.S. Government Obligations	83,391

17

The Hartford Value Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
7.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2009 and the year ended October 31, 2008:

	For the Six-Month Period Ended April 30, 2009					For the Year Ended October 31, 2008
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	1,290	108	(1,753)	—	(355)	1,461	353	(1,764)	—	50
Amount	$10,217	$862	$(13,216)	$—	$(2,137)	$16,895	$4,549	$(19,967)	$—	$1,477
Class B
Shares	142	5	(136)	—	11	161	45	(322)	—	(116)
Amount	$1,088	$44	$(996)	$—	$136	$1,825	$568	$(3,574)	$—	$(1,181)
Class C
Shares	181	7	(206)	—	(18)	243	46	(234)	—	55
Amount	$1,390	$57	$(1,535)	$—	$(88)	$2,762	$586	$(2,620)	$—	$728
Class I
Shares	41	1	(29)	—	13	74	—	(11)	—	63
Amount	$302	$11	$(228)	$—	$85	$805	$3	$(130)	$—	$678
Class R3
Shares	2	—	(1)	—	1	13	1	—	—	14
Amount	$10	$2	$(7)	$—	$5	$122	$1	$—	$—	$123
Class R4
Shares	3	—	(4)	—	(1)	20	—	(2)	—	18
Amount	$26	$3	$(34)	$—	$(5)	$222	$—	$(17)	$—	$205
Class R5
Shares	—	—	—	—	—	—	—	—	—	—
Amount	$—	$—	$—	$—	$—	$—	$1	$—	$—	$1
Class Y
Shares	7,607	698	(664)	—	7,641	4,179	1,356	(3,282)	—	2,253
Amount	$59,645	$5,540	$(5,083)	$—	$60,102	$48,573	$17,400	$(29,378)	$—	$36,595
The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued and Class B shares redeemed) for the six-month period ended April 30, 2009 and the year ended October 31, 2008:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2009	8	$62
For the Year Ended October 31, 2008	31	$366
8.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. During the six-month period ended April 30, 2009, the Fund did not have any borrowings under this facility.

9.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

18

The Hartford Value Fund
Financial Highlights — (Unaudited)

	— Selected Per-Share Data — (a)													— Ratios and Supplemental Data —
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
															Net Assets		Net Assets		Net Assets
															Before		After		After
				Net											Waivers		Waivers		Waivers
				Realized											and		and		and		Ratio of
				and Un-			Distrib-			Net					Reimburse-		Reimburse-		Reimburse-		Net
		Net	Pay-	realized		Dividends	utions			Increase	Net				ments and		ments and		ments and		Invest-		Port-
	Net Asset	Invest-	ments	Gain		from Net	from	Distri-		(Decrease)	Asset			Net Assets	Including		Including		Excluding		ment		folio
	Value at	ment	from	(Loss) on	Total from	Invest-	Realized	butions	Total	in Net	Value at			at End of	Expenses		Expenses		Expenses		Income to		Turn-
	Beginning	Income	(to)	Invest-	Investment	ment	Capital	from	Distri-	Asset	End of	Total		Period	not Subject		not Subject		not Subject		Average		over
Class	of Period	(Loss)	Affiliate	ments	Operations	Income	Gains	Capital	butions	Value	Period	Return(b)		(000’s)	to Cap(c)		to Cap(c)		to Cap(c)		Net Assets		Rate(d)
For the Six-Month Period Ended April 30, 2009 (Unaudited) (e)
A	$8.95	$0.07	$—	$(0.77)	$(0.70)	$(0.14)	$—	$—	$(0.14)	$(0.84)	$8.11	(7.78	)%(f)	$48,655	1.46	%(g)	1.40	%(g)	1.40	%(g)	1.84	%(g)	30%
B	8.73	0.05	—	(0.74)	(0.69)	(0.06)	—	—	(0.06)	(0.75)	7.98	(7.94	) (f)	6,680	2.53	(g)	1.82	(g)	1.82	(g)	1.40	(g)	—
C	8.72	0.04	—	(0.74)	(0.70)	(0.06)	—	—	(0.06)	(0.76)	7.96	(8.03	) (f)	8,214	2.24	(g)	2.11	(g)	2.11	(g)	1.12	(g)	—
I	8.97	0.08	—	(0.76)	(0.68)	(0.19)	—	—	(0.19)	(0.87)	8.10	(7.57	) (f)	649	0.99	(g)	0.99	(g)	0.99	(g)	2.17	(g)	—
R3	8.87	0.06	—	(0.77)	(0.71)	(0.17)	—	—	(0.17)	(0.88)	7.99	(7.95	) (f)	116	1.68	(g)	1.65	(g)	1.65	(g)	1.56	(g)	—
R4	8.89	0.07	—	(0.76)	(0.69)	(0.17)	—	—	(0.17)	(0.86)	8.03	(7.73	) (f)	143	1.31	(g)	1.31	(g)	1.31	(g)	1.91	(g)	—
R5	8.92	0.08	—	(0.76)	(0.68)	(0.18)	—	—	(0.18)	(0.86)	8.06	(7.60	) (f)	7	1.02	(g)	1.02	(g)	1.02	(g)	2.19	(g)	—
Y	8.93	0.09	—	(0.77)	(0.68)	(0.19)	—	—	(0.19)	(0.87)	8.06	(7.57	) (f)	252,508	0.90	(g)	0.90	(g)	0.90	(g)	2.28	(g)	—
For the Year Ended October 31, 2008
A	14.13	0.16	—	(4.60)	(4.44)	(0.10)	(0.64)	—	(0.74)	(5.18)	8.95	(33.00)		56,864	1.32		1.32		1.32		1.32		57
B	13.78	0.08	—	(4.49)	(4.41)	—	(0.64)	—	(0.64)	(5.05)	8.73	(33.43)		7,211	2.27		2.06		2.06		0.57		—
C	13.78	0.06	—	(4.48)	(4.42)	—	(0.64)	—	(0.64)	(5.06)	8.72	(33.50)		9,160	2.10		2.10		2.10		0.54		—
I	14.15	0.17	—	(4.56)	(4.39)	(0.15)	(0.64)	—	(0.79)	(5.18)	8.97	(32.67)		598	0.96		0.96		0.96		1.66		—
R3	14.00	0.03	—	(4.46)	(4.43)	(0.06)	(0.64)	—	(0.70)	(5.13)	8.87	(33.14)		122	1.73		1.65		1.65		0.87		—
R4	14.03	0.08	—	(4.48)	(4.40)	(0.10)	(0.64)	—	(0.74)	(5.14)	8.89	(32.93)		166	1.31		1.31		1.31		1.29		—
R5	14.07	0.19	—	(4.56)	(4.37)	(0.14)	(0.64)	—	(0.78)	(5.15)	8.92	(32.71)		8	0.98		0.98		0.98		1.65		—
Y	14.09	0.21	—	(4.57)	(4.36)	(0.16)	(0.64)	—	(0.80)	(5.16)	8.93	(32.65)		211,366	0.88		0.88		0.88		1.76		—
For the Year Ended October 31, 2007
A	12.91	0.12	—	1.89	2.01	—	(0.79)	—	(0.79)	1.22	14.13	16.61	(h)	89,023	1.32		1.32		1.32		0.89		32
B	12.71	0.01	—	1.85	1.86	—	(0.79)	—	(0.79)	1.07	13.78	15.63	(h)	12,976	2.23		2.15		2.15		0.07		—
C	12.71	0.02	—	1.84	1.86	—	(0.79)	—	(0.79)	1.07	13.78	15.63	(h)	13,710	2.09		2.09		2.09		0.13		—
I(i)	13.85	0.03	—	0.27	0.30	—	—	—	—	0.30	14.15	2.17	(f)	46	1.00	(g)	1.00	(g)	1.00	(g)	1.00	(g)	—
R3(j)	12.51	0.05	—	1.44	1.49	—	—	—	—	1.49	14.00	11.91	(f)	11	1.65	(g)	1.65	(g)	1.65	(g)	0.47	(g)	—
R4(k)	12.51	0.09	—	1.43	1.52	—	—	—	—	1.52	14.03	12.15	(f)	11	1.35	(g)	1.35	(g)	1.35	(g)	0.78	(g)	—
R5(l)	12.51	0.12	—	1.44	1.56	—	—	—	—	1.56	14.07	12.47	(f)	11	1.05	(g)	1.05	(g)	1.05	(g)	1.07	(g)	—
Y	12.91	0.09	—	1.97	2.06	(0.09)	(0.79)	—	(0.88)	1.18	14.09	17.07	(h)	301,813	0.89		0.89		0.89		1.30		—
For the Year Ended October 31, 2006
A	10.79	0.09	—	2.11	2.20	(0.08)	—	—	(0.08)	2.12	12.91	20.52		79,476	1.38		1.38		1.38		0.89		50
B	10.62	0.01	—	2.08	2.09	—	—	—	—	2.09	12.71	19.68		11,957	2.29		2.13		2.13		0.15		—
C	10.62	0.01	—	2.08	2.09	—	—	—	—	2.09	12.71	19.68		12,943	2.15		2.15		2.15		0.12		—
Y	10.79	0.15	—	2.10	2.25	(0.13)	—	—	(0.13)	2.12	12.91	21.07		72,054	0.92		0.92		0.92		1.36		—
For the Year Ended October 31, 2005
A	9.71	0.08	—	1.04	1.12	(0.04)	—	—	(0.04)	1.08	10.79	11.50		63,417	1.41		1.40		1.40		0.76		29
B	9.60	—	—	1.02	1.02	—	—	—	—	1.02	10.62	10.62		10,091	2.34		2.15		2.15		0.01		—
C	9.60	—	—	1.02	1.02	—	—	—	—	1.02	10.62	10.62		10,238	2.19		2.15		2.15		0.02		—
Y	9.71	0.12	—	1.05	1.17	(0.09)	—	—	(0.09)	1.08	10.79	12.06		60,218	0.93		0.93		0.93		1.19		—
For the Year Ended October 31, 2004 (e)
A	8.92	0.07	—	0.79	0.86	(0.07)	—	—	(0.07)	0.79	9.71	9.70		56,845	1.46		1.45		1.45		0.76		34
B	8.83	0.01	—	0.78	0.79	(0.02)	—	—	(0.02)	0.77	9.60	8.91		8,948	2.36		2.15		2.15		0.06		—
C	8.83	0.01	—	0.78	0.79	(0.02)	—	—	(0.02)	0.77	9.60	8.91		10,838	2.17		2.15		2.15		0.06		—
Y	8.95	0.10	—	0.77	0.87	(0.11)	—	—	(0.11)	0.76	9.71	9.76		21,373	0.91		0.91		0.91		1.32		—

(a)	Information presented relates to a share outstanding throughout the indicated period.

(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	Per share amounts have been calculated using average shares outstanding method.

(f)	Not annualized.

(g)	Annualized.

(h)	Total return without the inclusion of the Payments from (to) Affiliate, as noted on the Statement of Operations, can be found in Expenses in the accompanying Notes to Financial Statements.

(i)	Commenced operations on May 31, 2007.

(j)	Commenced operations on December 22, 2006.

(k)	Commenced operations on December 22, 2006.

(l)	Commenced operations on December 22, 2006.

19

The Hartford Value Fund
Directors and Officers (Unaudited)
The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.
Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and three of the Fund’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which collectively consist of 100 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.
The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.
Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its officers or directors who are employed by The Hartford.
Non-Interested Directors
Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.
Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.
Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies.
Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee is Chairman and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions. Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm, from August 2004 to August 2005. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).
William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

20

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.
Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.
Interested Directors and Officers
Thomas M. Marra* (1958) Director since 2002
Mr. Marra has served as President and Chief Operating Officer of The Hartford Financial Services Group, Inc. (“The Hartford”) since 2007. Mr. Marra currently serves as Director of Hartford Life, Inc. (“HL, Inc.”). Mr. Marra served as Chief Operating Officer of Hartford Life Insurance Company, Inc. (“Hartford Life”) (2000-2008), as President of Hartford Life (2002-2008) and as Director of Hartford Life’s Investment Products Division from 1998 to 2000.

*   On February 24, 2009, The Hartford and Mr. Marra determined to enter into a mutually agreed separation whereby Mr. Marra will retire, and his role as an executive officer and employee of The Hartford will terminate, effective July 3, 2009. Mr. Marra will resign his position as a Director of the Fund effective June 25, 2009.
Lowndes A. Smith (1939) Director since 2002, Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.
John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as Chief Executive Officer, President and Director of HL, Inc. Mr. Walters previously served as President of the U.S. Wealth Management Division of Hartford Life, Inc., as Co-Chief Operating Officer of Hartford Life Insurance Company (2007-2008) and as Executive Vice President and Director of its Investment Products Division (2000-2008). Mr. Walters also serves as Chairman of the Board, Chief Executive Officer, President and Director of Hartford Life Insurance Company and as Executive Vice President of The Hartford. In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”).

*   Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 — 2009).
Other Officers
Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 — 2009))
Mr. Arena serves as Executive Vice President of Hartford Life Insurance Company, (“Hartford Life”). Additionally, Mr. Arena is Director and Senior Vice President of Hartford Administrative Services Company, (“HASCO”), Manager, Chief Executive Officer and President of Hartford Investment Financial Services, LLC (“HIFSCO”) and HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division. Mr. Arena joined American Skandia in 1996.
Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.
Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006 and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury, (the “Treasury”), from 2001 to 2006 where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network, (“FinCEN”) from 2005 — 2006.

21

The Hartford Value Fund
Directors and Officers (Unaudited) — (continued)
Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life Insurance Company. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.
Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant General Counsel and Assistant Vice President of The Hartford and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, Assistant Vice President of Hartford Life, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.
Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life and as Director of its Investment Advisory Group in the Individual Markets Group segment. He also serves as Senior Vice President of HIFSCO and HL Advisors. Prior to joining The Hartford in 2004, Mr. Meyer was with MassMutual which he joined in 1987.
D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life where he serves as Director of mutual fund product management for The Hartford’s mutual funds and 529 college savings businesses. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.
Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 — 2007.
HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2008 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

22

The Hartford Value Fund
Expense Example (Unaudited)
Your Fund’s Expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2008 through April 30, 2009.
Actual Expenses
The first column of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	October 31, 2008	Beginning	Ending Account	October 31,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2008 through	expense	1/2	full
	October 31, 2008	April 30, 2009	April 30, 2009	October 31, 2008	April 30, 2009	April 30, 2009	ratio	year	year
Class A	$1,000.00	$922.20	$6.67	$1,000.00	$1,017.85	$7.00	1.40%	181	365
Class B	$1,000.00	$920.55	$8.66	$1,000.00	$1,015.76	$9.09	1.82	181	365
Class C	$1,000.00	$919.67	$10.04	$1,000.00	$1,014.33	$10.53	2.11	181	365
Class I	$1,000.00	$924.27	$4.72	$1,000.00	$1,019.88	$4.95	0.99	181	365
Class R3	$1,000.00	$920.52	$7.85	$1,000.00	$1,016.61	$8.25	1.65	181	365
Class R4	$1,000.00	$922.65	$6.24	$1,000.00	$1,018.29	$6.55	1.31	181	365
Class R5	$1,000.00	$924.01	$4.86	$1,000.00	$1,019.73	$5.10	1.02	181	365
Class Y	$1,000.00	$924.27	$4.29	$1,000.00	$1,020.33	$4.50	0.90	181	365

23

Item 2. Code of Ethics.
     Not applicable to this semi-annual filing.
Item 3. Audit Committee Financial Expert.
     Not applicable to this semi-annual filing.
Item 4. Principal Accountant Fees and Services.
     Not applicable to this semi-annual filing.
Item 5. Audit Committee of Listed Registrants.
     Not applicable to this semi-annual filing.
Item 6. Schedule of Investments
     The Schedule of Investments is included as part of the semi-annual report filed under Item 1 of this form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
     Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
     Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
     Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since registrant last provided disclosure in response to this requirement.
Item 11. Controls and Procedures.
(a)	Based on an evaluation of the Registrant’s Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report, the Disclosure Controls and Procedures are effectively designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the date of this report, including ensuring that information required to be disclosed in the report is accumulated and communicated to the Registrant’s management, including the Registrant’s officers, as appropriate, to allow timely decisions regarding required disclosure.

(b)	There was no change in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.

11(a) (2)	Section 302 certifications of the principal executive officer and principal financial officer of Registrant.

(b)	Section 906 certification.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE HARTFORD MUTUAL FUNDS, INC.
Date: June 16, 2009	By:	/s/ John C. Walters
John C. Walters
Its: President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: June 16, 2009	By:	/s/ John C. Walters
John C. Walters
Its: President

Date: June 16, 2009	By:	/s/ Tamara L. Fagely
Tamara L. Fagely
Its: Vice President, Controller and Treasurer

EXHIBIT LIST

99.CERT	11(a)(2)	Certifications

(i) Section 302 certification of principal executive officer

(ii) Section 302 certification of principal financial officer

99.906CERT	11(b)	Section 906 certification of principal executive officer and principal financial officer